UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2022

Date of reporting period: July 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares Cloud 5G and Tech ETF | IDAT | NYSE Arca

•	iShares Cybersecurity and Tech ETF | IHAK | NYSE Arca

•	iShares Exponential Technologies ETF | XT | NASDAQ

•	iShares Genomics Immunology and Healthcare ETF | IDNA | NYSE Arca

•	iShares Robotics and Artificial Intelligence Multisector ETF | IRBO | NYSE Arca

•	iShares Self-Driving EV and Tech ETF | IDRV | NYSE Arca

•	iShares U.S. Tech Breakthrough Multisector ETF | TECB | NYSE Arca

•	iShares Virtual Work and Life Multisector ETF | IWFH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Cloud 5G and Tech ETF

Investment Objective

The iShares Cloud 5G and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of companies from developed and emerging markets that could benefit from providing products, services, and technologies related to cloud computing and 5G, as represented by the Morningstar® Global Digital Infrastructure & Connectivity Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(13.46)%	(8.50)%	(13.46)%	(9.70)%
Fund Market	(13.54)	(8.57)	(13.54)	(9.78)
Index	(13.65)	(8.80)	(13.65)	(10.01)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 8, 2021. The first day of secondary market trading was June 10, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$816.40	$2.12		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® Cloud 5G and Tech ETF

Portfolio Management Commentary

Stocks of companies with significant exposure to cloud computing and 5G networking declined sharply for the reporting period. As the post-pandemic global recovery slowed, growth in demand for cloud computing declined as the need for remote work and distance education diminished. As global inflation increased, rising interest rates negatively impacted high-valuation growth-oriented stocks by lowering the current value of future earnings, decreasing demand and cash flows, and raising financing costs. High costs and technical difficulties surrounding the rollout of 5G networks also weighed on company earnings. In addition, ongoing COVID-related restrictions and disruptions to international supply chains negatively affected the market for chips used in consumer products.

U.S. equities, which represented approximately 71% of the Index on average during the reporting period, detracted the most from the Index’s return, led by the IT services industry. Revenue growth slowed and costs rose amid increasing competition for communications platforms as a service, weighing heavily on profits. In the software industry, ongoing supply chain disruptions delayed shipments of the hardware necessary for running software, leading to reduced sales. Finally, in the U.S. communication services sector, stocks in the cable and satellite industry declined due to falling subscriptions, as the trend for consumers to replace cable and satellite with streaming services continued.

The semiconductors industry in Taiwan also detracted substantially from the Index’s performance. During the reporting period, the Russian invasion of Ukraine raised concern that military force might be used against Taiwan, leading foreigners to decrease investments at a historic rate. Concerns about slowing global economic growth and rising inflation also increased outflows.

Information technology stocks in Japan also detracted meaningfully from the Index’s return, driven by the electronic components industry. Makers of components for smartphones experienced capacity shortages and production delays related to COVID-19 infections and restrictions. Additionally, the Japanese yen weakened to historic lows relative to the U.S. dollar, and the economy was challenged by a labor shortage and high oil prices.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	36.4%
Software	22.7
Communications Equipment	17.7
Electronic Equipment, Instruments & Components	7.2
Technology Hardware, Storage & Peripherals	4.1
Chemicals	2.8
Construction & Engineering	2.5
IT Services	2.1
Media	1.9
Diversified Telecommunication Services	1.7
Equity Real Estate Investment Trusts (REITs)	0.9

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	66.6%
Taiwan	9.1
Japan	6.9
Finland	3.2
Netherlands	2.8
Switzerland	2.7
Sweden	2.6
Germany	2.1
United Kingdom	1.4
Other (each representing less than 1%)	2.6

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Cybersecurity and Tech ETF

Investment Objective

The iShares Cybersecurity and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that are involved in cyber security and technology, including cyber security hardware, software, products, and services, as represented by the NYSE® FactSet® Global Cyber Security Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(15.73)%	13.72%	(15.73)%	49.75%
Fund Market	(15.96)	13.68	(15.96)	49.55
Index	(15.66)	14.11	(15.66)	51.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 11, 2019. The first day of secondary market trading was June 13, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$910.30	$2.23		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® Cybersecurity and Tech ETF

Portfolio Management Commentary

Stocks of global cybersecurity and technology companies declined substantially for the reporting period. After Russia’s invasion of Ukraine in early 2022, concerns that Russia would respond to economic sanctions by engaging in cyberattacks initially supported cybersecurity stocks. However, international technology stocks declined sharply amid slowing global economic growth as consumers shifted back from digital to real-world spending, raising concerns about demand for cybersecurity software. Rising global interest rates negatively impacted high-valuation growth-oriented stocks by lowering the current value of future earnings, decreasing demand, and raising financing costs. Increasing ransomware attacks, including high-profile attacks on large corporations and national governments, led to increased demand for cybersecurity systems, bolstering revenues.

U.S. equities, which represented approximately 78% of the Index on average during the reporting period, detracted the most from the Index’s return. In the software industry, the coronavirus pandemic drove strong demand for software for securely creating and signing digital documents. As many businesses returned to in-person work in 2022, growth in demand for digital signatures slowed sharply. Despite rising revenues, stocks of digital document management companies declined as relatively high valuations led investors to closely scrutinize earnings. In addition, stocks of a company that manages information during emergencies, which benefited from strong demand during the pandemic, declined sharply amid slowing demand and the departure of the company’s chief executive officer. The U.S. internet services and infrastructure industry was also a significant detractor. While demand for software to combat ongoing ransomware attacks grew, stock of a user authentication company declined sharply after the company experienced a data breach.

The Canadian software industry detracted modestly from the Index’s return despite strength in sales of cybersecurity software to protect cloud computing platforms. The ongoing war between Russian and Ukraine and rising interest rates pressured stocks in the software industry as investors sought less volatility. In Israel, sales and revenues in the software industry weakened amid ongoing supply-chain challenges.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Software	68.6%
Professional Services	13.1
IT Services	9.2
Communications Equipment	9.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	78.2%
Israel	7.5
Japan	4.7
Canada	2.3
Taiwan	2.3
United Kingdom	1.7
Denmark	1.5
Germany	1.1
Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Exponential Technologies ETF

Investment Objective

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(17.91)%	10.92%	11.52%	(17.91)%	67.89%	123.33%
Fund Market	(18.04)	10.85	11.51	(18.04)	67.40	123.21
Index	(17.51)	11.31	11.83	(17.51)	70.89	127.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 19, 2015. The first day of secondary market trading was March 23, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$878.10	$2.14		$1,000.00	$1,022.50	$2.31		0.46%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® Exponential Technologies ETF

Portfolio Management Commentary

Stocks of global companies that create or use exponential technologies declined sharply for the reporting period. As global inflation increased, rising interest rates negatively impacted high-valuation growth-oriented stocks by lowering the current value of future earnings, decreasing demand and cash flows, and raising financing costs. Additionally, in-person work and commerce resumed, driving down demand for software and online services.

Stocks in the U.S., which represented approximately 61% of the Index on average during the reporting period, were the main detractors from the Index’s performance, led by the information technology sector. In the internet services and infrastructure industry, stocks of cloud software companies declined despite rising revenues, as relatively high valuations led investors to closely scrutinize earnings. While demand for software to combat ongoing ransomware attacks grew, stock of a user authentication company declined sharply after the company experienced a data breach.

Online payment company stocks also detracted from the Index’s return, reflecting ongoing disruptions to supply chains and a decrease in online shopping. In addition, a sharp fall in the price of Bitcoin negatively impacted financial technology companies holding cryptocurrencies on their balance sheet. In the software industry, stocks declined amid increased competition in the market for online video collaboration solutions and declining demand for teleconferencing software. The U.S. healthcare sector was also a detractor, as the healthcare equipment industry declined amid pandemic-related supply chain disruptions and reductions in robot-assisted surgeries.

Exponential technology stocks in China also weighed on the Index’s performance. In the biotechnology industry, an experimental drug developed to treat cancer failed to receive approval from an American regulator. Tension between the U.S. and China over companies’ accounting practices also raised the possibility of the delisting of some Chinese companies from American stock exchanges.

Japanese industrials stocks were also modest detractors from the Index’s return, driven in part by a sharp decline in the Japanese yen relative to the U.S. dollar. The industrial machinery industry detracted the most as Japan’s industrial production fell to historic lows amid ongoing parts and labor shortages.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	52.4%
Health Care	25.5
Industrials	6.5
Materials	3.8
Communication Services	3.8
Consumer Discretionary	2.5
Financials	2.3
Utilities	1.8
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	60.8%
Japan	6.8
China	5.2
Australia	3.8
Switzerland	3.4
United Kingdom	3.4
Netherlands	2.5
Germany	1.9
Taiwan	1.7
France	1.7

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Genomics Immunology and Healthcare ETF

Investment Objective

The iShares Genomics Immunology and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in genomics, immunology and bioengineering, as represented by the NYSE® FactSet Global Genomics and Immuno Biopharma IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(36.11)%	9.33%	(36.11)%	32.33%
Fund Market	(36.14)	9.35	(36.14)	32.41
Index	(35.96)	9.33	(35.96)	32.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 11, 2019. The first day of secondary market trading was June 13, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$874.20	$2.18		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® Genomics Immunology and Healthcare ETF

Portfolio Management Commentary

Global genomics, immunology, and healthcare stocks declined significantly during the reporting period as the rising interest-rate environment weighed on high-valuation stocks, reduced growth, and cooled capital flows. Recurring COVID-19 outbreaks added to the uncertain market environment, as drugmakers contended with mismatches between vaccine supply and demand. Supply chain delays and rising input costs also impacted biotechnology companies’ ability to meet global demands. Merger and acquisition activity among biotechnology and pharmaceutical companies decreased to one of the lowest levels in the last decade amid heightened regulatory scrutiny. In this environment, the number of new biotechnology initial public offerings diminished after two record-setting years.

U.S. stocks, which represented approximately 65% of the Index on average during the reporting period, detracted the most from the Index’s return. The U.S. biotechnology industry in particular weighed heavily on the Index’s performance as declining COVID-19 vaccine sales and research funding pressured the earnings of biotechnology companies. The development of a new vaccine targeting the omicron variant coincided with declining case rates and raised doubts about the necessity of variant-specific vaccines. Competition from the introduction of new treatments for COVID-19 further constrained the industry, particularly for less diversified biotechnology companies that derive nearly all their revenue from vaccines. The significant stock price declines and concerns about the continued availability of research funding led to cost-cutting and layoffs at younger, smaller biotechnology firms.

German and Hong Kong biotechnology industries also detracted from the Index’s performance. Following the reduction in COVID-19 vaccine demand in Europe and North America, German vaccine developers declined amid growing concerns about the sustainability of revenue growth. New investment flows also subsided significantly as financial markets shifted away from the biotechnology industry. In Hong Kong, a Chinese biotechnology company’s stock that is also listed in the U.S. and mainland China declined after an announcement by the Securities and Exchange Commission that it was increasing regulatory scrutiny of Chinese stocks co-listed in the U.S.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Biotechnology	78.8%
Pharmaceuticals	14.3
Life Sciences Tools & Services	6.2
Health Care Providers & Services	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	65.5%
Japan	7.4
Germany	7.2
France	4.4
Denmark	4.2
China	4.2
Switzerland	3.3
Taiwan	2.3
Netherlands	1.1
United Kingdom	0.4

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Robotics and Artificial Intelligence Multisector ETF

Investment Objective

The iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in robotics technologies and artificial intelligence, as represented by the NYSE® FactSet® Global Robotics and Artificial Intelligence Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(32.79)%	5.53%	(32.79)%	24.66%
Fund Market	(32.95)	5.48	(32.95)	24.42
Index	(32.63)	5.80	(32.63)	25.95

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 26, 2018. The first day of secondary market trading was June 28, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$773.30	$2.07		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® Robotics and Artificial Intelligence Multisector ETF

Portfolio Management Commentary

The Index declined substantially during the reporting period as robotics and artificial intelligence stocks fell amid increasingly challenging global economic conditions. As inflation increased, rising interest rates negatively impacted high-valuation growth-oriented stocks by lowering the current value of future earnings, decreasing demand and cash flows, and raising financing costs.

U.S. equities, which represented approximately 55% of the Index on average for the reporting period, detracted the most from the Index’s return. In the software industry, an increasingly competitive market weighed on companies even as demand remained robust for cloud-based software that uses artificial intelligence to analyze large amounts of data. An unfavorable verdict against a software company in a court case about trade secrets also contributed to the decline. Rising costs due to supply chain disruptions further pressured profitability at a time when stocks’ relatively high valuations led investors to closely scrutinize earnings. The U.S. communication services sector also detracted from the Index’s return as slowing demand for digital advertisements weighed on interactive media and services companies. Amid the global economic slowdown and rising inflation, prices for online advertisements declined, weighing on sales revenues. Social media platform companies faced challenges from changes to corporate policies designed to increase user privacy, making targeted advertising on mobile devices more difficult. Additionally, high content licensing fees offset strong revenues from sports-related streaming, reducing profits.

Chinese stocks also detracted substantially from the Index’s return, particularly the communication services sector. The entertainment industry weakened as China’s government announced plans to implement regulations limiting certain financial transactions and content on livestreaming platforms. Revenues from online advertising fell as companies curtailed popular content in response. The interactive media and services industry also declined as increased governmental scrutiny weighed on mobile marketing revenue. In addition, a U.S. regulator started a process to delist Chinese companies from the American stock exchange due to audit oversight concerns. Japanese stocks were another detractor as the Japanese yen depreciated significantly relative to the U.S. dollar, weighing on returns for U.S. investors.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	57.4%
Communication Services	18.2
Industrials	14.7
Consumer Discretionary	7.9
Health Care	1.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	52.5%
Japan	11.1
China	10.9
Taiwan	7.6
South Korea	3.1
France	2.8
Israel	2.6
United Kingdom	1.8
Sweden	1.8
Germany	1.7

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Self-Driving EV and Tech ETF

Investment Objective

The iShares Self-Driving EV and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that may benefit from growth and innovation in and around electric vehicles, battery technologies and autonomous driving technologies, as represented by the NYSE® FactSet Global Autonomous Driving and Electric Vehicle Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(16.54)%	17.21%	(16.54)%	68.70%
Fund Market	(16.54)	17.22	(16.54)	68.74
Index	(16.59)	17.27	(16.59)	68.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 16, 2019. The first day of secondary market trading was April 18, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$826.70	$2.13		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	iShares® Self-Driving EV and Tech ETF

Portfolio Management Commentary

Stocks of companies related to innovation in electric vehicles (“EVs”) and self-driving cars declined significantly for the reporting period. Although demand for EVs continued to rise, bolstered by the introduction of lower-priced models and government subsidies, limited supply constrained industry growth. Ongoing supply chain disruptions, including coronavirus-related restrictions in China, led to decreased EV production. In addition, rising input costs led some manufacturers to increase vehicle prices. The conflict between Russia and Ukraine exacerbated higher materials costs, especially for the metals used in the production of batteries, a key bottleneck in EV production.

Stocks in the U.S., which represented about 54% of the Index on average, detracted the most from the Index’s return, driven by the automobiles industry. Disruptions to supply chains and an ongoing shortage of semiconductors impeded overall automobile production, keeping EV production well below factory capacity. Rising interest rates increased the cost of automobile loans and clouded the outlook for automobile sales. Manufacturing defects that created a risk of an electric car battery catching fire led to a costly recall and steep price cuts, despite limited supply. In addition, new fuel efficiency regulations requiring manufacturers to build a larger fraction of EVs, which are more costly to produce, pressured automakers.

German automobile stocks also weighed on the Index’s performance. While demand for automobiles, and EVs in particular, remained strong, chip shortages and difficulties with European energy supplies led to reduced production volumes and sales in the automobiles industry. The conflict in Ukraine created a shortage of parts that German automobiles companies use to run their plants, forcing temporary factory closures, which further constrained production.

The South Korean information technology sector also detracted significantly from the Index’s return. In the technology hardware and equipment industry, a semiconductor manufacturer declined sharply amid decreased demand for smartphones and other consumer electronics due to slowing economic growth and new pandemic-related restrictions in Asia. Amid shrinking demand, the price of memory chips declined, reducing profits.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Discretionary	45.5%
Information Technology	35.4
Industrials	9.5
Materials	5.5
Communication Services	4.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	49.2%
Japan	10.3
Germany	9.8
South Korea	7.4
China	6.3
Switzerland	4.9
Sweden	3.2
Netherlands	3.0
Taiwan	1.5
Canada	1.3

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® U.S. Tech Breakthrough Multisector ETF

Investment Objective

The iShares U.S. Tech Breakthrough Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that could benefit from various breakthrough technologies, including robotics and artificial intelligence, cloud and data tech, cybersecurity, genomics and immunology, and financial technology, as represented by the NYSE® FactSet® U.S. Tech Breakthrough IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(24.71)%	8.92%	(24.71)%	24.49%
Fund Market	(24.72)	8.92	(24.72)	24.50
Index	(24.50)	9.27	(24.50)	25.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 8, 2020. The first day of secondary market trading was January 10, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$823.50	$1.36		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022 (continued)	iShares® U.S. Tech Breakthrough Multisector ETF

Portfolio Management Commentary

U.S. stocks poised to benefit from breakthrough technologies declined sharply for the reporting period. As consumers and workers continued to return to in-person shopping and offices, sales growth for some software and online services abated. Amid rising global inflation, higher interest rates negatively impacted high valuation growth-oriented stocks by decreasing demand and raising financing costs.

The information technology sector detracted the most from the Index’s return, driven by the software industry. At the beginning of the coronavirus pandemic, a shift to remote work strengthened demand for software for creating and signing digital documents. However, as pandemic-related restrictions eased and businesses returned to in-person work, the need for digital document solutions diminished. The Russian invasion of Ukraine led some companies in the industry to suspend operations in Russia, further reducing software sales. The information technology services industry was also a substantial detractor. A large online payment company declined due to ongoing disruptions to supply chains and a decrease in online shopping. Earnings growth slowed amid reduced government stimulus spending and labor shortages. Additionally, the high-interest-rate environment constrained the growth of small businesses, lowering the demand for loans from financial technology companies. A sharp decline in the price of Bitcoin negatively impacted financial technology companies holding cryptocurrencies on their balance sheet. While demand for software to combat ransomware attacks grew, the stock of a user authentication company declined sharply after the company experienced a data breach.

The communication services sector also detracted significantly from the Index’s performance. Growth in demand for digital advertisements in the interactive media and services industry slowed considerably amid the Russian invasion of Ukraine and the broader global economic slowdown. As inflation rose, prices for online ads dropped and revenues declined. Stocks of social media platform companies were also challenged by increased competition for digital advertising and a mobile device maker’s new user privacy policy that made targeted advertisements more difficult.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	64.9%
Communication Services	12.7
Health Care	11.5
Consumer Discretionary	6.7
Real Estate	2.4
Industrials	1.4
Financials	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	4.5%
Amazon.com Inc.	4.4
Microsoft Corp.	4.2
Alphabet Inc., Class A	4.1
Salesforce Inc.	4.0
Nvidia Corp.	3.9
Meta Platforms Inc, Class A	3.4
Gilead Sciences Inc.	3.3
Adobe Inc.	2.9
Walt Disney Co. (The)	2.9

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Virtual Work and Life Multisector ETF

Investment Objective

The iShares Virtual Work and Life Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide products, services and technologies that empower individuals to work remotely, and support an increasingly virtual way of life across entertainment, wellness and learning, as represented by the NYSE® FactSet® Global Virtual Work and Life Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(47.89)%	(25.35)%	(47.89)%	(41.58)%
Fund Market	(47.89)	(25.39)	(47.89)	(41.64)
Index	(47.86)	(25.24)	(47.86)	(41.38)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$734.90	$2.02		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2022 (continued)	iShares® Virtual Work and Life Multisector ETF

Portfolio Management Commentary

Stocks of companies that help people work, play, or study from home declined sharply during the reporting period as consumers shifted back from working and shopping online to in-person experiences. As global inflation increased, rising interest rates negatively impacted the highest valuation growth-oriented technology stocks by decreasing demand and raising financing costs.

U.S. equities, which represented approximately 62% of the Index on average during the reporting period, detracted the most from the Index’s return, led by the information technology sector. At the beginning of the coronavirus pandemic, the software industry benefited from the need for remote work and school, leading to strong demand for related software, such as tools for securely signing digital documents and videoconferencing. However, as restrictions eased, businesses and schools returned to in-person work, sharply weighing on demand. Competition from other makers of remote meeting solutions intensified, pressuring profits. In addition, the stocks of a company that manages information during emergencies declined sharply amid a disruptive leadership change.

The U.S. communication services sector also detracted significantly from the Index’s return. In the entertainment industry, despite increasing revenues, media streaming technology companies declined as relatively high valuations led investors to scrutinize earnings growth. Additionally, growth in consumer spending on digital entertainment slowed as inflation grew. In the interactive media and services industry, demand for digital advertisements declined amid the broader global economic slowdown and the war in Ukraine, which also adversely affected subscriber growth.

Chinese stocks also detracted from the Index’s return, particularly in the communication services sector. New government regulations restricted certain financial transactions and limited content on livestreaming platforms. Revenues declined in the entertainment industry amid reduced online advertising and lower subscriptions due to increased competition. New video-gaming regulations negatively impacted profits in the interactive media and services industry, and slowing economic growth weighed on advertising revenue. The German consumer discretionary sector also detracted from the Index’s performance as easing pandemic-related restrictions reduced demand for online delivery services.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	36.1%
Communication Services	34.8
Consumer Discretionary	23.8
Health Care	4.2
Consumer Staples	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Delivery Hero SE	2.6%
JD Health International Inc.	2.6
Netflix Inc.	2.4
New Oriental Education & Technology Group Inc.	2.3
Nice Ltd.	2.3
Five9 Inc.	2.3
Teladoc Health Inc.	2.3
Take-Two Interactive Software Inc.	2.3
Activision Blizzard Inc.	2.2
DoorDash Inc., Class A	2.2

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	21

Schedule of Investments July 31, 2022	iShares® Cloud 5G and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 2.8%
DuPont de Nemours Inc.	3,240	$198,385

Communications Equipment — 17.6%
Arista Networks Inc.(a)	2,028	236,526
Ciena Corp.(a)	4,108	211,973
F5 Inc.(a)	1,112	186,104
Juniper Networks Inc.	7,844	219,867
Nokia OYJ	43,452	226,323
Telefonaktiebolaget LM Ericsson, Class B	24,796	188,605

		1,269,398

Construction & Engineering — 2.5%
China Communications Services Corp. Ltd., Class H	80,000	32,525
COMSYS Holdings Corp.	4,400	88,397
EXEO Group Inc.	3,600	60,321

		181,243

Diversified Telecommunication Services — 1.7%
Cogent Communications Holdings Inc.	1,455	92,844
NOS SGPS SA	7,196	27,168

		120,012

Electronic Equipment, Instruments & Components — 7.2%
Murata Manufacturing Co. Ltd.	3,200	186,914
Quectel Wireless Solutions Co. Ltd., Class A	520	12,103
Taiyo Yuden Co. Ltd.	4,400	156,376
Yageo Corp.	14,000	161,645

		517,038

Equity Real Estate Investment Trusts (REITs) — 0.9%
Keppel DC REIT	42,900	64,322

IT Services — 2.0%
Computacenter PLC	3,136	99,142
Kingsoft Cloud Holdings Ltd., ADR(a)	3,465	11,365
Megaport Ltd.(a)	5,304	36,417

		146,924

Media — 1.9%
DISH Network Corp., Class A(a)	7,864	136,598

Semiconductors & Semiconductor Equipment — 36.3%
Analog Devices Inc.	1,364	234,554
Broadcom Inc.	432	231,327
Infineon Technologies AG	5,513	151,191
Intel Corp.	4,940	179,371
MACOM Technology Solutions Holdings Inc., Class H(a)	1,546	89,575
MediaTek Inc.	6,000	138,241
Microchip Technology Inc.	2,916	200,796
NXP Semiconductors NV	1,112	204,475

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo Inc.(a)	1,576	$164,014
Qualcomm Inc.	1,396	202,504
Skyworks Solutions Inc.	1,588	172,901
STMicroelectronics NV	5,200	196,786
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	205,795
Win Semiconductors Corp.	13,000	69,057
Wolfspeed Inc.(a)	2,052	170,932

		2,611,519

Software — 22.7%
C3.ai Inc., Class A(a)	2,676	49,265
Cadence Design Systems Inc.(a)	1,379	256,604
Citrix Systems Inc.	3,084	312,748
Datadog Inc., Class A(a)(b)	1,396	142,406
Dropbox Inc., Class A(a)	10,132	230,402
New Relic Inc.(a)	2,153	130,623
Nutanix Inc., Class A(a)	6,964	105,365
Synopsys Inc.(a)	700	257,250
Teradata Corp.(a)	3,792	145,196

		1,629,859

Technology Hardware, Storage & Peripherals — 4.1%
Pure Storage Inc., Class A(a)	7,672	217,501
Wiwynn Corp.	3,000	74,210

		291,711

Total Long-Term Investments — 99.7% (Cost: $8,622,711)		7,167,009

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	133,735	133,722

Total Short-Term Securities — 1.8% (Cost: $133,722)		133,722

Total Investments in Securities — 101.5% (Cost: $8,756,433)		7,300,731

Liabilities in Excess of Other Assets — (1.5)%		(110,344)

Net Assets — 100.0%		$7,190,387

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. (c) Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Cloud 5G and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 133,703(a)	$ —		$19	$—	$133,722	133,735	$84	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	10,000	—	(10,000	)(a)	—	—	—	—	10		—

					$19	$—	$133,722		$94		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,011)	$—	$—	$—	$(1,011)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,117,780	$2,049,229	$—	$7,167,009
Money Market Funds	133,722	—	—	133,722

	$5,251,502	$2,049,229	$—	$7,300,731

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments July 31, 2022	iShares® Cybersecurity and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 9.1%
Accton Technology Corp.	1,476,000	$12,318,510
ADTRAN Holdings Inc. (a)	149,134	3,592,638
Calix Inc.(a)(b)	175,224	9,994,777
Juniper Networks Inc.	730,135	20,465,684
Radware Ltd.(a)	125,003	2,891,319

		49,262,928

IT Services — 9.2%
Akamai Technologies Inc.(a)(b)	221,970	21,357,953
Change Inc.	136,700	2,070,640
My EG Services Bhd	13,791,000	2,407,263
Okta Inc.(a)	228,200	22,466,290
Secunet Security Networks AG	4,116	1,190,604

		49,492,750

Professional Services — 13.1%
Booz Allen Hamilton Holding Corp.	255,292	24,502,926
CACI International Inc., Class A(a)(b)	70,815	21,406,666
ManTech International Corp./VA, Class A	84,380	8,085,292
Science Applications International Corp.	170,907	16,555,761

		70,550,645

Software — 68.5%
A10 Networks Inc.	201,096	2,998,341
Absolute Software Corp.	165,825	1,529,338
Ahnlab Inc.	18,982	1,301,624
Alarm.com Holdings Inc.(a)(b)	147,030	10,405,313
BlackBerry Ltd.(a)(b)	1,768,410	10,868,288
Check Point Software Technologies Ltd.(a)	171,696	21,393,322
Citrix Systems Inc.	219,622	22,271,867
Clear Secure Inc., Class A(a)	176,988	4,481,336
Crowdstrike Holdings Inc., Class A(a)	137,593	25,262,075
CyberArk Software Ltd.(a)	122,892	15,991,936
Darktrace PLC(a)	856,435	3,932,427
Digital Arts Inc.	7,000	346,513
DocuSign Inc.(a)(b)	270,235	17,289,635
Everbridge Inc.(a)	79,534	1,999,485
Fortinet Inc.(a)	375,916	22,423,389
Kape Technologies PLC(a)	495,962	1,805,908
KnowBe4 Inc., Class A(a)	222,558	3,180,354
Mandiant Inc.(a)(b)	695,729	15,848,707
Micro Focus International PLC	1,053,112	3,668,638
Netcompany Group A/S(a)(c)	139,356	7,814,706

Security	Shares	Value

Software (continued)
OneSpan Inc.(a)(b)	122,270	$1,353,529
Palo Alto Networks Inc.(a)(b)	43,366	21,643,971
Ping Identity Holding Corp.(a)	218,148	3,741,238
Qualys Inc.(a)	106,722	13,054,235
Rapid7 Inc.(a)(b)	176,249	11,274,649
SailPoint Technologies Holdings Inc.(a)	283,122	18,054,690
SentinelOne Inc., Class A(a)	564,774	14,034,634
TeamViewer AG(a)(c)	470,694	4,900,712
Telos Corp.(a)(b)	159,433	1,265,898
Tenable Holdings Inc.(a)	323,694	12,510,773
Trend Micro Inc/Japan	398,000	23,129,453
Varonis Systems Inc.(a)(b)	332,740	8,461,578
VMware Inc., Class A	169,186	19,659,413
Zscaler Inc.(a)(b)	142,300	22,065,038

		369,963,013

Total Long-Term Investments — 99.9% (Cost: $575,150,643)		539,269,336

Short-Term Securities

Money Market Funds — 10.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	56,054,306	56,048,701
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	510,000	510,000

Total Short-Term Securities — 10.5% (Cost: $56,545,001)		56,558,701

Total Investments in Securities — 110.4% (Cost: $631,695,644)		595,828,037

Liabilities in Excess of Other Assets — (10.4)%		(55,939,440)

Net Assets — 100.0%		$539,888,597

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Cybersecurity and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$62,729,133	$—	$(6,666,685	)(a)	$(26,861)	$13,114	$56,048,701	56,054,306	$635,215	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	790,000	—	(280,000	)(a)	—	—	510,000	510,000	2,292		—

					$(26,861)	$13,114	$56,558,701		$637,507		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	3	09/16/22	$437	$59,639

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$59,639	$—	$—	$—	$59,639

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(139,381)	$—	$—	$—	$(139,381)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,219	$—	$—	$—	$1,219

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$644,944

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® Cybersecurity and Tech ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$476,188,246	$63,081,090	$—	$539,269,336
Money Market Funds	56,558,701	—	—	56,558,701

	$532,746,947	$63,081,090	$—	$595,828,037

Derivative financial instruments(a)
Assets
Futures Contracts	$59,639	$—	$—	$59,639

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.7%
IRESS Ltd.	2,243,753	$17,992,731
Megaport Ltd.(a)	1,400,746	9,617,431
Nanosonics Ltd.(a)(b)	4,878,522	16,230,642
Netwealth Group Ltd.	1,825,618	16,585,600
NEXTDC Ltd.(a)	2,332,152	19,414,099
Technology One Ltd.	2,282,974	18,942,446
WiseTech Global Ltd.	545,898	19,332,766

		118,115,715

Canada — 1.2%
Bausch Health Companies Inc.(a)	1,066,098	4,911,935
BlackBerry Ltd.(a)(b)	2,556,225	15,710,039
Descartes Systems Group Inc. (The)(a)	134,943	9,321,821
Shopify Inc., Class A(a)	209,375	7,293,912

		37,237,707

China — 5.1%
3SBio Inc.(c)	23,256,000	15,479,803
Alibaba Group Holding Ltd.(a)	1,303,500	14,655,861
Baidu Inc.(a)	1,084,200	18,739,744
China Datang Corp. Renewable Power Co. Ltd.,
Class H(b)	57,367,000	15,570,282
China Longyuan Power Group Corp. Ltd., Class H	10,866,000	17,456,876
China Resources Power Holdings Co. Ltd.	2,610,000	4,913,956
Genscript Biotech Corp.(a)	4,474,000	16,198,747
I-Mab, ADR(a)	276,480	2,897,511
Innovent Biologics Inc.(a)(c)	956,500	3,998,218
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	2,425,884	22,058,391
Tencent Holdings Ltd.	352,000	13,604,382
Wuxi Biologics Cayman Inc., New(a)(c)	1,749,000	16,741,627

		162,315,398

Denmark — 1.1%
Orsted A/S(c)	166,950	19,435,756
Vestas Wind Systems A/S	633,947	16,662,489

		36,098,245

Finland — 1.0%
Nokia OYJ	3,514,678	18,306,481
Wartsila OYJ Abp	1,578,600	13,870,419

		32,176,900

France — 1.7%
Capgemini SE	88,381	16,857,512
Dassault Systemes SE	362,412	15,544,456
Sanofi	210,892	20,957,080

		53,359,048

Germany — 1.9%
Infineon Technologies AG	434,831	11,925,008
Merck KGaA	80,430	15,318,747
QIAGEN NV(a)	373,641	18,725,681
SAP SE	150,895	14,074,385

		60,043,821

India — 1.5%
Infosys Ltd.	867,908	17,025,076
Tata Consultancy Services Ltd.	419,511	17,547,633
Wipro Ltd.	2,416,739	12,895,259

		47,467,968

Israel — 0.5%
Nice Ltd.(a)	66,801	14,261,834

Security	Shares	Value

Japan — 6.8%
Chugai Pharmaceutical Co. Ltd.	659,600	$18,530,001
Denso Corp.	295,300	16,151,452
FANUC Corp.	104,900	18,091,102
Harmonic Drive Systems Inc.(b)	534,900	20,394,044
Murata Manufacturing Co. Ltd.	295,000	17,231,155
Nabtesco Corp.	347,900	8,337,824
Nidec Corp.	115,600	8,033,512
Rakuten Group Inc.	329,800	1,634,996
SoftBank Group Corp.	463,711	19,479,003
Taiyo Yuden Co. Ltd.	403,100	14,326,188
Takeda Pharmaceutical Co. Ltd.	794,904	23,322,636
TDK Corp.	556,700	17,533,070
Tokyo Electron Ltd.	42,200	14,524,963
Yaskawa Electric Corp.(b)	453,900	15,897,344

		213,487,290

Netherlands — 2.5%
Adyen NV(a)(c)	7,201	12,952,956
ASM International NV	48,160	14,793,386
ASML Holding NV	25,218	14,494,244
NXP Semiconductors NV	90,732	16,683,800
TomTom NV(a)(b)	2,228,066	20,141,040

		79,065,426

Singapore — 0.5%
Keppel DC REIT	11,444,700	17,159,718

South Korea — 0.9%
Samsung SDI Co. Ltd.	33,389	14,676,120
SK Hynix Inc.	199,266	15,063,871

		29,739,991

Spain — 0.5%
Siemens Gamesa Renewable Energy SA(a)	817,982	15,050,261

Sweden — 0.5%
Telefonaktiebolaget LM Ericsson, Class B	1,939,612	14,753,161

Switzerland — 3.4%
ABB Ltd., Registered	544,819	16,562,280
CRISPR Therapeutics AG(a)(b)	261,067	19,580,025
Novartis AG, Registered	247,603	21,276,434
Roche Holding AG, NVS	49,880	16,560,385
STMicroelectronics NV	430,256	16,282,403
TE Connectivity Ltd.	133,854	17,900,296

		108,161,823

Taiwan — 1.7%
Hon Hai Precision Industry Co. Ltd.	5,846,000	21,365,642
MediaTek Inc.	588,000	13,547,566
Taiwan Semiconductor Manufacturing Co. Ltd.	1,039,000	17,818,398
Win Semiconductors Corp.	302,000	1,604,253

		54,335,859

United Kingdom — 3.4%
AstraZeneca PLC	195,930	25,772,869
GSK PLC	1,001,445	21,040,563
Ocado Group PLC(a)	70,986	729,754
Sage Group PLC (The)	2,066,353	17,808,063
Spirax-Sarco Engineering PLC	106,563	15,548,493
Subsea 7 SA	2,790,457	25,149,209

		106,048,951

United States — 60.6%
AbbVie Inc.	165,437	23,741,864
Accenture PLC, Class A	59,202	18,131,204

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Advanced Micro Devices Inc.(a)	145,836	$13,777,127
Agilent Technologies Inc.	128,986	17,297,023
Akamai Technologies Inc.(a)	187,978	18,087,243
Albemarle Corp.(b)	76,186	18,613,002
Alnylam Pharmaceuticals Inc.(a)(b)	115,950	16,469,538
Alphabet Inc., Class A(a)	142,320	16,554,662
Amazon.com Inc.(a)	129,207	17,436,485
Analog Devices Inc.	112,910	19,416,004
Ansys Inc.(a)(b)	51,718	14,428,805
Apple Inc.	115,475	18,765,842
Applied Materials Inc.	143,077	15,163,300
Aptiv PLC(a)	51,999	5,454,175
Arista Networks Inc.(a)	162,308	18,929,982
Aspen Technology Inc.(a)(b)	56,383	11,507,206
Autodesk Inc.(a)	73,991	16,005,733
Beam Therapeutics Inc.(a)(b)	254,151	16,006,430
Biogen Inc.(a)	86,277	18,554,732
BioMarin Pharmaceutical Inc.(a)	246,171	21,183,015
Blackbaud Inc.(a)	282,898	17,347,305
BlackRock Inc.(d)	21,823	14,603,515
Block Inc.(a)(b)	53,361	4,058,638
Bristol-Myers Squibb Co.	355,191	26,205,992
Broadcom Inc.	36,210	19,389,731
Broadridge Financial Solutions Inc.(b)	118,614	19,043,478
Cadence Design Systems Inc.(a)	110,293	20,523,321
CF Industries Holdings Inc.	335,547	32,041,383
Cisco Systems Inc.	388,285	17,616,490
Citrix Systems Inc.	246,272	24,974,443
Cogent Communications Holdings Inc.	288,009	18,377,854
Cognizant Technology Solutions Corp., Class A	255,799	17,384,100
Coupa Software Inc.(a)	142,833	9,344,135
Crowdstrike Holdings Inc., Class A(a)	98,619	18,106,448
Denali Therapeutics Inc.(a)(b)	250,975	8,538,169
DISH Network Corp., Class A(a)(b)	204,908	3,559,252
Dropbox Inc., Class A(a)	823,333	18,722,592
DuPont de Nemours Inc.	257,972	15,795,626
Edwards Lifesciences Corp.(a)(b)	183,679	18,467,087
Eli Lilly & Co.	82,522	27,206,678
Enphase Energy Inc.(a)	89,366	25,396,030
Envestnet Inc.(a)(b)	232,373	13,540,375
Exelixis Inc.(a)(b)	1,199,855	25,100,967
F5 Inc.(a)	88,098	14,744,081
Fastly Inc., Class A(a)	613,253	6,972,687
First Solar Inc.(a)	221,308	21,947,114
Fortinet Inc.(a)	321,122	19,154,927
Gilead Sciences Inc.	289,224	17,281,134
Guardant Health Inc.(a)(b)	231,891	11,633,971
Guidewire Software Inc.(a)(b)	177,278	13,778,046
Hewlett Packard Enterprise Co.	1,404,083	19,994,142
Hubbell Inc.	101,682	22,270,392
Illumina Inc.(a)(b)	56,940	12,337,759
Incyte Corp.(a)	196,034	15,227,921
Intel Corp.	389,599	14,146,340
Intellia Therapeutics Inc.(a)(b)	200,169	12,962,944
International Business Machines Corp.	163,893	21,435,565
Intuit Inc.	31,095	14,184,606
Intuitive Surgical Inc.(a)	61,392	14,130,597
Ionis Pharmaceuticals Inc.(a)(b)	627,789	23,579,755
Jazz Pharmaceuticals PLC(a)	172,192	26,872,283
Johnson & Johnson	122,684	21,410,812

Security	Shares	Value

United States (continued)
Juniper Networks Inc.	674,596	$18,908,926
KLA Corp.	52,148	20,000,844
Lam Research Corp.	28,453	14,241,011
Livent Corp.(a)(b)	709,037	17,647,931
Lumen Technologies Inc.	1,675,469	18,245,857
Mandiant Inc.(a)	1,271,852	28,972,789
Manhattan Associates Inc.(a)	130,221	18,318,188
Marqeta Inc., Class A(a)(b)	213,424	2,046,736
MercadoLibre Inc.(a)(b)	7,713	6,276,145
Merck & Co. Inc.	282,108	25,203,529
Meta Platforms Inc, Class A(a)	65,312	10,391,139
Microchip Technology Inc.	237,266	16,338,137
Micron Technology Inc.	237,368	14,683,584
Microsoft Corp.	60,190	16,897,741
Moderna Inc.(a)	62,683	10,285,653
MongoDB Inc.(a)	20,842	6,512,500
Myriad Genetics Inc.(a)(b)	812,836	21,442,614
NortonLifeLock Inc.	828,766	20,329,630
Nvidia Corp.	73,555	13,359,795
Okta Inc.(a)	101,653	10,007,738
Oracle Corp.	247,439	19,260,652
Palantir Technologies Inc., Class A(a)(b)	698,599	7,230,500
Palo Alto Networks Inc.(a)(b)	37,996	18,963,804
Paylocity Holding Corp.(a)(b)	88,073	18,136,873
PayPal Holdings Inc.(a)	124,460	10,769,524
Pegasystems Inc.	95,952	3,852,473
PTC Inc.(a)	167,881	20,713,158
Qorvo Inc.(a)	139,395	14,506,838
Qualcomm Inc.	110,736	16,063,364
Regeneron Pharmaceuticals Inc.(a)(b)	31,209	18,153,963
RingCentral Inc., Class A(a)	125,714	6,221,586
Rocket Companies Inc., Class A(b)	1,391,317	13,245,338
Sabre Corp.(a)(b)	2,218,644	13,644,661
Salesforce Inc.(a)	76,553	14,087,283
Seagen Inc.(a)	137,391	24,727,632
SEI Investments Co.	335,005	18,545,877
Sensata Technologies Holding PLC	349,134	15,525,989
ServiceNow Inc.(a)	31,441	14,043,437
Shoals Technologies Group Inc., Class A(a)	709,008	16,753,859
Skyworks Solutions Inc.	140,249	15,270,311
Snowflake Inc., Class A(a)(b)	66,147	9,916,097
SoFi Technologies Inc.(a)(b)	1,702,619	10,743,526
SolarEdge Technologies Inc.(a)	60,993	21,965,409
Splunk Inc.(a)	168,817	17,541,774
SS&C Technologies Holdings Inc.	261,854	15,493,901
Synaptics Inc.(a)	14,028	2,033,359
Synopsys Inc.(a)	55,335	20,335,612
Teladoc Health Inc.(a)(b)	226,218	8,336,133
Tesla Inc.(a)(b)	20,759	18,505,611
Texas Instruments Inc.	104,493	18,692,753
Thermo Fisher Scientific Inc.	34,284	20,515,888
Twilio Inc., Class A(a)	93,343	7,915,486
Tyler Technologies Inc.(a)	42,212	16,842,588
VMware Inc., Class A	175,656	20,411,227
Zendesk Inc.(a)	194,990	14,706,146
Zscaler Inc.(a)(b)	33,912	5,258,395

		1,913,973,571

Total Common Stocks — 98.5% (Cost: $2,875,339,532)		3,112,852,687

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Chile — 1.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	352,556	$35,016,546

Total Preferred Stocks — 1.1% (Cost: $20,339,304)		35,016,546

Total Long-Term Investments — 99.6% (Cost: $2,895,678,836)		3,147,869,233

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	164,947,374	164,930,879
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	5,890,000	5,890,000

Total Short-Term Securities — 5.4% (Cost: $170,796,470)		170,820,879

Total Investments in Securities — 105.0% (Cost: $3,066,475,306)		3,318,690,112

Liabilities in Excess of Other Assets — (5.0)%		(159,048,185)

Net Assets — 100.0%		$3,159,641,927

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,091,609	$135,905,406	(a)	$—		$(77,850)	$11,714	$164,930,879	164,947,374	$329,907	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,950,000	—		(7,060,000	)(a)	—	—	5,890,000	5,890,000	7,619		—
BlackRock Inc.	21,333,249	1,890,928		(4,143,749)		498,259	(4,975,172)	14,603,515	21,823	430,956		—

						$420,409	$(4,963,458)	$185,424,394		$768,482		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	18	09/16/22	$ 685	$31,249
MSCI Emerging Markets Index	43	09/16/22	2,147	10,521
S&P 500 E-Mini Index	36	09/16/22	7,440	363,998

				$405,768

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® Exponential Technologies ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$405,768	$—	$—	$—	$405,768

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$507,872	$—	$—	$—	$507,872

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$349,704	$—	$—	$—	$349,704

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,001,403

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,030,331,301	$1,082,521,386	$—	$3,112,852,687
Preferred Stocks	35,016,546	—	—	35,016,546
Money Market Funds	170,820,879	—	—	170,820,879

	$2,236,168,726	$1,082,521,386	$—	$3,318,690,112

Derivative financial instruments(a)
Assets
Futures Contracts	$374,519	$31,249	$—	$405,768

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Genomics Immunology and Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 4.2%
BeiGene Ltd.(a)(b)	650,700	$8,370,212

Denmark — 4.2%
Genmab A/S(a)	23,526	8,371,019

France — 4.4%
Sanofi	62,099	6,170,996
Valneva SE(a)(b)	254,499	2,531,140

		8,702,136

Germany — 7.1%
BioNTech SE, ADR(b)	45,176	7,460,816
Evotec SE(a)	259,852	6,751,267

		14,212,083

Japan — 7.4%
Ono Pharmaceutical Co. Ltd.	270,600	7,608,974
Takeda Pharmaceutical Co. Ltd.	240,700	7,062,184

		14,671,158

Netherlands — 1.1%
CureVac NV(a)(b)	168,210	2,186,730

Switzerland — 3.3%
Roche Holding AG, NVS	19,990	6,636,770

Taiwan — 2.3%
Adimmune Corp.	969,000	1,303,203
Medigen Vaccine Biologics Corp.(a)	476,000	3,274,974

		4,578,177

United Kingdom — 0.4%
Adaptimmune Therapeutics PLC, ADR(a)	431,774	798,782

United States — 65.4%
Agenus Inc.(a)(b)	760,299	1,961,571
Allogene Therapeutics Inc.(a)(b)	247,278	3,209,669
Arcturus Therapeutics Holdings Inc.(a)	63,188	1,108,949
Arcus Biosciences Inc.(a)	137,976	3,668,782
Beam Therapeutics Inc.(a)(b)	177,969	11,208,488
Blueprint Medicines Corp.(a)	120,037	6,129,089
Coherus Biosciences Inc.(a)(b)	226,659	1,919,802
Editas Medicine Inc.(a)(b)	213,796	3,401,494
Exelixis Inc.(a)	374,167	7,827,574
Fate Therapeutics Inc.(a)(b)	283,319	8,649,729
FibroGen Inc.(a)	267,419	3,364,131

Security	Shares	Value

United States (continued)
Gilead Sciences Inc.	112,280	$6,708,730
Gossamer Bio Inc.(a)	151,453	1,700,817
Inovio Pharmaceuticals Inc.(a)(b)	703,462	1,392,855
Intellia Therapeutics Inc.(a)(b)	147,036	9,522,051
Invitae Corp.(a)(b)	702,810	1,335,339
Iovance Biotherapeutics Inc.(a)(b)	435,923	5,078,503
Ligand Pharmaceuticals Inc.(a)	50,163	4,616,501
Maravai LifeSciences Holdings Inc., Class A(a)	218,867	5,710,240
Moderna Inc.(a)	51,944	8,523,491
NGM Biopharmaceuticals Inc.(a)	64,311	931,223
Novavax Inc.(a)	159,163	8,675,975
RAPT Therapeutics Inc.(a)(b)	71,340	1,314,083
Regeneron Pharmaceuticals Inc.(a)(b)	10,570	6,148,463
Sangamo Therapeutics Inc.(a)	338,310	1,451,350
Twist Bioscience Corp.(a)(b)	159,658	6,983,441
Vaxart Inc.(a)	392,771	1,445,397
Vir Biotechnology Inc.(a)	226,587	6,301,385

		130,289,122

Total Long-Term Investments — 99.8% (Cost: $269,066,195)		198,816,189

Short-Term Securities

Money Market Funds — 14.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	29,525,562	29,522,610
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	210,000	210,000

Total Short-Term Securities — 14.9% (Cost: $29,732,537)		29,732,610

Total Investments in Securities — 114.7% (Cost: $298,798,732)		228,548,799

Liabilities in Excess of Other Assets — (14.7)%		(29,214,560)

Net Assets — 100.0%		$199,334,239

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares® Genomics Immunology and Healthcare ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$14,270,396	$15,264,632	(a)	$—	$(11,804)	$(614)	$29,522,610	29,525,562	$329,402	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	200,000	10,000	(a)	—	—	—	210,000	210,000	1,124		—

					$(11,804)	$(614)	$29,732,610		$330,526		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	3	09/16/22	$402	$38,347

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$ 38,347	$—	$—	$—	$38,347

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(51,454)	$—	$—	$—	$(51,454)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$ 30,937	$—	$—	$—	$30,937

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$478,702

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Genomics Immunology and Healthcare ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$144,010,424	$54,805,765	$—	$198,816,189
Money Market Funds	29,732,610	—	—	29,732,610

	$173,743,034	$54,805,765	$—	$228,548,799

Derivative financial instruments(a)
Assets
Futures Contracts	$38,347	$—	$—	$38,347

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2022	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.3%
Megaport Ltd.(a)	505,212	$3,468,753

Canada — 1.0%
ATS Automation Tooling Systems Inc.(a)	79,232	2,508,967

China — 10.8%
Alibaba Group Holding Ltd.(a)	203,100	2,283,548
Baidu Inc.(a)	134,900	2,331,665
Hello Group Inc., ADR	387,823	1,737,447
iQIYI Inc., ADR(a)	588,124	2,246,634
JD.com Inc., Class A	84,750	2,528,308
JOYY Inc., ADR	68,639	1,777,064
Kingsoft Cloud Holdings Ltd., ADR(a)	523,420	1,716,818
Kuaishou Technology(a)(b)	234,900	2,361,789
Tencent Holdings Ltd.	51,800	2,002,008
Tencent Music Entertainment Group, ADR(a)	584,993	2,462,821
Weibo Corp., ADR(a)	106,032	2,037,935
Xiaomi Corp., Class B(a)(b)	1,560,000	2,453,545
ZTE Corp., Class H	1,088,400	2,342,173

		28,281,755

France — 2.8%
Atos SE(a)	84,755	1,044,902
Dassault Systemes SE	56,930	2,441,823
Somfy SA	15,655	1,979,547
Vivendi SE	196,122	1,861,851

		7,328,123

Germany — 1.7%
Duerr AG	85,520	2,126,257
Nemetschek SE	33,134	2,218,207

		4,344,464

Israel — 2.6%
Maytronics Ltd.	129,214	1,702,690
Nano Dimension Ltd., ADR(a)(c)	776,679	2,555,274
Stratasys Ltd.(a)(c)	120,782	2,486,901

		6,744,865

Italy — 0.9%
Stellantis NV	161,407	2,317,845

Japan — 11.1%
FANUC Corp.	14,600	2,517,923
Harmonic Drive Systems Inc.	88,800	3,385,663
Hitachi Ltd.	45,600	2,308,639
Kawasaki Heavy Industries Ltd.	114,200	2,242,947
Kyocera Corp.	41,600	2,312,497
MINEBEA MITSUMI Inc.	124,900	2,246,717
Nidec Corp.	35,800	2,487,887
Oracle Corp. Japan	39,600	2,469,781
Ricoh Co. Ltd.	267,100	2,148,301
Sharp Corp./Japan	289,100	2,326,966
Sony Group Corp.	25,400	2,154,629
Yaskawa Electric Corp.	67,700	2,371,117

		28,973,067

Netherlands — 0.0%
Yandex NV, Class A(a)(d)	50,541	505

South Korea — 3.1%
AfreecaTV Co. Ltd.	26,623	1,792,649
LG Electronics Inc.	28,555	2,082,868
Samsung Electronics Co. Ltd.	44,140	2,089,373

Security	Shares	Value

South Korea (continued)
Samsung SDS Co. Ltd.	20,157	$2,114,217

		8,079,107

Sweden — 1.8%
Spotify Technology SA(a)	21,316	2,409,135
Surgical Science Sweden AB(a)	147,957	2,307,370

		4,716,505

Switzerland — 0.9%
STMicroelectronics NV	60,106	2,274,623

Taiwan — 7.6%
Alchip Technologies Ltd.	80,000	1,901,192
Faraday Technology Corp.	311,000	1,640,531
Global Unichip Corp.	130,000	2,212,171
Hiwin Technologies Corp.	281,000	2,031,274
Holtek Semiconductor Inc.	690,000	1,863,685
HTC Corp.(a)	1,428,000	3,134,502
Nuvoton Technology Corp.	406,000	1,637,888
RDC Semiconductor Co. Ltd.(a)	173,000	2,036,916
Via Technologies Inc.	1,339,000	3,303,967

		19,762,126

United Kingdom — 1.8%
AVEVA Group PLC	85,976	2,487,329
Clarivate PLC(a)(c)	162,300	2,351,727

		4,839,056

United States — 52.3%
3D Systems Corp.(a)(c)	222,218	2,542,174
Adobe Inc.(a)	5,567	2,283,139
Advanced Micro Devices Inc.(a)	22,367	2,113,010
Alphabet Inc., Class A(a)	20,873	2,427,947
Altair Engineering Inc., Class A(a)(c)	43,284	2,549,860
Alteryx Inc., Class A(a)	41,409	2,005,438
Altra Industrial Motion Corp.	58,035	2,421,801
Amazon.com Inc.(a)	19,367	2,613,577
Ambarella Inc.(a)(c)	28,688	2,482,946
AMETEK Inc.	19,497	2,407,880
Analog Devices Inc.	14,340	2,465,906
Ansys Inc.(a)(c)	9,189	2,563,639
Apple Inc.	16,363	2,659,151
Autodesk Inc.(a)	11,425	2,471,456
Bentley Systems Inc., Class B	67,298	2,665,001
Bumble Inc., Class A(a)	78,320	2,969,894
CEVA Inc.(a)(c)	65,248	2,429,183
Cognex Corp.	49,639	2,530,596
Concentrix Corp.	14,954	2,000,247
Desktop Metal Inc., Class A(a)(c)	1,140,684	2,429,657
Domo Inc., Class B(a)	72,486	2,030,333
Dropbox Inc., Class A(a)	104,420	2,374,511
Elastic NV(a)	33,528	2,678,552
FARO Technologies Inc.(a)	74,998	2,438,935
Freshworks Inc., Class A(a)(c)	155,105	2,033,427
fuboTV Inc.(a)(c)	714,049	1,792,263
GoDaddy Inc., Class A(a)	32,755	2,429,766
HubSpot Inc.(a)	6,710	2,066,680
Informatica Inc. , Class A(a)(c)	121,162	2,774,610
Intel Corp.	54,951	1,995,271
International Business Machines Corp.	16,853	2,204,204
Intuitive Surgical Inc.(a)	10,938	2,517,599
iRobot Corp.(a)(c)	53,214	2,448,376
Lattice Semiconductor Corp.(a)	45,145	2,776,418
Lumen Technologies Inc.	205,064	2,233,147

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Matterport Inc., Class A(a)(c)	432,053	$1,836,225
Meta Platforms Inc, Class A(a)	12,494	1,987,795
Microchip Technology Inc.	33,397	2,299,717
Microsoft Corp.	8,814	2,474,442
MicroStrategy Inc., Class A(a)(c)	10,483	2,998,767
Netflix Inc.(a)	11,977	2,693,627
Nvidia Corp.	12,733	2,312,695
Pegasystems Inc.	45,502	1,826,905
Pinterest Inc., Class A(a)	122,520	2,386,690
Proto Labs Inc.(a)	48,889	2,390,183
PTC Inc.(a)	20,086	2,478,211
Qualcomm Inc.	16,859	2,445,567
Salesforce Inc.(a)	12,821	2,359,320
Silicon Laboratories Inc.(a)(c)	16,027	2,363,662
Snap Inc., Class A, NVS(a)	164,594	1,626,189
Snowflake Inc., Class A(a)	18,382	2,755,646
Splunk Inc.(a)(c)	22,580	2,346,288
Sumo Logic Inc.(a)(c)	297,138	2,011,624
Teradata Corp.(a)(c)	62,199	2,381,600
Texas Instruments Inc.	13,790	2,466,893
Twitter Inc.(a)	59,340	2,469,137
Vimeo Inc.(a)	283,523	1,576,388
Walt Disney Co. (The)(a)	21,812	2,314,253

		136,628,418

Total Long-Term Investments — 99.7% (Cost: $313,214,350)		260,268,179

Security	Shares	Value

Short-Term Securities

Money Market Funds — 8.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	20,898,532	$20,896,442
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	200,000	200,000

Total Short-Term Securities — 8.1% (Cost: $21,096,238)		21,096,442

Total Investments in Securities — 107.8% (Cost: $334,310,588)		281,364,621

Liabilities in Excess of Other Assets — (7.8)%		(20,357,563)

Net Assets — 100.0%		$261,007,058

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,642,364	$—	$(8,730,782	)(a)	$(11,045)	$(4,095)	$20,896,442	20,898,532	$408,234	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	790,000	—	(590,000	)(a)	—	—	200,000	200,000	704		—

					$(11,045)	$(4,095)	$21,096,442		$408,938		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	4	09/16/22	$ 582	$53,631

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® Robotics and Artificial Intelligence Multisector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ —	$—	$ 53,631	$—	$—	$—	$53,631

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$ —	$—	$(56,884)	$—	$—	$—	$(56,884)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$—	$ (4,551)	$—	$—	$—	$(4,551)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$892,254

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$160,919,140	$99,348,534	$505	$260,268,179
Money Market Funds	21,096,442	—	—	21,096,442

	$182,015,582	$99,348,534	$505	$281,364,621

Derivative financial instruments(a)
Assets
Futures Contracts	$53,631	$—	$—	$53,631

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.3%
Allkem Ltd.(a)	170,819	$1,377,893
Novonix Ltd.(a)	76,234	154,130

		1,532,023

Austria — 0.1%
ams-OSRAM AG(a)	73,880	609,846

Belgium — 0.8%
Solvay SA	20,466	1,797,589
Umicore SA	58,020	2,101,621

		3,899,210

Canada — 1.3%
Linamar Corp.	12,847	585,692
Lion Electric Co. (The)(a)(b)	13,348	65,539
Magna International Inc.	78,889	5,037,486
Martinrea International Inc.	19,629	143,169

		5,831,886

China — 6.3%
BOE Varitronix Ltd.	85,000	197,613
BYD Co. Ltd., Class H	256,000	9,366,009
Ganfeng Lithium Co. Ltd., Class H(c)	124,080	1,121,964
Li Auto Inc.(a)(b)	351,700	5,679,164
NIO Inc., ADR(a)(b)	450,897	8,896,198
XPeng Inc.(a)	326,600	3,965,435

		29,226,383

France — 0.5%
Cie. Plastic Omnium SA	15,943	298,188
Faurecia SE(a)	41,343	747,275
Valeo	58,518	1,256,968

		2,302,431

Germany — 7.6%
Bayerische Motoren Werke AG	93,603	7,648,612
Continental AG	31,507	2,244,595
Hella GmbH & Co. KGaA	6,131	429,959
Infineon Technologies AG	380,159	10,425,657
Mercedes-Benz Group AG	241,489	14,241,568
Vitesco Technologies Group AG(a)	5,645	307,027

		35,297,418

India — 0.4%
Amara Raja Batteries Ltd.	23,096	143,815
Bosch Ltd.	2,529	548,021
Exide Industries Ltd.	122,069	244,949
Samvardhana Motherson International Ltd.	397,382	641,388
Sona Blw Precision Forgings Ltd.(c)	46,375	334,632

		1,912,805

Japan — 10.3%
Aisin Corp.	38,200	1,134,486
Alps Alpine Co. Ltd.	56,100	583,859
Denso Corp.	112,900	6,175,072
Exedy Corp.	8,300	108,079
FCC Co. Ltd.	9,000	95,830
GS Yuasa Corp.	17,700	323,168
Honda Motor Co. Ltd.	415,200	10,640,404
Koito Manufacturing Co. Ltd.	29,000	953,279
Musashi Seimitsu Industry Co. Ltd.	13,100	140,910
Nissan Motor Co. Ltd.	627,300	2,385,535
Nissha Co. Ltd.	9,900	116,555
Renesas Electronics Corp.(a)	331,000	3,152,725

Security	Shares	Value

Japan (continued)
Subaru Corp.	166,400	$2,895,510
Tokai Rika Co. Ltd.	13,700	150,774
Toyoda Gosei Co. Ltd.	16,500	260,390
Toyota Boshoku Corp.	21,500	317,929
Toyota Motor Corp.	1,136,300	18,443,312
TS Tech Co. Ltd.	21,900	249,724

		48,127,541

Netherlands — 3.0%
NXP Semiconductors NV	76,575	14,080,611
Yandex NV, Class A(a)(d)	94,146	941

		14,081,552

South Korea — 7.4%
Hanon Systems	48,351	396,872
Hyundai Mobis Co. Ltd.	17,872	3,145,599
Hyundai Wia Corp.	4,629	243,621
Iljin Materials Co. Ltd.	6,475	368,022
KCC Corp.	1,024	230,245
LG Chem Ltd.	13,684	6,373,385
Samsung Electronics Co. Ltd.	351,019	16,615,534
Samsung SDI Co. Ltd.	15,018	6,601,155
Sebang Global Battery Co. Ltd.	1,615	67,233
SL Corp.	3,275	79,207
SNT Motiv Co. Ltd.	2,318	78,623
SOLUM Co. Ltd.(a)	9,022	149,298

		34,348,794

Spain — 0.1%
Cie. Automotive SA	12,018	316,139

Sweden — 3.2%
Hexagon AB, Class B	593,410	6,987,131
Volvo AB, Class B	438,107	7,865,783

		14,852,914

Switzerland — 4.9%
ABB Ltd., Registered	514,834	15,650,747
STMicroelectronics NV	190,215	7,198,406

		22,849,153

Taiwan — 1.5%
Delta Electronics Inc.	608,000	5,287,848
Himax Technologies Inc., ADR(b)	49,800	356,568
Innolux Corp.	2,657,000	920,202
International CSRC Investment Holdings Co.	202,430	138,630
Via Technologies Inc.	134,000	330,644

		7,033,892

United States — 49.1%
Adient PLC(a)	27,286	921,721
Albemarle Corp.	34,128	8,337,812
Alphabet Inc., Class A(a)	164,724	19,160,696
Altra Industrial Motion Corp.	18,859	786,986
Ambarella Inc.(a)	10,507	909,381
Apple Inc.	129,436	21,034,644
Aptiv PLC(a)	78,857	8,271,311
Autoliv Inc.	25,475	2,190,850
BorgWarner Inc.	69,690	2,680,277
Canoo Inc.(a)(b)	33,838	117,079
CTS Corp.	8,914	362,622
Dana Inc.	41,367	693,311
Diodes Inc.(a)	12,771	1,039,176
Eaton Corp. PLC	116,036	17,218,582
Faraday Future Intelligent Electric Inc., Class E(a)	25,761	56,932

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Fisker Inc., Class A(a)(b)	47,010	$450,356
Ford Motor Co.	1,150,603	16,902,358
Garmin Ltd.	44,110	4,306,018
General Motors Co.(a)	405,646	14,708,724
Gentex Corp.	68,253	1,926,100
Gentherm Inc.(a)	9,534	615,515
Holley Inc.(a)(b)	13,784	110,134
II-VI Inc.(a)	30,591	1,610,310
indie Semiconductor Inc., Class A(a)	20,558	148,018
Intel Corp.	434,154	15,764,132
Lear Corp.	17,435	2,635,126
Lordstown Motors Corp., Class A(a)(b)	47,357	106,080
Lucid Group Inc.(a)(b)	160,459	2,928,377
Luminar Technologies Inc.(a)(b)	57,850	391,066
Methode Electronics Inc.	10,177	419,699
Microvast Holdings Inc.(a)	36,840	97,626
Nvidia Corp.	101,155	18,372,783
ON Semiconductor Corp.(a)(b)	125,975	8,412,610
Qualcomm Inc.	133,570	19,375,664
Rivian Automotive Inc., Class A(a)	142,615	4,891,694
Sensata Technologies Holding PLC	45,392	2,018,582
Standard Motor Products Inc.	5,478	250,564
Stoneridge Inc.(a)	7,469	140,567
Synaptics Inc.(a)	11,411	1,654,024
Tenneco Inc., Class A(a)(b)	23,545	444,294
Tesla Inc.(a)	26,864	23,947,913
Universal Display Corp.	12,640	1,459,414
Visteon Corp.(a)	8,114	1,035,184

		228,904,312

Total Common Stocks — 96.8% (Cost: $512,034,433)		451,126,299

Preferred Stocks

Chile — 0.9%
Sociedad Quimica y Minera de Chile SA, Class B,
Preference Shares	40,213	3,994,033

Security	Shares	Value

Germany — 2.2%
Porsche Automobil Holding SE, Preference Shares, NVS	44,689	$3,234,666
Volkswagen AG, Preference Shares, NVS	50,948	7,203,530

		10,438,196

Total Preferred Stocks — 3.1% (Cost: $15,782,562)		14,432,229

Total Long-Term Investments — 99.9% (Cost: $527,816,995)		465,558,528

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	13,523,001	13,521,649
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	160,000	160,000

Total Short-Term Securities — 2.9% (Cost: $13,681,540)		13,681,649

Total Investments in Securities — 102.8% (Cost: $541,498,535)		479,240,177

Liabilities in Excess of Other Assets — (2.8)%		(12,944,718)

Net Assets — 100.0%		$466,295,459

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$216,037	$13,308,579	(a)	$—		$(3,076)	$109	$13,521,649	13,523,001	$345,530	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	220,000	—		(60,000	)(a)	—	—	160,000	160,000	1,771		—

						$(3,076)	$109	$13,681,649		$347,301		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Self-Driving EV and Tech ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	11	09/16/22	$ 418	$31,291
S&P 500 E-Mini Index	1	09/16/22	207	13,524

				$44,815

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ —	$—	$ 44,815	$—	$—	$—	$44,815

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(230,632)	$—	$—	$—	$(230,632)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$31,986	$—	$—	$—	$31,986

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,166,095

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$258,069,577	$193,055,781	$941	$451,126,299
Preferred Stocks	3,994,033	10,438,196	—	14,432,229
Money Market Funds	13,681,649	—	—	13,681,649

	$275,745,259	$203,493,977	$941	$479,240,177

Derivative financial instruments(a)
Assets
Futures Contracts	$13,524	$31,291	$—	$44,815

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2022	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.0%

Pathward Financial Inc.(a)	711	$23,975

Biotechnology — 10.1%
Allogene Therapeutics Inc.(b)	11,991	155,643
Arcus Biosciences Inc.(b)	6,723	178,765
Beam Therapeutics Inc.(b)	8,627	543,328
Blueprint Medicines Corp.(b)	8,808	449,736
Coherus Biosciences Inc.(b)	11,029	93,416
Editas Medicine Inc.(a)(b)	10,419	165,766
Exelixis Inc.(b)	47,902	1,002,110
Fate Therapeutics Inc.(a)(b)	13,805	421,467
FibroGen Inc.(b)	13,026	163,867
Gilead Sciences Inc.	191,349	11,433,103
Intellia Therapeutics Inc.(b)	10,377	672,014
Iovance Biotherapeutics Inc.(b)	21,242	247,469
Ligand Pharmaceuticals Inc.(b)	2,444	224,921
Moderna Inc.(b)	52,336	8,587,814
Novavax Inc.(b)	11,870	647,034
Regeneron Pharmaceuticals Inc.(a)(b)	16,066	9,345,432
Twist Bioscience Corp.(b)	7,777	340,166
Vir Biotechnology Inc.(a)(b)	11,038	306,967

		34,979,018

Capital Markets — 0.3%
Blucora Inc.(b)	1,217	24,340
Coinbase Global Inc., Class A(a)(b)	4,018	252,973
Donnelley Financial Solutions Inc.(a)(b)	817	27,770
MarketAxess Holdings Inc.	993	268,885
Open Lending Corp., Class A(b)	3,043	31,525
Tradeweb Markets Inc., Class A	2,887	203,591
Virtu Financial Inc., Class A	2,748	64,111

		873,195

Communications Equipment — 0.4%
ADTRAN Holdings Inc. (b)	5,439	131,026
Calix Inc.(b)	6,436	367,109
Juniper Networks Inc.	36,289	1,017,181

		1,515,316

Consumer Finance — 0.1%
Bread Financial Holdings Inc.	1,235	48,918
Enova International Inc.(b)	841	29,023
Green Dot Corp., Class A(b)	1,254	35,237
OneMain Holdings Inc.	3,259	121,235
SoFi Technologies Inc.(a)(b)	17,226	108,696
Upstart Holdings Inc.(a)(b)	1,849	44,986
World Acceptance Corp.(b)	162	17,946

		406,041

Diversified Telecommunication Services — 0.2%
Lumen Technologies Inc.	52,737	574,306

Electrical Equipment — 0.4%
AMETEK Inc.	11,830	1,461,005

Electronic Equipment, Instruments & Components — 0.1%
Cognex Corp.	8,639	440,416
FARO Technologies Inc.(b)	930	30,244

		470,660

Entertainment — 4.4%
Netflix Inc.(b)	22,526	5,066,098

Security	Shares	Value

Entertainment (continued)
Walt Disney Co. (The)(b)	93,642	$9,935,416

		15,001,514

Equity Real Estate Investment Trusts (REITs) — 2.4%
Digital Realty Trust Inc.	23,465	3,107,939
Equinix Inc.	7,480	5,263,975

		8,371,914

Health Care Equipment & Supplies — 1.2%
Intuitive Surgical Inc.(b)	18,382	4,230,985

Health Care Providers & Services — 0.0%
Invitae Corp.(b)	34,216	65,010

Household Durables — 0.0%
iRobot Corp.(b)	1,358	62,482

Interactive Media & Services — 8.2%
Alphabet Inc., Class A(b)	121,000	14,074,720
Bumble Inc., Class A(b)	4,023	152,552
fuboTV Inc.(a)(b)	8,512	21,365
Meta Platforms Inc, Class A(b)	72,650	11,558,615
Pinterest Inc., Class A(b)	28,888	562,738
Snap Inc., Class A, NVS(b)	57,067	563,822
Twitter Inc.(b)	32,465	1,350,869
Vimeo Inc.(b)	11,714	65,130

		28,349,811

Internet & Direct Marketing Retail — 6.7%
Amazon.com Inc.(b)	113,285	15,287,811
ContextLogic Inc., Class A(a)(b)	41,269	61,904
Coupang Inc.(a)(b)	83,980	1,452,014
eBay Inc.	45,998	2,236,883
Etsy Inc.(b)	10,420	1,080,762
MercadoLibre Inc.(b)	3,675	2,990,384

		23,109,758

IT Services — 14.3%
Affirm Holdings Inc.(a)(b)	5,231	140,400
Akamai Technologies Inc.(b)	17,929	1,725,128
AvidXchange Holdings Inc.(b)	3,397	24,526
Block Inc.(b)	13,783	1,048,335
Broadridge Financial Solutions Inc.	3,146	505,090
Concentrix Corp.	3,552	475,116
Euronet Worldwide Inc.(b)	1,302	127,948
Evo Payments Inc., Class A(a)(b)	1,272	34,776
Fastly Inc., Class A(b)	8,927	101,500
Fidelity National Information Services Inc.	16,389	1,674,300
Fiserv Inc.(b)	16,413	1,734,526
FleetCor Technologies Inc.(b)	1,968	433,137
Flywire Corp.(b)	1,930	45,278
Global Payments Inc.	7,536	921,804
GoDaddy Inc., Class A(b)	13,277	984,888
International Business Machines Corp.	74,131	9,695,594
Jack Henry & Associates Inc.	1,958	406,814
Marqeta Inc., Class A(b)	10,233	98,134
Mastercard Inc., Class A	23,278	8,235,524
MongoDB Inc. (b)	5,351	1,672,027
Okta Inc.(b)	16,458	1,620,290
Paya Holdings Inc., Class A(b)	2,514	17,573
Payoneer Global Inc.(b)	5,451	29,108
PayPal Holdings Inc.(b)	31,276	2,706,312
Repay Holdings Corp.(b)	2,280	30,552
Shift4 Payments Inc., Class A(b)	1,513	55,119

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Snowflake Inc., Class A(b)	22,166	$3,322,905
SS&C Technologies Holdings Inc.	6,023	356,381
Switch Inc., Class A	10,805	365,317
Toast Inc., Class A(b)	5,635	90,047
Twilio Inc., Class A(b)	14,010	1,188,048
Visa Inc., Class A	44,399	9,417,472
WEX Inc.(b)	1,191	197,956

		49,481,925

Life Sciences Tools & Services — 0.1%
Maravai LifeSciences Holdings Inc., Class A(b)	16,611	433,381

Machinery — 0.1%
Altra Industrial Motion Corp.	3,324	138,710
Proto Labs Inc.(b)	1,401	68,495

		207,205

Professional Services — 0.9%
Alight Inc., Class A(b)	6,173	46,544
Booz Allen Hamilton Holding Corp.	14,742	1,414,937
CACI International Inc., Class A(a)(b)	2,626	793,814
ManTech International Corp./VA, Class A	3,124	299,342
Science Applications International Corp.	6,327	612,896

		3,167,533

Semiconductors & Semiconductor Equipment — 15.4%
Advanced Micro Devices Inc.(b)	83,114	7,851,780
Analog Devices Inc.	26,673	4,586,689
CEVA Inc.(b)	1,161	43,224
Intel Corp.	210,523	7,644,090
Lattice Semiconductor Corp.(b)	6,987	429,700
Microchip Technology Inc.	27,989	1,927,323
Nvidia Corp.	74,042	13,448,248
Qualcomm Inc.	57,609	8,356,762
Silicon Laboratories Inc.(b)	1,841	271,511
Texas Instruments Inc.	47,442	8,486,899

		53,046,226

Software — 28.3%
A10 Networks Inc.	7,383	110,081
ACI Worldwide Inc.(b)	3,061	87,329
Adobe Inc.(b)	24,228	9,936,387
Alarm.com Holdings Inc.(b)	5,393	381,663
Altair Engineering Inc., Class A(b)	2,634	155,169
Alteryx Inc., Class A(b)	4,728	228,977
Ansys Inc.(b)	4,464	1,245,411
Appian Corp.(b)	3,281	159,227
Autodesk Inc.(b)	11,146	2,411,103
Avalara Inc.(b)	2,309	201,853
Bentley Systems Inc., Class B	10,019	396,752
Bill.com Holdings Inc.(a)(b)	2,636	356,071
Black Knight Inc.(b)	4,072	267,449
Blackline Inc.(a)(b)	1,458	92,175
Blend Labs Inc., Class A(a)(b)	4,232	11,172
C3.ai Inc., Class A(a)(b)	6,530	120,217
CCC Intelligent Solutions Holdings Inc.(b)	2,721	27,183
Citrix Systems Inc.	14,241	1,444,180
Clear Secure Inc., Class A(b)	6,373	161,364
CommVault Systems Inc.(b)	3,598	201,812
Confluent Inc., Class A(b)	9,640	245,338
Crowdstrike Holdings Inc., Class A(b)	23,467	4,308,541
DocuSign Inc.(a)(b)	22,351	1,430,017
Domo Inc., Class B(b)	2,388	66,888
Dropbox Inc., Class A(b)	22,962	522,156

Security	Shares	Value

Software (continued)
Duck Creek Technologies Inc.(b)	2,038	$28,124
Ebix Inc.	707	16,728
Everbridge Inc.(b)	4,264	107,197
Expensify Inc., Class A(a)(b)	838	16,726
Fair Isaac Corp.(b)	2,089	965,181
Fortinet Inc.(b)	76,024	4,534,832
Freshworks Inc., Class A(b)	8,116	106,401
Gitlab Inc., Class A(b)	2,623	150,560
Guidewire Software Inc.(a)(b)	2,249	174,792
HubSpot Inc.(b)	3,731	1,149,148
Informatica Inc. , Class A(a)(b)	8,965	205,299
Intapp Inc.(b)	1,081	16,399
Intuit Inc.	7,440	3,393,905
Mandiant Inc.(b)	25,763	586,881
Matterport Inc., Class A(a)(b)	11,637	49,457
Microsoft Corp.	51,330	14,410,384
MicroStrategy Inc., Class A(a)(b)	768	219,694
nCino Inc.(b)	1,734	55,991
Nutanix Inc., Class A(b)	18,243	276,017
Oracle Corp.	125,676	9,782,620
Palo Alto Networks Inc.(b)	11,080	5,530,028
Pegasystems Inc.	3,192	128,159
Ping Identity Holding Corp.(b)	7,924	135,897
Progress Software Corp.(a)	3,546	166,520
PTC Inc.(b)	5,406	666,992
Q2 Holdings Inc.(a)(b)	1,466	64,357
Qualys Inc.(b)	3,955	483,776
Rapid7 Inc.(a)(b)	6,445	412,287
SailPoint Technologies Holdings Inc.(b)	10,474	667,927
Salesforce Inc.(b)	74,958	13,793,771
SentinelOne Inc., Class A(b)	20,724	514,991
ServiceNow Inc.(b)	16,443	7,344,430
Splunk Inc.(b)	12,137	1,261,156
Sprout Social Inc., Class A(a)(b)	3,682	191,832
Sumo Logic Inc.(b)	7,351	49,766
Tenable Holdings Inc.(b)	11,970	462,640
Teradata Corp.(a)(b)	8,373	320,602
Varonis Systems Inc.(b)	12,102	307,754
VMware Inc., Class A	25,294	2,939,163
Workiva Inc.(b)	1,171	76,701
Zscaler Inc.(b)	9,408	1,458,804
Zuora Inc., Class A(b)	9,692	82,479

		97,874,883

Technology Hardware, Storage & Peripherals — 6.3%
3D Systems Corp.(a)(b)	6,531	74,715
Apple Inc.	95,340	15,493,703
HP Inc.	86,786	2,897,785
NetApp Inc.	18,316	1,306,480
Pure Storage Inc., Class A(b)	22,973	651,285
Western Digital Corp.(b)	25,184	1,236,534

		21,660,502

Total Long-Term Investments — 99.9% (Cost: $351,425,181)		345,366,645

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	15,949,832	15,948,237

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	350,000	$350,000

Total Short-Term Securities — 4.7% (Cost: $16,298,020)		16,298,237

Total Investments in Securities — 104.6% (Cost: $367,723,201)		361,664,882

Liabilities in Excess of Other Assets — (4.6)%		(15,945,764)

Net Assets — 100.0%		$345,719,118

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,355,243	$9,599,089	(a)	$—		$(6,312)	$217	$15,948,237	15,949,832	$30,173	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	470,000	—		(120,000	)(a)	—	—	350,000	350,000	1,311		—

						$(6,312)	$217	$16,298,237		$31,484		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Technology Select Sector Index	1	09/16/22	$146	$18,824
Russell 2000 E-Mini Index	1	09/16/22	94	8,690

				$27,514

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$27,514	$—	$—	$—	$27,514

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Tech Breakthrough Multisector ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(62,926)	$—	$—	$—	$(62,926)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$24,277	$—	$—	$—	$24,277

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$310,059

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$345,366,645	$—	$—	$345,366,645
Money Market Funds	16,298,237	—	—	16,298,237

	$361,664,882	$—	$—	$361,664,882

Derivative financial instruments(a)
Assets
Futures Contracts	$27,514	$—	$—	$27,514

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2022	iShares® Virtual Work and Life Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 34.7%
Activision Blizzard Inc.	1,216	$97,219
Bandwidth Inc., Class A(a)	449	7,467
Bumble Inc., Class A(a)	1,914	72,579
DouYu International Holdings Ltd., ADR(a)	7,565	8,624
Electronic Arts Inc.	654	85,824
fuboTV Inc.(a)(b)	3,296	8,273
Hello Group Inc., ADR	3,930	17,606
HUYA Inc., ADR(a)	2,010	6,633
iQIYI Inc., ADR(a)(b)	9,529	36,401
JOYY Inc., ADR	1,260	32,621
Kahoot! ASA(a)(b)	8,949	21,457
Kingsoft Corp. Ltd.	23,400	78,132
Kuaishou Technology(a)(c)	9,300	93,506
Match Group Inc.(a)(b)	1,135	83,207
Meitu Inc.(a)(c)	63,000	6,686
Netflix Inc.(a)	477	107,277
Nexon Co. Ltd.	3,900	88,538
Nintendo Co. Ltd.	200	89,435
Paradox Interactive AB	984	17,453
Roku Inc.(a)	1,086	71,155
Snap Inc., Class A, NVS(a)	6,376	62,995
Sohu.com Ltd., ADR(a)(b)	702	11,583
Spotify Technology SA(a)	837	94,598
Take-Two Interactive Software Inc.(a)	747	99,149
Tencent Holdings Ltd.	2,100	81,163
Ubisoft Entertainment SA(a)(b)	1,855	78,976
Viaplay Group AB, Class B(a)	1,941	57,630
XD Inc.(a)	6,000	14,226

		1,530,413

Consumer Discretionary — 23.8%
2U Inc.(a)	1,884	18,444
Alibaba Health Information Technology Ltd.(a)	102,000	61,251
Chegg Inc.(a)	3,126	66,584
Dada Nexus Ltd., ADR(a)	6,201	39,873
Deliveroo PLC(a)(c)	16,050	17,716
Delivery Hero SE(a)(c)	2,377	114,682
DoorDash Inc., Class A(a)	1,392	97,092
Duolingo Inc, Class A(a)	531	48,719
JD Health International Inc.(a)(c)	15,000	113,776
Just Eat Takeaway.com NV(a)(c)	4,491	82,317
Meituan, Class B(a)(c)	4,000	89,733
New Oriental Education & Technology Group Inc.(a)	37,200	101,978
Peloton Interactive Inc., Class A(a)	7,233	68,641
Ping An Healthcare and Technology Co. Ltd.(a)(c)	10,800	28,207
PowerSchool Holdings Inc., Class A(a)	1,053	15,174
Stride Inc.(a)	981	43,831
Zomato Ltd.(a)	67,431	40,080

		1,048,098

Consumer Staples — 1.1%
Shop Apotheke Europe NV(a)(c)	315	30,589
Zur Rose Group AG(a)(b)	252	17,993

		48,582

Health Care — 4.2%
GN Store Nord A/S	2,478	86,294
Teladoc Health Inc.(a)	2,699	99,458

		185,752

Security	Shares	Value

Information Technology — 36.0%
8x8 Inc.(a)	3,067	$14,998
Asana Inc., Class A(a)(b)	1,767	34,138
Avaya Holdings Corp.(a)	1,730	1,555
Box Inc., Class A(a)(b)	3,408	96,923
Braze Inc., Class A(a)(b)	729	31,690
Citrix Systems Inc.	933	94,616
Cloudflare Inc., Class A(a)	1,686	84,840
DocuSign Inc.(a)(b)	1,140	72,937
Dropbox Inc., Class A(a)	4,080	92,779
Enghouse Systems Ltd.	1,136	29,097
Esker SA	132	19,828
Everbridge Inc.(a)	918	23,079
Five9 Inc.(a)	921	99,578
GB Group PLC	5,901	36,516
Justsystems Corp.	900	27,786
Life360 Inc.(a)(c)	4,350	13,993
LivePerson Inc.(a)(b)	1,689	23,038
Megaport Ltd.(a)(b)	3,630	24,923
Microsoft Corp.	345	96,855
Mitek Systems Inc.(a)	1,036	11,272
Monday.com Ltd.(a)	321	32,976
Nice Ltd.(a)	475	101,411
PagerDuty Inc.(a)(b)	1,860	48,230
Plantronics Inc.(a)	1,107	44,048
RingCentral Inc., Class A(a)	1,494	73,938
Smartsheet Inc., Class A(a)	2,412	72,505
Turtle Beach Corp.(a)	444	5,772
Verint Systems Inc.(a)	1,548	70,697
Xperi Holding Corp.	2,490	41,732
Zendesk Inc.(a)	1,023	77,155
Zoom Video Communications Inc., Class A(a)	841	87,346

		1,586,251

Total Long-Term Investments — 99.8% (Cost: $7,579,322)		4,399,096

Short-Term Securities

Money Market Funds — 10.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	456,592	456,546

Total Short-Term Securities — 10.4% (Cost: $456,529)		456,546

Total Investments In Securities — 110.2% (Cost: $8,035,851)		4,855,642

Liabilities in Excess of Other Assets — (10.2)%		(450,187)

Net Assets — 100.0%		$4,405,455

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Virtual Work and Life Multisector ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$305,040	$151,638	(a)	$—		$(149)	$17	$456,546	456,592	$1,014	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—		0	(a)	—	—	—	—	1		—

						$(149)	$17	$456,546		$1,015		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(591)	$—	$—	$—	$(591)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(95)	$—	$—	$—	$(95)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,246

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,780,538	$1,618,558	$—	$4,399,096
Money Market Funds	456,546	—	—	456,546

	$3,237,084	$1,618,558	$—	$4,855,642

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statements of Assets and Liabilities

July 31, 2022

	iShares Cloud 5G and Tech ETF	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$7,167,009	$539,269,336	$3,133,265,718	$198,816,189
Investments, at value — affiliated(c)	133,722	56,558,701	185,424,394	29,732,610
Cash	8,488	8,403	5,716	3,846
Foreign currency, at value(d)	13,331	201,703	6,315,491	162,545
Cash pledged for futures contracts	—	31,000	488,000	20,000
Foreign currency collateral pledged for futures contracts(e)	—	—	73,588	—
Receivables:
Investments sold	20	—	3,095,086	—
Securities lending income — affiliated	—	11,566	50,450	98,145
Variation margin on futures contracts	—	6,753	111,704	—
Dividends — unaffiliated	3,865	85,782	1,570,363	—
Dividends — affiliated	3	606	1,064	311
Tax reclaims	363	2,636	1,702,211	123,377

Total assets	7,326,801	596,176,486	3,332,103,785	228,957,023

LIABILITIES
Collateral on securities loaned, at value	133,722	56,074,890	164,952,609	29,541,249
Deferred foreign capital gain tax	—	—	1,115,749	—
Payables:
Investments purchased	—	—	5,213,297	—
Variation margin on futures contracts	—	—	—	1,409
Investment advisory fees	2,692	212,999	1,180,203	80,126

Total liabilities	136,414	56,287,889	172,461,858	29,622,784

NET ASSETS	$7,190,387	$539,888,597	$3,159,641,927	$199,334,239

NET ASSETS CONSIST OF
Paid-in capital	$8,815,055	$608,068,000	$2,954,679,567	$295,777,059
Accumulated earnings (loss)	(1,624,668)	(68,179,403)	204,962,360	(96,442,820)

NET ASSETS	$7,190,387	$539,888,597	$3,159,641,927	$199,334,239

NET ASSET VALUE
Shares outstanding	320,000	14,700,000	60,750,000	6,300,000

Net asset value	$22.47	$36.73	$52.01	$31.64

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$8,622,711	$575,150,643	$2,885,572,392	$269,066,195
(b) Securities loaned, at value	$139,550	$54,659,832	$161,895,808	$28,313,220
(c) Investments, at cost — affiliated	$133,722	$56,545,001	$180,902,914	$29,732,537
(d) Foreign currency, at cost	$13,272	$197,737	$6,305,641	$161,054
(e) Foreign currency collateral pledged, at cost	$—	$—	$75,323	$—

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF	iShares Virtual Work and Life Multisector ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$260,268,179	$465,558,528	$345,366,645	$4,399,096
Investments, at value — affiliated(c)	21,096,442	13,681,649	16,298,237	456,546
Cash	6,801	7,792	6,541	3,412
Foreign currency, at value(d)	399,305	280,345	—	4,018
Cash pledged for futures contracts	41,000	11,000	18,000	—
Foreign currency collateral pledged for futures contracts(e)	—	44,971	—	—
Receivables:
Securities lending income — affiliated	27,175	62,570	3,062	229
Variation margin on futures contracts	9,000	11,426	2,874	—
Dividends — unaffiliated	149,471	187,851	66,648	406
Dividends — affiliated	169	321	434	—
Tax reclaims	20,587	150,913	—	169

Total assets	282,018,129	479,997,366	361,762,441	4,863,876

LIABILITIES
Collateral on securities loaned, at value	20,912,376	13,524,616	15,959,908	456,677
Payables:
Investment advisory fees	98,695	177,291	83,415	1,744

Total liabilities	21,011,071	13,701,907	16,043,323	458,421

NET ASSETS	$261,007,058	$466,295,459	$345,719,118	$4,405,455

NET ASSETS CONSIST OF
Paid-in capital	$359,708,661	$544,794,421	$359,450,372	$8,345,260
Accumulated loss	(98,701,603)	(78,498,962)	(13,731,254)	(3,939,805)

NET ASSETS	$261,007,058	$466,295,459	$345,719,118	$4,405,455

NET ASSET VALUE
Shares outstanding	9,200,000	11,400,000	11,200,000	300,000

Net asset value	$28.37	$40.90	$30.87	$14.68

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$313,214,350	$527,816,995	$351,425,181	$7,579,322
(b) Securities loaned, at value	$20,570,037	$13,346,903	$15,635,231	$349,433
(c) Investments, at cost — affiliated	$21,096,238	$13,681,540	$16,298,020	$456,529
(d) Foreign currency, at cost	$395,965	$278,214	$—	$4,076
(e) Foreign currency collateral pledged, at cost	$—	$45,640	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended July 31, 2022

	iShares Cloud 5G and Tech ETF	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF

INVESTMENT INCOME
Dividends — unaffiliated	$113,862	$6,188,366	$46,319,294	$2,130,936
Dividends — affiliated	10	7,450	444,350	1,331
Securities lending income — affiliated — net	84	630,057	324,132	329,195
Other income — unaffiliated	—	—	930	—
Foreign taxes withheld	(9,145)	(156,608)	(2,872,653)	(203,776)
Foreign withholding tax claims	—	—	278,884	—

Total investment income	104,811	6,669,265	44,494,937	2,257,686

EXPENSES
Investment advisory fees	38,890	2,866,717	16,855,266	1,291,121
Commitment fees	50	1,194	14,586	149
Professional fees	—	—	28,199	—

Total expenses	38,940	2,867,911	16,898,051	1,291,270

Net investment income	65,871	3,801,354	27,596,886	966,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(180,776)	(26,806,963)	59,205,551	(15,878,184)
Investments — affiliated	19	(26,861)	(5,963)	(11,804)
In-kind redemptions — unaffiliated(b)	732,444	39,602,800	28,373,400	(1,714,070)
In-kind redemptions — affiliated(b)	—	—	426,372	—
Futures contracts	(1,011)	(139,381)	507,872	(51,454)
Foreign currency transactions	(2,267)	(139,609)	550,485	(74,322)

	548,409	12,489,986	89,057,717	(17,729,834)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(1,781,469)	(123,305,749)	(845,910,140)	(117,918,489)
Investments — affiliated	—	13,114	(4,963,458)	(614)
Futures contracts	—	1,219	349,704	30,937
Foreign currency translations	51	2,580	(195,871)	(9,991)

	(1,781,418)	(123,288,836)	(850,719,765)	(117,898,157)

Net realized and unrealized loss	(1,233,009)	(110,798,850)	(761,662,048)	(135,627,991)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,167,138)	$(106,997,496)	$(734,065,162)	$(134,661,575)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$(1,695,580)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$—	$2,010,616	$—

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2022

	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF	iShares Virtual Work and Life Multisector ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,033,574	$8,982,835	$2,768,275	$21,513
Dividends — affiliated	2,179	2,166	1,938	11
Securities lending income — affiliated — net	406,759	345,135	29,546	1,004
Foreign taxes withheld	(685,439)	(975,226)	—	(760)

Total investment income	2,757,073	8,354,910	2,799,759	21,768

EXPENSES
Investment advisory fees	1,712,632	2,405,607	1,567,658	26,528
Commitment fees	2,219	3,061	—	2
Professional fees	217	—	—	—
Interest expense	—	109	—	18

Total expenses	1,715,068	2,408,777	1,567,658	26,548

Less:
Investment advisory fees waived	—	—	(391,915)	—

Total expenses after fees waived	1,715,068	2,408,777	1,175,743	26,548

Net investment income (loss)	1,042,005	5,946,133	1,624,016	(4,780)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(29,173,165)	(10,436,518)	(7,426,410)	(615,928)
Investments — affiliated	(11,045)	(3,076)	(6,312)	(149)
In-kind redemptions — unaffiliated(a)	13,840,601	10,459,579	19,456,977	294,823
Futures contracts	(56,884)	(230,632)	(62,926)	(591)
Foreign currency transactions	(46,990)	(196,423)	—	702

	(15,447,483)	(407,070)	11,961,329	(321,143)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(127,608,312)	(124,018,886)	(119,323,745)	(3,179,854)
Investments — affiliated	(4,095)	109	217	17
Futures contracts	(4,551)	31,986	24,277	(95)
Foreign currency translations	(1,332)	(6,353)	—	(104)

	(127,618,290)	(123,993,144)	(119,299,251)	(3,180,036)

Net realized and unrealized loss	(143,065,773)	(124,400,214)	(107,337,922)	(3,501,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(142,023,768)	$(118,454,081)	$(105,713,906)	$(3,505,959)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	iShares Cloud 5G and Tech ETF			iShares Cybersecurity and Tech ETF
	Year Ended 07/31/22	Period From 06/08/21 to 07/31/21	(a)	Year Ended 07/31/22	Year Ended 07/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,871	$12,454		$3,801,354	$127,176
Net realized gain	548,409	468		12,489,986	6,063,542
Net change in unrealized appreciation (depreciation)	(1,781,418)	325,750		(123,288,836)	74,847,100

Net increase (decrease) in net assets resulting from operations	(1,167,138)	338,672		(106,997,496)	81,037,818

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(63,758)	—		(4,167,125)	(391,004)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	51,010	8,031,601		34,658,872	426,258,789

NET ASSETS
Total increase (decrease) in net assets	(1,179,886)	8,370,273		(76,505,749)	506,905,603
Beginning of period	8,370,273	—		616,394,346	109,488,743

End of period	$7,190,387	$8,370,273		$539,888,597	$616,394,346

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Exponential Technologies ETF		iShares Genomics Immunology and Healthcare ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,596,886	$29,176,818	$966,416	$398,315
Net realized gain (loss)	89,057,717	428,643,327	(17,729,834)	13,765,938
Net change in unrealized appreciation (depreciation)	(850,719,765)	502,112,932	(117,898,157)	39,713,821

Net increase (decrease) in net assets resulting from operations	(734,065,162)	959,933,077	(134,661,575)	53,878,074

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(31,230,965)	(26,862,976)	(2,812,804)	(498,913)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,360,369	323,880,980	8,990,520	132,764,319

NET ASSETS
Total increase (decrease) in net assets	(754,935,758)	1,256,951,081	(128,483,859)	186,143,480
Beginning of year	3,914,577,685	2,657,626,604	327,818,098	141,674,618

End of year	$3,159,641,927	$3,914,577,685	$199,334,239	$327,818,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets  (continued)

	iShares Robotics and Artificial Intelligence Multisector ETF		iShares Self-Driving EV and Tech ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,042,005	$1,352,975	$5,946,133	$2,411,618
Net realized gain (loss)	(15,447,483)	21,415,650	(407,070)	5,409,929
Net change in unrealized appreciation (depreciation)	(127,618,290)	47,488,251	(123,993,144)	58,225,172

Net increase (decrease) in net assets resulting from operations	(142,023,768)	70,256,876	(118,454,081)	66,046,719

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,540,562)	(1,990,133)	(9,781,417)	(1,978,221)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(19,873,283)	208,006,030	165,346,390	332,456,072

NET ASSETS
Total increase (decrease) in net assets	(172,437,613)	276,272,773	37,110,892	396,524,570
Beginning of year	433,444,671	157,171,898	429,184,567	32,659,997

End of year	$261,007,058	$433,444,671	$466,295,459	$429,184,567

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Tech Breakthrough Multisector ETF		iShares Virtual Work and Life Multisector ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21 (a)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,624,016	$1,552,833	$(4,780)	$(9,155)
Net realized gain (loss)	11,961,329	26,282,770	(321,143)	568,112
Net change in unrealized appreciation (depreciation)	(119,299,251)	82,013,503	(3,180,036)	(265)

Net increase (decrease) in net assets resulting from operations	(105,713,906)	109,849,106	(3,505,959)	558,692

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,652,218)	(1,801,251)	(6,350)	(10,999)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	20,767,865	(19,803,841)	(548,572)	7,918,643

NET ASSETS
Total increase (decrease) in net assets	(86,598,259)	88,244,014	(4,060,881)	8,466,336
Beginning of period	432,317,377	344,073,363	8,466,336	—

End of period	$345,719,118	$432,317,377	$4,405,455	$8,466,336

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cloud 5G and Tech ETF

	Year Ended 07/31/22	Period From 06/08/21 to 07/31/21	(a)

Net asset value, beginning of period	$26.16	$25.07

Net investment income(b)	0.21	0.04
Net realized and unrealized gain (loss)(c)	(3.70)	1.05

Net increase (decrease) from investment operations	(3.49)	1.09

Distributions from net investment income(d)	(0.20)	—

Net asset value, end of period	$22.47	$26.16

Total Return(e)
Based on net asset value	(13.46)%	4.35	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47	%(h)

Net investment income	0.80%	1.09	%(h)

Supplemental Data
Net assets, end of period (000)	$7,190	$8,370

Portfolio turnover rate(i)	51%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Cybersecurity and Tech ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20		Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$43.87	$33.69	$26.58		$24.94

Net investment income(b)	0.26	0.02	0.33	(c)	0.00	(d)
Net realized and unrealized gain (loss)(e)	(7.13)	10.22	7.02		1.64

Net increase (decrease) from investment operations	(6.87)	10.24	7.35		1.64

Distributions(f)
From net investment income	(0.27)	(0.06)	(0.15)		—
From net realized gain	—	—	(0.09)		—

Total distributions	(0.27)	(0.06)	(0.24)		—

Net asset value, end of period	$36.73	$43.87	$33.69		$26.58

Total Return(g)
Based on net asset value	(15.73)%	30.42%	27.85%		6.58	%(h)

Ratios to Average Net Assets(i)
Total expenses	0.47%	0.47%	0.47%		0.47	%(j)

Net investment income	0.62%	0.04%	1.12	%(c)	0.06	%(j)

Supplemental Data
Net assets, end of period (000)	$539,889	$616,394	$109,489		$3,987

Portfolio turnover rate(k)	44%	38%	29%		8	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $0.08 per share and 0.26% of average net assets.
(d)	Rounds to less than $0.01.
(e)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Where applicable, assumes the reinvestment of distributions.
(h)	Not annualized.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Exponential Technologies ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$63.91	$47.25	$38.89	$37.73	$32.74

Net investment income(a)	0.44	0.52	0.44	0.55	0.47
Net realized and unrealized gain (loss)(b)	(11.84)	16.61	8.47	1.16	4.91

Net increase (decrease) from investment operations	(11.40)	17.13	8.91	1.71	5.38

Distributions from net investment income(c)	(0.50)	(0.47)	(0.55)	(0.55)	(0.39)

Net asset value, end of year	$52.01	$63.91	$47.25	$38.89	$37.73

Total Return(d)
Based on net asset value	(17.91)%	36.33%	23.05%	4.67%	16.48%

Ratios to Average Net Assets(e)
Total expenses	0.46%	0.46%	0.47%	0.47%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.46%	N/A	N/A	N/A	N/A

Net investment income	0.74%	0.91%	1.07%	1.47%	1.30%

Supplemental Data
Net assets, end of year (000)	$3,159,642	$3,914,578	$2,657,627	$2,562,819	$2,346,884

Portfolio turnover rate(f)	69%	23%	23%	21%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Genomics Immunology and Healthcare ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$50.05	$37.28	$27.61	$24.46

Net investment income (loss)(b)	0.14	0.08	0.17	(0.01)
Net realized and unrealized gain (loss)(c)	(18.16)	12.78	9.82	3.16

Net increase (decrease) from investment operations	(18.02)	12.86	9.99	3.15

Distributions(d)
From net investment income	(0.39)	(0.09)	(0.08)	—
From net realized gain	—	—	(0.24)	—

Total distributions	(0.39)	(0.09)	(0.32)	—

Net asset value, end of period	$31.64	$50.05	$37.28	$27.61

Total Return(e)
Based on net asset value	(36.11)%	34.49%	36.42%	12.88	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%	0.47%	0.47	%(h)

Net investment income (loss)	0.35%	0.16%	0.54%	(0.35	)%(h)

Supplemental Data
Net assets, end of period (000)	$199,334	$327,818	$141,675	$24,851

Portfolio turnover rate(i)	59%	52%	38%	19	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Robotics and Artificial Intelligence Multisector ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Period From 06/26/18 to 07/31/18	(a)

Net asset value, beginning of period	$43.34	$31.43	$24.99	$23.63	$23.80

Net investment income(b)	0.11	0.17	0.11	0.24	0.03
Net realized and unrealized gain (loss)(c)	(14.03)	12.00	6.44	1.30	(0.20)

Net increase (decrease) from investment operations	(13.92)	12.17	6.55	1.54	(0.17)

Distributions from net investment income(d)	(1.05)	(0.26)	(0.11)	(0.18)	—

Net asset value, end of period	$28.37	$43.34	$31.43	$24.99	$23.63

Total Return(e)
Based on net asset value	(32.79)%	38.79%	26.27%	6.60%	(0.71	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%	0.47%	0.47%	0.47	%(h)

Net investment income	0.29%	0.42%	0.40%	1.02%	1.16	%(h)

Supplemental Data
Net assets, end of period (000)	$261,007	$433,445	$157,172	$44,978	$9,454

Portfolio turnover rate(i)	58%	42%	34%	35%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Self-Driving EV and Tech ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20		Period From 04/16/19 to 07/31/19	(a)

Net asset value, beginning of period	$49.91	$29.69	$24.08		$25.39

Net investment income(b)	0.54	0.50	0.37		0.17
Net realized and unrealized gain (loss)(c)	(8.71)	20.04	5.59		(1.30)

Net increase (decrease) from investment operations	(8.17)	20.54	5.96		(1.13)

Distributions from net investment income(d)	(0.84)	(0.32)	(0.35)		(0.18)

Net asset value, end of period	$40.90	$49.91	$29.69		$24.08

Total Return(e)
Based on net asset value	(16.54)%	69.28%	24.91	%(f)	(4.40	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.47%	0.47%	0.47%		0.47	%(i)

Net investment income	1.16%	1.10%	1.44%		2.43	%(i)

Supplemental Data
Net assets, end of period (000)	$466,295	$429,185	$32,660		$26,493

Portfolio turnover rate(j)	41%	24%	19%		2	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Tech Breakthrough Multisector ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Period From 01/08/20 to 07/31/20	(a)

Net asset value, beginning of period	$41.17	$30.72	$25.21

Net investment income(b)	0.15	0.15	0.07
Net realized and unrealized gain (loss)(c)	(10.29)	10.48	5.60

Net increase (decrease) from investment operations	(10.14)	10.63	5.67

Distributions(d)
From net investment income	(0.16)	(0.15)	(0.16)
From net realized gain	—	(0.03)	—

Total distributions	(0.16)	(0.18)	(0.16)

Net asset value, end of period	$30.87	$41.17	$30.72

Total Return(e)
Based on net asset value	(24.71)%	34.72%	22.73	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40%	0.40	%(h)

Total expenses after fees waived	0.30%	0.30%	0.30	%(h)

Net investment income	0.41%	0.43%	0.43	%(h)

Supplemental Data
Net assets, end of period (000)	$345,719	$432,317	$344,073

Portfolio turnover rate(i)	10%	11%	12	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Virtual Work and Life Multisector ETF
	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$28.22	$25.22

Net investment loss(b)	(0.02)	(0.04)
Net realized and unrealized gain (loss)(c)	(13.50)	3.09

Net increase (decrease) from investment operations	(13.52)	3.05

Distributions from net investment income(d)	(0.02)	(0.05)

Net asset value, end of period	$14.68	$28.22

Total Return(e)
Based on net asset value	(47.89)%	12.11	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47	%(h)

Net investment loss	(0.08)%	(0.16	)%(h)

Supplemental Data
Net assets, end of period (000)	$4,405	$8,466

Portfolio turnover rate(i)	46%	27	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cloud 5G and Tech	Non-diversified
Cybersecurity and Tech	Non-diversified
Exponential Technologies	Diversified
Genomics Immunology and Healthcare	Non-diversified
Robotics and Artificial Intelligence Multisector	Diversified
Self-Driving EV and Tech	Non-diversified
U.S. Tech Breakthrough Multisector	Non-diversified
Virtual Work and Life Multisector	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

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Notes to Financial Statements (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Cloud 5G and Tech
HSBC Bank PLC	$139,550	$(133,722)	$—		$5,828	(b)

Cybersecurity and Tech
Barclays Capital, Inc.	$1,901,446	$(1,901,446)	$—		$—
BNP Paribas SA	8,328,884	(8,328,884)	—		—
BofA Securities, Inc.	1,453,738	(1,453,738)	—		—
Citigroup Global Markets, Inc.	7,818,356	(7,818,356)	—		—
Goldman Sachs & Co. LLC	4,837,971	(4,837,971)	—		—
J.P. Morgan Securities LLC	30,065,867	(30,065,867)	—		—
State Street Bank & Trust Co.	41,952	(41,952)	—		—
UBS AG	211,618	(211,618)	—		—

	$54,659,832	$(54,659,832)	$—		$—

Exponential Technologies
Barclays Bank PLC	$2,943,528	$(2,943,528)	$—		$—
BMO Capital Markets Corp.	7,385	(7,385)	—		—
BNP Paribas SA	9,902,207	(9,902,207)	—		—
BofA Securities, Inc.	21,717,947	(21,717,947)	—		—
Citigroup Global Markets, Inc.	26,239,003	(25,925,693)	—		313,310	(b)
Credit Suisse Securities (USA) LLC	135,216	(135,216)	—		—
Goldman Sachs & Co. LLC	22,801,405	(22,801,405)	—		—
HSBC Bank PLC	21,612,040	(21,612,040)	—		—
J.P. Morgan Securities LLC	45,510,896	(45,510,896)	—		—
Jefferies LLC	449,975	(445,643)	—		4,332	(b)
National Financial Services LLC	784,972	(784,972)	—		—
Scotia Capital (USA), Inc.	1,132,270	(1,104,481)	—		27,789	(b)
SG Americas Securities LLC	613,778	(613,778)	—		—
Toronto Dominion Bank	4,136,226	(4,136,226)	—		—
UBS Securities LLC	3,908,960	(3,857,092)	—		51,868	(b)

	$161,895,808	$(161,498,509)	$—		$397,299

Genomics Immunology and Healthcare
Barclays Capital, Inc.	$2,250,706	$(2,250,706)	$—		$—
BNP Paribas SA	7,997,309	(7,997,309)	—		—
Citigroup Global Markets, Inc.	3,456,857	(3,456,857)	—		—
J.P. Morgan Securities LLC	5,034,097	(5,034,097)	—		—
Jefferies LLC	886,454	(886,454)	—		—
Pershing LLC	1,391,384	(1,391,384)	—		—
Scotia Capital (USA), Inc.	6,217,174	(6,217,174)	—		—
State Street Bank & Trust Co.	1,079,239	(1,079,239)	—		—

	$28,313,220	$(28,313,220)	$—		$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Robotics and Artificial Intelligence Multisector
Barclays Capital, Inc.	$22,271	$(22,271)	$—		$—
BofA Securities, Inc.	5,438,698	(5,438,698)	—		—
Citigroup Global Markets, Inc.	686,862	(686,862)	—		—
Goldman Sachs & Co. LLC	6,909,404	(6,808,689)	—		100,715	(b)
J.P. Morgan Securities LLC	2,192,199	(2,192,199)	—		—
Scotia Capital (USA), Inc.	170,073	(170,073)	—		—
State Street Bank & Trust Co.	607,082	(607,082)	—		—
Toronto Dominion Bank	2,548,809	(2,548,809)	—		—
UBS AG	682,145	(682,145)	—		—
UBS Securities LLC	988,814	(988,814)	—		—
Wells Fargo Securities LLC	323,680	(323,680)	—		—

	$20,570,037	$(20,469,322)	$—		$100,715

Self-Driving EV and Tech
Barclays Capital, Inc.	$2,355,587	$(2,355,587)	$—		$—
BNP Paribas SA	5,982,754	(5,982,754)	—		—
Citigroup Global Markets, Inc.	394,830	(394,830)	—		—
ING Financial Markets LLC	8,347	(8,347)	—		—
J.P. Morgan Securities LLC	700,405	(700,405)	—		—
Jefferies LLC	15,722	(15,722)	—		—
Nomura Securities International, Inc.	161,478	(161,478)	—		—
Scotia Capital (USA), Inc.	216,534	(216,534)	—		—
Toronto Dominion Bank	54,455	(54,455)	—		—
UBS AG	3,456,791	(3,412,973)	—		43,818	(b)

	$13,346,903	$(13,303,085)	$—		$43,818

U.S. Tech Breakthrough Multisector
Barclays Bank PLC	$153,304	$(153,304)	$—		$—
Barclays Capital, Inc.	134,687	(134,687)	—		—
BNP Paribas SA	197,925	(197,925)	—		—
BofA Securities, Inc.	2,162,128	(2,162,128)	—		—
Citigroup Global Markets, Inc.	455,709	(455,709)	—		—
J.P. Morgan Securities LLC	360,858	(360,696)	—		162	(b)
Jefferies LLC	432,734	(432,734)	—		—
Morgan Stanley	11,026,201	(11,026,201)	—		—
Scotia Capital (USA), Inc.	320,410	(320,410)	—		—
State Street Bank & Trust Co.	16,346	(16,127)	—		219	(b)
Toronto Dominion Bank	277,683	(277,683)	—		—
UBS AG	164	(164)	—		—
UBS Securities LLC	97,082	(97,082)	—		—

	$15,635,231	$(15,634,850)	$—		$381

Virtual Work and Life Multisector
Barclays Bank PLC	$5,927	$(5,927)	$—		$—
BNP Paribas SA	8,215	(8,215)	—		—
BofA Securities, Inc.	38,434	(38,434)	—		—
Goldman Sachs & Co. LLC	163,949	(163,949)	—		—
HSBC Bank PLC	75,016	(75,016)	—		—
J.P. Morgan Securities LLC	20,083	(20,083)	—		—
Jefferies LLC	7,073	(7,073)	—		—
UBS AG	841	(841)	—		—
UBS Securities LLC	29,895	(29,895)	—		—

	$349,433	$(349,433)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Cloud 5G and Tech	0.47%
Cybersecurity and Tech	0.47
Genomics Immunology and Healthcare	0.47
Robotics and Artificial Intelligence Multisector	0.47
Self-Driving EV and Tech	0.47
U.S. Tech Breakthrough Multisector	0.40
Virtual Work and Life Multisector	0.47

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Net Assets	Investment Advisory Fees
First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion, up to and including $4 billion	0.4242
Over $4 billion	0.4030

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). For the iShares U.S. Tech Breakthrough Multisector ETF, BFA has elected to implement a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30%, and currently intends to keep such voluntary fee waiver for the Fund in place through December 31, 2022. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
U.S. Tech Breakthrough Multisector	$391,915

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: iShares U.S. Tech Breakthrough Multisector ETF has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a

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Notes to Financial Statements (continued)

transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. iShares U.S. Tech Breakthrough Multisector ETF does not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF and iShares U.S. Tech Breakthrough Multisector ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cloud 5G and Tech	$30
Cybersecurity and Tech	172,735
Exponential Technologies	108,079
Genomics Immunology and Healthcare	82,205
Robotics and Artificial Intelligence Multisector	97,121
Self-Driving EV and Tech	80,091
U.S. Tech Breakthrough Multisector	11,096
Virtual Work and Life Multisector	333

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

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Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cybersecurity and Tech	$16,837,646	$46,021,127	$6,267,383
Exponential Technologies	152,053,200	336,695,811	62,324,241
Genomics Immunology and Healthcare	20,251,884	42,411,368	(3,056,611)
Robotics and Artificial Intelligence Multisector	16,242,588	41,188,074	(4,722,549)
Self-Driving EV and Tech	57,090,878	42,592,423	(3,041,002)
U.S. Tech Breakthrough Multisector	11,549,523	13,133,419	(4,617,767)
Virtual Work and Life Multisector	71,801	220,419	(33,848)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Cloud 5G and Tech	$6,550,024	$4,205,285
Cybersecurity and Tech	277,971,837	270,241,521
Exponential Technologies	2,590,226,851	2,556,266,719
Genomics Immunology and Healthcare	162,438,110	164,773,100
Robotics and Artificial Intelligence Multisector	212,081,647	211,511,099
Self-Driving EV and Tech	221,638,134	206,364,112
U.S. Tech Breakthrough Multisector	39,333,320	39,693,173
Virtual Work and Life Multisector	2,627,227	2,631,729

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cloud 5G and Tech	$—	$2,269,818
Cybersecurity and Tech	187,137,043	157,536,175
Exponential Technologies	191,074,705	200,670,398
Genomics Immunology and Healthcare	54,130,402	44,966,247
Robotics and Artificial Intelligence Multisector	26,871,297	52,995,169
Self-Driving EV and Tech	186,119,532	36,818,633
U.S. Tech Breakthrough Multisector	74,380,255	52,951,389
Virtual Work and Life Multisector	2,203,727	2,749,587

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to net operating loss, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cloud 5G and Tech	$732,444	$(732,444)
Cybersecurity and Tech	38,625,578	(38,625,578)
Exponential Technologies	28,084,283	(28,084,283)
Genomics Immunology and Healthcare	(5,271,546)	5,271,546
Robotics and Artificial Intelligence Multisector	12,950,008	(12,950,008)
Self-Driving EV and Tech	10,231,594	(10,231,594)
U.S. Tech Breakthrough Multisector	19,433,990	(19,433,990)
Virtual Work and Life Multisector	265,834	(265,834)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Period Ended 07/31/21

Cloud 5G and Tech
Ordinary income	$63,758	$—

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

Cybersecurity and Tech
Ordinary income	$4,167,125	$391,004

Exponential Technologies
Ordinary income	$31,230,965	$26,862,976

Genomics Immunology and Healthcare
Ordinary income	$2,812,804	$498,913

Robotics and Artificial Intelligence Multisector
Ordinary income	$10,540,562	$1,990,133

Self-Driving EV and Tech
Ordinary income	$9,781,417	$1,978,221

U.S. Tech Breakthrough Multisector
Ordinary income	$1,652,218	$1,801,251

iShares ETF	Year Ended 07/31/22	Period Ended 07/31/21

Virtual Work and Life Multisector
Ordinary income	$6,350	$10,999

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
Cloud 5G and Tech	$12,768	$(172,000)	$(1,465,436)	$—	$(1,624,668)
Cybersecurity and Tech	—	(28,376,912)	(39,655,130)	(147,361)	(68,179,403)
Exponential Technologies	701,836	(32,238,557)	236,499,081	—	204,962,360
Genomics Immunology and Healthcare	—	(22,819,061)	(73,316,836)	(306,923)	(96,442,820)
Robotics and Artificial Intelligence Multisector	491,441	(39,652,685)	(59,540,359)	—	(98,701,603)
Self-Driving EV and Tech	—	(10,665,311)	(67,607,337)	(226,314)	(78,498,962)
U.S. Tech Breakthrough Multisector	33,252	(7,591,811)	(6,172,695)	—	(13,731,254)
Virtual Work and Life Multisector	—	(674,237)	(3,265,568)	—	(3,939,805)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements (continued)

For the year ended July 31, 2022, the iShares Exponential Technologies ETF utilized $53,007,918 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cloud 5G and Tech	$8,766,201	$191,096	$(1,656,566)	$(1,465,470)
Cybersecurity and Tech	635,486,862	45,199,586	(84,858,411)	(39,658,825)
Exponential Technologies	3,080,934,501	533,438,753	(295,683,142)	237,755,611
Genomics Immunology and Healthcare	301,856,427	11,449,228	(84,756,856)	(73,307,628)
Robotics and Artificial Intelligence Multisector	340,905,312	18,062,773	(77,603,464)	(59,540,691)
Self-Driving EV and Tech	546,843,569	25,505,182	(93,108,574)	(67,603,392)
U.S. Tech Breakthrough Multisector	367,837,577	45,574,554	(51,747,249)	(6,172,695)
Virtual Work and Life Multisector	8,121,118	152,235	(3,417,711)	(3,265,476)

9.	LINE OF CREDIT

The iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended July 31, 2022, the iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF and iShares Robotics and Artificial Intelligence Multisector ETF did not borrow under the Syndicated Credit Agreement.

For the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Self-Driving EV and Tech	$150,000	$4,110	2.61%
Virtual Work and Life Multisector	99,000	1,627	1.10

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

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Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Period Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount

Cloud 5G and Tech
Shares sold	80,000	$2,360,993	320,000	$8,031,601
Shares redeemed	(80,000)	(2,309,983)	—	—

	—	$51,010	320,000	$8,031,601

	Year Ended 07/31/22		Year Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount

Cybersecurity and Tech
Shares sold	4,600,000	$198,682,832	11,500,000	$453,252,819
Shares redeemed	(3,950,000)	(164,023,960)	(700,000)	(26,994,030)

	650,000	$34,658,872	10,800,000	$426,258,789

Exponential Technologies
Shares sold	3,700,000	$234,079,077	18,650,000	$1,079,162,518
Shares redeemed	(4,200,000)	(223,718,708)	(13,650,000)	(755,281,538)

	(500,000)	$10,360,369	5,000,000	$323,880,980

Genomics Immunology and Healthcare
Shares sold	1,150,000	$54,981,603	4,600,000	$217,819,944
Shares redeemed	(1,400,000)	(45,991,083)	(1,850,000)	(85,055,625)

	(250,000)	$8,990,520	2,750,000	$132,764,319

Robotics and Artificial Intelligence Multisector
Shares sold	1,000,000	$39,951,403	6,400,000	$263,467,814
Shares redeemed	(1,800,000)	(59,824,686)	(1,400,000)	(55,461,784)

	(800,000)	$(19,873,283)	5,000,000	$208,006,030

Self-Driving EV and Tech
Shares sold	3,800,000	$206,676,608	8,000,000	$353,574,131
Shares redeemed	(1,000,000)	(41,330,218)	(500,000)	(21,118,059)

	2,800,000	$165,346,390	7,500,000	$332,456,072

U.S. Tech Breakthrough Multisector
Shares sold	2,150,000	$74,576,481	2,200,000	$81,664,317
Shares redeemed	(1,450,000)	(53,808,616)	(2,900,000)	(101,468,158)

	700,000	$20,767,865	(700,000)	$(19,803,841)

	Year Ended 07/31/22		Period Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount

Virtual Work and Life Multisector
Shares sold	100,000	$2,213,935	400,000	$10,935,506
Shares redeemed	(100,000)	(2,762,507)	(100,000)	(3,016,863)

	—	$(548,572)	300,000	$7,918,643

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

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Notes to Financial Statements (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares Exponential Technologies ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Cloud 5G and Tech ETF(1)

iShares Cybersecurity and Tech ETF(2)

iShares Exponential Technologies ETF(2)

iShares Genomics Immunology and Healthcare ETF(2)

iShares Robotics and Artificial Intelligence Multisector ETF(2)

iShares Self-Driving EV and Tech ETF(2)

iShares U.S. Tech Breakthrough Multisector ETF(2)

iShares Virtual Work and Life Multisector ETF(3)

(1)

Statement of operations for the year ended July 31, 2022, and statements of changes in net assets for the year ended July 31, 2022 and the period June 8, 2021 (commencement of operations) to July 31, 2021.

(2)	Statements of operations for the year ended July 31, 2022 and statements of changes in net assets for each of the two years in the period ended July 31, 2022.

(3)

Statement of operations for the year ended July 31, 2022, and statements of changes in net assets for the year ended July 31, 2022 and the period September 29, 2020 (commencement of operations) to July 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income
Cloud 5G and Tech	$76,955
Cybersecurity and Tech	5,712,248
Exponential Technologies	40,978,321
Genomics Immunology and Healthcare	2,092,140
Robotics and Artificial Intelligence Multisector	5,454,786
Self-Driving EV and Tech	11,645,171
U.S. Tech Breakthrough Multisector	2,606,147
Virtual Work and Life Multisector	13,597

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income
Cloud 5G and Tech	$982
Exponential Technologies	100,567
U.S. Tech Breakthrough Multisector	23,306

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Self-Driving EV and Tech	$10,281,728	$865,371

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Cloud 5G and Tech	79.11%
Cybersecurity and Tech	100.00%
Exponential Technologies	77.44%
Genomics Immunology and Healthcare	18.68%
Robotics and Artificial Intelligence Multisector	12.47%
Self-Driving EV and Tech	18.58%
U.S. Tech Breakthrough Multisector	100.00%
Virtual Work and Life Multisector	67.80%

I M P O R T A N T T A X I N F O R M A T I O N	75

Board Review and Approval of Investment Advisory Contract

iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF, iShares Virtual Work and Life Multisector ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

iShares Exponential Technologies ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cloud 5G and Tech(a)	$0.192884	$—	$0.006361	$0.199245	97%	—%	3%	100%
Cybersecurity and Tech(a)	0.247757	—	0.023869	0.271626	91	—	9	100
Exponential Technologies(a)	0.427238	—	0.072664	0.499902	85	—	15	100
Genomics Immunology and Healthcare(a)	0.380479	—	0.011775	0.392254	97	—	3	100
Robotics and Artificial Intelligence Multisector(a)	0.720822	—	0.325766	1.046588	69	—	31	100
Self-Driving EV and Tech(a)	0.810365	—	0.033038	0.843403	96	—	4	100
U.S. Tech Breakthrough Multisector	0.157589	—	—	0.157589	100	—	—	100
Virtual Work and Life Multisector(a)	0.002044	—	0.019123	0.021167	10	—	90	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or Morningstar Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-701-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI ACWI ETF | ACWI | NASDAQ
•	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca
•	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
•	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
•	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ
•	iShares MSCI Kokusai ETF | TOK | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI ACWI ETF

Investment Objective

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(10.30)%	8.04%	9.54%	(10.30)%	47.23%	148.83%
Fund Market	(10.27)	8.05	9.60	(10.27)	47.27	150.19
Index	(10.48)	7.86	9.35	(10.48)	45.99	144.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 896.30	$ 1.50		$ 1,000.00	$ 1,023.20	$ 1.61		0.32%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI ACWI ETF

Portfolio Management Commentary

Global stocks declined substantially during the reporting period, as global growth cooled in an environment of high inflation, rising interest rates, and volatility in commodities markets. U.S. stocks were the largest detractors from the Index’s return, as the recovery slowed and the economy contracted in the first half of 2022.

Among U.S. stocks, the communication services sector declined the most, driven primarily by weakness in the interactive media and services industry. A change to the data-tracking policies of a popular mobile platform impeded the ability of social media companies to target specific customer demographics, reducing the value of the advertising they sell. Consequently, revenues decreased, weighing heavily on stocks in this growth-oriented industry. The information technology sector also declined, as payment platforms in the IT services industry experienced slowing user growth. Consumers reoriented their spending back toward physical retail, negatively impacting growth in e-commerce transactions. Uncertainty around the sustainability of recent growth also pressured software providers amid a normalization of work and leisure activities.

Chinese stocks also detracted from the Index’s performance, as strict lockdowns to prevent the spread of COVID-19 weighed on economic activity. The consumer discretionary sector led the decline, particularly the internet and direct marketing retail industry. Stiff competition, both domestically and internationally, led to slower revenue growth and declining earnings. Increased regulatory scrutiny from the Chinese government also drove investor uncertainty surrounding the industry. The communication services sector was another source of weakness, constrained by new regulations that dampened revenue growth.

Stocks in Japan, which endured two quarters of economic contraction during the reporting period, also restrained the Index’s performance. The Japanese yen declined significantly relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars. The industrials sector declined the most amid a notable slowdown in industrial production.

German stocks further detracted from the Index’s return, as weakness in the automobiles industry weighed on the consumer discretionary sector. Supply chain problems, exacerbated by a global semiconductor shortage and Russia’s invasion of Ukraine, led to production difficulties that pressured the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	21.9%
Financials	14.1
Health Care	12.5
Consumer Discretionary	11.6
Industrials	9.5
Communication Services	7.5
Consumer Staples	7.4
Energy	5.0
Materials	4.6
Utilities	3.1
Real Estate	2.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	61.2%
Japan	5.4
United Kingdom	3.7
China	3.4
Canada	3.2
France	2.7
Switzerland	2.7
Australia	2.1
Germany	1.8
Taiwan	1.6

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF

Investment Objective

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(10.78)%	8.00%	7.81%	(10.78)%	46.94%	77.73%
Fund Market	(10.87)	7.91	7.81	(10.87)	46.30	77.76
Index	(11.08)	7.76	7.52	(11.08)	45.32	74.13

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 8, 2014. The first day of secondary market trading was December 9, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 893.00	$ 0.94		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI ACWI Low Carbon Target ETF

Portfolio Management Commentary

As the global economy recovered from the initial disruptions of the COVID-19 pandemic, rising economic activity drove higher energy use and global carbon emissions increased by 6% in 2021. This rise marked the largest single-year emissions increase on record, and more than reversed 2020’s decline. While increased fossil fuel use drove higher emissions, renewable energy generation reached an all-time high in 2021. Investor interest in lower-carbon investments appeared relatively strong as governments budgeted record amounts toward climate goals and Russia’s invasion of Ukraine led some countries to seek alternatives to Russian fossil fuels. However, as interest rates increased later in the reporting period, investors moved away from future-oriented growth stocks.

U.S. stocks were the largest detractors from the Index’s return as the reopening-led recovery cooled and the economy contracted in the first half of 2022. The communication services sector led the decline, driven primarily by weakness in the interactive media and services industry. A change to the tracking data policies of a popular mobile platform impeded the ability of social media companies to target specific customer demographics, reducing the value of the advertising they sell. The information technology sector also declined as payment platforms in the information technology services industry experienced slowing user growth.

Chinese stocks further detracted from the Index’s performance as strict lockdowns to prevent the spread of COVID-19 weighed on economic activity. The U.S. consumer discretionary sector stocks detracted, as the lockdowns significantly dampened consumer sentiment. Japanese industrials stocks also declined amid a notable slowdown in industrial production.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI ACWI Index, while tracking it fairly closely. The low-carbon investment process leads to underweight and overweight positions in industries with higher or lower carbon emissions, respectively. For the reporting period, the Index had underweight positions in the energy and materials sectors and overweight positions in the financials and industrials sectors. Stock selection and the underweight position in the energy sector, which performed well due to rising oil and gas prices, detracted from relative performance. However, stock selection in the information technology and financials sectors benefited the Index’s relative return.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	21.7%
Financials	15.1
Health Care	12.6
Consumer Discretionary	11.7
Industrials	10.0
Communication Services	7.8
Consumer Staples	7.7
Materials	3.9
Energy	3.9
Real Estate	2.9
Utilities	2.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	60.9%
Japan	5.4
United Kingdom	3.8
China	3.7
Canada	3.5
Switzerland	2.6
France	2.5
Australia	1.8
Germany	1.7
Taiwan	1.6

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF

Investment Objective

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(20.51)%	1.04%	4.36%	(20.51)%	5.29%	53.27%
Fund Market	(20.73)	1.06	4.42	(20.73)	5.39	54.17
Index	(19.93)	1.78	5.10	(19.93)	9.20	64.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 838.50	$ 3.15		$ 1,000.00	$ 1,021.40	$ 3.46		0.69%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI All Country Asia ex Japan ETF

Portfolio Management Commentary

Stocks in Asia excluding Japan declined sharply for the reporting period as economic growth slowed and inflationary pressures rose. Chinese equities drove the majority of detraction from the Index’s return amid pandemic-related restrictions, a far-reaching regulatory crackdown, mounting stress in the property market, rising unemployment, weakness in consumer spending, and supply chain disruptions. Concerns about delisting from U.S. exchanges arising from audit requirements also weighed on Chinese stocks.

Within China, technology-related stocks drove the majority of detraction from the Index’s return, due to concerns surrounding slowing sales, lockdowns, and regulatory restrictions. The government’s campaign to rein in large internet firms by lessening their market advantages included billions of dollars in antitrust fines and restrictions on stock listings. While investor sentiment periodically shifted toward signs of an easing crackdown, further government statements repeatedly reignited uncertainty. In the information technology sector, stocks in the internet and direct marketing industry detracted the most from the Index’s return as regulations weakened companies’ competitive advantages, while concerns surrounding new customer growth and slowing consumption pressured profit margins and earnings. Growth in cloud businesses stagnated amid competition from government-backed rivals.

In the communication services sector, COVID-related restrictions and regulatory issues weighed on earnings and forward guidance. The media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and video gaming firms, constraining earnings and raising concerns about future growth. While China resumed the approval of video games in April 2022 after a months-long suspension, titles from two of the country’s largest gaming companies were not included.

South Korean stocks also detracted significantly from the Index’s performance, led by the technology hardware and equipment industry in the information technology sector. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, reduced profits, and affected capacity expansion plans for chip producers. Memory prices weakened along with demand for personal computers and smartphones.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	22.7%
Financials	20.4
Consumer Discretionary	14.7
Communication Services	9.9
Industrials	6.8
Consumer Staples	5.4
Materials	5.2
Health Care	4.1
Real Estate	3.9
Energy	3.7
Utilities	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	35.7%
Taiwan	16.8
India	15.8
South Korea	13.5
Hong Kong	7.8
Singapore	3.7
Indonesia	2.1
Thailand	2.1
Malaysia	1.7
Philippines	0.8

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Europe Financials ETF

Investment Objective

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(13.92)%	(3.29)%	4.33%	(13.92)%	(15.39)%	52.77%
Fund Market	(14.21)	(3.38)	4.29	(14.21)	(15.80)	52.24
Index	(14.62)	(3.33)	4.43	(14.62)	(15.59)	54.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 795.90	$ 2.18		$ 1,000.00	$ 1,022.40	$ 2.46		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Europe Financials ETF

Portfolio Management Commentary

European financials equities declined for the reporting period, as soaring inflation and rising interest rates squeezed borrowers, the euro fell sharply against the U.S. dollar, and Eurozone business growth slowed. While higher interest rates often benefit banks, which constituted approximately 46% of the Index on average during the reporting period, sharply rising prices limit customers’ ability to repay higher-interest loans. To combat inflation, the ECB raised its benchmark interest rate by 0.50% in July 2022, its first increase in 11 years, leading to concerns that European banks could face rising short-term financing costs and declining demand for loans.

Financials stocks in Sweden detracted the most from the Index’s return, namely venture capital firms in the diversified financial services industry, as the substantial decline in global markets lowered the valuations of many of their portfolio companies. In this difficult environment for capital, Swedish entrepreneurial investors sold some underlying assets to shore up finances, leading to stock price declines for the parent companies. The sharp sell-off in information technology and growth-oriented companies during the reporting period led to a slowdown in new investment deals undertaken by leading private investor conglomerates.

German financials stocks detracted notably from the Index’s performance, as rising interest rates and recession fears drove stocks of insurers lower. In addition, a leading German insurer settled lawsuits from investors for nearly $4 billion in the wake of a hedge fund collapse, with potential regulatory fines expected to increase those costs.

Banking stocks in Italy, Spain, and France also detracted from the Index’s return. As nations worldwide tightened sanctions against Russia for its war in Ukraine, uncertainty arose about the exposures of European lenders to Russian assets, including major financial institutions in all three countries. Among Eurozone nations, Italy and France had the highest exposure to Russian assets, according to data published in September 2021. Amid investor concerns about credit contagion, Italy’s two largest banks sought to reassure investors that they maintained sufficient capital to weather even a worst-case scenario of pulling entirely out of Russia.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)

Banks	45.4%
Insurance	30.6
Capital Markets	17.5
Diversified Financial Services	6.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	27.3%
Switzerland	15.7
Germany	12.3
France	9.6
Sweden	7.9
Spain	6.2
Italy	5.9
Netherlands	5.5
Finland	3.8
Belgium	2.3

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Europe Small-Cap ETF

Investment Objective

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(24.65)%	2.20%	7.95%	(24.65)%	11.47%	114.96%
Fund Market	(24.83)	2.09	7.93	(24.83)	10.90	114.57
Index	(25.04)	2.16	7.93	(25.04)	11.29	114.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 820.20	$ 1.85		$ 1,000.00	$ 1,022.80	$ 2.06		0.41%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Europe Small-Cap ETF

Portfolio Management Commentary

Small-capitalization European equities declined sharply during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to raise interest rates.

Stocks in the U.K., particularly in the consumer discretionary sector, detracted the most from the Index’s performance. Stocks of several consumer discretionary companies dropped on diminished sales outlooks due to falling levels of consumer confidence, inflation rates at 40-year highs, and the slowing growth in the economy. In particular, internet and direct marketing retail companies experienced declining sales due to a reduction in online spending by consumers. British industrials stocks also weighed on the Index’s performance, particularly sellers of building supplies in the trading companies and distributors industry, as the costs of materials rose and the U.K. housing market cooled after the Bank of England raised interest rates to the highest levels in 13 years.

Stocks in Sweden further detracted from the Index’s return amid slowing economic growth and the depreciation of Swedish krona against the U.S. dollar. Swedish industrials stocks declined as war-related supply-chain constraints and higher costs for materials and energy dampened the revenues of industrial machinery manufacturers. Consumer discretionary stocks in Sweden also declined, led by the leisure products industry, as steep inflation and weak consumer confidence across regions pressured the stocks of outdoor gear brands.

Stocks in Germany weighed on the Index’s performance amid recession fears as the country’s economy stalled in the second quarter of 2022. German healthcare stocks detracted, largely due to the decision of a major pharmaceutical conglomerate to discontinue the development of a potential treatment for chronic cough and endometriosis, which pressured the stock of its project partner, a life sciences tools and services company.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	25.4%
Financials	14.1
Real Estate	10.1
Consumer Discretionary	9.8
Information Technology	9.1
Health Care	8.3
Materials	7.0
Communication Services	5.0
Consumer Staples	4.7
Utilities	3.4
Energy	3.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	32.2%
Sweden	11.6
Switzerland	9.2
Germany	8.7
France	6.9
Italy	5.3
Norway	4.5
Netherlands	4.3
Denmark	3.7
Spain	3.4

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Kokusai ETF

Investment Objective

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.46)%	9.57%	10.77%	(8.46)%	57.93%	178.21%
Fund Market	(8.97)	9.45	10.80	(8.97)	57.03	178.96
Index	(8.81)	9.33	10.52	(8.81)	56.22	172.02

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 908.00	$ 1.23		$ 1,000.00	$ 1,023.50	$ 1.30		0.26%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Kokusai ETF

Portfolio Management Commentary

Developed market stocks outside of Japan declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies with connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy.

U.S. stocks detracted the most from the Index’s return, driven by companies in the communication services sector, which reported slowing revenue growth as advertisers reduced spending, citing inflationary pressures and slowing cooling U.S. economic growth. The U.S economy contracted slightly in the first two quarters of 2022 as business inventories and private investment declined. In addition, a change to the data tracking policies of a major technology platform reduced the effectiveness of targeted advertising. Some communications services companies declined due to falling subscriptions, as the deteriorating economic outlook led consumers to curb discretionary spending. Competition from newer entrants to the sector also drove the stocks of communication services companies lower, leading firms to suspend hiring and downgrade predictions for future growth. Despite high spending levels, robust job growth, and low unemployment, rising inflation rates precipitated a notable decrease in consumer confidence. In this environment, information technology stocks declined sharply during the first half of 2022. As pandemic-related restrictions continued to ease and consumers returned to shopping in stores, online shopping declined, further weakening the growth outlook for some information technology companies. Additionally, several companies suspended business in Russia following the invasion of Ukraine.

German stocks, particularly automobile manufacturers, also detracted from the Index’s performance as the economy slowed, prices climbed, and consumer confidence waned. The war in Ukraine disrupted supply chains and contributed to record-high inflation across the Eurozone as commodities and oil prices soared.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	22.6%
Health Care	13.7
Financials	13.4
Consumer Discretionary	10.9
Industrials	9.3
Consumer Staples	7.6
Communication Services	7.1
Energy	5.2
Materials	4.1
Utilities	3.2
Real Estate	2.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	73.1%
United Kingdom	4.4
Canada	3.8
France	3.2
Switzerland	3.2
Australia	2.5
Germany	2.2
Netherlands	1.4
Sweden	1.0
Hong Kong	0.9

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
Ampol Ltd.	94,602	$2,241,263
APA Group	390,005	3,197,788
Aristocrat Leisure Ltd.	201,160	5,018,550
ASX Ltd.	67,717	4,208,934
Aurizon Holdings Ltd.	648,234	1,834,694
Australia & New Zealand Banking Group Ltd.	837,752	13,539,128
Australia & New Zealand Banking Group Ltd., New	55,850	893,613
BHP Group Ltd.	1,535,618	42,022,733
BlueScope Steel Ltd.	148,947	1,749,588
Brambles Ltd.	504,952	4,064,208
Cochlear Ltd.	16,264	2,451,422
Coles Group Ltd.	428,394	5,642,093
Commonwealth Bank of Australia	515,745	36,626,870
Computershare Ltd.	150,098	2,651,780
CSL Ltd.	145,540	29,634,415
Dexus	396,552	2,664,831
Domino’s Pizza Enterprises Ltd.	19,219	982,665
Endeavour Group Ltd./Australia	402,359	2,241,717
Evolution Mining Ltd.	539,934	997,408
Fortescue Metals Group Ltd.	514,733	6,623,871
Glencore PLC	3,102,619	17,584,710
Goodman Group	516,700	7,561,936
GPT Group (The)	797,759	2,566,550
IDP Education Ltd.	67,145	1,350,949
Insurance Australia Group Ltd.	503,431	1,584,078
Lendlease Corp. Ltd.	221,065	1,601,536
Lottery Corp. Ltd. (The)(a)(b)	536,783	1,702,729
Macquarie Group Ltd.	105,991	13,565,085
Medibank Pvt Ltd.	1,058,110	2,544,259
Mineral Resources Ltd.	50,156	1,911,149
Mirvac Group	1,607,428	2,435,231
National Australia Bank Ltd.	971,469	20,980,338
Newcrest Mining Ltd.	258,952	3,489,704
Northern Star Resources Ltd.	409,889	2,252,598
Orica Ltd.	168,967	2,002,636
Origin Energy Ltd.	614,685	2,580,671
Qantas Airways Ltd.(a)	288,817	930,669
QBE Insurance Group Ltd.	495,337	4,005,158
Ramsay Health Care Ltd.	50,830	2,511,091
REA Group Ltd.	10,307	909,328
Reece Ltd.(b)	83,193	898,511
Rio Tinto Ltd.	88,097	6,103,761
Rio Tinto PLC	372,431	22,483,465
Santos Ltd.	1,091,077	5,671,833
Scentre Group	1,710,546	3,505,323
SEEK Ltd.	140,514	2,275,924
Sonic Healthcare Ltd.	109,134	2,628,112
South32 Ltd.	1,583,809	4,316,852
Stockland	845,121	2,290,013
Suncorp Group Ltd.	383,658	3,029,858
Telstra Corp. Ltd.	1,328,445	3,630,652
Transurban Group	954,011	9,751,603
Treasury Wine Estates Ltd.	258,043	2,224,340
Vicinity Centres	1,386,685	2,028,990
Washington H Soul Pattinson & Co. Ltd.	67,452	1,221,195
Wesfarmers Ltd.	338,542	11,092,502
Westpac Banking Corp.	1,057,068	16,007,330
WiseTech Global Ltd.	52,251	1,850,449

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	561,539	$12,679,819
Woolworths Group Ltd.	379,579	9,986,375

		387,034,883

Austria — 0.0%
Erste Group Bank AG	92,762	2,351,765
OMV AG	64,203	2,734,401
Verbund AG	18,266	2,008,629
voestalpine AG	42,400	954,705

		8,049,500

Belgium — 0.2%
Ageas SA/NV	58,253	2,542,469
Anheuser-Busch InBev SA/NV	225,420	12,075,252
D’ieteren Group	6,336	1,039,903
Elia Group SA/NV	9,522	1,445,551
Groupe Bruxelles Lambert SA	50,792	4,495,858
KBC Group NV	73,208	3,834,413
Proximus SADP	27,221	377,201
Sofina SA	3,697	865,798
Solvay SA	12,556	1,102,830
UCB SA	39,627	3,096,404
Umicore SA	65,968	2,389,517
Warehouses De Pauw CVA	21,332	725,164

		33,990,360

Brazil — 0.4%
Ambev SA	1,415,906	4,085,634
Americanas SA	175,838	475,780
Atacadao SA	94,443	340,054
B3 SA - Brasil, Bolsa, Balcao	1,982,099	4,248,367
Banco Bradesco SA	90,907	254,232
Banco BTG Pactual SA	407,368	1,773,835
Banco do Brasil SA	257,252	1,788,399
Banco Santander Brasil SA	29,400	160,748
BB Seguridade Participacoes SA	164,375	920,978
BRF SA(a)	214,643	662,087
CCR SA	528,965	1,328,010
Centrais Eletricas Brasileiras SA	345,931	3,062,774
Cia. de Saneamento Basico do Estado de Sao Paulo	110,000	949,672
Cia. Siderurgica Nacional SA	191,583	544,672
Cosan SA	360,842	1,302,047
Energisa SA	20,142	171,441
Engie Brasil Energia SA	54,547	467,235
Equatorial Energia SA	316,235	1,516,358
Hapvida Participacoes e Investimentos SA(c)	1,278,550	1,522,172
Hypera SA	207,941	1,711,642
JBS SA	314,013	1,938,419
Klabin SA	242,578	934,381
Localiza Rent a Car SA	180,993	2,015,231
Lojas Renner SA	277,063	1,354,230
Magazine Luiza SA(a)	796,400	397,115
Natura & Co. Holding SA	326,041	981,759
Petro Rio SA(a)	219,085	1,025,539
Petroleo Brasileiro SA	843,173	6,023,014
Raia Drogasil SA	353,267	1,432,431
Rede D’Or Sao Luiz SA(c)	73,525	460,268
Rumo SA	452,467	1,533,846
Suzano SA	227,206	2,120,519
Telefonica Brasil SA	195,671	1,686,656
Tim SA	335,031	815,222
TOTVS SA	108,544	553,199

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Ultrapar Participacoes SA	234,821	$575,922
Vale SA	1,205,638	16,252,730
Vibra Energia SA	347,089	1,116,915
WEG SA	498,042	2,699,039

		71,202,572

Canada — 3.2%
Agnico Eagle Mines Ltd.	132,757	5,708,173
Air Canada(a)(b)	52,213	709,058
Algonquin Power & Utilities Corp.	96,091	1,343,946
Alimentation Couche-Tard Inc.	269,927	12,059,290
AltaGas Ltd.	71,908	1,602,074
ARC Resources Ltd.	186,574	2,616,742
Bank of Montreal	203,504	20,287,627
Bank of Nova Scotia (The)	366,073	22,300,851
Barrick Gold Corp.	530,520	8,360,387
Bausch Health Companies Inc.(a)	97,933	451,216
BCE Inc.	59,505	3,006,500
BlackBerry Ltd.(a)(b)	147,846	908,631
Brookfield Asset Management Inc., Class A	436,369	21,652,326
Brookfield Renewable Corp., Class A	36,954	1,445,781
BRP Inc.	8,521	648,116
CAE Inc.(a)	75,414	1,995,257
Cameco Corp.	137,355	3,537,517
Canadian Apartment Properties REIT	33,189	1,257,271
Canadian Imperial Bank of Commerce	280,325	14,180,980
Canadian National Railway Co.	183,892	23,296,864
Canadian Natural Resources Ltd.	377,993	20,872,192
Canadian Pacific Railway Ltd.	290,842	22,932,581
Canadian Tire Corp. Ltd., Class A, NVS	20,344	2,613,558
Canadian Utilities Ltd., Class A, NVS	101,674	3,291,076
CCL Industries Inc., Class B, NVS	67,219	3,376,829
Cenovus Energy Inc.	425,295	8,103,704
CGI Inc.(a)	52,567	4,507,326
Constellation Software Inc.	6,839	11,633,910
Dollarama Inc.	99,097	6,005,949
Emera Inc.	39,917	1,892,438
Empire Co. Ltd., Class A, NVS	33,415	1,014,023
Enbridge Inc.	629,519	28,271,944
Fairfax Financial Holdings Ltd.	9,195	4,953,115
First Quantum Minerals Ltd.	197,032	3,600,444
FirstService Corp.	10,833	1,449,222
Fortis Inc.	120,102	5,673,320
Franco-Nevada Corp.	60,341	7,726,456
George Weston Ltd.	15,637	1,866,354
GFL Environmental Inc.	56,326	1,558,856
Gildan Activewear Inc.	73,252	2,146,849
Great-West Lifeco Inc.	50,422	1,225,358
Hydro One Ltd.(c)	58,036	1,620,231
iA Financial Corp. Inc.	21,307	1,172,380
Imperial Oil Ltd.	94,416	4,524,860
Intact Financial Corp.	39,240	5,840,572
Ivanhoe Mines Ltd., Class A(a)	182,151	1,132,265
Keyera Corp.	58,279	1,510,507
Kinross Gold Corp.	482,231	1,653,191
Lightspeed Commerce Inc.(a)	43,323	929,691
Loblaw Companies Ltd.	40,839	3,717,623
Lundin Mining Corp.	128,554	724,813
Magna International Inc.	91,808	5,862,434
Manulife Financial Corp.	601,209	11,004,911
Metro Inc.	55,150	3,053,912

Security	Shares	Value

Canada (continued)
National Bank of Canada	86,363	$6,059,674
Northland Power Inc.	68,729	2,253,128
Nutrien Ltd.	171,755	14,702,888
Nuvei Corp.(a)(c)	22,352	781,286
Onex Corp.	17,206	919,588
Open Text Corp.	109,445	4,476,771
Pan American Silver Corp.	72,172	1,468,746
Parkland Corp.	52,096	1,461,723
Pembina Pipeline Corp.	186,702	7,128,078
Power Corp. of Canada	204,833	5,566,505
Quebecor Inc., Class B	33,521	744,737
Restaurant Brands International Inc.	88,614	4,750,577
RioCan REIT	21,814	350,067
Ritchie Bros Auctioneers Inc.	34,521	2,488,219
Rogers Communications Inc., Class B, NVS	119,806	5,507,773
Royal Bank of Canada	427,140	41,648,276
Saputo Inc.	117,287	2,897,027
Shaw Communications Inc., Class B, NVS	148,760	4,024,088
Shopify Inc., Class A(a)	346,690	12,077,499
Sun Life Financial Inc.	182,875	8,491,467
Suncor Energy Inc.	477,408	16,202,532
TC Energy Corp.	293,255	15,634,313
Teck Resources Ltd., Class B	157,661	4,635,459
TELUS Corp.	218,599	5,032,446
TFI International Inc.	24,612	2,458,221
Thomson Reuters Corp.	60,634	6,808,452
TMX Group Ltd.	17,282	1,773,208
Toromont Industries Ltd.	7,611	641,011
Toronto-Dominion Bank (The)	552,139	35,864,997
Tourmaline Oil Corp.	95,901	6,008,463
Waste Connections Inc.	81,022	10,805,904
West Fraser Timber Co. Ltd.	25,783	2,413,903
Wheaton Precious Metals Corp.	148,163	5,083,973
WSP Global Inc.	25,825	3,115,819

		579,108,319

Chile — 0.0%
Banco de Chile	12,157,479	1,153,550
Banco de Credito e Inversiones SA	30,188	910,833
Banco Santander Chile	22,386,961	886,684
Cia. Cervecerias Unidas SA	119,581	690,069
Cia. Sud Americana de Vapores SA	3,698,352	400,166
Empresas CMPC SA	386,851	657,273
Empresas COPEC SA	158,813	1,300,677
Enel Americas SA	9,778,746	989,703
Enel Chile SA	9,195,982	263,296
Falabella SA	204,581	456,340

		7,708,591

China — 3.4%
360 DigiTech Inc.(b)	29,781	432,420
3SBio Inc.(c)	472,000	314,176
AAC Technologies Holdings Inc.	220,500	427,512
Agricultural Bank of China Ltd., Class A	5,876,000	2,481,936
Agricultural Bank of China Ltd., Class H	4,183,000	1,379,646
Aier Eye Hospital Group Co. Ltd., Class A	325,502	1,468,050
Air China Ltd., Class H(a)	700,000	549,419
Alibaba Group Holding Ltd.(a)	4,628,476	52,040,124
Alibaba Health Information Technology Ltd.(a)(b)	1,652,000	992,023
A-Living Smart City Services Co. Ltd., Class A(c)	180,750	220,472
Aluminum Corp. of China Ltd., Class H	1,516,000	555,238

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Anhui Conch Cement Co. Ltd., Class A	452,392	$2,179,459
Anhui Conch Cement Co. Ltd., Class H	71,500	282,903
ANTA Sports Products Ltd.	344,800	3,796,543
Autohome Inc., ADR	22,671	809,128
AviChina Industry & Technology Co. Ltd., Class H	971,000	518,073
Baidu Inc.(a)	674,960	11,666,277
Bank of China Ltd., Class H	23,492,000	8,353,407
Bank of Communications Co. Ltd., Class A	4,414,400	3,022,917
Bank of Communications Co. Ltd., Class H	736,000	438,077
Bank of Ningbo Co. Ltd., Class A	434,515	2,011,920
Bank of Shanghai Co. Ltd., Class A	2,851,951	2,519,953
BeiGene Ltd., ADR(a)	16,154	2,715,164
Beijing Capital International Airport Co. Ltd., Class H(a)	552,000	324,495
Beijing Enterprises Holdings Ltd.	82,000	262,808
Beijing Enterprises Water Group Ltd.	1,340,000	406,262
Bilibili Inc., ADR(a)	10,166	248,457
Bilibili Inc., Class Z(a)	44,742	1,093,638
Bosideng International Holdings Ltd.	1,128,000	658,356
BYD Co. Ltd., Class A	65,700	3,133,582
BYD Co. Ltd., Class H	206,500	7,555,003
BYD Electronic International Co. Ltd.(b)	220,000	565,223
CanSino Biologics Inc., Class H(c)	39,200	328,114
CGN Power Co. Ltd., Class H(c)	6,382,000	1,471,584
China Cinda Asset Management Co. Ltd., Class H	554,000	76,314
China CITIC Bank Corp. Ltd., Class H	2,139,000	894,059
China Coal Energy Co. Ltd., Class H	641,000	498,651
China Communications Services Corp. Ltd., Class H	582,000	236,622
China Conch Venture Holdings Ltd.	585,500	1,135,101
China Construction Bank Corp., Class H	29,508,260	18,844,275
China Everbright Bank Co. Ltd., Class A	5,641,000	2,425,432
China Everbright Environment Group Ltd.	1,206,000	641,883
China Evergrande Group(b)(d)	740,000	107,748
China Feihe Ltd.(c)	1,237,000	1,086,178
China Galaxy Securities Co. Ltd., Class H	1,473,500	728,687
China Gas Holdings Ltd.	888,600	1,365,907
China Hongqiao Group Ltd.	680,500	709,132
China International Capital Corp. Ltd., Class H(c)	562,800	1,034,835
China Jinmao Holdings Group Ltd.(a)	1,386,000	321,644
China Lesso Group Holdings Ltd.	391,000	479,194
China Life Insurance Co. Ltd., Class H	2,265,000	3,373,536
China Literature Ltd.(a)(c)	121,000	476,871
China Longyuan Power Group Corp. Ltd., Class H	1,059,000	1,701,347
China Medical System Holdings Ltd.	460,000	731,265
China Meidong Auto Holdings Ltd.	214,000	520,072
China Mengniu Dairy Co. Ltd.	947,000	4,399,755
China Merchants Bank Co. Ltd., Class A	724,600	3,769,429
China Merchants Bank Co. Ltd., Class H	1,040,288	5,620,986
China Merchants Port Holdings Co. Ltd.	444,000	716,105
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	838,322	1,702,233
China Minsheng Banking Corp. Ltd., Class A	4,360,000	2,351,999
China Minsheng Banking Corp. Ltd., Class H	13,500	4,403
China National Building Material Co. Ltd., Class H	1,060,000	1,063,947
China Oilfield Services Ltd., Class H	670,000	617,188
China Overseas Land & Investment Ltd.	1,161,000	3,208,330
China Overseas Property Holdings Ltd.	515,000	538,247
China Pacific Insurance Group Co. Ltd., Class A	694,897	2,082,050
China Pacific Insurance Group Co. Ltd., Class H	439,000	937,715
China Petroleum & Chemical Corp., Class H	7,775,200	3,665,666

Security	Shares	Value

China (continued)
China Power International Development Ltd.	2,025,000	$1,147,118
China Railway Group Ltd., Class H	1,302,000	775,074
China Resources Beer Holdings Co. Ltd.	452,000	3,117,765
China Resources Cement Holdings Ltd.(b)	506,000	311,240
China Resources Gas Group Ltd.	284,000	1,191,786
China Resources Land Ltd.	838,000	3,499,722
China Resources Mixc Lifestyle Services Ltd.(c)	207,000	877,015
China Resources Power Holdings Co. Ltd.	612,000	1,152,238
China Ruyi Holdings Ltd.(a)(b)	1,608,000	465,430
China Shenhua Energy Co. Ltd., Class A	363,700	1,514,190
China Shenhua Energy Co. Ltd., Class H	1,210,000	3,419,871
China Southern Airlines Co. Ltd., Class H(a)	732,000	396,431
China State Construction Engineering Corp. Ltd., Class A	5,394,877	4,027,834
China State Construction International Holdings Ltd.	686,000	711,322
China Suntien Green Energy Corp. Ltd., Class H(b)	664,000	325,691
China Taiping Insurance Holdings Co. Ltd.	737,200	777,360
China Tourism Group Duty Free Corp. Ltd., Class A	48,592	1,514,579
China Tower Corp. Ltd., Class H(c)	12,870,000	1,655,759
China Traditional Chinese Medicine Holdings Co. Ltd.	1,174,000	498,385
China Vanke Co. Ltd., Class A	743,696	1,894,503
China Vanke Co. Ltd., Class H	136,900	260,394
China Yangtze Power Co. Ltd., Class A	1,051,410	3,722,848
Chinasoft International Ltd.	896,000	767,076
Chongqing Zhifei Biological Products Co. Ltd., Class A	58,100	856,730
CIFI Ever Sunshine Services Group Ltd.	232,000	167,277
CIFI Holdings Group Co. Ltd.	901,576	244,861
CITIC Ltd.	1,441,000	1,558,561
CITIC Securities Co. Ltd., Class A	1,171,883	3,410,277
CITIC Securities Co. Ltd., Class H	600,525	1,234,790
CMOC Group Ltd., Class H	1,476,000	724,624
Contemporary Amperex Technology Co. Ltd., Class A(a)	49,000	3,715,294
COSCO SHIPPING Holdings Co. Ltd., Class H	1,315,800	1,974,071
COSCO SHIPPING Ports Ltd.	542,000	404,615
Country Garden Holdings Co. Ltd.(b)	2,294,866	887,469
Country Garden Services Holdings Co. Ltd.	594,000	1,324,646
CSPC Pharmaceutical Group Ltd.	2,791,120	3,056,149
Dali Foods Group Co. Ltd.(c)	1,218,000	579,932
Daqo New Energy Corp., ADR(a)	22,015	1,424,371
Dongfeng Motor Group Co. Ltd., Class H	670,000	462,966
Dongyue Group Ltd.	508,000	552,519
East Money Information Co. Ltd., Class A	372,200	1,230,198
ENN Energy Holdings Ltd.	237,000	3,866,084
Far East Horizon Ltd.(b)	462,000	380,798
Flat Glass Group Co. Ltd., Class H(a)	195,000	706,808
Foshan Haitian Flavouring & Food Co. Ltd., Class A	118,401	1,451,804
Fosun International Ltd.	716,000	564,110
Fuyao Glass Industry Group Co. Ltd., Class H(c)	237,200	1,150,650
Ganfeng Lithium Co. Ltd., Class H(c)	161,840	1,463,400
GDS Holdings Ltd., ADR(a)	35,561	984,328
Geely Automobile Holdings Ltd.(b)	1,809,000	3,587,055
Genscript Biotech Corp.(a)	404,000	1,462,739
GF Securities Co. Ltd., Class H	497,800	658,980
Great Wall Motor Co. Ltd., Class H	1,093,000	1,732,749
Greentown China Holdings Ltd.	259,000	511,955
Greentown Service Group Co. Ltd.	488,000	436,787
Guangdong Investment Ltd.	986,000	960,488
Guangzhou Automobile Group Co. Ltd., Class H	1,068,000	1,002,480

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
H World Group Ltd., ADR	69,453	$2,663,523
Haidilao International Holding Ltd.(a)(b)(c)	344,000	687,305
Haier Smart Home Co. Ltd., Class H	833,400	2,667,304
Haitian International Holdings Ltd.	196,000	469,052
Haitong Securities Co. Ltd., Class H	892,800	597,953
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(c)	50,600	525,560
Hansoh Pharmaceutical Group Co. Ltd.(c)	394,000	767,943
Hengan International Group Co. Ltd.	197,500	955,942
Hopson Development Holdings Ltd.	227,139	300,209
Hua Hong Semiconductor Ltd.(a)(b)(c)	182,000	545,126
Huaneng Power International Inc., Class H(a)	1,614,000	771,672
Huatai Securities Co. Ltd., Class H(c)	645,400	851,354
Hutchmed China Ltd., ADR(a)(b)	38,728	506,175
Hygeia Healthcare Holdings Co. Ltd.(c)	121,800	700,413
Industrial & Commercial Bank of China Ltd., Class A	4,276,791	2,775,943
Industrial & Commercial Bank of China Ltd., Class H	14,933,260	7,895,030
Industrial Bank Co. Ltd., Class A	936,000	2,467,436
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	401,500	2,131,510
Inner Mongolia Yitai Coal Co. Ltd., Class B	387,100	610,368
Innovent Biologics Inc.(a)(c)	376,500	1,573,789
iQIYI Inc., ADR(a)(b)	103,714	396,187
JD Health International Inc.(a)(b)(c)	339,650	2,576,255
JD.com Inc., Class A	630,226	18,801,246
Jiangsu Expressway Co. Ltd., Class H	350,000	305,432
Jiangsu Hengrui Medicine Co. Ltd., Class A	275,718	1,443,199
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	58,600	1,435,458
Jiangxi Copper Co. Ltd., Class H	375,000	459,376
Jinxin Fertility Group Ltd.(c)	528,500	410,642
Jiumaojiu International Holdings Ltd.(c)	307,000	667,995
JOYY Inc., ADR	19,738	511,017
Kanzhun Ltd., ADR(a)(b)	43,192	1,015,444
KE Holdings Inc., ADR(a)(b)	107,759	1,520,479
Kingboard Holdings Ltd.	282,000	825,049
Kingdee International Software Group Co. Ltd.(a)(b)	864,000	1,865,481
Kingsoft Corp. Ltd.	303,600	1,013,708
Kuaishou Technology(a)(c)	529,300	5,321,817
Kunlun Energy Co. Ltd.	1,192,000	877,511
Kweichow Moutai Co. Ltd., Class A	23,232	6,531,876
Legend Biotech Corp., ADR(a)	18,891	892,411
Lenovo Group Ltd.(b)	2,362,000	2,290,655
Li Auto Inc., ADR(a)	173,387	5,694,029
Li Ning Co. Ltd.	698,000	5,661,919
Logan Group Co. Ltd.(b)(d)	214,000	40,892
Longfor Group Holdings Ltd.(c)	506,000	1,690,732
LONGi Green Energy Technology Co. Ltd., Class A	225,820	2,064,678
Lufax Holding Ltd., ADR	245,688	1,125,251
Luxshare Precision Industry Co. Ltd., Class A	279,340	1,405,957
Luzhou Laojiao Co. Ltd., Class A	35,100	1,156,374
Meituan, Class B(a)(c)	1,254,800	28,149,366
Microport Scientific Corp.(a)	289,000	681,415
Ming Yuan Cloud Group Holdings Ltd.	323,000	296,538
Minth Group Ltd.	244,000	652,270
MMG Ltd.(a)(b)	904,000	267,405
Muyuan Foods Co. Ltd., Class A	171,412	1,517,287
NetEase Inc.	623,090	11,655,995
New China Life Insurance Co. Ltd., Class H	231,500	551,671
New Oriental Education & Technology Group Inc.(a)	470,030	1,288,516
NIO Inc., ADR(a)	401,562	7,922,818
Nongfu Spring Co. Ltd., Class H(c)	541,200	3,243,513

Security	Shares	Value

China (continued)
People’s Insurance Co. Group of China Ltd. (The), Class H	1,986,000	$594,622
PetroChina Co. Ltd., Class H	6,376,000	2,977,333
Pharmaron Beijing Co. Ltd., Class H(c)	103,500	842,031
PICC Property & Casualty Co. Ltd., Class H	1,780,000	1,827,155
Pinduoduo Inc., ADR(a)(b)	139,671	6,845,276
Ping An Bank Co. Ltd., Class A	969,100	1,823,369
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	197,200	515,046
Ping An Insurance Group Co. of China Ltd., Class A	582,200	3,636,599
Ping An Insurance Group Co. of China Ltd., Class H	1,670,000	9,814,654
Poly Developments and Holdings Group Co. Ltd., Class A	823,199	2,031,815
Pop Mart International Group Ltd.(c)	153,600	351,204
Postal Savings Bank of China Co. Ltd., Class A	2,856,200	1,986,515
Postal Savings Bank of China Co. Ltd., Class H(c)	1,333,000	881,945
RLX Technology Inc., ADR(a)(b)	196,489	318,312
SAIC Motor Corp. Ltd., Class A	668,113	1,605,839
Sany Heavy Equipment International Holdings Co. Ltd.(b)	555,000	603,950
Seazen Group Ltd.(a)	534,000	183,003
SF Holding Co. Ltd., Class A	235,600	1,741,602
Shandong Gold Mining Co. Ltd., Class H(b)(c)	298,500	519,772
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	835,600	1,045,219
Shanghai Baosight Software Co. Ltd., Class B	132,380	444,076
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	210,000	761,028
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	330,800	290,912
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	258,500	389,279
Shanghai Pudong Development Bank Co. Ltd., Class A	2,937,765	3,161,500
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	32,100	1,303,655
Shenzhen International Holdings Ltd.	296,500	273,104
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	31,800	1,365,950
Shenzhou International Group Holdings Ltd.	225,700	2,373,949
Shimao Group Holdings Ltd.(b)(d)	279,000	79,969
Sino Biopharmaceutical Ltd.	3,351,000	1,942,718
Sinopharm Group Co. Ltd., Class H	373,600	855,987
Sinotruk Hong Kong Ltd.	188,000	222,144
Smoore International Holdings Ltd.(b)(c)	536,000	1,237,851
Sunac China Holdings Ltd.(d)	673,000	171,467
Sunny Optical Technology Group Co. Ltd.	228,000	3,084,520
TAL Education Group, ADR(a)	126,310	621,445
Tencent Holdings Ltd.	1,877,600	72,567,008
Tencent Music Entertainment Group, ADR(a)(b)	210,271	885,241
Tingyi Cayman Islands Holding Corp.	750,000	1,234,640
Tongcheng Travel Holdings Ltd.(a)	431,200	824,287
Topsports International Holdings Ltd.(c)	512,000	427,064
TravelSky Technology Ltd., Class H	374,000	619,842
Trip.com Group Ltd., ADR(a)(b)	164,600	4,243,388
Tsingtao Brewery Co. Ltd., Class H	206,000	2,012,226
Uni-President China Holdings Ltd.	586,000	536,051
Vipshop Holdings Ltd., ADR(a)(b)	137,835	1,262,569
Wanhua Chemical Group Co. Ltd., Class A	150,453	1,868,302
Want Want China Holdings Ltd.(b)	1,672,000	1,360,740
Weibo Corp., ADR(a)(b)	20,779	399,372
Weichai Power Co. Ltd., Class H	649,000	927,868

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wens Foodstuffs Group Co. Ltd., Class A(a)	712,016	$2,538,554
Wharf Holdings Ltd. (The)	404,200	1,478,117
Wuliangye Yibin Co. Ltd., Class A	103,000	2,725,658
WuXi AppTec Co. Ltd., Class A	138,659	1,918,293
WuXi AppTec Co. Ltd., Class H(c)	57,212	693,076
Wuxi Biologics Cayman Inc., New(a)(c)	1,095,500	10,486,251
Xiaomi Corp., Class B(a)(c)	4,564,600	7,179,136
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	319,600	570,965
Xinyi Solar Holdings Ltd.	1,524,000	2,588,987
XPeng Inc., ADR(a)(b)	134,024	3,274,206
Xtep International Holdings Ltd.	379,500	617,171
Yadea Group Holdings Ltd.(c)	446,000	961,858
Yankuang Energy Group Co. Ltd., Class H	576,000	1,799,891
Yihai International Holding Ltd.	194,000	568,278
Yuexiu Property Co. Ltd.	381,000	475,988
Yum China Holdings Inc.(b)	137,505	6,697,869
Zai Lab Ltd., ADR(a)(b)	32,234	1,306,444
Zhejiang Expressway Co. Ltd., Class H	528,000	424,972
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	208,900	530,442
Zhongsheng Group Holdings Ltd.	187,000	1,070,562
Zhuzhou CRRC Times Electric Co. Ltd.	182,400	783,290
Zijin Mining Group Co. Ltd., Class H	2,048,000	2,399,869
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	637,800	331,595
ZTE Corp., Class H	229,200	493,225
ZTO Express Cayman Inc., ADR(b)	126,930	3,248,139

		619,791,081

Colombia — 0.0%
Ecopetrol SA	2,735,222	1,454,702
Interconexion Electrica SA ESP	26,649	128,054

		1,582,756

Czech Republic — 0.0%
CEZ AS	80,814	3,672,446
Komercni Banka AS	47,505	1,200,281

		4,872,727

Denmark — 0.7%
AP Moller - Maersk A/S, Class A	2,102	5,631,205
AP Moller - Maersk A/S, Class B, NVS	588	1,605,436
Carlsberg A/S, Class B	34,249	4,429,830
Chr Hansen Holding A/S	34,978	2,289,409
Coloplast A/S, Class B	30,865	3,612,406
Danske Bank A/S	208,578	2,916,817
Demant A/S(a)	24,815	945,345
DSV A/S	64,217	10,820,622
Genmab A/S(a)	21,348	7,596,043
GN Store Nord A/S	37,562	1,308,063
Novo Nordisk A/S, Class B	519,181	60,470,960
Novozymes A/S, Class B	67,346	4,302,080
Orsted A/S(c)	51,707	6,019,555
Pandora A/S	34,863	2,590,032
Tryg A/S	127,055	2,897,025
Vestas Wind Systems A/S	318,016	8,358,645

		125,793,473

Egypt — 0.0%
Commercial International Bank Egypt SAE	423,208	848,814

Security	Shares	Value

Finland — 0.3%
Elisa OYJ	32,204	$1,781,045
Fortum OYJ	154,616	1,735,455
Kesko OYJ, Class B	86,900	2,149,312
Kone OYJ, Class B	76,639	3,502,512
Neste OYJ	134,700	6,926,447
Nokia OYJ	1,686,399	8,783,744
Nordea Bank Abp	972,471	9,588,530
Orion OYJ, Class B	27,418	1,308,867
Sampo OYJ, Class A	152,650	6,594,897
Stora Enso OYJ, Class R	201,732	3,119,924
UPM-Kymmene OYJ	170,155	5,392,171
Wartsila OYJ Abp	175,448	1,541,579

		52,424,483

France — 2.7%
Accor SA(a)	71,958	1,867,231
Aeroports de Paris(a)	5,652	780,947
Air Liquide SA	164,605	22,630,285
Airbus SE	182,889	19,719,400
Alstom SA(b)	93,316	2,217,719
Amundi SA(c)	12,544	681,074
ArcelorMittal SA	186,516	4,602,083
Arkema SA	26,955	2,553,597
AXA SA	553,747	12,759,720
BioMerieux	10,445	1,130,539
BNP Paribas SA	338,194	15,978,750
Bollore SE	77,745	392,524
Bouygues SA(b)	82,656	2,498,669
Bureau Veritas SA	30,201	832,962
Capgemini SE	54,505	10,396,111
Carrefour SA	199,272	3,396,002
Cie Generale des Etablissements Michelin SCA	236,048	6,605,700
Cie. de Saint-Gobain	166,937	7,784,242
Covivio	9,045	572,038
Credit Agricole SA	352,094	3,244,134
Danone SA	190,587	10,508,806
Dassault Systemes SE	164,019	7,035,049
Edenred	92,551	4,750,689
Eiffage SA(b)	15,205	1,426,822
Electricite de France SA	147,922	1,796,402
Engie SA	574,822	7,111,892
EssilorLuxottica SA	90,943	14,258,256
Eurazeo SE	3,235	231,068
Eurofins Scientific SE	31,663	2,468,396
Gecina SA	5,927	607,699
Getlink SE	204,214	4,087,205
Hermes International	9,873	13,545,201
Ipsen SA	10,773	1,089,766
Kering SA	23,450	13,424,913
Klepierre SA	40,707	904,511
La Francaise des Jeux SAEM(c)	29,576	1,056,396
Legrand SA	89,851	7,355,977
L’Oreal SA	75,914	28,699,843
LVMH Moet Hennessy Louis Vuitton SE	84,581	58,729,155
Orange SA	434,726	4,442,218
Pernod Ricard SA	68,150	13,387,682
Publicis Groupe SA	85,528	4,551,402
Remy Cointreau SA	4,015	793,192
Renault SA(a)	68,412	2,022,558
Safran SA	103,166	11,339,546
Sanofi	350,317	34,812,234

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Sartorius Stedim Biotech	7,176	$2,870,682
Schneider Electric SE	174,389	24,118,666
SEB SA	5,107	429,960
Societe Generale SA	231,568	5,188,603
Sodexo SA	14,360	1,166,801
Teleperformance	12,730	4,256,924
Thales SA	26,854	3,339,553
TotalEnergies SE	772,179	39,440,860
Ubisoft Entertainment SA(a)	32,599	1,387,883
Unibail-Rodamco-Westfield(a)(b)	39,422	2,238,568
Valeo	79,102	1,699,113
Veolia Environnement SA	223,668	5,594,125
Vinci SA	160,531	15,388,300
Vivendi SE	240,478	2,282,938
Wendel SE	16,579	1,525,925
Worldline SA/France(a)(c)	76,834	3,391,309

		485,400,815

Germany — 1.7%
adidas AG	53,921	9,327,873
Allianz SE, Registered	121,672	22,096,376
Aroundtown SA(b)	279,398	896,039
BASF SE	281,107	12,527,582
Bayer AG, Registered	303,464	17,701,127
Bayerische Motoren Werke AG	109,179	8,921,379
Bechtle AG	27,051	1,251,213
Beiersdorf AG	28,546	2,943,798
Brenntag SE	30,873	2,168,677
Carl Zeiss Meditec AG, Bearer	10,635	1,552,070
Commerzbank AG(a)	336,310	2,304,103
Continental AG	33,989	2,421,415
Covestro AG(c)	66,717	2,250,056
Daimler Truck Holding AG(a)	137,773	3,764,641
Delivery Hero SE(a)(c)	49,807	2,403,006
Deutsche Bank AG, Registered	638,104	5,581,465
Deutsche Boerse AG	60,151	10,500,277
Deutsche Lufthansa AG, Registered(a)(b)	138,276	851,207
Deutsche Post AG, Registered	304,343	12,155,418
Deutsche Telekom AG, Registered	1,009,012	19,170,194
E.ON SE	710,927	6,390,594
Evonik Industries AG	44,116	940,980
Fresenius Medical Care AG & Co. KGaA	58,963	2,185,963
Fresenius SE & Co. KGaA	127,580	3,264,639
GEA Group AG	61,825	2,307,778
Hannover Rueck SE	12,410	1,760,322
HeidelbergCement AG	43,873	2,234,759
HelloFresh SE(a)	54,884	1,516,979
Henkel AG & Co. KGaA	35,670	2,249,164
Infineon Technologies AG	421,403	11,556,752
KION Group AG	15,807	720,998
Knorr-Bremse AG	14,044	836,679
LEG Immobilien SE	18,126	1,646,661
Mercedes-Benz Group AG	247,875	14,618,176
Merck KGaA	43,138	8,216,090
MTU Aero Engines AG	18,003	3,480,221
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	42,949	9,736,796
Nemetschek SE	21,863	1,463,653
Puma SE	34,809	2,350,435
QIAGEN NV(a)	55,502	2,781,581
Rational AG	1,032	719,351

Security	Shares	Value

Germany (continued)
Rheinmetall AG	13,203	$2,421,127
RWE AG	200,379	8,243,180
SAP SE	319,755	29,824,415
Scout24 SE(c)	28,719	1,641,822
Siemens AG, Registered	232,932	25,982,158
Siemens Healthineers AG(c)	64,719	3,316,436
Symrise AG	33,493	3,908,151
Telefonica Deutschland Holding AG	210,293	559,091
Uniper SE(b)	39,844	266,213
United Internet AG, Registered	24,593	647,808
Volkswagen AG	2,686	532,010
Vonovia SE	223,654	7,452,105
Zalando SE(a)(c)	68,976	1,941,889

		308,502,892

Greece — 0.0%
Hellenic Telecommunications Organization SA	56,482	972,504
JUMBO SA	65,225	1,011,300
OPAP SA	37,262	516,239

		2,500,043

Hong Kong — 0.8%
AIA Group Ltd.	3,747,600	37,650,801
Alibaba Pictures Group Ltd.(a)	3,820,000	325,949
BOC Hong Kong Holdings Ltd.	1,096,500	3,966,385
Budweiser Brewing Co. APAC Ltd.(c)	567,000	1,569,986
Chow Tai Fook Jewellery Group Ltd.	555,800	1,099,238
CK Asset Holdings Ltd.	653,516	4,626,715
CK Hutchison Holdings Ltd.	804,516	5,336,577
CK Infrastructure Holdings Ltd.	215,000	1,348,216
CLP Holdings Ltd.	513,500	4,354,259
ESR Group Ltd.(a)(c)	745,400	1,938,358
Futu Holdings Ltd., ADR(a)(b)	22,276	926,682
Galaxy Entertainment Group Ltd.	586,000	3,486,157
Hang Lung Properties Ltd.	610,000	1,112,941
Hang Seng Bank Ltd.	228,700	3,689,072
Henderson Land Development Co. Ltd.	299,003	1,040,873
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,345,500	1,216,965
HKT Trust & HKT Ltd., Class SS	1,215,000	1,702,355
Hong Kong & China Gas Co. Ltd.	3,778,040	3,990,110
Hong Kong Exchanges & Clearing Ltd.	357,000	16,382,885
Hongkong Land Holdings Ltd.(b)	365,600	1,900,411
Jardine Matheson Holdings Ltd.	58,100	3,068,599
Kingboard Laminates Holdings Ltd.	494,000	452,743
Link REIT	650,000	5,443,314
MTR Corp. Ltd.	432,500	2,290,306
New World Development Co. Ltd.	483,916	1,618,165
Nine Dragons Paper Holdings Ltd.	366,000	301,856
Orient Overseas International Ltd.	40,000	1,394,029
Power Assets Holdings Ltd.	450,000	2,946,485
Sands China Ltd.(a)	715,200	1,677,530
Sino Land Co. Ltd.	550,000	817,210
SITC International Holdings Co. Ltd.	441,000	1,501,572
Sun Hung Kai Properties Ltd.	429,500	5,126,998
Swire Pacific Ltd., Class A	136,000	774,536
Swire Properties Ltd.	195,800	466,538
Techtronic Industries Co. Ltd.	407,500	4,521,873
Vinda International Holdings Ltd.	204,000	541,841
WH Group Ltd.(c)	3,430,500	2,598,044
Wharf Real Estate Investment Co. Ltd.	476,200	2,119,665

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Xinyi Glass Holdings Ltd.	547,000	$1,078,866

		136,405,105

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	58,719	432,314
OTP Bank Nyrt	82,440	1,701,923
Richter Gedeon Nyrt	14,254	291,569

		2,425,806

India — 1.5%
Adani Enterprises Ltd.	88,206	2,869,934
Adani Green Energy Ltd.(a)	113,060	3,116,220
Adani Ports & Special Economic Zone Ltd.	191,696	1,852,882
Adani Power Ltd.(a)	228,935	913,174
Adani Total Gas Ltd.	86,659	3,428,110
Adani Transmission Ltd.(a)	88,206	3,476,396
Ambuja Cements Ltd.	124,367	589,911
Apollo Hospitals Enterprise Ltd.	36,341	1,939,571
Asian Paints Ltd.	138,671	5,858,134
Aurobindo Pharma Ltd.	116,547	806,121
Avenue Supermarts Ltd.(a)(c)	50,019	2,690,312
Axis Bank Ltd.	577,306	5,304,169
Bajaj Auto Ltd.	20,243	1,002,298
Bajaj Finance Ltd.	90,928	8,322,228
Bajaj Finserv Ltd.	14,311	2,732,808
Bandhan Bank Ltd.(c)	184,727	647,128
Bharat Electronics Ltd.	359,504	1,250,583
Bharat Forge Ltd.	59,083	547,640
Bharat Petroleum Corp. Ltd.	230,953	965,012
Bharti Airtel Ltd.(a)	785,662	6,737,240
Biocon Ltd.	133,312	518,111
Britannia Industries Ltd.	36,816	1,816,013
Cholamandalam Investment and Finance Co. Ltd.	150,203	1,334,389
Cipla Ltd.	164,158	2,029,279
Coal India Ltd.	251,707	672,403
Colgate-Palmolive India Ltd.	32,670	655,194
Container Corp. of India Ltd.	90,484	816,085
Dabur India Ltd.	179,025	1,322,446
Divi’s Laboratories Ltd.	46,737	2,267,202
DLF Ltd.	194,177	950,214
Dr. Reddy’s Laboratories Ltd.	41,253	2,134,600
Eicher Motors Ltd.	48,307	1,892,521
GAIL India Ltd.	451,947	837,858
Godrej Consumer Products Ltd.(a)	94,801	1,023,770
Godrej Properties Ltd.(a)	37,086	708,487
Grasim Industries Ltd.	92,757	1,849,211
Havells India Ltd.	78,137	1,236,382
HCL Technologies Ltd.	361,228	4,344,129
HDFC Life Insurance Co. Ltd.(c)	304,612	2,141,055
Hero MotoCorp Ltd.	39,259	1,401,661
Hindalco Industries Ltd.	458,430	2,412,822
Hindustan Unilever Ltd.	266,711	8,909,971
Housing Development Finance Corp. Ltd.	548,302	16,546,556
ICICI Bank Ltd.	1,412,389	14,689,912
ICICI Lombard General Insurance Co. Ltd.(c)	50,179	774,639
Indian Railway Catering & Tourism Corp. Ltd.	83,845	678,219
Indraprastha Gas Ltd.	104,676	458,779
Info Edge India Ltd.	28,092	1,543,540
Infosys Ltd.	1,053,183	20,659,471
InterGlobe Aviation Ltd.(a)(c)	39,590	938,769
ITC Ltd.	1,050,326	4,027,906

Security	Shares	Value

India (continued)
JSW Steel Ltd.	292,778	$2,332,048
Jubilant Foodworks Ltd.	133,601	932,666
Kotak Mahindra Bank Ltd.	198,495	4,558,614
Larsen & Toubro Infotech Ltd.(c)	14,120	847,529
Larsen & Toubro Ltd.	212,581	4,872,098
Lupin Ltd.	94,058	766,157
Mahindra & Mahindra Ltd.	259,766	3,832,849
Marico Ltd.	148,901	976,032
Maruti Suzuki India Ltd.	43,637	4,855,891
Mindtree Ltd.	22,539	976,418
Nestle India Ltd.	9,534	2,334,835
NTPC Ltd.	1,237,756	2,393,789
Oil & Natural Gas Corp. Ltd.	689,900	1,171,166
Page Industries Ltd.	1,783	1,102,668
PI Industries Ltd.	20,687	808,939
Pidilite Industries Ltd.	44,530	1,381,424
Piramal Enterprises Ltd.	34,329	770,396
Power Grid Corp. of India Ltd.	776,182	2,101,948
Reliance Industries Ltd.	904,758	28,775,216
Samvardhana Motherson International Ltd.	340,369	549,367
SBI Life Insurance Co. Ltd.(c)	149,703	2,452,376
Shree Cement Ltd.	3,284	852,360
Shriram Transport Finance Co. Ltd.	68,768	1,203,725
Siemens Ltd.	19,968	680,604
SRF Ltd.	48,864	1,504,346
State Bank of India	613,932	4,114,003
Sun Pharmaceutical Industries Ltd.	305,818	3,647,556
Tata Consultancy Services Ltd.	293,445	12,274,447
Tata Consumer Products Ltd.	210,744	2,163,977
Tata Elxsi Ltd.	11,103	1,223,897
Tata Motors Ltd.(a)	550,244	3,139,524
Tata Power Co. Ltd. (The)	486,301	1,369,025
Tata Steel Ltd.	2,398,680	3,264,764
Tech Mahindra Ltd.	213,352	2,837,030
Titan Co. Ltd.	116,192	3,460,394
Trent Ltd.	37,257	598,698
UltraTech Cement Ltd.	32,785	2,717,489
UPL Ltd.	177,005	1,660,579
Vedanta Ltd.	221,160	712,324
Wipro Ltd.	437,985	2,337,005
Yes Bank Ltd.(a)	1,743,745	329,836
Zomato Ltd.(a)	559,172	332,366

		275,857,840

Indonesia — 0.2%
Adaro Energy Indonesia Tbk PT	4,744,900	1,041,877
Adaro Minerals Indonesia Tbk PT(a)	3,210,500	400,309
Aneka Tambang Tbk	2,576,500	340,359
Astra International Tbk PT	7,726,300	3,299,887
Bank Central Asia Tbk PT	14,226,800	7,074,417
Bank Jago Tbk PT(a)	1,396,700	998,093
Bank Mandiri Persero Tbk PT	5,381,014	3,012,067
Bank Negara Indonesia Persero Tbk PT	3,474,288	1,843,859
Bank Rakyat Indonesia Persero Tbk PT	20,544,730	6,064,656
Barito Pacific Tbk PT	7,598,500	461,577
Charoen Pokphand Indonesia Tbk PT	2,851,145	1,076,448
Gudang Garam Tbk PT	125,300	235,274
Indah Kiat Pulp & Paper Tbk PT	682,500	349,987
Indofood Sukses Makmur Tbk PT	3,049,600	1,398,700
Kalbe Farma Tbk PT	8,902,700	972,822
Merdeka Copper Gold Tbk PT(a)	4,764,832	1,307,700

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Semen Indonesia Persero Tbk PT	1,576,000	$694,456
Sumber Alfaria Trijaya Tbk PT	5,609,700	710,168
Telkom Indonesia Persero Tbk PT	13,508,500	3,858,298
Unilever Indonesia Tbk PT	3,064,100	933,014
United Tractors Tbk PT	851,106	1,860,017

		37,933,985

Ireland — 0.6%
CRH PLC	267,370	10,260,094
Flutter Entertainment PLC, Class DI(a)	47,140	4,732,828
James Hardie Industries PLC	135,303	3,341,538
Kerry Group PLC, Class A	64,041	6,759,599
Kingspan Group PLC	28,810	1,864,816
Linde PLC	157,825	47,663,150
Seagate Technology Holdings PLC	66,450	5,314,671
Smurfit Kappa Group PLC	103,642	3,756,753
STERIS PLC	25,289	5,706,463
Trane Technologies PLC	75,616	11,114,796

		100,514,708

Israel — 0.2%
Azrieli Group Ltd.	10,219	819,124
Bank Hapoalim BM	207,863	1,937,284
Bank Leumi Le-Israel BM	273,349	2,657,939
Check Point Software Technologies Ltd.(a)	29,582	3,685,917
CyberArk Software Ltd.(a)(b)	11,340	1,475,674
Elbit Systems Ltd.(b)	9,213	2,125,747
ICL Group Ltd.	316,677	2,885,693
Isracard Ltd.	2	6
Israel Discount Bank Ltd., Class A	254,417	1,446,579
Kornit Digital Ltd.(a)	16,093	437,890
Mizrahi Tefahot Bank Ltd.	75,033	2,789,430
Nice Ltd.(a)	21,030	4,489,848
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	357,998	3,358,021
Tower Semiconductor Ltd.(a)	35,339	1,684,537
Wix.com Ltd.(a)(b)	17,393	1,031,927
ZIM Integrated Shipping Services Ltd.	25,155	1,253,222

		32,078,838

Italy — 0.5%
Amplifon SpA	32,817	1,085,197
Assicurazioni Generali SpA	304,638	4,554,230
Atlantia SpA	161,534	3,733,154
DiaSorin SpA	7,892	1,097,323
Enel SpA	2,433,240	12,266,606
Eni SpA	743,379	8,935,846
Ferrari NV	40,150	8,526,344
FinecoBank Banca Fineco SpA	157,701	1,959,902
Infrastrutture Wireless Italiane SpA(c)	45,609	479,276
Intesa Sanpaolo SpA	4,629,842	8,221,712
Mediobanca Banca di Credito Finanziario SpA	256,574	2,200,561
Moncler SpA	42,539	2,132,432
Nexi SpA(a)(c)	162,117	1,472,353
Poste Italiane SpA(c)	103,000	865,232
Prysmian SpA	53,729	1,708,415
Recordati Industria Chimica e Farmaceutica SpA	57,548	2,552,213
Snam SpA	730,054	3,663,070
Stellantis NV	638,587	9,170,270
Telecom Italia SpA/Milano(a)(b)	3,170,292	703,359
Tenaris SA	177,613	2,485,522
Terna - Rete Elettrica Nazionale	656,508	5,026,096

Security	Shares	Value

Italy (continued)
UniCredit SpA	643,808	$6,367,059

		89,206,172

Japan — 5.4%
Advantest Corp.	53,500	3,182,018
Aeon Co. Ltd.	185,200	3,734,912
AGC Inc.	58,300	2,125,223
Aisin Corp.	44,000	1,306,738
Ajinomoto Co. Inc.	138,600	3,647,394
Asahi Group Holdings Ltd.	135,500	4,710,839
Asahi Intecc Co. Ltd.	69,100	1,278,352
Asahi Kasei Corp.	427,200	3,427,171
Astellas Pharma Inc.	568,500	8,903,497
Azbil Corp.	28,300	851,919
Bandai Namco Holdings Inc.	57,300	4,476,414
Bridgestone Corp.	162,200	6,326,750
Brother Industries Ltd.	80,500	1,507,880
Canon Inc.	281,600	6,662,042
Capcom Co. Ltd.	56,900	1,581,679
Central Japan Railway Co.	38,500	4,508,230
Chubu Electric Power Co. Inc.	166,400	1,775,057
Chugai Pharmaceutical Co. Ltd.	206,900	5,812,397
Concordia Financial Group Ltd.	677,600	2,305,194
CyberAgent Inc.	119,900	1,196,410
Dai Nippon Printing Co. Ltd.	92,000	2,030,194
Daifuku Co. Ltd.	28,300	1,804,593
Dai-ichi Life Holdings Inc.	321,500	5,592,453
Daiichi Sankyo Co. Ltd.	540,500	14,331,197
Daikin Industries Ltd.	73,400	12,872,762
Daito Trust Construction Co. Ltd.	17,400	1,649,565
Daiwa House Industry Co. Ltd.	152,400	3,765,510
Daiwa House REIT Investment Corp.	903	2,173,336
Daiwa Securities Group Inc.	446,200	2,059,759
Denso Corp.	126,600	6,924,395
Dentsu Group Inc.	66,500	2,322,948
Disco Corp.	9,000	2,198,967
East Japan Railway Co.	77,600	4,051,260
Eisai Co. Ltd.	71,000	3,251,433
ENEOS Holdings Inc.	967,980	3,744,536
FANUC Corp.	59,800	10,313,136
Fast Retailing Co. Ltd.	16,800	10,173,917
Fuji Electric Co. Ltd.	40,700	1,838,251
FUJIFILM Holdings Corp.	111,300	6,357,681
Fujitsu Ltd.	57,900	7,762,210
GLP J-Reit	1,710	2,248,913
GMO Payment Gateway Inc.	14,200	1,180,061
Hakuhodo DY Holdings Inc.	66,300	681,938
Hamamatsu Photonics KK	53,700	2,440,175
Hankyu Hanshin Holdings Inc.	66,400	1,926,047
Hikari Tsushin Inc.	6,500	716,223
Hirose Electric Co. Ltd.	12,800	1,838,918
Hitachi Ltd.	281,100	14,231,543
Hitachi Metals Ltd.(a)	78,900	1,213,234
Honda Motor Co. Ltd.	475,800	12,193,411
Hoshizaki Corp.	31,200	930,759
Hoya Corp.	112,400	11,261,540
Hulic Co. Ltd.	124,800	1,000,907
Ibiden Co. Ltd.	36,500	1,077,171
Idemitsu Kosan Co. Ltd.	65,400	1,700,714
Iida Group Holdings Co. Ltd.	36,200	592,681
Inpex Corp.	319,800	3,665,475

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Isuzu Motors Ltd.	173,100	$1,898,665
Ito En Ltd.	22,300	1,050,805
ITOCHU Corp.	341,900	9,952,593
Itochu Techno-Solutions Corp.	33,500	897,790
Japan Exchange Group Inc.	144,500	2,297,656
Japan Metropolitan Fund Invest	2,328	1,897,066
Japan Post Bank Co. Ltd.(b)	245,700	1,965,516
Japan Post Holdings Co. Ltd.	856,800	6,168,815
Japan Post Insurance Co. Ltd.	50,200	811,626
Japan Real Estate Investment Corp.	361	1,743,255
Japan Tobacco Inc.	342,800	6,155,184
JFE Holdings Inc.	148,400	1,673,187
JSR Corp.	63,100	1,747,740
Kajima Corp.	224,400	2,561,683
Kakaku.com Inc.	47,400	928,407
Kansai Electric Power Co. Inc. (The)	237,500	2,407,948
Kao Corp.	158,700	6,902,560
KDDI Corp.	502,200	16,101,696
Keio Corp.	29,800	1,141,045
Keisei Electric Railway Co. Ltd.	43,200	1,184,407
Keyence Corp.	59,000	23,384,184
Kikkoman Corp.	44,300	2,626,756
Kintetsu Group Holdings Co. Ltd.	50,800	1,678,784
Kirin Holdings Co. Ltd.	248,100	4,080,836
Kobayashi Pharmaceutical Co. Ltd.	18,400	1,225,806
Kobe Bussan Co. Ltd.	45,000	1,282,732
Koei Tecmo Holdings Co. Ltd.	14,000	488,745
Koito Manufacturing Co. Ltd.	31,400	1,032,171
Komatsu Ltd.	263,300	6,087,067
Konami Group Corp.	28,100	1,660,863
Kose Corp.	9,700	865,840
Kubota Corp.	322,000	5,346,275
Kurita Water Industries Ltd.	27,200	1,103,220
Kyocera Corp.	106,300	5,909,096
Kyowa Kirin Co. Ltd.	80,900	1,907,236
Lasertec Corp.	22,700	3,249,960
Lixil Corp.	77,400	1,601,811
M3 Inc.	127,800	4,452,541
Makita Corp.	62,900	1,537,179
Marubeni Corp.	561,900	5,226,943
Mazda Motor Corp.	233,800	1,970,834
McDonald’s Holdings Co. Japan Ltd.	43,200	1,621,531
MEIJI Holdings Co. Ltd.	36,600	1,910,886
MINEBEA MITSUMI Inc.	123,200	2,216,137
MISUMI Group Inc.	98,500	2,450,513
Mitsubishi Chemical Group Corp.	367,800	2,068,333
Mitsubishi Corp.	377,100	11,207,139
Mitsubishi Electric Corp.	550,800	5,813,268
Mitsubishi Estate Co. Ltd.	326,700	4,852,020
Mitsubishi Heavy Industries Ltd.	90,900	3,375,341
Mitsubishi UFJ Financial Group Inc.	3,890,400	21,920,427
Mitsui & Co. Ltd.	446,100	9,841,975
Mitsui Chemicals Inc.	45,000	947,891
Mitsui Fudosan Co. Ltd.	248,500	5,553,829
Mitsui OSK Lines Ltd.	103,500	2,838,063
Mizuho Financial Group Inc.	727,490	8,676,317
MonotaRO Co. Ltd.	86,300	1,540,915
MS&AD Insurance Group Holdings Inc.	134,400	4,358,772
Murata Manufacturing Co. Ltd.	171,900	10,040,799
NEC Corp.	63,900	2,358,832

Security	Shares	Value

Japan (continued)
Nexon Co. Ltd.	146,400	$3,323,588
NGK Insulators Ltd.	79,500	1,162,785
Nidec Corp.	131,300	9,124,568
Nihon M&A Center Holdings Inc.	113,800	1,522,876
Nintendo Co. Ltd.	34,300	15,338,036
Nippon Building Fund Inc.	505	2,678,897
Nippon Express Holdings Inc.	16,900	1,009,866
Nippon Paint Holdings Co. Ltd.	253,700	1,939,327
Nippon Prologis REIT Inc.	833	2,166,221
Nippon Sanso Holdings Corp.	55,200	930,820
Nippon Shinyaku Co. Ltd.	16,400	1,015,022
Nippon Steel Corp.	254,234	3,783,060
Nippon Telegraph & Telephone Corp.	371,500	10,612,016
Nippon Yusen KK	47,200	3,707,622
Nissan Chemical Corp.	38,200	1,953,285
Nissan Motor Co. Ltd.	697,700	2,653,256
Nisshin Seifun Group Inc.	71,500	880,125
Nissin Foods Holdings Co. Ltd.	25,300	1,832,380
Nitori Holdings Co. Ltd.	24,100	2,549,746
Nitto Denko Corp.	38,300	2,466,339
Nomura Holdings Inc.	975,700	3,722,794
Nomura Real Estate Holdings Inc.	26,300	638,021
Nomura Real Estate Master Fund Inc.	1,365	1,710,059
Nomura Research Institute Ltd.	98,400	2,956,359
NTT Data Corp.	178,300	2,698,570
Obayashi Corp.	341,700	2,513,011
Obic Co. Ltd.	18,800	3,005,549
Odakyu Electric Railway Co. Ltd.	78,200	1,121,577
Oji Holdings Corp.	194,000	808,816
Olympus Corp.	355,800	7,614,887
Omron Corp.	46,800	2,617,430
Ono Pharmaceutical Co. Ltd.	115,700	3,253,357
Open House Group Co. Ltd.	28,800	1,256,406
Oracle Corp. Japan	13,700	854,444
Oriental Land Co. Ltd./Japan	57,800	8,775,699
ORIX Corp.	377,700	6,731,301
Osaka Gas Co. Ltd.	119,600	2,150,180
Otsuka Corp.	30,800	960,519
Otsuka Holdings Co. Ltd.	119,700	4,276,037
Pan Pacific International Holdings Corp.	117,900	1,835,758
Panasonic Holdings Corp.	680,400	5,617,475
Persol Holdings Co. Ltd.	64,000	1,324,914
Rakuten Group Inc.	260,500	1,291,438
Recruit Holdings Co. Ltd.	426,300	15,932,123
Renesas Electronics Corp.(a)	367,400	3,499,429
Resona Holdings Inc.	669,000	2,599,899
Ricoh Co. Ltd.	195,100	1,569,201
Rohm Co. Ltd.	24,800	1,840,423
SBI Holdings Inc/Japan	75,630	1,534,338
SCSK Corp.	53,300	938,626
Secom Co. Ltd.	56,500	3,773,639
Seiko Epson Corp.	85,400	1,282,936
Sekisui Chemical Co. Ltd.	129,800	1,826,216
Sekisui House Ltd.	157,400	2,787,774
Seven & i Holdings Co. Ltd.	223,700	9,118,058
SG Holdings Co. Ltd.	96,900	1,849,291
Sharp Corp./Japan(b)	53,700	432,231
Shimadzu Corp.	75,900	2,700,441
Shimano Inc.	20,000	3,340,924
Shimizu Corp.	141,500	802,113

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shin-Etsu Chemical Co. Ltd.	116,600	$14,935,787
Shionogi & Co. Ltd.	78,700	4,036,637
Shiseido Co. Ltd.	120,100	4,940,099
Shizuoka Bank Ltd. (The)	286,700	1,734,941
SMC Corp.	16,300	8,033,231
SoftBank Corp.	873,600	10,100,783
SoftBank Group Corp.	353,700	14,857,796
Sompo Holdings Inc.	79,400	3,543,718
Sony Group Corp.	379,700	32,209,157
Square Enix Holdings Co. Ltd.	25,100	1,164,635
Subaru Corp.	175,100	3,046,898
SUMCO Corp.	102,000	1,427,257
Sumitomo Chemical Co. Ltd.	423,700	1,665,111
Sumitomo Corp.	363,800	5,115,010
Sumitomo Electric Industries Ltd.	227,600	2,537,464
Sumitomo Metal Mining Co. Ltd.	71,400	2,245,088
Sumitomo Mitsui Financial Group Inc.	374,800	11,758,259
Sumitomo Mitsui Trust Holdings Inc.	102,208	3,357,456
Sumitomo Realty & Development Co. Ltd.	80,300	2,217,329
Suntory Beverage & Food Ltd.	41,700	1,645,375
Suzuki Motor Corp.	112,100	3,674,563
Sysmex Corp.	47,400	3,318,561
T&D Holdings Inc.	179,500	2,031,588
Taisei Corp.	87,500	2,791,845
Takeda Pharmaceutical Co. Ltd.	470,934	13,817,294
TDK Corp.	115,300	3,631,333
Terumo Corp.	198,800	6,787,746
TIS Inc.	79,300	2,248,482
Tobu Railway Co. Ltd.	63,900	1,517,298
Toho Co. Ltd./Tokyo	47,800	1,898,174
Tokio Marine Holdings Inc.	187,600	10,982,089
Tokyo Electric Power Co. Holdings Inc.(a)	484,200	1,905,503
Tokyo Electron Ltd.	44,100	15,178,931
Tokyo Gas Co. Ltd.	121,800	2,392,263
Tokyu Corp.	146,100	1,791,416
Toppan Inc.	95,700	1,628,379
Toray Industries Inc.	448,400	2,456,038
Toshiba Corp.	117,600	4,770,741
Tosoh Corp.	64,600	842,074
TOTO Ltd.	37,700	1,284,132
Toyota Industries Corp.	35,600	2,167,664
Toyota Motor Corp.	3,239,600	52,582,025
Toyota Tsusho Corp.	56,400	1,924,900
Trend Micro Inc/Japan	39,700	2,307,134
Unicharm Corp.	124,400	4,506,046
USS Co. Ltd.	108,300	2,125,119
Welcia Holdings Co. Ltd.	33,600	750,453
West Japan Railway Co.	57,400	2,108,343
Yakult Honsha Co. Ltd.	40,500	2,466,429
Yamaha Corp.	38,200	1,629,385
Yamaha Motor Co. Ltd.	76,900	1,485,487
Yamato Holdings Co. Ltd.	71,800	1,256,428
Yaskawa Electric Corp.	69,100	2,420,151
Yokogawa Electric Corp.	75,900	1,345,955
Z Holdings Corp.	761,100	2,689,909
ZOZO Inc.	39,200	846,786

		975,582,233

Kuwait — 0.1%
Agility Public Warehousing Co. KSC	651,867	1,903,044
Boubyan Bank KSCP	1,402,540	3,788,299

Security	Shares	Value

Kuwait (continued)
Kuwait Finance House KSCP	1,583,005	$4,597,887
Mabanee Co. KPSC	358,036	956,582
Mobile Telecommunications Co. KSCP	1,483,686	2,939,421
National Bank of Kuwait SAKP	1,572,256	5,490,674

		19,675,907

Malaysia — 0.2%
Axiata Group Bhd	352,300	227,191
CIMB Group Holdings Bhd	1,986,200	2,326,962
Dialog Group Bhd	1,924,500	956,795
DiGi.Com Bhd(b)	1,991,600	1,626,409
Genting Bhd	1,355,500	1,442,906
Genting Malaysia Bhd	423,900	278,702
Hartalega Holdings Bhd(b)	480,900	296,072
Hong Leong Bank Bhd	300,100	1,416,020
Hong Leong Financial Group Bhd	450,800	1,975,427
IHH Healthcare Bhd	1,496,400	2,151,635
Kuala Lumpur Kepong Bhd	81,700	402,396
Malayan Banking Bhd	811,700	1,616,675
Malaysia Airports Holdings Bhd(a)	557,100	782,691
Maxis Bhd(b)	1,360,000	1,122,527
MISC Bhd	423,300	686,477
Petronas Chemicals Group Bhd	600,100	1,198,787
Petronas Gas Bhd	524,300	2,020,666
PPB Group Bhd	183,900	672,709
Press Metal Aluminium Holdings Bhd	1,669,800	1,827,389
Public Bank Bhd	3,739,150	3,901,074
Sime Darby Plantation Bhd	332,500	325,824
Telekom Malaysia Bhd	462,400	590,995
Tenaga Nasional Bhd	750,800	1,393,463
Top Glove Corp. Bhd(a)	1,424,100	309,106

		29,548,898

Mexico — 0.2%
America Movil SAB de CV, Series L, NVS	9,714,400	9,244,775
Cemex SAB de CV, NVS(a)	5,820,954	2,350,026
Coca-Cola Femsa SAB de CV	43,900	265,784
Fibra Uno Administracion SA de CV	606,100	618,721
Fomento Economico Mexicano SAB de CV	662,000	4,125,180
Gruma SAB de CV, Class B(b)	42,590	529,599
Grupo Aeroportuario del Pacifico SAB de CV, Class B	89,300	1,210,788
Grupo Aeroportuario del Sureste SAB de CV, Class B	45,435	855,855
Grupo Bimbo SAB de CV, Series A(b)	348,300	1,230,852
Grupo Carso SAB de CV, Series A1	55,500	216,468
Grupo Financiero Banorte SAB de CV, Class O	860,700	4,897,235
Grupo Financiero Inbursa SAB de CV, Class O(a)	447,000	823,153
Grupo Mexico SAB de CV, Series B	1,150,228	4,547,761
Grupo Televisa SAB, CPO(b)	902,800	1,423,364
Industrias Penoles SAB de CV	32,305	324,991
Kimberly-Clark de Mexico SAB de CV, Class A	259,300	381,849
Orbia Advance Corp. SAB de CV	692,423	1,527,132
Wal-Mart de Mexico SAB de CV	1,684,300	6,100,842

		40,674,375

Netherlands — 1.2%
ABN AMRO Bank NV, CVA(c)	106,174	1,082,751
Adyen NV(a)(c)	6,147	11,057,050
Aegon NV	625,337	2,746,608
AerCap Holdings NV(a)(b)	32,803	1,471,543
Akzo Nobel NV	64,024	4,308,846
Argenx SE(a)	14,657	5,354,223
ASM International NV	14,140	4,343,407

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
ASML Holding NV	124,533	$71,576,323
Davide Campari-Milano NV	263,856	2,929,292
Euronext NV(c)	16,841	1,372,180
EXOR NV	19,468	1,369,232
Heineken Holding NV	14,162	1,119,064
Heineken NV	81,034	7,988,883
IMCD NV	15,620	2,501,525
ING Groep NV	1,175,201	11,415,696
Just Eat Takeaway.com NV(a)(c)	52,958	970,681
Koninklijke Ahold Delhaize NV	325,774	8,971,400
Koninklijke DSM NV	57,880	9,269,427
Koninklijke KPN NV	1,121,725	3,700,560
Koninklijke Philips NV	273,968	5,670,110
NN Group NV	89,606	4,204,528
NXP Semiconductors NV	83,459	15,346,441
OCI NV	25,474	884,372
Prosus NV, Class N	261,996	17,091,306
Randstad NV	21,540	1,088,696
Universal Music Group NV	233,861	5,293,794
Wolters Kluwer NV	87,810	9,536,364

		212,664,302

New Zealand — 0.1%
Auckland International Airport Ltd.(a)	586,164	2,752,447
Fisher & Paykel Healthcare Corp. Ltd.	203,546	2,721,944
Meridian Energy Ltd.	316,447	993,088
Spark New Zealand Ltd.	261,830	841,934
Xero Ltd.(a)	42,194	2,779,685

		10,089,098

Norway — 0.2%
Adevinta ASA(a)	79,094	601,459
Aker BP ASA	98,215	3,412,612
DNB Bank ASA	297,533	5,869,067
Equinor ASA	319,905	12,317,585
Gjensidige Forsikring ASA	33,914	709,337
Kongsberg Gruppen ASA	29,882	1,101,114
Mowi ASA	107,419	2,478,703
Norsk Hydro ASA	340,750	2,308,660
Orkla ASA	278,767	2,406,392
Salmar ASA	11,118	796,368
Telenor ASA	242,555	2,945,624
Yara International ASA	66,934	2,852,549

		37,799,470

Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR	88,493	481,402
Credicorp Ltd.	20,062	2,596,023
Southern Copper Corp.	22,859	1,138,378

		4,215,803

Philippines — 0.1%
Aboitiz Equity Ventures Inc.	1,011,360	1,046,575
ACEN Corp.	155,550	23,654
Ayala Corp.	51,850	583,954
Ayala Land Inc.	2,966,100	1,361,248
Bank of the Philippine Islands	866,444	1,462,468
BDO Unibank Inc.	1,106,975	2,402,914
GT Capital Holdings Inc.	7,390	60,832
JG Summit Holdings Inc.	576,359	538,386
Jollibee Foods Corp.	306,370	1,118,640
Metropolitan Bank & Trust Co.	620,320	547,166
PLDT Inc.	16,515	498,347

Security	Shares	Value

Philippines (continued)
SM Investments Corp.	70,920	$998,644
SM Prime Holdings Inc.	4,888,125	3,248,523

		13,891,351

Poland — 0.1%
Allegro.eu SA (a)(c)	88,756	482,736
Bank Polska Kasa Opieki SA	72,005	1,140,423
CD Projekt SA	16,970	333,718
Cyfrowy Polsat SA	247,771	1,067,957
Dino Polska SA(a)(c)	10,406	813,642
KGHM Polska Miedz SA	64,069	1,606,064
LPP SA	271	580,605
Orange Polska SA	48,756	63,269
Polski Koncern Naftowy ORLEN SA	91,082	1,487,818
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	404,172	603,954
Powszechna Kasa Oszczednosci Bank Polski SA(a)	343,056	1,941,522
Powszechny Zaklad Ubezpieczen SA	117,028	766,629

		10,888,337

Portugal — 0.0%
EDP - Energias de Portugal SA	1,103,831	5,584,174
Galp Energia SGPS SA	131,096	1,383,794
Jeronimo Martins SGPS SA	98,965	2,290,737

		9,258,705

Qatar — 0.1%
Industries Qatar QSC	354,590	1,651,613
Masraf Al Rayan QSC	4,019,792	4,814,193
Mesaieed Petrochemical Holding Co.	1,233,545	917,614
Ooredoo QPSC	726,047	1,842,623
Qatar Islamic Bank SAQ	261,032	1,823,108
Qatar National Bank QPSC	1,323,402	7,251,795

		18,300,946

Russia — 0.0%
Alrosa PJSC(d)	472,000	76
Gazprom PJSC(a)(d)	3,457,370	554
Inter RAO UES PJSC(d)	11,798,500	1,891
LUKOIL PJSC(a)(d)	127,513	20
Magnit PJSC(d)	16,753	3
Magnit PJSC, GDR(d)	3	—
MMC Norilsk Nickel PJSC(d)	19,665	3
Mobile TeleSystems PJSC(d)	482,206	77
Moscow Exchange MICEX-Rates PJSC(a)(d)	490,370	79
Novatek PJSC, GDR(d)	29,074	291
Novolipetsk Steel PJSC(d)	316,690	51
PhosAgro PJSC(a)(d)	511	5
PhosAgro PJSC, GDR(d)	79,410	794
Polymetal International PLC(d)	71,803	11
Polyus PJSC(d)	9,781	2
Rosneft Oil Co. PJSC(d)	352,530	56
Sberbank of Russia PJSC(a)(d)	2,557,600	410
Severstal PAO(a)(d)	47,814	8
Surgutneftegas PJSC(d)	2,443,710	392
Tatneft PJSC(d)	397,511	64
TCS Group Holding PLC, GDR(a)(d)	35,279	6
X5 Retail Group NV, GDR(d)	24,002	4
Yandex NV(a)(d)	90,278	14

		4,811

Saudi Arabia — 0.5%
ACWA Power Co.	15,722	735,161
Al Rajhi Bank	574,485	13,842,287
Alinma Bank	652,991	6,661,992

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Almarai Co. JSC	135,991	$1,896,903
Arab National Bank	106,001	876,680
Bank AlBilad(a)	103,488	1,370,663
Bank Al-Jazira	492,861	3,472,719
Banque Saudi Fransi	279,392	3,829,895
Bupa Arabia for Cooperative Insurance Co.	9,434	405,110
Dar Al Arkan Real Estate Development Co.(a)	104,934	354,404
Dr Sulaiman Al Habib Medical Services Group Co.	16,228	890,386
Etihad Etisalat Co.	113,443	1,145,447
Rabigh Refining & Petrochemical Co.(a)	98,036	487,032
Riyad Bank	606,342	5,904,221
SABIC Agri-Nutrients Co.	85,273	3,043,040
Sahara International Petrochemical Co.	107,561	1,372,800
Saudi Arabian Mining Co.(a)	224,342	3,411,329
Saudi Arabian Oil Co.(c)	546,992	5,845,932
Saudi Basic Industries Corp.	200,874	5,351,953
Saudi British Bank (The)	188,255	2,119,320
Saudi Electricity Co.	541,637	3,584,471
Saudi Industrial Investment Group	37,190	277,636
Saudi Investment Bank (The)	79,397	445,062
Saudi Kayan Petrochemical Co.(a)	167,831	682,175
Saudi National Bank (The)	742,247	13,933,267
Saudi Research & Media Group(a)	7,570	391,544
Saudi Telecom Co.	182,576	4,909,212
Savola Group (The)	56,665	504,070
Yanbu National Petrochemical Co.	23,046	306,425

		88,051,136

Singapore — 0.3%
Ascendas Real Estate Investment Trust	1,628,179	3,504,588
BOC Aviation Ltd.(b)(c)	70,100	596,594
CapitaLand Integrated Commercial Trust	2,426,932	3,833,873
Capitaland Investment Ltd/Singapore	1,601,600	4,557,077
City Developments Ltd.	111,500	626,433
DBS Group Holdings Ltd.	474,400	10,825,024
Genting Singapore Ltd.	3,084,000	1,801,173
Grab Holdings Ltd., Class A(a)(b)	316,845	934,693
Keppel Corp. Ltd.	675,100	3,372,923
Mapletree Commercial Trust	546,400	752,651
Mapletree Logistics Trust(b)	686,945	876,743
Oversea-Chinese Banking Corp. Ltd.(b)	789,900	6,694,163
Sea Ltd., ADR(a)(b)	110,120	8,404,358
Singapore Airlines Ltd.(a)	376,400	1,489,095
Singapore Exchange Ltd.	64,300	460,940
Singapore Technologies Engineering Ltd.	490,300	1,429,597
Singapore Telecommunications Ltd.	2,198,200	4,156,956
United Overseas Bank Ltd.	271,400	5,414,792
UOL Group Ltd.	86,200	465,728
Venture Corp. Ltd.	95,900	1,221,787
Wilmar International Ltd.	425,000	1,238,410

		62,657,598

South Africa — 0.4%
Absa Group Ltd.	144,895	1,484,810
Anglo American Platinum Ltd.	13,615	1,044,414
AngloGold Ashanti Ltd.	109,059	1,607,435
Aspen Pharmacare Holdings Ltd.	105,329	923,127
Bid Corp. Ltd.	149,815	2,758,327
Bidvest Group Ltd. (The)	85,142	1,095,166
Capitec Bank Holdings Ltd.	28,684	3,447,121
Clicks Group Ltd.	54,661	920,258

Security	Shares	Value

South Africa (continued)
Discovery Ltd.(a)	94,243	$728,266
Exxaro Resources Ltd.	51,288	623,417
FirstRand Ltd.	1,275,926	5,047,273
Foschini Group Ltd. (The)	60,120	438,927
Gold Fields Ltd.	320,679	2,965,929
Growthpoint Properties Ltd.	2,113,461	1,723,068
Harmony Gold Mining Co. Ltd.	156,764	500,771
Impala Platinum Holdings Ltd.	267,050	2,960,920
Kumba Iron Ore Ltd.	15,618	465,427
Mr. Price Group Ltd.	128,846	1,402,881
MTN Group Ltd.	561,947	4,716,300
MultiChoice Group	178,428	1,277,768
Naspers Ltd., Class N	70,223	9,921,556
Nedbank Group Ltd.	183,232	2,395,163
NEPI Rockcastle S.A.	95,819	528,560
Northam Platinum Holdings Ltd.(a)	128,645	1,365,557
Old Mutual Ltd.	1,747,871	1,192,199
Reinet Investments SCA	31,273	543,740
Remgro Ltd.	71,193	586,245
Sanlam Ltd.	1,007,755	3,309,631
Sasol Ltd.(a)	188,914	3,968,473
Shoprite Holdings Ltd.	121,530	1,644,300
Sibanye Stillwater Ltd.	742,528	1,824,049
Standard Bank Group Ltd.	413,822	3,986,824
Vodacom Group Ltd.	119,982	996,883
Woolworths Holdings Ltd.	458,074	1,461,018

		69,855,803

South Korea — 1.2%
Alteogen Inc.(a)	10,281	518,426
Amorepacific Corp.(b)	12,062	1,200,404
AMOREPACIFIC Group	14,069	400,353
BGF retail Co. Ltd.	4,415	615,066
Celltrion Healthcare Co. Ltd.	24,815	1,385,731
Celltrion Inc.	31,715	4,643,249
CJ CheilJedang Corp.	4,400	1,326,222
CJ Corp.	14,904	915,830
CJ ENM Co. Ltd.	6,492	509,231
CJ Logistics Corp.(a)	999	89,657
Coway Co. Ltd.	22,879	1,128,652
DB Insurance Co. Ltd.	8,850	411,881
Doosan Enerbility Co. Ltd.	122,812	1,781,750
Ecopro BM Co. Ltd.(b)	15,620	1,444,423
GS Engineering & Construction Corp.	42,853	985,162
Hana Financial Group Inc.	115,041	3,296,671
Hankook Tire & Technology Co. Ltd.	37,144	995,668
Hanmi Pharm Co. Ltd.	2,917	695,200
Hanwha Solutions Corp.(a)	36,598	1,236,476
HD Hyundai Co. Ltd.	28,857	1,265,363
HLB Inc.(a)(b)	38,047	1,233,634
HMM Co. Ltd.(b)	88,654	1,702,189
Hotel Shilla Co. Ltd.(b)	7,699	426,439
HYBE Co. Ltd.(a)	5,448	739,795
Hyundai Engineering & Construction Co. Ltd.	16,025	521,075
Hyundai Glovis Co. Ltd.	8,748	1,227,804
Hyundai Heavy Industries Co. Ltd.(a)	5,356	518,327
Hyundai Mobis Co. Ltd.	21,166	3,725,366
Hyundai Motor Co.	52,366	7,918,428
Hyundai Steel Co.	43,200	1,136,337
Iljin Materials Co. Ltd.	7,313	415,651
Kakao Corp.	89,398	5,162,402

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kakao Games Corp.(a)	11,437	$448,330
KakaoBank Corp.(a)	30,926	737,617
Kangwon Land Inc.(a)	26,358	526,864
KB Financial Group Inc.	117,656	4,375,854
Kia Corp.	82,558	5,168,740
Korea Aerospace Industries Ltd.	29,765	1,309,046
Korea Electric Power Corp.(a)	86,689	1,493,036
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	16,496	1,077,975
Korea Zinc Co. Ltd.	4,022	1,478,626
Korean Air Lines Co. Ltd.(a)	42,054	821,700
Krafton Inc.(a)	7,203	1,299,900
KT&G Corp.	38,351	2,417,226
Kumho Petrochemical Co. Ltd.	5,917	591,074
L&F Co. Ltd.(a)	8,238	1,457,758
LG Chem Ltd.	15,153	7,057,578
LG Corp.	32,404	2,022,519
LG Display Co. Ltd.	97,383	1,151,292
LG Electronics Inc.	36,787	2,683,329
LG Energy Solution(a)(b)	6,396	2,085,628
LG H&H Co. Ltd.	3,342	2,008,640
LG Innotek Co. Ltd.	4,287	1,201,987
LG Uplus Corp.	37,092	357,422
Lotte Chemical Corp.	6,931	943,013
Lotte Shopping Co. Ltd.	4,367	321,275
Mirae Asset Securities Co. Ltd.(b)	278,546	1,415,533
NAVER Corp.	39,068	7,815,212
NCSoft Corp.	5,338	1,533,550
Netmarble Corp.(c)	7,710	428,787
Orion Corp./Republic of Korea	12,966	1,003,780
Pearl Abyss Corp.(a)	9,872	406,706
POSCO Chemical Co. Ltd.	7,381	749,108
POSCO Holdings Inc.	22,213	4,148,452
Samsung Biologics Co. Ltd.(a)(c)	6,126	4,080,324
Samsung C&T Corp.	31,208	2,897,154
Samsung Electro-Mechanics Co. Ltd.	11,547	1,271,548
Samsung Electronics Co. Ltd.	1,446,470	68,468,862
Samsung Engineering Co. Ltd.(a)	41,262	624,560
Samsung Fire & Marine Insurance Co. Ltd.	13,951	2,119,463
Samsung Heavy Industries Co. Ltd.(a)	155,162	672,660
Samsung SDI Co. Ltd.	17,819	7,832,333
Samsung SDS Co. Ltd.	7,375	773,545
Seegene Inc.(b)	10,303	316,008
Shinhan Financial Group Co. Ltd.	122,204	3,365,401
SK Biopharmaceuticals Co. Ltd.(a)	8,590	516,438
SK Bioscience Co. Ltd.(a)	7,601	715,431
SK Chemicals Co. Ltd.(b)	3,504	284,071
SK Hynix Inc.	171,771	12,985,337
SK IE Technology Co. Ltd.(a)(c)	7,253	459,147
SK Inc.	11,120	1,886,191
SK Innovation Co. Ltd.(a)	17,371	2,516,593
SK Square Co. Ltd.(a)	24,144	795,011
SK Telecom Co. Ltd.	21,917	904,633
SKC Co. Ltd.	7,357	773,281
S-Oil Corp.	11,194	797,856
Woori Financial Group Inc.	114,669	1,052,281

		226,218,547

Spain — 0.6%
Acciona SA	4,498	925,556
ACS Actividades de Construccion y Servicios SA	84,204	2,024,067
Aena SME SA(a)(c)	16,895	2,137,042

Security	Shares	Value

Spain (continued)
Amadeus IT Group SA(a)	138,977	$8,103,777
Banco Bilbao Vizcaya Argentaria SA	1,943,163	8,805,772
Banco Santander SA	5,062,651	12,666,096
CaixaBank SA	1,302,855	3,912,127
Cellnex Telecom SA(c)	139,377	6,234,205
EDP Renovaveis SA	75,569	1,965,495
Enagas SA	14,013	276,598
Endesa SA	102,079	1,871,049
Ferrovial SA	188,888	5,058,066
Grifols SA(b)	104,923	1,530,997
Iberdrola SA	1,799,799	19,219,106
Iberdrola SA, NVS	49,994	532,939
Industria de Diseno Textil SA	329,187	7,994,950
Naturgy Energy Group SA	58,919	1,728,217
Red Electrica Corp. SA	116,669	2,293,757
Repsol SA	507,139	6,318,067
Siemens Gamesa Renewable Energy SA(a)	63,947	1,176,577
Telefonica SA	1,641,877	7,328,831

		102,103,291

Sweden — 0.8%
Alfa Laval AB	82,448	2,465,344
Assa Abloy AB, Class B	310,675	7,340,014
Atlas Copco AB, Class A	907,854	10,612,232
Atlas Copco AB, Class B	438,145	4,551,314
Boliden AB	100,150	3,346,900
Electrolux AB, Class B	99,644	1,437,247
Embracer Group AB(a)(b)	193,248	1,472,651
Epiroc AB, Class A	342,713	6,059,743
EQT AB	93,656	2,542,132
Essity AB, Class B	185,678	4,726,448
Evolution AB(c)	54,714	5,308,942
Fastighets AB Balder, Class B(a)	165,945	1,060,069
Getinge AB, Class B	72,994	1,647,177
H & M Hennes & Mauritz AB, Class B	232,509	2,974,845
Hexagon AB, Class B	674,471	7,941,587
Holmen AB, Class B	19,281	792,293
Husqvarna AB, Class B	103,301	823,281
Industrivarden AB, Class A	19,377	505,585
Industrivarden AB, Class C	43,052	1,110,752
Indutrade AB	63,110	1,483,309
Investment AB Latour, Class B	39,962	994,308
Investor AB, Class B	650,551	12,140,400
Kinnevik AB, Class B(a)	74,814	1,347,540
L E Lundbergforetagen AB, Class B	16,662	790,770
Lifco AB, Class B	67,452	1,313,020
Nibe Industrier AB, Class B	450,289	4,536,259
Sagax AB, Class B	53,178	1,370,508
Sandvik AB	361,056	6,652,883
Securitas AB, Class B	36,543	369,534
Sinch AB(a)(b)(c)	189,285	479,910
Skandinaviska Enskilda Banken AB, Class A	492,873	5,339,504
Skanska AB, Class B	70,581	1,204,108
SKF AB, Class B	147,186	2,477,058
Svenska Cellulosa AB SCA, Class B	175,757	2,569,493
Svenska Handelsbanken AB, Class A	344,780	3,100,231
Swedbank AB, Class A	276,194	3,825,330
Swedish Match AB	470,334	4,923,701
Swedish Orphan Biovitrum AB(a)	46,628	1,023,997
Tele2 AB, Class B	129,607	1,480,583
Telefonaktiebolaget LM Ericsson, Class B	908,775	6,912,364

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telia Co. AB	839,972	$3,103,148
Volvo AB, Class B	457,443	8,212,942
Volvo Car AB, Class B(a)(b)	164,462	1,224,547

		143,594,003

Switzerland — 2.7%
ABB Ltd., Registered	532,193	16,178,454
Adecco Group AG, Registered	53,866	1,897,538
Alcon Inc.	156,962	12,353,550
Bachem Holding AG, Class A	9,812	661,657
Baloise Holding AG, Registered	8,110	1,292,159
Barry Callebaut AG, Registered	707	1,566,473
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	372	4,113,822
Chocoladefabriken Lindt & Spruengli AG, Registered	12	1,383,865
Cie. Financiere Richemont SA, Class A, Registered	163,151	19,672,340
Clariant AG, Registered	42,921	804,148
Coca-Cola HBC AG, Class DI	75,742	1,864,132
Credit Suisse Group AG, Registered	689,774	4,012,116
EMS-Chemie Holding AG, Registered	1,756	1,394,413
Geberit AG, Registered	12,506	6,586,618
Givaudan SA, Registered	2,594	9,067,474
Holcim AG	154,134	7,227,134
Julius Baer Group Ltd.	84,646	4,377,048
Kuehne + Nagel International AG, Registered	17,806	4,795,536
Logitech International SA, Registered	52,347	2,945,155
Lonza Group AG, Registered	24,169	14,688,742
Nestle SA, Registered	855,354	104,804,192
Novartis AG, Registered	669,855	57,560,392
Partners Group Holding AG	6,675	7,287,404
Roche Holding AG, Bearer	8,072	3,290,669
Roche Holding AG, NVS	216,310	71,815,897
Schindler Holding AG, Participation Certificates, NVS	11,640	2,275,141
Schindler Holding AG, Registered	10,799	2,050,587
SGS SA, Registered	1,594	3,890,105
Siemens Energy AG(a)	123,204	2,047,341
Sika AG, Registered	45,211	11,171,071
Sonova Holding AG, Registered	18,087	6,514,608
STMicroelectronics NV	214,355	8,111,949
Straumann Holding AG	29,430	3,980,422
Swatch Group AG (The), Bearer	11,982	3,189,810
Swiss Life Holding AG, Registered	6,963	3,688,554
Swiss Prime Site AG, Registered	32,326	2,943,721
Swiss Re AG	91,234	6,845,907
Swisscom AG, Registered	8,600	4,649,481
TE Connectivity Ltd.	101,593	13,586,032
Temenos AG, Registered	24,230	1,923,196
UBS Group AG, Registered	1,111,625	18,164,311
VAT Group AG(c)	7,832	2,280,454
Vifor Pharma AG (a)	15,750	2,751,720
Zurich Insurance Group AG	46,825	20,440,439

		482,145,777

Taiwan — 1.6%
Accton Technology Corp.	180,000	1,502,257
Acer Inc.	1,635,000	1,240,520
Advantech Co. Ltd.	144,388	1,661,079
Airtac International Group	48,393	1,326,536
ASE Technology Holding Co. Ltd.	1,090,873	3,178,849
Asia Cement Corp.	372,000	516,190
ASMedia Technology Inc.	11,000	360,697

Security	Shares	Value

Taiwan (continued)
Asustek Computer Inc.	206,000	$1,943,328
AUO Corp.	2,556,000	1,147,745
Catcher Technology Co. Ltd.	155,000	885,271
Cathay Financial Holding Co. Ltd.	2,795,357	4,264,474
Chailease Holding Co. Ltd.	431,326	3,067,489
Chang Hwa Commercial Bank Ltd.	4,089,319	2,434,927
China Airlines Ltd.	815,000	622,756
China Development Financial Holding Corp.	5,209,000	2,254,928
China Steel Corp.	3,315,305	3,086,769
Chunghwa Telecom Co. Ltd.	1,128,140	4,577,563
CTBC Financial Holding Co. Ltd.	5,580,142	4,287,054
Delta Electronics Inc.	514,000	4,470,319
E Ink Holdings Inc.	313,000	2,059,160
E.Sun Financial Holding Co. Ltd.	4,949,126	4,562,044
Eclat Textile Co. Ltd.	65,000	888,715
eMemory Technology Inc.	21,000	834,803
Eva Airways Corp.(a)	729,000	836,457
Evergreen Marine Corp. Taiwan Ltd.	755,000	2,426,101
Far EasTone Telecommunications Co. Ltd.	796,000	2,006,933
Feng TAY Enterprise Co. Ltd.	112,800	631,919
First Financial Holding Co. Ltd.	3,157,018	2,851,681
Formosa Chemicals & Fibre Corp.	1,042,000	2,442,777
Formosa Plastics Corp.	1,273,160	3,926,846
Fubon Financial Holding Co. Ltd.	2,228,971	4,186,926
Giant Manufacturing Co. Ltd.	98,000	801,815
Globalwafers Co. Ltd.	71,000	1,075,531
Hon Hai Precision Industry Co. Ltd.	3,670,000	13,412,916
Hotai Motor Co. Ltd.	95,000	1,924,029
Hua Nan Financial Holdings Co. Ltd.	2,557,445	1,978,480
Innolux Corp.	2,971,000	1,028,950
Largan Precision Co. Ltd.	27,000	1,893,853
Lite-On Technology Corp.	680,000	1,492,051
MediaTek Inc.	450,000	10,368,035
Mega Financial Holding Co. Ltd.	3,068,287	3,634,733
Micro-Star International Co. Ltd.	269,000	1,064,944
momo.com Inc.	21,600	592,080
Nan Ya Plastics Corp.	2,029,830	4,574,453
Nan Ya Printed Circuit Board Corp.	86,000	696,751
Nanya Technology Corp.	331,000	581,514
Novatek Microelectronics Corp.	175,000	1,559,039
Parade Technologies Ltd.	25,000	941,459
Pegatron Corp.	450,000	936,804
Powerchip Semiconductor Manufacturing Corp.	873,000	1,034,810
President Chain Store Corp.	135,000	1,276,478
Quanta Computer Inc.	759,000	2,154,752
Realtek Semiconductor Corp.	153,000	1,759,460
Ruentex Development Co. Ltd.	436,000	801,064
Shanghai Commercial & Savings Bank Ltd. (The)	1,062,000	1,782,792
Silergy Corp.	100,000	1,871,437
SinoPac Financial Holdings Co. Ltd.	4,400,842	2,492,551
Taishin Financial Holding Co. Ltd.	5,236,225	2,756,358
Taiwan Cement Corp.	1,476,227	1,915,654
Taiwan Cooperative Financial Holding Co. Ltd.	3,375,561	3,094,836
Taiwan High Speed Rail Corp.	545,000	532,629
Taiwan Mobile Co. Ltd.	596,000	2,022,517
Taiwan Semiconductor Manufacturing Co. Ltd.	7,450,000	127,764,260
Unimicron Technology Corp.	388,000	2,069,862
Uni-President Enterprises Corp.	1,591,600	3,746,839
United Microelectronics Corp.	3,554,000	4,781,050
Vanguard International Semiconductor Corp.	314,000	756,281

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Voltronic Power Technology Corp.	21,000	$1,031,462
Walsin Lihwa Corp.	800,000	910,108
Wan Hai Lines Ltd.	234,600	842,970
Win Semiconductors Corp.	108,000	573,706
Winbond Electronics Corp.	1,113,000	866,494
Wiwynn Corp.	33,000	816,305
Yageo Corp.	133,000	1,535,625
Yang Ming Marine Transport Corp.	525,000	1,583,288
Yuanta Financial Holding Co. Ltd.	2,787,840	1,868,684
Zhen Ding Technology Holding Ltd.	198,000	749,955

		292,432,777

Thailand — 0.2%
Advanced Info Service PCL, NVDR	375,700	2,065,083
Airports of Thailand PCL, NVDR(a)	1,334,400	2,571,110
B Grimm Power PCL, NVDR(b)	416,300	432,556
Bangkok Dusit Medical Services PCL, NVDR	4,766,200	3,485,718
Bangkok Expressway & Metro PCL, NVDR	5,849,400	1,389,584
BTS Group Holdings PCL, NVDR(b)	3,170,400	746,920
Central Pattana PCL, NVDR(b)	1,209,300	2,106,414
Charoen Pokphand Foods PCL, NVDR	2,876,000	1,976,716
CP ALL PCL, NVDR	1,670,100	2,794,306
Delta Electronics Thailand PCL, NVDR	111,400	1,445,859
Electricity Generating PCL, NVDR	123,300	621,687
Energy Absolute PCL, NVDR(b)	724,300	1,609,144
Global Power Synergy PCL, NVDR(b)	327,200	606,951
Gulf Energy Development PCL, NVDR	1,171,256	1,517,395
Indorama Ventures PCL, NVDR	971,033	1,162,299
Intouch Holdings PCL, NVDR	821,200	1,577,568
Muangthai Capital PCL, NVDR	335,900	448,271
Osotspa PCL, NVDR	233,100	199,058
PTT Exploration & Production PCL, NVDR	437,100	1,965,221
PTT Global Chemical PCL, NVDR	696,200	845,488
PTT Public Company Ltd., NVDR	2,715,300	2,587,541
Ratch Group PCL, NVDR	686,800	715,485
Siam Cement PCL (The), NVDR	224,700	2,286,397
Srisawad Corp. PCL, NVDR(b)	332,800	457,800
True Corp. PCL, NVDR	4,442,800	576,368

		36,190,939

Turkey — 0.0%
Akbank TAS	942,208	453,842
Aselsan Elektronik Sanayi Ve Ticaret AS	469,404	582,249
BIM Birlesik Magazalar AS	223,724	1,150,056
Eregli Demir ve Celik Fabrikalari TAS	482,847	747,940
Turkcell Iletisim Hizmetleri AS	293,044	278,436
Turkiye Petrol Rafinerileri AS(a)	64,054	959,484
Turkiye Sise ve Cam Fabrikalari AS	781,702	952,013

		5,124,020

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	1,593,589	3,960,962
Abu Dhabi National Oil Co. for Distribution PJSC	746,802	870,837
Aldar Properties PJSC	2,083,804	2,783,787
Emaar Properties PJSC	1,790,840	2,687,500
Emirates NBD Bank PJSC	775,634	2,919,176
Emirates Telecommunications Group Co. PJSC	958,385	7,279,666
First Abu Dhabi Bank PJSC	1,218,773	6,450,351

		26,952,279

United Kingdom — 3.7%
3i Group PLC	348,060	5,408,068
abrdn PLC	778,001	1,577,337

Security	Shares	Value

United Kingdom (continued)
Admiral Group PLC	56,282	$1,315,399
Amcor PLC	492,649	6,379,805
Anglo American PLC	339,299	12,263,911
Antofagasta PLC	149,056	2,120,870
Ashtead Group PLC	149,631	8,422,685
Associated British Foods PLC	110,419	2,255,348
AstraZeneca PLC	472,071	62,096,789
Auto Trader Group PLC(c)	327,280	2,523,170
AVEVA Group PLC	42,394	1,226,480
Aviva PLC	730,118	3,535,833
BAE Systems PLC	1,021,910	9,604,664
Barclays PLC	4,856,878	9,303,654
Barratt Developments PLC	327,241	2,006,542
Berkeley Group Holdings PLC	49,365	2,558,265
BP PLC	6,121,690	29,961,140
British American Tobacco PLC	653,601	25,610,461
British Land Co. PLC (The)	353,765	2,127,096
BT Group PLC	2,268,421	4,478,595
Bunzl PLC	86,806	3,257,886
Burberry Group PLC	139,810	3,073,521
Clarivate PLC(a)(b)	108,799	1,576,498
CNH Industrial NV	358,880	4,623,328
Coca-Cola Europacific Partners PLC	67,799	3,669,282
Compass Group PLC	504,297	11,818,923
Croda International PLC	31,179	2,851,319
DCC PLC	28,526	1,862,443
Diageo PLC	687,823	32,583,452
Entain PLC(a)	189,850	2,793,653
Experian PLC	295,670	10,352,073
Ferguson PLC	73,195	9,207,835
GSK PLC	1,190,640	25,015,588
Haleon PLC(a)	1,488,301	5,288,737
Halma PLC	80,851	2,276,997
Hargreaves Lansdown PLC	93,715	970,209
Hikma Pharmaceuticals PLC	40,602	858,204
HSBC Holdings PLC	6,179,435	38,707,715
Imperial Brands PLC	289,692	6,360,573
Informa PLC(a)	350,503	2,549,083
InterContinental Hotels Group PLC	32,764	1,942,089
Intertek Group PLC	56,439	3,016,394
J Sainsbury PLC	688,996	1,858,615
JD Sports Fashion PLC	706,810	1,122,670
Johnson Matthey PLC	64,715	1,691,940
Kingfisher PLC	723,258	2,288,295
Land Securities Group PLC	268,409	2,398,511
Legal & General Group PLC	1,917,274	6,122,847
Lloyds Banking Group PLC	21,325,081	11,806,804
London Stock Exchange Group PLC	102,180	9,972,020
M&G PLC	685,998	1,788,192
Melrose Industries PLC	1,443,250	2,840,978
Mondi PLC	93,361	1,771,732
National Grid PLC	1,012,169	13,937,156
NatWest Group PLC	1,499,745	4,555,110
Next PLC	45,506	3,788,456
NMC Health PLC, NVS(d)	19,275	—
Ocado Group PLC(a)(b)	148,814	1,529,846
Pearson PLC	249,942	2,313,276
Persimmon PLC	102,387	2,361,680
Prudential PLC	789,107	9,733,150
Reckitt Benckiser Group PLC	213,943	17,353,929

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
RELX PLC	607,447	$17,986,166
Rentokil Initial PLC	508,983	3,360,794
Rolls-Royce Holdings PLC(a)	2,564,500	2,802,842
Royalty Pharma PLC, Class A	96,468	4,195,393
Sage Group PLC (The)	237,418	2,046,095
Schroders PLC	23,503	852,494
Segro PLC	300,318	4,017,648
Severn Trent PLC	103,148	3,708,359
Shell PLC	2,347,895	62,633,181
Smith & Nephew PLC	286,396	3,671,927
Smiths Group PLC	100,750	1,901,373
Spirax-Sarco Engineering PLC	19,327	2,819,982
SSE PLC	324,229	7,002,825
St. James’s Place PLC	252,452	3,792,099
Standard Chartered PLC	818,139	5,639,177
Taylor Wimpey PLC	1,205,864	1,876,901
Tesco PLC	2,209,509	7,086,195
Unilever PLC	783,340	38,150,920
United Utilities Group PLC	153,270	2,036,427
Vodafone Group PLC	8,127,260	11,976,795
Whitbread PLC	49,948	1,589,836
WPP PLC	400,533	4,322,706

		662,137,256

United States — 61.0%
3M Co.	174,487	24,993,518
A O Smith Corp.	35,294	2,233,051
Abbott Laboratories	540,890	58,870,468
AbbVie Inc.	540,022	77,498,557
Abiomed Inc.(a)	14,746	4,320,725
Accenture PLC, Class A	192,384	58,919,524
Activision Blizzard Inc.	237,280	18,970,536
Adobe Inc.(a)	143,718	58,941,626
Advance Auto Parts Inc.	21,295	4,123,138
Advanced Micro Devices Inc.(a)	500,814	47,311,899
AES Corp. (The)	221,118	4,913,242
Affirm Holdings Inc.(a)(b)	56,907	1,527,384
Aflac Inc.	203,710	11,672,583
Agilent Technologies Inc.	92,472	12,400,495
Air Products and Chemicals Inc.	67,982	16,875,172
Airbnb Inc., Class A(a)	98,033	10,879,702
Akamai Technologies Inc.(a)	53,428	5,140,842
Albemarle Corp.	37,081	9,059,259
Alcoa Corp.	54,563	2,776,711
Alexandria Real Estate Equities Inc.	38,460	6,375,899
Align Technology Inc.(a)	23,524	6,609,538
Alleghany Corp.(a)	4,486	3,756,935
Allegion PLC	24,727	2,613,644
Alliant Energy Corp.	85,268	5,195,379
Allstate Corp. (The)	86,047	10,064,918
Ally Financial Inc.	87,193	2,883,473
Alnylam Pharmaceuticals Inc.(a)	38,500	5,468,540
Alphabet Inc., Class A(a)	1,810,332	210,577,818
Alphabet Inc., Class C, NVS(a)	1,720,680	200,700,115
Altria Group Inc.	558,348	24,489,143
Amazon.com Inc.(a)	2,769,837	373,789,503
AMC Entertainment Holdings Inc., Class A(a)(b)	162,522	2,366,320
AMERCO	2,764	1,484,489
Ameren Corp.	82,467	7,679,327
American Electric Power Co. Inc.	154,782	15,255,314
American Express Co.	198,095	30,510,592

Security	Shares	Value

United States (continued)
American Financial Group Inc./OH	24,554	$3,282,379
American Homes 4 Rent, Class A	25,740	975,031
American International Group Inc.	261,635	13,544,844
American Tower Corp.	139,972	37,908,617
American Water Works Co. Inc.	59,778	9,291,892
Ameriprise Financial Inc.	35,194	9,499,564
AmerisourceBergen Corp.	50,593	7,383,036
AMETEK Inc.	75,159	9,282,136
Amgen Inc.	170,806	42,269,361
Amphenol Corp., Class A	191,304	14,755,278
Analog Devices Inc.	163,964	28,195,249
Annaly Capital Management Inc.	371,634	2,556,842
Ansys Inc.(a)	21,323	5,948,904
Aon PLC, Class A	66,844	19,454,278
APA Corp.	92,782	3,448,707
Apollo Global Management Inc.	117,483	6,708,279
Apple Inc.	4,939,315	802,688,081
Applied Materials Inc.	275,420	29,189,012
AppLovin Corp., Class A(a)(b)	34,203	1,215,575
Aptiv PLC(a)	84,887	8,903,797
Aramark	53,861	1,798,957
Arch Capital Group Ltd.	100,832	4,476,941
Archer-Daniels-Midland Co.	173,572	14,366,554
Arista Networks Inc.(a)	73,937	8,623,272
Arrow Electronics Inc.(a)	20,228	2,592,623
Arthur J Gallagher & Co.	54,155	9,693,203
Assurant Inc.(b)	13,665	2,402,034
AT&T Inc.	2,123,864	39,886,166
Atmos Energy Corp.	38,198	4,636,855
Autodesk Inc.(a)	69,068	14,940,790
Automatic Data Processing Inc.	130,651	31,502,569
AutoZone Inc.(a)	6,276	13,414,260
Avalara Inc.(a)	28,314	2,475,210
AvalonBay Communities Inc.	44,728	9,569,108
Avantor Inc.(a)	169,561	4,920,660
Avery Dennison Corp.	18,821	3,584,648
Baker Hughes Co.	274,661	7,056,041
Ball Corp.	102,756	7,544,346
Bank of America Corp.	2,184,524	73,858,756
Bank of New York Mellon Corp. (The)	242,695	10,547,525
Bath & Body Works Inc.	80,046	2,844,835
Baxter International Inc.	156,157	9,160,170
Becton Dickinson and Co.	89,543	21,876,250
Bentley Systems Inc., Class B(b)	56,011	2,218,036
Berkshire Hathaway Inc., Class B(a)	393,108	118,168,265
Best Buy Co. Inc.	65,706	5,058,705
Bill.com Holdings Inc.(a)(b)	28,040	3,787,643
Biogen Inc.(a)	45,315	9,745,444
BioMarin Pharmaceutical Inc.(a)	59,380	5,109,649
Bio-Rad Laboratories Inc., Class A(a)	7,500	4,224,450
Bio-Techne Corp.	10,961	4,223,054
Black Knight Inc.(a)	44,183	2,901,939
BlackRock Inc.(e)	47,401	31,719,801
Blackstone Inc., NVS	209,500	21,383,665
Block Inc.(a)(b)	155,008	11,789,908
Boeing Co. (The)(a)	170,280	27,127,307
Booking Holdings Inc.(a)	12,554	24,300,652
Booz Allen Hamilton Holding Corp.	44,840	4,303,743
BorgWarner Inc.	77,651	2,986,457
Boston Properties Inc.	50,404	4,594,829

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Boston Scientific Corp.(a)	449,276	$18,442,780
Bristol-Myers Squibb Co.	659,710	48,673,404
Broadcom Inc.	124,732	66,791,491
Broadridge Financial Solutions Inc.	30,127	4,836,890
Brown & Brown Inc.	79,317	5,163,537
Brown-Forman Corp., Class B	101,105	7,504,013
Bunge Ltd.	41,924	3,870,843
Burlington Stores Inc.(a)(b)	21,793	3,075,646
Cable One Inc.	1,597	2,198,558
Cadence Design Systems Inc.(a)	88,920	16,546,234
Caesars Entertainment Inc.(a)(b)	66,577	3,041,903
Camden Property Trust	31,216	4,404,578
Campbell Soup Co.	49,318	2,433,843
Capital One Financial Corp.	127,567	14,010,684
Cardinal Health Inc.	92,153	5,488,633
Carlyle Group Inc. (The)	45,798	1,782,000
CarMax Inc.(a)(b)	52,260	5,201,960
Carnival Corp.(a)	271,127	2,456,411
Carrier Global Corp.	265,933	10,778,264
Carvana Co., Class A(a)(b)	29,355	855,698
Catalent Inc.(a)	51,506	5,825,329
Caterpillar Inc.	165,071	32,725,326
Cboe Global Markets Inc.	37,883	4,674,005
CBRE Group Inc., Class A(a)	107,116	9,171,272
CDW Corp./DE	36,344	6,597,526
Celanese Corp.	35,673	4,191,934
Centene Corp.(a)	181,310	16,856,391
CenterPoint Energy Inc.	116,031	3,677,022
Ceridian HCM Holding Inc.(a)	41,924	2,296,177
CF Industries Holdings Inc.	66,916	6,389,809
CH Robinson Worldwide Inc.	40,508	4,484,236
Charles River Laboratories International Inc.(a)	14,277	3,576,960
Charles Schwab Corp. (The)	433,021	29,900,100
Charter Communications Inc., Class A(a)	37,362	16,144,120
Cheniere Energy Inc.	74,871	11,199,204
Chevron Corp.	587,259	96,181,279
Chewy Inc., Class A(a)(b)	29,493	1,144,623
Chipotle Mexican Grill Inc.(a)(b)	8,619	13,482,012
Chubb Ltd.	132,594	25,012,532
Church & Dwight Co. Inc.	81,018	7,127,153
Cigna Corp.	99,043	27,272,480
Cincinnati Financial Corp.	40,805	3,971,959
Cintas Corp.	24,930	10,607,466
Cisco Systems Inc.	1,272,239	57,721,483
Citigroup Inc.	570,794	29,624,209
Citizens Financial Group Inc.	137,028	5,202,953
Citrix Systems Inc.	38,398	3,893,941
Cleveland-Cliffs Inc.(a)(b)	155,915	2,761,255
Clorox Co. (The)	39,298	5,574,028
Cloudflare Inc., Class A(a)	78,650	3,957,668
CME Group Inc.	112,832	22,507,727
CMS Energy Corp.	92,931	6,387,148
Coca-Cola Co. (The)	1,239,987	79,569,966
Cognex Corp.	51,992	2,650,552
Cognizant Technology Solutions Corp., Class A	165,957	11,278,438
Coinbase Global Inc., Class A(a)(b)	34,013	2,141,458
Colgate-Palmolive Co.	231,225	18,206,656
Comcast Corp., Class A	1,369,118	51,369,307
Conagra Brands Inc.	161,836	5,536,410
ConocoPhillips	393,525	38,341,141

Security	Shares	Value

United States (continued)
Consolidated Edison Inc.	102,847	$10,209,622
Constellation Brands Inc., Class A	51,669	12,726,591
Constellation Energy Corp.	103,038	6,810,812
Cooper Companies Inc. (The)	11,771	3,849,117
Copart Inc.(a)	65,905	8,442,430
Corning Inc.	246,795	9,072,184
Corteva Inc.	229,688	13,218,544
CoStar Group Inc.(a)	125,342	9,098,576
Costco Wholesale Corp.	133,897	72,478,446
Coterra Energy Inc.	243,928	7,461,758
Coupa Software Inc.(a)	22,351	1,462,202
Crowdstrike Holdings Inc., Class A(a)	59,960	11,008,656
Crown Castle International Corp.	134,401	24,280,885
Crown Holdings Inc.	31,767	3,230,069
CSX Corp.	674,719	21,813,665
Cummins Inc.	45,565	10,083,990
CVS Health Corp.	401,701	38,434,752
Danaher Corp.	200,349	58,395,723
Darden Restaurants Inc.	40,951	5,097,990
Datadog Inc., Class A(a)	67,823	6,918,624
DaVita Inc.(a)	22,811	1,919,774
Deere & Co.	86,926	29,831,265
Dell Technologies Inc., Class C	79,698	3,591,192
Delta Air Lines Inc.(a)	50,800	1,615,440
DENTSPLY SIRONA Inc.	72,973	2,638,704
Devon Energy Corp.	196,920	12,376,422
Dexcom Inc.(a)	120,824	9,917,234
Diamondback Energy Inc.	50,099	6,413,674
Digital Realty Trust Inc.	88,239	11,687,256
Discover Financial Services	91,548	9,246,348
DISH Network Corp., Class A(a)	79,561	1,381,975
DocuSign Inc.(a)	61,037	3,905,147
Dollar General Corp.	73,092	18,158,246
Dollar Tree Inc.(a)	70,040	11,581,814
Dominion Energy Inc.	238,915	19,586,252
Domino’s Pizza Inc.	11,898	4,665,325
DoorDash Inc., Class A(a)	54,573	3,806,467
Dover Corp.	47,130	6,300,338
Dow Inc.	230,558	12,267,991
DR Horton Inc.	108,618	8,475,463
Dropbox Inc., Class A(a)	84,332	1,917,710
DTE Energy Co.	56,608	7,376,022
Duke Energy Corp.	232,445	25,552,679
Duke Realty Corp.	122,485	7,662,662
DuPont de Nemours Inc.	159,973	9,795,147
Dynatrace Inc.(a)	66,128	2,488,397
Eastman Chemical Co.	28,901	2,772,473
Eaton Corp. PLC	119,952	17,799,677
eBay Inc.	192,192	9,346,297
Ecolab Inc.	79,900	13,197,083
Edison International	117,851	7,986,762
Edwards Lifesciences Corp.(a)	196,642	19,770,387
Elanco Animal Health Inc.(a)(b)	113,193	2,293,290
Electronic Arts Inc.	87,338	11,461,366
Elevance Health Inc.	74,422	35,506,736
Eli Lilly & Co.	246,740	81,347,711
Emerson Electric Co.	189,920	17,106,094
Enphase Energy Inc.(a)	40,967	11,642,002
Entegris Inc.	40,233	4,421,607
Entergy Corp.	64,066	7,375,919

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
EOG Resources Inc.	168,073	$18,693,079
EPAM Systems Inc.(a)	17,041	5,951,569
EQT Corp.	100,684	4,433,117
Equifax Inc.	39,220	8,193,450
Equinix Inc.	27,778	19,548,490
Equitable Holdings Inc.	122,701	3,488,389
Equity LifeStyle Properties Inc.	40,457	2,974,399
Equity Residential	114,234	8,954,803
Erie Indemnity Co., Class A, NVS	7,660	1,557,738
Essential Utilities Inc.	77,134	4,006,340
Essex Property Trust Inc.	21,319	6,108,533
Estee Lauder Companies Inc. (The), Class A	72,338	19,755,508
Etsy Inc.(a)(b)	39,440	4,090,717
Everest Re Group Ltd.	13,787	3,603,232
Evergy Inc.	53,451	3,648,565
Eversource Energy	103,506	9,131,299
Exact Sciences Corp.(a)(b)	51,322	2,314,622
Exelon Corp.	309,237	14,376,428
Expedia Group Inc.(a)	44,263	4,694,091
Expeditors International of Washington Inc.	55,066	5,850,762
Extra Space Storage Inc.	43,553	8,254,165
Exxon Mobil Corp.	1,266,342	122,746,530
F5 Inc.(a)	19,917	3,333,309
FactSet Research Systems Inc.	9,459	4,064,343
Fair Isaac Corp.(a)	8,548	3,949,432
Fastenal Co.	184,154	9,458,149
FedEx Corp.	75,035	17,489,908
Fidelity National Financial Inc.	87,600	3,500,496
Fidelity National Information Services Inc.	182,022	18,595,368
Fifth Third Bancorp	220,680	7,529,602
First Citizens BancShares Inc./NC, Class A	3,268	2,472,830
First Republic Bank/CA	55,415	9,016,575
FirstEnergy Corp.	170,685	7,015,153
Fiserv Inc.(a)	182,570	19,293,998
FleetCor Technologies Inc.(a)	24,124	5,309,451
FMC Corp.	42,380	4,708,418
Ford Motor Co.	1,207,861	17,743,478
Fortinet Inc.(a)	222,668	13,282,146
Fortive Corp.	103,211	6,651,949
Fortune Brands Home & Security Inc., NVS	32,707	2,279,024
Fox Corp., Class A, NVS	111,134	3,679,647
Franklin Resources Inc.	96,359	2,645,055
Freeport-McMoRan Inc.	459,698	14,503,472
Garmin Ltd.	38,933	3,800,639
Gartner Inc.(a)	27,565	7,317,956
Generac Holdings Inc.(a)	20,001	5,366,268
General Dynamics Corp.	66,949	15,175,330
General Electric Co.	334,605	24,730,656
General Mills Inc.	175,470	13,123,401
General Motors Co.(a)	400,541	14,523,617
Genuine Parts Co.	34,572	5,285,022
Gilead Sciences Inc.	377,550	22,558,612
Global Payments Inc.	89,465	10,943,359
Globe Life Inc.	26,691	2,688,584
GoDaddy Inc., Class A(a)	54,664	4,054,976
Goldman Sachs Group Inc. (The)	103,650	34,555,873
Guidewire Software Inc.(a)(b)	27,892	2,167,766
Halliburton Co.	273,744	8,020,699
Hartford Financial Services Group Inc. (The)	106,867	6,889,715
Hasbro Inc.	41,540	3,270,029

Security	Shares	Value

United States (continued)
HCA Healthcare Inc.	75,658	$16,071,272
Healthpeak Properties Inc.	181,511	5,015,149
HEICO Corp.(b)	13,594	2,143,910
HEICO Corp., Class A	15,260	1,948,397
Henry Schein Inc.(a)	32,646	2,573,484
Hershey Co. (The)	45,082	10,276,893
Hess Corp.	90,164	10,140,745
Hewlett Packard Enterprise Co.	422,163	6,011,601
Hilton Worldwide Holdings Inc.	75,196	9,630,352
Hologic Inc.(a)	65,287	4,660,186
Home Depot Inc. (The)	315,017	94,801,216
Honeywell International Inc.	209,321	40,285,920
Horizon Therapeutics PLC(a)	67,404	5,592,510
Hormel Foods Corp.	96,836	4,777,888
Host Hotels & Resorts Inc.	231,043	4,114,876
Howmet Aerospace Inc.	130,245	4,835,997
HP Inc.	341,565	11,404,855
HubSpot Inc.(a)(b)	13,776	4,243,008
Humana Inc.	39,189	18,889,098
Huntington Bancshares Inc./OH	272,252	3,618,229
Huntington Ingalls Industries Inc.	12,359	2,679,926
IAC/InterActiveCorp.(a)(b)	26,101	1,787,919
IDEX Corp.	22,380	4,671,825
IDEXX Laboratories Inc.(a)	27,164	10,843,326
Illinois Tool Works Inc.	97,605	20,278,415
Illumina Inc.(a)	46,540	10,084,287
Incyte Corp.(a)	60,367	4,689,309
Ingersoll Rand Inc.	117,654	5,859,169
Insulet Corp.(a)	20,629	5,111,866
Intel Corp.	1,228,023	44,589,515
Intercontinental Exchange Inc.	177,358	18,088,742
International Business Machines Corp.	273,423	35,760,994
International Flavors & Fragrances Inc.	77,311	9,590,430
International Paper Co.	119,199	5,098,141
Interpublic Group of Companies Inc. (The)	84,468	2,523,059
Intuit Inc.	83,382	38,036,367
Intuitive Surgical Inc.(a)	111,264	25,609,635
Invesco Ltd.	99,646	1,767,720
Invitation Homes Inc.	134,521	5,250,355
IQVIA Holdings Inc.(a)	51,555	12,387,120
Iron Mountain Inc.	82,328	3,992,085
Jack Henry & Associates Inc.	18,555	3,855,172
Jacobs Engineering Group Inc.	40,209	5,520,696
Jazz Pharmaceuticals PLC(a)	18,922	2,952,967
JB Hunt Transport Services Inc.	20,308	3,721,847
JM Smucker Co. (The)	29,054	3,844,425
Johnson & Johnson	785,235	137,039,212
Johnson Controls International PLC	219,508	11,833,676
JPMorgan Chase & Co.	876,866	101,155,262
Juniper Networks Inc.	103,957	2,913,915
Kellogg Co.	64,682	4,781,293
Keurig Dr Pepper Inc.	187,055	7,246,511
KeyCorp.	297,682	5,447,581
Keysight Technologies Inc.(a)	57,252	9,309,175
Kimberly-Clark Corp.	98,056	12,922,800
Kimco Realty Corp.	188,244	4,162,075
Kinder Morgan Inc.	631,312	11,357,303
KKR & Co. Inc.	166,656	9,242,742
KLA Corp.	48,438	18,577,911
Knight-Swift Transportation Holdings Inc.	41,214	2,264,709

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kraft Heinz Co. (The)	205,853	$7,581,566
Kroger Co. (The)	215,422	10,004,198
L3Harris Technologies Inc.	58,486	14,034,885
Laboratory Corp. of America Holdings	30,776	8,069,159
Lam Research Corp.	43,485	21,764,677
Las Vegas Sands Corp.(a)(b)	106,449	4,012,063
Lear Corp.	12,394	1,873,229
Leidos Holdings Inc.	43,166	4,618,762
Lennar Corp., Class A	86,455	7,348,675
Lennox International Inc.	8,834	2,116,008
Liberty Broadband Corp., Class C (a)	47,766	5,203,150
Liberty Global PLC, Class A(a)	47,362	1,030,597
Liberty Global PLC, Class C, NVS(a)(b)	104,660	2,395,667
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	68,985	4,675,113
Liberty Media Corp.-Liberty SiriusXM, Class A, NVS(a)(b)	19,338	770,619
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	39,932	1,590,092
Lincoln National Corp.	61,315	3,147,912
Live Nation Entertainment Inc.(a)	44,543	4,186,597
LKQ Corp.	90,545	4,965,488
Lockheed Martin Corp.	73,463	30,399,724
Loews Corp.(b)	46,949	2,734,779
Lowe’s Companies Inc.	204,016	39,075,184
LPL Financial Holdings Inc.	22,085	4,636,083
Lucid Group Inc.(a)(b)	128,085	2,337,551
Lululemon Athletica Inc.(a)	36,618	11,370,255
Lumen Technologies Inc.	293,486	3,196,063
Lyft Inc., Class A(a)	88,557	1,227,400
LyondellBasell Industries NV, Class A	84,968	7,572,348
M&T Bank Corp.	45,579	8,087,994
Marathon Oil Corp.	174,651	4,331,345
Marathon Petroleum Corp.	171,238	15,695,675
Markel Corp.(a)	3,368	4,368,768
MarketAxess Holdings Inc.	10,376	2,809,613
Marriott International Inc./MD, Class A	87,273	13,860,698
Marsh & McLennan Companies Inc.	157,568	25,834,849
Martin Marietta Materials Inc.	20,213	7,116,593
Marvell Technology Inc.	255,257	14,212,710
Masco Corp.	84,139	4,659,618
Masimo Corp.(a)	15,820	2,287,256
Mastercard Inc., Class A	264,873	93,709,419
Match Group Inc.(a)	82,900	6,077,399
McCormick & Co. Inc./MD, NVS	81,010	7,076,223
McDonald’s Corp.	224,565	59,143,684
McKesson Corp.	45,374	15,498,851
Medical Properties Trust Inc.	161,190	2,778,916
Medtronic PLC	407,140	37,668,593
MercadoLibre Inc.(a)(b)	13,653	11,109,583
Merck & Co. Inc.	767,602	68,577,563
Meta Platforms Inc, Class A(a)	699,298	111,258,312
MetLife Inc.	226,193	14,306,707
Mettler-Toledo International Inc.(a)	6,243	8,426,364
MGM Resorts International	121,996	3,992,929
Microchip Technology Inc.	165,543	11,399,291
Micron Technology Inc.	341,716	21,138,552
Microsoft Corp.	2,154,210	604,772,915
Mid-America Apartment Communities Inc.	38,190	7,093,029
Moderna Inc.(a)	105,268	17,273,426

Security	Shares	Value

United States (continued)
Mohawk Industries Inc.(a)	18,284	$2,349,128
Molina Healthcare Inc.(a)	16,510	5,410,657
Molson Coors Beverage Co., Class B	62,693	3,745,907
Mondelez International Inc., Class A	427,552	27,380,430
MongoDB Inc.(a)(b)	20,471	6,396,573
Monolithic Power Systems Inc.	13,704	6,368,523
Monster Beverage Corp.(a)	123,821	12,335,048
Moody’s Corp.	52,134	16,174,573
Morgan Stanley	410,139	34,574,718
Mosaic Co. (The)	116,296	6,124,147
Motorola Solutions Inc.	52,654	12,562,718
MSCI Inc.	23,283	11,207,039
Nasdaq Inc.	29,503	5,337,093
NetApp Inc.	75,944	5,417,086
Netflix Inc.(a)	134,789	30,314,046
Neurocrine Biosciences Inc.(a)	28,598	2,691,930
Newell Brands Inc.	138,430	2,797,670
Newmont Corp.	246,646	11,168,131
News Corp., Class A, NVS	124,926	2,141,232
NextEra Energy Inc.	584,781	49,408,147
Nike Inc., Class B	386,353	44,399,687
NiSource Inc.	76,605	2,328,792
Nordson Corp.	16,418	3,792,394
Norfolk Southern Corp.	73,798	18,535,844
Northern Trust Corp.	65,165	6,502,164
Northrop Grumman Corp.	46,461	22,250,173
NortonLifeLock Inc.	191,611	4,700,218
Novocure Ltd.(a)(b)	28,682	1,950,089
NRG Energy Inc.	80,164	3,026,191
Nucor Corp.(b)	84,393	11,460,569
Nvidia Corp.	756,795	137,456,676
NVR Inc.(a)	814	3,575,983
Occidental Petroleum Corp.	290,068	19,071,971
Okta Inc.(a)	44,485	4,379,548
Old Dominion Freight Line Inc.	26,846	8,148,029
Omnicom Group Inc.	69,769	4,872,667
ON Semiconductor Corp.(a)(b)	125,983	8,413,145
ONEOK Inc.	146,927	8,777,419
Oracle Corp.	494,608	38,500,287
O’Reilly Automotive Inc.(a)	21,267	14,963,249
Otis Worldwide Corp.	111,963	8,752,148
Owens Corning	24,724	2,292,904
PACCAR Inc.	111,363	10,191,942
Packaging Corp. of America	22,867	3,215,329
Palantir Technologies Inc., Class A(a)(b)	486,844	5,038,835
Palo Alto Networks Inc.(a)(b)	30,827	15,385,756
Paramount Global, Class B, NVS	180,711	4,273,815
Parker-Hannifin Corp.	41,883	12,107,956
Paychex Inc.	104,638	13,422,963
Paycom Software Inc.(a)	16,322	5,394,258
PayPal Holdings Inc.(a)	336,975	29,158,447
Peloton Interactive Inc., Class A(a)	89,267	847,144
Pentair PLC	59,752	2,921,275
PepsiCo Inc.	420,086	73,498,247
PerkinElmer Inc.(b)	33,655	5,154,936
Pfizer Inc.	1,700,795	85,907,155
PG&E Corp.(a)	460,439	5,000,368
Philip Morris International Inc.	467,083	45,377,113
Phillips 66	146,219	13,013,491
Pinterest Inc., Class A(a)	171,673	3,344,190

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Pioneer Natural Resources Co.	67,927	$16,095,303
Plug Power Inc.(a)(b)	160,444	3,423,875
PNC Financial Services Group Inc. (The)	132,130	21,925,652
Pool Corp.	11,921	4,264,142
PPG Industries Inc.	75,468	9,757,258
PPL Corp.	228,688	6,650,247
Principal Financial Group Inc.(b)	83,488	5,588,687
Procter & Gamble Co. (The)	723,757	100,537,085
Progressive Corp. (The)	183,155	21,073,814
Prologis Inc.	227,540	30,162,702
Prudential Financial Inc.	120,165	12,015,298
PTC Inc.(a)	29,781	3,674,380
Public Service Enterprise Group Inc.	161,256	10,589,682
Public Storage	49,924	16,295,693
PulteGroup Inc.	85,864	3,745,388
Qorvo Inc.(a)	36,066	3,753,389
Qualcomm Inc.	343,102	49,770,376
Quanta Services Inc.	39,804	5,522,009
Quest Diagnostics Inc.	38,604	5,272,148
Raymond James Financial Inc.	49,108	4,835,665
Raytheon Technologies Corp.	451,668	42,099,974
Realty Income Corp.	165,465	12,242,755
Regency Centers Corp.	36,488	2,350,922
Regeneron Pharmaceuticals Inc.(a)	33,022	19,208,567
Regions Financial Corp.	310,983	6,586,620
Republic Services Inc.	69,261	9,603,730
ResMed Inc.	46,864	11,271,729
RingCentral Inc., Class A(a)	24,123	1,193,847
Rivian Automotive Inc., Class A(a)(b)	54,420	1,866,606
Robert Half International Inc.	31,425	2,486,975
ROBLOX Corp., Class A(a)	102,827	4,414,363
Rockwell Automation Inc.	36,025	9,196,462
Roku Inc.(a)(b)	35,975	2,357,082
Rollins Inc.	67,481	2,602,742
Roper Technologies Inc.	32,571	14,222,779
Ross Stores Inc.	111,401	9,052,445
Royal Caribbean Cruises Ltd.(a)	68,417	2,648,422
RPM International Inc.	35,036	3,167,254
S&P Global Inc.	107,619	40,564,830
Salesforce Inc.(a)	298,162	54,867,771
SBA Communications Corp.	35,321	11,860,439
Schlumberger NV	425,973	15,773,780
Seagen Inc.(a)	41,818	7,526,404
Sealed Air Corp.	40,683	2,486,545
SEI Investments Co.	26,177	1,449,159
Sempra Energy	89,365	14,816,717
Sensata Technologies Holding PLC	44,233	1,967,042
ServiceNow Inc.(a)	61,375	27,413,757
Sherwin-Williams Co. (The)	77,048	18,640,993
Signature Bank/New York NY	17,958	3,332,466
Simon Property Group Inc.	99,699	10,831,299
Sirius XM Holdings Inc.(b)	348,037	2,324,887
Skyworks Solutions Inc.	52,716	5,739,718
Snap Inc., Class A, NVS(a)	332,087	3,281,020
Snap-on Inc.	13,063	2,926,765
Snowflake Inc., Class A(a)	65,138	9,764,838
SolarEdge Technologies Inc.(a)	16,015	5,767,482
Southern Co. (The)	330,535	25,414,836
Southwest Airlines Co.(a)	46,846	1,785,770
Splunk Inc.(a)(b)	51,482	5,349,495

Security	Shares	Value

United States (continued)
SS&C Technologies Holdings Inc.	71,134	$4,208,999
Stanley Black & Decker Inc.	41,504	4,039,584
Starbucks Corp.	352,709	29,902,669
State Street Corp.	117,207	8,326,385
Steel Dynamics Inc.	51,091	3,978,967
Stryker Corp.	105,823	22,725,489
Sun Communities Inc.	29,819	4,889,123
SVB Financial Group(a)	17,733	7,156,152
Synchrony Financial	166,926	5,588,682
Synopsys Inc.(a)	43,997	16,168,897
Sysco Corp.(b)	156,187	13,260,276
T Rowe Price Group Inc.	69,583	8,591,413
Take-Two Interactive Software Inc.(a)	44,983	5,970,594
Targa Resources Corp.	49,418	3,415,278
Target Corp.	146,121	23,873,249
Teladoc Health Inc.(a)(b)	47,313	1,743,484
Teledyne Technologies Inc.(a)	13,474	5,273,724
Teleflex Inc.	10,837	2,605,865
Teradyne Inc.	52,678	5,314,683
Tesla Inc.(a)	266,170	237,277,246
Texas Instruments Inc.	281,139	50,292,956
Textron Inc.	69,673	4,573,336
Thermo Fisher Scientific Inc.	118,398	70,850,547
TJX Companies Inc. (The)	368,263	22,522,965
T-Mobile U.S. Inc.(a)	189,537	27,115,163
Tractor Supply Co.	35,231	6,746,032
Trade Desk Inc. (The), Class A(a)	135,459	6,095,655
Tradeweb Markets Inc., Class A	31,541	2,224,271
TransDigm Group Inc.(a)	16,487	10,260,520
TransUnion	61,957	4,908,853
Travelers Companies Inc. (The)	75,356	11,958,997
Trimble Inc.(a)	85,478	5,934,738
Truist Financial Corp.	413,318	20,860,159
Twilio Inc., Class A(a)	51,725	4,386,280
Twitter Inc.(a)	247,596	10,302,470
Tyler Technologies Inc.(a)	11,832	4,720,968
Tyson Foods Inc., Class A	93,312	8,212,389
U.S. Bancorp	412,806	19,484,443
Uber Technologies Inc.(a)	423,835	9,938,931
UDR Inc.	96,847	4,687,395
UGI Corp.	58,060	2,505,870
Ulta Beauty, Inc.(a)	16,245	6,317,843
Union Pacific Corp.	193,200	43,914,360
United Parcel Service Inc., Class B	221,782	43,223,094
United Rentals Inc.(a)	24,110	7,779,574
UnitedHealth Group Inc.	285,184	154,666,691
Unity Software Inc.(a)(b)	55,727	2,083,633
Universal Health Services Inc., Class B	17,920	2,015,462
Upstart Holdings Inc.(a)(b)	20,146	490,152
Vail Resorts Inc.	13,600	3,224,968
Valero Energy Corp.	122,882	13,611,639
Veeva Systems Inc., Class A(a)	43,892	9,813,373
Ventas Inc.	121,022	6,508,563
VeriSign Inc.(a)	33,341	6,306,784
Verisk Analytics Inc.	48,663	9,258,136
Verizon Communications Inc.	1,225,235	56,593,605
Vertex Pharmaceuticals Inc.(a)	79,339	22,247,449
VF Corp.	95,828	4,281,595
Viatris Inc.	380,271	3,684,826
VICI Properties Inc.	292,914	10,014,730

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Visa Inc., Class A	502,387	$106,561,307
Vistra Corp.	113,267	2,927,952
VMware Inc., Class A	61,372	7,131,426
Vornado Realty Trust	50,294	1,528,435
Vulcan Materials Co.	42,394	7,009,000
W R Berkley Corp.	67,661	4,230,842
Walgreens Boots Alliance Inc.	224,453	8,892,828
Walmart Inc.	457,262	60,381,447
Walt Disney Co. (The)(a)	552,052	58,572,717
Warner Bros. Discovery Inc.(a)	657,392	9,860,880
Waste Management Inc.	131,104	21,574,474
Waters Corp.(a)	20,049	7,298,437
Wayfair Inc., Class A(a)(b)	22,608	1,218,797
Webster Financial Corp.	54,401	2,526,926
WEC Energy Group Inc.	101,114	10,496,644
Wells Fargo & Co.	1,159,446	50,864,896
Welltower Inc.	131,590	11,361,481
West Pharmaceutical Services Inc.	23,793	8,174,323
Western Digital Corp.(a)	95,830	4,705,253
Western Union Co. (The)	142,884	2,431,886
Westinghouse Air Brake Technologies Corp.	55,763	5,212,168
Westlake Corp.(b)	9,363	911,394
Westrock Co.	86,992	3,684,981
Weyerhaeuser Co.	229,995	8,353,418
Whirlpool Corp.	20,564	3,554,899
Williams Companies Inc. (The)	328,925	11,213,053
Willis Towers Watson PLC	38,355	7,937,184
Workday Inc., Class A(a)	56,208	8,717,861
WP Carey Inc.	46,898	4,187,991
WW Grainger Inc.	14,260	7,750,738
Wynn Resorts Ltd.(a)(b)	34,175	2,169,429
Xcel Energy Inc.	166,428	12,179,201
Xylem Inc./NY	61,127	5,625,518
Yum! Brands Inc.	92,308	11,311,422
Zebra Technologies Corp., Class A(a)	16,501	5,902,243
Zendesk Inc.(a)	35,571	2,682,765
Zillow Group Inc., Class C (a)(b)	54,688	1,907,517
Zimmer Biomet Holdings Inc.	64,257	7,093,330
Zoetis Inc.	146,893	26,815,317
Zoom Video Communications Inc., Class A(a)	66,707	6,928,189
ZoomInfo Technologies Inc.(a)	79,661	3,018,355
Zscaler Inc.(a)(b)	26,250	4,070,325

		11,056,624,749

Total Common Stocks — 99.3% (Cost: $15,439,665,843)		17,999,916,174

Preferred Stocks

Brazil — 0.2%
Banco Bradesco SA, Preference Shares, NVS	1,936,683	6,524,108
Cia. Energetica de Minas Gerais, Preference Shares, NVS	686,018	1,490,277
Gerdau SA, Preference Shares, NVS	266,320	1,258,999
Itau Unibanco Holding SA, Preference Shares, NVS	1,379,365	6,296,864
Itausa SA, Preference Shares, NVS	1,536,684	2,563,070

Security	Shares	Value

Brazil (continued)
Petroleo Brasileiro SA, Preference Shares, NVS	1,828,294	$12,067,073

		30,200,391

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	46,450	4,613,504

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	200,457	1,478,528

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	4,823	366,187
Henkel AG & Co. KGaA, Preference Shares, NVS	56,847	3,631,574
Porsche Automobil Holding SE, Preference Shares, NVS	50,393	3,647,531
Sartorius AG, Preference Shares, NVS	9,363	4,188,063
Volkswagen AG, Preference Shares, NVS	66,380	9,385,458

		21,218,813

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	1,929,900	309

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	266,173	11,698,204

Total Preferred Stocks — 0.4% (Cost: $64,045,095)		69,209,749

Total Long-Term Investments — 99.7% (Cost: $15,503,710,938)		18,069,125,923

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	168,572,547	168,555,690
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	18,730,000	18,730,000

Total Short-Term Securities — 1.0% (Cost: $187,230,384)		187,285,690

Total Investments in Securities — 100.7% (Cost: $15,690,941,322)		18,256,411,613

Liabilities in Excess of Other Assets — (0.7)%		(129,034,867)

Net Assets — 100.0%		$18,127,376,746

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$121,480,560	$47,180,543	(a)	$—		$(57,649)	$(47,764)	$168,555,690	168,572,547	$1,159,485	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	29,600,000	—		(10,870,000	)(a)	—	—	18,730,000	18,730,000	94,699		—
BlackRock Inc.	34,020,813	8,581,811		(2,334,767)		1,005,459	(9,553,515)	31,719,801	47,401	758,829		—

						$947,810	$(9,601,279)	$219,005,491		$2,013,013		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	124	09/16/22	$12,103	$552,965
MSCI Emerging Markets Index	115	09/16/22	5,741	(5,592)
S&P 500 E-Mini Index	154	09/16/22	31,828	1,953,701

				$2,501,074

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,506,666	$—	$—	$—	$2,506,666

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,592	$—	$—	$—	$5,592

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(7,596,172)	$—	$—	$—	$(7,596,172)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,224,826	$—	$—	$—	$2,224,826

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$48,533,885

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$11,997,525,961	$6,001,985,326	$404,887	$17,999,916,174
Preferred Stocks	36,292,423	32,917,017	309	69,209,749
Money Market Funds	187,285,690	—	—	187,285,690

	$12,221,104,074	$6,034,902,343	$405,196	$18,256,411,613

Derivative financial instruments(a)
Assets
Futures Contracts	$2,506,666	$—	$—	$2,506,666
Liabilities
Futures Contracts	(5,592)	—	—	(5,592)

	$2,501,074	$—	$—	$2,501,074

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Ampol Ltd.	19,964	$472,977
Aristocrat Leisure Ltd.	15,004	374,321
ASX Ltd.	3,844	238,923
Australia & New Zealand Banking Group Ltd.	36,408	588,399
Australia & New Zealand Banking Group Ltd., New	2,427	38,833
BlueScope Steel Ltd.	14,632	171,873
Brambles Ltd.	62,744	505,008
Cochlear Ltd.	1,240	186,901
Coles Group Ltd.	7,564	99,620
Commonwealth Bank of Australia	25,048	1,778,844
Computershare Ltd.	14,012	247,550
CSL Ltd.	7,812	1,590,656
Dexus	33,604	225,819
Endeavour Group Ltd./Australia	18,972	105,701
Fortescue Metals Group Ltd.	53,568	689,343
Goodman Group	27,776	406,503
GPT Group (The)	110,484	355,449
Insurance Australia Group Ltd.	62,000	195,087
Lendlease Corp. Ltd.	6,076	44,018
Lottery Corp. Ltd. (The)(a)	72,168	228,924
Macquarie Group Ltd.	5,704	730,017
Mineral Resources Ltd.	9,424	359,093
Mirvac Group	77,004	116,660
National Australia Bank Ltd.	50,592	1,092,611
Newcrest Mining Ltd.	11,904	160,421
Northern Star Resources Ltd.	37,820	207,845
QBE Insurance Group Ltd.	33,852	273,718
Ramsay Health Care Ltd.	3,968	196,026
Rio Tinto PLC	13,516	815,954
Scentre Group	108,624	222,597
Sonic Healthcare Ltd.	10,416	250,833
Stockland	86,428	234,193
Suncorp Group Ltd.	24,056	189,977
Telstra Corp. Ltd.	109,368	298,904
Transurban Group	62,000	633,745
Treasury Wine Estates Ltd.	32,240	277,910
Vicinity Centres	98,580	144,242
Wesfarmers Ltd.	19,468	637,879
Westpac Banking Corp.	55,676	843,109
Woolworths Group Ltd.	15,996	420,840

		16,651,323

Austria — 0.0%
Erste Group Bank AG	14,508	367,817

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	15,624	836,943
Elia Group SA/NV	2,392	363,134
Proximus SADP	12,896	178,700
Umicore SA	7,440	269,494

		1,648,271

Brazil — 0.4%
Ambev SA	99,216	286,290
B3 SA - Brasil, Bolsa, Balcao	130,200	279,067
Banco Bradesco SA	67,528	188,850
Banco BTG Pactual SA	48,856	212,738
Banco do Brasil SA	32,612	226,716
Cia. Siderurgica Nacional SA	71,176	202,354
Hapvida Participacoes e Investimentos SA(b)	44,856	53,403

Security	Shares	Value

Brazil (continued)
Localiza Rent a Car SA	25,296	$281,653
Petro Rio SA(a)	44,392	207,799
Telefonica Brasil SA	19,344	166,743
Vale SA	93,992	1,267,069
WEG SA	15,872	86,015

		3,458,697

Canada — 3.5%
Agnico Eagle Mines Ltd.	12,524	538,496
Alimentation Couche-Tard Inc.	15,624	698,020
AltaGas Ltd.	69,688	1,552,613
Bank of Montreal	9,300	927,131
Bank of Nova Scotia (The)	20,212	1,231,298
BCE Inc.	7,936	400,968
Brookfield Asset Management Inc., Class A	23,188	1,150,572
Brookfield Renewable Corp., Class A	9,796	383,257
Cameco Corp.	25,420	654,681
Canadian Imperial Bank of Commerce	10,664	539,467
Canadian National Railway Co.	8,804	1,115,359
Canadian Pacific Railway Ltd.	13,640	1,075,499
Canadian Tire Corp. Ltd., Class A, NVS	2,728	350,461
Canadian Utilities Ltd., Class A, NVS	9,424	305,045
CCL Industries Inc., Class B, NVS	6,200	311,465
CGI Inc.(a)	2,356	202,014
Constellation Software Inc.	372	632,814
Dollarama Inc.	4,216	255,518
Enbridge Inc.	49,476	2,221,987
Fairfax Financial Holdings Ltd.	744	400,774
First Quantum Minerals Ltd.	17,980	328,556
Franco-Nevada Corp.	7,440	952,666
George Weston Ltd.	2,480	296,000
Great-West Lifeco Inc.	3,844	93,417
Hydro One Ltd.(b)	33,480	934,684
Intact Financial Corp.	2,728	406,042
Ivanhoe Mines Ltd., Class A(a)	30,628	190,386
Keyera Corp.	18,476	478,871
Loblaw Companies Ltd.	5,456	496,666
Lundin Mining Corp.	41,664	234,910
Manulife Financial Corp.	23,560	431,257
Metro Inc.	5,580	308,991
National Bank of Canada(c)	2,604	182,710
Nutrien Ltd.	7,936	679,352
Open Text Corp.	11,656	476,781
Pan American Silver Corp.	6,448	131,221
Parkland Corp.	14,260	400,111
Pembina Pipeline Corp.	42,284	1,614,357
Power Corp. of Canada	3,472	94,354
Restaurant Brands International Inc.	3,596	192,781
Ritchie Bros Auctioneers Inc.	3,100	223,443
Rogers Communications Inc., Class B, NVS	7,688	353,436
Royal Bank of Canada	20,336	1,982,861
Shaw Communications Inc., Class B, NVS	8,928	241,510
Shopify Inc., Class A(a)	17,360	604,763
Sun Life Financial Inc.	5,456	253,339
TC Energy Corp.	6,448	343,762
TELUS Corp.	9,176	211,244
TFI International Inc.	2,976	297,240
Thomson Reuters Corp.	3,720	417,710
Toronto-Dominion Bank (The)	25,544	1,659,248
West Fraser Timber Co. Ltd.	2,232	208,968
Wheaton Precious Metals Corp.	22,196	761,620

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
WSP Global Inc.	2,852	$344,098

		31,774,794

Chile — 0.0%
Falabella SA	97,340	217,127

China — 3.6%
Agricultural Bank of China Ltd., Class H	1,364,000	449,877
Alibaba Group Holding Ltd.(a)	235,668	2,649,726
Alibaba Health Information Technology Ltd.(a)	42,000	25,221
ANTA Sports Products Ltd.(c)	24,800	273,069
Baidu Inc.(a)	8,008	138,413
Baidu Inc., ADR(a)	4,004	546,826
Bank of China Ltd., Class H	2,604,000	925,944
Bank of Communications Co. Ltd., Class A	830,800	568,920
Bank of Jiangsu Co. Ltd., Class A	235,600	251,612
Bilibili Inc., ADR(a)	4,247	103,797
Bilibili Inc., Class Z(a)	43	1,051
BYD Co. Ltd., Class H	7,000	256,102
CGN Power Co. Ltd., Class H(b)	1,736,000	400,293
China CITIC Bank Corp. Ltd., Class H	744,000	310,977
China Conch Venture Holdings Ltd.	124,000	240,397
China Construction Bank Corp., Class H	2,108,000	1,346,190
China Everbright Bank Co. Ltd., Class A	223,200	95,968
China Life Insurance Co. Ltd., Class H	248,000	369,376
China Mengniu Dairy Co. Ltd.	18,000	83,628
China Merchants Bank Co. Ltd., Class A	124,000	645,058
China Merchants Port Holdings Co. Ltd.	248,000	399,986
China Minsheng Banking Corp. Ltd., Class A	806,060	434,829
China National Nuclear Power Co. Ltd., Class A	396,898	363,180
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	37,200	173,268
China Oilfield Services Ltd., Class H	248,000	228,452
China Overseas Land & Investment Ltd.	124,000	342,664
China Pacific Insurance Group Co. Ltd., Class H	173,600	370,814
China Resources Beer Holdings Co. Ltd.	14,000	96,568
China Resources Gas Group Ltd.	24,900	104,491
China Resources Land Ltd.	22,000	91,878
China Suntien Green Energy Corp. Ltd., Class H	496,000	243,288
China Tower Corp. Ltd., Class H(b)	2,480,000	319,058
China Vanke Co. Ltd., Class H	62,000	117,929
China Yangtze Power Co. Ltd., Class A	173,600	614,685
CMOC Group Ltd., Class H	744,000	365,258
Contemporary Amperex Technology Co. Ltd., Class A(a)	3,500	265,378
Country Garden Holdings Co. Ltd.(c)	248,000	95,906
Country Garden Services Holdings Co. Ltd.	15,000	33,451
ENN Energy Holdings Ltd.	24,800	404,552
Foshan Haitian Flavouring & Food Co. Ltd., Class A	12,485	153,088
Ganfeng Lithium Co. Ltd., Class H(b)	35,680	322,628
Geely Automobile Holdings Ltd.	124,000	245,879
Industrial & Commercial Bank of China Ltd., Class H	1,364,000	721,130
Industrial Bank Co. Ltd., Class A	55,898	147,356
Innovent Biologics Inc.(a)(b)	14,000	58,521
JD.com Inc., Class A	33,944	1,012,636
Jiangsu Expressway Co. Ltd., Class H	248,000	216,420
Kuaishou Technology(a)(b)	37,200	374,025
Kweichow Moutai Co. Ltd., Class A	800	224,927
Lenovo Group Ltd.	248,000	240,509
Li Auto Inc., ADR(a)	9,548	313,556
Li Ning Co. Ltd.	62,000	502,921
Meituan, Class B(a)(b)	66,200	1,485,088

Security	Shares	Value

China (continued)
Muyuan Foods Co. Ltd., Class A	15,236	$134,864
NetEase Inc.	37,300	697,762
New China Life Insurance Co. Ltd., Class H	173,600	413,693
NIO Inc., ADR(a)	25,048	494,197
Nongfu Spring Co. Ltd., Class H(b)	49,600	297,262
People’s Insurance Co. Group of China Ltd. (The), Class H	1,116,000	334,138
PICC Property & Casualty Co. Ltd., Class H	496,000	509,140
Pinduoduo Inc., ADR(a)(c)	7,564	370,712
Ping An Insurance Group Co. of China Ltd., Class H	124,000	728,753
Shenzhen International Holdings Ltd.	372,000	342,646
Shenzhou International Group Holdings Ltd.	24,800	260,850
Sichuan Chuantou Energy Co. Ltd., Class A	297,600	550,108
Sinopharm Group Co. Ltd., Class H	99,200	227,286
Sunac China Holdings Ltd.(d)	144,000	36,688
Tencent Holdings Ltd.	86,800	3,354,717
Trip.com Group Ltd., ADR(a)	9,920	255,738
WuXi AppTec Co. Ltd., Class H(b)	14,400	174,444
Wuxi Biologics Cayman Inc., New(a)(b)	62,000	593,471
Xiaomi Corp., Class B(a)(b)	272,800	429,056
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	27,200	48,593
XPeng Inc., ADR(a)(c)	9,300	227,199
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	62,000	330,049
Zhejiang Expressway Co. Ltd., Class H	248,000	199,608
Zhejiang Huayou Cobalt Co. Ltd., Class A	11,440	142,988
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	136,400	346,349
Zhuzhou CRRC Times Electric Co. Ltd.	62,000	266,250
Zijin Mining Group Co. Ltd., Class H	248,000	290,609
ZTO Express Cayman Inc., ADR(c)	7,440	190,390

		33,014,324

Colombia — 0.0%
Bancolombia SA	17,484	146,781
Interconexion Electrica SA ESP	59,272	284,815

		431,596

Czech Republic — 0.0%
Komercni Banka AS	8,680	219,313

Denmark — 0.6%
Carlsberg A/S, Class B	1,300	168,144
Chr Hansen Holding A/S	3,844	251,601
DSV A/S	2,976	501,459
Genmab A/S(a)	868	308,852
Novo Nordisk A/S, Class B	25,916	3,018,534
Novozymes A/S, Class B	4,836	308,925
Orsted A/S(b)	6,200	721,783
Vestas Wind Systems A/S	17,360	456,285

		5,735,583

Finland — 0.3%
Kesko OYJ, Class B	9,176	226,951
Kone OYJ, Class B	5,208	238,013
Neste OYJ	20,212	1,039,327
Nokia OYJ	67,456	351,350
Nordea Bank Abp	36,208	357,010
Sampo OYJ, Class A	3,596	155,357

		2,368,008

France — 2.5%
Aeroports de Paris(a)	1,984	274,133
Airbus SE	11,036	1,189,920

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Alstom SA	9,176	$218,074
AXA SA	44,020	1,014,331
BNP Paribas SA	18,476	872,941
Bureau Veritas SA	8,184	225,720
Capgemini SE	1,984	378,422
Carrefour SA	10,292	175,397
Covivio	4,588	290,162
Danone SA	10,912	601,679
Dassault Systemes SE	6,820	292,521
Edenred	3,381	173,548
Eiffage SA	2,232	209,449
EssilorLuxottica SA	5,084	797,081
Eurofins Scientific SE	2,480	193,337
Gecina SA	1,057	108,375
Getlink SE	13,392	268,032
Hermes International	496	680,484
Kering SA	1,240	709,889
Klepierre SA	9,796	217,668
Legrand SA	3,224	263,944
L’Oreal SA	4,340	1,640,769
LVMH Moet Hennessy Louis Vuitton SE	4,464	3,099,596
Orange SA	15,872	162,187
Pernod Ricard SA	3,968	779,491
Publicis Groupe SA	4,960	263,948
Renault SA(a)	7,192	212,627
Safran SA	6,944	763,253
Sanofi	18,600	1,848,348
Sartorius Stedim Biotech	620	248,024
Schneider Electric SE	9,920	1,371,974
Societe Generale SA	19,096	427,872
Sodexo SA	2,852	231,735
Teleperformance	868	290,260
Thales SA	1,736	215,888
Unibail-Rodamco-Westfield(a)	3,224	183,074
Vinci SA	11,408	1,093,557
Vivendi SE	18,104	171,867
Worldline SA/France(a)(b)	6,200	273,656

		22,433,233

Germany — 1.6%
adidas AG	3,348	579,175
Allianz SE, Registered	7,068	1,283,592
Aroundtown SA(c)	50,964	163,443
Bayer AG, Registered	15,748	918,585
Bayerische Motoren Werke AG	11,780	962,583
Beiersdorf AG	1,754	180,881
Daimler Truck Holding AG(a)	9,920	271,064
Delivery Hero SE(a)(b)	2,976	143,581
Deutsche Bank AG, Registered	35,712	312,371
Deutsche Boerse AG	2,480	432,922
Deutsche Post AG, Registered	11,532	460,587
Deutsche Telekom AG, Registered	46,252	878,741
Fresenius SE & Co. KGaA	7,564	193,555
GEA Group AG	5,952	222,174
Hannover Rueck SE	1,736	246,246
HelloFresh SE(a)	7,316	202,212
Infineon Technologies AG	19,592	537,300
Mercedes-Benz Group AG	16,368	965,286
Merck KGaA	2,356	448,725
MTU Aero Engines AG	1,240	239,709

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,604	$590,342
Puma SE	124	8,373
SAP SE	16,616	1,549,819
Siemens AG, Registered	13,268	1,479,965
Siemens Healthineers AG(b)	4,216	216,043
Symrise AG	2,356	274,911
Vonovia SE	8,579	285,851
Zalando SE(a)(b)	5,580	157,094

		14,205,130

Hong Kong — 0.6%
AIA Group Ltd.	198,400	1,993,254
BOC Hong Kong Holdings Ltd.	62,000	224,274
CK Asset Holdings Ltd.	62,000	438,943
Galaxy Entertainment Group Ltd.(c)	46,000	273,657
Hong Kong Exchanges & Clearing Ltd.	20,900	959,110
Link REIT	49,600	415,367
Sands China Ltd.(a)	49,600	116,339
Sino Land Co. Ltd.	248,000	368,488
Sun Hung Kai Properties Ltd.	33,500	399,894
Techtronic Industries Co. Ltd.	26,500	294,060

		5,483,386

India — 1.4%
Adani Enterprises Ltd.	10,788	351,006
Adani Ports & Special Economic Zone Ltd.	19,840	191,768
Adani Total Gas Ltd.	8,556	338,464
Adani Transmission Ltd.(a)	5,828	229,695
Asian Paints Ltd.	12,896	544,789
Avenue Supermarts Ltd.(a)(b)	6,448	346,811
Axis Bank Ltd.	38,588	354,539
Bandhan Bank Ltd.(b)	21,680	75,948
Bharti Airtel Ltd.(a)	44,020	377,482
DLF Ltd.	58,776	287,623
HCL Technologies Ltd.	21,700	260,964
Hindustan Unilever Ltd.	17,732	592,370
Housing Development Finance Corp. Ltd.	22,444	677,311
ICICI Bank Ltd.	55,580	578,074
ICICI Bank Ltd., ADR, NVS	20,840	433,055
Infosys Ltd.	56,916	1,116,477
ITC Ltd.	102,052	391,360
Kotak Mahindra Bank Ltd.	12,276	281,929
Larsen & Toubro Ltd.	13,144	301,244
Mahindra & Mahindra Ltd., GDR	4,464	65,840
Marico Ltd.	39,308	257,660
Maruti Suzuki India Ltd.	2,728	303,570
Nestle India Ltd.	1,488	364,405
PI Industries Ltd.	7,812	305,478
Pidilite Industries Ltd.	12,276	380,830
Power Grid Corp. of India Ltd.	125,116	338,822
Reliance Industries Ltd.	36,332	1,155,515
SBI Life Insurance Co. Ltd.(b)	14,508	237,664
Sun Pharmaceutical Industries Ltd.	27,776	331,290
Tata Consultancy Services Ltd.	15,893	664,785
Tata Motors Ltd.(a)	47,120	268,852
Tech Mahindra Ltd.	16,368	217,652
Titan Co. Ltd.	9,424	280,663
Wipro Ltd.	25,668	136,960

		13,040,895

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia — 0.3%
Astra International Tbk PT	830,800	$354,833
Bank Central Asia Tbk PT	496,000	246,641
Bank Mandiri Persero Tbk PT	409,200	229,053
Bank Negara Indonesia Persero Tbk PT	322,400	171,103
Bank Rakyat Indonesia Persero Tbk PT	1,003,937	296,355
Gudang Garam Tbk PT	86,800	162,983
Merdeka Copper Gold Tbk PT(a)	992,035	272,262
Telkom Indonesia Persero Tbk PT	1,587,200	453,336
Vale Indonesia Tbk PT(a)	384,400	158,672

		2,345,238

Ireland — 0.5%
Flutter Entertainment PLC, Class DI(a)	4,464	448,183
James Hardie Industries PLC	17,856	440,984
Kerry Group PLC, Class A	2,852	301,032
Kingspan Group PLC	3,348	216,710
Linde PLC	6,200	1,872,400
Seagate Technology Holdings PLC	2,852	228,103
STERIS PLC	1,116	251,825
Trane Technologies PLC	4,340	637,937

		4,397,174

Israel — 0.4%
Azrieli Group Ltd.	3,348	268,366
Bank Hapoalim BM	45,832	427,154
Bank Leumi Le-Israel BM	52,374	509,264
Check Point Software Technologies Ltd.(a)	2,480	309,008
Elbit Systems Ltd.	1,240	286,109
ICL Group Ltd.	21,700	197,740
Isracard Ltd.	—	1
Israel Discount Bank Ltd., Class A	42,091	239,324
Kornit Digital Ltd.(a)	2,728	74,229
Mizrahi Tefahot Bank Ltd.	7,316	271,980
Nice Ltd.(a)	1,116	238,263
Teva Pharmaceutical Industries Ltd., ADR(a)	27,280	255,886
ZIM Integrated Shipping Services Ltd.	3,348	166,797

		3,244,121

Italy — 0.6%
Assicurazioni Generali SpA	25,916	387,435
Atlantia SpA	14,508	335,289
Ferrari NV	2,108	447,660
Intesa Sanpaolo SpA	345,960	614,359
Mediobanca Banca di Credito Finanziario SpA	20,460	175,480
Moncler SpA	5,084	254,855
Poste Italiane SpA(b)	27,280	229,161
Snam SpA	159,712	801,360
Stellantis NV	59,520	854,722
Tenaris SA	61,504	860,689
Terna - Rete Elettrica Nazionale	56,420	431,940
UniCredit SpA	44,144	436,570

		5,829,520

Japan — 5.4%
Asahi Group Holdings Ltd.	12,400	431,103
Astellas Pharma Inc.	37,800	592,000
Canon Inc.	24,800	586,714
Central Japan Railway Co.	1,900	222,484
Chugai Pharmaceutical Co. Ltd.	12,400	348,351
Concordia Financial Group Ltd.	74,400	253,109
Dai-ichi Life Holdings Inc.	12,400	215,696
Daiichi Sankyo Co. Ltd.	24,800	657,565
Daikin Industries Ltd.	3,800	666,437

Security	Shares	Value

Japan (continued)
Daiwa House Industry Co. Ltd.	12,400	$306,380
Denso Corp.	3,800	207,841
Dentsu Group Inc.	12,400	433,151
FANUC Corp.	4,100	707,088
Fast Retailing Co. Ltd.	1,000	605,590
Fujitsu Ltd.	3,300	442,406
Hitachi Ltd.	12,400	627,788
Honda Motor Co. Ltd.	12,400	317,777
Hoya Corp.	12,400	1,242,376
Hulic Co. Ltd.	37,200	298,347
Iida Group Holdings Co. Ltd.	12,400	203,018
Isuzu Motors Ltd.	24,800	272,021
ITOCHU Corp.	21,100	614,214
Japan Post Holdings Co. Ltd.	49,600	357,112
Japan Post Insurance Co. Ltd.	12,400	200,481
Japan Tobacco Inc.	24,800	445,299
Kajima Corp.	12,400	141,555
Kao Corp.	12,400	539,330
KDDI Corp.	24,800	795,145
Keyence Corp.	2,900	1,149,392
Kirin Holdings Co. Ltd.	37,200	611,879
Komatsu Ltd.	12,400	286,668
Kubota Corp.	12,400	205,881
Kyocera Corp.	3,100	172,325
M3 Inc.	24,800	864,030
Makita Corp.	12,400	303,037
Marubeni Corp.	124,000	1,153,481
MISUMI Group Inc.	12,400	308,491
Mitsubishi Corp.	24,800	737,038
Mitsubishi Electric Corp.	37,200	392,617
Mitsubishi Estate Co. Ltd.	12,400	184,160
Mitsubishi UFJ Financial Group Inc.	210,800	1,187,751
Mitsui & Co. Ltd.	62,000	1,367,860
Mitsui Fudosan Co. Ltd.	12,400	277,133
Mizuho Financial Group Inc.	49,600	591,548
MS&AD Insurance Group Holdings Inc.	12,400	402,149
Murata Manufacturing Co. Ltd.	12,400	724,293
Nexon Co. Ltd.	12,400	281,506
Nidec Corp.	12,400	861,726
Nintendo Co. Ltd.	2,100	939,063
Nippon Paint Holdings Co. Ltd.	37,200	284,363
Nippon Telegraph & Telephone Corp.	24,800	708,420
Nomura Holdings Inc.	74,400	283,874
Nomura Research Institute Ltd.	12,400	372,549
NTT Data Corp.	12,400	187,674
Obayashi Corp.	37,200	273,585
Olympus Corp.	24,800	530,773
Omron Corp.	2,100	117,449
Ono Pharmaceutical Co. Ltd.	12,400	348,674
Oriental Land Co. Ltd./Japan	4,100	622,498
ORIX Corp.	24,800	441,981
Otsuka Holdings Co. Ltd.	12,400	442,965
Panasonic Holdings Corp.	24,800	204,752
Recruit Holdings Co. Ltd.	24,800	926,851
Renesas Electronics Corp.(a)	24,800	236,216
Resona Holdings Inc.	99,200	385,516
Ricoh Co. Ltd.	12,400	99,734
SBI Holdings Inc/Japan	12,400	251,564
Sekisui House Ltd.	12,400	219,621
Seven & i Holdings Co. Ltd.	12,400	505,427

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shimizu Corp.	49,600	$281,165
Shin-Etsu Chemical Co. Ltd.	6,700	858,231
Shiseido Co. Ltd.	12,400	510,052
SMC Corp.	600	295,702
SoftBank Corp.	37,200	430,116
SoftBank Group Corp.	24,800	1,041,768
Sompo Holdings Inc.	12,400	553,427
Sony Group Corp.	24,800	2,103,732
Subaru Corp.	15,400	267,974
Sumitomo Corp.	12,400	174,343
Sumitomo Metal Mining Co. Ltd.	12,400	389,903
Sumitomo Mitsui Financial Group Inc.	24,800	778,028
Sumitomo Mitsui Trust Holdings Inc.	12,400	407,331
Sumitomo Realty & Development Co. Ltd.	12,400	342,402
Takeda Pharmaceutical Co. Ltd.	24,875	729,837
Terumo Corp.	12,400	423,381
Tokio Marine Holdings Inc.	12,400	725,895
Tokyo Electron Ltd.	2,600	894,903
Toshiba Corp.	12,500	507,094
Toyota Motor Corp.	173,600	2,817,706
Unicharm Corp.	12,400	449,156
Yaskawa Electric Corp.	12,400	434,296
Yokogawa Electric Corp.	12,400	219,893
Z Holdings Corp.	62,000	219,123

		49,032,350

Kuwait — 0.1%
Agility Public Warehousing Co. KSC	79,908	233,281
Kuwait Finance House KSCP	81,999	238,169
Mobile Telecommunications Co. KSCP	165,540	327,962
National Bank of Kuwait SAKP	124,248	433,902

		1,233,314

Malaysia — 0.1%
Dialog Group Bhd	458,800	228,100
Malayan Banking Bhd	111,600	222,275
Petronas Dagangan Bhd	99,200	499,288
Public Bank Bhd	207,300	216,277

		1,165,940

Mexico — 0.2%
Alfa SAB de CV, Class A	260,400	178,961
America Movil SAB de CV, Series L, NVS	322,401	306,815
Fomento Economico Mexicano SAB de CV	37,200	231,808
Grupo Carso SAB de CV, Series A1	37,200	145,092
Grupo Financiero Banorte SAB de CV, Class O	37,201	211,667
Grupo Mexico SAB de CV, Series B	74,400	294,162
Wal-Mart de Mexico SAB de CV	74,400	269,490

		1,637,995

Netherlands — 1.1%
Adyen NV(a)(b)	372	669,143
Aegon NV	36,332	159,578
AerCap Holdings NV(a)(c)	4,340	194,692
Akzo Nobel NV	5,456	367,191
ASM International NV	620	190,446
ASML Holding NV	6,076	3,492,229
Davide Campari-Milano NV	26,908	298,729
Heineken NV	2,480	244,495
ING Groep NV	48,484	470,965
Koninklijke Ahold Delhaize NV	6,820	187,814
Koninklijke DSM NV	3,100	496,462
Koninklijke Philips NV	16,368	338,756

Security	Shares	Value

Netherlands (continued)
NN Group NV	4,960	$232,735
NXP Semiconductors NV	4,216	775,238
Prosus NV, Class N	14,756	962,608
Randstad NV	4,712	238,159
Wolters Kluwer NV	2,852	309,734

		9,628,974

New Zealand — 0.1%
Meridian Energy Ltd.	99,696	312,871
Xero Ltd.(a)	4,712	310,420

		623,291

Norway — 0.4%
Adevinta ASA(a)	27,528	209,333
DNB Bank ASA	37,324	736,245
Gjensidige Forsikring ASA	24,552	513,524
Kongsberg Gruppen ASA	8,308	306,139
Mowi ASA	21,760	502,114
Orkla ASA	66,836	576,946
Salmar ASA	5,580	399,688
Telenor ASA	44,144	536,091

		3,780,080

Peru — 0.0%
Southern Copper Corp.	5,456	271,709

Philippines — 0.1%
ACEN Corp.	1,525,200	231,932
BDO Unibank Inc.	60,500	131,328
International Container Terminal Services Inc.	68,200	240,266
SM Prime Holdings Inc.	289,800	192,594

		796,120

Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	42,532	278,619

Qatar — 0.1%
Barwa Real Estate Co.	410,440	402,514
Industries Qatar QSC	61,504	286,474
Mesaieed Petrochemical Holding Co.	578,832	430,583
Qatar National Bank QPSC	15,252	83,576

		1,203,147

Russia — 0.0%
Alrosa PJSC(d)	184,910	30
Magnit PJSC(d)	4,127	1
Magnit PJSC, GDR(d)	1	—
Mobile TeleSystems PJSC(d)	73,304	12
Moscow Exchange MICEX-Rates PJSC(a)(d)	152,460	24
Ozon Holdings PLC, GDR(a)(d)	5,270	1
Polymetal International PLC(d)	12,434	2
Polyus PJSC(d)	1,430	—
Sberbank of Russia PJSC(a)(d)	292,860	47
TCS Group Holding PLC, GDR(a)(d)	4,185	1
United Co. RUSAL International PJSC(a)(d)	509,950	82
VK Co. Ltd.(a)(d)	22,940	4
VTB Bank PJSC(d)	22,490,000	3
Yandex NV(a)(d)	9,920	1

		208

Saudi Arabia — 0.6%
Al Rajhi Bank	34,128	822,318
Alinma Bank	21,700	221,389
Arab National Bank	36,084	298,432
Bank Al-Jazira	9,300	65,528

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Banque Saudi Fransi	18,600	$254,968
Dar Al Arkan Real Estate Development Co.(a)	94,736	319,961
Dr Sulaiman Al Habib Medical Services Group Co.	3,720	204,106
Emaar Economic City(a)	81,964	222,182
Etihad Etisalat Co.	22,692	229,124
Riyad Bank	34,348	334,462
SABIC Agri-Nutrients Co.	10,540	376,129
Saudi British Bank (The)	27,900	314,090
Saudi National Bank (The)	46,500	872,886
Saudi Telecom Co.	23,064	620,159
Yanbu National Petrochemical Co.	16,244	215,984

		5,371,718

Singapore — 0.4%
Ascendas Real Estate Investment Trust	68,402	147,232
CapitaLand Integrated Commercial Trust	161,200	254,651
City Developments Ltd.	49,600	278,664
DBS Group Holdings Ltd.	24,800	565,895
Genting Singapore Ltd.	570,400	333,135
Keppel Corp. Ltd.	49,600	247,811
Oversea-Chinese Banking Corp. Ltd.(c)	41,100	348,310
Sea Ltd., ADR(a)(c)	6,200	473,184
Singapore Exchange Ltd.	12,600	90,324
Singapore Telecommunications Ltd.	272,800	515,885
United Overseas Bank Ltd.	5,100	101,752

		3,356,843

South Africa — 0.4%
Absa Group Ltd.	25,916	265,574
Anglo American Platinum Ltd.	2,356	180,730
Capitec Bank Holdings Ltd.	1,612	193,723
FirstRand Ltd.	129,208	511,118
Growthpoint Properties Ltd.	286,068	233,226
MTN Group Ltd.	35,216	295,560
Naspers Ltd., Class N	4,092	578,144
Nedbank Group Ltd.	20,398	266,638
Old Mutual Ltd.	125,364	85,509
Sanlam Ltd.	48,254	158,474
Standard Bank Group Ltd.	43,648	420,511

		3,189,207

South Korea — 1.4%
Amorepacific Corp.(c)	1,488	148,085
Celltrion Inc.	1,716	251,232
Coway Co. Ltd.(c)	4,092	201,864
Doosan Enerbility Co. Ltd.	10,540	152,914
GS Engineering & Construction Corp.	6,324	145,385
Hana Financial Group Inc.	8,556	245,185
Hotel Shilla Co. Ltd.	1,612	89,287
Hyundai Mobis Co. Ltd.	1,488	261,899
Hyundai Motor Co.	2,604	393,759
Industrial Bank of Korea	23,808	172,306
Kakao Corp.	6,324	365,187
KB Financial Group Inc.	6,337	235,685
Kia Corp.	4,836	302,769
KT&G Corp.	6,944	437,674
LG Chem Ltd.	496	231,014
LG Electronics Inc.	2,604	189,942
LG Energy Solution(a)(c)	992	323,474
LG H&H Co. Ltd.	248	149,055
LG Innotek Co. Ltd.	620	173,835
NAVER Corp.(c)	2,356	471,297

Security	Shares	Value

South Korea (continued)
NCSoft Corp.(c)	620	$178,119
Samsung Biologics Co. Ltd.(a)(b)	620	412,961
Samsung C&T Corp.	2,356	218,716
Samsung Electronics Co. Ltd.	76,632	3,627,387
Samsung Engineering Co. Ltd.(a)	10,168	153,907
Samsung Fire & Marine Insurance Co. Ltd.	992	150,707
Samsung Life Insurance Co. Ltd.	7,068	330,407
Samsung SDI Co. Ltd.	868	381,529
Samsung SDS Co. Ltd.	1,364	143,067
Shinhan Financial Group Co. Ltd.	9,424	259,529
SK Hynix Inc.	9,052	684,302
SK IE Technology Co. Ltd.(a)(b)	2,232	141,295
SK Inc.	3,348	567,893
Woori Financial Group Inc.	12,524	114,929

		12,306,596

Spain — 0.7%
Acciona SA	1,240	255,155
Aena SME SA(a)(b)	2,232	282,325
Amadeus IT Group SA(a)	9,052	527,824
Banco Bilbao Vizcaya Argentaria SA	109,244	495,058
Banco Santander SA	276,892	692,748
CaixaBank SA	70,556	211,861
Cellnex Telecom SA(b)	8,184	366,063
EDP Renovaveis SA	29,884	777,261
Enagas SA	7,009	138,348
Ferrovial SA	14,380	385,069
Iberdrola SA	82,956	885,843
Iberdrola SA, NVS	2,286	24,366
Industria de Diseno Textil SA	25,048	608,340
Red Electrica Corp. SA	9,559	187,934
Telefonica SA	123,261	550,199

		6,388,394

Sweden — 0.8%
Assa Abloy AB, Class B	15,128	357,414
Atlas Copco AB, Class A	19,592	229,018
Atlas Copco AB, Class B	42,785	444,437
Boliden AB	21,204	708,614
Epiroc AB, Class A	12,772	225,830
EQT AB	4,960	134,631
Evolution AB(b)	3,472	336,891
H & M Hennes & Mauritz AB, Class B	22,320	285,574
Hexagon AB, Class B	26,288	309,529
Holmen AB, Class B	4,340	178,339
Industrivarden AB, Class C	10,912	281,532
Investor AB, Class B	48,608	907,109
Nibe Industrier AB, Class B	31,992	322,291
Sandvik AB	15,500	285,606
Skanska AB, Class B	14,756	251,737
Svenska Cellulosa AB SCA, Class B	15,996	233,855
Swedish Match AB	23,064	241,446
Tele2 AB, Class B	19,220	219,562
Telefonaktiebolaget LM Ericsson, Class B	53,692	408,394
Telia Co. AB	63,488	234,547
Volvo AB, Class B	33,604	603,327
Volvo Car AB, Class B(a)	17,980	133,875

		7,333,558

Switzerland — 2.6%
ABB Ltd., Registered	25,296	768,988
Adecco Group AG, Registered	6,324	222,776

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Alcon Inc.	5,704	$448,928
Cie. Financiere Richemont SA, Class A, Registered	8,680	1,046,613
Credit Suisse Group AG, Registered	32,240	187,526
Geberit AG, Registered	496	261,232
Givaudan SA, Registered	173	604,731
Julius Baer Group Ltd.	6,820	352,662
Kuehne + Nagel International AG, Registered	868	233,771
Logitech International SA, Registered	3,596	202,319
Lonza Group AG, Registered	744	452,167
Nestle SA, Registered	42,532	5,211,330
Novartis AG, Registered	34,100	2,930,200
Partners Group Holding AG	248	270,753
Roche Holding AG, NVS	10,664	3,540,496
Schindler Holding AG, Participation Certificates, NVS	1,240	242,369
SGS SA, Registered	124	302,618
Siemens Energy AG(a)	9,424	156,603
Sika AG, Registered	3,596	888,526
Sonova Holding AG, Registered	620	223,313
STMicroelectronics NV	10,292	389,486
Straumann Holding AG	2,232	301,879
Swatch Group AG (The), Bearer	992	264,087
Swiss Life Holding AG, Registered	620	328,436
Swiss Re AG	4,588	344,269
Swisscom AG, Registered	372	201,117
TE Connectivity Ltd.	5,952	795,961
Temenos AG, Registered	1,860	147,633
UBS Group AG, Registered	56,296	919,895
VAT Group AG(b)	992	288,842
Vifor Pharma AG (a)	1,116	194,979
Zurich Insurance Group AG	1,736	757,813

		23,482,318

Taiwan — 1.6%
Acer Inc.	248,000	188,165
Catcher Technology Co. Ltd.	124,000	708,217
Cathay Financial Holding Co. Ltd.	380,253	580,097
China Development Financial Holding Corp.	496,542	214,949
CTBC Financial Holding Co. Ltd.	496,400	381,369
Delta Electronics Inc.	35,000	304,399
E.Sun Financial Holding Co. Ltd.	265,179	244,439
Fubon Financial Holding Co. Ltd.	248,380	466,560
Hon Hai Precision Industry Co. Ltd.	161,720	591,045
Hotai Motor Co. Ltd.	21,000	425,312
MediaTek Inc.	25,000	576,002
Mega Financial Holding Co. Ltd.	124,000	146,892
Powerchip Semiconductor Manufacturing Corp.	124,000	146,983
Shin Kong Financial Holding Co. Ltd.	992,675	283,755
SinoPac Financial Holdings Co. Ltd.	744,200	421,500
Taishin Financial Holding Co. Ltd.	372,846	196,267
Taiwan Cooperative Financial Holding Co. Ltd.	372,754	341,754
Taiwan Semiconductor Manufacturing Co. Ltd.	393,000	6,739,779
Uni-President Enterprises Corp.	124,000	291,913
United Microelectronics Corp.	248,000	333,624
WPG Holdings Ltd.	124,000	208,341
Yuanta Financial Holding Co. Ltd.	496,600	332,870

		14,124,232

Thailand — 0.2%
Airports of Thailand PCL, NVDR(a)	248,000	477,844
Bangkok Expressway & Metro PCL, NVDR	1,438,400	341,707
Krung Thai Bank PCL, NVDR	768,800	334,351

Security	Shares	Value

Thailand (continued)
SCB X PCL, NVS	131,000	$361,220

		1,515,122

Turkey — 0.0%
Akbank TAS	177,127	85,318
Haci Omer Sabanci Holding AS	219,480	243,411

		328,729

United Arab Emirates — 0.1%
Emaar Properties PJSC	191,580	287,503
Emirates Telecommunications Group Co. PJSC	65,100	494,484
First Abu Dhabi Bank PJSC	82,356	435,869

		1,217,856

United Kingdom — 3.8%
3i Group PLC	37,728	586,208
abrdn PLC	63,072	127,874
Amcor PLC	23,684	306,708
Antofagasta PLC	27,032	384,630
Ashtead Group PLC	6,820	383,896
AstraZeneca PLC	23,560	3,099,111
Aviva PLC	60,264	291,848
BAE Systems PLC	35,836	336,813
Barclays PLC	298,344	571,497
Barratt Developments PLC	28,768	176,397
Berkeley Group Holdings PLC	3,663	189,829
British American Tobacco PLC	41,664	1,632,547
British Land Co. PLC (The)	39,184	235,603
BT Group PLC	139,624	275,663
Bunzl PLC	7,316	274,574
Burberry Group PLC	9,548	209,899
Clarivate PLC(a)	12,772	185,066
CNH Industrial NV	17,236	222,045
Coca-Cola Europacific Partners PLC	4,836	261,724
Compass Group PLC	34,596	810,807
Croda International PLC	4,216	385,553
DCC PLC	2,728	178,109
Diageo PLC	38,812	1,838,596
Entain PLC(a)	13,516	198,889
Experian PLC	16,534	578,893
Ferguson PLC	2,976	374,377
GSK PLC	67,753	1,423,504
Haleon PLC(a)	84,692	300,956
Halma PLC	7,316	206,040
HSBC Holdings PLC	303,056	1,898,330
Imperial Brands PLC	25,792	566,298
Informa PLC(a)	38,936	283,168
Intertek Group PLC	3,224	172,307
Johnson Matthey PLC	7,564	197,757
Land Securities Group PLC	25,296	226,046
Legal & General Group PLC	145,880	465,870
Lloyds Banking Group PLC	1,198,584	663,606
London Stock Exchange Group PLC	5,208	508,263
M&G PLC	93,868	244,686
National Grid PLC	63,364	872,496
NatWest Group PLC	74,400	225,972
Ocado Group PLC(a)(c)	7,936	81,584
Pearson PLC	17,732	164,114
Persimmon PLC	6,854	158,096
Prudential PLC	42,117	519,487
Reckitt Benckiser Group PLC	12,276	995,764
RELX PLC	33,108	980,309

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Rentokil Initial PLC	27,900	$184,222
Rolls-Royce Holdings PLC(a)	165,292	180,654
Royalty Pharma PLC, Class A	6,448	280,423
Sage Group PLC (The)	124	1,069
Segro PLC	16,244	217,312
Severn Trent PLC	15,128	543,879
Shell PLC	100,936	2,692,600
Smith & Nephew PLC	14,756	189,189
Smiths Group PLC	14,756	278,478
Standard Chartered PLC	25,172	173,503
Taylor Wimpey PLC	169,136	263,257
Tesco PLC	90,396	289,912
Unilever PLC	43,221	2,104,987
United Utilities Group PLC	37,944	504,144
Vodafone Group PLC	497,116	732,579
Whitbread PLC	7,812	248,655
WPP PLC	25,544	275,681

		34,432,353

United States — 60.7%
3M Co.	7,936	1,136,753
A O Smith Corp.	3,596	227,519
Abbott Laboratories	27,652	3,009,644
AbbVie Inc.	27,900	4,003,929
Abiomed Inc.(a)	992	290,666
Accenture PLC, Class A	9,796	3,000,123
Activision Blizzard Inc.	12,152	971,552
Adobe Inc.(a)	7,192	2,949,583
Advanced Micro Devices Inc.(a)	26,412	2,495,142
Affirm Holdings Inc.(a)	1,736	46,594
Aflac Inc.	10,788	618,152
Agilent Technologies Inc.	5,084	681,764
Airbnb Inc., Class A(a)	6,324	701,837
Akamai Technologies Inc.(a)	2,356	226,694
Albemarle Corp.	2,852	696,772
Alexandria Real Estate Equities Inc.	1,860	308,351
Align Technology Inc.(a)	1,364	383,243
Alleghany Corp.(a)	248	207,695
Allegion PLC	1,612	170,388
Allstate Corp. (The)	5,208	609,180
Alnylam Pharmaceuticals Inc.(a)	1,860	264,194
Alphabet Inc., Class A(a)	94,240	10,961,997
Alphabet Inc., Class C, NVS(a)	84,320	9,835,085
Altria Group Inc.	35,836	1,571,767
Amazon.com Inc.(a)	139,872	18,875,726
AMC Entertainment Holdings Inc., Class A(a)(c)	8,432	122,770
AMERCO	372	199,794
American Express Co.	9,052	1,394,189
American International Group Inc.	16,616	860,210
American Tower Corp.	7,316	1,981,392
American Water Works Co. Inc.	10,044	1,561,239
Ameriprise Financial Inc.	1,488	401,641
AmerisourceBergen Corp.	1,860	271,430
AMETEK Inc.	3,100	382,850
Amgen Inc.	8,804	2,178,726
Amphenol Corp., Class A	9,176	707,745
Analog Devices Inc.	8,432	1,449,967
Annaly Capital Management Inc.	61,628	424,001
Ansys Inc.(a)	1,364	380,542
Aon PLC, Class A	2,976	866,135
Apollo Global Management Inc.	6,820	389,422

Security	Shares	Value

United States (continued)
Apple Inc.	249,116	$40,483,841
Applied Materials Inc.	14,384	1,524,416
Aptiv PLC(a)	4,588	481,235
Arch Capital Group Ltd.	2,108	93,595
Arista Networks Inc.(a)	3,348	390,477
Arrow Electronics Inc.(a)	1,860	238,396
Arthur J Gallagher & Co.	2,356	421,700
AT&T Inc.	121,148	2,275,159
Atmos Energy Corp.	6,324	767,670
Autodesk Inc.(a)	3,472	751,063
Automatic Data Processing Inc.	7,316	1,764,034
AutoZone Inc.(a)	372	795,109
AvalonBay Communities Inc.	2,108	450,986
Avantor Inc.(a)	10,540	305,871
Avery Dennison Corp.	2,728	519,575
Baker Hughes Co.	28,768	739,050
Ball Corp.	6,696	491,620
Bank of America Corp.	101,060	3,416,839
Bank of New York Mellon Corp. (The)	11,780	511,959
Bath & Body Works Inc.	3,968	141,023
Baxter International Inc.	6,820	400,061
Becton Dickinson and Co.	4,464	1,090,600
Berkshire Hathaway Inc., Class B(a)	18,352	5,516,611
Best Buy Co. Inc.	2,976	229,122
Bill.com Holdings Inc.(a)(c)	1,240	167,499
Biogen Inc.(a)	2,480	533,349
BioMarin Pharmaceutical Inc.(a)	2,852	245,415
Bio-Rad Laboratories Inc., Class A(a)	496	279,377
Bio-Techne Corp.	744	286,648
Black Knight Inc.(a)	3,100	203,608
BlackRock Inc.(e)	2,108	1,410,631
Blackstone Inc., NVS	11,656	1,189,728
Block Inc.(a)	7,680	584,141
Boeing Co. (The)(a)	8,432	1,343,302
Booking Holdings Inc.(a)	744	1,440,153
Booz Allen Hamilton Holding Corp.	3,100	297,538
BorgWarner Inc.	3,348	128,764
Boston Properties Inc.	2,108	192,165
Boston Scientific Corp.(a)	23,684	972,228
Bristol-Myers Squibb Co.	37,820	2,790,360
Broadcom Inc.	6,572	3,519,175
Broadridge Financial Solutions Inc.	1,240	199,082
Brown & Brown Inc.	3,720	242,172
Brown-Forman Corp., Class B	5,625	417,487
Burlington Stores Inc.(a)	1,116	157,501
Cadence Design Systems Inc.(a)	3,968	738,365
Camden Property Trust	992	139,971
Capital One Financial Corp.	5,456	599,232
Cardinal Health Inc.	3,844	228,949
Carlyle Group Inc. (The)	10,788	419,761
Carrier Global Corp.	14,136	572,932
Catalent Inc.(a)	2,852	322,561
Caterpillar Inc.	7,812	1,548,729
Cboe Global Markets Inc.	2,852	351,880
CBRE Group Inc., Class A(a)	6,324	541,461
CDW Corp./DE	1,860	337,646
Centene Corp.(a)	7,316	680,168
CH Robinson Worldwide Inc.	2,356	260,809
Charles River Laboratories International Inc.(a)	1,116	279,603
Charles Schwab Corp. (The)	21,204	1,464,136

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Charter Communications Inc., Class A(a)	1,860	$803,706
Cheniere Energy Inc.	9,548	1,428,190
Chevron Corp.	19,096	3,127,543
Chipotle Mexican Grill Inc.(a)(c)	496	775,853
Chubb Ltd.	6,076	1,146,177
Church & Dwight Co. Inc.	4,216	370,882
Cigna Corp.	4,836	1,331,641
Cincinnati Financial Corp.	1,860	181,052
Cintas Corp.	1,860	791,411
Cisco Systems Inc.	66,836	3,032,349
Citigroup Inc.	32,116	1,666,820
Citizens Financial Group Inc.	12,276	466,120
Citrix Systems Inc.	1,736	176,048
Clorox Co. (The)	2,232	316,587
Cloudflare Inc., Class A(a)(c)	3,720	187,190
CME Group Inc.	5,332	1,063,627
Coca-Cola Co. (The)	67,952	4,360,480
Cognex Corp.	3,472	177,003
Cognizant Technology Solutions Corp., Class A	9,548	648,882
Coinbase Global Inc., Class A(a)(c)	2,976	187,369
Colgate-Palmolive Co.	14,756	1,161,887
Comcast Corp., Class A	69,688	2,614,694
ConocoPhillips	17,732	1,727,629
Constellation Brands Inc., Class A	3,348	824,646
Constellation Energy Corp.	4,092	270,481
Cooper Companies Inc. (The)	868	283,836
Copart Inc.(a)	5,208	667,145
Corning Inc.	8,804	323,635
Corteva Inc.	17,856	1,027,613
CoStar Group Inc.(a)	7,068	513,066
Costco Wholesale Corp.	7,440	4,027,272
Crowdstrike Holdings Inc., Class A(a)	2,976	546,394
Crown Castle International Corp.	7,068	1,276,905
Crown Holdings Inc.	1,860	189,125
CSX Corp.	34,844	1,126,506
Cummins Inc.	1,488	329,309
CVS Health Corp.	20,212	1,933,884
Danaher Corp.	10,416	3,035,951
Darden Restaurants Inc.	2,480	308,735
Datadog Inc., Class A(a)	3,348	341,529
Deere & Co.	4,340	1,489,401
Dell Technologies Inc., Class C	7,192	324,072
DENTSPLY SIRONA Inc.	5,208	188,321
Devon Energy Corp.	36,952	2,322,433
Dexcom Inc.(a)	5,952	488,540
Digital Realty Trust Inc.	2,604	344,900
Discover Financial Services	2,480	250,480
DocuSign Inc.(a)	2,852	182,471
Dollar General Corp.	3,100	770,133
Dollar Tree Inc.(a)	3,472	574,130
Domino’s Pizza Inc.	620	243,108
DoorDash Inc., Class A(a)(c)	4,216	294,066
Dover Corp.	1,612	215,492
DR Horton Inc.	6,200	483,786
Duke Realty Corp.	5,828	364,600
DuPont de Nemours Inc.	6,944	425,181
Eaton Corp. PLC	5,332	791,215
eBay Inc.	10,912	530,651
Ecolab Inc.	7,812	1,290,308
Edison International	16,492	1,117,663

Security	Shares	Value

United States (continued)
Edwards Lifesciences Corp.(a)	10,044	$1,009,824
Elanco Animal Health Inc.(a)	12,028	243,687
Electronic Arts Inc.	4,216	553,266
Elevance Health Inc.	3,596	1,715,652
Eli Lilly & Co.	12,524	4,129,038
Emerson Electric Co.	9,052	815,314
Enphase Energy Inc.(a)	2,356	669,528
Entegris Inc.	2,480	272,552
EPAM Systems Inc.(a)	992	346,456
Equifax Inc.	2,480	518,097
Equinix Inc.	1,240	872,638
Equitable Holdings Inc.	10,540	299,652
Equity Residential	5,580	437,416
Essential Utilities Inc.	17,484	908,119
Essex Property Trust Inc.	744	213,178
Estee Lauder Companies Inc. (The), Class A	4,588	1,252,983
Etsy Inc.(a)(c)	2,480	257,226
Eversource Energy	18,724	1,651,831
Exact Sciences Corp.(a)(c)	3,720	167,772
Exelon Corp.	1,612	74,942
Expedia Group Inc.(a)	3,100	328,755
Expeditors International of Washington Inc.	3,596	382,075
Extra Space Storage Inc.	2,356	446,509
FactSet Research Systems Inc.	620	266,402
Fastenal Co.	8,184	420,330
FedEx Corp.	1,364	317,935
Fidelity National Financial Inc.	9,052	361,718
Fidelity National Information Services Inc.	10,168	1,038,763
Fifth Third Bancorp	9,424	321,547
First Republic Bank/CA	2,852	464,049
Fiserv Inc.(a)	10,062	1,063,352
FleetCor Technologies Inc.(a)	1,240	272,912
FMC Corp.	4,712	523,503
Ford Motor Co.	60,760	892,564
Fortinet Inc.(a)	10,540	628,711
Fortive Corp.	6,944	447,541
Fortune Brands Home & Security Inc., NVS	3,844	267,850
Fox Corp., Class A, NVS	6,820	225,810
Franklin Resources Inc.	9,672	265,496
Freeport-McMoRan Inc.	38,440	1,212,782
Garmin Ltd.	2,976	290,517
Gartner Inc.(a)(c)	1,612	427,954
Generac Holdings Inc.(a)	1,116	299,423
General Dynamics Corp.	3,720	843,212
General Electric Co.	17,112	1,264,748
General Mills Inc.	10,664	797,561
General Motors Co.(a)	20,460	741,880
Genuine Parts Co.	2,108	322,250
Gilead Sciences Inc.	21,080	1,259,530
Global Payments Inc.	4,836	591,539
GoDaddy Inc., Class A(a)	2,480	183,966
Goldman Sachs Group Inc. (The)	5,456	1,818,976
Halliburton Co.	72,788	2,132,688
Hartford Financial Services Group Inc. (The)	4,960	319,771
Hasbro Inc.	2,728	214,748
HCA Healthcare Inc.	3,720	790,202
Henry Schein Inc.(a)	3,348	263,923
Hershey Co. (The)	2,976	678,409
Hess Corp.	1,612	181,302
Hewlett Packard Enterprise Co.	35,960	512,070

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Hilton Worldwide Holdings Inc.	3,348	$428,778
Hologic Inc.(a)	3,844	274,385
Home Depot Inc. (The)	15,748	4,739,203
Honeywell International Inc.	11,532	2,219,449
Horizon Therapeutics PLC(a)	2,480	205,766
Host Hotels & Resorts Inc.	17,112	304,765
Howmet Aerospace Inc.	8,928	331,497
HP Inc.	21,824	728,703
HubSpot Inc.(a)	620	190,960
Humana Inc.	1,984	956,288
Huntington Bancshares Inc./OH	16,244	215,883
IDEX Corp.	1,736	362,390
IDEXX Laboratories Inc.(a)	1,116	445,485
Illinois Tool Works Inc.	5,332	1,107,776
Illumina Inc.(a)	2,480	537,366
Incyte Corp.(a)	3,472	269,705
Ingersoll Rand Inc.	4,960	247,008
Insulet Corp.(a)	992	245,818
Intel Corp.	64,728	2,350,274
Intercontinental Exchange Inc.	8,060	822,039
International Business Machines Corp.	15,128	1,978,591
International Flavors & Fragrances Inc.	6,820	846,021
Interpublic Group of Companies Inc. (The)	8,928	266,679
Intuit Inc.	4,092	1,866,648
Intuitive Surgical Inc.(a)	5,952	1,369,972
Invitation Homes Inc.	5,952	232,307
IQVIA Holdings Inc.(a)	3,348	804,424
Iron Mountain Inc.	4,960	240,510
Jack Henry & Associates Inc.	992	206,108
Jacobs Engineering Group Inc.	1,860	255,378
Jazz Pharmaceuticals PLC(a)	992	154,812
JM Smucker Co. (The)	1,736	229,708
Johnson & Johnson	40,548	7,076,437
Johnson Controls International PLC	13,764	742,017
JPMorgan Chase & Co.	43,052	4,966,479
Juniper Networks Inc.	9,796	274,582
Kellogg Co.	3,720	274,982
Keurig Dr Pepper Inc.	17,980	696,545
KeyCorp.	23,312	426,610
Keysight Technologies Inc.(a)	1,860	302,436
Kimberly-Clark Corp.	3,224	424,891
Kimco Realty Corp.	8,308	183,690
Kinder Morgan Inc.	36,456	655,843
KKR & Co. Inc.	9,052	502,024
KLA Corp.	2,480	951,179
Knight-Swift Transportation Holdings Inc.	3,720	204,414
Kraft Heinz Co. (The)	14,756	543,463
Kroger Co. (The)	9,300	431,892
L3Harris Technologies Inc.	2,649	635,681
Laboratory Corp. of America Holdings	1,488	390,139
Lam Research Corp.	2,232	1,117,138
Las Vegas Sands Corp.(a)(c)	6,572	247,699
Leidos Holdings Inc.	2,604	278,628
Lennar Corp., Class A	4,836	411,060
Lennox International Inc.	1,488	356,421
Liberty Broadband Corp., Class C (a)	2,604	283,654
Liberty Global PLC, Class C, NVS(a)	15,996	366,148
Lincoln National Corp.	4,092	210,083
Live Nation Entertainment Inc.(a)	2,976	279,714
LKQ Corp.	4,712	258,406

Security	Shares	Value

United States (continued)
Lockheed Martin Corp.	3,968	$1,641,998
Loews Corp.	12,276	715,077
Lowe’s Companies Inc.	10,292	1,971,227
LPL Financial Holdings Inc.(c)	1,364	286,331
Lucid Group Inc.(a)(c)	9,548	174,251
Lululemon Athletica Inc.(a)	2,108	654,555
M&T Bank Corp.	2,852	506,087
Markel Corp.(a)	124	160,845
MarketAxess Holdings Inc.	620	167,884
Marriott International Inc./MD, Class A	2,728	433,261
Marsh & McLennan Companies Inc.	8,308	1,362,180
Marvell Technology Inc.	14,384	800,901
Masco Corp.	8,556	473,831
Masimo Corp.(a)	1,612	233,063
Mastercard Inc., Class A	13,268	4,694,086
Match Group Inc.(a)(c)	3,844	281,804
McCormick & Co. Inc./MD, NVS	5,208	454,919
McDonald’s Corp.	11,780	3,102,499
McKesson Corp.	2,480	847,118
Medical Properties Trust Inc.	9,300	160,332
Medtronic PLC	21,080	1,950,322
MercadoLibre Inc.(a)(c)	744	605,400
Merck & Co. Inc.	40,176	3,589,324
Meta Platforms Inc, Class A(a)	35,464	5,642,322
MetLife Inc.	10,416	658,812
Mettler-Toledo International Inc.(a)	372	502,100
MGM Resorts International	7,564	247,570
Microchip Technology Inc.	8,680	597,705
Micron Technology Inc.	16,988	1,050,878
Microsoft Corp.	107,632	30,216,608
Mid-America Apartment Communities Inc.	1,116	207,275
Moderna Inc.(a)	5,580	915,622
Molina Healthcare Inc.(a)	1,002	328,375
Molson Coors Beverage Co., Class B	3,348	200,043
Mondelez International Inc., Class A	24,676	1,580,251
MongoDB Inc.(a)(c)	868	271,224
Monolithic Power Systems Inc.	620	288,126
Monster Beverage Corp.(a)	7,688	765,879
Moody’s Corp.	1,984	615,536
Morgan Stanley	20,336	1,714,325
Mosaic Co. (The)	10,416	548,507
Motorola Solutions Inc.	2,728	650,873
MSCI Inc.	868	417,803
NetApp Inc.	3,968	283,037
Netflix Inc.(a)	7,564	1,701,144
Newell Brands Inc.	11,160	225,544
Newmont Corp.	6,324	286,351
NextEra Energy Inc.	23,684	2,001,061
Nike Inc., Class B	19,592	2,251,513
Nordson Corp.	744	171,857
Norfolk Southern Corp.	3,348	840,917
Northern Trust Corp.	2,356	235,082
Northrop Grumman Corp.	2,480	1,187,672
NortonLifeLock Inc.	10,168	249,421
Novocure Ltd.(a)	1,736	118,031
Nucor Corp.	3,348	454,658
Nvidia Corp.	38,812	7,049,424
Occidental Petroleum Corp.	10,912	717,464
Okta Inc.(a)	1,984	195,325
Old Dominion Freight Line Inc.(c)	1,736	526,893

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Omnicom Group Inc.	3,472	$242,484
ON Semiconductor Corp.(a)	3,968	264,983
ONEOK Inc.	20,956	1,251,911
Oracle Corp.	25,916	2,017,301
O’Reilly Automotive Inc.(a)	1,116	785,206
Otis Worldwide Corp.	7,564	591,278
PACCAR Inc.	4,588	419,894
Palantir Technologies Inc., Class A(a)(c)	27,528	284,915
Palo Alto Networks Inc.(a)(c)	1,488	742,661
Paramount Global, Class B, NVS	8,680	205,282
Parker-Hannifin Corp.	1,860	537,707
Paychex Inc.	5,952	763,523
Paycom Software Inc.(a)	744	245,885
PayPal Holdings Inc.(a)	16,864	1,459,242
Peloton Interactive Inc., Class A(a)	5,828	55,308
Pentair PLC	5,332	260,681
PepsiCo Inc.	22,444	3,926,802
PerkinElmer Inc.	1,984	303,889
Pfizer Inc.	89,404	4,515,796
PG&E Corp.(a)	23,188	251,822
Philip Morris International Inc.	26,412	2,565,926
Phillips 66	3,348	297,972
Pinterest Inc., Class A(a)	8,556	166,671
Pioneer Natural Resources Co.	13,392	3,173,234
Plug Power Inc.(a)(c)	10,168	216,985
PNC Financial Services Group Inc. (The)	7,192	1,193,440
Pool Corp.	744	266,129
PPG Industries Inc.	6,944	897,790
Principal Financial Group Inc.	5,704	381,826
Procter & Gamble Co. (The)	37,944	5,270,801
Progressive Corp. (The)	8,680	998,721
Prologis Inc.	12,028	1,594,432
Prudential Financial Inc.	6,820	681,932
PTC Inc.(a)	1,984	244,786
Public Storage	2,728	890,446
PulteGroup Inc.	4,960	216,355
Qualcomm Inc.	18,228	2,644,154
Quanta Services Inc.	2,356	326,848
Quest Diagnostics Inc.	1,984	270,955
Raymond James Financial Inc.	2,356	231,995
Raytheon Technologies Corp.	25,048	2,334,724
Realty Income Corp.	6,847	506,610
Regency Centers Corp.	4,464	287,616
Regeneron Pharmaceuticals Inc.(a)	1,736	1,009,814
Regions Financial Corp.	22,816	483,243
ResMed Inc.	2,232	536,841
Robert Half International Inc.	2,728	215,894
ROBLOX Corp., Class A(a)(c)	7,316	314,076
Rockwell Automation Inc.	1,364	348,202
Roku Inc.(a)(c)	2,108	138,116
Rollins Inc.(c)	7,936	306,092
Roper Technologies Inc.	1,736	758,059
Ross Stores Inc.	4,836	392,973
S&P Global Inc.	5,712	2,153,024
Salesforce Inc.(a)	15,128	2,783,855
SBA Communications Corp.	1,984	666,207
Schlumberger NV	33,728	1,248,948
Seagen Inc.(a)	1,736	312,445
Sealed Air Corp.	3,968	242,524
Sempra Energy	7,192	1,192,434

Security	Shares	Value

United States (continued)
ServiceNow Inc.(a)	2,976	$1,329,260
Sherwin-Williams Co. (The)	4,960	1,200,022
Signature Bank/New York NY	1,116	207,096
Simon Property Group Inc.	6,324	687,039
Skyworks Solutions Inc.	1,984	216,018
Snap Inc., Class A, NVS(a)	17,608	173,967
Snap-on Inc.	1,364	305,604
Snowflake Inc., Class A(a)	3,472	520,488
SolarEdge Technologies Inc.(a)(c)	868	312,593
Splunk Inc.(a)(c)	2,108	219,042
SS&C Technologies Holdings Inc.	3,844	227,449
Stanley Black & Decker Inc.	2,976	289,654
Starbucks Corp.	19,840	1,682,035
State Street Corp.	5,208	369,976
Stryker Corp.	5,084	1,091,789
Sun Communities Inc.	1,240	203,310
SVB Financial Group(a)	992	400,322
Synopsys Inc.(a)	2,108	774,690
Sysco Corp.	10,044	852,736
T Rowe Price Group Inc.	3,472	428,688
Take-Two Interactive Software Inc.(a)	2,480	329,170
Targa Resources Corp.	5,580	385,634
Target Corp.	6,944	1,134,511
Teladoc Health Inc.(a)	3,224	118,804
Teledyne Technologies Inc.(a)	744	291,202
Teleflex Inc.	620	149,085
Teradyne Inc.	2,976	300,249
Tesla Inc.(a)	13,516	12,048,838
Texas Instruments Inc.	14,136	2,528,789
Textron Inc.	3,596	236,041
Thermo Fisher Scientific Inc.	6,200	3,710,142
TJX Companies Inc. (The)	18,848	1,152,744
T-Mobile U.S. Inc.(a)	10,044	1,436,895
Tractor Supply Co.	1,488	284,922
Trade Desk Inc. (The), Class A(a)	6,944	312,480
Tradeweb Markets Inc., Class A	2,728	192,379
TransDigm Group Inc.(a)	620	385,851
TransUnion	3,224	255,438
Travelers Companies Inc. (The)	2,976	472,291
Trimble Inc.(a)	4,960	344,373
Truist Financial Corp.	21,824	1,101,457
Twilio Inc., Class A(a)	3,100	262,880
Twitter Inc.(a)	12,152	505,645
U.S. Bancorp.	21,452	1,012,534
Uber Technologies Inc.(a)	28,148	660,071
UDR Inc.	2,852	138,037
UGI Corp.	4,588	198,018
Ulta Beauty, Inc.(a)	868	337,574
Union Pacific Corp.	9,672	2,198,446
United Parcel Service Inc., Class B	10,788	2,102,473
United Rentals Inc.(a)	1,364	440,122
UnitedHealth Group Inc.	13,516	7,330,267
Vail Resorts Inc.	744	176,425
Valero Energy Corp.	6,169	683,340
Veeva Systems Inc., Class A(a)	2,728	609,926
Ventas Inc.	5,084	273,418
VeriSign Inc.(a)	1,364	258,014
Verisk Analytics Inc.	3,224	613,366
Verizon Communications Inc.	69,936	3,230,344
Vertex Pharmaceuticals Inc.(a)	3,968	1,112,667

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
VF Corp.	6,820	$304,718
Viatris Inc.	28,644	277,560
VICI Properties Inc.	16,244	555,382
Visa Inc., Class A	25,296	5,365,535
VMware Inc., Class A	3,596	417,855
Vornado Realty Trust	6,448	195,955
Vulcan Materials Co.	4,092	676,530
Walgreens Boots Alliance Inc.	15,748	623,936
Walmart Inc.	23,064	3,045,601
Walt Disney Co. (The)(a)	26,660	2,828,626
Warner Bros. Discovery Inc.(a)	32,240	483,600
Waters Corp.(a)	992	361,118
Webster Financial Corp.	5,828	270,711
Wells Fargo & Co.	58,404	2,562,183
Welltower Inc.	6,696	578,133
West Pharmaceutical Services Inc.	868	298,210
Western Digital Corp.(a)	5,084	249,624
Western Union Co. (The)	12,648	215,269
Westinghouse Air Brake Technologies Corp.	4,216	394,070
Weyerhaeuser Co.	13,888	504,412
Whirlpool Corp.	1,116	192,923
Williams Companies Inc. (The)	45,508	1,551,368
Willis Towers Watson PLC	1,632	337,726
Workday Inc., Class A(a)	1,984	307,718
WW Grainger Inc.	744	404,386
Xylem Inc./NY	4,092	376,587
Yum! Brands Inc.	5,208	638,188
Zebra Technologies Corp., Class A(a)	744	266,121
Zendesk Inc.(a)	1,612	121,577
Zillow Group Inc., Class C (a)(c)	4,092	142,729
Zimmer Biomet Holdings Inc.	3,348	369,586
Zoetis Inc.	7,564	1,380,808
Zoom Video Communications Inc., Class A(a)	3,472	360,602
ZoomInfo Technologies Inc.(a)	4,216	159,744

		550,280,378

Total Common Stocks — 99.2% (Cost: $899,971,212)		899,844,601

Preferred Stocks

Brazil — 0.1%
Banco Bradesco SA, Preference Shares, NVS	62,092	209,170
Cia. Energetica de Minas Gerais, Preference Shares, NVS	108,872	236,509
Gerdau SA, Preference Shares, NVS	44,268	209,272
Itau Unibanco Holding SA, Preference Shares, NVS	34,348	156,800

		811,751

Security	Shares	Value

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	4,464	$443,373

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	34,472	254,258

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	7,564	483,213
Sartorius AG, Preference Shares, NVS	744	332,791
Volkswagen AG, Preference Shares, NVS	4,836	683,761

		1,499,765

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	11,532	506,827

Total Preferred Stocks — 0.4% (Cost: $3,883,302)		3,515,974

Total Long-Term Investments — 99.6% (Cost: $903,854,514)		903,360,575

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	9,662,264	9,661,298
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	1,320,000	1,320,000

Total Short-Term Securities — 1.2% (Cost: $10,979,630)		10,981,298

Total Investments in Securities — 100.8% (Cost: $914,834,144)		914,341,873

Liabilities in Excess of Other Assets — (0.8)%		(7,028,819)

Net Assets — 100.0%		$907,313,054

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,226,983	$5,438,984	(a)	$—		$(4,723)	$54	$9,661,298	9,662,264	$34,740	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,380,000	—		(60,000	)(a)	—	—	1,320,000	1,320,000	4,222		—
BlackRock Inc.	1,525,352	948,048		(457,876)		110,451	(715,344)	1,410,631	2,108	44,734		—

						$105,728	$(715,290)	$12,391,929		$83,696		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	9	09/16/22	$879	$45,977
MSCI Emerging Markets Index	10	09/16/22	499	2,781
S&P 500 E-Mini Index	9	09/16/22	1,860	129,683

				$178,441

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$178,441	$—	$—	$—	$178,441

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(591,310)	$—	$—	$—	$(591,310)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$149,314	$—	$—	$—	$149,314

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI Low Carbon Target ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,380,568

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$600,718,753	$299,088,952	$36,896	$899,844,601
Preferred Stocks	1,509,382	2,006,592	—	3,515,974
Money Market Funds	10,981,298	—	—	10,981,298

	$613,209,433	$301,095,544	$36,896	$914,341,873

Derivative financial instruments(a)
Assets
Futures Contracts	$178,441	$—	$—	$178,441

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 35.4%
360 DigiTech Inc.(a)	51,906	$753,675
360 Security Technology Inc., Class A	295,200	323,336
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	100,049	290,229
3SBio Inc.(b)	738,000	491,232
AAC Technologies Holdings Inc.(a)	369,000	715,428
AECC Aviation Power Co. Ltd., Class A	99,491	734,395
Agricultural Bank of China Ltd., Class A	3,075,000	1,298,835
Agricultural Bank of China Ltd., Class H	16,728,000	5,517,263
Aier Eye Hospital Group Co. Ltd., Class A	256,164	1,155,328
Air China Ltd., Class A(c)	319,919	458,029
Air China Ltd., Class H(c)	988,000	775,466
Alibaba Group Holding Ltd.(c)	8,733,040	98,189,660
Alibaba Health Information Technology Ltd.(c)	2,460,000	1,477,225
A-Living Smart City Services Co. Ltd., Class A(b)	308,000	375,687
Aluminum Corp. of China Ltd., Class A(c)	516,699	358,472
Aluminum Corp. of China Ltd., Class H	2,460,000	900,979
Angel Yeast Co. Ltd., Class A	26,298	173,062
Anhui Conch Cement Co. Ltd., Class A	172,280	829,982
Anhui Conch Cement Co. Ltd., Class H	705,000	2,789,458
Anhui Gujing Distillery Co. Ltd., Class A	26,235	830,357
Anhui Gujing Distillery Co. Ltd., Class B	49,200	752,305
Anhui Kouzi Distillery Co. Ltd., Class A	24,600	182,681
ANTA Sports Products Ltd.(a)	653,600	7,196,694
Autohome Inc., ADR	43,788	1,562,794
AVIC Electromechanical Systems Co. Ltd., Class A	173,699	304,489
AVIC Industry-Finance Holdings Co. Ltd., Class A	541,200	261,651
AviChina Industry & Technology Co. Ltd., Class H	1,476,000	787,514
Baidu Inc.(c)	673,360	11,638,622
Baidu Inc., ADR(c)	85,670	11,699,952
Bank of Beijing Co. Ltd., Class A	934,800	577,830
Bank of Chengdu Co. Ltd., Class A	196,800	449,669
Bank of China Ltd., Class A	1,107,000	502,007
Bank of China Ltd., Class H	46,002,000	16,357,629
Bank of Communications Co. Ltd., Class A	1,500,686	1,027,648
Bank of Communications Co. Ltd., Class H	4,920,100	2,928,508
Bank of Hangzhou Co. Ltd., Class A	246,060	521,744
Bank of Jiangsu Co. Ltd., Class A	664,200	709,340
Bank of Nanjing Co. Ltd., Class A	421,200	645,460
Bank of Ningbo Co. Ltd., Class A	270,625	1,253,066
Bank of Shanghai Co. Ltd., Class A	664,241	586,916
Baoshan Iron & Steel Co. Ltd., Class A	836,495	704,141
BBMG Corp., Class A	696,094	271,312
BeiGene Ltd., ADR(a)(c)	26,566	4,465,213
Beijing Capital International Airport Co. Ltd., Class H(c)	984,000	578,448
Beijing Dabeinong Technology Group Co. Ltd., Class A(c)	187,900	202,174
Beijing Enlight Media Co. Ltd., Class A	123,000	152,441
Beijing Enterprises Holdings Ltd.	246,000	788,425
Beijing Enterprises Water Group Ltd.	2,620,000	794,333
Beijing New Building Materials PLC, Class A	74,426	317,547
Beijing Originwater Technology Co. Ltd., Class A	246,000	202,911
Beijing Shiji Information Technology Co. Ltd., Class A	103,628	218,418
Beijing Shunxin Agriculture Co. Ltd., Class A	24,600	85,659
Beijing Sinnet Technology Co. Ltd., Class A	75,499	107,491
Beijing Tiantan Biological Products Corp. Ltd., Class A	72,064	213,800
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	24,695	495,041

Security	Shares	Value

China (continued)
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,402,200	$965,776
Betta Pharmaceuticals Co. Ltd., Class A	24,600	182,525
BGI Genomics Co. Ltd., Class A	24,690	226,905
Bilibili Inc., ADR(c)	95,223	2,327,250
Bilibili Inc., Class Z(c)	7,225	176,602
BOE Technology Group Co. Ltd., Class A	1,426,800	822,799
Bosideng International Holdings Ltd.	1,968,000	1,148,621
BYD Co. Ltd., Class A	73,850	3,522,299
BYD Co. Ltd., Class H	492,000	18,000,298
BYD Electronic International Co. Ltd.(a)	369,000	948,033
By-health Co. Ltd., Class A	73,800	202,192
Caitong Securities Co. Ltd., Class A	257,208	277,924
CanSino Biologics Inc., Class H(b)	49,200	411,817
CGN Power Co. Ltd., Class H(b)	6,404,000	1,476,656
Changchun High & New Technology Industry Group Inc., Class A	24,600	707,900
Changjiang Securities Co. Ltd., Class A	394,400	317,956
Chaozhou Three-Circle Group Co. Ltd., Class A	75,497	300,551
China Cinda Asset Management Co. Ltd., Class H	5,166,000	711,623
China CITIC Bank Corp. Ltd., Class H	5,166,200	2,159,369
China Coal Energy Co. Ltd., Class H	1,230,000	956,850
China Communications Services Corp. Ltd., Class H	1,476,000	600,092
China Conch Venture Holdings Ltd.	984,000	1,907,668
China Construction Bank Corp., Class A	344,400	284,357
China Construction Bank Corp., Class H	55,350,390	35,347,322
China CSSC Holdings Ltd., Class A	172,400	596,696
China Eastern Airlines Corp. Ltd., Class A(c)	418,295	303,962
China Energy Engineering Corp. Ltd., Class A(c)	1,131,600	384,392
China Everbright Bank Co. Ltd., Class A	1,549,800	666,360
China Everbright Bank Co. Ltd., Class H	1,722,000	522,256
China Everbright Environment Group Ltd.	2,214,370	1,178,580
China Evergrande Group(d)	2,502,000	364,305
China Feihe Ltd.(b)	1,970,000	1,729,807
China Galaxy Securities Co. Ltd., Class A	162,551	209,651
China Galaxy Securities Co. Ltd., Class H	2,091,000	1,034,058
China Gas Holdings Ltd.	1,722,000	2,646,964
China Greatwall Technology Group Co. Ltd., Class A	123,000	176,375
China Hongqiao Group Ltd.(a)	1,353,000	1,409,927
China International Capital Corp. Ltd., Class H(b)	984,000	1,809,306
China Jinmao Holdings Group Ltd.(c)	3,444,000	799,237
China Jushi Co. Ltd., Class A	164,371	364,234
China Lesso Group Holdings Ltd.	738,000	904,464
China Life Insurance Co. Ltd., Class A	123,790	511,716
China Life Insurance Co. Ltd., Class H	4,180,000	6,225,775
China Literature Ltd.(b)(c)	246,000	969,506
China Longyuan Power Group Corp. Ltd., Class H	2,024,000	3,251,677
China Medical System Holdings Ltd.	738,000	1,173,203
China Meidong Auto Holdings Ltd.	492,000	1,195,680
China Mengniu Dairy Co. Ltd.	1,722,000	8,000,400
China Merchants Bank Co. Ltd., Class A	762,604	3,967,129
China Merchants Bank Co. Ltd., Class H	2,215,446	11,970,715
China Merchants Port Holdings Co. Ltd.	990,180	1,597,010
China Merchants Securities Co. Ltd., Class A	295,265	608,689
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	271,460	551,206
China Minsheng Banking Corp. Ltd., Class A	1,476,098	796,280
China Minsheng Banking Corp. Ltd., Class H	2,952,020	962,788
China National Building Material Co. Ltd., Class H	1,968,000	1,975,329
China National Chemical Engineering Co. Ltd., Class A	270,656	432,412
China National Nuclear Power Co. Ltd., Class A	664,200	607,774

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	147,600	$687,485
China Oilfield Services Ltd., Class H	1,132,000	1,042,771
China Overseas Land & Investment Ltd.	2,215,260	6,121,692
China Overseas Property Holdings Ltd.	1,230,000	1,285,523
China Pacific Insurance Group Co. Ltd., Class A	270,698	811,065
China Pacific Insurance Group Co. Ltd., Class H	1,476,000	3,152,771
China Petroleum & Chemical Corp., Class A	1,328,492	810,866
China Petroleum & Chemical Corp., Class H	14,268,000	6,726,737
China Power International Development Ltd.	3,195,000	1,809,898
China Railway Group Ltd., Class A	861,000	737,474
China Railway Group Ltd., Class H	2,214,000	1,317,982
China Resources Beer Holdings Co. Ltd.	988,000	6,814,939
China Resources Cement Holdings Ltd.	1,476,000	907,887
China Resources Gas Group Ltd.	492,000	2,064,644
China Resources Land Ltd.	1,969,555	8,225,411
China Resources Mixc Lifestyle Services Ltd.(b)	393,600	1,667,599
China Resources Power Holdings Co. Ltd.	984,000	1,852,618
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	49,273	264,690
China Ruyi Holdings Ltd.(a)(c)	2,952,000	854,446
China Shenhua Energy Co. Ltd., Class A	246,018	1,024,245
China Shenhua Energy Co. Ltd., Class H	1,969,000	5,565,062
China Southern Airlines Co. Ltd., Class A(c)	467,400	443,718
China Southern Airlines Co. Ltd., Class H(c)	984,000	532,907
China State Construction Engineering Corp. Ltd., Class A	1,500,600	1,120,353
China State Construction International Holdings Ltd.	984,000	1,020,323
China Suntien Green Energy Corp. Ltd., Class H(a)	1,016,000	498,347
China Taiping Insurance Holdings Co. Ltd.	836,590	882,164
China Three Gorges Renewables Group Co. Ltd., Class A	1,057,800	984,998
China Tourism Group Duty Free Corp. Ltd., Class A	74,898	2,334,519
China Tower Corp. Ltd., Class H(b)	23,124,000	2,974,963
China Traditional Chinese Medicine Holdings Co. Ltd.	1,486,000	630,835
China United Network Communications Ltd., Class A	1,196,000	609,837
China Vanke Co. Ltd., Class A	393,607	1,002,681
China Vanke Co. Ltd., Class H	910,284	1,731,430
China Yangtze Power Co. Ltd., Class A	811,848	2,874,603
China Zheshang Bank Co. Ltd., Class A(c)	1,033,200	496,138
Chinasoft International Ltd.	1,476,000	1,263,621
Chongqing Brewery Co. Ltd., Class A	26,296	478,900
Chongqing Changan Automobile Co. Ltd., Class A	319,978	872,411
Chongqing Fuling Zhacai Group Co. Ltd., Class A	49,200	217,465
Chongqing Zhifei Biological Products Co. Ltd., Class A	49,200	725,493
CIFI Ever Sunshine Services Group Ltd.(a)	494,000	356,185
CIFI Holdings Group Co. Ltd.	2,158,720	586,291
CITIC Ltd.	3,444,000	3,724,972
CITIC Securities Co. Ltd., Class A	393,602	1,145,415
CITIC Securities Co. Ltd., Class H	1,230,025	2,529,158
CMOC Group Ltd., Class A	959,400	766,838
CMOC Group Ltd., Class H(a)	1,476,000	724,624
Contemporary Amperex Technology Co. Ltd., Class A(c)	88,999	6,748,112
COSCO SHIPPING Holdings Co. Ltd., Class A	467,612	951,889
COSCO SHIPPING Holdings Co. Ltd., Class H	1,845,399	2,768,619
COSCO SHIPPING Ports Ltd.(a)	984,000	734,577
Country Garden Holdings Co. Ltd.(a)	4,428,838	1,712,717
Country Garden Services Holdings Co. Ltd.	1,230,000	2,742,955
CRRC Corp. Ltd., Class A	936,000	714,969
CRRC Corp. Ltd., Class H	2,717,000	1,010,525

Security	Shares	Value

China (continued)
CSC Financial Co. Ltd., Class A	172,299	$665,351
CSPC Pharmaceutical Group Ltd.	5,413,440	5,927,470
Dali Foods Group Co. Ltd.(b)	1,107,000	527,081
Daqin Railway Co. Ltd., Class A	516,600	463,177
Daqo New Energy Corp., ADR(c)	33,948	2,196,436
DaShenLin Pharmaceutical Group Co. Ltd., Class A	30,000	143,274
DHC Software Co. Ltd., Class A	172,200	157,977
Dong-E-E-Jiao Co. Ltd., Class A	24,600	130,563
Dongfang Electric Corp. Ltd., Class A	147,488	379,206
Dongfeng Motor Group Co. Ltd., Class H	1,476,000	1,019,908
Dongxing Securities Co. Ltd., Class A	197,698	240,681
Dongyue Group Ltd.	1,016,000	1,105,039
East Money Information Co. Ltd., Class A	492,012	1,626,201
Ecovacs Robotics Co. Ltd., Class A	24,600	337,960
ENN Energy Holdings Ltd.	467,600	7,627,767
Eve Energy Co. Ltd., Class A	73,816	1,034,921
Everbright Securities Co. Ltd., Class A	148,693	334,220
Fangda Carbon New Material Co. Ltd., Class A(c)	199,175	208,854
Far East Horizon Ltd.(a)	984,000	811,050
Fiberhome Telecommunication Technologies Co. Ltd., Class A	73,899	158,285
First Capital Securities Co. Ltd., Class A	221,400	200,554
Flat Glass Group Co. Ltd., Class A(c)	73,800	450,301
Flat Glass Group Co. Ltd., Class H(c)	246,000	891,665
Focus Media Information Technology Co. Ltd., Class A	564,840	495,264
Foshan Haitian Flavouring & Food Co. Ltd., Class A	136,244	1,670,590
Fosun International Ltd.	1,476,000	1,162,887
Founder Securities Co. Ltd., Class A	418,342	407,663
Foxconn Industrial Internet Co. Ltd., Class A	319,800	476,594
Fujian Sunner Development Co. Ltd., Class A	49,200	144,315
Fuyao Glass Industry Group Co. Ltd., Class A	49,299	299,562
Fuyao Glass Industry Group Co. Ltd., Class H(a)(b)	393,600	1,909,341
Ganfeng Lithium Co. Ltd., Class A	72,057	953,682
Ganfeng Lithium Co. Ltd., Class H(b)	207,120	1,872,834
GCL System Integration Technology Co. Ltd., Class A(c)	269,600	176,700
GDS Holdings Ltd., ADR(a)(c)	53,180	1,472,022
Geely Automobile Holdings Ltd.(a)	3,442,000	6,825,120
Gemdale Corp., Class A	172,246	299,073
Genscript Biotech Corp.(c)	852,000	3,084,786
GF Securities Co. Ltd., Class A	295,400	698,413
GF Securities Co. Ltd., Class H	492,000	651,302
Giant Network Group Co. Ltd., Class A	98,419	122,391
Gigadevice Semiconductor Beijing Inc., Class A	24,735	435,136
GoerTek Inc., Class A	123,297	581,798
Gotion High-tech Co. Ltd., Class A	73,800	428,194
Great Wall Motor Co. Ltd., Class A	74,000	378,922
Great Wall Motor Co. Ltd., Class H	1,845,000	2,924,905
Gree Electric Appliances Inc. of Zhuhai, Class A	98,400	485,328
Greentown China Holdings Ltd.	492,000	972,517
Greentown Service Group Co. Ltd.	984,000	880,735
GRG Banking Equipment Co. Ltd., Class A	123,060	167,769
Guangdong Haid Group Co. Ltd., Class A	73,899	719,550
Guangdong Investment Ltd.	1,476,000	1,437,809
Guangdong Kinlong Hardware Products Co. Ltd., Class A	18,700	223,093
Guanghui Energy Co. Ltd., Class A	318,800	460,708
Guangzhou Automobile Group Co. Ltd., Class A	172,200	380,730
Guangzhou Automobile Group Co. Ltd., Class H	1,968,397	1,847,639
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	73,800	315,162

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangzhou Haige Communications Group Inc. Co., Class A	172,211	$228,407
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	26,298	271,252
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	25,658	258,712
Guangzhou Tinci Materials Technology Co. Ltd., Class A.	98,400	764,765
Guosen Securities Co. Ltd., Class A	319,800	436,767
Guotai Junan Securities Co. Ltd., Class A	369,000	791,464
Guoyuan Securities Co. Ltd., Class A	246,030	235,882
H World Group Ltd., ADR	106,778	4,094,936
Haidilao International Holding Ltd.(a)(b)(c)	738,000	1,474,509
Haier Smart Home Co. Ltd., Class A	295,200	1,085,430
Haier Smart Home Co. Ltd., Class H	1,230,400	3,937,905
Haitian International Holdings Ltd.	495,000	1,184,595
Haitong Securities Co. Ltd., Class A	590,400	818,318
Haitong Securities Co. Ltd., Class H	1,078,400	722,259
Hangzhou First Applied Material Co. Ltd., Class A	70,274	728,367
Hangzhou Robam Appliances Co. Ltd., Class A	49,383	207,184
Hangzhou Silan Microelectronics Co. Ltd., Class A	49,200	304,167
Hangzhou Tigermed Consulting Co. Ltd., Class A	25,690	388,790
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	49,400	513,097
Hansoh Pharmaceutical Group Co. Ltd.(b)	828,000	1,613,849
Henan Shuanghui Investment & Development Co. Ltd., Class A	123,098	489,641
Hengan International Group Co. Ltd.	369,000	1,786,039
Hengli Petrochemical Co. Ltd., Class A	221,699	663,810
Hengyi Petrochemical Co. Ltd., Class A	221,400	307,134
Hesteel Co. Ltd., Class A	787,200	325,925
Hithink RoyalFlush Information Network Co. Ltd., Class A	24,688	315,417
Hongfa Technology Co. Ltd., Class A	34,840	212,191
Hopson Development Holdings Ltd.	460,808	609,049
Hoshine Silicon Industry Co. Ltd., Class A	25,900	377,180
Hua Hong Semiconductor Ltd.(b)(c)	246,000	736,818
Huadian Power International Corp. Ltd., Class A	344,400	220,698
Huadong Medicine Co. Ltd., Class A	73,887	493,401
Hualan Biological Engineering Inc., Class A	65,880	195,600
Huaneng Power International Inc., Class A(c)	467,400	486,920
Huaneng Power International Inc., Class H(c)	1,972,000	942,836
Huatai Securities Co. Ltd., Class A	319,800	629,470
Huatai Securities Co. Ltd., Class H(b)	785,200	1,035,766
Huaxi Securities Co. Ltd., Class A	196,800	217,092
Huaxia Bank Co. Ltd., Class A	688,899	522,811
Huaxin Cement Co. Ltd., Class A	73,800	196,383
Huayu Automotive Systems Co. Ltd., Class A	123,200	400,414
Huizhou Desay Sv Automotive Co. Ltd., Class A	24,600	713,234
Hundsun Technologies Inc., Class A	49,212	309,990
Hutchmed China Ltd., ADR(a)(c)	48,462	633,398
Hygeia Healthcare Holdings Co. Ltd.(b)	203,200	1,168,506
Iflytek Co. Ltd., Class A	99,200	618,880
Imeik Technology Development Co. Ltd., Class A	8,200	713,124
Industrial & Commercial Bank of China Ltd., Class A	2,238,600	1,453,011
Industrial & Commercial Bank of China Ltd., Class H	32,472,350	17,167,730
Industrial Bank Co. Ltd., Class A	836,425	2,204,942
Industrial Securities Co. Ltd., Class A	319,959	306,719
Ingenic Semiconductor Co. Ltd., Class A	25,900	342,431
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	1,771,296	593,946
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	394,100	265,788

Security	Shares	Value

China (continued)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	246,091	$1,306,465
Inner Mongolia Yitai Coal Co. Ltd., Class B	615,000	969,714
Innovent Biologics Inc.(b)(c)	615,000	2,570,731
Inspur Electronic Information Industry Co. Ltd., Class A	73,848	266,018
iQIYI Inc., ADR(a)(c)	193,110	737,680
JA Solar Technology Co. Ltd., Class A	98,480	1,135,028
Jafron Biomedical Co. Ltd., Class A	24,920	163,606
Jason Furniture Hangzhou Co. Ltd., Class A	32,280	221,086
JD Health International Inc.(b)(c)	639,600	4,851,384
JD.com Inc., Class A	1,156,232	34,493,343
Jiangsu Eastern Shenghong Co. Ltd., Class A	172,200	503,998
Jiangsu Expressway Co. Ltd., Class H	986,000	860,445
Jiangsu Hengli Hydraulic Co. Ltd., Class A	49,265	380,627
Jiangsu Hengrui Medicine Co. Ltd., Class A	242,910	1,271,471
Jiangsu King’s Luck Brewery JSC Ltd., Class A	49,200	319,236
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	49,200	1,205,197
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	49,200	196,495
Jiangsu Zhongtian Technology Co. Ltd., Class A(c)	123,200	420,824
Jiangxi Copper Co. Ltd., Class A	98,400	246,311
Jiangxi Copper Co. Ltd., Class H	738,000	904,051
Jiangxi Zhengbang Technology Co. Ltd., Class A(c)	147,600	132,942
Jinke Properties Group Co. Ltd., Class A(c)	221,400	85,988
Jinxin Fertility Group Ltd.(b)	738,000	573,423
Jiumaojiu International Holdings Ltd.(b)	492,000	1,070,533
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	123,000	201,097
Jointown Pharmaceutical Group Co. Ltd., Class A	98,400	165,340
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	24,686	127,033
JOYY Inc., ADR	32,484	841,011
Juewei Food Co. Ltd., Class A	24,600	190,648
Kanzhun Ltd., ADR(c)	49,582	1,165,673
KE Holdings Inc., ADR(a)(c)	182,040	2,568,584
Kingboard Holdings Ltd.	369,000	1,079,586
Kingdee International Software Group Co. Ltd.(a)(c)	1,476,000	3,186,864
Kingsoft Corp. Ltd.	541,600	1,808,380
Kuaishou Technology(b)(c)	1,008,600	10,140,911
Kunlun Energy Co. Ltd.	2,466,000	1,815,388
Kweichow Moutai Co. Ltd., Class A	45,872	12,897,307
LB Group Co. Ltd., Class A	98,400	297,013
Legend Biotech Corp., ADR(c)	26,568	1,255,072
Lenovo Group Ltd.	4,428,000	4,294,251
Lens Technology Co. Ltd., Class A	196,886	318,411
Lepu Medical Technology Beijing Co. Ltd., Class A	73,800	196,055
Li Auto Inc., ADR(c)	316,848	10,405,288
Li Ning Co. Ltd.	1,358,500	11,019,651
Lingyi iTech Guangdong Co., Class A(c)	369,000	281,446
Livzon Pharmaceutical Group Inc., Class A	49,201	231,501
Logan Group Co. Ltd.(a)(d)	780,000	149,046
Longfor Group Holdings Ltd.(b)	1,107,000	3,698,893
LONGi Green Energy Technology Co. Ltd., Class A	275,828	2,521,903
Lufax Holding Ltd., ADR	485,358	2,222,940
Luxshare Precision Industry Co. Ltd., Class A	246,230	1,239,309
Luzhou Laojiao Co. Ltd., Class A	49,200	1,620,900
Mango Excellent Media Co. Ltd., Class A	74,550	347,138
Maxscend Microelectronics Co. Ltd., Class A	30,264	432,203
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(c)	172,287	129,351
Meituan, Class B(b)(c)	2,361,600	52,978,597

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Metallurgical Corp. of China Ltd., Class A	861,008	$415,703
Microport Scientific Corp.(a)(c)	393,600	928,044
Ming Yuan Cloud Group Holdings Ltd.	246,000	225,846
Minth Group Ltd.	492,000	1,315,233
MMG Ltd.(a)(c)	1,968,000	582,138
Montage Technology Co. Ltd., Class A	49,200	417,852
Muyuan Foods Co. Ltd., Class A	197,036	1,744,103
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	63,001	174,552
Nanjing Securities Co. Ltd., Class A	196,800	233,090
NARI Technology Co. Ltd., Class A	266,756	1,155,064
NAURA Technology Group Co. Ltd., Class A	24,600	927,471
NavInfo Co. Ltd., Class A	98,400	203,902
NetEase Inc.	1,205,470	22,550,437
New China Life Insurance Co. Ltd., Class A	98,499	423,797
New China Life Insurance Co. Ltd., Class H	442,800	1,055,204
New Hope Liuhe Co. Ltd., Class A(c)	172,272	406,578
New Oriental Education & Technology Group Inc.(c)	963,480	2,641,234
Ninestar Corp., Class A	74,300	553,068
Ningbo Joyson Electronic Corp., Class A(c)	49,200	157,576
Ningbo Tuopu Group Co. Ltd., Class A	51,800	710,704
Ningxia Baofeng Energy Group Co. Ltd., Class A	246,000	490,987
NIO Inc., ADR(a)(c)	758,418	14,963,587
Nongfu Spring Co. Ltd., Class H(b)	1,033,600	6,194,558
Offshore Oil Engineering Co. Ltd., Class A	173,000	108,341
OFILM Group Co. Ltd., Class A(c)	147,623	132,493
Oppein Home Group Inc., Class A	24,600	438,964
Orient Securities Co. Ltd., Class A	330,813	424,896
Ovctek China Inc., Class A	24,680	174,687
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(c)	492,000	540,419
People’s Insurance Co. Group of China Ltd. (The), Class H	5,166,000	1,546,735
Perfect World Co. Ltd., Class A	74,489	164,462
PetroChina Co. Ltd., Class A	762,600	589,885
PetroChina Co. Ltd., Class H	12,300,000	5,743,601
Pharmaron Beijing Co. Ltd., Class A	37,500	430,518
Pharmaron Beijing Co. Ltd., Class H(b)	112,200	912,810
PICC Property & Casualty Co. Ltd., Class H	3,937,814	4,042,133
Pinduoduo Inc., ADR(a)(c)	253,626	12,430,210
Ping An Bank Co. Ltd., Class A	713,638	1,342,715
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	270,600	706,752
Ping An Insurance Group Co. of China Ltd., Class A	418,299	2,612,823
Ping An Insurance Group Co. of China Ltd., Class H	3,567,000	20,963,397
Poly Developments and Holdings Group Co. Ltd., Class A	442,895	1,093,151
Pop Mart International Group Ltd.(b)	295,200	674,970
Postal Savings Bank of China Co. Ltd., Class A	984,000	684,382
Postal Savings Bank of China Co. Ltd., Class H(a)(b)	4,676,000	3,093,755
Power Construction Corp. of China Ltd., Class A	565,800	608,403
RLX Technology Inc., ADR(a)(c)	285,852	463,080
Rongsheng Petrochemical Co. Ltd., Class A	369,268	783,004
SAIC Motor Corp. Ltd., Class A	319,898	768,889
Sangfor Technologies Inc., Class A	24,600	351,746
Sany Heavy Equipment International Holdings Co. Ltd.(a)	738,000	803,090
Sany Heavy Industry Co. Ltd., Class A	319,899	807,883
Satellite Chemical Co. Ltd., Class A	108,994	366,200
SDIC Power Holdings Co. Ltd., Class A	319,800	489,706
Sealand Securities Co. Ltd., Class A	344,410	177,278

Security	Shares	Value

China (continued)
Seazen Group Ltd.(c)	984,000	$337,219
Seazen Holdings Co. Ltd., Class A(c)	73,824	228,944
SF Holding Co. Ltd., Class A	172,295	1,273,639
Shaanxi Coal Industry Co. Ltd., Class A	393,699	1,114,375
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	98,400	276,336
Shandong Gold Mining Co. Ltd., Class A	196,880	533,607
Shandong Gold Mining Co. Ltd., Class H(a)(b)	307,500	535,443
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	98,420	416,668
Shandong Linglong Tyre Co. Ltd., Class A	49,400	210,502
Shandong Nanshan Aluminum Co. Ltd., Class A	565,800	293,949
Shandong Sun Paper Industry JSC Ltd., Class A	123,000	214,144
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,475,200	1,845,269
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	53,768	215,409
Shanghai Baosight Software Co. Ltd., Class A	64,664	385,698
Shanghai Baosight Software Co. Ltd., Class B	319,903	1,073,131
Shanghai Construction Group Co. Ltd., Class A	467,400	202,910
Shanghai Electric Group Co. Ltd., Class A	615,000	405,574
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	98,400	639,706
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	246,000	891,490
Shanghai International Airport Co. Ltd., Class A(c)	49,200	376,272
Shanghai International Port Group Co. Ltd., Class A	442,800	359,924
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	688,875	605,810
Shanghai M&G Stationery Inc., Class A	49,200	330,981
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	123,000	313,221
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	369,000	555,682
Shanghai Pudong Development Bank Co. Ltd., Class A	1,082,495	1,164,936
Shanghai Putailai New Energy Technology Co. Ltd., Class A	51,800	543,918
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	147,600	182,623
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	123,171	212,352
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	147,600	301,144
Shanxi Meijin Energy Co. Ltd., Class A	172,200	290,568
Shanxi Securities Co. Ltd., Class A	221,440	179,177
Shanxi Taigang Stainless Steel Co. Ltd., Class A	269,600	198,065
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	49,280	2,001,375
Shengyi Technology Co. Ltd., Class A	98,400	231,918
Shennan Circuits Co. Ltd., Class A	24,620	316,551
Shenwan Hongyuan Group Co. Ltd., Class A	1,008,697	618,138
Shenzhen Energy Group Co. Ltd., Class A	196,886	186,733
Shenzhen Inovance Technology Co. Ltd., Class A	98,400	964,454
Shenzhen International Holdings Ltd.	615,000	566,471
Shenzhen Kangtai Biological Products Co. Ltd., Class A .	40,200	198,897
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	49,475	2,125,169
Shenzhen Overseas Chinese Town Co. Ltd., Class A	344,400	285,371
Shenzhen Transsion Holding Co. Ltd., Class A	25,195	265,162
Shenzhou International Group Holdings Ltd.	467,400	4,916,188
Shimao Group Holdings Ltd.(d)	834,000	239,048
Sichuan Chuantou Energy Co. Ltd., Class A	196,800	363,781
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	98,400	321,183
Sichuan Swellfun Co. Ltd., Class A	24,600	260,400
Sino Biopharmaceutical Ltd.	5,658,250	3,280,330

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sinolink Securities Co. Ltd., Class A	147,600	$185,999
Sinopec Shanghai Petrochemical Co. Ltd., Class A	221,400	100,600
Sinopharm Group Co. Ltd., Class H	787,200	1,803,622
Sinotruk Hong Kong Ltd.	368,000	434,834
Smoore International Holdings Ltd.(a)(b)	984,000	2,272,473
Songcheng Performance Development Co. Ltd., Class A	134,120	254,580
SooChow Securities Co. Ltd., Class A	230,357	225,565
Southwest Securities Co. Ltd., Class A	492,000	278,810
Sunac China Holdings Ltd.(a)(d)	1,668,000	424,974
Sungrow Power Supply Co. Ltd., Class A	49,200	904,795
Sunny Optical Technology Group Co. Ltd.	418,000	5,654,954
Sunwoda Electronic Co. Ltd., Class A	75,499	321,914
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	73,600	291,672
TAL Education Group, ADR(a)(c)	248,758	1,223,889
TBEA Co. Ltd., Class A	172,297	638,600
TCL Technology Group Corp., Class A	615,000	405,053
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	124,699	940,846
Tencent Holdings Ltd.	3,591,600	138,811,071
Tencent Music Entertainment Group, ADR(c)	389,550	1,640,006
Thunder Software Technology Co. Ltd., Class A	24,600	519,641
Tianma Microelectronics Co. Ltd., Class A	196,889	284,004
Tianshui Huatian Technology Co. Ltd., Class A	147,400	193,771
Tingyi Cayman Islands Holding Corp.	986,000	1,623,140
Toly Bread Co. Ltd., Class A	71,465	148,587
Tongcheng Travel Holdings Ltd.(c)	688,800	1,316,718
Tongkun Group Co. Ltd., Class A	100,096	214,203
Tongling Nonferrous Metals Group Co. Ltd., Class A	581,400	261,634
Tongwei Co. Ltd., Class A	172,200	1,374,231
Topchoice Medical Corp., Class A(c)	12,200	265,412
Topsports International Holdings Ltd.(b)	984,000	820,764
Transfar Zhilian Co. Ltd., Class A	198,496	168,599
TravelSky Technology Ltd., Class H	494,000	818,722
Trina Solar Co. Ltd., Class A	83,148	1,025,758
Trip.com Group Ltd., ADR(c)	307,992	7,940,034
Tsingtao Brewery Co. Ltd., Class A	24,600	359,442
Tsingtao Brewery Co. Ltd., Class H	380,000	3,711,873
Unigroup Guoxin Microelectronics Co. Ltd., Class A(c)	24,600	769,464
Uni-President China Holdings Ltd.	740,000	676,924
Unisplendour Corp. Ltd., Class A	123,020	338,892
Vipshop Holdings Ltd., ADR(c)	258,546	2,368,281
Walvax Biotechnology Co. Ltd., Class A	49,200	316,941
Wanhua Chemical Group Co. Ltd., Class A	124,699	1,548,493
Want Want China Holdings Ltd	2,950,000	2,400,827
Weibo Corp., ADR(a)(c)	35,424	680,849
Weichai Power Co. Ltd., Class A	246,000	436,785
Weichai Power Co. Ltd., Class H	1,230,600	1,759,375
Wens Foodstuffs Group Co. Ltd., Class A(c)	246,098	877,414
Western Securities Co. Ltd., Class A	295,299	278,778
Wharf Holdings Ltd. (The)	760,000	2,779,240
Will Semiconductor Co. Ltd. Shanghai, Class A	33,210	518,923
Wingtech Technology Co. Ltd., Class A	49,200	501,206
Winning Health Technology Group Co. Ltd., Class A	103,338	121,467
Wuchan Zhongda Group Co. Ltd., Class A	246,099	175,189
Wuhan Guide Infrared Co. Ltd., Class A	172,985	319,028
Wuliangye Yibin Co. Ltd., Class A	147,699	3,908,515
WUS Printed Circuit Kunshan Co. Ltd., Class A	98,450	176,919
WuXi AppTec Co. Ltd., Class A	100,764	1,394,031
WuXi AppTec Co. Ltd., Class H(b)	196,874	2,384,967

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman Inc., New(b)(c)	2,092,000	$20,024,862
XCMG Construction Machinery Co. Ltd., Class A(c)	393,698	326,610
Xiamen C & D Inc., Class A	196,800	327,525
Xiaomi Corp., Class B(b)(c)	8,659,200	13,619,062
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	222,413	492,767
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	438,058	782,590
Xinyi Solar Holdings Ltd.	2,952,000	5,014,888
XPeng Inc., ADR(a)(c)	242,556	5,925,643
Xtep International Holdings Ltd.	738,000	1,200,190
Yadea Group Holdings Ltd.(b)	492,000	1,061,064
Yankuang Energy Group Co. Ltd., Class A	73,800	400,818
Yankuang Energy Group Co. Ltd., Class H	984,000	3,074,813
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	49,301	262,447
Yealink Network Technology Corp. Ltd., Class A	41,048	462,005
Yifeng Pharmacy Chain Co. Ltd., Class A	49,286	378,143
Yihai International Holding Ltd.(a)	246,000	720,600
Yihai Kerry Arawana Holdings Co. Ltd., Class A(c)	49,200	334,278
Yintai Gold Co. Ltd., Class A	164,821	265,228
Yonyou Network Technology Co. Ltd., Class A	123,290	381,739
YTO Express Group Co. Ltd., Class A	123,000	352,375
Yuexiu Property Co. Ltd.(a)	809,600	1,011,443
Yum China Holdings Inc.	245,262	11,946,712
Yunda Holding Co. Ltd., Class A	123,020	329,996
Yunnan Baiyao Group Co. Ltd., Class A	72,475	592,601
Yunnan Energy New Material Co. Ltd., Class A	32,500	1,030,974
Zai Lab Ltd., ADR(c)	48,216	1,954,195
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	24,702	1,083,461
Zhaojin Mining Industry Co. Ltd., Class H(c)	738,000	704,910
Zhejiang Century Huatong Group Co. Ltd., Class A(c)	319,872	212,703
Zhejiang Chint Electrics Co. Ltd., Class A	98,400	535,919
Zhejiang Dahua Technology Co. Ltd., Class A	147,600	324,270
Zhejiang Dingli Machinery Co. Ltd., Class A	13,447	85,287
Zhejiang Expressway Co. Ltd., Class H	986,000	793,603
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	73,825	223,448
Zhejiang Huayou Cobalt Co. Ltd., Class A	64,800	809,932
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	51,800	562,117
Zhejiang NHU Co. Ltd., Class A	147,812	451,574
Zhejiang Supor Co. Ltd., Class A	26,299	182,948
Zhejiang Weixing New Building Materials Co. Ltd., Class A	75,496	220,104
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	24,600	166,580
Zheshang Securities Co. Ltd., Class A(c)	172,200	273,385
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	418,200	1,061,900
Zhongji Innolight Co. Ltd., Class A	49,299	239,721
Zhongsheng Group Holdings Ltd.	369,000	2,112,500
Zhuzhou CRRC Times Electric Co. Ltd.	320,000	1,374,193
Zijin Mining Group Co. Ltd., Class A	688,800	912,435
Zijin Mining Group Co. Ltd., Class H	3,444,000	4,035,718
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	390,637	355,852
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	590,800	307,160
ZTE Corp., Class A	147,600	534,818
ZTE Corp., Class H	393,600	847,004
ZTO Express Cayman Inc., ADR	244,770	6,263,664

		1,185,287,419

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong — 7.7%
AIA Group Ltd.	6,986,400	$70,189,870
Alibaba Pictures Group Ltd.(c)	7,380,000	629,714
BOC Hong Kong Holdings Ltd.	2,213,000	8,005,117
Budweiser Brewing Co. APAC Ltd.(b)	934,800	2,588,400
Chow Tai Fook Jewellery Group Ltd.(a)	1,180,800	2,335,336
CK Asset Holdings Ltd.	1,107,132	7,838,193
CK Hutchison Holdings Ltd.	1,476,132	9,791,592
CK Infrastructure Holdings Ltd.	369,000	2,313,915
CLP Holdings Ltd.	984,000	8,343,896
ESR Group Ltd.(b)(c)	1,181,200	3,071,623
Futu Holdings Ltd., ADR(a)(c)	33,702	1,402,003
Galaxy Entertainment Group Ltd.(a)	1,230,000	7,317,360
Hang Lung Properties Ltd.	1,230,000	2,244,128
Hang Seng Bank Ltd.	442,800	7,142,637
Henderson Land Development Co. Ltd.	738,166	2,569,663
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,476,000	1,334,998
HKT Trust & HKT Ltd., Class SS	2,216,640	3,105,768
Hong Kong & China Gas Co. Ltd.	6,396,763	6,755,827
Hong Kong Exchanges & Clearing Ltd.	717,353	32,919,641
Hongkong Land Holdings Ltd.(a)	664,200	3,452,551
Jardine Matheson Holdings Ltd.	123,000	6,496,345
Kingboard Laminates Holdings Ltd.	615,000	563,637
Link REIT	1,205,400	10,094,416
MTR Corp. Ltd.	862,000	4,564,725
New World Development Co. Ltd.	738,166	2,468,351
Nine Dragons Paper Holdings Ltd.	984,000	811,548
Orient Overseas International Ltd.	80,500	2,805,483
Power Assets Holdings Ltd.	861,000	5,637,608
Sands China Ltd.(c)	1,377,600	3,231,216
Sino Land Co. Ltd.	1,969,200	2,925,910
SITC International Holdings Co. Ltd.	738,000	2,512,835
Sun Hung Kai Properties Ltd.	861,000	10,277,869
Swire Pacific Ltd., Class A	246,000	1,401,000
Swire Properties Ltd.	639,600	1,523,994
Techtronic Industries Co. Ltd.	794,500	8,816,265
Vinda International Holdings Ltd.	246,000	653,397
WH Group Ltd.(b)	4,674,000	3,539,793
Wharf Real Estate Investment Co. Ltd.	984,000	4,379,988
Xinyi Glass Holdings Ltd.	984,000	1,940,776

		257,997,388

India — 15.7%
ACC Ltd.	43,542	1,228,109
Adani Enterprises Ltd.	164,574	5,354,699
Adani Green Energy Ltd.(c)	182,040	5,017,483
Adani Ports & Special Economic Zone Ltd.	276,258	2,670,235
Adani Power Ltd.(c)	444,916	1,774,678
Adani Total Gas Ltd.	161,130	6,374,079
Adani Transmission Ltd.(c)	160,638	6,331,104
Ambuja Cements Ltd.	360,636	1,710,607
Apollo Hospitals Enterprise Ltd.	58,548	3,124,791
Asian Paints Ltd.	224,156	9,469,433
AU Small Finance Bank Ltd.(b)	91,378	685,764
Aurobindo Pharma Ltd.	132,348	915,412
Avenue Supermarts Ltd.(b)(c)	95,206	5,120,731
Axis Bank Ltd.	1,365,520	12,546,117
Bajaj Auto Ltd.	39,606	1,961,024
Bajaj Finance Ltd.	155,964	14,274,679
Bajaj Finserv Ltd.	21,894	4,180,847
Balkrishna Industries Ltd.	49,446	1,448,456

Security	Shares	Value

India (continued)
Bandhan Bank Ltd.(b)	399,360	$1,399,021
Berger Paints India Ltd.	151,782	1,201,544
Bharat Electronics Ltd.	721,272	2,509,042
Bharat Forge Ltd.	145,878	1,352,142
Bharat Petroleum Corp. Ltd.	467,400	1,952,980
Bharti Airtel Ltd.(c)	1,271,328	10,901,942
Biocon Ltd.	220,472	856,854
Britannia Industries Ltd.	60,516	2,985,057
Cholamandalam Investment and Finance Co. Ltd.	248,214	2,205,110
Cipla Ltd.	278,964	3,448,482
Coal India Ltd.	838,122	2,238,936
Colgate-Palmolive India Ltd.	63,222	1,267,911
Container Corp. of India Ltd.	152,520	1,375,594
Dabur India Ltd.	339,972	2,511,351
Divi’s Laboratories Ltd.	75,030	3,639,689
DLF Ltd.	355,716	1,740,713
Dr. Reddy’s Laboratories Ltd.	66,174	3,424,116
Eicher Motors Ltd.	75,790	2,969,221
GAIL India Ltd.	909,462	1,686,038
Godrej Consumer Products Ltd.(c)	219,924	2,374,993
Godrej Properties Ltd.(c)	72,570	1,386,370
Grasim Industries Ltd.	155,226	3,094,598
Havells India Ltd.	148,622	2,351,684
HCL Technologies Ltd.	628,038	7,552,787
HDFC Life Insurance Co. Ltd.(b)	518,076	3,641,449
Hero MotoCorp Ltd.	63,468	2,265,993
Hindalco Industries Ltd.	782,280	4,117,318
Hindustan Petroleum Corp. Ltd.	374,412	1,141,734
Hindustan Unilever Ltd.	476,010	15,901,990
Housing Development Finance Corp. Ltd.	992,856	29,962,224
ICICI Bank Ltd.	3,011,870	31,325,723
ICICI Lombard General Insurance Co. Ltd.(b)	129,839	2,004,391
ICICI Prudential Life Insurance Co. Ltd.(b)	201,630	1,413,748
Indian Oil Corp. Ltd.	1,453,860	1,340,941
Indian Railway Catering & Tourism Corp. Ltd.	145,690	1,178,481
Indraprastha Gas Ltd.	174,226	763,606
Indus Towers Ltd.	391,632	1,103,225
Info Edge India Ltd.	41,328	2,270,804
Infosys Ltd.	1,939,956	38,054,607
InterGlobe Aviation Ltd.(b)(c)	56,826	1,347,473
ITC Ltd.	1,679,196	6,439,565
Jindal Steel & Power Ltd.	232,716	1,144,823
JSW Steel Ltd.	420,168	3,346,741
Jubilant Foodworks Ltd.	220,170	1,537,003
Kotak Mahindra Bank Ltd.	320,784	7,367,090
Larsen & Toubro Infotech Ltd.(b)	29,766	1,786,653
Larsen & Toubro Ltd.	395,814	9,071,575
Lupin Ltd.	118,818	967,842
Mahindra & Mahindra Ltd.	510,942	7,538,952
Marico Ltd.	295,476	1,936,817
Maruti Suzuki India Ltd.	70,110	7,801,785
Mindtree Ltd.	38,868	1,683,811
Mphasis Ltd.	50,430	1,470,858
MRF Ltd.	1,230	1,303,753
Muthoot Finance Ltd.	75,276	1,016,001
Nestle India Ltd.	18,450	4,518,324
NTPC Ltd.	2,292,474	4,433,586
Oil & Natural Gas Corp. Ltd.	1,403,430	2,382,447
Page Industries Ltd.	3,200	1,978,989
Petronet LNG Ltd.	428,040	1,191,314

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
PI Industries Ltd.	47,232	$1,846,948
Pidilite Industries Ltd.	92,772	2,878,003
Piramal Enterprises Ltd.	63,960	1,435,362
Power Grid Corp. of India Ltd.	1,815,726	4,917,096
Reliance Industries Ltd.	1,748,568	55,612,022
Samvardhana Motherson International Ltd.	737,016	1,189,569
SBI Cards & Payment Services Ltd.	130,626	1,553,716
SBI Life Insurance Co. Ltd.(b)	255,102	4,178,981
Shree Cement Ltd.	6,152	1,596,747
Shriram Transport Finance Co. Ltd.	110,946	1,942,015
Siemens Ltd.	42,558	1,450,578
SRF Ltd.	89,094	2,742,882
State Bank of India	1,029,018	6,895,525
Sun Pharmaceutical Industries Ltd.	530,130	6,322,972
Tata Consultancy Services Ltd.	532,836	22,287,880
Tata Consumer Products Ltd.	333,576	3,425,250
Tata Elxsi Ltd.	19,434	2,142,233
Tata Motors Ltd.(c)	963,828	5,499,308
Tata Power Co. Ltd. (The)	858,837	2,417,780
Tata Steel Ltd.	4,213,980	5,735,509
Tech Mahindra Ltd.	336,282	4,471,682
Titan Co. Ltd.	206,148	6,139,436
Torrent Pharmaceuticals Ltd.	57,494	1,111,901
Trent Ltd.	112,176	1,802,601
UltraTech Cement Ltd.	57,564	4,771,375
United Spirits Ltd.(c)	175,890	1,733,368
UPL Ltd.	296,676	2,783,277
Vedanta Ltd.	453,378	1,460,263
Wipro Ltd.	785,478	4,191,161
Yes Bank Ltd.(c)	6,557,130	1,240,306
Zomato Ltd.(c)	856,572	509,138

		523,650,943

Indonesia — 2.1%
Adaro Energy Indonesia Tbk PT	8,757,600	1,922,978
Adaro Minerals Indonesia Tbk PT(c)	5,412,000	674,809
Aneka Tambang Tbk	5,018,400	662,937
Astra International Tbk PT	11,808,000	5,043,172
Bank Central Asia Tbk PT	31,561,800	15,694,417
Bank Jago Tbk PT(c)	2,361,600	1,687,617
Bank Mandiri Persero Tbk PT	10,799,402	6,045,054
Bank Negara Indonesia Persero Tbk PT	4,428,615	2,350,335
Bank Rakyat Indonesia Persero Tbk PT	39,212,467	11,575,238
Barito Pacific Tbk PT	17,539,800	1,065,470
Charoen Pokphand Indonesia Tbk PT	4,182,000	1,578,911
Gudang Garam Tbk PT	246,000	461,911
Indah Kiat Pulp & Paper Tbk PT	1,673,200	858,018
Indofood CBP Sukses Makmur Tbk PT	1,180,800	702,843
Indofood Sukses Makmur Tbk PT	2,361,600	1,083,149
Kalbe Farma Tbk PT	12,447,600	1,360,183
Merdeka Copper Gold Tbk PT(c)	7,380,177	2,025,477
Sarana Menara Nusantara Tbk PT	14,095,800	1,116,944
Semen Indonesia Persero Tbk PT	1,746,600	769,630
Sumber Alfaria Trijaya Tbk PT	10,159,800	1,286,194
Telkom Indonesia Persero Tbk PT	28,290,000	8,080,191
Tower Bersama Infrastructure Tbk PT	4,870,800	1,009,839
Unilever Indonesia Tbk PT	4,305,000	1,310,867
United Tractors Tbk PT	959,443	2,096,778
Vale Indonesia Tbk PT(c)	1,820,400	751,421

		71,214,383

Security	Shares	Value

Malaysia — 1.7%
AMMB Holdings Bhd	1,057,800	$928,126
Axiata Group Bhd	1,722,000	1,110,484
CIMB Group Holdings Bhd	3,886,800	4,553,637
Dialog Group Bhd	2,214,062	1,100,756
DiGi.Com Bhd	1,722,000	1,406,245
Genting Bhd	1,180,800	1,256,941
Genting Malaysia Bhd	1,845,000	1,213,035
HAP Seng Consolidated Bhd	393,600	668,603
Hartalega Holdings Bhd	934,800	575,520
Hong Leong Bank Bhd	319,800	1,508,974
Hong Leong Financial Group Bhd	172,200	754,589
IHH Healthcare Bhd	1,008,600	1,450,240
Inari Amertron Bhd	2,214,000	1,430,487
IOI Corp. Bhd	1,328,400	1,202,888
Kuala Lumpur Kepong Bhd	270,600	1,332,783
Malayan Banking Bhd	2,706,800	5,391,174
Malaysia Airports Holdings Bhd(c)	442,800	622,106
Maxis Bhd	1,303,800	1,076,140
MISC Bhd	762,600	1,236,729
MR DIY Group M Bhd(b)	1,365,900	682,429
Nestle Malaysia Bhd	50,600	1,531,473
Petronas Chemicals Group Bhd	1,403,000	2,802,697
Petronas Dagangan Bhd	172,200	866,707
Petronas Gas Bhd	443,000	1,707,333
PPB Group Bhd	369,020	1,349,881
Press Metal Aluminium Holdings Bhd	2,041,800	2,234,497
Public Bank Bhd	8,970,050	9,358,498
QL Resources Bhd	713,400	849,572
RHB Bank Bhd	984,045	1,301,433
Sime Darby Bhd	1,722,000	907,276
Sime Darby Plantation Bhd	1,156,200	1,132,987
Telekom Malaysia Bhd	688,800	880,357
Tenaga Nasional Bhd	1,205,400	2,237,188
Top Glove Corp. Bhd(c)	2,976,600	646,082

		57,307,867

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	1,107,050	1,145,597
ACEN Corp.	5,119,604	778,522
Ayala Corp.	132,848	1,496,184
Ayala Land Inc.	3,985,200	1,828,949
Bank of the Philippine Islands	774,906	1,307,961
BDO Unibank Inc.	1,193,320	2,590,344
Converge Information and Communications Technology Solutions Inc.(c)	1,549,800	535,462
Globe Telecom Inc.	15,990	598,279
GT Capital Holdings Inc.	59,045	486,035
International Container Terminal Services Inc.	632,320	2,227,643
JG Summit Holdings Inc.	1,811,005	1,691,688
Jollibee Foods Corp.	273,060	997,016
Manila Electric Co.	137,760	850,289
Metro Pacific Investments Corp.	9,102,200	609,485
Metropolitan Bank & Trust Co.	1,166,800	1,029,201
Monde Nissin Corp.(b)(c)	3,493,200	903,094
PLDT Inc.	47,970	1,447,515
SM Investments Corp.	128,000	1,802,402
SM Prime Holdings Inc.	6,174,625	4,103,498
Universal Robina Corp.	526,440	1,060,140

		27,489,304

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 3.6%
Ascendas Real Estate Investment Trust	1,894,414	$4,077,647
BOC Aviation Ltd.(b)	123,200	1,048,507
CapitaLand Integrated Commercial Trust(a)	2,878,247	4,546,824
Capitaland Investment Ltd/Singapore	1,525,200	4,339,694
City Developments Ltd.	270,600	1,520,294
DBS Group Holdings Ltd.	1,033,200	23,575,916
Genting Singapore Ltd.	3,444,000	2,011,427
Grab Holdings Ltd., Class A(c)	610,572	1,801,187
Keppel Corp. Ltd.	856,800	4,280,729
Mapletree Commercial Trust	1,280,200	1,763,440
Mapletree Logistics Trust(a)	1,800,961	2,298,554
Oversea-Chinese Banking Corp. Ltd.(a)	1,943,475	16,470,363
Sea Ltd., ADR(c)	204,918	15,639,342
Singapore Airlines Ltd.(c)	763,000	3,018,542
Singapore Exchange Ltd.	494,000	3,541,284
Singapore Technologies Engineering Ltd.	935,200	2,726,818
Singapore Telecommunications Ltd.	4,773,200	9,026,469
United Overseas Bank Ltd.	689,000	13,746,469
UOL Group Ltd.	246,000	1,329,108
Venture Corp. Ltd.(a)	147,600	1,880,456
Wilmar International Ltd.	1,082,400	3,154,012

		121,797,082

South Korea — 12.7%
Alteogen Inc.(c)	19,188	967,568
Amorepacific Corp.	16,974	1,689,243
AMOREPACIFIC Group(a)	15,498	441,018
BGF retail Co. Ltd.	4,428	616,877
Celltrion Healthcare Co. Ltd.(a)	49,200	2,747,449
Celltrion Inc.	56,580	8,283,620
Celltrion Pharm Inc.(a)(c)	10,140	662,166
Cheil Worldwide Inc.	44,772	786,191
CJ CheilJedang Corp.	4,920	1,482,957
CJ Corp.	9,102	559,305
CJ ENM Co. Ltd.	6,150	482,404
CJ Logistics Corp.(c)	4,920	441,556
Coway Co. Ltd.	32,722	1,614,220
DB Insurance Co. Ltd.	28,044	1,305,173
Doosan Bobcat Inc.	31,734	762,240
Doosan Enerbility Co. Ltd.	231,978	3,365,525
Ecopro BM Co. Ltd.	30,736	2,842,239
E-MART Inc.	11,316	986,188
F&F Co. Ltd./New	10,578	1,220,991
Green Cross Corp.	3,444	459,198
GS Engineering & Construction Corp.(a)	37,392	859,617
GS Holdings Corp.	29,766	954,132
Hana Financial Group Inc.	175,398	5,026,290
Hankook Tire & Technology Co. Ltd.	44,772	1,200,141
Hanmi Pharm Co. Ltd.(a)	4,182	996,684
Hanon Systems	106,518	874,316
Hanwha Solutions Corp.(a)(c)	72,324	2,443,491
HD Hyundai Co. Ltd.	30,504	1,337,583
HLB Inc.(c)	56,580	1,834,547
HMM Co. Ltd.(a)	156,732	3,009,311
Hotel Shilla Co. Ltd.	18,942	1,049,176
HYBE Co. Ltd.(c)	9,840	1,336,193
Hyundai Engineering & Construction Co. Ltd.	44,772	1,455,824
Hyundai Glovis Co. Ltd.	10,824	1,519,176
Hyundai Heavy Industries Co. Ltd.(c)	11,070	1,071,300
Hyundai Mobis Co. Ltd.	34,932	6,148,280
Hyundai Motor Co.	81,180	12,275,483

Security	Shares	Value

South Korea (continued)
Hyundai Steel Co.	51,918	$1,365,656
Iljin Materials Co. Ltd.	16,482	936,793
Industrial Bank of Korea	150,060	1,086,031
Kakao Corp.	180,564	10,426,899
Kakao Games Corp.(a)(c)	23,370	916,103
KakaoBank Corp.(c)	65,436	1,560,716
Kangwon Land Inc.(c)	58,056	1,160,467
KB Financial Group Inc.	227,550	8,463,024
Kia Corp.	152,520	9,548,878
Korea Aerospace Industries Ltd.	44,280	1,947,407
Korea Electric Power Corp.(c)	142,680	2,457,364
Korea Investment Holdings Co. Ltd.	24,854	1,209,361
Korea Shipbuilding & Offshore Engineering Co. Ltd.(c)	23,374	1,527,436
Korea Zinc Co. Ltd.	5,166	1,899,200
Korean Air Lines Co. Ltd.(c)	99,384	1,941,881
Krafton Inc.(c)	13,776	2,486,107
KT&G Corp.	61,500	3,876,285
Kumho Petrochemical Co. Ltd.	10,824	1,081,254
L&F Co. Ltd.(c)	13,530	2,394,205
LG Chem Ltd.	28,290	13,176,194
LG Corp.	51,422	3,209,541
LG Display Co. Ltd.	134,102	1,585,396
LG Electronics Inc.	61,008	4,450,066
LG Energy Solution(a)(c)	12,300	4,010,822
LG H&H Co. Ltd.	5,166	3,104,917
LG Innotek Co. Ltd.	8,364	2,345,095
LG Uplus Corp.	119,310	1,149,682
Lotte Chemical Corp.	10,088	1,372,546
Lotte Shopping Co. Ltd.	5,904	434,351
Meritz Financial Group Inc.	22,878	462,120
Meritz Fire & Marine Insurance Co. Ltd.	22,140	588,549
Meritz Securities Co. Ltd.	177,120	661,078
Mirae Asset Securities Co. Ltd.	159,408	810,090
NAVER Corp.	74,538	14,910,676
NCSoft Corp.	9,348	2,685,580
Netmarble Corp.(b)	11,562	643,014
NH Investment & Securities Co. Ltd.	74,046	567,645
Orion Corp./Republic of Korea	13,776	1,066,487
Pan Ocean Co. Ltd.	164,082	714,238
Pearl Abyss Corp.(c)	17,960	739,915
POSCO Chemical Co. Ltd.	16,236	1,647,815
POSCO Holdings Inc.	44,772	8,361,522
S-1 Corp.(a)	9,594	470,834
Samsung Biologics Co. Ltd.(a)(b)(c)	10,332	6,881,801
Samsung C&T Corp.	48,462	4,498,907
Samsung Electro-Mechanics Co. Ltd.	32,242	3,550,468
Samsung Electronics Co. Ltd.	2,743,392	129,858,849
Samsung Engineering Co. Ltd.(c)	95,950	1,452,342
Samsung Fire & Marine Insurance Co. Ltd.	16,974	2,578,722
Samsung Heavy Industries Co. Ltd.(c)	365,064	1,582,629
Samsung Life Insurance Co. Ltd.	41,820	1,954,953
Samsung SDI Co. Ltd.	31,734	13,948,665
Samsung SDS Co. Ltd.	19,192	2,013,001
Samsung Securities Co. Ltd.	36,654	988,669
SD Biosensor Inc.	24,858	773,345
Seegene Inc.	24,108	739,428
Shinhan Financial Group Co. Ltd.	255,840	7,045,631
SK Biopharmaceuticals Co. Ltd.(c)	20,910	1,257,126
SK Bioscience Co. Ltd.(a)(c)	13,284	1,250,333
SK Chemicals Co. Ltd.	6,890	558,575

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
SK Hynix Inc.	315,126	$23,822,516
SK IE Technology Co. Ltd.(a)(b)(c)	14,022	887,655
SK Inc.	21,648	3,671,966
SK Innovation Co. Ltd.(c)	31,488	4,561,768
SK Square Co. Ltd.(c)	49,446	1,628,153
SK Telecom Co. Ltd.	15,006	619,379
SKC Co. Ltd.	12,792	1,344,544
S-Oil Corp.	26,076	1,858,576
Woori Financial Group Inc.	296,010	2,716,391
Yuhan Corp.	31,263	1,391,826

		423,997,130

Taiwan — 16.7%
Accton Technology Corp.	301,000	2,512,108
Acer Inc.	1,476,830	1,120,512
Advantech Co. Ltd.	246,413	2,834,803
Airtac International Group	87,109	2,387,808
ASE Technology Holding Co. Ltd.	1,722,110	5,018,300
Asia Cement Corp.	1,230,448	1,707,378
ASMedia Technology Inc.	20,000	655,813
Asustek Computer Inc.	449,100	4,236,643
AUO Corp.	4,676,580	2,099,969
Catcher Technology Co. Ltd.	495,000	2,827,157
Cathay Financial Holding Co. Ltd.	4,428,357	6,755,707
Chailease Holding Co. Ltd.	827,107	5,882,190
Chang Hwa Commercial Bank Ltd.	2,706,814	1,611,734
Cheng Shin Rubber Industry Co. Ltd.	984,303	1,168,118
China Airlines Ltd.	1,476,000	1,127,838
China Development Financial Holding Corp.	8,856,763	3,834,011
China Steel Corp.	6,890,484	6,415,498
Chunghwa Telecom Co. Ltd.	2,214,110	8,984,016
Compal Electronics Inc.	2,212,000	1,689,257
CTBC Financial Holding Co. Ltd.	9,920,456	7,621,585
Delta Electronics Inc.	1,230,000	10,697,456
E Ink Holdings Inc.	492,000	3,236,763
E.Sun Financial Holding Co. Ltd.	7,148,036	6,588,972
Eclat Textile Co. Ltd.	134,208	1,834,963
eMemory Technology Inc.	41,000	1,629,854
Eva Airways Corp.(c)	1,476,000	1,693,567
Evergreen Marine Corp. Taiwan Ltd.	1,536,942	4,938,776
Far Eastern New Century Corp.	1,476,040	1,501,784
Far EasTone Telecommunications Co. Ltd.	984,000	2,480,932
Feng TAY Enterprise Co. Ltd.	246,340	1,380,027
First Financial Holding Co. Ltd.	5,704,345	5,152,638
Formosa Chemicals & Fibre Corp.	1,968,740	4,615,349
Formosa Petrochemical Corp.	738,000	2,086,989
Formosa Plastics Corp.	2,214,400	6,829,942
Fubon Financial Holding Co. Ltd.	3,936,156	7,393,723
Giant Manufacturing Co. Ltd.	246,000	2,012,720
Globalwafers Co. Ltd.	158,000	2,393,435
Hon Hai Precision Industry Co. Ltd.	7,134,516	26,074,840
Hotai Motor Co. Ltd.	210,000	4,253,116
Hua Nan Financial Holdings Co. Ltd.	4,674,130	3,615,981
Innolux Corp.	5,658,981	1,959,882
Inventec Corp.	1,476,460	1,172,666
Largan Precision Co. Ltd.	61,000	4,278,705
Lite-On Technology Corp.	1,230,371	2,699,670
MediaTek Inc.	909,391	20,952,440
Mega Financial Holding Co. Ltd.	6,150,827	7,286,350
Micro-Star International Co. Ltd.	246,000	973,889
momo.com Inc.	42,000	1,151,267

Security	Shares	Value

Taiwan (continued)
Nan Ya Plastics Corp.	2,706,000	$6,098,279
Nan Ya Printed Circuit Board Corp.	137,000	1,109,940
Nanya Technology Corp.	740,000	1,300,061
Nien Made Enterprise Co. Ltd.	68,000	653,202
Novatek Microelectronics Corp.	396,000	3,527,882
Parade Technologies Ltd.	49,000	1,845,260
Pegatron Corp.	984,000	2,048,477
Pou Chen Corp.	1,230,000	1,104,400
Powerchip Semiconductor Manufacturing Corp.	1,476,000	1,749,576
President Chain Store Corp.	391,000	3,697,058
Quanta Computer Inc.	1,476,000	4,190,269
Realtek Semiconductor Corp.	246,642	2,836,318
Ruentex Development Co. Ltd.	621,851	1,142,528
Shanghai Commercial & Savings Bank Ltd. (The)	1,970,088	3,307,211
Shin Kong Financial Holding Co. Ltd.	6,890,143	1,969,541
Silergy Corp.	212,000	3,967,445
SinoPac Financial Holdings Co. Ltd.	5,952,925	3,371,621
Synnex Technology International Corp.	738,950	1,370,878
Taishin Financial Holding Co. Ltd.	5,954,627	3,134,526
Taiwan Cement Corp.	3,247,464	4,214,133
Taiwan Cooperative Financial Holding Co. Ltd.	5,660,467	5,189,721
Taiwan High Speed Rail Corp.	984,000	961,664
Taiwan Mobile Co. Ltd.	984,000	3,339,189
Taiwan Semiconductor Manufacturing Co. Ltd.	14,181,670	243,209,473
Unimicron Technology Corp.	738,000	3,937,006
Uni-President Enterprises Corp.	2,704,694	6,367,211
United Microelectronics Corp.	6,888,000	9,266,144
Vanguard International Semiconductor Corp.	494,000	1,189,818
Voltronic Power Technology Corp.	39,000	1,915,571
Walsin Lihwa Corp.	1,476,000	1,679,150
Wan Hai Lines Ltd.	318,875	1,145,789
Win Semiconductors Corp.	248,000	1,317,400
Winbond Electronics Corp.	1,722,000	1,340,614
Wiwynn Corp.	55,000	1,360,508
WPG Holdings Ltd.	740,100	1,243,491
Yageo Corp.	246,217	2,842,835
Yang Ming Marine Transport Corp.	1,012,000	3,051,976
Yuanta Financial Holding Co. Ltd.	5,166,418	3,463,041
Zhen Ding Technology Holding Ltd.	246,097	932,130

		557,768,477

Thailand — 2.1%
Advanced Info Service PCL, NVDR	663,200	3,645,363
Airports of Thailand PCL, NVDR(a)(c)	2,435,400	4,692,507
Asset World Corp. PCL, NVDR(a)	5,289,000	727,251
B Grimm Power PCL, NVDR	516,600	536,772
Bangkok Commercial Asset Management PCL, NVDR(a)	1,131,600	523,868
Bangkok Dusit Medical Services PCL, NVDR	5,805,600	4,245,874
Bangkok Expressway & Metro PCL, NVDR	4,403,400	1,046,072
Berli Jucker PCL, NVDR	713,400	632,939
BTS Group Holdings PCL, NVDR	4,717,400	1,111,380
Bumrungrad Hospital PCL, NVDR	270,600	1,348,477
Carabao Group PCL, NVDR	172,200	531,410
Central Pattana PCL, NVDR(a)	1,180,800	2,056,772
Central Retail Corp. PCL, NVDR	1,082,474	1,084,557
Charoen Pokphand Foods PCL, NVDR	2,189,400	1,504,806
CP ALL PCL, NVDR	3,371,200	5,640,478
Delta Electronics Thailand PCL, NVDR(a)	196,800	2,554,264
Electricity Generating PCL, NVDR	147,600	744,210
Energy Absolute PCL, NVDR	984,000	2,186,108
Global Power Synergy PCL, NVDR	417,200	773,900

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Gulf Energy Development PCL, NVDR	1,746,800	$2,263,028
Home Product Center PCL, NVDR	3,444,043	1,247,510
Indorama Ventures PCL, NVDR	1,057,800	1,266,157
Intouch Holdings PCL, NVDR	662,425	1,272,553
JMT Network Services PCL, NVDR(a)	467,400	956,818
Krung Thai Bank PCL, NVDR	1,746,675	759,629
Krungthai Card PCL, NVDR(a)	541,200	851,776
Land & Houses PCL, NVDR	4,009,800	930,163
Minor International PCL, NVDR(c)	1,894,220	1,742,237
Muangthai Capital PCL, NVDR(a)	442,800	590,933
Osotspa PCL, NVDR(a)	664,200	567,199
PTT Exploration & Production PCL, NVDR	787,284	3,539,665
PTT Global Chemical PCL, NVDR	1,303,876	1,583,469
PTT Oil & Retail Business PCL, NVDR	1,845,000	1,272,832
PTT Public Company Ltd., NVDR	5,584,200	5,321,456
Ratch Group PCL, NVDR	344,400	358,784
SCB X PCL, NVS(a)	541,200	1,492,306
SCG Packaging PCL, NVDR	762,600	1,069,833
Siam Cement PCL (The), NVDR	442,600	4,503,601
Srisawad Corp. PCL, NVDR(a)	467,400	642,956
Thai Oil PCL, NVDR	688,800	973,613
Thai Union Group PCL, NVDR(a)	1,795,800	797,764
True Corp. PCL, NVDR(a)	6,519,090	845,727

		70,437,017

Total Common Stocks — 98.5% (Cost: $3,533,397,989)		3,296,947,010

Preferred Stocks

South Korea — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	12,546	911,177
Series 2, Preference Shares, NVS	19,926	1,449,365
LG Chem Ltd., Preference Shares, NVS	4,674	1,049,289
LG H&H Co. Ltd., Preference Shares, NVS	984	287,234
Samsung Electronics Co. Ltd., Preference Shares, NVS	481,422	21,158,318

		24,855,383

Total Preferred Stocks — 0.7% (Cost: $8,376,886)		24,855,383

Security	Shares	Value

Rights

Hong Kong — 0.0%
Kangmei Pharmaceutical Co. Ltd., Class A (Expires 12/31/49)(c)	41,477	$—

Total Rights — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.2% (Cost: $3,541,774,875)		3,321,802,393

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	71,786,285	71,779,106
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	5,400,000	5,400,000

Total Short-Term Securities — 2.3% (Cost: $77,162,505)		77,179,106

Total Investments in Securities — 101.5% (Cost: $3,618,937,380)		3,398,981,499

Liabilities in Excess of Other Assets — (1.5)%		(50,790,481)

Net Assets — 100.0%		$3,348,191,018

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$91,718,593	$—	$(19,887,467	)(a)	$(15,593)	$(36,427)	$71,779,106	71,786,285	$1,464,793	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	32,790,000	—	(27,390,000	)(a)	—	—	5,400,000	5,400,000	23,991		—

					$(15,593)	$(36,427)	$77,179,106		$1,488,784		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Future Index	122	09/16/22	$2,994	$(332,266)
MSCI Emerging Markets Index	460	09/16/22	22,965	82,772

				$(249,494)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$82,772	$—	$—	$—	$82,772

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$332,266	$—	$—	$—	$332,266

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,608,256)	$—	$—	$—	$(1,608,256)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$209,236	$—	$—	$—	$209,236

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	iShares® MSCI All Country Asia ex Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,711,307

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$152,546,667	$3,143,222,970	$1,177,373	$3,296,947,010
Preferred Stocks	—	24,855,383	—	24,855,383
Rights	—	—	—	—
Money Market Funds	77,179,106	—	—	77,179,106

	$229,725,773	$3,168,078,353	$1,177,373	$3,398,981,499

Derivative financial instruments(a)
Assets
Futures Contracts	$82,772	$—	$—	$82,772
Liabilities
Futures Contracts	—	(332,266)	—	(332,266)

	$82,772	$(332,266)	$—	$(249,494)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.6%
Erste Group Bank AG	235,457	$5,969,465

Belgium — 2.3%
Ageas SA/NV	111,225	4,854,448
Groupe Bruxelles Lambert SA	69,118	6,117,985
KBC Group NV	171,187	8,966,255
Sofina SA(a)	10,462	2,450,087

		22,388,775

Denmark — 1.2%
Danske Bank A/S	472,075	6,601,637
Tryg A/S	246,581	5,622,378

		12,224,015

Finland — 3.8%
Nordea Bank Abp	2,259,530	22,278,887
Sampo OYJ, Class A	340,306	14,702,149

		36,981,036

France — 9.5%
Amundi SA(b)	41,725	2,265,451
AXA SA	1,323,684	30,501,000
BNP Paribas SA	759,306	35,875,150
Credit Agricole SA	852,385	7,853,730
Eurazeo SE	29,938	2,138,397
Societe Generale SA	544,311	12,196,045
Wendel SE	18,337	1,687,730

		92,517,503

Germany — 12.2%
Allianz SE, Registered	279,154	50,696,065
Commerzbank AG(c)	728,481	4,990,917
Deutsche Bank AG, Registered	1,414,419	12,371,855
Deutsche Boerse AG	129,826	22,663,114
Hannover Rueck SE	41,111	5,831,473
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	95,764	21,710,273

		118,263,697

Italy — 5.9%
Assicurazioni Generali SpA	757,587	11,325,656
FinecoBank Banca Fineco SpA	417,521	5,188,936
Intesa Sanpaolo SpA	11,277,576	20,026,813
Mediobanca Banca di Credito Finanziario SpA	414,274	3,553,108
Poste Italiane SpA(b)	357,682	3,004,641
UniCredit SpA	1,442,503	14,265,902

		57,365,056

Netherlands — 5.5%
ABN AMRO Bank NV, CVA(b)	289,660	2,953,922
Aegon NV	1,225,337	5,381,931
Euronext NV(b)	58,150	4,737,978
EXOR NV	74,433	5,235,053
ING Groep NV	2,666,930	25,906,089
NN Group NV	195,836	9,189,094

		53,404,067

Norway — 1.6%
DNB Bank ASA	634,122	12,508,544
Gjensidige Forsikring ASA	136,881	2,862,969

		15,371,513

Spain — 6.1%
Banco Bilbao Vizcaya Argentaria SA	4,552,556	20,630,678
Banco Santander SA	11,849,242	29,645,267

Security	Shares	Value

Spain (continued)
CaixaBank SA	3,033,967	$9,110,196

		59,386,141

Sweden — 7.8%
EQT AB(a)	202,684	5,501,512
Industrivarden AB, Class A	89,238	2,328,401
Industrivarden AB, Class C	105,450	2,720,636
Investor AB, Class A	341,349	7,018,229
Investor AB, Class B	1,243,966	23,214,544
Kinnevik AB, Class B(c)	165,889	2,987,971
L E Lundbergforetagen AB, Class B	52,176	2,476,246
Skandinaviska Enskilda Banken AB, Class A	1,113,837	12,066,672
Svenska Handelsbanken AB, Class A	998,357	8,977,137
Swedbank AB, Class A	619,750	8,583,633

		75,874,981

Switzerland — 15.6%
Baloise Holding AG, Registered	31,222	4,974,572
Credit Suisse Group AG, Registered	1,812,013	10,539,693
Julius Baer Group Ltd.	151,586	7,838,519
Partners Group Holding AG	15,559	16,986,475
Swiss Life Holding AG, Registered	21,554	11,417,935
Swiss Re AG	205,928	15,452,178
UBS Group AG, Registered	2,403,688	39,277,037
Zurich Insurance Group AG	102,785	44,868,564

		151,354,973

United Kingdom — 27.1%
3i Group PLC	677,875	10,532,650
abrdn PLC	1,543,519	3,129,365
Admiral Group PLC	123,188	2,879,098
Aviva PLC	1,936,135	9,376,360
Barclays PLC	11,441,595	21,917,092
Hargreaves Lansdown PLC	243,498	2,520,877
HSBC Holdings PLC	13,836,533	86,671,446
Legal & General Group PLC	4,122,128	13,164,085
Lloyds Banking Group PLC	48,489,374	26,846,534
London Stock Exchange Group PLC	224,840	21,942,738
M&G PLC	1,779,241	4,637,951
NatWest Group PLC	3,845,563	11,679,960
Phoenix Group Holdings PLC	513,237	4,043,599
Prudential PLC	1,875,658	23,135,090
Schroders PLC	85,252	3,092,235
St. James’s Place PLC	370,227	5,561,205
Standard Chartered PLC	1,784,214	12,298,032

		263,428,317

Total Long-Term Investments — 99.2% (Cost: $1,363,676,714)		964,529,539

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	2,031,372	2,031,168

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	370,000	$370,000

Total Short-Term Securities — 0.3% (Cost: $2,401,047)		2,401,168

Total Investments in Securities — 99.5% (Cost: $1,366,077,761)		966,930,707

Other Assets Less Liabilities — 0.5%		5,222,010

Net Assets — 100.0%		$972,152,717

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,031,057	(a)	$—		$(10)	$121	$2,031,168	2,031,372	$456	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	620,000	—		(250,000	)(a)	—	—	370,000	370,000	3,311		—

						$(10)	$121	$2,401,168		$3,767		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	155	09/16/22	$5,851	$416,933
FTSE 100 Index	18	09/16/22	1,616	64,360

				$481,293

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$481,293	$—	$—	$—	$481,293

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Financials ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(624,717)	$—	$—	$—	$(624,717)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$540,756	$—	$—	$—	$540,756

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,721,784

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$964,529,539	$—	$964,529,539
Money Market Funds	2,401,168	—	—	2,401,168

	$2,401,168	$964,529,539	$—	$966,930,707

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$481,293	$—	$481,293

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 2.0%
Agrana Beteiligungs AG	1,008	$16,690
ams-OSRAM AG(a)	22,806	188,253
ANDRITZ AG	5,664	265,017
AT&S Austria Technologie & Systemtechnik AG	2,076	103,726
BAWAG Group AG(b)	6,951	320,926
CA Immobilien Anlagen AG	3,551	115,904
DO & CO AG(a)(c)	531	44,366
EVN AG	2,932	69,152
FACC AG(a)(c)	1,670	12,689
IMMOFINANZ AG	2,883	44,051
Kontron AG(c)	3,584	53,403
Lenzing AG	1,094	88,284
Oesterreichische Post AG(c)	2,829	81,523
Palfinger AG(c)	1,291	31,997
Porr AG	1,480	18,386
Raiffeisen Bank International AG	12,343	149,532
S IMMO AG	3,070	71,608
Schoeller-Bleckmann Oilfield Equipment AG	834	47,687
Semperit AG Holding	915	18,554
Strabag SE	1,285	53,124
Telekom Austria AG	13,597	84,076
UNIQA Insurance Group AG	9,794	67,100
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,210	73,696
Wienerberger AG	9,581	220,531

		2,240,275

Belgium — 2.9%
Ackermans & van Haaren NV	1,927	283,272
Aedifica SA(c)	3,024	313,968
AGFA-Gevaert NV(a)	10,795	39,058
Barco NV	5,593	146,544
Bekaert SA	2,908	102,994
bpost SA(c)	8,291	52,034
Cofinimmo SA	2,464	277,296
Dredging Environmental & Marine Engineering NV(a)	655	75,727
Econocom Group SA/NV	8,367	28,465
Etablissements Franz Colruyt NV	4,465	123,350
Euronav NV	14,622	199,645
Fagron	5,729	87,383
Galapagos NV(a)	3,817	193,652
Gimv NV	1,687	91,080
Immobel SA	374	22,469
Intervest Offices & Warehouses NV	1,729	48,949
Ion Beam Applications	1,671	29,170
KBC Ancora	2,943	103,079
Kinepolis Group NV(a)(c)	1,178	58,020
Melexis NV	1,681	144,235
Mithra Pharmaceuticals SA(a)(c)	1,705	11,526
Montea NV	943	95,363
Ontex Group NV(a)	5,641	36,881
Orange Belgium SA(a)	1,302	25,071
Recticel SA	3,569	54,788
Retail Estates NV	797	56,272
Shurgard Self Storage SA	2,247	115,903
Telenet Group Holding NV	3,639	58,200
Tessenderlo Group SA(a)	1,650	51,712
Van de Velde NV	487	18,322
VGP NV	821	144,197
X-Fab Silicon Foundries SE(a)(b)(c)	4,704	31,414

Security	Shares	Value

Belgium (continued)
Xior Student Housing NV	1,953	$85,430

		3,205,469

China — 0.0%
Boshiwa International Holding Ltd.(d)	20,000	—

Denmark — 3.7%
ALK-Abello A/S(a)	10,962	218,864
Alm Brand A/S	70,877	106,663
Ambu A/S, Class B(c)	13,975	158,885
Bavarian Nordic A/S(a)(c)	5,826	288,891
Better Collective A/S(a)	2,475	39,313
cBrain A/S	927	26,582
Chemometec A/S	1,368	163,411
D/S Norden A/S	1,964	85,704
Dfds A/S	2,900	103,932
Drilling Co. of 1972 A/S (The)(a)	1,627	77,214
FLSmidth & Co. A/S	4,383	120,389
H Lundbeck A/S	23,282	115,074
H Lundbeck A/S, Class A(a)(c)	5,822	27,757
ISS A/S(a)	12,956	226,426
Jyske Bank A/S, Registered(a)	4,312	225,675
Matas A/S	3,074	32,981
Netcompany Group A/S(a)(b)	3,275	183,653
Nilfisk Holding A/S(a)	1,016	24,013
NKT A/S(a)	3,425	175,481
NTG Nordic Transport Group A/S, Class A(a)	681	30,024
Per Aarsleff Holding A/S	1,430	43,978
Ringkjoebing Landbobank A/S	2,266	254,456
Royal Unibrew A/S	4,060	346,251
Scandinavian Tobacco Group A/S, Class A(b)	4,879	93,444
Schouw & Co. A/S	1,097	81,678
SimCorp A/S	3,325	248,172
Solar A/S, Class B	423	39,781
Spar Nord Bank A/S	7,067	80,974
Sydbank A/S	4,976	152,808
Topdanmark A/S	3,731	181,848
Zealand Pharma A/S(a)(c)	2,858	51,545

		4,005,867

Finland — 3.0%
Aktia Bank OYJ	4,773	45,709
Anora Group OYJ	3,457	29,376
Cargotec OYJ, Class B	3,122	110,415
Caverion OYJ	7,989	39,843
Citycon OYJ	6,943	49,398
Finnair OYJ(a)(c)	50,343	20,697
F-Secure OYJ(a)	8,798	27,291
Harvia OYJ(c)	1,338	28,551
Huhtamaki OYJ	8,053	313,894
Kamux Corp.	2,575	21,233
Kemira OYJ	9,045	114,846
Kempower OYJ(a)(c)	1,390	19,552
Kojamo OYJ	11,235	200,425
Konecranes OYJ	4,985	133,841
Marimekko OYJ	2,130	29,611
Metsa Board OYJ, Class B	14,577	129,951
Metso Outotec OYJ	54,438	450,022
Musti Group OYJ	2,609	54,075
Nokian Renkaat OYJ	10,790	127,622
Oriola OYJ, Class B	7,405	15,031
Outokumpu OYJ	30,381	133,762

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Puuilo OYJ	4,323	$22,008
QT Group OYJ(a)(c)	1,362	110,132
Remedy Entertainment OYJ(c)	664	17,962
Revenio Group OYJ	2,002	103,122
Rovio Entertainment OYJ(b)	3,378	22,911
Sanoma OYJ	6,109	86,293
Spinnova OYJ(a)	1,302	9,986
Talenom OYJ(c)	2,645	30,307
TietoEVRY Oyj	7,388	200,953
Tokmanni Group Corp.	4,004	52,670
Uponor OYJ	4,572	68,833
Valmet OYJ	13,634	379,398
WithSecure OYJ(a)	8,798	15,970
YIT OYJ	11,812	40,180

		3,255,870

France — 6.8%
AB Science SA(a)(c)	1,863	14,281
ABC arbitrage	3,074	21,992
Air France-KLM(a)(c)	96,469	133,015
AKWEL(c)	771	13,885
Albioma SA	2,060	104,976
ALD SA(b)	8,280	98,085
Altarea SCA	351	52,054
Alten SA	2,445	331,151
Antin Infrastructure Partners SA	2,912	87,441
APERAM SA	4,055	132,210
Aramis Group SAS(a)(b)(c)	1,729	7,085
Atos SE(a)	8,103	99,898
Aubay	588	31,266
Believe SA(a)	1,599	14,802
Beneteau SA	2,990	34,384
Boiron SA	379	17,722
Bonduelle SCA	1,068	14,363
Carmila SA	4,815	76,210
Casino Guichard Perrachon SA(a)(c)	3,585	42,210
CGG SA(a)	55,876	49,906
Chargeurs SA	1,407	24,121
Cie. des Alpes(a)	1,639	28,776
Cie. Plastic Omnium SA	4,922	92,058
Coface SA(a)	8,512	89,145
Derichebourg SA	8,140	51,883
Elior Group SA(a)(b)(c)	10,177	33,072
Elis SA	15,857	236,679
Equasens	395	34,411
Eramet SA	765	80,980
Esker SA	427	64,140
Etablissements Maurel et Prom SA	5,038	26,625
Euroapi SA(a)	4,313	72,760
Eutelsat Communications SA	14,323	108,994
Faurecia SE(a)(c)	13,226	239,060
Fnac Darty SA	1,324	53,109
Gaztransport Et Technigaz SA	2,164	298,467
Groupe Guillin	592	12,706
ICADE	2,861	143,241
ID Logistics Group(a)	214	69,291
Imerys SA	2,742	92,917
Interparfums SA	1,574	78,965
IPSOS	3,259	167,042
JCDecaux SA(a)	5,329	85,938
Kaufman & Broad SA(c)	1,018	28,263

Security	Shares	Value

France (continued)
Korian SA	5,968	$88,304
LISI	1,526	35,955
LNA Sante SA	433	14,825
Maisons du Monde SA(b)	2,328	24,883
Manitou BF SA(c)	807	15,341
McPhy Energy SA(a)(c)	1,724	26,527
Mercialys SA	6,368	56,448
Mersen SA	1,514	53,265
Metropole Television SA	1,975	26,016
Neoen SA(b)	4,011	176,408
Nexans SA	1,969	189,112
Nexity SA	3,198	78,590
Orpea SA(a)(c)	4,582	114,088
Peugeot Invest	422	42,830
Quadient SA	2,870	55,878
Rexel SA	20,392	362,416
Rubis SCA	7,596	185,655
SCOR SE	13,185	232,023
SES SA	31,763	239,707
SES-Imagotag SA(a)	414	40,216
SMCP SA(a)(b)	3,115	16,961
Societe BIC SA	1,997	112,837
SOITEC(a)	2,185	349,746
Solutions 30 SE(a)(c)	7,157	24,355
Somfy SA	619	78,271
Sopra Steria Group SACA	1,265	210,788
SPIE SA	10,901	261,787
Technicolor SA(a)	16,404	52,443
Television Francaise 1	3,570	24,593
Trigano SA	734	71,819
Vallourec SA(a)	7,625	70,653
Valneva SE(a)(c)	6,948	69,102
Verallia SA(b)	6,101	156,165
Vicat SA	1,500	39,108
Vilmorin & Cie SA	509	21,043
Virbac SA	350	129,274
Voltalia SA(a)(c)	2,365	50,150
Waga Energy SA(a)	414	14,767
Wavestone	674	35,195

		7,437,123

Germany — 8.1%
1&1 AG	3,699	64,094
Aareal Bank AG(a)	5,367	174,434
About You Holding SE(a)(c)	3,109	28,075
Adesso SE	277	47,992
ADLER Group SA(a)(b)(c)	5,341	18,943
AIXTRON SE	9,287	240,095
Amadeus Fire AG	458	51,172
Atoss Software AG	328	51,756
AURELIUS Equity Opportunities SE & Co. KGaA	2,321	55,366
Aurubis AG	2,641	190,672
Auto1 Group SE(a)(b)	7,187	61,991
Basler AG(c)	918	34,977
BayWa AG	1,177	50,663
Bertrandt AG	459	17,143
Bike24 Holding AG(a)(c)	1,671	4,965
Bilfinger SE	2,545	76,904
Borussia Dortmund GmbH & Co. KGaA(a)	6,572	25,636
CANCOM SE	3,193	109,152
Ceconomy AG	13,027	26,273

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Cewe Stiftung & Co. KGaA	459	$39,418
CompuGroup Medical SE & Co. KgaA	2,224	96,407
CropEnergies AG	2,142	31,567
CTS Eventim AG & Co. KGaA(a)	4,798	264,290
Datagroup SE	346	26,376
Dermapharm Holding SE	1,555	87,606
Deutsche Beteiligungs AG	1,090	31,460
Deutsche Euroshop(d)	4,371	96,049
Deutsche Pfandbriefbank AG(b)	11,283	104,293
Deutz AG	10,071	42,045
DIC Asset AG	3,234	36,785
Draegerwerk AG & Co. KGaA	252	11,461
Duerr AG	4,257	105,840
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,251	55,473
Elmos Semiconductor SE	603	29,205
ElringKlinger AG	2,516	20,138
Encavis AG	10,039	219,681
Energiekontor AG	547	53,685
Evotec SE(a)	11,622	301,954
Fielmann AG	2,115	85,493
flatexDEGIRO AG(a)	5,499	55,932
Fraport AG Frankfurt Airport Services Worldwide(a)	3,043	139,164
Freenet AG	10,142	238,810
Gerresheimer AG(c)	2,554	153,407
GFT Technologies SE	1,462	66,075
Global Fashion Group SA(a)	6,813	10,109
Grand City Properties SA	8,082	110,228
GRENKE AG(c)	2,296	60,289
Hamborner REIT AG	5,559	48,910
Hamburger Hafen und Logistik AG	2,196	30,606
Heidelberger Druckmaschinen AG(a)(c)	21,510	33,013
Hensoldt AG	3,068	78,662
HOCHTIEF AG	2,045	109,765
Hornbach Holding AG & Co. KGaA	735	57,690
Hugo Boss AG	4,699	277,675
Hypoport SE(a)	324	67,344
Indus Holding AG	1,679	40,261
Instone Real Estate Group SE(b)	3,844	42,115
Jenoptik AG	4,233	102,525
JOST Werke AG(b)	1,083	45,024
K+S AG, Registered	15,712	331,307
Kloeckner & Co. SE	6,181	60,578
Krones AG	1,167	101,681
KWS Saat SE & Co. KGaA	952	58,166
LANXESS AG	6,720	247,133
MBB SE(c)	159	17,568
Media and Games Invest SE(a)(c)	9,280	22,649
Medios AG(a)	1,251	36,369
METRO AG(a)	10,623	86,334
MLP SE	5,533	32,347
MorphoSys AG(a)	2,895	64,366
Nagarro SE(a)	676	79,280
Nordex SE(a)(c)	10,401	101,063
Norma Group SE	2,652	49,476
Northern Data AG(a)(c)	424	10,367
OHB SE	421	14,449
PATRIZIA AG	4,013	51,761
Pfeiffer Vacuum Technology AG	291	46,010
PNE AG	2,952	46,990
ProSiebenSat.1 Media SE	14,444	123,535

Security	Shares	Value

Germany (continued)
PVA TePla AG(a)	1,643	$35,889
Salzgitter AG(c)	2,508	63,855
Secunet Security Networks AG	136	39,340
SGL Carbon SE(a)	4,984	37,750
Siltronic AG	1,253	101,729
Sirius Real Estate Ltd.	96,870	112,756
Sixt SE	1,136	138,685
SMA Solar Technology AG(a)(c)	880	48,015
Software AG	4,253	114,901
Stabilus SE	2,037	114,801
Steico SE	463	37,839
Stratec SE	626	57,744
Stroeer SE & Co. KGaA	2,730	119,404
Suedzucker AG	5,908	83,346
Synlab AG	9,268	175,491
TAG Immobilien AG	14,409	159,569
Takkt AG	2,568	35,018
TeamViewer AG(a)(b)	12,161	126,616
thyssenkrupp AG(a)	38,328	236,717
Tonies SE, Class A(a)	3,322	16,976
TUI AG(a)	85,467	138,101
Varta AG(c)	1,516	123,409
VERBIO Vereinigte BioEnergie AG	1,807	112,139
Vitesco Technologies Group AG(a)	1,671	90,884
Vossloh AG	725	25,875
Wacker Neuson SE	2,342	45,062
Wuestenrot & Wuerttembergische AG	1,932	33,178
Zeal Network SE	1,155	36,949

		8,880,600

Hong Kong — 0.0%
China Hongxing Sports Ltd.(d)	198,000	2
Peace Mark Holdings Ltd.(d)	30,000	—
Untrade Real Gold Mining(d)	27,000	—

		2

Ireland — 1.4%
AIB Group PLC	67,429	153,377
Bank of Ireland Group PLC	85,011	486,922
C&C Group PLC(a)	32,668	78,956
Cairn Homes PLC(a)	56,628	62,854
Dalata Hotel Group PLC(a)	16,989	62,599
Glanbia PLC	16,434	193,158
Glenveagh Properties PLC(a)(b)	51,912	57,618
Grafton Group PLC	18,948	195,988
Greencore Group PLC(a)	44,772	54,850
Irish Residential Properties REIT PLC	35,869	49,638
Origin Enterprises PLC	10,208	41,441
Uniphar PLC(a)	18,694	61,809

		1,499,210

Israel — 0.2%
Plus500 Ltd.	8,260	167,640
Tremor International Ltd.(a)(c)	7,739	40,657

		208,297

Italy — 5.2%
A2A SpA	130,173	167,780
ACEA SpA	3,580	51,697
Anima Holding SpA(b)	19,985	70,164
Antares Vision SpA(a)	2,308	24,694
Arnoldo Mondadori Editore SpA	10,567	18,325
Ascopiave SpA	4,723	13,422

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Autogrill SpA(a)	16,164	$105,458
Azimut Holding SpA	8,911	155,881
Banca Generali SpA(c)	4,827	140,435
Banca IFIS SpA	2,100	28,255
Banca Mediolanum SpA	18,521	122,653
Banca Monte dei Paschi di Siena SpA(a)(c)	18,986	8,052
Banca Popolare di Sondrio SPA	37,758	125,303
Banco BPM SpA	118,158	306,038
BFF Bank SpA(b)	13,138	92,307
Biesse SpA(c)	1,098	15,658
Bio On SpA(c)(d)	801	—
BPER Banca	87,757	121,817
Brembo SpA	12,364	130,606
Brunello Cucinelli SpA	2,841	165,116
Buzzi Unicem SpA	7,920	144,802
Carel Industries SpA(b)	3,308	75,367
CIR SpA-Compagnie Industriali(a)	58,701	24,868
Credito Emiliano SpA	6,630	37,527
Danieli & C Officine Meccaniche SpA	1,014	20,857
Datalogic SpA(c)	1,874	14,605
De’ Longhi SpA	6,236	118,606
Digital Bros. SpA	439	11,910
Digital Value SpA(a)	294	19,269
doValue SpA(b)	5,011	30,599
El.En. SpA	3,499	52,545
Enav SpA(a)(b)	22,553	98,604
ERG SpA	4,937	161,031
Esprinet SpA	2,525	18,276
Fila SpA	2,366	19,253
Fincantieri SpA(a)(c)	45,766	24,060
Gruppo MutuiOnline SpA	2,166	58,040
GVS SpA(b)	5,995	58,250
Hera SpA	68,130	195,756
Illimity Bank SpA(a)	4,494	46,269
Immobiliare Grande Distribuzione SIIQ SpA	4,453	16,553
Interpump Group SpA	5,888	251,640
Iren SpA	60,266	113,573
Italgas SpA	40,354	230,857
Italmobiliare SpA	1,277	35,579
Juventus Football Club SpA(a)(c)	83,462	30,750
Leonardo SpA	33,053	309,594
Maire Tecnimont SpA(c)	11,822	32,831
MARR SpA	2,590	35,846
OVS SpA(b)(c)	18,146	29,186
Pharmanutra SpA	328	22,575
Piaggio & C SpA	12,900	33,985
Pirelli & C SpA(b)	28,646	124,026
RAI Way SpA(b)	7,477	37,213
Reply SpA	1,870	246,179
Safilo Group SpA(a)	18,971	25,923
Saipem SpA(a)(c)	99,168	82,497
Salcef SpA	2,063	39,819
Salvatore Ferragamo SpA	4,079	72,353
Sanlorenzo SpA/Ameglia	970	33,769
Saras SpA(a)	47,588	60,366
Seco SpA(a)	2,693	17,497
Sesa SpA	647	91,833
SOL SpA	3,034	56,272
Tamburi Investment Partners SpA	9,144	75,973
Technogym SpA(b)(c)	11,669	82,208

Security	Shares	Value

Italy (continued)
Technoprobe SpA(a)	10,425	$83,988
Tinexta SpA	1,738	43,280
Tod’s SpA(a)	800	28,414
Unipol Gruppo SpA	32,808	137,620
Webuild SpA(c)	33,342	51,457
Wiit SpA	839	17,193
Zignago Vetro SpA	2,564	32,525

		5,677,529

Netherlands — 4.3%
Aalberts NV	8,164	349,876
Alfen Beheer BV(a)(b)	1,800	210,129
AMG Advanced Metallurgical Group NV	2,307	64,761
Arcadis NV	5,925	219,081
Ariston Holding NV	7,035	58,240
ASR Nederland NV	11,464	479,166
B&S Group Sarl(b)	2,522	13,160
Basic-Fit NV(a)(b)	4,366	177,075
BE Semiconductor Industries NV	5,853	314,199
Boskalis Westminster	6,495	213,117
Brunel International NV	1,862	21,091
Cementir Holding NV	3,747	24,353
CM.Com NV(a)(c)	1,168	14,157
Corbion NV	4,951	172,545
COSMO Pharmaceuticals NV	757	40,619
CureVac NV(a)	4,675	62,402
Ebusco Holding NV(a)(c)	1,232	29,610
Eurocommercial Properties NV	3,639	82,396
Fastned BV(a)(c)	348	10,082
Flow Traders(b)	2,724	59,196
Fugro NV(a)	8,180	97,361
InPost SA(a)	18,695	123,448
Intertrust NV(a)(b)	7,508	148,100
Iveco Group NV(a)	16,843	103,123
Koninklijke BAM Groep NV(a)	21,885	53,363
Koninklijke Vopak NV	5,769	133,893
Meltwater Holding BV(a)	10,930	14,201
MFE-MediaForEurope NV(a)	56,420	25,396
MFE-MediaForEurope NV, Class B(a)	25,740	16,565
NSI NV	1,546	50,162
Pharming Group NV(a)(c)	53,007	41,478
PostNL NV(c)	29,963	78,812
RHI Magnesita NV	2,157	59,463
SBM Offshore NV	10,944	152,742
Shop Apotheke Europe NV(a)(b)	1,214	117,889
Signify NV(b)	10,682	346,930
Sligro Food Group NV(a)	1,749	34,679
Technip Energies NV	10,823	127,822
TKH Group NV	3,261	133,867
TomTom NV(a)	6,017	54,392
Van Lanschot Kempen NV	2,603	59,607
Vastned Retail NV	963	23,335
Wereldhave NV	2,788	42,235

		4,654,118

Norway — 4.5%
Aker ASA, Class A	1,864	144,760
Aker Carbon Capture ASA(a)	27,467	61,909
Aker Horizons Holding AS(a)	19,793	36,761
Aker Solutions ASA	20,388	63,195
Atea ASA	6,782	82,810

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Austevoll Seafood ASA	7,331	$90,309
Bakkafrost P/F	4,180	291,412
Bewi ASA	3,931	28,005
Bonheur ASA	1,760	70,477
Borregaard ASA	7,504	134,702
BW Energy Ltd.(a)(c)	8,383	23,885
BW LPG Ltd.(b)	6,636	54,585
BW Offshore Ltd.	18,743	52,756
Crayon Group Holding ASA(a)(b)(c)	5,881	94,279
DNO ASA	34,409	49,509
Elkem ASA(b)	26,422	108,261
Elopak ASA	10,081	19,136
Entra ASA(b)	5,308	74,750
Europris ASA(b)	13,227	78,210
Flex LNG Ltd.	2,526	80,107
Frontline Ltd./Bermuda(a)	10,280	97,920
Golden Ocean Group Ltd.	11,436	126,266
Grieg Seafood ASA	3,785	58,120
Hafnia Ltd.(c)	9,324	33,138
Hexagon Composites ASA(a)	9,564	32,119
Hexagon Purus ASA(a)	6,405	18,568
Kahoot! ASA(a)(c)	21,626	51,853
Leroy Seafood Group ASA	22,265	174,908
LINK Mobility Group Holding ASA(a)	13,634	17,883
MPC Container Ships AS	22,148	54,015
NEL ASA(a)(c)	118,550	204,512
Nordic Semiconductor ASA(a)	13,709	240,916
Norway Royal Salmon ASA(a)	1,050	26,997
Norwegian Air Shuttle ASA(a)	50,713	49,479
Nykode Therapeutics AS(a)(c)	8,454	28,663
Odfjell Drilling Ltd.(a)	7,828	18,785
Protector Forsikring ASA	5,125	60,449
REC Silicon ASA(a)	21,189	39,999
Scatec ASA(b)	9,917	118,418
Schibsted ASA, Class A	6,099	114,634
Schibsted ASA, Class B	8,119	146,050
Selvaag Bolig ASA	3,387	14,385
SpareBank 1 Nord Norge	7,981	77,208
SpareBank 1 Oestlandet	2,897	35,792
SpareBank 1 SMN	10,796	138,428
SpareBank 1 SR-Bank ASA	14,868	175,804
Stolt-Nielsen Ltd.	1,467	31,259
Storebrand ASA	38,744	325,877
TGS ASA	9,410	139,673
TOMRA Systems ASA	19,443	455,153
Veidekke ASA	8,741	90,376
Volue ASA(a)	3,865	9,836
Wallenius Wilhelmsen ASA	8,446	56,619

		4,903,920

Portugal — 0.5%
Altri SGPS SA	5,858	34,565
Banco Comercial Portugues SA, Class R	669,482	99,343
Corticeira Amorim SGPS SA	3,107	33,025
CTT-Correios de Portugal SA	8,790	30,061
Greenvolt Energias Renovaveis SA(a)	4,352	39,306
Navigator Co. SA (The)	18,061	74,537
NOS SGPS SA	17,220	65,013
REN - Redes Energeticas Nacionais SGPS SA	32,337	91,423
Semapa-Sociedade de Investimento e Gestao	1,357	19,858

Security	Shares	Value

Portugal (continued)
Sonae SGPS SA	73,162	$83,242

		570,373

Singapore — 0.0%
Jurong Technologies Industrial Corp. Ltd.(d)	60,000	—

Spain — 3.4%
Acerinox SA	16,924	165,116
Almirall SA(c)	6,231	60,160
Applus Services SA	11,407	82,834
Atresmedia Corp. de Medios de Comunicacion SA	7,298	22,426
Audax Renovables SA	8,579	9,414
Banco de Sabadell SA	469,509	300,609
Bankinter SA	55,737	274,423
Befesa SA(b)	3,325	154,016
Cia. de Distribucion Integral Logista Holdings SA	5,378	110,857
Cie. Automotive SA	4,114	108,221
Construcciones y Auxiliar de Ferrocarriles SA	1,594	47,197
Corp Financiera Alba SA	1,461	77,071
Distribuidora Internacional de Alimentacion SA(a)	1,335,510	17,960
Ebro Foods SA	5,712	95,053
eDreams ODIGEO SA(a)	5,115	27,087
Ence Energia y Celulosa SA	11,106	36,790
Faes Farma SA	25,827	110,073
Fluidra SA	8,085	151,126
Gestamp Automocion SA(b)	14,427	55,500
Global Dominion Access SA(b)	6,990	28,041
Grenergy Renovables SA(a)	923	36,538
Grupo Catalana Occidente SA	3,486	103,955
Indra Sistemas SA	11,774	107,705
Inmobiliaria Colonial Socimi SA	24,620	163,119
Laboratorios Farmaceuticos Rovi SA	1,597	83,617
Lar Espana Real Estate Socimi SA	4,150	20,296
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	53,604	59,490
Mapfre SA	77,001	124,368
Mediaset Espana Comunicacion SA(a)	5,154	17,933
Melia Hotels International SA(a)	10,164	64,107
Merlin Properties Socimi SA	27,427	294,177
Miquel y Costas & Miquel SA	1,061	13,678
Neinor Homes SA(b)	2,336	25,126
Pharma Mar SA	1,192	73,427
Prosegur Cash SA(b)	25,404	18,460
Prosegur Cia. de Seguridad SA	15,248	27,193
Sacyr SA	32,291	73,848
Solaria Energia y Medio Ambiente SA(a)	6,216	143,326
Soltec Power Holdings SA(a)(c)	3,061	15,274
Talgo SA(b)	6,461	19,212
Tecnicas Reunidas SA(a)(c)	2,814	18,682
Unicaja Banco SA(b)	120,669	104,380
Viscofan SA	3,296	191,954

		3,733,839

Sweden — 11.6%
AAK AB	14,856	259,682
AcadeMedia AB(b)	7,057	34,791
AddLife AB	9,411	162,142
AddTech AB, Class B	21,645	370,533
AFRY AB	7,749	118,326
Alimak Group AB(b)	2,892	25,764
Ambea AB(b)	6,066	29,903
Arjo AB, Class B	17,834	97,967

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Atrium Ljungberg AB, Class B	3,738	$55,583
Attendo AB(a)(b)	9,304	22,649
Avanza Bank Holding AB	10,333	199,381
Axfood AB(c)	8,881	281,753
Beijer Alma AB	3,696	74,224
Beijer Ref AB	20,571	326,314
Betsson AB	9,770	67,443
BHG Group AB(a)	8,089	27,647
BICO Group AB, Class B(a)(c)	3,362	13,352
Bilia AB, Class A	6,099	86,176
BillerudKorsnas AB(c)	18,709	241,319
BioArctic AB(a)(b)	2,724	29,578
BioGaia AB	7,215	67,875
Biotage AB	5,418	119,187
Bonava AB, Class B	6,277	23,515
Boozt AB(a)(b)	4,472	31,503
Bravida Holding AB(b)	16,912	171,273
Bufab AB	2,171	65,499
Bure Equity AB	4,623	123,069
Calliditas Therapeutics AB, Class B(a)	2,340	22,122
Camurus AB(a)	2,438	55,406
Cary Group AB(a)(c)	6,598	41,131
Castellum AB	21,287	341,274
Catena AB	2,558	117,216
Cellavision AB	1,322	47,623
Cibus Nordic Real Estate AB	3,616	64,814
Cint Group AB(a)	12,114	85,502
Clas Ohlson AB, Class B	3,345	37,943
Cloetta AB, Class B	15,343	30,710
Collector AB(a)	5,292	18,388
Coor Service Management Holding AB(b)	7,959	65,898
Corem Property Group AB, Class B	46,946	63,131
Creades AB, Class A	4,291	39,531
Dios Fastigheter AB	6,945	54,897
Dometic Group AB(b)	25,965	176,087
Duni AB(a)	2,817	26,889
Dustin Group AB(b)	5,740	39,195
Electrolux Professional AB, Class B	19,790	120,934
Elekta AB, Class B	30,188	218,033
Fabege AB	22,061	226,452
Fagerhult AB	7,671	41,729
Fingerprint Cards AB, Class B(a)(c)	24,783	21,961
Fortnox AB	40,518	231,049
GARO AB	2,749	48,033
Granges AB	9,043	83,849
Hemnet Group AB	3,162	47,926
Hexatronic Group AB	13,366	162,140
Hexpol AB	21,941	228,846
HMS Networks AB	2,339	111,498
Hufvudstaden AB, Class A	9,366	129,282
Humble Group AB(a)(c)	11,640	18,808
Implantica AG, SDR(a)	2,883	11,348
Instalco AB	15,211	75,296
Intrum AB	6,038	128,972
Investment AB Oresund	2,058	22,574
INVISIO AB	3,377	55,097
Inwido AB	4,791	58,135
JM AB	4,342	80,577
Kambi Group PLC, Class B(a)	2,101	37,927
Karo Pharma AB(a)	4,559	22,790

Security	Shares	Value

Sweden (continued)
K-Fast Holding AB(a)	4,691	$13,476
Kindred Group PLC	18,893	166,392
KNOW IT AB	2,174	64,256
LeoVegas AB(b)	6,007	35,954
Lime Technologies AB	920	26,381
Lindab International AB	6,278	109,886
Loomis AB	6,188	174,491
MEKO AB	3,392	39,874
Millicom International Cellular SA, SDR(a)	14,122	222,055
MIPS AB(c)	2,219	118,716
Modern Times Group MTG AB, Class B	8,102	83,860
Munters Group AB(b)	10,710	79,876
Mycronic AB	6,016	88,483
NCC AB, Class B	6,763	70,235
New Wave Group AB, Class B	3,651	55,959
Nobia AB	10,669	30,990
Nolato AB, Class B	16,590	99,834
Nordnet AB publ	11,514	154,662
Note AB(a)	1,452	29,814
Nyfosa AB	13,622	127,182
OX2 AB(a)	6,811	66,984
Pandox AB(a)	7,600	111,455
Paradox Interactive AB(c)	2,645	46,915
Peab AB, Class B	15,156	103,401
Platzer Fastigheter Holding AB, Class B	5,101	43,731
PowerCell Sweden AB(a)	3,891	69,943
Ratos AB, Class B	17,020	85,265
Re:NewCell AB(a)(c)	1,681	17,588
Resurs Holding AB(b)	10,588	24,734
Rvrc Holding AB	3,296	14,932
Saab AB, Class B	6,113	221,129
Samhallsbyggnadsbolaget i Norden AB(c)	85,966	159,507
Samhallsbyggnadsbolaget i Norden AB, Class D	12,248	23,496
Scandic Hotels Group AB(a)(b)	12,640	51,762
Sdiptech AB, Class B(a)	2,488	69,375
Sectra AB	11,212	205,840
Sedana Medical AB(a)	5,416	14,781
SkiStar AB	3,562	55,296
SSAB AB, Class A	19,151	92,679
SSAB AB, Class B	53,473	245,344
Stillfront Group AB(a)	38,139	99,940
Storskogen Group AB(c)	115,704	153,916
Storytel AB(a)	3,459	19,574
Surgical Science Sweden AB(a)	2,764	43,104
Svolder AB	7,954	51,690
Sweco AB, Class B	17,845	199,030
SwedenCare AB	7,140	50,192
Synsam AB	3,754	23,175
Thule Group AB(b)	8,568	248,744
Trelleborg AB, Class B	20,141	494,875
Troax Group AB	3,196	67,946
Truecaller AB(a)	5,460	42,818
Vestum AB(a)	12,599	19,896
Viaplay Group AB, Class B(a)	6,158	182,836
Vimian Group AB(a)	10,613	41,398
Vitec Software Group AB, Class B	2,399	110,611
Vitrolife AB	5,082	165,801
VNV Global AB(a)	8,023	22,657
Volati AB	2,059	29,126
Wallenstam AB, Class B	29,307	149,387

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Wihlborgs Fastigheter AB	23,027	$196,355
XANO Industri AB, Class B	1,284	15,769
Xvivo Perfusion AB(a)	1,816	41,012

		12,623,846

Switzerland — 9.2%
Allreal Holding AG, Registered	1,218	201,515
ALSO Holding AG, Registered	538	99,749
APG SGA SA	107	20,403
Arbonia AG	4,410	62,716
Aryzta AG(a)	76,903	87,889
Autoneum Holding AG	235	27,240
Banque Cantonale Vaudoise, Registered	2,505	233,241
Basilea Pharmaceutica AG, Registered(a)(c)	1,010	46,804
Belimo Holding AG, Registered	819	336,211
Bell Food Group AG, Registered	175	46,839
BKW AG	1,724	196,136
Bobst Group SA, Registered	669	55,177
Bossard Holding AG, Class A, Registered	480	106,984
Bucher Industries AG, Registered	547	210,013
Burckhardt Compression Holding AG	253	114,299
Burkhalter Holding AG	504	39,606
Bystronic AG, Registered	117	86,563
Cembra Money Bank AG	2,500	181,733
Coltene Holding AG, Registered	211	20,579
Comet Holding AG, Registered	643	118,589
Daetwyler Holding AG, Bearer	633	154,297
DKSH Holding AG	2,980	244,951
dormakaba Holding AG	240	114,332
Dottikon Es Holding AG(a)	235	57,740
Dufry AG, Registered(a)	6,044	227,568
EFG International AG	7,733	60,225
Emmi AG, Registered	174	173,122
Flughafen Zurich AG, Registered(a)	1,638	272,393
Forbo Holding AG, Registered	85	114,143
Galenica AG(b)	4,149	328,478
Georg Fischer Ltd.	6,733	411,514
Gurit Holding AG(c)	265	32,285
Helvetia Holding AG, Registered	3,049	348,588
Huber + Suhner AG, Registered	1,347	121,288
Idorsia Ltd.(a)(c)	9,553	116,825
Implenia AG, Registered(a)(c)	1,161	30,705
Inficon Holding AG, Registered	140	116,838
Interroll Holding AG, Registered	54	142,508
Intershop Holding AG	94	63,203
Kardex Holding AG, Registered	523	104,878
Komax Holding AG, Registered	297	80,569
Landis+Gyr Group AG	1,771	116,894
LEM Holding SA, Registered	48	95,309
Leonteq AG	754	44,955
Medacta Group SA(b)	589	58,229
Medartis Holding AG(a)(b)	336	29,863
Medmix AG(b)	2,100	47,588
Metall Zug AG, Class B, Registered	17	34,380
Meyer Burger Technology AG(a)	197,727	117,565
Mobilezone Holding AG, Registered	3,293	58,773
Mobimo Holding AG, Registered	588	151,399
Molecular Partners AG(a)	1,766	11,299
Montana Aerospace AG(a)(b)	1,680	33,468
OC Oerlikon Corp. AG, Registered	15,544	120,296
Orior AG	545	46,637

Security	Shares	Value

Switzerland (continued)
Peach Property Group AG	815	$29,583
PolyPeptide Group AG(b)	1,184	56,187
PSP Swiss Property AG, Registered	3,767	450,504
Rieter Holding AG, Registered	197	22,356
Schweiter Technologies AG, Bearer	84	95,297
Sensirion Holding AG(a)(b)	756	87,738
SFS Group AG	1,560	171,477
Siegfried Holding AG, Registered	331	244,957
SIG Group AG	23,765	619,989
Softwareone Holding AG	7,919	107,783
St. Galler Kantonalbank AG, Class A, Registered	254	120,996
Stadler Rail AG(c)	4,171	135,084
Sulzer AG, Registered	1,563	104,775
Swiss Steel Holding AG, Registered(a)	66,170	18,631
Swissquote Group Holding SA, Registered	825	100,299
Tecan Group AG, Registered	1,053	373,959
Trifork Holding AG	759	20,521
TX Group AG	233	30,518
u-blox Holding AG	570	66,725
Valiant Holding AG, Registered	1,327	119,543
Valora Holding AG, Registered	308	84,190
Vetropack Holding AG, Registered	1,009	40,093
Vontobel Holding AG, Registered	2,357	155,035
V-ZUG Holding AG(a)	171	13,995
Ypsomed Holding AG, Registered	315	44,709
Zehnder Group AG, Registered	788	50,880
Zur Rose Group AG(a)(c)	799	57,050

		9,998,265

United Kingdom — 31.9%
888 Holdings PLC	30,669	54,940
Abcam PLC(a)	17,852	266,796
Advanced Medical Solutions Group PLC	17,857	61,118
AG Barr PLC	7,393	48,736
Airtel Africa PLC(b)	77,261	149,346
AJ Bell PLC	25,591	98,467
Alliance Pharma PLC	42,899	50,832
Alpha FX Group PLC	2,479	54,944
Alphawave IP Group PLC(a)	22,118	36,255
AO World PLC(a)(c)	38,032	20,110
Argo Blockchain PLC(a)	38,348	17,477
Ascential PLC(a)	36,456	130,338
Ashmore Group PLC	38,515	101,503
ASOS PLC(a)	5,823	74,110
Assura PLC	244,712	205,081
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	5,525	32,494
Atalaya Mining PLC	9,300	31,711
Auction Technology Group PLC(a)	7,522	91,053
Avacta Group PLC(a)(c)	21,484	28,780
Avast PLC(b)	56,368	319,199
Avon Protection PLC	2,645	34,208
B&M European Value Retail SA	78,504	406,482
Babcock International Group PLC(a)	21,272	88,962
Bakkavor Group PLC(b)	14,912	15,872
Balanced Commercial Property Trust Ltd.	62,880	91,869
Balfour Beatty PLC	53,537	182,944
Bank of Georgia Group PLC	3,036	55,680
Beazley PLC	50,385	333,707
Bellway PLC	10,279	307,178
Biffa PLC(b)	25,680	113,646
Big Yellow Group PLC	14,338	248,716

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bodycote PLC	15,666	$114,606
boohoo Group PLC(a)	84,085	68,708
Borr Drilling Ltd.(a)(c)	10,416	38,007
Breedon Group PLC	124,309	107,700
Brewin Dolphin Holdings PLC	22,718	141,650
Bridgepoint Group PLC(b)	55,269	171,632
Britvic PLC	22,204	232,679
Burford Capital Ltd.	15,495	166,149
Bytes Technology Group PLC	17,936	98,995
Capita PLC(a)	141,902	49,827
Capital & Counties Properties PLC	58,271	105,566
Capricorn Energy PLC(a)	27,180	72,881
Carnival PLC(a)	12,400	99,987
Centamin PLC	95,818	96,879
Central Asia Metals PLC	13,700	41,626
Centrica PLC(a)	487,567	522,427
Ceres Power Holdings PLC(a)(c)	10,339	76,804
Chemring Group PLC	23,684	100,233
Cineworld Group PLC(a)(c)	80,443	22,701
Civitas Social Housing PLC	51,029	51,454
Clarkson PLC	2,268	95,375
Clipper Logistics PLC(d)	1,078	10,917
Close Brothers Group PLC	12,534	169,430
CLS Holdings PLC	15,327	37,871
CMC Markets PLC(b)	10,756	33,729
Coats Group PLC	116,754	105,594
Computacenter PLC	6,604	208,779
ContourGlobal PLC(b)	16,744	52,458
ConvaTec Group PLC(b)	133,629	372,623
Countryside Partnerships PLC(a)(b)	40,028	141,879
Craneware PLC	2,070	47,392
Cranswick PLC	4,404	179,131
Crest Nicholson Holdings PLC	21,488	72,248
Currys PLC	89,353	73,061
Custodian Reit PLC	34,482	45,687
CVS Group PLC	5,873	123,303
Darktrace PLC(a)	17,501	80,358
Dechra Pharmaceuticals PLC	8,988	404,484
Deliveroo PLC(a)(b)	72,535	80,065
Derwent London PLC	8,398	293,192
Diploma PLC	10,376	348,452
Direct Line Insurance Group PLC	111,376	279,503
Diversified Energy Co. PLC	71,136	107,161
Domino’s Pizza Group PLC	32,532	113,374
Dr. Martens PLC	49,986	158,694
Drax Group PLC	28,192	270,438
DS Smith PLC	113,983	406,303
Dunelm Group PLC	9,311	96,811
easyJet PLC(a)	25,200	123,082
Elementis PLC(a)	48,023	63,950
EMIS Group PLC	4,753	106,141
Empiric Student Property PLC	50,725	55,630
Energean PLC(a)	10,276	143,662
EnQuest PLC(a)	125,823	44,207
Ergomed PLC(a)	3,111	45,702
Essentra PLC	24,584	74,211
Euromoney Institutional Investor PLC	9,082	160,800
FD Technologies PLC(a)	1,861	44,448
Ferrexpo PLC	24,624	44,663
Fevertree Drinks PLC	8,505	111,434

Security	Shares	Value

United Kingdom (continued)
Finablr PLC(a)(b)(d)	20,497	$—
Firstgroup PLC	62,498	102,072
Forterra PLC(b)	19,327	69,315
Frasers Group PLC(a)	14,646	160,252
Frontier Developments PLC(a)(c)	1,837	34,892
Future PLC	9,584	214,732
Games Workshop Group PLC	2,694	254,968
Gamma Communications PLC	6,786	92,045
GB Group PLC	19,773	122,356
Genel Energy PLC	12,768	22,644
Genuit Group PLC	20,582	106,590
Genus PLC	5,376	185,801
Go-Ahead Group PLC (The)(a)	3,448	62,297
Grainger PLC	61,583	222,137
Great Portland Estates PLC	17,969	136,017
Greatland Gold PLC(a)	333,187	51,531
Greggs PLC	8,521	212,446
Gulf Keystone Petroleum Ltd.	17,825	51,308
Gym Group PLC (The)(a)(b)	13,308	28,914
Halfords Group PLC	18,661	39,043
Hammerson PLC	291,676	89,049
Harbour Energy PLC	38,245	171,019
Hays PLC	138,940	216,770
Helical PLC	9,240	43,885
Helios Towers PLC(a)	60,984	107,218
Hill & Smith Holdings PLC	6,473	104,047
Hiscox Ltd.	28,776	313,334
Hochschild Mining PLC	24,175	23,868
Home Reit PLC	65,908	95,513
HomeServe PLC	25,170	360,774
Hotel Chocolat Group PLC(a)	4,399	7,393
Howden Joinery Group PLC	49,269	406,694
Hunting PLC	11,425	30,053
Ibstock PLC(b)	33,501	83,971
IG Group Holdings PLC	33,885	328,761
IMI PLC	21,742	355,025
Impact Healthcare Reit PLC	25,737	36,859
Impax Asset Management Group PLC	7,183	63,070
Inchcape PLC	31,744	324,905
Indivior PLC(a)	58,577	229,396
IntegraFin Holdings PLC	24,237	80,755
Intermediate Capital Group PLC	24,158	450,340
Investec PLC	57,861	313,008
IP Group PLC	87,025	91,673
ITM Power PLC(a)(c)	35,679	93,155
ITV PLC	300,321	270,114
IWG PLC(a)	63,114	148,014
J D Wetherspoon PLC(a)	8,027	54,818
JET2 PLC(a)	13,468	150,954
John Menzies PLC(a)	5,751	42,442
John Wood Group PLC(a)	57,246	109,729
Johnson Service Group PLC(a)	37,130	51,174
JTC PLC(b)	10,920	99,301
Judges Scientific PLC	429	44,512
Jupiter Fund Management PLC	35,009	53,754
Just Group PLC	86,941	75,735
Kainos Group PLC	6,469	107,534
Kape Technologies PLC(a)	13,177	47,980
Keller Group PLC	5,682	55,244
Keywords Studios PLC	5,925	182,158

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Kier Group PLC(a)	37,095	$34,589
Lancashire Holdings Ltd.	20,190	109,988
Learning Technologies Group PLC	49,870	80,773
Liontrust Asset Management PLC	4,958	62,989
LondonMetric Property PLC	77,125	235,183
Luceco PLC(b)	6,722	8,934
LXI REIT PLC	155,225	281,168
Man Group PLC/Jersey	113,786	378,536
Marks & Spencer Group PLC(a)	163,511	283,475
Marlowe PLC(a)	6,796	66,044
Marshalls PLC	17,934	108,278
Marston’s PLC(a)	52,101	30,290
Mediclinic International PLC(a)	33,272	196,869
Meggitt PLC(a)	64,670	622,946
Micro Focus International PLC	27,669	96,388
Mitchells & Butlers PLC(a)	22,820	48,203
Mitie Group PLC	116,229	111,062
Moneysupermarket.com Group PLC	44,034	109,619
Moonpig Group PLC(a)	18,546	47,251
Morgan Advanced Materials PLC	23,438	90,909
Morgan Sindall Group PLC	3,372	83,600
National Express Group PLC(a)	43,725	97,962
NCC Group PLC	25,960	70,910
Network International Holdings PLC(a)(b)	42,535	104,013
Next Fifteen Communications Group PLC	6,904	86,445
Ninety One PLC	33,740	84,314
Numis Corp. PLC(c)	4,653	14,664
On the Beach Group PLC(a)(b)	12,510	16,968
OSB Group PLC	37,112	238,398
Oxford Biomedica PLC(a)	5,838	34,339
Oxford Nanopore Technologies PLC(a)(c)	27,443	107,185
Pagegroup PLC	27,318	152,051
Pan African Resources PLC	167,606	41,209
Pantheon Resources PLC(a)(c)	59,337	84,673
Paragon Banking Group PLC	20,007	130,628
Patisserie Holdings PLC, NVS(d)	7,527	—
Penno Group PLC	22,147	271,089
Petrofac Ltd.(a)(c)	34,833	48,867
Pets at Home Group PLC	41,564	166,768
Picton Property Income Ltd. (The)	42,792	48,152
Playtech PLC(a)	19,162	114,821
Polar Capital Holdings PLC	5,416	32,273
Premier Foods PLC	54,396	77,107
Primary Health Properties PLC	105,380	189,594
Provident Financial PLC	19,593	46,301
PRS REIT PLC (The)	43,515	58,292
PZ Cussons PLC	18,354	47,091
QinetiQ Group PLC	47,377	220,649
Quilter PLC(b)	109,496	140,011
Rank Group PLC(a)	17,004	18,637
Rathbones Group PLC	4,892	107,830
Reach PLC	24,742	29,121
Redde Northgate PLC	19,584	87,527
Redrow PLC	24,740	174,927
Regional REIT Ltd.(b)	35,063	31,543
Renewi PLC(a)	6,669	61,661
Renishaw PLC	3,014	160,008
Restaurant Group PLC (The)(a)	66,942	41,501
Restore PLC	10,446	57,092
Rightmove PLC	70,237	549,097

Security	Shares	Value

United Kingdom (continued)
Rotork PLC	70,626	$224,115
Royal Mail PLC	64,634	223,362
RS GROUP PLC	39,055	493,056
RWS Holdings PLC	25,746	120,209
S4 Capital PLC(a)	22,188	34,313
Sabre Insurance Group PLC(b)	21,213	28,261
Safestore Holdings PLC	17,497	243,639
Saga PLC(a)	8,556	16,463
Sanne Group PLC(a)	12,799	143,397
Savills PLC	11,817	172,286
Senior PLC(a)	35,079	62,028
Serco Group PLC	101,790	234,188
Serica Energy PLC	16,821	77,856
Shaftesbury PLC	16,249	99,709
SIG PLC(a)(c)	57,301	25,500
Smart Metering Systems PLC	10,544	121,046
Softcat PLC	10,709	182,698
SolGold PLC(a)	94,784	29,319
Spectris PLC	9,219	350,650
Spire Healthcare Group PLC(a)(b)	23,859	69,238
Spirent Communications PLC	50,855	174,925
SSP Group PLC(a)	65,793	204,598
SThree PLC	10,512	48,282
Strix Group PLC(c)	17,027	33,135
Subsea 7 SA	19,286	173,817
Supermarket Income Reit PLC	82,192	129,212
Synthomer PLC	31,080	88,656
Target Healthcare REIT PLC	51,550	72,194
Tate & Lyle PLC	33,319	326,405
TBC Bank Group PLC	3,508	58,954
Team17 Group PLC(a)	9,374	50,126
Telecom Plus PLC	5,138	141,233
THG PLC(a)	61,099	50,947
TI Fluid Systems PLC(b)	27,948	59,491
TORM PLC, Class A(a)	2,352	38,437
TP ICAP Group PLC	65,146	94,408
Trainline PLC(a)(b)	40,045	193,214
Travis Perkins PLC	17,540	225,120
Tritax Big Box REIT PLC	155,011	372,944
Trustpilot Group PLC(a)(b)	19,645	18,475
Tullow Oil PLC(a)	92,706	58,187
Tyman PLC	16,323	52,768
UK Commercial Property REIT Ltd.	63,881	59,970
UNITE Group PLC (The)	28,161	401,500
Urban Logistics REIT PLC	39,030	84,334
Vesuvius PLC	18,003	78,883
Victoria PLC(a)(c)	5,462	24,860
Victrex PLC	7,142	168,216
Virgin Money UK PLC	107,704	187,853
Vistry Group PLC	18,487	208,403
Volex PLC	9,162	35,200
Volution Group PLC	16,464	84,214
Warehouse REIT PLC	34,314	63,099
Watkin Jones PLC	19,551	52,380
Weir Group PLC (The)	21,585	441,387
WH Smith PLC(a)	10,887	192,161
Wickes Group PLC	21,588	35,833
Wincanton PLC	10,387	47,691
Workspace Group PLC	11,481	82,520
Yellow Cake PLC(a)(b)	14,533	66,611

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)

YouGov PLC	8,801	$117,361
Young & Co’s Brewery PLC, Series A	1,874	28,299

		34,851,113

United States — 0.0%
GXO Logistics Inc.(a)	1	48

Total Common Stocks — 98.7% (Cost: $159,953,391)		107,745,764

Preferred Stocks

Germany — 0.5%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	673	35,312
Einhell Germany AG, Preference Shares, NVS	126	17,563
Fuchs Petrolub SE, Preference Shares, NVS	5,784	173,306
Jungheinrich AG, Preference Shares, NVS	3,997	108,796
Schaeffler AG, Preference Shares, NVS	10,365	61,055
Sixt SE, Preference Shares, NVS	1,361	96,017
STO SE & Co. KGaA, Preference Shares, NVS	210	32,585

		524,634

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	3,067	43,508

Total Preferred Stocks — 0.5% (Cost: $786,729)		568,142

Warrants

Italy — 0.0%
Webuild SpA (Expires 08/02/30)(a)(c)	5,951	—

Total Warrants — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.2% (Cost: $160,740,120)		108,313,906

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	4,949,251	$4,948,756
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	30,000	30,000

Total Short-Term Securities — 4.6% (Cost: $4,979,188)		4,978,756

Total Investments in Securities — 103.8% (Cost: $165,719,308)		113,292,662

Liabilities in Excess of Other Assets — (3.8)%		(4,115,192)

Net Assets — 100.0%		$109,177,470

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,448,300	$—	$(7,494,226	)(a)	$(3,049)	$(2,269)	$4,948,756	4,949,251	$378,162	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	410,000	—	(380,000	)(a)	—	—	30,000	30,000	310		—

					$(3,049)	$(2,269)	$4,978,756		$378,472		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	16	09/16/22	$604	$43,541
FTSE 100 Index	3	09/16/22	269	8,442

				$51,983

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$51,983	$—	$—	$—	$51,983

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(149,751)	$—	$—	$—	$(149,751)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$51,581	$—	$—	$—	$51,581

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,256,727

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Europe Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$11,242,815	$96,395,981	$106,968	$107,745,764
Preferred Stocks	—	568,142	—	568,142
Warrants	—	—	—	—
Money Market Funds	4,978,756	—	—	4,978,756

	$16,221,571	$96,964,123	$106,968	$113,292,662

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$51,983	$—	$51,983

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.5%
Ampol Ltd.	923	$21,867
APA Group	4,458	36,553
Aristocrat Leisure Ltd.	2,037	50,819
ASX Ltd.	615	38,225
Aurizon Holdings Ltd.	5,071	14,352
Australia & New Zealand Banking Group Ltd.	9,285	150,057
Australia & New Zealand Banking Group Ltd., New	619	9,904
BHP Group Ltd.	16,907	462,666
BlueScope Steel Ltd.	1,806	21,214
Brambles Ltd.	4,382	35,269
Cochlear Ltd.	197	29,693
Coles Group Ltd.	4,880	64,271
Commonwealth Bank of Australia	5,687	403,876
Computershare Ltd.	1,844	32,578
CSL Ltd.	1,609	327,620
Dexus	3,613	24,279
Domino’s Pizza Enterprises Ltd.	193	9,868
Endeavour Group Ltd./Australia	4,266	23,768
Evolution Mining Ltd.	5,149	9,512
Fortescue Metals Group Ltd.	5,956	76,645
Glencore PLC	32,911	186,530
Goodman Group	5,610	82,103
GPT Group (The)	6,533	21,018
IDP Education Ltd.(a)	692	13,923
Insurance Australia Group Ltd.	7,417	23,338
Lendlease Corp. Ltd.	1,998	14,475
Lottery Corp. Ltd. (The)(b)	9,204	29,196
Macquarie Group Ltd.	1,233	157,804
Medibank Pvt Ltd.	9,490	22,819
Mineral Resources Ltd.	571	21,757
Mirvac Group	14,867	22,523
National Australia Bank Ltd.	10,729	231,709
Newcrest Mining Ltd.	2,897	39,041
Northern Star Resources Ltd.	3,728	20,488
Orica Ltd.	1,345	15,941
Origin Energy Ltd.	6,071	25,488
Qantas Airways Ltd.(b)	2,536	8,172
QBE Insurance Group Ltd.	4,574	36,984
Ramsay Health Care Ltd.	615	30,382
REA Group Ltd.	154	13,587
Reece Ltd.	999	10,790
Rio Tinto Ltd.	1,230	85,220
Rio Tinto PLC	3,752	226,506
Santos Ltd.	10,836	56,330
Scentre Group	15,558	31,882
SEEK Ltd.	1,076	17,428
Sonic Healthcare Ltd.	1,461	35,183
South32 Ltd.	16,636	45,343
Stockland	8,644	23,423
Suncorp Group Ltd.	4,228	33,390
Telstra Corp. Ltd.	14,637	40,003
Transurban Group	9,953	101,736
Treasury Wine Estates Ltd.	2,383	20,542
Vicinity Centres	11,335	16,585
Washington H Soul Pattinson & Co. Ltd.	730	13,216
Wesfarmers Ltd.	3,843	125,918
Westpac Banking Corp.	11,926	180,597
WiseTech Global Ltd.	500	17,707

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	6,384	$144,154
Woolworths Group Ltd.	3,920	103,132

		4,189,399

Austria — 0.1%
Erste Group Bank AG	1,230	31,184
OMV AG	538	22,913
Verbund AG	231	25,402
voestalpine AG	423	9,525

		89,024

Belgium — 0.2%
Ageas SA/NV	462	20,164
Anheuser-Busch InBev SA/NV	2,923	156,579
D’ieteren Group	84	13,787
Elia Group SA/NV	121	18,369
Groupe Bruxelles Lambert SA	385	34,078
KBC Group NV	846	44,311
Proximus SADP	501	6,942
Sofina SA	39	9,133
Solvay SA	269	23,627
UCB SA	424	33,131
Umicore SA	692	25,066
Warehouses De Pauw CVA	503	17,099

		402,286

Canada — 3.8%
Agnico Eagle Mines Ltd.	1,523	65,485
Air Canada(b)	461	6,260
Algonquin Power & Utilities Corp.	2,498	34,938
Alimentation Couche-Tard Inc.	2,772	123,842
AltaGas Ltd.	806	17,957
ARC Resources Ltd.	2,323	32,581
Bank of Montreal	2,155	214,835
Bank of Nova Scotia (The)	4,025	245,200
Barrick Gold Corp.	5,735	90,377
Bausch Health Companies Inc.(b)	1,153	5,312
BCE Inc.	231	11,671
BlackBerry Ltd.(b)	1,652	10,153
Brookfield Asset Management Inc., Class A	4,765	236,436
Brookfield Renewable Corp., Class A	423	16,549
BRP Inc.	129	9,812
CAE Inc.(b)	976	25,822
Cameco Corp.	1,385	35,670
Canadian Apartment Properties REIT	269	10,190
Canadian Imperial Bank of Commerce	3,076	155,608
Canadian National Railway Co.	2,026	256,669
Canadian Natural Resources Ltd.	3,894	215,021
Canadian Pacific Railway Ltd.	3,105	244,826
Canadian Tire Corp. Ltd., Class A, NVS	219	28,135
Canadian Utilities Ltd., Class A, NVS	461	14,922
CCL Industries Inc., Class B, NVS	500	25,118
Cenovus Energy Inc.	4,551	86,716
CGI Inc.(b)	769	65,938
Constellation Software Inc.	69	117,377
Dollarama Inc.	886	53,698
Emera Inc.	846	40,108
Empire Co. Ltd., Class A, NVS	500	15,173
Enbridge Inc.	6,839	307,142
Fairfax Financial Holdings Ltd.	77	41,478
First Quantum Minerals Ltd.	2,057	37,588
FirstService Corp.	153	20,468

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Fortis Inc.	1,575	$74,399
Franco-Nevada Corp.	653	83,614
George Weston Ltd.	269	32,107
GFL Environmental Inc.	615	17,021
Gildan Activewear Inc.	692	20,281
Great-West Lifeco Inc.	1,000	24,302
Hydro One Ltd.(c)	1,115	31,128
iA Financial Corp. Inc.	385	21,184
IGM Financial Inc.	280	8,130
Imperial Oil Ltd.	762	36,519
Intact Financial Corp.	615	91,538
Ivanhoe Mines Ltd., Class A(b)	2,037	12,662
Keyera Corp.	692	17,936
Kinross Gold Corp.	3,959	13,572
Lightspeed Commerce Inc.(b)	345	7,404
Loblaw Companies Ltd.	577	52,525
Lundin Mining Corp.	2,229	12,568
Magna International Inc.	962	61,429
Manulife Financial Corp.	6,340	116,051
Metro Inc.	885	49,007
National Bank of Canada(a)	1,153	80,900
Northland Power Inc.	653	21,407
Nutrien Ltd.	1,873	160,336
Nuvei Corp.(b)(c)	155	5,418
Onex Corp.	270	14,430
Open Text Corp.	884	36,159
Pan American Silver Corp.	654	13,309
Parkland Corp.	500	14,029
Pembina Pipeline Corp.	1,738	66,355
Power Corp. of Canada	1,998	54,297
Quebecor Inc., Class B	461	10,242
Restaurant Brands International Inc.	961	51,519
RioCan REIT	500	8,024
Ritchie Bros Auctioneers Inc.	385	27,750
Rogers Communications Inc., Class B, NVS	1,102	50,662
Royal Bank of Canada	4,729	461,101
Saputo Inc.	1,000	24,700
Shaw Communications Inc., Class B, NVS	1,575	42,605
Shopify Inc., Class A(b)	3,840	133,773
Sun Life Financial Inc.	1,921	89,198
Suncor Energy Inc.	4,752	161,276
TC Energy Corp.	3,305	176,200
Teck Resources Ltd., Class B	1,607	47,248
TELUS Corp.	1,499	34,509
TFI International Inc.	270	26,967
Thomson Reuters Corp.	606	68,046
TMX Group Ltd.	192	19,700
Toromont Industries Ltd.	270	22,740
Toronto-Dominion Bank (The)	6,085	395,260
Tourmaline Oil Corp.	1,038	65,034
Waste Connections Inc.	884	117,899
West Fraser Timber Co. Ltd.	204	19,099
Wheaton Precious Metals Corp.	1,461	50,132
WSP Global Inc.	385	46,451

		6,319,227

Denmark — 0.8%
AP Moller - Maersk A/S, Class A	11	29,469
AP Moller - Maersk A/S, Class B, NVS	18	49,146
Carlsberg A/S, Class B	308	39,837
Chr Hansen Holding A/S	346	22,647

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	384	$44,943
Danske Bank A/S	2,383	33,325
Demant A/S(b)	385	14,667
DSV A/S	639	107,672
Genmab A/S(b)	231	82,194
GN Store Nord A/S	423	14,731
Novo Nordisk A/S, Class B	5,624	655,048
Novozymes A/S, Class B	653	41,714
Orsted A/S(c)	615	71,596
Pandora A/S	347	25,779
Rockwool A/S, Class B	38	9,416
Tryg A/S	1,346	30,691
Vestas Wind Systems A/S	3,306	86,894

		1,359,769

Finland — 0.3%
Elisa OYJ	538	29,754
Fortum OYJ	1,575	17,678
Kesko OYJ, Class B	923	22,829
Kone OYJ, Class B	1,114	50,911
Neste OYJ	1,422	73,121
Nokia OYJ	17,671	92,041
Nordea Bank Abp	10,655	105,058
Orion OYJ, Class B	346	16,517
Sampo OYJ, Class A	1,729	74,698
Stora Enso OYJ, Class R	1,806	27,931
UPM-Kymmene OYJ	1,647	52,193
Wartsila OYJ Abp	1,460	12,828

		575,559

France — 3.2%
Accor SA(b)	654	16,971
Aeroports de Paris(b)	115	15,890
Air Liquide SA	1,739	239,082
Airbus SE	1,999	215,535
Alstom SA(a)	923	21,936
Amundi SA(c)	230	12,488
ArcelorMittal SA	2,070	51,075
Arkema SA	230	21,789
AXA SA	6,388	147,195
BioMerieux	154	16,669
BNP Paribas SA	3,710	175,287
Bollore SE	2,844	14,359
Bouygues SA	731	22,098
Bureau Veritas SA	884	24,381
Capgemini SE	539	102,807
Carrefour SA	1,960	33,402
Cie Generale des Etablissements Michelin SCA	2,308	64,588
Cie. de Saint-Gobain	1,618	75,447
Covivio	192	12,143
Credit Agricole SA	3,887	35,814
Danone SA	2,263	124,780
Dassault Aviation SA	77	11,013
Dassault Systemes SE	2,305	98,865
Edenred	807	41,424
Eiffage SA(a)	269	25,243
Electricite de France SA	1,640	19,917
Engie SA	6,032	74,630
EssilorLuxottica SA	961	150,668
Eurazeo SE	154	11,000
Eurofins Scientific SE	424	33,054

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Gecina SA	116	$11,894
Getlink SE	1,575	31,523
Hermes International	107	146,798
Ipsen SA	115	11,633
Kering SA	251	143,695
Klepierre SA	730	16,221
La Francaise des Jeux SAEM(c)	307	10,965
Legrand SA	943	77,202
L’Oreal SA	797	301,312
LVMH Moet Hennessy Louis Vuitton SE	940	652,693
Orange SA	6,878	70,282
Pernod Ricard SA	688	135,154
Publicis Groupe SA	731	38,900
Remy Cointreau SA	77	15,212
Renault SA(b)	653	19,305
Safran SA	1,149	126,293
Sanofi	3,798	377,421
Sartorius Stedim Biotech	103	41,204
Schneider Electric SE	1,783	246,596
SEB SA	77	6,483
Societe Generale SA	2,690	60,273
Sodexo SA	308	25,026
Teleperformance	193	64,539
Thales SA	347	43,153
TotalEnergies SE	8,280	422,920
Ubisoft Entertainment SA(a)(b)	308	13,113
Unibail-Rodamco-Westfield(a)(b)	384	21,805
Valeo	846	18,172
Veolia Environnement SA	2,305	57,650
Vinci SA	1,768	169,478
Vivendi SE	2,421	22,983
Wendel SE	115	10,585
Worldline SA/France(b)(c)	731	32,265

		5,352,298

Germany — 2.0%
adidas AG	589	101,892
Allianz SE, Registered	1,384	251,343
Aroundtown SA(a)	3,151	10,105
BASF SE	3,036	135,300
Bayer AG, Registered	3,275	191,031
Bayerische Motoren Werke AG	1,115	91,110
Bechtle AG	270	12,489
Beiersdorf AG	346	35,681
Brenntag SE	538	37,792
Carl Zeiss Meditec AG, Bearer	115	16,783
Commerzbank AG(b)	3,766	25,801
Continental AG	347	24,721
Covestro AG(c)	615	20,741
Daimler Truck Holding AG(b)	1,422	38,856
Delivery Hero SE(b)(c)	538	25,957
Deutsche Bank AG, Registered	6,918	60,511
Deutsche Boerse AG	653	113,991
Deutsche Lufthansa AG, Registered(a)(b)	1,653	10,176
Deutsche Post AG, Registered	3,383	135,117
Deutsche Telekom AG, Registered	10,946	207,963
E.ON SE	7,647	68,740
Evonik Industries AG	769	16,402
Fresenius Medical Care AG & Co. KGaA	654	24,246
Fresenius SE & Co. KGaA	1,422	36,387
GEA Group AG	422	15,752

Security	Shares	Value

Germany (continued)
Hannover Rueck SE	231	$32,767
HeidelbergCement AG	500	25,468
HelloFresh SE(b)	615	16,998
Henkel AG & Co. KGaA	384	24,213
Infineon Technologies AG	4,459	122,286
KION Group AG	269	12,270
Knorr-Bremse AG	269	16,026
LEG Immobilien SE	231	20,985
Mercedes-Benz Group AG	2,617	154,335
Merck KGaA	423	80,565
MTU Aero Engines AG	192	37,116
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	462	104,738
Nemetschek SE	192	12,854
Puma SE	346	23,363
QIAGEN NV(b)	769	38,540
Rational AG	17	11,850
Rheinmetall AG	147	26,956
RWE AG	2,074	85,320
SAP SE	3,487	325,242
Scout24 SE(c)	211	12,063
Siemens AG, Registered	2,594	289,345
Siemens Healthineers AG(c)	923	47,298
Symrise AG	423	49,358
Telefonica Deutschland Holding AG	2,728	7,253
Uniper SE(a)	308	2,058
United Internet AG, Registered	205	5,400
Volkswagen AG	77	15,251
Vonovia SE	2,316	77,169
Zalando SE(b)(c)	769	21,650

		3,407,624

Hong Kong — 0.9%
AIA Group Ltd.	41,000	411,912
BOC Hong Kong Holdings Ltd.	12,500	45,216
Budweiser Brewing Co. APAC Ltd.(c)	7,600	21,044
Chow Tai Fook Jewellery Group Ltd.	7,600	15,031
CK Asset Holdings Ltd.	6,836	48,397
CK Hutchison Holdings Ltd.	8,836	58,612
CK Infrastructure Holdings Ltd.	2,000	12,542
CLP Holdings Ltd.	5,500	46,638
ESR Group Ltd.(b)(c)	7,800	20,283
Futu Holdings Ltd., ADR(b)	171	7,114
Galaxy Entertainment Group Ltd.	7,000	41,643
Hang Lung Properties Ltd.	7,000	12,771
Hang Seng Bank Ltd.	2,600	41,940
Henderson Land Development Co. Ltd.	4,523	15,745
HK Electric Investments & HK Electric Investments Ltd., Class SS	9,000	8,140
HKT Trust & HKT Ltd., Class SS	12,740	17,850
Hong Kong & China Gas Co. Ltd.	38,618	40,786
Hong Kong Exchanges & Clearing Ltd.	4,100	188,151
Hongkong Land Holdings Ltd.	3,800	19,753
Jardine Matheson Holdings Ltd.	700	36,971
Link REIT	6,700	56,108
MTR Corp. Ltd.	5,000	26,477
New World Development Co. Ltd.	5,583	18,669
Power Assets Holdings Ltd.	4,500	29,465
Sands China Ltd.(b)	8,000	18,764
Sino Land Co. Ltd.	12,000	17,830
SITC International Holdings Co. Ltd.	4,000	13,620

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sun Hung Kai Properties Ltd.	4,500	$53,717
Swire Pacific Ltd., Class A	1,500	8,543
Swire Properties Ltd.	4,000	9,531
Techtronic Industries Co. Ltd.	4,393	48,747
WH Group Ltd.(c)	27,000	20,448
Wharf Real Estate Investment Co. Ltd.	6,000	26,707
Xinyi Glass Holdings Ltd.	5,000	9,862

		1,469,027

Ireland — 0.6%
CRH PLC	2,503	96,051
Flutter Entertainment PLC, Class DI(b)	539	54,115
James Hardie Industries PLC	1,500	37,045
Kerry Group PLC, Class A	539	56,892
Kingspan Group PLC	538	34,824
Linde PLC	1,712	517,024
Seagate Technology Holdings PLC	730	58,385
Smurfit Kappa Group PLC	885	32,079
STERIS PLC	346	78,075
Trane Technologies PLC	807	118,621

		1,083,111

Israel — 0.2%
Azrieli Group Ltd.	154	12,344
Bank Hapoalim BM	4,010	37,373
Bank Leumi Le-Israel BM	4,896	47,607
Check Point Software Technologies Ltd.(b)	346	43,112
CyberArk Software Ltd.(a)(b)	169	21,992
Elbit Systems Ltd.	77	17,767
ICL Group Ltd.	2,459	22,407
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	4,151	23,602
Kornit Digital Ltd.(b)	154	4,190
Mizrahi Tefahot Bank Ltd.	424	15,763
Nice Ltd.(b)	231	49,318
Teva Pharmaceutical Industries Ltd., ADR(b)	3,689	34,603
Tower Semiconductor Ltd.(b)	369	17,589
Wix.com Ltd.(b)	193	11,451
ZIM Integrated Shipping Services Ltd.	284	14,149

		373,269

Italy — 0.6%
Amplifon SpA	423	13,988
Assicurazioni Generali SpA	3,613	54,013
Atlantia SpA	1,690	39,057
DiaSorin SpA	77	10,706
Enel SpA	27,774	140,016
Eni SpA	8,214	98,737
Ferrari NV	427	90,679
FinecoBank Banca Fineco SpA	2,072	25,751
Infrastrutture Wireless Italiane SpA(c)	845	8,880
Intesa Sanpaolo SpA	56,511	100,353
Mediobanca Banca di Credito Finanziario SpA	2,190	18,783
Moncler SpA	615	30,829
Nexi SpA(b)(c)	2,186	19,853
Poste Italiane SpA(c)	1,806	15,171
Prysmian SpA	766	24,356
Recordati Industria Chimica e Farmaceutica SpA	384	17,030
Snam SpA	6,301	31,616
Stellantis NV	7,526	108,075
Telecom Italia SpA/Milano(b)	30,041	6,665
Tenaris SA	1,614	22,586

Security	Shares	Value

Italy (continued)
Terna - Rete Elettrica Nazionale	4,535	$34,719
UniCredit SpA	6,919	68,427

		980,290

Malta — 0.0%
BGP Holdings PLC, NVS(b)(d)	38,252	—

Netherlands — 1.4%
ABN AMRO Bank NV, CVA(c)	1,575	16,062
Adyen NV(b)(c)	71	127,713
Aegon NV	6,456	28,356
AerCap Holdings NV(b)	453	20,322
Akzo Nobel NV	615	41,390
Argenx SE(b)	154	56,256
ASM International NV	154	47,304
ASML Holding NV	1,358	780,521
Davide Campari-Milano NV	2,036	22,603
Euronext NV(c)	307	25,014
EXOR NV	347	24,405
Heineken Holding NV	278	21,967
Heineken NV	846	83,404
IMCD NV	192	30,749
ING Groep NV	13,341	129,592
JDE Peet’s NV	269	7,802
Just Eat Takeaway.com NV(b)(c)	615	11,273
Koninklijke Ahold Delhaize NV	3,497	96,303
Koninklijke DSM NV	577	92,406
Koninklijke KPN NV	11,526	38,024
Koninklijke Philips NV	2,998	62,047
NN Group NV	884	41,479
NXP Semiconductors NV	884	162,550
OCI NV	356	12,359
Prosus NV, Class N	2,825	184,289
Randstad NV	423	21,380
Universal Music Group NV	2,421	54,803
Wolters Kluwer NV	923	100,240

		2,340,613

New Zealand — 0.1%
Auckland International Airport Ltd.(b)	3,383	15,886
Fisher & Paykel Healthcare Corp. Ltd.	1,960	26,210
Mercury NZ Ltd.	2,344	8,966
Meridian Energy Ltd.	4,574	14,354
Spark New Zealand Ltd.	6,032	19,396
Xero Ltd.(b)	416	27,406

		112,218

Norway — 0.2%
Adevinta ASA(b)	808	6,144
Aker BP ASA	1,118	38,846
DNB Bank ASA	2,998	59,138
Equinor ASA	3,321	127,871
Gjensidige Forsikring ASA	693	14,495
Kongsberg Gruppen ASA	302	11,128
Mowi ASA	1,482	34,197
Norsk Hydro ASA	4,534	30,719
Orkla ASA	2,767	23,886
Salmar ASA	199	14,254
Telenor ASA	2,536	30,798
Yara International ASA	577	24,590

		416,066

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal — 0.1%
EDP - Energias de Portugal SA	8,914	$45,095
Galp Energia SGPS SA	1,767	18,652
Jeronimo Martins SGPS SA	961	22,244

		85,991

Singapore — 0.4%
Ascendas Real Estate Investment Trust	11,477	24,704
CapitaLand Integrated Commercial Trust	15,431	24,377
Capitaland Investment Ltd/Singapore	7,700	21,909
City Developments Ltd.	1,600	8,989
DBS Group Holdings Ltd.	6,100	139,192
Genting Singapore Ltd.	19,300	11,272
Grab Holdings Ltd., Class A(a)(b)	3,638	10,732
Keppel Corp. Ltd.	4,300	21,484
Mapletree Commercial Trust	7,700	10,607
Mapletree Logistics Trust	11,443	14,605
Oversea-Chinese Banking Corp. Ltd.	11,525	97,671
Sea Ltd., ADR(a)(b)	1,213	92,576
Singapore Airlines Ltd.(b)	6,100	24,132
Singapore Exchange Ltd.	1,200	8,602
Singapore Technologies Engineering Ltd.	7,200	20,993
Singapore Telecommunications Ltd.	26,900	50,870
United Overseas Bank Ltd.	3,900	77,810
UOL Group Ltd.	1,600	8,645
Venture Corp. Ltd.	900	11,466
Wilmar International Ltd.	7,700	22,437

		703,073

Spain — 0.7%
Acciona SA	83	17,079
ACS Actividades de Construccion y Servicios SA	803	19,302
Aena SME SA(b)(c)	229	28,966
Amadeus IT Group SA(b)	1,499	87,407
Banco Bilbao Vizcaya Argentaria SA	22,706	102,896
Banco Santander SA	58,683	146,817
CaixaBank SA	15,136	45,449
Cellnex Telecom SA(c)	1,731	77,426
EDP Renovaveis SA	962	25,021
Enagas SA	594	11,725
Endesa SA	1,039	19,044
Ferrovial SA	1,470	39,364
Grifols SA	1,039	15,161
Iberdrola SA	19,769	211,103
Iberdrola SA, NVS	549	5,854
Industria de Diseno Textil SA	3,792	92,096
Naturgy Energy Group SA	654	19,183
Red Electrica Corp. SA	961	18,894
Repsol SA	4,879	60,784
Siemens Gamesa Renewable Energy SA(b)	808	14,867
Telefonica SA	18,407	82,163

		1,140,601

Sweden — 1.0%
Alfa Laval AB	1,153	34,477
Assa Abloy AB, Class B	3,506	82,833
Atlas Copco AB, Class A	9,224	107,823
Atlas Copco AB, Class B	5,380	55,886
Boliden AB	884	29,542
Electrolux AB, Class B	653	9,419
Embracer Group AB(a)(b)	1,764	13,443
Epiroc AB, Class A	2,306	40,774
Epiroc AB, Class B	1,345	21,363

Security	Shares	Value

Sweden (continued)
EQT AB	1,038	$28,175
Essity AB, Class B	2,037	51,852
Evolution AB(c)	577	55,987
Fastighets AB Balder, Class B(b)	2,076	13,262
Getinge AB, Class B	769	17,353
H & M Hennes & Mauritz AB, Class B	2,421	30,976
Hexagon AB, Class B	6,417	75,557
Holmen AB, Class B	317	13,026
Husqvarna AB, Class B	1,077	8,583
Industrivarden AB, Class A	423	11,037
Industrivarden AB, Class C	500	12,900
Indutrade AB	924	21,717
Investment AB Latour, Class B	500	12,441
Investor AB, Class A	1,690	34,747
Investor AB, Class B	6,147	114,714
Kinnevik AB, Class B(b)	846	15,238
L E Lundbergforetagen AB, Class B	270	12,814
Lifco AB, Class B	770	14,989
Nibe Industrier AB, Class B	4,842	48,779
Sagax AB, Class B	538	13,865
Sandvik AB	3,728	68,693
Securitas AB, Class B	1,153	11,659
Sinch AB(a)(b)(c)	1,499	3,801
Skandinaviska Enskilda Banken AB, Class A	5,340	57,850
Skanska AB, Class B	1,269	21,649
SKF AB, Class B	1,384	23,292
Svenska Cellulosa AB SCA, Class B	1,922	28,099
Svenska Handelsbanken AB, Class A	4,585	41,228
Swedbank AB, Class A	3,113	43,115
Swedish Match AB	4,987	52,206
Swedish Orphan Biovitrum AB(b)	571	12,540
Tele2 AB, Class B	2,206	25,201
Telefonaktiebolaget LM Ericsson, Class B	9,990	75,986
Telia Co. AB	8,952	33,072
Volvo AB, Class A	692	12,894
Volvo AB, Class B	5,103	91,619
Volvo Car AB, Class B(a)(b)	2,015	15,003

		1,621,479

Switzerland — 3.2%
ABB Ltd., Registered	5,533	168,201
Adecco Group AG, Registered	577	20,326
Alcon Inc.	1,698	133,640
Bachem Holding AG, Class A	80	5,395
Baloise Holding AG, Registered	154	24,537
Barry Callebaut AG, Registered	12	26,588
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4	44,235
Cie. Financiere Richemont SA, Class A, Registered	1,725	207,996
Clariant AG, Registered	615	11,522
Coca-Cola HBC AG, Class DI	654	16,096
Credit Suisse Group AG, Registered	8,873	51,610
EMS-Chemie Holding AG, Registered	24	19,058
Geberit AG, Registered	116	61,094
Givaudan SA, Registered	31	108,362
Holcim AG	1,808	84,775
Julius Baer Group Ltd.	752	38,886
Kuehne + Nagel International AG, Registered	192	51,710
Logitech International SA, Registered	615	34,601
Lonza Group AG, Registered	254	154,369
Nestle SA, Registered	9,468	1,160,088

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Novartis AG, Registered	7,317	$628,747
Partners Group Holding AG	72	78,606
Roche Holding AG, Bearer	103	41,989
Roche Holding AG, NVS	2,346	778,883
Schindler Holding AG, Participation Certificates, NVS	154	30,101
Schindler Holding AG, Registered	77	14,621
SGS SA, Registered	20	48,809
Siemens Energy AG(b)	1,307	21,719
Sika AG, Registered	499	123,297
Sonova Holding AG, Registered	192	69,155
STMicroelectronics NV	2,228	84,315
Straumann Holding AG	390	52,748
Swatch Group AG (The), Bearer	115	30,615
Swatch Group AG (The), Registered	154	7,691
Swiss Life Holding AG, Registered	101	53,503
Swiss Prime Site AG, Registered	307	27,957
Swiss Re AG	962	72,185
Swisscom AG, Registered	94	50,820
TE Connectivity Ltd.	1,076	143,893
Temenos AG, Registered	231	18,335
UBS Group AG, Registered	11,955	195,349
VAT Group AG(c)	78	22,711
Vifor Pharma AG (b)	154	26,906
Zurich Insurance Group AG	519	226,558

		5,272,602

United Kingdom — 4.4%
3i Group PLC	3,382	52,549
abrdn PLC	7,032	14,257
Admiral Group PLC	693	16,196
Amcor PLC	5,148	66,667
Anglo American PLC	4,212	152,242
Antofagasta PLC	1,192	16,961
Ashtead Group PLC	1,537	86,517
Associated British Foods PLC	1,230	25,123
AstraZeneca PLC	5,222	686,908
Auto Trader Group PLC(c)	3,671	28,302
AVEVA Group PLC	385	11,138
Aviva PLC	8,774	42,491
BAE Systems PLC	10,372	97,484
Barclays PLC	56,819	108,840
Barratt Developments PLC	3,306	20,271
Berkeley Group Holdings PLC	423	21,921
BP PLC	64,805	317,172
British American Tobacco PLC	7,271	284,904
British Land Co. PLC (The)	3,306	19,878
BT Group PLC	23,669	46,730
Bunzl PLC	1,192	44,737
Burberry Group PLC	1,422	31,261
Clarivate PLC(a)(b)	1,153	16,707
CNH Industrial NV	3,343	43,067
Coca-Cola Europacific Partners PLC	653	35,340
Compass Group PLC	5,736	134,431
Croda International PLC	500	45,725
DCC PLC	346	22,590
Diageo PLC	7,726	365,995
Entain PLC(b)	1,780	26,193
Experian PLC	2,997	104,932
Ferguson PLC	731	91,959
GSK PLC	13,651	286,810
Haleon PLC(b)	17,064	60,638

Security	Shares	Value

United Kingdom (continued)
Halma PLC	1,307	$36,809
Hargreaves Lansdown PLC	1,191	12,330
Hikma Pharmaceuticals PLC	692	14,627
HSBC Holdings PLC	67,638	423,682
Imperial Brands PLC	2,894	63,542
Informa PLC(b)	5,455	39,672
InterContinental Hotels Group PLC	572	33,905
Intertek Group PLC	577	30,838
J Sainsbury PLC	5,379	14,510
JD Sports Fashion PLC	9,337	14,831
Johnson Matthey PLC	692	18,092
Kingfisher PLC	7,378	23,343
Land Securities Group PLC	2,613	23,350
Legal & General Group PLC	19,670	62,816
Lloyds Banking Group PLC	228,938	126,753
London Stock Exchange Group PLC	1,121	109,401
M&G PLC	9,106	23,737
Melrose Industries PLC	14,752	29,039
Mondi PLC	1,690	32,071
National Grid PLC	11,870	163,445
NatWest Group PLC	19,747	59,977
Next PLC	424	35,299
Ocado Group PLC(a)(b)	1,538	15,811
Pearson PLC	2,459	22,759
Persimmon PLC	1,039	23,966
Phoenix Group Holdings PLC	2,902	22,864
Prudential PLC	8,812	108,691
Reckitt Benckiser Group PLC	2,319	188,105
RELX PLC	6,448	190,922
Rentokil Initial PLC	6,455	42,622
Rolls-Royce Holdings PLC(b)	28,081	30,691
Royalty Pharma PLC, Class A	1,153	50,144
Sage Group PLC (The)	3,690	31,801
Schroders PLC	423	15,343
Segro PLC	3,959	52,963
Severn Trent PLC	807	29,013
Shell PLC	25,410	677,845
Smith & Nephew PLC	2,997	38,425
Smiths Group PLC	1,346	25,402
Spirax-Sarco Engineering PLC	269	39,249
SSE PLC	3,675	79,374
St. James’s Place PLC	1,806	27,128
Standard Chartered PLC	8,414	57,995
Taylor Wimpey PLC	13,794	21,470
Tesco PLC	25,469	81,683
Unilever PLC	8,679	422,692
United Utilities Group PLC	2,267	30,121
Vodafone Group PLC	87,416	128,821
Whitbread PLC	692	22,026
WPP PLC	3,630	39,176

		7,336,107

United States — 72.9%
3M Co.	1,900	272,156
A O Smith Corp.	385	24,359
Abbott Laboratories	5,890	641,068
AbbVie Inc.	5,907	847,714
Abiomed Inc.(b)	154	45,124
Accenture PLC, Class A	2,111	646,515
Activision Blizzard Inc.	2,613	208,909
Adobe Inc.(b)	1,575	645,939

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Advance Auto Parts Inc.	185	$35,820
Advanced Micro Devices Inc.(b)	5,460	515,806
AES Corp. (The)	2,113	46,951
Affirm Holdings Inc.(b)	560	15,030
Aflac Inc.	2,048	117,350
Agilent Technologies Inc.	999	133,966
Air Products and Chemicals Inc.	735	182,449
Airbnb Inc., Class A(b)	1,130	125,407
Akamai Technologies Inc.(b)	538	51,766
Albemarle Corp.	385	94,059
Alcoa Corp.	624	31,755
Alexandria Real Estate Equities Inc.	499	82,724
Align Technology Inc.(b)	237	66,590
Alleghany Corp.(b)	50	41,874
Allegion PLC	270	28,539
Alliant Energy Corp.	790	48,135
Allstate Corp. (The)	933	109,133
Ally Financial Inc.	1,062	35,120
Alnylam Pharmaceuticals Inc.(b)	385	54,685
Alphabet Inc., Class A(b)	20,160	2,345,011
Alphabet Inc., Class C, NVS(b)	18,980	2,213,827
Altria Group Inc.	6,030	264,476
Amazon.com Inc.(b)	30,660	4,137,567
AMC Entertainment Holdings Inc., Class A(b)	1,690	24,606
AMERCO	38	20,409
Ameren Corp.	846	78,780
American Electric Power Co. Inc.	1,690	166,566
American Express Co.	2,148	330,835
American Financial Group Inc./OH	261	34,890
American Homes 4 Rent, Class A	1,058	40,077
American International Group Inc.	2,699	139,727
American Tower Corp.	1,539	416,807
American Water Works Co. Inc.	615	95,596
Ameriprise Financial Inc.	353	95,282
AmerisourceBergen Corp.	552	80,553
AMETEK Inc.	801	98,924
Amgen Inc.	1,855	459,057
Amphenol Corp., Class A	2,037	157,114
Analog Devices Inc.	1,731	297,663
Annaly Capital Management Inc.	5,033	34,627
Ansys Inc.(b)	307	85,650
Aon PLC, Class A	729	212,168
APA Corp.	1,173	43,600
Apollo Global Management Inc.	1,268	72,403
Apple Inc.	54,575	8,868,983
Applied Materials Inc.	2,992	317,092
AppLovin Corp., Class A(a)(b)	402	14,287
Aptiv PLC(b)	923	96,813
Aramark	846	28,256
Arch Capital Group Ltd.	1,204	53,458
Archer-Daniels-Midland Co.	1,921	159,001
Arista Networks Inc.(b)	852	99,369
Arrow Electronics Inc.(b)	231	29,607
Arthur J Gallagher & Co.	714	127,799
Assurant Inc.	193	33,926
AT&T Inc.	23,856	448,016
Atmos Energy Corp.	462	56,082
Autodesk Inc.(b)	731	158,130
Automatic Data Processing Inc.	1,422	342,873
AutoZone Inc.(b)	70	149,617

Security	Shares	Value

United States (continued)
Avalara Inc.(b)	307	$26,838
AvalonBay Communities Inc.(a)	462	98,840
Avantor Inc.(b)	2,063	59,868
Avery Dennison Corp.	269	51,234
Baker Hughes Co.	3,224	82,825
Ball Corp.	1,076	79,000
Bank of America Corp.	24,256	820,095
Bank of New York Mellon Corp. (The)	2,580	112,127
Bath & Body Works Inc.	808	28,716
Baxter International Inc.	1,720	100,895
Becton Dickinson and Co.	961	234,782
Bentley Systems Inc., Class B(a)	577	22,849
Berkshire Hathaway Inc., Class B(b)	4,312	1,296,187
Best Buy Co. Inc.	769	59,205
Bill.com Holdings Inc.(b)	339	45,792
Biogen Inc.(b)	500	107,530
BioMarin Pharmaceutical Inc.(b)	615	52,921
Bio-Rad Laboratories Inc., Class A(b)	77	43,371
Bio-Techne Corp.	139	53,554
Black Knight Inc.(b)	501	32,906
BlackRock Inc.(e)	513	343,289
Blackstone Inc., NVS	2,319	236,700
Block Inc.(b)	22	1,698
Block Inc.(a)(b)	1,734	131,888
Boeing Co. (The)(b)	1,836	292,493
Booking Holdings Inc.(b)	138	267,125
Booz Allen Hamilton Holding Corp.	403	38,680
BorgWarner Inc.	884	33,999
Boston Properties Inc.	533	48,588
Boston Scientific Corp.(b)	4,723	193,879
Bristol-Myers Squibb Co.	7,280	537,118
Broadcom Inc.	1,368	732,537
Broadridge Financial Solutions Inc.	385	61,812
Brown & Brown Inc.	859	55,921
Brown-Forman Corp., Class B	1,038	77,040
Bunge Ltd.	500	46,165
Burlington Stores Inc.(b)	231	32,601
Cable One Inc.(a)	18	24,780
Cadence Design Systems Inc.(b)	923	171,752
Caesars Entertainment Inc.(b)	693	31,663
Camden Property Trust	302	42,612
Campbell Soup Co.	797	39,332
Capital One Financial Corp.	1,359	149,259
Cardinal Health Inc.	1,000	59,560
Carlyle Group Inc. (The)	723	28,132
CarMax Inc.(b)	539	53,652
Carnival Corp.(b)	3,015	27,316
Carrier Global Corp.	2,808	113,808
Carvana Co., Class A(a)(b)	231	6,734
Catalent Inc.(b)	577	65,259
Caterpillar Inc.	1,790	354,868
Cboe Global Markets Inc.	356	43,923
CBRE Group Inc., Class A(b)	1,115	95,466
CDW Corp./DE	427	77,513
Celanese Corp.	384	45,124
Centene Corp.(b)	1,987	184,731
CenterPoint Energy Inc.	2,075	65,757
Ceridian HCM Holding Inc.(a)(b)	461	25,249
CF Industries Holdings Inc.	679	64,838
CH Robinson Worldwide Inc.	461	51,033

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Charles River Laboratories International Inc.(b)	155	$38,834
Charles Schwab Corp. (The)	4,879	336,895
Charter Communications Inc., Class A(b)	403	174,136
Cheniere Energy Inc.	780	116,672
Chevron Corp.	6,559	1,074,233
Chewy Inc., Class A(a)(b)	269	10,440
Chipotle Mexican Grill Inc.(a)(b)	94	147,037
Chubb Ltd.	1,422	268,246
Church & Dwight Co. Inc.	846	74,423
Cigna Corp.	1,061	292,157
Cincinnati Financial Corp.	538	52,369
Cintas Corp.	308	131,051
Cisco Systems Inc.	13,874	629,463
Citigroup Inc.	6,627	343,941
Citizens Financial Group Inc.	1,746	66,296
Citrix Systems Inc.	389	39,449
Cleveland-Cliffs Inc.(b)	1,774	31,418
Clorox Co. (The)	423	59,998
Cloudflare Inc., Class A(b)	876	44,080
CME Group Inc.	1,200	239,376
CMS Energy Corp.	962	66,118
Coca-Cola Co. (The)	13,755	882,658
Cognex Corp.	615	31,353
Cognizant Technology Solutions Corp., Class A	1,767	120,085
Coinbase Global Inc., Class A(a)(b)	405	25,499
Colgate-Palmolive Co.	2,715	213,779
Comcast Corp., Class A	15,108	566,852
Conagra Brands Inc.	1,652	56,515
ConocoPhillips	4,340	422,846
Consolidated Edison Inc.	1,153	114,458
Constellation Brands Inc., Class A	542	133,500
Constellation Energy Corp.	1,115	73,702
Cooper Companies Inc. (The)	177	57,879
Copart Inc.(b)	730	93,513
Corning Inc.	2,767	101,715
Corteva Inc.	2,373	136,566
CoStar Group Inc.(b)	1,278	92,770
Costco Wholesale Corp.	1,481	801,665
Coterra Energy Inc.	2,623	80,238
Coupa Software Inc.(a)(b)	231	15,112
Crowdstrike Holdings Inc., Class A(b)	670	123,012
Crown Castle International Corp.	1,432	258,705
Crown Holdings Inc.	384	39,045
CSX Corp.	7,456	241,052
Cummins Inc.	459	101,581
CVS Health Corp.	4,383	419,365
Danaher Corp.	2,294	668,632
Darden Restaurants Inc.	424	52,784
Datadog Inc., Class A(b)	735	74,977
DaVita Inc.(b)	193	16,243
Deere & Co.	988	339,062
Dell Technologies Inc., Class C	962	43,348
Delta Air Lines Inc.(b)	500	15,900
DENTSPLY SIRONA Inc.	692	25,023
Devon Energy Corp.	2,102	132,111
Dexcom Inc.(b)	1,268	104,077
Diamondback Energy Inc.	577	73,868
Digital Realty Trust Inc.	961	127,284
Discover Financial Services	923	93,223
DISH Network Corp., Class A(b)	807	14,018

Security	Shares	Value

United States (continued)
DocuSign Inc.(b)	623	$39,860
Dollar General Corp.	770	191,291
Dollar Tree Inc.(b)	769	127,162
Dominion Energy Inc.	2,757	226,019
Domino’s Pizza Inc.	116	45,485
DoorDash Inc., Class A(b)	643	44,849
Dover Corp.	462	61,760
Dow Inc.	2,498	132,919
DR Horton Inc.	1,115	87,003
Dropbox Inc., Class A(b)	1,000	22,740
DTE Energy Co.	628	81,828
Duke Energy Corp.	2,551	280,431
Duke Realty Corp.	1,307	81,766
DuPont de Nemours Inc.	1,691	103,540
Dynatrace Inc.(b)	616	23,180
Eastman Chemical Co.	461	44,224
Eaton Corp. PLC	1,346	199,733
eBay Inc.	1,929	93,807
Ecolab Inc.	848	140,064
Edison International	1,234	83,628
Edwards Lifesciences Corp.(b)	2,113	212,441
Elanco Animal Health Inc.(b)	1,462	29,620
Electronic Arts Inc.	935	122,700
Elevance Health Inc.	806	384,543
Eli Lilly & Co.	2,704	891,482
Emerson Electric Co.	1,999	180,050
Enphase Energy Inc.(b)	429	121,913
Entegris Inc.	461	50,664
Entergy Corp.	693	79,785
EOG Resources Inc.	1,966	218,659
EPAM Systems Inc.(b)	192	67,056
EQT Corp.	1,146	50,458
Equifax Inc.	423	88,369
Equinix Inc.	308	216,752
Equitable Holdings Inc.	1,435	40,797
Equity LifeStyle Properties Inc.	535	39,333
Equity Residential	1,223	95,871
Erie Indemnity Co., Class A, NVS	77	15,659
Essential Utilities Inc.	733	38,072
Essex Property Trust Inc.	221	63,323
Estee Lauder Companies Inc. (The), Class A	768	209,741
Etsy Inc.(a)(b)	423	43,874
Everest Re Group Ltd.	122	31,885
Evergy Inc.	808	55,154
Eversource Energy	1,136	100,218
Exact Sciences Corp.(a)(b)	538	24,264
Exelon Corp.	3,343	155,416
Expedia Group Inc.(b)	499	52,919
Expeditors International of Washington Inc.	577	61,306
Extra Space Storage Inc.	461	87,369
Exxon Mobil Corp.	14,139	1,370,493
F5 Inc.(b)	193	32,300
FactSet Research Systems Inc.	126	54,140
Fair Isaac Corp.(b)	92	42,507
Fastenal Co.	1,851	95,067
FedEx Corp.	846	197,194
Fidelity National Financial Inc.	962	38,442
Fidelity National Information Services Inc.	2,036	207,998
Fifth Third Bancorp	2,268	77,384
First Citizens BancShares Inc./NC, Class A	39	29,511

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
First Republic Bank/CA	577	$93,884
FirstEnergy Corp.	1,767	72,624
Fiserv Inc.(b)	2,047	216,327
FleetCor Technologies Inc.(b)	269	59,204
FMC Corp.	390	43,329
Ford Motor Co.	13,141	193,041
Fortinet Inc.(b)	2,290	136,599
Fortive Corp.	1,191	76,760
Fortune Brands Home & Security Inc., NVS	423	29,475
Fox Corp., Class A, NVS	1,038	34,368
Fox Corp., Class B	577	17,829
Franklin Resources Inc.	1,076	29,536
Freeport-McMoRan Inc.	4,859	153,301
Garmin Ltd.	538	52,520
Gartner Inc.(b)	270	71,680
Generac Holdings Inc.(b)	200	53,660
General Dynamics Corp.	776	175,896
General Electric Co.	3,732	275,832
General Mills Inc.	2,075	155,189
General Motors Co.(b)	4,566	165,563
Genuine Parts Co.	500	76,435
Gilead Sciences Inc.	4,228	252,623
Global Payments Inc.	934	114,247
Globe Life Inc.	308	31,025
GoDaddy Inc., Class A(b)	615	45,621
Goldman Sachs Group Inc. (The)	1,129	376,397
Guidewire Software Inc.(b)	270	20,984
Halliburton Co.	2,997	87,812
Hartford Financial Services Group Inc. (The)	1,086	70,014
Hasbro Inc.	462	36,369
HCA Healthcare Inc.	804	170,786
Healthcare Realty Trust Inc.	1,273	33,416
Healthpeak Properties Inc.	1,690	46,695
HEICO Corp.(a)	122	19,241
HEICO Corp., Class A	231	29,494
Henry Schein Inc.(b)	500	39,415
Hershey Co. (The)	506	115,348
Hess Corp.	894	100,548
Hewlett Packard Enterprise Co.	4,614	65,703
Hilton Worldwide Holdings Inc.	922	118,081
Hologic Inc.(b)	846	60,387
Home Depot Inc. (The)	3,488	1,049,679
Honeywell International Inc.	2,290	440,733
Horizon Therapeutics PLC(b)	769	63,804
Hormel Foods Corp.	1,000	49,340
Host Hotels & Resorts Inc.	2,536	45,166
Howmet Aerospace Inc.	1,230	45,670
HP Inc.	3,588	119,803
HubSpot Inc.(b)	154	47,432
Humana Inc.	425	204,850
Huntington Bancshares Inc./OH	4,994	66,370
Huntington Ingalls Industries Inc.	154	33,393
IAC/InterActiveCorp.(b)	270	18,495
IDEX Corp.	235	49,056
IDEXX Laboratories Inc.(b)	284	113,367
Illinois Tool Works Inc.	1,040	216,070
Illumina Inc.(b)	536	116,140
Incyte Corp.(b)	616	47,851
Ingersoll Rand Inc.	1,469	73,156
Insulet Corp.(a)(b)	231	57,242

Security	Shares	Value

United States (continued)
Intel Corp.	13,599	$493,780
Intercontinental Exchange Inc.	1,837	187,356
International Business Machines Corp.	3,003	392,762
International Flavors & Fragrances Inc.	846	104,946
International Paper Co.	1,192	50,982
Interpublic Group of Companies Inc. (The)	1,269	37,905
Intuit Inc.	898	409,641
Intuitive Surgical Inc.(b)	1,184	272,521
Invesco Ltd.	1,158	20,543
Invitation Homes Inc.	1,960	76,499
IQVIA Holdings Inc.(b)	653	156,896
Iron Mountain Inc.	961	46,599
Jack Henry & Associates Inc.	230	47,787
Jacobs Engineering Group Inc.	423	58,078
Jazz Pharmaceuticals PLC(b)	192	29,964
JB Hunt Transport Services Inc.	270	49,483
JM Smucker Co. (The)	335	44,327
Johnson & Johnson	8,781	1,532,460
Johnson Controls International PLC	2,421	130,516
JPMorgan Chase & Co.	9,862	1,137,680
Juniper Networks Inc.	951	26,657
Kellogg Co.	884	65,345
Keurig Dr Pepper Inc.	2,638	102,196
KeyCorp.	3,327	60,884
Keysight Technologies Inc.(b)	615	99,999
Kimberly-Clark Corp.	1,153	151,954
Kimco Realty Corp.	2,066	45,679
Kinder Morgan Inc.	6,840	123,052
KKR & Co. Inc.	1,773	98,331
KLA Corp.	500	191,770
Knight-Swift Transportation Holdings Inc.	470	25,827
Kraft Heinz Co. (The)	2,483	91,449
Kroger Co. (The)	2,298	106,719
L3Harris Technologies Inc.	663	159,100
Laboratory Corp. of America Holdings	312	81,803
Lam Research Corp.	460	230,235
Las Vegas Sands Corp.(b)	1,168	44,022
Lear Corp.	192	29,019
Leidos Holdings Inc.	424	45,368
Lennar Corp., Class A	884	75,140
Lennox International Inc.	115	27,546
Liberty Broadband Corp., Class C (b)	430	46,840
Liberty Global PLC, Class A(b)	654	14,231
Liberty Global PLC, Class C, NVS(b)	1,038	23,760
Liberty Media Corp.-Liberty Formula One,
Class C, NVS(a)(b)	692	46,897
Liberty Media Corp.-Liberty SiriusXM, Class A, NVS(b)	308	12,274
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(b)	461	18,357
Lincoln National Corp.	576	29,572
Live Nation Entertainment Inc.(b)	580	54,514
LKQ Corp.	884	48,479
Lockheed Martin Corp.	833	344,704
Loews Corp.	653	38,037
Lowe’s Companies Inc.	2,238	428,644
LPL Financial Holdings Inc.	271	56,888
Lucid Group Inc.(a)(b)	1,346	24,565
Lululemon Athletica Inc.(b)	383	118,925
Lumen Technologies Inc.	2,845	30,982
Lyft Inc., Class A(b)	884	12,252
LyondellBasell Industries NV, Class A	845	75,306

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
M&T Bank Corp.	610	$108,245
Marathon Oil Corp.	2,430	60,264
Marathon Petroleum Corp.	1,847	169,296
Markel Corp.(a)(b)	46	59,668
MarketAxess Holdings Inc.	127	34,389
Marriott International Inc./MD, Class A	913	145,003
Marsh & McLennan Companies Inc.	1,679	275,289
Martin Marietta Materials Inc.	205	72,176
Marvell Technology Inc.(a)	2,880	160,358
Masco Corp.	769	42,587
Masimo Corp.(b)	154	22,265
Mastercard Inc., Class A	2,915	1,031,298
Match Group Inc.(b)	993	72,797
McCormick & Co. Inc./MD, NVS	884	77,217
McDonald’s Corp.	2,483	653,948
McKesson Corp.	505	172,498
Medical Properties Trust Inc.	2,207	38,049
Medtronic PLC	4,484	414,860
MercadoLibre Inc.(b)	154	125,311
Merck & Co. Inc.	8,442	754,208
Meta Platforms Inc, Class A(b)	7,712	1,226,979
MetLife Inc.	2,332	147,499
Mettler-Toledo International Inc.(b)	77	103,929
MGM Resorts International	1,269	41,534
Microchip Technology Inc.	1,883	129,663
Micron Technology Inc.	3,767	233,027
Microsoft Corp.	23,848	6,695,088
Mid-America Apartment Communities Inc.	385	71,506
Moderna Inc.(b)	1,154	189,360
Mohawk Industries Inc.(b)	192	24,668
Molina Healthcare Inc.(b)	192	62,922
Molson Coors Beverage Co., Class B	654	39,077
Mondelez International Inc., Class A	4,614	295,481
MongoDB Inc.(a)(b)	228	71,243
Monolithic Power Systems Inc.	154	71,567
Monster Beverage Corp.(b)	1,307	130,203
Moody’s Corp.	561	174,050
Morgan Stanley	4,462	376,147
Mosaic Co. (The)	1,268	66,773
Motorola Solutions Inc.	577	137,666
MSCI Inc.	274	131,887
Nasdaq Inc.	386	69,827
NetApp Inc.	687	49,004
Netflix Inc.(b)	1,482	333,302
Neurocrine Biosciences Inc.(b)	308	28,992
Newell Brands Inc.	1,346	27,203
Newmont Corp.	2,652	120,083
News Corp., Class A, NVS	1,307	22,402
NextEra Energy Inc.	6,548	553,241
Nike Inc., Class B	4,261	489,674
NiSource Inc.	1,269	38,578
Nordson Corp.	192	44,350
Norfolk Southern Corp.	805	202,192
Northern Trust Corp.	663	66,154
Northrop Grumman Corp.	492	235,619
NortonLifeLock Inc.	2,091	51,292
Novocure Ltd.(b)	307	20,873
NRG Energy Inc.	847	31,974
Nucor Corp.(a)	917	124,529
Nvidia Corp.	8,349	1,516,429

Security	Shares	Value

United States (continued)
NVR Inc.(b)	11	$48,324
Occidental Petroleum Corp.	3,068	201,721
Okta Inc.(a)(b)	496	48,831
Old Dominion Freight Line Inc.	340	103,193
Omnicom Group Inc.	652	45,536
ON Semiconductor Corp.(b)	1,537	102,641
ONEOK Inc.	1,538	91,880
Oracle Corp.	5,339	415,588
O’Reilly Automotive Inc.(b)	230	161,826
Otis Worldwide Corp.	1,422	111,158
Owens Corning	296	27,451
PACCAR Inc.	1,192	109,092
Packaging Corp. of America	307	43,167
Palantir Technologies Inc., Class A(b)	5,647	58,446
Palo Alto Networks Inc.(a)(b)	329	164,204
Paramount Global, Class B, NVS	2,174	51,415
Parker-Hannifin Corp.	423	122,285
Paychex Inc.	1,114	142,904
Paycom Software Inc.(b)	164	54,200
PayPal Holdings Inc.(b)	3,695	319,728
Peloton Interactive Inc., Class A(b)	808	7,668
Pentair PLC	577	28,210
PepsiCo Inc.	4,620	808,315
PerkinElmer Inc.(a)	396	60,655
Pfizer Inc.	18,781	948,628
PG&E Corp.(b)	4,994	54,235
Philip Morris International Inc.	5,176	502,848
Phillips 66	1,631	145,159
Pinterest Inc., Class A(b)	1,844	35,921
Pioneer Natural Resources Co.	769	182,215
Plug Power Inc.(a)(b)	1,844	39,351
PNC Financial Services Group Inc. (The)	1,422	235,967
Pool Corp.	132	47,216
PPG Industries Inc.	808	104,466
PPL Corp.	2,460	71,537
Principal Financial Group Inc.	884	59,175
Procter & Gamble Co. (The)	8,006	1,112,113
Progressive Corp. (The)	1,937	222,871
Prologis Inc.	2,454	325,302
Prudential Financial Inc.	1,262	126,187
PTC Inc.(b)	384	47,378
Public Service Enterprise Group Inc.	1,729	113,543
Public Storage	536	174,956
PulteGroup Inc.	923	40,261
Qorvo Inc.(b)	385	40,067
Qualcomm Inc.	3,761	545,571
Quanta Services Inc.	486	67,423
Quest Diagnostics Inc.	423	57,769
Raymond James Financial Inc.	653	64,301
Raytheon Technologies Corp.	4,984	464,559
Realty Income Corp.	2,018	149,312
Regency Centers Corp.	539	34,728
Regeneron Pharmaceuticals Inc.(b)	361	209,990
Regions Financial Corp.	3,367	71,313
Republic Services Inc.	764	105,936
ResMed Inc.	500	120,260
RingCentral Inc., Class A(b)	294	14,550
Rivian Automotive Inc., Class A(a)(b)	577	19,791
Robert Half International Inc.	384	30,390
ROBLOX Corp., Class A(b)	1,188	51,001

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Rockwell Automation Inc.	385	$98,283
Roku Inc.(a)(b)	385	25,225
Rollins Inc.	846	32,630
Roper Technologies Inc.(a)	346	151,088
Ross Stores Inc.	1,230	99,950
Royal Caribbean Cruises Ltd.(b)	769	29,768
RPM International Inc.	461	41,674
S&P Global Inc.	1,183	445,908
Salesforce Inc.(b)	3,290	605,426
SBA Communications Corp.	358	120,213
Schlumberger NV	4,767	176,522
Seagen Inc.(b)	462	83,151
Sealed Air Corp.	539	32,944
SEI Investments Co.	459	25,410
Sempra Energy	1,076	178,401
Sensata Technologies Holding PLC	577	25,659
ServiceNow Inc.(b)	668	298,369
Sherwin-Williams Co. (The)	814	196,939
Signature Bank/New York NY	193	35,815
Simon Property Group Inc.	1,066	115,810
Sirius XM Holdings Inc.(a)	2,469	16,493
Skyworks Solutions Inc.	577	62,824
Snap Inc., Class A, NVS(b)	3,574	35,311
Snap-on Inc.	159	35,624
Snowflake Inc., Class A(b)	726	108,835
SolarEdge Technologies Inc.(a)(b)	164	59,061
Southern Co. (The)	3,574	274,805
Southwest Airlines Co.(b)	538	20,509
Splunk Inc.(b)	497	51,643
SS&C Technologies Holdings Inc.	769	45,502
Stanley Black & Decker Inc.	539	52,461
Starbucks Corp.	3,842	325,725
State Street Corp.	1,230	87,379
Steel Dynamics Inc.	611	47,585
Stryker Corp.	1,151	247,177
Sun Communities Inc.	396	64,928
SVB Financial Group(b)	193	77,885
Synchrony Financial	1,731	57,954
Synopsys Inc.(b)	504	185,220
Sysco Corp.	1,687	143,226
T Rowe Price Group Inc.	769	94,948
Take-Two Interactive Software Inc.(b)	551	73,134
Targa Resources Corp.	733	50,658
Target Corp.	1,599	261,245
Teladoc Health Inc.(b)	462	17,025
Teledyne Technologies Inc.(b)	154	60,276
Teleflex Inc.	154	37,031
Teradyne Inc.	552	55,691
Tesla Inc.(b)	2,946	2,626,212
Texas Instruments Inc.	3,084	551,697
Textron Inc.	682	44,766
Thermo Fisher Scientific Inc.	1,306	781,523
TJX Companies Inc. (The)	3,937	240,787
T-Mobile U.S. Inc.(b)	2,113	302,286
Tractor Supply Co.	385	73,720
Trade Desk Inc. (The), Class A(b)	1,423	64,035
Tradeweb Markets Inc., Class A	384	27,080
TransDigm Group Inc.(b)	176	109,532
TransUnion	615	48,726
Travelers Companies Inc. (The)	798	126,643

Security	Shares	Value

United States (continued)
Trimble Inc.(b)	884	$61,376
Truist Financial Corp.	4,436	223,885
Twilio Inc., Class A(b)	591	50,117
Twitter Inc.(b)	2,690	111,931
Tyler Technologies Inc.(b)	129	51,471
Tyson Foods Inc., Class A	941	82,817
U.S. Bancorp	4,647	219,338
Uber Technologies Inc.(b)	4,889	114,647
UDR Inc.	1,084	52,466
UGI Corp.	616	26,587
Ulta Beauty, Inc.(b)	180	70,004
Union Pacific Corp.	2,127	483,467
United Parcel Service Inc., Class B	2,447	476,896
United Rentals Inc.(a)(b)	230	74,214
UnitedHealth Group Inc.	3,142	1,704,032
Unity Software Inc.(a)(b)	647	24,191
Universal Health Services Inc., Class B	230	25,868
Upstart Holdings Inc.(a)(b)	147	3,577
Vail Resorts Inc.	150	35,570
Valero Energy Corp.	1,361	150,758
Veeva Systems Inc., Class A(b)	462	103,294
Ventas Inc.	1,399	75,238
VeriSign Inc.(b)	351	66,395
Verisk Analytics Inc.	550	104,638
Verizon Communications Inc.	14,020	647,584
Vertex Pharmaceuticals Inc.(b)	850	238,349
VF Corp.	1,154	51,561
Viatris Inc.	4,151	40,223
VICI Properties Inc.	3,281	112,177
Visa Inc., Class A	5,539	1,174,877
Vistra Corp.	1,422	36,759
VMware Inc., Class A	693	80,527
Vornado Realty Trust	577	17,535
Vulcan Materials Co.	461	76,217
W R Berkley Corp.	693	43,333
Walgreens Boots Alliance Inc.	2,459	97,426
Walmart Inc.	5,095	672,795
Walt Disney Co. (The)(b)	6,080	645,088
Warner Bros. Discovery Inc.(b)	7,407	111,105
Waste Management Inc.	1,369	225,283
Waters Corp.(b)	204	74,262
Wayfair Inc., Class A(a)(b)	231	12,453
Webster Financial Corp.	602	27,963
WEC Energy Group Inc.	1,077	111,803
Wells Fargo & Co.	12,740	558,904
Welltower Inc.	1,517	130,978
West Pharmaceutical Services Inc.	241	82,798
Western Digital Corp.(b)	1,076	52,832
Western Union Co. (The)	1,345	22,892
Westinghouse Air Brake Technologies Corp.	553	51,689
Westlake Corp.	130	12,654
Westrock Co.	884	37,446
Weyerhaeuser Co.	2,575	93,524
Whirlpool Corp.	192	33,191
Williams Companies Inc. (The)	4,112	140,178
Willis Towers Watson PLC	382	79,051
Workday Inc., Class A(b)	653	101,280
WP Carey Inc.	616	55,009
WW Grainger Inc.	154	83,704
Wynn Resorts Ltd.(b)	330	20,948

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xcel Energy Inc.	1,776	$129,968
Xylem Inc./NY	577	53,101
Yum! Brands Inc.	999	122,417
Zebra Technologies Corp., Class A(b)	166	59,377
Zendesk Inc.(b)	385	29,037
Zillow Group Inc., Class C (a)(b)	500	17,440
Zimmer Biomet Holdings Inc.	692	76,390
Zoetis Inc.	1,573	287,151
Zoom Video Communications Inc., Class A(b)	769	79,868
ZoomInfo Technologies Inc.(b)	948	35,920
Zscaler Inc.(a)(b)	269	41,711

		121,957,826

Total Common Stocks — 99.6% (Cost: $199,541,056)		166,587,459

Preferred Stocks

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	193	14,654
Henkel AG & Co. KGaA, Preference Shares, NVS	615	39,288
Porsche Automobil Holding SE, Preference Shares, NVS	538	38,941
Sartorius AG, Preference Shares, NVS	76	33,995
Volkswagen AG, Preference Shares, NVS	616	87,096

		213,974

Total Preferred Stocks — 0.1% (Cost: $353,752)		213,974

Total Long-Term Investments — 99.7% (Cost: $199,894,808)		166,801,433

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	2,041,177	$2,040,973
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	140,000	140,000

Total Short-Term Securities — 1.3% (Cost: $2,180,500)		2,180,973

Total Investments in Securities — 101.0% (Cost: $202,075,308)		168,982,406

Liabilities in Excess of Other Assets — (1.0)%		(1,738,006)

Net Assets — 100.0%		$167,244,400

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,623,031	$422,350	(a)	$—		$(4,151)	$(257)	$2,040,973	2,041,177	$16,103	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	580,000	—		(440,000	)(a)	—	—	140,000	140,000	873		—
BlackRock Inc.	1,162,875	8,210,698		(8,755,277)		(25,084)	(249,923)	343,289	513	9,558		—

						$(29,235)	$(250,180)	$2,524,262		$26,534		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	6	09/16/22	$226	$15,190
S&P 500 E-Mini Index	1	09/16/22	207	11,646

				$26,836

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$26,836	$—	$—	$—	$26,836

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(34,081)	$—	$—	$—	$(34,081)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$16,696	$—	$—	$—	$16,696

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,376,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Kokusai ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$129,907,882	$36,679,577	$—	$166,587,459
Preferred Stocks	—	213,974	—	213,974
Money Market Funds	2,180,973	—	—	2,180,973

	$132,088,855	$36,893,551	$—	$168,982,406

Derivative financial instruments(a)
Assets
Futures Contracts	$11,646	$15,190	$—	$26,836

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	95

Statements of Assets and Liabilities

July 31, 2022

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI Europe Financials ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$18,037,406,122	$901,949,944	$3,321,802,393	$964,529,539
Investments, at value — affiliated(c)	219,005,491	12,391,929	77,179,106	2,401,168
Cash	477,612	1,365	104,398	4,702
Foreign currency, at value(d)	17,287,830	1,123,423	14,424,275	822,784
Cash pledged for futures contracts	2,723,000	160,000	1,648,000	—
Foreign currency collateral pledged for futures contracts(e)	—	—	—	719,852
Receivables:
Securities lending income — affiliated	139,680	6,242	75,873	298
Variation margin on futures contracts	601,811	36,763	—	140,535
Capital shares sold	26,645	—	—	—
Dividends — unaffiliated	22,906,398	1,267,851	15,027,750	17,224
Dividends — affiliated	36,238	1,369	8,696	294
Tax reclaims	6,926,856	377,941	—	6,023,495

Total assets	18,307,537,683	917,316,827	3,430,270,491	974,659,891

LIABILITIES
Collateral on securities loaned, at value	168,570,523	9,664,923	71,782,854	2,031,057
Deferred foreign capital gain tax	4,614,637	190,977	4,098,095	—
Payables:
Investments purchased	26,645	—	—	—
Variation margin on futures contracts	—	—	214,965	—
Due to custodian	—	—	3,951,087	—
Investment advisory fees	4,737,632	147,860	2,029,060	392,558
Professional fees	445,556	—	—	83,559
Foreign taxes	2,024	13	3,412	—
IRS compliance fee for foreign withholding tax claims	1,763,920	—	—	—

Total liabilities	180,160,937	10,003,773	82,079,473	2,507,174

NET ASSETS	$18,127,376,746	$907,313,054	$3,348,191,018	$972,152,717

NET ASSETS CONSIST OF
Paid-in capital	$16,431,830,142	$962,092,478	$4,070,076,800	$1,497,964,516
Accumulated earnings (loss)	1,695,546,604	(54,779,424)	(721,885,782)	(525,811,799)

NET ASSETS	$18,127,376,746	$907,313,054	$3,348,191,018	$972,152,717

NET ASSET VALUE
Shares outstanding	202,200,000	6,200,000	49,200,000	61,100,000

Net asset value	$89.65	$146.34	$68.05	$15.91

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$15,477,413,229	$902,283,615	$3,541,774,875	$1,363,676,714
(b) Securities loaned, at value	$159,215,519	$9,452,022	$66,396,532	$2,040,842
(c) Investments, at cost — affiliated	$213,528,093	$12,550,529	$77,162,505	$2,401,047
(d) Foreign currency, at cost	$17,240,218	$1,123,016	$14,426,655	$802,460
(e) Foreign currency collateral pledged, at cost	$—	$—	$—	$744,910

See notes to financial statements.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$108,313,906	$166,458,144
Investments, at value — affiliated(c)	4,978,756	2,524,262
Cash	5,760	5,640
Foreign currency, at value(d)	552,915	138,261
Cash pledged for futures contracts	—	12,000
Foreign currency collateral pledged for futures contracts(e)	85,527	24,530
Receivables:
Investments sold	70,752	—
Securities lending income — affiliated	14,081	961
Variation margin on futures contracts	16,473	7,585
Dividends — unaffiliated	123,068	156,793
Dividends — affiliated	33	198
Tax reclaims	327,577	66,487

Total assets	114,488,848	169,394,861

LIABILITIES
Collateral on securities loaned, at value	4,954,463	2,048,226
Payables:
Investments purchased	315,686	52,181
Investment advisory fees	36,828	33,649
Professional fees	4,401	16,405

Total liabilities	5,311,378	2,150,461

NET ASSETS	$109,177,470	$167,244,400

NET ASSETS CONSIST OF
Paid-in capital	$172,978,554	$225,042,154
Accumulated loss	(63,801,084)	(57,797,754)

NET ASSETS	$109,177,470	$167,244,400

NET ASSET VALUE
Shares outstanding	2,100,000	1,950,000

Net asset value	$51.99	$85.77

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$160,740,120	$199,445,798
(b) Securities loaned, at value	$4,789,464	$2,013,319
(c) Investments, at cost — affiliated	$4,979,188	$2,629,510
(d) Foreign currency, at cost	$547,038	$134,978
(e) Foreign currency collateral pledged, at cost	$87,963	$26,165

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Operations

Year Ended July 31, 2022

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

INVESTMENT INCOME
Dividends — unaffiliated	$384,329,758	$23,264,908	$108,390,987	$84,551,928
Dividends — affiliated	865,871	49,749	30,255	3,311
Securities lending income — affiliated — net	1,147,142	33,947	1,458,529	456
Other income — unaffiliated	749,375	38	—	4,442
Foreign taxes withheld	(22,895,612)	(1,449,978)	(13,404,630)	(8,857,062)
Foreign withholding tax claims	3,643,289	26,250	—	840,521
IRS Compliance fee for foreign withholding tax claims	(1,565,060)	—	—	—
Other foreign taxes	(28,217)	(3,321)	(33,471)	—

Total investment income	366,246,546	21,921,593	96,441,670	76,543,596

EXPENSES
Investment advisory fees	55,677,343	2,241,235	30,448,897	7,353,685
Commitment fees	45,192	5,600	45,192	—
Professional fees	433,453	2,846	217	84,952
Mauritius income taxes	—	—	293	—
Interest expense	1,175	200	7,399	—

Total expenses	56,157,163	2,249,881	30,501,998	7,438,637

Net investment income	310,089,383	19,671,712	65,939,672	69,104,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(112,011,119)	(23,070,798)	283,365,075	(58,415,099)
Investments — affiliated	(34,785)	(43,204)	(15,593)	(10)
In-kind redemptions — unaffiliated(b)	339,943,204	76,746,825	172,322,100	(22,294,521)
In-kind redemptions — affiliated(b)	982,595	148,932	—	—
Futures contracts	(7,596,172)	(591,310)	(1,608,256)	(624,717)
Foreign currency transactions	(4,266,168)	(297,064)	(1,769,424)	(690,077)

	217,017,555	52,893,381	452,293,902	(82,024,424)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(2,532,253,668)	(222,483,523)	(1,508,109,461)	(313,881,904)
Investments — affiliated	(9,601,279)	(715,290)	(36,427)	121
Futures contracts	2,224,826	149,314	209,236	540,756
Foreign currency translations	(494,211)	(22,596)	49,840	(592,496)

	(2,540,124,332)	(223,072,095)	(1,507,886,812)	(313,933,523)

Net realized and unrealized loss	(2,323,106,777)	(170,178,714)	(1,055,592,910)	(395,957,947)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,013,017,394)	$(150,507,002)	$(989,653,238)	$(326,852,988)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(633,309)	$(189,641)	$(4,627,694)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction/increase in deferred foreign capital gain tax of	$(1,179,230)	$812	$(3,609,463)	$—

See notes to financial statements.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2022

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

INVESTMENT INCOME
Dividends — unaffiliated	$6,179,915	$6,706,543
Dividends — affiliated	1,224	10,551
Securities lending income — affiliated — net	377,248	15,983
Other income — unaffiliated	50	3,278
Foreign taxes withheld	(558,762)	(242,774)
Foreign withholding tax claims	44,452	162,265

Total investment income	6,044,127	6,655,846

EXPENSES
Investment advisory fees	1,127,782	1,011,578
Professional fees	4,667	16,771

Total expenses	1,132,449	1,028,349

Net investment income	4,911,678	5,627,497

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,957,064)	(6,584,434)
Investments — affiliated	(3,049)	(3,057)
In-kind redemptions — unaffiliated(a)	25,910,007	162,210,591
In-kind redemptions — affiliated(a)	—	(26,178)
Futures contracts	(149,751)	(34,081)
Foreign currency transactions	(99,386)	(41,000)

	18,700,757	155,521,841

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(87,299,371)	(84,466,882)
Investments — affiliated	(2,269)	(250,180)
Futures contracts	51,581	16,696
Foreign currency translations	(30,366)	(8,360)

	(87,280,425)	(84,708,726)

Net realized and unrealized gain (loss)	(68,579,668)	70,813,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,667,990)	$76,440,612

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Changes in Net Assets

	iShares MSCI ACWI ETF		iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$310,089,383	$230,028,627	$19,671,712	$10,745,561
Net realized gain	217,017,555	421,574,302	52,893,381	1,390,190
Net change in unrealized appreciation (depreciation)	(2,540,124,332)	3,504,661,204	(223,072,095)	169,003,176

Net increase (decrease) in net assets resulting from operations	(2,013,017,394)	4,156,264,133	(150,507,002)	181,138,927

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(342,708,658)	(230,246,413)	(22,125,984)	(10,128,091)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,517,278,339	1,006,790,709	218,726,937	258,113,034

NET ASSETS
Total increase in net assets	1,161,552,287	4,932,808,429	46,093,951	429,123,870
Beginning of year	16,965,824,459	12,033,016,030	861,219,103	432,095,233

End of year	$18,127,376,746	$16,965,824,459	$907,313,054	$861,219,103

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)		iShares MSCI Europe Financials ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,939,672	$65,034,504	$69,104,959	$29,867,865
Net realized gain (loss)	452,293,902	297,024,706	(82,024,424)	63,031,388
Net change in unrealized appreciation (depreciation)	(1,507,886,812)	388,629,683	(313,933,523)	216,656,671

Net increase (decrease) in net assets resulting from operations	(989,653,238)	750,688,893	(326,852,988)	309,555,924

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(94,511,519)	(63,771,745)	(83,531,263)	(36,493,715)
Return of capital	—	—	(547,504)	—

Decrease in net assets resulting from distributions to shareholders	(94,511,519)	(63,771,745)	(84,078,767)	(36,493,715)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,142,147,278)	844,305,907	(162,927,425)	554,026,456

NET ASSETS
Total increase (decrease) in net assets	(2,226,312,035)	1,531,223,055	(573,859,180)	827,088,665
Beginning of year	5,574,503,053	4,043,279,998	1,546,011,897	718,923,232

End of year	$3,348,191,018	$5,574,503,053	$972,152,717	$1,546,011,897

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets (continued)

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,911,678	$3,892,020	$5,627,497	$2,755,637
Net realized gain	18,700,757	1,343,141	155,521,841	4,028,969

Net change in unrealized appreciation (depreciation)	(87,280,425)	58,072,063	(84,708,726)	51,687,203

Net increase (decrease) in net assets resulting from operations	(63,667,990)	63,307,224	76,440,612	58,471,809

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,908,962)	(3,348,387)	(5,904,840)	(2,876,281)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(263,106,981)	259,856,157	(387,883,657)	276,911,800

NET ASSETS
Total increase (decrease) in net assets	(334,683,933)	319,814,994	(317,347,885)	332,507,328
Beginning of year	443,861,403	124,046,409	484,592,285	152,084,957

End of year	$109,177,470	$443,861,403	$167,244,400	$484,592,285

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$101.96		$77.73	$73.94	$73.31	$67.16

Net investment income(a)	1.72	(b)	1.42	1.48	1.60	1.50
Net realized and unrealized gain (loss)(c)	(12.09)		24.22	3.87	0.58	6.12

Net increase (decrease) from investment operations	(10.37)		25.64	5.35	2.18	7.62

Distributions from net investment income(d)	(1.94)		(1.41)	(1.56)	(1.55)	(1.47)

Net asset value, end of year	$89.65		$101.96	$77.73	$73.94	$73.31

Total Return(e)
Based on net asset value	(10.30	)%(b)	33.14%	7.29%	3.14%	11.40%

Ratios to Average Net Assets(f)
Total expenses	0.32%		0.32%	0.32%	0.32%	0.31%

Total expenses after fees waived	0.32%		0.31%	0.31%	0.31%	0.31%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		0.32%	N/A	0.32%	N/A

Net investment income	1.77	%(b)	1.55%	2.01%	2.25%	2.10%

Supplemental Data
Net assets, end of year (000)	$18,127,377		$16,965,824	$12,033,016	$10,854,370	$8,826,485

Portfolio turnover rate(g)	5%		6%	16%	11%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.02.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$167.23	$127.09	$120.26	$118.67	$110.08

Net investment income(a)	2.83	2.49	2.49	2.58	2.51
Net realized and unrealized gain (loss)(b)	(20.67)	39.88	6.91	1.70	8.63

Net increase (decrease) from investment operations	(17.84)	42.37	9.40	4.28	11.14

Distributions from net investment income(c)	(3.05)	(2.23)	(2.57)	(2.69)	(2.55)

Net asset value, end of year	$146.34	$167.23	$127.09	$120.26	$118.67

Total Return(d)
Based on net asset value	(10.78)%	33.48%	7.88%	3.82%	10.17%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.20%	N/A	N/A	N/A	N/A

Net investment income	1.76%	1.64%	2.07%	2.24%	2.16%

Supplemental Data
Net assets, end of year (000)	$907,313	$861,219	$432,095	$468,999	$534,024

Portfolio turnover rate(f)	20%	12%	15%	14%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$87.65	$75.15	$68.54	$72.59	$70.99

Net investment income(a)	1.19	1.00	1.20	1.24	1.39
Net realized and unrealized gain (loss)(b)	(18.91)	12.46	6.61	(3.95)	1.85

Net increase (decrease) from investment operations	(17.72)	13.46	7.81	(2.71)	3.24

Distributions from net investment income(c)	(1.88)	(0.96)	(1.20)	(1.34)	(1.64)

Net asset value, end of year	$68.05	$87.65	$75.15	$68.54	$72.59

Total Return(d)
Based on net asset value	(20.51)%	17.88%	11.52%	(3.61)%	4.52%

Ratios to Average Net Assets(e)
Total expenses	0.69%	0.69%	0.70%	0.68%	0.67%

Net investment income	1.49%	1.12%	1.75%	1.82%	1.84%

Supplemental Data
Net assets, end of year (000)	$3,348,191	$5,574,503	$4,043,280	$4,030,348	$4,326,387

Portfolio turnover rate(f)	20%	31%	23%	17%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$19.64		$14.48	$17.53	$21.18	$23.15

Net investment income(a)	0.86	(b)	0.48	0.31	0.68	0.86
Net realized and unrealized gain (loss)(c)	(3.51)		5.17	(3.01)	(3.35)	(1.85)

Net increase (decrease) from investment operations	(2.65)		5.65	(2.70)	(2.67)	(0.99)

Distributions(d)
From net investment income	(1.07)		(0.49)	(0.35)	(0.98)	(0.98)
Return of capital	(0.01)		—	—	—	—

Total distributions	(1.08)		(0.49)	(0.35)	(0.98)	(0.98)

Net asset value, end of year	$15.91		$19.64	$14.48	$17.53	$21.18

Total Return(e)
Based on net asset value	(13.92	)%(b)	38.98%	(15.62)%	(12.53)%	(4.18)%

Ratios to Average Net Assets(f)
Total expenses	0.49%		0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%		0.48%	N/A	0.48%	N/A

Net investment income	4.51	%(b)	2.68%	1.90%	3.62%	3.72%

Supplemental Data
Net assets, end of year (000)	$972,153		$1,546,012	$718,923	$1,035,148	$1,805,451

Portfolio turnover rate(g)	7%		4%	5%	5%	3%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.01.

• Total return by 0.07%.

• Ratio of net investment income to average net assets by 0.05%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$71.59		$49.62	$49.09	$57.28	$53.88

Net investment income(a)	1.15	(b)	1.25	0.81	1.51	1.52
Net realized and unrealized gain (loss)(c)	(18.54)		21.87	0.68	(7.50)	3.38

Net increase (decrease) from investment operations	(17.39)		23.12	1.49	(5.99)	4.90

Distributions from net investment income(d)	(2.21)		(1.15)	(0.96)	(2.20)	(1.50)

Net asset value, end of year	$51.99		$71.59	$49.62	$49.09	$57.28

Total Return(e)
Based on net asset value	(24.65	)%(b)	46.76%	2.98%	(10.32)%	9.15%

Ratios to Average Net Assets(f)
Total expenses	0.40%		0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%		N/A	N/A	0.40%	N/A

Net investment income	1.74	%(b)	1.98%	1.67%	2.95%	2.65%

Supplemental Data
Net assets, end of year (000)	$109,177		$443,861	$124,046	$139,918	$266,371

Portfolio turnover rate(g)	16%		14%	20%	17%	15%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$96.92		$72.42	$68.33	$66.90	$61.10

Net investment income(a)	1.32	(b)	1.31	1.32	1.42	1.40
Net realized and unrealized gain (loss)(c)	(9.44)		24.61	4.06	1.51	6.10

Net increase (decrease) from investment operations	(8.12)		25.92	5.38	2.93	7.50

Distributions from net investment income(d)	(3.03)		(1.42)	(1.29)	(1.50)	(1.70)

Net asset value, end of year	$85.77		$96.92	$72.42	$68.33	$66.90

Total Return(e)
Based on net asset value	(8.46	)%(b)	36.01%	7.94%	4.59%	12.38%

Ratios to Average Net Assets(f)
Total expenses	0.25%		0.25%	0.25%	0.25%	0.25%

Total expenses excluding professional fees for foreign withholding tax claims	0.25%		0.25%	N/A	N/A	N/A

Net investment income	1.39	%(b)	1.53%	1.93%	2.17%	2.16%

Supplemental Data
Net assets, end of year (000)	$167,244		$484,592	$152,085	$143,483	$147,181

Portfolio turnover rate(g)	9%		3%	4%	4%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.03.

• Total return by 0.08%.

• Ratio of net investment income to average net assets by 0.04%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI ACWI	Diversified
MSCI ACWI Low Carbon Target	Diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap	Diversified
MSCI Kokusai	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI All Country Asia ex Japan ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective August 27, 2021, MSCI All Country Asia ex Japan no longer invests in the Subsidiary. MSCI All Country Asia ex Japan transferred all of the assets of MSCI All Country Asia ex Japan’s wholly owned Mauritius Subsidiary to MSCI All Country Asia ex Japan through on-exchange transactions in India. MSCI All Country Asia ex Japan recognized a net realized gain of $391 as a result of this transaction. After the transfer, MSCI All Country Asia ex Japan began making new investments in India directly. On October 29, 2021, MSCI All Country Asia ex Japan’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements   (continued)

The iShares MSCI All Country Asia ex Japan ETF has conducted investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI ACWI
Barclays Bank PLC	$1,779,602	$(1,779,602)	$—		$—
Barclays Capital, Inc.	1,376,538	(1,376,538)	—		—
BNP Paribas SA	29,651,586	(29,651,586)	—		—
BofA Securities, Inc.	6,890,294	(6,890,294)	—		—
Citigroup Global Markets, Inc.	6,083,112	(6,083,112)	—		—
Credit Suisse Securities (USA) LLC	139,511	(139,511)	—		—
Deutsche Bank Securities, Inc.	504	(504)	—		—
Goldman Sachs & Co. LLC	10,827,453	(10,827,453)	—		—
HSBC Bank PLC	2,075,643	(2,075,643)	—		—
J.P. Morgan Securities LLC	30,963,700	(30,963,700)	—		—
Jefferies LLC	1,257,199	(1,257,199)	—		—
Macquarie Bank Ltd.	859,679	(859,679)	—		—
Morgan Stanley	27,211,675	(27,211,675)	—		—
Nomura Securities International, Inc.	75,971	(75,971)	—		—
RBC Capital Markets LLC	4,989,555	(4,985,155)	—		4,400	(b)
Scotia Capital (USA), Inc.	17,941,114	(17,941,114)	—		—
SG Americas Securities LLC	2,896,897	(2,896,897)	—		—
State Street Bank & Trust Co.	710,424	(710,424)	—		—
Toronto-Dominion Bank	27,601	(27,601)	—		—
UBS AG	761,593	(761,593)	—		—
UBS Securities LLC	6,518,028	(6,518,028)	—		—
Virtu Americas LLC	551,656	(544,596)	—		7,060	(b)
Wells Fargo Bank N.A.	1,259,681	(1,259,681)	—		—
Wells Fargo Securities LLC	4,366,503	(4,366,503)	—		—

	$159,215,519	$(159,204,059)	$—		$11,460

MSCI ACWI Low Carbon Target
Barclays Bank PLC	$608,410	$(608,410)	$—		$—
BNP Paribas SA	1,775,005	(1,775,005)	—		—
BofA Securities, Inc.	565,815	(565,815)	—		—
Citigroup Global Markets, Inc.	620,909	(617,195)	—		3,714	(b)
Deutsche Bank Securities, Inc.	12,645	(12,645)	—		—
Goldman Sachs & Co. LLC	729,009	(729,009)	—		—
HSBC Bank PLC	300,576	(300,576)	—		—
J.P. Morgan Securities LLC	1,886,290	(1,886,290)	—		—
Jefferies LLC	420,255	(420,255)	—		—
Scotia Capital (USA), Inc.	1,221,503	(1,221,503)	—		—
SG Americas Securities LLC	177,143	(177,143)	—		—
State Street Bank & Trust Co.	90,879	(90,879)	—		—
UBS AG	1,043,583	(1,043,583)	—		—

	$9,452,022	$(9,448,308)	$—		$3,714

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI All Country Asia ex Japan
Barclays Bank PLC	$576,848	$(576,848)	$—		$—
Barclays Capital, Inc.	552,104	(552,104)	—		—
BNP Paribas SA	24,376,243	(24,376,243)	—		—
BofA Securities, Inc.	13,082,945	(13,082,945)	—		—
Citigroup Global Markets, Inc.	2,619,610	(2,619,610)	—		—
Credit Suisse Securities (USA) LLC	1,262,632	(1,262,632)	—		—
Goldman Sachs & Co. LLC	1,899,618	(1,899,618)	—		—
HSBC Bank PLC	1,572,862	(1,572,862)	—		—
J.P. Morgan Securities LLC	1,150,466	(1,150,466)	—		—
Jefferies LLC	333,033	(333,033)	—		—
Macquarie Bank Ltd.	685,015	(685,015)	—		—
Morgan Stanley	10,305,400	(10,305,400)	—		—
Nomura Securities International, Inc.	156,800	(156,800)	—		—
SG Americas Securities LLC	2,079,047	(2,079,047)	—		—
State Street Bank & Trust Co.	571,811	(571,811)	—		—
UBS AG	4,420,504	(4,420,504)	—		—
UBS Securities LLC	597,696	(597,696)	—		—
Wells Fargo Bank N.A.	68,244	(68,244)	—		—
Wells Fargo Securities LLC	85,654	(85,654)	—		—

	$66,396,532	$(66,396,532)	$—		$—

MSCI Europe Financials
Goldman Sachs & Co. LLC	$1,262,163	$(1,254,639)	$—		$7,524	(b)
Morgan Stanley	778,679	(776,530)	—		2,149	(b)

	$2,040,842	$(2,031,169)	$—		$9,673

MSCI Europe Small-Cap
Barclays Capital, Inc.	$394,148	$(394,148)	$—		$—
BMO Capital Markets Corp.	88,926	(2,355)	—		86,571	(b)
BNP Paribas SA	128,295	(108,819)	—		19,476	(b)
BofA Securities, Inc.	425,184	(425,184)	—		—
Citigroup Global Markets, Inc.	281,620	(281,620)	—		—
Goldman Sachs & Co. LLC	1,030,208	(1,030,208)	—		—
HSBC Bank PLC	109,959	(109,959)	—		—
J.P. Morgan Securities LLC	498,964	(498,964)	—		—
Jefferies LLC	62,293	(58,959)	—		3,334	(b)
Morgan Stanley	1,463,954	(1,463,954)	—		—
UBS AG	305,913	(305,913)	—		—

	$4,789,464	$(4,680,083)	$—		$109,381

MSCI Kokusai
Barclays Bank PLC	$149,264	$(148,583)	$—		$681	(b)
Barclays Capital, Inc.	23,993	(23,993)	—		—
BNP Paribas SA	308,115	(308,115)	—		—
BofA Securities, Inc.	95,319	(95,319)	—		—
Citigroup Global Markets, Inc.	107,767	(106,614)	—		1,153	(b)
Goldman Sachs & Co. LLC	115,935	(115,935)	—		—
HSBC Bank PLC	12,943	(12,943)	—		—
J.P. Morgan Securities LLC	339,520	(339,520)	—		—
Jefferies LLC	232,001	(228,892)	—		3,109	(b)
Morgan Stanley	99,984	(99,632)	—		352	(b)
National Financial Services LLC	24,975	(24,975)	—		—
RBC Capital Markets LLC	10,323	(10,323)	—		—
Scotia Capital (USA), Inc.	277,011	(275,930)	—		1,081	(b)
UBS AG	38,510	(38,192)	—		318	(b)
UBS Securities LLC	118,414	(118,414)	—		—
Virtu Americas LLC	23,404	(23,404)	—		—
Wells Fargo Bank N.A.	21,732	(21,732)	—		—
Wells Fargo Securities LLC	14,109	(14,109)	—		—

	$2,013,319	$(2,006,625)	$—		$6,694

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements   (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI ACWI Low Carbon Target	0.20%
MSCI Europe Financials	0.48
MSCI Europe Small-Cap	0.40
MSCI Kokusai	0.25

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Notes to Financial Statements   (continued)

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI ACWI and MSCI All Country Asia ex Japan ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for the Funds through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For year ended July 31, 2022, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares MSCI Kokusai ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF and iShares MSCI Europe Small-Cap ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, the Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements   (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI ACWI	$318,253
MSCI ACWI Low Carbon Target	10,288
MSCI All Country Asia ex Japan	352,004
MSCI Europe Financials	181
MSCI Europe Small-Cap	86,295
MSCI Kokusai	4,841

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI	$88,759,867	$117,983,271	$(35,140,606)
MSCI ACWI Low Carbon Target	80,184,829	76,373,089	(6,365,642)
MSCI All Country Asia ex Japan	18,868,052	36,853,208	(22,773,366)
MSCI Europe Financials	19,442,621	13,071,631	(5,341,944)
MSCI Europe Small-Cap	6,404,724	13,078,042	241,856
MSCI Kokusai	961,382	2,220,825	(567,859)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI ACWI	$1,202,816,322	$794,455,165
MSCI ACWI Low Carbon Target	244,243,994	215,314,596
MSCI All Country Asia ex Japan	873,512,486	1,332,907,434
MSCI Europe Financials	110,260,699	131,807,510
MSCI Europe Small-Cap	48,627,560	43,132,252
MSCI Kokusai	82,143,433	46,412,192

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI ACWI	$3,745,892,839	$660,985,943
MSCI ACWI Low Carbon Target	398,361,806	211,094,745
MSCI All Country Asia ex Japan	68,769,556	781,755,664
MSCI Europe Financials	715,939,492	875,123,953
MSCI Europe Small-Cap	28,603,145	294,040,890
MSCI Kokusai	3,642,819,331	4,065,775,348

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI ACWI	$337,406,762	$(337,406,762)
MSCI ACWI Low Carbon Target	76,011,760	(76,011,760)
MSCI All Country Asia ex Japan	150,236,440	(150,236,440)
MSCI Europe Financials	(54,701,290)	54,701,290
MSCI Europe Small-Cap	20,053,208	(20,053,208)
MSCI Kokusai	161,438,012	(161,438,012)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

MSCI ACWI
Ordinary income	$342,708,658	$230,246,413

MSCI ACWI Low Carbon Target
Ordinary income	$22,125,984	$10,128,091

MSCI All Country Asia ex Japan
Ordinary income	$94,511,519	$63,771,745

MSCI Europe Financials
Ordinary income	$83,531,263	$36,493,715
Return of capital	547,504	—

	$84,078,767	$36,493,715

MSCI Europe Small-Cap
Ordinary income	$7,908,962	$3,348,387

MSCI Kokusai
Ordinary income	$5,904,840	$2,876,281

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

MSCI ACWI	$21,167,692	$(793,376,570)	$2,467,755,482	$—		$1,695,546,604
MSCI ACWI Low Carbon Target	1,203,700	(52,107,059)	(3,876,065)	—		(54,779,424)
MSCI All Country Asia ex Japan	18,417,612	(894,256,066)	153,952,672	—		(721,885,782)
MSCI Europe Financials	—	(115,336,611)	(409,011,461)	(1,463,727)		(525,811,799)
MSCI Europe Small-Cap	69,842	(10,387,306)	(53,483,620)	—		(63,801,084)
MSCI Kokusai	220,111	(24,443,796)	(33,574,069)	—		(57,797,754)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, timing and recognition of partnership income, foreign tax withholding reclaims and the timing of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended July 31, 2022, the iShares MSCI All Country Asia ex Japan ETF utilized $46,739,746 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements   (continued)

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI ACWI	$15,783,357,992	$3,875,213,515	$(1,402,159,894)	$2,473,053,621
MSCI ACWI Low Carbon Target	918,009,069	97,526,821	(101,194,016)	(3,667,195)
MSCI All Country Asia ex Japan	3,240,911,259	417,204,040	(259,133,800)	158,070,240
MSCI Europe Financials	1,375,431,413	425,776	(408,926,482)	(408,500,706)
MSCI Europe Small-Cap	166,757,728	2,139,930	(55,604,996)	(53,465,066)
MSCI Kokusai	202,553,622	3,880,126	(37,451,342)	(33,571,216)

9.	LINE OF CREDIT

The iShares MSCI ACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI ACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI ACWI	$6,400,000	$105,205	1.10%
MSCI ACWI Low Carbon Target	1,090,000	17,918	1.10
MSCI All Country Asia ex Japan	15,500,000	494,022	1.40

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Market Risk: The iShares MSCI All Country Asia ex Japan ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements   (continued)

debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI
Shares sold	42,600,000	$4,227,601,620	22,600,000	$2,027,841,125
Shares redeemed	(6,800,000)	(710,323,281)	(11,000,000)	(1,021,050,416)

	35,800,000	$3,517,278,339	11,600,000	$1,006,790,709

MSCI ACWI Low Carbon Target
Shares sold	2,650,000	$451,305,999	1,750,000	$258,113,034
Shares redeemed	(1,600,000)	(232,579,062)	—	—

	1,050,000	$218,726,937	1,750,000	$258,113,034

MSCI All Country Asia ex Japan
Shares sold	7,200,000	$600,595,116	17,800,000	$1,575,533,337
Shares redeemed	(21,600,000)	(1,742,742,394)	(8,000,000)	(731,227,430)

	(14,400,000)	$(1,142,147,278)	9,800,000	$844,305,907

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Notes to Financial Statements   (continued)

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Europe Financials
Shares sold	35,100,000	$734,872,943	50,250,000	$936,699,560
Shares redeemed	(52,700,000)	(897,800,368)	(21,200,000)	(382,673,104)

	(17,600,000)	$(162,927,425)	29,050,000	$554,026,456

MSCI Europe Small-Cap
Shares sold	500,000	$35,879,764	3,700,000	$259,856,157
Shares redeemed	(4,600,000)	(298,986,745)	—	—

	(4,100,000)	$(263,106,981)	3,700,000	$259,856,157

MSCI Kokusai
Shares sold	39,500,000	$3,704,423,261	3,050,000	$289,662,474
Shares redeemed	(42,550,000)	(4,092,306,918)	(150,000)	(12,750,674)

	(3,050,000)	$(387,883,657)	2,900,000	$276,911,800

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statements of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI ACWI ETF iShares MSCI ACWI Low Carbon Target ETF iShares MSCI All Country Asia ex Japan ETF iShares MSCI Europe Financials ETF iShares MSCI Europe Small-Cap ETF iShares MSCI Kokusai ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI ACWI	$339,125,825
MSCI ACWI Low Carbon Target	20,476,557
MSCI All Country Asia ex Japan	48,608,732
MSCI Europe Financials	81,155,427
MSCI Europe Small-Cap	5,752,818
MSCI Kokusai	3,694,284

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income

MSCI ACWI	$1,591,427
MSCI ACWI Low Carbon Target	123,298
MSCI Kokusai	24,447

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI All Country Asia ex Japan	$119,467,524	$18,422,851
MSCI Europe Financials	84,570,685	7,469,154
MSCI Europe Small-Cap	6,403,486	440,655

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI ACWI	43.92%
MSCI ACWI Low Carbon Target	42.31%
MSCI All Country Asia ex Japan	0.11%
MSCI Europe Small-Cap	0.41%
MSCI Kokusai	32.08%

I M P O R T A N T T A X I N F O R M A T I O N	123

Board Review and Approval of Investment Advisory Contract

iShares MSCI ACWI ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Kokusai ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI All Country Asia ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Europe Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	131

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI ACWI(a)	$1.873415	$—	$0.061696	$1.935111	97%	—%	3%	100%
MSCI ACWI Low Carbon Target(a)	2.988122	—	0.057002	3.045124	98	—	2	100
MSCI All Country Asia ex Japan(a)	0.941923	—	0.941004	1.882927	50	—	50	100
MSCI Europe Financials(a)	1.080000	—	—	1.080000	—	—	—	—
MSCI Europe Small-Cap(a)	2.159808	—	0.054650	2.214458	98	—	2	100
MSCI Kokusai	3.028123	—	—	3.028123	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive (applicable to iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF only)

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI ACWI	$1,566,850	$732,605	$834,245	661	$191,786	$19,821
MSCI All Country Asia ex Japan	392,726	183,625	209,101	661	48,070	4,968
MSCI Kokusai	17,680	8,267	9,413	661	2,164	224

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF only)

Each Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	133

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	135

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	137

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

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iS-AR-705-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•  iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca

•  iShares Currency Hedged MSCI EAFE ETF | HEFA | Cboe BZX

•  iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca

•  iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ

•  iShares MSCI EAFE ETF | EFA | NYSE Arca

•  iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Investment Objective

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(5.03)%	5.89%	5.83%	(5.03)%	33.11%	49.41%
Fund Market	(5.04)	5.87	5.83	(5.04)	33.03	49.44
Index	(5.54)	5.89	5.80	(5.54)	33.11	49.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 942.80	$ 0.14		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks declined significantly in U.S. dollar terms during the reporting period, as global growth cooled in an environment of high inflation, rising interest rates, and volatility in commodities markets. China was the leading detractor from the Index’s return as strict lockdowns to prevent the spread of COVID-19 weighed on economic activity. In the second quarter of 2022, China’s economy contracted for the first time since the coronavirus pandemic began.

Among Chinese stocks, the consumer discretionary sector detracted the most from the Index’s return, particularly the internet and direct marketing retail industry. Strong domestic and international competition slowed revenue growth and diminished earnings. Heightened regulatory scrutiny from the Chinese government contributed to investor uncertainty surrounding the industry. The slowing economy further weighed on Chinese e-commerce platforms, as unemployment increased and consumer confidence declined. The communication services sector was another source of weakness, constrained by new regulations that dampened revenue growth.

Stocks in Japan, which experienced two separate quarters of economic contraction during the reporting period, also detracted from the Index’s performance. The Bank of Japan kept short-term interest rates negative even as the Fed and other central banks raised interest rates. The industrials sector led Japanese detraction amid a notable slowdown in industrial production.

German stocks also detracted from the Index’s return, as weakness in the automobiles industry weighed on the consumer discretionary sector. Supply chain problems, exacerbated by a global semiconductor shortage and Russia’s invasion of Ukraine, led to production difficulties that constrained automobile sales.

South Korean stocks detracted amid cooling demand for certain consumer electronics, such as televisions and smartphones. In addition, product delays due to manufacturing issues pressured industry revenues. French stocks also detracted, particularly in the consumer discretionary sector, as investors became concerned about the impact of Chinese lockdowns on demand for luxury products.

In terms of currency performance, the U.S. dollar gained significantly against most foreign currencies during the reporting period. Four interest rate increases by the Fed made U.S.-based investments relatively more attractive, and geopolitical instability led some investors to move into U.S. dollars. The Japanese yen, the euro, and the British pound depreciated by approximately 18%, 14%, and 12% respectively against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Short-term Investments	0.2
Forward foreign currency exchange contracts, net cumulative appreciation	0.1
Other assets less liabilities	(0.4)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	20.0%
Industrials	12.4
Consumer Discretionary	11.5
Information Technology	11.5
Health Care	9.7
Consumer Staples	9.1
Materials	7.9
Communication Services	6.1
Energy	6.0
Utilities	3.4
Real Estate	2.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(0.29)%	7.02%	7.62%	(0.29)%	40.37%	86.60%
Fund Market	(0.34)	6.98	7.60	(0.34)	40.13	86.40
Index	(0.78)	6.99	7.61	(0.78)	40.16	86.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 977.20	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Large- and mid-capitalization stocks in developed markets outside the U.S. and Canada declined in U.S. dollar terms during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks, particularly in the industrials sector, detracted the most from the Index’s return. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s lockdown measures to limit the spread of the coronavirus, which idled factories and warehouses and slowed deliveries of goods.

European stocks, particularly in Germany, France, and the Netherlands also detracted from the Index’s return. The war in Ukraine disrupted supply chains, weakened the economic outlook, and contributed to record-high inflation across the Eurozone as commodities and oil prices soared. The ECB raised interest rates in July 2022 for the first time in 11 years to fight growing inflation.

In terms of currency performance, the U.S. dollar gained significantly relative to most foreign currencies during the reporting period. Four interest rate increases by the Fed made U.S.-based investments relatively more attractive, and geopolitical instability led some investors to move into U.S. dollars. The Japanese yen, the euro, and the British pound depreciated by approximately 18%, 14%, and 12%, respectively, against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative appreciation	0.1
Other assets less liabilities	(0.3)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	17.2%
Industrials	15.4
Health Care	13.4
Consumer Discretionary	11.6
Consumer Staples	10.9
Information Technology	8.2
Materials	7.4
Communication Services	4.9
Energy	4.6
Utilities	3.5
Real Estate	2.9

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(6.97)%	6.60%	7.81%	(6.97)%	37.68%	70.47%
Fund Market	(7.11)	6.58	7.79	(7.11)	37.51	70.21
Index	(7.45)	6.74	7.85	(7.45)	38.53	70.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 956.30	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada declined in U.S. dollar terms during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks detracted the most from the Index’s return. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s measures to limit the spread of the coronavirus, which idled factories and warehouses and slowed deliveries of goods.

Stocks in the U.K., particularly in the consumer discretionary sector, also detracted from the Index’s return. Stocks of several consumer discretionary companies dropped on diminished sales outlooks due to falling levels of consumer confidence, inflation rates at 40-year highs, and slowing economic growth. The Bank of England raised interest rates in December 2021 for the first time since the start of the coronavirus pandemic and continued to raise rates in 2022 to the highest levels in 13 years. Stocks in Sweden and Germany also detracted from the Index’s performance amid high inflation.

In terms of currency performance, the U.S. dollar gained significantly relative to most foreign currencies during the reporting period. Four interest rate increases by the Fed made U.S.-based investments relatively more attractive, and geopolitical instability led some investors to move into U.S. dollars. The Japanese yen, the euro, and the British pound depreciated by approximately 18%, 14%, and 12%, respectively, against the U.S. dollar.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative depreciation	(0.4)
Other assets less liabilities	0.2

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	22.6%
Real Estate	12.1
Consumer Discretionary	11.9
Financials	11.1
Information Technology	9.5
Materials	9.5
Health Care	7.0
Consumer Staples	6.2
Communication Services	4.2
Utilities	3.3
Energy	2.6

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2022	iShares® MSCI ACWI ex U.S. ETF

Investment Objective

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.04)%	2.40%	4.96%	(15.04)%	12.59%	62.30%
Fund Market	(14.92)	2.41	5.01	(14.92)	12.66	63.04
Index	(15.26)	2.45	5.04	(15.26)	12.84	63.49

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 870.00	$ 1.48		$ 1,000.00	$ 1,023.20	$ 1.61		0.32%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks declined significantly during the reporting period, as global growth cooled in an environment of high inflation, rising interest rates, and volatility in commodities markets. China was the leading detractor from the Index’s return as strict lockdowns to prevent the spread of COVID-19 weighed on economic activity. In the second quarter of 2022, China’s economy contracted for the first time since the coronavirus pandemic began.

Among Chinese stocks, the consumer discretionary sector detracted the most from the Index’s return, particularly the internet and direct marketing retail industry. Strong domestic and international competition slowed revenue growth and diminished earnings. Heightened regulatory scrutiny from the Chinese government contributed to investor uncertainty surrounding the industry. The slowing economy further weighed on Chinese e-commerce platforms, as unemployment increased and consumer confidence declined. The communication services sector was another source of weakness, constrained by new regulations that dampened revenue growth.

Stocks in Japan, which experienced two separate quarters of economic contraction during the reporting period, also detracted from the Index’s performance. The Bank of Japan kept short-term interest rates negative even as the Fed and other central banks raised interest rates. This difference led to a substantial decrease in the Japanese yen’s value relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars. The industrials sector led Japanese detraction amid a notable slowdown in industrial production. Although currency weakness has historically aided industrial exporters, recent increases in offshore production have limited the benefits.

German stocks also detracted from the Index’s return, as weakness in the automobiles industry weighed on the consumer discretionary sector. Supply chain problems, exacerbated by a global semiconductor shortage and Russia’s invasion of Ukraine, led to production difficulties that constrained automobile sales.

South Korean stocks detracted amid cooling demand for certain consumer electronics, such as televisions and smartphones. In addition, product delays due to manufacturing issues pressured industry revenues. French stocks also detracted, particularly in the consumer discretionary sector, as investors became concerned about the impact of Chinese lockdowns on demand for luxury products.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	20.0%
Industrials	12.4
Consumer Discretionary	11.5
Information Technology	11.5
Health Care	9.7
Consumer Staples	9.1
Materials	7.9
Communication Services	6.1
Energy	6.0
Utilities	3.4
Real Estate	2.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	14.2%
United Kingdom	9.5
China	9.0
Canada	8.2
France	7.0
Switzerland	6.8
Australia	5.5
Germany	4.8
Taiwan	4.2
India	4.0

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI EAFE ETF

Investment Objective

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(13.84)%	2.74%	5.81%	(13.84)%	14.49%	75.88%
Fund Market	(13.79)	2.72	5.88	(13.79)	14.36	77.12
Index	(14.32)	2.61	5.79	(14.32)	13.78	75.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 884.70	$ 1.54		$ 1,000.00	$ 1,023.20	$ 1.66		0.33%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI EAFE ETF

Portfolio Management Commentary

Large- and mid-capitalization stocks in developed markets outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks, particularly in the industrials sector, detracted the most from the Index’s return. Several companies in the industrials sector posted strong earnings during the reporting period, but they detracted from the Index’s performance due primarily to the weakness of the Japanese yen relative to the U.S. dollar. The Japanese yen hit a 24-year low in July 2022 against the U.S. dollar, weakening returns from the country as the Bank of Japan continued its low interest rate policy while other central banks raised interest rates. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s lockdown measures to limit the spread of the coronavirus, which idled factories and warehouses and slowed deliveries of goods.

European stocks, particularly in Germany, France, and the Netherlands also detracted from the Index’s return. The weakening euro, which reached parity with the U.S. dollar for the first time in 20 years, devalued returns from the continent. In addition, the war in Ukraine disrupted supply chains, weakened the economic outlook, and contributed to record-high inflation across the Eurozone as commodities and oil prices soared. The ECB raised interest rates in July 2022 for the first time in 11 years to fight growing inflation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	17.2%
Industrials	15.4
Health Care	13.4
Consumer Discretionary	11.6
Consumer Staples	10.9
Information Technology	8.2
Materials	7.4
Communication Services	4.9
Energy	4.6
Utilities	3.5
Real Estate	2.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	22.4%
United Kingdom	15.0
France	11.1
Switzerland	10.7
Australia	8.7
Germany	7.5
Netherlands	4.5
Sweden	3.4
Hong Kong	3.1
Denmark	2.8

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI EAFE Small-Cap ETF

Investment Objective

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(19.80)%	2.33%	7.81%	(19.80)%	12.21%	112.14%
Fund Market	(19.75)	2.28	7.90	(19.75)	11.95	113.90
Index	(20.31)	2.30	7.83	(20.31)	12.03	112.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 864.90	$ 1.85		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks detracted the most from the Index’s return, due primarily to the weakness of the Japanese yen relative to the U.S. dollar. The Japanese yen hit a 24-year low in July 2022 against the U.S. dollar, weakening performance from the country as the Bank of Japan continued its low interest rate policy while some other central banks raised interest rates. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s measures to limit the spread of the coronavirus, which idled factories and warehouses and slowed deliveries of goods.

Stocks in the U.K., particularly in the consumer discretionary sector, also detracted from the Index’s return. Stocks of several consumer discretionary companies dropped on diminished sales outlooks due to falling levels of consumer confidence, inflation rates at 40-year highs, and slowing economic growth. The Bank of England raised interest rates in December 2021 for the first time since the start of the coronavirus pandemic and continued to raise rates in 2022 to the highest levels in 13 years. Additionally, the British pound weakened against the U.S. dollar, which diminished returns from the U.K. Stocks in Sweden and Germany also detracted from the Index’s performance amid high inflation and the depreciation of the Swedish krona and the euro relative to the U.S. dollar.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	22.6%
Real Estate	12.1
Consumer Discretionary	11.9
Financials	11.1
Materials	9.5
Information Technology	9.5
Health Care	7.0
Consumer Staples	6.2
Communication Services	4.2
Utilities	3.3
Energy	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	30.0%
United Kingdom	16.5
Australia	10.4
Sweden	5.9
Switzerland	4.7
Germany	4.4
France	3.5
Israel	3.2
Italy	2.7
Norway	2.3

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI ACWI ex U.S. ETF(a)	2,588,398	$120,412,275

Total Investment Companies (Cost: $129,874,651)		120,412,275

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	210,000	210,000

Total Short-Term Securities — 0.2% (Cost: $210,000)		210,000

Total Investments in Securities — 100.3% (Cost: $130,084,651)		120,622,275

Liabilities in Excess of Other Assets — (0.3)%		(321,837)

Net Assets — 100.0%		$120,300,438

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$70,000	$140,000	(a)	$—	$—	$—	$210,000	210,000	$1,219	$—
iShares MSCI ACWI ex U.S. ETF	120,314,149	50,182,632		(25,268,760)	1,325,971	(26,141,717)	120,412,275	2,588,398	4,199,117	—

					$1,325,971	$(26,141,717)	$120,622,275		$4,200,336	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	8,317,000	USD	5,803,636	Bank of America N.A.	08/03/22	$7,454
AUD	554,000	USD	381,048	Deutsche Bank Securities Inc.	08/03/22	6,032
AUD	145,000	USD	98,565	Morgan Stanley & Co. International PLC	08/03/22	2,747
BRL	9,623,000	USD	1,850,395	Morgan Stanley & Co. International PLC	08/03/22	8,894
CAD	12,132,000	USD	9,468,139	BNP Paribas SA	08/03/22	5,889
CAD	965,000	USD	748,067	Bank of America N.A.	08/03/22	5,514
CAD	212,000	USD	162,607	Morgan Stanley & Co. International PLC	08/03/22	2,946
CHF	7,202,000	USD	7,561,988	Bank of America N.A.	08/03/22	4,330
CHF	635,000	USD	662,932	Morgan Stanley & Co. International PLC	08/03/22	4,190
CLP	233,389,000	USD	257,087	Morgan Stanley & Co. International PLC	08/03/22	1,871
CNH	13,072,000	USD	1,935,911	Citibank N.A.	08/03/22	331
DKK	14,114,000	USD	1,933,095	Bank of America N.A.	08/03/22	4,816
EUR	21,738,000	USD	22,166,978	BNP Paribas SA	08/03/22	51,850

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	9,569,000	USD	11,644,982	Bank of America N.A.	08/03/22	$8,430
GBP	285,000	USD	346,292	Deutsche Bank Securities Inc.	08/03/22	790
GBP	167,000	USD	199,781	Morgan Stanley & Co. International PLC	08/03/22	3,597
ILS	1,272,000	USD	373,086	Bank of America N.A.	08/03/22	1,144
ILS	22,000	USD	6,274	Morgan Stanley & Co. International PLC	08/03/22	198
INR	351,563,000	USD	4,431,743	Morgan Stanley & Co. International PLC	08/03/22	3,063
JPY	38,227,000	USD	281,862	Citibank N.A.	08/03/22	4,825
JPY	37,587,000	USD	277,212	Morgan Stanley & Co. International PLC	08/03/22	4,675
JPY	2,187,414,000	USD	16,366,734	State Street Bank and Trust Co.	08/03/22	37,981
KRW	6,335,953,000	USD	4,850,300	Morgan Stanley & Co. International PLC	08/03/22	24,549
MXN	261,000	USD	12,645	Morgan Stanley & Co. International PLC	08/03/22	156
NOK	6,069,000	USD	627,801	Bank of America N.A.	08/03/22	148
NOK	107,000	USD	10,638	Morgan Stanley & Co. International PLC	08/03/22	434
NZD	209,000	USD	131,055	Bank of America N.A.	08/03/22	386
NZD	18,000	USD	11,189	Citibank N.A.	08/03/22	131
NZD	4,000	USD	2,468	Morgan Stanley & Co. International PLC	08/03/22	48
SEK	25,158,000	USD	2,467,794	Bank of America N.A.	08/03/22	7,973
SEK	2,172,000	USD	211,129	Morgan Stanley & Co. International PLC	08/03/22	2,615
SGD	1,269,000	USD	917,655	Bank of America N.A.	08/03/22	980
SGD	19,000	USD	13,653	Citibank N.A.	08/03/22	101
SGD	22,000	USD	15,654	Morgan Stanley & Co. International PLC	08/03/22	272
TWD	151,758,000	USD	5,050,183	Morgan Stanley & Co. International PLC	08/03/22	17,019
USD	14,682	AUD	21,000	Deutsche Bank Securities Inc.	08/03/22	9
USD	256,031	CNH	1,717,000	Bank of America N.A.	08/03/22	1,706
USD	1,736,257	CNH	11,645,000	JPMorgan Chase Bank N.A.	08/03/22	11,384
USD	4,742	CNH	32,000	Morgan Stanley & Co. International PLC	08/03/22	2
USD	29,360	DKK	209,000	Bank of America N.A.	08/03/22	663
USD	2,048,975	DKK	14,547,000	HSBC Bank PLC	08/03/22	51,611
USD	55,260	EUR	54,000	Morgan Stanley & Co. International PLC	08/03/22	66
USD	24,660,692	EUR	23,544,000	State Street Bank and Trust Co.	08/03/22	595,916
USD	101,111	GBP	83,000	UBS AG	08/03/22	31
USD	1,534,075	HKD	12,027,000	Bank of America N.A.	08/03/22	1,900
USD	26,628	HKD	209,000	HSBC Bank PLC	08/03/22	3
USD	10,173,595	HKD	79,757,000	JPMorgan Chase Bank N.A.	08/03/22	12,984
USD	28,302	HKD	222,000	Morgan Stanley & Co. International PLC	08/03/22	21
USD	4,525,214	INR	358,555,000	Morgan Stanley & Co. International PLC	08/03/22	2,207
USD	5,218,278	KRW	6,762,141,000	Morgan Stanley & Co. International PLC	08/03/22	15,522
USD	805,294	MXN	16,333,000	Deutsche Bank Securities Inc.	08/03/22	4,232
USD	1,830	MXN	37,000	State Street Bank and Trust Co.	08/03/22	15
USD	533,219	MYR	2,350,000	Morgan Stanley & Co. International PLC	08/03/22	5,180
USD	1,556	THB	57,000	Barclays Bank PLC	08/03/22	7
USD	9,003	THB	323,000	HSBC Bank PLC	08/03/22	227
USD	658,997	THB	23,285,000	JPMorgan Chase Bank N.A.	08/03/22	26,375
USD	1,573	THB	57,000	UBS AG	08/03/22	25
USD	451	TRY	8,000	Citibank N.A.	08/03/22	6
USD	99,673	TRY	1,698,000	Deutsche Bank Securities Inc.	08/03/22	5,094
USD	678	TRY	12,000	HSBC Bank PLC	08/03/22	10
USD	5,496,743	TWD	163,101,000	Morgan Stanley & Co. International PLC	08/03/22	50,798
USD	1,277,675	ZAR	20,998,000	Bank of America N.A.	08/03/22	14,416
USD	1,899	ZAR	31,000	UBS AG	08/03/22	34
ZAR	20,167,000	USD	1,210,394	Citibank N.A.	08/03/22	2,872
AUD	70,000	USD	48,932	Morgan Stanley & Co. International PLC	09/06/22	4
BRL	48,000	USD	9,163	Morgan Stanley & Co. International PLC	09/06/22	18

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	99,000	USD	77,222	Barclays Bank PLC	09/06/22	$84
CHF	83,000	USD	87,343	Bank of America N.A.	09/06/22	76
CNH	215,000	USD	31,856	Bank of America N.A.	09/06/22	10
CNY	128,000	USD	18,968	State Street Bank and Trust Co.	09/06/22	7
EUR	114,000	USD	116,751	JPMorgan Chase Bank N.A.	09/06/22	45
GBP	175,000	USD	213,180	Bank of America N.A.	09/06/22	105
ILS	13,000	USD	3,828	State Street Bank and Trust Co.	09/06/22	4
INR	751,000	USD	9,427	Morgan Stanley & Co. International PLC	09/06/22	11
JPY	35,155,000	USD	264,302	Barclays Bank PLC	09/06/22	7
KRW	55,961,000	USD	42,851	Morgan Stanley & Co. International PLC	09/06/22	97
MYR	8,000	USD	1,794	Morgan Stanley & Co. International PLC	09/06/22	2
SGD	16,000	USD	11,580	Bank of America N.A.	09/06/22	4
TRY	52,000	USD	2,777	UBS AG	09/06/22	2
TWD	2,637,000	USD	87,805	Morgan Stanley & Co. International PLC	09/06/22	173
USD	7,852	MXN	161,000	BNP Paribas SA	09/06/22	4
USD	722,370	MXN	14,802,000	HSBC Bank PLC	09/06/22	883
USD	23,927	THB	869,000	Bank of America N.A.	09/06/22	261
USD	639,273	THB	23,218,000	Citibank N.A.	09/06/22	6,977

						1,038,469

CNH	234,000	USD	34,870	Morgan Stanley & Co. International PLC	08/03/22	(210)
CNH	88,000	USD	13,143	UBS AG	08/03/22	(108)
DKK	824,000	USD	115,409	Morgan Stanley & Co. International PLC	08/03/22	(2,271)
EUR	2,094,000	USD	2,186,231	Morgan Stanley & Co. International PLC	08/03/22	(45,913)
EUR	35,000	USD	36,732	UBS AG	08/03/22	(958)
HKD	89,685,000	USD	11,425,491	Bank of America N.A.	08/03/22	(106)
HKD	1,557,000	USD	198,583	Morgan Stanley & Co. International PLC	08/03/22	(229)
HKD	973,000	USD	124,108	State Street Bank and Trust Co.	08/03/22	(153)
INR	12,285,000	USD	155,045	Morgan Stanley & Co. International PLC	08/03/22	(75)
KRW	472,917,000	USD	365,371	Morgan Stanley & Co. International PLC	08/03/22	(1,511)
MXN	1,524,000	USD	75,140	Deutsche Bank Securities Inc.	08/03/22	(395)
MXN	14,802,000	USD	726,877	HSBC Bank PLC	08/03/22	(904)
MYR	2,361,000	USD	531,029	Morgan Stanley & Co. International PLC	08/03/22	(518)
THB	23,320,000	USD	641,287	Citibank N.A.	08/03/22	(7,714)
THB	402,000	USD	11,185	Morgan Stanley & Co. International PLC	08/03/22	(263)
TRY	1,637,000	USD	91,258	Citibank N.A.	08/03/22	(77)
TRY	57,000	USD	3,351	Deutsche Bank Securities Inc.	08/03/22	(177)
TRY	28,000	USD	1,612	Morgan Stanley & Co. International PLC	08/03/22	(52)
TWD	11,711,000	USD	394,343	Morgan Stanley & Co. International PLC	08/03/22	(3,312)
USD	6,095,142	AUD	8,862,000	Deutsche Bank Securities Inc.	08/03/22	(96,739)
USD	28,047	AUD	41,000	HSBC Bank PLC	08/03/22	(600)
USD	20,027	AUD	29,000	JPMorgan Chase Bank N.A.	08/03/22	(235)
USD	28,637	AUD	42,000	State Street Bank and Trust Co.	08/03/22	(708)
USD	14,393	AUD	21,000	UBS AG	08/03/22	(280)
USD	1,823,111	BRL	9,623,000	Morgan Stanley & Co. International PLC	08/03/22	(36,177)
USD	23,398	CAD	30,000	Bank of America N.A.	08/03/22	(29)
USD	46,237	CAD	60,000	Citibank N.A.	08/03/22	(618)
USD	10,149,416	CAD	13,093,000	HSBC Bank PLC	08/03/22	(75,069)
USD	22,527	CAD	29,000	Morgan Stanley & Co. International PLC	08/03/22	(120)
USD	46,233	CAD	60,000	State Street Bank and Trust Co.	08/03/22	(622)
USD	28,744	CAD	37,000	UBS AG	08/03/22	(150)
USD	18,349	CHF	18,000	Barclays Bank PLC	08/03/22	(561)
USD	138,651	CHF	133,000	Bank of America N.A.	08/03/22	(1,077)

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,004,721	CHF	7,650,000	HSBC Bank PLC	08/03/22	$(32,259)
USD	18,454	CHF	18,000	State Street Bank and Trust Co.	08/03/22	(457)
USD	18,590	CHF	18,000	UBS AG	08/03/22	(321)
USD	247,325	CLP	233,389,000	Morgan Stanley & Co. International PLC	08/03/22	(11,633)
USD	24,851	DKK	182,000	Bank of America N.A.	08/03/22	(138)
USD	54,301	EUR	54,000	BNP Paribas SA	08/03/22	(893)
USD	111,161	EUR	109,000	Bank of America N.A.	08/03/22	(250)
USD	107,878	EUR	106,000	JPMorgan Chase Bank N.A.	08/03/22	(467)
USD	56,529	GBP	47,000	Barclays Bank PLC	08/03/22	(709)
USD	28,879	GBP	24,000	Bank of America N.A.	08/03/22	(349)
USD	27,610	GBP	23,000	Citibank N.A.	08/03/22	(400)
USD	29,180	GBP	24,000	Societe Generale	08/03/22	(48)
USD	11,931,022	GBP	9,820,000	State Street Bank and Trust Co.	08/03/22	(28,065)
USD	4,014	ILS	14,000	Barclays Bank PLC	08/03/22	(105)
USD	362,521	ILS	1,268,000	Bank of America N.A.	08/03/22	(10,533)
USD	878	ILS	3,000	Citibank N.A.	08/03/22	(4)
USD	1,729	ILS	6,000	HSBC Bank PLC	08/03/22	(36)
USD	866	ILS	3,000	JPMorgan Chase Bank N.A.	08/03/22	(17)
USD	66,457	INR	5,293,000	Morgan Stanley & Co. International PLC	08/03/22	(311)
USD	39,627	JPY	5,438,000	Barclays Bank PLC	08/03/22	(1,156)
USD	67,054	JPY	9,187,000	Bank of America N.A.	08/03/22	(1,845)
USD	40,093	JPY	5,449,000	HSBC Bank PLC	08/03/22	(772)
USD	16,538,998	JPY	2,243,154,000	JPMorgan Chase Bank N.A.	08/03/22	(283,745)
USD	35,697	KRW	46,729,000	Morgan Stanley & Co. International PLC	08/03/22	(256)
USD	3,466	MXN	71,000	Deutsche Bank Securities Inc.	08/03/22	(17)
USD	5,325	MXN	110,000	JPMorgan Chase Bank N.A.	08/03/22	(70)
USD	1,753	MXN	36,000	State Street Bank and Trust Co.	08/03/22	(12)
USD	2,466	MYR	11,000	Morgan Stanley & Co. International PLC	08/03/22	(6)
USD	9,323	NOK	93,000	Barclays Bank PLC	08/03/22	(300)
USD	1,487	NOK	15,000	Citibank N.A.	08/03/22	(65)
USD	577,523	NOK	5,703,000	HSBC Bank PLC	08/03/22	(12,556)
USD	36,984	NOK	365,000	Morgan Stanley & Co. International PLC	08/03/22	(782)
USD	1,864	NZD	3,000	Bank of America N.A.	08/03/22	(23)
USD	140,486	NZD	226,000	JPMorgan Chase Bank N.A.	08/03/22	(1,646)
USD	611	NZD	1,000	Morgan Stanley & Co. International PLC	08/03/22	(18)
USD	618	NZD	1,000	UBS AG	08/03/22	(11)
USD	36,983	SEK	386,000	Citibank N.A.	08/03/22	(1,003)
USD	2,631,834	SEK	26,944,000	HSBC Bank PLC	08/03/22	(19,692)
USD	2,155	SGD	3,000	BNP Paribas SA	08/03/22	(17)
USD	4,280	SGD	6,000	HSBC Bank PLC	08/03/22	(64)
USD	926,192	SGD	1,289,000	JPMorgan Chase Bank N.A.	08/03/22	(6,920)
USD	8,646	SGD	12,000	Morgan Stanley & Co. International PLC	08/03/22	(41)
USD	221	TRY	4,000	JPMorgan Chase Bank N.A.	08/03/22	(2)
USD	12,287	TWD	368,000	Morgan Stanley & Co. International PLC	08/03/22	—
USD	8,942	ZAR	151,000	Deutsche Bank Securities Inc.	08/03/22	(142)
USD	2,922	ZAR	50,000	Morgan Stanley & Co. International PLC	08/03/22	(86)
USD	2,989	ZAR	50,000	State Street Bank and Trust Co.	08/03/22	(19)
USD	3,015	ZAR	51,000	UBS AG	08/03/22	(53)
ZAR	807,000	USD	49,104	Bank of America N.A.	08/03/22	(554)
ZAR	357,000	USD	21,525	Morgan Stanley & Co. International PLC	08/03/22	(47)
CLP	3,330,000	USD	3,678	Morgan Stanley & Co. International PLC	09/06/22	(6)
HKD	4,029,000	USD	513,892	BNP Paribas SA	09/06/22	(33)
HKD	1,478,000	USD	188,505	Bank of America N.A.	09/06/22	—

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MXN	25,000	USD	1,220	HSBC Bank PLC	09/06/22	$(1)
NOK	84,000	USD	8,698	Citibank N.A.	09/06/22	—
NZD	1,000	USD	629	Bank of America N.A.	09/06/22	—
THB	646,000	USD	17,840	HSBC Bank PLC	09/06/22	(247)
USD	6,052,470	AUD	8,669,000	Bank of America N.A.	09/06/22	(7,969)
USD	1,779,207	BRL	9,327,000	Morgan Stanley & Co. International PLC	09/06/22	(4,843)
USD	9,467,607	CAD	12,132,000	BNP Paribas SA	09/06/22	(5,824)
USD	336,338	CAD	431,000	Morgan Stanley & Co. International PLC	09/06/22	(214)
USD	7,996,824	CHF	7,597,000	Bank of America N.A.	09/06/22	(4,642)
USD	253,825	CLP	230,897,000	Morgan Stanley & Co. International PLC	09/06/22	(769)
USD	1,936,906	CNH	13,072,000	Citibank N.A.	09/06/22	(524)
USD	1,940,887	DKK	14,137,000	Bank of America N.A.	09/06/22	(4,901)
USD	184,105	DKK	1,341,000	Morgan Stanley & Co. International PLC	09/06/22	(468)
USD	23,421,857	EUR	22,915,000	BNP Paribas SA	09/06/22	(55,134)
USD	378,750	GBP	311,000	BNP Paribas SA	09/06/22	(286)
USD	11,653,636	GBP	9,569,000	Bank of America N.A.	09/06/22	(8,745)
USD	11,438,169	HKD	89,685,000	Bank of America N.A.	09/06/22	(264)
USD	389,930	ILS	1,327,000	Bank of America N.A.	09/06/22	(1,230)
USD	4,727,948	INR	376,457,000	Morgan Stanley & Co. International PLC	09/06/22	(3,358)
USD	936,531	JPY	124,854,000	Citibank N.A.	09/06/22	(2,170)
USD	16,406,877	JPY	2,187,414,000	State Street Bank and Trust Co.	09/06/22	(38,953)
USD	5,031,346	KRW	6,570,247,000	Morgan Stanley & Co. International PLC	09/06/22	(11,150)
USD	518,460	MYR	2,309,000	Morgan Stanley & Co. International PLC	09/06/22	(68)
USD	628,265	NOK	6,069,000	Bank of America N.A.	09/06/22	(197)
USD	9,006	NOK	87,000	Morgan Stanley & Co. International PLC	09/06/22	(3)
USD	137,931	NZD	220,000	Bank of America N.A.	09/06/22	(414)
USD	2,471,562	SEK	25,158,000	Bank of America N.A.	09/06/22	(8,038)
USD	185,198	SEK	1,885,000	Citibank N.A.	09/06/22	(590)
USD	917,685	SGD	1,269,000	Bank of America N.A.	09/06/22	(1,011)
USD	53,510	SGD	74,000	Morgan Stanley & Co. International PLC	09/06/22	(62)
USD	9,447	TRY	177,000	Bank of America N.A.	09/06/22	(14)
USD	87,280	TRY	1,637,000	Citibank N.A.	09/06/22	(222)
USD	5,129,479	TWD	154,118,000	Morgan Stanley & Co. International PLC	09/06/22	(12,380)
USD	42,684	ZAR	714,000	Bank of America N.A.	09/06/22	(104)
USD	1,205,669	ZAR	20,167,000	Citibank N.A.	09/06/22	(2,885)
ZAR	325,000	USD	19,484	Deutsche Bank Securities Inc.	09/06/22	(8)

						(874,573)

						$163,896

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,038,469	$—	$—	$1,038,469

Liabilities — Derivative Financial Instruments

Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$874,573	$—	$—	$874,573

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$13,067,092	$—	$—	$13,067,092

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$124,302	$—	$—	$124,302

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$124,655,878
Average amounts sold — in USD	$244,278,352

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,038,469	$874,573

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,038,469	874,573
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	1,038,469	874,573

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$60,316	$(52,433)	$—	$—	$7,883
Barclays Bank PLC	98	(98)	—	—	—
BNP Paribas SA	57,743	(57,743)	—	—	—
Citibank N.A.	15,243	(15,243)	—	—	—
Deutsche Bank Securities Inc.	16,157	(16,157)	—	—	—
HSBC Bank PLC	52,734	(52,734)	—	—	—
JPMorgan Chase Bank N.A.	50,788	(50,788)	—	—	—
Morgan Stanley & Co. International PLC	151,375	(137,152)	—	(14,223)	—
State Street Bank and Trust Co.	633,923	(68,989)	—	—	564,934
UBS AG	92	(92)	—	—	—

	$1,038,469	$(451,429)	$—	$(14,223)	$572,817

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Bank of America N.A.	$52,433	$(52,433)	$—	$—	$—
Barclays Bank PLC	2,831	(98)	—	—	2,733
BNP Paribas SA	62,187	(57,743)	—	—	4,444
Citibank N.A.	16,272	(15,243)	—	—	1,029
Deutsche Bank Securities Inc.	97,478	(16,157)	—	—	81,321
HSBC Bank PLC	142,200	(52,734)	—	—	89,466
JPMorgan Chase Bank N.A.	293,102	(50,788)	—	—	242,314
Morgan Stanley & Co. International PLC	137,152	(137,152)	—	—	—
Societe Generale	48	—	—	—	48
State Street Bank and Trust Co.	68,989	(68,989)	—	—	—
UBS AG	1,881	(92)	—	—	1,789

	$874,573	$(451,429)	$—	$—	$423,144

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$120,412,275	$—	$—	$120,412,275
Money Market Funds	210,000	—	—	210,000

	$120,622,275	$—	$—	$120,622,275

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,038,469	$—	$1,038,469
Liabilities
Forward Foreign Currency Exchange Contracts	—	(874,573)	—	(874,573)

	$—	$163,896	$—	$163,896

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI EAFE ETF(a)	55,834,659	$3,669,453,789

Total Investment Companies (Cost: $3,864,139,459)		3,669,453,789

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	2,640,000	2,640,000

Total Short-Term Securities — 0.1% (Cost: $2,640,000)		2,640,000

Total Investments in Securities — 100.2% (Cost: $3,866,779,459)		3,672,093,789

Liabilities in Excess of Other Assets — (0.2)%		(8,454,435)

Net Assets — 100.0%		$3,663,639,354

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$2,640,000	(a)	$—	$—	$—	$2,640,000	2,640,000	$28,659	$—
iShares MSCI EAFE ETF	2,837,556,835	2,226,928,817		(774,600,727)	4,268,415	(624,699,551)	3,669,453,789	55,834,659	142,857,369	—

					$4,268,415	$(624,699,551)	$3,672,093,789		$142,886,028	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	399,916,000	USD	279,073,782	BNP Paribas SA	08/04/22	$352,009
AUD	26,100,000	USD	17,952,854	Bank of America N.A.	08/04/22	283,509
AUD	1,086,000	USD	740,606	HSBC Bank PLC	08/04/22	18,194
AUD	9,892,000	USD	6,724,443	Morgan Stanley & Co. International PLC	08/04/22	187,208
AUD	544,000	USD	374,641	State Street Bank and Trust Co.	08/04/22	5,458
AUD	362,000	USD	243,911	Toronto Dominion Bank	08/04/22	9,023
AUD	921,000	USD	637,471	UBS AG	08/04/22	6,042
CHF	381,884,000	USD	400,718,942	Morgan Stanley & Co. International PLC	08/04/22	512,736
DKK	637,000	USD	86,105	Bank of America N.A.	08/04/22	1,364
DKK	2,643,000	USD	362,315	HSBC Bank PLC	08/04/22	605
DKK	678,573,000	USD	92,945,707	State Street Bank and Trust Co.	08/04/22	231,625

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	940,000	USD	945,302	Imperial Bank of Canada	08/04/22	$15,556
EUR	1,026,233,000	USD	1,046,398,478	State Street Bank and Trust Co.	08/04/22	2,605,397
EUR	3,845,000	USD	3,923,510	UBS AG	08/04/22	6,806
GBP	413,000	USD	491,347	HSBC Bank PLC	08/04/22	11,629
GBP	13,716,000	USD	16,430,144	Morgan Stanley & Co. International PLC	08/04/22	274,017
GBP	473,066,000	USD	575,650,652	State Street Bank and Trust Co.	08/04/22	477,297
GBP	630,000	USD	754,742	UBS AG	08/04/22	12,509
HKD	863,605,000	USD	110,014,777	Citibank N.A.	08/04/22	7,689
ILS	203,000	USD	58,833	Bank of America N.A.	08/04/22	894
ILS	252,000	USD	72,224	HSBC Bank PLC	08/04/22	1,919
ILS	1,507,000	USD	429,826	Morgan Stanley & Co. International PLC	08/04/22	13,565
ILS	61,210,000	USD	17,953,990	State Street Bank and Trust Co.	08/04/22	55,266
JPY	95,848,000	USD	698,490	BNP Paribas SA	08/04/22	20,382
JPY	145,625,000	USD	1,054,028	Bank of New York	08/04/22	38,178
JPY	248,479,000	USD	1,828,068	Banco Santander Central Hispano	08/04/22	35,556
JPY	1,604,105,000	USD	11,828,528	Citibank N.A.	08/04/22	202,459
JPY	2,566,453,000	USD	18,929,784	Morgan Stanley & Co. International PLC	08/04/22	318,932
JPY	287,965,000	USD	2,131,819	Royal Bank of Scotland PLC	08/04/22	27,955
JPY	105,198,023,000	USD	787,115,772	State Street Bank and Trust Co.	08/04/22	1,882,447
NOK	291,822,000	USD	30,185,880	BNP Paribas SA	08/04/22	9,371
NOK	637,000	USD	64,159	Citibank N.A.	08/04/22	1,752
NOK	789,000	USD	79,515	HSBC Bank PLC	08/04/22	2,124
NOK	7,977,000	USD	793,093	Morgan Stanley & Co. International PLC	08/04/22	32,299
NZD	33,000	USD	20,490	Bank of America N.A.	08/04/22	264
NZD	814,000	USD	506,008	Citibank N.A.	08/04/22	5,923
NZD	264,000	USD	162,950	Morgan Stanley & Co. International PLC	08/04/22	3,081
NZD	28,000	USD	17,378	State Street Bank and Trust Co.	08/04/22	231
NZD	9,997,000	USD	6,268,779	UBS AG	08/04/22	18,403
SEK	1,145,000	USD	107,751	Citibank N.A.	08/04/22	4,932
SEK	114,379,000	USD	11,100,588	Morgan Stanley & Co. International PLC	08/04/22	155,866
SEK	4,630,000	USD	452,564	Royal Bank of Scotland PLC	08/04/22	3,091
SEK	1,209,693,000	USD	118,653,772	State Street Bank and Trust Co.	08/04/22	396,523
SGD	824,000	USD	592,117	Citibank N.A.	08/04/22	4,381
SGD	141,000	USD	101,592	HSBC Bank PLC	08/04/22	479
SGD	56,000	USD	39,827	Imperial Bank of Canada	08/04/22	712
SGD	1,597,000	USD	1,136,877	Morgan Stanley & Co. International PLC	08/04/22	19,200
SGD	61,256,000	USD	44,294,619	State Street Bank and Trust Co.	08/04/22	48,937
USD	180,517	DKK	1,313,000	Bank of America N.A.	08/04/22	225
USD	99,358,383	DKK	705,370,000	Morgan Stanley & Co. International PLC	08/04/22	2,501,457
USD	1,164,046	DKK	8,243,000	Royal Bank of Scotland PLC	08/04/22	32,170
USD	1,913,775	EUR	1,870,000	Morgan Stanley & Co. International PLC	08/04/22	2,282
USD	1,175,708,464	EUR	1,122,384,000	State Street Bank and Trust Co.	08/04/22	28,420,114
USD	4,824,579	GBP	3,960,000	UBS AG	08/04/22	1,855

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	195,514	HKD	1,534,000	Bank of America N.A.	08/04/22	$84
USD	99,971	HKD	784,000	HSBC Bank PLC	08/04/22	90
USD	107,449,054	HKD	842,320,000	JPMorgan Chase Bank N.A.	08/04/22	138,278
USD	415,208	HKD	3,257,000	Morgan Stanley & Co. International PLC	08/04/22	269
USD	3,847,351	HKD	30,161,000	Royal Bank of Scotland PLC	08/04/22	4,868
USD	1,344,118	HKD	10,539,000	State Street Bank and Trust Co.	08/04/22	1,459
USD	316,858	HKD	2,484,000	UBS AG	08/04/22	399
AUD	5,375,000	USD	3,757,173	Royal Bank of Scotland PLC	09/02/22	201
CHF	5,736,000	USD	6,034,712	Royal Bank of Scotland PLC	09/02/22	4,879
DKK	2,446,000	USD	336,421	Imperial Bank of Canada	09/02/22	145
EUR	10,922,000	USD	11,183,299	JPMorgan Chase Bank N.A.	09/02/22	3,371
GBP	10,708,000	USD	13,043,601	JPMorgan Chase Bank N.A.	09/02/22	5,744
HKD	17,472,000	USD	2,228,201	State Street Bank and Trust Co.	09/02/22	3
ILS	932,000	USD	274,286	State Street Bank and Trust Co.	09/02/22	364
SGD	1,101,000	USD	796,828	Morgan Stanley & Co. International PLC	09/02/22	242
USD	389,564	AUD	557,000	UBS AG	09/02/22	195
USD	512,874	CHF	487,000	State Street Bank and Trust Co.	09/02/22	99
USD	765,431	GBP	628,000	State Street Bank and Trust Co.	09/02/22	117
USD	25,050	ILS	85,000	State Street Bank and Trust Co.	09/02/22	2
USD	1,109,060	JPY	147,476,000	State Street Bank and Trust Co.	09/02/22	649
USD	8,808	NZD	14,000	State Street Bank and Trust Co.	09/02/22	4
USD	172,623	SEK	1,751,000	Citibank N.A.	09/02/22	71
USD	62,266	SGD	86,000	HSBC Bank PLC	09/02/22	6

						39,443,437

DKK	43,730,000	USD	6,115,138	Morgan Stanley & Co. International PLC	08/04/22	(110,412)
DKK	1,867,000	USD	262,242	Royal Bank of Scotland PLC	08/04/22	(5,878)
EUR	27,256,000	USD	28,078,889	Morgan Stanley & Co. International PLC	08/04/22	(218,112)
EUR	81,351,000	USD	85,216,922	Toronto Dominion Bank	08/04/22	(2,060,841)
EUR	2,798,000	USD	2,923,387	UBS AG	08/04/22	(63,303)
HKD	1,149,000	USD	146,438	HSBC Bank PLC	08/04/22	(56)
HKD	23,657,000	USD	3,017,434	Morgan Stanley & Co. International PLC	08/04/22	(3,554)
HKD	785,000	USD	100,080	State Street Bank and Trust Co.	08/04/22	(72)
HKD	1,883,000	USD	239,987	The Northern Trust Co.	08/04/22	(94)
USD	245,718	AUD	362,000	BNP Paribas SA	08/04/22	(7,216)
USD	414,418	AUD	612,000	Citibank N.A.	08/04/22	(13,193)
USD	3,076,102	AUD	4,497,000	HSBC Bank PLC	08/04/22	(66,002)
USD	911,215	AUD	1,318,000	Morgan Stanley & Co. International PLC	08/04/22	(9,687)
USD	296,402,638	AUD	430,944,000	State Street Bank and Trust Co.	08/04/22	(4,702,764)
USD	738,127	AUD	1,088,000	UBS AG	08/04/22	(22,070)
USD	399,489,693	CHF	381,884,000	Morgan Stanley & Co. International PLC	08/04/22	(1,741,985)
USD	130,589	DKK	967,000	BNP Paribas SA	08/04/22	(2,193)
USD	85,702	DKK	625,000	Bank of America N.A.	08/04/22	(119)
USD	1,300,994	DKK	9,520,000	HSBC Bank PLC	08/04/22	(6,232)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	173,538	DKK	1,288,000	Morgan Stanley & Co. International PLC	08/04/22	$(3,322)
USD	16,989	DKK	124,000	Royal Bank of Scotland PLC	08/04/22	(38)
USD	2,333,025	EUR	2,308,000	JPMorgan Chase Bank N.A.	08/04/22	(26,187)
USD	472,284	EUR	469,000	Royal Bank of Scotland PLC	08/04/22	(7,122)
USD	12,635,665	EUR	12,417,000	State Street Bank and Trust Co.	08/04/22	(56,854)
USD	2,992,367	EUR	2,975,000	UBS AG	08/04/22	(48,645)
USD	484,228	GBP	406,000	Bank of America N.A.	08/04/22	(10,223)
USD	742,054	GBP	624,000	Banco Santander Central Hispano	08/04/22	(17,890)
USD	6,670,580	GBP	5,546,000	HSBC Bank PLC	08/04/22	(83,669)
USD	1,227,205	GBP	1,036,000	Morgan Stanley & Co. International PLC	08/04/22	(34,498)
USD	578,568,181	GBP	476,172,000	State Street Bank and Trust Co.	08/04/22	(1,342,439)
USD	97,500	GBP	81,000	UBS AG	08/04/22	(1,146)
USD	17,605,548	ILS	61,576,000	Bank of America N.A.	08/04/22	(511,393)
USD	32,404	ILS	113,000	Citibank N.A.	08/04/22	(843)
USD	369,737	ILS	1,285,000	HSBC Bank PLC	08/04/22	(8,336)
USD	16,157	ILS	56,000	JPMorgan Chase Bank N.A.	08/04/22	(320)
USD	16,451	ILS	57,000	State Street Bank and Trust Co.	08/04/22	(320)
USD	24,397	ILS	85,000	UBS AG	08/04/22	(611)
USD	1,738,597	JPY	239,798,000	BNP Paribas SA	08/04/22	(59,918)
USD	137,743	JPY	18,724,000	Citibank N.A.	08/04/22	(2,689)
USD	2,804,599	JPY	385,004,000	HSBC Bank PLC	08/04/22	(82,979)
USD	797,513,798	JPY	108,157,093,000	JPMorgan Chase Bank N.A.	08/04/22	(13,677,813)
USD	8,707,647	JPY	1,182,570,000	Toronto Dominion Bank	08/04/22	(161,775)
USD	1,205,877	JPY	163,309,000	UBS AG	08/04/22	(18,961)
USD	52,370	NOK	519,000	Bank of New York	08/04/22	(1,332)
USD	172,098	NOK	1,753,000	Citibank N.A.	08/04/22	(9,288)
USD	317,567	NOK	3,202,000	HSBC Bank PLC	08/04/22	(13,749)
USD	1,787,305	NOK	17,649,000	Morgan Stanley & Co. International PLC	08/04/22	(38,863)
USD	237,780	NOK	2,338,000	Royal Bank of Scotland PLC	08/04/22	(4,137)
USD	27,926,603	NOK	275,764,000	State Street Bank and Trust Co.	08/04/22	(607,103)
USD	11,825	NZD	19,000	Bank of America N.A.	08/04/22	(125)
USD	1,240	NZD	2,000	Citibank N.A.	08/04/22	(18)
USD	8,576	NZD	14,000	HSBC Bank PLC	08/04/22	(229)
USD	6,754,884	NZD	10,867,000	JPMorgan Chase Bank N.A.	08/04/22	(79,447)
USD	3,065	NZD	5,000	Morgan Stanley & Co. International PLC	08/04/22	(80)
USD	112,783	NZD	182,000	Royal Bank of Scotland PLC	08/04/22	(1,678)
USD	11,631	NZD	19,000	State Street Bank & Trust Company	08/04/22	(318)
USD	6,155	NZD	10,000	Toronto Dominion Bank	08/04/22	(134)
USD	11,100	NZD	18,000	UBS AG	08/04/22	(221)
USD	913,484	SEK	9,560,000	Citibank N.A.	08/04/22	(27,351)
USD	546,570	SEK	5,584,000	HSBC Bank PLC	08/04/22	(2,971)
USD	1,326,419	SEK	13,965,000	Morgan Stanley & Co. International PLC	08/04/22	(47,927)
USD	127,008,361	SEK	1,300,163,000	State Street Bank and Trust Co.	08/04/22	(945,416)
USD	54,540	SEK	575,000	UBS AG	08/04/22	(2,048)
USD	139,390	SGD	195,000	Bank of America N.A.	08/04/22	(1,772)
USD	19,921	SGD	28,000	Citibank N.A.	08/04/22	(348)
USD	47,931	SGD	67,000	HSBC Bank PLC	08/04/22	(571)

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	44,739,922	SGD	62,264,000	JPMorgan Chase Bank N.A.	08/04/22	$(333,331)
USD	825,040	SGD	1,152,000	Morgan Stanley & Co. International PLC	08/04/22	(8,899)
USD	119,829	SGD	168,000	State Street Bank and Trust Co.	08/04/22	(1,787)
JPY	2,225,847,000	USD	16,730,558	State Street Bank and Trust Co.	09/02/22	(1,369)
NOK	5,457,000	USD	565,057	State Street Bank and Trust Co.	09/02/22	(6)
NZD	74,000	USD	46,565	Bank of America N.A.	09/02/22	(29)
SEK	3,054,000	USD	300,956	State Street Bank and Trust Co.	09/02/22	(1)
USD	279,208,554	AUD	399,916,000	BNP Paribas SA	09/02/22	(351,276)
USD	13,468,363	AUD	19,292,000	State Street Bank and Trust Co.	09/02/22	(17,640)
USD	22,206,728	CHF	21,103,000	Bank of America N.A.	09/02/22	(13,200)
USD	364,460,462	CHF	346,365,000	Morgan Stanley & Co. International PLC	09/02/22	(236,746)
USD	9,606,258	DKK	69,991,000	BNP Paribas SA	09/02/22	(24,421)
USD	93,131,326	DKK	678,573,000	State Street Bank and Trust Co.	09/02/22	(239,521)
USD	66,055,834	EUR	64,641,000	BNP Paribas SA	09/02/22	(151,592)
USD	1,048,486,863	EUR	1,026,233,000	State Street Bank and Trust Co.	09/02/22	(2,614,534)
USD	21,477,245	GBP	17,637,000	BNP Paribas SA	09/02/22	(16,153)
USD	560,326,114	GBP	460,158,000	State Street Bank and Trust Co.	09/02/22	(447,204)
USD	335,392	HKD	2,630,000	BNP Paribas SA	09/02/22	(12)
USD	110,124,904	HKD	863,605,000	Citibank N.A.	09/02/22	(10,674)
USD	145,639	HKD	1,142,000	State Street Bank and Trust Co.	09/02/22	—
USD	870,416	ILS	2,963,000	Bank of America N.A.	09/02/22	(2,747)
USD	17,983,265	ILS	61,210,000	State Street Bank and Trust Co.	09/02/22	(54,643)
USD	49,873,648	JPY	6,650,858,000	Citibank N.A.	09/02/22	(113,372)
USD	788,768,853	JPY	105,198,023,000	State Street Bank and Trust Co.	09/02/22	(1,886,381)
USD	30,207,284	NOK	291,822,000	BNP Paribas SA	09/02/22	(9,756)
USD	40,681	NOK	393,000	Citibank N.A.	09/02/22	(12)
USD	608,569	NOK	5,879,000	Morgan Stanley & Co. International PLC	09/02/22	(179)
USD	399,386	NZD	637,000	State Street Bank and Trust Co.	09/02/22	(1,198)
USD	6,268,379	NZD	9,997,000	UBS AG	09/02/22	(18,334)
USD	9,332,619	SEK	95,013,000	BNP Paribas SA	09/02/22	(30,407)
USD	118,810,746	SEK	1,209,693,000	State Street Bank and Trust Co.	09/02/22	(398,078)
USD	2,797,703	SGD	3,869,000	Morgan Stanley & Co. International PLC	09/02/22	(3,261)
USD	44,176,233	SGD	61,088,000	State Street Bank and Trust Co.	09/02/22	(48,452)

						(34,012,115)

						$5,431,322

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$39,443,437	$—	$—	$39,443,437

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$34,012,115	$—	$—	$34,012,115

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$450,660,942	$—	$—	$450,660,942

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$14,492,019	$—	$—	$14,492,019

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$3,359,007,327
Average amounts sold — in USD	$6,659,199,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$39,443,437	$34,012,115

Total derivative assets and liabilities in the Statement of Assets and Liabilities	39,443,437	34,012,115
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	39,443,437	34,012,115

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Banco Santander Central Hispano	$35,556	$(17,890)	$—	$—	$17,666
Bank of America N.A.	286,340	(286,340)	—	—	—
Bank of New York	38,178	(1,332)	—	—	36,846
BNP Paribas SA	381,762	(381,762)	—	—	—
Citibank N.A.	227,207	(177,788)	—	—	49,419
HSBC Bank PLC	35,046	(35,046)	—	—	—
Imperial Bank of Canada	16,413	—	—	—	16,413
JPMorgan Chase Bank N.A.	147,393	(147,393)	—	—	—
Morgan Stanley & Co. International PLC	4,021,154	(2,457,525)	—	(620,000)	943,629
Royal Bank of Scotland PLC	73,164	(18,853)	—	—	54,311
State Street Bank and Trust Co.	34,125,992	(13,365,782)	—	—	20,760,210
Toronto Dominion Bank	9,023	(9,023)	—	—	—
UBS AG	46,209	(46,209)	—	—	—

	$39,443,437	$(16,944,943)	$—	$(620,000)	$21,878,494

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Banco Santander Central Hispano	$17,890	$(17,890)	$—	$—	$—
Bank of America N.A.	539,608	(286,340)	—	—	253,268
Bank of New York	1,332	(1,332)	—	—	—
BNP Paribas SA	652,944	(381,762)	—	—	271,182
Citibank N.A.	177,788	(177,788)	—	—	—
HSBC Bank PLC	264,794	(35,046)	—	—	229,748
JPMorgan Chase Bank N.A.	14,117,098	(147,393)	—	—	13,969,705
Morgan Stanley & Co. International PLC	2,457,525	(2,457,525)	—	—	—
Royal Bank of Scotland PLC	18,853	(18,853)	—	—	—
State Street Bank & Trust Company	318	—	—	—	318
State Street Bank and Trust Co.	13,365,782	(13,365,782)	—	—	—
The Northern Trust Co.	94	—	—	—	94
Toronto Dominion Bank	2,222,750	(9,023)	—	—	2,213,727
UBS AG	175,339	(46,209)	—	—	129,130

	$34,012,115	$(16,944,943)	$—	$—	$17,067,172

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$3,669,453,789	$—	$—	$3,669,453,789
Money Market Funds	2,640,000	—	—	2,640,000

	$3,672,093,789	$—	$—	$3,672,093,789

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$39,443,437	$—	$39,443,437
Liabilities
Forward Foreign Currency Exchange Contracts	—	(34,012,115)	—	(34,012,115)

	$—	$5,431,322	$—	$5,431,322

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI EAFE Small-Cap ETF(a)	1,853,855	$107,912,900

Total Investment Companies (Cost: $120,038,457)		107,912,900

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	70,000	70,000

Total Short-Term Securities — 0.1% (Cost: $70,000)		70,000

Total Investments in Securities — 100.2% (Cost: $120,108,457)		107,982,900

Liabilities in Excess of Other Assets — (0.2)%		(215,352)

Net Assets — 100.0%		$107,767,548

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$60,000	$10,000	(a)	$—	$—	$—	$70,000	70,000	$989	$—
iShares MSCI EAFE Small-Cap ETF	98,122,469	49,516,169		(11,865,199)	(444,703)	(27,415,836)	107,912,900	1,853,855	4,257,158	—

					$(444,703)	$(27,415,836)	$107,982,900		$4,258,147	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	16,160,000	USD	11,261,774	Morgan Stanley & Co. International PLC	08/04/22	$29,399
CHF	4,569,000	USD	4,797,737	Bank of America N.A.	08/04/22	2,746
CHF	469,000	USD	490,803	Citibank N.A.	08/04/22	1,958
CHF	87,000	USD	89,995	Morgan Stanley & Co. International PLC	08/04/22	1,413
DKK	13,428,000	USD	1,839,269	Bank of America N.A.	08/04/22	4,578
EUR	19,632,000	USD	20,020,773	BNP Paribas SA	08/04/22	46,838
GBP	14,052,000	USD	17,101,115	Bank of America N.A.	08/04/22	12,247
GBP	620,000	USD	753,361	Deutsche Bank Securities Inc.	08/04/22	1,712
GBP	266,000	USD	318,227	Morgan Stanley & Co. International PLC	08/04/22	5,723
ILS	10,396,000	USD	3,044,383	Bank of America N.A.	08/04/22	14,337
ILS	187,000	USD	53,336	Morgan Stanley & Co. International PLC	08/04/22	1,683
JPY	79,160,000	USD	583,873	Morgan Stanley & Co. International PLC	08/04/22	9,837
JPY	4,167,630,000	USD	31,183,165	State Street Bank and Trust Co.	08/04/22	74,577

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

NOK	190,000	USD	19,324	Barclays Bank PLC	08/04/22	$335
NOK	22,800,000	USD	2,358,602	Bank of America N.A.	08/04/22	548
NOK	4,082,000	USD	412,568	Morgan Stanley & Co. International PLC	08/04/22	9,802
NZD	1,788,000	USD	1,121,196	Bank of America N.A.	08/04/22	3,290
NZD	34,000	USD	20,975	Morgan Stanley & Co. International PLC	08/04/22	407
SEK	58,054,000	USD	5,694,901	Bank of America N.A.	08/04/22	18,404
SEK	11,805,000	USD	1,150,596	Morgan Stanley & Co. International PLC	08/04/22	11,177
SEK	19,000	USD	1,862	State Street Bank and Trust Co.	08/04/22	8
SGD	2,981,000	USD	2,155,627	Bank of America N.A.	08/04/22	2,335
SGD	87,000	USD	62,517	Citibank N.A.	08/04/22	463
SGD	57,000	USD	40,558	Morgan Stanley & Co. International PLC	08/04/22	704
USD	7,484	DKK	53,000	Barclays Bank PLC	08/04/22	206
USD	5,775	DKK	42,000	Bank of America N.A.	08/04/22	7
USD	1,956,967	DKK	13,893,000	Morgan Stanley & Co. International PLC	08/04/22	49,269
USD	64,060	EUR	61,000	Bank of America N.A.	08/04/22	1,706
USD	61,405	EUR	60,000	Morgan Stanley & Co. International PLC	08/04/22	73
USD	23,350,981	EUR	22,292,000	UBS AG	08/04/22	564,349
USD	6,498	HKD	51,000	BNP Paribas SA	08/04/22	1
USD	19,764	HKD	155,000	Bank of America N.A.	08/04/22	18
USD	2,192,174	HKD	17,185,000	JPMorgan Chase Bank N.A.	08/04/22	2,821
USD	6,757	HKD	53,000	Morgan Stanley & Co. International PLC	08/04/22	5
USD	13,267	HKD	104,000	UBS AG	08/04/22	17
CHF	71,000	USD	74,715	Bank of America N.A.	09/06/22	65
DKK	184,000	USD	25,314	JPMorgan Chase Bank N.A.	09/06/22	11
EUR	314,000	USD	321,577	JPMorgan Chase Bank N.A.	09/06/22	124
GBP	150,000	USD	182,725	Bank of America N.A.	09/06/22	90
ILS	205,000	USD	60,363	State Street Bank and Trust Co.	09/06/22	65
JPY	93,458,000	USD	702,636	Barclays Bank PLC	09/06/22	18
SGD	44,000	USD	31,844	Bank of America N.A.	09/06/22	10

						873,376

DKK	772,000	USD	108,067	Morgan Stanley & Co. International PLC	08/04/22	(2,060)
EUR	164,000	USD	172,249	Bank of America N.A.	08/04/22	(4,610)
EUR	370,000	USD	380,563	Morgan Stanley & Co. International PLC	08/04/22	(2,353)
EUR	2,548,000	USD	2,669,132	UBS AG	08/04/22	(64,595)
GBP	76,000	USD	92,618	Bank of America N.A.	08/04/22	(60)
HKD	17,065,000	USD	2,174,099	Bank of America N.A.	08/04/22	(34)
HKD	323,000	USD	41,198	Morgan Stanley & Co. International PLC	08/04/22	(48)
HKD	160,000	USD	20,409	State Street Bank and Trust Co.	08/04/22	(25)
USD	11,113,142	AUD	16,160,000	Morgan Stanley & Co. International PLC	08/04/22	(178,031)
USD	5,271,671	CHF	5,038,000	BNP Paribas SA	08/04/22	(21,573)
USD	58,654	CHF	57,000	Bank of America N.A.	08/04/22	(1,234)
USD	1,020	CHF	1,000	Citibank N.A.	08/04/22	(31)
USD	14,690	CHF	14,000	Deutsche Bank Securities Inc.	08/04/22	(19)
USD	15,589	CHF	15,000	State Street Bank and Trust Co.	08/04/22	(171)
USD	271	DKK	2,000	Barclays Bank PLC	08/04/22	(4)
USD	28,579	DKK	210,000	Bank of America N.A.	08/04/22	(257)
USD	61,345	EUR	61,000	BNP Paribas SA	08/04/22	(1,009)
USD	240,403	EUR	237,000	JPMorgan Chase Bank N.A.	08/04/22	(1,856)
USD	3,023	EUR	3,000	State Street Bank and Trust Co.	08/04/22	(43)
USD	156,151	GBP	130,000	Bank of America N.A.	08/04/22	(2,171)
USD	51,135	GBP	43,000	Banco Santander Central Hispano	08/04/22	(1,233)
USD	51,160	GBP	43,000	Citibank N.A.	08/04/22	(1,208)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	54,128	GBP	45,000	Morgan Stanley & Co. International PLC	08/04/22	$(676)
USD	17,925,594	GBP	14,753,000	State Street Bank and Trust Co.	08/04/22	(41,488)
USD	72,296	ILS	252,000	Barclays Bank PLC	08/04/22	(1,847)
USD	2,944,990	ILS	10,300,000	Bank of America N.A.	08/04/22	(85,484)
USD	8,991	ILS	31,000	JPMorgan Chase Bank N.A.	08/04/22	(130)
USD	93,069	JPY	12,771,000	Barclays Bank PLC	08/04/22	(2,715)
USD	1,941,599	JPY	263,532,000	Bank of America N.A.	08/04/22	(34,924)
USD	29,271,930	JPY	3,969,852,000	JPMorgan Chase Bank N.A.	08/04/22	(502,453)
USD	4,651	JPY	635,000	State Street Bank and Trust Co.	08/04/22	(112)
USD	49,576	NOK	498,000	Barclays Bank PLC	08/04/22	(1,953)
USD	294	NOK	3,000	Citibank N.A.	08/04/22	(17)
USD	2,690,851	NOK	26,571,000	Morgan Stanley & Co. International PLC	08/04/22	(58,489)
USD	108,128	NZD	174,000	Bank of America N.A.	08/04/22	(1,302)
USD	1,006,364	NZD	1,619,000	JPMorgan Chase Bank N.A.	08/04/22	(11,836)
USD	3,666	NZD	6,000	Morgan Stanley & Co. International PLC	08/04/22	(107)
USD	14,260	NZD	23,000	State Street Bank and Trust Co.	08/04/22	(205)
USD	70,586	SEK	741,000	Barclays Bank PLC	08/04/22	(2,338)
USD	35,599	SEK	370,000	Citibank N.A.	08/04/22	(814)
USD	17,616	SEK	180,000	Morgan Stanley & Co. International PLC	08/04/22	(98)
USD	6,699,912	SEK	68,587,000	State Street Bank and Trust Co.	08/04/22	(49,984)
USD	6,475	SGD	9,000	Barclays Bank PLC	08/04/22	(40)
USD	12,857	SGD	18,000	Bank of America N.A.	08/04/22	(174)
USD	2,201,541	SGD	3,064,000	JPMorgan Chase Bank N.A.	08/04/22	(16,506)
USD	24,396	SGD	34,000	State Street Bank and Trust Co.	08/04/22	(217)
AUD	72,000	USD	50,345	Morgan Stanley & Co. International PLC	09/06/22	(10)
HKD	217,000	USD	27,678	BNP Paribas SA	09/06/22	(2)
HKD	381,000	USD	48,593	Bank of America N.A.	09/06/22	—
NOK	326,000	USD	33,758	Citibank N.A.	09/06/22	—
NZD	12,000	USD	7,551	Bank of America N.A.	09/06/22	(4)
USD	11,066,442	AUD	15,851,000	Morgan Stanley & Co. International PLC	09/06/22	(14,884)
USD	5,186,303	CHF	4,927,000	Bank of America N.A.	09/06/22	(3,011)
USD	1,843,541	DKK	13,428,000	Bank of America N.A.	09/06/22	(4,662)
USD	182,869	DKK	1,332,000	Morgan Stanley & Co. International PLC	09/06/22	(465)
USD	20,792,967	EUR	20,343,000	BNP Paribas SA	09/06/22	(48,946)
USD	975,495	GBP	801,000	BNP Paribas SA	09/06/22	(738)
USD	17,113,272	GBP	14,052,000	Bank of America N.A.	09/06/22	(12,841)
USD	2,176,421	HKD	17,065,000	Bank of America N.A.	09/06/22	(50)
USD	3,033,930	ILS	10,325,000	Bank of America N.A.	09/06/22	(9,573)
USD	1,800,106	JPY	239,982,000	Citibank N.A.	09/06/22	(4,172)
USD	31,257,538	JPY	4,167,630,000	State Street Bank and Trust Co.	09/06/22	(76,326)
USD	2,360,263	NOK	22,800,000	Bank of America N.A.	09/06/22	(740)
USD	217,705	NOK	2,103,000	Morgan Stanley & Co. International PLC	09/06/22	(66)
USD	1,163,005	NZD	1,855,000	Bank of America N.A.	09/06/22	(3,490)
USD	5,703,317	SEK	58,054,000	Bank of America N.A.	09/06/22	(18,549)
USD	552,224	SEK	5,621,000	Citibank N.A.	09/06/22	(1,788)
USD	2,155,729	SGD	2,981,000	Bank of America N.A.	09/06/22	(2,375)
USD	58,572	SGD	81,000	Morgan Stanley & Co. International PLC	09/06/22	(68)

						(1,299,294)

						$(425,918)

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$873,376	$—	$—	$873,376

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,299,294	$—	$—	$1,299,294

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$15,548,856	$—	$—	$15,548,856

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(225,345)	$—	$—	$(225,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$110,345,064
Average amounts sold — in USD	$217,243,261

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$873,376	$1,299,294

Total derivative assets and liabilities in the Statement of Assets and Liabilities	873,376	1,299,294
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	873,376	1,299,294

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$60,381	$(60,381)	$—	$—	$—
Barclays Bank PLC	559	(559)	—	—	—
BNP Paribas SA	46,839	(46,839)	—	—	—
Citibank N.A.	2,421	(2,421)	—	—	—
Deutsche Bank Securities Inc.	1,712	(19)	—	—	1,693
JPMorgan Chase Bank N.A.	2,956	(2,956)	—	—	—
Morgan Stanley & Co. International PLC	119,492	(119,492)	—	—	—
State Street Bank and Trust Co.	74,650	(74,650)	—	—	—
UBS AG	564,366	(64,595)	—	—	499,771

	$873,376	$(371,912)	$—	$—	$501,464

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Banco Santander Central Hispano	$1,233	$—	$—	$—	$1,233
Bank of America N.A.	185,545	(60,381)	—	—	125,164
Barclays Bank PLC	8,897	(559)	—	—	8,338
BNP Paribas SA	72,268	(46,839)	—	—	25,429
Citibank N.A.	8,030	(2,421)	—	—	5,609
Deutsche Bank Securities Inc.	19	(19)	—	—	—
JPMorgan Chase Bank N.A.	532,781	(2,956)	—	—	529,825
Morgan Stanley & Co. International PLC	257,355	(119,492)	—	—	137,863
State Street Bank and Trust Co.	168,571	(74,650)	—	—	93,921
UBS AG	64,595	(64,595)	—	—	—

	$1,299,294	$(371,912)	$—	$—	$927,382

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$107,912,900	$—	$—	$107,912,900
Money Market Funds	70,000	—	—	70,000

	$107,982,900	$—	$—	$107,982,900

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$873,376	$—	$873,376
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,299,294)	—	(1,299,294)

	$—	$(425,918)	$—	$(425,918)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.5%

Ampol Ltd.	49,126	$1,163,869
APA Group	219,899	1,803,029
Aristocrat Leisure Ltd.	110,246	2,750,423
ASX Ltd.	36,916	2,294,505
Aurizon Holdings Ltd.	316,453	895,655
Australia & New Zealand Banking Group Ltd.	503,326	8,134,383
Australia & New Zealand Banking Group Ltd., New	33,555	536,888
BHP Group Ltd.	917,716	25,113,625
BlueScope Steel Ltd.	93,239	1,095,221
Brambles Ltd.	255,805	2,058,898
Cochlear Ltd.	12,439	1,874,892
Coles Group Ltd.	242,218	3,190,093
Commonwealth Bank of Australia	309,771	21,999,131
Computershare Ltd.	100,182	1,769,914
CSL Ltd.	86,779	17,669,678
Dexus	197,495	1,327,167
Domino’s Pizza Enterprises Ltd.	11,526	589,323
Endeavour Group Ltd./Australia	237,101	1,320,993
Evolution Mining Ltd.	306,753	566,658
Fortescue Metals Group Ltd.	308,976	3,976,075
Glencore PLC	1,805,404	10,232,486
Goodman Group	308,488	4,514,741
GPT Group (The)	303,894	977,688
IDP Education Ltd.(a)	40,094	806,686
Insurance Australia Group Ltd.	451,576	1,420,913
Lendlease Corp. Ltd.	123,414	894,090
Lottery Corp. Ltd. (The)(b)	417,041	1,322,895
Macquarie Group Ltd.	63,380	8,111,586
Medibank Pvt Ltd.	542,801	1,305,182
Mineral Resources Ltd.	31,036	1,182,598
Mirvac Group	752,339	1,139,783
National Australia Bank Ltd.	588,985	12,720,019
Newcrest Mining Ltd.	151,493	2,041,559
Northern Star Resources Ltd.	200,772	1,103,368
Orica Ltd.	84,952	1,006,871
Origin Energy Ltd.	312,370	1,311,443
Qantas Airways Ltd.(b)	192,127	619,100
QBE Insurance Group Ltd.	276,898	2,238,921
Ramsay Health Care Ltd.	32,572	1,609,114
REA Group Ltd.	8,220	725,204
Reece Ltd.	52,505	567,071
Rio Tinto Ltd.	66,278	4,592,041
Rio Tinto PLC	203,542	12,287,724
Santos Ltd.	616,330	3,203,917
Scentre Group	965,982	1,979,531
SEEK Ltd.	61,921	1,002,943
Sonic Healthcare Ltd.	82,441	1,985,304
South32 Ltd.	873,525	2,380,892
Stockland	443,506	1,201,762
Suncorp Group Ltd.	227,102	1,793,490
Telstra Corp. Ltd.	730,995	1,997,816
Transurban Group	547,923	5,600,698
Treasury Wine Estates Ltd.	143,798	1,239,544
Vicinity Centres	620,333	907,668
Washington H Soul Pattinson & Co. Ltd.	40,504	733,311
Wesfarmers Ltd.	205,205	6,723,647
Westpac Banking Corp.	636,934	9,645,182
WiseTech Global Ltd.	28,494	1,009,104

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	342,985	$7,744,765
Woolworths Group Ltd.	218,469	5,747,719

		227,758,796

Austria — 0.1%
Erste Group Bank AG	58,555	1,484,526
OMV AG	26,889	1,145,200
Verbund AG	11,514	1,266,143
voestalpine AG	21,946	494,150

		4,390,019

Belgium — 0.5%
Ageas SA/NV	30,353	1,324,766
Anheuser-Busch InBev SA/NV	154,591	8,281,099
D’ieteren Group	4,446	729,705
Elia Group SA/NV	6,947	1,054,636
Groupe Bruxelles Lambert SA	19,427	1,719,582
KBC Group NV	45,228	2,368,905
Proximus SADP	23,952	331,903
Sofina SA	2,663	623,646
Solvay SA	13,715	1,204,628
UCB SA	22,352	1,746,557
Umicore SA	37,566	1,360,729
Warehouses De Pauw CVA	27,217	925,220

		21,671,376

Brazil — 1.1%
Ambev SA	832,251	2,401,482
Americanas SA	109,718	296,873
Atacadao SA	77,155	277,806
B3 SA - Brasil, Bolsa, Balcao	1,121,757	2,404,338
Banco Bradesco SA	156,418	437,442
Banco BTG Pactual SA	182,651	795,332
Banco do Brasil SA	151,404	1,052,551
Banco Santander Brasil SA	57,106	312,234
BB Seguridade Participacoes SA	127,926	716,757
BRF SA(b)	126,508	390,226
CCR SA	254,266	638,356
Centrais Eletricas Brasileiras SA	189,943	1,681,701
Cia. de Saneamento Basico do Estado de Sao Paulo	68,887	594,728
Cia. Siderurgica Nacional SA	134,438	382,208
Cosan SA	186,239	672,017
Energisa SA	22,565	192,065
Engie Brasil Energia SA	54,812	469,505
Equatorial Energia SA	154,292	739,836
Hapvida Participacoes e Investimentos SA(c)	810,997	965,529
Hypera SA	88,077	724,996
JBS SA	157,008	969,219
Klabin SA	137,734	530,534
Localiza Rent a Car SA	119,592	1,331,574
Lojas Renner SA	181,424	886,765
Magazine Luiza SA(b)	567,122	282,788
Natura & Co. Holding SA	172,891	520,601
Petro Rio SA(b)	99,918	467,717
Petroleo Brasileiro SA	713,097	5,093,845
Raia Drogasil SA	222,027	900,278
Rede D’Or Sao Luiz SA(c)	77,590	485,715
Rumo SA	239,489	811,858
Suzano SA	138,072	1,288,629
Telefonica Brasil SA	89,242	769,253
Tim SA	203,501	495,174
TOTVS SA	97,190	495,333

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Ultrapar Participacoes SA	137,952	$338,341
Vale SA	729,323	9,831,715
Vibra Energia SA	213,340	686,518
WEG SA	279,608	1,515,280

		43,847,119

Canada — 8.1%
Agnico Eagle Mines Ltd.	83,132	3,574,439
Air Canada(a)(b)	31,852	432,553
Algonquin Power & Utilities Corp.	115,689	1,618,047
Alimentation Couche-Tard Inc.	154,687	6,910,814
AltaGas Ltd.	52,541	1,170,587
ARC Resources Ltd.	118,402	1,660,613
Bank of Montreal	117,921	11,755,726
Bank of Nova Scotia (The)	220,745	13,447,595
Barrick Gold Corp.	315,568	4,972,990
Bausch Health Companies Inc.(b)	49,453	227,850
BCE Inc.	13,354	674,713
BlackBerry Ltd.(a)(b)	102,138	627,719
Brookfield Asset Management Inc., Class A	254,412	12,623,746
Brookfield Renewable Corp., Class A	25,006	978,330
CAE Inc.(b)	57,085	1,510,320
Cameco Corp.	73,691	1,897,879
Canadian Apartment Properties REIT	17,556	665,059
Canadian Imperial Bank of Commerce	162,375	8,214,168
Canadian National Railway Co.	107,821	13,659,600
Canadian Natural Resources Ltd.	212,131	11,713,547
Canadian Pacific Railway Ltd.	167,379	13,197,655
Canadian Tire Corp. Ltd., Class A, NVS	10,171	1,306,650
Canadian Utilities Ltd., Class A, NVS	23,079	747,042
CCL Industries Inc., Class B, NVS	27,956	1,404,404
Cenovus Energy Inc.	255,543	4,869,196
CGI Inc.(b)	40,058	3,434,749
Constellation Software Inc.	3,629	6,173,338
Dollarama Inc.	52,631	3,189,795
Emera Inc.	45,578	2,160,822
Empire Co. Ltd., Class A, NVS	30,309	919,767
Enbridge Inc.	367,203	16,491,230
Fairfax Financial Holdings Ltd.	4,504	2,426,191
First Quantum Minerals Ltd.	105,898	1,935,116
FirstService Corp.	6,827	913,306
Fortis Inc.	87,287	4,123,221
Franco-Nevada Corp.	35,001	4,481,757
George Weston Ltd.	13,236	1,579,782
GFL Environmental Inc.	33,364	923,369
Gildan Activewear Inc.	37,972	1,112,873
Great-West Lifeco Inc.	49,123	1,193,790
Hydro One Ltd.(c)	55,291	1,543,597
iA Financial Corp. Inc.	16,158	889,065
IGM Financial Inc.	12,983	376,954
Imperial Oil Ltd.	42,216	2,023,190
Intact Financial Corp.	31,910	4,749,558
Ivanhoe Mines Ltd., Class A(b)	109,628	681,456
Keyera Corp.	37,400	969,354
Kinross Gold Corp.	235,876	808,634
Lightspeed Commerce Inc.(b)	23,113	495,994
Loblaw Companies Ltd.	30,339	2,761,796
Lundin Mining Corp.	127,463	718,662
Magna International Inc.	51,767	3,305,601
Manulife Financial Corp.	342,585	6,270,893
Metro Inc.	43,427	2,404,755

Security	Shares	Value

Canada (continued)
National Bank of Canada(a)	62,571	$4,390,304
Northland Power Inc.	38,691	1,268,399
Nutrien Ltd.	99,982	8,558,843
Nuvei Corp.(b)(c)	13,139	459,257
Onex Corp.	13,829	739,102
Open Text Corp.	49,272	2,015,437
Pan American Silver Corp.	40,834	830,998
Parkland Corp.	28,660	804,150
Pembina Pipeline Corp.	101,483	3,874,510
Power Corp. of Canada	101,440	2,756,715
Quebecor Inc., Class B	23,801	528,787
Restaurant Brands International Inc.	49,246	2,640,067
RioCan REIT	31,932	512,438
Ritchie Bros Auctioneers Inc.	21,118	1,522,152
Rogers Communications Inc., Class B, NVS	65,261	3,000,207
Royal Bank of Canada	254,466	24,811,702
Saputo Inc.	46,606	1,151,183
Shaw Communications Inc., Class B, NVS	85,984	2,325,943
Shopify Inc., Class A(b)	206,880	7,206,995
Sun Life Financial Inc.	105,858	4,915,323
Suncor Energy Inc.	260,331	8,835,255
TC Energy Corp.	177,845	9,481,456
Teck Resources Ltd., Class B	86,659	2,547,898
TELUS Corp.	86,008	1,980,021
TFI International Inc.	14,752	1,473,414
Thomson Reuters Corp.	30,719	3,449,366
TMX Group Ltd.	10,372	1,064,212
Toromont Industries Ltd.	14,391	1,212,033
Toronto-Dominion Bank (The)	328,430	21,333,652
Tourmaline Oil Corp.	57,149	3,580,543
West Fraser Timber Co. Ltd.(a)	11,370	1,064,503
Wheaton Precious Metals Corp.	82,926	2,845,471
WSP Global Inc.	20,878	2,518,958

		334,619,151

Chile — 0.1%
Banco de Chile	6,463,268	613,261
Banco de Credito e Inversiones SA	16,538	498,985
Banco Santander Chile	12,131,025	480,475
Cencosud SA	268,978	367,453
Cia. Cervecerias Unidas SA	23,202	133,892
Empresas CMPC SA	211,677	359,647
Empresas COPEC SA	80,636	660,408
Enel Americas SA	3,901,916	394,912
Enel Chile SA	7,925,924	226,932
Falabella SA	153,638	342,706

		4,078,671

China — 9.0%
360 DigiTech Inc.	17,553	254,870
3SBio Inc.(c)	271,000	180,385
AAC Technologies Holdings Inc.	125,000	242,354
Agricultural Bank of China Ltd., Class A	1,825,400	771,022
Agricultural Bank of China Ltd., Class H	5,261,000	1,735,194
Aier Eye Hospital Group Co. Ltd., Class A	105,874	477,503
Air China Ltd., Class H(b)	450,000	353,198
Alibaba Group Holding Ltd.(b)	2,743,964	30,851,673
Alibaba Health Information Technology Ltd.(b)	982,000	589,689
A-Living Smart City Services Co. Ltd., Class A(c)	99,000	120,757
Aluminum Corp. of China Ltd., Class H	906,000	331,824
Anhui Conch Cement Co. Ltd., Class A	118,098	568,953

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Anhui Conch Cement Co. Ltd., Class H	155,000	$613,285
Anhui Gujing Distillery Co. Ltd., Class B	42,700	652,915
ANTA Sports Products Ltd.	205,800	2,266,034
Autohome Inc., ADR	14,073	502,265
AviChina Industry & Technology Co. Ltd., Class H	565,000	301,453
Baidu Inc.(b)	81,336	1,405,844
Baidu Inc., ADR(b)	38,869	5,308,339
Bank of Beijing Co. Ltd., Class A	1,004,498	620,913
Bank of China Ltd., Class A	1,241,800	563,136
Bank of China Ltd., Class H	13,418,000	4,771,242
Bank of Communications Co. Ltd., Class A	1,085,800	743,540
Bank of Communications Co. Ltd., Class H	1,033,800	615,331
Bank of Ningbo Co. Ltd., Class A	140,177	649,057
Bank of Shanghai Co. Ltd., Class A	523,499	462,558
Baoshan Iron & Steel Co. Ltd., Class A	439,796	370,210
BeiGene Ltd., ADR(a)(b)	8,352	1,403,804
Beijing Capital International Airport Co. Ltd., Class H(b)	386,000	226,912
Beijing Enterprises Holdings Ltd.	90,000	288,448
Beijing Enterprises Water Group Ltd.	810,000	245,576
Beijing Kingsoft Office Software Inc., Class A	10,200	264,896
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,356,000	933,955
Bilibili Inc., ADR(b)	28,786	703,530
Bilibili Inc., Class Z(b)	2,208	53,971
BOE Technology Group Co. Ltd., Class A	799,900	461,282
Bosideng International Holdings Ltd.	632,000	368,866
BYD Co. Ltd., Class A	27,700	1,321,160
BYD Co. Ltd., Class H	148,500	5,433,017
BYD Electronic International Co. Ltd.	142,000	364,826
CanSino Biologics Inc., Class H(c)	22,400	187,494
CGN Power Co. Ltd., Class H(c)	2,380,000	548,789
Changchun High & New Technology Industry Group Inc., Class A	9,400	270,498
China Cinda Asset Management Co. Ltd., Class H	1,574,000	216,821
China CITIC Bank Corp. Ltd., Class H	1,623,000	678,382
China Coal Energy Co. Ltd., Class H	390,000	303,391
China Communications Services Corp. Ltd., Class H	534,000	217,106
China Conch Venture Holdings Ltd.	328,000	635,889
China Construction Bank Corp., Class H	17,597,050	11,237,655
China Everbright Bank Co. Ltd., Class A	623,000	267,868
China Everbright Bank Co. Ltd., Class H	566,000	171,659
China Everbright Environment Group Ltd.	892,037	474,779
China Evergrande Group(a)(d)	288,000	41,934
China Feihe Ltd.(c)	712,000	625,189
China Galaxy Securities Co. Ltd., Class H	797,000	394,139
China Gas Holdings Ltd.	575,400	884,473
China Hongqiao Group Ltd.(a)	465,000	484,565
China International Capital Corp. Ltd., Class H(c)	332,800	611,928
China Jinmao Holdings Group Ltd.(b)	976,000	226,497
China Lesso Group Holdings Ltd.	228,000	279,428
China Life Insurance Co. Ltd., Class A	94,000	388,572
China Life Insurance Co. Ltd., Class H	1,141,000	1,699,428
China Literature Ltd.(b)(c)	71,800	282,970
China Longyuan Power Group Corp. Ltd., Class H	634,000	1,018,559
China Medical System Holdings Ltd.	286,000	454,656
China Meidong Auto Holdings Ltd.	116,000	281,908
China Mengniu Dairy Co. Ltd.	560,000	2,601,756
China Merchants Bank Co. Ltd., Class A	284,400	1,479,472
China Merchants Bank Co. Ltd., Class H	684,093	3,696,358
China Merchants Port Holdings Co. Ltd.	240,000	387,084

Security	Shares	Value

China (continued)
China Merchants Securities Co. Ltd., Class A	224,860	$463,549
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	202,177	410,525
China Minsheng Banking Corp. Ltd., Class A	972,295	524,504
China Minsheng Banking Corp. Ltd., Class H	693,240	226,097
China National Building Material Co. Ltd., Class H	712,000	714,651
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	67,000	312,070
China Oilfield Services Ltd., Class H	356,000	327,939
China Overseas Land & Investment Ltd.	687,000	1,898,469
China Overseas Property Holdings Ltd.	240,000	250,834
China Pacific Insurance Group Co. Ltd., Class A	183,297	549,194
China Pacific Insurance Group Co. Ltd., Class H	409,800	875,343
China Petroleum & Chemical Corp., Class A	1,067,298	651,442
China Petroleum & Chemical Corp., Class H	4,599,000	2,168,227
China Power International Development Ltd.	1,077,000	610,097
China Railway Group Ltd., Class A	439,896	376,785
China Railway Group Ltd., Class H	562,000	334,556
China Renewable Energy Investment Ltd.(d)	7,401	—
China Resources Beer Holdings Co. Ltd.	268,000	1,848,587
China Resources Cement Holdings Ltd.	380,000	233,738
China Resources Gas Group Ltd.	168,000	705,000
China Resources Land Ltd.	544,000	2,271,896
China Resources Mixc Lifestyle Services Ltd.(c)	123,200	521,972
China Resources Power Holdings Co. Ltd.	356,000	670,256
China Ruyi Holdings Ltd.(a)(b)	912,000	263,975
China Shenhua Energy Co. Ltd., Class A	141,200	587,857
China Shenhua Energy Co. Ltd., Class H	565,000	1,596,882
China Southern Airlines Co. Ltd., Class H(b)	332,000	179,802
China State Construction Engineering Corp. Ltd., Class A	949,998	709,272
China State Construction International Holdings Ltd.	356,000	369,141
China Suntien Green Energy Corp. Ltd., Class H(a)	494,000	242,307
China Taiping Insurance Holdings Co. Ltd.	307,600	324,357
China Three Gorges Renewables Group Co. Ltd., Class A	561,100	522,483
China Tourism Group Duty Free Corp. Ltd., Class A	25,898	807,223
China Tower Corp. Ltd., Class H(c)	8,554,000	1,100,494
China Traditional Chinese Medicine Holdings Co. Ltd.	534,000	226,693
China Vanke Co. Ltd., Class A	214,800	547,185
China Vanke Co. Ltd., Class H	195,700	372,236
China Yangtze Power Co. Ltd., Class A	323,649	1,145,981
Chinasoft International Ltd.	550,000	470,862
Chongqing Zhifei Biological Products Co. Ltd., Class A	26,200	386,340
CIFI Ever Sunshine Services Group Ltd.(a)	146,000	105,269
CIFI Holdings Group Co. Ltd.	662,688	179,981
CITIC Ltd.	1,053,000	1,138,907
CITIC Securities Co. Ltd., Class A	314,700	915,803
CITIC Securities Co. Ltd., Class H	279,825	575,372
CMOC Group Ltd., Class H	951,000	466,882
Contemporary Amperex Technology Co. Ltd., Class A(b)	27,200	2,062,368
COSCO SHIPPING Holdings Co. Ltd., Class A	220,330	448,512
COSCO SHIPPING Holdings Co. Ltd., Class H	531,749	797,773
COSCO SHIPPING Ports Ltd.	314,000	234,408
Country Garden Holdings Co. Ltd.(a)	1,400,828	541,727
Country Garden Services Holdings Co. Ltd.	351,000	782,746
CRRC Corp. Ltd., Class A	583,000	445,328
CRRC Corp. Ltd., Class H	794,000	295,310
CSC Financial Co. Ltd., Class A	129,300	499,306

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CSPC Pharmaceutical Group Ltd.	1,612,960	$1,766,118
Dali Foods Group Co. Ltd.(c)	296,500	141,174
Daqo New Energy Corp., ADR(b)	11,535	746,314
Dongfeng Motor Group Co. Ltd., Class H	448,000	309,566
Dongyue Group Ltd.	325,000	353,482
East Money Information Co. Ltd., Class A	232,652	768,963
ENN Energy Holdings Ltd.	146,600	2,391,426
Eve Energy Co. Ltd., Class A	36,900	517,348
Far East Horizon Ltd.(a)	274,000	225,841
Flat Glass Group Co. Ltd., Class H(b)	119,000	431,334
Focus Media Information Technology Co. Ltd., Class A	508,450	445,820
Foshan Haitian Flavouring & Food Co. Ltd., Class A	52,980	649,628
Fosun International Ltd.	474,500	373,841
Fuyao Glass Industry Group Co. Ltd., Class H(c)	146,400	710,182
Ganfeng Lithium Co. Ltd., Class A	36,400	481,758
Ganfeng Lithium Co. Ltd., Class H(c)	50,960	460,794
GDS Holdings Ltd., ADR(b)	15,468	428,154
GDS Holdings Ltd., Class A(b)	6,900	23,634
Geely Automobile Holdings Ltd.	1,104,000	2,189,115
Genscript Biotech Corp.(b)	230,000	832,747
GF Securities Co. Ltd., Class H	304,400	402,960
GoerTek Inc., Class A	70,800	334,082
Great Wall Motor Co. Ltd., Class H	631,000	1,000,333
Greentown China Holdings Ltd.	149,000	294,522
Greentown Service Group Co. Ltd.	260,000	232,715
Guangdong Investment Ltd.	564,000	549,407
Guangzhou Automobile Group Co. Ltd., Class H	686,028	643,941
Guotai Junan Securities Co. Ltd., Class A	264,300	566,894
H World Group Ltd., ADR	32,900	1,261,715
Haidilao International Holding Ltd.(a)(b)(c)	206,000	411,584
Haier Smart Home Co. Ltd., Class A	153,000	562,570
Haier Smart Home Co. Ltd., Class H	347,000	1,110,576
Haitian International Holdings Ltd.	123,000	294,354
Haitong Securities Co. Ltd., Class A	413,092	572,562
Haitong Securities Co. Ltd., Class H	462,800	309,961
Hangzhou Tigermed Consulting Co. Ltd., Class A	30,900	467,638
Hansoh Pharmaceutical Group Co. Ltd.(c)	234,000	456,088
Henan Shuanghui Investment & Development Co. Ltd., Class A	81,200	322,986
Hengan International Group Co. Ltd.	111,500	539,684
Hengli Petrochemical Co. Ltd., Class A	134,200	401,821
Hopson Development Holdings Ltd.	146,927	194,193
Hua Hong Semiconductor Ltd.(b)(c)	127,000	380,390
Huaneng Power International Inc., Class H(b)	952,000	455,162
Huatai Securities Co. Ltd., Class A	322,100	633,997
Huatai Securities Co. Ltd., Class H(c)	191,800	253,005
Huaxia Bank Co. Ltd., Class A	790,000	599,537
Hutchmed China Ltd., ADR(a)(b)	20,773	271,503
Hygeia Healthcare Holdings Co. Ltd.(a)(c)	72,600	417,488
Industrial & Commercial Bank of China Ltd., Class A	1,197,710	777,399
Industrial & Commercial Bank of China Ltd., Class H	9,758,285	5,159,085
Industrial Bank Co. Ltd., Class A	345,142	909,846
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	124,199	659,356
Inner Mongolia Yitai Coal Co. Ltd., Class B	255,600	403,023
Innovent Biologics Inc.(b)(c)	196,500	821,380
iQIYI Inc., ADR(a)(b)	62,193	237,577
JA Solar Technology Co. Ltd., Class A	41,260	475,541
JD Health International Inc.(a)(b)(c)	196,150	1,487,803
JD.com Inc., Class A	366,658	10,938,341
Jiangsu Expressway Co. Ltd., Class H	218,000	190,240

Security	Shares	Value

China (continued)
Jiangsu Hengli Hydraulic Co. Ltd., Class A	38,600	$298,228
Jiangsu Hengrui Medicine Co. Ltd., Class A	110,156	576,593
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	26,300	644,241
Jiangxi Copper Co. Ltd., Class H	226,000	276,850
Jinxin Fertility Group Ltd.(c)	367,000	285,157
Jiumaojiu International Holdings Ltd.(a)(c)	157,000	341,613
JOYY Inc., ADR	11,427	295,845
Kanzhun Ltd., ADR(b)	18,315	430,586
KE Holdings Inc., ADR(b)	60,133	848,477
Kingboard Holdings Ltd.	126,000	368,639
Kingdee International Software Group Co. Ltd.(a)(b)	480,000	1,036,378
Kingsoft Corp. Ltd.	179,000	597,674
Kuaishou Technology(b)(c)	321,600	3,233,509
Kunlun Energy Co. Ltd.	702,000	516,789
Kweichow Moutai Co. Ltd., Class A	14,300	4,020,568
Legend Biotech Corp., ADR(b)	10,529	497,390
Lenovo Group Ltd.	1,326,000	1,285,948
Lens Technology Co. Ltd., Class A	158,925	257,019
Li Auto Inc., ADR(a)(b)	101,559	3,335,198
Li Ning Co. Ltd.	422,500	3,427,164
Logan Group Co. Ltd.(a)(d)	182,000	34,777
Longfor Group Holdings Ltd.(c)	316,000	1,055,872
LONGi Green Energy Technology Co. Ltd., Class A	106,696	975,524
Lufax Holding Ltd., ADR	144,890	663,596
Luxshare Precision Industry Co. Ltd., Class A	116,188	584,790
Luzhou Laojiao Co. Ltd., Class A	20,000	658,903
Mango Excellent Media Co. Ltd., Class A	49,200	229,097
Meituan, Class B(b)(c)	744,200	16,694,898
Microport Scientific Corp.(a)(b)	140,000	330,097
Ming Yuan Cloud Group Holdings Ltd.	162,000	148,728
Minth Group Ltd.	152,000	406,332
MMG Ltd.(b)	500,000	147,901
Muyuan Foods Co. Ltd., Class A	74,058	655,539
NARI Technology Co. Ltd., Class A	167,304	724,433
NAURA Technology Group Co. Ltd., Class A	10,200	384,561
NetEase Inc.	380,685	7,121,383
New China Life Insurance Co. Ltd., Class A	56,800	244,385
New China Life Insurance Co. Ltd., Class H	159,200	379,378
New Hope Liuhe Co. Ltd., Class A(b)	139,807	329,958
New Oriental Education & Technology Group Inc.(b)	275,010	753,898
Ningbo Deye Technology Co. Ltd., Class A, NVS	7,952	395,072
NIO Inc., ADR(b)	241,623	4,767,222
Nongfu Spring Co. Ltd., Class H(c)	321,000	1,923,813
People’s Insurance Co. Group of China Ltd. (The), Class H	1,422,000	425,756
PetroChina Co. Ltd., Class A	207,100	160,196
PetroChina Co. Ltd., Class H	4,016,000	1,875,309
Pharmaron Beijing Co. Ltd., Class H(c)	55,200	449,083
PICC Property & Casualty Co. Ltd., Class H	1,260,285	1,293,672
Pinduoduo Inc., ADR(b)	80,058	3,923,643
Ping An Bank Co. Ltd., Class A	295,800	556,550
Ping An Healthcare and Technology Co. Ltd.(b)(c)	101,700	265,619
Ping An Insurance Group Co. of China Ltd., Class A	167,106	1,043,795
Ping An Insurance Group Co. of China Ltd., Class H	1,111,500	6,532,328
Poly Developments and Holdings Group Co. Ltd., Class A	259,100	639,509
Postal Savings Bank of China Co. Ltd., Class A	618,700	430,312
Postal Savings Bank of China Co. Ltd., Class H(a)(c)	1,254,000	829,677
RLX Technology Inc., ADR(b)	101,724	164,793
Rongsheng Petrochemical Co. Ltd., Class A	198,150	420,162

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
SAIC Motor Corp. Ltd., Class A	151,500	$364,137
Sany Heavy Equipment International Holdings Co. Ltd.	321,000	349,312
Sany Heavy Industry Co. Ltd., Class A	167,627	423,330
Seazen Group Ltd.(b)	344,000	117,890
SF Holding Co. Ltd., Class A	78,400	579,548
Shaanxi Coal Industry Co. Ltd., Class A	232,800	658,946
Shandong Gold Mining Co. Ltd., Class A	184,200	499,240
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	450,000	562,887
Shanghai Baosight Software Co. Ltd., Class B	207,962	697,619
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	122,500	443,933
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	321,712	282,920
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	214,700	323,320
Shanghai Pudong Development Bank Co. Ltd., Class A	566,500	609,644
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	17,880	726,148
Shenwan Hongyuan Group Co. Ltd., Class A	855,206	524,077
Shenzhen Inovance Technology Co. Ltd., Class A	63,500	622,386
Shenzhen International Holdings Ltd.	226,500	208,627
Shenzhen Kangtai Biological Products Co. Ltd., Class A	32,480	160,701
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	17,600	755,997
Shenzhou International Group Holdings Ltd.	149,800	1,575,620
Shimao Group Holdings Ltd.(d)	217,500	62,342
Sino Biopharmaceutical Ltd.	2,050,000	1,188,473
Sinopharm Group Co. Ltd., Class H	256,800	588,377
Sinotruk Hong Kong Ltd.	149,000	176,061
Smoore International Holdings Ltd.(a)(c)	311,000	718,231
Sunac China Holdings Ltd.(d)	520,000	132,486
Sungrow Power Supply Co. Ltd., Class A	25,800	474,466
Sunny Optical Technology Group Co. Ltd.	134,900	1,825,008
TAL Education Group, ADR(b)	75,684	372,365
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	74,100	559,080
Tencent Holdings Ltd.	1,126,300	43,530,156
Tencent Music Entertainment Group, ADR(b)	121,420	511,178
Tingyi Cayman Islands Holding Corp.	358,000	589,335
Tongcheng Travel Holdings Ltd.(a)(b)	268,400	513,076
Tongwei Co. Ltd., Class A	69,700	556,236
Topsports International Holdings Ltd.(c)	318,000	265,247
TravelSky Technology Ltd., Class H	142,000	235,341
Trina Solar Co. Ltd., Class A	42,787	527,843
Trip.com Group Ltd., ADR(b)	93,208	2,402,902
Tsingtao Brewery Co. Ltd., Class H	108,000	1,054,953
Uni-President China Holdings Ltd.	226,000	206,736
Vipshop Holdings Ltd., ADR(b)	88,300	808,828
Wanhua Chemical Group Co. Ltd., Class A	56,031	695,784
Want Want China Holdings Ltd.	1,021,000	830,930
Weibo Corp., ADR(b)	11,421	219,512
Weichai Power Co. Ltd., Class H	427,000	610,477
Wens Foodstuffs Group Co. Ltd., Class A(b)	201,660	718,979
Wharf Holdings Ltd. (The)(a)	247,000	903,253
Will Semiconductor Co. Ltd. Shanghai, Class A	25,785	402,904
Wingtech Technology Co. Ltd., Class A	35,500	361,643
Wuliangye Yibin Co. Ltd., Class A	47,700	1,262,271
WuXi AppTec Co. Ltd., Class A	47,814	661,488
WuXi AppTec Co. Ltd., Class H(c)	45,836	555,265

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman Inc., New(b)(c)	644,500	$6,169,227
Xiaomi Corp., Class B(b)(c)	2,673,200	4,204,370
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	194,600	347,652
Xinyi Solar Holdings Ltd.	870,000	1,477,965
XPeng Inc., ADR(a)(b)	76,829	1,876,932
Xtep International Holdings Ltd.	275,500	448,038
Yadea Group Holdings Ltd.(c)	272,000	586,604
Yankuang Energy Group Co. Ltd., Class H	318,000	993,690
Yihai International Holding Ltd.(a)	98,000	287,068
Yonyou Network Technology Co. Ltd., Class A	73,800	228,505
Yuexiu Property Co. Ltd.	253,200	316,326
Yum China Holdings Inc.	78,019	3,800,305
Yunnan Baiyao Group Co. Ltd., Class A	42,198	345,037
Yunnan Energy New Material Co. Ltd., Class A	17,400	551,968
Zai Lab Ltd., ADR(b)	16,292	660,315
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	10,400	456,157
Zhaojin Mining Industry Co. Ltd., Class H(b)	209,000	199,629
Zhejiang Expressway Co. Ltd., Class H	168,000	135,218
Zhejiang Huayou Cobalt Co. Ltd., Class A	32,500	406,216
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	124,700	316,640
Zhongsheng Group Holdings Ltd.	118,000	675,542
Zhuzhou CRRC Times Electric Co. Ltd.	118,600	509,310
Zijin Mining Group Co. Ltd., Class A	468,700	620,875
Zijin Mining Group Co. Ltd., Class H	844,000	989,009
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	324,400	168,657
ZTE Corp., Class A	43,200	156,532
ZTE Corp., Class H	130,800	281,474
ZTO Express Cayman Inc., ADR	79,098	2,024,118

		371,415,359

Colombia — 0.0%
Bancolombia SA	35,968	301,957
Ecopetrol SA	1,076,244	572,390
Interconexion Electrica SA ESP	75,843	364,442

		1,238,789

Czech Republic — 0.1%
CEZ AS	36,185	1,644,362
Komercni Banka AS	14,430	364,594
Moneta Money Bank AS(c)	63,542	211,596

		2,220,552

Denmark — 1.8%
AP Moller - Maersk A/S, Class A	611	1,636,854
AP Moller - Maersk A/S, Class B, NVS	953	2,602,007
Carlsberg A/S, Class B	18,122	2,343,934
Chr Hansen Holding A/S	20,117	1,316,714
Coloplast A/S, Class B	21,476	2,513,528
Danske Bank A/S	117,120	1,637,841
Demant A/S(b)	20,272	772,276
DSV A/S	35,615	6,001,160
Genmab A/S(b)	11,752	4,181,595
GN Store Nord A/S	24,619	857,335
Novo Nordisk A/S, Class B	304,931	35,516,458
Novozymes A/S, Class B	37,939	2,423,553
Orsted A/S(c)	34,909	4,063,988
Pandora A/S	17,846	1,325,810
Rockwool A/S, Class B	1,719	425,966

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Tryg A/S	61,920	$1,411,859
Vestas Wind Systems A/S	184,977	4,861,885

		73,892,763

Egypt — 0.0%
Commercial International Bank Egypt SAE	307,664	617,071
Eastern Co. SAE	149,094	77,618

		694,689

Finland — 0.8%
Elisa OYJ	23,621	1,306,361
Fortum OYJ	82,120	921,739
Kesko OYJ, Class B	53,570	1,324,956
Kone OYJ, Class B	61,200	2,796,928
Neste OYJ	76,733	3,945,709
Nokia OYJ	983,927	5,124,862
Nordea Bank Abp	584,295	5,761,128
Orion OYJ, Class B	21,304	1,017,000
Sampo OYJ, Class A	87,725	3,789,960
Stora Enso OYJ, Class R	97,960	1,515,019
UPM-Kymmene OYJ	97,105	3,077,234
Wartsila OYJ Abp	90,752	797,395

		31,378,291

France — 7.0%
Accor SA(b)	33,094	858,753
Aeroports de Paris(b)	5,661	782,191
Air Liquide SA	94,176	12,947,540
Airbus SE	106,192	11,449,800
Alstom SA(a)	53,338	1,267,614
Amundi SA(c)	11,406	619,287
ArcelorMittal SA	109,797	2,709,124
Arkema SA	11,144	1,055,733
AXA SA	347,604	8,009,668
BioMerieux	6,739	729,411
BNP Paribas SA	200,095	9,453,946
Bollore SE	143,472	724,370
Bouygues SA(a)	36,809	1,112,726
Bureau Veritas SA	55,365	1,527,000
Capgemini SE	29,889	5,700,933
Carrefour SA	111,815	1,905,556
Cie Generale des Etablissements Michelin SCA	122,196	3,419,602
Cie. de Saint-Gobain	89,667	4,181,156
Covivio	8,518	538,709
Credit Agricole SA	223,929	2,063,244
Danone SA	115,437	6,365,099
Dassault Aviation SA	4,851	693,803
Dassault Systemes SE	121,399	5,207,006
Edenred	44,913	2,305,407
Eiffage SA(a)	14,963	1,404,113
Electricite de France SA	102,636	1,246,437
Engie SA	332,044	4,108,160
EssilorLuxottica SA	52,204	8,184,665
Eurazeo SE	6,301	450,065
Eurofins Scientific SE	24,821	1,935,005
Gecina SA	8,275	848,441
Getlink SE	79,253	1,586,195
Hermes International	5,746	7,883,189
Ipsen SA	7,330	741,482
Kering SA	13,646	7,812,212
Klepierre SA	35,116	780,279
La Francaise des Jeux SAEM(c)	17,586	628,137

Security	Shares	Value

France (continued)
Legrand SA	48,173	$3,943,857
L’Oreal SA	43,461	16,430,749
LVMH Moet Hennessy Louis Vuitton SE	49,996	34,714,922
Orange SA	359,088	3,669,316
Pernod Ricard SA	37,587	7,383,753
Publicis Groupe SA	41,447	2,205,616
Remy Cointreau SA	4,361	861,547
Renault SA(b)	34,771	1,027,983
Safran SA	61,564	6,766,840
Sanofi	204,592	20,331,027
Sartorius Stedim Biotech	5,232	2,093,006
Schneider Electric SE	97,369	13,466,505
SEB SA	4,730	398,221
Societe Generale SA	143,243	3,209,559
Sodexo SA	16,111	1,309,076
Teleperformance	10,848	3,627,581
Thales SA	19,220	2,390,192
TotalEnergies SE	446,566	22,809,410
Ubisoft Entertainment SA(b)	16,729	712,227
Unibail-Rodamco-Westfield(a)(b)	21,572	1,224,960
Valeo	37,139	797,747
Veolia Environnement SA	122,604	3,066,429
Vinci SA	96,556	9,255,737
Vivendi SE	132,893	1,261,597
Wendel SE	5,639	519,011
Worldline SA/France(b)(c)	43,889	1,937,178

		288,650,104

Germany — 4.5%
adidas AG	31,167	5,391,625
Allianz SE, Registered	72,865	13,232,727
Aroundtown SA(a)	161,348	517,449
BASF SE	166,216	7,407,445
Bayer AG, Registered	178,633	10,419,705
Bayerische Motoren Werke AG	60,482	4,942,185
Bechtle AG	15,345	709,765
Beiersdorf AG	18,471	1,904,817
Brenntag SE	28,514	2,002,968
Carl Zeiss Meditec AG, Bearer	7,753	1,131,471
Commerzbank AG(b)	191,505	1,312,025
Continental AG	20,436	1,455,884
Covestro AG(c)	33,277	1,122,279
Daimler Truck Holding AG(b)	74,910	2,046,912
Delivery Hero SE(b)(c)	30,021	1,448,404
Deutsche Bank AG, Registered	378,163	3,307,774
Deutsche Boerse AG	34,865	6,086,219
Deutsche Lufthansa AG, Registered(a)(b)	116,460	716,911
Deutsche Post AG, Registered	178,526	7,130,304
Deutsche Telekom AG, Registered	598,205	11,365,282
E.ON SE	414,258	3,723,807
Evonik Industries AG	37,226	794,019
Fresenius Medical Care AG & Co. KGaA	35,128	1,302,317
Fresenius SE & Co. KGaA	73,295	1,875,543
GEA Group AG	30,999	1,157,118
Hannover Rueck SE	10,328	1,464,996
HeidelbergCement AG	26,414	1,345,450
HelloFresh SE(b)	30,244	835,936
Henkel AG & Co. KGaA	20,162	1,271,311
Infineon Technologies AG	237,266	6,506,893
KION Group AG	14,427	658,053
Knorr-Bremse AG	12,877	767,154

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
LEG Immobilien SE	12,639	$1,148,193
Mercedes-Benz Group AG	146,815	8,658,265
Merck KGaA	23,889	4,549,914
MTU Aero Engines AG	9,938	1,921,148
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	24,630	5,583,769
Nemetschek SE	11,760	787,292
Puma SE	18,179	1,227,514
QIAGEN NV(b)	42,684	2,139,184
Rational AG	944	658,011
Rheinmetall AG	7,340	1,345,988
RWE AG	118,242	4,864,233
SAP SE	188,027	17,537,787
Scout24 SE(c)	15,551	889,027
Siemens AG, Registered	138,896	15,493,010
Siemens Healthineers AG(c)	51,290	2,628,286
Symrise AG	23,574	2,750,746
Telefonica Deutschland Holding AG	180,310	479,377
Uniper SE(a)	17,609	117,653
United Internet AG, Registered	20,462	538,993
Volkswagen AG	5,735	1,135,918
Vonovia SE	128,336	4,276,129
Zalando SE(b)(c)	40,745	1,147,099

		185,232,284

Greece — 0.1%
Alpha Services and Holdings SA(b)	382,734	340,187
Eurobank Ergasias Services and Holdings SA, Class A(b)	430,381	396,455
Hellenic Telecommunications Organization SA	34,927	601,371
JUMBO SA	23,107	358,269
OPAP SA	39,345	545,098
Public Power Corp. SA(b)	35,447	210,275

		2,451,655

Hong Kong — 1.9%
AIA Group Ltd.	2,203,200	22,134,765
Alibaba Pictures Group Ltd.(b)	2,830,000	241,476
BOC Hong Kong Holdings Ltd.	687,500	2,486,904
Budweiser Brewing Co. APAC Ltd.(a)(c)	300,800	832,896
Chow Tai Fook Jewellery Group Ltd.(a)	416,800	824,329
CK Asset Holdings Ltd.	348,060	2,464,170
CK Hutchison Holdings Ltd.	472,560	3,134,621
CK Infrastructure Holdings Ltd.	130,500	818,336
CLP Holdings Ltd.	299,500	2,539,631
ESR Group Ltd.(b)(c)	386,000	1,003,764
Futu Holdings Ltd., ADR(b)	11,813	491,421
Galaxy Entertainment Group Ltd.	373,000	2,219,004
Hang Lung Properties Ltd.	361,000	658,642
Hang Seng Bank Ltd.	142,700	2,301,839
Henderson Land Development Co. Ltd.	204,617	712,302
HK Electric Investments & HK Electric Investments Ltd., Class SS	605,000	547,204
HKT Trust & HKT Ltd., Class SS	658,000	921,934
Hong Kong & China Gas Co. Ltd.	2,066,748	2,182,759
Hong Kong Exchanges & Clearing Ltd.	209,300	9,604,868
Hongkong Land Holdings Ltd.	198,400	1,031,295
Jardine Matheson Holdings Ltd.	37,200	1,964,748
Kingboard Laminates Holdings Ltd.	218,000	199,793
Link REIT	390,400	3,269,338
MTR Corp. Ltd.	263,000	1,392,718

Security	Shares	Value

Hong Kong (continued)
New World Development Co. Ltd.	255,750	$855,202
Nine Dragons Paper Holdings Ltd.	299,000	246,598
Orient Overseas International Ltd.	25,500	888,693
Power Assets Holdings Ltd.	252,500	1,653,306
Sands China Ltd.(b)	423,200	992,633
Sino Land Co. Ltd.	594,000	882,587
SITC International Holdings Co. Ltd.	241,000	820,587
Sun Hung Kai Properties Ltd.	237,000	2,829,100
Swire Pacific Ltd., Class A	94,500	538,189
Swire Properties Ltd.	208,800	497,514
Techtronic Industries Co. Ltd.	257,500	2,857,380
Vinda International Holdings Ltd.	73,000	193,894
WH Group Ltd.(c)	1,505,500	1,140,171
Wharf Real Estate Investment Co. Ltd.	275,000	1,224,082
Xinyi Glass Holdings Ltd.	316,000	623,257

		80,221,950

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	86,035	633,426
OTP Bank Nyrt	39,032	805,792
Richter Gedeon Nyrt	16,628	340,130

		1,779,348

India — 4.0%
ACC Ltd.	19,160	540,411
Adani Enterprises Ltd.	51,422	1,673,103
Adani Green Energy Ltd.(b)	59,802	1,648,294
Adani Ports & Special Economic Zone Ltd.	107,650	1,040,516
Adani Power Ltd.(b)	137,775	549,556
Adani Total Gas Ltd.	50,331	1,991,025
Adani Transmission Ltd.(b)	49,414	1,947,517
Ambuja Cements Ltd.	131,318	622,881
Apollo Hospitals Enterprise Ltd.	20,335	1,085,308
Asian Paints Ltd.	73,676	3,112,430
Aurobindo Pharma Ltd.	56,816	392,979
Avenue Supermarts Ltd.(b)(c)	30,097	1,618,791
Axis Bank Ltd.	379,293	3,484,866
Bajaj Auto Ltd.	14,941	739,778
Bajaj Finance Ltd.	50,215	4,595,952
Bajaj Finserv Ltd.	7,799	1,489,286
Bandhan Bank Ltd.(c)	125,976	441,314
Bharat Electronics Ltd.	189,419	658,920
Bharat Petroleum Corp. Ltd.	159,895	668,104
Bharti Airtel Ltd.(b)	420,839	3,608,795
Biocon Ltd.	88,234	342,917
Britannia Industries Ltd.	22,850	1,127,116
Cholamandalam Investment and Finance Co. Ltd.	75,953	674,759
Cipla Ltd.	90,474	1,118,416
Coal India Ltd.	276,742	739,281
Colgate-Palmolive India Ltd.	25,199	505,364
Dabur India Ltd.	113,819	840,774
Divi’s Laboratories Ltd.	25,252	1,224,969
DLF Ltd.	81,109	396,911
Dr. Reddy’s Laboratories Ltd.	22,681	1,173,608
Eicher Motors Ltd.	26,345	1,032,117
GAIL India Ltd.	346,112	641,652
Godrej Consumer Products Ltd.(b)	79,156	854,818
Godrej Properties Ltd.(b)	19,545	373,386
Grasim Industries Ltd.	60,803	1,212,174
Havells India Ltd.	45,111	713,803
HCL Technologies Ltd.	198,539	2,387,631

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
HDFC Life Insurance Co. Ltd.(c)	171,647	$1,206,471
Hero MotoCorp Ltd.	23,711	846,552
Hindalco Industries Ltd.	266,366	1,401,945
Hindustan Unilever Ltd.	150,775	5,036,916
Housing Development Finance Corp. Ltd.	311,969	9,414,542
ICICI Bank Ltd.	879,276	9,145,134
ICICI Lombard General Insurance Co. Ltd.(c)	39,035	602,603
ICICI Prudential Life Insurance Co. Ltd.(c)	82,337	577,314
Indian Railway Catering & Tourism Corp. Ltd.	44,952	363,615
Indraprastha Gas Ltd.	74,045	324,528
Indus Towers Ltd.	142,911	402,579
Info Edge India Ltd.	16,256	893,201
Infosys Ltd.	611,873	12,002,636
InterGlobe Aviation Ltd.(b)(c)	24,829	588,752
ITC Ltd.	524,817	2,012,626
JSW Steel Ltd.	146,892	1,170,031
Jubilant Foodworks Ltd.	85,370	595,967
Kotak Mahindra Bank Ltd.	102,174	2,346,517
Larsen & Toubro Infotech Ltd.(c)	10,059	603,774
Larsen & Toubro Ltd.	127,269	2,916,850
Lupin Ltd.	44,642	363,635
Mahindra & Mahindra Ltd.	163,238	2,408,578
Marico Ltd.	112,493	737,381
Maruti Suzuki India Ltd.	24,141	2,686,391
Mindtree Ltd.	11,640	504,260
Mphasis Ltd.	13,628	397,479
MRF Ltd.	465	492,882
Nestle India Ltd.	6,284	1,538,924
NTPC Ltd.	823,530	1,592,686
Oil & Natural Gas Corp. Ltd.	486,717	826,245
Page Industries Ltd.	1,162	718,620
Petronet LNG Ltd.	177,845	494,975
PI Industries Ltd.	3,995	156,219
Pidilite Industries Ltd.	33,580	1,041,730
Piramal Enterprises Ltd.	25,331	568,467
Power Grid Corp. of India Ltd.	537,624	1,455,918
Reliance Industries Ltd.	535,529	17,032,137
Samvardhana Motherson International Ltd.	264,815	427,421
SBI Cards & Payment Services Ltd.	28,034	333,447
SBI Life Insurance Co. Ltd.(c)	85,608	1,402,397
Shree Cement Ltd.	2,152	558,550
Shriram Transport Finance Co. Ltd.	41,434	725,267
Siemens Ltd.	13,171	448,930
SRF Ltd.	25,948	798,845
State Bank of India	340,185	2,279,605
Sun Pharmaceutical Industries Ltd.	168,079	2,004,714
Tata Consultancy Services Ltd.	163,597	6,843,063
Tata Consumer Products Ltd.	129,082	1,325,450
Tata Elxsi Ltd.	6,516	718,267
Tata Motors Ltd.(b)	309,281	1,764,663
Tata Power Co. Ltd. (The)	268,595	756,143
Tata Steel Ltd.	1,309,830	1,782,766
Tech Mahindra Ltd.	109,126	1,451,094
Titan Co. Ltd.	68,456	2,038,735
Trent Ltd.	28,354	455,632
UltraTech Cement Ltd.	19,308	1,600,405
United Spirits Ltd.(b)	71,598	705,587
UPL Ltd.	102,582	962,377
Vedanta Ltd.	166,637	536,713
Wipro Ltd.	238,126	1,270,595

Security	Shares	Value

India (continued)
Yes Bank Ltd.(b)	1,694,931	$320,603
Zomato Ltd.(b)	257,457	153,030

		164,402,901

Indonesia — 0.5%
Adaro Energy Indonesia Tbk PT	2,815,600	618,244
Adaro Minerals Indonesia Tbk PT(b)	1,567,600	195,460
Aneka Tambang Tbk	1,652,400	218,284
Astra International Tbk PT	3,613,000	1,543,105
Bank Central Asia Tbk PT	9,551,600	4,749,628
Bank Jago Tbk PT(b)	726,800	519,377
Bank Mandiri Persero Tbk PT	3,520,084	1,970,396
Bank Negara Indonesia Persero Tbk PT	1,226,600	650,976
Bank Rakyat Indonesia Persero Tbk PT	12,645,816	3,732,954
Barito Pacific Tbk PT	6,016,400	365,471
Charoen Pokphand Indonesia Tbk PT	1,556,800	587,769
Gudang Garam Tbk PT	95,100	178,568
Indah Kiat Pulp & Paper Tbk PT	607,900	311,732
Indofood CBP Sukses Makmur Tbk PT	324,000	192,853
Indofood Sukses Makmur Tbk PT	591,300	271,200
Kalbe Farma Tbk PT	4,872,200	532,398
Merdeka Copper Gold Tbk PT(b)	2,686,607	737,335
Sarana Menara Nusantara Tbk PT	3,412,000	270,365
Semen Indonesia Persero Tbk PT	677,400	298,493
Sumber Alfaria Trijaya Tbk PT	3,015,500	381,751
Telkom Indonesia Persero Tbk PT	9,195,700	2,626,476
Tower Bersama Infrastructure Tbk PT	1,590,900	329,833
Unilever Indonesia Tbk PT	1,468,200	447,065
United Tractors Tbk PT	344,945	753,847

		22,483,580

Ireland — 0.4%
CRH PLC	147,896	5,675,382
Flutter Entertainment PLC, Class DI(b)	30,051	3,017,103
James Hardie Industries PLC	81,291	2,007,620
Kerry Group PLC, Class A	28,541	3,012,534
Kingspan Group PLC	30,163	1,952,393
Smurfit Kappa Group PLC	41,732	1,512,676

		17,177,708

Israel — 0.5%
Azrieli Group Ltd.	8,603	689,590
Bank Hapoalim BM	198,035	1,845,687
Bank Leumi Le-Israel BM	264,677	2,573,616
Check Point Software Technologies Ltd.(b)	18,948	2,360,921
CyberArk Software Ltd.(a)(b)	7,779	1,012,281
Elbit Systems Ltd.	6,030	1,391,322
ICL Group Ltd.	145,052	1,321,774
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	192,499	1,094,522
Kornit Digital Ltd.(b)	9,838	267,692
Mizrahi Tefahot Bank Ltd.	24,252	901,593
Nice Ltd.(b)	11,911	2,542,967
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	201,497	1,890,042
Tower Semiconductor Ltd.(b)	20,222	963,941
Wix.com Ltd.(b)	10,380	615,845
ZIM Integrated Shipping Services Ltd.	15,480	771,214

		20,243,010

Italy — 1.3%
Amplifon SpA	23,251	768,867
Assicurazioni Generali SpA	196,767	2,941,597
Atlantia SpA	89,527	2,069,026

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
DiaSorin SpA	4,656	$647,381
Enel SpA	1,442,551	7,272,281
Eni SpA	457,190	5,495,688
Ferrari NV	23,229	4,932,962
FinecoBank Banca Fineco SpA	98,828	1,228,231
Infrastrutture Wireless Italiane SpA(c)	73,960	777,199
Intesa Sanpaolo SpA	2,996,985	5,322,071
Mediobanca Banca di Credito Finanziario SpA	118,332	1,014,899
Moncler SpA	37,581	1,883,893
Nexi SpA(a)(b)(c)	89,952	816,948
Poste Italiane SpA(c)	82,333	691,623
Prysmian SpA	47,336	1,505,138
Recordati Industria Chimica e Farmaceutica SpA	16,877	748,483
Snam SpA	381,969	1,916,542
Stellantis NV	376,115	5,401,106
Telecom Italia SpA/Milano(b)	1,782,422	395,447
Tenaris SA	93,343	1,306,245
Terna - Rete Elettrica Nazionale	261,276	2,000,278
UniCredit SpA	387,141	3,828,703

		52,964,608

Japan — 14.1%
Advantest Corp.	34,000	2,022,217
Aeon Co. Ltd.	116,300	2,345,412
AGC Inc.	32,500	1,184,730
Aisin Corp.	26,300	781,073
Ajinomoto Co. Inc.	84,800	2,231,595
ANA Holdings Inc.(b)	27,900	520,856
Asahi Group Holdings Ltd.	79,300	2,756,971
Asahi Intecc Co. Ltd.	41,300	764,051
Asahi Kasei Corp.	228,200	1,830,713
Astellas Pharma Inc.	337,900	5,291,982
Azbil Corp.	24,500	737,527
Bandai Namco Holdings Inc.	35,900	2,804,594
Bridgestone Corp.	103,200	4,025,404
Brother Industries Ltd.	50,300	942,191
Canon Inc.	182,300	4,312,820
Capcom Co. Ltd.	33,300	925,658
Central Japan Railway Co.	25,100	2,939,131
Chiba Bank Ltd. (The)	107,200	594,623
Chubu Electric Power Co. Inc.	113,600	1,211,818
Chugai Pharmaceutical Co. Ltd.	118,200	3,320,567
Concordia Financial Group Ltd.	211,100	718,162
CyberAgent Inc.	74,400	742,393
Dai Nippon Printing Co. Ltd.	40,800	900,347
Daifuku Co. Ltd.	17,300	1,103,161
Dai-ichi Life Holdings Inc.	184,400	3,207,615
Daiichi Sankyo Co. Ltd.	317,800	8,426,373
Daikin Industries Ltd.	45,100	7,909,558
Daito Trust Construction Co. Ltd.	10,600	1,004,907
Daiwa House Industry Co. Ltd.	107,900	2,666,001
Daiwa House REIT Investment Corp.	379	912,175
Daiwa Securities Group Inc.	254,300	1,173,906
Denso Corp.	77,600	4,244,337
Dentsu Group Inc.	37,600	1,313,426
Disco Corp.	5,300	1,294,947
East Japan Railway Co.	54,500	2,845,279
Eisai Co. Ltd.	45,400	2,079,085
ENEOS Holdings Inc.	560,500	2,168,239
FANUC Corp.	34,500	5,949,886
Fast Retailing Co. Ltd.	10,500	6,358,698

Security	Shares	Value

Japan (continued)
Fuji Electric Co. Ltd.	22,900	$1,034,299
FUJIFILM Holdings Corp.	63,600	3,632,961
Fujitsu Ltd.	35,400	4,745,807
GLP J-Reit	800	1,052,123
GMO Payment Gateway Inc.	8,200	681,444
Hakuhodo DY Holdings Inc.	43,300	445,369
Hamamatsu Photonics KK	25,400	1,154,198
Hankyu Hanshin Holdings Inc.	41,200	1,195,077
Hikari Tsushin Inc.	3,700	407,696
Hirose Electric Co. Ltd.	7,300	1,048,758
Hitachi Construction Machinery Co. Ltd.	20,100	443,443
Hitachi Ltd.	172,700	8,743,463
Hitachi Metals Ltd.(b)	43,400	667,355
Honda Motor Co. Ltd.	289,600	7,421,631
Hoshizaki Corp.	21,300	635,422
Hoya Corp.	66,400	6,652,725
Hulic Co. Ltd.	68,200	546,970
Ibiden Co. Ltd.	20,500	604,987
Idemitsu Kosan Co. Ltd.	34,872	906,839
Iida Group Holdings Co. Ltd.	25,700	420,771
Inpex Corp.	187,900	2,153,667
Isuzu Motors Ltd.	105,300	1,154,994
Ito En Ltd.	11,200	527,759
ITOCHU Corp.	214,300	6,238,200
Itochu Techno-Solutions Corp.	16,400	439,515
Japan Airlines Co. Ltd.(b)	26,200	453,868
Japan Exchange Group Inc.	94,300	1,499,439
Japan Metropolitan Fund Invest	1,299	1,058,543
Japan Post Bank Co. Ltd.(a)	72,200	577,575
Japan Post Holdings Co. Ltd.	442,700	3,187,365
Japan Post Insurance Co. Ltd.	34,400	556,174
Japan Real Estate Investment Corp.	222	1,072,029
Japan Tobacco Inc.	211,500	3,797,612
JFE Holdings Inc.	85,200	960,617
JSR Corp.	36,300	1,005,435
Kajima Corp.	72,600	828,780
Kakaku.com Inc.	25,600	501,418
Kansai Electric Power Co. Inc. (The)	124,100	1,258,216
Kao Corp.	82,700	3,596,986
KDDI Corp.	292,000	9,362,197
Keio Corp.	18,700	716,025
Keisei Electric Railway Co. Ltd.	25,400	696,387
Keyence Corp.	35,000	13,871,973
Kikkoman Corp.	26,200	1,553,521
Kintetsu Group Holdings Co. Ltd.	30,200	998,018
Kirin Holdings Co. Ltd.	148,100	2,436,001
Kobayashi Pharmaceutical Co. Ltd.	9,700	646,213
Kobe Bussan Co. Ltd.	30,500	869,407
Koei Tecmo Holdings Co. Ltd.	13,700	478,272
Koito Manufacturing Co. Ltd.	19,500	640,998
Komatsu Ltd.	166,600	3,851,521
Konami Group Corp.	16,400	969,329
Kose Corp.	6,300	562,350
Kubota Corp.(a)	185,900	3,086,561
Kurita Water Industries Ltd.	23,100	936,926
Kyocera Corp.	57,400	3,190,801
Kyowa Kirin Co. Ltd.	50,100	1,181,119
Lasertec Corp.	13,500	1,932,796
Lixil Corp.	53,600	1,109,265
M3 Inc.	77,000	2,682,673

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Makita Corp.	38,800	$948,212
Marubeni Corp.	283,300	2,635,332
Mazda Motor Corp.	104,400	880,047
McDonald’s Holdings Co. Japan Ltd.	17,600	660,624
MEIJI Holdings Co. Ltd.	20,590	1,075,004
MINEBEA MITSUMI Inc.	64,200	1,154,838
MISUMI Group Inc.	51,900	1,291,184
Mitsubishi Chemical Group Corp.	225,700	1,269,230
Mitsubishi Corp.	228,900	6,802,742
Mitsubishi Electric Corp.	347,900	3,671,815
Mitsubishi Estate Co. Ltd.	209,400	3,109,926
Mitsubishi HC Capital Inc.	128,100	620,760
Mitsubishi Heavy Industries Ltd.	58,400	2,168,536
Mitsubishi UFJ Financial Group Inc.	2,171,700	12,236,426
Mitsui & Co. Ltd.	258,800	5,709,714
Mitsui Chemicals Inc.	30,900	650,885
Mitsui Fudosan Co. Ltd.	164,000	3,665,304
Mitsui OSK Lines Ltd.	63,100	1,730,259
Mizuho Financial Group Inc.	434,760	5,185,110
MonotaRO Co. Ltd.	51,800	924,906
MS&AD Insurance Group Holdings Inc.	79,200	2,568,562
Murata Manufacturing Co. Ltd.	102,700	5,998,778
NEC Corp.	41,500	1,531,949
Nexon Co. Ltd.	89,100	2,022,757
NGK Insulators Ltd.	45,800	669,881
Nidec Corp.	80,500	5,594,271
Nihon M&A Center Holdings Inc.	59,100	790,878
Nintendo Co. Ltd.	19,900	8,898,744
Nippon Building Fund Inc.	263	1,395,148
Nippon Express Holdings Inc.	13,800	824,624
Nippon Paint Holdings Co. Ltd.	151,700	1,159,621
Nippon Prologis REIT Inc.	387	1,006,396
Nippon Sanso Holdings Corp.	35,300	595,252
Nippon Shinyaku Co. Ltd.	9,300	575,592
Nippon Steel Corp.	154,386	2,297,299
Nippon Telegraph & Telephone Corp.	216,400	6,181,535
Nippon Yusen KK	29,100	2,285,843
Nissan Chemical Corp.	22,300	1,140,269
Nissan Motor Co. Ltd.	419,400	1,594,920
Nisshin Seifun Group Inc.	38,625	475,452
Nissin Foods Holdings Co. Ltd.	14,000	1,013,965
Nitori Holdings Co. Ltd.	14,400	1,523,499
Nitto Denko Corp.	24,900	1,603,442
Nomura Holdings Inc.	529,500	2,020,313
Nomura Real Estate Holdings Inc.	23,200	562,817
Nomura Real Estate Master Fund Inc.	733	918,295
Nomura Research Institute Ltd.	58,600	1,760,596
NTT Data Corp.	108,900	1,648,201
Obayashi Corp.	116,900	859,734
Obic Co. Ltd.	12,100	1,934,423
Odakyu Electric Railway Co. Ltd.	52,600	754,411
Oji Holdings Corp.	142,400	593,688
Olympus Corp.	226,600	4,849,728
Omron Corp.	32,100	1,795,289
Ono Pharmaceutical Co. Ltd.	67,600	1,900,837
Open House Group Co. Ltd.	14,600	636,928
Oracle Corp. Japan	7,200	449,051
Oriental Land Co. Ltd./Japan	36,000	5,465,833
ORIX Corp.	220,800	3,935,058
Osaka Gas Co. Ltd.	71,100	1,278,243

Security	Shares	Value

Japan (continued)
Otsuka Corp.	18,400	$573,817
Otsuka Holdings Co. Ltd.	67,300	2,404,155
Pan Pacific International Holdings Corp.	71,200	1,108,617
Panasonic Holdings Corp.	406,100	3,352,817
Persol Holdings Co. Ltd.	34,400	712,141
Rakuten Group Inc.	156,100	773,872
Recruit Holdings Co. Ltd.	259,800	9,709,514
Renesas Electronics Corp.(b)	228,100	2,172,618
Resona Holdings Inc.	380,100	1,477,162
Ricoh Co. Ltd.	112,100	901,627
Rohm Co. Ltd.	15,300	1,135,422
SBI Holdings Inc/Japan	42,700	866,273
SCSK Corp.	26,900	473,716
Secom Co. Ltd.	36,100	2,411,121
Seiko Epson Corp.	52,500	788,690
Sekisui Chemical Co. Ltd.	70,700	994,711
Sekisui House Ltd.	110,200	1,951,796
Seven & i Holdings Co. Ltd.	136,000	5,543,388
SG Holdings Co. Ltd.	55,000	1,049,649
Sharp Corp./Japan(a)	34,000	273,666
Shimadzu Corp.	42,200	1,501,431
Shimano Inc.	13,300	2,221,715
Shimizu Corp.	98,000	555,527
Shin-Etsu Chemical Co. Ltd.	67,500	8,646,361
Shionogi & Co. Ltd.	47,600	2,441,473
Shiseido Co. Ltd.	70,600	2,904,005
Shizuoka Bank Ltd. (The)	88,300	534,340
SMC Corp.	10,300	5,076,214
SoftBank Corp.	512,300	5,923,341
SoftBank Group Corp.	217,600	9,140,674
Sompo Holdings Inc.	56,400	2,517,200
Sony Group Corp.	230,000	19,510,419
Square Enix Holdings Co. Ltd.	16,700	774,876
Subaru Corp.	109,800	1,910,619
SUMCO Corp.	61,400	859,153
Sumitomo Chemical Co. Ltd.	254,200	998,988
Sumitomo Corp.	202,900	2,852,764
Sumitomo Electric Industries Ltd.	137,800	1,536,303
Sumitomo Metal Mining Co. Ltd.	45,000	1,414,971
Sumitomo Mitsui Financial Group Inc.	232,600	7,297,148
Sumitomo Mitsui Trust Holdings Inc.	60,900	2,000,519
Sumitomo Realty & Development Co. Ltd.	55,200	1,524,241
Suntory Beverage & Food Ltd.	23,300	919,358
Suzuki Motor Corp.	66,300	2,173,270
Sysmex Corp.	29,100	2,037,344
T&D Holdings Inc.	97,000	1,097,850
Taisei Corp.	31,600	1,008,255
Takeda Pharmaceutical Co. Ltd.	270,213	7,928,101
TDK Corp.	70,100	2,207,775
Terumo Corp.	116,400	3,974,314
TIS Inc.	41,400	1,173,861
Tobu Railway Co. Ltd.	36,900	876,186
Toho Co. Ltd./Tokyo	22,500	893,492
Tokio Marine Holdings Inc.	112,900	6,609,157
Tokyo Electric Power Co. Holdings Inc.(b)	277,400	1,091,670
Tokyo Electron Ltd.	26,900	9,258,804
Tokyo Gas Co. Ltd.	72,100	1,416,109
Tokyu Corp.	95,600	1,172,207
Toppan Inc.	49,400	840,563
Toray Industries Inc.	252,000	1,380,289

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toshiba Corp.	70,200	$2,847,840
Tosoh Corp.	47,300	616,565
TOTO Ltd.	23,800	810,672
Toyota Industries Corp.	26,400	1,607,481
Toyota Motor Corp.	1,911,300	31,022,356
Toyota Tsusho Corp.	36,300	1,238,899
Trend Micro Inc/Japan	22,200	1,290,135
Unicharm Corp.	73,300	2,655,090
USS Co. Ltd.	50,300	987,013
Welcia Holdings Co. Ltd.	20,200	451,165
West Japan Railway Co.	39,600	1,454,536
Yakult Honsha Co. Ltd.	23,700	1,443,318
Yamaha Corp.	23,100	985,309
Yamaha Motor Co. Ltd.	50,100	967,788
Yamato Holdings Co. Ltd.	47,200	825,953
Yaskawa Electric Corp.	45,100	1,579,578
Yokogawa Electric Corp.	49,300	874,250
Z Holdings Corp.	477,700	1,688,306
ZOZO Inc.	24,100	520,601

		581,889,801

Kuwait — 0.3%
Agility Public Warehousing Co. KSC	316,215	923,150
Boubyan Bank KSCP	306,425	827,662
Kuwait Finance House KSCP	984,368	2,859,127
Mabanee Co. KPSC	113,325	302,776
Mobile Telecommunications Co. KSCP	485,784	962,417
National Bank of Kuwait SAKP	1,319,141	4,606,739

		10,481,871

Malaysia — 0.4%
Axiata Group Bhd	594,300	383,252
CIMB Group Holdings Bhd	902,700	1,057,571
Dialog Group Bhd	820,900	408,123
DiGi.Com Bhd	731,500	597,368
Genting Bhd	425,600	453,044
Genting Malaysia Bhd	563,200	370,288
Hartalega Holdings Bhd	322,400	198,489
Hong Leong Bank Bhd	149,100	703,527
Hong Leong Financial Group Bhd	100,800	441,710
IHH Healthcare Bhd	555,800	799,170
Inari Amertron Bhd	586,000	378,620
IOI Corp. Bhd	632,700	572,920
Kuala Lumpur Kepong Bhd	85,300	420,127
Malayan Banking Bhd	705,900	1,405,952
Malaysia Airports Holdings Bhd(b)	211,200	296,723
Maxis Bhd(a)	612,100	505,220
MISC Bhd	168,200	272,775
Petronas Chemicals Group Bhd	488,100	975,051
Petronas Dagangan Bhd	61,800	311,048
Petronas Gas Bhd	183,500	707,214
PPB Group Bhd	215,300	787,571
Press Metal Aluminium Holdings Bhd	617,600	675,887
Public Bank Bhd	2,650,000	2,764,758
RHB Bank Bhd	393,595	520,543
Sime Darby Bhd	511,200	269,338
Sime Darby Plantation Bhd	422,700	414,213
Telekom Malaysia Bhd	131,500	168,071
Tenaga Nasional Bhd	418,100	775,982
Top Glove Corp. Bhd(b)	851,300	184,778

		17,819,333

Security	Shares	Value

Mexico — 0.6%
America Movil SAB de CV, Series L, NVS	5,353,500	$5,094,695
Arca Continental SAB de CV	51,300	355,354
Cemex SAB de CV, NVS(b)	3,000,408	1,211,320
Coca-Cola Femsa SAB de CV	40,100	242,778
Fibra Uno Administracion SA de CV	636,500	649,754
Fomento Economico Mexicano SAB de CV	360,600	2,247,039
Gruma SAB de CV, Class B	25,395	315,782
Grupo Aeroportuario del Pacifico SAB de CV, Class B	56,900	771,488
Grupo Aeroportuario del Sureste SAB de CV, Class B	42,730	804,902
Grupo Bimbo SAB de CV, Series A	279,200	986,660
Grupo Carso SAB de CV, Series A1	70,900	276,533
Grupo Financiero Banorte SAB de CV, Class O	475,700	2,706,651
Grupo Financiero Inbursa SAB de CV, Class O(b)	525,300	967,343
Grupo Mexico SAB de CV, Series B	601,029	2,376,343
Grupo Televisa SAB, CPO	465,400	733,755
Industrias Penoles SAB de CV	30,590	307,738
Kimberly-Clark de Mexico SAB de CV, Class A	388,100	571,522
Operadora De Sites Mexicanos SAB de CV	161,000	188,441
Orbia Advance Corp. SAB de CV	168,400	371,404
Promotora y Operadora de Infraestructura SAB de CV	17,130	123,558
Wal-Mart de Mexico SAB de CV	988,100	3,579,078

		24,882,138

Netherlands — 2.9%
ABN AMRO Bank NV, CVA(c)	76,945	784,677
Adyen NV(b)(c)	3,751	6,747,193
Aegon NV	322,396	1,416,029
AerCap Holdings NV(b)	24,416	1,095,302
Akzo Nobel NV	34,037	2,290,707
Argenx SE(b)	8,738	3,192,004
ASM International NV	8,792	2,700,653
ASML Holding NV	73,438	42,209,069
Davide Campari-Milano NV	93,835	1,041,743
Euronext NV(c)	15,514	1,264,058
EXOR NV	20,275	1,425,990
Heineken Holding NV	21,565	1,704,039
Heineken NV	46,732	4,607,159
IMCD NV	10,335	1,655,139
ING Groep NV	715,175	6,947,084
Just Eat Takeaway.com NV(b)(c)	34,363	629,848
Koninklijke Ahold Delhaize NV	187,894	5,174,361
Koninklijke DSM NV	31,948	5,116,442
Koninklijke KPN NV	644,773	2,127,100
Koninklijke Philips NV	159,154	3,293,891
NN Group NV	48,007	2,252,603
OCI NV	19,065	661,873
Prosus NV, Class N	151,236	9,865,879
Randstad NV	21,274	1,075,251
Universal Music Group NV	131,386	2,974,119
Wolters Kluwer NV	48,290	5,244,403

		117,496,616

New Zealand — 0.2%
Auckland International Airport Ltd.(b)	228,695	1,073,882
Fisher & Paykel Healthcare Corp. Ltd.	95,334	1,274,866
Mercury NZ Ltd.	112,036	428,528
Meridian Energy Ltd.	213,089	668,725
Spark New Zealand Ltd.	411,841	1,324,306
Xero Ltd.(b)	24,000	1,581,088

		6,351,395

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.5%
Adevinta ASA(b)	55,356	$420,947
Aker BP ASA	52,970	1,840,514
DNB Bank ASA	174,282	3,437,846
Equinor ASA	179,461	6,909,945
Gjensidige Forsikring ASA	46,724	977,268
Mowi ASA	77,549	1,789,450
Norsk Hydro ASA	252,678	1,711,952
Orkla ASA	138,902	1,199,040
Salmar ASA	11,394	816,137
Telenor ASA	116,567	1,415,607
Yara International ASA	33,390	1,422,993

		21,941,699

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	32,820	178,541
Credicorp Ltd.	12,713	1,645,062
Southern Copper Corp.	14,677	730,915

		2,554,518

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	288,830	298,887
ACEN Corp.	1,977,470	300,708
Ayala Corp.	36,090	406,459
Ayala Land Inc.	1,600,620	734,581
Bank of the Philippine Islands	303,616	512,472
BDO Unibank Inc.	372,090	807,697
Globe Telecom Inc.	3,265	122,163
GT Capital Holdings Inc.	13,910	114,502
International Container Terminal Services Inc.	223,620	787,806
JG Summit Holdings Inc.	751,120	701,633
Jollibee Foods Corp.	115,970	423,438
Metro Pacific Investments Corp.	1,820,000	121,867
Metropolitan Bank & Trust Co.	636,198	561,172
Monde Nissin Corp.(b)(c)	1,364,100	352,660
PLDT Inc.	17,210	519,319
SM Investments Corp.	36,055	507,700
SM Prime Holdings Inc.	2,027,000	1,347,092
Universal Robina Corp.	111,110	223,752

		8,843,908

Poland — 0.2%
Allegro.eu SA (b)(c)	63,047	342,907
Bank Polska Kasa Opieki SA	31,365	496,762
CD Projekt SA	12,477	245,362
Cyfrowy Polsat SA	79,245	341,567
Dino Polska SA(b)(c)	7,565	591,505
KGHM Polska Miedz SA	26,758	670,762
LPP SA	188	402,782
mBank SA(b)	2,587	123,749
Orange Polska SA	74,090	96,143
PGE Polska Grupa Energetyczna SA(b)	134,195	300,023
Polski Koncern Naftowy ORLEN SA	53,558	874,866
Polskie Gornictwo Naftowe i Gazownictwo SA(b)	340,999	509,555
Powszechna Kasa Oszczednosci Bank Polski SA(b)	150,959	854,351
Powszechny Zaklad Ubezpieczen SA	97,952	641,666
Santander Bank Polska SA	8,296	421,253

		6,913,253

Portugal — 0.1%
EDP - Energias de Portugal SA	529,735	2,679,878
Galp Energia SGPS SA	95,083	1,003,656
Jeronimo Martins SGPS SA	47,623	1,102,327

		4,785,861

Security	Shares	Value

Qatar — 0.3%
Barwa Real Estate Co.	298,500	$292,735
Commercial Bank PSQC (The)	485,260	967,217
Industries Qatar QSC	290,072	1,351,100
Masraf Al Rayan QSC	1,046,959	1,253,862
Mesaieed Petrochemical Holding Co.	791,706	588,937
Ooredoo QPSC	223,574	567,405
Qatar Electricity & Water Co. QSC	128,076	644,007
Qatar Fuel QSC	91,366	442,043
Qatar International Islamic Bank QSC	91,702	295,919
Qatar Islamic Bank SAQ	256,454	1,791,134
Qatar National Bank QPSC	815,639	4,469,426

		12,663,785

Russia — 0.0%
Alrosa PJSC(d)	504,040	81
Gazprom PJSC(b)(d)	2,086,234	334
Inter RAO UES PJSC(d)	5,597,000	897
LUKOIL PJSC(b)(d)	71,534	11
Magnit PJSC(d)	10,825	2
Magnit PJSC, GDR(d)	4	—
MMC Norilsk Nickel PJSC(d)	11,400	2
Mobile TeleSystems PJSC(d)	193,438	31
Moscow Exchange MICEX-Rates PJSC(b)(d)	287,200	46
Novatek PJSC, GDR(d)	16,226	162
Novolipetsk Steel PJSC(d)	223,890	36
Ozon Holdings PLC, GDR(b)(d)	8,288	1
PhosAgro PJSC(b)(d)	187	2
PhosAgro PJSC, GDR(d)	28,993	290
Polymetal International PLC(d)	52,614	8
Polyus PJSC(d)	5,198	1
Rosneft Oil Co. PJSC(d)	165,180	27
Sberbank of Russia PJSC(b)(d)	1,882,550	302
Severstal PAO(b)(d)	30,098	5
Surgutneftegas PJSC(d)	1,575,550	253
Tatneft PJSC(d)	206,881	33
TCS Group Holding PLC, GDR(b)(d)	20,990	3
United Co. RUSAL International PJSC(b)(d)	563,790	90
VK Co. Ltd.(b)(d)	21,979	4
VTB Bank PJSC(d)	493,800,000	79
X5 Retail Group NV, GDR(d)(e)	16,185	3
Yandex NV(b)(d)	54,504	9

		2,712

Saudi Arabia — 1.3%
ACWA Power Co.	13,781	644,400
Advanced Petrochemical Co.	32,146	421,575
Al Rajhi Bank	367,660	8,858,813
Alinma Bank	183,671	1,873,862
Almarai Co. JSC	22,336	311,559
Arab National Bank	115,727	957,119
Bank AlBilad(b)	117,666	1,558,445
Bank Al-Jazira	92,522	651,914
Banque Saudi Fransi	126,997	1,740,870
Bupa Arabia for Cooperative Insurance Co.	9,260	397,638
Dar Al Arkan Real Estate Development Co.(b)	80,350	271,374
Dr Sulaiman Al Habib Medical Services Group Co.	14,192	778,676
Elm Co.	6,833	543,991
Emaar Economic City(b)	44,738	121,272
Etihad Etisalat Co.	70,959	716,481
Jarir Marketing Co.	20,507	893,527
Mouwasat Medical Services Co.	8,065	531,032

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
National Industrialization Co.(b)	52,344	$232,207
Rabigh Refining & Petrochemical Co.(b)	79,475	394,823
Riyad Bank	246,230	2,397,651
SABIC Agri-Nutrients Co.	41,688	1,487,672
Sahara International Petrochemical Co.	84,124	1,073,674
Saudi Arabian Mining Co.(b)	172,845	2,628,269
Saudi Arabian Oil Co.(c)	406,425	4,343,634
Saudi Basic Industries Corp.	157,791	4,204,078
Saudi British Bank (The)	145,659	1,639,787
Saudi Electricity Co.	195,999	1,297,091
Saudi Industrial Investment Group	52,301	390,445
Saudi Investment Bank (The)	82,254	461,077
Saudi Kayan Petrochemical Co.(b)	120,189	488,527
Saudi National Bank (The)	390,102	7,322,893
Saudi Research & Media Group(b)	6,344	328,131
Saudi Telecom Co.	102,643	2,759,926
Savola Group (The)	35,892	319,282
Yanbu National Petrochemical Co.	43,229	574,782

		53,616,497

Singapore — 0.9%
Ascendas Real Estate Investment Trust	598,777	1,288,843
BOC Aviation Ltd.(c)	32,300	274,893
CapitaLand Integrated Commercial Trust	977,821	1,544,683
Capitaland Investment Ltd/Singapore	420,000	1,195,038
City Developments Ltd.	62,800	352,825
DBS Group Holdings Ltd.	326,900	7,459,317
Genting Singapore Ltd.	1,157,200	675,849
Grab Holdings Ltd., Class A(a)(b)	198,225	584,764
Keppel Corp. Ltd.	278,600	1,391,936
Mapletree Commercial Trust	381,300	525,230
Mapletree Logistics Trust	529,097	675,283
Oversea-Chinese Banking Corp. Ltd.	606,675	5,141,387
Sea Ltd., ADR(a)(b)	64,756	4,942,178
Singapore Airlines Ltd.(b)	258,950	1,024,445
Singapore Exchange Ltd.	121,400	870,267
Singapore Technologies Engineering Ltd.	283,200	825,743
Singapore Telecommunications Ltd.	1,492,100	2,821,670
United Overseas Bank Ltd.	216,400	4,317,468
UOL Group Ltd.	70,400	380,363
Venture Corp. Ltd.	57,300	730,014
Wilmar International Ltd.	349,600	1,018,702

		38,040,898

South Africa — 1.0%
Absa Group Ltd.	136,311	1,396,846
Anglo American Platinum Ltd.	10,598	812,978
AngloGold Ashanti Ltd.	80,226	1,182,462
Aspen Pharmacare Holdings Ltd.	80,140	702,365
Bid Corp. Ltd.	69,815	1,285,403
Bidvest Group Ltd. (The)	66,772	858,876
Capitec Bank Holdings Ltd.	14,562	1,749,999
Clicks Group Ltd.	52,513	884,095
Discovery Ltd.(b)	90,010	695,556
Exxaro Resources Ltd.	59,355	721,473
FirstRand Ltd.	926,803	3,666,222
Gold Fields Ltd.	167,267	1,547,036
Growthpoint Properties Ltd.	809,370	659,866
Harmony Gold Mining Co. Ltd.	117,215	374,434
Impala Platinum Holdings Ltd.	151,690	1,681,865
Kumba Iron Ore Ltd.	11,489	342,380

Security	Shares	Value

South Africa (continued)
Mr. Price Group Ltd.	56,655	$616,862
MTN Group Ltd.	317,366	2,663,584
MultiChoice Group	72,415	518,582
Naspers Ltd., Class N	39,805	5,623,906
Nedbank Group Ltd.	71,530	935,022
NEPI Rockcastle S.A.	89,182	491,948
Northam Platinum Holdings Ltd.(b)	72,418	768,711
Old Mutual Ltd.	914,207	623,568
Reinet Investments SCA	24,680	429,108
Remgro Ltd.	95,286	784,642
Sanlam Ltd.	281,916	925,858
Sasol Ltd.(b)	107,534	2,258,942
Shoprite Holdings Ltd.	89,565	1,211,814
Sibanye Stillwater Ltd.	478,793	1,176,173
SPAR Group Ltd. (The)	22,459	181,429
Standard Bank Group Ltd.	227,409	2,190,893
Vodacom Group Ltd.	103,992	864,029
Woolworths Holdings Ltd.	225,047	717,783

		41,544,710

South Korea — 3.2%
Alteogen Inc.(b)	6,929	349,400
Amorepacific Corp.	5,595	556,811
AMOREPACIFIC Group	7,503	213,509
BGF retail Co. Ltd.(a)	1,851	257,868
Celltrion Healthcare Co. Ltd.	17,435	973,613
Celltrion Inc.	18,134	2,654,916
Celltrion Pharm Inc.(b)	3,855	251,740
Cheil Worldwide Inc.	6,115	107,379
CJ CheilJedang Corp.	2,015	607,349
CJ Corp.	3,698	227,237
CJ ENM Co. Ltd.	2,229	174,842
CJ Logistics Corp.(b)	888	79,696
Coway Co. Ltd.	10,797	532,630
DB Insurance Co. Ltd.	10,790	502,169
Doosan Bobcat Inc.	7,784	186,969
Doosan Enerbility Co. Ltd.	70,956	1,029,426
Ecopro BM Co. Ltd.(a)	9,780	904,382
E-MART Inc.	3,768	328,381
F&F Co. Ltd./New	3,305	381,488
Green Cross Corp.	1,109	147,866
GS Engineering & Construction Corp.	9,380	215,640
GS Holdings Corp.	8,060	258,359
Hana Financial Group Inc.	51,061	1,463,229
Hankook Tire & Technology Co. Ltd.	17,177	460,440
Hanmi Pharm Co. Ltd.	1,536	366,070
Hanon Systems	28,015	229,951
Hanwha Solutions Corp.(b)	20,157	681,011
HD Hyundai Co. Ltd.	11,406	500,147
HLB Inc.(b)	21,199	687,355
HMM Co. Ltd.	50,063	961,228
Hotel Shilla Co. Ltd.	6,877	380,909
HYBE Co. Ltd.(b)	3,260	442,682
Hyundai Engineering & Construction Co. Ltd.	15,436	501,923
Hyundai Glovis Co. Ltd.	3,753	526,743
Hyundai Mobis Co. Ltd.	11,662	2,052,595
Hyundai Motor Co.	25,141	3,801,650
Hyundai Steel Co.	18,071	475,341
Iljin Materials Co. Ltd.	4,764	270,773
Industrial Bank of Korea	55,268	399,992
Kakao Corp.	57,535	3,322,432

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kakao Games Corp.(b)	6,862	$268,990
KakaoBank Corp.(b)	19,668	469,102
Kangwon Land Inc.(b)	22,242	444,590
KB Financial Group Inc.	73,198	2,722,375
Kia Corp.	47,986	3,004,278
Korea Aerospace Industries Ltd.	17,223	757,457
Korea Electric Power Corp.(b)	46,119	794,303
Korea Investment Holdings Co. Ltd.	7,896	384,208
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	7,960	520,167
Korea Zinc Co. Ltd.	1,608	591,156
Korean Air Lines Co. Ltd.(b)	29,434	575,116
Krafton Inc.(b)	4,203	758,501
KT&G Corp.	17,745	1,118,450
Kumho Petrochemical Co. Ltd.	2,949	294,588
L&F Co. Ltd.(b)	4,603	814,525
LG Chem Ltd.	8,776	4,087,461
LG Corp.	17,600	1,098,517
LG Display Co. Ltd.	45,706	540,351
LG Electronics Inc.	20,020	1,460,305
LG Energy Solution(a)(b)	3,837	1,251,181
LG H&H Co. Ltd.	1,607	965,854
LG Innotek Co. Ltd.	2,572	721,136
LG Uplus Corp.	22,753	219,250
Lotte Chemical Corp.	2,944	400,553
Lotte Shopping Co. Ltd.	1,736	127,716
Meritz Securities Co. Ltd.	64,729	241,593
Mirae Asset Securities Co. Ltd.	51,832	263,403
NAVER Corp.(a)	22,911	4,583,145
NCSoft Corp.	3,075	883,414
Netmarble Corp.(c)	4,617	256,772
NH Investment & Securities Co. Ltd.	3,839	29,430
Orion Corp./Republic of Korea	5,639	436,551
Pan Ocean Co. Ltd.	58,690	255,474
Pearl Abyss Corp.(b)	6,796	279,981
POSCO Chemical Co. Ltd.	5,310	538,920
POSCO Holdings Inc.	12,843	2,398,531
S-1 Corp.	2,714	133,192
Samsung Biologics Co. Ltd.(b)(c)	3,224	2,147,399
Samsung C&T Corp.	14,186	1,316,939
Samsung Electro-Mechanics Co. Ltd.	10,264	1,130,265
Samsung Electronics Co. Ltd.	860,715	40,742,066
Samsung Engineering Co. Ltd.(b)	29,559	447,418
Samsung Fire & Marine Insurance Co. Ltd.	5,745	872,791
Samsung Heavy Industries Co. Ltd.(b)	120,787	523,637
Samsung Life Insurance Co. Ltd.	13,674	639,216
Samsung SDI Co. Ltd.	10,076	4,428,901
Samsung SDS Co. Ltd.	6,856	719,109
Samsung Securities Co. Ltd.	11,784	317,850
Seegene Inc.	7,748	237,643
Shinhan Financial Group Co. Ltd.	75,805	2,087,610
SK Biopharmaceuticals Co. Ltd.(b)	7,192	432,389
SK Bioscience Co. Ltd.(a)(b)	4,492	422,801
SK Chemicals Co. Ltd.	2,238	181,436
SK Hynix Inc.	98,845	7,472,365
SK IE Technology Co. Ltd.(b)(c)	4,780	302,595
SK Inc.	6,811	1,155,292
SK Innovation Co. Ltd.(b)	9,638	1,396,288
SK Square Co. Ltd.(b)	18,085	595,501
SK Telecom Co. Ltd.	6,071	250,583
SKC Co. Ltd.	4,391	461,530

Security	Shares	Value

South Korea (continued)
S-Oil Corp.	9,294	$662,433
Woori Financial Group Inc.	87,509	803,043
Yuhan Corp.	13,146	585,259

		133,489,036

Spain — 1.5%
Acciona SA	3,492	718,551
ACS Actividades de Construccion y Servicios SA	49,736	1,195,537
Aena SME SA(b)(c)	12,406	1,569,230
Amadeus IT Group SA(b)	82,749	4,825,111
Banco Bilbao Vizcaya Argentaria SA	1,208,679	5,477,333
Banco Santander SA	3,135,807	7,845,383
CaixaBank SA	821,678	2,467,280
Cellnex Telecom SA(c)	93,359	4,175,862
EDP Renovaveis SA	51,602	1,342,131
Enagas SA	22,741	448,877
Endesa SA	59,820	1,096,466
Ferrovial SA	99,843	2,673,608
Grifols SA(a)	54,138	789,961
Iberdrola SA	1,063,507	11,356,631
Iberdrola SA, NVS	29,542	314,916
Industria de Diseno Textil SA	202,056	4,907,325
Naturgy Energy Group SA(a)	31,771	931,910
Red Electrica Corp. SA	64,486	1,267,819
Repsol SA	263,587	3,283,834
Siemens Gamesa Renewable Energy SA(b)	48,079	884,618
Telefonica SA	971,008	4,334,279

		61,906,662

Sweden — 2.1%
Alfa Laval AB	55,369	1,655,633
Assa Abloy AB, Class B	186,907	4,415,869
Atlas Copco AB, Class A	482,489	5,639,987
Atlas Copco AB, Class B	293,725	3,051,124
Boliden AB	48,482	1,620,213
Electrolux AB, Class B	43,223	623,441
Embracer Group AB(a)(b)	111,957	853,171
Epiroc AB, Class A	127,292	2,250,737
Epiroc AB, Class B	66,808	1,061,150
EQT AB	55,331	1,501,866
Essity AB, Class B	112,449	2,862,398
Evolution AB(c)	32,545	3,157,867
Fastighets AB Balder, Class B(b)	121,680	777,301
Getinge AB, Class B	44,368	1,001,205
H & M Hennes & Mauritz AB, Class B	133,664	1,710,169
Hexagon AB, Class B	357,988	4,215,145
Holmen AB, Class B	14,938	613,831
Husqvarna AB, Class B	94,503	753,164
Industrivarden AB, Class A	24,643	642,986
Industrivarden AB, Class C	26,210	676,224
Indutrade AB	49,982	1,174,755
Investment AB Latour, Class B	29,344	730,118
Investor AB, Class A	58,596	1,204,750
Investor AB, Class B	369,356	6,892,818
Kinnevik AB, Class B(b)	45,383	817,433
L E Lundbergforetagen AB, Class B	12,793	607,149
Lifco AB, Class B	45,561	886,890
Nibe Industrier AB, Class B	265,830	2,677,999
Sagax AB, Class B	35,858	924,136
Sandvik AB	202,840	3,737,566
Securitas AB, Class B	51,896	524,789

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Sinch AB(a)(b)(c)	104,009	$263,703
Skandinaviska Enskilda Banken AB, Class A	294,210	3,187,302
Skanska AB, Class B	61,903	1,056,062
SKF AB, Class B	58,821	989,924
Svenska Cellulosa AB SCA, Class B	113,978	1,666,310
Svenska Handelsbanken AB, Class A	260,093	2,338,733
Swedbank AB, Class A	161,419	2,235,678
Swedish Match AB	293,123	3,068,564
Swedish Orphan Biovitrum AB(b)	29,676	651,714
Tele2 AB, Class B	99,596	1,137,748
Telefonaktiebolaget LM Ericsson, Class B	533,365	4,056,904
Telia Co. AB	455,052	1,681,120
Volvo AB, Class B	285,338	5,122,965
Volvo Car AB, Class B(a)(b)	101,801	757,987

		87,476,598

Switzerland — 6.7%
ABB Ltd., Registered	298,264	9,067,106
Adecco Group AG, Registered	28,850	1,016,299
Alcon Inc.	93,959	7,394,957
Bachem Holding AG, Class A	6,250	421,459
Baloise Holding AG, Registered	7,963	1,268,737
Barry Callebaut AG, Registered	585	1,296,162
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	191	2,112,204
Chocoladefabriken Lindt & Spruengli AG, Registered	19	2,191,120
Cie. Financiere Richemont SA, Class A, Registered	95,406	11,503,817
Clariant AG, Registered	37,067	694,470
Coca-Cola HBC AG, Class DI	36,352	894,681
Credit Suisse Group AG, Registered	489,066	2,844,685
EMS-Chemie Holding AG, Registered	1,198	951,313
Geberit AG, Registered	6,755	3,557,701
Givaudan SA, Registered	1,661	5,806,120
Holcim AG	94,936	4,451,420
Julius Baer Group Ltd.	40,135	2,075,383
Kuehne + Nagel International AG, Registered	10,001	2,693,483
Logitech International SA, Registered	31,923	1,796,057
Lonza Group AG, Registered	13,599	8,264,810
Nestle SA, Registered	504,738	61,844,170
Novartis AG, Registered	394,533	33,902,075
Partners Group Holding AG	4,202	4,587,516
Roche Holding AG, Bearer	5,918	2,412,559
Roche Holding AG, NVS	125,315	41,605,146
Schindler Holding AG, Participation Certificates, NVS	7,604	1,486,269
Schindler Holding AG, Registered	3,869	734,672
SGS SA, Registered	1,053	2,569,812
Siemens Energy AG(b)	71,901	1,194,814
Sika AG, Registered	26,110	6,451,453
Sonova Holding AG, Registered	10,121	3,645,400
STMicroelectronics NV	124,499	4,711,481
Straumann Holding AG	20,139	2,723,810
Swatch Group AG (The), Bearer	5,589	1,487,886
Swatch Group AG (The), Registered	8,721	435,515
Swiss Life Holding AG, Registered	6,003	3,180,007
Swiss Prime Site AG, Registered	14,747	1,342,915
Swiss Re AG	54,363	4,079,225
Swisscom AG, Registered	4,693	2,537,211
Temenos AG, Registered	12,072	958,185
UBS Group AG, Registered	637,665	10,419,652
VAT Group AG(c)	5,049	1,470,124
Vifor Pharma AG (b)	8,881	1,551,621

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	27,087	$11,824,243

		277,457,745

Taiwan — 4.2%
Accton Technology Corp.	109,000	909,700
Acer Inc.	598,792	454,320
Advantech Co. Ltd.	65,793	756,901
Airtac International Group	26,928	738,143
ASE Technology Holding Co. Ltd.	585,762	1,706,935
Asia Cement Corp.	362,440	502,924
ASMedia Technology Inc.	8,000	262,325
Asustek Computer Inc.	116,000	1,094,301
AUO Corp.	1,530,000	687,030
Catcher Technology Co. Ltd.	120,000	685,371
Cathay Financial Holding Co. Ltd.	1,414,281	2,157,565
Chailease Holding Co. Ltd.	242,827	1,726,928
Chang Hwa Commercial Bank Ltd.	827,808	492,907
Cheng Shin Rubber Industry Co. Ltd.	371,000	440,283
China Development Financial Holding Corp.	2,947,358	1,275,884
China Steel Corp.	2,128,288	1,981,577
Chunghwa Telecom Co. Ltd.	685,000	2,779,469
Compal Electronics Inc.	734,000	560,540
CTBC Financial Holding Co. Ltd.	3,016,036	2,317,129
Delta Electronics Inc.	348,000	3,026,597
E Ink Holdings Inc.	169,000	1,111,815
E.Sun Financial Holding Co. Ltd.	2,296,113	2,116,529
Eclat Textile Co. Ltd.	35,000	478,539
eMemory Technology Inc.	14,000	556,535
Evergreen Marine Corp. Taiwan Ltd.	470,000	1,510,288
Far Eastern New Century Corp.	535,000	544,331
Far EasTone Telecommunications Co. Ltd.	283,000	713,520
Feng TAY Enterprise Co. Ltd.	82,600	462,735
First Financial Holding Co. Ltd.	1,905,817	1,721,492
Formosa Chemicals & Fibre Corp.	633,340	1,484,749
Formosa Petrochemical Corp.	229,000	647,589
Formosa Plastics Corp.	678,960	2,094,137
Fubon Financial Holding Co. Ltd.	1,269,330	2,384,325
Giant Manufacturing Co. Ltd.	61,000	499,089
Globalwafers Co. Ltd.	43,000	651,378
Hon Hai Precision Industry Co. Ltd.	2,280,377	8,334,198
Hotai Motor Co. Ltd.	50,000	1,012,647
Hua Nan Financial Holdings Co. Ltd.	1,567,243	1,212,444
Innolux Corp.	1,737,688	601,816
Inventec Corp.	534,000	424,125
Largan Precision Co. Ltd.	17,000	1,192,426
Lite-On Technology Corp.	385,000	844,764
MediaTek Inc.	271,000	6,243,861
Mega Financial Holding Co. Ltd.	1,971,195	2,335,103
Micro-Star International Co. Ltd.	136,000	538,410
momo.com Inc.	13,200	361,827
Nan Ya Plastics Corp.	919,840	2,072,964
Nan Ya Printed Circuit Board Corp.	50,000	405,088
Nanya Technology Corp.	248,000	435,696
Nien Made Enterprise Co. Ltd.	45,000	432,266
Novatek Microelectronics Corp.	102,000	908,697
Parade Technologies Ltd.	16,000	602,534
Pegatron Corp.	348,000	724,461
Pou Chen Corp.	391,000	351,074
Powerchip Semiconductor Manufacturing Corp.	511,000	605,714
President Chain Store Corp.	76,000	718,610
Quanta Computer Inc.	506,000	1,436,502

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Realtek Semiconductor Corp.	81,000	$931,479
Ruentex Development Co. Ltd.	298,000	547,516
Shanghai Commercial & Savings Bank Ltd. (The)	555,000	931,685
Shin Kong Financial Holding Co. Ltd.	2,368,983	677,172
Silergy Corp.	58,000	1,085,433
SinoPac Financial Holdings Co. Ltd.	2,005,600	1,135,933
Synnex Technology International Corp.	281,750	522,694
Taishin Financial Holding Co. Ltd.	1,928,723	1,015,283
Taiwan Cement Corp.	953,553	1,237,396
Taiwan Cooperative Financial Holding Co. Ltd.	1,877,167	1,721,055
Taiwan High Speed Rail Corp.	378,000	369,420
Taiwan Mobile Co. Ltd.	234,000	794,076
Taiwan Semiconductor Manufacturing Co. Ltd.	4,438,000	76,109,770
Unimicron Technology Corp.	224,000	1,194,972
Uni-President Enterprises Corp.	789,972	1,859,700
United Microelectronics Corp.	2,177,000	2,928,629
Vanguard International Semiconductor Corp.	179,000	431,128
Voltronic Power Technology Corp.	16,000	785,875
Walsin Lihwa Corp.	482,000	548,340
Wan Hai Lines Ltd.	134,435	483,055
Win Semiconductors Corp.	77,000	409,031
Winbond Electronics Corp.	680,000	529,395
Wiwynn Corp.	20,000	494,730
WPG Holdings Ltd.	368,000	618,301
Yageo Corp.	74,000	854,408
Yang Ming Marine Transport Corp.	316,000	952,988
Yuanta Financial Holding Co. Ltd.	1,736,829	1,164,193
Zhen Ding Technology Holding Ltd.	141,000	534,059

		174,196,823

Thailand — 0.5%
Advanced Info Service PCL, NVDR(a)	239,600	1,316,992
Airports of Thailand PCL, NVDR(b)	860,400	1,657,811
Asset World Corp. PCL, NVDR	1,736,000	238,704
B Grimm Power PCL, NVDR(a)	276,400	287,193
Bangkok Commercial Asset Management PCL, NVDR(a)	541,900	250,870
Bangkok Dusit Medical Services PCL, NVDR	1,802,600	1,318,315
Bangkok Expressway & Metro PCL, NVDR	2,720,700	646,330
Berli Jucker PCL, NVDR	355,100	315,050
BTS Group Holdings PCL, NVDR	3,075,000	724,444
Central Pattana PCL, NVDR	519,300	904,541
Charoen Pokphand Foods PCL, NVDR(a)	1,115,700	766,837
CP ALL PCL, NVDR	1,118,200	1,870,901
Delta Electronics Thailand PCL, NVDR	62,600	812,484
Global Power Synergy PCL, NVDR(a)	182,300	338,164
Indorama Ventures PCL, NVDR	468,988	561,365
Intouch Holdings PCL, NVDR	260,700	500,818
Krungthai Card PCL, NVDR(a)	242,100	381,033
Land & Houses PCL, NVDR	1,592,700	369,462
Minor International PCL, NVDR(b)	730,520	671,907
Osotspa PCL, NVDR	340,300	290,602
PTT Exploration & Production PCL, NVDR	264,399	1,188,750
PTT Global Chemical PCL, NVDR	436,701	530,344
PTT Public Company Ltd., NVDR	2,052,800	1,956,213
SCB X PCL, NVS	235,200	648,541
Siam Cement PCL (The), NVDR	138,000	1,404,196
Srisawad Corp. PCL, NVDR(a)	230,000	316,388
Thai Oil PCL, NVDR	462,800	654,164

Security	Shares	Value

Thailand (continued)
True Corp. PCL, NVDR	3,126,534	$405,608

		21,328,027

Turkey — 0.1%
Akbank TAS	445,571	214,622
Aselsan Elektronik Sanayi Ve Ticaret AS	121,957	151,276
BIM Birlesik Magazalar AS	85,634	440,203
Eregli Demir ve Celik Fabrikalari TAS	297,963	461,551
Ford Otomotiv Sanayi AS	14,621	248,730
KOC Holding AS	178,018	367,961
Turkcell Iletisim Hizmetleri AS	216,428	205,639
Turkiye Is Bankasi AS, Class C	470,939	138,035
Turkiye Petrol Rafinerileri AS(b)	24,861	372,400
Turkiye Sise ve Cam Fabrikalari AS	378,112	460,492

		3,060,909

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	587,583	1,460,473
Abu Dhabi Islamic Bank PJSC	250,949	621,908
Abu Dhabi National Oil Co. for Distribution PJSC	513,268	598,516
Aldar Properties PJSC	830,179	1,109,049
Emaar Properties PJSC	845,686	1,269,115
Emirates NBD Bank PJSC	401,915	1,512,648
Emirates Telecommunications Group Co. PJSC	627,769	4,768,385
First Abu Dhabi Bank PJSC	778,833	4,121,970

		15,462,064

United Kingdom — 9.4%
3i Group PLC	173,576	2,696,980
abrdn PLC	416,796	845,022
Admiral Group PLC	32,707	764,414
Anglo American PLC	228,056	8,243,050
Antofagasta PLC	68,197	970,353
Ashtead Group PLC	81,546	4,590,201
Associated British Foods PLC	65,476	1,337,371
AstraZeneca PLC	279,484	36,763,663
Auto Trader Group PLC(c)	179,820	1,386,325
AVEVA Group PLC	21,596	624,783
Aviva PLC	524,419	2,539,669
BAE Systems PLC	582,364	5,473,487
Barclays PLC	3,075,088	5,890,524
Barratt Developments PLC	192,124	1,178,046
Berkeley Group Holdings PLC	20,567	1,065,853
BP PLC	3,520,627	17,230,863
British American Tobacco PLC	393,878	15,433,571
British Land Co. PLC (The)	176,599	1,061,843
BT Group PLC	1,296,770	2,560,242
Bunzl PLC	62,977	2,363,568
Burberry Group PLC	76,058	1,672,025
CNH Industrial NV	195,104	2,513,458
Coca-Cola Europacific Partners PLC	38,419	2,079,236
Compass Group PLC	321,368	7,531,720
Croda International PLC	25,404	2,323,196
DCC PLC	18,595	1,214,055
Diageo PLC	415,670	19,691,060
Entain PLC(b)	107,621	1,583,649
Experian PLC	167,826	5,875,966
Ferguson PLC	39,656	4,988,673
GSK PLC	730,752	15,353,248
Haleon PLC(b)	913,440	3,245,945
Halma PLC	68,889	1,940,112
Hargreaves Lansdown PLC	63,114	653,404

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Hikma Pharmaceuticals PLC	27,631	$584,036
HSBC Holdings PLC	3,664,377	22,953,500
Imperial Brands PLC	168,607	3,701,991
Informa PLC(b)	264,986	1,927,149
InterContinental Hotels Group PLC	32,947	1,952,936
Intertek Group PLC	29,353	1,568,777
J Sainsbury PLC	332,034	895,685
JD Sports Fashion PLC	466,413	740,833
Johnson Matthey PLC	34,349	898,037
Kingfisher PLC	390,380	1,235,112
Land Securities Group PLC	114,427	1,022,523
Legal & General Group PLC	1,023,496	3,268,552
Lloyds Banking Group PLC	12,792,395	7,082,613
London Stock Exchange Group PLC	59,139	5,771,533
M&G PLC	476,604	1,242,364
Melrose Industries PLC	805,346	1,585,291
Mondi PLC	89,041	1,689,750
National Grid PLC	646,356	8,900,059
NatWest Group PLC	957,429	2,907,957
Next PLC	24,514	2,040,834
NMC Health PLC, NVS(d)	14,180	—
Ocado Group PLC(a)(b)	95,880	985,671
Pearson PLC	131,963	1,221,351
Persimmon PLC	60,234	1,389,370
Phoenix Group Holdings PLC	84,781	667,957
Prudential PLC	488,404	6,024,163
Reckitt Benckiser Group PLC	128,701	10,439,547
RELX PLC	349,395	10,345,390
Rentokil Initial PLC	348,845	2,303,409
Rolls-Royce Holdings PLC(b)	1,537,239	1,680,108
Sage Group PLC (The)	188,731	1,626,505
Schroders PLC	22,474	815,170
Segro PLC	213,647	2,858,165
Severn Trent PLC	38,530	1,385,224
Shell PLC	1,376,798	36,727,894
Smith & Nephew PLC	159,989	2,051,244
Smiths Group PLC	63,228	1,193,251
Spirax-Sarco Engineering PLC	12,496	1,823,278
SSE PLC	191,741	4,141,297
St. James’s Place PLC	91,844	1,379,595
Standard Chartered PLC	477,001	3,287,819
Taylor Wimpey PLC	643,164	1,001,071
Tesco PLC	1,371,515	4,398,635
Unilever PLC	460,356	22,420,666
United Utilities Group PLC	131,443	1,746,422
Vodafone Group PLC	4,880,043	7,191,510
Whitbread PLC	36,578	1,164,271
WPP PLC	208,487	2,250,072

		388,174,162

Total Common Stocks — 98.5% (Cost: $4,229,633,087)		4,065,193,744

Preferred Stocks

Brazil — 0.4%
Banco Bradesco SA, Preference Shares, NVS	1,032,436	3,477,969
Braskem SA, Class A, Preference Shares, NVS	34,792	246,713
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	120,655	1,103,690

Security	Shares	Value

Brazil (continued)
Cia. Energetica de Minas Gerais, Preference Shares, NVS	320,650	$696,568
Gerdau SA, Preference Shares, NVS	216,109	1,021,632
Itau Unibanco Holding SA, Preference Shares, NVS	862,182	3,935,900
Itausa SA, Preference Shares, NVS	815,021	1,359,392
Petroleo Brasileiro SA, Preference Shares, NVS	830,776	5,483,272

		17,325,136

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	27,268	2,708,311

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	109,361	806,623

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,064	764,110
Henkel AG & Co. KGaA, Preference Shares, NVS	32,056	2,047,843
Porsche Automobil Holding SE, Preference Shares, NVS	28,578	2,068,525
Sartorius AG, Preference Shares, NVS	4,937	2,208,316
Volkswagen AG, Preference Shares, NVS	33,652	4,758,051

		11,846,845

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	1,151,800	185

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS	4,535	329,363
Series 2, Preference Shares, NVS	6,468	470,465
LG Chem Ltd., Preference Shares, NVS	1,241	278,598
LG H&H Co. Ltd., Preference Shares, NVS	229	66,846
Samsung Electronics Co. Ltd., Preference Shares, NVS	149,237	6,558,911

		7,704,183

Total Preferred Stocks — 1.0% (Cost: $35,714,667)		40,391,283

Total Long-Term Investments — 99.5% (Cost: $4,265,347,754)		4,105,585,027

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(f)(g)(h)	37,487,026	37,483,277
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(f)(g)	4,160,000	4,160,000

Total Short-Term Securities — 1.0% (Cost: $41,635,645)		41,643,277

Total Investments in Securities — 100.5% (Cost: $4,306,983,399)		4,147,228,304

Liabilities in Excess of Other Assets — (0.5)%		(21,372,505)

Net Assets — 100.0%		$4,125,855,799

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,141,919	$17,363,016	(a)	$—		$(15,063)	$(6,595)	$37,483,277	37,487,026	$384,856	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,700,000	—		(540,000	)(a)	—	—	4,160,000	4,160,000	14,252		—

						$(15,063)	$(6,595)	$41,643,277		$399,108		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	138	09/16/22	$13,470	$708,006
MSCI Emerging Markets Index	114	09/16/22	5,691	19,199

				$727,205

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$727,205	$—	$—	$—	$727,205

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	iShares® MSCI ACWI ex U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,678,003)	$—	$—	$—	$(3,678,003)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,131,957	$—	$—	$—	$1,131,957

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$18,508,821

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$493,261,724	$3,571,657,769	$274,251	$4,065,193,744
Preferred Stocks	20,840,070	19,551,028	185	40,391,283
Money Market Funds	41,643,277	—	—	41,643,277

	$555,745,071	$3,591,208,797	$274,436	$4,147,228,304

Derivative financial instruments(a)
Assets
Futures Contracts	$727,205	$—	$—	$727,205

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.7%
Ampol Ltd.	788,834	$18,688,661
APA Group	3,897,139	31,954,011
Aristocrat Leisure Ltd.	1,989,508	49,634,346
ASX Ltd.	639,118	39,724,226
Aurizon Holdings Ltd.	6,101,671	17,269,532
Australia & New Zealand Banking Group Ltd.	9,255,423	149,579,304
Australia & New Zealand Banking Group Ltd., New	617,028	9,872,593
BHP Group Ltd.	16,711,772	457,323,589
BlueScope Steel Ltd.	1,613,861	18,957,023
Brambles Ltd.	4,736,383	38,121,733
Cochlear Ltd.	216,543	32,638,851
Coles Group Ltd.	4,415,155	58,149,078
Commonwealth Bank of Australia	5,633,150	400,051,673
Computershare Ltd.	1,794,735	31,707,561
CSL Ltd.	1,590,212	323,794,164
Dexus	3,540,947	23,795,179
Domino’s Pizza Enterprises Ltd.	202,156	10,336,206
Endeavour Group Ltd./Australia	4,422,163	24,637,790
Evolution Mining Ltd.	6,073,735	11,219,878
Fortescue Metals Group Ltd.	5,592,480	71,967,152
Glencore PLC	32,644,692	185,020,287
Goodman Group	5,552,242	81,257,398
GPT Group (The)	6,306,413	20,288,988
IDP Education Ltd.(a)	694,781	13,978,906
Insurance Australia Group Ltd.	8,115,538	25,536,056
Lendlease Corp. Ltd.	2,267,673	16,428,468
Lottery Corp. Ltd. (The)(b)	7,327,627	23,243,958
Macquarie Group Ltd.	1,203,175	153,986,389
Medibank Pvt Ltd.	9,111,518	21,908,937
Mineral Resources Ltd.	559,555	21,321,332
Mirvac Group	12,979,948	19,664,440
National Australia Bank Ltd.	10,675,374	230,550,803
Newcrest Mining Ltd.	2,937,518	39,586,746
Northern Star Resources Ltd.	3,841,914	21,113,732
Orica Ltd.	1,352,856	16,034,359
Origin Energy Ltd.	5,798,213	24,343,007
Qantas Airways Ltd.(b)	3,042,501	9,804,001
QBE Insurance Group Ltd.	4,884,405	39,493,948
Ramsay Health Care Ltd.	604,857	29,880,999
REA Group Ltd.	175,374	15,472,252
Reece Ltd.(a)	744,342	8,039,133
Rio Tinto Ltd.	1,225,522	84,909,737
Rio Tinto PLC	3,708,575	223,884,733
Santos Ltd.	10,632,070	55,269,538
Scentre Group	17,143,959	35,132,126
SEEK Ltd.	1,106,908	17,928,739
Sonic Healthcare Ltd.	1,504,789	36,237,597
South32 Ltd.	15,344,038	41,821,927
Stockland	7,858,983	21,295,381
Suncorp Group Ltd.	4,170,369	32,934,606
Telstra Corp. Ltd.	13,575,104	37,100,884
Transurban Group	10,136,840	103,615,614
Treasury Wine Estates Ltd.	2,376,449	20,485,073
Vicinity Centres	12,832,059	18,775,804
Washington H Soul Pattinson & Co. Ltd.	712,819	12,905,343
Wesfarmers Ltd.	3,744,045	122,675,551
Westpac Banking Corp.	11,557,944	175,023,579
WiseTech Global Ltd.	485,233	17,184,339

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	6,220,790	$140,468,416
Woolworths Group Ltd.	4,000,980	105,262,111

		4,139,287,787

Austria — 0.2%
Erste Group Bank AG	1,143,083	28,980,211
OMV AG	484,847	20,649,597
Verbund AG	224,176	24,651,624
voestalpine AG	384,077	8,648,118

		82,929,550

Belgium — 0.8%
Ageas SA/NV	534,577	23,331,770
Anheuser-Busch InBev SA/NV	2,867,398	153,600,184
D’ieteren Group	82,924	13,609,992
Elia Group SA/NV	109,647	16,645,700
Groupe Bruxelles Lambert SA	334,586	29,615,904
KBC Group NV	831,284	43,540,131
Proximus SADP	507,604	7,033,865
Sofina SA	51,137	11,975,734
Solvay SA	246,099	21,615,595
UCB SA	416,225	32,523,300
Umicore SA	691,405	25,044,324
Warehouses De Pauw CVA	489,694	16,646,754

		395,183,253

Denmark — 2.8%
AP Moller - Maersk A/S, Class A	10,339	27,697,922
AP Moller - Maersk A/S, Class B, NVS	17,637	48,154,885
Carlsberg A/S, Class B	331,447	42,869,981
Chr Hansen Holding A/S	351,386	22,999,201
Coloplast A/S, Class B	392,183	45,900,673
Danske Bank A/S	2,278,282	31,860,174
Demant A/S(b)	316,217	12,046,515
DSV A/S	633,845	106,803,454
Genmab A/S(b)	217,055	77,232,489
GN Store Nord A/S	432,843	15,073,369
Novo Nordisk A/S, Class B	5,559,019	647,479,807
Novozymes A/S, Class B	678,169	43,321,614
Orsted A/S(c)	624,494	72,701,487
Pandora A/S	312,756	23,235,177
Rockwool A/S, Class B	29,332	7,268,441
Tryg A/S	1,197,416	27,302,693
Vestas Wind Systems A/S	3,329,960	87,523,752

		1,339,471,634

Finland — 1.2%
Elisa OYJ	470,054	25,996,373
Fortum OYJ	1,462,210	16,412,270
Kesko OYJ, Class B	899,195	22,239,938
Kone OYJ, Class B	1,123,199	51,331,802
Neste OYJ	1,397,278	71,849,827
Nokia OYJ	17,866,250	93,057,791
Nordea Bank Abp	10,923,808	107,708,367
Orion OYJ, Class B	350,055	16,710,747
Sampo OYJ, Class A	1,646,934	71,152,048
Stora Enso OYJ, Class R	1,814,449	28,061,702
UPM-Kymmene OYJ	1,763,674	55,890,404
Wartsila OYJ Abp	1,558,445	13,693,326

		574,104,595

France — 11.1%
Accor SA(b)	564,138	14,638,763
Aeroports de Paris(b)	98,692	13,636,453

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Air Liquide SA	1,726,050	$237,301,442
Airbus SE	1,946,268	209,849,895
Alstom SA(a)	1,044,630	24,826,355
Amundi SA(c)	202,819	11,012,018
ArcelorMittal SA	2,012,337	49,652,269
Arkema SA	195,650	18,535,010
AXA SA	6,395,278	147,363,252
BioMerieux	137,815	14,916,729
BNP Paribas SA	3,667,305	173,270,219
Bollore SE	2,938,416	14,835,648
Bouygues SA	762,346	23,045,515
Bureau Veritas SA	978,210	26,979,626
Capgemini SE	540,025	103,002,655
Carrefour SA	2,049,393	34,925,844
Cie Generale des Etablissements Michelin SCA	2,237,019	62,602,001
Cie. de Saint-Gobain	1,641,512	76,543,407
Covivio	155,686	9,846,138
Credit Agricole SA	4,111,755	37,885,008
Danone SA	2,156,672	118,917,072
Dassault Aviation SA	83,243	11,905,632
Dassault Systemes SE	2,202,046	94,449,430
Edenred	823,160	42,253,214
Eiffage SA	277,060	25,999,028
Electricite de France SA(a)	1,850,459	22,472,435
Engie SA	6,022,624	74,513,939
EssilorLuxottica SA	949,269	148,828,612
Eurazeo SE	143,845	10,274,490
Eurofins Scientific SE	443,049	34,539,376
Gecina SA	151,255	15,508,265
Getlink SE	1,448,556	28,991,869
Hermes International	104,552	143,439,470
Ipsen SA	125,475	12,692,692
Kering SA	246,982	141,394,963
Klepierre SA	709,427	15,763,500
La Francaise des Jeux SAEM(c)	346,792	12,386,724
Legrand SA	881,888	72,198,952
L’Oreal SA	795,378	300,698,476
LVMH Moet Hennessy Louis Vuitton SE	916,469	636,353,910
Orange SA	6,587,262	67,311,485
Pernod Ricard SA	691,607	135,862,282
Publicis Groupe SA	757,952	40,334,674
Remy Cointreau SA	76,131	15,040,227
Renault SA(b)	636,924	18,830,260
Safran SA	1,128,332	124,021,209
Sanofi	3,754,147	373,062,803
Sartorius Stedim Biotech	91,042	36,420,384
Schneider Electric SE	1,784,572	246,813,140
SEB SA	81,982	6,902,099
Societe Generale SA	2,625,344	58,824,483
Sodexo SA	291,268	23,666,569
Teleperformance	193,905	64,842,011
Thales SA	352,257	43,806,543
TotalEnergies SE	8,184,599	418,047,659
Ubisoft Entertainment SA(b)	309,070	13,158,472
Unibail-Rodamco-Westfield(b)	387,862	22,024,641
Valeo	678,809	14,580,834
Veolia Environnement SA	2,194,440	54,884,790
Vinci SA	1,761,500	168,855,173
Vivendi SE	2,372,224	22,520,310
Wendel SE	88,948	8,186,741

Security	Shares	Value

France (continued)
Worldline SA/France(b)(c)	784,842	$34,641,454

		5,280,888,539

Germany — 7.1%
adidas AG	570,746	98,734,192
Allianz SE, Registered	1,348,404	244,878,372
Aroundtown SA(a)	3,312,332	10,622,763
BASF SE	3,032,087	135,125,485
Bayer AG, Registered	3,243,184	189,175,690
Bayerische Motoren Werke AG	1,093,134	89,323,614
Bechtle AG	269,629	12,471,382
Beiersdorf AG	332,840	34,324,034
Brenntag SE	510,169	35,836,867
Carl Zeiss Meditec AG, Bearer	132,504	19,337,610
Commerzbank AG(b)	3,504,532	24,009,998
Continental AG	363,712	25,911,261
Covestro AG(c)	636,048	21,450,960
Daimler Truck Holding AG(b)	1,493,732	40,816,161
Delivery Hero SE(b)(c)	539,819	26,044,298
Deutsche Bank AG, Registered	6,827,604	59,720,723
Deutsche Boerse AG	627,229	109,492,418
Deutsche Lufthansa AG, Registered(a)(b)	1,967,873	12,113,936
Deutsche Post AG, Registered	3,272,311	130,695,652
Deutsche Telekom AG, Registered	10,699,863	203,286,428
E.ON SE	7,415,449	66,658,211
Evonik Industries AG	690,369	14,725,354
Fresenius Medical Care AG & Co. KGaA	677,214	25,106,675
Fresenius SE & Co. KGaA	1,382,299	35,371,588
GEA Group AG	505,080	18,853,417
Hannover Rueck SE	199,205	28,256,636
HeidelbergCement AG	476,769	24,285,182
HelloFresh SE(b)	547,151	15,123,104
Henkel AG & Co. KGaA	343,694	21,671,554
Infineon Technologies AG	4,311,115	118,230,024
KION Group AG	239,472	10,922,943
Knorr-Bremse AG	238,814	14,227,475
LEG Immobilien SE	241,051	21,898,338
Mercedes-Benz Group AG	2,648,815	156,211,167
Merck KGaA	426,748	81,278,688
MTU Aero Engines AG	176,531	34,125,802
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	462,495	104,850,388
Nemetschek SE	190,123	12,728,081
Puma SE	347,579	23,469,841
QIAGEN NV(b)	762,045	38,191,236
Rational AG	16,844	11,741,030
Rheinmetall AG	143,404	26,297,005
RWE AG	2,121,047	87,255,515
SAP SE	3,447,214	321,530,983
Scout24 SE(c)	264,032	15,094,308
Siemens AG, Registered	2,525,423	281,695,686
Siemens Healthineers AG(c)	930,366	47,675,328
Symrise AG	438,035	51,112,378
Telefonica Deutschland Holding AG	3,445,818	9,161,153
Uniper SE	303,766	2,029,581
United Internet AG, Registered	319,341	8,411,815
Volkswagen AG	97,737	19,358,533
Vonovia SE	2,308,201	76,908,778
Zalando SE(a)(b)(c)	733,248	20,643,218

		3,368,472,859

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong — 3.0%
AIA Group Ltd.	39,935,800	$401,220,746
BOC Hong Kong Holdings Ltd.	12,216,000	44,189,115
Budweiser Brewing Co. APAC Ltd.(c)	5,720,000	15,838,308
Chow Tai Fook Jewellery Group Ltd.	6,584,400	13,022,347
CK Asset Holdings Ltd.	6,611,684	46,808,919
CK Hutchison Holdings Ltd.	8,866,684	58,815,169
CK Infrastructure Holdings Ltd.	2,073,792	13,004,280
CLP Holdings Ltd.	5,421,000	45,967,747
ESR Group Ltd.(b)(c)	6,635,200	17,254,347
Futu Holdings Ltd., ADR(b)	198,254	8,247,366
Galaxy Entertainment Group Ltd.	7,196,000	42,809,527
Hang Lung Properties Ltd.	6,740,000	12,297,091
Hang Seng Bank Ltd.	2,524,600	40,723,351
Henderson Land Development Co. Ltd.	4,781,764	16,646,016
HK Electric Investments & HK Electric Investments Ltd., Class SS	8,727,000	7,893,311
HKT Trust & HKT Ltd., Class SS	12,545,440	17,577,606
Hong Kong & China Gas Co. Ltd.(a)	36,952,513	39,026,738
Hong Kong Exchanges & Clearing Ltd.	3,971,500	182,253,859
Hongkong Land Holdings Ltd.(a)	3,778,500	19,640,870
Jardine Matheson Holdings Ltd.	707,200	37,351,344
Link REIT	6,971,758	58,383,796
MTR Corp. Ltd.	5,097,500	26,993,834
New World Development Co. Ltd.	4,971,033	16,622,622
Power Assets Holdings Ltd.	4,567,000	29,903,550
Sands China Ltd.(b)	8,036,800	18,850,635
Sino Land Co. Ltd.	11,300,000	16,789,958
SITC International Holdings Co. Ltd.	4,415,000	15,032,746
Sun Hung Kai Properties Ltd.	4,787,000	57,143,044
Swire Pacific Ltd., Class A	1,639,000	9,334,302
Swire Properties Ltd.	3,851,855	9,177,929
Techtronic Industries Co. Ltd.	4,539,033	50,367,929
WH Group Ltd.(c)	27,455,500	20,793,063
Wharf Real Estate Investment Co. Ltd.	5,519,912	24,570,272
Xinyi Glass Holdings Ltd.	5,954,000	11,743,271

		1,446,295,008

Ireland — 0.7%
CRH PLC	2,529,019	97,048,931
Flutter Entertainment PLC, Class DI(b)	551,310	55,351,198
James Hardie Industries PLC	1,470,559	36,317,964
Kerry Group PLC, Class A	526,033	55,523,369
Kingspan Group PLC	507,560	32,853,382
Smurfit Kappa Group PLC	810,145	29,365,648

		306,460,492

Israel — 0.8%
Azrieli Group Ltd.	140,257	11,242,572
Bank Hapoalim BM	4,065,466	37,890,159
Bank Leumi Le-Israel BM	5,096,418	49,555,575
Check Point Software Technologies Ltd.(b)	340,796	42,463,182
CyberArk Software Ltd.(a)(b)	132,328	17,219,843
Elbit Systems Ltd.	88,303	20,374,449
ICL Group Ltd.	2,350,918	21,422,544
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	4,072,456	23,155,409
Kornit Digital Ltd.(b)	162,362	4,417,870
Mizrahi Tefahot Bank Ltd.	512,795	19,063,687
Nice Ltd.(b)	208,377	44,487,928
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	3,660,591	34,336,344
Tower Semiconductor Ltd.(b)	363,462	17,325,483

Security	Shares	Value

Israel (continued)
Wix.com Ltd.(b)	189,584	$11,248,019
ZIM Integrated Shipping Services Ltd.	276,106	13,755,601

		367,958,668

Italy — 2.0%
Amplifon SpA	409,921	13,555,321
Assicurazioni Generali SpA	3,656,399	54,661,866
Atlantia SpA	1,635,650	37,800,912
DiaSorin SpA	84,012	11,681,233
Enel SpA	26,819,078	135,202,059
Eni SpA	8,331,968	100,155,079
Ferrari NV	416,177	88,380,277
FinecoBank Banca Fineco SpA	2,021,994	25,129,268
Infrastrutture Wireless Italiane SpA(c)	1,106,401	11,626,475
Intesa Sanpaolo SpA	54,522,368	96,821,273
Mediobanca Banca di Credito Finanziario SpA	2,004,903	17,195,471
Moncler SpA	678,223	33,998,551
Nexi SpA(b)(c)	1,725,351	15,669,707
Poste Italiane SpA(c)	1,719,976	14,448,337
Prysmian SpA	842,455	26,787,453
Recordati Industria Chimica e Farmaceutica SpA	344,238	15,266,712
Snam SpA	6,658,189	33,407,678
Stellantis NV	7,239,461	103,960,485
Telecom Italia SpA/Milano(a)(b)	32,803,722	7,277,814
Tenaris SA	1,554,613	21,755,306
Terna - Rete Elettrica Nazionale	4,644,982	35,561,069
UniCredit SpA	6,984,527	69,074,779

		969,417,125

Japan — 22.3%
Advantest Corp.	625,900	37,226,642
Aeon Co. Ltd.	2,158,800	43,536,333
AGC Inc.(a)	636,500	23,202,478
Aisin Corp.	485,100	14,406,782
Ajinomoto Co. Inc.	1,540,900	40,550,289
ANA Holdings Inc.(b)	528,700	9,870,128
Asahi Group Holdings Ltd.	1,505,300	52,333,772
Asahi Intecc Co. Ltd.	721,300	13,344,067
Asahi Kasei Corp.	4,143,300	33,239,226
Astellas Pharma Inc.	6,146,150	96,257,219
Azbil Corp.	382,400	11,511,441
Bandai Namco Holdings Inc.	659,300	51,506,100
Bridgestone Corp.	1,885,600	73,549,439
Brother Industries Ltd.	776,900	14,552,449
Canon Inc.	3,302,900	78,139,410
Capcom Co. Ltd.	579,700	16,114,228
Central Japan Railway Co.	475,600	55,691,273
Chiba Bank Ltd. (The)	1,754,200	9,730,293
Chubu Electric Power Co. Inc.	2,121,100	22,626,645
Chugai Pharmaceutical Co. Ltd.	2,214,900	62,222,709
Concordia Financial Group Ltd.	3,624,100	12,329,180
CyberAgent Inc.	1,417,400	14,143,383
Dai Nippon Printing Co. Ltd.	736,000	16,241,553
Daifuku Co. Ltd.	335,300	21,380,916
Dai-ichi Life Holdings Inc.	3,320,252	57,755,377
Daiichi Sankyo Co. Ltd.	5,784,785	153,381,856
Daikin Industries Ltd.(a)	822,500	144,248,593
Daito Trust Construction Co. Ltd.	204,200	19,358,682
Daiwa House Industry Co. Ltd.	1,978,400	48,882,444
Daiwa House REIT Investment Corp.	7,256	17,463,706
Daiwa Securities Group Inc.	4,497,800	20,762,855

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Denso Corp.	1,431,000	$78,268,633
Dentsu Group Inc.	712,100	24,874,759
Disco Corp.	95,100	23,235,754
East Japan Railway Co.	997,400	52,071,225
Eisai Co. Ltd.	832,400	38,119,618
ENEOS Holdings Inc.	10,129,650	39,185,560
FANUC Corp.	633,200	109,201,965
Fast Retailing Co. Ltd.	192,600	116,636,690
Fuji Electric Co. Ltd.	420,400	18,987,737
FUJIFILM Holdings Corp.	1,189,800	67,963,782
Fujitsu Ltd.	649,200	87,033,275
GLP J-Reit	14,044	18,470,022
GMO Payment Gateway Inc.	139,400	11,584,546
Hakuhodo DY Holdings Inc.	775,420	7,975,697
Hamamatsu Photonics KK	461,900	20,989,139
Hankyu Hanshin Holdings Inc.	757,200	21,963,893
Hikari Tsushin Inc.	67,500	7,437,704
Hirose Electric Co. Ltd.	100,548	14,445,273
Hitachi Construction Machinery Co. Ltd.	356,800	7,871,673
Hitachi Ltd.	3,196,300	161,822,420
Hitachi Metals Ltd.(b)	706,000	10,856,058
Honda Motor Co. Ltd.	5,381,900	137,922,907
Hoshizaki Corp.	360,200	10,745,491
Hoya Corp.	1,220,500	122,283,890
Hulic Co. Ltd.	1,272,800	10,207,970
Ibiden Co. Ltd.	371,000	10,948,781
Idemitsu Kosan Co. Ltd.	690,583	17,958,474
Iida Group Holdings Co. Ltd.	489,180	8,009,057
Inpex Corp.	3,432,943	39,347,612
Isuzu Motors Ltd.	1,928,900	21,157,334
Ito En Ltd.	178,300	8,401,728
ITOCHU Corp.	3,924,000	114,226,309
Itochu Techno-Solutions Corp.	318,800	8,543,742
Japan Airlines Co. Ltd.(b)	476,700	8,257,974
Japan Exchange Group Inc.	1,659,700	26,390,443
Japan Metropolitan Fund Invest	23,168	18,879,390
Japan Post Bank Co. Ltd.(a)	1,367,600	10,940,334
Japan Post Holdings Co. Ltd.	8,090,900	58,253,113
Japan Post Insurance Co. Ltd.	661,600	10,696,652
Japan Real Estate Investment Corp.	4,126	19,924,295
Japan Tobacco Inc.	3,962,700	71,152,701
JFE Holdings Inc.	1,618,275	18,245,804
JSR Corp.	595,600	16,496,896
Kajima Corp.	1,392,300	15,894,081
Kakaku.com Inc.	439,300	8,604,410
Kansai Electric Power Co. Inc. (The)	2,317,900	23,500,557
Kao Corp.	1,568,800	68,234,004
KDDI Corp.	5,324,600	170,719,020
Keio Corp.	338,600	12,965,026
Keisei Electric Railway Co. Ltd.	454,800	12,469,175
Keyence Corp.	642,292	254,567,359
Kikkoman Corp.	480,600	28,497,038
Kintetsu Group Holdings Co. Ltd.	564,900	18,668,216
Kirin Holdings Co. Ltd.	2,714,400	44,647,401
Kobayashi Pharmaceutical Co. Ltd.	176,700	11,771,735
Kobe Bussan Co. Ltd.	495,400	14,121,452
Koei Tecmo Holdings Co. Ltd.	194,300	6,783,079
Koito Manufacturing Co. Ltd.	344,100	11,311,149
Komatsu Ltd.	3,053,000	70,580,388
Konami Group Corp.	307,100	18,151,277

Security	Shares	Value

Japan (continued)
Kose Corp.	109,700	$9,792,029
Kubota Corp.	3,365,200	55,873,557
Kurita Water Industries Ltd.	344,300	13,964,654
Kyocera Corp.	1,058,600	58,846,374
Kyowa Kirin Co. Ltd.	893,300	21,059,749
Lasertec Corp.	249,200	35,677,978
Lixil Corp.	985,180	20,388,532
M3 Inc.	1,456,000	50,726,909
Makita Corp.	741,600	18,123,557
Marubeni Corp.	5,162,000	48,018,298
Mazda Motor Corp.	1,872,000	15,780,155
McDonald’s Holdings Co. Japan Ltd.	288,000	10,810,205
MEIJI Holdings Co. Ltd.	379,004	19,787,801
MINEBEA MITSUMI Inc.	1,201,100	21,605,535
MISUMI Group Inc.	940,900	23,407,993
Mitsubishi Chemical Group Corp.	4,215,100	23,703,727
Mitsubishi Corp.	4,169,000	123,899,665
Mitsubishi Electric Corp.	6,381,500	67,351,796
Mitsubishi Estate Co. Ltd.	3,900,800	57,933,149
Mitsubishi HC Capital Inc.	2,185,800	10,592,170
Mitsubishi Heavy Industries Ltd.	1,058,000	39,286,143
Mitsubishi UFJ Financial Group Inc.	39,461,980	222,348,200
Mitsui & Co. Ltd.	4,608,500	101,673,938
Mitsui Chemicals Inc.	606,400	12,773,351
Mitsui Fudosan Co. Ltd.	3,010,400	67,280,673
Mitsui OSK Lines Ltd.	1,136,400	31,161,114
Mizuho Financial Group Inc.	7,963,416	94,974,673
MonotaRO Co. Ltd.	825,200	14,734,221
MS&AD Insurance Group Holdings Inc.	1,469,088	47,644,488
Murata Manufacturing Co. Ltd.	1,896,400	110,770,042
NEC Corp.	811,000	29,937,603
Nexon Co. Ltd.	1,632,400	37,058,912
NGK Insulators Ltd.	783,200	11,455,259
Nidec Corp.	1,476,300	102,594,060
Nihon M&A Center Holdings Inc.	997,200	13,344,566
Nintendo Co. Ltd.(a)	364,400	162,949,859
Nippon Building Fund Inc.	5,048	26,778,362
Nippon Express Holdings Inc.	255,000	15,237,627
Nippon Paint Holdings Co. Ltd.	2,731,400	20,879,296
Nippon Prologis REIT Inc.	7,033	18,289,358
Nippon Sanso Holdings Corp.	570,300	9,616,785
Nippon Shinyaku Co. Ltd.	162,800	10,075,949
Nippon Steel Corp.	2,666,435	39,677,164
Nippon Telegraph & Telephone Corp.	3,945,800	112,713,034
Nippon Yusen KK	533,400	41,899,270
Nissan Chemical Corp.	425,800	21,772,485
Nissan Motor Co. Ltd.	7,668,900	29,163,760
Nisshin Seifun Group Inc.	653,897	8,049,108
Nissin Foods Holdings Co. Ltd.	205,900	14,912,529
Nitori Holdings Co. Ltd.	264,800	28,015,462
Nitto Denko Corp.	470,000	30,265,774
Nomura Holdings Inc.	9,607,600	36,657,907
Nomura Real Estate Holdings Inc.	390,600	9,475,707
Nomura Real Estate Master Fund Inc.	14,068	17,624,252
Nomura Research Institute Ltd.	1,109,471	33,333,280
NTT Data Corp.	2,084,855	31,554,280
Obayashi Corp.	2,137,800	15,722,314
Obic Co. Ltd.	230,200	36,801,989
Odakyu Electric Railway Co. Ltd.	978,900	14,039,789
Oji Holdings Corp.	2,671,600	11,138,313

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Olympus Corp.	4,075,200	$87,218,063
Omron Corp.	613,100	34,289,453
Ono Pharmaceutical Co. Ltd.	1,221,600	34,350,046
Open House Group Co. Ltd.	271,300	11,835,519
Oracle Corp. Japan	127,800	7,970,656
Oriental Land Co. Ltd./Japan	660,400	100,267,674
ORIX Corp.	3,947,500	70,351,632
Osaka Gas Co. Ltd.	1,234,600	22,195,758
Otsuka Corp.	375,300	11,703,987
Otsuka Holdings Co. Ltd.	1,288,400	46,025,449
Pan Pacific International Holdings Corp.	1,253,000	19,509,799
Panasonic Holdings Corp.	7,295,268	60,230,720
Persol Holdings Co. Ltd.	584,500	12,100,189
Rakuten Group Inc.	2,864,600	14,201,361
Recruit Holdings Co. Ltd.	4,758,900	177,854,519
Renesas Electronics Corp.(b)	3,849,900	36,669,711
Resona Holdings Inc.	7,140,500	27,749,746
Ricoh Co. Ltd.	1,888,800	15,191,732
Rohm Co. Ltd.	289,700	21,498,813
SBI Holdings Inc/Japan	812,080	16,475,014
SCSK Corp.	517,700	9,116,824
Secom Co. Ltd.	693,000	46,285,516
Seiko Epson Corp.	921,000	13,835,882
Sekisui Chemical Co. Ltd.	1,241,800	17,471,456
Sekisui House Ltd.	2,034,500	36,033,834
Seven & i Holdings Co. Ltd.	2,487,380	101,386,125
SG Holdings Co. Ltd.	948,700	18,105,496
Sharp Corp./Japan(a)	804,600	6,476,225
Shimadzu Corp.	783,000	27,858,300
Shimano Inc.	243,500	40,675,752
Shimizu Corp.	1,826,800	10,355,474
Shin-Etsu Chemical Co. Ltd.	1,237,900	158,567,849
Shionogi & Co. Ltd.	874,000	44,828,723
Shiseido Co. Ltd.	1,319,500	54,275,279
Shizuoka Bank Ltd. (The)	1,488,400	9,006,928
SMC Corp.	189,100	93,195,338
SoftBank Corp.	9,482,000	109,633,269
SoftBank Group Corp.	3,981,500	167,249,972
Sompo Holdings Inc.	1,032,550	46,083,952
Sony Group Corp.	4,163,100	353,147,067
Square Enix Holdings Co. Ltd.	282,400	13,103,301
Subaru Corp.	2,031,400	35,348,198
SUMCO Corp.	1,152,800	16,130,808
Sumitomo Chemical Co. Ltd.	4,905,000	19,276,306
Sumitomo Corp.	3,722,600	52,339,577
Sumitomo Electric Industries Ltd.	2,361,800	26,331,206
Sumitomo Metal Mining Co. Ltd.	817,100	25,692,732
Sumitomo Mitsui Financial Group Inc.	4,310,200	135,219,983
Sumitomo Mitsui Trust Holdings Inc.	1,115,160	36,632,165
Sumitomo Realty & Development Co. Ltd.	1,022,700	28,239,878
Suntory Beverage & Food Ltd.	457,800	18,063,616
Suzuki Motor Corp.	1,215,900	39,856,387
Sysmex Corp.	553,900	38,779,550
T&D Holdings Inc.	1,745,200	19,752,241
Taisei Corp.	628,300	20,047,044
Takeda Pharmaceutical Co. Ltd.	4,962,210	145,592,193
TDK Corp.	1,283,100	40,410,782
Terumo Corp.(a)	2,132,200	72,800,965
TIS Inc.	748,100	21,211,719
Tobu Railway Co. Ltd.	621,700	14,762,193

Security	Shares	Value

Japan (continued)
Toho Co. Ltd./Tokyo	368,400	$14,629,438
Tokio Marine Holdings Inc.	2,072,300	121,312,275
Tokyo Electric Power Co. Holdings Inc.(b)	5,026,100	19,779,534
Tokyo Electron Ltd.	493,000	169,687,368
Tokyo Gas Co. Ltd.	1,312,100	25,770,834
Tokyu Corp.	1,757,200	21,546,042
Toppan Inc.	863,500	14,692,842
Toray Industries Inc.	4,583,400	25,104,828
Toshiba Corp.	1,285,400	52,145,495
Tosoh Corp.	856,200	11,160,736
TOTO Ltd.	469,600	15,995,447
Toyota Industries Corp.	484,400	29,494,850
Toyota Motor Corp.	35,008,420	568,222,499
Toyota Tsusho Corp.	699,400	23,870,129
Trend Micro Inc/Japan	440,200	25,581,873
Unicharm Corp.	1,331,500	48,229,909
USS Co. Ltd.	721,880	14,165,102
Welcia Holdings Co. Ltd.	313,600	7,004,225
West Japan Railway Co.	725,900	26,662,826
Yakult Honsha Co. Ltd.	424,100	25,827,472
Yamaha Corp.	462,500	19,727,498
Yamaha Motor Co. Ltd.	980,000	18,930,787
Yamato Holdings Co. Ltd.	959,400	16,788,540
Yaskawa Electric Corp.	793,400	27,787,956
Yokogawa Electric Corp.	751,700	13,330,099
Z Holdings Corp.	8,786,222	31,052,604
ZOZO Inc.	413,100	8,923,656

		10,634,350,694

Malta — 0.0%
BGP Holdings PLC, NVS(b)(d)	33,026,812	338

Netherlands — 4.5%
ABN AMRO Bank NV, CVA(c)	1,392,589	14,201,474
Adyen NV(b)(c)	71,537	128,678,740
Aegon NV	5,919,361	25,999,044
AerCap Holdings NV(b)	443,401	19,890,969
Akzo Nobel NV	599,530	40,348,658
Argenx SE(b)	159,742	58,353,977
ASM International NV	154,673	47,511,159
ASML Holding NV	1,341,856	771,242,306
Davide Campari-Milano NV	1,720,885	19,105,025
Euronext NV(c)	283,392	23,090,373
EXOR NV	357,036	25,111,207
Heineken Holding NV	331,886	26,225,219
Heineken NV	855,815	84,372,067
IMCD NV	188,358	30,165,322
ING Groep NV	12,888,124	125,192,969
JDE Peet’s NV	332,455	9,641,992
Just Eat Takeaway.com NV(b)(c)	601,578	11,026,477
Koninklijke Ahold Delhaize NV	3,452,153	95,067,890
Koninklijke DSM NV	577,041	92,412,570
Koninklijke KPN NV	10,902,900	35,968,563
Koninklijke Philips NV	2,914,589	60,321,059
NN Group NV	944,059	44,297,508
OCI NV	351,059	12,187,588
Prosus NV, Class N	2,738,210	178,627,098
Randstad NV	393,657	19,896,598
Universal Music Group NV	2,397,609	54,273,471
Wolters Kluwer NV	866,673	94,122,648

		2,147,331,971

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand — 0.2%
Auckland International Airport Ltd.(b)	4,121,087	$19,351,364
Fisher & Paykel Healthcare Corp. Ltd.	1,899,986	25,407,798
Mercury NZ Ltd.	2,283,144	8,732,834
Meridian Energy Ltd.	4,238,831	13,302,487
Spark New Zealand Ltd.	6,154,466	19,790,147
Xero Ltd.(b)	444,920	29,310,746

		115,895,376

Norway — 0.8%
Adevinta ASA(b)	969,025	7,368,811
Aker BP ASA	1,041,563	36,190,511
DNB Bank ASA	3,070,845	60,574,776
Equinor ASA	3,226,289	124,224,654
Gjensidige Forsikring ASA	658,435	13,771,663
Kongsberg Gruppen ASA	294,375	10,847,345
Mowi ASA	1,361,936	31,426,792
Norsk Hydro ASA	4,427,476	29,997,170
Orkla ASA	2,472,663	21,344,698
Salmar ASA	193,909	13,889,452
Telenor ASA	2,311,212	28,067,700
Yara International ASA	550,457	23,459,017

		401,162,589

Portugal — 0.2%
EDP - Energias de Portugal SA	9,164,070	46,360,139
Galp Energia SGPS SA	1,650,239	17,419,228
Jeronimo Martins SGPS SA	932,284	21,579,527

		85,358,894

Singapore — 1.5%
Ascendas Real Estate Investment Trust	11,105,700	23,904,557
CapitaLand Integrated Commercial Trust	17,616,525	27,829,174
Capitaland Investment Ltd/Singapore	8,602,200	24,476,080
City Developments Ltd.	1,350,400	7,586,863
DBS Group Holdings Ltd.	5,979,600	136,444,585
Genting Singapore Ltd.	20,137,200	11,760,889
Grab Holdings Ltd., Class A(a)(b)	3,623,843	10,690,337
Keppel Corp. Ltd.	4,816,000	24,061,617
Mapletree Commercial Trust	7,470,800	10,290,819
Mapletree Logistics Trust	10,925,928	13,944,684
Oversea-Chinese Banking Corp. Ltd.	11,178,098	94,730,998
Sea Ltd., ADR(a)(b)	1,183,638	90,335,252
Singapore Airlines Ltd.(b)	4,438,900	17,560,952
Singapore Exchange Ltd.	2,654,800	19,031,176
Singapore Technologies Engineering Ltd.	5,185,800	15,120,545
Singapore Telecommunications Ltd.	27,259,085	51,548,915
United Overseas Bank Ltd.	3,891,400	77,638,619
UOL Group Ltd.	1,540,900	8,325,295
Venture Corp. Ltd.	921,800	11,743,933
Wilmar International Ltd.	6,359,300	18,530,404

		695,555,694

Spain — 2.4%
Acciona SA	81,269	16,722,761
ACS Actividades de Construccion y Servicios SA	776,069	18,654,879
Aena SME SA(b)(c)	246,913	31,231,937
Amadeus IT Group SA(b)	1,485,487	86,619,046
Banco Bilbao Vizcaya Argentaria SA	22,012,067	99,751,407
Banco Santander SA	57,245,029	143,219,641
CaixaBank SA	14,635,421	43,946,276
Cellnex Telecom SA(c)	1,792,025	80,155,635
EDP Renovaveis SA	948,698	24,674,952
Enagas SA	820,886	16,203,186

Security	Shares	Value

Spain (continued)
Endesa SA	1,045,679	$19,166,690
Ferrovial SA	1,592,246	42,637,358
Grifols SA(a)	982,025	14,329,338
Iberdrola SA	19,126,549	204,242,345
Iberdrola SA, NVS	531,293	5,663,571
Industria de Diseno Textil SA	3,596,920	87,358,233
Naturgy Energy Group SA	478,821	14,044,819
Red Electrica Corp. SA	1,403,443	27,592,227
Repsol SA	4,784,648	59,608,362
Siemens Gamesa Renewable Energy SA(b)	784,855	14,440,749
Telefonica SA	17,723,918	79,114,087

		1,129,377,499

Sweden — 3.4%
Alfa Laval AB	966,646	28,904,465
Assa Abloy AB, Class B	3,309,829	78,198,089
Atlas Copco AB, Class A	8,868,342	103,665,237
Atlas Copco AB, Class B	5,150,019	53,496,791
Boliden AB	903,945	30,208,818
Electrolux AB, Class B(a)	742,536	10,710,206
Embracer Group AB(a)(b)	2,103,035	16,026,228
Epiroc AB, Class A	2,175,756	38,471,031
Epiroc AB, Class B	1,283,858	20,392,262
EQT AB	978,472	26,558,953
Essity AB, Class B	2,008,758	51,133,087
Evolution AB(c)	602,985	58,508,105
Fastighets AB Balder, Class B(b)	2,092,716	13,368,425
Getinge AB, Class B	753,041	16,993,061
H & M Hennes & Mauritz AB, Class B	2,412,866	30,871,506
Hexagon AB, Class B	6,428,315	75,690,467
Holmen AB, Class B	308,848	12,691,160
Husqvarna AB, Class B	1,392,315	11,096,377
Industrivarden AB, Class A	434,827	11,345,521
Industrivarden AB, Class C	506,975	13,080,081
Indutrade AB	899,228	21,135,053
Investment AB Latour, Class B	487,415	12,127,531
Investor AB, Class A	1,647,502	33,873,090
Investor AB, Class B	6,014,586	112,242,516
Kinnevik AB, Class B(b)	797,212	14,359,280
L E Lundbergforetagen AB, Class B	250,205	11,874,600
Lifco AB, Class B	773,529	15,057,512
Nibe Industrier AB, Class B	5,002,964	50,400,384
Sagax AB, Class B	626,611	16,149,078
Sandvik AB	3,515,957	64,785,654
Securitas AB, Class B	1,030,861	10,424,394
Sinch AB(a)(b)(c)	1,838,999	4,662,566
Skandinaviska Enskilda Banken AB, Class A	5,378,277	58,265,170
Skanska AB, Class B	1,120,015	19,107,402
SKF AB, Class B	1,262,063	21,239,810
Svenska Cellulosa AB SCA, Class B	2,001,783	29,265,222
Svenska Handelsbanken AB, Class A	4,815,083	43,296,797
Swedbank AB, Class A	2,989,587	41,406,242
Swedish Match AB	5,211,564	54,557,363
Swedish Orphan Biovitrum AB(b)	556,091	12,212,305
Tele2 AB, Class B	1,877,621	21,449,255
Telefonaktiebolaget LM Ericsson, Class B	9,638,165	73,310,229
Telia Co. AB	8,776,894	32,424,890
Volvo AB, Class A	662,910	12,352,351
Volvo AB, Class B	4,982,745	89,460,316

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Volvo Car AB, Class B(a)(b)	1,985,625	$14,784,520

		1,591,633,400

Switzerland — 10.7%
ABB Ltd., Registered	5,422,292	164,835,506
Adecco Group AG, Registered	531,777	18,732,911
Alcon Inc.	1,649,613	129,831,276
Bachem Holding AG, Class A	102,445	6,908,222
Baloise Holding AG, Registered	150,782	24,023,955
Barry Callebaut AG, Registered	11,791	26,124,873
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	3,526	38,992,841
Chocoladefabriken Lindt & Spruengli AG, Registered	358	41,285,308
Cie. Financiere Richemont SA, Class A, Registered	1,723,230	207,782,765
Clariant AG, Registered	710,321	13,308,248
Coca-Cola HBC AG, Class DI	662,549	16,306,396
Credit Suisse Group AG, Registered	8,761,668	50,962,817
EMS-Chemie Holding AG, Registered	23,100	18,343,356
Geberit AG, Registered	118,516	62,419,610
Givaudan SA, Registered	30,482	106,551,558
Holcim AG	1,830,342	85,822,255
Julius Baer Group Ltd.	730,396	37,768,810
Kuehne + Nagel International AG, Registered	179,309	48,291,738
Logitech International SA, Registered	571,893	32,175,937
Lonza Group AG, Registered	245,837	149,407,760
Nestle SA, Registered	9,292,895	1,138,633,075
Novartis AG, Registered	7,232,872	621,518,012
Partners Group Holding AG	74,950	81,826,358
Roche Holding AG, Bearer	88,071	35,903,432
Roche Holding AG, NVS	2,319,304	770,019,403
Schindler Holding AG, Participation Certificates, NVS	134,597	26,308,170
Schindler Holding AG, Registered	77,291	14,676,536
SGS SA, Registered	21,018	51,293,746
Siemens Energy AG(b)	1,442,648	23,973,184
Sika AG, Registered	480,229	118,658,560
Sonova Holding AG, Registered	177,401	63,896,605
STMicroelectronics NV	2,253,649	85,286,020
Straumann Holding AG	367,918	49,761,090
Swatch Group AG (The), Bearer	95,262	25,360,346
Swatch Group AG (The), Registered	173,896	8,684,138
Swiss Life Holding AG, Registered	104,219	55,208,583
Swiss Prime Site AG, Registered	253,004	23,039,451
Swiss Re AG	995,933	74,731,623
Swisscom AG, Registered	85,454	46,199,622
Temenos AG, Registered	209,155	16,601,158
UBS Group AG, Registered	11,611,338	189,733,008
VAT Group AG(c)	89,346	26,014,997
Vifor Pharma AG (b)	149,794	26,170,870
Zurich Insurance Group AG	496,700	216,823,620

		5,070,197,749

United Kingdom — 14.9%
3i Group PLC	3,212,848	49,920,421
abrdn PLC	7,186,863	14,570,807
Admiral Group PLC	591,712	13,829,244
Anglo American PLC	4,196,273	151,673,653
Antofagasta PLC	1,312,284	18,672,070
Ashtead Group PLC	1,469,145	82,697,744
Associated British Foods PLC	1,177,785	24,056,689
AstraZeneca PLC	5,114,955	672,827,356
Auto Trader Group PLC(c)	3,126,386	24,102,914

Security	Shares	Value

United Kingdom (continued)
AVEVA Group PLC	397,066	$11,487,318
Aviva PLC	9,333,925	45,202,551
BAE Systems PLC	10,387,104	97,625,670
Barclays PLC	55,316,798	105,962,791
Barratt Developments PLC	3,385,132	20,756,598
Berkeley Group Holdings PLC	368,981	19,121,871
BP PLC	64,283,503	314,620,155
British American Tobacco PLC	7,187,030	281,613,939
British Land Co. PLC (The)	2,898,750	17,429,421
BT Group PLC	22,963,997	45,338,340
Bunzl PLC	1,113,827	41,802,651
Burberry Group PLC	1,320,982	29,039,885
CNH Industrial NV	3,376,996	43,504,683
Coca-Cola Europacific Partners PLC	677,974	36,691,953
Compass Group PLC	5,890,193	138,045,119
Croda International PLC	460,580	42,120,039
DCC PLC	324,681	21,198,197
Diageo PLC	7,643,740	362,098,154
Entain PLC(b)	1,931,368	28,420,180
Experian PLC	3,044,139	106,582,166
Ferguson PLC	722,103	90,839,612
GSK PLC	13,425,583	282,074,221
Haleon PLC(b)	16,781,979	59,635,433
Halma PLC	1,253,851	35,312,052
Hargreaves Lansdown PLC	1,182,153	12,238,551
Hikma Pharmaceuticals PLC	571,599	12,081,887
HSBC Holdings PLC	66,856,769	418,787,919
Imperial Brands PLC	2,981,924	65,472,106
Informa PLC(b)	4,938,653	35,917,062
InterContinental Hotels Group PLC	607,640	36,017,912
Intertek Group PLC	533,328	28,503,821
J Sainsbury PLC	5,760,261	15,538,709
JD Sports Fashion PLC	8,490,739	13,486,365
Johnson Matthey PLC	616,853	16,127,304
Kingfisher PLC	6,782,653	21,459,438
Land Securities Group PLC	2,319,039	20,723,000
Legal & General Group PLC	19,709,666	62,943,152
Lloyds Banking Group PLC	234,359,766	129,755,180
London Stock Exchange Group PLC	1,086,274	106,012,388
M&G PLC	8,604,973	22,430,599
Melrose Industries PLC	14,447,767	28,439,837
Mondi PLC	1,603,972	30,438,921
National Grid PLC	12,032,600	165,684,011
NatWest Group PLC	18,575,888	56,419,730
Next PLC	436,806	36,364,882
NMC Health PLC, NVS(d)	473,933	6
Ocado Group PLC(b)	1,910,043	19,635,726
Pearson PLC	2,243,664	20,765,676
Persimmon PLC	1,050,922	24,240,788
Phoenix Group Holdings PLC	2,468,002	19,444,449
Prudential PLC	9,066,476	111,829,414
Reckitt Benckiser Group PLC	2,359,799	191,414,468
RELX PLC	6,383,091	188,999,754
Rentokil Initial PLC	6,121,247	40,418,339
Rolls-Royce Holdings PLC(b)	27,547,582	30,107,822
Sage Group PLC (The)	3,351,211	28,881,114
Schroders PLC	412,203	14,951,303
Segro PLC	3,966,553	53,064,465
Severn Trent PLC	826,839	29,726,370
Shell PLC	25,117,174	670,033,582

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Smith & Nephew PLC	2,902,618	$37,214,912
Smiths Group PLC	1,280,664	24,168,937
Spirax-Sarco Engineering PLC	243,176	35,481,550
SSE PLC	3,514,588	75,909,452
St. James’s Place PLC	1,796,450	26,984,597
Standard Chartered PLC	8,611,556	59,356,775
Taylor Wimpey PLC	12,012,463	18,697,140
Tesco PLC	25,200,935	80,822,815
Unilever PLC	8,454,278	411,747,748
United Utilities Group PLC	2,253,092	29,935,785
Vodafone Group PLC	88,933,067	131,056,851
Whitbread PLC	665,019	21,167,436
WPP PLC	3,771,409	40,702,492

		7,100,476,437

Total Common Stocks — 99.3% (Cost: $45,575,769,835)		47,241,810,151

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	189,923	14,419,922
Henkel AG & Co. KGaA, Preference Shares, NVS	588,093	37,569,320
Porsche Automobil Holding SE, Preference Shares, NVS	505,768	36,608,353
Sartorius AG, Preference Shares, NVS	80,394	35,960,174
Volkswagen AG, Preference Shares, NVS	612,761	86,638,181

		211,195,950

Total Preferred Stocks — 0.4% (Cost: $251,892,847)		211,195,950

Total Long-Term Investments — 99.7% (Cost: $45,827,662,682)		47,453,006,101

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	182,144,004	$182,125,789
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	41,190,000	41,190,000

Total Short-Term Securities — 0.5% (Cost: $223,280,764)		223,315,789

Total Investments in Securities — 100.2% (Cost: $46,050,943,446)		47,676,321,890

Liabilities in Excess of Other Assets — (0.2)%		(82,110,317)

Net Assets — 100.0%		$47,594,211,573

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$97,946,692	$84,223,782	(a)	$—	$(14,048)	$(30,637)	$182,125,789	182,144,004	$2,394,150	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	32,940,000	8,250,000	(a)	—	—	—	41,190,000	41,190,000	192,914		—

					$(14,048)	$(30,637)	$223,315,789		$2,587,064		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	274	09/08/22	$39,961	$248,248
SPI 200 Index	157	09/15/22	18,984	1,051,594
Euro STOXX 50 Index	1,354	09/16/22	51,506	3,163,573
FTSE 100 Index	374	09/16/22	33,684	1,033,422

				$5,496,837

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,496,837	$—	$—	$—	$5,496,837

(a)   Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,717,437)	$—	$—	$—	$(3,717,437)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$7,685,933	$—	$—	$—	$7,685,933

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$251,416,682

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$406,240,308	$46,835,569,499	$344	$47,241,810,151
Preferred Stocks	—	211,195,950	—	211,195,950
Money Market Funds	223,315,789	—	—	223,315,789

	$629,556,097	$47,046,765,449	$344	$47,676,321,890

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$5,496,837	$—	$5,496,837

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 10.3%
29Metals Ltd.(a)	1,100,145	$1,168,997
5E Advanced Materials Inc.(a)	1,040,652	1,700,072
Abacus Property Group	1,569,538	3,242,237
Accent Group Ltd.	1,467,608	1,353,556
Adbri Ltd.	1,501,126	2,676,977
AET&D Holdings No. 1 Pty Ltd.(b)	169,200	1
AGL Energy Ltd.	2,803,938	16,514,335
Alkane Resources Ltd.(a)	1,922,986	1,066,294
Allkem Ltd.(a)	2,432,229	19,619,312
ALS Ltd.	1,955,961	16,065,157
Altium Ltd.	500,769	11,058,390
Alumina Ltd.	10,471,872	11,374,892
AMP Ltd.(a)	13,097,717	10,030,358
Ansell Ltd.	541,609	9,943,754
APM Human Services International Ltd.(a)	1,151,844	2,677,758
Appen Ltd.	470,877	1,930,682
ARB Corp. Ltd.	328,566	7,715,387
Arena REIT	1,470,949	4,993,368
Atlas Arteria Ltd.	4,057,776	22,079,740
AUB Group Ltd.	371,503	5,095,478
Aussie Broadband Ltd.(a)	755,420	1,930,337
Austal Ltd.	1,409,956	2,648,693
Australian Agricultural Co. Ltd.(a)	1,387,360	1,799,292
Australian Clinical Labs Ltd.	298,284	1,107,377
Australian Ethical Investment Ltd.	349,755	1,605,735
Australian Strategic Materials Ltd.(a)	382,872	964,537
AVZ Minerals Ltd.(a)(b)(c)	10,717,468	5,330,469
Bank of Queensland Ltd.	2,742,522	14,524,933
Bapcor Ltd.	1,429,586	6,702,838
Beach Energy Ltd.	6,658,874	8,581,422
Bega Cheese Ltd.	1,249,241	3,056,333
Bellevue Gold Ltd.(a)	4,348,937	2,586,587
Bendigo & Adelaide Bank Ltd.	2,359,882	17,124,795
Betmakers Technology Group Ltd.(a)(c)	2,651,306	941,621
Blackmores Ltd.	68,606	3,746,342
Boral Ltd.	1,601,568	3,263,775
Boss Energy Ltd. (a)	1,363,562	2,195,034
BrainChip Holdings Ltd.(a)(c)	6,131,059	4,709,318
Breville Group Ltd.	415,364	6,140,792
Brickworks Ltd.	322,232	4,764,300
BWP Trust	2,094,284	6,310,815
Calix Ltd.(a)	546,057	2,432,153
Capricorn Metals Ltd.(a)	1,172,134	3,216,626
carsales.com Ltd.	1,416,742	20,653,565
Centuria Capital Group	2,075,946	3,053,768
Centuria Industrial REIT	2,446,030	5,457,438
Centuria Office REIT	1,629,158	2,134,725
Chalice Mining Ltd.(a)	1,345,773	4,610,176
Challenger Ltd.	2,441,079	12,058,348
Champion Iron Ltd.	1,443,791	4,926,053
Charter Hall Group	2,009,706	18,161,910
Charter Hall Long Wale REIT	2,690,167	8,628,344
Charter Hall Retail REIT	2,247,798	6,653,555
Charter Hall Social Infrastructure REIT	1,424,482	3,784,072
City Chic Collective Ltd.(a)(c)	958,792	1,568,883
Cleanaway Waste Management Ltd.	8,706,472	16,772,929
Clinuvel Pharmaceuticals Ltd.(c)	161,332	2,137,801
Codan Ltd./Australia	426,754	2,614,774

Security	Shares	Value

Australia (continued)
Collins Foods Ltd.(c)	461,854	$3,366,595
Core Lithium Ltd.(a)(c)	6,172,358	5,116,622
Coronado Global Resources Inc.(d)	3,249,271	3,232,466
Corporate Travel Management Ltd.(a)(c)	508,779	6,784,822
Costa Group Holdings Ltd.	2,012,343	3,648,207
Credit Corp. Group Ltd.	284,297	4,833,271
Cromwell Property Group	5,981,688	3,536,129
CSR Ltd.	2,071,806	6,649,060
Data#3 Ltd.	611,820	2,664,760
De Grey Mining Ltd.(a)	5,152,445	3,249,290
Deterra Royalties Ltd.	1,770,772	5,404,755
Dexus Industria REIT	895,060	1,891,250
DGL Group Ltd./Au(a)	471,253	826,778
Dicker Data Ltd.	257,498	2,040,005
Domain Holdings Australia Ltd.	1,092,362	2,734,925
Downer EDI Ltd.	2,890,196	11,251,984
Eagers Automotive Ltd.	656,709	5,805,596
Eclipx Group Ltd.(a)(c)	1,205,962	2,233,122
Elders Ltd.	664,454	5,279,885
EML Payments Ltd.(a)(c)	1,495,335	1,110,964
EVENT Hospitality and Entertainment Ltd.(a)	477,258	4,773,727
Firefinch Ltd.(a)(b)(c)	4,681,624	654,210
Flight Centre Travel Group Ltd.(a)	685,232	8,333,258
G8 Education Ltd.	3,181,921	2,375,472
GDI Property Group Partnership	3,273,283	2,250,531
Genworth Mortgage Insurance Australia Ltd.	1,733,587	3,435,090
Gold Road Resources Ltd.	4,118,726	4,025,918
Goulamina Holdings Pty. Ltd.(a)	3,407,276	1,035,589
GrainCorp Ltd., Class A	965,462	5,828,234
Grange Resources Ltd.	2,181,171	1,724,660
Growthpoint Properties Australia Ltd.	1,123,466	2,985,711
GUD Holdings Ltd.	610,854	3,779,220
GWA Group Ltd.	952,711	1,389,477
Hansen Technologies Ltd.	675,396	2,706,794
Harvey Norman Holdings Ltd.	2,382,870	6,953,542
Healius Ltd.	2,671,130	7,277,864
Home Consortium Ltd.	451,000	1,698,373
HomeCo Daily Needs REIT	6,120,065	5,941,102
HUB24 Ltd.	322,233	5,566,672
IGO Ltd.	2,906,760	22,776,889
Iluka Resources Ltd.	1,788,805	12,140,660
Imdex Ltd.	1,490,470	1,897,653
Imugene Ltd.(a)(c)	21,110,812	3,674,818
Incitec Pivot Ltd.	8,289,103	21,119,340
Ingenia Communities Group	1,550,151	5,082,947
Inghams Group Ltd.	1,571,574	3,258,366
Insignia Financial Ltd.	2,598,960	5,654,352
Integral Diagnostics Ltd.	797,567	1,729,037
InvoCare Ltd.	578,545	4,488,130
ionner Ltd.(a)	6,191,770	2,456,675
IPH Ltd.	882,433	5,447,497
IRESS Ltd.	763,891	6,125,668
JB Hi-Fi Ltd.	490,658	14,528,587
Jervois Global Ltd.(a)	5,460,692	1,539,783
Johns Lyng Group Ltd.	716,376	3,808,438
Judo Capital Holdings Ltd.(a)	2,243,098	2,072,391
Jumbo Interactive Ltd.	224,823	2,278,419
Karoon Energy Ltd.(a)	2,258,857	2,984,697
Kelsian Group Ltd.	555,477	2,392,395
Kogan.com Ltd.(a)(c)	372,745	1,206,506

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Lake Resources NL(a)(c)	4,881,710	$2,816,903
Lifestyle Communities Ltd.	399,222	4,755,964
Link Administration Holdings Ltd.	2,162,419	6,666,980
Liontown Resources Ltd.(a)	6,927,645	6,507,513
Lovisa Holdings Ltd.(c)	247,582	3,110,154
Lynas Rare Earths Ltd.(a)(c)	3,823,500	23,512,005
MA Financial Group Ltd.	402,886	1,745,481
Maas Group Holdings Ltd.(c)	382,811	1,118,328
Magellan Financial Group Ltd.	589,943	6,061,228
Mayne Pharma Group Ltd.(a)	6,701,556	1,599,145
McMillan Shakespeare Ltd.	281,779	2,429,700
Megaport Ltd.(a)(c)	644,303	4,423,742
Mesoblast Ltd.(a)(c)	2,432,549	1,596,316
Metcash Ltd.	4,093,401	11,932,011
Mincor Resources NL(a)	1,521,569	2,063,697
Monadelphous Group Ltd.	382,504	2,776,870
Mount Gibson Iron Ltd.(c)	2,610,143	962,476
Nanosonics Ltd.(a)(c)	1,100,403	3,660,996
National Storage REIT	4,494,494	7,859,144
Nearmap Ltd.(a)(c)	2,055,747	2,013,178
Neometals Ltd.(a)(c)	1,958,213	1,542,383
Netwealth Group Ltd.	515,630	4,684,459
New Hope Corp. Ltd.(c)	2,112,531	6,544,790
NEXTDC Ltd.(a)	1,933,683	16,097,027
nib holdings Ltd.	1,929,314	9,866,630
Nick Scali Ltd.(c)	275,571	1,870,995
Nickel Mines Ltd.	4,505,416	3,460,021
Nine Entertainment Co. Holdings Ltd.	6,160,378	8,987,802
Novonix Ltd.(a)	1,225,526	2,477,772
NRW Holdings Ltd.	1,852,983	2,536,693
Nufarm Ltd./Australia	1,600,621	5,829,234
Objective Corp. Ltd.	109,613	1,177,046
Omni Bridgeway Ltd.(a)	1,104,433	3,204,509
oOh!media Ltd.(c)	1,986,824	1,748,098
Orora Ltd.	3,663,596	9,170,495
OZ Minerals Ltd.	1,418,921	18,950,037
Pact Group Holdings Ltd.	893,647	1,271,205
Paladin Energy Ltd.(a)(c)	11,406,053	5,965,591
Pendal Group Ltd.	1,461,491	4,949,667
Pepper Money Ltd./Australia	736,299	845,277
Perenti Global Ltd.	2,552,949	1,029,908
Perpetual Ltd.	240,106	5,124,838
Perseus Mining Ltd.(c)	5,466,994	6,488,345
PEXA Group Ltd.(a)(c)	414,638	4,238,441
Pilbara Minerals Ltd.(a)	10,112,783	19,939,684
Pinnacle Investment Management Group Ltd.	498,995	3,543,233
Platinum Asset Management Ltd.	2,224,143	2,855,753
PointsBet Holdings Ltd.(a)(c)	841,351	1,906,684
PolyNovo Ltd.(a)(c)	2,507,369	2,897,601
Premier Investments Ltd.	370,298	5,507,688
Pro Medicus Ltd.(c)	197,851	6,930,496
PWR Holdings Ltd.	317,851	1,867,923
Qube Holdings Ltd.	7,816,198	15,203,535
Ramelius Resources Ltd.	3,744,485	2,837,094
Red 5 Ltd.(a)	10,175,449	1,887,304
Regis Resources Ltd.	3,277,512	4,060,705
Reliance Worldwide Corp. Ltd.	3,330,416	10,405,440
Rural Funds Group	1,528,867	2,945,474
Sandfire Resources Ltd.	1,738,715	5,611,096
Sayona Mining Ltd.(a)(c)	27,910,101	3,896,493

Security	Shares	Value

Australia (continued)
Select Harvests Ltd.(c)	509,075	$1,645,104
Seven Group Holdings Ltd.	695,822	8,621,122
Seven West Media Ltd.(a)	4,029,326	1,346,658
SG Fleet Group Ltd.	545,750	1,002,586
Shopping Centres Australasia Property Group	4,748,506	9,910,010
Sierra Rutile Holdings Ltd.(a)	1,788,805	399,948
Sigma Healthcare Ltd.	4,858,241	2,110,139
Silver Lake Resources Ltd.(a)	3,854,183	3,896,987
Sims Ltd.	707,644	7,358,789
SiteMinder Ltd.(a)(c)	919,239	2,744,972
SmartGroup Corp. Ltd.	529,924	2,567,448
Southern Cross Media Group Ltd.(c)	1,065,556	894,551
St. Barbara Ltd.	3,491,934	2,753,253
Star Entertainment Grp Ltd. (The)(a)	3,801,992	8,237,596
Steadfast Group Ltd.	4,124,409	15,462,578
Super Retail Group Ltd.	662,231	4,622,905
Syrah Resources Ltd.(a)	2,687,511	2,800,177
Tabcorp Holdings Ltd.	9,517,857	6,639,455
Tassal Group Ltd.	989,530	3,407,695
Technology One Ltd.	1,226,896	10,179,884
Telix Pharmaceuticals Ltd.(a)	916,956	4,789,470
Temple & Webster Group Ltd.(a)	387,188	1,439,302
Tyro Payments Ltd.(a)(c)	1,693,800	991,111
United Malt Grp Ltd.	1,070,628	2,764,927
Ventia Services Group Pty Ltd.	1,071,459	2,008,022
Viva Energy Group Ltd.(d)	3,612,931	6,787,144
Vulcan Energy Resources Ltd.(a)(c)	366,810	2,025,629
Waypoint REIT Ltd.	3,042,903	5,605,313
Webjet Ltd.(a)(c)	1,607,219	5,856,065
West African Resources Ltd.(a)	4,146,463	3,860,272
Westgold Resources Ltd.	2,025,083	1,848,212
Whitehaven Coal Ltd.	3,953,573	17,407,106
Worley Ltd.	1,319,009	13,311,828
Zip Co. Ltd.(a)(c)	2,445,145	1,975,653

		1,135,507,596

Austria — 1.0%
Agrana Beteiligungs AG	12,995	215,161
ams-OSRAM AG(a)(c)	1,182,435	9,760,473
ANDRITZ AG	290,813	13,607,083
AT&S Austria Technologie & Systemtechnik AG	106,944	5,343,375
BAWAG Group AG(d)	362,032	16,714,928
CA Immobilien Anlagen AG	185,064	6,040,467
DO & CO AG(a)(c)	28,339	2,367,757
EVN AG	168,110	3,964,929
FACC AG(a)(c)	109,182	829,552
IMMOFINANZ AG(c)	151,311	2,311,978
Kontron AG(c)	184,341	2,746,763
Lenzing AG	56,258	4,539,930
Oesterreichische Post AG(c)	149,636	4,312,033
Palfinger AG(c)	54,113	1,341,175
Porr AG	56,282	699,196
Raiffeisen Bank International AG	634,005	7,680,814
S IMMO AG	160,415	3,741,678
Schoeller-Bleckmann Oilfield Equipment AG	44,015	2,516,741
Semperit AG Holding	43,521	882,488
Strabag SE	65,088	2,690,862
Telekom Austria AG	708,991	4,383,975
UNIQA Insurance Group AG	557,980	3,822,774
Vienna Insurance Group AG Wiener Versicherung Gruppe	153,644	3,527,407

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Austria (continued)
Wienerberger AG	497,082	$11,441,584

		115,483,123

Belgium — 1.5%
Ackermans & van Haaren NV	99,867	14,680,609
Aedifica SA	158,402	16,446,149
AGFA-Gevaert NV(a)	608,690	2,202,321
Barco NV	290,348	7,607,509
Bekaert SA	151,792	5,376,087
bpost SA(c)	427,496	2,682,931
Cofinimmo SA	129,639	14,589,441
Dredging Environmental & Marine Engineering NV(a)	32,635	3,773,071
Econocom Group SA/NV	482,794	1,642,480
Etablissements Franz Colruyt NV	235,924	6,517,637
Euronav NV	742,630	10,139,705
Fagron	283,732	4,327,707
Galapagos NV(a)(c)	194,458	9,865,638
Gimv NV	86,470	4,668,470
Immobel SA(c)	19,097	1,147,318
Intervest Offices & Warehouses NV	108,202	3,063,283
Ion Beam Applications	103,910	1,813,916
KBC Ancora	148,225	5,191,582
Kinepolis Group NV(a)(c)	56,622	2,788,789
Melexis NV	84,305	7,233,607
Mithra Pharmaceuticals SA(a)(c)	84,918	574,037
Montea NV	47,589	4,812,557
Ontex Group NV(a)	287,957	1,882,692
Orange Belgium SA(a)(c)	65,773	1,266,491
Recticel SA	174,135	2,673,177
Retail Estates NV	40,978	2,893,220
Shurgard Self Storage SA	111,347	5,743,397
Telenet Group Holding NV	198,107	3,168,381
Tessenderlo Group SA(a)	109,839	3,442,432
Van de Velde NV	20,133	757,454
VGP NV	41,549	7,297,501
X-Fab Silicon Foundries SE(a)(c)(d)	246,410	1,645,575
Xior Student Housing NV	101,278	4,430,208

		166,345,372

Denmark — 1.9%
ALK-Abello A/S(a)	561,174	11,204,248
Alm Brand A/S	3,622,457	5,451,433
Amagerbanken A/S(b)	130,550	—
Ambu A/S, Class B(c)	714,426	8,122,474
Bavarian Nordic A/S(a)(c)	299,775	14,864,781
Better Collective A/S(a)	128,922	2,047,780
cBrain A/S	44,478	1,275,416
Chemometec A/S	69,716	8,327,740
D/S Norden A/S	100,312	4,377,377
Dfds A/S	148,504	5,322,171
Drilling Co. of 1972 A/S (The)(a)	86,807	4,119,685
FLSmidth & Co. A/S	222,183	6,102,756
H Lundbeck A/S	1,170,518	5,785,415
H Lundbeck A/S, Class A(a)(c)	292,319	1,393,648
ISS A/S(a)	673,547	11,771,268
Jyske Bank A/S, Registered(a)	218,566	11,438,984
Matas A/S	146,396	1,570,696
Netcompany Group A/S(a)(d)	170,329	9,551,588
Nilfisk Holding A/S(a)	53,562	1,265,918
NKT A/S(a)	172,017	8,813,318
NTG Nordic Transport Group A/S, Class A(a)(c)	33,439	1,474,282

Security	Shares	Value

Denmark (continued)
Per Aarsleff Holding A/S	75,543	$2,323,251
Ringkjoebing Landbobank A/S	116,712	13,105,926
Royal Unibrew A/S	207,765	17,718,944
Scandinavian Tobacco Group A/S, Class A(d)	246,764	4,726,091
Schouw & Co. A/S	52,956	3,942,891
SimCorp A/S	171,470	12,798,222
Solar A/S, Class B	22,365	2,103,320
Spar Nord Bank A/S	356,731	4,087,433
Sydbank A/S	250,748	7,700,236
Topdanmark A/S	191,022	9,310,342
Zealand Pharma A/S(a)(c)	150,652	2,717,077

		204,814,711

Finland — 1.5%
Aktia Bank OYJ	215,378	2,062,590
Anora Group OYJ	142,020	1,206,818
Cargotec OYJ, Class B	162,995	5,764,618
Caverion OYJ	436,622	2,177,527
Citycon OYJ	360,065	2,561,812
Finnair OYJ(a)(c)	2,691,595	1,106,551
F-Secure OYJ(a)	473,469	1,468,663
Harvia OYJ(c)	64,874	1,384,295
Huhtamaki OYJ	411,688	16,047,006
Kamux Corp.	131,053	1,080,629
Kemira OYJ	461,527	5,860,102
Kempower OYJ(a)(c)	70,349	989,559
Kojamo OYJ	582,706	10,395,101
Konecranes OYJ	250,450	6,724,290
Marimekko OYJ	111,661	1,552,282
Metsa Board OYJ, Class B	755,996	6,739,535
Metso Outotec OYJ	2,827,485	23,373,946
Musti Group OYJ	132,446	2,745,125
Nokian Renkaat OYJ	562,643	6,654,815
Oriola OYJ, Class B	758,192	1,538,971
Outokumpu OYJ	1,561,585	6,875,351
Puuilo OYJ	215,141	1,095,264
QT Group OYJ(a)	69,329	5,605,988
Remedy Entertainment OYJ(c)	33,231	898,960
Revenio Group OYJ	100,999	5,202,404
Rovio Entertainment OYJ(d)	166,745	1,130,950
Sanoma OYJ	314,556	4,443,300
Spinnova OYJ(a)(c)	63,443	486,565
Talenom OYJ(c)	119,200	1,365,839
TietoEVRY Oyj	368,211	10,015,307
TietoEVRY OYJ, New	12,844	348,828
Tokmanni Group Corp.	207,233	2,725,994
Uponor OYJ	235,393	3,543,895
Valmet OYJ	705,511	19,632,512
WithSecure OYJ(a)	473,389	859,277
YIT OYJ	611,229	2,079,172

		167,743,841

France — 3.5%
AB Science SA(a)(c)	106,471	816,185
ABC arbitrage	83,506	597,431
Air France-KLM(a)(c)	4,977,110	6,862,608
AKWEL(c)	36,551	658,229
Albioma SA	109,083	5,558,804
ALD SA(d)	430,931	5,104,820
Altarea SCA	16,803	2,491,915
Alten SA	123,591	16,739,168

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Antin Infrastructure Partners SA	147,670	$4,434,208
APERAM SA	202,123	6,590,073
Aramis Group SAS(a)(c)(d)	85,520	350,450
Atos SE(a)	430,266	5,304,537
Aubay	30,099	1,600,450
Believe SA(a)(c)	80,243	742,814
Beneteau SA	167,082	1,921,367
Boiron SA	34,035	1,591,435
Bonduelle SCA(c)	59,486	799,976
Carmila SA	241,155	3,816,933
Casino Guichard Perrachon SA(a)(c)	190,836	2,246,905
CGG SA(a)	2,997,208	2,676,989
Chargeurs SA	70,207	1,203,609
Cie. des Alpes(a)	81,763	1,435,507
Cie. Plastic Omnium SA	249,360	4,663,878
Coface SA(a)	444,033	4,650,286
Derichebourg SA	404,563	2,578,610
Elior Group SA(a)(c)(d)	561,062	1,823,278
Elis SA	804,332	12,005,339
Equasens	19,115	1,665,217
Eramet SA	39,571	4,188,844
Esker SA	22,517	3,382,308
Etablissements Maurel et Prom SA	250,302	1,322,781
Euroapi SA(a)	215,793	3,640,418
Eutelsat Communications SA	731,054	5,563,118
Faurecia SE(a)(c)	672,615	12,157,512
Fnac Darty SA(c)	68,181	2,734,923
Gaztransport Et Technigaz SA	108,934	15,024,613
Groupe Guillin	21,316	457,506
ICADE	147,236	7,371,611
ID Logistics Group(a)	12,297	3,981,622
Imerys SA	144,240	4,887,777
Interparfums SA	80,334	4,030,221
IPSOS	169,952	8,711,007
JCDecaux SA(a)	272,914	4,401,148
Kaufman & Broad SA(c)	51,964	1,442,714
Korian SA	319,183	4,722,723
LISI	82,869	1,952,515
LNA Sante SA	17,779	608,729
Maisons du Monde SA(d)	130,443	1,394,235
Manitou BF SA(c)	54,046	1,027,421
McPhy Energy SA(a)(c)	89,945	1,383,989
Mercialys SA	328,792	2,914,496
Mersen SA	71,525	2,516,351
Metropole Television SA	109,900	1,447,655
Neoen SA(d)	203,821	8,964,265
Nexans SA	102,216	9,817,294
Nexity SA	165,573	4,068,904
Orpea SA(a)(c)	232,415	5,786,946
Peugeot Invest	22,362	2,269,568
Quadient SA	144,735	2,817,937
Rexel SA	1,034,092	18,378,341
Rubis SCA	396,637	9,694,291
SCOR SE	677,755	11,926,804
SES SA	1,622,955	12,248,035
SES-Imagotag SA(a)	20,023	1,945,023
SMCP SA(a)(d)	165,692	902,167
Societe BIC SA(c)	105,044	5,935,320
SOITEC(a)	110,552	17,695,702
Solutions 30 SE(a)(c)	360,123	1,225,506

Security	Shares	Value

France (continued)
Somfy SA	31,299	$3,957,703
Sopra Steria Group SACA	65,111	10,849,514
SPIE SA	546,661	13,128,024
Technicolor SA(a)	838,172	2,679,612
Television Francaise 1	173,170	1,192,913
Trigano SA	36,792	3,599,938
Vallourec SA(a)	382,830	3,547,311
Valneva SE(a)(c)	355,196	3,532,629
Verallia SA(d)	320,536	8,204,651
Vicat SA	74,955	1,954,210
Vilmorin & Cie SA	26,104	1,079,189
Virbac SA(c)	17,995	6,646,553
Voltalia SA(a)(c)	116,910	2,479,109
Waga Energy SA(a)	20,844	743,496
Wavestone	34,143	1,782,870

		381,251,083

Germany — 4.1%
1&1 AG	185,102	3,207,318
Aareal Bank AG(a)	253,246	8,230,794
About You Holding SE(a)(c)	162,185	1,464,575
Adesso SE	13,396	2,320,928
ADLER Group SA(a)(c)(d)	289,771	1,027,750
AIXTRON SE	481,607	12,450,915
Amadeus Fire AG	24,543	2,742,180
Atoss Software AG	17,291	2,728,401
AURELIUS Equity Opportunities SE & Co. KGaA	122,396	2,919,700
Aurubis AG	132,807	9,588,277
Auto1 Group SE(a)(c)(d)	364,393	3,143,026
Basler AG(c)	49,158	1,872,984
BayWa AG	59,886	2,577,731
Bertrandt AG	31,692	1,183,639
Bike24 Holding AG(a)(c)	82,393	244,812
Bilfinger SE	128,425	3,880,690
Borussia Dortmund GmbH & Co. KGaA(a)(c)	338,853	1,321,789
CANCOM SE	165,777	5,667,059
Ceconomy AG	687,209	1,385,984
Cewe Stiftung & Co. KGaA(c)	21,856	1,876,938
CompuGroup Medical SE & Co. KgaA	114,059	4,944,263
CropEnergies AG	105,856	1,560,002
CTS Eventim AG & Co. KGaA(a)	245,236	13,508,402
Datagroup SE	20,729	1,580,180
Dermapharm Holding SE	78,787	4,438,740
Deutsche Beteiligungs AG	51,306	1,480,806
Deutsche Euroshop(b)	211,517	4,647,889
Deutsche Pfandbriefbank AG(d)	566,781	5,238,947
Deutz AG	464,440	1,938,988
DIC Asset AG	177,862	2,023,089
Draegerwerk AG & Co. KGaA	13,057	593,848
Duerr AG	218,772	5,439,260
Eckert & Ziegler Strahlen- und Medizintechnik AG	63,688	2,824,107
Elmos Semiconductor SE	35,702	1,729,164
ElringKlinger AG	125,518	1,004,619
Encavis AG	513,664	11,240,392
Energiekontor AG	26,936	2,643,636
Evotec SE(a)	600,870	15,611,323
Fielmann AG	110,678	4,473,852
flatexDEGIRO AG(a)(c)	287,740	2,926,666
Fraport AG Frankfurt Airport Services Worldwide(a)	157,515	7,203,575
Freenet AG	514,844	12,122,847
Gerresheimer AG(c)	133,961	8,046,423

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
GFT Technologies SE	72,572	$3,279,880
Global Fashion Group SA(a)(c)	415,182	616,055
Grand City Properties SA	406,743	5,547,435
GRENKE AG(c)	117,109	3,075,055
Hamborner REIT AG	276,549	2,433,188
Hamburger Hafen und Logistik AG	112,423	1,566,869
Heidelberger Druckmaschinen AG(a)(c)	1,111,984	1,706,657
Hensoldt AG	154,686	3,966,067
HOCHTIEF AG	106,678	5,725,897
Hornbach Holding AG & Co. KGaA	37,114	2,913,080
Hugo Boss AG	240,885	14,234,466
Hypoport SE(a)	16,337	3,395,673
Indus Holding AG	74,573	1,788,188
Instone Real Estate Group SE(d)	202,922	2,223,222
Jenoptik AG	216,651	5,247,360
JOST Werke AG(d)	56,255	2,338,697
K+S AG, Registered	813,079	17,144,766
Kloeckner & Co. SE	312,667	3,064,329
Krones AG	59,660	5,198,183
KWS Saat SE & Co. KGaA	54,400	3,323,778
LANXESS AG	348,116	12,802,239
MBB SE(c)	8,158	901,393
Media and Games Invest SE(a)(c)	474,599	1,158,308
Medios AG(a)	60,199	1,750,120
METRO AG(a)	532,578	4,328,314
MLP SE	277,973	1,625,065
MorphoSys AG(a)(c)	150,222	3,339,964
Nagarro SE(a)	34,642	4,062,728
Nordex SE(a)(c)	538,774	5,235,107
Norma Group SE	137,354	2,562,472
Northern Data AG(a)(c)	20,907	511,200
OHB SE	14,662	503,222
PATRIZIA AG	198,339	2,558,229
Pfeiffer Vacuum Technology AG	15,734	2,487,714
PNE AG	152,034	2,420,103
ProSiebenSat.1 Media SE	751,101	6,423,955
PVA TePla AG(a)	83,791	1,830,311
Salzgitter AG(c)	126,081	3,210,104
Secunet Security Networks AG	6,829	1,975,373
SGL Carbon SE(a)	267,578	2,026,704
Siltronic AG	62,743	5,094,002
Sirius Real Estate Ltd.	4,959,986	5,773,381
Sixt SE	56,964	6,954,261
SMA Solar Technology AG(a)(c)	44,230	2,413,293
Software AG(c)	219,447	5,928,687
Stabilus SE	104,597	5,894,875
Steico SE	23,519	1,922,099
Stratec SE	34,014	3,137,572
Stroeer SE & Co. KGaA	144,456	6,318,183
Suedzucker AG	299,253	4,221,669
Synlab AG	474,248	8,979,938
TAG Immobilien AG	756,199	8,374,348
Takkt AG	146,568	1,998,619
TeamViewer AG(a)(d)	645,389	6,719,580
thyssenkrupp AG(a)	1,979,548	12,225,840
Tonies SE, Class A(a)(c)	169,595	866,673
TUI AG(a)(c)	4,476,865	7,233,893
Varta AG(c)	77,278	6,290,770
VERBIO Vereinigte BioEnergie AG	95,143	5,904,418
Vitesco Technologies Group AG(a)	84,188	4,578,909

Security	Shares	Value

Germany (continued)
Vossloh AG	51,843	$1,850,271
Wacker Neuson SE	119,977	2,308,459
Wuestenrot & Wuerttembergische AG	68,041	1,168,449
Zeal Network SE(c)	57,252	1,831,500

		455,547,667

Hong Kong — 2.0%
Apollo Future Mobility Group Ltd.(a)(c)	17,656,000	708,894
ASMPT Ltd.	1,327,000	10,573,049
Atlas Corp.	360,903	4,215,347
Bank of East Asia Ltd. (The)	5,451,800	6,929,032
Brightoil Petroleum Holdings Ltd.(b)	12,938,512	16
Cafe de Coral Holdings Ltd.	1,520,000	2,319,473
Champion REIT	11,252,000	4,962,638
Chinese Estates Holdings Ltd.(a)	1,810,500	498,318
Chow Sang Sang Holdings International Ltd.	1,570,000	1,622,979
CITIC Telecom International Holdings Ltd.	6,837,000	2,280,068
Citychamp Watch & Jewellery Group Ltd.(a)	5,546,000	840,742
CK Life Sciences International Holdings Inc.(c)	14,480,000	1,478,405
C-Mer Eye Care Holdings Ltd.(a)(c)	2,236,000	1,139,388
Comba Telecom Systems Holdings Ltd.(a)	8,152,000	1,473,695
Cowell e Holdings Inc.(a)	1,238,000	2,174,647
Crystal International Group Ltd.(c)(d)	2,155,500	680,690
Dah Sing Banking Group Ltd.	2,191,200	1,671,282
Dah Sing Financial Holdings Ltd.	629,600	1,653,361
EC Healthcare	1,997,000	1,716,675
E-Commodities Holdings Ltd.	5,458,000	1,247,268
Far East Consortium International Ltd.	4,415,000	1,424,256
First Pacific Co. Ltd.	9,704,000	3,872,285
Fortune REIT	6,105,000	5,213,309
Fosun Tourism Group(a)(c)(d)	1,060,000	1,514,567
Guotai Junan International Holdings Ltd.	12,402,000	1,249,480
Haitong International Securities Group Ltd.(c)	9,198,899	1,101,174
Hang Lung Group Ltd.	3,312,000	5,973,610
Health and Happiness H&H International Holdings Ltd.	964,000	1,159,226
HKBN Ltd.	3,567,500	3,962,929
Hong Kong Technology Venture Co. Ltd.(c)	2,356,000	1,468,716
Hutchison Telecommunications Hong Kong Holdings Ltd.	10,256,000	1,854,024
Hysan Development Co. Ltd.	2,565,000	7,863,230
IGG Inc.	3,323,000	1,332,687
Johnson Electric Holdings Ltd.	1,440,250	1,841,680
K Wah International Holdings Ltd.	4,281,000	1,591,706
Kerry Logistics Network Ltd.	1,577,888	3,167,342
Kerry Properties Ltd.	2,351,500	5,655,677
Lifestyle International Holdings Ltd.(a)	1,606,000	551,321
LK Technology Holdings Ltd.	2,332,500	4,074,987
Luk Fook Holdings International Ltd.	1,526,000	3,725,928
Man Wah Holdings Ltd.	7,429,200	5,815,588
MECOM Power and Construction Ltd.	4,589,000	1,332,874
Melco International Development Ltd.(a)(c)	2,884,000	1,955,924
Melco Resorts & Entertainment Ltd., ADR(a)(c)	903,126	4,651,099
MGM China Holdings Ltd.(a)	3,988,800	2,141,432
Nissin Foods Co. Ltd.(c)	1,343,000	976,401
NWS Holdings Ltd.	6,596,000	6,541,978
Pacific Basin Shipping Ltd.	20,531,000	9,818,659
Pacific Textiles Holdings Ltd.	3,789,000	1,506,703
PAX Global Technology Ltd.	2,954,000	2,763,805
PCCW Ltd.	17,664,000	9,453,909
Perfect Medical Health Management Ltd.	1,872,000	879,757

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Prosperity REIT	9,176,000	$2,805,437
Realord Group Holdings Ltd.(a)(c)	1,798,000	2,256,179
Sa Sa International Holdings Ltd.(a)	5,154,000	853,285
Shangri-La Asia Ltd.(a)	4,674,000	3,812,305
Shun Tak Holdings Ltd.(a)(c)	6,116,000	1,146,532
SJM Holdings Ltd.(a)(c)	8,288,000	3,381,405
SmarTone Telecommunications Holdings Ltd.	2,607,500	1,361,264
Stella International Holdings Ltd.	2,141,000	2,086,479
Sun Hung Kai & Co. Ltd.	2,447,000	1,128,274
SUNeVision Holdings Ltd.	2,799,000	1,830,591
Sunlight REIT	4,117,000	1,966,745
Texhong Textile Group Ltd.	1,167,500	1,086,543
Theme International Holdings Ltd.(a)(c)	19,970,000	2,624,679
United Energy Group Ltd.	33,326,000	3,829,346
United Laboratories International Holdings Ltd. (The)	4,400,000	2,321,175
Value Partners Group Ltd.(c)	3,715,000	1,233,704
Vesync Co. Ltd.	1,218,000	780,651
Vitasoy International Holdings Ltd.	3,660,000	5,515,239
Viva China Holdings Ltd.(a)	16,552,000	2,384,571
Vobile Group Ltd.(a)(c)	6,217,000	3,178,526
VSTECS Holdings Ltd.	3,784,000	2,890,100
VTech Holdings Ltd.	681,700	4,647,178
Wynn Macau Ltd.(a)	6,539,600	4,300,596
Xinyi Electric Storage Holdings Ltd.(a)	1	1
Yue Yuen Industrial Holdings Ltd.	3,399,500	4,521,176
Zensun Enterprises Ltd.(c)	2,357,000	720,621

		217,284,832

Ireland — 0.7%
AIB Group PLC	3,465,280	7,882,290
Bank of Ireland Group PLC	4,336,505	24,838,454
C&C Group PLC(a)(c)	1,659,686	4,011,334
Cairn Homes PLC(a)	3,102,986	3,444,147
Dalata Hotel Group PLC(a)	854,382	3,148,125
Glanbia PLC	844,038	9,920,461
Glenveagh Properties PLC(a)(d)	2,815,635	3,125,105
Grafton Group PLC	954,499	9,872,825
Greencore Group PLC(a)	2,288,758	2,803,973
Irish Residential Properties REIT PLC	1,958,702	2,710,560
Origin Enterprises PLC	552,320	2,242,234
Uniphar PLC(a)	970,074	3,207,385

		77,206,893

Israel — 3.1%
AFI Properties Ltd.	42,807	2,239,197
Africa Israel Residences Ltd.	26,721	1,540,681
Airport City Ltd.(a)	300,329	5,806,130
Alony Hetz Properties & Investments Ltd.(c)	608,975	8,886,902
Altshuler Shaham Penn Ltd.(c)	266,250	771,878
Amot Investments Ltd.	943,876	6,471,096
Arad Investment & Industrial Development Ltd.	14,087	1,724,063
Ashtrom Group Ltd.	164,072	3,823,759
AudioCodes Ltd.	110,657	2,712,977
Azorim-Investment Development & Construction Co. Ltd.(c)	389,599	1,488,072
Bezeq The Israeli Telecommunication Corp. Ltd.	8,754,730	14,989,363
Big Shopping Centers Ltd.	48,545	6,466,196
Blue Square Real Estate Ltd.	19,925	1,553,762
Camtek Ltd./Israel(a)(c)	119,932	3,539,438
Cellcom Israel Ltd.(a)(c)	402,937	2,209,990
Cellebrite DI Ltd.(a)(c)	156,404	789,840

Security	Shares	Value

Israel (continued)
Clal Insurance Enterprises Holdings Ltd.(a)	260,337	$5,092,638
Cognyte Software Ltd.(a)(c)	281,755	1,270,715
Danel Adir Yeoshua Ltd.	22,943	2,909,860
Danya Cebus Ltd.	32,887	846,487
Delek Automotive Systems Ltd.	220,035	2,769,005
Delek Group Ltd.(a)	38,660	5,870,022
Delta Galil Industries Ltd.	49,668	2,426,981
Doral Group Renewable Energy Resources Ltd.(a)(c)	291,917	1,021,005
Elco Ltd.	40,556	2,814,132
Electra Consumer Products 1970 Ltd.(c)	50,821	2,391,552
Electra Ltd./Israel	8,872	5,317,011
Electra Real Estate Ltd.	106,628	1,760,267
Electreon Wireless Ltd.(a)(c)	16,346	395,886
Energix-Renewable Energies Ltd.	984,143	3,988,927
Enlight Renewable Energy Ltd.(a)	3,945,683	8,988,776
Equital Ltd.(a)(c)	140,477	4,981,230
Fattal Holdings 1998 Ltd.(a)	25,583	2,991,949
FIBI Holdings Ltd.	71,296	3,315,354
First International Bank Of Israel Ltd. (The)	229,570	9,706,234
Fiverr International Ltd.(a)	132,303	4,244,280
Formula Systems 1985 Ltd.	40,289	4,191,391
Fox Wizel Ltd.(c)	35,009	4,451,208
G City Ltd.	336,965	2,080,143
Gav-Yam Lands Corp. Ltd.	1	5
Gilat Satellite Networks Ltd.(a)(c)	173,419	1,170,985
Harel Insurance Investments & Financial Services Ltd.	481,899	4,927,476
Hilan Ltd.	59,958	3,493,539
IDI Insurance Co. Ltd.(c)	42,662	1,112,430
Inmode Ltd.(a)(c)	300,839	9,999,888
Isracard Ltd.	848,020	2,650,996
Israel Canada T.R Ltd.	547,891	2,116,171
Israel Corp. Ltd.(a)	16,303	7,260,947
Israel Land Development - Urban Renewal Ltd.(c)	68,158	1,089,246
Isras Investment Co. Ltd.	7,574	1,498,949
Ituran Location and Control Ltd.	66,095	1,678,813
M Yochananof & Sons Ltd.	21,572	1,243,128
Magic Software Enterprises Ltd.	112,441	2,250,140
Malam - Team Ltd.(c)	36,107	809,741
Matrix IT Ltd.	160,673	4,083,182
Maytronics Ltd.(c)	203,592	2,682,789
Mega Or Holdings Ltd.	97,898	3,280,398
Mehadrin Ltd.(a)	—	1
Melisron Ltd.(a)	98,386	7,444,389
Menora Mivtachim Holdings Ltd.(a)	139,991	2,801,990
Migdal Insurance & Financial Holdings Ltd.	1,712,989	2,675,471
Mivne Real Estate KD Ltd.	2,493,417	8,468,499
Nano Dimension Ltd., ADR(a)(c)	1,095,893	3,605,488
Nano-X Imaging Ltd.(a)(c)	153,303	1,845,768
Naphtha Israel Petroleum Corp. Ltd.(a)(c)	330,779	2,069,240
Nayax Ltd.(a)	341,844	920,435
Neto Malinda Trading Ltd.(a)(c)	47,961	1,809,856
Nova Ltd.(a)	120,859	12,835,634
Oil Refineries Ltd.	8,736,116	3,292,191
One Software Technologies Ltd.(c)	165,054	2,710,845
OPC Energy Ltd.(a)(c)	385,511	4,458,586
OY Nofar Energy Ltd.(a)(c)	63,082	1,854,351
Partner Communications Co. Ltd.(a)(c)	579,420	4,624,525
Paz Oil Co. Ltd.(a)(c)	42,273	5,213,654
Perion Network Ltd.(a)(c)	157,882	3,045,577

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Phoenix Holdings Ltd. (The)	651,175	$6,958,204
Plus500 Ltd.	421,114	8,546,704
Prashkovsky Investments and Construction Ltd.	32,077	1,038,418
Property & Building Corp. Ltd.(a)(c)	11,854	1,137,813
RADA Electronic Industries Ltd.(a)(c)	178,216	1,803,546
Radware Ltd.(a)	173,980	4,024,157
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(c)	37,851	2,961,340
Reit 1 Ltd.	760,362	4,406,020
Retailors Ltd.(c)	50,921	1,151,178
Sapiens International Corp. NV(c)	135,449	3,552,580
Sella Capital Real Estate Ltd.	820,472	2,433,496
Shapir Engineering and Industry Ltd.	589,847	5,252,364
Shikun & Binui Ltd.(a)	1,020,736	4,811,315
Shufersal Ltd.	1,112,099	7,266,674
SimilarWeb Ltd.(a)(c)	78,932	657,504
Sisram Medical Ltd.(d)	578,800	823,002
Strauss Group Ltd.(c)	214,855	5,708,984
Summit Real Estate Holdings Ltd.(c)	155,048	2,825,220
Taboola.com Ltd.(a)	239,114	626,479
Tadiran Group Ltd.	14,522	2,246,807
Taro Pharmaceutical Industries Ltd.(a)	39,732	1,418,035
Tower Semiconductor Ltd.(a)	1	37
Tremor International Ltd.(a)(c)	395,084	2,075,580
YH Dimri Construction & Development Ltd.(c)	32,952	2,749,143

		344,338,320

Italy — 2.7%
A2A SpA	6,839,589	8,815,530
ACEA SpA	175,654	2,536,554
Anima Holding SpA(d)	1,033,892	3,629,828
Antares Vision SpA(a)	116,754	1,249,176
Arnoldo Mondadori Editore SpA	490,976	851,430
Ascopiave SpA	272,720	775,018
Autogrill SpA(a)	815,322	5,319,348
Azimut Holding SpA	453,612	7,935,091
Banca Generali SpA(c)	247,296	7,194,728
Banca IFIS SpA	110,697	1,489,390
Banca Mediolanum SpA	943,851	6,250,559
Banca Monte dei Paschi di Siena SpA(a)(c)	1,060,237	449,634
Banca Popolare di Sondrio SPA	1,912,459	6,346,631
Banco BPM SpA	6,138,701	15,899,685
BFF Bank SpA(d)	680,775	4,783,076
Biesse SpA(c)	59,204	844,276
Bio On SpA(b)(c)	19,879	—
BPER Banca	4,513,257	6,264,930
Brembo SpA	640,263	6,763,379
Brunello Cucinelli SpA	145,366	8,448,500
Buzzi Unicem SpA	413,863	7,566,696
Carel Industries SpA(d)	168,765	3,845,016
CIR SpA-Compagnie Industriali(a)	5,540,507	2,347,178
Credito Emiliano SpA	384,616	2,176,982
Danieli & C Officine Meccaniche SpA	32,342	665,235
Datalogic SpA(c)	77,130	601,092
De’ Longhi SpA(c)	323,379	6,150,542
Digital Bros. SpA	20,654	560,331
Digital Value SpA(a)	14,714	964,374
doValue SpA(d)	254,652	1,554,982
El.En. SpA	190,398	2,859,244
Enav SpA(a)(d)	1,150,769	5,031,264
ERG SpA	253,836	8,279,428

Security	Shares	Value

Italy (continued)
Esprinet SpA	126,048	$912,334
Fila SpA	100,984	821,764
Fincantieri SpA(a)(c)	2,127,104	1,118,274
Gruppo MutuiOnline SpA	110,899	2,971,632
GVS SpA(d)	299,865	2,913,594
Hera SpA	3,544,354	10,183,908
Illimity Bank SpA(a)	224,174	2,308,044
Immobiliare Grande Distribuzione SIIQ SpA	224,983	836,339
Interpump Group SpA	300,747	12,853,261
Iren SpA	3,032,354	5,714,537
Italgas SpA	2,058,358	11,775,435
Italmobiliare SpA	59,964	1,670,687
Juventus Football Club SpA(a)(c)	4,254,567	1,567,534
Leonardo SpA	1,714,153	16,055,780
Maire Tecnimont SpA(c)	617,813	1,715,717
MARR SpA	147,158	2,036,663
OVS SpA(c)(d)	921,380	1,481,926
Pharmanutra SpA	14,257	981,268
Piaggio & C SpA	727,856	1,917,554
Pirelli & C SpA(d)	1,481,269	6,413,334
RAI Way SpA(d)	419,559	2,088,146
Reply SpA	94,979	12,503,645
Safilo Group SpA(a)(c)	960,753	1,312,801
Saipem SpA(a)(c)	4,901,520	4,077,542
Salcef SpA	107,075	2,066,733
Salvatore Ferragamo SpA(c)	216,050	3,832,255
Sanlorenzo SpA/Ameglia(c)	52,394	1,824,039
Saras SpA(a)	2,397,905	3,041,793
Seco SpA(a)(c)	134,441	873,514
Sesa SpA	32,865	4,664,758
SOL SpA	153,789	2,852,331
Tamburi Investment Partners SpA	447,918	3,721,529
Technogym SpA(c)(d)	596,028	4,199,017
Technoprobe SpA(a)	528,649	4,259,031
Tinexta SpA	86,331	2,149,812
Tod’s SpA(a)(c)	40,300	1,431,360
Unipol Gruppo SpA	1,664,623	6,982,600
Webuild SpA(c)	1,672,075	2,580,534
Wiit SpA	43,387	889,099
Zignago Vetro SpA	117,732	1,493,471

		291,542,722

Japan — 29.8%
77 Bank Ltd. (The)	221,800	2,964,425
ABC-Mart Inc.	141,700	6,000,848
Activia Properties Inc.	2,974	9,324,898
Adastria Co. Ltd.	95,680	1,436,909
ADEKA Corp.	328,300	5,938,383
Advance Logistics Investment Corp.	2,338	2,695,563
Advance Residence Investment Corp.	5,548	15,286,933
Aeon Delight Co. Ltd.	93,500	2,023,598
AEON Financial Service Co. Ltd.	464,100	5,080,959
Aeon Hokkaido Corp.	101,200	804,169
Aeon Mall Co. Ltd.	435,600	5,557,952
AEON REIT Investment Corp.	6,910	8,104,677
Ai Holdings Corp.	147,800	1,871,014
Aica Kogyo Co. Ltd.	226,200	5,241,256
Aichi Corp.	124,700	803,163
Aida Engineering Ltd.	300,500	2,068,335
Aiful Corp.	1,308,700	3,837,499
Ain Holdings Inc.	105,300	6,069,089

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Air Water Inc.	784,100	$10,556,251
Airtrip Corp.(c)	61,400	1,140,006
Alfresa Holdings Corp.	797,200	10,639,344
Alpen Co. Ltd.(c)	71,700	1,120,078
Alpha Systems Inc.	25,500	941,544
Alps Alpine Co. Ltd.	844,700	8,791,195
Amada Co. Ltd.	1,436,700	11,596,619
Amano Corp.	228,700	4,400,228
Amvis Holdings Inc.(c)	54,900	1,935,954
AnGes Inc.(a)(c)	633,000	1,761,803
Anicom Holdings Inc.	317,800	1,631,802
Anritsu Corp.	600,400	7,338,424
AOKI Holdings Inc.	112,600	554,347
Aozora Bank Ltd.	493,800	10,322,612
Appier Group Inc.(a)(c)	235,400	1,548,223
Arata Corp.	53,900	1,666,201
Arcland Sakamoto Co. Ltd.	129,500	1,505,232
Arcland Service Holdings Co. Ltd.	61,600	985,350
Arcs Co. Ltd.	173,600	2,766,538
Argo Graphics Inc.	65,600	1,702,988
Ariake Japan Co. Ltd.	79,200	3,156,791
ARTERIA Networks Corp.	106,300	1,015,178
As One Corp.	124,200	5,892,926
Asahi Holdings Inc.	321,300	4,903,782
Asics Corp.	688,900	13,125,947
ASKUL Corp.	177,600	2,342,950
Atom Corp.(a)	476,800	2,927,288
Autobacs Seven Co. Ltd.	280,400	2,955,844
Avex Inc.	142,900	1,638,167
Awa Bank Ltd. (The)	164,000	2,480,426
Axial Retailing Inc.(c)	46,700	1,198,311
Bank of Kyoto Ltd. (The)	240,600	10,236,432
BayCurrent Consulting Inc.(c)	56,400	17,645,555
Belc Co. Ltd.	41,000	1,695,491
Bell System24 Holdings Inc.	139,500	1,617,690
Belluna Co. Ltd.	228,000	1,332,604
Benefit One Inc.(c)	336,000	5,457,445
Benesse Holdings Inc.	310,400	5,594,040
BeNext-Yumeshin Group Co.	246,531	2,958,418
Bengo4.com Inc.(a)(c)	33,600	969,056
Bic Camera Inc.	395,500	3,438,767
BIPROGY Inc.	305,500	6,519,183
BML Inc.	94,100	2,783,103
Bunka Shutter Co. Ltd.	309,100	2,399,321
Bushiroad Inc.(a)	62,400	716,566
C Uyemura & Co. Ltd.	46,900	2,186,204
C.I. Takiron Corp.	177,700	745,486
Calbee Inc.	374,100	8,028,155
Canon Electronics Inc.	47,400	593,315
Canon Marketing Japan Inc.	195,200	4,584,076
Casio Computer Co. Ltd.	836,600	8,183,580
Cawachi Ltd.	59,100	955,288
CellSource Co. Ltd.(a)(c)	30,200	1,054,888
Central Glass Co. Ltd.	129,800	3,196,504
Change Inc.(c)	154,000	2,332,688
Chiyoda Corp.(a)	659,600	2,029,762
Chofu Seisakusho Co. Ltd.	37,300	521,289
Chudenko Corp.	77,000	1,236,530
Chugoku Bank Ltd. (The)	607,200	4,415,561
Chugoku Electric Power Co. Inc. (The)	1,163,600	7,603,278

Security	Shares	Value

Japan (continued)
Chugoku Marine Paints Ltd.	151,500	$1,001,381
Citizen Watch Co. Ltd.	1,074,000	4,708,424
CKD Corp.	218,200	3,098,809
Coca-Cola Bottlers Japan Holdings Inc.	566,600	6,459,805
COLOPL Inc.	246,000	1,240,020
Colowide Co. Ltd.	314,700	4,615,449
Comforia Residential REIT Inc.	2,671	6,746,349
COMSYS Holdings Corp.	483,000	9,703,591
Comture Corp.	98,300	2,219,804
CONEXIO Corp.	38,500	382,172
Cosmo Energy Holdings Co. Ltd.	322,700	9,787,604
Cosmos Pharmaceutical Corp.	85,500	9,192,307
CRE Logistics REIT Inc.	2,340	3,580,926
Create Restaurants Holdings Inc.	502,100	3,824,010
Create SD Holdings Co. Ltd.	114,600	2,654,601
Credit Saison Co. Ltd.	628,200	8,021,821
Curves Holdings Co. Ltd.	224,200	1,220,231
CYBERDYNE Inc.(a)(c)	450,400	1,189,039
Cybozu Inc.	104,400	902,139
Daicel Corp.	1,096,200	6,973,274
Daido Steel Co. Ltd.	108,200	3,229,383
Daihen Corp.	81,800	2,576,795
Daiho Corp.	27,500	883,718
Daiichikosho Co. Ltd.	159,000	4,510,054
Daiken Corp.	43,200	633,085
Daiki Aluminium Industry Co. Ltd.	102,000	950,992
Daikokutenbussan Co. Ltd.	24,000	985,376
Daio Paper Corp.	353,700	3,787,231
Daiseki Co. Ltd.	184,560	5,486,415
Daishi Hokuetsu Financial Group Inc.	144,900	2,796,189
Daiwa Industries Ltd.	129,600	1,103,954
Daiwa Office Investment Corp.	1,355	6,874,263
Daiwa Securities Living Investments Corp.	7,966	7,523,661
Daiwabo Holdings Co. Ltd.	348,300	5,000,060
DCM Holdings Co. Ltd.	502,600	3,933,195
Demae-Can Co. Ltd.(a)(c)	150,600	723,163
DeNA Co. Ltd.(c)	357,000	5,273,294
Denka Co. Ltd.	317,000	8,219,365
Descente Ltd.	116,000	2,474,811
Dexerials Corp.(c)	232,000	6,262,425
DIC Corp.	316,900	5,860,566
Digital Arts Inc.	47,200	2,336,485
Digital Garage Inc.	140,500	4,082,364
Dip Corp.	151,600	4,072,293
Direct Marketing MiX Inc.	83,900	1,306,160
DMG Mori Co. Ltd.	482,800	6,484,105
Doshisha Co. Ltd.	96,100	1,141,922
Doutor Nichires Holdings Co. Ltd.	113,600	1,419,785
Dowa Holdings Co. Ltd.	223,600	8,109,235
DTS Corp.	161,100	4,092,383
Duskin Co. Ltd.	189,200	4,268,641
DyDo Group Holdings Inc.	36,100	1,379,045
Earth Corp.	65,700	2,636,964
Ebara Corp.	392,300	15,367,995
EDION Corp.	339,300	3,198,943
eGuarantee Inc.	145,000	2,544,766
Eiken Chemical Co. Ltd.	137,400	2,032,442
Eizo Corp.	61,200	1,711,768
Elan Corp.	138,600	1,228,174
Elecom Co. Ltd.(c)	212,500	2,719,546

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Electric Power Development Co. Ltd.	620,200	$10,464,460
EM Systems Co. Ltd.	182,900	1,517,926
en Japan Inc.	141,400	2,222,254
eRex Co. Ltd.	128,700	2,328,351
ES-Con Japan Ltd.	142,600	903,445
Euglena Co. Ltd.(a)(c)	406,800	2,858,317
Exedy Corp.	123,000	1,601,646
EXEO Group Inc.	435,900	7,303,897
Ezaki Glico Co. Ltd.	205,100	5,992,569
Fancl Corp.	334,600	6,377,670
FCC Co. Ltd.	145,800	1,552,449
Ferrotec Holdings Corp.	183,400	3,436,708
Financial Products Group Co. Ltd.	268,000	2,092,178
Food & Life Companies Ltd.	471,300	9,184,401
FP Corp.	196,800	4,430,942
Freee KK(a)(c)	165,600	4,033,893
Frontier Real Estate Investment Corp.	2,044	8,331,240
Fuji Co. Ltd./Ehime	116,100	1,898,388
Fuji Corp./Aichi	314,100	4,867,647
Fuji Kyuko Co. Ltd.	94,400	2,896,863
Fuji Media Holdings Inc.	183,900	1,600,722
Fuji Oil Holdings Inc.	191,000	3,259,585
Fuji Seal International Inc.	184,500	2,137,882
Fuji Soft Inc.	106,800	6,499,198
Fujicco Co. Ltd.	43,200	626,346
Fujikura Ltd.	999,400	6,041,583
Fujimi Inc.	66,800	2,975,559
Fujimori Kogyo Co. Ltd.	57,000	1,522,285
Fujio Food Group Inc.	79,600	816,839
Fujitec Co. Ltd.	271,200	5,821,541
Fujitsu General Ltd.	250,800	5,347,441
Fujiya Co. Ltd.	33,400	600,368
Fukui Computer Holdings Inc.	46,900	1,239,788
Fukuoka Financial Group Inc.	724,900	12,848,642
Fukuoka REIT Corp.	2,703	3,507,666
Fukushima Galilei Co. Ltd.	44,100	1,212,526
Fukuyama Transporting Co. Ltd.	101,100	2,361,179
Fullcast Holdings Co. Ltd.	81,900	1,449,570
Funai Soken Holdings Inc.	162,060	2,856,929
Furukawa Co. Ltd.	171,000	1,589,353
Furukawa Electric Co. Ltd.	285,800	4,995,679
Fuso Chemical Co. Ltd.	73,500	1,884,138
Future Corp.	184,100	2,230,327
Fuyo General Lease Co. Ltd.	70,000	4,309,058
G-7 Holdings Inc.	86,300	964,056
Genky DrugStores Co. Ltd.	33,200	809,099
Geo Holdings Corp.(c)	99,700	1,053,207
Giken Ltd.	73,000	1,812,844
Global One Real Estate Investment Corp.	4,206	3,471,787
GLOBERIDE Inc.	69,800	1,196,523
Glory Ltd.	204,900	3,402,310
GMO Financial Gate Inc.(c)	7,500	800,979
GMO Financial Holdings Inc.	149,900	884,728
GMO GlobalSign Holdings KK	19,900	893,936
GMO internet Inc.	284,600	5,590,215
GNI Group Ltd.(a)(c)	185,397	2,612,142
Goldcrest Co. Ltd.	66,400	903,122
Goldwin Inc.	100,800	6,289,009
Gree Inc.	276,500	1,762,997
GS Yuasa Corp.	272,700	4,978,982

Security	Shares	Value

Japan (continued)
G-Tekt Corp.	50,700	$510,727
GungHo Online Entertainment Inc.(c)	191,630	3,739,127
Gunma Bank Ltd. (The)	1,399,700	4,016,243
Gunze Ltd.	68,600	1,999,108
H.U. Group Holdings Inc.	221,200	5,301,033
H2O Retailing Corp.	338,000	2,541,908
Hachijuni Bank Ltd. (The)	1,468,900	5,468,481
Halows Co. Ltd.	28,500	671,393
Hamakyorex Co. Ltd.	42,800	1,027,333
Hankyu Hanshin REIT Inc.	2,490	2,870,559
Hanwa Co. Ltd.	144,300	3,155,954
Harmonic Drive Systems Inc.	204,300	7,789,312
Haseko Corp.	1,031,300	12,555,471
Hazama Ando Corp.	674,700	4,541,916
Heiwa Corp.	227,100	3,545,057
Heiwa Real Estate Co. Ltd.	135,700	4,085,515
Heiwa Real Estate REIT Inc.	3,734	4,179,817
Heiwado Co. Ltd.	120,600	1,814,005
Hiday Hidaka Corp.	107,900	1,751,486
Hino Motors Ltd.	1,230,900	6,397,249
Hioki E.E. Corp.	39,300	1,975,417
Hirata Corp.	39,300	1,409,042
Hirogin Holdings Inc.	1,028,500	4,751,890
HIS Co. Ltd.(a)(c)	220,200	3,340,919
Hisamitsu Pharmaceutical Co. Inc.	200,400	5,226,535
Hitachi Transport System Ltd.	178,800	11,645,811
Hitachi Zosen Corp.	676,500	4,233,592
Hogy Medical Co. Ltd.	109,800	2,894,731
Hokkaido Electric Power Co. Inc.	730,800	2,807,022
Hokkoku Financial Holdings Inc.	101,800	3,544,287
Hokuetsu Corp.	509,500	2,686,597
Hokuhoku Financial Group Inc.	501,100	3,238,024
Hokuriku Electric Power Co.	704,600	2,871,344
Hokuto Corp.	88,700	1,287,109
Horiba Ltd.	145,600	7,176,783
Hoshino Resorts REIT Inc.	970	4,751,083
Hosiden Corp.	193,900	2,158,672
House Foods Group Inc.	266,600	5,732,295
Hulic Reit Inc.	5,473	6,852,265
Hyakugo Bank Ltd. (The)	1,155,700	2,838,112
Ichibanya Co. Ltd.	58,700	2,094,833
Ichigo Inc.	1,029,300	2,324,759
Ichigo Office REIT Investment Corp.	5,037	3,239,131
Idec Corp./Japan	120,000	2,677,786
IDOM Inc.	234,300	1,424,240
IHI Corp.	592,600	15,625,500
Iino Kaiun Kaisha Ltd.	352,900	1,882,183
Inaba Denki Sangyo Co. Ltd.	203,100	4,234,685
Inabata & Co. Ltd.	178,800	3,244,791
Inageya Co. Ltd.	99,000	947,230
Industrial & Infrastructure Fund Investment Corp.	8,318	11,565,464
Infocom Corp.	102,100	1,640,866
Infomart Corp.	856,700	3,023,949
Information Services International-Dentsu Ltd.	109,500	3,682,060
INFRONEER Holdings Inc.	1,107,128	8,126,914
Insource Co. Ltd.	96,700	2,046,181
Internet Initiative Japan Inc.	218,500	8,871,931
Invincible Investment Corp.	25,933	8,158,065
IR Japan Holdings Ltd.(c)	41,800	703,734
Iriso Electronics Co. Ltd.	83,100	1,870,396

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Isetan Mitsukoshi Holdings Ltd.	1,428,400	$11,435,831
Itochu Enex Co. Ltd.	196,400	1,580,991
Itochu-Shokuhin Co. Ltd.	23,200	870,404
Itoham Yonekyu Holdings Inc.	634,400	3,179,344
Iwatani Corp.	185,000	7,754,595
Iyo Bank Ltd. (The)	931,400	4,518,524
Izumi Co. Ltd.	140,800	3,300,359
J Front Retailing Co. Ltd.	1,030,300	8,673,594
JAC Recruitment Co. Ltd.	69,200	1,021,469
Jaccs Co. Ltd.	97,200	2,780,021
JAFCO Group Co. Ltd.	308,700	4,198,231
Japan Airport Terminal Co. Ltd.(a)	255,200	10,003,447
Japan Aviation Electronics Industry Ltd.	196,700	3,359,931
Japan Display Inc.(a)	2,544,500	1,221,957
Japan Elevator Service Holdings Co. Ltd.	262,400	3,140,297
Japan Excellent Inc.	5,068	4,821,328
Japan Hotel REIT Investment Corp.	18,774	9,742,862
Japan Lifeline Co. Ltd.	246,300	1,837,673
Japan Logistics Fund Inc.	3,493	8,393,929
Japan Material Co. Ltd.	284,900	4,227,301
Japan Petroleum Exploration Co. Ltd.	132,000	3,482,995
Japan Prime Realty Investment Corp.	3,541	10,813,111
Japan Pulp & Paper Co. Ltd.	45,100	1,410,854
Japan Securities Finance Co. Ltd.	380,900	2,362,944
Japan Steel Works Ltd. (The)	254,200	5,888,709
Japan Wool Textile Co. Ltd. (The)	148,300	1,156,516
JCR Pharmaceuticals Co. Ltd.	274,600	5,101,799
JCU Corp.	80,900	2,168,993
JDC Corp.	162,300	742,445
Jeol Ltd.	187,300	8,515,632
JGC Holdings Corp.	940,500	11,566,651
JINS Holdings Inc.(c)	60,000	1,718,062
JMDC Inc.(c)	109,400	5,443,928
J-Oil Mills Inc.	34,100	414,941
Joshin Denki Co. Ltd.	57,700	869,502
Joyful Honda Co. Ltd.	213,100	2,521,273
JTEKT Corp.	867,700	6,433,934
JTOWER Inc.(a)(c)	37,600	1,868,987
Juroku Financial Group Inc.	157,400	2,954,369
Justsystems Corp.	152,200	4,698,910
Kadokawa Corp.	390,234	9,476,533
Kaga Electronics Co. Ltd.	61,900	1,508,283
Kagome Co. Ltd.	323,800	7,658,740
Kaken Pharmaceutical Co. Ltd.	124,900	3,646,775
Kameda Seika Co. Ltd.	51,600	1,831,246
Kamigumi Co. Ltd.	441,200	8,971,542
Kanamoto Co. Ltd.	121,300	1,867,647
Kandenko Co. Ltd.	423,700	2,630,404
Kaneka Corp.	198,500	5,378,376
Kanematsu Corp.	311,700	3,249,249
Kanematsu Electronics Ltd.	30,900	970,561
Kansai Paint Co. Ltd.	748,300	10,760,651
Kanto Denka Kogyo Co. Ltd.	161,900	1,110,383
Kappa Create Co. Ltd.(a)(c)	112,900	1,251,558
Katakura Industries Co. Ltd.(c)	69,000	1,059,072
Katitas Co. Ltd.	219,200	5,518,409
Kato Sangyo Co. Ltd.	77,700	1,925,207
Kawasaki Heavy Industries Ltd.	644,600	12,660,280
Kawasaki Kisen Kaisha Ltd.	221,500	16,333,317
KeePer Technical Laboratory Co. Ltd.	54,000	1,450,583

Security	Shares	Value

Japan (continued)
Keihan Holdings Co. Ltd.	412,900	$10,301,877
Keihanshin Building Co. Ltd.	122,000	1,200,366
Keikyu Corp.	938,300	10,421,406
Keiyo Bank Ltd. (The)	679,300	2,423,146
Keiyo Co. Ltd.	118,000	874,619
Kenedix Office Investment Corp.	1,792	9,632,180
Kenedix Residential Next Investment Corp.	4,222	7,097,590
Kenedix Retail REIT Corp.	2,452	5,256,520
Kewpie Corp.	395,600	6,872,012
KFC Holdings Japan Ltd.	60,900	1,346,147
KH Neochem Co. Ltd.	141,300	2,698,278
Kinden Corp.	543,800	6,420,262
Kintetsu Department Store Co. Ltd.(a)(c)	29,700	520,057
Kisoji Co. Ltd.(c)	91,400	1,564,547
Kissei Pharmaceutical Co. Ltd.	105,400	2,234,609
Ki-Star Real Estate Co. Ltd.	37,800	1,383,277
Kitz Corp.	246,500	1,301,833
Kiyo Bank Ltd. (The)	242,500	2,663,479
Koa Corp.	129,600	2,088,831
Kobe Steel Ltd.	1,434,100	6,666,919
Kohnan Shoji Co. Ltd.	100,900	2,829,418
Kokuyo Co. Ltd.	351,300	4,684,305
KOMEDA Holdings Co. Ltd.	201,100	3,446,680
Komeri Co. Ltd.	125,900	2,533,195
Konica Minolta Inc.	1,913,100	6,785,557
Konishi Co. Ltd.	182,300	2,228,640
Konoike Transport Co. Ltd.	89,700	870,742
Koshidaka Holdings Co. Ltd.	188,900	1,061,926
Kotobuki Spirits Co. Ltd.(c)	78,500	4,290,874
K’s Holdings Corp.	674,140	6,807,234
Kumagai Gumi Co. Ltd.	148,800	3,165,960
Kumiai Chemical Industry Co. Ltd.	312,500	2,337,533
Kura Sushi Inc.(c)	88,500	2,148,330
Kuraray Co. Ltd.	1,357,800	10,928,993
Kureha Corp.	65,800	5,004,347
Kusuri no Aoki Holdings Co. Ltd.	67,600	2,812,672
KYB Corp.	68,500	1,592,852
Kyoei Steel Ltd.	85,500	948,099
Kyokuto Kaihatsu Kogyo Co. Ltd.	100,100	1,093,214
KYORIN Holdings Inc.	151,500	2,058,065
Kyoritsu Maintenance Co. Ltd.	124,100	4,779,977
Kyudenko Corp.	177,300	3,859,198
Kyushu Electric Power Co. Inc.	1,709,300	11,172,910
Kyushu Financial Group Inc.	1,435,800	4,243,377
Kyushu Railway Co.	575,000	12,055,291
LaSalle Logiport REIT	7,568	9,974,042
Lawson Inc.	194,400	6,893,709
Leopalace21 Corp.(a)	703,700	1,475,449
Life Corp.	73,000	1,415,018
Link And Motivation Inc.	172,800	756,467
Lintec Corp.	159,400	2,802,345
Lion Corp.	998,400	11,495,004
LITALICO Inc.	81,100	1,537,580
M&A Capital Partners Co. Ltd.(a)	60,700	1,701,220
Mabuchi Motor Co. Ltd.	200,100	5,734,925
Macnica Holdings Inc.	202,750	4,138,330
Maeda Kosen Co. Ltd.	79,600	1,859,912
Makino Milling Machine Co. Ltd.	99,200	3,377,265
Management Solutions Co. Ltd.(a)(c)	43,400	1,011,249
Mandom Corp.	157,800	1,926,514

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mani Inc.	315,600	$3,737,203
Maruha Nichiro Corp.	181,400	3,385,126
Marui Group Co. Ltd.	754,600	13,774,527
Maruichi Steel Tube Ltd.	244,900	5,420,667
MARUKA FURUSATO Corp.(c)	80,900	1,760,680
Maruwa Co. Ltd./Aichi	38,300	4,921,797
Maruwa Unyu Kikan Co. Ltd.	169,200	1,942,034
Maruzen Showa Unyu Co. Ltd.	39,900	983,224
Matsuda Sangyo Co. Ltd.(c)	51,100	778,467
Matsui Securities Co. Ltd.	495,300	2,993,309
MatsukiyoCocokara & Co.	458,140	17,297,400
Matsuyafoods Holdings Co. Ltd.	38,400	1,170,398
Max Co. Ltd.	100,400	1,284,747
Maxell Ltd.	195,500	2,044,872
Maxvalu Tokai Co. Ltd.	43,100	876,667
MCJ Co. Ltd.(c)	269,700	1,913,190
Mebuki Financial Group Inc.	4,089,300	8,250,329
Medipal Holdings Corp.	782,100	11,799,858
Medley Inc.(a)(c)	89,000	2,217,648
MedPeer Inc.(a)(c)	54,300	899,099
Megachips Corp.	59,000	1,478,090
Megmilk Snow Brand Co. Ltd.	202,300	2,816,632
Meidensha Corp.	136,000	2,104,937
Meiko Electronics Co. Ltd.	85,300	2,056,309
Meitec Corp.	314,100	5,921,268
Melco Holdings Inc.	24,000	643,355
Menicon Co. Ltd.	256,800	6,475,491
Mercari Inc.(a)(c)	445,900	7,688,617
METAWATER Co. Ltd.	105,200	1,572,552
Micronics Japan Co. Ltd.	126,100	1,211,126
Midac Holdings Co. Ltd.	37,200	825,088
Mie Kotsu Group Holdings Inc.	71,800	261,180
Milbon Co. Ltd.	112,400	4,533,107
Mimasu Semiconductor Industry Co. Ltd.(c)	74,000	1,186,649
Mirai Corp.	6,894	2,621,866
MIRAIT One Corp.	403,700	5,042,308
Mitani Sekisan Co. Ltd.	47,500	1,409,440
Mitsubishi Estate Logistics REIT Investment Corp.	1,791	6,420,932
Mitsubishi Gas Chemical Co. Inc.	669,500	9,731,604
Mitsubishi Logisnext Co. Ltd.	121,400	807,962
Mitsubishi Logistics Corp.	221,000	5,929,913
Mitsubishi Materials Corp.	497,100	7,520,772
Mitsubishi Motors Corp.(a)	2,860,600	9,967,176
Mitsubishi Pencil Co. Ltd.	126,100	1,343,573
Mitsubishi Research Institute Inc.	33,700	1,113,357
Mitsubishi Shokuhin Co. Ltd.	55,400	1,440,556
Mitsuboshi Belting Ltd.	91,100	2,210,765
Mitsui DM Sugar Holdings Co. Ltd.	25,200	359,638
Mitsui Fudosan Logistics Park Inc.	2,324	9,127,584
Mitsui High-Tec Inc.	84,700	5,689,446
Mitsui Mining & Smelting Co. Ltd.	227,400	5,445,859
Mitsui-Soko Holdings Co. Ltd.	75,600	1,763,156
Mitsuuroko Group Holdings Co. Ltd.	118,300	845,417
Miura Co. Ltd.	369,800	8,915,352
Mixi Inc.	162,800	2,865,834
Mizuho Leasing Co. Ltd.	113,200	2,818,264
Mizuno Corp.	126,400	2,373,655
Mochida Pharmaceutical Co. Ltd.	92,000	2,258,594
Modec Inc.	87,500	815,500
Monex Group Inc.	761,370	2,686,397

Security	Shares	Value

Japan (continued)
Money Forward Inc.(a)(c)	182,900	$4,742,090
Monogatari Corp. (The)	42,700	1,880,534
Mori Hills REIT Investment Corp.	6,451	7,413,647
Mori Trust Hotel Reit Inc.	1,197	1,151,547
Mori Trust Sogo REIT Inc.	4,186	4,628,044
Morinaga & Co. Ltd./Japan	160,000	5,028,388
Morinaga Milk Industry Co. Ltd.	158,200	5,833,289
Morita Holdings Corp.	82,100	832,071
MOS Food Services Inc.	120,100	3,088,749
Musashi Seimitsu Industry Co. Ltd.	192,500	2,070,621
Musashino Bank Ltd. (The)	150,600	2,005,054
Nabtesco Corp.	460,000	11,024,429
Nachi-Fujikoshi Corp.	59,100	1,646,355
Nafco Co. Ltd.	71,800	863,382
Nagaileben Co. Ltd.	60,500	921,956
Nagase & Co. Ltd.	424,500	6,385,158
Nagawa Co. Ltd.(c)	33,300	2,059,939
Nagoya Railroad Co. Ltd.	798,800	12,876,708
Nakanishi Inc.	302,600	5,694,958
Nankai Electric Railway Co. Ltd.	435,200	8,597,534
Nanto Bank Ltd. (The)	131,000	1,994,030
NEC Networks & System Integration Corp.	291,300	4,020,899
NET One Systems Co. Ltd.	344,300	8,018,587
Nextage Co. Ltd.	189,300	4,187,140
NGK Spark Plug Co. Ltd.	655,000	12,826,501
NH Foods Ltd.	354,600	10,743,201
NHK Spring Co. Ltd.	826,400	5,631,698
Nichias Corp.	230,400	4,111,447
Nichicon Corp.(c)	183,500	1,760,476
Nichiden Corp.	23,000	342,095
Nichiha Corp.	108,700	2,245,614
Nichi-Iko Pharmaceutical Co. Ltd.(a)(c)	218,100	589,375
Nichirei Corp.	466,000	8,315,022
Nifco Inc./Japan	340,600	8,265,774
Nihon Kohden Corp.	345,200	7,723,566
Nihon Parkerizing Co. Ltd.	437,800	3,154,332
Nikkiso Co. Ltd.	198,700	1,233,635
Nikkon Holdings Co. Ltd.	252,900	4,650,911
Nikon Corp.	1,288,900	14,843,677
Nippn Corp., New	183,900	2,217,652
Nippon Accommodations Fund Inc.	2,131	11,135,221
Nippon Carbon Co. Ltd.	39,300	1,207,497
Nippon Ceramic Co. Ltd.	79,100	1,244,561
Nippon Densetsu Kogyo Co. Ltd.	107,700	1,467,803
Nippon Electric Glass Co. Ltd.(c)	357,700	7,121,763
Nippon Gas Co. Ltd.	452,500	6,794,054
Nippon Kanzai Co. Ltd.	78,000	1,586,563
Nippon Kayaku Co. Ltd.	542,800	4,569,251
Nippon Light Metal Holdings Co. Ltd.	232,090	2,775,646
Nippon Paper Industries Co. Ltd.	427,700	3,101,740
Nippon Parking Development Co. Ltd.	1,382,600	1,757,806
NIPPON REIT Investment Corp.	1,888	5,320,412
Nippon Road Co. Ltd. (The)(c)	17,600	896,164
Nippon Seiki Co. Ltd.	195,300	1,253,602
Nippon Shokubai Co. Ltd.	119,800	4,689,102
Nippon Signal Company Ltd.	186,800	1,379,079
Nippon Soda Co. Ltd.	90,200	2,851,674
Nippon Steel Trading Corp.	63,500	2,468,689
Nippon Suisan Kaisha Ltd.	1,172,700	5,279,533
Nippon Television Holdings Inc.	213,800	1,991,412

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nipro Corp.	620,500	$5,441,579
Nishimatsu Construction Co. Ltd.	142,500	4,268,294
Nishimatsuya Chain Co. Ltd.	162,400	2,004,844
Nishi-Nippon Financial Holdings Inc.	507,300	2,830,365
Nishi-Nippon Railroad Co. Ltd.	255,900	5,647,405
Nishio Rent All Co. Ltd.	101,300	2,190,384
Nissan Shatai Co. Ltd.	336,400	1,648,367
Nissha Co. Ltd.	169,700	1,997,920
Nisshin Oillio Group Ltd. (The)	126,700	3,085,389
Nisshinbo Holdings Inc.	561,000	4,468,530
Nissin Electric Co. Ltd.	214,300	2,462,419
Nitta Corp.	64,900	1,427,880
Nittetsu Mining Co. Ltd.	22,700	922,342
Nitto Boseki Co. Ltd.	102,100	1,857,510
Nitto Kogyo Corp.	119,200	2,321,223
Noevir Holdings Co. Ltd.	68,200	3,029,220
NOF Corp.	281,600	11,142,070
Nohmi Bosai Ltd.	86,900	1,206,658
Nojima Corp.	133,000	2,917,365
NOK Corp.	362,700	3,256,883
Nomura Co. Ltd.	333,200	2,211,534
Noritake Co. Ltd./Nagoya Japan	33,800	1,081,769
Noritsu Koki Co. Ltd.	78,500	1,406,080
Noritz Corp.	106,900	1,197,390
North Pacific Bank Ltd.	1,214,100	2,088,909
NS Solutions Corp.	140,800	4,143,047
NS United Kaiun Kaisha Ltd.	41,700	1,255,411
NSD Co. Ltd.	274,280	5,152,216
NSK Ltd.	1,657,300	9,281,045
NTN Corp.(a)	1,678,900	3,116,432
NTT UD REIT Investment Corp.	5,928	6,791,641
Obara Group Inc.	50,700	1,144,334
OBIC Business Consultants Co. Ltd.	130,600	4,455,390
Ogaki Kyoritsu Bank Ltd. (The)	161,800	2,119,860
Ohsho Food Service Corp.	45,300	2,373,693
Oiles Corp.	41,300	496,451
Oisix ra daichi Inc.(a)(c)	118,800	1,596,887
Okamoto Industries Inc.	33,100	982,242
Okamura Corp.	232,200	2,317,352
Okasan Securities Group Inc.	708,600	1,810,666
Oki Electric Industry Co. Ltd.	360,400	2,082,274
Okinawa Cellular Telephone Co.	50,000	2,035,715
Okinawa Electric Power Co. Inc. (The)	190,977	1,936,840
Okinawa Financial Group Inc.	76,600	1,285,758
OKUMA Corp.	100,600	3,952,728
Okumura Corp.	125,000	2,778,790
One REIT Inc.	962	1,999,744
Open Door Inc.(a)(c)	54,300	712,528
Optex Group Co. Ltd.	140,100	2,180,002
Optorun Co. Ltd.(c)	132,200	1,875,898
Organo Corp.	28,300	1,980,014
Orient Corp.	2,011,400	2,044,686
Orix JREIT Inc.	11,145	15,989,351
Osaka Organic Chemical Industry Ltd.	63,800	1,198,871
Osaka Soda Co. Ltd.	57,200	1,461,903
OSG Corp.	353,300	4,848,906
Outsourcing Inc.	479,800	4,316,139
Pacific Industrial Co. Ltd.	150,300	1,159,948
Pacific Metals Co. Ltd.	70,000	1,307,789
PAL GROUP Holdings Co. Ltd.	87,200	1,491,290

Security	Shares	Value

Japan (continued)
Paltac Corp.	133,300	$4,178,758
Paramount Bed Holdings Co. Ltd.	166,500	3,086,537
Park24 Co. Ltd.(a)	549,300	7,718,603
Pasona Group Inc.(c)	89,200	1,371,681
Penta-Ocean Construction Co. Ltd.	1,155,000	6,348,415
PeptiDream Inc.(a)	419,000	5,246,755
Pharma Foods International Co. Ltd.(c)	91,100	1,008,005
PHC Holdings Corp.	116,400	1,427,784
Pigeon Corp.(c)	496,000	7,225,687
Pilot Corp.	123,800	4,731,613
Piolax Inc.	106,300	1,589,437
PKSHA Technology Inc.(a)	73,300	1,262,406
Plaid Inc.(a)(c)	71,700	203,621
Plenus Co. Ltd.	92,500	1,383,501
Plus Alpha Consulting Co. Ltd.(c)	50,400	1,020,880
Pola Orbis Holdings Inc.	403,100	4,941,015
Pressance Corp.	94,000	1,108,961
Prestige International Inc.	415,000	2,160,011
Prima Meat Packers Ltd.	106,900	1,821,852
Raito Kogyo Co. Ltd.	187,300	2,763,165
Raiznext Corp.	199,200	1,832,466
Raksul Inc.(a)	103,200	1,713,416
Rakus Co. Ltd.(c)	389,400	5,508,863
Relia Inc.	190,200	1,586,459
Relo Group Inc.	449,600	7,465,599
Rengo Co. Ltd.	809,000	4,731,152
RENOVA Inc.(a)(c)	155,500	2,940,087
Resorttrust Inc.	345,600	5,681,835
Restar Holdings Corp.	77,800	1,139,011
Retail Partners Co. Ltd.(c)	92,100	842,596
Ricoh Leasing Co. Ltd.	60,800	1,633,861
Riken Keiki Co. Ltd.(c)	57,300	1,786,843
Riken Vitamin Co. Ltd.	76,600	994,750
Ringer Hut Co. Ltd.	144,300	2,529,858
Rinnai Corp.	160,800	12,225,374
Riso Kagaku Corp.	89,300	1,635,617
Riso Kyoiku Co. Ltd.	470,600	1,102,529
Rohto Pharmaceutical Co. Ltd.	400,200	11,995,504
Roland Corp.	56,700	1,837,532
Rorze Corp.	45,200	2,908,318
Round One Corp.	287,900	3,244,723
Royal Holdings Co. Ltd.	117,700	1,907,988
RS Technologies Co. Ltd.	34,800	1,636,686
Ryohin Keikaku Co. Ltd.	1,078,900	10,708,904
Ryosan Co. Ltd.	97,600	1,644,000
Ryoyo Electro Corp.	58,300	981,563
S Foods Inc.	81,400	1,870,427
Saibu Gas Holdings Co. Ltd.	86,800	1,206,359
Saizeriya Co. Ltd.	120,700	2,453,720
Sakai Moving Service Co. Ltd.	40,300	1,497,559
Sakata INX Corp.	110,600	821,399
Sakata Seed Corp.	125,500	4,562,156
SAMTY Co. Ltd.	89,800	1,391,790
Samty Residential Investment Corp.	1,311	1,250,519
San-A Co. Ltd.	77,100	2,422,343
San-Ai Obbli Co. Ltd.	234,000	1,883,463
SanBio Co. Ltd.(a)(c)	153,900	1,240,531
Sangetsu Corp.	197,800	2,382,992
San-in Godo Bank Ltd. (The)	596,200	3,029,542
Sanken Electric Co. Ltd.	97,500	3,758,646

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sanki Engineering Co. Ltd.	213,800	$2,664,242
Sankyo Co. Ltd.	175,600	5,522,720
Sankyu Inc.	225,500	7,477,758
Sanrio Co. Ltd.	225,500	5,198,644
Sansan Inc.(a)(c)	298,700	3,004,051
Santen Pharmaceutical Co. Ltd.	1,535,200	12,435,345
Sanwa Holdings Corp.	782,100	8,448,736
Sanyo Chemical Industries Ltd.	49,000	1,770,387
Sanyo Denki Co. Ltd.	36,000	1,495,174
Sanyo Special Steel Co. Ltd.	88,400	1,349,072
Sapporo Holdings Ltd.	262,600	5,880,182
Sato Holdings Corp.	106,600	1,595,603
Sawai Group Holdings Co. Ltd.	157,500	5,109,315
SB Technology Corp.	40,500	788,309
SBS Holdings Inc.	78,300	1,643,836
SCREEN Holdings Co. Ltd.	162,100	11,731,053
Sega Sammy Holdings Inc.	733,200	12,591,479
Seibu Holdings Inc.	967,400	9,778,978
Seiko Holdings Corp.(c)	113,700	2,509,806
Seino Holdings Co. Ltd.	533,400	4,424,292
Seiren Co. Ltd.	183,400	2,801,349
Sekisui House Reit Inc.	17,802	11,150,916
Sekisui Jushi Corp.	77,000	1,006,297
Senko Group Holdings Co. Ltd.	430,100	2,977,144
Septeni Holdings Co. Ltd.(c)	277,900	1,134,218
Seria Co. Ltd.	197,800	3,939,954
Seven Bank Ltd.	2,379,500	4,721,943
Shibaura Machine Co. Ltd.	89,100	1,907,214
Shibuya Corp.	79,000	1,479,204
SHIFT Inc.(a)	52,800	8,298,266
Shiga Bank Ltd. (The)	166,200	3,383,242
Shikoku Chemicals Corp.	89,200	844,665
Shikoku Electric Power Co. Inc.	669,700	3,956,357
Shima Seiki Manufacturing Ltd.	112,900	1,892,365
Shimamura Co. Ltd.	94,600	9,071,523
Shin-Etsu Polymer Co. Ltd.	189,200	1,961,086
Shinko Electric Industries Co. Ltd.	288,900	7,440,230
Shinmaywa Industries Ltd.	226,900	1,815,676
Shinsei Bank Ltd.	276,500	4,182,418
Ship Healthcare Holdings Inc.	321,900	6,151,831
Shizuoka Gas Co. Ltd.	164,800	1,169,353
SHO-BOND Holdings Co. Ltd.	168,600	7,459,622
Shochiku Co. Ltd.(a)	39,400	3,791,223
Shoei Co. Ltd.	101,800	4,371,677
Shoei Foods Corp.	38,300	1,137,975
Showa Denko KK	750,000	12,577,906
Showa Sangyo Co. Ltd.	42,700	812,734
Siix Corp.	114,400	834,334
Simplex Holdings Inc.	105,000	1,567,716
SKY Perfect JSAT Holdings Inc.	682,300	2,858,587
Skylark Holdings Co. Ltd.(a)(c)	974,400	11,626,078
SMS Co. Ltd.	296,900	7,137,370
Snow Peak Inc.(c)	116,100	2,331,864
Sohgo Security Services Co. Ltd.	327,500	9,177,833
Sojitz Corp.	1,005,320	15,277,424
Solasto Corp.	223,600	1,435,580
Sosei Group Corp.(a)	313,100	3,380,164
SOSiLA Logistics REIT Inc.	2,622	3,028,082
Sotetsu Holdings Inc.	331,700	5,864,699
SPARX Group Co. Ltd.	701,000	1,590,114

Security	Shares	Value

Japan (continued)
S-Pool Inc.	294,300	$2,436,492
SRE Holdings Corp.(a)(c)	42,900	889,168
Stanley Electric Co. Ltd.	559,300	9,828,205
Star Asia Investment Corp.	6,714	2,995,748
Star Micronics Co. Ltd.	158,900	2,059,092
Starts Corp. Inc.	126,500	2,745,803
Starts Proceed Investment Corp.	963	1,864,469
Strike Co. Ltd.	34,900	1,024,936
Sugi Holdings Co. Ltd.	149,000	6,721,975
Sumitomo Bakelite Co. Ltd.	145,600	4,712,533
Sumitomo Densetsu Co. Ltd.	76,400	1,533,316
Sumitomo Forestry Co. Ltd.	607,400	9,430,806
Sumitomo Heavy Industries Ltd.	467,300	10,691,751
Sumitomo Mitsui Construction Co. Ltd.	586,380	1,992,964
Sumitomo Osaka Cement Co. Ltd.	142,800	3,773,245
Sumitomo Pharma Co., Ltd.	769,000	6,022,397
Sumitomo Riko Co. Ltd.	126,600	589,316
Sumitomo Rubber Industries Ltd.	731,300	6,593,678
Sumitomo Warehouse Co. Ltd. (The)	266,600	4,207,470
Sun Frontier Fudousan Co. Ltd.	122,200	1,024,420
Sundrug Co. Ltd.	308,700	7,241,239
Suruga Bank Ltd.(c)	677,600	1,899,171
Suzuken Co. Ltd.	284,000	7,849,459
Systena Corp.	1,144,500	3,924,809
T Hasegawa Co. Ltd.	126,800	2,907,398
Tadano Ltd.	413,700	3,006,453
Taihei Dengyo Kaisha Ltd.	46,600	1,067,006
Taiheiyo Cement Corp.	494,000	7,411,513
Taikisha Ltd.	97,300	2,408,396
Taisho Pharmaceutical Holdings Co. Ltd.	163,900	6,526,146
Taiyo Holdings Co. Ltd.	146,600	3,161,494
Taiyo Yuden Co. Ltd.	498,900	17,730,924
Takamatsu Construction Group Co. Ltd.	32,600	521,140
Takara Bio Inc.	208,700	3,372,810
Takara Holdings Inc.	593,500	4,801,407
Takara Leben Real Estate Investment Corp.	2,356	2,050,962
Takara Standard Co. Ltd.	101,400	1,015,330
Takasago International Corp.(c)	25,100	486,862
Takasago Thermal Engineering Co. Ltd.	196,500	2,499,318
Takashimaya Co. Ltd.	598,800	6,432,764
Takeuchi Manufacturing Co. Ltd.	148,100	2,862,024
Takuma Co. Ltd.	262,100	2,772,940
Tama Home Co. Ltd.	66,400	1,235,034
Tamron Co. Ltd.	62,300	1,346,599
TBS Holdings Inc.	141,100	1,806,914
TechMatrix Corp.	163,800	2,280,423
TechnoPro Holdings Inc.	461,100	10,715,385
Teijin Ltd.	748,600	7,932,118
Tenma Corp.	46,900	820,264
T-Gaia Corp.	87,800	1,077,912
THK Co. Ltd.	494,800	10,497,448
TKC Corp.	114,500	3,008,581
TKP Corp.(a)	72,000	1,307,932
Toa Corp./Tokyo	52,800	1,030,671
Toagosei Co. Ltd.	430,200	3,340,086
TOC Co. Ltd.	334,100	1,994,706
Tocalo Co. Ltd.	233,600	2,246,250
Toda Corp.	903,800	4,847,844
Toei Animation Co. Ltd.	35,900	2,976,005
Toei Co. Ltd.	25,700	3,686,404

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toenec Corp.	13,500	$378,857
Toho Bank Ltd. (The)	821,300	1,321,708
Toho Gas Co. Ltd.	314,600	7,573,623
Toho Holdings Co. Ltd.	232,900	3,566,584
Toho Titanium Co. Ltd.	136,300	2,297,035
Tohoku Electric Power Co. Inc.	1,943,200	10,758,662
Tokai Carbon Co. Ltd.	864,400	6,988,387
Tokai Corp./Gifu	47,200	632,398
TOKAI Holdings Corp.	384,800	2,566,399
Tokai Rika Co. Ltd.	221,700	2,439,891
Tokai Tokyo Financial Holdings Inc.	800,100	2,265,906
Token Corp.	28,300	1,889,991
Tokushu Tokai Paper Co. Ltd.	36,000	857,378
Tokuyama Corp.	258,800	3,498,813
Tokyo Century Corp.	155,600	5,502,808
Tokyo Ohka Kogyo Co. Ltd.	137,000	7,103,453
Tokyo Seimitsu Co. Ltd.	158,600	5,510,080
Tokyo Steel Manufacturing Co. Ltd.	267,000	2,746,481
Tokyo Tatemono Co. Ltd.	800,200	11,784,761
Tokyotokeiba Co. Ltd.	59,500	1,843,053
Tokyu Construction Co. Ltd.	350,240	1,661,304
Tokyu Fudosan Holdings Corp.	2,596,700	14,071,383
Tokyu REIT Inc.	3,709	5,422,449
TOMONY Holdings Inc.	1,025,300	2,426,486
Tomy Co. Ltd.	337,700	3,742,400
Topcon Corp.	440,500	6,225,914
Topre Corp.	153,800	1,191,507
Toridoll Holdings Corp.	189,800	3,686,979
Torii Pharmaceutical Co. Ltd.	46,000	1,139,021
Tosei Corp.	132,700	1,274,412
Toshiba TEC Corp.	109,100	3,601,721
Tosho Co. Ltd.(c)	63,600	661,168
Totetsu Kogyo Co. Ltd.	118,400	2,118,957
Towa Pharmaceutical Co. Ltd.	104,700	1,991,973
Toyo Construction Co. Ltd.	289,600	1,889,162
Toyo Gosei Co. Ltd.	20,100	1,235,692
Toyo Ink SC Holdings Co. Ltd.	152,900	2,228,499
Toyo Seikan Group Holdings Ltd.	557,100	6,415,338
Toyo Suisan Kaisha Ltd.	377,900	16,056,167
Toyo Tanso Co. Ltd.	59,700	1,358,755
Toyo Tire Corp.	459,500	6,175,722
Toyobo Co. Ltd.(c)	330,900	2,571,919
Toyoda Gosei Co. Ltd.	285,200	4,500,796
Toyota Boshoku Corp.	315,400	4,663,939
Trancom Co. Ltd.	29,700	1,641,448
Transcosmos Inc.	103,500	2,936,566
TRE Holdings Corp.	195,000	2,283,399
Tri Chemical Laboratories Inc.	104,200	1,774,626
Trusco Nakayama Corp.	192,900	2,745,226
TS Tech Co. Ltd.	377,500	4,304,597
Tsubakimoto Chain Co.	109,200	2,599,119
Tsugami Corp.	165,500	1,522,911
Tsumura & Co.	241,100	5,656,888
Tsuruha Holdings Inc.	168,900	9,622,818
TV Asahi Holdings Corp.	89,600	1,006,445
UACJ Corp.(c)	132,394	2,246,201
UBE Corp.	401,700	6,289,602
Ulvac Inc.	198,700	7,503,291
Union Tool Co.	23,000	584,935
United Arrows Ltd.	83,800	1,110,001

Security	Shares	Value

Japan (continued)
United Super Markets Holdings Inc.	239,200	$1,937,712
United Urban Investment Corp.	12,576	13,709,151
Universal Entertainment Corp.(a)	106,400	1,157,874
Usen-Next Holdings Co. Ltd.	62,000	970,947
Ushio Inc.	400,300	5,534,608
UT Group Co. Ltd.	115,700	2,253,190
Valor Holdings Co. Ltd.	154,300	2,175,708
ValueCommerce Co. Ltd.	66,000	1,373,390
Vector Inc.	122,400	1,117,191
Vision Inc./Tokyo Japan(a)(c)	158,400	1,389,551
Visional Inc.(a)	69,800	3,822,815
VT Holdings Co. Ltd.	352,700	1,285,434
Wacoal Holdings Corp.	178,700	2,898,239
Wacom Co. Ltd.	634,300	4,161,559
Wakita & Co. Ltd.	95,500	791,593
WDB Holdings Co. Ltd.(c)	31,100	596,240
WealthNavi Inc.(a)(c)	118,700	1,890,480
Weathernews Inc.	25,600	1,495,254
West Holdings Corp.(c)	97,330	2,997,958
Workman Co. Ltd.	88,100	4,232,576
YAMABIKO Corp.	141,900	1,288,727
Yamada Holdings Co. Ltd.	3,106,500	11,215,649
Yamaguchi Financial Group Inc.	805,300	4,558,701
YA-MAN Ltd.	126,300	1,474,884
Yamato Kogyo Co. Ltd.	171,900	5,878,271
Yamazaki Baking Co. Ltd.	515,700	6,226,325
Yamazen Corp.	155,900	1,178,742
Yaoko Co. Ltd.	77,800	3,783,550
Yellow Hat Ltd.	136,000	1,779,256
Yodogawa Steel Works Ltd.	123,300	2,211,897
Yokogawa Bridge Holdings Corp.	141,100	2,039,134
Yokohama Rubber Co. Ltd. (The)	500,400	7,329,571
Yokorei Co. Ltd.	323,600	2,207,192
Yokowo Co. Ltd.	76,200	1,127,299
Yonex Co. Ltd.(c)	254,900	2,283,342
Yoshinoya Holdings Co. Ltd.	275,300	5,336,837
Yuasa Trading Co. Ltd.	52,700	1,431,072
Yurtec Corp.	91,900	502,830
Zenkoku Hosho Co. Ltd.	222,300	7,562,866
Zenrin Co. Ltd.	168,600	1,172,546
Zensho Holdings Co. Ltd.	391,700	10,370,268
Zeon Corp.	551,300	5,598,009
ZERIA Pharmaceutical Co. Ltd.	147,500	2,426,570
Zojirushi Corp.	145,800	1,618,603
Zuken Inc.	64,400	1,643,945

		3,270,452,956

Netherlands — 2.2%
Aalberts NV	423,603	18,153,898
Alfen Beheer BV(a)(d)	92,704	10,822,101
AMG Advanced Metallurgical Group NV	117,256	3,291,556
Arcadis NV	306,750	11,342,274
Ariston Holding NV	356,612	2,952,249
ASR Nederland NV	589,083	24,622,151
B&S Group Sarl(d)	156,862	818,520
Basic-Fit NV(a)(d)	221,375	8,978,457
BE Semiconductor Industries NV	302,510	16,239,262
Boskalis Westminster	330,649	10,849,428
Brunel International NV	114,402	1,295,864
Cementir Holding NV	186,415	1,211,595
CM.Com NV(a)(c)	50,939	617,432

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Corbion NV	251,606	$8,768,582
COSMO Pharmaceuticals NV	36,367	1,951,392
CureVac NV(a)(c)	237,043	3,164,043
Ebusco Holding NV(a)(c)	62,360	1,498,772
Eurocommercial Properties NV	177,859	4,027,154
Fastned BV(a)(c)	20,611	597,106
Flow Traders(d)	145,967	3,172,056
Fugro NV(a)	405,237	4,823,255
InPost SA(a)	951,757	6,284,687
Intertrust NV(a)(d)	383,250	7,559,821
Iveco Group NV(a)	852,832	5,221,547
Koninklijke BAM Groep NV(a)	1,110,987	2,708,939
Koninklijke Vopak NV	297,615	6,907,357
Meltwater Holding BV(a)(c)	602,346	782,636
MFE-MediaForEurope NV(a)	1,699,014	764,772
MFE-MediaForEurope NV, Class B(a)	1,714,102	1,103,112
NSI NV	87,202	2,829,369
Pharming Group NV(a)(c)	2,720,488	2,128,806
PostNL NV(c)	1,564,101	4,114,055
RHI Magnesita NV	111,746	3,080,541
SBM Offshore NV	562,177	7,846,141
Shop Apotheke Europe NV(a)(c)(d)	61,237	5,946,614
Signify NV(d)	543,756	17,660,120
Sligro Food Group NV(a)	94,094	1,865,674
SNS Real NV(b)(c)	287,474	3
Technip Energies NV	562,610	6,644,572
TKH Group NV	169,928	6,975,700
TomTom NV(a)(c)	310,075	2,802,984
Van Lanschot Kempen NV	125,463	2,873,015
Vastned Retail NV	52,420	1,270,212
Wereldhave NV	136,437	2,066,885

		238,634,709

New Zealand — 1.1%
a2 Milk Co. Ltd. (The)(a)	3,130,123	9,835,470
Air New Zealand Ltd.(a)(c)	6,956,849	2,678,794
Argosy Property Ltd.	3,516,911	2,894,331
Chorus Ltd.	1,905,022	9,587,805
Contact Energy Ltd.	3,296,366	15,902,152
Fletcher Building Ltd.	3,397,283	11,053,223
Genesis Energy Ltd.	2,062,638	3,740,477
Goodman Property Trust	4,231,511	5,811,706
Infratil Ltd.	3,047,748	16,092,783
Kiwi Property Group Ltd.	8,752,850	5,619,731
Oceania Healthcare Ltd.	2,559,276	1,518,252
Precinct Properties New Zealand Ltd.	5,771,884	5,165,808
Pushpay Holdings Ltd.(a)	4,539,792	3,699,920
Ryman Healthcare Ltd.	1,795,509	10,502,260
SKYCITY Entertainment Group Ltd.	3,338,463	5,831,358
Summerset Group Holdings Ltd.	939,997	6,336,759
Synlait Milk Ltd.(a)(c)	361,935	730,268
Vulcan Steel Ltd.	202,142	1,240,652
Warehouse Group Ltd. (The)	512,639	1,049,420

		119,291,169

Norway — 2.3%
Aker ASA, Class A	94,343	7,326,786
Aker Carbon Capture ASA(a)	1,405,060	3,166,946
Aker Horizons Holding AS(a)	732,019	1,359,571
Aker Solutions ASA	1,053,081	3,264,151
Atea ASA	359,889	4,394,336

Security	Shares	Value

Norway (continued)
Austevoll Seafood ASA	381,352	$4,697,799
Bakkafrost P/F	214,048	14,922,508
Bewi ASA	198,993	1,417,630
Bonheur ASA	89,160	3,570,288
Borregaard ASA	382,775	6,871,099
BW Energy Ltd.(a)	366,726	1,044,880
BW LPG Ltd.(d)	352,777	2,901,815
BW Offshore Ltd.	414,057	1,165,446
Crayon Group Holding ASA(a)(d)	295,797	4,741,979
DNO ASA	1,794,747	2,582,337
Elkem ASA(d)	1,351,514	5,537,647
Elopak ASA(c)	505,264	959,122
Entra ASA(d)	266,078	3,747,040
Europris ASA(d)	658,218	3,891,969
Flex LNG Ltd.(c)	127,550	4,045,011
Frontline Ltd./Bermuda(a)	526,607	5,016,086
Golden Ocean Group Ltd.	555,409	6,132,334
Grieg Seafood ASA	190,240	2,921,184
Hafnia Ltd.(c)	481,795	1,712,311
Hexagon Composites ASA(a)(c)	476,775	1,601,150
Hexagon Purus ASA(a)	345,186	1,000,685
Kahoot! ASA(a)(c)	1,170,411	2,806,331
Leroy Seafood Group ASA	1,139,637	8,952,681
LINK Mobility Group Holding ASA(a)	727,278	953,936
MPC Container Ships AS	1,155,420	2,817,839
NEL ASA(a)(c)	6,238,391	10,761,913
Nordic Semiconductor ASA(a)	691,217	12,147,129
Norway Royal Salmon ASA(a)	58,127	1,494,507
Norwegian Air Shuttle ASA(a)(c)	2,736,989	2,670,391
Nykode Therapeutics AS(a)(c)	439,486	1,490,036
Odfjell Drilling Ltd.(a)	355,902	854,047
Protector Forsikring ASA	303,058	3,574,574
REC Silicon ASA(a)(c)	1,194,375	2,254,652
Scatec ASA(c)(d)	506,634	6,049,690
Schibsted ASA, Class A	309,319	5,813,797
Schibsted ASA, Class B	411,828	7,408,217
Selvaag Bolig ASA	289,115	1,227,913
SpareBank 1 Nord Norge	330,642	3,198,625
SpareBank 1 Oestlandet	117,166	1,447,583
SpareBank 1 SMN	608,822	7,806,385
SpareBank 1 SR-Bank ASA	760,357	8,990,725
Stolt-Nielsen Ltd.	75,087	1,599,965
Storebrand ASA	2,016,946	16,964,621
TGS ASA	489,629	7,267,605
TOMRA Systems ASA	1,007,670	23,589,164
Veidekke ASA	464,709	4,804,759
Volue ASA(a)(c)	235,690	599,806
Wallenius Wilhelmsen ASA	451,882	3,029,278

		250,568,279

Portugal — 0.3%
Altri SGPS SA	309,058	1,823,587
Banco Comercial Portugues SA, Class R	35,462,851	5,262,273
Corticeira Amorim SGPS SA	118,007	1,254,334
CTT-Correios de Portugal SA	438,528	1,499,735
Greenvolt Energias Renovaveis SA(a)(c)	237,714	2,146,984
Navigator Co. SA (The)	894,432	3,691,259
NOS SGPS SA	874,287	3,300,828
REN - Redes Energeticas Nacionais SGPS SA	1,661,518	4,697,418
Semapa-Sociedade de Investimento e Gestao	77,927	1,140,375

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Sonae SGPS SA	3,924,815	$4,465,546

		29,282,339

Singapore — 2.2%
AEM Holdings Ltd.(c)	1,141,700	3,615,872
AIMS APAC REIT(c)	2,254,400	2,270,364
Ascendas India Trust	3,893,000	3,275,511
Ascott Residence Trust	8,327,496	7,071,807
Best World International Ltd.(a)(b)(c)	463,194	456,018
Bumitama Agri Ltd.(c)	1,484,200	644,645
CapitaLand China Trust(c)	4,984,334	4,263,929
CDL Hospitality Trusts	3,738,700	3,579,184
China Aviation Oil Singapore Corp. Ltd.	568,100	353,723
ComfortDelGro Corp. Ltd.	9,142,700	9,406,464
Cromwell European Real Estate Investment Trust	1,287,960	2,632,718
Digital Core REIT Management Pte Ltd.(a)	3,329,400	2,900,979
Eagle Hospitality Trust(a)(b)(c)	2,020,200	20
ESR-LOGOS REIT	21,084,273	6,416,234
Far East Hospitality Trust	3,985,700	1,848,324
First Resources Ltd.	2,393,500	2,396,338
Frasers Centrepoint Trust	4,373,438	7,390,610
Frasers Hospitality Trust	3,159,800	1,589,736
Frasers Logistics & Commercial Trust	12,458,436	13,005,321
Frencken Group Ltd.	1,261,100	1,119,595
Golden Agri-Resources Ltd.	27,114,600	5,105,392
Haw Par Corp. Ltd.	517,300	4,123,569
Hour Glass Ltd. (The)(c)	1,042,500	1,678,483
Hutchison Port Holdings Trust, Class U	22,325,400	5,257,386
iFAST Corp. Ltd.(c)	600,700	1,835,873
Japfa Ltd.(c)	2,059,820	872,030
Kenon Holdings Ltd./Singapore	81,159	3,513,234
Keppel DC REIT(c)	5,871,100	8,802,889
Keppel Infrastructure Trust	14,681,900	6,231,964
Keppel Pacific Oak US REIT	3,516,000	2,462,976
Keppel REIT	7,921,000	6,368,223
Lendlease Global Commercial REIT	7,066,629	4,277,792
Manulife US Real Estate Investment Trust(c)	6,800,131	3,946,844
Mapletree Industrial Trust	8,613,593	16,919,213
Maxeon Solar Technologies Ltd.(a)(c)	103,133	1,779,044
Nanofilm Technologies International Ltd.(c)	1,120,100	1,634,315
NetLink NBN Trust	11,120,100	7,727,882
Olam Group Ltd.	4,014,300	4,727,938
OUE Commercial Real Estate Investment Trust	9,093,879	2,534,410
OUE Ltd.	1,352,600	1,282,689
Parkway Life REIT	1,669,800	5,792,411
Prime U.S. REIT	2,680,194	1,877,280
Raffles Medical Group Ltd.	3,576,800	2,979,316
Riverstone Holdings Ltd./Singapore	1,937,600	1,094,055
Sasseur Real Estate Investment Trust	2,357,900	1,349,508
SATS Ltd.(a)(c)	2,896,500	8,350,160
Sembcorp Industries Ltd.	4,159,900	8,776,898
Sembcorp Marine Ltd.(a)(c)	74,023,833	5,847,047
Sheng Siong Group Ltd.	2,960,600	3,429,440
SIA Engineering Co. Ltd.(a)(c)	1,100,200	1,930,850
Silverlake Axis Ltd.	4,476,340	1,301,230
Singapore Post Ltd.(c)	6,205,500	2,857,764
SPH REIT	4,929,036	3,373,767
Starhill Global REIT	6,342,100	2,736,515
StarHub Ltd.	2,662,400	2,410,694
Straits Trading Co. Ltd.	549,100	1,169,065
Suntec REIT	9,722,600	11,355,876

Security	Shares	Value

Singapore (continued)
TDCX Inc., ADR(a)(c)	93,967	$738,581
Yangzijiang Financial Holding Ltd.(a)	10,271,000	2,936,908
Yangzijiang Shipbuilding Holdings Ltd.	10,842,000	7,309,732
Yanlord Land Group Ltd.	2,323,600	1,736,328

		244,672,963

Spain — 1.8%
Acerinox SA	848,518	8,278,433
Almirall SA	300,048	2,896,939
Applus Services SA	602,902	4,378,071
Atresmedia Corp. de Medios de Comunicacion SA(c)	385,549	1,184,762
Audax Renovables SA(c)	516,559	566,832
Banco de Sabadell SA	23,930,059	15,321,532
Bankinter SA	2,837,074	13,968,437
Befesa SA(d)	170,767	7,910,022
Cia. de Distribucion Integral Logista Holdings SA	276,372	5,696,896
Cie. Automotive SA	206,090	5,421,289
Construcciones y Auxiliar de Ferrocarriles SA	86,530	2,562,078
Corp Financiera Alba SA	66,575	3,511,988
Distribuidora Internacional de Alimentacion SA(a)	65,957,017	886,999
Ebro Foods SA	297,123	4,944,423
eDreams ODIGEO SA(a)	245,471	1,299,928
Ence Energia y Celulosa SA	554,090	1,835,485
Faes Farma SA	1,315,278	5,605,645
Fluidra SA	413,294	7,725,346
Gestamp Automocion SA(d)	731,472	2,813,951
Global Dominion Access SA(d)	358,553	1,438,351
Grenergy Renovables SA(a)(c)	47,378	1,875,531
Grupo Catalana Occidente SA	183,858	5,482,754
Indra Sistemas SA	597,041	5,461,552
Inmobiliaria Colonial Socimi SA	1,263,191	8,369,235
Laboratorios Farmaceuticos Rovi SA	81,702	4,277,834
Lar Espana Real Estate Socimi SA	295,740	1,446,319
Let’s Gowex SA.(a)(b)(c)	51,450	—
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,784,331	3,090,059
Mapfre SA	3,817,488	6,165,801
Mediaset Espana Comunicacion SA(a)	650,526	2,263,475
Melia Hotels International SA(a)	505,501	3,188,306
Merlin Properties Socimi SA	1,394,151	14,953,390
Miquel y Costas & Miquel SA	108,856	1,403,308
Neinor Homes SA(c)(d)	117,140	1,259,955
Pharma Mar SA	61,665	3,798,536
Prosegur Cash SA(d)	1,428,221	1,037,856
Prosegur Cia. de Seguridad SA	815,127	1,453,683
Sacyr SA	1,647,459	3,767,681
Solaria Energia y Medio Ambiente SA(a)	316,594	7,299,889
Soltec Power Holdings SA(a)(c)	178,366	890,031
Talgo SA(c)(d)	415,973	1,236,932
Tecnicas Reunidas SA(a)(c)	131,664	874,104
Unicaja Banco SA(d)	6,100,214	5,276,732
Viscofan SA	167,163	9,735,310

		192,855,680

Sweden — 5.9%
AAK AB	769,181	13,445,226
AcadeMedia AB(d)	357,357	1,761,782
AddLife AB	480,592	8,280,114
AddTech AB, Class B	1,105,516	18,924,954
AFRY AB	392,825	5,998,367
Alimak Group AB(d)	183,875	1,638,110

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Ambea AB(d)	301,123	$1,484,406
Arjo AB, Class B	910,195	4,999,967
Atrium Ljungberg AB, Class B	186,478	2,772,891
Attendo AB(a)(d)	462,715	1,126,407
Avanza Bank Holding AB	532,344	10,271,861
Axfood AB(c)	461,504	14,641,405
Beijer Alma AB	195,146	3,918,973
Beijer Ref AB	1,049,333	16,645,371
Betsson AB	483,008	3,334,220
BHG Group AB(a)	425,195	1,453,264
BICO Group AB, Class B(a)(c)	171,247	680,092
Bilia AB, Class A	303,092	4,282,529
BillerudKorsnas AB(c)	961,868	12,406,706
BioArctic AB(a)(d)	146,874	1,594,793
BioGaia AB	366,802	3,450,657
Biotage AB	277,798	6,111,094
Bonava AB, Class B	321,434	1,204,180
Boozt AB(a)(c)(d)	219,831	1,548,574
Bravida Holding AB(d)	849,081	8,598,897
Bufab AB	110,732	3,340,798
Bure Equity AB	233,180	6,207,479
Calliditas Therapeutics AB, Class B(a)(c)	135,307	1,279,188
Camurus AB(a)	123,421	2,804,876
Cary Group AB(a)(c)	334,372	2,084,437
Castellum AB	1,112,982	17,843,354
Catena AB	128,456	5,886,300
Cellavision AB	65,069	2,343,998
Cibus Nordic Real Estate AB	187,812	3,366,367
Cint Group AB(a)	624,278	4,406,234
Clas Ohlson AB, Class B	162,065	1,838,328
Cloetta AB, Class B	841,336	1,683,980
Collector AB(a)	276,619	961,175
Coor Service Management Holding AB(d)	394,899	3,269,613
Corem Property Group AB, Class B	2,454,389	3,300,582
Creades AB, Class A	235,346	2,168,143
Dios Fastigheter AB	354,647	2,803,302
Dometic Group AB(d)	1,365,784	9,262,361
Duni AB(a)	149,089	1,423,081
Dustin Group AB(c)(d)	314,135	2,145,043
Electrolux Professional AB, Class B	1,001,416	6,119,535
Elekta AB, Class B	1,590,123	11,484,678
Fabege AB	1,122,973	11,527,106
Fagerhult AB	374,735	2,038,493
Fingerprint Cards AB, Class B(a)(c)	1,172,743	1,039,209
Fortnox AB	2,066,271	11,782,674
GARO AB	137,375	2,400,356
Granges AB	450,068	4,173,149
Hemnet Group AB	162,786	2,467,344
Hexatronic Group AB	676,229	8,203,187
Hexpol AB	1,119,081	11,672,083
HMS Networks AB(c)	117,673	5,609,355
Hufvudstaden AB, Class A	479,386	6,617,113
Humble Group AB(a)(c)	585,881	946,673
Implantica AG, SDR(a)	138,757	546,169
Instalco AB	775,036	3,836,483
Intrum AB	311,282	6,648,972
Investment AB Oresund	182,157	1,998,065
INVISIO AB	171,637	2,800,320
Inwido AB	237,318	2,879,649
JM AB	221,724	4,114,651

Security	Shares	Value

Sweden (continued)
Kambi Group PLC, Class B(a)	107,187	$1,934,917
Karo Pharma AB(a)	232,403	1,161,763
K-Fast Holding AB(a)(c)	259,215	744,635
Kindred Group PLC	988,040	8,701,726
KNOW IT AB	108,217	3,198,545
LeoVegas AB(d)	335,087	2,005,598
Lime Technologies AB	42,271	1,212,116
Lindab International AB	319,344	5,589,600
Loomis AB	315,136	8,886,289
MEKO AB	160,316	1,884,540
Millicom International Cellular SA, SDR(a)(c)	734,690	11,552,316
MIPS AB(c)	111,356	5,957,513
Modern Times Group MTG AB, Class B	417,225	4,318,523
Munters Group AB(d)	541,094	4,035,507
Mycronic AB	311,635	4,583,514
NCC AB, Class B	354,510	3,681,656
New Wave Group AB, Class B	178,319	2,733,110
Nobia AB	528,693	1,535,659
Nolato AB, Class B	866,537	5,214,573
Nordnet AB publ	581,344	7,808,917
Note AB(a)	73,487	1,508,911
Nyfosa AB	698,456	6,521,133
Orron Energy AB	—	—
OX2 AB(a)	348,544	3,427,806
Pandox AB(a)	384,783	5,642,909
Paradox Interactive AB(c)	138,100	2,449,497
Peab AB, Class B	779,458	5,317,800
Platzer Fastigheter Holding AB, Class B	262,824	2,253,195
PowerCell Sweden AB(a)	197,859	3,556,632
Ratos AB, Class B	853,393	4,275,226
Re:NewCell AB(a)(c)	82,149	859,517
Resurs Holding AB(d)	535,163	1,250,180
Rvrc Holding AB	166,083	752,420
Saab AB, Class B	311,615	11,272,237
Samhallsbyggnadsbolaget i Norden AB(c)	4,504,143	8,357,267
Samhallsbyggnadsbolaget i Norden AB, Class D(c)	716,116	1,373,774
Scandic Hotels Group AB(a)(c)(d)	678,283	2,777,644
Sdiptech AB, Class B(a)	126,106	3,516,314
Sectra AB	573,284	10,524,854
Sedana Medical AB(a)(c)	278,678	760,572
SkiStar AB	172,877	2,683,710
SSAB AB, Class A	1,009,084	4,883,337
SSAB AB, Class B	2,736,338	12,554,838
Stillfront Group AB(a)(c)	1,932,384	5,063,630
Storskogen Group AB	5,821,606	7,744,221
Storytel AB(a)(c)	176,625	999,502
Surgical Science Sweden AB(a)	140,005	2,183,360
Svolder AB	380,798	2,474,652
Sweco AB, Class B	914,788	10,202,894
SwedenCare AB	369,191	2,595,311
Synsam AB	190,060	1,173,340
Thule Group AB(d)	450,802	13,087,592
Trelleborg AB, Class B	1,030,545	25,321,046
Troax Group AB	167,139	3,553,325
Truecaller AB(a)(c)	276,482	2,168,220
Vestum AB(a)	593,443	937,149
Viaplay Group AB, Class B(a)	312,766	9,286,262
Vimian Group AB(a)(c)	540,929	2,110,018
Vitec Software Group AB, Class B	123,090	5,675,305
Vitrolife AB	260,102	8,485,878

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
VNV Global AB(a)	386,543	$1,091,589
Volati AB	100,231	1,417,847
Wallenstam AB, Class B(c)	1,495,128	7,621,148
Wihlborgs Fastigheter AB	1,186,377	10,116,421
XANO Industri AB, Class B	64,884	796,828
Xvivo Perfusion AB(a)	95,246	2,151,006

		647,416,077

Switzerland — 4.7%
Allreal Holding AG, Registered	63,413	10,491,522
ALSO Holding AG, Registered	27,045	5,014,315
APG SGA SA	3,623	690,838
Arbonia AG	221,140	3,144,896
Aryzta AG(a)	4,024,557	4,599,466
Autoneum Holding AG	12,275	1,422,870
Banque Cantonale Vaudoise, Registered	128,003	11,918,403
Basilea Pharmaceutica AG, Registered(a)(c)	49,262	2,282,817
Belimo Holding AG, Registered	41,611	17,081,886
Bell Food Group AG, Registered	6,219	1,664,531
BKW AG	90,109	10,251,512
Bobst Group SA, Registered	36,140	2,980,711
Bossard Holding AG, Class A, Registered	23,762	5,296,157
Bucher Industries AG, Registered	28,443	10,920,318
Burckhardt Compression Holding AG	13,064	5,901,971
Burkhalter Holding AG(c)	14,209	1,116,597
Bystronic AG, Registered	5,827	4,311,131
Cembra Money Bank AG	127,513	9,269,350
Coltene Holding AG, Registered	12,231	1,192,920
Comet Holding AG, Registered	32,849	6,058,394
Daetwyler Holding AG, Bearer	32,030	7,807,482
DKSH Holding AG	151,282	12,435,152
dormakaba Holding AG	12,571	5,988,597
Dottikon Es Holding AG(a)(c)	11,840	2,909,117
Dufry AG, Registered(a)	311,887	11,743,110
EFG International AG	391,744	3,050,945
Emmi AG, Registered	9,064	9,018,280
Flughafen Zurich AG, Registered(a)	85,667	14,246,094
Forbo Holding AG, Registered	4,238	5,691,063
Galenica AG(d)	212,939	16,858,469
Georg Fischer Ltd.	348,575	21,304,527
Gurit Holding AG(c)	14,122	1,720,507
Helvetia Holding AG, Registered	159,215	18,202,834
Huber + Suhner AG, Registered	67,209	6,051,691
Idorsia Ltd.(a)(c)	490,751	6,001,446
Implenia AG, Registered(a)(c)	63,488	1,679,077
Inficon Holding AG, Registered	7,208	6,015,515
Interroll Holding AG, Registered	2,703	7,133,329
Intershop Holding AG	6,164	4,144,519
Kardex Holding AG, Registered(c)	26,203	5,254,516
Komax Holding AG, Registered	15,234	4,132,610
Landis+Gyr Group AG(c)	91,952	6,069,242
LEM Holding SA, Registered	2,358	4,682,061
Leonteq AG	42,016	2,505,097
Medacta Group SA(d)	32,131	3,176,474
Medartis Holding AG(a)(d)	18,285	1,625,163
Medmix AG(d)	106,486	2,413,070
Metall Zug AG, Class B, Registered	863	1,745,312
Meyer Burger Technology AG(a)	10,121,643	6,018,137
Mobilezone Holding AG, Registered	182,501	3,257,248
Mobimo Holding AG, Registered	30,015	7,728,310
Molecular Partners AG(a)	85,547	547,335

Security	Shares	Value

Switzerland (continued)
Montana Aerospace AG(a)(d)	85,509	$1,703,468
OC Oerlikon Corp. AG, Registered	794,313	6,147,253
Orior AG	25,349	2,169,192
Peach Property Group AG(c)	35,034	1,271,655
PolyPeptide Group AG(d)	64,269	3,049,926
PSP Swiss Property AG, Registered	195,885	23,426,308
Rieter Holding AG, Registered	11,510	1,306,189
Schweiter Technologies AG, Bearer	4,334	4,916,893
Sensirion Holding AG(a)(d)	39,385	4,570,831
SFS Group AG	79,115	8,696,436
Siegfried Holding AG, Registered(c)	16,685	12,347,778
SIG Group AG	1,221,015	31,854,215
Softwareone Holding AG	400,714	5,454,007
St. Galler Kantonalbank AG, Class A, Registered	12,607	6,005,492
Stadler Rail AG(c)	212,397	6,878,774
Sulzer AG, Registered(c)	80,175	5,374,473
Swiss Steel Holding AG, Registered(a)	3,172,629	893,276
Swissquote Group Holding SA, Registered	42,567	5,175,047
Tecan Group AG, Registered	54,072	19,202,936
Trifork Holding AG(c)	36,971	999,596
TX Group AG	11,677	1,529,420
u-blox Holding AG	28,415	3,326,277
Valiant Holding AG, Registered	64,348	5,796,784
Valora Holding AG, Registered	15,880	4,340,682
Vetropack Holding AG, Registered(c)	49,050	1,949,002
Vontobel Holding AG, Registered	121,022	7,960,397
V-ZUG Holding AG(a)(c)	10,254	839,191
Ypsomed Holding AG, Registered	15,346	2,178,087
Zehnder Group AG, Registered	44,606	2,880,139
Zur Rose Group AG(a)(c)	42,198	3,012,990

		512,023,648

United Kingdom — 16.4%
888 Holdings PLC	1,589,875	2,848,076
Abcam PLC(a)	922,918	13,792,918
Advanced Medical Solutions Group PLC	998,453	3,417,345
AG Barr PLC	382,575	2,522,010
Airtel Africa PLC(d)	3,961,793	7,658,195
AJ Bell PLC	1,317,601	5,069,739
Alliance Pharma PLC	2,168,614	2,569,632
Alpha FX Group PLC	126,905	2,812,717
Alphawave IP Group PLC(a)	1,155,495	1,894,040
AO World PLC(a)(c)	1,780,466	941,455
Argo Blockchain PLC(a)	1,973,845	899,557
Ascential PLC(a)	1,862,368	6,658,388
Ashmore Group PLC	1,999,906	5,270,565
ASOS PLC(a)(c)	295,634	3,762,550
Assura PLC	12,641,155	10,593,916
Aston Martin Lagonda Global Holdings PLC(a)(c)(d)	298,897	1,757,905
Atalaya Mining PLC	472,962	1,612,725
Auction Technology Group PLC(a)	381,535	4,618,455
Avacta Group PLC(a)(c)	1,080,742	1,447,740
Avast PLC(d)	2,880,386	16,310,961
Avon Protection PLC	133,466	1,726,121
B&M European Value Retail SA	4,046,258	20,950,902
Babcock International Group PLC(a)	1,085,622	4,540,181
Bakkavor Group PLC(d)	742,603	790,395
Balanced Commercial Property Trust Ltd.	3,156,929	4,612,321
Balfour Beatty PLC	2,685,657	9,177,283
Bank of Georgia Group PLC	156,509	2,870,385
Beazley PLC	2,577,539	17,071,385

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bellway PLC	526,849	$15,744,375
Biffa PLC(d)	1,298,175	5,745,054
Big Yellow Group PLC	741,409	12,860,953
Bodycote PLC	805,742	5,894,482
boohoo Group PLC(a)(c)	4,269,260	3,488,531
Borr Drilling Ltd.(a)(c)	574,596	2,096,627
Breedon Group PLC	6,617,327	5,733,172
Brewin Dolphin Holdings PLC	1,165,803	7,268,939
Bridgepoint Group PLC(d)	2,781,615	8,637,998
Britvic PLC	1,138,611	11,931,696
Burford Capital Ltd.	790,092	8,471,941
Bytes Technology Group PLC	933,707	5,153,441
Capita PLC(a)	7,226,944	2,537,654
Capital & Counties Properties PLC	3,054,305	5,533,310
Capricorn Energy PLC(a)	1,340,078	3,593,331
Carnival PLC(a)	640,773	5,166,872
Centamin PLC	4,886,666	4,940,772
Central Asia Metals PLC	753,350	2,288,987
Centrica PLC(a)	24,936,967	26,719,916
Ceres Power Holdings PLC(a)(c)	524,602	3,897,030
Chemring Group PLC	1,203,737	5,094,352
Cineworld Group PLC(a)(c)	4,198,791	1,184,902
Civitas Social Housing PLC	2,584,267	2,605,815
Clarkson PLC	116,480	4,898,266
Close Brothers Group PLC	631,393	8,534,947
CLS Holdings PLC	782,376	1,933,130
CMC Markets PLC(d)	558,016	1,749,846
Coats Group PLC	6,198,758	5,606,234
Computacenter PLC	335,094	10,593,690
ContourGlobal PLC(d)	831,312	2,604,469
ConvaTec Group PLC(d)	6,844,404	19,085,528
Countryside Partnerships PLC(a)(d)	2,095,518	7,427,551
Craneware PLC	112,178	2,568,275
Cranswick PLC	227,259	9,243,650
Crest Nicholson Holdings PLC	1,093,280	3,675,858
Currys PLC	4,685,123	3,830,855
Custodian Reit PLC	1,776,864	2,354,285
CVS Group PLC	295,634	6,206,799
Darktrace PLC(a)	887,899	4,076,897
Dechra Pharmaceuticals PLC	458,942	20,653,603
Deliveroo PLC(a)(d)	3,714,025	4,099,592
Derwent London PLC	432,491	15,099,173
Diploma PLC	528,129	17,735,893
Direct Line Insurance Group PLC	5,745,421	14,418,411
Diversified Energy Co. PLC	3,518,990	5,301,071
Domino’s Pizza Group PLC	1,728,103	6,022,413
Dr. Martens PLC	2,562,808	8,136,329
Drax Group PLC	1,435,354	13,768,941
DS Smith PLC	5,880,396	20,961,210
Dunelm Group PLC	474,520	4,933,812
easyJet PLC(a)	1,298,027	6,339,846
Elementis PLC(a)	2,480,493	3,303,135
EMIS Group PLC	248,476	5,548,806
Empiric Student Property PLC	2,580,623	2,830,152
Energean PLC(a)	518,506	7,248,891
EnQuest PLC(a)	6,384,220	2,243,033
Ergomed PLC(a)	161,731	2,375,888
Essentra PLC	1,294,403	3,907,355
Euromoney Institutional Investor PLC	459,609	8,137,522
FD Technologies PLC(a)	98,521	2,353,045

Security	Shares	Value

United Kingdom (continued)
Ferrexpo PLC	1,251,533	$2,270,053
Fevertree Drinks PLC	453,800	5,945,762
Finablr PLC(a)(b)(d)	1,080,679	13
Firstgroup PLC	3,142,675	5,132,628
Forterra PLC(d)	947,817	3,399,270
Frasers Group PLC(a)	728,291	7,968,752
Frontier Developments PLC(a)(c)	98,032	1,862,044
Future PLC	483,811	10,839,931
Games Workshop Group PLC	139,157	13,170,204
Gamma Communications PLC	348,842	4,731,658
GB Group PLC	1,031,169	6,380,908
Genel Energy PLC	647,695	1,148,709
Genuit Group PLC	1,047,644	5,425,518
Genus PLC	283,053	9,782,640
Go-Ahead Group PLC (The)(a)	175,305	3,167,339
Grainger PLC	3,104,634	11,198,797
Great Portland Estates PLC	910,208	6,889,872
Greatland Gold PLC(a)	17,431,284	2,695,933
Greggs PLC	430,901	10,743,248
Gulf Keystone Petroleum Ltd.	892,000	2,567,550
Gym Group PLC (The)(a)(d)	682,168	1,482,157
Halfords Group PLC	910,244	1,904,424
Hammerson PLC(c)	14,934,687	4,559,596
Harbour Energy PLC	1,949,126	8,715,871
Hays PLC	7,057,960	11,011,606
Helical PLC	585,777	2,782,101
Helios Towers PLC(a)(c)	3,113,286	5,473,589
Hill & Smith Holdings PLC	337,929	5,431,856
Hiscox Ltd.	1,465,965	15,962,488
Hochschild Mining PLC	1,279,743	1,263,490
Home Reit PLC	3,349,512	4,854,052
HomeServe PLC	1,290,994	18,504,468
Hotel Chocolat Group PLC(a)	230,339	387,099
Howden Joinery Group PLC	2,536,406	20,936,898
Hunting PLC	591,330	1,555,463
Ibstock PLC(d)	1,697,916	4,255,878
IG Group Holdings PLC	1,746,118	16,941,266
IMI PLC	1,099,627	17,955,825
Impact Healthcare Reit PLC	1,243,316	1,780,593
Impax Asset Management Group PLC	367,758	3,229,075
Inchcape PLC	1,614,290	16,522,543
Indivior PLC(a)	2,963,715	11,606,337
IntegraFin Holdings PLC	1,261,789	4,204,155
Intermediate Capital Group PLC	1,231,311	22,953,435
Investec PLC	2,946,230	15,938,093
IP Group PLC	4,330,035	4,561,324
ITM Power PLC(a)(c)	1,815,419	4,739,921
ITV PLC	15,428,181	13,876,388
IWG PLC(a)	3,198,647	7,501,424
J D Wetherspoon PLC(a)	409,885	2,799,111
JET2 PLC(a)	681,379	7,637,137
John Menzies PLC(a)	291,668	2,152,471
John Wood Group PLC(a)	2,911,838	5,581,429
Johnson Service Group PLC(a)	1,867,417	2,573,769
JTC PLC(d)	577,449	5,251,023
Judges Scientific PLC	22,281	2,311,800
Jupiter Fund Management PLC	1,882,184	2,889,964
Just Group PLC	4,418,747	3,849,190
Kainos Group PLC	340,462	5,659,489
Kape Technologies PLC(a)(c)	653,482	2,379,473

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Keller Group PLC	315,392	$3,066,454
Keywords Studios PLC	307,295	9,447,443
Kier Group PLC(a)	1,903,597	1,774,981
Lancashire Holdings Ltd.	1,036,684	5,647,499
Learning Technologies Group PLC	2,505,669	4,058,366
Liontrust Asset Management PLC	262,419	3,333,900
LondonMetric Property PLC	3,972,575	12,113,854
Luceco PLC(d)	342,997	455,858
LXI REIT PLC	8,047,969	14,577,752
Man Group PLC/Jersey	5,786,829	19,251,279
Marks & Spencer Group PLC(a)	8,337,354	14,454,288
Marlowe PLC(a)	344,690	3,349,712
Marshalls PLC	903,843	5,457,007
Marston’s PLC(a)	2,771,114	1,611,064
Mediclinic International PLC(a)	1,751,963	10,366,305
Meggitt PLC(a)	3,323,594	32,015,125
Micro Focus International PLC	1,423,085	4,957,482
Mitchells & Butlers PLC(a)	1,149,884	2,428,933
Mitie Group PLC	6,196,982	5,921,468
Moneysupermarket.com Group PLC	2,266,641	5,642,608
Moonpig Group PLC(a)(c)	981,905	2,501,688
Morgan Advanced Materials PLC	1,199,501	4,652,496
Morgan Sindall Group PLC	175,203	4,343,712
National Express Group PLC(a)	2,207,064	4,944,714
NCC Group PLC	1,338,648	3,656,536
Network International Holdings PLC(a)(d)	2,136,868	5,225,373
Next Fifteen Communications Group PLC	350,244	4,385,409
Ninety One PLC	2,007,209	5,015,865
Numis Corp. PLC(c)	299,737	944,626
On the Beach Group PLC(a)(d)	694,613	942,116
OSB Group PLC	1,904,661	12,235,067
Oxford Biomedica PLC(a)	277,687	1,633,348
Oxford Nanopore Technologies PLC(a)(c)	1,392,424	5,438,449
Pagegroup PLC	1,382,145	7,692,973
Pan African Resources PLC	8,504,354	2,090,936
Pantheon Resources PLC(a)(c)	2,950,808	4,210,748
Paragon Banking Group PLC	1,042,951	6,809,524
Penno Group PLC	1,120,472	13,715,084
Petrofac Ltd.(a)	1,857,616	2,606,060
Pets at Home Group PLC	2,133,738	8,561,225
Picton Property Income Ltd. (The)	2,364,994	2,661,203
Playtech PLC(a)	969,504	5,809,397
Polar Capital Holdings PLC	310,642	1,851,050
Premier Foods PLC	2,683,129	3,803,386
Primary Health Properties PLC	5,607,889	10,089,390
Provident Financial PLC	1,016,807	2,402,873
PRS REIT PLC (The)	2,172,748	2,910,569
PZ Cussons PLC	962,298	2,468,998
QinetiQ Group PLC	2,454,489	11,431,322
Quilter PLC(d)	5,859,923	7,493,024
Rank Group PLC(a)	935,411	1,025,229
Rathbones Group PLC	250,552	5,522,712
Reach PLC	1,265,118	1,489,048
Redde Northgate PLC	983,019	4,393,432
Redrow PLC	1,256,856	8,886,762
Regional REIT Ltd.(d)	1,661,778	1,494,953
Renewi PLC(a)	338,512	3,129,839
Renishaw PLC	153,805	8,165,227
Restaurant Group PLC (The)(a)	3,274,380	2,029,985
Restore PLC	553,243	3,023,744

Security	Shares	Value

United Kingdom (continued)
Rightmove PLC	3,601,427	$28,155,140
Rotork PLC	3,619,185	11,484,642
Royal Mail PLC	3,301,509	11,409,337
RS GROUP PLC	1,996,082	25,199,875
RWS Holdings PLC	1,341,135	6,261,819
S4 Capital PLC(a)	1,173,042	1,814,064
Sabre Insurance Group PLC(d)	1,063,816	1,417,293
Safestore Holdings PLC	895,322	12,467,008
Saga PLC(a)	448,511	862,991
Sanne Group PLC(a)	660,977	7,405,427
Savills PLC	605,228	8,823,900
Senior PLC(a)	1,878,156	3,321,041
Serco Group PLC	5,183,880	11,926,517
Serica Energy PLC	860,902	3,984,674
Shaftesbury PLC	818,264	5,021,122
SIG PLC(a)(c)	3,025,394	1,346,348
Smart Metering Systems PLC	549,220	6,305,096
Softcat PLC	548,213	9,352,624
SolGold PLC(a)(c)	4,778,467	1,478,081
Spectris PLC	469,466	17,856,438
Spire Healthcare Group PLC(a)(d)	1,197,466	3,475,030
Spirent Communications PLC	2,607,731	8,969,758
SSP Group PLC(a)	3,368,753	10,475,875
SThree PLC	531,819	2,442,653
Strix Group PLC(c)	863,654	1,680,709
Subsea 7 SA(c)	1,010,690	9,108,922
Supermarket Income Reit PLC	4,170,335	6,556,094
Synthomer PLC	1,587,193	4,527,499
Target Healthcare REIT PLC	2,646,191	3,705,911
Tate & Lyle PLC	1,708,234	16,734,479
TBC Bank Group PLC	174,387	2,930,685
Team17 Group PLC(a)	435,400	2,328,227
Telecom Plus PLC	271,281	7,456,976
THG PLC(a)	3,100,114	2,585,006
TI Fluid Systems PLC(d)	1,424,223	3,031,663
TORM PLC, Class A(a)	120,135	1,963,282
TP ICAP Group PLC	3,351,810	4,857,382
Trainline PLC(a)(d)	2,036,068	9,823,871
Travis Perkins PLC	913,564	11,725,265
Tritax Big Box REIT PLC	8,011,299	19,274,521
Trustpilot Group PLC(a)(d)	895,382	842,037
Tullow Oil PLC(a)	4,778,096	2,998,991
Tyman PLC	811,185	2,622,364
UK Commercial Property REIT Ltd.	3,291,139	3,089,647
Ultra Electronics Holdings PLC	302,857	12,933,392
UNITE Group PLC (The)	1,442,597	20,567,534
Urban Logistics REIT PLC	2,003,624	4,329,315
Vesuvius PLC	945,487	4,142,787
Victoria PLC(a)(c)	269,616	1,227,130
Victrex PLC	368,585	8,681,282
Virgin Money UK PLC	5,459,085	9,521,510
Vistry Group PLC	942,978	10,630,124
Volex PLC	502,708	1,931,388
Volution Group PLC	844,432	4,319,300
Warehouse REIT PLC	1,693,539	3,114,211
Watkin Jones PLC	963,892	2,582,421
Weir Group PLC (The)	1,109,074	22,679,217
WH Smith PLC(a)	557,341	9,837,340
Wickes Group PLC	1,101,734	1,828,726
Wincanton PLC	527,003	2,419,682

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Workspace Group PLC	608,708	$4,375,101
Yellow Cake PLC(a)(d)	742,868	3,404,891
YouGov PLC	458,462	6,113,549
Young & Co’s Brewery PLC, Series A	95,465	1,441,590

		1,800,693,757

Total Common Stocks — 99.0% (Cost: $12,376,239,703)		10,862,957,737

Preferred Stocks

Germany — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	37,084	1,945,787
Einhell Germany AG, Preference Shares, NVS(c)	7,132	994,136
Fuchs Petrolub SE, Preference Shares, NVS	294,930	8,836,997
Jungheinrich AG, Preference Shares, NVS	202,207	5,503,971
Schaeffler AG, Preference Shares, NVS(c)	536,873	3,162,446
Sixt SE, Preference Shares, NVS	70,591	4,980,092
STO SE & Co. KGaA, Preference Shares, NVS	10,085	1,564,824

		26,988,253

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	214,377	3,041,144

Total Preferred Stocks — 0.3% (Cost: $36,022,333)		30,029,397

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Expires 07/08/24)(a)	42,123	—

Italy — 0.0%
Webuild SpA (Expires 08/02/30)(a)(c)	97,516	1

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	3,963,747	29

Security	Shares	Value

Spain — 0.0%
Abengoa SA (Expires 03/31/25)(a)(c)	3,096,556	$18,989

Total Warrants — 0.0% (Cost: $0)		19,019

Total Long-Term Investments — 99.3% (Cost: $12,412,262,036)		10,893,006,153

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	488,967,372	488,918,475
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	3,220,000	3,220,000

Total Short-Term Securities — 4.5% (Cost: $492,141,086)		492,138,475

Total Investments in Securities — 103.8% (Cost: $12,904,403,122)		11,385,144,628

Liabilities in Excess of Other Assets — (3.8)%		(418,654,478)

Net Assets — 100.0%		$10,966,490,150

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$459,960,734	$29,192,809	(a)	$—		$(257,892)	$22,824	$488,918,475	488,967,372	$16,043,310	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,290,000	—		(4,070,000	)(a)	—	—	3,220,000	3,220,000	18,333		—

						$(257,892)	$22,824	$492,138,475		$16,061,643		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	196	09/08/22	$28,585	$554,339
Euro STOXX 50 Index	868	09/16/22	33,019	1,894,659
FTSE 100 Index	274	09/16/22	24,678	704,429

				$3,153,427

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,153,427	$—	$—	$—	$3,153,427

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,438,345)	$—	$—	$—	$(6,438,345)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,693,576	$—	$—	$—	$3,693,576

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$90,596,502

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$659,266,074	$10,192,603,024	$11,088,639	$10,862,957,737
Preferred Stocks	—	30,029,397	—	30,029,397
Warrants	—	18,990	29	19,019
Money Market Funds	492,138,475	—	—	492,138,475

	$1,151,404,549	$10,222,651,411	$11,088,668	$11,385,144,628

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$3,153,427	$—	$3,153,427

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	89

Statements of Assets and Liabilities

July 31, 2022

	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ex U.S. ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$—	$—	$4,105,585,027
Investments, at value — affiliated(c)	120,622,275	3,672,093,789	107,982,900	41,643,277
Cash	7,345	762	3,509	26,310
Foreign currency, at value(d)	—	—	—	6,095,230
Cash pledged for futures contracts	—	—	—	930,000
Receivables:
Investments sold	—	—	219,106	—
Securities lending income — affiliated	—	—	—	27,742
Variation margin on futures contracts	—	—	—	158,851
Capital shares sold	—	10,630	—	—
Dividends — unaffiliated	—	—	—	7,537,256
Dividends — affiliated	680	17,743	565	4,785
Tax reclaims	—	—	—	4,746,998
Unrealized appreciation on forward foreign currency exchange contracts	1,038,469	39,443,437	873,376	—

Total assets	121,668,769	3,711,566,361	109,079,456	4,166,755,476

LIABILITIES
Foreign bank overdraft(e)	—	83	—	—
Cash received as collateral for OTC derivatives	140,000	620,000	10,000	—
Collateral on securities loaned, at value	—	—	—	37,507,069
Deferred foreign capital gain tax	—	—	—	2,299,274
Payables:
Investments purchased	350,790	13,215,419	—	—
Investment advisory fees	2,968	79,390	2,614	1,092,165
Foreign taxes	—	—	—	1,169
Unrealized depreciation on forward foreign currency exchange contracts	874,573	34,012,115	1,299,294	—

Total liabilities	1,368,331	47,927,007	1,311,908	40,899,677

NET ASSETS	$120,300,438	$3,663,639,354	$107,767,548	$4,125,855,799

NET ASSETS CONSIST OF
Paid-in capital	$120,695,123	$3,548,224,384	$108,003,999	$4,831,569,196
Accumulated earnings (loss)	(394,685)	115,414,970	(236,451)	(705,713,397)

NET ASSETS	$120,300,438	$3,663,639,354	$107,767,548	$4,125,855,799

NET ASSET VALUE
Shares outstanding	4,080,000	111,800,000	3,290,000	89,000,000

Net asset value	$29.49	$32.77	$32.76	$46.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$—	$—	$—	$4,265,347,754
(b) Securities loaned, at value	$—	$—	$—	$35,162,376
(c) Investments, at cost — affiliated	$130,084,651	$3,866,779,459	$120,108,457	$41,635,645
(d) Foreign currency, at cost	$—	$—	$—	$6,116,800
(e) Foreign bank overdraft, at cost	$—	$82	$—	$—

See notes to financial statements.

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$47,453,006,101	$10,893,006,153
Investments, at value — affiliated(c)	223,315,789	492,138,475
Cash	6,341	790,886
Foreign currency, at value(d)	48,591,874	27,712,959
Foreign currency collateral pledged for futures contracts(e)	10,816,561	5,082,550
Receivables:
Investments sold	—	12,308,561
Securities lending income — affiliated	135,257	1,243,491
Variation margin on futures contracts	1,987,019	852,795
Dividends — unaffiliated	40,963,062	15,582,948
Dividends — affiliated	56,225	3,023
Tax reclaims	86,127,013	11,075,439
Foreign withholding tax claims	33,436,983	—

Total assets	47,898,442,225	11,459,797,280

LIABILITIES
Collateral on securities loaned, at value	181,854,462	489,027,809
Deferred foreign capital gain tax	—	170,399
Payables:
Investments purchased	—	13
Investment advisory fees	12,464,132	3,481,261
Professional fees	7,331,412	627,648
IRS compliance fee for foreign withholding tax claims	102,580,646	—

Total liabilities	304,230,652	493,307,130

NET ASSETS	$47,594,211,573	$10,966,490,150

NET ASSETS CONSIST OF
Paid-in capital	$54,970,569,596	$13,074,838,297
Accumulated loss	(7,376,358,023)	(2,108,348,147)

NET ASSETS	$47,594,211,573	$10,966,490,150

NET ASSET VALUE
Shares outstanding	725,400,000	188,600,000

Net asset value	$65.61	$58.15

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$45,827,662,682	$12,412,262,036
(b) Securities loaned, at value	$177,650,397	$444,490,895
(c) Investments, at cost — affiliated	$223,280,764	$492,141,086
(d) Foreign currency, at cost	$47,016,281	$27,349,424
(e) Foreign currency collateral pledged, at cost	$11,922,876	$5,210,817

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	91

Statements of Operations

Year Ended July 31, 2022

	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ex U.S. ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$—	$142,348,663
Dividends — affiliated	4,200,336	142,886,028	4,258,147	16,570
Securities lending income — affiliated — net	—	—	—	382,538
Other income — unaffiliated	—	—	—	14,272
Foreign taxes withheld	—	—	—	(14,016,210)
Foreign withholding tax claims	—	—	—	1,172,965
Other foreign taxes	—	—	—	(14,591)

Total investment income	4,200,336	142,886,028	4,258,147	129,904,207

EXPENSES
Investment advisory fees	475,155	12,494,520	464,006	14,026,304
Commitment fees	—	36,010	—	45,192
Professional fees	217	217	217	118,519
Interest expense	—	4,652	—	64

Total expenses	475,372	12,535,399	464,223	14,190,079

Less:
Investment advisory fees waived	(437,860)	(11,548,989)	(431,850)	—

Total expenses after fees waived	37,512	986,410	32,373	14,190,079

Net investment income	4,162,824	141,899,618	4,225,774	115,714,128

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	—	—	—	(90,295,593)
Investments — affiliated	(916,666)	(37,019,928)	(1,382,182)	(15,063)
In-kind redemptions — unaffiliated(b)	—	—	—	111,972,897
In-kind redemptions — affiliated(b)	2,242,637	41,288,343	937,479	—
Futures contracts	—	—	—	(3,678,003)
Forward foreign currency exchange contracts	13,067,092	450,660,942	15,548,856	—
Foreign currency transactions	3,431	2	40	(1,475,950)

	14,396,494	454,929,359	15,104,193	16,508,288

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	—	—	—	(849,626,165)
Investments — affiliated	(26,141,717)	(624,699,551)	(27,415,836)	(6,595)
Futures contracts	—	—	—	1,131,957
Forward foreign currency exchange contracts	124,302	14,492,019	(225,345)	—
Foreign currency translations	—	(2)	—	(490,696)

	(26,017,415)	(610,207,534)	(27,641,181)	(848,991,499)

Net realized and unrealized loss	(11,620,921)	(155,278,175)	(12,536,988)	(832,483,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,458,097)	$(13,378,557)	$(8,311,214)	$(716,769,083)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$(785,694)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(368,596)

See notes to financial statements.

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2022

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,765,721,874	$401,496,291
Dividends — affiliated	198,618	53,016
Securities lending income — affiliated — net	2,388,446	16,008,627
Other income — unaffiliated	13,143,307	622,444
Foreign taxes withheld	(131,267,177)	(32,898,424)
Foreign withholding tax claims	58,133,227	6,286,660
IRS Compliance fee for foreign withholding tax claims	(20,215,104)	—

Total investment income	1,688,103,191	391,568,614

EXPENSES
Investment advisory fees	170,044,238	52,747,904
Professional fees	7,171,741	691,149

Total expenses	177,215,979	53,439,053

Net investment income	1,510,887,212	338,129,561

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(974,553,254)	7,746,951
Investments — affiliated	(14,048)	(257,892)
In-kind redemptions — unaffiliated(a)	135,879,413	284,168,925
Futures contracts	(3,717,437)	(6,438,345)
Foreign currency transactions	(27,777,775)	(12,620,830)

	(870,183,101)	272,598,809

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(8,428,953,441)	(3,609,124,181)
Investments — affiliated	(30,637)	22,824
Futures contracts	7,685,933	3,693,576
Foreign currency translations	(12,538,290)	(567,204)

	(8,433,836,435)	(3,605,974,985)

Net realized and unrealized loss	(9,304,019,536)	(3,333,376,176)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,793,132,324)	$(2,995,246,615)

(a) See Note 2 of the Notes to Financial Statements.
(b) Net of increase in deferred foreign capital gain tax of	$—	$(73,265)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Statements of Changes in Net Assets

		iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,162,824	$2,020,551	$141,899,618	$59,874,869
Net realized gain (loss)	14,396,494	(2,623,995)	454,929,359	(43,119,761)
Net change in unrealized appreciation (depreciation)	(26,017,415)	21,289,948	(610,207,534)	641,434,777

Net increase (decrease) in net assets resulting from operations	(7,458,097)	20,686,504	(13,378,557)	658,189,885

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,165,494)	(2,023,586)	(141,979,136)	(59,947,087)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,518,504	30,716,026	980,377,582	(19,982,523)

NET ASSETS
Total increase (decrease) in net assets	(105,087)	49,378,944	825,019,889	578,260,275
Beginning of year	120,405,525	71,026,581	2,838,619,465	2,260,359,190

End of year	$120,300,438	$120,405,525	$3,663,639,354	$2,838,619,465

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

		iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ex U.S. ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,225,774	$1,267,382	$115,714,128	$80,553,526
Net realized gain (loss)	15,104,193	(1,270,534)	16,508,288	19,372,336
Net change in unrealized appreciation (depreciation)	(27,641,181)	20,392,298	(848,991,499)	777,211,965

Net increase (decrease) in net assets resulting from operations	(8,311,214)	20,389,146	(716,769,083)	877,137,827

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,228,131)	(1,269,822)	(146,381,679)	(80,474,155)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,129,008	34,871,646	698,625,909	498,176,395

NET ASSETS
Total increase (decrease) in net assets	9,589,663	53,990,970	(164,524,853)	1,294,840,067
Beginning of year	98,177,885	44,186,915	4,290,380,652	2,995,540,585

End of year	$107,767,548	$98,177,885	$4,125,855,799	$4,290,380,652

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	95

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE ETF		iShares MSCI EAFE Small-Cap ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,510,887,212	$1,374,898,914	$338,129,561	$240,338,528
Net realized gain (loss)	(870,183,101)	(78,063,540)	272,598,809	710,032,940
Net change in unrealized appreciation (depreciation)	(8,433,836,435)	12,458,094,047	(3,605,974,985)	2,594,292,663

Net increase (decrease) in net assets resulting from operations	(7,793,132,324)	13,754,929,421	(2,995,246,615)	3,544,664,131

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,172,623,282)	(1,290,595,029)	(511,706,356)	(215,301,526)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	289,976,397	(1,599,597,936)	1,337,832,639	1,278,387,826

NET ASSETS
Total increase (decrease) in net assets	(9,675,779,209)	10,864,736,456	(2,169,120,332)	4,607,750,431
Beginning of year	57,269,990,782	46,405,254,326	13,135,610,482	8,527,860,051

End of year	$47,594,211,573	$57,269,990,782	$10,966,490,150	$13,135,610,482

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$32.11	$25.83	$26.66	$26.88	$25.28

Net investment income(a)	1.04	0.64	0.76	0.88	0.44
Net realized and unrealized gain (loss)(b)	(2.63)	6.25	(0.82)	(0.43)	1.83

Net increase (decrease) from investment operations	(1.59)	6.89	(0.06)	0.45	2.27

Distributions from net investment income(c)	(1.03)	(0.61)	(0.77)	(0.67)	(0.67)

Net asset value, end of year	$29.49	$32.11	$25.83	$26.66	$26.88

Total Return(d)
Based on net asset value	(5.03)%	26.76%	(0.36)%	1.75%	9.05%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	3.33%	2.12%	2.90%	3.37%	1.66%

Supplemental Data
Net assets, end of year (000)	$120,300	$120,406	$71,027	$70,650	$43,008

Portfolio turnover rate(f)	5%	10%	9%	7%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$34.28	$26.72	$29.40	$29.96	$28.09

Net investment income(a)	1.47	0.75	0.70	0.86	0.83
Net realized and unrealized gain (loss)(b)	(1.59)	7.55	(1.98)	(0.20)	1.93

Net increase (decrease) from investment operations	(0.12)	8.30	(1.28)	0.66	2.76

Distributions(c)
From net investment income	(1.39)	(0.74)	(0.73)	(0.91)	(0.89)
From net realized gain	—	—	(0.67)	(0.31)	—

Total distributions	(1.39)	(0.74)	(1.40)	(1.22)	(0.89)

Net asset value, end of year	$32.77	$34.28	$26.72	$29.40	$29.96

Total Return(d)
Based on net asset value	(0.29)%	31.22%	(4.74)%	2.45%	9.94%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	4.32%	2.42%	2.47%	3.01%	2.82%

Supplemental Data
Net assets, end of year (000)	$3,663,639	$2,838,619	$2,260,359	$2,891,083	$3,458,983

Portfolio turnover rate(f)	7%	12%	8%	7%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$36.63	$26.78	$28.62	$31.37	$28.48

Net investment income(a)	1.37	0.62	0.87	0.84	0.77
Net realized and unrealized gain (loss)(b)	(3.91)	9.78	(1.51)	(1.93)	2.86

Net increase (decrease) from investment operations	(2.54)	10.40	(0.64)	(1.09)	3.63

Distributions(c)
From net investment income	(1.33)	(0.55)	(0.88)	(0.80)	(0.74)
From net realized gain	—	—	(0.32)	(0.86)	—

Total distributions	(1.33)	(0.55)	(1.20)	(1.66)	(0.74)

Net asset value, end of year	$32.76	$36.63	$26.78	$28.62	$31.37

Total Return(d)
Based on net asset value	(6.97)%	38.96%	(2.62)%	(3.05)%	12.81%

Ratios to Average Net Assets(e)
Total expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	3.92%	1.85%	3.16%	2.94%	2.50%

Supplemental Data
Net assets, end of year (000)	$107,768	$98,178	$44,187	$25,759	$21,961

Portfolio turnover rate(f)	7%	11%	9%	10%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$56.45		$45.11	$46.26	$48.60	$47.08

Net investment income(a)	1.38	(b)	1.14	1.12	1.32	1.33
Net realized and unrealized gain (loss)(c)	(9.73)		11.31	(0.97)	(2.49)	1.45

Net increase (decrease) from investment operations	(8.35)		12.45	0.15	(1.17)	2.78

Distributions from net investment income(d)	(1.74)		(1.11)	(1.30)	(1.17)	(1.26)

Net asset value, end of year	$46.36		$56.45	$45.11	$46.26	$48.60

Total Return(e)
Based on net asset value	(15.04	)%(b)	27.66%	0.29%	(2.27)%	5.92%

Ratios to Average Net Assets(f)
Total expenses	0.32%		0.32%	0.32%	0.32%	0.31%

Total expenses after fees waived	0.32%		0.31%	0.30%	0.30%	0.31%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		0.32%	N/A	0.32%	N/A

Net investment income	2.62	%(b)	2.14%	2.50%	2.91%	2.69%

Supplemental Data
Net assets, end of year (000)	$4,125,856		$4,290,381	$2,995,541	$3,867,472	$3,158,687

Portfolio turnover rate(g)	8%		10%	17%	15%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:
• Net investment income per share by $0.01.
• Total return by 0.02%.
• Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$79.41		$62.17	$64.94	$68.87	$66.78

Net investment income(a)	2.09	(b)	1.90	1.48	1.95	1.93
Net realized and unrealized gain (loss)(c)	(12.88)		17.14	(2.62)	(3.87)	2.26

Net increase (decrease) from investment operations	(10.79)		19.04	(1.14)	(1.92)	4.19

Distributions from net investment income(d)	(3.01)		(1.80)	(1.63)	(2.01)	(2.10)

Net asset value, end of year	$65.61		$79.41	$62.17	$64.94	$68.87

Total Return(e)
Based on net asset value	(13.84	)%(b)	30.73%	(1.80)%	(2.64)%	6.32%

Ratios to Average Net Assets(f)
Total expenses	0.33%		0.37%	0.32%	0.32%	0.31%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		0.32%	0.32%	0.32%	N/A

Net investment income	2.82	%(b)	2.60%	2.34%	3.03%	2.77%

Supplemental Data
Net assets, end of year (000)	$47,594,212		$57,269,991	$46,405,254	$60,080,634	$72,770,477

Portfolio turnover rate(g)	5%		5%	4%	4%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:
• Net investment income per share by $0.07.
• Total return by 0.10%.
• Ratio of net investment income to average net assets by 0.09%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of year	$75.41		$55.23	$57.03	$63.44		$59.60

Net investment income(a)	1.70	(b)	1.39	1.12	1.43		1.46
Net realized and unrealized gain (loss)(c)	(16.38)		20.00	(1.12)	(6.23)		3.90

Net increase (decrease) from investment operations	(14.68)		21.39	—	(4.80)		5.36

Distributions from net investment income(d)	(2.58)		(1.21)	(1.80)	(1.61)		(1.52)

Net asset value, end of year	$58.15		$75.41	$55.23	$57.03		$63.44

Total Return(e)
Based on net asset value	(19.80	)%(b)	38.84%	(0.16)%	(7.41	)%(f)	9.01%

Ratios to Average Net Assets(g)
Total expenses	0.39%		0.39%	0.40%	0.40%		0.39%

Total expenses excluding professional fees for foreign withholding tax claims	0.39%		0.39%	N/A	0.40%		N/A

Net investment income	2.50	%(b)	2.03%	2.01%	2.47%		2.28%

Supplemental Data
Net assets, end of year (000)	$10,966,490		$13,135,610	$8,527,860	$9,455,843		$11,178,397

Portfolio turnover rate(h)	15%		17%	20%	10%		8%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:
• Net investment income per share by $0.03.
• Total return by 0.04%.
• Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI ACWI ex U.S.	Diversified
Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI EAFE Small-Cap	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and Schedules of Investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each of the currency hedged funds has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI ACWI ex U.S.
Barclays Bank PLC	$3,854	$(3,854)	$—		$—
Barclays Capital, Inc.	96,596	(96,596)	—		—
BNP Paribas SA	6,281,293	(6,281,293)	—		—
BofA Securities, Inc.	2,590,858	(2,590,858)	—		—
Citigroup Global Markets, Inc.	2,593,163	(2,593,163)	—		—
Goldman Sachs & Co. LLC	8,588,794	(8,588,794)	—		—
J.P. Morgan Securities LLC	2,457,876	(2,457,876)	—		—
Macquarie Bank Ltd.	410,920	(410,920)	—		—
Morgan Stanley	10,009,211	(10,009,211)	—		—
Nomura Securities International, Inc.	416,905	(416,905)	—		—
Scotia Capital (USA), Inc.	228,960	(228,960)	—		—
State Street Bank & Trust Co.	235,984	(235,984)	—		—
UBS AG	252,610	(252,610)	—		—
Wells Fargo Bank N.A.	995,352	(995,352)	—		—

	$35,162,376	$(35,162,376)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI EAFE
Barclays Capital, Inc.	$135,409	$(135,409)	$—		$—
BNP Paribas SA	691,841	(691,841)	—		—
BofA Securities, Inc.	9,322,915	(9,322,915)	—		—
Citigroup Global Markets, Inc.	96,083,197	(96,083,197)	—		—
Goldman Sachs & Co. LLC	5,281,878	(5,094,317)	—		187,561	(b)
HSBC Bank PLC	12,345	(12,345)	—		—
J.P. Morgan Securities LLC	8,195,000	(8,195,000)	—		—
Macquarie Bank Ltd.	57,195	(57,195)	—		—
Morgan Stanley	56,185,663	(56,051,002)	—		134,661	(b)
Scotia Capital (USA), Inc.	21,574	(21,574)	—		—
State Street Bank & Trust Co.	153,872	(149,270)	—		4,602	(b)
UBS AG	1,340,339	(1,334,560)	—		5,779	(b)
Wells Fargo Bank N.A.	169,169	(168,504)	—		665	(b)

	$177,650,397	$(177,317,129)	$—		$333,268

MSCI EAFE Small-Cap
Barclays Bank PLC	$347,850	$(347,850)	$—		$—
Barclays Capital, Inc.	21,093,264	(21,093,264)	—		—
BMO Capital Markets Corp.	4,627,850	(122,247)	—		4,505,603	(b)
BNP Paribas SA	20,064,261	(20,064,261)	—		—
BofA Securities, Inc.	51,006,539	(51,006,539)	—		—
Citigroup Global Markets, Inc.	67,440,498	(67,440,498)	—		—
Credit Suisse Securities (USA) LLC	3,648,232	(3,648,232)	—		—
Deutsche Bank Securities, Inc.	1,906	(1,906)	—		—
Goldman Sachs & Co. LLC	80,189,139	(80,189,139)	—		—
HSBC Bank PLC	5,327,086	(5,327,086)	—		—
J.P. Morgan Securities LLC	44,356,591	(44,356,591)	—		—
Jefferies LLC	3,671,838	(3,513,915)	—		157,923	(b)
Macquarie Bank Ltd.	3,589,387	(3,589,387)	—		—
Morgan Stanley	114,217,633	(114,217,633)	—		—
Nomura Securities International, Inc.	6,059,895	(6,059,895)	—		—
Scotia Capital (USA), Inc.	326,313	(326,313)	—		—
SG Americas Securities LLC	1,839,749	(1,839,749)	—		—
State Street Bank & Trust Co.	2,773,491	(2,773,491)	—		—
UBS AG	13,115,937	(13,115,937)	—		—
UBS Securities LLC	10,661	(10,661)	—		—
Wells Fargo Securities LLC	782,775	(692,089)	—		90,686	(b)

	$444,490,895	$(439,736,683)	$—		$4,754,212

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Currency Hedged MSCI ACWI ex U.S.	0.38%
Currency Hedged MSCI EAFE	0.38
Currency Hedged MSCI EAFE Small-Cap	0.43

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $12 billion	0.4000%
Over $12 billion, up to and including $18 billion	0.3800
Over $18 billion, up to and including $24 billion	0.3610
Over $24 billion, up to and including $30 billion	0.3430
Over $30 billion	0.3259

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For ACWX, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Currency Hedged MSCI ACWI ex U.S.	$437,860
Currency Hedged MSCI EAFE	11,548,989
Currency Hedged MSCI EAFE Small-Cap	431,850

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI ACWI ex U.S.	$95,354
MSCI EAFE	572,825
MSCI EAFE Small-Cap	3,686,387

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI ex U.S.	$23,093,403	$25,079,987	$(17,491,180)
MSCI EAFE	312,034,125	330,054,787	(199,035,160)
MSCI EAFE Small-Cap	678,664,807	815,590,005	325,024,434

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI ACWI ex U.S.	$19,780,494	$6,551,050
Currency Hedged MSCI EAFE	712,749,358	234,145,056
Currency Hedged MSCI EAFE Small-Cap	22,705,126	7,059,766
MSCI ACWI ex U.S.	572,672,586	331,297,560
MSCI EAFE	3,050,056,449	2,862,550,833
MSCI EAFE Small-Cap	2,335,318,897	1,971,267,775

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI ACWI ex U.S.	$30,402,139	$18,717,710
Currency Hedged MSCI EAFE	1,514,179,459	540,455,671
Currency Hedged MSCI EAFE Small-Cap	26,811,043	4,805,432
MSCI ACWI ex U.S.	799,597,678	368,796,759
MSCI EAFE	44,898,024	348,630,106
MSCI EAFE Small-Cap	2,305,732,474	1,405,812,525

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to distributions paid in excess of taxable income, undistributed capital gains, certain deemed distributions, and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI ACWI ex U.S.	$2,242,223	$(2,242,223)
Currency Hedged MSCI EAFE	55,251,736	(55,251,736)
Currency Hedged MSCI EAFE Small-Cap	1,008,502	(1,008,502)
MSCI ACWI ex U.S.	107,459,842	(107,459,842)
MSCI EAFE	68,159,145	(68,159,145)
MSCI EAFE Small-Cap	219,851,532	(219,851,532)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$4,165,494	$2,023,586

Currency Hedged MSCI EAFE
Ordinary income	$141,979,136	$59,947,087

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$4,228,131	$1,269,822

MSCI ACWI ex U.S.
Ordinary income	$146,381,679	$80,474,155

MSCI EAFE
Ordinary income	$2,172,623,282	$1,290,595,029

MSCI EAFE Small-Cap
Ordinary income	$511,706,356	$215,301,526

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

Currency Hedged MSCI ACWI ex U.S.	$4,364,617	$5,942,388	$—	$(10,701,690)	$—	$(394,685)
Currency Hedged MSCI EAFE	141,958,527	216,755,699	—	(243,299,256)	—	115,414,970
Currency Hedged MSCI EAFE Small-Cap	5,646,005	7,955,572	—	(13,838,028)	—	(236,451)
MSCI ACWI ex U.S.	—	—	(484,653,672)	(219,668,450)	(1,391,275)	(705,713,397)
MSCI EAFE	—	—	(7,357,340,852)	150,884,859	(169,902,030)	(7,376,358,023)
MSCI EAFE Small-Cap	—	—	(369,112,567)	(1,647,984,932)	(91,250,648)	(2,108,348,147)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended July 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Currency Hedged MSCI ACWI ex U.S.	$2,730,331
Currency Hedged MSCI EAFE	87,806,992
Currency Hedged MSCI EAFE Small-Cap	1,576,716
MSCI EAFE Small-Cap	13,144,452

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI ACWI ex U.S.	$131,433,269	$1,038,469	$(11,759,565)	$(10,721,096)
Currency Hedged MSCI EAFE	3,915,424,532	39,443,437	(282,959,966)	(243,516,529)
Currency Hedged MSCI EAFE Small-Cap	121,808,358	873,376	(14,712,000)	(13,838,624)
MSCI ACWI ex U.S.	4,364,234,140	496,080,693	(713,086,529)	(217,005,836)
MSCI EAFE	47,519,192,813	10,813,558,953	(10,655,130,034)	158,428,919
MSCI EAFE Small-Cap	13,033,070,034	852,490,396	(2,499,861,463)	(1,647,371,067)

9.	LINE OF CREDIT

The iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares Currency Hedged MSCI EAFE ETF and iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Currency Hedged MSCI EAFE	$45,390,000	$248,712	1.85%
MSCI ACWI ex U.S.	347,000	5,704	1.10

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market

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Notes to Financial Statements  (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI ACWI ex U.S.
Shares sold	960,000	$30,429,750	1,100,000	$33,347,320
Shares redeemed	(630,000)	(18,911,246)	(100,000)	(2,631,294)

	330,000	$11,518,504	1,000,000	$30,716,026

Currency Hedged MSCI EAFE
Shares sold	45,450,000	$1,527,051,805	14,950,000	$474,171,183
Shares redeemed	(16,450,000)	(546,674,223)	(16,750,000)	(494,153,706)

	29,000,000	$980,377,582	(1,800,000)	$(19,982,523)

Currency Hedged MSCI EAFE Small-Cap
Shares sold	750,000	$26,965,344	1,030,000	$34,871,646
Shares redeemed	(140,000)	(4,836,336)	—	—

	610,000	$22,129,008	1,030,000	$34,871,646

MSCI ACWI ex U.S.
Shares sold	21,200,000	$1,143,730,242	13,000,000	$680,182,994
Shares redeemed	(8,200,000)	(445,104,333)	(3,400,000)	(182,006,599)

	13,000,000	$698,625,909	9,600,000	$498,176,395

MSCI EAFE
Shares sold	9,000,000	$641,126,982	4,200,000	$317,216,783
Shares redeemed	(4,800,000)	(351,150,585)	(29,400,000)	(1,916,814,719)

	4,200,000	$289,976,397	(25,200,000)	$(1,599,597,936)

MSCI EAFE Small-Cap
Shares sold	36,800,000	$2,756,004,483	49,800,000	$3,412,035,853
Shares redeemed	(22,400,000)	(1,418,171,844)	(30,000,000)	(2,133,648,027)

	14,400,000	$1,337,832,639	19,800,000	$1,278,387,826

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI EAFE ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statements of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of July 31, 2022, is $26,105,571 or $0.04 per share.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE Small-Cap ETFs is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares MSCI EAFE ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf

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Notes to Financial Statements  (continued)

of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI ACWI ex U.S.	$3,234,646
Currency Hedged MSCI EAFE	120,193,760
Currency Hedged MSCI EAFE Small-Cap	2,524,199
MSCI ACWI ex U.S.	122,480,966
MSCI EAFE	1,817,488,322
MSCI EAFE Small-Cap	321,488,116

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Currency Hedged MSCI ACWI ex U.S.	$80,282
Currency Hedged MSCI EAFE	11,687,560
Currency Hedged MSCI EAFE Small-Cap	102,986

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI ACWI ex U.S.	$3,742,501	$337,657
Currency Hedged MSCI EAFE	111,061,345	—
Currency Hedged MSCI EAFE Small-Cap	3,006,280	180,645
MSCI ACWI ex U.S.	153,316,238	12,811,410
MSCI EAFE	1,948,097,859	—
MSCI EAFE Small-Cap	400,083,277	23,190,637

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Currency Hedged MSCI ACWI ex U.S.	0.03%
Currency Hedged MSCI EAFE Small-Cap	0.05%
MSCI ACWI ex U.S.	0.07%
MSCI EAFE Small-Cap	0.15%

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Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Currency Hedged MSCI EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Currency Hedged MSCI ACWI ex U.S.	$1.028378	$—	$—	$1.028378	100%	—%	—%	100%
Currency Hedged MSCI EAFE	1.385546	—	—	1.385546	100	—	—	100
Currency Hedged MSCI EAFE Small-Cap	1.331419	—	—	1.331419	100	—	—	100
MSCI ACWI ex U.S.(a)	1.588662	—	0.152584	1.741246	91	—	9	100
MSCI EAFE(a)	2.739935	—	0.273008	3.012943	91	—	9	100
MSCI EAFE Small-Cap(a)	2.175093	—	0.403518	2.578611	84	—	16	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive (applicable to iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF only)

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI EAFE	$5,084,779	$2,377,467	$2,707,312	661	$622,387	$64,323
MSCI EAFE Small-Cap	1,360,383	636,068	724,315	661	166,514	17,209

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF only)

Each Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	129

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	131

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations (continued)

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	133

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI EAFE Growth ETF | EFG | Cboe BZX

•	iShares MSCI EAFE Value ETF | EFV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® MSCI EAFE Growth ETF

Investment Objective

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(18.92)%	4.44%	6.70%	(18.92)%	24.27%	91.24%
Fund Market	(18.82)	4.44	6.80	(18.82)	24.25	93.15
Index	(19.11)	4.56	6.92	(19.11)	24.97	95.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$877.10	$1.72		$1,000.00	$1,023.00	$1.86		0.37%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI EAFE Growth ETF

Portfolio Management Commentary

Growth-oriented stocks in developed markets outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Rising interest rates typically pressure high-valuation growth-oriented stocks by lowering the current value of future earnings. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. Inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks detracted the most from the Index’s performance, particularly in the industrials and information technology sectors. Several companies in these sectors posted strong earnings but nevertheless detracted from the Index’s return due primarily to the weakness of the Japanese yen relative to the U.S. dollar. The Japanese yen hit a 24-year low in July 2022 against the U.S. dollar, weakening returns from the country as the Bank of Japan continued its low interest rate policy while some other central banks raised interest rates. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions dampened exports and production. Lockdowns in China, Japan’s largest export market, idled factories and warehouses and slowed deliveries of goods.

European stocks, most notably in France, Germany, the Netherlands, and Switzerland, also detracted from the Index’s return. The decline of the euro, which reached parity with the U.S. dollar for the first time in 20 years, and a more modest weakening of the Swiss franc against the U.S. dollar devalued returns from the continent for U.S. investors. In addition, the war in Ukraine disrupted supply chains, clouded the outlook for economic growth, and contributed to record-high inflation across the Eurozone as commodities and oil prices soared. Late in the reporting period, the ECB and the Swiss central bank raised interest rates to fight growing inflation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	20.3%
Health Care	16.9
Consumer Discretionary	14.2
Information Technology	13.6
Consumer Staples	13.5
Financials	9.6
Materials	5.4
Communication Services	3.7
Real Estate	1.2
Other (each representing less than 1%)	1.6

(a)	Excludes money market funds

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	21.9%
Switzerland	14.5
France	13.6
United Kingdom	9.9
Australia	7.9
Netherlands	6.9
Germany	5.1
Denmark	4.8
Sweden	4.5
Hong Kong	3.1

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI EAFE Value ETF

Investment Objective

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(9.23)%	0.32%	4.31%	(9.23)%	1.63%	52.50%
Fund Market	(9.47)	0.28	4.34	(9.47)	1.40	52.95
Index	(9.89)	0.27	4.40	(9.89)	1.35	53.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$887.20	$1.68		$1,000.00	$1,023.00	$1.81		0.36%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI EAFE Value ETF

Portfolio Management Commentary

Value-oriented stocks in developed markets outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. Inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

German stocks detracted the most from the Index’s performance, particularly in the industrials, consumer discretionary, and materials sectors. The weakening euro, which reached parity with the U.S. dollar for the first time in 20 years, devalued returns from Germany for U.S. investors. In addition, the war in Ukraine disrupted supply chains, clouded the economic outlook, and contributed to record-high inflation across the Eurozone as commodities and energy prices soared. Some companies incurred significant costs related to exiting the Russian market, which weighed on earnings. The ECB raised interest rates in July 2022 for the first time in 11 years to fight growing inflation. Similar factors negatively impacted stocks across Europe. In France, the financials and consumer discretionary sectors detracted the most, and in Italy, utilities and financials stocks led the decline.

Japanese stocks also weighed on the Index’s return, most notably in the consumer discretionary sector. The Japanese yen hit a 24-year low in July 2022 against the U.S. dollar, weakening returns from the country as the Bank of Japan continued its low interest rate policy while other central banks raised interest rates. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions dampened exports and production. Lockdowns in China, Japan’s largest export market, idled factories and warehouses and slowed deliveries of goods.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	25.2%
Industrials	10.5
Health Care	9.8
Materials	9.4
Consumer Discretionary	8.7
Energy	8.7
Consumer Staples	8.2
Communication Services	6.1
Utilities	6.1
Real Estate	4.7
Information Technology	2.6

(a)	Excludes money market funds

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	22.9%
United Kingdom	20.2
Germany	10.1
Australia	9.6
France	8.6
Switzerland	6.7
Spain	3.3
Italy	3.1
Hong Kong	3.0
Sweden	2.2

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments July 31, 2022	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.9%
Ampol Ltd.	326,133	$7,726,580
APA Group	817,223	6,700,698
Aristocrat Leisure Ltd.	830,706	20,724,495
ASX Ltd.	274,883	17,085,287
Brambles Ltd.	1,980,499	15,940,445
Cochlear Ltd.	90,761	13,680,122
Coles Group Ltd.	1,841,472	24,252,806
Commonwealth Bank of Australia	1,176,102	83,523,707
Computershare Ltd.	750,396	13,257,237
CSL Ltd.	663,466	135,092,943
Domino’s Pizza Enterprises Ltd.	82,147	4,200,164
Endeavour Group Ltd./Australia	1,856,936	10,345,796
Evolution Mining Ltd.	2,549,904	4,710,382
Goodman Group	2,317,073	33,910,504
IDP Education Ltd.(a)	289,670	5,828,124
Macquarie Group Ltd.	330,371	42,281,993
Medibank Pvt Ltd.	1,913,200	4,600,351
Mineral Resources Ltd.	235,254	8,964,139
National Australia Bank Ltd.	4,450,002	96,104,505
Newcrest Mining Ltd.	1,227,976	16,548,519
Northern Star Resources Ltd.	1,599,921	8,792,572
Orica Ltd.	566,514	6,714,454
Qantas Airways Ltd.(b)	649,555	2,093,093
QBE Insurance Group Ltd.	1,023,834	8,278,439
Ramsay Health Care Ltd.	164,671	8,135,037
REA Group Ltd.	73,244	6,461,902
Reece Ltd.(a)	315,436	3,406,810
SEEK Ltd.	466,380	7,554,020
Sonic Healthcare Ltd.	629,188	15,151,800
Telstra Corp. Ltd.	1,996,355	5,456,057
Transurban Group	4,229,125	43,228,795
Treasury Wine Estates Ltd.	997,969	8,602,528
Washington H Soul Pattinson & Co. Ltd.	298,115	5,397,270
Wesfarmers Ltd.	1,562,459	51,194,769
WiseTech Global Ltd.	203,428	7,204,324
Woolworths Group Ltd.	1,669,781	43,930,405

		797,081,072

Austria — 0.1%
Verbund AG	94,095	10,347,203

Belgium — 0.8%
Anheuser-Busch InBev SA/NV	598,166	32,042,433
D’ieteren Group	34,508	5,663,663
Elia Group SA/NV	45,752	6,945,690
Groupe Bruxelles Lambert SA	91,546	8,103,201
Sofina SA	21,409	5,013,757
UCB SA	87,508	6,837,765
Umicore SA	287,999	10,432,005
Warehouses De Pauw CVA	206,095	7,006,034

		82,044,548

Denmark — 4.8%
AP Moller-Maersk A/S, Class A	2,751	7,369,860
Carlsberg A/S, Class B	48,693	6,298,045
Chr Hansen Holding A/S	145,885	9,548,583
Coloplast A/S, Class B	163,771	19,167,580
Demant A/S(b)	133,332	5,079,379
DSV A/S	264,443	44,558,884
Genmab A/S(b)	90,543	32,217,002

Security	Shares	Value

Denmark (continued)
GN Store Nord A/S	179,557	$6,252,911
Novo Nordisk A/S, Class B	2,319,120	270,116,610
Novozymes A/S, Class B	283,600	18,116,442
Orsted A/S(c)	91,496	10,651,656
Pandora A/S	131,382	9,760,593
Rockwool A/S, Class B	12,316	3,051,893
Tryg A/S	249,660	5,692,583
Vestas Wind Systems A/S	1,391,041	36,561,739

		484,443,760

Finland — 0.8%
Elisa OYJ	69,317	3,833,582
Kesko OYJ, Class B	377,671	9,340,999
Kone OYJ, Class B	162,420	7,422,827
Neste OYJ	582,857	29,971,255
Nokia OYJ	2,616,328	13,627,353
Orion OYJ, Class B	52,132	2,488,651
Stora Enso OYJ, Class R	760,744	11,765,429

		78,450,096

France — 13.5%
Accor SA(b)	153,738	3,989,333
Aeroports de Paris(b)	26,883	3,714,473
Air Liquide SA	720,248	99,021,401
Airbus SE	812,412	87,595,631
BioMerieux	57,420	6,214,988
Bureau Veritas SA	406,595	11,214,137
Capgemini SE	225,549	43,020,501
Cie. de Saint-Gobain	343,327	16,009,276
Dassault Aviation SA	34,759	4,971,323
Dassault Systemes SE	918,622	39,401,231
Edenred	344,173	17,666,572
Eiffage SA(a)	57,803	5,424,175
EssilorLuxottica SA	257,412	40,357,655
Eurofins Scientific SE	185,753	14,481,000
Getlink SE	601,833	12,045,281
Hermes International	43,604	59,822,238
Ipsen SA	52,368	5,297,397
Kering SA	103,198	59,079,922
La Francaise des Jeux SAEM(c)	143,370	5,120,893
Legrand SA	368,430	30,162,855
L’Oreal SA	331,837	125,453,407
LVMH Moet Hennessy Louis Vuitton SE	382,327	265,470,279
Pernod Ricard SA	288,459	56,666,138
Remy Cointreau SA	31,885	6,299,111
Safran SA	470,605	51,726,798
Sartorius Stedim Biotech	37,823	15,130,689
Schneider Electric SE	744,676	102,991,542
SEB SA	12,351	1,039,836
Sodexo SA	122,299	9,937,232
Teleperformance	80,915	27,058,051
Thales SA	147,084	18,291,309
Ubisoft Entertainment SA(b)	65,618	2,793,647
Valeo	186,604	4,008,258
Veolia Environnement SA	916,226	22,915,583
Vinci SA	735,818	70,534,587
Vivendi SE	996,161	9,456,887
Wendel SE	36,484	3,357,974
Worldline SA/France(b)(c)	328,968	14,520,031

		1,372,261,641

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 4.9%
adidas AG	238,064	$41,183,042
Bechtle AG	111,437	5,154,391
Beiersdorf AG	139,049	14,339,390
Brenntag SE	211,834	14,880,298
Carl Zeiss Meditec AG, Bearer	55,699	8,128,702
Delivery Hero SE(b)(c)	144,746	6,983,467
Deutsche Boerse AG	267,656	46,723,450
Deutsche Lufthansa AG, Registered(a)(b)	541,664	3,334,404
Deutsche Post AG, Registered	478,304	19,103,396
Deutsche Telekom AG, Registered	2,231,699	42,399,993
E.ON SE	1,086,637	9,767,889
GEA Group AG	212,403	7,928,491
HelloFresh SE(b)	228,741	6,322,339
Infineon Technologies AG	1,799,055	49,338,122
Knorr-Bremse AG	65,636	3,910,301
Merck KGaA	178,029	33,907,514
MTU Aero Engines AG	73,718	14,250,675
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	96,639	21,908,640
Nemetschek SE	80,167	5,366,905
Puma SE	145,947	9,854,890
QIAGEN NV(b)	318,358	15,955,075
Rational AG	7,082	4,936,474
Rheinmetall AG	59,657	10,939,726
SAP SE	503,290	46,943,221
Scout24 SE(c)	111,167	6,355,248
Siemens Healthineers AG(c)	389,399	19,954,217
Symrise AG	183,048	21,359,066
Zalando SE(b)(c)	307,998	8,671,104

		499,900,430

Hong Kong — 3.1%
AIA Group Ltd.	16,760,600	168,387,773
Budweiser Brewing Co. APAC Ltd.(c)	2,536,000	7,022,019
ESR Group Ltd.(b)(c)	2,969,800	7,722,745
Futu Holdings Ltd., ADR(b)	116,405	4,842,448
Galaxy Entertainment Group Ltd.	3,090,000	18,382,635
Hong Kong Exchanges & Clearing Ltd.	1,417,700	65,058,869
Sands China Ltd.(b)	3,758,800	8,816,416
SITC International Holdings Co. Ltd.	1,344,000	4,576,220
Techtronic Industries Co. Ltd.	1,981,500	21,987,954
WH Group Ltd.(c)	4,676,500	3,541,686
Xinyi Glass Holdings Ltd.(a)	1,114,000	2,197,179

		312,535,944

Ireland — 0.7%
Flutter Entertainment PLC, Class DI(b)	229,142	23,005,721
James Hardie Industries PLC	614,901	15,186,030
Kerry Group PLC, Class A	219,369	23,154,642
Kingspan Group PLC	212,908	13,781,125

		75,127,518

Israel — 0.7%
Azrieli Group Ltd.	20,945	1,678,887
Check Point Software Technologies Ltd.(a)(b)	142,396	17,742,542
Elbit Systems Ltd.	36,755	8,480,605
ICL Group Ltd.	979,026	8,921,293
Israel Discount Bank Ltd., Class A	603,290	3,430,222
Kornit Digital Ltd.(a)(b)	65,620	1,785,520
Mizrahi Tefahot Bank Ltd.	107,068	3,980,364
Nice Ltd.(b)	87,101	18,595,829
Tower Semiconductor Ltd.(b)	151,051	7,200,289

Security	Shares	Value

Israel (continued)
Wix.com Ltd.(a)(b)	39,816	$2,362,283

		74,177,834

Italy — 1.0%
Amplifon SpA	172,754	5,712,652
Atlantia SpA	240,572	5,559,772
DiaSorin SpA	34,924	4,855,918
Ferrari NV	173,603	36,866,721
FinecoBank Banca Fineco SpA	297,483	3,697,108
Infrastrutture Wireless Italiane SpA(c)	466,882	4,906,171
Moncler SpA	281,166	14,094,533
Nexi SpA(b)(c)	726,469	6,597,820
Prysmian SpA	352,545	11,209,836
Recordati Industria Chimica e Farmaceutica SpA	144,871	6,424,926
Telecom Italia SpA/Milano(a)(b)	9,103,120	2,019,613

		101,945,070

Japan — 21.9%
Advantest Corp.	261,700	15,565,126
Aeon Co. Ltd.	449,900	9,073,094
Ajinomoto Co. Inc.	642,200	16,900,121
ANA Holdings Inc.(b)	111,000	2,072,223
Asahi Intecc Co. Ltd.	298,200	5,516,707
Astellas Pharma Inc.	897,800	14,060,791
Azbil Corp.	157,900	4,753,286
Bandai Namco Holdings Inc.	274,900	21,475,848
Capcom Co. Ltd.	241,200	6,704,764
Chubu Electric Power Co. Inc.	312,100	3,329,299
Chugai Pharmaceutical Co. Ltd.	925,500	25,999,872
CyberAgent Inc.	587,500	5,862,309
Daifuku Co. Ltd.	140,400	8,952,820
Daiichi Sankyo Co. Ltd.	2,414,100	64,009,145
Daikin Industries Ltd.	343,900	60,312,573
Denso Corp.	594,500	32,516,214
Disco Corp.	38,800	9,479,992
East Japan Railway Co.	143,900	7,512,582
Eisai Co. Ltd.	347,300	15,904,545
FANUC Corp.	263,700	45,477,824
Fast Retailing Co. Ltd.	80,400	48,689,459
Fuji Electric Co. Ltd.	60,800	2,746,086
Fujitsu Ltd.	270,200	36,223,646
GLP J-Reit	2,949	3,878,389
GMO Payment Gateway Inc.	58,000	4,819,969
Hakuhodo DY Holdings Inc.	162,900	1,675,532
Hamamatsu Photonics KK	194,800	8,851,882
Hankyu Hanshin Holdings Inc.	315,800	9,160,324
Hikari Tsushin Inc.	8,500	936,600
Hirose Electric Co. Ltd.	27,600	3,965,166
Hitachi Construction Machinery Co. Ltd.	147,800	3,260,743
Hitachi Metals Ltd.(b)	193,600	2,976,959
Hoshizaki Corp.	76,600	2,285,132
Hoya Corp.	508,200	50,917,389
Ibiden Co. Ltd.	151,900	4,482,803
Isuzu Motors Ltd.	282,600	3,099,727
Ito En Ltd.	73,400	3,458,703
ITOCHU Corp.	1,061,300	30,894,083
Itochu Techno-Solutions Corp.	134,200	3,596,519
Japan Airlines Co. Ltd.(b)	65,600	1,136,403
Japan Exchange Group Inc.	753,700	11,984,381
JSR Corp.	163,800	4,536,923
Kakaku.com Inc.	182,500	3,574,562

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kao Corp.	229,600	$9,986,313
Keio Corp.	142,211	5,445,273
Keisei Electric Railway Co. Ltd.	192,000	5,264,031
Keyence Corp.	267,448	106,000,901
Kikkoman Corp.	200,800	11,906,378
Kintetsu Group Holdings Co. Ltd.	83,400	2,756,115
Kobayashi Pharmaceutical Co. Ltd.	73,500	4,896,562
Kobe Bussan Co. Ltd.	207,000	5,900,566
Koei Tecmo Holdings Co. Ltd.	81,850	2,857,411
Koito Manufacturing Co. Ltd.	144,200	4,740,098
Komatsu Ltd.	1,274,600	29,466,676
Konami Group Corp.	125,300	7,405,910
Kose Corp.	45,900	4,097,121
Kubota Corp.	492,400	8,175,484
Kurita Water Industries Ltd.	143,900	5,836,519
Kyowa Kirin Co. Ltd.	184,400	4,347,272
Lasertec Corp.	105,700	15,133,075
M3 Inc.	608,400	21,196,601
Makita Corp.	109,200	2,668,679
McDonald’s Holdings Co. Japan Ltd.	119,000	4,466,717
MINEBEA MITSUMI Inc.	499,400	8,983,269
MISUMI Group Inc.	389,900	9,700,049
Mitsubishi Heavy Industries Ltd.	440,500	16,356,849
Mitsui & Co. Ltd.	962,200	21,228,309
Mitsui Fudosan Co. Ltd.	1,254,300	28,032,869
MonotaRO Co. Ltd.	345,900	6,176,160
Murata Manufacturing Co. Ltd.	792,100	46,267,112
NEC Corp.	331,100	12,222,368
Nexon Co. Ltd.	679,500	15,426,078
Nidec Corp.	616,600	42,850,029
Nihon M&A Center Holdings Inc.	419,500	5,613,764
Nintendo Co. Ltd.	151,400	67,702,000
Nippon Paint Holdings Co. Ltd.	1,145,700	8,757,930
Nippon Prologis REIT Inc.	1,469	3,820,143
Nippon Sanso Holdings Corp.	237,800	4,009,945
Nippon Shinyaku Co. Ltd.	66,400	4,109,601
Nissan Chemical Corp.	176,400	9,019,884
Nissin Foods Holdings Co. Ltd.	86,300	6,250,370
Nitori Holdings Co. Ltd.	110,200	11,659,003
Nitto Denko Corp.	197,000	12,685,867
Nomura Research Institute Ltd.	463,170	13,915,618
NTT Data Corp.	870,100	13,168,963
Obic Co. Ltd.	95,400	15,251,563
Odakyu Electric Railway Co. Ltd.	406,400	5,828,757
Olympus Corp.	1,697,900	36,338,719
Omron Corp.	256,400	14,339,938
Ono Pharmaceutical Co. Ltd.	507,400	14,267,529
Open House Group Co. Ltd.	113,500	4,951,461
Oracle Corp. Japan	53,800	3,355,409
Oriental Land Co. Ltd./Japan	274,200	41,631,430
Otsuka Corp.	79,800	2,488,618
Otsuka Holdings Co. Ltd.	535,900	19,143,929
Pan Pacific International Holdings Corp.	524,300	8,163,597
Persol Holdings Co. Ltd.	242,900	5,028,462
Rakuten Group Inc.	606,200	3,005,259
Recruit Holdings Co. Ltd.	1,985,200	74,192,942
Renesas Electronics Corp.(b)	1,606,200	15,298,810
Rohm Co. Ltd.	120,000	8,905,273
SCSK Corp.	140,800	2,479,523
Secom Co. Ltd.	186,100	12,429,631

Security	Shares	Value

Japan (continued)
Sekisui Chemical Co. Ltd.	182,200	$2,563,456
SG Holdings Co. Ltd.	398,500	7,605,186
Shimadzu Corp.	325,400	11,577,383
Shimano Inc.	100,000	16,704,621
Shin-Etsu Chemical Co. Ltd.	517,500	66,288,765
Shionogi & Co. Ltd.	181,300	9,299,139
Shiseido Co. Ltd.	549,000	22,582,136
SMC Corp.	78,900	38,884,782
Sony Group Corp.	1,735,300	147,201,870
Square Enix Holdings Co. Ltd.	117,900	5,470,535
SUMCO Corp.	480,900	6,729,099
Sumitomo Metal Mining Co. Ltd.	223,000	7,011,968
Suntory Beverage & Food Ltd.	94,600	3,732,674
Sysmex Corp.	231,300	16,193,735
T&D Holdings Inc.	367,100	4,154,852
TDK Corp.	533,500	16,802,394
Terumo Corp.	886,500	30,268,293
TIS Inc.	312,700	8,866,334
Tobu Railway Co. Ltd.	260,400	6,183,167
Toho Co. Ltd./Tokyo	98,300	3,903,566
Tokio Marine Holdings Inc.	865,400	50,660,446
Tokyo Electric Power Co. Holdings Inc.(b)	742,900	2,923,582
Tokyo Electron Ltd.	205,700	70,800,591
Tokyu Corp.	732,600	8,982,831
Toshiba Corp.	535,000	21,703,625
TOTO Ltd.	96,100	3,273,344
Trend Micro Inc/Japan	91,400	5,311,638
Unicharm Corp.	555,400	20,117,831
USS Co. Ltd.	150,300	2,949,264
Welcia Holdings Co. Ltd.	127,400	2,845,467
Yakult Honsha Co. Ltd.	176,400	10,742,670
Yamaha Corp.	193,600	8,257,824
Yamaha Motor Co. Ltd.	143,800	2,777,803
Yamato Holdings Co. Ltd.	402,400	7,041,598
Yaskawa Electric Corp.	329,400	11,536,870
Yokogawa Electric Corp.	204,400	3,624,680
Z Holdings Corp.	2,391,000	8,450,364
ZOZO Inc.	172,200	3,719,810

		2,217,979,440

Netherlands — 6.9%
Adyen NV(b)(c)	29,813	53,626,784
Akzo Nobel NV	250,418	16,853,252
Argenx SE(b)	43,359	15,839,104
ASM International NV	64,243	19,733,628
ASML Holding NV	559,786	321,741,413
Davide Campari-Milano NV	723,608	8,033,395
Euronext NV(c)	124,291	10,127,052
Heineken Holding NV	49,108	3,880,453
Heineken NV	357,076	35,202,982
IMCD NV	78,801	12,619,892
JDE Peet’s NV	139,879	4,056,826
Just Eat Takeaway.com NV(b)(c)	88,681	1,625,457
Koninklijke DSM NV	240,697	38,547,397
Koninklijke Philips NV	610,208	12,629,017
OCI NV	146,343	5,080,537
Prosus NV, Class N	1,143,127	74,571,877
Universal Music Group NV	1,004,767	22,744,406
Wolters Kluwer NV	361,510	39,260,803

		696,174,275

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand — 0.3%
Auckland International Airport Ltd.(b)	1,730,946	$8,127,993
Fisher & Paykel Healthcare Corp. Ltd.	797,600	10,666,005
Xero Ltd.(b)	185,753	12,237,164

		31,031,162

Norway — 0.4%
Adevinta ASA(b)	406,921	3,094,372
Aker BP ASA	412,290	14,325,572
Kongsberg Gruppen ASA	124,298	4,580,223
Mowi ASA	570,007	13,152,962
Salmar ASA	81,691	5,851,421

		41,004,550

Portugal — 0.1%
Jeronimo Martins SGPS SA	391,726	9,067,260

Singapore — 1.4%
Capitaland Investment Ltd/Singapore	3,591,000	10,217,573
DBS Group Holdings Ltd.	1,248,500	28,488,706
Genting Singapore Ltd.	8,396,100	4,903,641
Grab Holdings Ltd., Class A(a)(b)	1,509,133	4,451,942
Sea Ltd., ADR(a)(b)	495,295	37,800,914
Singapore Airlines Ltd.(a)(b)	1,206,800	4,774,281
Singapore Exchange Ltd.	657,000	4,709,764
Singapore Technologies Engineering Ltd.	2,161,100	6,301,248
Singapore Telecommunications Ltd.	11,388,800	21,537,050
United Overseas Bank Ltd.	570,900	11,390,216
Venture Corp. Ltd.(a)	382,600	4,874,408

		139,449,743

Spain — 1.4%
Acciona SA	34,189	7,035,087
Aena SME SA(b)(c)	103,572	13,100,785
Amadeus IT Group SA(b)	402,034	23,442,684
Cellnex Telecom SA(c)	748,878	33,496,626
EDP Renovaveis SA	259,586	6,751,645
Ferrovial SA	432,744	11,588,072
Industria de Diseno Textil SA	1,503,161	36,507,203
Repsol SA	702,544	8,752,472
Siemens Gamesa Renewable Energy SA(b)	330,489	6,080,752

		146,755,326

Sweden — 4.5%
Alfa Laval AB	405,734	12,132,181
Assa Abloy AB, Class B	1,380,628	32,618,746
Atlas Copco AB, Class A	3,701,085	43,263,313
Atlas Copco AB, Class B	2,163,409	22,472,818
Embracer Group AB(a)(b)	884,890	6,743,325
Epiroc AB, Class A	909,700	16,085,028
Epiroc AB, Class B	539,678	8,572,019
EQT AB	448,985	12,186,932
Evolution AB(c)	251,750	24,427,499
Fastighets AB Balder, Class B(b)	875,520	5,592,887
Getinge AB, Class B	316,779	7,148,409
Hexagon AB, Class B	2,683,181	31,593,228
Holmen AB, Class B	84,968	3,491,499
Industrivarden AB, Class A	114,281	2,981,824
Industrivarden AB, Class C	135,372	3,492,631
Indutrade AB	373,288	8,773,595
Investment AB Latour, Class B	205,676	5,117,492
Investor AB, Class A	688,734	14,160,559
Investor AB, Class B	2,508,840	46,819,268
Kinnevik AB, Class B(b)	329,926	5,942,585

Security	Shares	Value

Sweden (continued)
L E Lundbergforetagen AB, Class B	37,323	$1,771,330
Lifco AB, Class B	323,291	6,293,181
Nibe Industrier AB, Class B	2,085,139	21,005,909
Sagax AB, Class B	263,721	6,796,642
Sandvik AB	1,470,834	27,101,851
Sinch AB(a)(b)(c)	778,326	1,973,354
Svenska Cellulosa AB SCA, Class B	413,659	6,047,520
Swedish Match AB	2,177,964	22,800,060
Swedish Orphan Biovitrum AB(b)	234,452	5,148,796
Telefonaktiebolaget LM Ericsson, Class B	4,022,358	30,595,034
Volvo AB, Class A	278,063	5,181,294
Volvo Car AB, Class B(a)(b)	825,930	6,149,690

		454,480,499

Switzerland — 14.5%
ABB Ltd., Registered	1,470,303	44,696,623
Alcon Inc.	688,134	54,158,954
Bachem Holding AG, Class A	43,279	2,918,453
Barry Callebaut AG, Registered	4,920	10,901,058
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,469	16,245,174
Chocoladefabriken Lindt & Spruengli AG, Registered	149	17,182,991
Cie. Financiere Richemont SA, Class A, Registered	719,486	86,753,823
Clariant AG, Registered	195,352	3,660,025
Credit Suisse Group AG, Registered	1,449,388	8,430,460
EMS-Chemie Holding AG, Registered	9,694	7,697,857
Geberit AG, Registered	49,244	25,935,665
Givaudan SA, Registered	12,726	44,484,454
Kuehne + Nagel International AG, Registered	74,894	20,170,551
Logitech International SA, Registered	238,831	13,437,149
Lonza Group AG, Registered	102,709	62,421,530
Nestle SA, Registered	3,876,705	475,002,089
Partners Group Holding AG	31,764	34,678,218
Roche Holding AG, Bearer	36,816	15,008,581
Roche Holding AG, NVS	967,569	321,237,278
Schindler Holding AG, Participation Certificates, NVS	28,232	5,518,193
Schindler Holding AG, Registered	21,228	4,030,916
SGS SA, Registered	4,385	10,701,450
Siemens Energy AG(b)	297,798	4,948,654
Sika AG, Registered	199,851	49,380,675
Sonova Holding AG, Registered	73,970	26,642,645
STMicroelectronics NV	941,406	35,626,121
Straumann Holding AG	153,217	20,722,674
Swiss Re AG	207,992	15,607,054
Temenos AG, Registered	87,990	6,983,987
VAT Group AG(c)	37,319	10,866,224
Vifor Pharma AG(b)	59,522	10,399,232

		1,466,448,758

United Kingdom — 9.9%
Ashtead Group PLC	611,996	34,449,076
Associated British Foods PLC	490,162	10,011,738
AstraZeneca PLC	1,066,866	140,336,842
Auto Trader Group PLC(c)	1,301,437	10,033,446
AVEVA Group PLC	166,090	4,805,067
Barclays PLC	8,020,958	15,364,647
Bunzl PLC	464,215	17,422,291
Burberry Group PLC	550,026	12,091,529
CNH Industrial NV	1,411,191	18,179,890
Coca-Cola Europacific Partners PLC	283,549	15,345,672
Compass Group PLC	2,457,110	57,585,896

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Croda International PLC	192,239	$17,580,256
Diageo PLC	3,188,601	151,049,949
Entain PLC(b)	807,129	11,876,945
Experian PLC	1,269,050	44,432,300
Ferguson PLC	301,854	37,972,838
Halma PLC	523,305	14,737,774
Hikma Pharmaceuticals PLC	239,091	5,053,666
Informa PLC(b)	2,059,518	14,978,140
InterContinental Hotels Group PLC	253,690	15,037,496
Intertek Group PLC	222,031	11,866,491
JD Sports Fashion PLC	3,551,395	5,640,900
London Stock Exchange Group PLC	458,527	44,748,878
Melrose Industries PLC	6,020,871	11,851,838
Next PLC	182,145	15,163,897
NMC Health PLC, NVS(d)	50,450	1
Ocado Group PLC(a)(b)	396,817	4,079,379
Prudential PLC	3,787,767	46,719,780
Reckitt Benckiser Group PLC	491,740	39,887,359
RELX PLC	2,664,286	78,888,018
Rentokil Initial PLC	2,560,498	16,906,861
Rolls-Royce Holdings PLC(b)	11,523,029	12,593,966
Sage Group PLC (The)	911,099	7,851,954
Segro PLC	1,076,273	14,398,358
Severn Trent PLC	223,849	8,047,780
Smith & Nephew PLC	423,916	5,435,092
Spirax-Sarco Engineering PLC	101,284	14,778,240
Tesco PLC	3,678,595	11,797,753
Whitbread PLC	139,066	4,426,446

		1,003,428,449

Total Common Stocks — 99.6% (Cost: $10,010,508,784)		10,094,134,578

Preferred Stocks

Germany — 0.2%
Sartorius AG, Preference Shares, NVS	33,638	15,046,252

Total Preferred Stocks — 0.2% (Cost: $10,287,829)		15,046,252

Total Long-Term Investments — 99.8% (Cost: $10,020,796,613)		10,109,180,830

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	30,383,933	$30,380,895
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	2,190,000	2,190,000

Total Short-Term Securities — 0.3% (Cost: $32,565,899)		32,570,895

Total Investments in Securities — 100.1% (Cost: $10,053,362,512)		10,141,751,725

Liabilities in Excess of Other Assets — (0.1)%		(6,133,786)

Net Assets — 100.0%		$10,135,617,939

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,848,791	$20,560,457	(a)	$—		$(27,633)	$(720)	$30,380,895	30,383,933	$247,861	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,140,000	—		(950,000	)(a)	—	—	2,190,000	2,190,000	10,711		—

						$(27,633)	$(720)	$32,570,895		$258,572		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	68	09/08/22	$ 9,881	$3,986
Euro STOXX 50 Index	281	09/16/22	10,607	647,581
FTSE 100 Index	63	09/16/22	5,656	150,473

				$802,040

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ —	$ —	$802,040	$ —	$ —	$ —	$802,040

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$ —	$ —	$(1,261,118)	$ —	$ —	$ —	$(1,261,118)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$1,059,818	$ —	$ —	$ —	$1,059,818

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$38,713,496

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$94,730,553	$9,999,404,024	$1	$10,094,134,578
Preferred Stocks	—	15,046,252	—	15,046,252
Money Market Funds	32,570,895	—	—	32,570,895

	$127,301,448	$10,014,450,276	$1	$10,141,751,725

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$802,040	$—	$802,040

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.6%
APA Group	1,197,144	$9,815,804
Aurizon Holdings Ltd.	3,734,684	10,570,259
Australia & New Zealand Banking Group Ltd.	5,704,460	92,191,265
Australia & New Zealand Banking Group Ltd., New	383,614	6,137,914
BHP Group Ltd.	10,212,034	279,455,945
BlueScope Steel Ltd.	993,651	11,671,801
Commonwealth Bank of Australia	1,721,078	122,226,487
Dexus	2,176,227	14,624,255
Fortescue Metals Group Ltd.	3,410,295	43,885,578
Glencore PLC	19,948,658	113,062,988
GPT Group (The)	3,847,247	12,377,361
Insurance Australia Group Ltd.	4,984,070	15,682,693
Lendlease Corp. Ltd.	1,383,312	10,021,594
Lottery Corp. Ltd. (The)(a)	4,502,166	14,281,316
Macquarie Group Ltd.	257,980	33,017,149
Medibank Pvt Ltd.	2,816,896	6,773,317
Mirvac Group	7,918,644	11,996,635
Origin Energy Ltd.	3,666,053	15,391,424
Qantas Airways Ltd.(a)	944,152	3,042,388
QBE Insurance Group Ltd.	1,498,345	12,115,203
Ramsay Health Care Ltd.	128,674	6,356,722
Rio Tinto Ltd.	748,761	51,877,567
Rio Tinto PLC	2,261,550	136,528,590
Santos Ltd.	6,489,601	33,735,411
Scentre Group	10,479,523	21,475,082
South32 Ltd.	9,340,957	25,459,844
Stockland	4,794,769	12,992,321
Suncorp Group Ltd.	2,549,322	20,132,731
Telstra Corp. Ltd.	5,368,629	14,672,512
Vicinity Centres	7,771,847	11,371,727
Westpac Banking Corp.	7,062,403	106,946,967
Woodside Energy Group Ltd.	3,801,111	85,830,906

		1,365,721,756

Austria — 0.2%
Erste Group Bank AG	694,214	17,600,182
OMV AG	301,467	12,839,456
voestalpine AG	239,246	5,387,013

		35,826,651

Belgium — 0.8%
Ageas SA/NV	328,387	14,332,547
Anheuser-Busch InBev SA/NV	872,550	46,740,578
Groupe Bruxelles Lambert SA	72,599	6,426,106
KBC Group NV	504,470	26,422,606
Proximus SADP	304,969	4,225,954
Solvay SA	151,731	13,326,977
UCB SA	128,115	10,010,746

		121,485,514

Denmark — 0.8%
AP Moller - Maersk A/S, Class A	2,182	5,845,523
AP Moller - Maersk A/S, Class B, NVS	10,737	29,315,587
Carlsberg A/S, Class B	131,995	17,072,483
Danske Bank A/S	1,393,493	19,487,021
Orsted A/S(b)	254,511	29,629,313
Tryg A/S	362,248	8,259,741

		109,609,668

Finland — 1.7%
Elisa OYJ	185,674	10,268,715

Security	Shares	Value

Finland (continued)
Fortum OYJ	924,605	$10,378,035
Kone OYJ, Class B	445,969	20,381,422
Nokia OYJ	7,094,476	36,952,145
Nordea Bank Abp	6,674,655	65,811,867
Orion OYJ, Class B	142,563	6,805,600
Sampo OYJ, Class A	1,001,985	43,288,489
UPM-Kymmene OYJ	1,076,498	34,113,962
Wartsila OYJ Abp	950,638	8,352,811

		236,353,046

France — 8.5%
Accor SA(a)	122,747	3,185,150
Aeroports de Paris(a)	21,556	2,978,432
Alstom SA	641,288	15,240,653
Amundi SA(b)	124,600	6,765,133
ArcelorMittal SA	1,229,429	30,334,849
Arkema SA	120,425	11,408,528
AXA SA	3,907,709	90,043,420
BNP Paribas SA	2,240,879	105,875,458
Bollore SE	1,796,901	9,072,300
Bouygues SA	460,933	13,933,881
Carrefour SA	1,246,880	21,249,383
Cie Generale des Etablissements Michelin SCA	1,370,060	38,340,532
Cie. de Saint-Gobain	499,989	23,314,396
Covivio	94,928	6,003,586
Credit Agricole SA(c)	2,512,458	23,149,359
Danone SA	1,317,782	72,661,386
Eiffage SA	83,628	7,847,566
Electricite de France SA(c)	1,144,059	13,893,737
Engie SA	3,683,972	45,579,346
EssilorLuxottica SA	202,183	31,698,723
Eurazeo SE	87,484	6,248,764
Gecina SA	92,260	9,459,473
Klepierre SA	432,048	9,600,126
Orange SA	4,007,974	40,955,207
Publicis Groupe SA	458,235	24,385,132
Renault SA(a)	389,771	11,523,336
Sanofi	2,294,033	227,966,135
SEB SA	33,425	2,814,065
Societe Generale SA	1,606,315	35,991,721
TotalEnergies SE	5,001,336	255,455,008
Ubisoft Entertainment SA(a)	96,319	4,100,724
Unibail-Rodamco-Westfield(a)	238,592	13,548,384
Valeo	144,743	3,109,083

		1,217,732,976

Germany — 9.3%
Allianz SE, Registered	823,952	149,634,698
Aroundtown SA(c)	2,005,686	6,432,304
BASF SE	1,852,720	82,566,789
Bayer AG, Registered	1,981,758	115,596,413
Bayerische Motoren Werke AG	666,460	54,458,663
Commerzbank AG(a)	2,150,761	14,735,139
Continental AG	222,366	15,841,610
Covestro AG(b)	390,951	13,184,971
Daimler Truck Holding AG(a)	909,271	24,845,790
Delivery Hero SE(a)(b)	117,387	5,663,495
Deutsche Bank AG, Registered	4,174,100	36,510,651
Deutsche Lufthansa AG, Registered(a)(c)	430,057	2,647,367
Deutsche Post AG, Registered	1,299,602	51,905,925
Deutsche Telekom AG, Registered	3,255,906	61,858,876

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
E.ON SE	2,943,169	$26,456,440
Evonik Industries AG	421,097	8,981,867
Fresenius Medical Care AG & Co. KGaA	413,959	15,346,898
Fresenius SE & Co. KGaA	844,766	21,616,680
Hannover Rueck SE	121,802	17,277,251
HeidelbergCement AG	296,564	15,106,080
Henkel AG & Co. KGaA	210,314	13,261,306
KION Group AG	147,503	6,727,997
Knorr-Bremse AG	52,471	3,125,989
LEG Immobilien SE	147,397	13,390,317
Mercedes-Benz Group AG	1,618,536	95,451,512
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	141,552	32,090,687
RWE AG	1,295,771	53,305,356
SAP SE	1,369,179	127,707,032
Siemens AG, Registered	1,543,189	172,133,414
Telefonica Deutschland Holding AG	2,090,260	5,557,226
Uniper SE(c)	186,678	1,247,270
United Internet AG, Registered	194,712	5,128,942
Volkswagen AG	59,269	11,739,269
Vonovia SE	1,409,768	46,973,177

		1,328,507,401

Hong Kong — 2.9%
BOC Hong Kong Holdings Ltd.	7,436,000	26,898,352
Chow Tai Fook Jewellery Group Ltd.(c)	4,020,000	7,950,585
CK Asset Holdings Ltd.	4,026,500	28,506,521
CK Hutchison Holdings Ltd.	5,418,000	35,939,093
CK Infrastructure Holdings Ltd.	1,282,000	8,039,132
CLP Holdings Ltd.	3,323,500	28,181,849
Hang Lung Properties Ltd.	4,059,088	7,405,783
Hang Seng Bank Ltd.(c)	1,535,800	24,773,399
Henderson Land Development Co. Ltd.	2,919,794	10,164,228
HK Electric Investments & HK Electric Investments Ltd., Class SS	5,420,500	4,902,680
HKT Trust & HKT Ltd., Class SS	7,613,000	10,666,690
Hong Kong & China Gas Co. Ltd.(c)	23,184,650	24,486,055
Hongkong Land Holdings Ltd.	2,296,200	11,935,785
Jardine Matheson Holdings Ltd.	430,300	22,726,645
Link REIT	4,240,400	35,510,505
MTR Corp. Ltd.	3,131,000	16,580,224
New World Development Co. Ltd.	3,035,250	10,149,563
Power Assets Holdings Ltd.	2,804,000	18,359,876
Sino Land Co. Ltd.	6,952,000	10,329,539
SITC International Holdings Co. Ltd.	969,000	3,299,373
Sun Hung Kai Properties Ltd.	2,924,500	34,910,138
Swire Pacific Ltd., Class A	1,006,000	5,729,291
Swire Properties Ltd.	2,350,800	5,601,321
WH Group Ltd.(b)	10,892,500	8,249,292
Wharf Real Estate Investment Co. Ltd.	3,377,419	15,033,592
Xinyi Glass Holdings Ltd.	2,406,000	4,745,433

		421,074,944

Ireland — 0.5%
CRH PLC	1,545,175	59,294,763
Smurfit Kappa Group PLC	503,812	18,261,874

		77,556,637

Israel — 0.8%
Azrieli Group Ltd.	56,840	4,556,121
Bank Hapoalim BM	2,606,346	24,291,155
Bank Leumi Le-Israel BM	3,107,140	30,212,614

Security	Shares	Value

Israel (continued)
CyberArk Software Ltd.(a)(c)	80,546	$10,481,451
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	1,617,543	9,197,121
Mizrahi Tefahot Bank Ltd.	159,332	5,923,333
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	2,228,822	20,906,350
Wix.com Ltd.(a)(c)	56,502	3,352,264
ZIM Integrated Shipping Services Ltd.	170,536	8,496,103

		117,416,515

Italy — 3.1%
Assicurazioni Generali SpA	2,229,136	33,324,791
Atlantia SpA	651,084	15,046,965
Enel SpA	16,406,030	82,707,132
Eni SpA	5,090,980	61,196,527
FinecoBank Banca Fineco SpA	796,140	9,894,399
Intesa Sanpaolo SpA	33,244,387	59,035,658
Mediobanca Banca di Credito Finanziario SpA	1,226,408	10,518,546
Poste Italiane SpA(b)	1,059,721	8,901,989
Snam SpA	4,177,854	20,962,517
Stellantis NV	4,406,285	63,275,363
Telecom Italia SpA/Milano(a)(c)	6,989,946	1,550,785
Tenaris SA	955,987	13,378,114
Terna - Rete Elettrica Nazionale	2,838,768	21,733,050
UniCredit SpA	4,265,575	42,185,198

		443,711,034

Japan — 22.8%
Aeon Co. Ltd.	662,400	13,358,563
AGC Inc.	391,400	14,267,792
Aisin Corp.	296,200	8,796,720
ANA Holdings Inc.(a)	160,600	2,998,189
Asahi Group Holdings Ltd.	921,100	32,023,276
Asahi Kasei Corp.	2,534,800	20,335,190
Astellas Pharma Inc.	2,440,300	38,218,477
Bridgestone Corp.	1,152,200	44,942,545
Brother Industries Ltd.	480,000	8,991,087
Canon Inc.	2,018,100	47,743,844
Central Japan Railway Co.	289,900	33,946,384
Chiba Bank Ltd. (The)	1,066,900	5,917,940
Chubu Electric Power Co. Inc.	851,200	9,080,100
Concordia Financial Group Ltd.	2,189,100	7,447,313
Dai Nippon Printing Co. Ltd.	446,400	9,850,855
Dai-ichi Life Holdings Inc.	2,024,400	35,214,190
Daito Trust Construction Co. Ltd.	124,800	11,831,359
Daiwa House Industry Co. Ltd.	1,204,800	29,768,282
Daiwa House REIT Investment Corp.	4,430	10,662,103
Daiwa Securities Group Inc.	2,754,800	12,716,776
Dentsu Group Inc.	437,800	15,293,034
East Japan Railway Co.	396,900	20,720,944
ENEOS Holdings Inc.	6,167,050	23,856,629
Fuji Electric Co. Ltd.	165,700	7,483,987
FUJIFILM Holdings Corp.	725,700	41,453,451
GLP J-Reit	4,288	5,639,380
Hakuhodo DY Holdings Inc.	239,000	2,458,270
Hikari Tsushin Inc.	27,600	3,041,194
Hirose Electric Co. Ltd.	22,190	3,187,936
Hitachi Ltd.	1,953,600	98,906,949
Hitachi Metals Ltd.(a)	153,500	2,360,347
Honda Motor Co. Ltd.	3,288,600	84,277,536
Hoshizaki Corp.	109,400	3,263,622
Hulic Co. Ltd.	772,700	6,197,123

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Idemitsu Kosan Co. Ltd.	423,183	$11,004,790
Iida Group Holdings Co. Ltd.	294,900	4,828,224
Inpex Corp.	2,090,200	23,957,397
Isuzu Motors Ltd.	771,000	8,456,791
ITOCHU Corp.	835,800	24,329,855
Japan Airlines Co. Ltd.(a)	191,400	3,315,662
Japan Metropolitan Fund Invest	14,050	11,449,216
Japan Post Bank Co. Ltd.(c)	829,400	6,634,917
Japan Post Holdings Co. Ltd.	4,937,700	35,550,606
Japan Post Insurance Co. Ltd.	401,500	6,491,393
Japan Real Estate Investment Corp.	2,527	12,202,785
Japan Tobacco Inc.	2,420,900	43,468,740
JFE Holdings Inc.	997,400	11,245,533
JSR Corp.	127,400	3,528,718
Kajima Corp.	849,900	9,702,205
Kansai Electric Power Co. Inc. (The)	1,426,000	14,457,826
Kao Corp.	620,500	26,988,271
KDDI Corp.	3,254,400	104,343,608
Kintetsu Group Holdings Co. Ltd.	224,200	7,409,124
Kirin Holdings Co. Ltd.	1,659,300	27,292,747
Kubota Corp.	1,339,300	22,236,852
Kyocera Corp.	646,800	35,954,879
Kyowa Kirin Co. Ltd.	275,500	6,494,975
Lixil Corp.	599,000	12,396,446
Makita Corp.	292,700	7,153,135
Marubeni Corp.	3,144,100	29,247,255
Mazda Motor Corp.	1,154,900	9,735,311
MEIJI Holdings Co. Ltd.	230,100	12,013,522
Mitsubishi Chemical Group Corp.	2,590,100	14,565,496
Mitsubishi Corp.	2,547,100	75,697,970
Mitsubishi Electric Corp.	3,892,500	41,082,327
Mitsubishi Estate Co. Ltd.	2,385,500	35,428,509
Mitsubishi HC Capital Inc.	1,327,500	6,432,933
Mitsubishi UFJ Financial Group Inc.	24,111,400	135,855,484
Mitsui & Co. Ltd.	1,407,900	31,061,460
Mitsui Chemicals Inc.	370,200	7,797,979
Mitsui OSK Lines Ltd.	695,300	19,065,754
Mizuho Financial Group Inc.	4,865,620	58,029,201
MS&AD Insurance Group Holdings Inc.	898,408	29,136,573
NGK Insulators Ltd.	478,000	6,991,335
Nippon Building Fund Inc.	3,097	16,428,801
Nippon Express Holdings Inc.	154,800	9,250,136
Nippon Prologis REIT Inc.	2,147	5,583,286
Nippon Steel Corp.	1,623,800	24,162,516
Nippon Telegraph & Telephone Corp.	2,411,200	68,876,696
Nippon Yusen KK	324,600	25,497,756
Nissan Motor Co. Ltd.	4,690,800	17,838,460
Nisshin Seifun Group Inc.	405,830	4,995,541
Nomura Holdings Inc.	5,874,600	22,414,603
Nomura Real Estate Holdings Inc.	238,400	5,783,432
Nomura Real Estate Master Fund Inc.	8,528	10,683,795
Obayashi Corp.	1,305,900	9,604,158
Oji Holdings Corp.	1,633,000	6,808,229
ORIX Corp.	2,407,700	42,909,594
Osaka Gas Co. Ltd.	759,200	13,648,971
Otsuka Corp.	115,300	3,595,709
Panasonic Holdings Corp.	4,453,400	36,767,873
Rakuten Group Inc.	885,600	4,390,395
Resona Holdings Inc.	4,367,900	16,974,738
Ricoh Co. Ltd.	1,152,900	9,272,844

Security	Shares	Value

Japan (continued)
SBI Holdings Inc/Japan	501,500	$10,174,145
SCSK Corp.	110,600	1,947,693
Secom Co. Ltd.	147,700	9,864,893
Seiko Epson Corp.	568,000	8,532,879
Sekisui Chemical Co. Ltd.	493,500	6,943,279
Sekisui House Ltd.	1,238,700	21,939,106
Seven & i Holdings Co. Ltd.	1,519,800	61,947,363
Sharp Corp./Japan	492,200	3,961,718
Shimizu Corp.	1,109,200	6,287,657
Shionogi & Co. Ltd.	268,000	13,746,107
Shizuoka Bank Ltd. (The)	897,700	5,432,357
SoftBank Corp.	5,793,400	66,984,748
SoftBank Group Corp.	2,433,300	102,215,084
Sompo Holdings Inc.	631,100	28,166,754
Subaru Corp.	1,237,100	21,526,659
Sumitomo Chemical Co. Ltd.	2,994,400	11,767,782
Sumitomo Corp.	2,271,200	31,932,963
Sumitomo Electric Industries Ltd.	1,446,300	16,124,491
Sumitomo Metal Mining Co. Ltd.	177,100	5,568,697
Sumitomo Mitsui Financial Group Inc.	2,633,500	82,618,400
Sumitomo Mitsui Trust Holdings Inc.	682,005	22,403,350
Sumitomo Realty & Development Co. Ltd.	625,800	17,280,254
Suntory Beverage & Food Ltd.	139,800	5,516,150
Suzuki Motor Corp.	743,400	24,368,154
T&D Holdings Inc.	532,700	6,029,119
Taisei Corp.	383,600	12,239,450
Takeda Pharmaceutical Co. Ltd.	3,031,800	88,953,593
Toho Co. Ltd./Tokyo	80,100	3,180,831
Tokyo Electric Power Co. Holdings Inc.(a)	2,047,300	8,056,871
Tokyo Gas Co. Ltd.	802,700	15,765,756
Toppan Inc.	527,200	8,970,546
Toray Industries Inc.	2,787,600	15,268,625
Tosoh Corp.	522,700	6,813,498
TOTO Ltd.	142,300	4,847,002
Toyota Industries Corp.	296,400	18,047,633
Toyota Motor Corp.	21,392,780	347,226,722
Toyota Tsusho Corp.	429,800	14,668,833
Trend Micro Inc/Japan	134,500	7,816,360
USS Co. Ltd.	220,400	4,324,803
West Japan Railway Co.	442,800	16,264,361
Yamaha Motor Co. Ltd.	394,600	7,622,539
Yokogawa Electric Corp.	164,500	2,917,123
Z Holdings Corp.	1,870,800	6,611,853

		3,247,650,925

Malta — 0.0%
BGP Holdings PLC, NVS(a)(d)	2,256,851	23

Netherlands — 2.1%
ABN AMRO Bank NV, CVA(b)	858,977	8,759,756
Aegon NV	3,619,768	15,898,761
AerCap Holdings NV(a)(c)	275,692	12,367,543
Argenx SE(a)	34,050	12,438,513
EXOR NV	219,527	15,439,866
Heineken Holding NV	133,077	10,515,579
ING Groep NV	7,875,032	76,496,675
Just Eat Takeaway.com NV(a)(b)	243,235	4,458,316
Koninklijke Ahold Delhaize NV	2,109,318	58,087,927
Koninklijke KPN NV	6,638,120	21,899,094
Koninklijke Philips NV	892,670	18,474,921
NN Group NV	574,900	26,975,684

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Randstad NV	244,926	$12,379,290

		294,191,925

New Zealand — 0.2%
Mercury NZ Ltd.	1,394,052	5,332,132
Meridian Energy Ltd.	2,620,831	8,224,808
Spark New Zealand Ltd.	3,754,622	12,073,268

		25,630,208

Norway — 1.3%
DNB Bank ASA	1,874,290	36,971,810
Equinor ASA	1,971,342	75,904,322
Gjensidige Forsikring ASA	409,236	8,559,478
Norsk Hydro ASA	2,717,344	18,410,632
Orkla ASA	1,520,491	13,125,290
Telenor ASA	1,405,455	17,068,053
Yara International ASA	338,949	14,445,107

		184,484,692

Portugal — 0.3%
EDP - Energias de Portugal SA	5,677,587	28,722,360
Galp Energia SGPS SA	1,015,277	10,716,837

		39,439,197

Singapore — 1.5%
Ascendas Real Estate Investment Trust	6,884,200	14,817,954
CapitaLand Integrated Commercial Trust	10,884,904	17,195,099
City Developments Ltd.	839,300	4,715,384
DBS Group Holdings Ltd.	1,829,300	41,741,601
Keppel Corp. Ltd.	2,983,700	14,907,111
Mapletree Commercial Trust	4,648,100	6,402,628
Mapletree Logistics Trust(c)	6,673,300	8,517,085
Oversea-Chinese Banking Corp. Ltd.(c)	6,830,500	57,886,421
Singapore Airlines Ltd.(a)(c)	962,600	3,808,190
Singapore Exchange Ltd.	260,500	1,867,418
United Overseas Bank Ltd.	1,547,700	30,878,679
UOL Group Ltd.	970,100	5,241,332
Wilmar International Ltd.	3,936,400	11,470,300

		219,449,202

Spain — 3.3%
ACS Actividades de Construccion y Servicios SA	477,973	11,489,350
Amadeus IT Group SA(a)	334,555	19,507,969
Banco Bilbao Vizcaya Argentaria SA	13,604,347	61,650,401
Banco Santander SA	35,233,520	88,149,699
CaixaBank SA	8,962,243	26,911,232
EDP Renovaveis SA	206,192	5,362,906
Enagas SA	186,158	3,674,509
Endesa SA	702,226	12,871,395
Ferrovial SA	382,193	10,234,411
Grifols SA(c)	665,951	9,717,306
Iberdrola SA	11,797,891	125,983,465
Iberdrola SA, NVS	333,436	3,554,424
Naturgy Energy Group SA(c)	335,246	9,833,465
Red Electrica Corp. SA	389,421	7,656,166
Repsol SA	1,908,384	23,775,133
Telefonica SA	11,195,637	49,973,860

		470,345,691

Sweden — 2.2%
Boliden AB	552,416	18,461,117
Electrolux AB, Class B	461,297	6,653,665
Essity AB, Class B	1,228,268	31,265,655
H & M Hennes & Mauritz AB, Class B	1,475,284	18,875,577

Security	Shares	Value

Sweden (continued)
Holmen AB, Class B	67,921	$2,791,005
Husqvarna AB, Class B	841,224	6,704,330
Industrivarden AB, Class A	95,959	2,503,766
Industrivarden AB, Class C	108,133	2,789,858
L E Lundbergforetagen AB, Class B	100,988	4,792,838
Securitas AB, Class B	640,498	6,476,919
Skandinaviska Enskilda Banken AB, Class A	3,279,443	35,527,606
Skanska AB, Class B	683,321	11,657,424
SKF AB, Class B	776,532	13,068,597
Svenska Cellulosa AB SCA, Class B	615,042	8,991,654
Svenska Handelsbanken AB, Class A	2,930,089	26,347,099
Swedbank AB, Class A	1,819,234	25,196,672
Tele2 AB, Class B	1,161,076	13,263,707
Telia Co. AB	5,365,367	19,821,526
Volvo AB, Class B	3,031,742	54,431,964

		309,620,979

Switzerland — 6.7%
ABB Ltd., Registered	1,159,473	35,247,515
Adecco Group AG, Registered	324,698	11,438,138
Baloise Holding AG, Registered	92,717	14,772,513
Clariant AG, Registered	155,785	2,918,716
Coca-Cola HBC AG, Class DI	411,170	10,119,555
Credit Suisse Group AG, Registered	3,511,798	20,426,603
Holcim AG	1,114,132	52,240,139
Julius Baer Group Ltd.	446,937	23,111,132
Novartis AG, Registered	4,419,821	379,793,582
Schindler Holding AG, Participation Certificates, NVS	40,999	8,013,616
Schindler Holding AG, Registered	17,070	3,241,367
SGS SA, Registered	6,444	15,726,372
Siemens Energy AG(a)	443,624	7,371,916
Swatch Group AG (The), Bearer	59,316	15,790,916
Swatch Group AG (The), Registered	107,966	5,391,681
Swiss Life Holding AG, Registered	63,594	33,688,048
Swiss Prime Site AG, Registered	155,475	14,158,111
Swiss Re AG	303,225	22,753,033
Swisscom AG, Registered	52,076	28,154,229
UBS Group AG, Registered	7,095,111	115,936,402
Zurich Insurance Group AG	303,519	132,494,641

		952,788,225

United Kingdom — 20.1%
3i Group PLC	1,976,132	30,704,640
abrdn PLC	4,057,996	8,227,272
Admiral Group PLC	364,738	8,524,503
Anglo American PLC	2,564,283	92,685,621
Antofagasta PLC	799,069	11,369,698
AstraZeneca PLC	1,562,840	205,577,860
Aviva PLC	5,707,380	27,639,834
BAE Systems PLC	6,347,396	59,657,513
Barclays PLC	21,972,090	42,088,914
Barratt Developments PLC	2,071,485	12,701,715
Berkeley Group Holdings PLC	227,363	11,782,737
BP PLC	39,282,643	192,259,455
British American Tobacco PLC	4,391,877	172,089,692
British Land Co. PLC (The)	1,787,449	10,747,461
BT Group PLC	13,961,157	27,563,829
DCC PLC	199,753	13,041,735
GSK PLC	8,204,158	172,371,023
Haleon PLC(a)	10,230,227	36,353,520
Hargreaves Lansdown PLC	735,997	7,619,603

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
HSBC Holdings PLC	40,855,117	$255,914,692
Imperial Brands PLC	1,822,886	40,023,886
J Sainsbury PLC	3,553,462	9,585,714
Johnson Matthey PLC	376,470	9,842,614
Kingfisher PLC	4,151,263	13,134,060
Land Securities Group PLC	1,427,722	12,758,165
Legal & General Group PLC	12,019,249	38,383,675
Lloyds Banking Group PLC	143,213,572	79,291,352
M&G PLC	5,265,939	13,726,733
Mondi PLC	981,004	18,616,724
National Grid PLC	7,352,934	101,246,912
NatWest Group PLC	11,363,143	34,512,776
Ocado Group PLC(a)	591,156	6,077,233
Pearson PLC	1,379,560	12,768,175
Persimmon PLC	645,663	14,892,999
Phoenix Group Holdings PLC	1,506,236	11,867,060
Reckitt Benckiser Group PLC	719,518	58,363,511
Sage Group PLC (The)	732,113	6,309,432
Schroders PLC	256,646	9,308,987
Segro PLC	854,131	11,426,547
Severn Trent PLC	178,933	6,432,968
Shell PLC	15,348,707	409,446,904
Smith & Nephew PLC	1,155,570	14,815,741
Smiths Group PLC	783,559	14,787,476
SSE PLC	2,151,190	46,462,246
St. James’s Place PLC	1,110,791	16,685,267
Standard Chartered PLC	5,265,257	36,291,777
Taylor Wimpey PLC	7,399,765	11,517,575
Tesco PLC	9,999,566	32,069,964
Unilever PLC	5,166,273	251,612,412
United Utilities Group PLC	1,377,974	18,308,500
Vodafone Group PLC	54,345,601	80,086,784
Whitbread PLC	202,932	6,459,289
WPP PLC	2,294,987	24,768,380

		2,870,803,155

Total Common Stocks — 98.7% (Cost: $15,413,175,036)		14,089,400,364

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	116,049	8,811,031

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	359,457	$22,963,298
Porsche Automobil Holding SE, Preference Shares, NVS	309,049	22,369,495
Volkswagen AG, Preference Shares, NVS	373,563	52,818,014

		106,961,838

Total Preferred Stocks — 0.8% (Cost: $142,869,027)		106,961,838

Total Long-Term Investments — 99.5% (Cost: $15,556,044,063)		14,196,362,202

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	57,877,939	57,872,151
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	3,960,000	3,960,000

Total Short-Term Securities — 0.4% (Cost: $61,825,185)		61,832,151

Total Investments in Securities — 99.9% (Cost: $15,617,869,248)		14,258,194,353

Other Assets Less Liabilities — 0.1%		15,119,098

Net Assets — 100.0%		$14,273,313,451

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$23,325,094	$34,567,302	(a)	$—		$(18,089)	$(2,156)	$57,872,151	57,877,939	$1,185,719	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,010,000	—		(50,000	)(a)	—	—	3,960,000	3,960,000	57,256		—

						$(18,089)	$(2,156)	$61,832,151		$1,242,975		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	118	09/08/22	$17,147	$221,030
Euro STOXX 50 Index	660	09/16/22	24,912	1,608,171
FTSE 100 Index	341	09/16/22	30,614	961,510

				$2,790,711

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,790,711	$—	$—	$—	$2,790,711

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$623,103	$—	$—	$—	$623,103

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,579,132	$—	$—	$—	$3,579,132

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Value ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$96,158,952

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$111,141,227	$13,978,259,114	$23	$14,089,400,364
Preferred Stocks	—	106,961,838	—	106,961,838
Money Market Funds	61,832,151	—	—	61,832,151

	$172,973,378	$14,085,220,952	$23	$14,258,194,353

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,790,711	$—	$2,790,711

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities

July 31, 2022

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$10,109,180,830	$14,196,362,202
Investments, at value — affiliated(c)	32,570,895	61,832,151
Cash	1,689,515	5,173
Foreign currency, at value(d)	9,558,862	27,882,221
Foreign currency collateral pledged for futures contracts(e)	1,891,796	5,227,260
Receivables:
Investments sold	2,942,936	—
Securities lending income — affiliated	42,016	24,926
Variation margin on futures contracts	277,963	895,379
Capital shares sold	57,016,654	—
Dividends — unaffiliated	2,944,044	20,236,499
Dividends — affiliated	2,578	3,932
Tax reclaims	12,875,859	24,347,972

Total assets	10,230,993,948	14,336,817,715

LIABILITIES
Collateral on securities loaned, at value	30,428,409	57,887,488
Payables:
Investments purchased	62,130,399	417,361
Capital shares redeemed	—	95,520
Investment advisory fees	2,670,564	4,051,405
Professional fees	146,637	1,052,490

Total liabilities	95,376,009	63,504,264

NET ASSETS	$10,135,617,939	$14,273,313,451

NET ASSETS CONSIST OF
Paid-in capital	$10,792,354,774	$16,880,630,754
Accumulated loss	(656,736,835)	(2,607,317,303)

NET ASSETS	$10,135,617,939	$14,273,313,451

NET ASSET VALUE
Shares outstanding	116,800,000	322,000,000

Net asset value	$86.78	$44.33

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$10,020,796,613	$15,556,044,063
(b) Securities loaned, at value	$29,756,623	$52,858,858
(c) Investments, at cost — affiliated	$32,565,899	$61,825,185
(d) Foreign currency, at cost	$9,412,481	$27,416,039
(e) Foreign currency collateral pledged, at cost	$1,977,438	$5,418,459

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$185,128,157	$718,950,013
Dividends — affiliated	12,123	60,922
Securities lending income — affiliated — net	246,449	1,182,053
Other income — unaffiliated	22,511	3,677,266
Foreign taxes withheld	(16,433,538)	(53,758,369)
Foreign withholding tax claims	1,469,664	22,670,278

Total investment income	170,445,366	692,782,163

EXPENSES
Investment advisory fees	39,210,640	51,236,794
Professional fees	149,435	2,636,405

Total expenses	39,360,075	53,873,199

Net investment income	131,085,291	638,908,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(308,646,945)	(385,322,970)
Investments — affiliated	(27,633)	(18,089)
In-kind redemptions — unaffiliated(a)	778,858,068	239,560,762
Futures contracts	(1,261,118)	623,103
Foreign currency transactions	(3,845,210)	(12,386,916)

	465,077,162	(157,544,110)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,957,429,352)	(2,041,390,828)
Investments — affiliated	(720)	(2,156)
Futures contracts	1,059,818	3,579,132
Foreign currency translations	(793,097)	(1,709,990)

	(2,957,163,351)	(2,039,523,842)

Net realized and unrealized loss	(2,492,086,189)	(2,197,067,952)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,361,000,898)	$(1,558,158,988)

(a)	See Note 2 of the Notes to Financial Statements

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$131,085,291	$112,261,025	$638,908,964	$337,345,831
Net realized gain (loss)	465,077,162	524,736,372	(157,544,110)	192,414,204
Net change in unrealized appreciation (depreciation)	(2,957,163,351)	1,643,569,188	(2,039,523,842)	1,632,862,528

Net increase (decrease) in net assets resulting from operations	(2,361,000,898)	2,280,566,585	(1,558,158,988)	2,162,622,563

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(185,249,184)	(120,719,418)	(793,319,046)	(332,175,925)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	566,537,999	1,961,152,434	2,190,485,100	6,804,357,557

NET ASSETS
Total increase (decrease) in net assets	(1,979,712,083)	4,120,999,601	(160,992,934)	8,634,804,195
Beginning of year	12,115,330,022	7,994,330,421	14,434,306,385	5,799,502,190

End of year	$10,135,617,939	$12,115,330,022	$14,273,313,451	$14,434,306,385

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$108.95		$86.52	$80.40	$80.65	$75.38

Net investment income(a)	1.19	(b)	1.15	1.06	1.42	1.41
Net realized and unrealized gain (loss)(c)	(21.67)		22.53	6.06	(0.29)	5.19

Net increase (decrease) from investment operations	(20.48)		23.68	7.12	1.13	6.60

Distributions from net investment income(d)	(1.69)		(1.25)	(1.00)	(1.38)	(1.33)

Net asset value, end of year	$86.78		$108.95	$86.52	$80.40	$80.65

Total Return(e)
Based on net asset value	(18.92	)%(b)	27.42%	8.91%	1.52%	8.79%

Ratios to Average Net Assets(f)
Total expenses	0.36%		0.36%	0.39%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.36%		0.36%	N/A	0.40%	N/A

Net investment income	1.19	%(b)	1.15%	1.31%	1.86%	1.77%

Supplemental Data
Net assets, end of year (000)	$10,135,618		$12,115,330	$7,994,330	$3,955,693	$3,516,376

Portfolio turnover rate(g)	25%		24%	33%	22%	22%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:
• Net investment income per share by $0.01.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$51.48		$39.94	$47.08	$52.87	$53.18

Net investment income(a)	2.06	(b)	1.67	1.48	2.03	2.05
Net realized and unrealized gain (loss)(c)	(6.66)		11.39	(7.18)	(5.81)	(0.15)

Net increase (decrease) from investment operations	(4.60)		13.06	(5.70)	(3.78)	1.90

Distributions from net investment income(d)	(2.55)		(1.52)	(1.44)	(2.01)	(2.21)

Net asset value, end of year	$44.33		$51.48	$39.94	$47.08	$52.87

Total Return(e)
Based on net asset value	(9.23	)%(b)	32.79%	(12.48)%	(7.05)%	3.63%

Ratios to Average Net Assets(f)
Total expenses	0.35%		0.36%	0.39%	0.39%	0.38%

Total expenses excluding professional fees for foreign withholding tax claims	0.33%		0.36%	N/A	0.39%	N/A

Net investment income	4.17	%(b)	3.42%	3.36%	4.17%	3.75%

Supplemental Data
Net assets, end of year (000)	$14,273,313		$14,434,306	$5,799,502	$5,423,659	$5,561,771

Portfolio turnover rate(g)	26%		25%	27%	21%	22%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:
• Net investment income per share by $0.06.
• Total return by 0.12%.
• Ratio of net investment income to average net assets by 0.13%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI EAFE Growth
BNP Paribas SA	$5,382,691	$(5,382,691)	$—		$—
BofA Securities, Inc.	4,624,257	(4,624,257)	—		—
Citigroup Global Markets, Inc.	2,251,786	(2,251,786)	—		—
Goldman Sachs & Co. LLC	3,452,257	(3,363,102)	—		89,155	(b)
J.P. Morgan Securities LLC	1,653,584	(1,653,584)	—		—
Macquarie Bank Ltd.	378,366	(378,366)	—		—
Morgan Stanley	7,985,133	(7,918,436)	—		66,697	(b)
National Financial Services LLC	1,747,728	(1,747,728)	—		—
Scotia Capital (USA), Inc.	310,590	(310,590)	—		—
UBS Securities LLC	1,970,231	(1,970,231)	—		—

	$29,756,623	$(29,600,771)	$—		$155,852

MSCI EAFE Value
BNP Paribas SA	$1,545,661	$(1,545,661)	$—		$—
BofA Securities, Inc.	17,137,693	(17,137,693)	—		—
Citigroup Global Markets, Inc.	10,481,881	(10,481,881)	—		—
Goldman Sachs & Co. LLC	2,971,967	(2,971,967)	—		—
J.P. Morgan Securities LLC	5,232,372	(5,232,372)	—		—
Morgan Stanley	8,283,822	(8,283,822)	—		—
UBS Securities LLC	2,935,021	(2,935,021)	—		—
Virtu Americas LLC	1,683,710	(1,683,710)	—		—
Wells Fargo Bank N.A.	2,586,731	(2,586,731)	—		—

	$52,858,858	$(52,858,858)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3095
Over $10.5 billion	0.2940

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3096
Over $10.5 billion, up to and including $12 billion	0.2941
Over $12 billion, up to and including $13.5 billion	0.2793
Over $13.5 billion, up to and including $15 billion	0.2653
Over $15 billion	0.2520

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Prior to June 30, 2022, for its investment advisory services to the iShares MSCI EAFE Value ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3096
Over $10.5 billion, up to and including $12 billion	0.2941
Over $12 billion, up to and including $13.5 billion	0.2793
Over $13.5 billion	0.2653

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$68,553
MSCI EAFE Value	272,822

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI EAFE Growth	$1,963,432,316	$1,663,220,092	$(116,795,056)
MSCI EAFE Value	2,007,177,597	1,965,331,680	(177,508,623)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$2,819,485,574	$2,737,034,766
MSCI EAFE Value	4,143,265,417	3,917,313,619

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$2,806,223,740	$2,373,914,802
MSCI EAFE Value	3,296,202,362	1,398,433,877

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI EAFE Growth	$766,392,561	$(766,392,561)
MSCI EAFE Value	194,789,670	(194,789,670)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
MSCI EAFE Growth
Ordinary income	$185,249,184	$120,719,418

MSCI EAFE Value
Ordinary income	$793,319,046	$332,175,925

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses (c)	Total
MSCI EAFE Growth	$(677,396,974)	$36,106,288		$(15,446,149)	$(656,736,835)
MSCI EAFE Value	(936,771,230)	(1,665,989,903)		(4,556,170)	(2,607,317,303)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI EAFE Growth	$10,105,204,539	$797,150,338	$(760,599,166)	$36,551,172
MSCI EAFE Value	15,922,913,894	469,096,830	(2,133,595,341)	(1,664,498,511)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Growth
Shares sold	30,800,000	$2,944,052,063	31,200,000	$3,178,620,940
Shares redeemed	(25,200,000)	(2,377,514,064)	(12,400,000)	(1,217,468,506)

	5,600,000	$566,537,999	18,800,000	$1,961,152,434

MSCI EAFE Value
Shares sold	71,600,000	$3,596,755,484	160,400,000	$7,988,182,543
Shares redeemed	(30,000,000)	(1,406,270,384)	(25,200,000)	(1,183,824,986)

	41,600,000	$2,190,485,100	135,200,000	$6,804,357,557

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF are able to pass through to its shareholders as a foreign tax credit in the current year, the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$182,220,748
MSCI EAFE Value	762,423,705

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$194,777,443	$12,720,214
MSCI EAFE Value	817,649,767	21,869,174

I M P O R T A N T T A X I N F O R M A T I O N	39

Board Review and Approval of Investment Advisory Contract

iShares MSCI EAFE Growth ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI EAFE Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 13-15, 2022 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Growth(a)	$1.599795	$—	$0.088288	$1.688083	95%	—%	5%	100%
MSCI EAFE Value(a)	2.522577	—	0.029021	2.551598	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	49

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares China Large-Cap ETF | FXI | NYSE Arca

•	iShares MSCI China A ETF | CNYA | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® China Large-Cap ETF

Investment Objective

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(23.54)%	(4.35)%	1.09%	(23.54)%	(19.95)%	11.46%

Fund Market	(23.86)	(4.35)	1.16	(23.86)	(19.94)	12.18

Index	(22.86)	(3.53)	1.90	(22.86)	(16.45)	20.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 808.60	$ 3.32		$ 1,000.00	$ 1,021.10	$ 3.71		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® China Large-Cap ETF

Portfolio Management Commentary

Large-capitalization Chinese stocks declined significantly for the reporting period as economic growth slowed amid pandemic-related restrictions. A far-reaching regulatory crackdown, mounting stress in the property market, rising unemployment, weakness in consumer spending, inflationary pressures, and supply chain disruptions weighed on Chinese markets.

Technology-related stocks in the consumer discretionary sector drove the majority of detraction from the Index’s return, due to concerns surrounding slowing growth driven by lockdowns, widespread quarantines, and regulatory restrictions. The government’s campaign to rein in large internet firms by lessening their market advantages included billions of dollars in antitrust fines, which continued into July 2022, and development of a state-backed cloud system to compete with private industry. While investor sentiment periodically shifted toward signs of an easing crackdown, further government statements repeatedly reignited uncertainty. The internet and direct marketing industry declined as regulations weakened companies’ competitive advantages, while concerns surrounding new customer growth and slowing consumption pressured margins and earnings. Growth in cloud businesses stagnated amid competition from government-backed rivals. The possibility of delisting from U.S. exchanges amid a cross-border auditing dispute also weighed on Chinese stocks.

Technology-related stocks in the communication services sector also weighed substantially on the Index’s return as COVID-related restrictions and regulatory issues weighed on earnings and forward guidance. The media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth. While China resumed the approval of video games in April 2022 after a months-long suspension, titles from two of the country’s largest gaming companies were not included.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Consumer Discretionary	34.3%
Financials	26.3
Communication Services	17.8
Health Care	4.6
Real Estate	3.9
Energy	3.8
Information Technology	2.8
Consumer Staples	2.6
Materials	1.7
Industrials	1.5
Utilities	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Meituan, Class B	8.7%
Alibaba Group Holding Ltd.	7.9
Tencent Holdings Ltd.	7.7
JD.com Inc., Class A	6.3
China Construction Bank Corp., Class H	5.1
Industrial & Commercial Bank of China Ltd., Class H	4.6
Baidu Inc.	4.3
Wuxi Biologics Cayman Inc.	4.1
Ping An Insurance Group Co. of China Ltd., Class H	4.1
BYD Co. Ltd., Class H	3.6

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI China A ETF

Investment Objective

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A Inclusion Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(14.18)%	5.62%	8.16%	(14.18)%	31.42%	61.80%

Fund Market	(14.81)	5.44	8.09	(14.81)	30.33	61.17

Index	(13.92)	4.78	7.17	(13.92)	26.27	52.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 13, 2016. The first day of secondary market trading was June 15, 2016.

Index performance through April 25, 2018 reflects the performance of the MSCI China A International Index. Index performance beginning on April 26, 2018 reflects the performance of the MSCI China A Inclusion Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 883.80	$ 1.12		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI China A ETF

Portfolio Management Commentary

Domestic Chinese equities declined during the reporting period as economic growth slowed and pandemic-related restrictions continued, including widespread lockdowns. Stress mounted in the property market amid falling prices, a debt crisis, and a homebuyer boycott of mortgage payments. Unemployment ran high and consumer spending weakened, while inflationary pressures mounted and supply chain disruptions continued. A regulatory crackdown on large internet firms continued to weigh on investor sentiment. Concerns about delisting from U.S. exchanges arising from audit requirements also weighed on Chinese stocks.

In that environment, the information technology sector detracted from the Index’s return. Weaker demand for consumer electronics raised concerns about future growth as slowing sales of personal computers and smartphones weighed on the technology hardware and equipment industry and the semiconductors and semiconductor equipment industry. Sales and production of microchips in China declined, as did memory prices, and concerns surrounding capacity additions and rising inventory levels raised fears that the mismatch between semiconductor supply and demand had abated.

In the healthcare sector, stocks in the pharmaceuticals, biotechnology, and life sciences industry detracted substantially from the Index’s return, declining as acquisition and initial public offering activity slowed. Tighter regulations, including drug price reductions, weighed on the industry. Oversupply of COVID vaccines weakened producers’ profit margins, while a domestically produced messenger RNA vaccine remained out of reach.

In the materials sector, chemicals stocks detracted from the Index’s return as higher costs compressed margins, demand softened, and manufacturing slowed. In the metals and mining industry, producers of battery metals such as lithium and cobalt declined as prices showed signs of abating after a run-up fueled by electric vehicle battery demand, raising concerns about a correction.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	17.0%
Industrials	16.6
Consumer Staples	16.6
Information Technology	13.2
Materials	12.1
Health Care	8.6
Consumer Discretionary	7.2
Utilities	3.1
Energy	2.8
Real Estate	1.7
Communication Services	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Kweichow Moutai Co. Ltd., Class A	6.0%
Contemporary Amperex Technology Co. Ltd., Class A	3.0
China Merchants Bank Co. Ltd., Class A	1.8
Wuliangye Yibin Co. Ltd., Class A	1.7
BYD Co. Ltd., Class A	1.4
China Yangtze Power Co. Ltd., Class A	1.4
Ping An Insurance Group Co. of China Ltd., Class A	1.2
LONGi Green Energy Technology Co. Ltd., Class A	1.2
China Tourism Group Duty Free Corp. Ltd., Class A	1.1
Industrial Bank Co. Ltd., Class A	0.9

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments July 31, 2022	iShares® China Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 5.7%
BYD Co. Ltd., Class H	5,170,000	$189,149,473
Great Wall Motor Co. Ltd., Class H	19,639,500	31,134,786
XPeng Inc.(a)	6,648,800	80,726,834

		301,011,093

Banks — 18.5%
Agricultural Bank of China Ltd., Class H	194,767,000	64,238,448
Bank of China Ltd., Class H	482,214,000	171,468,146
Bank of Communications Co. Ltd., Class H	46,103,200	27,441,227
China CITIC Bank Corp. Ltd., Class H	59,054,000	24,683,397
China Construction Bank Corp., Class H	415,717,320	265,481,310
China Everbright Bank Co. Ltd., Class H	19,651,000	5,959,841
China Merchants Bank Co. Ltd., Class H	23,977,938	129,559,942
China Minsheng Banking Corp. Ltd., Class H	40,381,100	13,170,111
Industrial & Commercial Bank of China Ltd., Class H	451,801,995	238,862,124
Postal Savings Bank of China Co. Ltd., Class H(b)	59,348,000	39,266,074

		980,130,620

Beverages — 2.5%
China Resources Beer Holdings Co. Ltd.	9,968,000	68,756,384
Nongfu Spring Co. Ltd., Class H(b)(c)	11,055,200	66,255,881

		135,012,265

Capital Markets — 1.0%
China International Capital Corp. Ltd., Class H(b)	9,365,200	17,220,035
CITIC Securities Co. Ltd., Class H	14,218,700	29,236,271
CSC Financial Co. Ltd., Class H(b)	5,682,500	5,309,529

		51,765,835

Construction & Engineering — 0.3%
China Railway Group Ltd., Class H	25,617,000	15,249,662

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., Class H	7,496,000	29,659,263

Entertainment — 3.3%
NetEase Inc.	9,421,300	176,241,992

Household Durables — 0.9%
Haier Smart Home Co. Ltd., Class H(c)	14,652,600	46,895,766

Independent Power and Renewable Electricity Producers — 0.6%
China Longyuan Power Group Corp. Ltd., Class H	21,163,000	33,999,620

Industrial Conglomerates — 0.6%
CITIC Ltd.	31,095,000	33,631,826

Insurance — 6.3%
China Life Insurance Co. Ltd., Class H	47,149,000	70,224,651
China Pacific Insurance Group Co. Ltd., Class H	16,352,200	34,928,692
People’s Insurance Co. Group of China Ltd. (The), Class H	51,968,000	15,559,563
Ping An Insurance Group Co. of China Ltd., Class H	36,163,500	212,534,284

		333,247,190

Interactive Media & Services — 14.2%
Baidu Inc.(a)	13,063,000	225,786,090
Kuaishou Technology(a)(b)	12,246,500	123,131,736
Tencent Holdings Ltd.	10,371,800	400,857,741

		749,775,567

Internet & Direct Marketing Retail — 22.5%
Alibaba Group Holding Ltd.(a)	36,448,500	409,807,560
JD.com Inc., Class A	10,899,550	325,161,317

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Meituan, Class B(a)(b)	20,273,100	$454,793,527

		1,189,762,404

Life Sciences Tools & Services — 4.5%
WuXi AppTec Co. Ltd., Class H(b)	2,122,752	25,715,398
Wuxi Biologics Cayman Inc., New(a)(b)	22,463,000	215,018,395

		240,733,793

Marine — 0.6%
COSCO SHIPPING Holdings Co. Ltd., Class H(c)	20,587,100	30,886,454

Metals & Mining — 1.1%
Ganfeng Lithium Co. Ltd., Class H(b)	1,510,840	13,661,413
Zijin Mining Group Co. Ltd., Class H	36,350,000	42,595,338

		56,256,751

Oil, Gas & Consumable Fuels — 3.7%
China Petroleum & Chemical Corp., Class H	161,658,600	76,214,949
China Shenhua Energy Co. Ltd., Class H	21,400,500	60,485,074
PetroChina Co. Ltd., Class H	131,840,000	61,563,934

		198,263,957

Real Estate Management & Development — 3.8%
China Overseas Land & Investment Ltd.	24,272,000	67,073,707
China Resources Land Ltd.	17,439,333	72,831,519
China Vanke Co. Ltd., Class H	12,046,200	22,912,793
Longfor Group Holdings Ltd.(b)	11,676,500	39,015,471

		201,833,490

Technology Hardware, Storage & Peripherals — 2.8%
Xiaomi Corp., Class B(a)(b)	92,817,600	145,982,153

Textiles, Apparel & Luxury Goods — 4.6%
ANTA Sports Products Ltd.(c)	7,181,800	79,077,752
Li Ning Co. Ltd.	14,381,500	116,657,423
Shenzhou International Group Holdings Ltd.	4,787,300	50,353,591

		246,088,766

Total Long-Term Investments — 98.1% (Cost: $6,291,316,208)		5,196,428,467

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	53,502,469	53,497,119
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	2,890,000	2,890,000

Total Short-Term Securities — 1.1% (Cost: $56,385,784)		56,387,119

Total Investments in Securities — 99.2% (Cost: $6,347,701,992)		5,252,815,586

Other Assets Less Liabilities — 0.8%		40,879,033

Net Assets — 100.0%		$5,293,694,619

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® China Large-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$48,946,269	$4,565,176	(a)	$—		$(106)	$(14,220)	$53,497,119	53,502,469	$364,328	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	222,350,000	—		(219,460,000	)(a)	—	—	2,890,000	2,890,000	13,185		—

						$(106)	$(14,220)	$56,387,119		$377,513		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Future Index	3,926	09/16/22	$95,886	$(11,296,936)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$11,296,936	$—	$—	$—	$11,296,936

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,121,002)	$—	$—	$—	$(6,121,002)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(6,343,835)	$—	$—	$—	$(6,343,835)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$34,741,134

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2022	iShares® China Large-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$5,196,428,467	$—	$5,196,428,467
Money Market Funds	56,387,119	—	—	56,387,119

	$56,387,119	$5,196,428,467	$—	$5,252,815,586

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(11,296,936)	$—	$(11,296,936)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
AECC Aero-Engine Control Co. Ltd., Class A	124,498	$503,898
AECC Aviation Power Co. Ltd., Class A	249,298	1,840,198
AVIC Electromechanical Systems Co. Ltd., Class A	435,499	763,416
AVICOPTER PLC, Class A	62,299	404,169
Kuang-Chi Technologies Co. Ltd., Class A(a)	207,240	552,947

		4,064,628

Air Freight & Logistics — 1.0%
SF Holding Co. Ltd., Class A	466,915	3,451,528
Sinotrans Ltd., Class A	436,600	243,736
YTO Express Group Co. Ltd., Class A	311,000	890,965
Yunda Holding Co. Ltd., Class A	249,200	668,468

		5,254,697

Airlines — 0.5%
Air China Ltd., Class A(a)	622,800	891,663
China Eastern Airlines Corp. Ltd., Class A(a)	874,400	635,400
China Southern Airlines Co. Ltd., Class A(a)	1,029,124	976,981

		2,504,044

Auto Components — 1.5%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	31,197	813,657
Fuyao Glass Industry Group Co. Ltd., Class A	186,600	1,133,863
Huayu Automotive Systems Co. Ltd., Class A	280,700	912,307
Huizhou Desay Sv Automotive Co. Ltd., Class A	45,700	1,324,992
Ningbo Joyson Electronic Corp., Class A(a)	124,800	399,706
Ningbo Tuopu Group Co. Ltd., Class A	125,105	1,716,460
Sailun Group Co. Ltd., Class A	279,900	492,868
Shandong Linglong Tyre Co. Ltd., Class A	124,800	531,794
Shenzhen Kedali Industry Co. Ltd., Class A	31,100	669,235

		7,994,882

Automobiles — 2.6%
BYD Co. Ltd., Class A	167,273	7,978,139
Chongqing Changan Automobile Co. Ltd., Class A	768,938	2,096,488
FAW Jiefang Group Co. Ltd., Class A	279,900	361,238
Great Wall Motor Co. Ltd., Class A	217,789	1,115,203
Guangzhou Automobile Group Co. Ltd., Class A	466,500	1,031,421
SAIC Motor Corp. Ltd., Class A	746,806	1,794,981

		14,377,470

Banks — 9.4%
Agricultural Bank of China Ltd., Class A	7,998,700	3,378,533
Bank of Beijing Co. Ltd., Class A	2,021,500	1,249,555
Bank of Changsha Co. Ltd., Class A	373,200	409,457
Bank of Chengdu Co. Ltd., Class A	342,177	781,841
Bank of China Ltd., Class A	3,329,700	1,509,966
Bank of Communications Co. Ltd., Class A	3,704,902	2,537,063
Bank of Hangzhou Co. Ltd., Class A	560,288	1,188,030
Bank of Jiangsu Co. Ltd., Class A	1,399,500	1,494,611
Bank of Nanjing Co. Ltd., Class A	934,280	1,431,719
Bank of Ningbo Co. Ltd., Class A	622,021	2,880,123
Bank of Shanghai Co. Ltd., Class A	1,370,469	1,210,932
China Construction Bank Corp., Class A	934,200	771,330
China Everbright Bank Co. Ltd., Class A	3,924,200	1,687,268
China Merchants Bank Co. Ltd., Class A	1,931,002	10,045,232
China Minsheng Banking Corp. Ltd., Class A	3,392,380	1,830,017
China Zheshang Bank Co. Ltd., Class A(a)	1,586,100	761,638
Chongqing Rural Commercial Bank Co. Ltd., Class A	870,830	462,213
Huaxia Bank Co. Ltd., Class A	1,244,060	944,127
Industrial & Commercial Bank of China Ltd., Class A	5,915,000	3,839,258

Security	Shares	Value

Banks (continued)
Industrial Bank Co. Ltd., Class A	1,928,247	$5,083,148
Ping An Bank Co. Ltd., Class A	1,803,856	3,393,969
Postal Savings Bank of China Co. Ltd., Class A	2,459,700	1,710,746
Qingdao Rural Commercial Bank Corp., Class A	562,300	258,530
Shanghai Pudong Development Bank Co. Ltd., Class A	2,770,720	2,981,733

		51,841,039

Beverages — 11.2%
Anhui Gujing Distillery Co. Ltd., Class A	31,199	987,471
Anhui Kouzi Distillery Co. Ltd., Class A	62,200	461,901
Anhui Yingjia Distillery Co. Ltd., Class A	62,200	502,998
Beijing Shunxin Agriculture Co. Ltd., Class A	63,000	219,370
Chongqing Brewery Co. Ltd., Class A	49,695	905,040
Jiangsu King’s Luck Brewery JSC Ltd., Class A	124,400	807,173
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	142,800	3,498,010
JiuGui Liquor Co. Ltd., Class A	31,100	680,011
Kweichow Moutai Co. Ltd., Class A	117,803	33,121,325
Luzhou Laojiao Co. Ltd., Class A	141,600	4,665,030
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	96,488	386,557
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	112,101	4,552,681
Sichuan Swellfun Co. Ltd., Class A	50,100	530,328
Tsingtao Brewery Co. Ltd., Class A	67,800	990,658
Wuliangye Yibin Co. Ltd., Class A	354,714	9,386,691

		61,695,244

Biotechnology — 1.8%
Beijing Tiantan Biological Products Corp. Ltd., Class A	150,421	446,270
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	62,255	1,247,977
BGI Genomics Co. Ltd., Class A	36,700	337,278
Bloomage Biotechnology Corp. Ltd., Class A	28,498	673,798
Chongqing Zhifei Biological Products Co. Ltd., Class A	155,500	2,292,970
Daan Gene Co. Ltd., Class A	124,444	346,424
Hualan Biological Engineering Inc., Class A	156,748	465,391
Imeik Technology Development Co. Ltd., Class A	16,000	1,391,461
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	63,308	575,655
Shanghai RAAS Blood Products Co. Ltd., Class A	559,800	478,873
Shenzhen Kangtai Biological Products Co. Ltd., Class A	105,256	520,775
Walvax Biotechnology Co. Ltd., Class A	155,598	1,002,347
Zhejiang Orient Gene Biotech Co. Ltd., Class A	13,956	234,683

		10,013,902

Building Products — 0.3%
Beijing New Building Materials PLC, Class A	155,900	665,164
Guangdong Kinlong Hardware Products Co. Ltd., Class A	31,120	371,265
Zhejiang Weixing New Building Materials Co. Ltd., Class A	124,404	362,692
Zhuzhou Kibing Group Co. Ltd., Class A	222,800	378,552

		1,777,673

Capital Markets — 5.5%
BOC International China Co. Ltd., Class A	248,800	465,476
Caitong Securities Co. Ltd., Class A	404,351	436,918
Changjiang Securities Co. Ltd., Class A	560,200	451,620
China Galaxy Securities Co. Ltd., Class A	373,600	481,852
China Great Wall Securities Co. Ltd., Class A	218,100	291,028
China International Capital Corp. Ltd., Class A	124,400	783,586
China Merchants Securities Co. Ltd., Class A	684,207	1,410,493
CITIC Securities Co. Ltd., Class A	1,119,670	3,258,333
CSC Financial Co. Ltd., Class A	404,739	1,562,942
Dongxing Securities Co. Ltd., Class A	342,139	416,526
East Money Information Co. Ltd., Class A	1,212,916	4,008,938
Everbright Securities Co. Ltd., Class A	373,600	839,748

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
First Capital Securities Co. Ltd., Class A	373,200	$338,062
Founder Securities Co. Ltd., Class A	747,200	728,126
GF Securities Co. Ltd., Class A	560,200	1,324,478
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	410,091	389,359
Guolian Securities Co. Ltd., Class A	217,700	344,330
Guosen Securities Co. Ltd., Class A	574,100	784,078
Guotai Junan Securities Co. Ltd., Class A	684,645	1,468,487
Guoyuan Securities Co. Ltd., Class A	404,744	388,049
Haitong Securities Co. Ltd., Class A	903,500	1,252,287
Hithink RoyalFlush Information Network Co. Ltd., Class A	62,200	794,674
Huatai Securities Co. Ltd., Class A	654,300	1,287,873
Huaxi Securities Co. Ltd., Class A	249,200	274,895
Industrial Securities Co. Ltd., Class A	592,160	567,657
Nanjing Securities Co. Ltd., Class A	311,462	368,895
Northeast Securities Co. Ltd., Class A	218,100	224,500
Orient Securities Co. Ltd., Class A	697,621	896,025
Sealand Securities Co. Ltd., Class A	498,800	256,747
Shanxi Securities Co. Ltd., Class A	342,557	277,177
Shenwan Hongyuan Group Co. Ltd., Class A	2,055,000	1,259,321
Sinolink Securities Co. Ltd., Class A	342,988	432,219
SooChow Securities Co. Ltd., Class A	467,338	457,616
Southwest Securities Co. Ltd., Class A	635,600	360,186
Western Securities Co. Ltd., Class A	405,520	382,832
Zheshang Securities Co. Ltd., Class A(a)	342,527	543,797
Zhongtai Securities Co. Ltd., Class A	529,900	573,167

		30,382,297

Chemicals — 6.0%
Asia - Potash International Investment Guangzhou Co. Ltd., Class A(a)	62,200	321,162
CNGR Advanced Material Co. Ltd., Class A	31,100	573,802
CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	272,740	401,400
Do-Fluoride New Materials Co. Ltd., Class A	63,000	455,002
Guangzhou Tinci Materials Technology Co. Ltd., Class A	186,720	1,451,188
Hangzhou Oxygen Plant Group Co. Ltd., Class A	93,300	533,571
Hengli Petrochemical Co. Ltd., Class A	529,115	1,584,274
Hengyi Petrochemical Co. Ltd., Class A	342,976	475,789
Hoshine Silicon Industry Co. Ltd., Class A	45,600	664,070
Huafon Chemical Co. Ltd., Class A	435,400	490,922
Hubei Xingfa Chemicals Group Co. Ltd., Class A	107,800	596,104
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	778,300	524,899
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	346,600	469,694
Jiangsu Eastern Shenghong Co. Ltd., Class A	373,200	1,092,289
Jiangsu Yangnong Chemical Co. Ltd., Class A	31,100	530,159
Jiangsu Yoke Technology Co. Ltd., Class A	46,100	347,189
Kingfa Sci & Tech Co. Ltd., Class A	252,100	377,044
LB Group Co. Ltd., Class A	217,709	657,137
Luxi Chemical Group Co. Ltd., Class A	186,600	389,767
Ningbo Shanshan Co. Ltd., Class A	186,600	785,226
Ningxia Baofeng Energy Group Co. Ltd., Class A	557,500	1,112,704
Rongsheng Petrochemical Co. Ltd., Class A	934,601	1,981,749
Satellite Chemical Co. Ltd., Class A	228,841	768,863
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	187,460	793,625
Shanghai Putailai New Energy Technology Co. Ltd., Class A	132,120	1,387,306
Shenzhen Capchem Technology Co. Ltd., Class A	72,820	479,689
Shenzhen Dynanonic Co. Ltd., Class A	16,200	861,679
Shenzhen Senior Technology Co. Ltd., Class A	124,417	527,129
Sichuan Hebang Biotechnology Co. Ltd., Class A	777,500	447,422

Security	Shares	Value

Chemicals (continued)
Sichuan Yahua Industrial Group Co. Ltd., Class A	112,700	$487,942
Sinoma Science & Technology Co. Ltd., Class A	155,500	666,465
Sinopec Shanghai Petrochemical Co. Ltd., Class A	653,531	296,954
Skshu Paint Co. Ltd., Class A(a)	34,460	541,571
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	62,200	719,883
Tongkun Group Co. Ltd., Class A	218,597	467,792
Transfar Zhilian Co. Ltd., Class A	280,733	238,449
Wanhua Chemical Group Co. Ltd., Class A	311,800	3,871,885
Weihai Guangwei Composites Co. Ltd., Class A	62,295	647,810
Xinjiang Zhongtai Chemical Co. Ltd., Class A	248,800	273,016
Yunnan Energy New Material Co. Ltd., Class A	81,615	2,589,014
Zhejiang Juhua Co. Ltd., Class A	249,200	639,460
Zhejiang Yongtai Technology Co. Ltd., Class A	93,300	425,633
Zibo Qixiang Tengda Chemical Co. Ltd., Class A(a)	273,600	305,132

		33,251,860

Commercial Services & Supplies — 0.3%
Beijing Originwater Technology Co. Ltd., Class A	373,200	307,831
Shanghai M&G Stationery Inc., Class A	93,300	627,652
Zhejiang Weiming Environment Protection Co. Ltd., Class A	155,453	677,054

		1,612,537

Communications Equipment — 0.7%
Fiberhome Telecommunication Technologies Co. Ltd., Class A	93,399	200,052
Guangzhou Haige Communications Group Inc. Co., Class A	186,600	247,491
Hengtong Optic-Electric Co. Ltd., Class A	223,600	519,113
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	62,600	286,533
Yealink Network Technology Corp. Ltd., Class A	93,355	1,050,733
Zhongji Innolight Co. Ltd., Class A	62,688	304,827
ZTE Corp., Class A	373,200	1,352,263

		3,961,012

Construction & Engineering — 1.8%
China Energy Engineering Corp. Ltd., Class A(a)	3,105,200	1,054,802
China National Chemical Engineering Co. Ltd., Class A	559,810	894,378
China Railway Group Ltd., Class A	1,928,200	1,651,565
China State Construction Engineering Corp. Ltd., Class A	3,918,600	2,925,641
Metallurgical Corp. of China Ltd., Class A	1,650,300	796,780
Power Construction Corp. of China Ltd., Class A	1,401,500	1,507,028
Shanghai Construction Group Co. Ltd., Class A	840,900	365,055
Sichuan Road & Bridge Co. Ltd., Class A	442,600	663,392

		9,858,641

Construction Materials — 0.7%
Anhui Conch Cement Co. Ltd., Class A	373,600	1,799,868
BBMG Corp., Class A	839,700	327,284
China Jushi Co. Ltd., Class A	373,550	827,758
Huaxin Cement Co. Ltd., Class A	124,419	331,080
Tangshan Jidong Cement Co. Ltd., Class A	248,800	356,130

		3,642,120

Distributors — 0.1%
Wuchan Zhongda Group Co. Ltd., Class A	498,014	354,518

Diversified Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	870,801	421,001

Electrical Equipment — 7.5%
Beijing Easpring Material Technology Co. Ltd., Class A	62,200	885,498
Contemporary Amperex Technology Co. Ltd., Class A(a)	217,702	16,506,674

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Dongfang Electric Corp. Ltd., Class A	249,290	$640,948
Eve Energy Co. Ltd., Class A	186,682	2,617,335
Fangda Carbon New Material Co. Ltd., Class A(a)	342,528	359,174
Ginlong Technologies Co. Ltd., Class A	39,100	1,331,085
Gotion High-tech Co. Ltd., Class A	157,000	910,928
Hongfa Technology Co. Ltd., Class A	101,100	615,743
Jiangsu Zhongtian Technology Co. Ltd., Class A(a)	311,400	1,063,674
Jiangxi Special Electric Motor Co. Ltd., Class A, NVS(a)	155,500	565,210
Ming Yang Smart Energy Group Ltd., Class A	201,200	894,057
NARI Technology Co. Ltd., Class A	628,574	2,721,751
Ningbo Orient Wires & Cables Co. Ltd., Class A	62,200	737,298
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	40,058	826,875
Shanghai Electric Group Co. Ltd., Class A	1,152,350	759,940
Sieyuan Electric Co. Ltd., Class A	63,000	413,887
Sungrow Power Supply Co. Ltd., Class A	140,600	2,585,655
Sunwoda Electronic Co. Ltd., Class A	155,599	663,447
Suzhou Maxwell Technologies Co. Ltd., Class A	15,360	1,078,036
TBEA Co. Ltd., Class A	342,500	1,269,439
Titan Wind Energy Suzhou Co. Ltd., Class A	156,300	412,953
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	298,751	661,898
Zhefu Holding Group Co. Ltd., Class A	440,600	307,641
Zhejiang Chint Electrics Co. Ltd., Class A	218,500	1,190,024
Zhejiang HangKe Technology Inc. Co., Class A	40,170	445,489
Zhuzhou CRRC Times Electric Co. Ltd., Class A, NVS	62,360	511,516

		40,976,175

Electronic Equipment, Instruments & Components — 4.2%
Avary Holding Shenzhen Co. Ltd., Class A	184,400	841,199
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	31,100	548,854
BOE Technology Group Co. Ltd., Class A	3,455,328	1,992,599
Chaozhou Three-Circle Group Co. Ltd., Class A	155,900	620,634
China Railway Signal & Communication Corp. Ltd., Class A	628,781	409,173
China Zhenhua Group Science & Technology Co. Ltd., Class A	53,300	935,945
Foxconn Industrial Internet Co. Ltd., Class A	901,906	1,344,101
GoerTek Inc., Class A	311,804	1,471,301
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	62,867	633,893
Huagong Tech Co. Ltd., Class A	93,383	305,946
Lens Technology Co. Ltd., Class A	435,800	704,791
Lingyi iTech Guangdong Co., Class A(a)	624,000	475,940
Luxshare Precision Industry Co. Ltd., Class A	654,368	3,293,524
Maxscend Microelectronics Co. Ltd., Class A	50,856	726,279
OFILM Group Co. Ltd., Class A(a)	280,700	251,931
Raytron Technology Co. Ltd., Class A	62,296	350,908
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	14,144	519,137
Shengyi Technology Co. Ltd., Class A	218,182	514,231
Shennan Circuits Co. Ltd., Class A	62,267	800,596
Shenzhen Sunlord Electronics Co. Ltd., Class A	80,300	293,527
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	162,400	643,580
Tianma Microelectronics Co. Ltd., Class A	218,500	315,177
Unisplendour Corp. Ltd., Class A	251,891	693,903
Westone Information Industry Inc., Class A	62,200	404,883
Wingtech Technology Co. Ltd., Class A	124,411	1,267,390
Wuhan Guide Infrared Co. Ltd., Class A	262,611	484,320
WUS Printed Circuit Kunshan Co. Ltd., Class A	155,590	279,603
Xiamen Faratronic Co. Ltd., Class A	31,100	963,149
Zhejiang Dahua Technology Co. Ltd., Class A	251,300	552,093

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zhuzhou Hongda Electronics Corp. Ltd., Class A	31,100	$241,182

		22,879,789

Energy Equipment & Services — 0.1%
Offshore Oil Engineering Co. Ltd., Class A	405,968	254,238
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	93,385	497,122

		751,360

Entertainment — 0.6%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	186,693	541,572
Beijing Enlight Media Co. Ltd., Class A	279,900	346,896
G-Bits Network Technology Xiamen Co. Ltd., Class A	5,500	289,669
Giant Network Group Co. Ltd., Class A	187,412	233,061
Kunlun Tech Co. Ltd., Class A	93,300	198,512
Mango Excellent Media Co. Ltd., Class A	186,680	869,265
Perfect World Co. Ltd., Class A	186,652	412,103
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	653,982	434,875

		3,325,953

Food & Staples Retailing — 0.2%
DaShenLin Pharmaceutical Group Co. Ltd., Class A	74,326	354,967
Yifeng Pharmacy Chain Co. Ltd., Class A	62,217	477,354

		832,321

Food Products — 4.9%
Angel Yeast Co. Ltd., Class A	93,796	617,254
Anjoy Foods Group Co. Ltd., Class A	31,100	677,475
Beijing Dabeinong Technology Group Co. Ltd., Class A(a)	373,600	401,982
Chacha Food Co. Ltd., Class A	62,200	440,386
Chongqing Fuling Zhacai Group Co. Ltd., Class A	62,200	274,925
Foshan Haitian Flavouring & Food Co. Ltd., Class A	373,566	4,580,574
Fujian Sunner Development Co. Ltd., Class A	124,400	364,894
Guangdong Haid Group Co. Ltd., Class A	155,599	1,515,058
Heilongjiang Agriculture Co. Ltd., Class A	155,900	324,384
Henan Shuanghui Investment & Development Co. Ltd., Class A	311,400	1,238,642
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	591,700	3,141,257
Jiangxi Zhengbang Technology Co. Ltd., Class A(a)	279,900	252,103
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	78,562	404,276
Juewei Food Co. Ltd., Class A	62,200	482,045
Muyuan Foods Co. Ltd., Class A	498,019	4,408,313
New Hope Liuhe Co. Ltd., Class A(a)	418,500	987,700
Toly Bread Co. Ltd., Class A	132,365	275,208
Tongwei Co. Ltd., Class A	435,493	3,475,423
Wens Foodstuffs Group Co. Ltd., Class A(a)	592,546	2,112,607
Yihai Kerry Arawana Holdings Co. Ltd., Class A(a)	125,200	850,643
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	124,400	275,074

		27,100,223

Gas Utilities — 0.1%
ENN Natural Gas Co. Ltd., Class A	218,900	559,950

Health Care Equipment & Supplies — 1.3%
Intco Medical Technology Co. Ltd., Class A	68,236	232,680
Jafron Biomedical Co. Ltd., Class A	79,550	522,267
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	62,600	250,013
Lepu Medical Technology Beijing Co. Ltd., Class A	155,900	414,160
Ovctek China Inc., Class A	93,380	660,949
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	111,734	4,799,466

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	62,200	$371,318

		7,250,853

Health Care Providers & Services — 1.2%
Aier Eye Hospital Group Co. Ltd., Class A	648,149	2,923,224
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	42,097	434,211
Huadong Medicine Co. Ltd., Class A	155,925	1,041,233
Jointown Pharmaceutical Group Co. Ltd., Class A	202,570	340,374
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	373,560	280,465
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	249,209	634,614
Topchoice Medical Corp., Class A(a)	31,100	676,584

		6,330,705

Health Care Technology — 0.0%
Winning Health Technology Group Co. Ltd., Class A	187,088	219,909

Hotels, Restaurants & Leisure — 0.4%
BTG Hotels Group Co. Ltd., Class A	93,300	289,156
Shanghai Jinjiang International Hotels Co. Ltd., Class A	93,300	855,225
Shenzhen Overseas Chinese Town Co. Ltd., Class A	779,156	645,611
Songcheng Performance Development Co. Ltd., Class A	248,872	472,396

		2,262,388

Household Durables — 1.5%
Beijing Roborock Technology Co. Ltd., Class A	9,364	452,405
Ecovacs Robotics Co. Ltd., Class A	49,300	677,294
Gree Electric Appliances Inc. of Zhuhai, Class A	276,500	1,363,752
Haier Smart Home Co. Ltd., Class A	591,700	2,175,640
Hangzhou Robam Appliances Co. Ltd., Class A	93,364	391,704
Jason Furniture Hangzhou Co. Ltd., Class A	81,220	556,277
Oppein Home Group Inc., Class A	52,483	936,510
TCL Technology Group Corp., Class A	1,307,838	861,371
Xiamen Intretech Inc., Class A	67,926	202,536
Zhejiang Supor Co. Ltd., Class A	62,298	433,373

		8,050,862

Independent Power and Renewable Electricity Producers — 3.0%
CECEP Solar Energy Co. Ltd., Class A(a)	283,800	375,568
CECEP Wind Power Corp, Class A	451,800	365,270
China National Nuclear Power Co. Ltd., Class A	1,648,347	1,508,315
China Three Gorges Renewables Group Co. Ltd., Class A	2,643,500	2,461,565
China Yangtze Power Co. Ltd., Class A	2,114,888	7,488,426
GD Power Development Co. Ltd., Class A(a)	1,617,200	914,011
Huadian Power International Corp. Ltd., Class A	777,500	498,237
Huaneng Power International Inc., Class A(a)	840,900	876,019
SDIC Power Holdings Co. Ltd., Class A	684,600	1,048,321
Shenzhen Energy Group Co. Ltd., Class A	435,818	413,343
Sichuan Chuantou Energy Co. Ltd., Class A	342,100	632,365

		16,581,440

Industrial Conglomerates — 0.1%
China Baoan Group Co. Ltd., Class A	218,100	460,741

Insurance — 1.9%
China Life Insurance Co. Ltd., Class A	249,600	1,031,782
China Pacific Insurance Group Co. Ltd., Class A	653,416	1,957,765
New China Life Insurance Co. Ltd., Class A	187,400	806,298
People’s Insurance Co. Group of China Ltd. (The), Class A	685,500	473,781
Ping An Insurance Group Co. of China Ltd., Class A	1,027,123	6,415,723

		10,685,349

IT Services — 0.1%
Beijing Sinnet Technology Co. Ltd., Class A	155,999	222,102

Security	Shares	Value

IT Services (continued)
DHC Software Co. Ltd., Class A	279,900	$256,782

		478,884

Life Sciences Tools & Services — 1.1%
Hangzhou Tigermed Consulting Co. Ltd., Class A	36,104	546,395
Joinn Laboratories China Co. Ltd., Class A	31,160	511,500
Pharmaron Beijing Co. Ltd., Class A	93,300	1,071,129
Shanghai Medicilon Inc., Class A	9,506	464,893
WuXi AppTec Co. Ltd., Class A	248,848	3,442,715

		6,036,632

Machinery — 2.7%
China CSSC Holdings Ltd., Class A	404,300	1,399,329
CRRC Corp. Ltd., Class A	2,292,190	1,750,903
Jiangsu Hengli Hydraulic Co. Ltd., Class A	124,424	961,313
Keda Industrial Group Co. Ltd., Class A	155,500	463,153
Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	31,150	445,591
Ningbo Deye Technology Co. Ltd., Class A, NVS	14,400	715,422
North Industries Group Red Arrow Co. Ltd., Class A	132,900	646,627
Riyue Heavy Industry Co. Ltd., Class A	95,982	356,841
Sany Heavy Industry Co. Ltd., Class A	778,350	1,965,669
Shenzhen Inovance Technology Co. Ltd., Class A	248,811	2,438,686
Weichai Power Co. Ltd., Class A	622,000	1,104,392
Wuxi Shangji Automation Co. Ltd., Class A	35,380	857,889
XCMG Construction Machinery Co. Ltd., Class A(a)	716,100	594,073
Zhejiang Dingli Machinery Co. Ltd., Class A	63,098	400,196
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	654,650	596,355

		14,696,439

Marine — 0.4%
COSCO SHIPPING Holdings Co. Ltd., Class A	1,183,450	2,409,076

Media — 0.2%
Focus Media Information Technology Co. Ltd., Class A	1,309,060	1,147,811

Metals & Mining — 5.1%
Aluminum Corp. of China Ltd., Class A(a)	1,214,100	842,309
Anhui Honglu Steel Construction Group Co. Ltd., Class A	71,230	316,364
Baoshan Iron & Steel Co. Ltd., Class A	2,086,570	1,756,424
Chengtun Mining Group Co. Ltd., Class A	249,600	291,753
Chifeng Jilong Gold Mining Co. Ltd., Class A(a)	156,300	423,096
China Minmetals Rare Earth Co. Ltd., Class A(a)	93,300	393,765
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	342,500	1,595,281
CMOC Group Ltd., Class A	1,619,200	1,294,209
Ganfeng Lithium Co. Ltd., Class A	156,670	2,073,544
GEM Co. Ltd., Class A	437,096	633,277
Henan Shenhuo Coal & Power Co. Ltd., Class A	186,600	398,087
Hesteel Co. Ltd., Class A	1,088,500	450,673
Huaibei Mining Holdings Co. Ltd., Class A	217,700	420,419
Hunan Valin Steel Co. Ltd., Class A	656,040	442,513
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	4,203,300	1,409,440
Inner Mongolia ERDOS Resources Co. Ltd., Class A	117,380	317,537
Jiangxi Copper Co. Ltd., Class A	187,000	468,091
Maanshan Iron & Steel Co. Ltd., Class A	559,800	260,086
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	778,300	854,894
Shandong Gold Mining Co. Ltd., Class A	311,428	844,068
Shandong Nanshan Aluminum Co. Ltd., Class A	1,058,600	549,972
Shanxi Meijin Energy Co. Ltd., Class A	404,700	682,884
Shanxi Taigang Stainless Steel Co. Ltd., Class A	529,100	388,709
Shenghe Resources Holding Co. Ltd., Class A	167,800	516,701

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Sinomine Resource Group Co. Ltd., Class A	44,780	$596,320
Tianshan Aluminum Group Co. Ltd., Class A	345,000	373,487
Tibet Summit Resources Co. Ltd., Class A(a)	94,200	401,596
Tongling Nonferrous Metals Group Co. Ltd., Class A	964,900	434,212
Western Mining Co. Ltd., Class A	217,700	363,972
Western Superconducting Technologies Co. Ltd., Class A	62,368	925,232
Xiamen Tungsten Co. Ltd., Class A	124,898	498,007
Yintai Gold Co. Ltd., Class A	218,520	351,640
YongXing Special Materials Technology Co. Ltd., Class A	31,100	660,579
Youngy Co. Ltd., Class A(a)	31,100	603,599
Yunnan Aluminium Co. Ltd., Class A	311,000	463,819
Yunnan Tin Co. Ltd., Class A	155,500	346,922
Zhejiang Huayou Cobalt Co. Ltd., Class A	161,512	2,018,731
Zijin Mining Group Co. Ltd., Class A	1,898,700	2,515,158

		28,177,370

Oil, Gas & Consumable Fuels — 2.6%
China Petroleum & Chemical Corp., Class A	3,051,443	1,862,497
China Shenhua Energy Co. Ltd., Class A	622,499	2,591,647
COSCO SHIPPING Energy Transportation Co. Ltd., Class A(a)	311,049	584,789
Guanghui Energy Co. Ltd., Class A	592,083	855,637
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	186,600	369,091
Jizhong Energy Resources Co. Ltd., Class A	342,100	341,036
PetroChina Co. Ltd., Class A	2,023,900	1,565,523
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	217,700	385,652
Shaanxi Coal Industry Co. Ltd., Class A	903,501	2,557,381
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	217,700	688,330
Shanxi Coking Coal Energy Group Co. Ltd., Class A	388,860	675,214
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	280,300	571,888
Yankuang Energy Group Co. Ltd., Class A	248,800	1,351,268

		14,399,953

Paper & Forest Products — 0.2%
Chengxin Lithium Group Co. Ltd., Class A	93,300	785,563
Shandong Sun Paper Industry JSC Ltd., Class A	249,200	433,858

		1,219,421

Personal Products — 0.3%
By-health Co. Ltd., Class A	155,900	427,125
Proya Cosmetics Co. Ltd., Class A	16,940	442,479
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	31,100	895,060

		1,764,664

Pharmaceuticals — 3.2%
Apeloa Pharmaceutical Co. Ltd., Class A	93,700	267,857
Asymchem Laboratories Tianjin Co. Ltd., Class A	30,380	742,547
Betta Pharmaceuticals Co. Ltd., Class A	31,112	230,843
CanSino Biologics Inc., Class A(a)	10,138	242,976
Changchun High & New Technology Industry Group Inc., Class A	38,540	1,109,044
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	93,300	501,200
Dong-E-E-Jiao Co. Ltd., Class A	62,200	330,122
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	124,800	532,957
Humanwell Healthcare Group Co. Ltd., Class A	155,500	404,795
Jiangsu Hengrui Medicine Co. Ltd., Class A	592,142	3,099,466
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	187,000	305,733
Livzon Pharmaceutical Group Inc., Class A	62,200	292,664
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	161,900	448,563

Security	Shares	Value

Pharmaceuticals (continued)
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	96,327	$270,515
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	186,663	1,213,511
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	109,900	391,314
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	155,960	512,598
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	124,800	407,355
Yunnan Baiyao Group Co. Ltd., Class A	155,560	1,271,955
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	62,299	2,732,512
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	125,204	378,959
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	82,800	575,889
Zhejiang NHU Co. Ltd., Class A	269,868	824,462
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	62,200	421,191

		17,509,028

Real Estate Management & Development — 1.7%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	715,300	1,452,434
China Vanke Co. Ltd., Class A	901,900	2,297,514
Gemdale Corp., Class A	404,718	702,718
Jinke Properties Group Co. Ltd., Class A(a)	500,500	194,385
Poly Developments and Holdings Group Co. Ltd., Class A	1,090,031	2,690,408
Seazen Holdings Co. Ltd., Class A(a)	217,766	675,340
Shanghai Lingang Holdings Corp. Ltd., Class A	186,600	337,129
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	155,500	268,088
Youngor Group Co. Ltd., Class A	435,494	420,819
Zhejiang China Commodities City Group Co. Ltd., Class A	466,500	366,093

		9,404,928

Road & Rail — 0.7%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,797,894	2,615,829
Daqin Railway Co. Ltd., Class A	1,399,500	1,254,775

		3,870,604

Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro-Fabrication Equipment Inc., Class A(a)	62,364	1,124,545
Amlogic Shanghai Co. Ltd., Class A(a)	35,362	443,583
China Resources Microelectronics Ltd., Class A	99,421	747,539
Flat Glass Group Co. Ltd., Class A(a)	155,900	951,246
GCL System Integration Technology Co. Ltd., Class A(a)	530,700	347,828
Gigadevice Semiconductor Beijing Inc., Class A	62,757	1,104,017
Hangzhou First Applied Material Co. Ltd., Class A	131,350	1,361,399
Hangzhou Lion Electronics Co. Ltd., Class A	62,200	524,554
Hangzhou Silan Microelectronics Co. Ltd., Class A	124,400	769,074
Ingenic Semiconductor Co. Ltd., Class A	46,700	617,433
JA Solar Technology Co. Ltd., Class A	217,700	2,509,095
JCET Group Co. Ltd., Class A	156,700	586,673
LONGi Green Energy Technology Co. Ltd., Class A	699,046	6,391,396
Montage Technology Co. Ltd., Class A	124,516	1,057,505
National Silicon Industry Group Co. Ltd., Class A(a)	197,286	591,712
NAURA Technology Group Co. Ltd., Class A	47,900	1,805,930
SG Micro Corp., Class A	37,450	893,874
Shenzhen SC New Energy Technology Corp., Class A	31,100	615,142
StarPower Semiconductor Ltd., Class A	17,700	1,023,458
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	279,999	2,112,574
Tianshui Huatian Technology Co. Ltd., Class A	217,700	286,187
TongFu Microelectronics Co. Ltd., Class A(a)	95,300	233,405
Trina Solar Co. Ltd., Class A	198,643	2,450,565
Unigroup Guoxin Microelectronics Co. Ltd., Class A(a)	62,200	1,945,555
Will Semiconductor Co. Ltd. Shanghai, Class A	125,955	1,968,112
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	62,200	577,489

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	124,401	$1,349,960

		34,389,850

Software — 1.4%
360 Security Technology Inc., Class A	654,700	717,100
Beijing Kingsoft Office Software Inc., Class A	40,944	1,063,323
Beijing Shiji Information Technology Co. Ltd., Class A	174,112	366,978
Hundsun Technologies Inc., Class A	125,602	791,177
Iflytek Co. Ltd., Class A	217,750	1,358,480
NavInfo Co. Ltd., Class A	217,700	451,111
Sangfor Technologies Inc., Class A	41,400	591,962
Shanghai Baosight Software Co. Ltd., Class A	123,091	734,195
Thunder Software Technology Co. Ltd., Class A	42,500	897,754
Yonyou Network Technology Co. Ltd., Class A	311,849	965,569

		7,937,649

Specialty Retail — 1.1%
China Tourism Group Duty Free Corp. Ltd., Class A	186,641	5,817,472
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	342,406	423,654

		6,241,126

Technology Hardware, Storage & Peripherals — 0.5%
China Greatwall Technology Group Co. Ltd., Class A	280,400	402,078
GRG Banking Equipment Co. Ltd., Class A	186,600	254,394
Inspur Electronic Information Industry Co. Ltd., Class A	126,560	455,899
Ninestar Corp., Class A	124,410	926,072
Shenzhen Transsion Holding Co. Ltd., Class A	62,295	655,616

		2,694,059

Textiles, Apparel & Luxury Goods — 0.0%
Zhejiang Semir Garment Co. Ltd., Class A	252,100	199,314

Trading Companies & Distributors — 0.4%
Beijing United Information Technology Co. Ltd., Class A	48,955	666,488

Security	Shares	Value

Trading Companies & Distributors (continued)
China Meheco Co. Ltd., Class A	130,520	$280,511
COSCO SHIPPING Development Co. Ltd., Class A	933,800	389,445
Sichuan New Energy Power Co. Ltd., Class A(a)	122,900	427,663
Xiamen C & D Inc., Class A	248,800	414,066

		2,178,173

Transportation Infrastructure — 0.3%
Liaoning Port Co Ltd., Class A	1,523,900	381,772
Shanghai International Airport Co. Ltd., Class A(a)	93,322	713,708
Shanghai International Port Group Co. Ltd., Class A	872,400	709,119

		1,804,599

Wireless Telecommunication Services — 0.3%
China United Network Communications Ltd., Class A	3,073,800	1,567,321

Total Common Stocks — 99.8% (Cost: $432,965,208)		549,402,484

Rights

Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd., Class A, (Expires 12/31/49)(a)	30,064	—

Total Rights — 0.0% (Cost: $0)		—

Total Investments in Securities — 99.8% (Cost: $432,965,208)		549,402,484

Other Assets Less Liabilities — 0.2%		902,762

Net Assets — 100.0%		$550,305,246

(a)	Non-income producing security.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE China A50	26	08/30/22	$356	$(8,123)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,123	$—	$—	$—	$8,123

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI China A ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(180,659)	$—	$—	$—	$(180,659)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$59,587	$—	$—	$—	$59,587

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$660,478

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,515,771	$542,886,713	$—	$549,402,484
Rights	—	—	—	—

	$6,515,771	$542,886,713	$—	$549,402,484

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(8,123)	$—	$(8,123)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

July 31, 2022

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,196,428,467	$549,402,484
Investments, at value — affiliated(c)	56,387,119	—
Cash	6,504	119,855
Foreign currency, at value(d)	46,247,591	867,825
Cash pledged for futures contracts	14,782,000	29,000
Receivables:
Securities lending income — affiliated	42,100	—
Dividends — unaffiliated	53,331,506	6,547
Dividends — affiliated	2,982	—

Total assets	5,367,228,269	550,425,711

LIABILITIES
Collateral on securities loaned, at value	53,359,515	—
Payables:
Investments purchased	13,037,692	—
Variation margin on futures contracts	3,600,212	4,500
Investment advisory fees	3,536,231	115,965

Total liabilities	73,533,650	120,465

NET ASSETS	$5,293,694,619	$550,305,246

NET ASSETS CONSIST OF
Paid-in capital	$9,533,354,075	$554,306,725
Accumulated loss	(4,239,659,456)	(4,001,479)

NET ASSETS	$5,293,694,619	$550,305,246

NET ASSET VALUE
Shares outstanding	174,300,000	15,550,000

Net asset value	$30.37	$35.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$6,291,316,208	$432,965,208
(b) Securities loaned, at value	$50,943,271	$—
(c) Investments, at cost — affiliated	$56,385,784	$—
(d) Foreign currency, at cost	$46,248,739	$866,126

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	iShares China Large-Cap ETF	iShares MSCI China A ETF

INVESTMENT INCOME
Dividends — unaffiliated	$163,107,166	$11,295,344
Dividends — affiliated	14,876	—
Interest — unaffiliated	11,023	358
Securities lending income — affiliated — net	362,637	—
Foreign taxes withheld	(13,591,804)	(1,133,329)

Total investment income	149,903,898	10,162,373

EXPENSES
Investment advisory fees	38,759,462	4,374,669
Commitment fees	—	8,570
Professional fees	217	217

Total expenses	38,759,679	4,383,456

Less:
Investment advisory fees waived	—	(2,633,588)

Total expenses after fees waived	38,759,679	1,749,868

Net investment income	111,144,219	8,412,505

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(693,885,294)	(100,068,113)
Investments — affiliated	(106)	—
In-kind redemptions — unaffiliated(a)	3,989,018	—
Futures contracts	(6,121,002)	(180,659)
Foreign currency transactions	(89,831)	55,643

	(696,107,215)	(100,193,129)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(869,493,954)	(67,358,377)
Investments — affiliated	(14,220)	—
Futures contracts	(6,343,835)	59,587
Foreign currency translations	(9,375)	(2,069)

	(875,861,384)	(67,300,859)

Net realized and unrealized loss	(1,571,968,599)	(167,493,988)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,460,824,380)	$(159,081,483)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares China Large-Cap ETF		iShares MSCI China A ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$111,144,219	$77,403,606	$8,412,505	$7,615,518
Net realized loss	(696,107,215)	(291,904,538)	(100,193,129)	(11,951,056)
Net change in unrealized appreciation (depreciation)	(875,861,384)	46,397,705	(67,300,859)	72,482,786

Net increase (decrease) in net assets resulting from operations	(1,460,824,380)	(168,103,227)	(159,081,483)	68,147,248

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(82,196,257)	(75,177,990)	(8,184,031)	(6,046,186)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,024,227,917	1,626,058,494	90,044,292	81,420,345

NET ASSETS
Total increase (decrease) in net assets	481,207,280	1,382,777,277	(77,221,222)	143,521,407
Beginning of year	4,812,487,339	3,429,710,062	627,526,468	484,005,061

End of year	$5,293,694,619	$4,812,487,339	$550,305,246	$627,526,468

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$40.36	$41.57	$41.63	$43.14	$42.57

Net investment income(a)	0.75	0.88	0.89	1.07	1.27
Net realized and unrealized gain (loss)(b)	(10.16)	(1.26)	0.17	(1.73)	0.80

Net increase (decrease) from investment operations	(9.41)	(0.38)	1.06	(0.66)	2.07

Distributions from net investment income(c)	(0.58)	(0.83)	(1.12)	(0.85)	(1.50)

Net asset value, end of year	$30.37	$40.36	$41.57	$41.63	$43.14

Total Return(d)
Based on net asset value	(23.54)%	(1.13)%	2.59%	(1.44)%	4.73%

Ratios to Average Net Assets(e)
Total expenses	0.74%	0.74%	0.74%	0.74%	0.74%

Net investment income	2.12%	1.90%	2.18%	2.55%	2.75%

Supplemental Data
Net assets, end of year (000)	$5,293,695	$4,812,487	$3,429,710	$5,039,411	$4,096,070

Portfolio turnover rate(f)	29%	62%	18%	14%	18%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China A ETF

	Year Ended 07/31/22	Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of year	$41.70	$36.39		$28.68		$27.06		$29.19

Net investment income(a)	0.46	0.52		0.59		0.84		0.56
Net realized and unrealized gain (loss)(b)	(6.29)	5.22		7.47		1.67		(2.38)

Net increase (decrease) from investment operations	(5.83)	5.74		8.06		2.51		(1.82)

Distributions(c)
From net investment income	(0.48)	(0.43)		(0.35)		(0.19)		(0.31)
From net realized gain	—	—		—		(0.70)		—

Total distributions	(0.48)	(0.43)		(0.35)		(0.89)		(0.31)

Net asset value, end of year	$35.39	$41.70		$36.39		$28.68		$27.06

Total Return(d)
Based on net asset value	(14.18)%	15.79%		28.40%		9.97%		(6.33	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.60%	0.60%		0.63%		0.65%		0.65%

Total expenses after fees waived	0.24%	0.24%		0.24%		0.24%		0.55%

Net investment income	1.15%	1.24%		1.98%		3.10%		1.81%

Supplemental Data
Net assets, end of year (000)	$550,305	$627,526		$484,005		$141,989		$13,529

Portfolio turnover rate(g)	64%	38	%(h)	31	%(h)	44	%(h)	154%

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -6.54%.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(h) Portfolio turnover rate excluding cash creations was as follows:	—	24%		28%		22%		—

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
MSCI China A	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

China Large-Cap
BofA Securities, Inc.	$20,726,490	$(20,726,490)	$—		$—
Goldman Sachs & Co. LLC	9,199,542	(9,199,542)	—		—
Morgan Stanley	21,017,239	(21,017,239)	—		—

	$50,943,271	$(50,943,271)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $6 billion	0.74%
Over $6 billion, up to and including $9 billion	0.67
Over $9 billion, up to and including $12 billion	0.60
Over $12 billion	0.54

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.60%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after fee waiver to 0.24%, and currently intends to keep such voluntary fee waiver for the Fund in place through December 31, 2022. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
MSCI China A	$2,633,588

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
China Large-Cap	$98,189

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
China Large-Cap	$38,369,436	$42,714,411	$(2,807,646)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

China Large-Cap	$3,564,024,878	$1,522,608,661
MSCI China A	553,412,993	462,382,076

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$—	$23,061,884

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
China Large-Cap	$(1,620,904)	$1,620,904

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
China Large-Cap
Ordinary income	$82,196,257	$75,177,990

MSCI China A
Ordinary income	$8,184,031	$6,046,186

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

China Large-Cap	$100,228,286	$(2,902,220,355)	$(1,437,667,387)		$(4,239,659,456)
MSCI China A	6,499,535	(98,953,389)	88,452,375		(4,001,479)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

China Large-Cap	$6,690,467,261	$197,551,667	$(1,635,203,342)	$(1,437,651,675)
MSCI China A	460,943,624	149,081,076	(60,630,339)	88,450,737

9.	LINE OF CREDIT

The iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended July 31, 2022, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The iShares MSCI China A ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers,

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

China Large-Cap
Shares sold	55,800,000	$2,047,521,737	50,700,000	$2,298,663,625
Shares redeemed	(750,000)	(23,293,820)	(13,950,000)	(672,605,131)

	55,050,000	$2,024,227,917	36,750,000	$1,626,058,494

MSCI China A
Shares sold	10,350,000	$432,813,220	3,900,000	$168,647,485
Shares redeemed	(9,850,000)	(342,768,928)	(2,150,000)	(87,227,140)

	500,000	$90,044,292	1,750,000	$81,420,345

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares China Large-Cap ETF iShares MSCI China A ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

China Large-Cap	$135,916,432
MSCI China A	10,967,723

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

China Large-Cap	$177,454,999	$12,416,686
MSCI China A	11,295,344	1,133,408

I M P O R T A N T T A X I N F O R M A T I O N	35

Board Review and Approval of Investment Advisory Contract

iShares China Large-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI China A ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI China A(a)	$0.445521	$—	$0.030511	$0.476032	94%	—%	6%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive (applicable to iShares China Large-Cap ETF only)

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

China Large-Cap	$435,514	$203,631	$231,883	661	$53,308	$5,509

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to iShares China Large-Cap ETF only)

The Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	41

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviations

JSC	Joint Stock Company

NVS	Non-Voting Shares

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Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI EAFE Min Vol Factor ETF | EFAV | Cboe BZX

•	iShares MSCI USA Small-Cap Min Vol Factor ETF | SMMV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF

Investment Objective

The iShares MSCI EAFE Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.76)%	1.37%	5.39%	(12.76)%	7.06%	68.99%
Fund Market	(12.83)	1.31	5.35	(12.83)	6.70	68.33
Index	(13.06)	1.30	5.39	(13.06)	6.68	69.12

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was October 18, 2011. The first day of secondary market trading was October 20, 2011.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 916.20	$ 0.95		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI EAFE Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility stocks in developed markets outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Japanese stocks detracted the most from the Index’s return, driven by the industrials sector. Although increased e-commerce raised earnings for delivery and logistics services, an unbalanced economic recovery weighed on the transportation industry. Japan’s economy shrank in the first quarter as supply chain disruptions dampened exports and production. Exports to China, Japan’s largest export market, slowed amid China’s coronavirus-related lockdown measures, which idled factories and warehouses and slowed deliveries of goods. Passenger rail operators posted improved earnings, but their stocks did not fully recover from lows related to domestic pandemic emergency measures. These restrictions also weighed on Japan’s consumer discretionary sector, constraining retail sales. In addition, as the Japanese yen weakened, reaching a 24-year low against the U.S. dollar in July 2022, prices for imported goods rose. The information technology sector also detracted as a global shortage of semiconductors interrupted electronics production.

Swiss stocks, particularly in the industrials and materials sectors, also weighed on the Index’s performance. In the industrials sector, machinery and building products companies contended with rising materials costs, in addition to construction delays in end markets such as China, where regulatory curbs on borrowing weakened the property industry. The Swiss materials sector also declined, most notably the chemicals industry, which was pressured by rising raw materials costs and supply chain disruptions.

French stocks further detracted as rising interest rates, soaring inflation, and the declining economic outlook dampened consumer spending. Hong Kong stocks also detracted, as economic growth in China slowed amid pandemic-related lockdowns.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI EAFE Index. The Index seeks exposure to stocks that experience lower volatility, which were in high demand later in the reporting period as investors sought refuge from volatility induced by elevated inflation, interest rate increases, and geopolitical instability. An underweight position in the consumer discretionary sector, particularly the internet and direct marketing retail industry, contributed to relative performance, as did an overweight position in utilities. Conversely, an underweight in the energy sector detracted the most from relative return. From a country perspective, an underweight in Germany contributed to relative performance, whereas an underweight in the U.K. detracted.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	18.5%
Consumer Staples	16.2
Industrials	13.5
Financials	12.7
Communication Services	9.5
Utilities	7.9
Materials	7.0
Consumer Discretionary	6.2
Information Technology	4.9
Real Estate	2.6
Energy	1.0

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	27.6%
Switzerland	15.3
United Kingdom	10.7
Hong Kong	7.6
France	6.1
Germany	4.6
Denmark	4.4
Singapore	4.4
Australia	4.2
Netherlands	2.8

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Fund Summary as of July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Investment Objective

The iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market, as represented by the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(4.17)%	6.86%	7.92%	(4.17)%	39.34%	56.78%
Fund Market	(4.19)	6.87	7.92	(4.19)	39.42	56.75
Index	(4.00)	7.07	8.13	(4.00)	40.72	58.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 7, 2016. The first day of secondary market trading was September 9, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 989.20	$ 0.99		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Portfolio Management Commentary

Stocks of small-market-capitalization companies with lower volatility characteristics declined moderately during the reporting period. Higher inflation, rising interest rates, and a weakening outlook for economic growth sent markets lower and led investors to seek relatively lower-risk investments.

Healthcare companies detracted the most from the Index’s return. Disappointing clinical trial results led to sharp declines for several small biotechnology companies, which typically have narrower product lines than their larger competitors and are thus more vulnerable to failure. A monoclonal antibody treatment for eosinophilic gastrointestinal diseases failed to show any meaningful improvement in patients in late-stage trials despite promising mid-stage results. Research into combinations of monoclonal antibodies to treat certain squamous cell carcinomas ended abruptly following the deaths of several patients in mid-stage clinical trials. The healthcare equipment and supplies industry also weighed on the Index’s performance. Supply constraints pressured revenues at some healthcare equipment manufacturers. Government-imposed lockdowns to curb the spread of coronavirus variants disrupted production at China-based manufacturing operations, and global semiconductor shortages delayed fulfillment of orders for medical testing equipment.

The communication services sector also detracted from the Index’s return. The media and entertainment industry declined amid concerns about the sustainability of recent growth. High content licensing fees offset strong revenues from sports-related streaming, hindering profitability. Revenue from digital news subscriptions and online games, which posted strong growth early in the coronavirus pandemic when consumers spent more time at home, showed signs of slowing. The telecommunications industry was another source of weakness. One service provider’s stock declined sharply after a series of ransomware cyberattacks forced the company to divert some customers’ traffic from its platform.

In terms of relative performance, the Index outperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. Stocks with low volatility characteristics outperformed the broader market as investor uncertainty rose amid escalating inflation, rising interest rates, and slowing economic growth. An overweight position in the utilities sector contributed the most to relative performance. An underweight position in the consumer discretionary sector and an overweight position in the consumer staples sector also proved beneficial. Conversely, an underweight position in the energy sector and overweight positions in the healthcare and communication services sectors detracted from relative performance. However, beneficial stock selection in healthcare outweighed the negative impact of healthcare allocation on relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	18.1%
Financials	15.0
Industrials	12.9
Consumer Staples	8.8
Consumer Discretionary	8.3
Information Technology	8.2
Materials	8.0
Utilities	7.8
Real Estate	6.8
Communication Services	5.0
Energy	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Murphy USA Inc.	1.5%
United Therapeutics Corp.	1.5
Change Healthcare Inc.	1.5
Flowers Foods Inc.	1.4
Royal Gold Inc.	1.4
Landstar System Inc.	1.4
AGNC Investment Corp.	1.3
IDACORP Inc.	1.3
AptarGroup Inc.	1.3
FTI Consulting Inc.	1.3

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.2%
Brambles Ltd.	803,136	$6,464,202
Cochlear Ltd.	28,423	4,284,110
Coles Group Ltd.	1,227,802	16,170,566
Commonwealth Bank of Australia	327,788	23,278,652
CSL Ltd.	92,539	18,842,512
Medibank Pvt Ltd.	4,114,891	9,894,387
Newcrest Mining Ltd.	1,514,711	20,412,634
Rio Tinto PLC	80,113	4,836,380
Sonic Healthcare Ltd.	480,601	11,573,600
Telstra Corp. Ltd.	6,622,868	18,100,359
Transurban Group	1,607,546	16,431,833
Wesfarmers Ltd.	1,865,351	61,119,180
Woolworths Group Ltd.	1,467,310	38,603,579

		250,011,994

Belgium — 1.6%
Groupe Bruxelles Lambert SA	596,721	52,818,802
Proximus SADP	1,208,418	16,745,041
Sofina SA	28,204	6,605,073
UCB SA	206,661	16,148,231

		92,317,147

Denmark — 4.4%
Carlsberg A/S, Class B	64,007	8,278,786
Chr Hansen Holding A/S	320,398	20,970,950
Coloplast A/S, Class B	412,691	48,300,907
DSV A/S	38,838	6,544,238
Genmab A/S(a)	73,085	26,005,098
Novo Nordisk A/S, Class B	748,287	87,155,795
Novozymes A/S, Class B	515,032	32,900,379
Orsted A/S(b)	28,033	3,263,507
Tryg A/S	1,061,388	24,201,072

		257,620,732

Finland — 2.0%
Elisa OYJ	936,128	51,772,633
Kone OYJ, Class B	777,478	35,531,858
Nokia OYJ	1,744,890	9,088,399
Orion OYJ, Class B	411,209	19,630,085

		116,022,975

France — 6.1%
Air Liquide SA	278,726	38,319,911
BioMerieux	131,639	14,248,255
Carrefour SA	1,782,629	30,379,640
Danone SA	400,011	22,056,269
Dassault Systemes SE	200,878	8,615,993
EssilorLuxottica SA	67,387	10,565,091
Eurofins Scientific SE	193,719	15,102,016
Getlink SE	264,231	5,288,405
Hermes International	20,936	28,723,016
La Francaise des Jeux SAEM(b)	82,461	2,945,344
L’Oreal SA	96,884	36,627,706
Orange SA	3,397,365	34,715,744
Pernod Ricard SA	129,773	25,493,172
Sanofi	783,599	77,868,991
SEB SA	133,895	11,272,676

		362,222,229

Germany — 4.5%
Beiersdorf AG	308,132	31,776,028
Deutsche Boerse AG	117,589	20,526,959

Security	Shares	Value

Germany (continued)
Deutsche Telekom AG, Registered	2,058,266	$39,104,944
Knorr-Bremse AG	177,130	10,552,617
Merck KGaA	206,203	39,273,551
QIAGEN NV(a)	1,065,816	53,415,258
Siemens Healthineers AG(b)	357,513	18,320,263
Symrise AG	454,318	53,012,369
Telefonica Deutschland Holding AG	1,235,668	3,285,183

		269,267,172

Hong Kong — 7.5%
BOC Hong Kong Holdings Ltd.	4,559,000	16,491,337
CK Infrastructure Holdings Ltd.	4,163,000	26,105,230
CLP Holdings Ltd.	7,632,500	64,720,314
Hang Seng Bank Ltd.	3,419,000	55,150,574
HK Electric Investments & HK Electric Investments Ltd., Class SS	21,424,500	19,377,820
HKT Trust & HKT Ltd., Class SS	27,269,349	38,207,499
Hong Kong & China Gas Co. Ltd.	12,327,799	13,019,785
Jardine Matheson Holdings Ltd.	546,600	28,869,124
Link REIT	4,575,300	38,315,068
MTR Corp. Ltd.	12,621,248	66,835,874
Power Assets Holdings Ltd.	11,078,000	72,535,916
Sun Hung Kai Properties Ltd.	595,000	7,102,593

		446,731,134

Ireland — 0.8%
Kerry Group PLC, Class A	434,615	45,874,097

Israel — 2.3%
Azrieli Group Ltd.	59,351	4,757,395
Bank Hapoalim BM	3,436,301	32,026,338
Bank Leumi Le-Israel BM	4,151,422	40,366,804
Check Point Software Technologies Ltd.(a)	204,675	25,502,502
ICL Group Ltd.	1,564,646	14,257,706
Isracard Ltd.	2	5
Mizrahi Tefahot Bank Ltd.	492,764	18,319,014

		135,229,764

Italy — 2.4%
DiaSorin SpA	110,881	15,417,164
Eni SpA	708,957	8,522,074
Ferrari NV	154,532	32,816,760
FinecoBank Banca Fineco SpA	704,177	8,751,486
Infrastrutture Wireless Italiane SpA(b)	1,818,498	19,109,457
Recordati Industria Chimica e Farmaceutica SpA	473,298	20,990,432
Snam SpA	5,590,692	28,051,477
Terna - Rete Elettrica Nazionale	1,343,118	10,282,647

		143,941,497

Japan — 27.4%
Ajinomoto Co. Inc.	788,100	20,739,622
Astellas Pharma Inc.	281,400	4,407,114
Bandai Namco Holdings Inc.	105,800	8,265,350
Bridgestone Corp.	394,900	15,403,412
Canon Inc.	1,929,800	45,654,859
Central Japan Railway Co.	122,900	14,391,206
Chubu Electric Power Co. Inc.	2,589,400	27,622,193
Chugai Pharmaceutical Co. Ltd.	819,700	23,027,656
East Japan Railway Co.	609,900	31,841,027
ENEOS Holdings Inc.	5,751,000	22,247,181
Fast Retailing Co. Ltd.	7,600	4,602,486
FUJIFILM Holdings Corp.	426,400	24,356,830
Hamamatsu Photonics KK	154,500	7,020,615

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hankyu Hanshin Holdings Inc.	264,600	$7,675,180
Hikari Tsushin Inc.	44,100	4,859,300
Hirose Electric Co. Ltd.	248,000	35,629,029
Hitachi Metals Ltd.(a)	1,743,000	26,801,853
Idemitsu Kosan Co. Ltd.	1,038,500	27,005,986
ITOCHU Corp.	1,583,200	46,086,415
Itochu Techno-Solutions Corp.	254,900	6,831,241
Japan Post Bank Co. Ltd.(c)	3,220,000	25,758,902
Japan Post Holdings Co. Ltd.	3,924,300	28,254,297
Japan Tobacco Inc.	1,415,400	25,414,372
Kao Corp.	142,800	6,210,999
KDDI Corp.	1,053,100	33,764,827
Keio Corp.	335,600	12,850,156
Keisei Electric Railway Co. Ltd.	167,700	4,597,803
Kintetsu Group Holdings Co. Ltd.	801,900	26,500,340
Kirin Holdings Co. Ltd.	243,300	4,001,884
Kobayashi Pharmaceutical Co. Ltd.	111,100	7,401,470
Kyowa Kirin Co. Ltd.	190,100	4,481,650
McDonald’s Holdings Co. Japan Ltd.	701,400	26,327,353
MEIJI Holdings Co. Ltd.	582,200	30,396,665
Mitsubishi Corp.	799,800	23,769,478
Mitsubishi UFJ Financial Group Inc.	3,791,200	21,361,485
Mizuho Financial Group Inc.	4,442,420	52,981,960
MonotaRO Co. Ltd.	550,600	9,831,147
MS&AD Insurance Group Holdings Inc.	170,800	5,539,272
Murata Manufacturing Co. Ltd.	146,800	8,574,690
NEC Corp.	444,100	16,393,698
Nintendo Co. Ltd.	11,300	5,053,055
Nippon Express Holdings Inc.	61,900	3,698,859
Nippon Prologis REIT Inc.	16,501	42,910,948
Nippon Shinyaku Co. Ltd.	139,700	8,646,253
Nippon Telegraph & Telephone Corp.	2,019,300	57,681,948
Nissin Foods Holdings Co. Ltd.	414,900	30,049,579
Nitori Holdings Co. Ltd.	323,700	34,246,998
Nitto Denko Corp.	45,700	2,942,864
Nomura Research Institute Ltd.	219,500	6,594,724
Obic Co. Ltd.	161,900	25,882,893
Odakyu Electric Railway Co. Ltd.	606,900	8,704,411
Ono Pharmaceutical Co. Ltd.	1,350,400	37,971,760
Oracle Corp. Japan	88,200	5,500,876
Oriental Land Co. Ltd./Japan	210,500	31,959,942
Osaka Gas Co. Ltd.	1,582,500	28,450,338
Otsuka Corp.	293,900	9,165,472
Otsuka Holdings Co. Ltd.	1,250,500	44,671,549
Pan Pacific International Holdings Corp.	1,102,800	17,171,114
Secom Co. Ltd.	499,100	33,334,922
Sekisui House Ltd.	890,500	15,771,998
Seven & i Holdings Co. Ltd.	579,200	23,608,312
SG Holdings Co. Ltd.	1,670,000	31,871,170
Shimano Inc.	126,000	21,047,822
Shionogi & Co. Ltd.	165,100	8,468,218
Shizuoka Bank Ltd. (The)	2,184,100	13,216,899
SoftBank Corp.	6,189,800	71,568,024
Sumitomo Mitsui Financial Group Inc.	256,000	8,031,255
Suntory Beverage & Food Ltd.	824,000	32,512,931
Takeda Pharmaceutical Co. Ltd.	1,125,100	33,010,650
Tobu Railway Co. Ltd.	694,900	16,500,318
Tokio Marine Holdings Inc.	206,500	12,088,493
Tokyo Gas Co. Ltd.	992,500	19,493,601
Tokyu Corp.	260,800	3,197,819

Security	Shares	Value

Japan (continued)
Trend Micro Inc/Japan	158,400	$9,205,290
USS Co. Ltd.	1,785,900	35,043,852
Welcia Holdings Co. Ltd.	767,800	17,148,738
West Japan Railway Co.	327,800	12,040,328
Yakult Honsha Co. Ltd.	327,000	19,914,132
Yamato Holdings Co. Ltd.	487,100	8,523,763

		1,625,783,121

Netherlands — 2.7%
Davide Campari-Milano NV	404,279	4,488,249
Heineken NV	130,841	12,899,196
Koninklijke Ahold Delhaize NV	2,770,295	76,290,391
Koninklijke DSM NV	143,197	22,932,864
Koninklijke KPN NV	2,788,438	9,199,030
OCI NV	75,279	2,613,434
Wolters Kluwer NV	310,581	33,729,799

		162,152,963

New Zealand — 0.5%
Auckland International Airport Ltd.(a)	1,943,701	9,127,025
Fisher & Paykel Healthcare Corp. Ltd.	560,360	7,493,484
Spark New Zealand Ltd.	4,793,020	15,412,315

		32,032,824

Norway — 0.2%
Telenor ASA	1,172,013	14,233,099

Portugal — 0.8%
Jeronimo Martins SGPS SA	1,906,498	44,129,605

Singapore — 4.3%
DBS Group Holdings Ltd.	2,277,200	51,961,939
Oversea-Chinese Banking Corp. Ltd.(c)	4,734,999	40,127,684
Singapore Exchange Ltd.	6,141,500	44,025,903
Singapore Technologies Engineering Ltd.	11,479,800	33,472,335
Singapore Telecommunications Ltd.	15,021,500	28,406,750
United Overseas Bank Ltd.	2,501,100	49,900,280
Venture Corp. Ltd.	726,300	9,253,221

		257,148,112

Spain — 1.3%
Aena SME SA(a)(b)	63,453	8,026,147
Cellnex Telecom SA(b)	117,525	5,256,785
Endesa SA	659,689	12,091,717
Grifols SA(c)	693,001	10,112,009
Iberdrola SA	1,299,152	13,872,960
Iberdrola SA, NVS	36,610	390,257
Red Electrica Corp. SA	1,447,446	28,457,343

		78,207,218

Sweden — 0.5%
Telefonaktiebolaget LM Ericsson, Class B	1,485,863	11,301,836
Telia Co. AB	4,458,114	16,469,819

		27,771,655

Switzerland — 15.2%
Alcon Inc.	58,715	4,621,110
Bachem Holding AG, Class A	40,266	2,715,276
Barry Callebaut AG, Registered	15,402	34,125,629
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	2,614	28,907,341
EMS-Chemie Holding AG, Registered	55,953	44,431,419
Geberit AG, Registered	56,763	29,895,747
Givaudan SA, Registered	21,120	73,826,157
Kuehne + Nagel International AG, Registered	165,628	44,607,153

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Logitech International SA, Registered	242,856	$13,663,604
Lonza Group AG, Registered	35,807	21,761,751
Nestle SA, Registered	757,877	92,860,598
Novartis AG, Registered	1,002,770	86,167,655
Partners Group Holding AG	9,846	10,749,330
Roche Holding AG, Bearer	165,534	67,482,357
Roche Holding AG, NVS	261,666	86,874,294
Schindler Holding AG, Participation Certificates, NVS	86,760	16,958,006
Schindler Holding AG, Registered	160,056	30,392,512
SGS SA, Registered	17,891	43,662,404
Swatch Group AG (The), Registered	77,119	3,851,222
Swiss Prime Site AG, Registered	624,300	56,850,995
Swisscom AG, Registered	152,625	82,514,772
Vifor Pharma AG (a)	94,550	16,519,058
Zurich Insurance Group AG	18,785	8,200,185

		901,638,575

United Kingdom — 10.6%
Admiral Group PLC	1,093,681	25,561,052
AstraZeneca PLC	462,287	60,809,790
Bunzl PLC	533,113	20,008,078
Croda International PLC	615,297	56,268,909
DCC PLC	91,036	5,943,677
Diageo PLC	128,977	6,109,880
GSK PLC	2,789,358	58,604,977
Haleon PLC(a)	3,486,701	12,390,131
Halma PLC	177,349	4,994,658
Hikma Pharmaceuticals PLC	585,717	12,380,299
HSBC Holdings PLC	6,775,680	42,442,568
J Sainsbury PLC	6,868,459	18,528,151
National Grid PLC	5,507,526	75,836,394
Reckitt Benckiser Group PLC	628,561	50,985,558
RELX PLC	1,268,637	37,563,632
Rentokil Initial PLC	605,849	4,000,396
Sage Group PLC (The)	649,673	5,598,955
Segro PLC	287,096	3,840,764

Security	Shares	Value

United Kingdom (continued)
Severn Trent PLC	386,596	$13,898,831
Spirax-Sarco Engineering PLC	27,536	4,017,748
Tesco PLC	12,330,610	39,545,938
Unilever PLC	1,250,865	60,920,737
United Utilities Group PLC	740,364	9,836,872

		630,087,995

Total Long-Term Investments — 99.3% (Cost: $6,130,648,672)		5,892,423,908

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	2,760,389	2,760,113
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	980,000	980,000

Total Short-Term Securities — 0.1% (Cost: $3,739,450)		3,740,113

Total Investments in Securities — 99.4% (Cost: $6,134,388,122)		5,896,164,021

Other Assets Less Liabilities — 0.6%		37,810,936

Net Assets — 100.0%		$5,933,974,957

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,716,984	$—	$(17,948,162	)(a)	$401	$(9,110)	$2,760,113	2,760,389	$103,874	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,300,000	—	(1,320,000	)(a)	—	—	980,000	980,000	13,176		—

					$401	$(9,110)	$3,740,113		$117,050		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	76	09/08/22	$11,084	$(70,372)
SPI 200 Index	64	09/15/22	7,739	378,550
Euro STOXX 50 Index	182	09/16/22	6,923	412,886
FTSE 100 Index	66	09/16/22	5,944	164,939
2-Year U.S. Treasury Note	36	09/30/22	7,577	(16,818)

				$869,185

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$956,375	$—	$—	$—	$956,375

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$70,372	$—	$16,818	$—	$87,190

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(43,189)	$—	$(25,423)	$—	$(68,612)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,433,942	$—	$(16,818)	$—	$1,417,124

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$62,263,442

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2022	iShares® MSCI EAFE Min Vol Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$73,789,511	$5,818,634,397	$—	$5,892,423,908
Money Market Funds	3,740,113	—	—	3,740,113

	$77,529,624	$5,818,634,397	$—	$5,896,164,021

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$956,375	$—	$956,375
Liabilities
Futures Contracts	(16,818)	(70,372)	—	(87,190)

	$(16,818)	$886,003	$—	$869,185

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings Inc.(a)	37,017	$1,617,273
BWX Technologies Inc.	44,452	2,519,539
National Presto Industries Inc.	9,913	705,805
Parsons Corp.(a)(b)	13,090	565,881

		5,408,498

Air Freight & Logistics — 0.5%
Air Transport Services Group Inc.(a)	32,189	1,008,803
Atlas Air Worldwide Holdings Inc.(a)	7,439	563,207
Forward Air Corp.	4,777	501,251
Hub Group Inc., Class A(a)	19,340	1,477,576

		3,550,837

Auto Components — 1.1%
Dorman Products Inc.(a)(b)	40,917	4,136,299
Gentex Corp.	108,057	3,049,369
Standard Motor Products Inc.	20,626	943,433

		8,129,101

Banks — 4.4%
Arrow Financial Corp.	32,978	1,106,412
Bank First Corp.	14,042	1,080,111
Capital City Bank Group Inc.	28,769	931,828
CBTX Inc.	30,888	955,984
City Holding Co.	23,821	2,067,425
Commerce Bancshares Inc.	58,629	4,074,129
Community Bank System Inc.	4,977	335,101
CVB Financial Corp.	32,180	858,241
Eastern Bankshares Inc.	297,427	6,067,511
First Financial Corp./IN(b)	23,961	1,119,458
First Interstate BancSystem Inc., Class A	19,255	785,219
German American Bancorp. Inc.	45,152	1,708,552
HarborOne Bancorp Inc.	92,805	1,345,672
Nicolet Bankshares Inc.(a)(b)	17,780	1,422,044
Northwest Bancshares Inc.	177,639	2,554,449
Origin Bancorp Inc.	39,504	1,701,437
Park National Corp.	27,083	3,508,873
Westamerica Bancorp	43,144	2,589,071

		34,211,517

Biotechnology — 7.8%
2seventy bio Inc.(a)	32,158	462,754
Agios Pharmaceuticals Inc.(a)(b)	35,490	765,519
Albireo Pharma Inc.(a)	32,031	665,924
Alkermes PLC(a)	220,235	5,638,016
AnaptysBio Inc.(a)(b)	30,543	639,570
Arcutis Biotherapeutics Inc.(a)	29,252	709,654
Blueprint Medicines Corp.(a)	8,442	431,049
Celularity Inc.(a)(b)	49,261	148,276
Coherus Biosciences Inc.(a)	113,944	965,106
Eagle Pharmaceuticals Inc./DE(a)	21,905	869,629
Enanta Pharmaceuticals Inc.(a)	36,246	1,998,967
EQRx Inc.(a)(b)	270,121	1,472,159
Exelixis Inc.(a)	423,521	8,860,059
Geron Corp.(a)(b)	420,362	798,688
Halozyme Therapeutics Inc.(a)(b)	108,643	5,312,643
Ionis Pharmaceuticals Inc.(a)(b)	103,923	3,903,348
Ironwood Pharmaceuticals Inc.(a)	267,627	3,064,329
iTeos Therapeutics Inc.(a)	31,415	768,411
Madrigal Pharmaceuticals Inc.(a)(b)	6,503	408,518
Mirati Therapeutics Inc.(a)	8,546	550,362

Security	Shares	Value

Biotechnology (continued)
Mirum Pharmaceuticals Inc.(a)	15,767	$395,752
Point Biopharma Global Inc.(a)(b)	61,786	453,509
PTC Therapeutics Inc.(a)(b)	54,782	2,385,756
Sarepta Therapeutics Inc.(a)	12,412	1,153,695
Syndax Pharmaceuticals Inc.(a)	33,018	672,577
United Therapeutics Corp.(a)	50,089	11,574,065
Vanda Pharmaceuticals Inc.(a)	96,601	1,041,359
Vir Biotechnology Inc.(a)	31,082	864,390
Xencor Inc.(a)(b)	103,552	2,970,907

		59,944,991

Building Products — 1.1%
AAON Inc.(b)	21,307	1,282,042
Carlisle Companies Inc.	14,355	4,250,516
CSW Industrials Inc.	26,105	3,118,764

		8,651,322

Capital Markets — 1.5%
Diamond Hill Investment Group Inc.	5,378	1,028,112
Freedom Holding Corp./NV(a)(b)	31,060	1,662,642
Houlihan Lokey Inc.	40,335	3,410,728
Morningstar Inc.	8,263	2,109,957
Virtu Financial Inc., Class A	153,351	3,577,679

		11,789,118

Chemicals — 2.8%
Ashland Global Holdings Inc.	17,876	1,796,002
Balchem Corp.	42,535	5,774,552
GCP Applied Technologies Inc.(a)	89,526	2,820,069
NewMarket Corp.	14,510	4,509,708
Sensient Technologies Corp.	53,195	4,573,706
Stepan Co.	21,017	2,358,317

		21,832,354

Commercial Services & Supplies — 1.2%
Brady Corp., Class A, NVS	40,645	1,944,863
Casella Waste Systems Inc., Class A(a)	42,809	3,465,388
Ennis Inc.	49,542	1,082,493
Stericycle Inc.(a)(b)	19,963	935,666
UniFirst Corp./MA(b)	10,373	2,031,967

		9,460,377

Communications Equipment — 1.3%
Ciena Corp.(a)	40,826	2,106,621
Lumentum Holdings Inc.(a)(b)	5,222	472,382
NETGEAR Inc.(a)	39,079	1,007,457
NetScout Systems Inc.(a)	50,622	1,801,131
Viavi Solutions Inc.(a)(b)	302,441	4,476,127

		9,863,718

Construction & Engineering — 0.6%
Argan Inc.	29,692	1,103,355
MDU Resources Group Inc.	125,431	3,583,563

		4,686,918

Containers & Packaging — 3.0%
AptarGroup Inc.	92,276	9,943,662
Berry Global Group Inc.(a)	28,180	1,624,577
Silgan Holdings Inc.	165,341	7,357,674
Sonoco Products Co.	69,224	4,395,032

		23,320,945

Diversified Consumer Services — 3.4%
frontdoor Inc.(a)(b)	101,282	2,711,319
Graham Holdings Co., Class B	2,695	1,602,151
Grand Canyon Education Inc.(a)	39,654	3,809,560

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
H&R Block Inc.	80,037	$3,198,278
Perdoceo Education Corp.(a)	36,513	500,228
Service Corp. International	120,186	8,949,050
Terminix Global Holdings Inc.(a)	123,952	5,540,654

		26,311,240

Diversified Financial Services — 0.1%
Cannae Holdings Inc.(a)	23,214	490,048

Diversified Telecommunication Services — 1.5%
Anterix Inc.(a)	24,000	1,067,760
ATN International Inc.	20,817	958,415
Cogent Communications Holdings Inc.	76,067	4,853,835
EchoStar Corp., Class A(a)(b)	30,324	599,202
Frontier Communications Parent Inc.(a)	134,388	3,481,993
Radius Global Infrastructure Inc., Class A(a)	25,710	392,849

		11,354,054

Electric Utilities — 3.9%
Hawaiian Electric Industries Inc.	83,548	3,534,080
IDACORP Inc.	89,421	9,990,114
MGE Energy Inc.	36,921	3,004,631
PNM Resources Inc.	113,974	5,501,525
Portland General Electric Co.	156,685	8,044,208

		30,074,558

Electronic Equipment, Instruments & Components — 1.0%
National Instruments Corp.	20,948	796,024
OSI Systems Inc.(a)(b)	31,266	3,022,484
Rogers Corp.(a)	8,825	2,376,132
Vontier Corp.(b)	65,995	1,702,671

		7,897,311

Entertainment — 1.4%
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	73,227	2,026,191
Madison Square Garden Entertainment Corp.(a)(b)	8,361	486,861
Madison Square Garden Sports Corp.(a)	27,619	4,247,250
World Wrestling Entertainment Inc., Class A(b)	58,469	4,052,486

		10,812,788

Equity Real Estate Investment Trusts (REITs) — 6.6%
Agree Realty Corp.	30,321	2,413,248
Alexander’s Inc.	4,442	1,081,671
Americold Realty Trust Inc.(b)	150,396	4,925,469
Broadstone Net Lease Inc.	279,149	6,328,308
CBL & Associates Properties Inc.	23,549	725,074
Centerspace	8,566	735,734
CubeSmart	183,651	8,424,071
Easterly Government Properties Inc.	155,666	3,155,350
EastGroup Properties Inc.	2,958	504,457
Equity Commonwealth(a)	212,675	5,965,534
First Industrial Realty Trust Inc.	15,995	830,940
Gladstone Land Corp.(b)	51,906	1,407,172
Indus Realty Trust Inc.	7,609	464,758
JBG SMITH Properties	51,193	1,302,350
Life Storage Inc.	53,474	6,731,842
NETSTREIT Corp.	82,539	1,692,050
Rexford Industrial Realty Inc.	17,519	1,145,918
Terreno Realty Corp.	31,130	1,950,294
Washington Real Estate Investment Trust	34,159	757,305

		50,541,545

Food & Staples Retailing — 2.7%
BJ’s Wholesale Club Holdings Inc.(a)	77,832	5,269,226
Casey’s General Stores Inc.	10,077	2,042,104

Security	Shares	Value

Food & Staples Retailing (continued)
Grocery Outlet Holding Corp.(a)(b)	33,711	$1,440,134
Ingles Markets Inc., Class A(b)	25,643	2,447,881
SpartanNash Co.	62,756	2,026,391
Sprouts Farmers Market Inc.(a)	199,679	5,519,128
Weis Markets Inc.	30,296	2,330,671

		21,075,535

Food Products — 5.0%
B&G Foods Inc.	39,489	975,773
Cal-Maine Foods Inc.	70,298	3,592,931
Flowers Foods Inc.	377,368	10,721,025
Hain Celestial Group Inc. (The)(a)	161,950	3,684,363
Hostess Brands Inc.(a)	136,986	3,098,623
J&J Snack Foods Corp.(b)	6,767	916,996
John B Sanfilippo & Son Inc.	17,494	1,310,301
Lancaster Colony Corp.	36,130	4,782,889
Post Holdings Inc.(a)(b)	22,410	1,948,325
Seaboard Corp.	535	2,172,442
Tootsie Roll Industries Inc.	29,601	1,039,587
TreeHouse Foods Inc.(a)	93,611	4,064,590

		38,307,845

Gas Utilities — 1.2%
Chesapeake Utilities Corp.	9,724	1,333,452
Northwest Natural Holding Co.	13,719	736,299
ONE Gas Inc.	42,519	3,611,564
Spire Inc.	35,610	2,679,297
Star Group LP	63,204	621,927

		8,982,539

Health Care Equipment & Supplies — 2.1%
Atrion Corp.	2,528	1,708,675
ICU Medical Inc.(a)(b)	26,051	4,615,456
Integra LifeSciences Holdings Corp.(a)	24,511	1,349,085
Meridian Bioscience Inc.(a)(b)	51,879	1,642,489
Mesa Laboratories Inc.	9,698	2,068,099
Neogen Corp.(a)	43,816	1,013,464
Omnicell Inc.(a)	3,651	402,048
OraSure Technologies Inc.(a)	86,690	265,271
QuidelOrtho Corp.(a)	24,588	2,508,960
Tandem Diabetes Care Inc.(a)	5,198	344,160

		15,917,707

Health Care Providers & Services — 2.9%
Chemed Corp.	14,819	7,129,273
Contra Zogenix Inc., NVS(b)(c)	43,886	29,842
CorVel Corp.(a)	15,568	2,567,008
National HealthCare Corp.	27,634	1,962,843
Patterson Companies Inc.	75,919	2,358,044
Premier Inc., Class A	223,089	8,580,003

		22,627,013

Health Care Technology — 1.8%
Allscripts Healthcare Solutions Inc.(a)(b)	29,799	471,420
Change Healthcare Inc.(a)	464,481	11,272,954
Computer Programs & Systems Inc.(a)	26,053	879,549
HealthStream Inc.(a)	44,314	1,066,195
NextGen Healthcare Inc.(a)(b)	29,880	511,546

		14,201,664

Hotels, Restaurants & Leisure — 0.4%
Papa John’s International Inc.	29,761	2,853,782

Household Durables — 0.5%
Helen of Troy Ltd.(a)	30,240	4,045,810

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 1.0%
Reynolds Consumer Products Inc.	118,555	$3,445,208
WD-40 Co.(b)	22,149	3,928,568

		7,373,776

Insurance — 5.2%
AMERISAFE Inc.	35,257	1,606,309
Axis Capital Holdings Ltd.	90,819	4,585,451
Donegal Group Inc., Class A	32,454	459,549
Employers Holdings Inc.	44,651	1,773,091
Enstar Group Ltd.(a)	21,601	4,275,270
Hanover Insurance Group Inc. (The)	63,277	8,635,412
Mercury General Corp.	53,838	2,257,427
ProAssurance Corp.(b)	58,737	1,299,850
RenaissanceRe Holdings Ltd.	27,219	3,519,689
Safety Insurance Group Inc.	23,736	2,054,351
Selective Insurance Group Inc.	37,296	2,903,867
White Mountains Insurance Group Ltd.	5,645	6,996,582

		40,366,848

Interactive Media & Services — 0.3%
Ziff Davis Inc.(a)	30,253	2,477,418

IT Services — 3.1%
Cass Information Systems Inc.	12,637	460,745
CSG Systems International Inc.(b)	61,440	4,008,960
EVERTEC Inc.	71,029	2,769,421
ExlService Holdings Inc.(a)	5,494	925,025
Hackett Group Inc. (The)(b)	45,102	945,789
International Money Express Inc.(a)	38,939	936,093
Maximus Inc.	107,489	7,185,640
Switch Inc., Class A	179,695	6,075,488
Tucows Inc., Class A(a)(b)	15,578	720,794

		24,027,955

Leisure Products — 0.6%
Johnson Outdoors Inc., Class A	6,474	435,765
Mattel Inc.(a)(b)	95,148	2,207,434
Sturm Ruger & Co. Inc.	32,704	2,162,715

		4,805,914

Machinery — 1.3%
Graco Inc.	83,097	5,580,795
Toro Co. (The)	51,782	4,452,734

		10,033,529

Media — 1.2%
John Wiley & Sons Inc., Class A	41,119	2,147,234
New York Times Co. (The), Class A	103,349	3,302,001
Scholastic Corp., NVS	55,002	2,588,944
TEGNA Inc.	30,945	647,988
WideOpenWest Inc.(a)(b)	25,531	469,260

		9,155,427

Metals & Mining — 2.1%
McEwen Mining Inc., NVS(b)	71,985	280,024
Reliance Steel & Aluminum Co.	18,202	3,462,930
Royal Gold Inc.(b)	100,832	10,564,169
Warrior Met Coal Inc.	53,600	1,711,448

		16,018,571

Mortgage Real Estate Investment — 2.5%
AGNC Investment Corp.	806,270	10,167,065
ARMOUR Residential REIT Inc.	175,637	1,382,263
Broadmark Realty Capital Inc.	242,551	1,840,962
Dynex Capital Inc.	67,858	1,140,015

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Ellington Financial Inc.	98,327	$1,578,148
Franklin BSP Realty Trust Inc.	79,026	1,213,049
New York Mortgage Trust Inc.	498,963	1,566,744

		18,888,246

Multi-Utilities — 1.2%
Avista Corp.	113,063	4,778,042
NorthWestern Corp.	81,264	4,506,089

		9,284,131

Oil, Gas & Consumable Fuels — 1.1%
Enviva Inc.	61,755	4,300,001
Hess Midstream LP	79,077	2,405,522
Kimbell Royalty Partners LP	75,367	1,343,040

		8,048,563

Personal Products — 0.1%
USANA Health Sciences Inc.(a)	14,101	981,712

Pharmaceuticals — 3.5%
Amphastar Pharmaceuticals Inc.(a)	71,602	2,677,199
Cara Therapeutics Inc.(a)(b)	44,754	391,150
Collegium Pharmaceutical Inc.(a)	60,736	1,044,052
Corcept Therapeutics Inc.(a)(b)	118,720	3,402,515
Innoviva Inc.(a)	116,270	1,667,312
Organon & Co.	14,936	473,770
Pacira BioSciences Inc.(a)	25,121	1,420,844
Perrigo Co. PLC	87,187	3,650,520
Phibro Animal Health Corp., Class A	21,366	418,133
Prestige Consumer Healthcare Inc.(a)	94,266	5,685,182
Roivant Sciences Ltd.(a)(b)	446,603	1,777,480
SIGA Technologies Inc.	83,383	1,433,354
Supernus Pharmaceuticals Inc.(a)	51,414	1,632,394
Theravance Biopharma Inc.(a)	84,374	741,647
Tricida Inc.(a)(b)	38,119	349,170

		26,764,722

Professional Services — 3.0%
CACI International Inc., Class A(a)(b)	13,048	3,944,280
CBIZ Inc.(a)	83,871	3,826,195
Dun & Bradstreet Holdings Inc.(a)(b)	139,822	2,203,595
Exponent Inc.	12,458	1,251,904
FTI Consulting Inc.(a)	60,119	9,833,064
Heidrick & Struggles International Inc.	13,239	412,262
ManTech International Corp./VA, Class A	19,680	1,885,738

		23,357,038

Real Estate Management & Development — 0.2%
Five Point Holdings LLC, Class A(a)(b)	101,772	429,478
FRP Holdings Inc.(a)(b)	11,649	687,291
Tejon Ranch Co.(a)	40,674	671,934

		1,788,703

Road & Rail — 2.9%
Heartland Express Inc.	110,404	1,753,215
Landstar System Inc.	66,728	10,448,270
Marten Transport Ltd.	123,937	2,672,082
Schneider National Inc., Class B(b)	105,921	2,682,979
Werner Enterprises Inc.	110,425	4,854,283

		22,410,829

Software — 2.8%
Aspen Technology Inc.(a)	2,069	422,262
Box Inc., Class A(a)	33,964	965,936
CommVault Systems Inc.(a)	21,635	1,213,507

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Dolby Laboratories Inc., Class A	88,853	$6,877,222
Envestnet Inc.(a)	12,568	732,337
InterDigital Inc.	28,889	1,773,496
Progress Software Corp.	27,888	1,309,621
Qualys Inc.(a)	8,498	1,039,476
SPS Commerce Inc.(a)	10,728	1,284,785
Verint Systems Inc.(a)	122,388	5,589,460

		21,208,102

Specialty Retail — 2.1%
Arko Corp.	87,333	797,350
AutoNation Inc.(a)	8,722	1,035,650
Monro Inc.	10,114	507,217
Murphy USA Inc.	41,718	11,862,931
Sportsman’s Warehouse Holdings Inc.(a)	42,246	416,546
Winmark Corp.	5,655	1,256,258

		15,875,952

Textiles, Apparel & Luxury Goods — 0.2%
Columbia Sportswear Co.	24,497	1,813,023

Thrifts & Mortgage Finance — 1.3%
Capitol Federal Financial Inc.	146,472	1,404,666
Columbia Financial Inc.(a)	72,864	1,482,054
Hingham Institution For Savings (The)	2,796	810,868
Kearny Financial Corp./MD	129,567	1,517,229
Northfield Bancorp. Inc.	79,793	1,174,553
PennyMac Financial Services Inc.	17,982	985,234
TFS Financial Corp.	107,749	1,578,523
Waterstone Financial Inc.	40,837	761,610

		9,714,737

Trading Companies & Distributors — 1.5%
McGrath RentCorp	6,578	554,920
MSC Industrial Direct Co. Inc., Class A	40,735	3,367,155
Watsco Inc.	28,162	7,714,980

		11,637,055

Water Utilities — 1.5%
American States Water Co.	66,078	5,760,019

Security	Shares	Value

Water Utilities (continued)
California Water Service Group	78,340	$4,706,667
SJW Group	19,506	1,280,764

		11,747,450

Wireless Telecommunication Services — 0.6%
Shenandoah Telecommunications Co.	89,173	1,988,558
Telephone and Data Systems Inc.	98,366	1,555,166
United States Cellular Corp.(a)	30,710	899,496

		4,443,220

Total Long-Term Investments — 99.8% (Cost: $724,113,330)		768,566,056

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	29,775,868	29,772,890
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	1,800,000	1,800,000

Total Short-Term Securities — 4.1% (Cost: $31,568,102)		31,572,890

Total Investments in Securities — 103.9% (Cost: $755,681,432)		800,138,946

Liabilities in Excess of Other Assets — (3.9)%		(29,971,020)

Net Assets — 100.0%		$770,167,926

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,934,459	$7,853,182	(a)	$—	$(11,341)	$(3,410)	$29,772,890	29,775,868	$735,846	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,550,000	250,000	(a)	—	—	—	1,800,000	1,800,000	6,148		—

					$(11,341)	$(3,410)	$31,572,890		$741,994		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones US Real Estate Index	13	09/16/22	$504	$25,158
S&P Mid 400 E-Mini Index	4	09/16/22	1,006	80,817

				$105,975

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$105,975	$—	$—	$—	$105,975

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(147,039)	$—	$—	$—	$(147,039)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$107,059	$—	$—	$—	$107,059

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,670,218

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$768,536,214	$—	$29,842	$768,566,056
Money Market Funds	31,572,890	—	—	31,572,890

	$800,109,104	$—	$29,842	$800,138,946

Derivative financial instruments(a)
Assets
Futures Contracts	$105,975	$—	$—	$105,975

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2022

	iShares MSCI EAFE Min Vol Factor ETF	iShares MSCI USA Small-Cap Min Vol Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,892,423,908	$768,566,056
Investments, at value — affiliated(c)	3,740,113	31,572,890
Cash	20,848	33,849
Foreign currency, at value(d)	10,013,074	—
Cash pledged for futures contracts	39,000	99,000
Foreign currency collateral pledged for futures contracts(e)	2,234,983	—
Receivables:
Investments sold	—	1,643,496
Securities lending income — affiliated	—	118,329
Variation margin on futures contracts	423,678	16,272
Dividends — unaffiliated	9,455,946	387,064
Dividends — affiliated	1,109	2,583
Tax reclaims	19,324,524	—

Total assets	5,937,677,183	802,439,539

LIABILITIES
Collateral on securities loaned, at value	2,715,285	29,802,161
Payables:
Investments purchased	307	1,712,340
Due to broker	—	630,523
Investment advisory fees	986,634	126,589

Total liabilities	3,702,226	32,271,613

NET ASSETS	$5,933,974,957	$770,167,926

NET ASSETS CONSIST OF
Paid-in capital	$6,974,590,903	$816,254,475
Accumulated loss	(1,040,615,946)	(46,086,549)

NET ASSETS	$5,933,974,957	$770,167,926

NET ASSET VALUE
Shares outstanding	90,300,000	21,450,000

Net asset value	$65.71	$35.91

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$6,130,648,672	$724,113,330
(b) Securities loaned, at value	$2,550,539	$29,049,106
(c) Investments, at cost — affiliated	$3,739,450	$31,568,102
(d) Foreign currency, at cost	$9,719,106	$—
(e) Foreign currency collateral pledged, at cost	$2,424,125	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Year Ended July 31, 2022

	iShares MSCI EAFE Min Vol Factor ETF	iShares MSCI USA Small-Cap Min Vol Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$206,805,622	$11,157,327
Dividends — affiliated	14,880	7,666
Securities lending income — affiliated — net	102,170	734,328
Other income — unaffiliated	538	—
Foreign taxes withheld	(16,865,582)	—
Foreign withholding tax claims	928,649	—

Total investment income	190,986,277	11,899,321

EXPENSES
Investment advisory fees	23,627,412	1,614,284
Professional fees	93,136	217

Total expenses	23,720,548	1,614,501

Less:
Investment advisory fees waived	(8,804,453)	—

Total expenses after fees waived	14,916,095	1,614,501

Net investment income	176,070,182	10,284,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(119,347,608)	(32,265,007)
Investments — affiliated	401	(11,341)
In-kind redemptions — unaffiliated(a)	175,413,152	55,797,927
Futures contracts	(68,612)	(147,039)
Foreign currency transactions	(5,255,054)	—

	50,742,279	23,374,540

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,226,209,537)	(69,048,274)
Investments — affiliated	(9,110)	(3,410)
Futures contracts	1,417,124	107,059
Foreign currency translations	(2,222,639)	—

	(1,227,024,162)	(68,944,625)

Net realized and unrealized loss	(1,176,281,883)	(45,570,085)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,000,211,701)	$(35,285,265)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI EAFE Min Vol Factor ETF		iShares MSCI USA Small-Cap Min Vol Factor ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$176,070,182	$246,522,047	$10,284,820	$10,123,303
Net realized gain	50,742,279	594,245,233	23,374,540	68,692,615
Net change in unrealized appreciation (depreciation)	(1,227,024,162)	765,184,307	(68,944,625)	144,296,851

Net increase (decrease) in net assets resulting from operations	(1,000,211,701)	1,605,951,587	(35,285,265)	223,112,769

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(170,963,661)	(147,128,455)	(10,526,720)	(11,362,801)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,526,195,378)	(3,386,673,077)	(57,006,388)	(168,629,674)

NET ASSETS
Total increase (decrease) in net assets	(2,697,370,740)	(1,927,849,945)	(102,818,373)	43,120,294
Beginning of year	8,631,345,697	10,559,195,642	872,986,299	829,866,005

End of year	$5,933,974,957	$8,631,345,697	$770,167,926	$872,986,299

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Min Vol Factor ETF
	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$77.27		$66.79	$71.90	$72.92	$70.34

Net investment income(a)	1.72	(b)	1.79	1.86	2.15	2.15
Net realized and unrealized gain (loss)(c)	(11.54)		9.96	(4.26)	(1.01)	2.28

Net increase (decrease) from investment operations	(9.82)		11.75	(2.40)	1.14	4.43

Distributions from net investment income(d)	(1.74)		(1.27)	(2.71)	(2.16)	(1.85)

Net asset value, end of year	$65.71		$77.27	$66.79	$71.90	$72.92

Total Return(e)
Based on net asset value	(12.76	)%(b)	17.61%	(3.51)%	1.68%	6.36%

Ratios to Average Net Assets(f)
Total expenses	0.32%		0.32%	0.32%	0.32%	0.31%

Total expenses after fees waived	0.20%		0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		0.32%	N/A	0.32%	N/A

Net investment income	2.36	%(b)	2.48%	2.65%	3.04%	2.96%

Supplemental Data
Net assets, end of year (000)	$5,933,975		$8,631,346	$10,559,196	$11,295,536	$8,852,315

Portfolio turnover rate(g)	23%		25%	23%	22%	23%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Small-Cap Min Vol Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$37.96	$29.91	$34.10	$31.53	$27.82

Net investment income(a)	0.47	0.40	0.54	0.60	0.52
Net realized and unrealized gain (loss)(b)	(2.04)	8.09	(4.17)	2.48	3.66

Net increase (decrease) from investment operations	(1.57)	8.49	(3.63)	3.08	4.18

Distributions from net investment income(c)	(0.48)	(0.44)	(0.56)	(0.51)	(0.47)

Net asset value, end of period	$35.91	$37.96	$29.91	$34.10	$31.53

Total Return(d)
Based on net asset value	(4.17)%	28.66%	(10.73)%	9.91%	15.19%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.27%	1.16%	1.72%	1.85%	1.76%

Supplemental Data
Net assets, end of period (000)	$770,168	$872,986	$829,866	$211,435	$39,418

Portfolio turnover rate(f)	51%	50%	43%	48%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Min Vol Factor	Diversified
MSCI USA Small-Cap Min Vol Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
MSCI EAFE Min Vol Factor
BofA Securities, Inc.	$217,634	$(217,634)	$—		$—
Goldman Sachs & Co. LLC	2,257,485	(2,257,485)	—		—
J.P. Morgan Securities LLC	65,916	(65,916)	—		—
Morgan Stanley	9,504	(9,504)	—		—

	$2,550,539	$(2,550,539)	$—		$—

MSCI USA Small-Cap Min Vol Factor
Barclays Bank PLC	$1,245,950	$(1,245,950)	$—		$—
BNP Paribas Prime Brokerage International Ltd.	3,164,734	(3,164,734)	—		—
Citigroup Global Markets, Inc.	466,440	(466,440)	—		—
Credit Suisse Securities (USA) LLC	178,805	(178,805)	—		—
HSBC Bank PLC	2,294,954	(2,294,954)	—		—
ING Financial Markets LLC	393,660	(393,660)	—		—
J.P. Morgan Securities LLC	3,108,863	(3,108,863)	—		—
Jefferies LLC	1,718,660	(1,718,660)	—		—
Morgan Stanley	11,719,388	(11,719,388)	—		—
Toronto-Dominion Bank	849,405	(849,405)	—		—
UBS AG	416,046	(416,046)	—		—
UBS Securities LLC	2,116,477	(2,116,477)	—		—
Wells Fargo Bank N.A.	957,184	(957,184)	—		—
Wells Fargo Securities LLC	418,540	(418,540)	—		—

	$29,049,106	$(29,049,106)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to the iShares MSCI USA Small-Cap Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expenses. For the iShares MSCI EAFE Min Vol Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
MSCI EAFE Min Vol Factor	$8,804,453

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: iShares MSCI USA Small-Cap Min Vol Factor ETF has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. iShares MSCI USA Small-Cap Min Vol Factor ETF do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares MSCI EAFE Min Vol Factor ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, the Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE Min Vol Factor	$29,719
MSCI USA Small-Cap Min Vol Factor	186,634

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI EAFE Min Vol Factor	$304,835,723	$295,882,278	$(65,348,109)
MSCI USA Small-Cap Min Vol Factor	23,651,365	27,341,191	(335,104)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Min Vol Factor	$1,709,917,787	$1,672,158,966
MSCI USA Small-Cap Min Vol Factor	414,345,530	411,449,293

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Min Vol Factor	$31,417,925	$1,523,065,596
MSCI USA Small-Cap Min Vol Factor	138,711,391	196,425,803

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI EAFE Min Vol Factor	$157,205,512	$(157,205,512)
MSCI USA Small-Cap Min Vol Factor	55,130,383	(55,130,383)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
MSCI EAFE Min Vol Factor
Ordinary income	$170,963,661	$147,128,455

MSCI USA Small-Cap Min Vol Factor
Ordinary income	$10,526,720	$11,362,801

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI EAFE Min Vol Factor	$670,740	$(780,421,361)	$(260,865,325)		$(1,040,615,946)
MSCI USA Small-Cap Min Vol Factor	—	(86,817,352)	40,730,803		(46,086,549)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Min Vol Factor	$6,156,283,565	$516,372,512	$(776,183,878)	$(259,811,366)
MSCI USA Small-Cap Min Vol Factor	759,408,143	83,935,244	(43,204,441)	40,730,803

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount
MSCI EAFE Min Vol Factor
Shares sold	500,000	$34,875,532	400,000	$27,601,881
Shares redeemed	(21,900,000)	(1,561,070,910)	(46,800,000)	(3,414,274,958)

	(21,400,000)	$(1,526,195,378)	(46,400,000)	$(3,386,673,077)

MSCI USA Small-Cap Min Vol Factor
Shares sold	3,800,000	$142,110,395	4,950,000	$174,057,791
Shares redeemed	(5,350,000)	(199,116,783)	(9,700,000)	(342,687,465)

	(1,550,000)	$(57,006,388)	(4,750,000)	$(168,629,674)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI EAFE Min Vol Factor ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI EAFE Min Vol Factor ETF iShares MSCI USA Small-Cap Min Vol Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI EAFE Min Vol Factor	$167,341,316
MSCI USA Small-Cap Min Vol Factor	10,110,024

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income
MSCI USA Small-Cap Min Vol Factor	$354,677

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Min Vol Factor	$206,865,309	$16,241,371

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI USA Small-Cap Min Vol Factor	95.22%

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI EAFE Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Min Vol Factor	$1.743374	$—	$—	$1.743374	100%	—%	—%	100%
MSCI USA Small-Cap Min Vol Factor	0.478610	—	—	0.478610	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	41

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviations

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•  iShares Core MSCI EAFE ETF | IEFA | Cboe BZX

•  iShares Core MSCI Europe ETF | IEUR | NYSE Arca

•  iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca

•  iShares Core MSCI Pacific ETF | IPAC | NYSE Arca

•  iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® Core MSCI EAFE ETF

Investment Objective

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(14.58)%	2.89%	5.44%	(14.58)%	15.33%	67.99%
Fund Market	(14.52)	2.88	5.46	(14.52)	15.25	68.31
Index	(15.26)	2.56	5.20	(15.26)	13.47	64.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 18, 2012. The first day of secondary market trading was October 22, 2012.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 882.70	$ 0.33		$ 1,000.00	$ 1,024.40	$ 0.35		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® Core MSCI EAFE ETF

Portfolio Management Commentary

Large-, mid-, and small-capitalization stocks in developed markets outside the U.S. and Canada declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent markets lower. Russia’s invasion of Ukraine also increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets and constrained companies that had connections to Russia. The combination of resilient consumer demand and persistent supply-chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks, particularly in the industrials sector, detracted the most from the Index’s return. Several companies in the industrials sector posted strong earnings during the reporting period, but they detracted from the Index’s performance due primarily to the weakness of the Japanese yen relative to the U.S. dollar. The Japanese yen hit a 24-year low in July 2022 against the U.S. dollar, weakening returns from the country as the Bank of Japan continued its low interest rate policy while other central banks raised interest rates. Japan’s gross domestic product shrank in the first quarter as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s lockdown measures to limit the spread of the coronavirus, which idled factories and warehouses and slowed deliveries of goods.

European stocks, particularly in Germany, France, Sweden, and Switzerland also detracted from the Index’s return. The weakening euro, which reached parity with the U.S. dollar for the first time in 20 years, devalued returns from the continent. In addition, the war in Ukraine disrupted supply chains, weakened the economic outlook, and contributed to record-high inflation across the Eurozone as commodities and oil prices soared. The ECB raised interest rates in July 2022 for the first time in 11 years to fight growing inflation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	16.5%
Financials	16.3
Health Care	12.5
Consumer Discretionary	11.6
Consumer Staples	10.2
Information Technology	8.4
Materials	7.7
Communication Services	4.8
Energy	4.3
Real Estate	4.3
Utilities	3.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	23.6%
United Kingdom	15.2
France	10.0
Switzerland	9.8
Australia	9.0
Germany	7.1
Netherlands	4.2
Sweden	3.7
Hong Kong	2.9
Denmark	2.7

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2022	iShares® Core MSCI Europe ETF

Investment Objective

The iShares Core MSCI Europe ETF(the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(15.80)%	2.80%	2.20%	(15.80)%	14.83%	19.36%
Fund Market	(15.81)	2.74	2.20	(15.81)	14.49	19.37
Index	(16.48)	2.50	1.92	(16.48)	13.14	16.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 861.80	$ 0.42		$ 1,000.00	$ 1,024.30	$ 0.45		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® Core MSCI Europe ETF

Portfolio Management Commentary

European equities declined for the reporting period amid soaring inflation, rising interest rates, and investor uncertainty escalated by the war in Ukraine. The euro fell sharply relative to the U.S. dollar, and Eurozone business growth slowed. Inflation in the E.U. rose to an annual rate of 9.6% in June 2022. These inflationary pressures along with ongoing supply chain disruptions deepened fears of a global economic slowdown. To combat inflation, the ECB raised its benchmark interest rate by 0.50% in July 2022, its first increase in 11 years.

German stocks detracted the most from the Index’s return amid recession concerns and disruptions to gas supplies resulting from Russia’s attack on Ukraine. Germany’s economy stalled in the second quarter of 2022, with manufacturers confirming that supply-chain-related shortages in materials and equipment were hurting their businesses. In the consumer discretionary sector, a slowing of automotive production across Europe dealt a blow to the profits of German automobile manufacturers, already weighed down by a semiconductor chip shortage and higher costs for energy and materials. Stocks of apparel makers in the consumer durables and apparel industry were pressured by falling sales in China, as stores in the country closed amid strict measures to combat a resurgence in COVID-19 cases. German industrials stocks also detracted from the Index’s performance as industrial conglomerates lost revenue after ceasing business operations in Russia. In the information technology sector, stocks of software and cloud companies sold off in anticipation of higher interest rates.

French equities also detracted notably from the Index’s return, led by the consumer discretionary sector, as COVID-related lockdowns in major Chinese cities dampened returns for apparel, accessories, and luxury goods companies. French aerospace and defense stocks weighed on the Index’s performance in the industrials sector, as supply chain blockages led airplane manufacturers to cut production.

Industrials stocks in Sweden detracted from the Index’s return as an exodus from Russia affected the stock prices of leading engineering firms. Swiss healthcare stocks also weighed on the Index’s performance, as a failed drug trial for a promising lung cancer treatment pressured pharmaceuticals stocks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	15.9%
Financials	15.2
Health Care	15.0
Consumer Staples	12.7
Consumer Discretionary	10.4
Information Technology	7.6
Materials	7.1
Energy	5.8
Utilities	4.2
Communication Services	3.9
Real Estate	2.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	24.5%
France	16.0
Switzerland	15.8
Germany	11.4
Netherlands	6.7
Sweden	6.0
Denmark	4.3
Spain	3.7
Italy	3.4
Finland	2.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Core MSCI International Developed Markets ETF

Investment Objective

The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(13.57)%	3.42%	4.88%	(13.57)%	18.34%	29.15%
Fund Market	(13.50)	3.39	4.94	(13.50)	18.14	29.54
Index	(14.10)	3.01	4.49	(14.10)	16.00	26.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 21, 2017. The first day of secondary market trading was March 23, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 886.90	$ 0.19		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® Core MSCI International Developed Markets ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. declined during the reporting period, as higher inflation, rising interest rates, and weakening global economies sent equity markets lower. Russia’s invasion of Ukraine increased investor uncertainty, as international sanctions on Russia disrupted global economic activity, unsettled commodities markets, and constrained companies with connections to Russia. The combination of resilient consumer demand and persistent supply-chain disruptions contributed to higher inflation in many countries. This inflationary pressure led some of the world’s central banks to adopt less accommodative stances regarding monetary policy. The Chinese government’s imposition of new lockdowns to quell the spread of COVID-19 pressured Asian stocks.

Japanese stocks, particularly in the industrials sector, detracted the most from the Index’s performance, due in part to the weakness of the Japanese yen. The yen reached a 24-year low against the U.S. dollar in July 2022, as the Bank of Japan continued its low interest rate policy while some other central banks, including the Fed, raised interest rates. Japanese exports to China, the country’s largest export market, slowed as China imposed new lockdown measures to limit the spread of COVID-19, which idled factories and warehouses and slowed deliveries of goods.

German stocks also detracted from the Index’s performance as the war in Ukraine disrupted supply chains, weakened the economic outlook, and contributed to record high inflation across the Eurozone. Some German companies exited the Russian market due to the war, which led to write-offs and a sudden decline in earnings. In July 2022 the ECB raised interest rates for the first time in 11 years amid deteriorating business confidence and a worsening economic outlook.

French, Swedish, and Swiss stocks also weighed on the Index’s performance. The stocks of French luxury goods manufacturers declined as pandemic-related lockdowns in China dampened consumer spending in the market. The Swedish industrials sector declined as several companies stopped production in Russia after the start of the war. Swiss stocks detracted as the stocks of a major Swiss pharmaceutical company dropped sharply following disappointing test results for a potential lung cancer drug.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	18.2%
Industrials	15.9
Health Care	11.1
Consumer Discretionary	10.7
Consumer Staples	9.5
Materials	8.2
Information Technology	8.2
Energy	6.1
Communication Services	4.5
Real Estate	4.0
Utilities	3.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	20.9%
United Kingdom	13.4
Canada	11.3
France	8.9
Switzerland	8.7
Australia	8.0
Germany	6.3
Netherlands	3.7
Sweden	3.3
Hong Kong	2.6

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Core MSCI Pacific ETF

Investment Objective

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(13.01)%	2.92%	4.03%	(13.01)%	15.45%	37.92%
Fund Market	(12.74)	2.89	4.07	(12.74)	15.33	38.34
Index	(13.30)	2.56	3.85	(13.30)	13.50	35.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 917.30	$ 0.43		$ 1,000.00	$ 1,024.30	$ 0.45		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® Core MSCI Pacific ETF

Portfolio Management Commentary

Stocks in the Pacific region declined during the reporting period as economic growth showed signs of slowing amid COVID-related restrictions and weakening consumer spending. Supply chain disruptions, rising energy costs, and slowing exports restricted growth.

Japanese stocks detracted the most from the Index’s return. The country’s economic recovery from the pandemic continued to lag behind many developed peers, weighed down by a weakening Japanese yen, which plumbed multi-decade lows against the U.S. dollar. The Bank of Japan continued its relatively accommodative monetary policy, in contrast to many other central banks. High costs for energy and some commodities strained the country’s import-dependent energy system and drove a widening trade deficit as imports surged. The government sharply revised growth estimates downward, citing expectations for slower export growth and higher wholesale inflation from food. Producer prices rose faster than consumer prices, pressuring profit margins.

Japan’s industrial sector was a significant detractor from the Index’s return. Capital goods stocks declined as factory output slowed and rising costs, lockdowns in China, and supply disruptions weighed on the industry’s outlook. Some commercial and professional services companies that rely heavily on internet technology declined despite strong earnings growth. Within the consumer discretionary sector, automobiles and components stocks declined as cost pressures outweighed strong vehicle sales and the export benefits of a weaker currency. Lockdowns and slowing growth in China weighed on automakers’ production and profit levels. Weakening growth in key markets, together with slowing demand for consumer electronics and concerns around corporate technology spending, worked against stocks in the technology hardware and equipment industry.

Materials stocks in Australia, where the challenging macroeconomic environment drove market declines, also weighed on the Index’s return. Several interest rate increases, inflation, and concerns around a global recession weighed on the Australian market. Rising costs, slowing demand, and easing metal prices weighed on the outlook for metals and mining companies.

Stocks in Hong Kong also broadly declined during the reporting period as economic growth slowed and the outlook for exports weakened. Chinese regulations and pandemic-related lockdowns in mainland China and Hong Kong weighed on equities listed in the city.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	17.9%
Industrials	17.6
Consumer Discretionary	14.0
Information Technology	9.2
Materials	8.8
Health Care	8.3
Real Estate	7.7
Communication Services	6.3
Consumer Staples	6.1
Utilities	2.2
Energy	1.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	64.2%
Australia	22.4
Hong Kong	7.9
Singapore	4.3
New Zealand	1.0
Other (each representing less than 1%)	0.2

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® Core MSCI Total International Stock ETF

Investment Objective

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(15.36)%	2.74%	4.62%	(15.36)%	14.49%	55.55%
Fund Market	(15.33)	2.74	4.65	(15.33)	14.48	55.96
Index	(15.76)	2.52	4.45	(15.76)	13.24	53.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 18, 2012. The first day of secondary market trading was October 22, 2012.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 870.60	$ 0.37		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® Core MSCI Total International Stock ETF

Portfolio Management Commentary

Global stocks outside the U.S. declined for the reporting period as high inflation, rising interest rates, and weakening global economies weighed on equity markets. Chinese stocks detracted the most from the Index’s performance as economic growth slowed amid the imposition of new lockdowns to quell the spread of COVID-19. The lockdowns, affecting some of China’s largest cities, idled factories and warehouses and slowed deliveries of goods. The measures weighed on consumer spending and led to higher unemployment. In the consumer discretionary sector, a regulatory crackdown on large internet and direct marketing firms weakened investor sentiment. Concerns about delisting from U.S. exchanges, arising from audit requirements, also weighed on Chinese stocks.

Japanese stocks also detracted from the Index’s performance, due partly to the weakness of the Japanese yen. The yen decreased to a 24-year low against the U.S. dollar in July 2022, as the Bank of Japan continued its low interest rate policy while many other central banks, including the Fed, raised interest rates. Several companies in the Japanese industrials sector posted strong earnings during the reporting period, but they detracted from the Index’s return due primarily to the weakness of the Japanese yen. Japan’s gross domestic product shrank in the first quarter of 2022 as supply chain disruptions, particularly in China, dampened exports and production. Japanese exports to China, the country’s largest export market, slowed amid China’s pandemic-related lockdown measures.

German stocks also detracted from the Index’s performance as the war in Ukraine disrupted supply chains, weakened the economic outlook, and contributed to record high inflation across the Eurozone as commodities and oil prices increased. Some German companies exited the Russian market due to the war. German automakers declined as international sanctions against Russia disrupted the supply of critical parts manufactured there and in some cases halted vehicle sales and production.

Korean stocks also detracted from the Index’s performance. Foreign ownership of Korean stocks declined to the lowest level in six years as global inflation, rising interest rates, and geopolitical uncertainties precipitated an investor withdrawal. French stocks in the consumer discretionary sector further detracted. Apparel accessories and luxury goods manufacturers declined as pandemic-related lockdowns in China weighed on consumer spending in the market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	18.7%
Industrials	13.4
Consumer Discretionary	11.5
Information Technology	11.4
Health Care	9.3
Consumer Staples	8.6
Materials	8.4
Communication Services	5.9
Energy	5.7
Real Estate	3.6
Utilities	3.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	15.0%
United Kingdom	9.7
Canada	8.1
China	8.0
France	6.4
Switzerland	6.3
Australia	5.8
Germany	4.5
Taiwan	4.3
India	4.3

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.9%
29Metals Ltd.(a)	498,824	$530,043
5E Advanced Materials Inc.(a)(b)	1,319,351	2,155,371
Abacus Property Group	2,623,108	5,418,624
Accent Group Ltd.	1,284,743	1,184,902
Adbri Ltd.	2,529,823	4,511,466
AGL Energy Ltd.	3,391,508	19,974,942
Alkane Resources Ltd.(a)	2,149,037	1,191,639
Allkem Ltd.(a)	3,051,260	24,612,659
ALS Ltd.	2,479,172	20,362,516
Altium Ltd.	648,291	14,316,092
Alumina Ltd.	12,947,586	14,064,094
AMP Ltd.(a)	16,227,627	12,427,274
Ampol Ltd.	1,224,378	29,007,352
Ansell Ltd.	685,197	12,579,980
APA Group	6,112,682	50,120,026
APM Human Services International Ltd.(a)	1,438,707	3,344,645
Appen Ltd.	620,808	2,545,426
ARB Corp. Ltd.	498,545	11,706,835
Arena REIT	1,847,411	6,271,327
Aristocrat Leisure Ltd.	3,122,053	77,889,135
ASX Ltd.	995,580	61,880,036
Atlas Arteria Ltd.	4,942,539	26,894,037
AUB Group Ltd.	363,936	4,991,690
Aurizon Holdings Ltd.	9,489,417	26,857,854
Aussie Broadband Ltd.(a)	978,056	2,499,243
Austal Ltd.	2,091,717	3,929,425
Australia & New Zealand Banking Group Ltd.	14,631,765	236,467,769
Australia & New Zealand Banking Group Ltd., New	975,451	15,607,445
Australian Agricultural Co. Ltd.(a)	2,483,949	3,221,477
Australian Clinical Labs Ltd.	381,430	1,416,055
Australian Ethical Investment Ltd.	441,771	2,028,183
Australian Strategic Materials Ltd.(a)	301,093	758,518
AVZ Minerals Ltd.(a)(b)(c)	12,873,189	6,402,645
Bank of Queensland Ltd.	3,399,641	18,005,164
Bapcor Ltd.	2,073,541	9,722,121
Beach Energy Ltd.(b)	9,373,518	12,079,837
Bega Cheese Ltd.	1,682,871	4,117,231
Bellevue Gold Ltd.(a)	5,221,639	3,105,637
Bendigo & Adelaide Bank Ltd.	2,890,814	20,977,573
Betmakers Technology Group Ltd.(a)(b)	3,833,095	1,361,337
BHP Group Ltd.	26,419,397	722,976,202
Blackmores Ltd.	91,239	4,982,253
BlueScope Steel Ltd.	2,549,446	29,946,758
Boral Ltd.	1,975,264	4,025,317
Boss Energy Ltd. (a)	1,668,367	2,685,703
BrainChip Holdings Ltd.(a)(b)	8,265,542	6,348,832
Brambles Ltd.	7,432,461	59,821,660
Breville Group Ltd.	513,658	7,593,982
Brickworks Ltd.	356,724	5,274,275
BWP Trust	3,106,053	9,359,632
Calix Ltd.(a)(b)	668,004	2,975,309
Capricorn Metals Ltd.(a)	1,074,399	2,948,417
carsales.com Ltd.	1,810,371	26,391,973
Centuria Capital Group	2,219,934	3,265,577
Centuria Industrial REIT	2,779,145	6,200,665
Centuria Office REIT	721,300	945,137
Chalice Mining Ltd.(a)(b)	1,708,698	5,853,438
Challenger Ltd.	2,943,457	14,539,976

Security	Shares	Value

Australia (continued)
Champion Iron Ltd.	1,693,417	$5,777,749
Charter Hall Group	2,648,133	23,931,438
Charter Hall Long Wale REIT	3,348,238	10,739,017
Charter Hall Retail REIT	2,572,630	7,615,068
Charter Hall Social Infrastructure REIT	440,008	1,168,861
City Chic Collective Ltd.(a)(b)	1,154,800	1,889,613
Cleanaway Waste Management Ltd.	10,945,569	21,086,527
Clinuvel Pharmaceuticals Ltd.(b)	207,899	2,754,858
Cochlear Ltd.	344,406	51,911,242
Codan Ltd./Australia	564,812	3,460,672
Coles Group Ltd.	6,914,057	91,060,460
Collins Foods Ltd.(b)	335,591	2,446,225
Commonwealth Bank of Australia	8,905,365	632,435,878
Computershare Ltd.	2,832,391	50,039,817
Core Lithium Ltd.(a)(b)	7,612,440	6,310,389
Coronado Global Resources Inc.(d)	3,940,289	3,919,911
Corporate Travel Management Ltd.(a)(b)	703,299	9,378,843
Costa Group Holdings Ltd.	2,320,320	4,206,544
Credit Corp. Group Ltd.	350,708	5,962,310
Cromwell Property Group	11,580,873	6,846,138
CSL Ltd.	2,513,942	511,881,277
CSR Ltd.	2,977,778	9,556,601
Data#3 Ltd.	317,295	1,381,967
De Grey Mining Ltd.(a)(b)	6,508,552	4,104,493
Deterra Royalties Ltd.	2,250,148	6,867,908
Dexus	5,718,412	38,427,753
Dexus Industria REIT	268,229	566,764
DGL Group Ltd./Au(a)	588,052	1,031,693
Dicker Data Ltd.	155,461	1,231,626
Domain Holdings Australia Ltd.	2,063,574	5,166,530
Domino’s Pizza Enterprises Ltd.	318,367	16,278,057
Downer EDI Ltd.	3,782,514	14,725,918
Eagers Automotive Ltd.	696,404	6,156,517
Eclipx Group Ltd.(a)(b)	1,475,337	2,731,933
Elders Ltd.	900,440	7,155,078
EML Payments Ltd.(a)(b)	2,265,947	1,683,492
Endeavour Group Ltd./Australia	6,928,838	38,603,564
EVENT Hospitality and Entertainment Ltd.(a)	576,659	5,767,976
Evolution Mining Ltd.	9,423,625	17,408,056
Firefinch Ltd.(a)(b)(c)	5,815,203	812,617
Flight Centre Travel Group Ltd.(a)(b)	822,934	10,007,883
Fortescue Metals Group Ltd.	8,791,860	113,138,558
G8 Education Ltd.	4,244,888	3,169,033
Genworth Mortgage Insurance Australia Ltd.	2,780,047	5,508,643
Glencore PLC	51,607,520	292,495,887
Gold Road Resources Ltd.	4,555,211	4,452,568
Goodman Group	8,782,005	128,525,174
Goulamina Holdings Pty. Ltd.(a)	4,210,677	1,279,770
GPT Group (The)	10,020,760	32,238,783
GrainCorp Ltd., Class A	1,262,022	7,618,487
Grange Resources Ltd.	2,693,344	2,129,637
Growthpoint Properties Australia Ltd.	435,374	1,157,045
GUD Holdings Ltd.	871,751	5,393,332
GWA Group Ltd.	1,577,333	2,300,454
Hansen Technologies Ltd.	589,005	2,360,564
Harvey Norman Holdings Ltd.	3,461,913	10,102,338
Healius Ltd.	3,891,656	10,603,357
Home Consortium Ltd.	815,446	3,070,801
HomeCo Daily Needs REIT	7,492,784	7,273,680
HUB24 Ltd.	391,747	6,767,547

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
IDP Education Ltd.	1,083,320	$21,796,261
IGO Ltd.	3,587,262	28,109,190
Iluka Resources Ltd.	2,203,492	14,955,151
Imdex Ltd.	531,760	677,032
Imugene Ltd.(a)	26,476,381	4,608,817
Incitec Pivot Ltd.	10,045,681	25,594,827
Ingenia Communities Group	1,788,885	5,865,757
Inghams Group Ltd.	1,874,217	3,885,840
Insignia Financial Ltd.	3,010,855	6,550,480
Insurance Australia Group Ltd.	12,710,414	39,994,125
Integral Diagnostics Ltd.	487,091	1,055,959
InvoCare Ltd.	728,972	5,655,085
ionner Ltd.(a)(b)	6,443,246	2,556,452
IPH Ltd.	1,373,292	8,477,701
IRESS Ltd.	1,080,491	8,664,494
JB Hi-Fi Ltd.	633,130	18,747,242
Jervois Global Ltd.(a)	6,761,304	1,906,524
Johns Lyng Group Ltd.	769,433	4,090,502
Judo Capital Holdings Ltd.(a)(b)	2,858,567	2,641,021
Jumbo Interactive Ltd.	171,095	1,733,924
Karoon Energy Ltd.(a)(b)	1,637,085	2,163,131
Kelsian Group Ltd.	611,363	2,633,091
Kogan.com Ltd.(a)(b)	433,194	1,402,168
Lake Resources NL(a)(b)	5,969,927	3,444,839
Lendlease Corp. Ltd.	3,561,113	25,798,972
Lifestyle Communities Ltd.	280,691	3,343,895
Link Administration Holdings Ltd.	2,902,106	8,947,517
Liontown Resources Ltd.(a)(b)	8,714,468	8,185,972
Lottery Corp. Ltd. (The)(a)(b)	11,536,492	36,594,894
Lovisa Holdings Ltd.(b)	235,365	2,956,682
Lynas Rare Earths Ltd.(a)	4,754,973	29,239,950
MA Financial Group Ltd.	170,809	740,020
Maas Group Holdings Ltd.(b)	112,340	328,185
Macquarie Group Ltd.	1,894,860	242,510,565
Magellan Financial Group Ltd.	717,719	7,374,032
Mayne Pharma Group Ltd.(a)	3,421,592	816,470
McMillan Shakespeare Ltd.	509,296	4,391,515
Medibank Pvt Ltd.	14,360,111	34,529,347
Megaport Ltd.(a)(b)	868,828	5,965,316
Mesoblast Ltd.(a)(b)	2,995,501	1,965,743
Metcash Ltd.	5,377,720	15,675,721
Mincor Resources NL(a)	1,878,608	2,547,947
Mineral Resources Ltd.	888,700	33,863,102
Mirvac Group	20,341,557	30,817,176
Monadelphous Group Ltd.	585,447	4,250,178
Mount Gibson Iron Ltd.(b)	3,130,242	1,154,260
Nanosonics Ltd.(a)(b)	1,433,826	4,770,280
National Australia Bank Ltd.	16,876,544	364,474,423
National Storage REIT	6,410,052	11,208,720
Nearmap Ltd.(a)(b)	2,430,773	2,380,438
Neometals Ltd.(a)(b)	2,397,296	1,888,226
Netwealth Group Ltd.	606,092	5,506,299
New Hope Corp. Ltd.(b)	2,836,153	8,786,629
Newcrest Mining Ltd.	4,606,602	62,079,750
NEXTDC Ltd.(a)	2,445,103	20,354,364
nib holdings Ltd.	2,404,308	12,295,779
Nick Scali Ltd.(b)	342,555	2,325,785
Nickel Mines Ltd.	5,983,881	4,595,437
Nine Entertainment Co. Holdings Ltd.	8,633,730	12,596,346
Northern Star Resources Ltd.	6,170,739	33,912,090

Security	Shares	Value

Australia (continued)
Novonix Ltd.(a)	1,671,612	$3,379,670
NRW Holdings Ltd.	2,232,582	3,056,356
Nufarm Ltd./Australia	1,672,895	6,092,445
Objective Corp. Ltd.	7,526	80,816
Omni Bridgeway Ltd.(a)	1,270,816	3,687,268
oOh!media Ltd.(b)	2,910,765	2,561,023
Orica Ltd.	2,107,650	24,980,351
Origin Energy Ltd.	9,057,774	38,027,830
Orora Ltd.	5,022,596	12,572,263
OZ Minerals Ltd.	1,841,128	24,588,714
Pact Group Holdings Ltd.	1,495,901	2,127,906
Paladin Energy Ltd.(a)(b)	13,869,103	7,253,814
Pendal Group Ltd.	1,760,647	5,962,826
Perenti Global Ltd.	2,957,424	1,193,081
Perpetual Ltd.	293,486	6,264,185
Perseus Mining Ltd.	6,730,085	7,987,408
PEXA Group Ltd.(a)(b)	272,025	2,780,647
Pilbara Minerals Ltd.(a)(b)	12,766,748	25,172,588
Pinnacle Investment Management Group Ltd.	597,708	4,244,168
Platinum Asset Management Ltd.	2,723,528	3,496,953
PointsBet Holdings Ltd.(a)(b)	1,082,025	2,452,103
PolyNovo Ltd.(a)(b)	3,607,621	4,169,090
Premier Investments Ltd.	591,719	8,801,030
Pro Medicus Ltd.(b)	270,907	9,489,565
PWR Holdings Ltd.	398,454	2,341,604
Qantas Airways Ltd.(a)	4,706,473	15,165,901
QBE Insurance Group Ltd.	7,671,669	62,030,995
Qube Holdings Ltd.	9,384,410	18,253,914
Ramelius Resources Ltd.	4,640,809	3,516,214
Ramsay Health Care Ltd.	953,378	47,098,549
REA Group Ltd.	275,674	24,321,151
Red 5 Ltd.(a)	10,967,338	2,034,181
Reece Ltd.	1,168,422	12,619,334
Regis Resources Ltd.	4,242,871	5,256,746
Reliance Worldwide Corp. Ltd.	4,531,830	14,159,098
Rio Tinto Ltd.	1,925,010	133,373,446
Rio Tinto PLC	5,846,416	352,945,075
Rural Funds Group	508,681	980,011
Sandfire Resources Ltd.	2,235,515	7,214,344
Santos Ltd.	16,728,886	86,963,104
Sayona Mining Ltd.(a)(b)	34,730,432	4,848,670
Scentre Group	26,901,407	55,127,501
SEEK Ltd.	1,780,155	28,833,412
Select Harvests Ltd.(b)	324,072	1,047,257
Seven Group Holdings Ltd.	985,523	12,210,470
Seven West Media Ltd.(a)(b)	4,933,986	1,649,008
SG Fleet Group Ltd.	2,804	5,151
Shopping Centres Australasia Property Group	6,319,222	13,188,053
Sierra Rutile Holdings Ltd.(a)	2,203,492	492,666
Sigma Healthcare Ltd.	952,267	413,610
Silver Lake Resources Ltd.(a)	5,461,077	5,521,727
Sims Ltd.	980,908	10,200,461
SiteMinder Ltd.(a)(b)	1,124,467	3,357,810
SmartGroup Corp. Ltd.	440,224	2,132,857
Sonic Healthcare Ltd.	2,397,446	57,734,129
South32 Ltd.	24,707,467	67,343,021
Southern Cross Media Group Ltd.(b)	1,604,306	1,346,840
St. Barbara Ltd.	4,448,828	3,507,727
Star Entertainment Grp Ltd. (The)(a)	4,617,745	10,005,049
Steadfast Group Ltd.	5,156,127	19,330,531

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Stockland	12,391,490	$33,577,054
Suncorp Group Ltd.	6,505,567	51,376,338
Super Retail Group Ltd.	896,293	6,256,846
Syrah Resources Ltd.(a)	3,287,418	3,425,233
Tabcorp Holdings Ltd.	11,570,241	8,071,155
Tassal Group Ltd.	331,037	1,140,009
Technology One Ltd.	1,611,621	13,372,051
Telix Pharmaceuticals Ltd.(a)	1,183,009	6,179,125
Telstra Corp. Ltd.	21,275,892	58,147,208
Temple & Webster Group Ltd.(a)	546,899	2,032,999
Transurban Group	16,025,184	163,804,428
Treasury Wine Estates Ltd.	3,709,178	31,973,244
Tyro Payments Ltd.(a)(b)	2,340,404	1,369,465
United Malt Grp Ltd.	1,370,570	3,539,535
Ventia Services Group Pty Ltd.	1,327,241	2,487,383
Vicinity Centres	20,102,798	29,414,312
Viva Energy Group Ltd.(d)	5,057,861	9,501,546
Vulcan Energy Resources Ltd.(a)(b)	451,969	2,495,901
Washington H Soul Pattinson & Co. Ltd.	1,172,736	21,231,983
Waypoint REIT Ltd.	3,819,807	7,036,443
Webjet Ltd.(a)(b)	2,051,799	7,475,938
Wesfarmers Ltd.	5,881,202	192,700,595
West African Resources Ltd.(a)(b)	5,282,588	4,917,982
Westgold Resources Ltd.	2,429,736	2,217,522
Westpac Banking Corp.	18,271,785	276,692,222
Whitehaven Coal Ltd.	4,880,548	21,488,465
WiseTech Global Ltd.	774,729	27,436,727
Woodside Energy Group Ltd.	9,777,476	220,780,089
Woolworths Group Ltd.	6,325,091	166,407,337
Worley Ltd.	1,694,725	17,103,664
Zip Co. Ltd.(a)(b)	3,105,174	2,508,950

		7,936,282,756

Austria — 0.3%
ams-OSRAM AG(a)(b)	1,423,448	11,749,928
ANDRITZ AG	347,123	16,241,817
AT&S Austria Technologie & Systemtechnik AG	141,391	7,064,493
BAWAG Group AG(d)	437,970	20,220,967
CA Immobilien Anlagen AG	286,195	9,341,371
DO & CO AG(a)(b)	37,278	3,114,620
Erste Group Bank AG	1,787,567	45,319,605
EVN AG	190,908	4,502,628
IMMOFINANZ AG(b)	182,764	2,792,569
Kontron AG(b)	301,191	4,487,879
Lenzing AG	81,740	6,596,286
Oesterreichische Post AG(b)	188,769	5,439,722
OMV AG	774,903	33,003,059
Palfinger AG(b)	9,539	236,421
Porr AG	10,364	128,753
Raiffeisen Bank International AG	751,788	9,107,726
S IMMO AG	297,952	6,949,727
Schoeller-Bleckmann Oilfield Equipment AG	25,051	1,432,395
Semperit AG Holding(b)	67,318	1,365,027
Strabag SE	79,598	3,290,733
Telekom Austria AG	881,948	5,453,438
UNIQA Insurance Group AG	773,401	5,298,643
Verbund AG	354,529	38,985,955
Vienna Insurance Group AG Wiener Versicherung Gruppe	239,318	5,494,338
voestalpine AG	601,340	13,540,148

Security	Shares	Value

Austria (continued)
Wienerberger AG	611,686	$14,079,481

		275,237,729

Belgium — 0.9%
Ackermans & van Haaren NV	114,102	16,773,177
Aedifica SA	184,543	19,160,249
Ageas SA/NV	837,090	36,535,039
AGFA-Gevaert NV(a)	1,101,962	3,987,044
Anheuser-Busch InBev SA/NV	4,511,157	241,652,727
Barco NV	402,042	10,534,043
Bekaert SA	232,336	8,228,750
bpost SA(b)	502,508	3,153,701
Cofinimmo SA	151,952	17,100,523
D’ieteren Group	145,706	23,914,157
Dredging Environmental & Marine Engineering NV(a)	43,041	4,976,153
Econocom Group SA/NV	77,987	265,314
Elia Group SA/NV	182,698	27,735,698
Etablissements Franz Colruyt NV	274,068	7,571,403
Euronav NV	941,082	12,849,324
Fagron	443,368	6,762,603
Galapagos NV(a)(b)	241,834	12,269,214
Gimv NV	154,857	8,360,649
Groupe Bruxelles Lambert SA	527,533	46,694,622
Immobel SA	2,645	158,907
Intervest Offices & Warehouses NV(b)	18,118	512,935
Ion Beam Applications	128,465	2,242,563
KBC Ancora(b)	254,845	8,925,949
KBC Group NV	1,293,444	67,746,668
Kinepolis Group NV(a)(b)	93,790	4,619,416
Melexis NV	119,265	10,233,273
Mithra Pharmaceuticals SA(a)(b)	73,029	493,668
Montea NV	49,772	5,033,319
Ontex Group NV(a)(b)	379,015	2,478,038
Orange Belgium SA(a)(b)	139,048	2,677,436
Proximus SADP	781,766	10,832,927
Recticel SA	104,883	1,610,077
Retail Estates NV	13,970	986,341
Shurgard Self Storage SA	30,906	1,594,164
Sofina SA	80,088	18,755,746
Solvay SA	381,649	33,521,347
Telenet Group Holding NV	220,959	3,533,860
Tessenderlo Group SA(a)	193,871	6,076,055
UCB SA	657,115	51,346,142
Umicore SA	1,080,804	39,149,276
VGP NV	54,424	9,558,814
Warehouses De Pauw CVA	790,315	26,866,124
X-Fab Silicon Foundries SE(a)(b)(d)	153,780	1,026,974
Xior Student Housing NV	124,270	5,435,948

		823,940,357

Denmark — 2.7%
ALK-Abello A/S(a)	807,351	16,119,351
Alm Brand A/S	4,984,701	7,501,473
Ambu A/S, Class B(b)	883,586	10,045,693
AP Moller - Maersk A/S, Class A	16,044	42,981,474
AP Moller - Maersk A/S, Class B, NVS	27,661	75,523,745
Bavarian Nordic A/S(a)(b)	395,513	19,612,089
Better Collective A/S(a)(b)	157,675	2,504,489
Carlsberg A/S, Class B	517,787	66,971,549
cBrain A/S	47,927	1,374,317
Chemometec A/S	86,248	10,302,526

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Chr Hansen Holding A/S	544,728	$35,653,979
Coloplast A/S, Class B	617,968	72,326,304
D/S Norden A/S	178,057	7,769,984
Danske Bank A/S	3,559,460	49,776,549
Demant A/S(a)	498,951	19,007,899
Dfds A/S	203,783	7,303,291
Drilling Co. of 1972 A/S (The)(a)	113,474	5,385,247
DSV A/S	995,132	167,680,638
FLSmidth & Co. A/S	269,579	7,404,594
Genmab A/S(a)	342,182	121,755,167
GN Store Nord A/S	691,310	24,074,251
H Lundbeck A/S	1,469,756	7,264,432
H Lundbeck A/S, Class A(a)	367,453	1,751,854
ISS A/S(a)	810,404	14,163,054
Jyske Bank A/S, Registered(a)	282,849	14,803,333
Matas A/S	288,232	3,092,467
Netcompany Group A/S(a)(d)	209,843	11,767,426
Nilfisk Holding A/S(a)	91,566	2,164,128
NKT A/S(a)	229,926	11,780,295
Novo Nordisk A/S, Class B	8,788,172	1,023,591,376
Novozymes A/S, Class B	1,063,381	67,929,057
NTG Nordic Transport Group A/S, Class A(a)(b)	27,810	1,226,107
Orsted A/S(d)	980,041	114,093,070
Pandora A/S	499,745	37,126,908
Per Aarsleff Holding A/S	133,044	4,091,638
Ringkjoebing Landbobank A/S	181,318	20,360,720
Rockwool A/S, Class B	44,623	11,057,536
Royal Unibrew A/S	265,007	22,600,747
Scandinavian Tobacco Group A/S, Class A(d)	389,200	7,454,063
Schouw & Co. A/S	77,599	5,777,710
SimCorp A/S	225,398	16,823,314
Solar A/S, Class B	2,824	265,583
Spar Nord Bank A/S	553,053	6,336,895
Sydbank A/S	373,411	11,467,101
Topdanmark A/S	231,242	11,270,651
Tryg A/S	1,861,136	42,436,401
Vestas Wind Systems A/S	5,235,885	137,618,560
Zealand Pharma A/S(a)(b)	200,193	3,610,571

		2,382,999,606

Finland — 1.2%
Aktia Bank OYJ(b)	56,540	541,461
Anora Group OYJ	21,405	181,889
Cargotec OYJ, Class B	232,942	8,238,423
Caverion OYJ	533,702	2,661,685
Citycon OYJ	549,701	3,911,045
Elisa OYJ	740,916	40,976,418
Finnair OYJ(a)(b)	3,879,257	1,594,814
Fortum OYJ	2,342,498	26,292,879
F-Secure OYJ(a)	54,455	168,915
Harvia OYJ(b)	89,711	1,914,272
Huhtamaki OYJ	513,607	20,019,662
Kamux Corp.	164,059	1,352,788
Kemira OYJ	642,964	8,163,845
Kempower OYJ(a)(b)	87,782	1,234,778
Kesko OYJ, Class B	1,420,299	35,128,489
Kojamo OYJ(b)	697,898	12,450,052
Kone OYJ, Class B	1,751,890	80,063,881
Konecranes OYJ	367,906	9,877,847
Marimekko OYJ	20,776	288,823
Metsa Board OYJ, Class B	1,108,618	9,883,080

Security	Shares	Value

Finland (continued)
Metso Outotec OYJ	3,486,004	$28,817,720
Musti Group OYJ	72,963	1,512,258
Neste OYJ	2,194,108	112,823,848
Nokia OYJ	28,003,047	145,856,108
Nokian Renkaat OYJ	675,839	7,993,672
Nordea Bank Abp	17,067,006	168,280,086
Oriola OYJ, Class B	763,394	1,549,530
Orion OYJ, Class B	551,925	26,347,514
Outokumpu OYJ	1,989,362	8,758,769
Puuilo OYJ	40,029	203,784
QT Group OYJ(a)(b)	89,324	7,222,796
Remedy Entertainment OYJ(b)	40,899	1,106,394
Revenio Group OYJ	112,278	5,783,379
Rovio Entertainment OYJ(d)	73,198	496,466
Sampo OYJ, Class A	2,600,585	112,352,376
Sanoma OYJ	446,691	6,309,790
Spinnova OYJ(a)(b)	7,356	56,416
Stora Enso OYJ, Class R	2,850,079	44,078,432
Talenom OYJ(b)	156,762	1,796,239
TietoEVRY Oyj	455,038	12,376,994
Tokmanni Group Corp.	165,822	2,181,264
UPM-Kymmene OYJ	2,762,654	87,547,839
Uponor OYJ	357,133	5,376,718
Valmet OYJ	862,707	24,006,862
Wartsila OYJ Abp	2,412,782	21,199,985
WithSecure OYJ(a)	54,455	98,845
YIT OYJ	1,009,915	3,435,353

		1,102,514,483

France — 9.9%
AB Science SA(a)(b)	129,465	992,452
ABC arbitrage	498,501	3,566,450
Accor SA(a)	869,269	22,556,578
Aeroports de Paris(a)	155,189	21,442,745
Air France-KLM(a)(b)	6,430,202	8,866,181
Air Liquide SA	2,728,687	375,146,352
Airbus SE	3,076,827	331,748,672
Albioma SA	215,384	10,975,839
ALD SA(d)	592,935	7,023,923
Alstom SA(b)	1,650,595	39,227,532
Altarea SCA(b)	18,189	2,697,462
Alten SA	167,524	22,689,455
Amundi SA(d)	315,605	17,135,712
Antin Infrastructure Partners SA(b)	180,556	5,421,703
APERAM SA	268,400	8,750,986
ArcelorMittal SA	3,151,755	77,766,193
Arkema SA	305,924	28,981,877
Atos SE(a)(b)	515,219	6,351,881
Aubay	2,258	120,064
AXA SA	10,058,975	231,784,023
Believe SA(a)(b)	20,491	189,686
Beneteau SA	61,271	704,588
BioMerieux	215,561	23,331,749
BNP Paribas SA	5,797,589	273,920,363
Boiron SA	46,897	2,192,846
Bollore SE	4,742,045	23,941,917
Bonduelle SCA	112,176	1,508,559
Bouygues SA(b)	1,190,796	35,997,443
Bureau Veritas SA	1,516,395	41,823,095
Capgemini SE	844,637	161,103,382
Carmila SA	299,599	4,741,969

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Carrefour SA	3,211,771	$54,735,140
Casino Guichard Perrachon SA(a)(b)	237,167	2,792,407
CGG SA(a)(b)	4,132,902	3,691,347
Chargeurs SA	71,142	1,219,639
Cie Generale des Etablissements Michelin SCA	3,509,861	98,221,930
Cie. de Saint-Gobain	2,576,589	120,145,878
Cie. des Alpes(a)	4,493	78,883
Cie. Plastic Omnium SA	364,224	6,812,224
Coface SA(a)	632,537	6,624,458
Covivio	246,128	15,566,013
Credit Agricole SA	6,381,595	58,798,926
Danone SA	3,390,973	186,975,386
Dassault Aviation SA	134,938	19,299,187
Dassault Systemes SE	3,459,099	148,366,532
Derichebourg SA	680,378	4,336,604
Edenred	1,284,020	65,909,388
Eiffage SA(b)	429,817	40,333,589
Electricite de France SA(b)	2,903,562	35,261,580
Elior Group SA(a)(b)(d)	658,261	2,139,145
Elis SA	1,015,098	15,151,201
Engie SA	9,448,163	116,895,864
Equasens	23,672	2,062,204
Eramet SA	48,710	5,156,265
Esker SA	15,585	2,341,043
EssilorLuxottica SA	1,493,620	234,173,234
Etablissements Maurel et Prom SA	312,281	1,650,324
Eurazeo SE	250,441	17,888,377
Euroapi SA(a)	256,264	4,323,161
Eurofins Scientific SE	696,803	54,321,622
Eutelsat Communications SA	864,922	6,581,816
Faurecia SE(a)(b)	817,255	14,771,879
Fnac Darty SA	103,228	4,140,752
Gaztransport Et Technigaz SA	150,560	20,765,837
Gecina SA	237,875	24,389,465
Getlink SE	2,295,183	45,936,536
Hermes International	164,776	226,063,415
ICADE	173,567	8,689,916
ID Logistics Group(a)	2,170	702,620
Imerys SA	203,495	6,895,717
Interparfums SA	36,340	1,823,117
Ipsen SA	197,595	19,988,145
IPSOS	233,015	11,943,345
JCDecaux SA(a)(b)	328,106	5,291,202
Kaufman & Broad SA(b)	53,064	1,473,254
Kering SA	390,451	223,529,669
Klepierre SA	1,108,904	24,639,897
Korian SA	405,333	5,997,423
La Francaise des Jeux SAEM(d)	535,220	19,116,999
Legrand SA	1,385,051	113,392,212
LISI	113,966	2,685,206
LNA Sante SA	3,464	118,603
L’Oreal SA	1,257,401	475,369,654
LVMH Moet Hennessy Louis Vuitton SE	1,448,833	1,006,002,979
Maisons du Monde SA(d)	211,700	2,262,747
McPhy Energy SA(a)(b)	111,098	1,709,472
Mercialys SA	406,918	3,607,025
Mersen SA	131,688	4,632,971
Metropole Television SA	213,658	2,814,405
Neoen SA(b)(d)	263,634	11,594,905
Nexans SA	160,206	15,386,920

Security	Shares	Value

France (continued)
Nexity SA	246,566	$6,059,281
Orange SA	10,317,618	105,429,872
Orpea SA(a)(b)	288,090	7,173,208
Pernod Ricard SA	1,093,351	214,782,618
Peugeot Invest	35,388	3,591,604
Publicis Groupe SA	1,175,202	62,538,775
Quadient SA	221,832	4,318,986
Remy Cointreau SA	120,325	23,771,069
Renault SA(a)	981,225	29,009,304
Rexel SA	1,289,378	22,915,397
Rubis SCA	469,847	11,483,632
Safran SA	1,769,356	194,479,702
Sanofi	5,934,876	589,769,521
Sartorius Stedim Biotech	144,889	57,961,303
Schneider Electric SE	2,809,195	388,522,424
SCOR SE(b)	809,735	14,249,324
SEB SA	128,265	10,798,684
SES SA	1,966,095	14,837,627
SES-Imagotag SA(a)	4,475	434,699
SMCP SA(a)(d)	141,508	770,489
Societe BIC SA	132,731	7,499,723
Societe Generale SA	4,112,165	92,138,775
Sodexo SA	458,314	37,239,655
SOITEC(a)	144,584	23,143,095
Solutions 30 SE(a)(b)	493,396	1,679,037
Somfy SA	38,280	4,840,438
Sopra Steria Group SACA	88,763	14,790,671
SPIE SA	664,313	15,953,428
Technicolor SA(a)	1,032,630	3,301,289
Teleperformance	305,903	102,294,245
Television Francaise 1	378,775	2,609,261
Thales SA	549,650	68,354,259
TotalEnergies SE	12,938,914	660,885,489
Trigano SA	59,641	5,835,613
Ubisoft Entertainment SA(a)	484,600	20,631,558
Unibail-Rodamco-Westfield(a)	620,058	35,209,830
Valeo	1,071,370	23,013,053
Vallourec SA(a)	474,750	4,399,043
Valneva SE(a)(b)	450,012	4,475,629
Veolia Environnement SA	3,436,497	85,949,680
Verallia SA(d)	383,993	9,828,939
Vicat SA	84,978	2,215,527
Vinci SA	2,784,730	266,940,713
Virbac SA	28,344	10,469,014
Vivendi SE	3,672,365	34,862,981
Voltalia SA(a)(b)	147,242	3,122,308
Waga Energy SA(a)(b)	26,019	928,086
Wavestone	41,778	2,181,552
Wendel SE	137,057	12,614,675
Worldline SA/France(a)(d)	1,232,246	54,389,028

		8,804,985,444

Germany — 6.6%
1&1 AG	230,699	3,997,391
Aareal Bank AG(a)	323,051	10,499,539
About You Holding SE(a)(b)	77,972	704,108
Adesso SE	16,768	2,905,145
adidas AG	902,611	156,144,007
ADLER Group SA(a)(b)(d)	396,225	1,405,317
AIXTRON SE	641,933	16,595,800
Allianz SE, Registered	2,131,672	387,124,608

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Amadeus Fire AG	17,751	$1,983,312
Aroundtown SA(b)	5,306,426	17,017,892
Atoss Software AG	4,986	786,756
AURELIUS Equity Opportunities SE & Co. KGaA(b)	109,239	2,605,846
Aurubis AG	173,157	12,501,429
Auto1 Group SE(a)(b)(d)	452,564	3,903,534
BASF SE	4,768,265	212,498,560
Basler AG(b)	14,520	553,231
Bayer AG, Registered	5,127,103	299,065,131
Bayerische Motoren Werke AG	1,718,880	140,455,401
BayWa AG	82,158	3,536,406
Bechtle AG	420,351	19,442,856
Beiersdorf AG	516,204	53,233,396
Bertrandt AG	40,274	1,504,161
Bike24 Holding AG(a)(b)	12,977	38,558
Bilfinger SE	192,026	5,802,557
Borussia Dortmund GmbH & Co. KGaA(a)(b)	540,010	2,106,457
Brenntag SE	799,630	56,170,081
CANCOM SE	223,832	7,651,660
Carl Zeiss Meditec AG, Bearer	212,414	30,999,661
Ceconomy AG	689,694	1,390,996
Cewe Stiftung & Co. KGaA(b)	47,877	4,111,556
Commerzbank AG(a)	5,499,432	37,677,314
CompuGroup Medical SE & Co. KgaA	141,131	6,117,788
Continental AG	567,542	40,432,344
Covestro AG(d)	999,756	33,717,150
CropEnergies AG	50,237	740,344
CTS Eventim AG & Co. KGaA(a)	321,548	17,711,916
Daimler Truck Holding AG(a)	2,404,852	65,712,474
Datagroup SE	2,288	174,415
Delivery Hero SE(a)(d)	860,527	41,517,289
Dermapharm Holding SE	93,582	5,272,268
Deutsche Bank AG, Registered	10,695,428	93,552,393
Deutsche Beteiligungs AG(b)	145,792	4,207,883
Deutsche Boerse AG	984,987	171,944,550
Deutsche Euroshop(c)	310,791	6,829,343
Deutsche Lufthansa AG, Registered(a)(b)	3,048,934	18,768,788
Deutsche Pfandbriefbank AG(d)	819,655	7,576,346
Deutsche Post AG, Registered	5,141,102	205,334,907
Deutsche Telekom AG, Registered	16,915,257	321,372,543
Deutz AG	799,893	3,339,469
DIC Asset AG	330,084	3,754,536
Duerr AG	302,074	7,510,372
E.ON SE	11,633,140	104,571,457
Eckert & Ziegler Strahlen- und Medizintechnik AG	74,795	3,316,622
ElringKlinger AG	65,638	525,352
Encavis AG	650,336	14,231,154
Energiekontor AG	10,784	1,058,397
Evonik Industries AG	1,085,090	23,144,630
Evotec SE(a)	747,430	19,419,128
Fielmann AG	38,215	1,544,736
flatexDEGIRO AG(a)(b)	354,880	3,609,561
Fraport AG Frankfurt Airport Services Worldwide(a)	191,637	8,764,064
Freenet AG	640,134	15,073,006
Fresenius Medical Care AG & Co. KGaA	1,065,687	39,508,718
Fresenius SE & Co. KGaA	2,165,229	55,405,950
GEA Group AG	794,803	29,668,078
Gerresheimer AG(b)	167,765	10,076,874
GFT Technologies SE	56,133	2,536,922
Global Fashion Group SA(a)(b)	513,853	762,465

Security	Shares	Value

Germany (continued)
Grand City Properties SA	512,241	$6,986,287
GRENKE AG(b)	147,062	3,861,563
Hamborner REIT AG	555,375	4,886,411
Hamburger Hafen und Logistik AG	162,031	2,258,269
Hannover Rueck SE	310,995	44,113,715
HeidelbergCement AG	743,854	37,889,691
Heidelberger Druckmaschinen AG(a)(b)	907,393	1,392,654
HelloFresh SE(a)	866,957	23,962,454
Henkel AG & Co. KGaA	535,708	33,778,957
Hensoldt AG	189,222	4,851,552
HOCHTIEF AG	126,444	6,786,829
Hornbach Holding AG & Co. KGaA	53,503	4,199,454
Hugo Boss AG	309,456	18,286,490
Hypoport SE(a)	24,038	4,996,339
Indus Holding AG	129,612	3,107,970
Infineon Technologies AG	6,801,818	186,536,223
Instone Real Estate Group SE(b)(d)	241,037	2,640,811
Jenoptik AG	312,141	7,560,159
JOST Werke AG(d)	20,903	869,003
K+S AG, Registered	994,135	20,962,553
KION Group AG	369,574	16,857,234
Kloeckner & Co. SE	459,952	4,507,813
Knorr-Bremse AG	374,064	22,285,068
Krones AG	89,008	7,755,277
KWS Saat SE & Co. KGaA	60,855	3,718,171
LANXESS AG	417,525	15,354,810
LEG Immobilien SE	382,230	34,723,780
MBB SE(b)	694	76,681
Media and Games Invest SE(a)(b)	294,370	718,440
Medios AG(a)	73,383	2,133,409
Mercedes-Benz Group AG	4,164,920	245,621,916
Merck KGaA	668,093	127,245,406
METRO AG(a)	723,292	5,878,266
MLP SE	600,016	3,507,768
MorphoSys AG(a)(b)	187,214	4,162,427
MTU Aero Engines AG	276,418	53,435,295
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	731,152	165,756,540
Nagarro SE(a)	42,278	4,958,259
Nemetschek SE	319,542	21,392,238
Nordex SE(a)(b)	659,256	6,405,795
Norma Group SE	195,185	3,641,366
Northern Data AG(a)(b)	25,881	632,820
PATRIZIA AG(b)	312,093	4,025,459
Pfeiffer Vacuum Technology AG	38,052	6,016,428
PNE AG	24,305	386,891
ProSiebenSat.1 Media SE	905,208	7,741,988
Puma SE	564,796	38,137,150
PVA TePla AG(a)	67,814	1,481,313
QIAGEN NV(a)	1,201,092	60,194,854
Rational AG	26,304	18,335,077
Rheinmetall AG	228,428	41,888,456
RWE AG	3,349,178	137,778,300
Salzgitter AG(b)	156,289	3,979,219
SAP SE	5,440,829	507,480,851
Scout24 SE(d)	430,745	24,625,037
Secunet Security Networks AG	8,569	2,478,689
SGL Carbon SE(a)	413,347	3,130,795
Siemens AG, Registered	3,978,366	443,762,704
Siemens Healthineers AG(d)	1,482,121	75,949,256

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Siltronic AG	91,777	$7,451,225
Sirius Real Estate Ltd.	5,419,066	6,307,746
Sixt SE	80,094	9,778,010
SMA Solar Technology AG(a)(b)	79,106	4,316,209
Software AG(b)	282,487	7,631,806
Stabilus SE	141,646	7,982,882
Steico SE	28,476	2,327,212
Stratec SE	40,226	3,710,589
Stroeer SE & Co. KGaA	203,808	8,914,107
Suedzucker AG	409,740	5,780,349
Symrise AG	688,575	80,346,789
Synlab AG	391,163	7,406,714
TAG Immobilien AG	907,502	10,049,917
Takkt AG	197,088	2,687,516
TeamViewer AG(a)(d)	799,881	8,328,100
Telefonica Deutschland Holding AG	5,396,636	14,347,654
thyssenkrupp AG(a)	2,417,180	14,928,689
Tonies SE, Class A(a)(b)	211,726	1,081,972
TUI AG(a)(b)	5,404,989	8,733,592
Uniper SE(b)	493,596	3,297,910
United Internet AG, Registered	504,886	13,299,288
Varta AG(b)	101,310	8,247,081
VERBIO Vereinigte BioEnergie AG	116,252	7,214,407
Vitesco Technologies Group AG(a)	103,257	5,616,055
Volkswagen AG	155,842	30,867,251
Vonovia SE	3,635,036	121,118,644
Vossloh AG(b)	67,761	2,418,383
Wacker Neuson SE	200,336	3,854,635
Zalando SE(a)(b)(d)	1,169,470	32,924,227
Zeal Network SE(b)	64,623	2,067,300

		5,874,341,787

Hong Kong — 2.9%
AIA Group Ltd.	63,134,000	634,284,792
Apollo Future Mobility Group Ltd.(a)(b)	8,772,000	352,199
ASMPT Ltd.	1,590,400	12,671,724
Atlas Corp.	465,437	5,436,304
Bank of East Asia Ltd. (The)	7,105,000	9,030,186
BOC Hong Kong Holdings Ltd.	19,485,500	70,485,184
Brightoil Petroleum Holdings Ltd.(c)	6,240,000	8
Budweiser Brewing Co. APAC Ltd.(b)(d)	9,121,400	25,256,563
Cafe de Coral Holdings Ltd.	1,612,000	2,459,862
Champion REIT	14,925,000	6,582,596
Chinese Estates Holdings Ltd.(a)	567,500	156,197
Chow Sang Sang Holdings International Ltd.	1,001,000	1,034,779
Chow Tai Fook Jewellery Group Ltd.(b)	10,446,800	20,661,238
CITIC Telecom International Holdings Ltd.	12,488,000	4,164,617
CK Asset Holdings Ltd.	10,346,516	73,250,510
CK Hutchison Holdings Ltd.	13,913,516	92,292,202
CK Infrastructure Holdings Ltd.	3,325,000	20,850,321
CK Life Sciences International Holdings Inc.(b)	14,682,000	1,499,029
CLP Holdings Ltd.	8,492,500	72,012,744
C-Mer Eye Care Holdings Ltd.(a)(b)	3,180,000	1,620,417
Comba Telecom Systems Holdings Ltd.(a)(b)	9,912,000	1,791,862
Cowell e Holdings Inc.(a)	1,200,000	2,107,897
Dah Sing Banking Group Ltd.	3,150,800	2,403,193
Dah Sing Financial Holdings Ltd.	812,800	2,134,454
EC Healthcare(b)	2,212,000	1,901,495
E-Commodities Holdings Ltd.(b)	6,706,000	1,532,463
ESR Group Ltd.(a)(d)	10,510,800	27,332,559
Far East Consortium International Ltd.	6,976,000	2,250,421

Security	Shares	Value

Hong Kong (continued)
First Pacific Co. Ltd.	14,170,250	$5,654,498
Fortune REIT	7,233,000	6,176,554
Fosun Tourism Group(a)(b)(d)	1,265,600	1,808,336
Futu Holdings Ltd., ADR(a)(b)	316,115	13,150,384
Galaxy Entertainment Group Ltd.	11,381,000	67,706,397
Guotai Junan International Holdings Ltd.	24,856,000	2,504,199
Haitong International Securities Group Ltd.(b)	18,518,299	2,216,772
Hang Lung Group Ltd.	5,390,000	9,721,546
Hang Lung Properties Ltd.	10,467,000	19,096,981
Hang Seng Bank Ltd.(b)	4,060,400	65,496,750
Health and Happiness H&H International Holdings Ltd.	1,074,500	1,292,104
Henderson Land Development Co. Ltd.	7,461,570	25,974,811
HK Electric Investments & HK Electric Investments Ltd., Class SS	14,437,000	13,057,835
HKBN Ltd.	4,960,500	5,510,333
HKT Trust & HKT Ltd., Class SS	19,976,200	27,988,957
Hong Kong & China Gas Co. Ltd.	58,591,864	61,880,753
Hong Kong Exchanges & Clearing Ltd.	6,394,800	293,460,148
Hong Kong Technology Venture Co. Ltd.(b)	2,927,000	1,824,674
Hongkong Land Holdings Ltd.	5,987,800	31,124,944
Hsin Chong Group Holdings Ltd.(a)(c)	7,490,000	10
Hutchison Telecommunications Hong Kong Holdings Ltd.	12,936,000	2,338,499
Hysan Development Co. Ltd.	2,920,000	8,951,514
IGG Inc.	4,249,000	1,704,059
Jardine Matheson Holdings Ltd.	1,115,700	58,926,604
Johnson Electric Holdings Ltd.	2,065,750	2,641,520
K Wah International Holdings Ltd.	299,000	111,170
Kerry Logistics Network Ltd.	2,467,387	4,952,860
Kerry Properties Ltd.	3,027,000	7,280,346
Lifestyle International Holdings Ltd.(a)	3,287,000	1,128,389
Link REIT	11,033,500	92,398,160
LK Technology Holdings Ltd.	2,717,500	4,747,600
Luk Fook Holdings International Ltd.	1,498,000	3,657,562
Man Wah Holdings Ltd.	9,266,400	7,253,751
MECOM Power and Construction Ltd.	3,726,000	1,082,216
Melco International Development Ltd.(a)(b)	4,893,000	3,318,425
Melco Resorts & Entertainment Ltd., ADR(a)(b)	1,122,029	5,778,449
MGM China Holdings Ltd.(a)	4,278,800	2,297,121
MTR Corp. Ltd.	7,999,000	42,358,740
New World Development Co. Ltd.	7,826,000	26,169,337
Nissin Foods Co. Ltd.	55,000	39,987
NWS Holdings Ltd.	8,054,166	7,988,202
Pacific Basin Shipping Ltd.	27,178,000	12,997,492
Pacific Textiles Holdings Ltd.	5,169,000	2,055,463
PAX Global Technology Ltd.	2,208,000	2,065,837
PCCW Ltd.	23,285,000	12,462,312
Perfect Medical Health Management Ltd.	1,615,000	758,978
Power Assets Holdings Ltd.	7,378,000	48,309,260
Prosperity REIT	8,620,000	2,635,448
Realord Group Holdings Ltd.(a)(b)	2,398,000	3,009,075
Sa Sa International Holdings Ltd.(a)(b)	9,204,000	1,523,795
Sands China Ltd.(a)	12,452,000	29,206,663
Shangri-La Asia Ltd.(a)	8,958,000	7,306,511
Shun Tak Holdings Ltd.(a)	10,386,000	1,947,006
Sino Land Co. Ltd.	16,676,000	24,777,818
SITC International Holdings Co. Ltd.	7,250,000	24,685,709
SJM Holdings Ltd.(a)(b)	10,957,000	4,470,325
SmarTone Telecommunications Holdings Ltd.	2,217,000	1,157,401

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Stella International Holdings Ltd.	455,000	$443,413
Sun Hung Kai & Co. Ltd.	1,041,000	479,989
Sun Hung Kai Properties Ltd.	7,507,500	89,618,007
SUNeVision Holdings Ltd.	1,797,000	1,175,267
Sunlight REIT	2,582,000	1,233,455
Swire Pacific Ltd., Class A	2,721,000	15,496,422
Swire Properties Ltd.	5,969,000	14,222,514
Techtronic Industries Co. Ltd.	7,164,000	79,496,193
Texhong Textile Group Ltd.	1,247,500	1,160,995
Theme International Holdings Ltd.(a)(b)	24,500,000	3,220,062
United Energy Group Ltd.	40,810,000	4,689,300
United Laboratories International Holdings Ltd. (The)	4,430,000	2,337,001
Value Partners Group Ltd.(b)	7,726,000	2,565,706
Vesync Co. Ltd.	785,000	503,129
Vitasoy International Holdings Ltd.	4,276,000	6,443,487
Vobile Group Ltd.(a)(b)	8,315,000	4,251,157
VSTECS Holdings Ltd.	2,100,000	1,603,914
VTech Holdings Ltd.	895,800	6,106,707
WH Group Ltd.(d)	43,543,000	32,976,721
Wharf Real Estate Investment Co. Ltd.(b)	8,694,000	38,698,795
Wynn Macau Ltd.(a)	8,241,600	5,419,871
Xinyi Glass Holdings Ltd.	9,590,000	18,914,674
Yue Yuen Industrial Holdings Ltd.	4,004,000	5,325,133
Zensun Enterprises Ltd.(b)	2,745,999	839,552

		2,552,917,870

Ireland — 0.6%
AIB Group PLC	4,220,908	9,601,077
Bank of Ireland Group PLC	5,282,731	30,258,208
C&C Group PLC(a)	2,230,449	5,390,825
Cairn Homes PLC(a)	3,659,046	4,061,343
CRH PLC	3,971,260	152,393,690
Dalata Hotel Group PLC(a)	1,187,731	4,376,410
Flutter Entertainment PLC, Class DI(a)	863,549	86,699,808
Glanbia PLC	960,721	11,291,903
Glenveagh Properties PLC(a)(d)	1,786,722	1,983,103
Grafton Group PLC	1,266,136	13,096,231
Greencore Group PLC(a)	2,869,967	3,516,016
Irish Residential Properties REIT PLC	1,557,963	2,155,995
James Hardie Industries PLC	2,325,852	57,440,885
Kerry Group PLC, Class A	823,648	86,936,964
Kingspan Group PLC	794,575	51,431,311
Origin Enterprises PLC	680,483	2,762,533
Smurfit Kappa Group PLC	1,269,058	46,000,050
Uniphar PLC(a)	708,275	2,341,791

		571,738,143

Israel — 1.1%
AFI Properties Ltd.(b)	62,884	3,289,408
Africa Israel Residences Ltd.(b)	32,678	1,884,150
Airport City Ltd.(a)	492,325	9,517,907
Alony Hetz Properties & Investments Ltd.	945,622	13,799,664
Altshuler Shaham Penn Ltd.(b)	421,184	1,221,044
Amot Investments Ltd.	1,033,566	7,085,999
Arad Investment & Industrial Development Ltd.(b)	16,675	2,040,800
Ashtrom Group Ltd.(b)	110,906	2,584,706
AudioCodes Ltd.(b)	126,375	3,098,335
Azorim-Investment Development & Construction Co. Ltd.	57,531	219,739
Azrieli Group Ltd.	227,016	18,196,909
Bank Hapoalim BM	6,286,668	58,591,770

Security	Shares	Value

Israel (continued)
Bank Leumi Le-Israel BM	8,055,618	$78,329,678
Bezeq The Israeli Telecommunication Corp. Ltd.	11,308,410	19,361,632
Big Shopping Centers Ltd.	36,404	4,849,014
Blue Square Real Estate Ltd.(b)	1,909	148,865
Camtek Ltd./Israel(a)(b)	146,599	4,326,435
Cellcom Israel Ltd.(a)(b)	522,784	2,867,315
Cellebrite DI Ltd.(a)(b)	12,133	61,272
Check Point Software Technologies Ltd.(a)(b)	543,891	67,768,819
Clal Insurance Enterprises Holdings Ltd.(a)	352,271	6,891,025
Cognyte Software Ltd.(a)(b)	331,498	1,495,056
CyberArk Software Ltd.(a)(b)	210,715	27,420,343
Danel Adir Yeoshua Ltd.	29,549	3,747,698
Danya Cebus Ltd.	41,043	1,056,416
Delek Automotive Systems Ltd.	271,723	3,419,467
Delek Group Ltd.(a)	45,329	6,882,624
Delta Galil Industries Ltd.	37,815	1,847,795
Doral Group Renewable Energy Resources Ltd.(a)(b)	346,957	1,213,512
Elbit Systems Ltd.	138,297	31,909,733
Elco Ltd.	15,874	1,101,478
Electra Consumer Products 1970 Ltd.(b)	69,806	3,284,955
Electra Ltd./Israel	9,695	5,810,236
Electra Real Estate Ltd.	50,656	836,254
Electreon Wireless Ltd.(a)(b)	22,913	554,933
Energix-Renewable Energies Ltd.	1,173,081	4,754,730
Enlight Renewable Energy Ltd.(a)(b)	4,796,488	10,927,020
Equital Ltd.(a)	4,140	146,802
Fattal Holdings 1998 Ltd.(a)	28,916	3,381,745
FIBI Holdings Ltd.	11,872	552,063
First International Bank Of Israel Ltd. (The)	455,651	19,264,953
Fiverr International Ltd.(a)	171,290	5,494,983
Formula Systems 1985 Ltd.	42,763	4,448,769
Fox Wizel Ltd.(b)	45,537	5,789,786
G City Ltd.	756,996	4,673,067
Gav-Yam Lands Corp. Ltd.	—	4
Gilat Satellite Networks Ltd.(a)(b)	129,301	873,085
Harel Insurance Investments & Financial Services Ltd.	951,243	9,726,575
Hilan Ltd.	33,462	1,949,712
ICL Group Ltd.	3,725,118	33,944,827
Inmode Ltd.(a)(b)	390,852	12,991,920
Isracard Ltd.	500,179	1,563,610
Israel Canada T.R Ltd.(b)	732,273	2,828,327
Israel Corp. Ltd.(a)	27,511	12,252,710
Israel Discount Bank Ltd., Class A	6,654,886	37,838,740
Israel Land Development - Urban Renewal Ltd.	85,025	1,358,801
Isras Investment Co. Ltd.	9,475	1,875,171
Ituran Location and Control Ltd.(b)	151,151	3,839,235
Kornit Digital Ltd.(a)(b)	261,334	7,110,898
M Yochananof & Sons Ltd.	2,277	131,217
Magic Software Enterprises Ltd.	134,036	2,682,294
Malam - Team Ltd.(b)	4,606	103,295
Matrix IT Ltd.(b)	174,206	4,427,096
Maytronics Ltd.(b)	199,659	2,630,963
Mega Or Holdings Ltd.	98,492	3,300,302
Melisron Ltd.(a)	154,516	11,691,443
Menora Mivtachim Holdings Ltd.(a)	26,826	536,936
Migdal Insurance & Financial Holdings Ltd.	3,635,543	5,678,257
Mivne Real Estate KD Ltd.(b)	3,241,680	11,009,857
Mizrahi Tefahot Bank Ltd.	863,883	32,115,748
Nano Dimension Ltd., ADR(a)(b)	1,302,062	4,283,784

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Nano-X Imaging Ltd.(a)(b)	203,167	$2,446,131
Nayax Ltd.(a)	72,183	194,357
Neto Malinda Trading Ltd.(a)(b)	59,404	2,241,668
Nice Ltd.(a)	332,668	71,023,723
Nova Ltd.(a)	139,318	14,796,042
Oil Refineries Ltd.	14,733,268	5,552,207
One Software Technologies Ltd.(b)	198,300	3,256,877
OPC Energy Ltd.(a)(b)	310,499	3,591,038
OY Nofar Energy Ltd.(a)(b)	79,502	2,337,032
Partner Communications Co. Ltd.(a)(b)	767,305	6,124,092
Paz Oil Co. Ltd.(a)(b)	66,550	8,207,808
Perion Network Ltd.(a)(b)	132,177	2,549,722
Phoenix Holdings Ltd. (The)	688,504	7,357,087
Plus500 Ltd.	570,953	11,587,756
Prashkovsky Investments and Construction Ltd.	8,368	270,894
Property & Building Corp. Ltd.(a)(b)	7,376	707,990
RADA Electronic Industries Ltd.(a)(b)	218,087	2,207,040
Radware Ltd.(a)	313,818	7,258,610
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(b)	73,475	5,748,447
Reit 1 Ltd.	902,345	5,228,760
Retailors Ltd.(b)	15,743	355,904
Sapiens International Corp. NV	153,870	4,035,729
Sella Capital Real Estate Ltd.	1,083,598	3,213,920
Shapir Engineering and Industry Ltd.	699,778	6,231,258
Shikun & Binui Ltd.(a)(b)	1,660,547	7,827,110
Shufersal Ltd.(b)	1,445,497	9,445,162
SimilarWeb Ltd.(a)(b)	98,566	821,055
Sisram Medical Ltd.(b)(d)	250,000	355,478
Strauss Group Ltd.	332,447	8,833,560
Summit Real Estate Holdings Ltd.(b)	93,775	1,708,729
Taboola.com Ltd.(a)	82,489	216,121
Tadiran Group Ltd.(b)	19,338	2,991,927
Taro Pharmaceutical Industries Ltd.(a)(b)	48,633	1,735,712
Teva Pharmaceutical Industries Ltd., ADR(a)	5,693,988	53,409,607
Tower Semiconductor Ltd.(a)(b)	606,998	28,934,348
Tremor International Ltd.(a)(b)	467,340	2,455,178
Wix.com Ltd.(a)(b)	300,922	17,853,702
YH Dimri Construction & Development Ltd.(b)	4,220	352,069
ZIM Integrated Shipping Services Ltd.	431,756	21,510,084

		997,867,645

Italy — 2.1%
A2A SpA	8,035,575	10,357,034
ACEA SpA	321,461	4,642,098
Amplifon SpA	645,433	21,343,263
Anima Holding SpA(d)	1,843,058	6,470,680
Antares Vision SpA(a)	142,978	1,529,752
Ascopiave SpA	309,593	879,804
Assicurazioni Generali SpA	5,737,286	85,770,387
Atlantia SpA	2,572,548	59,453,220
Autogrill SpA(a)	1,135,804	7,410,246
Azimut Holding SpA	604,803	10,579,894
Banca Generali SpA(b)	389,872	11,342,775
Banca IFIS SpA	173,417	2,333,266
Banca Mediolanum SpA	1,167,945	7,734,599
Banca Monte dei Paschi di Siena SpA(a)(b)	705,325	299,120
Banca Popolare di Sondrio SPA	2,703,716	8,972,473
Banco BPM SpA	7,620,635	19,738,003
BFF Bank SpA(d)	783,851	5,507,281
Biesse SpA(b)	32,573	464,506

Security	Shares	Value

Italy (continued)
BPER Banca	5,915,769	$8,211,781
Brembo SpA	933,753	9,863,642
Brunello Cucinelli SpA	190,781	11,087,966
Buzzi Unicem SpA	531,659	9,720,372
Carel Industries SpA(d)	131,403	2,993,788
CIR SpA-Compagnie Industriali(a)(b)	4,045,218	1,713,715
Credito Emiliano SpA	544,477	3,081,819
Danieli & C Officine Meccaniche SpA	109,019	2,242,385
Datalogic SpA(b)	34,618	269,786
De’ Longhi SpA	412,279	7,841,385
DiaSorin SpA	133,747	18,596,509
Digital Bros. SpA	15,720	426,475
Digital Value SpA(a)(b)	3,230	211,698
doValue SpA(d)	117,087	714,969
El.En. SpA	148,314	2,227,261
Enav SpA(a)(d)	1,420,616	6,211,059
Enel SpA	42,216,871	212,826,402
Eni SpA	13,103,533	157,512,053
ERG SpA	354,760	11,571,290
Esprinet SpA(b)	156,814	1,135,018
Ferrari NV	655,972	139,303,678
Fila SpA(b)	22,658	184,381
Fincantieri SpA(a)(b)	1,379,060	725,008
FinecoBank Banca Fineco SpA	3,141,603	39,043,729
Gruppo MutuiOnline SpA(b)	72,345	1,938,545
GVS SpA(b)(d)	355,477	3,453,939
Hera SpA	4,231,646	12,158,687
Illimity Bank SpA(a)	107,207	1,103,779
Infrastrutture Wireless Italiane SpA(d)	1,768,075	18,579,593
Interpump Group SpA	388,610	16,608,331
Intesa Sanpaolo SpA	85,469,176	151,776,871
Iren SpA	4,024,165	7,583,626
Italgas SpA	2,642,715	15,118,418
Italmobiliare SpA	11,189	311,742
Juventus Football Club SpA(a)(b)	6,038,888	2,224,942
Leonardo SpA	2,095,819	19,630,692
Maire Tecnimont SpA(b)	1,162,099	3,227,244
MARR SpA	242,153	3,351,391
Mediobanca Banca di Credito Finanziario SpA	3,138,490	26,917,918
Moncler SpA	1,084,952	54,387,415
Nexi SpA(a)(d)	2,758,935	25,056,758
OVS SpA(b)(d)	828,078	1,331,861
Pharmanutra SpA(b)	17,927	1,233,864
Piaggio & C SpA	1,510,397	3,979,177
Pirelli & C SpA(d)	1,779,544	7,704,752
Poste Italiane SpA(d)	2,709,806	22,763,220
Prysmian SpA	1,305,842	41,521,721
RAI Way SpA(d)	211,601	1,053,138
Recordati Industria Chimica e Farmaceutica SpA	556,749	24,691,424
Reply SpA	147,919	19,473,006
Safilo Group SpA(a)(b)	1,176,308	1,607,342
Saipem SpA(a)(b)	6,329,799	5,265,717
Salcef SpA(b)	72,716	1,403,545
Salvatore Ferragamo SpA(b)	343,526	6,093,401
Sanlorenzo SpA/Ameglia	11,956	416,235
Saras SpA(a)	3,466,815	4,397,728
Seco SpA(a)(b)	68,362	444,174
Sesa SpA	23,726	3,367,596
Snam SpA	10,540,632	52,887,961
SOL SpA(b)	6,713	124,506

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Stellantis NV	11,382,079	$163,449,524
Tamburi Investment Partners SpA(b)	309,230	2,569,239
Technogym SpA(b)(d)	714,666	5,034,821
Technoprobe SpA(a)	646,441	5,208,016
Telecom Italia SpA/Milano(a)(b)	50,779,591	11,265,929
Tenaris SA	2,483,720	34,757,260
Terna - Rete Elettrica Nazionale	7,293,619	55,838,512
Tinexta SpA(b)	66,509	1,656,205
Tod’s SpA(a)(b)	61,389	2,180,391
UniCredit SpA	10,943,951	108,232,240
Unipol Gruppo SpA	2,324,423	9,750,265
Webuild SpA(b)	2,059,537	3,178,509
Wiit SpA(b)	22,442	459,888
Zignago Vetro SpA(b)	49,748	631,070

		1,879,946,698

Japan — 23.5%
77 Bank Ltd. (The)	438,700	5,863,359
ABC-Mart Inc.	166,000	7,029,928
Activia Properties Inc.	2,996	9,393,879
Adastria Co. Ltd.	140,000	2,102,500
ADEKA Corp.	571,800	10,342,879
Advance Logistics Investment Corp.	2,815	3,245,513
Advance Residence Investment Corp.	6,816	18,780,774
Advantest Corp.	983,900	58,519,401
Aeon Co. Ltd.	3,372,100	68,004,848
Aeon Delight Co. Ltd.	108,300	2,343,911
AEON Financial Service Co. Ltd.	653,300	7,152,318
Aeon Hokkaido Corp.	7,900	62,776
Aeon Mall Co. Ltd.	531,100	6,776,465
AEON REIT Investment Corp.	9,529	11,176,479
AGC Inc.	998,700	36,405,836
Ai Holdings Corp.	170,900	2,163,439
Aica Kogyo Co. Ltd.	239,900	5,558,697
Aida Engineering Ltd.	447,400	3,079,445
Aiful Corp.	2,085,100	6,114,136
Ain Holdings Inc.	121,900	7,025,849
Air Water Inc.	953,700	12,839,557
Airtrip Corp.(b)	58,900	1,093,589
Aisin Corp.	763,900	22,686,747
Ajinomoto Co. Inc.	2,417,800	63,626,770
Alfresa Holdings Corp.	929,900	12,410,344
Alpen Co. Ltd.(b)	50,900	795,146
Alps Alpine Co. Ltd.	986,676	10,268,807
Amada Co. Ltd.	1,746,600	14,098,040
Amano Corp.	422,100	8,121,278
Amvis Holdings Inc.	63,000	2,221,587
ANA Holdings Inc.(a)	828,900	15,474,464
AnGes Inc.(a)(b)	884,400	2,461,514
Anicom Holdings Inc.	410,000	2,105,219
Anritsu Corp.	722,900	8,835,687
AOKI Holdings Inc.	159,600	785,736
Aozora Bank Ltd.	614,700	12,849,958
Appier Group Inc.(a)(b)	289,200	1,902,065
Arata Corp.	3,600	111,286
Arcland Sakamoto Co. Ltd.	95,900	1,114,685
Arcs Co. Ltd.	183,600	2,925,901
Argo Graphics Inc.	3,500	90,861
Ariake Japan Co. Ltd.	87,900	3,503,560
ARTERIA Networks Corp.	31,100	297,009
As One Corp.	139,300	6,609,377

Security	Shares	Value

Japan (continued)
Asahi Group Holdings Ltd.	2,355,000	$81,874,731
Asahi Holdings Inc.	444,000	6,776,468
Asahi Intecc Co. Ltd.	1,106,300	20,466,576
Asahi Kasei Corp.	6,501,000	52,153,648
Asics Corp.	857,600	16,340,270
ASKUL Corp.	243,800	3,216,280
Astellas Pharma Inc.	9,716,300	152,170,711
Atom Corp.(a)(b)	760,500	4,669,050
Autobacs Seven Co. Ltd.	541,600	5,709,291
Avex Inc.	184,700	2,117,351
Awa Bank Ltd. (The)	170,700	2,581,760
Axial Retailing Inc.	19,600	502,932
Azbil Corp.	628,800	18,928,855
Bandai Namco Holdings Inc.	1,044,300	81,583,225
Bank of Kyoto Ltd. (The)	294,500	12,529,631
BayCurrent Consulting Inc.	69,500	21,744,080
Belc Co. Ltd.	40,500	1,674,814
Bell System24 Holdings Inc.	63,000	730,570
Belluna Co. Ltd.	130,300	761,572
Benefit One Inc.(b)	446,100	7,245,733
Benesse Holdings Inc.	449,400	8,099,103
BeNext-Yumeshin Group Co.	292,100	3,505,254
Bengo4.com Inc.(a)(b)	49,600	1,430,512
Bic Camera Inc.	636,900	5,537,675
BIPROGY Inc.	422,700	9,020,160
BML Inc.	130,600	3,862,628
Bridgestone Corp.	2,948,700	115,016,563
Brother Industries Ltd.	1,225,900	22,962,862
Bunka Shutter Co. Ltd.	20,600	159,903
Bushiroad Inc.(a)(b)	69,500	798,098
C Uyemura & Co. Ltd.	56,500	2,633,700
Calbee Inc.	468,600	10,056,118
Canon Electronics Inc.	95,000	1,189,134
Canon Inc.	5,172,900	122,379,531
Canon Marketing Japan Inc.	222,000	5,213,446
Capcom Co. Ltd.	955,000	26,546,641
Casio Computer Co. Ltd.	972,800	9,515,882
Cawachi Ltd.	90,000	1,454,753
CellSource Co. Ltd.(a)(b)	44,200	1,543,909
Central Glass Co. Ltd.	170,200	4,191,409
Central Japan Railway Co.	744,200	87,143,493
Change Inc.(b)	196,300	2,973,420
Chiba Bank Ltd. (The)	3,211,200	17,812,061
Chiyoda Corp.(a)	780,400	2,401,496
Chofu Seisakusho Co. Ltd.	31,300	437,435
Chubu Electric Power Co. Inc.	3,336,300	35,589,682
Chudenko Corp.	14,400	231,247
Chugai Pharmaceutical Co. Ltd.	3,475,100	97,625,236
Chugoku Bank Ltd. (The)	932,000	6,777,508
Chugoku Electric Power Co. Inc. (The)	1,347,700	8,806,237
Chugoku Marine Paints Ltd.	19,900	131,535
Citizen Watch Co. Ltd.	1,615,000	7,080,172
CKD Corp.	366,800	5,209,181
Coca-Cola Bottlers Japan Holdings Inc.	677,250	7,721,325
COLOPL Inc.	430,600	2,170,540
Colowide Co. Ltd.	423,900	6,216,997
Comforia Residential REIT Inc.	4,824	12,184,345
COMSYS Holdings Corp.	595,900	11,971,780
Comture Corp.	79,900	1,804,296
Concordia Financial Group Ltd.	5,690,100	19,357,707

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
CONEXIO Corp.	71,200	$706,770
Cosmo Energy Holdings Co. Ltd.	396,300	12,019,917
Cosmos Pharmaceutical Corp.	104,100	11,192,037
CRE Logistics REIT Inc.	2,486	3,804,351
Create Restaurants Holdings Inc.(b)	635,800	4,842,274
Create SD Holdings Co. Ltd.	145,400	3,368,054
Credit Saison Co. Ltd.	757,300	9,670,368
Curves Holdings Co. Ltd.	104,400	568,208
CyberAgent Inc.	2,233,900	22,290,746
CYBERDYNE Inc.(a)(b)	578,100	1,526,163
Cybozu Inc.	113,100	977,317
Dai Nippon Printing Co. Ltd.	1,237,900	27,317,145
Daicel Corp.	1,322,200	8,410,931
Daido Steel Co. Ltd.	135,700	4,050,159
Daifuku Co. Ltd.	537,200	34,255,378
Daihen Corp.	105,000	3,307,622
Daiho Corp.	38,100	1,224,352
Dai-ichi Life Holdings Inc.	5,213,500	90,688,195
Daiichi Sankyo Co. Ltd.	9,145,100	242,479,610
Daiichikosho Co. Ltd.	196,800	5,582,255
Daiken Corp.	7,200	105,514
Daiki Aluminium Industry Co. Ltd.	94,000	876,404
Daikin Industries Ltd.	1,300,300	228,044,310
Daikokutenbussan Co. Ltd.	11,100	455,736
Daio Paper Corp.	475,100	5,087,117
Daiseki Co. Ltd.	234,820	6,980,494
Daishi Hokuetsu Financial Group Inc.	178,200	3,438,791
Daito Trust Construction Co. Ltd.	321,900	30,516,944
Daiwa House Industry Co. Ltd.	3,094,300	76,454,179
Daiwa House REIT Investment Corp.	11,347	27,309,905
Daiwa Office Investment Corp.	1,522	7,721,496
Daiwa Securities Group Inc.	7,400,300	34,161,448
Daiwa Securities Living Investments Corp.	12,085	11,413,940
Daiwabo Holdings Co. Ltd.	490,000	7,034,250
DCM Holdings Co. Ltd.	678,100	5,306,605
Demae-Can Co. Ltd.(a)(b)	194,600	934,446
DeNA Co. Ltd.(b)	522,300	7,714,962
Denka Co. Ltd.	450,200	11,673,054
Denso Corp.	2,247,000	122,899,803
Dentsu Group Inc.	1,141,400	39,870,875
Descente Ltd.	149,300	3,185,252
Dexerials Corp.	270,900	7,312,461
DIC Corp.	482,000	8,913,831
Digital Arts Inc.	56,600	2,801,802
Digital Garage Inc.	190,800	5,543,880
Dip Corp.	180,400	4,845,922
Direct Marketing MiX Inc.	33,100	515,303
Disco Corp.	150,500	36,771,620
DMG Mori Co. Ltd.	677,200	9,094,938
Doshisha Co. Ltd.	83,500	992,201
Doutor Nichires Holdings Co. Ltd.	185,500	2,318,399
Dowa Holdings Co. Ltd.	273,600	9,922,570
DTS Corp.	218,700	5,555,581
Duskin Co. Ltd.	242,600	5,473,427
DyDo Group Holdings Inc.	15,200	580,650
Earth Corp.	74,000	2,970,096
East Japan Railway Co.	1,559,300	81,406,318
Ebara Corp.	515,000	20,174,656
EDION Corp.	543,600	5,125,098
eGuarantee Inc.	125,000	2,193,764

Security	Shares	Value

Japan (continued)
Eiken Chemical Co. Ltd.	100,500	$1,486,611
Eisai Co. Ltd.	1,301,500	59,601,974
Eizo Corp.	98,500	2,755,051
Elan Corp.	74,100	656,621
Elecom Co. Ltd.(b)	212,500	2,719,546
Electric Power Development Co. Ltd.	759,300	12,811,455
en Japan Inc.	168,100	2,641,874
ENEOS Holdings Inc.	15,827,750	61,228,102
eRex Co. Ltd.	163,600	2,959,737
ES-Con Japan Ltd.	28,100	178,028
Euglena Co. Ltd.(a)(b)	608,000	4,272,017
Exedy Corp.	152,100	1,980,572
EXEO Group Inc.	549,400	9,205,692
Ezaki Glico Co. Ltd.	210,500	6,150,345
Fancl Corp.	460,700	8,781,210
FANUC Corp.	997,400	172,012,065
Fast Retailing Co. Ltd.	304,200	184,220,566
FCC Co. Ltd.	183,200	1,950,677
Ferrotec Holdings Corp.(b)	223,800	4,193,758
Financial Products Group Co. Ltd.	210,400	1,642,516
Food & Life Companies Ltd.	581,300	11,328,012
FP Corp.	229,000	5,155,923
Freee KK(a)(b)	207,400	5,052,110
Frontier Real Estate Investment Corp.	2,255	9,191,265
Fuji Co. Ltd./Ehime	178,600	2,920,346
Fuji Corp./Aichi	475,800	7,373,532
Fuji Electric Co. Ltd.	653,000	29,493,321
Fuji Kyuko Co. Ltd.	111,100	3,409,338
Fuji Media Holdings Inc.	208,600	1,815,719
Fuji Oil Holdings Inc.	229,900	3,923,448
Fuji Seal International Inc.	219,700	2,545,759
Fuji Soft Inc.	139,600	8,495,206
Fujicco Co. Ltd.	8,000	115,990
FUJIFILM Holdings Corp.	1,860,800	106,292,659
Fujikura Ltd.	1,403,300	8,483,244
Fujimi Inc.	101,400	4,516,792
Fujimori Kogyo Co. Ltd.	9,500	253,714
Fujitec Co. Ltd.	433,600	9,307,597
Fujitsu General Ltd.	419,400	8,942,252
Fujitsu Ltd.	1,020,000	136,743,593
Fujiya Co. Ltd.	73,900	1,328,360
Fukui Computer Holdings Inc.	16,400	433,529
Fukuoka Financial Group Inc.	891,980	15,810,087
Fukuoka REIT Corp.	5,194	6,740,221
Fukushima Galilei Co. Ltd.	3,400	93,483
Fukuyama Transporting Co. Ltd.	102,300	2,389,205
Fullcast Holdings Co. Ltd.	44,900	794,697
Funai Soken Holdings Inc.	142,000	2,503,295
Furukawa Co. Ltd.	180,500	1,677,650
Furukawa Electric Co. Ltd.	394,000	6,886,975
Fuso Chemical Co. Ltd.	68,800	1,763,656
Future Corp.	223,300	2,705,226
Fuyo General Lease Co. Ltd.	82,100	5,053,910
G-7 Holdings Inc.	63,200	706,006
Genky DrugStores Co. Ltd.	21,200	516,654
Geo Holdings Corp.(b)	8,500	89,792
Giken Ltd.	68,400	1,698,610
Global One Real Estate Investment Corp.	6,598	5,446,232
GLOBERIDE Inc.	66,200	1,134,811
Glory Ltd.	228,300	3,790,861

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
GLP J-Reit	21,846	$28,730,854
GMO Financial Gate Inc.(b)	9,200	982,535
GMO Financial Holdings Inc.	76,800	453,283
GMO GlobalSign Holdings KK	26,400	1,185,926
GMO internet Inc.	459,900	9,033,521
GMO Payment Gateway Inc.	219,200	18,216,159
GNI Group Ltd.(a)(b)	232,800	3,280,024
Goldcrest Co. Ltd.	69,500	945,285
Goldwin Inc.	113,200	7,062,657
Gree Inc.(b)	502,200	3,202,088
GS Yuasa Corp.	428,100	7,816,290
GungHo Online Entertainment Inc.	233,030	4,546,933
Gunma Bank Ltd. (The)	2,330,300	6,686,470
Gunze Ltd.	79,700	2,322,579
H.U. Group Holdings Inc.	269,000	6,446,554
H2O Retailing Corp.	566,200	4,258,072
Hachijuni Bank Ltd. (The)	2,359,900	8,785,533
Hakuhodo DY Holdings Inc.	1,231,500	12,666,776
Hamamatsu Photonics KK	727,800	33,071,867
Hankyu Hanshin Holdings Inc.	1,170,100	33,940,770
Hankyu Hanshin REIT Inc.	4,351	5,015,985
Hanwa Co. Ltd.	170,300	3,724,594
Harmonic Drive Systems Inc.	250,700	9,558,397
Haseko Corp.	1,275,400	15,527,245
Hazama Ando Corp.	1,099,300	7,400,219
Heiwa Corp.	411,900	6,429,806
Heiwa Real Estate Co. Ltd.	172,200	5,184,420
Heiwa Real Estate REIT Inc.	5,711	6,392,859
Heiwado Co. Ltd.	178,100	2,678,891
Hiday Hidaka Corp.(b)	22,600	366,854
Hikari Tsushin Inc.	106,500	11,735,043
Hino Motors Ltd.	1,472,800	7,654,455
Hioki E.E. Corp.	33,400	1,678,853
Hirata Corp.	47,800	1,713,797
Hirogin Holdings Inc.	1,640,800	7,580,846
Hirose Electric Co. Ltd.	136,945	19,674,264
HIS Co. Ltd.(a)(b)	249,100	3,779,396
Hisamitsu Pharmaceutical Co. Inc.	228,600	5,962,005
Hitachi Construction Machinery Co. Ltd.	559,900	12,352,437
Hitachi Ltd.	5,053,100	255,828,574
Hitachi Metals Ltd.(a)	1,148,000	17,652,626
Hitachi Transport System Ltd.	218,900	14,257,651
Hitachi Zosen Corp.	1,030,900	6,451,456
Hogy Medical Co. Ltd.	144,900	3,820,096
Hokkaido Electric Power Co. Inc.	1,002,600	3,851,013
Hokkoku Financial Holdings Inc.	112,100	3,902,893
Hokuetsu Corp.	838,100	4,419,308
Hokuhoku Financial Group Inc.	778,300	5,029,243
Hokuriku Electric Power Co.	885,000	3,606,500
Hokuto Corp.	123,200	1,787,732
Honda Motor Co. Ltd.	8,508,200	218,041,152
Horiba Ltd.	160,800	7,926,008
Hoshino Resorts REIT Inc.	1,210	5,926,608
Hoshizaki Corp.	566,600	16,902,818
Hosiden Corp.	380,200	4,232,735
House Foods Group Inc.	406,500	8,740,353
Hoya Corp.	1,916,100	191,977,191
Hulic Co. Ltd.	1,982,600	15,900,630
Hulic Reit Inc.	7,598	9,512,792
Hyakugo Bank Ltd. (The)	1,336,600	3,282,358

Security	Shares	Value

Japan (continued)
Ibiden Co. Ltd.	600,600	$17,724,631
Ichibanya Co. Ltd.	88,300	3,151,171
Ichigo Inc.	1,740,400	3,930,837
Ichigo Office REIT Investment Corp.	8,616	5,540,670
Idec Corp./Japan	148,600	3,315,992
Idemitsu Kosan Co. Ltd.	1,078,028	28,033,904
IDOM Inc.	244,400	1,485,635
IHI Corp.	722,600	19,053,302
Iida Group Holdings Co. Ltd.	742,900	12,163,065
Iino Kaiun Kaisha Ltd.	725,500	3,869,435
Inaba Denki Sangyo Co. Ltd.	226,200	4,716,326
Inabata & Co. Ltd.	173,100	3,141,350
Inageya Co. Ltd.	105,000	1,004,638
Industrial & Infrastructure Fund Investment Corp.	9,949	13,833,229
Infocom Corp.	103,000	1,655,330
Infomart Corp.	1,178,000	4,158,062
Information Services International-Dentsu Ltd.	108,500	3,648,434
INFRONEER Holdings Inc.	1,537,856	11,288,689
Inpex Corp.	5,433,100	62,272,956
Insource Co. Ltd.	93,500	1,978,469
Internet Initiative Japan Inc.	266,000	10,800,612
Invincible Investment Corp.	35,787	11,257,960
IR Japan Holdings Ltd.(b)	45,300	762,659
Iriso Electronics Co. Ltd.	102,000	2,295,793
Isetan Mitsukoshi Holdings Ltd.	1,750,700	14,016,179
Isuzu Motors Ltd.	2,965,400	32,526,289
Ito En Ltd.	278,400	13,118,570
ITOCHU Corp.	6,203,400	180,578,870
Itochu Enex Co. Ltd.	190,500	1,533,496
Itochu Techno-Solutions Corp.	549,600	14,729,110
Itoham Yonekyu Holdings Inc.	881,800	4,419,208
Iwatani Corp.	209,200	8,768,980
Iyo Bank Ltd. (The)	1,466,800	7,115,924
Izumi Co. Ltd.	151,300	3,546,479
J Front Retailing Co. Ltd.	1,254,100	10,557,658
JAC Recruitment Co. Ltd.	31,300	462,023
Jaccs Co. Ltd.	127,000	3,632,332
JAFCO Group Co. Ltd.	433,400	5,894,115
Japan Airlines Co. Ltd.(a)	725,000	12,559,327
Japan Airport Terminal Co. Ltd.(a)	314,600	12,331,836
Japan Aviation Electronics Industry Ltd.(b)	224,700	3,838,213
Japan Display Inc.(a)	3,056,400	1,467,789
Japan Elevator Service Holdings Co. Ltd.	298,400	3,571,131
Japan Excellent Inc.	7,570	7,201,550
Japan Exchange Group Inc.	2,580,600	41,033,425
Japan Hotel REIT Investment Corp.	25,053	13,001,380
Japan Lifeline Co. Ltd.	427,600	3,190,374
Japan Logistics Fund Inc.	5,491	13,195,266
Japan Material Co. Ltd.	283,900	4,212,463
Japan Metropolitan Fund Invest	37,942	30,918,587
Japan Petroleum Exploration Co. Ltd.	165,400	4,364,298
Japan Post Bank Co. Ltd.(b)	2,114,600	16,916,079
Japan Post Holdings Co. Ltd.	12,586,400	90,619,953
Japan Post Insurance Co. Ltd.	1,087,600	17,584,157
Japan Prime Realty Investment Corp.	4,867	14,862,301
Japan Real Estate Investment Corp.	6,465	31,219,235
Japan Securities Finance Co. Ltd.	843,800	5,234,582
Japan Steel Works Ltd. (The)	396,100	9,175,915
Japan Tobacco Inc.	6,217,200	111,633,627
Japan Wool Textile Co. Ltd. (The)	26,200	204,320

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
JCR Pharmaceuticals Co. Ltd.	312,900	$5,813,375
JCU Corp.	77,700	2,083,199
JDC Corp.	26,000	118,938
Jeol Ltd.	231,100	10,507,008
JFE Holdings Inc.	2,517,100	28,379,918
JGC Holdings Corp.	1,128,500	13,878,752
JINS Holdings Inc.(b)	69,700	1,995,815
JMDC Inc.(b)	137,600	6,847,207
J-Oil Mills Inc.	71,200	866,387
Joshin Denki Co. Ltd.	24,300	366,186
Joyful Honda Co. Ltd.	232,500	2,750,802
JSR Corp.	933,900	25,867,111
JTEKT Corp.	1,114,800	8,266,163
JTOWER Inc.(a)(b)	55,200	2,743,831
Juroku Financial Group Inc.	146,000	2,740,393
Justsystems Corp.	174,900	5,399,733
Kadokawa Corp.	562,400	13,657,453
Kaga Electronics Co. Ltd.	15,500	377,680
Kagome Co. Ltd.	512,000	12,110,176
Kajima Corp.	2,191,700	25,019,793
Kakaku.com Inc.	711,900	13,943,728
Kaken Pharmaceutical Co. Ltd.	165,400	4,829,276
Kameda Seika Co. Ltd.	22,700	805,606
Kamigumi Co. Ltd.	609,700	12,397,891
Kanamoto Co. Ltd.	147,400	2,269,507
Kandenko Co. Ltd.	598,400	3,714,973
Kaneka Corp.	224,700	6,088,267
Kanematsu Corp.	543,400	5,664,556
Kanematsu Electronics Ltd.	7,500	235,573
Kansai Electric Power Co. Inc. (The)	3,647,300	36,978,982
Kansai Paint Co. Ltd.	892,000	12,827,075
Kanto Denka Kogyo Co. Ltd.	460,000	3,154,887
Kao Corp.	2,452,100	106,652,602
Kappa Create Co. Ltd.(a)(b)	135,800	1,505,416
Katakura Industries Co. Ltd.	22,100	339,210
Katitas Co. Ltd.	235,700	5,933,800
Kato Sangyo Co. Ltd.	105,200	2,606,586
Kawasaki Heavy Industries Ltd.	783,600	15,390,312
Kawasaki Kisen Kaisha Ltd.	270,600	19,953,930
KDDI Corp.	8,417,600	269,887,770
KeePer Technical Laboratory Co. Ltd.	54,600	1,466,701
Keihan Holdings Co. Ltd.	498,000	12,425,126
Keihanshin Building Co. Ltd.	82,600	812,707
Keikyu Corp.	1,127,300	12,520,571
Keio Corp.	549,600	21,044,236
Keisei Electric Railway Co. Ltd.	745,900	20,450,214
Keiyo Bank Ltd. (The)	579,700	2,067,861
Keiyo Co. Ltd.	36,400	269,798
Kenedix Office Investment Corp.	1,890	10,158,940
Kenedix Residential Next Investment Corp.	6,450	10,843,074
Kenedix Retail REIT Corp.	4,542	9,736,995
Kewpie Corp.	503,300	8,742,881
Keyence Corp.	1,015,400	402,445,766
KFC Holdings Japan Ltd.	64,900	1,434,564
KH Neochem Co. Ltd.	166,900	3,187,137
Kikkoman Corp.	748,500	44,382,091
Kinden Corp.	765,600	9,038,898
Kintetsu Group Holdings Co. Ltd.	889,800	29,405,166
Kirin Holdings Co. Ltd.	4,236,900	69,690,014
Kisoji Co. Ltd.	134,000	2,293,756

Security	Shares	Value

Japan (continued)
Kissei Pharmaceutical Co. Ltd.	160,600	$3,404,916
Ki-Star Real Estate Co. Ltd.	46,800	1,712,629
Kitz Corp.	515,500	2,722,495
Kiyo Bank Ltd. (The)	401,300	4,407,646
Koa Corp.(b)	168,300	2,712,578
Kobayashi Pharmaceutical Co. Ltd.	257,400	17,147,960
Kobe Bussan Co. Ltd.	782,400	22,302,431
Kobe Steel Ltd.	1,739,500	8,086,679
Koei Tecmo Holdings Co. Ltd.	394,966	13,788,397
Kohnan Shoji Co. Ltd.	154,100	4,321,242
Koito Manufacturing Co. Ltd.	556,200	18,283,235
Kokuyo Co. Ltd.	574,700	7,663,165
Komatsu Ltd.	4,779,200	110,487,321
KOMEDA Holdings Co. Ltd.	225,200	3,859,733
Komeri Co. Ltd.	142,900	2,875,247
Konami Group Corp.	506,900	29,960,541
Konica Minolta Inc.	2,393,100	8,488,065
Konishi Co. Ltd.(b)	96,500	1,179,724
Kose Corp.	173,800	15,513,716
Koshidaka Holdings Co. Ltd.(b)	239,900	1,348,629
Kotobuki Spirits Co. Ltd.(b)	106,700	5,832,309
K’s Holdings Corp.	871,000	8,795,059
Kubota Corp.	5,241,100	87,019,761
Kumagai Gumi Co. Ltd.	168,900	3,593,620
Kumiai Chemical Industry Co. Ltd.	542,827	4,060,404
Kura Sushi Inc.(b)	103,100	2,502,743
Kuraray Co. Ltd.	1,575,600	12,682,075
Kureha Corp.	89,400	6,799,219
Kurita Water Industries Ltd.	586,200	23,776,009
Kusuri no Aoki Holdings Co. Ltd.	77,100	3,207,944
KYB Corp.	91,600	2,130,004
Kyocera Corp.	1,652,400	91,855,043
Kyoei Steel Ltd.	98,600	1,093,363
Kyokuto Kaihatsu Kogyo Co. Ltd.	131,000	1,430,680
KYORIN Holdings Inc.	398,100	5,408,024
Kyoritsu Maintenance Co. Ltd.	152,100	5,858,457
Kyowa Kirin Co. Ltd.	1,400,400	33,014,746
Kyudenko Corp.	197,700	4,303,235
Kyushu Electric Power Co. Inc.	2,047,500	13,383,568
Kyushu Financial Group Inc.	2,066,900	6,108,536
Kyushu Railway Co.	693,100	14,531,343
LaSalle Logiport REIT	9,770	12,876,109
Lasertec Corp.	399,800	57,239,389
Lawson Inc.	234,600	8,319,260
Leopalace21 Corp.(a)	854,000	1,790,583
Life Corp.	84,500	1,637,932
Link And Motivation Inc.(b)	163,900	717,506
Lintec Corp.	210,000	3,691,922
Lion Corp.	1,193,800	13,744,727
LITALICO Inc.	69,300	1,313,863
Lixil Corp.	1,540,700	31,885,149
M&A Capital Partners Co. Ltd.(a)	71,200	1,995,501
M3 Inc.	2,278,800	79,393,188
Mabuchi Motor Co. Ltd.	247,100	7,081,958
Macnica Holdings Inc.	236,500	4,827,201
Maeda Kosen Co. Ltd.	19,700	460,305
Makino Milling Machine Co. Ltd.	123,300	4,197,749
Makita Corp.	1,166,700	28,512,344
Management Solutions Co. Ltd.(a)(b)	52,300	1,218,625
Mandom Corp.	211,900	2,586,999

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mani Inc.	461,400	$5,463,705
Marubeni Corp.	8,086,900	75,226,496
Maruha Nichiro Corp.	232,900	4,346,174
Marui Group Co. Ltd.	920,300	16,799,228
Maruichi Steel Tube Ltd.	276,000	6,109,041
MARUKA FURUSATO Corp.	99,700	2,169,837
Maruwa Co. Ltd./Aichi	49,600	6,373,920
Maruwa Unyu Kikan Co. Ltd.	183,500	2,106,166
Matsuda Sangyo Co. Ltd.	25,500	388,472
Matsui Securities Co. Ltd.	780,200	4,715,081
MatsukiyoCocokara & Co.	577,050	21,786,931
Max Co. Ltd.	12,600	161,233
Maxell Ltd.	413,600	4,326,132
Maxvalu Tokai Co. Ltd.	2,500	50,851
Mazda Motor Corp.	2,933,300	24,726,458
McDonald’s Holdings Co. Japan Ltd.	469,900	17,637,900
MCJ Co. Ltd.(b)	244,800	1,736,555
Mebuki Financial Group Inc.	5,620,710	11,340,011
Medipal Holdings Corp.	855,100	12,901,239
Medley Inc.(a)(b)	122,600	3,054,873
MedPeer Inc.(a)(b)	74,400	1,231,914
Megachips Corp.	81,300	2,036,758
Megmilk Snow Brand Co. Ltd.	233,100	3,245,462
Meidensha Corp.	173,900	2,691,533
MEIJI Holdings Co. Ltd.	588,600	30,730,809
Meiko Electronics Co. Ltd.	104,700	2,523,980
Meitec Corp.	411,300	7,753,638
Melco Holdings Inc.	43,200	1,158,039
Menicon Co. Ltd.	311,400	7,852,289
Mercari Inc.(a)(b)	559,600	9,649,136
METAWATER Co. Ltd.	48,700	727,978
Micronics Japan Co. Ltd.	182,000	1,748,017
Midac Holdings Co. Ltd.(b)	23,600	523,443
Milbon Co. Ltd.	141,000	5,686,549
Mimasu Semiconductor Industry Co. Ltd.(b)	22,400	359,202
MINEBEA MITSUMI Inc.	1,936,259	34,829,666
Mirai Corp.	5,722	2,176,141
MIRAIT One Corp.	559,700	6,990,785
MISUMI Group Inc.	1,466,500	36,484,027
Mitani Sekisan Co. Ltd.	13,900	412,447
Mitsubishi Chemical Group Corp.	6,628,400	37,274,983
Mitsubishi Corp.	6,590,700	195,870,838
Mitsubishi Electric Corp.	10,011,600	105,664,694
Mitsubishi Estate Co. Ltd.	6,127,500	91,003,223
Mitsubishi Estate Logistics REIT Investment Corp.	1,972	7,069,837
Mitsubishi Gas Chemical Co. Inc.	817,600	11,884,330
Mitsubishi HC Capital Inc.	3,795,870	18,394,409
Mitsubishi Heavy Industries Ltd.	1,662,400	61,729,001
Mitsubishi Logisnext Co. Ltd.	26,300	175,036
Mitsubishi Logistics Corp.	408,200	10,952,898
Mitsubishi Materials Corp.	613,000	9,274,257
Mitsubishi Motors Corp.(a)	3,534,400	12,314,894
Mitsubishi Pencil Co. Ltd.	172,600	1,839,023
Mitsubishi Research Institute Inc.	13,600	449,307
Mitsubishi Shokuhin Co. Ltd.	41,500	1,079,117
Mitsubishi UFJ Financial Group Inc.	62,384,800	351,506,640
Mitsui & Co. Ltd.	7,226,500	159,432,942
Mitsui Chemicals Inc.	951,100	20,034,193
Mitsui DM Sugar Holdings Co. Ltd.	108,800	1,552,722
Mitsui Fudosan Co. Ltd.	4,721,500	105,522,754

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Logistics Park Inc.	2,751	$10,804,640
Mitsui High-Tec Inc.	104,500	7,019,446
Mitsui Mining & Smelting Co. Ltd.	283,400	6,786,968
Mitsui OSK Lines Ltd.	1,783,600	48,907,922
Mitsui-Soko Holdings Co. Ltd.	112,800	2,630,740
Miura Co. Ltd.	496,000	11,957,854
Mixi Inc.	199,300	3,508,358
Mizuho Financial Group Inc.	12,473,470	148,763,261
Mizuho Leasing Co. Ltd.	138,200	3,440,673
Mochida Pharmaceutical Co. Ltd.	136,300	3,346,157
Modec Inc.	106,200	989,784
Monex Group Inc.	976,400	3,445,102
Money Forward Inc.(a)(b)	236,900	6,142,161
Monogatari Corp. (The)	40,300	1,774,836
MonotaRO Co. Ltd.	1,334,700	23,831,513
Mori Hills REIT Investment Corp.	8,533	9,806,332
Mori Trust Hotel Reit Inc.	119	114,481
Mori Trust Sogo REIT Inc.	6,069	6,709,890
Morinaga & Co. Ltd./Japan	202,700	6,370,339
Morinaga Milk Industry Co. Ltd.	184,100	6,788,297
Morita Holdings Corp.	90,400	916,190
MOS Food Services Inc.	139,600	3,590,253
MS&AD Insurance Group Holdings Inc.	2,305,400	74,767,204
Murata Manufacturing Co. Ltd.	2,973,700	173,695,884
Musashi Seimitsu Industry Co. Ltd.	246,400	2,650,395
Musashino Bank Ltd. (The)	114,400	1,523,096
Nabtesco Corp.(b)	578,500	13,864,418
Nachi-Fujikoshi Corp.	86,300	2,404,068
Nafco Co. Ltd.(b)	59,700	717,881
Nagaileben Co. Ltd.	55,300	842,713
Nagase & Co. Ltd.	612,600	9,214,483
Nagawa Co. Ltd.(b)	14,400	890,785
Nagoya Railroad Co. Ltd.	969,000	15,620,342
Nakanishi Inc.	429,400	8,081,344
Nankai Electric Railway Co. Ltd.	552,100	10,906,936
Nanto Bank Ltd. (The)	137,100	2,086,882
NEC Corp.	1,271,900	46,951,464
NEC Networks & System Integration Corp.	546,400	7,542,119
NET One Systems Co. Ltd.	462,800	10,778,397
Nexon Co. Ltd.	2,554,000	57,981,169
Nextage Co. Ltd.	221,900	4,908,222
NGK Insulators Ltd.	1,232,700	18,029,747
NGK Spark Plug Co. Ltd.	775,300	15,182,269
NH Foods Ltd.	439,400	13,312,359
NHK Spring Co. Ltd.	1,183,700	8,066,603
Nichias Corp.	396,900	7,082,609
Nichicon Corp.	405,500	3,890,316
Nichiden Corp.	59,200	880,522
Nichiha Corp.	127,000	2,623,670
Nichi-Iko Pharmaceutical Co. Ltd.(a)(b)	423,000	1,143,079
Nichirei Corp.	552,000	9,849,554
Nidec Corp.	2,315,700	160,927,362
Nifco Inc./Japan	483,400	11,731,284
Nihon Kohden Corp.	476,800	10,668,008
Nihon M&A Center Holdings Inc.	1,581,900	21,169,042
Nihon Parkerizing Co. Ltd.	629,000	4,531,921
Nikkiso Co. Ltd.	263,200	1,634,085
Nikkon Holdings Co. Ltd.	237,000	4,358,505
Nikon Corp.	1,569,600	18,076,371
Nintendo Co. Ltd.	576,100	257,616,393

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippn Corp., New	270,800	$3,265,581
Nippon Accommodations Fund Inc.	2,312	12,081,009
Nippon Building Fund Inc.	7,888	41,843,843
Nippon Carbon Co. Ltd.	8,900	273,454
Nippon Ceramic Co. Ltd.	27,700	435,832
Nippon Densetsu Kogyo Co. Ltd.	93,900	1,279,728
Nippon Electric Glass Co. Ltd.(b)	495,700	9,869,326
Nippon Express Holdings Inc.	407,700	24,362,276
Nippon Gas Co. Ltd.	572,500	8,595,792
Nippon Kanzai Co. Ltd.	21,200	431,220
Nippon Kayaku Co. Ltd.	825,200	6,946,474
Nippon Light Metal Holdings Co. Ltd.	398,560	4,766,519
Nippon Paint Holdings Co. Ltd.	4,294,400	32,827,140
Nippon Paper Industries Co. Ltd.(b)	507,800	3,682,637
Nippon Parking Development Co. Ltd.	192,000	244,104
Nippon Prologis REIT Inc.	11,851	30,818,595
NIPPON REIT Investment Corp.	2,394	6,746,327
Nippon Road Co. Ltd. (The)	27,200	1,384,980
Nippon Sanso Holdings Corp.	859,100	14,486,726
Nippon Seiki Co. Ltd.	116,100	745,229
Nippon Shinyaku Co. Ltd.	256,400	15,869,000
Nippon Shokubai Co. Ltd.	130,400	5,103,997
Nippon Signal Company Ltd.	272,300	2,010,296
Nippon Soda Co. Ltd.	122,000	3,857,031
Nippon Steel Corp.	4,175,208	62,128,052
Nippon Steel Trading Corp.	66,272	2,576,456
Nippon Suisan Kaisha Ltd.	1,821,600	8,200,901
Nippon Telegraph & Telephone Corp.	6,188,700	176,782,186
Nippon Television Holdings Inc.	205,700	1,915,966
Nippon Yusen KK	833,800	65,496,085
Nipro Corp.	802,800	7,040,289
Nishimatsu Construction Co. Ltd.	163,600	4,900,301
Nishimatsuya Chain Co. Ltd.	368,400	4,547,934
Nishi-Nippon Financial Holdings Inc.	890,400	4,967,784
Nishi-Nippon Railroad Co. Ltd.	425,000	9,379,239
Nishio Rent All Co. Ltd.	31,100	672,467
Nissan Chemical Corp.	677,600	34,647,807
Nissan Motor Co. Ltd.	12,025,300	45,730,544
Nissan Shatai Co. Ltd.	241,100	1,181,395
Nissha Co. Ltd.	224,400	2,641,916
Nisshin Oillio Group Ltd. (The)	132,900	3,236,371
Nisshin Seifun Group Inc.	1,094,700	13,475,147
Nisshinbo Holdings Inc.	783,800	6,243,197
Nissin Electric Co. Ltd.	426,700	4,903,006
Nissin Foods Holdings Co. Ltd.	326,200	23,625,386
Nitori Holdings Co. Ltd.	433,400	45,853,102
Nitta Corp.	100,500	2,211,123
Nittetsu Mining Co. Ltd.	9,300	377,876
Nitto Boseki Co. Ltd.	124,600	2,266,853
Nitto Denko Corp.	737,600	47,497,946
Nitto Kogyo Corp.	115,000	2,239,435
Noevir Holdings Co. Ltd.	88,700	3,939,762
NOF Corp.	431,800	17,085,035
Nohmi Bosai Ltd.	8,000	111,085
Nojima Corp.	132,900	2,915,172
NOK Corp.	541,100	4,858,835
Nomura Co. Ltd.(b)	550,600	3,654,473
Nomura Holdings Inc.	14,988,300	57,188,029
Nomura Real Estate Holdings Inc.	616,800	14,963,174
Nomura Real Estate Master Fund Inc.	21,969	27,522,548

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	1,742,440	$52,350,390
Noritake Co. Ltd./Nagoya Japan	58,100	1,859,490
Noritsu Koki Co. Ltd.	59,300	1,062,173
Noritz Corp.	120,300	1,347,484
North Pacific Bank Ltd.	2,302,900	3,962,233
NS Solutions Corp.	171,700	5,052,280
NS United Kaiun Kaisha Ltd.	49,100	1,478,194
NSD Co. Ltd.	524,600	9,854,355
NSK Ltd.	1,872,900	10,488,427
NTN Corp.(a)	2,407,600	4,469,071
NTT Data Corp.	3,335,200	50,478,252
NTT UD REIT Investment Corp.	8,696	9,962,906
Obara Group Inc.	63,400	1,430,982
Obayashi Corp.	3,368,600	24,774,154
OBIC Business Consultants Co. Ltd.	150,300	5,127,451
Obic Co. Ltd.	382,400	61,134,147
Odakyu Electric Railway Co. Ltd.	1,476,800	21,180,877
Ogaki Kyoritsu Bank Ltd. (The)	186,500	2,443,473
Ohsho Food Service Corp.	70,300	3,683,678
Oiles Corp.	104,200	1,252,547
Oisix ra daichi Inc.(a)(b)	140,200	1,884,542
Oji Holdings Corp.	4,148,000	17,293,652
Okamoto Industries Inc.	45,200	1,341,309
Okamura Corp.	452,200	4,512,949
Okasan Securities Group Inc.	1,104,900	2,823,320
Oki Electric Industry Co. Ltd.	558,100	3,224,520
Okinawa Cellular Telephone Co.	57,500	2,341,072
Okinawa Electric Power Co. Inc. (The)	210,616	2,136,014
Okinawa Financial Group Inc.	71,200	1,195,117
OKUMA Corp.	124,600	4,895,724
Okumura Corp.	172,500	3,834,730
Olympus Corp.	6,427,700	137,566,633
Omron Corp.	960,800	53,735,617
One REIT Inc.	463	962,455
Ono Pharmaceutical Co. Ltd.	1,924,200	54,106,384
Open Door Inc.(a)(b)	61,400	805,695
Open House Group Co. Ltd.	424,700	18,527,626
Optex Group Co. Ltd.	89,200	1,387,981
Optorun Co. Ltd.	136,000	1,929,820
Oracle Corp. Japan	201,500	12,567,193
Organo Corp.	18,000	1,259,373
Orient Corp.	5,191,100	5,277,005
Oriental Land Co. Ltd./Japan	1,037,600	157,537,460
ORIX Corp.	6,193,300	110,375,873
Orix JREIT Inc.	14,098	20,225,919
Osaka Gas Co. Ltd.	1,943,300	34,936,835
Osaka Organic Chemical Industry Ltd.	71,100	1,336,046
Osaka Soda Co. Ltd.	7,100	181,460
OSG Corp.	498,700	6,844,464
Otsuka Corp.	606,400	18,910,998
Otsuka Holdings Co. Ltd.	2,020,000	72,160,359
Outsourcing Inc.	653,300	5,876,893
Pacific Metals Co. Ltd.	86,500	1,616,054
PAL GROUP Holdings Co. Ltd.	127,800	2,185,629
Paltac Corp.	159,700	5,006,359
Pan Pacific International Holdings Corp.	1,964,500	30,588,188
Panasonic Holdings Corp.	11,392,400	94,057,197
Paramount Bed Holdings Co. Ltd.	216,100	4,006,010
Park24 Co. Ltd.(a)	669,000	9,400,593
Pasona Group Inc.(b)	71,600	1,101,035

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Penta-Ocean Construction Co. Ltd.	1,575,800	$8,661,327
PeptiDream Inc.(a)	538,800	6,746,901
Persol Holdings Co. Ltd.	896,600	18,561,213
Pharma Foods International Co. Ltd.(b)	130,000	1,438,427
PHC Holdings Corp.	128,700	1,578,659
Pigeon Corp.(b)	586,000	8,536,799
Pilot Corp.	145,600	5,564,805
Piolax Inc.	125,400	1,875,027
PKSHA Technology Inc.(a)(b)	83,200	1,432,908
Plaid Inc.(a)(b)	90,500	257,011
Plenus Co. Ltd.	113,700	1,700,585
Plus Alpha Consulting Co. Ltd.(b)	31,600	640,076
Pola Orbis Holdings Inc.	501,600	6,148,382
Pressance Corp.	69,300	817,564
Prestige International Inc.	270,600	1,408,431
Prima Meat Packers Ltd.	148,700	2,534,232
Raito Kogyo Co. Ltd.	192,200	2,835,453
Raiznext Corp.	161,100	1,481,979
Raksul Inc.(a)(b)	125,700	2,086,981
Rakus Co. Ltd.(b)	515,800	7,297,050
Rakuten Group Inc.	4,550,100	22,557,289
Recruit Holdings Co. Ltd.	7,476,800	279,430,681
Relia Inc.	241,300	2,012,685
Relo Group Inc.	570,000	9,464,838
Renesas Electronics Corp.(a)	6,052,900	57,652,950
Rengo Co. Ltd.	992,800	5,806,041
RENOVA Inc.(a)(b)	192,300	3,635,876
Resona Holdings Inc.	11,539,638	44,845,883
Resorttrust Inc.	530,500	8,721,682
Retail Partners Co. Ltd.	12,300	112,529
Ricoh Co. Ltd.	3,027,100	24,347,147
Ricoh Leasing Co. Ltd.	65,300	1,754,788
Riken Keiki Co. Ltd.	15,200	473,997
Ringer Hut Co. Ltd.(b)	157,900	2,768,293
Rinnai Corp.	194,900	14,817,944
Riso Kagaku Corp.	61,300	1,122,769
Riso Kyoiku Co. Ltd.	274,100	642,166
Rohm Co. Ltd.	472,400	35,057,091
Rohto Pharmaceutical Co. Ltd.	555,000	16,635,444
Roland Corp.	64,800	2,100,037
Rorze Corp.	53,300	3,429,499
Round One Corp.	465,300	5,244,076
Royal Holdings Co. Ltd.	155,600	2,522,370
RS Technologies Co. Ltd.	24,700	1,161,671
Ryohin Keikaku Co. Ltd.	1,306,700	12,969,992
Ryosan Co. Ltd.	89,700	1,510,931
Ryoyo Electro Corp.	129,700	2,183,683
S Foods Inc.	38,000	873,172
Saibu Gas Holdings Co. Ltd.	99,400	1,381,475
Saizeriya Co. Ltd.	158,500	3,222,159
Sakai Moving Service Co. Ltd.	20,300	754,354
Sakata INX Corp.	24,800	184,183
Sakata Seed Corp.	187,400	6,812,336
SAMTY Co. Ltd.	64,000	991,921
Samty Residential Investment Corp.	261	248,959
San-A Co. Ltd.	105,300	3,308,336
San-Ai Obbli Co. Ltd.	2,400	19,318
SanBio Co. Ltd.(a)(b)	179,700	1,448,495
Sangetsu Corp.	233,900	2,817,906
San-in Godo Bank Ltd. (The)	829,400	4,214,529

Security	Shares	Value

Japan (continued)
Sanken Electric Co. Ltd.	127,200	$4,903,587
Sanki Engineering Co. Ltd.	15,700	195,644
Sankyo Co. Ltd.	193,700	6,091,976
Sankyu Inc.	214,300	7,106,357
Sanrio Co. Ltd.	289,300	6,669,480
Sansan Inc.(a)(b)	358,000	3,600,436
Santen Pharmaceutical Co. Ltd.	1,942,500	15,734,535
Sanwa Holdings Corp.	1,124,100	12,143,235
Sanyo Chemical Industries Ltd.	13,700	494,986
Sanyo Denki Co. Ltd.	30,300	1,258,438
Sanyo Special Steel Co. Ltd.	110,700	1,689,392
Sapporo Holdings Ltd.	428,100	9,586,085
Sato Holdings Corp.	160,200	2,397,895
Sawai Group Holdings Co. Ltd.	177,300	5,751,629
SB Technology Corp.	3,900	75,911
SBI Holdings Inc/Japan	1,266,000	25,683,883
SBS Holdings Inc.	43,400	911,143
SCREEN Holdings Co. Ltd.	198,600	14,372,530
SCSK Corp.	716,500	12,617,741
Secom Co. Ltd.	1,088,100	72,674,272
Sega Sammy Holdings Inc.	873,200	14,995,743
Seibu Holdings Inc.	1,148,900	11,613,673
Seiko Epson Corp.	1,403,300	21,081,318
Seiko Holdings Corp.	141,100	3,114,632
Seino Holdings Co. Ltd.	733,200	6,081,536
Seiren Co. Ltd.	214,500	3,276,386
Sekisui Chemical Co. Ltd.	1,954,700	27,501,575
Sekisui House Ltd.	3,290,000	58,270,492
Sekisui House Reit Inc.	21,892	13,712,834
Senko Group Holdings Co. Ltd.	647,300	4,480,599
Septeni Holdings Co. Ltd.(b)	259,000	1,057,079
Seria Co. Ltd.	215,400	4,290,526
Seven & i Holdings Co. Ltd.	3,932,300	160,281,363
Seven Bank Ltd.	3,375,400	6,698,234
SG Holdings Co. Ltd.	1,475,900	28,166,862
Sharp Corp./Japan(b)	1,294,899	10,422,641
Shibaura Machine Co. Ltd.	147,600	3,159,426
SHIFT Inc.(a)	67,700	10,640,011
Shiga Bank Ltd. (The)	219,700	4,472,312
Shikoku Chemicals Corp.	88,400	837,089
Shikoku Electric Power Co. Inc.	842,600	4,977,790
Shima Seiki Manufacturing Ltd.	154,900	2,596,345
Shimadzu Corp.	1,246,600	44,352,690
Shimamura Co. Ltd.	115,500	11,075,697
Shimano Inc.	403,400	67,386,441
Shimizu Corp.	2,861,400	16,220,251
Shin-Etsu Chemical Co. Ltd.	1,957,000	250,680,411
Shin-Etsu Polymer Co. Ltd.	27,600	286,078
Shinko Electric Industries Co. Ltd.	412,300	10,618,231
Shinmaywa Industries Ltd.	501,200	4,010,651
Shinsei Bank Ltd.	322,800	4,882,765
Shionogi & Co. Ltd.	1,364,600	69,992,306
Ship Healthcare Holdings Inc.	518,400	9,907,142
Shiseido Co. Ltd.	2,073,400	85,285,610
Shizuoka Bank Ltd. (The)	2,210,200	13,374,841
Shizuoka Gas Co. Ltd.	133,500	947,261
SHO-BOND Holdings Co. Ltd.	196,900	8,711,742
Shochiku Co. Ltd.(a)	46,700	4,493,658
Shoei Co. Ltd.	80,000	3,435,503
Shoei Foods Corp.	12,100	359,517

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Showa Denko KK	897,900	$15,058,269
Showa Sangyo Co. Ltd.	79,900	1,520,783
Siix Corp.	170,500	1,243,479
Simplex Holdings Inc.	128,600	1,920,079
SKY Perfect JSAT Holdings Inc.	1,323,000	5,542,886
Skylark Holdings Co. Ltd.(a)	1,172,500	13,989,713
SMC Corp.	297,700	146,717,357
SMS Co. Ltd.	442,100	10,627,926
Snow Peak Inc.(b)	144,400	2,900,268
SoftBank Corp.	14,990,000	173,318,150
SoftBank Group Corp.	6,294,300	264,403,240
Sohgo Security Services Co. Ltd.	449,300	12,591,146
Sojitz Corp.	1,226,400	18,637,084
Solasto Corp.	170,400	1,094,020
Sompo Holdings Inc.	1,622,900	72,431,985
Sony Group Corp.	6,581,400	558,286,399
Sosei Group Corp.(a)	456,900	4,932,600
SOSiLA Logistics REIT Inc.	2,741	3,165,512
Sotetsu Holdings Inc.	477,800	8,447,854
SPARX Group Co. Ltd.	35,100	79,619
S-Pool Inc.	302,200	2,501,895
Square Enix Holdings Co. Ltd.	467,000	21,668,702
SRE Holdings Corp.(a)(b)	54,600	1,131,669
Stanley Electric Co. Ltd.	696,300	12,235,615
Star Asia Investment Corp.	4,497	2,006,535
Star Micronics Co. Ltd.	227,100	2,942,855
Starts Corp. Inc.	138,400	3,004,104
Starts Proceed Investment Corp.	49	94,869
Strike Co. Ltd.	26,200	769,436
Subaru Corp.	3,211,300	55,879,525
Sugi Holdings Co. Ltd.	181,300	8,179,155
SUMCO Corp.	1,790,100	25,048,369
Sumitomo Bakelite Co. Ltd.	175,200	5,670,576
Sumitomo Chemical Co. Ltd.	7,666,000	30,126,843
Sumitomo Corp.	5,790,200	81,409,934
Sumitomo Electric Industries Ltd.	3,746,600	41,770,046
Sumitomo Forestry Co. Ltd.	729,200	11,321,936
Sumitomo Heavy Industries Ltd.	571,200	13,068,966
Sumitomo Metal Mining Co. Ltd.	1,280,900	40,276,367
Sumitomo Mitsui Construction Co. Ltd.	1,127,940	3,833,596
Sumitomo Mitsui Financial Group Inc.	6,813,900	213,766,286
Sumitomo Mitsui Trust Holdings Inc.	1,738,800	57,118,268
Sumitomo Osaka Cement Co. Ltd.	160,100	4,230,368
Sumitomo Pharma Co., Ltd.	886,300	6,941,028
Sumitomo Realty & Development Co. Ltd.	1,602,800	44,258,215
Sumitomo Riko Co. Ltd.	107,800	501,803
Sumitomo Rubber Industries Ltd.	857,100	7,727,938
Sumitomo Warehouse Co. Ltd. (The)	457,400	7,218,667
Sundrug Co. Ltd.	389,500	9,136,582
Suntory Beverage & Food Ltd.	719,700	28,397,520
Suruga Bank Ltd.	632,400	1,772,485
Suzuken Co. Ltd.	316,400	8,744,960
Suzuki Motor Corp.	1,896,800	62,175,833
Sysmex Corp.	863,800	60,476,215
Systena Corp.	1,914,300	6,564,667
T Hasegawa Co. Ltd.(b)	101,900	2,336,466
T&D Holdings Inc.	2,724,700	30,838,260
Tadano Ltd.	628,200	4,565,274
Taihei Dengyo Kaisha Ltd.	54,000	1,236,444
Taiheiyo Cement Corp.	595,700	8,937,324

Security	Shares	Value

Japan (continued)
Taikisha Ltd.	119,600	$2,960,372
Taisei Corp.	986,300	31,469,680
Taisho Pharmaceutical Holdings Co. Ltd.	199,800	7,955,607
Taiyo Holdings Co. Ltd.	199,500	4,302,306
Taiyo Yuden Co. Ltd.	617,300	21,938,864
Takamatsu Construction Group Co. Ltd.	73,900	1,181,358
Takara Bio Inc.	225,000	3,636,235
Takara Holdings Inc.	844,100	6,828,758
Takara Leben Real Estate Investment Corp.	2,161	1,881,209
Takasago Thermal Engineering Co. Ltd.	220,700	2,807,122
Takashimaya Co. Ltd.	806,200	8,660,812
Takeda Pharmaceutical Co. Ltd.	7,844,580	230,161,482
Takeuchi Manufacturing Co. Ltd.	236,900	4,578,078
Takuma Co. Ltd.	475,200	5,027,475
Tama Home Co. Ltd.(b)	78,600	1,461,953
Tamron Co. Ltd.	100,700	2,176,606
TBS Holdings Inc.	182,100	2,331,956
TDK Corp.	2,002,200	63,058,583
TechMatrix Corp.	181,300	2,524,058
TechnoPro Holdings Inc.	571,100	13,271,647
Teijin Ltd.	807,500	8,556,219
Tenma Corp.	67,200	1,175,303
Terumo Corp.	3,345,900	114,241,041
T-Gaia Corp.	112,200	1,377,468
THK Co. Ltd.	610,500	12,952,086
TIS Inc.	1,233,200	34,966,303
TKC Corp.	65,700	1,726,321
TKP Corp.(a)(b)	56,800	1,031,813
Toa Corp./Tokyo	90,400	1,764,633
Toagosei Co. Ltd.	647,800	5,029,539
Tobu Railway Co. Ltd.	975,200	23,156,009
TOC Co. Ltd.	109,700	654,951
Tocalo Co. Ltd.	488,500	4,697,316
Toda Corp.	1,315,700	7,057,211
Toei Animation Co. Ltd.	43,700	3,622,603
Toei Co. Ltd.	36,600	5,249,898
Toenec Corp.	35,900	1,007,478
Toho Bank Ltd. (The)	885,400	1,424,864
Toho Co. Ltd./Tokyo	594,900	23,623,922
Toho Gas Co. Ltd.	402,100	9,680,081
Toho Holdings Co. Ltd.	409,300	6,267,939
Toho Titanium Co. Ltd.	175,000	2,949,238
Tohoku Electric Power Co. Inc.	2,345,700	12,987,131
Tokai Carbon Co. Ltd.	1,221,300	9,873,804
Tokai Corp./Gifu	56,700	759,682
TOKAI Holdings Corp.	690,800	4,607,246
Tokai Rika Co. Ltd.	247,600	2,724,930
Tokai Tokyo Financial Holdings Inc.	1,871,600	5,300,425
Token Corp.	50,510	3,373,267
Tokio Marine Holdings Inc.	3,276,100	191,782,630
Tokushu Tokai Paper Co. Ltd.	3,900	92,883
Tokuyama Corp.	381,300	5,154,936
Tokyo Century Corp.	178,600	6,316,204
Tokyo Electric Power Co. Holdings Inc.(a)	7,883,800	31,025,624
Tokyo Electron Ltd.	775,700	266,990,854
Tokyo Gas Co. Ltd.	2,019,200	39,658,920
Tokyo Ohka Kogyo Co. Ltd.	169,700	8,798,949
Tokyo Seimitsu Co. Ltd.	196,000	6,809,430
Tokyo Steel Manufacturing Co. Ltd.	464,500	4,778,054
Tokyo Tatemono Co. Ltd.	1,088,400	16,029,160

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyotokeiba Co. Ltd.	75,100	$2,326,274
Tokyu Construction Co. Ltd.	587,000	2,784,335
Tokyu Corp.	2,747,400	33,687,455
Tokyu Fudosan Holdings Corp.	3,217,000	17,432,756
Tokyu REIT Inc.	6,084	8,894,629
TOMONY Holdings Inc.	896,400	2,121,430
Tomy Co. Ltd.	566,600	6,279,075
Topcon Corp.	614,900	8,690,839
Toppan Inc.	1,436,500	24,442,695
Topre Corp.	181,500	1,406,103
Toray Industries Inc.	7,183,600	39,347,000
Toridoll Holdings Corp.(b)	266,800	5,182,751
Torii Pharmaceutical Co. Ltd.	48,600	1,203,400
Tosei Corp.	15,400	147,897
Toshiba Corp.	2,013,500	81,682,709
Toshiba TEC Corp.	164,000	5,414,136
Tosho Co. Ltd.(b)	16,000	166,332
Tosoh Corp.	1,325,800	17,282,065
Totetsu Kogyo Co. Ltd.	113,900	2,038,422
TOTO Ltd.	713,700	24,309,945
Towa Pharmaceutical Co. Ltd.	45,400	863,759
Toyo Construction Co. Ltd.	125,400	818,028
Toyo Gosei Co. Ltd.(b)	24,900	1,530,782
Toyo Ink SC Holdings Co. Ltd.	172,500	2,514,167
Toyo Seikan Group Holdings Ltd.	703,400	8,100,070
Toyo Suisan Kaisha Ltd.	490,400	20,836,053
Toyo Tanso Co. Ltd.	106,900	2,433,013
Toyo Tire Corp.	620,700	8,342,265
Toyobo Co. Ltd.(b)	537,300	4,176,162
Toyoda Gosei Co. Ltd.	312,200	4,926,889
Toyota Boshoku Corp.	483,500	7,149,697
Toyota Industries Corp.	756,100	46,038,514
Toyota Motor Corp.	55,344,325	898,295,057
Toyota Tsusho Corp.	1,123,400	38,341,011
Trancom Co. Ltd.	2,100	116,062
Transcosmos Inc.	104,500	2,964,939
TRE Holdings Corp.	95,800	1,121,793
Trend Micro Inc/Japan	694,100	40,337,069
Tri Chemical Laboratories Inc.(b)	115,800	1,972,185
Trusco Nakayama Corp.	210,900	3,001,390
TS Tech Co. Ltd.	502,700	5,732,241
Tsubakimoto Chain Co.	115,900	2,758,589
Tsugami Corp.	182,700	1,681,183
Tsumura & Co.	448,000	10,511,348
Tsuruha Holdings Inc.	205,500	11,708,047
TV Asahi Holdings Corp.	100,400	1,127,758
UACJ Corp.	142,000	2,409,177
UBE Corp.	529,400	8,289,060
Ulvac Inc.	242,700	9,164,814
Unicharm Corp.	2,091,700	75,766,054
United Arrows Ltd.	107,900	1,429,226
United Super Markets Holdings Inc.	452,900	3,668,854
United Urban Investment Corp.	15,774	17,195,304
Universal Entertainment Corp.(a)	62,600	681,230
Usen-Next Holdings Co. Ltd.	68,700	1,075,872
Ushio Inc.	547,500	7,569,817
USS Co. Ltd.	1,171,800	22,993,665
UT Group Co. Ltd.	142,900	2,782,894
Valor Holdings Co. Ltd.	192,400	2,712,937
ValueCommerce Co. Ltd.	64,400	1,340,095

Security	Shares	Value

Japan (continued)
Vector Inc.	107,500	$981,193
Vision Inc./Tokyo Japan(a)(b)	151,500	1,329,021
Visional Inc.(a)	85,500	4,682,674
VT Holdings Co. Ltd.	556,100	2,026,737
Wacoal Holdings Corp.	250,200	4,057,859
Wacom Co. Ltd.	844,900	5,543,278
WealthNavi Inc.(a)(b)	166,400	2,650,176
Weathernews Inc.	19,200	1,121,440
Welcia Holdings Co. Ltd.	503,400	11,243,390
West Holdings Corp.(b)	122,130	3,761,848
West Japan Railway Co.	1,137,300	41,773,842
Workman Co. Ltd.	106,300	5,106,956
Yakult Honsha Co. Ltd.	662,900	40,370,270
Yamada Holdings Co. Ltd.	3,738,900	13,498,854
Yamaguchi Financial Group Inc.	1,195,800	6,769,272
Yamaha Corp.	742,700	31,679,162
Yamaha Motor Co. Ltd.	1,536,100	29,673,043
YA-MAN Ltd.	190,900	2,229,259
Yamato Holdings Co. Ltd.	1,511,100	26,442,739
Yamato Kogyo Co. Ltd.	188,900	6,459,601
Yamazaki Baking Co. Ltd.	625,300	7,549,586
Yamazen Corp.	424,000	3,205,814
Yaoko Co. Ltd.	85,900	4,177,467
Yaskawa Electric Corp.	1,255,100	43,958,487
Yellow Hat Ltd.	157,500	2,060,536
Yodogawa Steel Works Ltd.	60,500	1,085,319
Yokogawa Bridge Holdings Corp.	121,900	1,761,662
Yokogawa Electric Corp.	1,191,300	21,125,645
Yokohama Rubber Co. Ltd. (The)	660,000	9,667,300
Yokorei Co. Ltd.	268,900	1,834,098
Yokowo Co. Ltd.	32,200	476,365
Yonex Co. Ltd.	282,600	2,531,473
Yoshinoya Holdings Co. Ltd.	468,800	9,087,938
Yuasa Trading Co. Ltd.	61,900	1,680,899
Z Holdings Corp.	13,938,400	49,261,629
Zenkoku Hosho Co. Ltd.	236,600	8,049,366
Zenrin Co. Ltd.	155,900	1,084,223
Zensho Holdings Co. Ltd.	522,800	13,841,144
Zeon Corp.	783,400	7,954,799
ZERIA Pharmaceutical Co. Ltd.	18,600	305,995
Zojirushi Corp.	76,200	845,937
ZOZO Inc.	658,100	14,216,068
Zuken Inc.	24,000	612,650

		20,824,510,281

Netherlands — 4.2%
Aalberts NV	528,221	22,637,399
ABN AMRO Bank NV, CVA(d)	2,179,417	22,225,462
Adyen NV(a)(d)	112,646	202,624,451
Aegon NV	9,221,318	40,501,914
AerCap Holdings NV(a)(b)	698,193	31,320,938
Akzo Nobel NV	943,948	63,528,156
Alfen Beheer BV(a)(d)	114,407	13,355,670
AMG Advanced Metallurgical Group NV	188,197	5,282,979
Arcadis NV	425,768	15,743,040
Argenx SE(a)	253,229	92,504,909
Ariston Holding NV	436,158	3,610,779
ASM International NV	245,262	75,337,531
ASML Holding NV	2,121,321	1,219,245,955
ASR Nederland NV	736,001	30,762,945
Basic-Fit NV(a)(b)(d)	275,667	11,180,414

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
BE Semiconductor Industries NV	387,927	$20,824,595
Boskalis Westminster	448,742	14,724,358
Brunel International NV	220,557	2,498,311
CM.Com NV(a)(b)	78,470	951,136
Corbion NV	334,232	11,648,136
COSMO Pharmaceuticals NV	54,771	2,938,919
CureVac NV(a)(b)	289,982	3,870,671
Davide Campari-Milano NV	2,794,636	31,025,659
Ebusco Holding NV(a)(b)	76,325	1,834,409
Eurocommercial Properties NV	272,639	6,173,200
Euronext NV(d)	442,849	36,082,700
EXOR NV	556,275	39,124,169
Fastned BV(a)(b)	18,190	526,969
Flow Traders(d)	183,101	3,979,027
Fugro NV(a)	499,400	5,944,012
Heineken Holding NV	537,138	42,443,977
Heineken NV	1,337,040	131,814,503
IMCD NV	301,392	48,267,590
ING Groep NV	20,374,648	197,915,746
InPost SA(a)(b)	1,182,528	7,808,525
Intertrust NV(a)(d)	493,036	9,725,411
Iveco Group NV(a)	1,031,864	6,317,688
JDE Peet’s NV	449,083	13,024,484
Just Eat Takeaway.com NV(a)(d)	959,986	17,595,829
Koninklijke Ahold Delhaize NV	5,408,622	148,946,551
Koninklijke BAM Groep NV(a)	1,702,480	4,151,186
Koninklijke DSM NV	905,902	145,079,348
Koninklijke KPN NV	17,009,431	56,113,950
Koninklijke Philips NV	4,586,834	94,930,258
Koninklijke Vopak NV	363,345	8,432,886
Meltwater Holding BV(a)(b)	706,544	918,022
MFE-MediaForEurope NV(a)	1,099,359	494,851
MFE-MediaForEurope NV, Class B(a)	1,223,678	787,499
NN Group NV	1,479,464	69,419,992
NSI NV	128,156	4,158,169
OCI NV	576,481	20,013,482
Pharming Group NV(a)(b)	4,351,281	3,404,916
PostNL NV(b)	2,018,376	5,308,935
Prosus NV, Class N	4,328,796	282,388,958
Randstad NV	613,836	31,025,100
RHI Magnesita NV	140,164	3,863,950
SBM Offshore NV	718,688	10,030,519
Shop Apotheke Europe NV(a)(b)(d)	76,700	7,448,198
Signify NV(d)	655,446	21,287,591
Sligro Food Group NV(a)	125,204	2,482,515
SNS Real NV(b)(c)	3,991	—
Technip Energies NV	705,378	8,330,700
TKH Group NV	234,442	9,624,059
TomTom NV(a)(b)	522,055	4,719,219
Universal Music Group NV	3,751,382	84,918,150
Van Lanschot Kempen NV	181,440	4,154,849
Vastned Retail NV	135,835	3,291,478
Wereldhave NV	222,132	3,365,079
Wolters Kluwer NV	1,357,753	147,455,046

		3,693,468,022

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)(b)	3,877,919	12,185,194
Air New Zealand Ltd.(a)	3,350,038	1,289,961
Argosy Property Ltd.	3,792,401	3,121,053
Auckland International Airport Ltd.(a)	6,402,125	30,062,421

Security	Shares	Value

New Zealand (continued)
Chorus Ltd.	2,237,514	$11,261,207
Contact Energy Ltd.	3,884,262	18,738,248
Fisher & Paykel Healthcare Corp. Ltd.	2,997,902	40,089,816
Fletcher Building Ltd.	4,387,140	14,273,770
Genesis Energy Ltd.	2,781,768	5,044,578
Goodman Property Trust	4,661,557	6,402,346
Infratil Ltd.	3,819,204	20,166,241
Kiwi Property Group Ltd.	6,467,415	4,152,377
Mercury NZ Ltd.	4,037,507	15,443,126
Meridian Energy Ltd.	6,615,906	20,762,328
Oceania Healthcare Ltd.	1,153,224	684,133
Precinct Properties New Zealand Ltd.	5,884,406	5,266,514
Pushpay Holdings Ltd.(a)	5,604,482	4,567,640
Ryman Healthcare Ltd.	2,336,876	13,668,815
SKYCITY Entertainment Group Ltd.	3,573,774	6,242,380
Spark New Zealand Ltd.	9,700,634	31,193,116
Summerset Group Holdings Ltd.	1,568,549	10,573,988
Vulcan Steel Ltd.	271,845	1,668,456
Warehouse Group Ltd. (The)(b)	627,796	1,285,158
Xero Ltd.(a)	721,989	47,563,688

		325,706,554

Norway — 1.1%
Adevinta ASA(a)	1,563,046	11,885,959
Aker ASA, Class A	138,013	10,718,248
Aker BP ASA	1,675,557	58,219,488
Aker Carbon Capture ASA(a)(b)	1,789,193	4,032,765
Aker Horizons Holding AS(a)	641,321	1,191,119
Aker Solutions ASA	1,398,541	4,334,945
Atea ASA	569,055	6,948,307
Austevoll Seafood ASA	592,179	7,294,934
Bakkafrost P/F	255,345	17,801,557
Bewi ASA	243,660	1,735,838
Bonheur ASA	16,363	655,233
Borregaard ASA	635,755	11,412,281
BW Energy Ltd.(a)(b)	292,064	832,152
BW LPG Ltd.(d)	628,270	5,167,920
Crayon Group Holding ASA(a)(b)(d)	301,697	4,836,564
DNB Bank ASA	4,813,161	94,943,298
DNO ASA	1,814,236	2,610,378
Elkem ASA(d)	2,040,394	8,360,241
Entra ASA(d)	598,046	8,421,975
Equinor ASA	5,100,394	196,384,974
Europris ASA(d)	916,106	5,416,832
Flex LNG Ltd.	167,661	5,317,057
Frontline Ltd./Bermuda(a)	633,140	6,030,844
Gjensidige Forsikring ASA	1,027,379	21,488,404
Golden Ocean Group Ltd.	698,988	7,717,605
Grieg Seafood ASA	327,366	5,026,788
Hafnia Ltd.	595,922	2,117,921
Hexagon Composites ASA(a)(b)	434,300	1,458,507
Hexagon Purus ASA(a)	140,614	407,636
Kahoot! ASA(a)(b)	1,440,526	3,453,994
Kongsberg Gruppen ASA	518,535	19,107,356
Leroy Seafood Group ASA	1,574,506	12,368,895
LINK Mobility Group Holding ASA(a)	853,957	1,120,094
Mowi ASA	2,148,087	49,567,295
MPC Container Ships AS	1,341,047	3,270,546
NEL ASA(a)(b)	7,619,491	13,144,463
Nordic Semiconductor ASA(a)	855,552	15,035,077
Norsk Hydro ASA	6,989,901	47,358,190

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Norway Royal Salmon ASA(a)(b)	29,827	$766,884
Norwegian Air Shuttle ASA(a)	3,191,015	3,113,369
Nykode Therapeutics AS(a)(b)	530,259	1,797,793
Odfjell Drilling Ltd.(a)	489,836	1,175,445
Orkla ASA	3,945,831	34,061,484
Protector Forsikring ASA	568,288	6,702,966
REC Silicon ASA(a)(b)	1,406,389	2,654,876
Salmar ASA	297,165	21,285,547
Scatec ASA(d)	614,119	7,333,163
Schibsted ASA, Class A	383,163	7,201,730
Schibsted ASA, Class B	493,315	8,874,055
SpareBank 1 Nord Norge	21,429	207,304
SpareBank 1 Oestlandet	6,556	80,999
SpareBank 1 SMN	1,109,449	14,225,482
SpareBank 1 SR-Bank ASA	1,010,529	11,948,846
Stolt-Nielsen Ltd.	106,537	2,270,106
Storebrand ASA	2,436,964	20,497,411
Telenor ASA	3,599,259	43,709,932
TGS ASA	769,819	11,426,488
TOMRA Systems ASA	1,226,964	28,722,752
Veidekke ASA	578,415	5,980,398
Volue ASA(a)(b)	20,276	51,600
Wallenius Wilhelmsen ASA	664,643	4,455,563
Yara International ASA	875,343	37,304,796

		953,044,669

Portugal — 0.2%
Altri SGPS SA(b)	676,046	3,988,989
Banco Comercial Portugues SA, Class R	47,224,984	7,007,637
Corticeira Amorim SGPS SA	30,580	325,045
CTT-Correios de Portugal SA(b)	827,909	2,831,390
EDP - Energias de Portugal SA	14,267,877	72,179,802
Galp Energia SGPS SA	2,593,200	27,372,728
Greenvolt Energias Renovaveis SA(a)	160,150	1,446,442
Jeronimo Martins SGPS SA	1,473,349	34,103,529
Navigator Co. SA (The)	1,684,679	6,952,553
NOS SGPS SA	1,083,053	4,089,014
REN - Redes Energeticas Nacionais SGPS SA	3,006,995	8,501,330
Sonae SGPS SA	6,655,867	7,572,861

		176,371,320

Singapore — 1.6%
AEM Holdings Ltd.(b)	1,616,800	5,120,558
AIMS APAC REIT(b)	553,400	557,319
Ascendas India Trust	3,834,700	3,226,458
Ascendas Real Estate Investment Trust	18,255,803	39,294,856
Ascott Residence Trust	10,850,263	9,214,170
Bumitama Agri Ltd.(b)	1,851,600	804,221
CapitaLand China Trust(b)	6,454,580	5,521,675
CapitaLand Integrated Commercial Trust	28,008,757	44,245,989
Capitaland Investment Ltd/Singapore	13,762,200	39,157,972
CDL Hospitality Trusts	6,577,346	6,296,716
City Developments Ltd.	2,063,500	11,593,225
ComfortDelGro Corp. Ltd.	11,050,200	11,368,995
Cromwell European Real Estate Investment Trust	984,640	2,012,702
DBS Group Holdings Ltd.	9,453,000	215,701,830
Digital Core REIT Management Pte Ltd.(a)(b)	4,073,400	3,549,243
ESR-LOGOS REIT	38,986,327	11,864,075
Far East Hospitality Trust(b)	527,200	244,483
First Resources Ltd.	2,872,700	2,876,106
Frasers Centrepoint Trust	5,823,088	9,840,353

Security	Shares	Value

Singapore (continued)
Frasers Logistics & Commercial Trust	15,797,286	$16,490,736
Frencken Group Ltd.	773,800	686,974
Genting Singapore Ltd.	30,940,600	18,070,484
Golden Agri-Resources Ltd.	38,782,200	7,302,278
Grab Holdings Ltd., Class A(a)(b)	5,667,786	16,719,969
Haw Par Corp. Ltd.(b)	635,600	5,066,577
Hour Glass Ltd. (The)(b)	1,276,400	2,055,075
Hutchison Port Holdings Trust, Class U	29,310,600	6,902,324
iFAST Corp. Ltd.(b)	814,600	2,489,600
Kenon Holdings Ltd./Singapore	120,995	5,237,667
Keppel Corp. Ltd.	7,537,000	37,656,230
Keppel DC REIT(b)	7,258,000	10,882,350
Keppel Infrastructure Trust(b)	18,833,400	7,994,133
Keppel Pacific Oak US REIT	939,500	658,124
Keppel REIT(b)	14,669,180	11,793,536
Lendlease Global Commercial REIT(b)	4,802,309	2,907,083
Manulife US Real Estate Investment Trust	7,989,700	4,637,278
Mapletree Commercial Trust	12,284,156	16,921,083
Mapletree Industrial Trust	10,276,920	20,186,396
Mapletree Logistics Trust(b)	16,861,979	21,520,824
Maxeon Solar Technologies Ltd.(a)(b)	109,779	1,893,688
Nanofilm Technologies International Ltd.(b)	1,516,800	2,213,132
NetLink NBN Trust	20,933,200	14,547,468
Olam Group Ltd.(b)	4,723,800	5,563,569
OUE Commercial Real Estate Investment Trust	11,486,140	3,201,119
Oversea-Chinese Banking Corp. Ltd.	17,513,300	148,419,918
Parkway Life REIT	2,655,700	9,212,424
Prime U.S. REIT	3,293,500	2,306,856
Raffles Medical Group Ltd.	6,461,600	5,382,227
Riverstone Holdings Ltd./Singapore(b)	2,306,300	1,302,240
Sasseur Real Estate Investment Trust	250,700	143,484
SATS Ltd.(a)(b)	3,616,400	10,425,520
Sea Ltd., ADR(a)(b)	1,864,663	142,311,080
Sembcorp Industries Ltd.	5,558,000	11,726,724
Sembcorp Marine Ltd.(a)(b)	88,913,920	7,023,196
Sheng Siong Group Ltd.	4,273,900	4,950,713
SIA Engineering Co. Ltd.(a)(b)	256,800	450,684
Singapore Airlines Ltd.(a)(b)	6,834,500	27,038,304
Singapore Exchange Ltd.	3,062,400	21,953,094
Singapore Post Ltd.(b)	9,540,300	4,393,510
Singapore Technologies Engineering Ltd.	8,214,200	23,950,631
Singapore Telecommunications Ltd.	42,750,700	80,844,687
SPH REIT(b)	4,327,795	2,962,237
Starhill Global REIT	10,452,400	4,510,043
StarHub Ltd.	4,033,000	3,651,716
Straits Trading Co. Ltd.(b)	671,800	1,430,300
Suntec REIT	11,926,100	13,929,536
TDCX Inc., ADR(a)(b)	117,274	921,774
United Overseas Bank Ltd.	6,074,400	121,192,380
UOL Group Ltd.	2,332,600	12,602,754
Venture Corp. Ltd.	1,427,400	18,185,388
Wilmar International Ltd.	9,826,700	28,634,082
Yangzijiang Financial Holding Ltd.(a)(b)	13,824,700	3,953,060
Yangzijiang Shipbuilding Holdings Ltd.(b)	14,853,900	10,014,576
Yanlord Land Group Ltd.(b)	6,125,300	4,577,179

		1,394,488,960

Spain — 2.3%
Acciona SA	127,403	26,215,776
Acerinox SA	1,078,800	10,525,143
ACS Actividades de Construccion y Servicios SA	1,267,624	30,470,709

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Aena SME SA(a)(d)	387,468	$49,010,689
Almirall SA(b)	427,142	4,124,022
Amadeus IT Group SA(a)	2,331,857	135,971,051
Applus Services SA	867,936	6,302,659
Atresmedia Corp. de Medios de Comunicacion SA	712,400	2,189,150
Audax Renovables SA(b)	327,801	359,703
Banco Bilbao Vizcaya Argentaria SA	34,533,361	156,493,770
Banco de Sabadell SA	29,168,869	18,675,749
Banco Santander SA	90,497,835	226,413,850
Bankinter SA	3,452,993	17,000,937
Befesa SA(d)	207,334	9,603,825
CaixaBank SA	23,038,252	69,177,742
Cellnex Telecom SA(d)	2,838,038	126,942,838
Cia. de Distribucion Integral Logista Holdings SA	326,638	6,733,036
Cie. Automotive SA	341,487	8,982,967
Construcciones y Auxiliar de Ferrocarriles SA(b)	151,512	4,486,138
Corp Financiera Alba SA	108,543	5,725,899
Distribuidora Internacional de Alimentacion SA(a)	11,100,995	149,288
Ebro Foods SA	418,672	6,967,119
EDP Renovaveis SA	1,486,924	38,673,823
eDreams ODIGEO SA(a)	102,243	541,443
Enagas SA	815,479	16,096,459
Ence Energia y Celulosa SA	955,278	3,164,465
Endesa SA	1,648,036	30,207,544
Faes Farma SA	2,109,041	8,988,621
Ferrovial SA	2,497,323	66,873,620
Fluidra SA	496,321	9,277,298
Gestamp Automocion SA(d)	1,112,423	4,279,459
Global Dominion Access SA(d)	327,806	1,315,009
Grenergy Renovables SA(a)(b)	62,115	2,458,918
Grifols SA(b)	1,537,182	22,429,980
Grupo Catalana Occidente SA	258,468	7,707,668
Iberdrola SA	30,236,884	322,883,761
Iberdrola SA, NVS	839,913	8,953,457
Indra Sistemas SA	928,312	8,491,919
Industria de Diseno Textil SA	5,644,319	137,083,320
Inmobiliaria Colonial Socimi SA	1,486,691	9,850,028
Laboratorios Farmaceuticos Rovi SA	102,627	5,373,446
Lar Espana Real Estate Socimi SA	671,438	3,283,673
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	3,426,971	3,803,262
Mapfre SA	4,893,253	7,903,319
Mediaset Espana Comunicacion SA(a)	907,430	3,157,361
Melia Hotels International SA(a)	693,043	4,371,175
Merlin Properties Socimi SA	1,694,627	18,176,236
Naturgy Energy Group SA	745,775	21,875,138
Neinor Homes SA(d)	291,252	3,132,698
Pharma Mar SA(b)	82,137	5,059,602
Prosegur Cash SA(d)	196,989	143,147
Prosegur Cia. de Seguridad SA	1,556,931	2,776,604
Red Electrica Corp. SA	1,672,728	32,886,473
Repsol SA	7,522,160	93,712,983
Sacyr SA	2,829,305	6,470,521
Siemens Gamesa Renewable Energy SA(a)	1,236,329	22,747,534
Solaria Energia y Medio Ambiente SA(a)	412,312	9,506,913
Soltec Power Holdings SA(a)(b)	44,131	220,210
Tecnicas Reunidas SA(a)(b)	212,724	1,412,253
Telefonica SA	28,786,644	128,494,674
Unicaja Banco SA(d)	9,858,482	8,527,663

Security	Shares	Value

Spain (continued)
Viscofan SA	208,763	$12,158,029

		2,016,991,766

Sweden — 3.7%
AAK AB	981,523	17,156,948
AcadeMedia AB(d)	133,997	660,610
AddLife AB(b)	585,258	10,083,404
AddTech AB, Class B	1,277,493	21,868,971
AFRY AB	578,843	8,838,828
Alfa Laval AB	1,521,181	45,486,065
Ambea AB(b)(d)	132,529	653,311
Arjo AB, Class B	1,352,081	7,427,376
Assa Abloy AB, Class B	5,196,015	122,761,159
Atlas Copco AB, Class A	13,987,855	163,509,064
Atlas Copco AB, Class B	8,053,872	83,661,110
Atrium Ljungberg AB, Class B	270,207	4,017,924
Attendo AB(a)(d)	699,165	1,702,008
Avanza Bank Holding AB(b)	693,027	13,372,325
Axfood AB(b)	590,191	18,724,054
Beijer Alma AB	236,597	4,751,403
Beijer Ref AB	1,282,959	20,351,337
Betsson AB	687,436	4,745,393
BHG Group AB(a)	541,040	1,849,208
BICO Group AB, Class B(a)(b)	239,794	952,320
Bilia AB, Class A	500,450	7,071,093
BillerudKorsnas AB(b)	1,183,201	15,261,582
BioArctic AB(a)(d)	84,502	917,543
BioGaia AB	534,722	5,030,350
Biotage AB	388,114	8,537,863
Boliden AB	1,426,706	47,678,898
Bonava AB, Class B	506,108	1,896,019
Boozt AB(a)(b)(d)	273,632	1,927,569
Bravida Holding AB(d)	1,360,659	13,779,800
Bufab AB	76,202	2,299,024
Bure Equity AB	280,310	7,462,126
Calliditas Therapeutics AB, Class B(a)(b)	165,344	1,563,157
Camurus AB(a)	108,029	2,455,076
Cary Group AB(a)(b)	409,126	2,550,445
Castellum AB	1,367,832	21,929,116
Catena AB	161,502	7,400,583
Cellavision AB	24,108	868,449
Cibus Nordic Real Estate AB	134,299	2,407,193
Cint Group AB(a)	778,342	5,493,638
Clas Ohlson AB, Class B	125,725	1,426,118
Cloetta AB, Class B	1,390,326	2,782,813
Collector AB(a)(b)	126,685	440,195
Coor Service Management Holding AB(d)	374,789	3,103,110
Corem Property Group AB, Class B	3,014,524	4,053,833
Creades AB, Class A	226,415	2,085,866
Dios Fastigheter AB	268,003	2,118,426
Dometic Group AB(d)	1,644,100	11,149,821
Duni AB(a)	26,733	255,171
Dustin Group AB(d)	241,828	1,651,301
Electrolux AB, Class B	1,214,657	17,519,994
Electrolux Professional AB, Class B	1,607,916	9,825,784
Elekta AB, Class B	1,920,425	13,870,287
Embracer Group AB(a)(b)	3,380,315	25,759,771
Epiroc AB, Class A	3,416,335	60,406,558
Epiroc AB, Class B	2,020,071	32,085,961
EQT AB	1,572,746	42,689,507
Essity AB, Class B	3,173,436	80,780,054

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Evolution AB(d)	953,371	$92,506,332
Fabege AB	1,357,159	13,930,981
Fagerhult AB	462,603	2,516,479
Fastighets AB Balder, Class B(a)	3,399,478	21,716,118
Fingerprint Cards AB, Class B(a)(b)	1,614,458	1,430,628
Fortnox AB	2,579,936	14,711,790
GARO AB	171,845	3,002,650
Getinge AB, Class B	1,211,288	27,333,824
Granges AB	646,472	5,994,258
H & M Hennes & Mauritz AB, Class B	3,830,312	49,007,073
Hemnet Group AB	110,282	1,671,542
Hexagon AB, Class B	10,075,036	118,628,938
Hexatronic Group AB(b)	891,120	10,809,982
Hexpol AB	1,523,677	15,892,044
HMS Networks AB	82,483	3,931,882
Holmen AB, Class B	515,245	21,172,411
Hufvudstaden AB, Class A	678,950	9,371,757
Humble Group AB(a)(b)	742,937	1,200,445
Husqvarna AB, Class B	2,248,850	17,922,731
Implantica AG, SDR(a)	77,688	305,792
Industrivarden AB, Class A	661,968	17,272,092
Industrivarden AB, Class C	798,521	20,602,041
Indutrade AB	1,497,853	35,204,868
Instalco AB	998,374	4,942,022
Intrum AB(b)	408,293	8,721,123
Investment AB Latour, Class B	769,979	19,158,098
Investor AB, Class A	2,577,011	52,984,049
Investor AB, Class B	9,562,603	178,454,613
INVISIO AB	202,258	3,299,913
Inwido AB	439,358	5,331,229
JM AB	351,328	6,519,782
Kambi Group PLC, Class B(a)	139,354	2,515,589
Karo Pharma AB(a)	20,898	104,467
K-Fast Holding AB(a)(b)	57,033	163,836
Kindred Group PLC	1,264,343	11,135,142
Kinnevik AB, Class B(a)	1,253,935	22,585,717
KNOW IT AB	130,765	3,864,991
L E Lundbergforetagen AB, Class B	392,130	18,610,287
LeoVegas AB(d)	396,777	2,374,832
Lifco AB, Class B	1,240,706	24,151,577
Lime Technologies AB	48,337	1,386,058
Lindab International AB	457,273	8,003,824
Loomis AB	422,115	11,902,912
MEKO AB	273,976	3,220,631
Millicom International Cellular SA, SDR(a)(b)	904,867	14,228,191
MIPS AB(b)	148,135	7,925,179
Modern Times Group MTG AB, Class B	517,757	5,359,088
Munters Group AB(d)	350,181	2,611,668
Mycronic AB	434,389	6,388,974
NCC AB, Class B	495,616	5,147,069
New Wave Group AB, Class B	225,686	3,459,107
Nibe Industrier AB, Class B	7,911,032	79,696,566
Nobia AB	933,204	2,710,616
Nolato AB, Class B	1,253,926	7,545,770
Nordnet AB publ	713,977	9,590,513
Note AB(a)	89,934	1,846,618
Nyfosa AB	1,038,445	9,695,440
OX2 AB(a)	123,722	1,216,762
Pandox AB(a)	506,927	7,434,171
Paradox Interactive AB(b)	150,028	2,661,065

Security	Shares	Value

Sweden (continued)
Peab AB, Class B	1,060,242	$7,233,430
Platzer Fastigheter Holding AB, Class B	324,794	2,784,465
PowerCell Sweden AB(a)	257,029	4,620,248
Ratos AB, Class B	1,254,688	6,285,585
Re:NewCell AB(a)(b)	103,726	1,085,275
Resurs Holding AB(d)	420,414	982,118
Rvrc Holding AB	38,572	174,746
Saab AB, Class B	381,636	13,805,149
Sagax AB, Class B	993,370	25,601,225
Samhallsbyggnadsbolaget i Norden AB(b)	6,019,973	11,169,832
Samhallsbyggnadsbolaget i Norden AB, Class D(b)	439,597	843,309
Sandvik AB	5,547,618	102,221,403
Scandic Hotels Group AB(a)(d)	748,089	3,063,507
Sdiptech AB, Class B(a)	149,499	4,168,599
Sectra AB	496,451	9,114,286
Securitas AB, Class B	1,594,707	16,126,184
Sedana Medical AB(a)(b)	348,276	950,520
Sinch AB(a)(b)(d)	3,008,415	7,627,483
Skandinaviska Enskilda Banken AB, Class A	8,408,632	91,094,299
Skanska AB, Class B	1,750,844	29,869,315
SKF AB, Class B	1,987,272	33,444,670
SkiStar AB	140,662	2,183,611
SSAB AB, Class A	1,135,768	5,496,409
SSAB AB, Class B	3,394,666	15,575,372
Stillfront Group AB(a)(b)	2,831,688	7,420,171
Storskogen Group AB(b)	7,164,094	9,530,073
Storytel AB(a)(b)	214,180	1,212,022
Surgical Science Sweden AB(a)	90,376	1,409,402
Svenska Cellulosa AB SCA, Class B	3,145,724	45,989,156
Svenska Handelsbanken AB, Class A	7,522,086	67,637,926
Svolder AB	495,247	3,218,410
Sweco AB, Class B	1,183,707	13,202,224
Swedbank AB, Class A	4,694,667	65,021,864
SwedenCare AB	479,090	3,367,870
Swedish Match AB	8,259,879	86,468,709
Swedish Orphan Biovitrum AB(a)	876,397	19,246,540
Synsam AB	232,743	1,436,845
Tele2 AB, Class B	2,892,645	33,044,518
Telefonaktiebolaget LM Ericsson, Class B	15,169,719	115,384,575
Telia Co. AB	13,795,188	50,964,209
Thule Group AB(d)	592,069	17,188,827
Trelleborg AB, Class B	1,255,549	30,849,515
Troax Group AB	100,932	2,145,784
Truecaller AB(a)(b)	346,685	2,718,764
Vestum AB(a)(b)	539,288	851,629
Viaplay Group AB, Class B(a)	397,913	11,814,342
Vimian Group AB(a)(b)	158,425	617,973
Vitec Software Group AB, Class B	53,276	2,456,394
Vitrolife AB	349,257	11,394,577
VNV Global AB(a)	334,877	945,685
Volati AB	63,330	895,853
Volvo AB, Class A	1,034,615	19,278,526
Volvo AB, Class B	7,797,421	139,995,072
Volvo Car AB, Class B(a)(b)	3,140,874	23,386,246
Wallenstam AB, Class B(b)	2,191,287	11,169,694
Wihlborgs Fastigheter AB	1,653,268	14,097,673
XANO Industri AB, Class B	80,972	994,401
Xvivo Perfusion AB(a)	46,047	1,039,911

		3,296,107,479

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 9.8%
ABB Ltd., Registered	8,572,023	$260,586,068
Adecco Group AG, Registered	825,345	29,074,432
Alcon Inc.	2,583,574	203,337,819
Allreal Holding AG, Registered	72,973	12,073,201
ALSO Holding AG, Registered	32,316	5,991,592
Arbonia AG(b)	348,923	4,962,135
Aryzta AG(a)	5,304,609	6,062,374
Autoneum Holding AG(b)	21,712	2,516,770
Bachem Holding AG, Class A	163,992	11,058,550
Baloise Holding AG, Registered	236,326	37,653,601
Banque Cantonale Vaudoise, Registered	160,838	14,975,681
Barry Callebaut AG, Registered	18,578	41,162,572
Basilea Pharmaceutica AG, Registered(a)(b)	85,955	3,983,182
Belimo Holding AG, Registered	51,043	20,953,851
BKW AG	129,958	14,785,049
Bobst Group SA, Registered	14,289	1,178,511
Bossard Holding AG, Class A, Registered(b)	39,353	8,771,133
Bucher Industries AG, Registered	42,229	16,213,272
Burckhardt Compression Holding AG	21,238	9,594,769
Burkhalter Holding AG(b)	31,938	2,509,810
Bystronic AG, Registered	7,867	5,820,433
Cembra Money Bank AG	161,146	11,714,246
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	5,822	64,383,528
Chocoladefabriken Lindt & Spruengli AG, Registered	539	62,158,607
Cie. Financiere Richemont SA, Class A, Registered	2,724,229	328,480,721
Clariant AG, Registered	1,116,968	20,927,000
Coca-Cola HBC AG, Class DI	1,043,307	25,677,463
Coltene Holding AG, Registered	13,861	1,351,897
Comet Holding AG, Registered	46,559	8,586,951
Credit Suisse Group AG, Registered	13,731,014	79,867,344
Daetwyler Holding AG, Bearer	47,126	11,487,212
DKSH Holding AG	194,223	15,964,837
dormakaba Holding AG	17,503	8,338,113
Dottikon Es Holding AG(a)(b)	14,492	3,560,720
Dufry AG, Registered(a)	370,564	13,952,406
EFG International AG(b)	630,011	4,906,595
Emmi AG, Registered	12,921	12,855,825
EMS-Chemie Holding AG, Registered	36,434	28,931,681
Flughafen Zurich AG, Registered(a)	101,682	16,909,327
Forbo Holding AG, Registered	6,168	8,282,792
Galenica AG(d)	283,216	22,422,328
Geberit AG, Registered	187,030	98,504,334
Georg Fischer Ltd.	424,888	25,968,695
Givaudan SA, Registered	48,031	167,895,082
Gurit Holding AG(b)	4,523	551,045
Helvetia Holding AG, Registered	191,615	21,907,082
Holcim AG	2,872,054	134,666,718
Huber + Suhner AG, Registered	110,754	9,972,608
Idorsia Ltd.(a)(b)	600,212	7,340,057
Implenia AG, Registered(a)(b)	101,413	2,682,085
Inficon Holding AG, Registered	8,704	7,264,018
Interroll Holding AG, Registered	2,959	7,808,923
Intershop Holding AG	9,215	6,195,934
Julius Baer Group Ltd.	1,176,506	60,837,178
Kardex Holding AG, Registered	29,938	6,003,500
Komax Holding AG, Registered	26,273	7,127,220
Kuehne + Nagel International AG, Registered	281,970	75,940,534
Landis+Gyr Group AG(b)	139,732	9,222,935
LEM Holding SA, Registered	1,895	3,762,725

Security	Shares	Value

Switzerland (continued)
Leonteq AG	23,729	$1,414,781
Logitech International SA, Registered	896,853	50,458,890
Lonza Group AG, Registered	386,889	235,132,299
Medacta Group SA(d)	27,992	2,767,292
Medartis Holding AG(a)(d)	1,740	154,650
Medmix AG(d)	124,427	2,819,629
Meyer Burger Technology AG(a)	11,827,358	7,032,323
Mobilezone Holding AG, Registered	472,995	8,441,938
Mobimo Holding AG, Registered	47,227	12,160,084
Molecular Partners AG(a)	39,726	254,170
Montana Aerospace AG(a)(b)(d)	29,123	580,174
Nestle SA, Registered	14,691,002	1,800,048,401
Novartis AG, Registered	11,434,343	982,548,860
OC Oerlikon Corp. AG, Registered	1,174,474	9,089,350
Orior AG	33,925	2,903,067
Partners Group Holding AG	118,035	128,864,232
Peach Property Group AG(b)	47,975	1,741,384
PolyPeptide Group AG(d)	42,209	2,003,055
PSP Swiss Property AG, Registered	236,998	28,343,100
Rieter Holding AG, Registered(b)	23,534	2,670,709
Roche Holding AG, Bearer	137,673	56,124,412
Roche Holding AG, NVS	3,666,554	1,217,312,488
Schindler Holding AG, Participation Certificates, NVS	210,397	41,123,948
Schindler Holding AG, Registered	126,704	24,059,409
Schweiter Technologies AG, Bearer	6,350	7,204,030
Sensirion Holding AG(a)(d)	34,503	4,004,250
SFS Group AG	113,489	12,474,876
SGS SA, Registered	32,923	80,347,511
Siegfried Holding AG, Registered	24,527	18,151,271
Siemens Energy AG(a)	2,259,831	37,552,712
SIG Group AG	1,472,859	38,424,399
Sika AG, Registered	757,250	187,106,974
Softwareone Holding AG	477,456	6,498,521
Sonova Holding AG, Registered	280,675	101,094,017
St. Galler Kantonalbank AG, Class A, Registered	15,803	7,527,944
Stadler Rail AG(b)	262,256	8,493,528
STMicroelectronics NV	3,542,600	134,064,469
Straumann Holding AG	588,019	79,529,858
Sulzer AG, Registered(b)	124,167	8,323,445
Swatch Group AG (The), Bearer	149,535	39,808,730
Swatch Group AG (The), Registered	280,961	14,030,824
Swiss Life Holding AG, Registered	164,094	86,926,542
Swiss Prime Site AG, Registered	399,661	36,394,563
Swiss Re AG	1,561,843	117,195,697
Swiss Steel Holding AG, Registered(a)	611,337	172,126
Swisscom AG, Registered	134,209	72,558,395
Swissquote Group Holding SA, Registered	71,468	8,688,662
Tecan Group AG, Registered	69,420	24,653,569
Temenos AG, Registered	335,792	26,652,654
Trifork Holding AG	5,016	135,619
TX Group AG	3,046	398,956
u-blox Holding AG	49,309	5,772,141
UBS Group AG, Registered	18,356,195	299,946,147
Valiant Holding AG, Registered	103,199	9,296,672
Valora Holding AG, Registered	24,817	6,783,545
VAT Group AG(d)	145,871	42,473,458
Vetropack Holding AG, Registered(b)	37,074	1,473,136
Vifor Pharma AG (a)	231,524	40,450,114
Vontobel Holding AG, Registered	180,412	11,866,861
Ypsomed Holding AG, Registered	29,015	4,118,155

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Zehnder Group AG, Registered	88,400	$5,707,847
Zur Rose Group AG(a)(b)	51,191	3,655,102
Zurich Insurance Group AG	783,269	341,919,106

		8,667,600,142

United Kingdom — 15.1%
3i Group PLC	5,066,409	78,720,584
888 Holdings PLC	2,055,630	3,682,422
Abcam PLC(a)	1,133,355	16,937,878
abrdn PLC	11,612,597	23,543,639
Admiral Group PLC	943,998	22,062,724
Advanced Medical Solutions Group PLC	1,939,109	6,636,872
AG Barr PLC	621,918	4,099,806
Airtel Africa PLC(d)	4,705,834	9,096,436
AJ Bell PLC	1,422,068	5,471,697
Alliance Pharma PLC	823,660	975,971
Alpha FX Group PLC	144,457	3,201,739
Alphawave IP Group PLC(a)(b)	692,677	1,135,407
Anglo American PLC	6,595,796	238,404,049
Antofagasta PLC	2,039,638	29,021,358
AO World PLC(a)(b)	1,713,240	905,908
Argo Blockchain PLC(a)	2,334,054	1,063,718
Ascential PLC(a)	2,229,041	7,969,327
Ashmore Group PLC	2,262,914	5,963,698
Ashtead Group PLC	2,317,062	130,426,745
ASOS PLC(a)(b)	369,879	4,707,470
Associated British Foods PLC	1,851,948	37,826,714
Assura PLC	15,281,472	12,806,633
Aston Martin Lagonda Global Holdings PLC(a)(b)(d)	366,153	2,153,458
AstraZeneca PLC	8,086,158	1,063,662,986
Atalaya Mining PLC	576,372	1,965,336
Auction Technology Group PLC(a)	415,496	5,029,550
Auto Trader Group PLC(d)	4,961,857	38,253,503
Avacta Group PLC(a)(b)	1,293,931	1,733,324
Avast PLC(d)	3,592,792	20,345,152
AVEVA Group PLC	660,794	19,117,101
Aviva PLC	14,582,313	70,619,567
Avon Protection PLC	166,614	2,154,825
B&M European Value Retail SA	4,915,046	25,449,353
Babcock International Group PLC(a)	1,386,366	5,797,923
BAE Systems PLC	16,420,823	154,335,015
Bakkavor Group PLC(d)	152,717	162,545
Balanced Commercial Property Trust Ltd.	3,433,545	5,016,461
Balfour Beatty PLC	3,588,049	12,260,889
Bank of Georgia Group PLC	205,332	3,765,802
Barclays PLC	87,449,523	167,515,038
Barratt Developments PLC	5,380,727	32,992,978
Beazley PLC	3,158,335	20,918,075
Bellway PLC	658,364	19,674,578
Berkeley Group Holdings PLC	591,868	30,672,646
Biffa PLC(d)	1,250,399	5,533,622
Big Yellow Group PLC	896,998	15,559,899
Bodycote PLC	1,038,264	7,595,519
boohoo Group PLC(a)(b)	5,493,383	4,488,796
Borr Drilling Ltd.(a)(b)	700,725	2,556,856
BP PLC	101,624,856	497,378,433
Breedon Group PLC	7,637,444	6,616,989
Brewin Dolphin Holdings PLC	1,793,323	11,181,611
Bridgepoint Group PLC(d)	2,483,792	7,713,142
British American Tobacco PLC	11,333,559	444,090,006
British Land Co. PLC (The)	4,528,470	27,228,499

Security	Shares	Value

United Kingdom (continued)
Britvic PLC	1,396,624	$14,635,457
BT Group PLC	35,758,876	70,599,560
Bunzl PLC	1,744,580	65,475,222
Burberry Group PLC	2,102,141	46,212,540
Burford Capital Ltd.	1,105,597	11,855,016
Bytes Technology Group PLC	991,962	5,474,970
Capita PLC(a)	9,209,604	3,233,842
Capital & Counties Properties PLC	3,998,975	7,244,715
Capricorn Energy PLC(a)	3,063,195	8,213,757
Carnival PLC(a)	802,260	6,469,022
Centamin PLC	7,163,636	7,242,953
Central Asia Metals PLC	159,136	483,520
Centrica PLC(a)	30,416,637	32,591,373
Ceres Power Holdings PLC(a)(b)	663,501	4,928,848
Chemring Group PLC	1,433,571	6,067,036
Cineworld Group PLC(a)(b)	6,051,604	1,707,767
Civitas Social Housing PLC	3,104,053	3,129,935
Clarkson PLC	57,735	2,427,896
Close Brothers Group PLC	746,150	10,086,191
CLS Holdings PLC	928,923	2,295,225
CMC Markets PLC(d)	536,408	1,682,087
CNH Industrial NV	5,276,811	67,979,349
Coats Group PLC	8,137,152	7,359,342
Coca-Cola Europacific Partners PLC	1,058,929	57,309,237
Compass Group PLC	9,248,124	216,743,047
Computacenter PLC	472,013	14,922,259
ContourGlobal PLC(d)	1,000,571	3,134,751
ConvaTec Group PLC(d)	8,355,005	23,297,818
Countryside Partnerships PLC(a)(d)	2,593,362	9,192,156
Craneware PLC	54,153	1,239,813
Cranswick PLC	288,795	11,746,597
Crest Nicholson Holdings PLC	1,770,776	5,953,756
Croda International PLC	731,488	66,894,575
Currys PLC	5,423,916	4,434,939
Custodian Reit PLC	2,195,012	2,908,317
CVS Group PLC	446,314	9,370,307
Darktrace PLC(a)	1,105,372	5,075,451
DCC PLC	511,652	33,405,404
Dechra Pharmaceuticals PLC	574,900	25,872,020
Deliveroo PLC(a)(b)(d)	4,583,806	5,059,668
Derwent London PLC	523,482	18,275,861
Diageo PLC	12,083,877	572,435,686
Diploma PLC	671,397	22,547,191
Direct Line Insurance Group PLC	6,898,558	17,312,264
Diversified Energy Co. PLC	4,575,289	6,892,300
Domino’s Pizza Group PLC	2,429,208	8,465,754
Dr. Martens PLC	3,211,906	10,197,067
Drax Group PLC	2,020,844	19,385,379
DS Smith PLC	7,159,955	25,522,315
Dunelm Group PLC	574,793	5,976,399
easyJet PLC(a)	1,612,123	7,873,960
Elementis PLC(a)	3,563,960	4,745,928
EMIS Group PLC	247,496	5,526,921
Empiric Student Property PLC	1,277,091	1,400,577
Energean PLC(a)	633,925	8,862,488
EnQuest PLC(a)	7,808,523	2,743,447
Entain PLC(a)	3,036,868	44,687,670
Ergomed PLC(a)	223,415	3,282,048
Essentra PLC	1,682,849	5,079,939
Euromoney Institutional Investor PLC	619,557	10,969,452

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Experian PLC	4,813,135	$168,518,703
FD Technologies PLC(a)	88,189	2,106,279
Ferguson PLC	1,134,753	142,750,441
Ferrexpo PLC	1,645,363	2,984,389
Fevertree Drinks PLC	551,732	7,228,883
Firstgroup PLC	3,840,658	6,272,576
Forterra PLC(d)	709,810	2,545,677
Frasers Group PLC(a)	1,171,507	12,818,294
Frontier Developments PLC(a)(b)	78,904	1,498,722
Future PLC	636,619	14,263,640
Games Workshop Group PLC	183,839	17,399,032
Gamma Communications PLC	412,879	5,600,249
GB Group PLC	1,195,368	7,396,977
Genel Energy PLC	792,209	1,405,009
Genuit Group PLC	1,312,928	6,799,366
Genus PLC	371,117	12,826,234
Go-Ahead Group PLC (The)(a)	239,359	4,324,641
Grainger PLC	4,062,775	14,654,930
Great Portland Estates PLC	1,307,916	9,900,346
Greatland Gold PLC(a)	21,424,180	3,313,476
Greggs PLC	583,020	14,535,887
GSK PLC	21,224,308	445,927,014
Gulf Keystone Petroleum Ltd.	1,106,174	3,184,033
Gym Group PLC (The)(a)(d)	52,962	115,071
Haleon PLC(a)	26,530,386	94,276,787
Halfords Group PLC	1,387,024	2,901,950
Halma PLC	1,984,741	55,896,017
Hammerson PLC(b)	18,708,378	5,711,713
Harbour Energy PLC	2,404,745	10,753,255
Hargreaves Lansdown PLC	1,848,616	19,138,285
Hays PLC	8,664,760	13,518,485
Helical PLC	710,453	3,374,239
Hikma Pharmaceuticals PLC	913,606	19,310,888
Hill & Smith Holdings PLC	436,862	7,022,100
Hiscox Ltd.	1,796,100	19,557,236
Hochschild Mining PLC	1,484,273	1,465,422
Home Reit PLC	4,103,629	5,946,905
HomeServe PLC	1,569,630	22,498,298
Hotel Chocolat Group PLC(a)	83,407	140,171
Howden Joinery Group PLC	3,174,911	26,207,471
HSBC Holdings PLC	105,692,895	662,055,739
Hunting PLC	1,002,813	2,637,847
Ibstock PLC(d)	2,549,102	6,389,402
IG Group Holdings PLC	2,114,723	20,517,562
IMI PLC	1,351,373	22,066,589
Impact Healthcare Reit PLC	1,597,081	2,287,232
Impax Asset Management Group PLC	294,455	2,585,443
Imperial Brands PLC	4,681,042	102,778,501
Inchcape PLC	2,115,862	21,656,221
Indivior PLC(a)	3,736,394	14,632,260
Informa PLC(a)	7,710,964	56,079,092
IntegraFin Holdings PLC	1,610,323	5,365,436
InterContinental Hotels Group PLC	959,695	56,886,002
Intermediate Capital Group PLC	1,500,449	27,970,560
Intertek Group PLC	839,349	44,859,174
Investec PLC	3,600,314	19,476,463
IP Group PLC	5,199,161	5,476,875
ITM Power PLC(a)(b)	2,313,966	6,041,589
ITV PLC	18,921,752	17,018,569
IWG PLC(a)	3,873,152	9,083,264

Security	Shares	Value

United Kingdom (continued)
J D Wetherspoon PLC(a)	525,282	$3,587,159
J Sainsbury PLC	9,022,382	24,338,510
JD Sports Fashion PLC	13,619,754	21,633,096
JET2 PLC(a)	819,229	9,182,208
John Menzies PLC(a)	356,724	2,632,576
John Wood Group PLC(a)	3,569,041	6,841,159
Johnson Matthey PLC	971,406	25,396,909
Johnson Service Group PLC(a)	2,295,699	3,164,050
JTC PLC(d)	295,648	2,688,470
Judges Scientific PLC	4,253	441,277
Jupiter Fund Management PLC	2,503,701	3,844,261
Just Group PLC	5,723,067	4,985,389
Kainos Group PLC	434,528	7,223,145
Kape Technologies PLC(a)	678,159	2,469,327
Keller Group PLC	465,414	4,525,069
Keywords Studios PLC	391,273	12,029,254
Kier Group PLC(a)	1,361,307	1,269,331
Kingfisher PLC	10,577,260	33,465,084
Lancashire Holdings Ltd.	1,224,835	6,672,481
Land Securities Group PLC	3,676,917	32,857,037
Learning Technologies Group PLC	3,093,272	5,010,092
Legal & General Group PLC	31,020,135	99,063,326
Liontrust Asset Management PLC	274,228	3,483,928
Lloyds Banking Group PLC	370,495,950	205,128,079
London Stock Exchange Group PLC	1,707,671	166,656,185
LondonMetric Property PLC	4,859,058	14,817,070
Luceco PLC(d)	75,894	100,866
LXI REIT PLC	8,543,644	15,475,597
M&G PLC	13,478,181	35,133,599
Man Group PLC/Jersey	7,466,427	24,838,866
Marks & Spencer Group PLC(a)	9,964,886	17,275,905
Marlowe PLC(a)	421,593	4,097,059
Marshalls PLC	1,291,987	7,800,450
Marston’s PLC(a)	4,059,975	2,360,379
Mediclinic International PLC(a)	1,989,396	11,771,188
Meggitt PLC(a)	4,052,984	39,041,107
Melrose Industries PLC	22,549,679	44,388,118
Micro Focus International PLC	1,779,144	6,197,855
Mitchells & Butlers PLC(a)	1,239,966	2,619,216
Mitie Group PLC	6,814,534	6,511,564
Mondi PLC	2,517,152	47,768,535
Moneysupermarket.com Group PLC	2,823,941	7,029,959
Moonpig Group PLC(a)	1,172,006	2,986,026
Morgan Advanced Materials PLC	1,941,214	7,529,372
Morgan Sindall Group PLC	181,233	4,493,211
National Express Group PLC(a)	2,857,343	6,401,601
National Grid PLC	19,036,716	262,127,841
NatWest Group PLC	29,131,398	88,479,518
NCC Group PLC	1,020,418	2,787,286
Network International Holdings PLC(a)(d)	2,693,046	6,585,419
Next Fifteen Communications Group PLC	428,365	5,363,563
Next PLC	697,050	58,030,661
Ninety One PLC	2,212,003	5,527,630
NMC Health PLC, NVS(c)	475,795	6
Numis Corp. PLC(b)	22,347	70,427
Ocado Group PLC(a)	2,999,294	30,833,503
On the Beach Group PLC(a)(d)	802,578	1,088,550
OSB Group PLC	2,312,807	14,856,895
Oxford Biomedica PLC(a)	331,700	1,951,051
Oxford Nanopore Technologies PLC(a)(b)	1,703,089	6,651,827

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Pagegroup PLC	1,802,374	$10,031,953
Pan African Resources PLC	10,401,656	2,557,419
Pantheon Resources PLC(a)(b)	3,492,030	4,983,062
Paragon Banking Group PLC	1,624,403	10,605,878
Pearson PLC	3,524,720	32,622,172
Penno Group PLC	1,367,326	16,736,688
Persimmon PLC	1,668,107	38,476,907
Petrofac Ltd.(a)	2,292,301	3,215,881
Pets at Home Group PLC	2,788,009	11,186,365
Phoenix Group Holdings PLC	3,858,007	30,395,769
Picton Property Income Ltd. (The)	950,924	1,070,024
Playtech PLC(a)	1,282,857	7,687,050
Polar Capital Holdings PLC	349,173	2,080,648
Premier Foods PLC	2,898,844	4,109,166
Primary Health Properties PLC	6,854,437	12,332,107
Provident Financial PLC	1,258,711	2,974,529
PRS REIT PLC (The)	2,700,541	3,617,590
Prudential PLC	14,189,174	175,014,748
PZ Cussons PLC	1,744,487	4,475,885
QinetiQ Group PLC	3,208,251	14,941,827
Quilter PLC(d)	7,573,557	9,684,230
Rank Group PLC(a)	1,062,738	1,164,782
Rathbones Group PLC	287,318	6,333,114
Reach PLC	1,502,207	1,768,103
Reckitt Benckiser Group PLC	3,730,573	302,604,436
Redde Northgate PLC	1,575,332	7,040,671
Redrow PLC	1,611,814	11,396,538
Regional REIT Ltd.(d)	145,855	131,213
RELX PLC	10,076,833	298,369,388
Renewi PLC(a)	246,085	2,275,271
Renishaw PLC	205,442	10,906,541
Rentokil Initial PLC	9,653,040	63,738,620
Restaurant Group PLC (The)(a)	3,953,637	2,451,097
Restore PLC	94,808	518,172
Rightmove PLC	4,649,447	36,348,323
Rolls-Royce Holdings PLC(a)	43,216,624	47,233,126
Rotork PLC	4,366,816	13,857,075
Royal Mail PLC	4,000,745	13,825,752
RS GROUP PLC	2,444,837	30,865,258
RWS Holdings PLC	1,612,378	7,528,265
S4 Capital PLC(a)	1,465,366	2,266,131
Sabre Insurance Group PLC(d)	668,711	890,906
Safestore Holdings PLC	1,326,345	18,468,835
Saga PLC(a)	532,586	1,024,761
Sage Group PLC (The)	5,364,811	46,234,545
Sanne Group PLC(a)	898,572	10,067,384
Savills PLC	901,187	13,138,824
Schroders PLC	638,237	23,149,941
Segro PLC	6,479,318	86,680,183
Senior PLC(a)	2,637,874	4,664,408
Serco Group PLC	6,744,755	15,517,611
Serica Energy PLC	1,040,901	4,817,797
Severn Trent PLC	1,307,681	47,013,517
Shaftesbury PLC(b)	1,275,162	7,824,790
Shell PLC	39,707,376	1,059,246,369
SIG PLC(a)(b)	3,591,943	1,598,471
Smart Metering Systems PLC	658,714	7,562,097
Smith & Nephew PLC	4,612,887	59,142,534
Smiths Group PLC	2,007,003	37,876,546
Softcat PLC	792,114	13,513,625

Security	Shares	Value

United Kingdom (continued)
SolGold PLC(a)(b)	4,030,459	$1,246,706
Spectris PLC	584,833	22,244,495
Spirax-Sarco Engineering PLC	382,708	55,840,514
Spire Healthcare Group PLC(a)(d)	943,264	2,737,339
Spirent Communications PLC	3,474,140	11,949,928
SSE PLC	5,512,892	119,069,607
SSP Group PLC(a)	4,225,365	13,139,697
St. James’s Place PLC	2,788,487	41,886,053
Standard Chartered PLC	13,485,605	92,952,077
SThree PLC	655,682	3,011,558
Strix Group PLC(b)	406,137	790,361
Subsea 7 SA(b)	1,252,736	11,290,380
Supermarket Income Reit PLC	5,100,712	8,018,720
Synthomer PLC	1,983,865	5,659,014
Target Healthcare REIT PLC	3,219,538	4,508,866
Tate & Lyle PLC	2,047,194	20,055,053
Taylor Wimpey PLC	19,135,410	29,783,854
TBC Bank Group PLC	211,857	3,560,392
Team17 Group PLC(a)	559,148	2,989,948
Telecom Plus PLC	435,108	11,960,255
Tesco PLC	39,833,504	127,751,448
THG PLC(a)	3,882,661	3,237,526
TI Fluid Systems PLC(d)	1,076,276	2,291,008
TORM PLC, Class A(a)	189,281	3,093,287
TP ICAP Group PLC	4,452,855	6,452,996
Trainline PLC(a)(d)	2,511,113	12,115,927
Travis Perkins PLC	1,111,787	14,269,386
Tritax Big Box REIT PLC	9,928,961	23,888,256
Trustpilot Group PLC(a)(d)	1,115,168	1,048,728
Tullow Oil PLC(a)(b)	5,786,699	3,632,045
Tyman PLC	473,118	1,529,475
UK Commercial Property REIT Ltd.	884,026	829,904
Ultra Electronics Holdings PLC	377,167	16,106,773
Unilever PLC	13,365,245	650,926,021
UNITE Group PLC (The)	1,754,963	25,021,028
United Utilities Group PLC	3,540,269	47,037,908
Urban Logistics REIT PLC	2,452,936	5,300,162
Vesuvius PLC	1,228,941	5,384,782
Victoria PLC(a)(b)	484,571	2,205,475
Victrex PLC	453,330	10,677,281
Virgin Money UK PLC	7,107,607	12,396,793
Vistry Group PLC	1,191,239	13,428,752
Vodafone Group PLC	140,592,993	207,185,871
Volex PLC(b)	616,558	2,368,796
Volution Group PLC	461,464	2,360,405
Warehouse REIT PLC(b)	982,491	1,806,681
Watkin Jones PLC	492,525	1,319,553
Weir Group PLC (The)	1,335,756	27,314,589
WH Smith PLC(a)	724,181	12,782,147
Whitbread PLC	1,037,331	33,018,060
Wickes Group PLC	1,232,230	2,045,331
Wincanton PLC	644,575	2,959,503
Workspace Group PLC	739,875	5,317,867
WPP PLC	5,900,265	63,677,922
Yellow Cake PLC(a)(d)	907,057	4,157,442
YouGov PLC	549,163	7,323,038

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Young & Co’s Brewery PLC, Series A	115,233	$1,740,101

		13,412,422,691

Total Common Stocks — 99.1% (Cost: $88,402,699,746)		87,963,484,402

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	288,267	21,886,700
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	59,019	3,096,710
Einhell Germany AG, Preference Shares, NVS	879	122,525
Fuchs Petrolub SE, Preference Shares, NVS	361,666	10,836,609
Henkel AG & Co. KGaA, Preference Shares, NVS	925,759	59,140,537
Jungheinrich AG, Preference Shares, NVS	283,811	7,725,190
Porsche Automobil Holding SE, Preference Shares, NVS	797,849	57,749,675
Sartorius AG, Preference Shares, NVS	128,576	57,511,945
Schaeffler AG, Preference Shares, NVS(b)	371,966	2,191,063
Sixt SE, Preference Shares, NVS	80,094	5,650,515
STO SE & Co. KGaA, Preference Shares, NVS	9,178	1,424,091
Volkswagen AG, Preference Shares, NVS	957,966	135,446,662

		362,782,222

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	154,281	2,188,624

Total Preferred Stocks — 0.4% (Cost: $425,307,268)		364,970,846

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Expires 07/08/24)(a)	53,565	—

Security	Shares	Value

Italy — 0.0%
Webuild SpA (Expires 08/02/30)(a)(b)	128,748	$1

Spain — 0.0%
Abengoa SA (Expires 03/31/25)(a)(b)	1,476,448	9,054

Total Warrants — 0.0% (Cost: $0)		9,055

Total Long-Term Investments — 99.5% (Cost: $88,828,007,014)		88,328,464,303

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	823,254,968	823,172,643
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	6,530,000	6,530,000

Total Short-Term Securities — 0.9% (Cost: $829,630,442)		829,702,643

Total Investments in Securities — 100.4% (Cost: $89,657,637,456)		89,158,166,946

Liabilities in Excess of Other Assets — (0.4)%		(334,702,995)

Net Assets — 100.0%		$88,823,463,951

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$641,054,345	$182,502,075	(a)	$—		$(184,546)	$(199,231)	$823,172,643	823,254,968	$20,636,228	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	26,470,000	—		(19,940,000	)(a)	—	—	6,530,000	6,530,000	101,256		—

						$(184,546)	$(199,231)	$829,702,643		$20,737,484		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	913	09/08/22	$133,155	$890,904
SPI 200 Index	566	09/15/22	68,441	3,535,413
Euro STOXX 50 Index	4,517	09/16/22	171,826	10,691,394
FTSE 100 Index	1,237	09/16/22	111,409	3,188,646

				$18,306,357

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$18,306,357	$—	$—	$—	$18,306,357

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(24,155,696)	$—	$—	$—	$(24,155,696)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$21,817,892	$—	$—	$—	$21,817,892

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$585,659,670

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,416,497,615	$86,532,942,158	$14,044,629	$87,963,484,402
Preferred Stocks	—	364,970,846	—	364,970,846
Warrants	—	9,055	—	9,055
Money Market Funds	829,702,643	—	—	829,702,643

	$2,246,200,258	$86,897,922,059	$14,044,629	$89,158,166,946

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$18,306,357	$—	$18,306,357

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.2%
Glencore PLC	3,700,875	$20,975,445
Rio Tinto PLC	414,275	25,009,565

		45,985,010

Austria — 0.5%
ams-OSRAM AG(a)	123,663	1,020,783
ANDRITZ AG	27,807	1,301,084
AT&S Austria Technologie & Systemtechnik AG	12,861	642,590
BAWAG Group AG(b)	28,801	1,329,735
CA Immobilien Anlagen AG	28,884	942,770
Erste Group Bank AG	126,101	3,196,998
IMMOFINANZ AG(c)	17,516	267,638
Kontron AG(c)	17,400	259,268
Lenzing AG	6,822	550,524
Oesterreichische Post AG(c)	16,090	463,663
OMV AG	59,477	2,533,121
Raiffeisen Bank International AG	57,422	695,653
Schoeller-Bleckmann Oilfield Equipment AG	10,178	581,970
Telekom Austria AG	96,421	596,210
UNIQA Insurance Group AG	95,923	657,177
Verbund AG	25,858	2,843,488
voestalpine AG	39,995	900,552
Wienerberger AG	47,495	1,093,216

		19,876,440

Belgium — 1.5%
Ackermans & van Haaren NV	9,800	1,440,616
Aedifica SA	15,758	1,636,080
Ageas SA/NV	60,008	2,619,067
AGFA-Gevaert NV(a)	85,583	309,651
Anheuser-Busch InBev SA/NV	314,949	16,871,123
Barco NV	31,802	833,255
Bekaert SA	15,750	557,825
bpost SA(c)	41,568	260,877
Cofinimmo SA	10,975	1,235,115
D’ieteren Group	9,961	1,634,860
Econocom Group SA/NV	79,660	271,006
Elia Group SA/NV	13,567	2,059,630
Etablissements Franz Colruyt NV	20,531	567,189
Euronav NV	65,243	890,813
Fagron	30,829	470,229
Galapagos NV(a)	17,825	904,334
Groupe Bruxelles Lambert SA(c)	34,089	3,017,390
Intervest Offices & Warehouses NV	28,712	812,859
KBC Ancora	17,501	612,973
KBC Group NV	90,943	4,763,318
Kinepolis Group NV(a)	6,688	329,402
Melexis NV	10,142	870,212
Montea NV	4,661	471,355
Ontex Group NV(a)(c)	30,389	198,686
Proximus SADP	57,657	798,953
Sofina SA	5,824	1,363,918
Solvay SA	26,616	2,337,761
Telenet Group Holding NV	17,443	278,971
UCB SA	46,083	3,600,868
Umicore SA	75,748	2,743,772
VGP NV	4,375	768,408
Warehouses De Pauw CVA	58,427	1,986,179

		57,516,695

Security	Shares	Value

Denmark — 4.3%
ALK-Abello A/S(a)	61,912	$1,236,118
Ambu A/S, Class B(c)	64,855	737,351
AP Moller - Maersk A/S, Class A	1,209	3,238,881
AP Moller - Maersk A/S, Class B, NVS	2,010	5,487,970
Bavarian Nordic A/S(a)	27,564	1,366,801
Carlsberg A/S, Class B	36,566	4,729,516
Chemometec A/S	8,019	957,888
Chr Hansen Holding A/S	38,718	2,534,202
Coloplast A/S, Class B	43,474	5,088,150
Danske Bank A/S	247,604	3,462,568
Demant A/S(a)	38,179	1,454,457
Dfds A/S	15,824	567,110
DSV A/S	70,644	11,903,578
FLSmidth & Co. A/S	19,742	542,258
Genmab A/S(a)	24,555	8,737,158
GN Store Nord A/S	46,332	1,613,470
H Lundbeck A/S	136,388	674,113
H Lundbeck A/S, Class A(a)	34,097	162,560
ISS A/S(a)	64,485	1,126,974
Jyske Bank A/S, Registered(a)	23,242	1,216,405
Netcompany Group A/S(a)(b)	18,136	1,017,018
NKT A/S(a)	23,260	1,191,730
Novo Nordisk A/S, Class B	622,508	72,505,843
Novozymes A/S, Class B	75,399	4,816,508
Orsted A/S(b)	69,660	8,109,582
Pandora A/S	34,101	2,533,421
Per Aarsleff Holding A/S	12,732	391,560
Ringkjoebing Landbobank A/S	13,047	1,465,085
Rockwool A/S, Class B	3,331	825,419
Royal Unibrew A/S	19,388	1,653,478
Scandinavian Tobacco Group A/S, Class A(b)	33,780	646,964
Schouw & Co. A/S	11,929	888,185
SimCorp A/S	16,966	1,266,313
Spar Nord Bank A/S	49,497	567,138
Sydbank A/S	27,885	856,322
Topdanmark A/S	17,724	863,861
Tryg A/S	131,531	2,999,083
Vestas Wind Systems A/S	369,667	9,716,226

		169,151,264

Finland — 2.0%
Cargotec OYJ, Class B	16,952	599,539
Caverion OYJ	58,639	292,445
Elisa OYJ	53,409	2,953,789
Fortum OYJ	169,549	1,903,067
Huhtamaki OYJ	41,154	1,604,124
Kemira OYJ	60,306	765,718
Kesko OYJ, Class B	103,238	2,553,402
Kojamo OYJ	50,234	896,142
Kone OYJ, Class B	118,710	5,425,217
Konecranes OYJ	28,271	759,043
Metsa Board OYJ, Class B	87,393	779,089
Metso Outotec OYJ	257,185	2,126,069
Neste OYJ	158,183	8,133,973
Nokia OYJ	1,996,948	10,401,263
Nokian Renkaat OYJ	51,735	611,910
Nordea Bank Abp	1,208,281	11,913,609
Orion OYJ, Class B	41,255	1,969,410
Outokumpu OYJ	147,813	650,792
QT Group OYJ(a)(c)	7,528	608,719
Revenio Group OYJ	13,267	683,376

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Sampo OYJ, Class A	184,487	$7,970,342
Sanoma OYJ	36,829	520,233
Stora Enso OYJ, Class R	205,010	3,170,621
TietoEVRY Oyj	49,645	1,350,340
Tokmanni Group Corp.	33,141	435,945
UPM-Kymmene OYJ	194,368	6,159,475
Uponor OYJ	32,944	495,979
Valmet OYJ	65,674	1,827,534
Wartsila OYJ Abp	173,078	1,520,755

		79,081,920

France — 15.9%
Accor SA(a)	65,703	1,704,921
Aeroports de Paris(a)	12,092	1,670,774
Air France-KLM(a)(c)	495,315	682,957
Air Liquide SA	192,885	26,518,287
Airbus SE	218,577	23,567,340
Albioma SA	9,682	493,389
ALD SA(b)	43,869	519,673
Alstom SA(c)	117,120	2,783,438
Alten SA	12,096	1,638,282
Amundi SA(b)	18,501	1,004,508
APERAM SA	20,016	652,607
ArcelorMittal SA	228,318	5,633,503
Arkema SA	23,596	2,235,380
Atos SE(a)	36,567	450,816
AXA SA	711,518	16,395,160
BioMerieux	16,196	1,753,012
BNP Paribas SA	408,158	19,284,359
Bollore SE	364,176	1,838,673
Bouygues SA(c)	85,059	2,571,311
Bureau Veritas SA	109,024	3,006,948
Capgemini SE	60,782	11,593,366
Carrefour SA	233,513	3,979,539
CGG SA(a)(c)	430,725	384,707
Cie Generale des Etablissements Michelin SCA	253,380	7,090,729
Cie. de Saint-Gobain	185,353	8,642,977
Cie. Plastic Omnium SA	27,169	508,152
Coface SA(a)	60,663	635,314
Covivio	20,650	1,305,980
Credit Agricole SA	452,654	4,170,677
Danone SA	239,759	13,220,109
Dassault Aviation SA	10,350	1,480,284
Dassault Systemes SE	247,197	10,602,692
Edenred	93,973	4,823,681
Eiffage SA(c)	32,455	3,045,544
Electricite de France SA	201,107	2,442,293
Elis SA	80,247	1,197,755
Engie SA	679,598	8,408,216
Esker SA	3,354	503,809
EssilorLuxottica SA	107,079	16,788,096
Eurazeo SE	17,793	1,270,910
Euroapi SA(a)	37,719	636,318
Eurofins Scientific SE	50,813	3,961,298
Eutelsat Communications SA	70,973	540,085
Faurecia SE(a)(c)	60,722	1,097,550
Fnac Darty SA(c)	9,284	372,406
Gaztransport Et Technigaz SA	11,360	1,566,817
Gecina SA	17,363	1,780,239
Getlink SE	171,734	3,437,140
Hermes International	11,645	15,976,286

Security	Shares	Value

France (continued)
ICADE	12,472	$624,431
Imerys SA	16,687	565,463
Interparfums SA	11,111	557,420
Ipsen SA	14,794	1,496,519
IPSOS	24,189	1,239,824
JCDecaux SA(a)	29,935	482,747
Kering SA	27,718	15,868,304
Klepierre SA	78,155	1,736,608
Korian SA	30,794	455,637
La Francaise des Jeux SAEM(b)	37,364	1,334,568
Legrand SA	97,343	7,969,337
L’Oreal SA	88,544	33,474,707
LVMH Moet Hennessy Louis Vuitton SE	102,259	71,003,945
McPhy Energy SA(a)(c)	10,826	166,580
Neoen SA(b)(c)	19,075	838,939
Nexans SA	12,755	1,225,049
Nexity SA	22,129	543,813
Orange SA	726,513	7,423,823
Orpea SA(a)(c)	19,946	496,639
Pernod Ricard SA	77,283	15,181,808
Publicis Groupe SA	87,328	4,647,189
Quadient SA	19,152	372,882
Remy Cointreau SA	8,881	1,754,505
Renault SA(a)	73,202	2,164,171
Rexel SA	97,424	1,731,462
Rubis SCA	34,079	832,932
Safran SA	125,209	13,762,414
Sanofi	420,774	41,813,794
Sartorius Stedim Biotech	10,521	4,208,814
Schneider Electric SE	199,299	27,563,815
SCOR SE	57,240	1,007,282
SEB SA	9,820	826,750
SES SA	159,151	1,201,073
Societe BIC SA	10,535	595,261
Societe Generale SA	293,678	6,580,264
Sodexo SA	32,230	2,618,803
SOITEC(a)	9,782	1,565,773
Solutions 30 SE(a)(c)	48,444	164,856
Sopra Steria Group SACA	7,279	1,212,907
SPIE SA	49,865	1,197,504
Teleperformance	22,076	7,382,235
Thales SA	39,874	4,958,715
TotalEnergies SE	923,610	47,175,555
Trigano SA	5,169	505,764
Ubisoft Entertainment SA(a)	35,208	1,498,960
Unibail-Rodamco-Westfield(a)(c)	44,301	2,515,621
Valeo	76,062	1,633,814
Vallourec SA(a)	34,315	317,963
Valneva SE(a)(c)	39,914	396,968
Veolia Environnement SA	246,089	6,154,893
Verallia SA(b)	29,783	762,345
Vicat SA	15,801	411,960
Vinci SA	197,725	18,953,670
Virbac SA	2,441	901,597
Vivendi SE	266,606	2,530,979
Wendel SE	10,455	962,274
Worldline SA/France(a)(b)	90,210	3,981,700

		625,421,932

Germany — 10.6%
Aareal Bank AG(a)	28,796	935,904

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
adidas AG	63,182	$10,929,947
ADLER Group SA(a)(b)(c)	33,921	120,310
AIXTRON SE	46,983	1,214,645
Allianz SE, Registered	150,776	27,381,839
Amadeus Fire AG	4,176	466,583
Aroundtown SA(c)	354,035	1,135,402
AURELIUS Equity Opportunities SE & Co. KGaA	14,505	346,010
Aurubis AG	13,403	967,657
BASF SE	337,925	15,059,686
Bayer AG, Registered	365,817	21,338,192
Bayerische Motoren Werke AG	121,575	9,934,298
Bechtle AG	30,204	1,397,052
Beiersdorf AG	37,406	3,857,483
Bilfinger SE	18,784	567,607
Brenntag SE	59,869	4,205,503
CANCOM SE	17,491	597,927
Carl Zeiss Meditec AG, Bearer	15,854	2,313,730
Commerzbank AG(a)	422,722	2,896,123
CompuGroup Medical SE & Co. KgaA	13,432	582,254
Continental AG	40,749	2,903,006
Covestro AG(b)	72,474	2,444,213
CropEnergies AG	13,076	192,701
CTS Eventim AG & Co. KGaA(a)	24,683	1,359,620
Daimler Truck Holding AG(a)	169,740	4,638,138
Delivery Hero SE(a)(b)	60,870	2,936,755
Dermapharm Holding SE	10,234	576,568
Deutsche Bank AG, Registered	766,252	6,702,369
Deutsche Boerse AG	70,563	12,317,851
Deutsche Euroshop(d)	19,973	438,888
Deutsche Lufthansa AG, Registered(a)(c)	235,591	1,450,263
Deutsche Pfandbriefbank AG(b)	64,939	600,253
Deutsche Post AG, Registered	361,374	14,433,228
Deutsche Telekom AG, Registered	1,201,615	22,829,453
Draegerwerk AG & Co. KGaA	5,970	271,523
Duerr AG	24,109	599,415
E.ON SE	826,084	7,425,752
Eckert & Ziegler Strahlen- und Medizintechnik AG	8,220	364,498
Encavis AG	48,492	1,061,139
Evonik Industries AG	81,985	1,748,714
Evotec SE(a)	56,573	1,469,834
Fraport AG Frankfurt Airport Services Worldwide(a)	14,984	685,258
Freenet AG	58,640	1,380,775
Fresenius Medical Care AG & Co. KGaA	75,752	2,808,390
Fresenius SE & Co. KGaA	154,721	3,959,149
GEA Group AG	57,534	2,147,605
Gerresheimer AG	13,948	837,792
Global Fashion Group SA(a)(c)	39,063	57,962
Grand City Properties SA	40,534	552,830
GRENKE AG(c)	11,893	312,287
Hannover Rueck SE	21,420	3,038,363
HeidelbergCement AG	52,671	2,682,903
HelloFresh SE(a)	62,179	1,718,611
Henkel AG & Co. KGaA	40,198	2,534,677
HOCHTIEF AG	8,324	446,787
Hornbach Holding AG & Co. KGaA	5,383	422,512
Hugo Boss AG	24,931	1,473,232
Hypoport SE(a)	1,668	346,697
Indus Holding AG	13,814	331,246
Infineon Technologies AG	489,834	13,433,436
Jenoptik AG(c)	26,666	645,859

Security	Shares	Value

Germany (continued)
K+S AG, Registered	73,972	$1,559,790
KION Group AG	27,078	1,235,098
Knorr-Bremse AG	26,343	1,569,399
Krones AG	7,651	666,633
LANXESS AG	31,505	1,158,621
LEG Immobilien SE	26,888	2,442,647
Mercedes-Benz Group AG	297,373	17,537,270
Merck KGaA	48,391	9,216,580
METRO AG(a)	53,789	437,149
MorphoSys AG(a)	26,015	578,405
MTU Aero Engines AG	20,412	3,945,912
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	50,711	11,496,488
Nagarro SE(a)	5,740	673,173
Nemetschek SE	22,433	1,501,812
Nordex SE(a)	56,825	552,152
Norma Group SE	14,939	278,702
PATRIZIA AG	21,728	280,254
Pfeiffer Vacuum Technology AG	2,326	367,765
ProSiebenSat.1 Media SE	65,827	563,000
Puma SE	43,531	2,939,377
QIAGEN NV(a)	85,353	4,277,617
Rational AG	1,961	1,366,906
Rheinmetall AG	16,465	3,019,303
RWE AG	244,691	10,066,085
Salzgitter AG(c)	14,808	377,021
SAP SE	383,928	35,810,004
Scout24 SE(b)	32,439	1,854,488
Siemens AG, Registered	282,367	31,496,334
Siemens Healthineers AG(b)	105,683	5,415,580
Siltronic AG	7,224	586,505
Sirius Real Estate Ltd.	628,273	731,304
Sixt SE	6,300	769,115
Software AG(c)	23,291	629,241
Stabilus SE	12,499	704,418
Stratec SE	5,330	491,658
Stroeer SE & Co. KGaA	13,420	586,961
Suedzucker AG	35,952	507,188
Symrise AG	49,609	5,788,656
Synlab AG	22,322	422,670
TAG Immobilien AG	71,332	789,949
TeamViewer AG(a)(b)	59,248	616,871
Telefonica Deutschland Holding AG	504,381	1,340,962
thyssenkrupp AG(a)	172,854	1,067,560
TUI AG(a)(c)	404,510	653,623
Uniper SE(c)	36,832	246,089
United Internet AG, Registered	38,053	1,002,361
Varta AG(c)	8,779	714,649
VERBIO Vereinigte BioEnergie AG	10,330	641,063
Vitesco Technologies Group AG(a)	10,537	573,098
Volkswagen AG	11,222	2,222,715
Vonovia SE	254,760	8,488,550
Vossloh AG	8,077	288,267
Zalando SE(a)(b)	83,917	2,362,525

		417,738,267

Ireland — 1.0%
AIB Group PLC	350,632	797,564
Bank of Ireland Group PLC	376,595	2,157,045
C&C Group PLC(a)	203,437	491,692
Cairn Homes PLC(a)	487,849	541,486

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
CRH PLC	285,634	$10,960,959
Dalata Hotel Group PLC(a)	94,426	347,930
Flutter Entertainment PLC, Class DI(a)	63,038	6,328,978
Glanbia PLC	93,331	1,096,972
Grafton Group PLC	96,915	1,002,437
Kerry Group PLC, Class A	58,473	6,171,890
Kingspan Group PLC	58,317	3,774,747
Smurfit Kappa Group PLC	95,505	3,461,808

		37,133,508

Israel — 0.0%
Plus500 Ltd.	56,076	1,138,088
Tremor International Ltd.(a)(c)	46,303	243,254

		1,381,342

Italy — 3.4%
A2A SpA	682,841	880,112
ACEA SpA	23,755	343,037
Amplifon SpA	49,381	1,632,937
Anima Holding SpA(b)	140,413	492,967
Ascopiave SpA	87,047	247,371
Assicurazioni Generali SpA	403,064	6,025,664
Atlantia SpA	187,540	4,334,169
Autogrill SpA(a)	86,982	567,491
Azimut Holding SpA	50,482	883,088
Banca Generali SpA(c)	30,365	883,427
Banca Mediolanum SpA	82,275	544,858
Banca Popolare di Sondrio SPA	218,084	723,727
Banco BPM SpA	562,592	1,457,154
BPER Banca	471,241	654,138
Brembo SpA	70,238	741,955
Brunello Cucinelli SpA(c)	18,306	1,063,923
Buzzi Unicem SpA	38,930	711,761
Credito Emiliano SpA	69,734	394,705
De’ Longhi SpA	27,957	531,731
DiaSorin SpA	10,944	1,521,680
Enav SpA(a)(b)	104,704	457,775
Enel SpA	2,954,055	14,892,172
Eni SpA	952,009	11,443,699
ERG SpA	27,456	895,539
Ferrari NV	46,495	9,873,782
FinecoBank Banca Fineco SpA	227,511	2,827,498
Gruppo MutuiOnline SpA(c)	14,036	376,106
GVS SpA(b)(c)	31,606	307,095
Hera SpA	433,989	1,246,970
Immobiliare Grande Distribuzione SIIQ SpA	66,578	247,493
Infrastrutture Wireless Italiane SpA(b)	132,749	1,394,976
Interpump Group SpA	29,929	1,279,099
Intesa Sanpaolo SpA	6,094,892	10,823,360
Iren SpA	286,485	539,887
Italgas SpA	202,390	1,157,831
Juventus Football Club SpA(a)(c)	968,936	356,991
Leonardo SpA	155,170	1,453,415
Mediobanca Banca di Credito Finanziario SpA	230,430	1,976,331
Moncler SpA	81,441	4,082,545
Nexi SpA(a)(b)	196,245	1,782,305
Pirelli & C SpA(b)	151,048	653,981
Poste Italiane SpA(b)	203,087	1,705,994
Prysmian SpA	97,266	3,092,757
Recordati Industria Chimica e Farmaceutica SpA	41,234	1,828,699
Reply SpA	10,226	1,346,216

Security	Shares	Value

Italy (continued)
Salvatore Ferragamo SpA	27,132	$481,262
Snam SpA	793,550	3,981,663
Stellantis NV	813,554	11,682,841
Tamburi Investment Partners SpA	102,071	848,057
Technogym SpA(b)	80,371	566,214
Telecom Italia SpA/Milano(a)(c)	3,638,552	807,247
Tenaris SA	199,471	2,791,404
Terna - Rete Elettrica Nazionale	528,805	4,048,427
Tod’s SpA(a)	5,692	202,166
UniCredit SpA	785,556	7,768,902
Unipol Gruppo SpA	196,656	824,914

		134,681,508

Netherlands — 6.7%
Aalberts NV	40,939	1,754,479
ABN AMRO Bank NV, CVA(b)	151,443	1,544,400
Adyen NV(a)(b)	8,094	14,559,259
Aegon NV	670,827	2,946,409
AerCap Holdings NV(a)(c)	53,567	2,403,016
Akzo Nobel NV	66,984	4,508,056
Alfen Beheer BV(a)(b)	9,649	1,126,407
Arcadis NV	33,101	1,223,930
Argenx SE(a)	18,582	6,788,031
ASM International NV	18,030	5,538,305
ASML Holding NV	150,282	86,375,763
ASR Nederland NV	53,714	2,245,107
Basic-Fit NV(a)(b)(c)	28,938	1,173,658
BE Semiconductor Industries NV	25,661	1,377,527
Boskalis Westminster	32,517	1,066,965
Corbion NV(c)	24,699	860,771
Davide Campari-Milano NV	191,183	2,122,487
Euronext NV(b)	32,936	2,683,578
EXOR NV	40,042	2,816,251
Flow Traders(b)	15,859	344,637
Heineken Holding NV	37,791	2,986,198
Heineken NV	94,928	9,358,648
IMCD NV	21,926	3,511,424
ING Groep NV	1,438,502	13,973,355
InPost SA(a)(c)	85,729	566,090
Intertrust NV(a)(b)	39,274	774,702
Iveco Group NV(a)	82,767	506,749
JDE Peet’s NV	36,283	1,052,294
Just Eat Takeaway.com NV(a)(b)	39,781	729,156
Just Eat Takeaway.com NV(a)(b)	27,378	503,579
Koninklijke Ahold Delhaize NV	383,463	10,560,082
Koninklijke DSM NV	64,255	10,290,377
Koninklijke KPN NV	1,273,160	4,200,143
Koninklijke Philips NV	321,371	6,651,174
Koninklijke Vopak NV	28,930	671,437
NN Group NV	105,522	4,951,345
NSI NV	14,511	470,826
OCI NV	39,782	1,381,097
Pharming Group NV(a)(c)	490,392	383,736
PostNL NV(c)	174,528	459,061
Prosus NV, Class N	308,138	20,101,379
Randstad NV	45,410	2,295,157
RHI Magnesita NV	16,231	447,446
SBM Offshore NV	66,095	922,469
Shop Apotheke Europe NV(a)(b)(c)	5,954	578,182
Signify NV(b)	48,603	1,578,529
Technip Energies NV	54,778	646,943

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
TKH Group NV	20,517	$842,242
TomTom NV(a)	37,825	341,926
Universal Music Group NV	269,226	6,094,334
Wolters Kluwer NV	96,535	10,483,919

		261,773,035

Norway — 1.7%
Adevinta ASA(a)	110,481	840,137
Aker ASA, Class A	11,001	854,350
Aker BP ASA	127,351	4,424,982
Aker Carbon Capture ASA(a)	187,481	422,574
Atea ASA	53,887	657,974
Austevoll Seafood ASA	54,026	665,535
Bakkafrost P/F	21,356	1,488,849
Borregaard ASA	49,900	895,743
BW Energy Ltd.(a)(c)	722	2,057
BW Offshore Ltd.	81,147	228,405
Crayon Group Holding ASA(a)(b)	43,222	692,900
DNB Bank ASA	337,405	6,655,573
Entra ASA(b)(c)	34,462	485,311
Equinor ASA	373,345	14,375,232
Gjensidige Forsikring ASA	74,542	1,559,102
Golden Ocean Group Ltd.	54,428	600,946
Kahoot! ASA(a)(c)	149,608	358,720
Kongsberg Gruppen ASA	42,532	1,567,250
Leroy Seafood Group ASA	114,281	897,761
Mowi ASA	161,529	3,727,296
MPC Container Ships AS	142,208	346,817
NEL ASA(a)(c)	589,704	1,017,305
Nordic Semiconductor ASA(a)	66,943	1,176,425
Norsk Hydro ASA	536,270	3,633,353
Norwegian Air Shuttle ASA(a)(c)	272,685	266,050
Nykode Therapeutics AS(a)(c)	74,391	252,216
Orkla ASA	284,111	2,452,523
REC Silicon ASA(a)(c)	151,761	286,483
Salmar ASA	24,247	1,736,781
Scatec ASA(b)	51,458	614,457
Schibsted ASA, Class A	23,573	443,066
Schibsted ASA, Class B	39,479	710,173
SpareBank 1 SMN	85,600	1,097,573
SpareBank 1 SR-Bank ASA	106,192	1,255,651
Storebrand ASA	179,682	1,511,313
Telenor ASA	236,315	2,869,844
TGS ASA	55,678	826,433
TOMRA Systems ASA	92,188	2,158,085
Veidekke ASA	55,382	572,610
Yara International ASA	63,753	2,716,984

		67,344,839

Portugal — 0.3%
Banco Comercial Portugues SA, Class R(c)	3,617,883	536,852
EDP - Energias de Portugal SA	1,007,864	5,098,686
Galp Energia SGPS SA	206,028	2,174,745
Jeronimo Martins SGPS SA	95,275	2,205,325
Navigator Co. SA (The)	157,894	651,618
REN - Redes Energeticas Nacionais SGPS SA	328,400	928,447
Sonae SGPS SA	778,923	886,237

		12,481,910

Spain — 3.7%
Acciona SA	9,664	1,988,566
Acerinox SA	73,545	717,530

Security	Shares	Value

Spain (continued)
ACS Actividades de Construccion y Servicios SA	89,296	$2,146,467
Aena SME SA(a)(b)	27,426	3,469,105
Amadeus IT Group SA(a)	166,539	9,710,923
Applus Services SA	63,966	464,500
Banco Bilbao Vizcaya Argentaria SA	2,467,047	11,179,841
Banco de Sabadell SA	2,118,260	1,356,244
Banco Santander SA	6,385,350	15,975,318
Bankinter SA	249,339	1,227,630
Befesa SA(b)	17,441	807,877
CaixaBank SA	1,683,617	5,055,454
Cellnex Telecom SA(b)	203,800	9,115,787
Cia. de Distribucion Integral Logista Holdings SA	38,063	784,598
Cie. Automotive SA	32,443	853,428
Corp Financiera Alba SA	11,244	593,148
Ebro Foods SA	30,347	505,004
EDP Renovaveis SA	105,540	2,745,019
Enagas SA	76,645	1,512,869
Endesa SA	117,298	2,150,004
Faes Farma SA	180,238	768,165
Ferrovial SA	182,020	4,874,154
Fluidra SA	38,728	723,909
Global Dominion Access SA(b)	32,688	131,129
Grifols SA(c)	109,259	1,594,266
Grupo Catalana Occidente SA	22,399	667,951
Iberdrola SA	2,131,503	22,761,198
Iberdrola SA, NVS	59,208	631,160
Indra Sistemas SA	58,955	539,303
Industria de Diseno Textil SA	402,200	9,768,213
Inmobiliaria Colonial Socimi SA	121,362	804,080
Lar Espana Real Estate Socimi SA	70,188	343,255
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	262,773	291,626
Mapfre SA	400,751	647,271
Merlin Properties Socimi SA	140,566	1,507,683
Miquel y Costas & Miquel SA	33,246	428,588
Naturgy Energy Group SA	54,514	1,599,009
Neinor Homes SA(b)	26,100	280,731
Prosegur Cia. de Seguridad SA	120,338	214,609
Red Electrica Corp. SA	130,938	2,574,291
Repsol SA	566,428	7,056,704
Sacyr SA(c)	229,364	524,547
Siemens Gamesa Renewable Energy SA(a)	91,117	1,676,485
Solaria Energia y Medio Ambiente SA(a)	33,247	766,595
Telefonica SA	1,989,619	8,881,044
Unicaja Banco SA(b)	566,885	490,360
Viscofan SA	18,578	1,081,954

		143,987,592

Sweden — 6.0%
AAK AB	74,801	1,307,516
AddLife AB	41,993	723,497
AddTech AB, Class B	104,690	1,792,153
AFRY AB	42,921	655,396
Alfa Laval AB	107,775	3,222,668
Arjo AB, Class B	98,313	540,062
Assa Abloy AB, Class B	366,461	8,658,015
Atlas Copco AB, Class A	990,389	11,577,013
Atlas Copco AB, Class B	554,356	5,758,477
Avanza Bank Holding AB	50,659	977,492
Axfood AB	46,415	1,472,535
Beijer Ref AB(c)	96,571	1,531,888

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
BHG Group AB(a)	47,586	$162,643
BICO Group AB, Class B(a)(c)	16,634	66,060
Bilia AB, Class A	40,902	577,924
BillerudKorsnas AB	89,622	1,155,994
Biotage AB	40,530	891,593
Boliden AB	106,075	3,544,906
Bonava AB, Class B	42,098	157,711
Bravida Holding AB(b)	97,975	992,222
Bure Equity AB	23,487	625,247
Calliditas Therapeutics AB, Class B(a)	28,394	268,436
Castellum AB	90,751	1,454,922
Catena AB	14,151	648,448
Cint Group AB(a)(c)	74,944	528,964
Corem Property Group AB, Class B	297,373	399,897
Dometic Group AB(b)	149,864	1,016,335
Electrolux AB, Class B	84,481	1,218,539
Electrolux Professional AB, Class B	129,697	792,563
Elekta AB, Class B	137,080	990,062
Embracer Group AB(a)(c)	239,337	1,823,873
Epiroc AB, Class A	247,709	4,379,912
Epiroc AB, Class B	142,338	2,260,837
EQT AB	109,900	2,983,048
Essity AB, Class B	226,724	5,771,277
Evolution AB(b)	68,125	6,610,222
Fabege AB	98,908	1,015,272
Fastighets AB Balder, Class B(a)	237,237	1,515,488
Fingerprint Cards AB, Class B(a)(c)	139,627	123,728
Fortnox AB	227,241	1,295,816
Getinge AB, Class B	88,459	1,996,158
Granges AB	54,267	503,178
H & M Hennes & Mauritz AB, Class B	272,054	3,480,805
Hexagon AB, Class B	716,288	8,433,963
Hexatronic Group AB	71,471	866,999
Hexpol AB	116,075	1,210,669
Holmen AB, Class B	37,200	1,528,620
Hufvudstaden AB, Class A	49,632	685,086
Humble Group AB(a)	106,412	171,942
Husqvarna AB, Class B	159,989	1,275,069
Industrivarden AB, Class A	49,533	1,292,417
Industrivarden AB, Class C	60,575	1,562,850
Indutrade AB	108,065	2,539,912
Instalco AB	106,994	529,628
Intrum AB	27,514	587,698
Investment AB Latour, Class B	56,877	1,415,175
Investor AB, Class A	182,519	3,752,640
Investor AB, Class B	664,481	12,400,358
JM AB	27,986	519,351
Kambi Group PLC, Class B(a)	16,059	289,894
Kindred Group PLC	95,622	842,149
Kinnevik AB, Class B(a)	90,835	1,636,108
L E Lundbergforetagen AB, Class B	28,362	1,346,046
Lifco AB, Class B	95,093	1,851,080
Lindab International AB	38,474	673,425
Loomis AB	30,785	868,084
Millicom International Cellular SA, SDR(a)(c)	68,457	1,076,423
MIPS AB	13,852	741,078
Modern Times Group MTG AB, Class B	47,789	494,644
Munters Group AB(b)	74,001	551,903
Mycronic AB	37,776	555,608
NCC AB, Class B	39,890	414,265

Security	Shares	Value

Sweden (continued)
Nibe Industrier AB, Class B	567,883	$5,720,913
Nobia AB	86,857	252,288
Nolato AB, Class B	98,969	595,567
Nordnet AB publ	58,784	789,618
Nyfosa AB	83,254	777,301
Pandox AB(a)	47,372	694,719
Paradox Interactive AB	18,148	321,893
Peab AB, Class B	82,590	563,465
PowerCell Sweden AB(a)	24,135	433,841
Ratos AB, Class B	121,187	607,108
Re:NewCell AB(a)(c)	9,994	104,566
Saab AB, Class B	28,917	1,046,032
Sagax AB, Class B	70,429	1,815,103
Samhallsbyggnadsbolaget i Norden AB(c)	356,717	661,875
Sandvik AB	392,460	7,231,538
Scandic Hotels Group AB(a)(b)	98,865	404,863
Sdiptech AB, Class B(a)	15,232	424,726
Sectra AB	68,371	1,255,215
Securitas AB, Class B	130,847	1,323,166
Sinch AB(a)(b)	220,397	558,791
Skandinaviska Enskilda Banken AB, Class A	596,620	6,463,439
Skanska AB, Class B	120,708	2,059,273
SKF AB, Class B	139,642	2,350,096
SSAB AB, Class A	101,203	489,759
SSAB AB, Class B	228,166	1,046,869
Stillfront Group AB(a)(c)	207,335	543,302
Storskogen Group AB(c)	515,635	685,926
Storytel AB(a)	21,400	121,100
Surgical Science Sweden AB(a)	24,460	381,451
Svenska Cellulosa AB SCA, Class B	239,681	3,504,035
Svenska Handelsbanken AB, Class A	523,688	4,708,956
Sweco AB, Class B	77,239	861,469
Swedbank AB, Class A	329,337	4,561,368
Swedish Match AB	587,455	6,149,784
Swedish Orphan Biovitrum AB(a)	63,307	1,390,284
Tele2 AB, Class B	212,849	2,431,509
Telefonaktiebolaget LM Ericsson, Class B	1,074,514	8,173,015
Telia Co. AB	1,013,175	3,743,020
Thule Group AB(b)	47,236	1,371,346
Trelleborg AB, Class B	95,144	2,337,739
Troax Group AB	21,767	462,760
Viaplay Group AB, Class B(a)	29,569	877,926
Vitec Software Group AB, Class B	17,852	823,101
Vitrolife AB	30,770	1,003,877
Volvo AB, Class A	72,952	1,359,353
Volvo AB, Class B	552,367	9,917,210
Volvo Car AB, Class B(a)(c)	223,353	1,663,037
Wallenstam AB, Class B	147,571	752,217
Wihlborgs Fastigheter AB	122,987	1,048,729

		234,446,414

Switzerland — 15.7%
ABB Ltd., Registered	602,351	18,311,229
Adecco Group AG, Registered	59,816	2,107,138
Alcon Inc.	186,234	14,657,376
Allreal Holding AG, Registered	8,308	1,374,538
ALSO Holding AG, Registered	3,589	665,423
Arbonia AG(c)	45,725	650,268
Aryzta AG(a)(c)	470,289	537,470
Bachem Holding AG, Class A	12,374	834,422
Baloise Holding AG, Registered	16,906	2,693,617

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Banque Cantonale Vaudoise, Registered	11,627	$1,082,594
Barry Callebaut AG, Registered	1,389	3,077,555
Belimo Holding AG, Registered	3,821	1,568,573
BKW AG	11,045	1,256,566
Bossard Holding AG, Class A, Registered	2,899	646,139
Bucher Industries AG, Registered	3,237	1,242,804
Burckhardt Compression Holding AG	1,698	767,112
Bystronic AG, Registered	634	469,068
Cembra Money Bank AG(c)	13,308	967,403
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	413	4,567,227
Chocoladefabriken Lindt & Spruengli AG, Registered	42	4,843,528
Cie. Financiere Richemont SA, Class A, Registered	193,985	23,390,226
Clariant AG, Registered	82,117	1,538,506
Coca-Cola HBC AG, Class DI	72,636	1,787,689
Comet Holding AG, Registered	3,653	673,729
Credit Suisse Group AG, Registered	983,780	5,722,221
Daetwyler Holding AG, Bearer	3,324	810,243
DKSH Holding AG	17,958	1,476,120
dormakaba Holding AG	1,390	662,171
Dufry AG, Registered(a)	31,255	1,176,807
Emmi AG, Registered	1,087	1,081,517
EMS-Chemie Holding AG, Registered	2,676	2,124,971
Flughafen Zurich AG, Registered(a)	7,927	1,318,230
Forbo Holding AG, Registered	633	850,034
Galenica AG(b)	18,541	1,467,899
Geberit AG, Registered	13,111	6,905,258
Georg Fischer Ltd.	30,140	1,842,124
Givaudan SA, Registered	3,370	11,780,026
Helvetia Holding AG, Registered	14,465	1,653,764
Holcim AG	204,298	9,579,256
Huber + Suhner AG, Registered	10,321	929,332
Idorsia Ltd.(a)(c)	45,205	552,817
Implenia AG, Registered(a)(c)	6,885	182,089
Inficon Holding AG, Registered	839	700,197
Interroll Holding AG, Registered	281	741,571
Julius Baer Group Ltd.	81,835	4,231,691
Kardex Holding AG, Registered	3,389	679,600
Kuehne + Nagel International AG, Registered	20,101	5,413,628
Landis+Gyr Group AG	10,948	722,617
Logitech International SA, Registered	63,904	3,595,377
Lonza Group AG, Registered	27,480	16,701,006
Medmix AG(b)	14,517	328,968
Meyer Burger Technology AG(a)	1,015,312	603,685
Mobimo Holding AG, Registered	4,251	1,094,554
Nestle SA, Registered	1,039,561	127,374,574
Novartis AG, Registered	807,301	69,371,076
OC Oerlikon Corp. AG, Registered	94,155	728,673
Partners Group Holding AG	8,274	9,033,106
PolyPeptide Group AG(b)	6,797	322,556
PSP Swiss Property AG, Registered	16,748	2,002,929
Roche Holding AG, Bearer	9,989	4,072,162
Roche Holding AG, NVS	259,411	86,125,624
Schindler Holding AG, Participation Certificates, NVS	15,493	3,028,243
Schindler Holding AG, Registered	7,148	1,357,310
Schweiter Technologies AG, Bearer	496	562,708
Sensirion Holding AG(a)(b)	4,280	496,716
SFS Group AG	7,650	840,899
SGS SA, Registered	2,314	5,647,242
Siegfried Holding AG, Registered	1,885	1,394,999

Security	Shares	Value

Switzerland (continued)
Siemens Energy AG(a)	163,553	$2,717,840
SIG Group AG	110,060	2,871,279
Sika AG, Registered	53,205	13,146,288
Softwareone Holding AG	43,642	593,999
Sonova Holding AG, Registered	20,004	7,205,076
St. Galler Kantonalbank AG, Class A, Registered	1,509	718,830
Stadler Rail AG(c)	19,772	640,344
STMicroelectronics NV	257,611	9,748,908
Straumann Holding AG	42,058	5,688,365
Sulzer AG, Registered(c)	12,130	813,126
Swatch Group AG (The), Bearer	10,805	2,876,473
Swatch Group AG (The), Registered	19,963	996,926
Swiss Life Holding AG, Registered	11,952	6,331,408
Swiss Prime Site AG, Registered	27,655	2,518,363
Swiss Re AG	111,358	8,355,948
Swisscom AG, Registered	9,384	5,073,341
Swissquote Group Holding SA, Registered	5,000	607,871
Tecan Group AG, Registered	5,086	1,806,224
Temenos AG, Registered	24,001	1,905,020
UBS Group AG, Registered	1,301,889	21,273,286
Valiant Holding AG, Registered	8,859	798,062
VAT Group AG(b)	10,533	3,066,908
Vifor Pharma AG (a)	17,672	3,087,518
Vontobel Holding AG, Registered	14,881	978,819
Zur Rose Group AG(a)(c)	3,930	280,607
Zurich Insurance Group AG	55,597	24,269,665

		615,367,284

United Kingdom — 24.3%
3i Group PLC	380,358	5,909,907
888 Holdings PLC	157,253	281,700
Abcam PLC(a)	88,375	1,320,756
abrdn PLC	897,128	1,818,857
Admiral Group PLC	64,086	1,497,791
Airtel Africa PLC(b)	467,234	903,169
AJ Bell PLC	116,650	448,835
Anglo American PLC	475,331	17,180,767
Antofagasta PLC	152,097	2,164,140
AO World PLC(a)(c)	140,133	74,098
Ascential PLC(a)	190,868	682,396
Ashmore Group PLC	175,304	461,997
Ashtead Group PLC	164,538	9,261,796
ASOS PLC(a)	26,309	334,836
Associated British Foods PLC	127,726	2,608,850
Assura PLC	1,425,938	1,195,007
Aston Martin Lagonda Global Holdings PLC(a)(b)	31,218	183,603
AstraZeneca PLC	574,322	75,547,009
Auction Technology Group PLC(a)	58,568	708,962
Auto Trader Group PLC(b)	358,361	2,762,789
Avast PLC(b)	264,267	1,496,483
AVEVA Group PLC	49,533	1,433,014
Aviva PLC	1,047,181	5,071,313
Avon Protection PLC	13,180	170,457
B&M European Value Retail SA	339,590	1,758,345
Babcock International Group PLC(a)	104,015	435,001
BAE Systems PLC	1,175,066	11,044,138
Balfour Beatty PLC	272,645	931,668
Barclays PLC	6,183,611	11,845,094
Barratt Developments PLC	378,516	2,320,945
Beazley PLC	237,066	1,570,120
Bellway PLC	47,199	1,410,497

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Berkeley Group Holdings PLC	43,807	$2,270,230
Big Yellow Group PLC	76,132	1,320,634
Bodycote PLC	76,486	559,541
boohoo Group PLC(a)	384,437	314,134
BP PLC	7,259,437	35,529,570
Breedon Group PLC	675,618	585,347
Brewin Dolphin Holdings PLC	110,505	689,014
Bridgepoint Group PLC(b)	246,827	766,494
British American Tobacco PLC	808,278	31,671,268
British Land Co. PLC (The)	340,838	2,049,369
Britvic PLC	109,617	1,148,695
BT Group PLC	2,563,556	5,061,287
Bunzl PLC	124,842	4,685,401
Burberry Group PLC	152,102	3,343,743
Burford Capital Ltd.	82,415	883,714
Bytes Technology Group PLC	93,593	516,571
Capita PLC(a)	639,377	224,510
Capital & Counties Properties PLC	370,017	670,339
Capricorn Energy PLC(a)	120,114	322,078
Carnival PLC(a)	58,818	474,279
Centamin PLC	552,642	558,761
Centrica PLC(a)	2,232,071	2,391,660
Ceres Power Holdings PLC(a)(c)	66,053	490,678
Cineworld Group PLC(a)(c)	429,486	121,201
Close Brothers Group PLC	55,940	756,177
CMC Markets PLC(b)	66,485	208,486
CNH Industrial NV	389,518	5,018,027
Coats Group PLC	704,979	637,592
Coca-Cola Europacific Partners PLC	79,062	4,278,835
Compass Group PLC	659,326	15,452,250
Computacenter PLC	37,876	1,197,415
ConvaTec Group PLC(b)	632,327	1,763,235
Countryside Partnerships PLC(a)(b)	193,777	686,841
Cranswick PLC	22,548	917,129
Crest Nicholson Holdings PLC	125,057	420,470
Croda International PLC	51,772	4,734,549
Currys PLC	505,259	413,132
CVS Group PLC	41,822	878,048
DCC PLC	37,429	2,443,713
Dechra Pharmaceuticals PLC	42,059	1,892,766
Deliveroo PLC(a)(b)	361,684	399,232
Derwent London PLC	40,955	1,429,825
Diageo PLC	854,557	40,481,951
Diploma PLC	53,225	1,787,429
Direct Line Insurance Group PLC	466,920	1,171,758
Diversified Energy Co. PLC	587,909	885,637
Domino’s Pizza Group PLC	176,279	614,330
Dr. Martens PLC	227,200	721,308
Drax Group PLC	127,108	1,219,311
DS Smith PLC	505,710	1,802,650
Dunelm Group PLC	59,203	615,562
easyJet PLC(a)	121,819	594,991
Elementis PLC(a)	265,524	353,584
Energean PLC(a)	82,367	1,151,519
Entain PLC(a)	223,053	3,282,236
Essentra PLC	161,221	486,670
Euromoney Institutional Investor PLC	51,467	911,239
Experian PLC	339,879	11,899,930
Ferguson PLC	80,535	10,131,198
Ferrexpo PLC	121,786	220,898

Security	Shares	Value

United Kingdom (continued)
Fevertree Drinks PLC	42,522	$557,130
Firstgroup PLC(c)	429,405	701,306
Forterra PLC(b)	108,761	390,063
Frasers Group PLC(a)	102,214	1,118,396
Future PLC	46,913	1,051,100
Games Workshop Group PLC	15,380	1,455,606
Gamma Communications PLC	35,776	485,262
GB Group PLC	117,627	727,880
Genuit Group PLC	128,246	664,158
Genus PLC	26,787	925,790
Grainger PLC	322,245	1,162,377
Great Portland Estates PLC	105,704	800,133
Greatland Gold PLC(a)	2,342,904	362,355
Greggs PLC	42,600	1,062,106
GSK PLC	1,501,836	31,553,879
Haleon PLC(a)	1,877,296	6,671,046
Halfords Group PLC	100,925	211,157
Halma PLC	137,278	3,866,143
Hammerson PLC	1,253,152	382,590
Harbour Energy PLC	195,215	872,939
Hargreaves Lansdown PLC	117,886	1,220,446
Hays PLC	656,627	1,024,449
Helical PLC	83,736	397,697
Helios Towers PLC(a)	307,461	540,559
Hikma Pharmaceuticals PLC	65,861	1,392,104
Hill & Smith Holdings PLC	41,343	664,546
Hiscox Ltd.	136,386	1,485,069
Hochschild Mining PLC	158,861	156,843
HomeServe PLC	116,421	1,668,721
Howden Joinery Group PLC	222,650	1,837,876
HSBC Holdings PLC	7,484,021	46,879,585
IG Group Holdings PLC	146,977	1,426,007
IMI PLC	101,398	1,655,729
Impax Asset Management Group PLC	38,647	339,337
Imperial Brands PLC	338,162	7,424,796
Inchcape PLC	154,491	1,581,243
Indivior PLC(a)	310,438	1,215,720
Informa PLC(a)	572,512	4,163,676
IntegraFin Holdings PLC	135,966	453,025
InterContinental Hotels Group PLC	69,007	4,090,396
Intermediate Capital Group PLC	111,470	2,077,964
Intertek Group PLC	59,748	3,193,244
Investec PLC	279,525	1,512,134
IP Group PLC	465,544	490,411
ITM Power PLC(a)(c)	182,579	476,700
ITV PLC	1,379,407	1,240,664
IWG PLC(a)	369,149	865,723
J D Wetherspoon PLC(a)	46,837	319,851
J Sainsbury PLC	641,312	1,729,984
JD Sports Fashion PLC	1,043,772	1,657,887
JET2 PLC(a)	63,964	716,931
John Wood Group PLC(a)	263,884	505,814
Johnson Matthey PLC	69,674	1,821,591
Jupiter Fund Management PLC	177,839	273,060
Just Group PLC	480,254	418,351
Kainos Group PLC	46,491	772,818
Keywords Studios PLC	37,685	1,158,583
Kingfisher PLC	777,694	2,460,523
Lancashire Holdings Ltd.	105,451	574,461
Land Securities Group PLC	273,173	2,441,082

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Learning Technologies Group PLC	309,864	$501,879
Legal & General Group PLC	2,433,922	7,772,771
Liontrust Asset Management PLC	35,760	454,313
Lloyds Banking Group PLC	26,126,872	14,465,354
London Stock Exchange Group PLC	121,790	11,885,812
LondonMetric Property PLC	467,574	1,425,807
LXI REIT PLC	667,033	1,208,236
M&G PLC	974,663	2,540,656
Man Group PLC/Jersey	557,164	1,853,540
Marks & Spencer Group PLC(a)	739,773	1,282,528
Marshalls PLC	85,852	518,337
Marston’s PLC(a)	293,343	170,543
Mediclinic International PLC(a)	173,396	1,025,978
Meggitt PLC(a)	294,084	2,832,818
Melrose Industries PLC	1,643,787	3,235,727
Micro Focus International PLC	162,255	565,234
Mitchells & Butlers PLC(a)	120,468	254,468
Mitie Group PLC	613,159	585,898
Mondi PLC	178,715	3,391,513
Moneysupermarket.com Group PLC	217,445	541,311
National Express Group PLC(a)	241,392	540,815
National Grid PLC	1,343,647	18,501,473
NatWest Group PLC	2,095,507	6,364,592
Network International Holdings PLC(a)(b)	189,325	462,964
Next PLC	51,326	4,272,981
Ninety One PLC	213,862	534,425
NMC Health PLC, NVS(d)	42,009	1
Ocado Group PLC(a)	206,595	2,123,849
OSB Group PLC	184,956	1,188,111
Oxford Nanopore Technologies PLC(a)	123,546	482,539
Pagegroup PLC	142,116	791,013
Pantheon Resources PLC(a)(c)	383,875	547,782
Paragon Banking Group PLC	155,703	1,016,599
Pearson PLC	255,811	2,367,595
Penno Group PLC	103,716	1,269,531
Persimmon PLC	114,702	2,645,740
Petrofac Ltd.(a)(c)	218,070	305,932
Pets at Home Group PLC	214,572	860,930
Phoenix Group Holdings PLC	257,894	2,031,849
Playtech PLC(a)	100,234	600,615
Primary Health Properties PLC	720,072	1,295,512
Provident Financial PLC	112,170	265,075
Prudential PLC	1,005,014	12,396,231
QinetiQ Group PLC	229,508	1,068,890
Quilter PLC(b)	555,112	709,816
Rathbones Group PLC	26,686	588,218
Reach PLC	124,024	145,977
Reckitt Benckiser Group PLC	262,492	21,291,969
Redde Northgate PLC	127,656	570,536
Redrow PLC	110,699	782,712
RELX PLC	711,556	21,068,775
Renishaw PLC	15,602	828,282
Rentokil Initial PLC	701,957	4,634,993
Restaurant Group PLC (The)(a)	337,230	209,069
Rightmove PLC	313,709	2,452,506
Rolls-Royce Holdings PLC(a)	3,124,580	3,414,975
Rotork PLC	330,579	1,049,016
Royal Mail PLC	283,305	979,044
RS GROUP PLC	182,269	2,301,086
RWS Holdings PLC	128,586	600,374

Security	Shares	Value

United Kingdom (continued)
S4 Capital PLC(a)	160,113	$247,608
Safestore Holdings PLC	93,465	1,301,464
Sage Group PLC (The)	377,549	3,253,760
Sanne Group PLC(a)	95,178	1,066,351
Savills PLC	69,805	1,017,720
Schroders PLC	33,823	1,226,818
Segro PLC	442,353	5,917,789
Senior PLC(a)	232,758	411,573
Serco Group PLC	524,619	1,206,987
Severn Trent PLC	95,259	3,424,735
Shaftesbury PLC(c)	93,351	572,831
Shell PLC	2,827,003	75,414,015
Smart Metering Systems PLC	80,110	919,670
Smith & Nephew PLC	322,432	4,133,950
Smiths Group PLC	146,990	2,774,023
Softcat PLC	57,235	976,441
Spectris PLC	44,759	1,702,437
Spirax-Sarco Engineering PLC	27,222	3,971,933
Spire Healthcare Group PLC(a)(b)	199,597	579,228
Spirent Communications PLC	279,150	960,186
SSE PLC	391,968	8,465,879
SSP Group PLC(a)	318,034	988,996
St. James’s Place PLC	192,002	2,884,075
Standard Chartered PLC	979,431	6,750,913
Subsea 7 SA(c)	105,271	948,763
Supermarket Income Reit PLC	369,203	580,416
Synthomer PLC	156,031	445,081
Tate & Lyle PLC	162,777	1,594,622
Taylor Wimpey PLC	1,365,307	2,125,071
Telecom Plus PLC	36,424	1,001,223
Tesco PLC	2,829,871	9,075,780
THG PLC(a)	275,011	229,316
TP ICAP Group PLC	298,304	432,297
Trainline PLC(a)(b)	199,450	962,331
Travis Perkins PLC	81,071	1,040,517
Tritax Big Box REIT PLC	761,858	1,832,967
Ultra Electronics Holdings PLC	32,387	1,383,074
Unilever PLC	941,676	45,862,340
UNITE Group PLC (The)	136,317	1,943,512
United Utilities Group PLC	255,130	3,389,794
Vesuvius PLC	92,311	404,474
Victoria PLC(a)(c)	40,673	185,119
Victrex PLC	33,891	798,235
Virgin Money UK PLC	528,715	922,163
Vistry Group PLC	97,875	1,103,338
Vodafone Group PLC	9,949,247	14,661,779
Weir Group PLC (The)	100,137	2,047,680
WH Smith PLC(a)	58,999	1,041,361
Whitbread PLC	81,007	2,578,438
Wickes Group PLC	186,702	309,899
Workspace Group PLC	63,998	459,987
WPP PLC	423,474	4,570,294
YouGov PLC	43,537	580,562

		955,444,727

Total Common Stocks — 98.8% (Cost: $4,490,745,897)		3,878,813,687

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	22,562	$1,713,022
Fuchs Petrolub SE, Preference Shares, NVS	32,867	984,795
Henkel AG & Co. KGaA, Preference Shares, NVS	66,083	4,221,600
Jungheinrich AG, Preference Shares, NVS	21,352	581,191
Porsche Automobil Holding SE, Preference Shares, NVS	58,197	4,212,398
Sartorius AG, Preference Shares, NVS	9,450	4,226,978
Sixt SE, Preference Shares, NVS	5,987	422,374
Volkswagen AG, Preference Shares, NVS	69,726	9,858,548

		26,220,906

Total Preferred Stocks — 0.6% (Cost: $35,886,814)		26,220,906

Total Long-Term Investments — 99.4% (Cost: $4,526,632,711)		3,905,034,593

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	38,759,243	38,755,367

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	390,000	$390,000

Total Short-Term Securities — 1.0% (Cost: $39,139,791)		39,145,367

Total Investments in Securities — 100.4% (Cost: $4,565,772,502)		3,944,179,960

Liabilities in Excess of Other Assets — (0.4)%		(17,458,357)

Net Assets — 100.0%		$3,926,721,603

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$26,362,834	$12,412,896	(a)	$—		$(16,964)	$(3,399)	$38,755,367	38,759,243	$743,639	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	640,000	—		(250,000	)(a)	—	—	390,000	390,000	5,812		—

						$(16,964)	$(3,399)	$39,145,367		$749,451		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	357	09/16/22	$13,580	$868,078
FTSE 100 Index	98	09/16/22	8,826	314,859

				$1,182,937

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Europe ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,182,937	$—	$—	$—	$1,182,937

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,589,094)	$—	$—	$—	$(1,589,094)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,304,809	$—	$—	$—	$1,304,809

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$27,740,326

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$58,758,824	$3,819,615,974	$438,889	$3,878,813,687
Preferred Stocks	—	26,220,906	—	26,220,906
Money Market Funds	39,145,367	—	—	39,145,367

	$97,904,191	$3,845,836,880	$438,889	$3,944,179,960

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$1,182,937	$—	$1,182,937

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.9%
Abacus Property Group	196,262	$405,424
Adbri Ltd.	174,808	311,737
AGL Energy Ltd.	263,558	1,552,276
Allkem Ltd.(a)	266,963	2,153,428
ALS Ltd.	227,940	1,872,170
Altium Ltd.	63,042	1,392,145
Alumina Ltd.	1,187,983	1,290,426
AMP Ltd.(a)	1,339,190	1,025,565
Ampol Ltd.	111,390	2,638,996
Ansell Ltd.	48,028	881,777
APA Group	469,931	3,853,129
Appen Ltd.	55,247	226,523
ARB Corp. Ltd.	38,235	897,834
Aristocrat Leisure Ltd.	233,342	5,821,428
ASX Ltd.	74,337	4,620,398
Atlas Arteria Ltd.	426,545	2,320,976
Aurizon Holdings Ltd.	603,715	1,708,692
Australia & New Zealand Banking Group Ltd.	1,072,960	17,340,386
Australia & New Zealand Banking Group Ltd., New	71,531	1,144,513
Bank of Queensland Ltd.	196,075	1,038,452
Bapcor Ltd.	165,086	774,032
Beach Energy Ltd.(b)	952,090	1,226,977
Bega Cheese Ltd.	215,254	526,630
Bellevue Gold Ltd.(a)	847,726	504,196
Bendigo & Adelaide Bank Ltd.	246,499	1,788,752
BHP Group Ltd.	1,939,846	53,084,576
BlueScope Steel Ltd.	217,559	2,555,530
Boral Ltd.	160,936	327,965
BrainChip Holdings Ltd.(a)(b)	931,556	715,536
Brambles Ltd.	553,119	4,451,890
Breville Group Ltd.	61,500	909,223
BWP Trust	266,755	803,827
carsales.com Ltd.	125,503	1,829,609
Chalice Mining Ltd.(a)(b)	205,978	705,613
Challenger Ltd.	208,023	1,027,584
Charter Hall Group	220,631	1,993,864
Charter Hall Long Wale REIT	420,034	1,347,202
Charter Hall Retail REIT	264,325	782,410
Cleanaway Waste Management Ltd.	1,060,480	2,043,004
Cochlear Ltd.	25,729	3,878,052
Coles Group Ltd.	505,487	6,657,434
Commonwealth Bank of Australia	650,905	46,225,581
Computershare Ltd.	243,573	4,303,201
Corporate Travel Management Ltd.(a)	64,689	862,660
Credit Corp. Group Ltd.	37,515	637,784
Cromwell Property Group	558,604	330,224
CSL Ltd.	184,345	37,535,772
CSR Ltd.	215,195	690,627
De Grey Mining Ltd.(a)	902,055	568,864
Deterra Royalties Ltd.	389,244	1,188,052
Dexus	415,707	2,793,553
Domino’s Pizza Enterprises Ltd.	19,867	1,015,797
Downer EDI Ltd.	297,543	1,158,381
Eagers Automotive Ltd.	96,296	851,299
EML Payments Ltd.(a)(b)	274,841	204,194
Endeavour Group Ltd./Australia	531,839	2,963,106
Evolution Mining Ltd.	674,362	1,245,734
Flight Centre Travel Group Ltd.(a)	79,309	964,494

Security	Shares	Value

Australia (continued)
Fortescue Metals Group Ltd.	659,509	$8,486,930
GDI Property Group Partnership	234,740	161,394
Glencore PLC	3,886,512	22,027,580
Gold Road Resources Ltd.	852,746	833,531
Goodman Group	649,217	9,501,330
GPT Group (The)	775,361	2,494,491
GrainCorp Ltd., Class A	144,227	870,660
Growthpoint Properties Australia Ltd.	114,238	303,598
Harvey Norman Holdings Ltd.	239,977	700,286
Healius Ltd.	344,831	939,540
IDP Education Ltd.(b)	79,086	1,591,200
IGO Ltd.	279,840	2,192,780
Iluka Resources Ltd.	163,322	1,108,470
Imugene Ltd.(a)	2,854,837	496,949
Incitec Pivot Ltd.	871,022	2,219,228
Ingenia Communities Group	208,478	683,600
Insignia Financial Ltd.	320,055	696,318
Insurance Australia Group Ltd.	950,420	2,990,557
InvoCare Ltd.	79,142	613,953
IPH Ltd.	126,144	778,721
IRESS Ltd.	72,342	580,113
JB Hi-Fi Ltd.	53,224	1,575,985
Lendlease Corp. Ltd.	264,793	1,918,329
Link Administration Holdings Ltd.	218,772	674,499
Liontown Resources Ltd.(a)	943,078	885,884
Lottery Corp. Ltd. (The)(a)	1,033,366	3,277,939
Lynas Rare Earths Ltd.(a)	359,950	2,213,455
Macquarie Group Ltd.	142,062	18,181,573
Magellan Financial Group Ltd.	66,720	685,499
Medibank Pvt Ltd.	1,080,271	2,597,546
Megaport Ltd.(a)	95,335	654,564
Mesoblast Ltd.(a)(b)	346,877	227,632
Metcash Ltd.	369,835	1,078,046
Mineral Resources Ltd.	69,971	2,666,181
Mirvac Group	1,513,374	2,292,741
Monadelphous Group Ltd.	39,115	283,964
Nanosonics Ltd.(a)(b)	125,912	418,904
National Australia Bank Ltd.	1,237,195	26,719,092
National Storage REIT	896,843	1,568,234
Newcrest Mining Ltd.	315,258	4,248,498
NEXTDC Ltd.(a)	167,328	1,392,929
nib holdings Ltd.	217,401	1,111,802
Nine Entertainment Co. Holdings Ltd.	478,496	698,111
Northern Star Resources Ltd.	487,441	2,678,795
Novonix Ltd.(a)	278,275	562,617
Orica Ltd.	176,712	2,094,431
Origin Energy Ltd.	774,736	3,252,624
Orora Ltd.	384,779	963,156
OZ Minerals Ltd.	158,278	2,113,841
Pendal Group Ltd.	170,251	576,593
Perpetual Ltd.	27,347	583,696
Perseus Mining Ltd.	956,447	1,135,132
Pilbara Minerals Ltd.(a)	1,074,703	2,119,025
PointsBet Holdings Ltd.(a)	110,724	250,925
PolyNovo Ltd.(a)(b)	449,728	519,721
Premier Investments Ltd.	41,212	612,973
Pro Medicus Ltd.	28,574	1,000,915
Qantas Airways Ltd.(a)	401,611	1,294,131
QBE Insurance Group Ltd.	581,849	4,704,670
Qube Holdings Ltd.	547,656	1,065,263

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Ramelius Resources Ltd.	738,292	$559,384
Ramsay Health Care Ltd.	75,067	3,708,442
REA Group Ltd.	22,854	2,016,279
Reece Ltd.	106,886	1,154,403
Regis Resources Ltd.	283,062	350,702
Reliance Worldwide Corp. Ltd.	350,311	1,094,500
Rio Tinto Ltd.	141,910	9,832,170
Rio Tinto PLC	429,505	25,928,992
Sandfire Resources Ltd.	190,946	616,212
Santos Ltd.	1,398,583	7,270,366
Scentre Group	2,031,539	4,163,116
SEEK Ltd.	132,651	2,148,566
Seven Group Holdings Ltd.	82,503	1,022,199
Shopping Centres Australasia Property Group	599,527	1,251,197
Sierra Rutile Holdings Ltd.(a)	163,322	36,516
Silver Lake Resources Ltd.(a)	832,686	841,934
Sims Ltd.	83,532	868,649
Sonic Healthcare Ltd.	189,225	4,556,824
South32 Ltd.	1,931,145	5,263,556
Southern Cross Media Group Ltd.(b)	118,276	99,295
St. Barbara Ltd.	276,015	217,627
Star Entertainment Grp Ltd. (The)(a)	367,389	796,004
Steadfast Group Ltd.	634,887	2,380,217
Stockland	937,195	2,539,505
Suncorp Group Ltd.	490,708	3,875,262
Tabcorp Holdings Ltd.	1,021,628	712,666
Technology One Ltd.	139,315	1,155,934
Telstra Corp. Ltd.	1,622,794	4,435,111
Transurban Group	1,193,196	12,196,477
Treasury Wine Estates Ltd.	284,256	2,450,297
United Malt Grp Ltd.	391,038	1,009,867
Vicinity Centres	1,438,506	2,104,815
Viva Energy Group Ltd.(c)	522,109	980,818
Washington H Soul Pattinson & Co. Ltd.	75,220	1,361,832
Waypoint REIT Ltd.	699,196	1,287,985
Webjet Ltd.(a)	216,682	789,503
Wesfarmers Ltd.	426,577	13,977,014
Westpac Banking Corp.	1,331,661	20,165,531
Whitehaven Coal Ltd.	378,922	1,668,348
WiseTech Global Ltd.	57,024	2,019,483
Woodside Energy Group Ltd.	728,644	16,453,130
Woolworths Group Ltd.	456,520	12,010,622
Worley Ltd.	150,319	1,517,064
Zip Co. Ltd.(a)(b)	214,010	172,918

		584,201,980

Austria — 0.3%
ams-OSRAM AG(a)	115,458	953,054
ANDRITZ AG	18,898	884,234
BAWAG Group AG(c)	26,264	1,212,602
CA Immobilien Anlagen AG	19,537	637,685
Erste Group Bank AG	134,885	3,419,695
IMMOFINANZ AG(b)	18,795	287,181
Kontron AG(b)	17,291	257,644
Lenzing AG	5,144	415,112
Oesterreichische Post AG(b)	14,108	406,548
OMV AG	65,520	2,790,492
Raiffeisen Bank International AG	78,338	949,046
S IMMO AG	23,700	552,802
Schoeller-Bleckmann Oilfield Equipment AG	11,910	681,004
Telekom Austria AG	56,323	348,268

Security	Shares	Value

Austria (continued)
UNIQA Insurance Group AG	61,179	$419,143
Verbund AG	29,764	3,273,013
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,392	353,374
voestalpine AG	42,278	951,958
Wienerberger AG	57,037	1,312,849

		20,105,704

Belgium — 0.8%
Ackermans & van Haaren NV	10,998	1,616,724
Aedifica SA	9,058	940,450
Ageas SA/NV	60,928	2,659,220
Anheuser-Busch InBev SA/NV	325,957	17,460,797
Barco NV	33,547	878,977
Bekaert SA	15,475	548,085
bpost SA	52,590	330,051
Cofinimmo SA	10,462	1,177,383
D’ieteren Group	9,688	1,590,054
Dredging Environmental & Marine Engineering NV(a)	3,830	442,803
Elia Group SA/NV	13,556	2,057,960
Etablissements Franz Colruyt NV	20,135	556,250
Euronav NV	88,930	1,214,230
Fagron	32,156	490,469
Galapagos NV(a)	20,356	1,032,742
Gimv NV	11,139	601,389
Groupe Bruxelles Lambert SA	39,533	3,499,266
KBC Ancora	17,999	630,415
KBC Group NV	94,279	4,938,048
Kinepolis Group NV(a)	5,588	275,224
Melexis NV	10,271	881,281
Montea NV	5,214	527,279
Ontex Group NV(a)	28,845	188,591
Proximus SADP	29,989	415,557
Retail Estates NV	5,838	412,187
Shurgard Self Storage SA	13,360	689,123
Sofina SA	4,334	1,014,976
Solvay SA	28,630	2,514,657
Telenet Group Holding NV	15,784	252,438
UCB SA	48,963	3,825,907
Umicore SA	81,622	2,956,542
VGP NV	6,336	1,112,830
Warehouses De Pauw CVA	51,494	1,750,497

		59,482,402

Canada — 11.2%
Agnico Eagle Mines Ltd.	178,670	7,682,301
Air Canada(a)(b)	89,271	1,212,309
Alamos Gold Inc., Class A	56,872	449,451
Algonquin Power & Utilities Corp.	281,630	3,938,927
Alimentation Couche-Tard Inc.	329,933	14,740,125
Allied Properties REIT	43,363	1,157,092
AltaGas Ltd.	133,925	2,983,781
Altus Group Ltd.	15,533	637,671
ARC Resources Ltd.	331,667	4,651,705
Aritzia Inc.(a)	37,026	1,168,131
Atco Ltd., Class I, NVS	27,128	1,002,669
ATS Automation Tooling Systems Inc.(a)	33,685	1,066,672
Aurora Cannabis Inc.(a)(b)	138,729	196,087
B2Gold Corp.(b)	444,056	1,553,528
Badger Infrastructure Solutions Ltd.	26,173	628,087
Ballard Power Systems Inc.(a)(b)	102,635	823,933

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Bank of Montreal	246,897	$24,613,542
Bank of Nova Scotia (The)	459,886	28,015,858
Barrick Gold Corp.	674,697	10,632,451
Bausch Health Companies Inc.(a)	111,249	512,568
Baytex Energy Corp.(a)(b)	316,072	1,698,157
BCE Inc.	8,711	440,125
BlackBerry Ltd.(a)(b)	185,897	1,142,485
Boardwalk REIT	24,888	949,225
Bombardier Inc., Class B(a)	43,766	731,740
Boralex Inc., Class A	30,411	1,103,350
Boyd Group Services Inc.(b)	7,053	886,754
Brookfield Asset Management Inc., Class A	546,716	27,127,668
Brookfield Asset Management Reinsurance Partners Ltd., Class A	19,689	981,413
Brookfield Infrastructure Corp., Class A	40,405	1,849,943
Brookfield Renewable Corp., Class A	49,671	1,943,319
BRP Inc.	15,092	1,147,914
CAE Inc.(a)	130,343	3,448,534
Cameco Corp.	167,296	4,308,635
Canada Goose Holdings Inc.(a)	26,248	514,486
Canadian Apartment Properties REIT	20,748	785,979
Canadian Imperial Bank of Commerce	342,257	17,313,973
Canadian National Railway Co.	227,153	28,777,503
Canadian Natural Resources Ltd.	456,819	25,224,842
Canadian Pacific Railway Ltd.	360,070	28,391,135
Canadian Tire Corp. Ltd., Class A, NVS	25,227	3,240,868
Canadian Utilities Ltd., Class A, NVS	21,204	686,350
Canadian Western Bank	55,339	1,117,973
Canfor Corp.(a)	28,163	599,306
Canopy Growth Corp.(a)(b)	149,074	394,644
Capital Power Corp.	39,005	1,502,875
CCL Industries Inc., Class B, NVS	65,566	3,293,788
Cenovus Energy Inc.	566,377	10,791,924
Centerra Gold Inc.(b)	88,282	549,457
CGI Inc.(a)	86,485	7,415,605
Choice Properties REIT	106,532	1,187,155
CI Financial Corp.	88,710	1,022,498
Cineplex Inc.(a)	35,070	307,278
Cogeco Communications Inc.	7,079	458,224
Colliers International Group Inc.	13,035	1,627,861
Constellation Software Inc.	8,179	13,913,402
Converge Technology Solutions Corp.(a)	141,920	658,315
Crescent Point Energy Corp.	264,165	2,089,720
Crombie REIT(b)	41,592	538,840
Cronos Group Inc.(a)	119,422	379,562
Descartes Systems Group Inc. (The)(a)	30,351	2,096,638
Dollarama Inc.	119,883	7,265,721
Dream Industrial REIT	122,252	1,204,811
Dream Office REIT	24,512	391,066
Dye & Durham Ltd.	38,948	573,628
ECN Capital Corp.	193,169	902,074
Eldorado Gold Corp.(a)	81,665	501,896
Element Fleet Management Corp.	178,185	2,045,464
Emera Inc.	101,513	4,812,662
Empire Co. Ltd., Class A, NVS	77,875	2,363,221
Enbridge Inc.	784,481	35,231,348
Enerplus Corp.(b)	96,203	1,342,507
Enghouse Systems Ltd.(b)	17,237	441,508
Equinox Gold Corp.(a)	141,802	633,406
ERO Copper Corp.(a)	48,045	475,366

Security	Shares	Value

Canada (continued)
Fairfax Financial Holdings Ltd.	10,406	$5,605,450
Finning International Inc.	78,146	1,708,710
First Majestic Silver Corp.	110,038	842,976
First Quantum Minerals Ltd.	247,982	4,531,474
FirstService Corp.	18,833	2,519,450
Fortis Inc.	176,649	8,344,460
Franco-Nevada Corp.	72,332	9,261,862
George Weston Ltd.	32,516	3,880,946
GFL Environmental Inc.	76,605	2,120,090
Gibson Energy Inc.	66,876	1,374,547
Gildan Activewear Inc.	86,522	2,535,762
goeasy Ltd.	12,144	1,061,764
Granite REIT	16,282	1,027,106
Great-West Lifeco Inc.	108,337	2,632,812
H&R Real Estate Investment Trust	74,077	780,367
Home Capital Group Inc.	19,072	389,319
Hudbay Minerals Inc.	95,910	369,245
Hut 8 Mining Corp.(a)(b)	65,161	138,916
Hydro One Ltd.(c)	141,494	3,950,186
iA Financial Corp. Inc.	52,999	2,916,176
IAMGOLD Corp.(a)	171,216	282,118
IGM Financial Inc.	21,154	614,194
Imperial Oil Ltd.	91,308	4,375,910
Innergex Renewable Energy Inc.	59,354	891,782
Intact Financial Corp.	68,604	10,211,177
Interfor Corp.(a)	35,635	879,918
InterRent REIT	37,849	396,062
Ivanhoe Mines Ltd., Class A(a)	241,150	1,499,007
Keyera Corp.	101,740	2,636,953
Killam Apartment REIT	51,093	717,788
Kinaxis Inc.(a)	10,293	1,230,450
Kinross Gold Corp.	494,321	1,694,638
Knight Therapeutics Inc.(a)	83,613	378,056
Labrador Iron Ore Royalty Corp.	30,174	666,842
Laurentian Bank of Canada	14,701	479,759
LifeWorks Inc.	29,947	738,531
Lightspeed Commerce Inc.(a)	59,772	1,282,679
Linamar Corp.	23,932	1,091,055
Lithium Americas Corp.(a)(b)	54,271	1,378,654
Loblaw Companies Ltd.	66,628	6,065,227
Lundin Mining Corp.	292,297	1,648,030
MAG Silver Corp.(a)	47,338	659,860
Magna International Inc.	112,659	7,193,883
Manulife Financial Corp.	746,778	13,669,498
Maple Leaf Foods Inc.(b)	38,570	818,357
MEG Energy Corp.(a)	136,108	1,873,870
Methanex Corp.	30,098	1,119,729
Metro Inc.	99,737	5,522,901
MTY Food Group Inc.	12,797	577,117
National Bank of Canada(b)	130,486	9,155,572
NexGen Energy Ltd.(a)(b)	258,816	1,127,791
NFI Group Inc.(b)	25,091	270,200
North West Co. Inc. (The)	29,093	783,356
Northland Power Inc.	100,950	3,309,423
NorthWest Healthcare Properties REIT	116,602	1,197,389
Novagold Resources Inc.(a)	106,115	517,088
Nutrien Ltd.	214,668	18,376,406
Nuvei Corp.(a)(c)	29,398	1,027,570
OceanaGold Corp.(a)	330,996	602,257
Onex Corp.	33,953	1,814,645

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Open Text Corp.	115,836	$4,738,190
Osisko Gold Royalties Ltd.	67,252	704,267
Pan American Silver Corp.	96,764	1,969,208
Parex Resources Inc.	76,656	1,427,105
Parkland Corp.	68,200	1,913,573
Pason Systems Inc.	77,944	936,144
Pembina Pipeline Corp.	232,857	8,890,226
Power Corp. of Canada	223,089	6,062,627
PrairieSky Royalty Ltd.(b)	138,130	2,026,834
Premium Brands Holdings Corp.	12,310	989,087
Primo Water Corp.	92,741	1,223,945
Prinmaris REIT	63,249	654,445
Quebecor Inc., Class B	67,180	1,492,539
Real Matters Inc.(a)	35,858	164,652
Restaurant Brands International Inc.	108,818	5,833,709
Richelieu Hardware Ltd.(b)	22,704	687,033
RioCan REIT	62,945	1,010,128
Ritchie Bros Auctioneers Inc.	47,789	3,444,555
Rogers Communications Inc., Class B, NVS	146,338	6,727,514
Royal Bank of Canada	548,481	53,479,616
Russel Metals Inc.(b)	41,887	900,184
Sandstorm Gold Ltd.	85,330	507,762
Saputo Inc.	101,985	2,519,063
Seabridge Gold Inc.(a)	60,885	835,383
Shaw Communications Inc., Class B, NVS	187,157	5,062,761
Shopify Inc., Class A(a)	444,687	15,491,380
Sienna Senior Living Inc.	84,031	891,133
SilverCrest Metals Inc.(a)	118,275	807,250
SmartCentres Real Estate Investment Trust	55,674	1,270,387
SNC-Lavalin Group Inc.(b)	51,684	966,237
Spin Master Corp.(a)(c)	16,133	601,326
SSR Mining Inc.	79,883	1,316,880
Stantec Inc.	34,066	1,681,020
Stella-Jones Inc.	20,388	605,168
Summit Industrial Income REIT	90,583	1,317,841
Sun Life Financial Inc.	221,939	10,305,332
Suncor Energy Inc.	567,615	19,264,026
Superior Plus Corp.	69,199	625,225
TC Energy Corp.	378,311	20,168,906
Teck Resources Ltd., Class B	198,919	5,848,503
TELUS Corp.	178,004	4,097,894
TFI International Inc.	34,997	3,495,464
Thomson Reuters Corp.	62,772	7,048,523
TMX Group Ltd.	24,528	2,516,679
Torex Gold Resources Inc.(a)	35,956	273,766
Toromont Industries Ltd.	37,495	3,157,890
Toronto-Dominion Bank (The)	691,390	44,910,250
Tourmaline Oil Corp.	136,466	8,549,972
TransAlta Corp.	92,947	1,064,076
TransAlta Renewables Inc.	48,417	676,034
Transcontinental Inc., Class A	23,578	299,017
Tricon Residential Inc.	113,633	1,235,228
Vermilion Energy Inc.	56,951	1,472,529
Wesdome Gold Mines Ltd.(a)	90,146	725,082
West Fraser Timber Co. Ltd.	23,422	2,192,857
Wheaton Precious Metals Corp.	168,555	5,783,692
Whitecap Resources Inc.	368,476	2,817,055
Winpak Ltd.(b)	14,872	538,762
WSP Global Inc.	48,935	5,904,071

Security	Shares	Value

Canada (continued)
Yamana Gold Inc.	466,163	$2,227,885

		827,606,279

Denmark — 2.4%
ALK-Abello A/S(a)	55,794	1,113,968
Ambu A/S, Class B(b)	62,501	710,588
AP Moller - Maersk A/S, Class A	1,156	3,096,895
AP Moller - Maersk A/S, Class B, NVS	2,091	5,709,127
Bavarian Nordic A/S(a)(b)	33,924	1,682,171
Carlsberg A/S, Class B	38,903	5,031,787
Chemometec A/S	13,760	1,643,664
Chr Hansen Holding A/S	40,709	2,664,518
Coloplast A/S, Class B	47,741	5,587,555
Danske Bank A/S	267,771	3,744,589
Demant A/S(a)	47,742	1,818,766
Dfds A/S	14,733	528,010
Drilling Co. of 1972 A/S (The)(a)	14,117	669,964
DSV A/S	76,984	12,971,873
FLSmidth & Co. A/S	28,800	791,057
Genmab A/S(a)	26,635	9,477,263
GN Store Nord A/S	57,506	2,002,595
H Lundbeck A/S	133,187	658,292
H Lundbeck A/S, Class A(a)	33,255	158,545
ISS A/S(a)	69,627	1,216,839
Jyske Bank A/S, Registered(a)	21,905	1,146,432
Netcompany Group A/S(a)(c)	17,593	986,568
NKT A/S(a)	30,391	1,557,088
Novo Nordisk A/S, Class B	651,698	75,905,712
Novozymes A/S, Class B	81,358	5,197,170
Orsted A/S(c)	74,498	8,672,806
Pandora A/S	40,112	2,979,989
Ringkjoebing Landbobank A/S	10,281	1,154,483
Rockwool A/S, Class B	2,828	700,776
Royal Unibrew A/S	23,340	1,990,519
Schouw & Co. A/S	6,222	463,265
SimCorp A/S	17,153	1,280,270
Sydbank A/S	35,570	1,092,321
Topdanmark A/S	18,851	918,791
Tryg A/S	100,620	2,294,271
Vestas Wind Systems A/S	405,047	10,646,144
Zealand Pharma A/S(a)(b)	21,340	384,877

		178,649,548

Finland — 1.1%
Cargotec OYJ, Class B	12,966	458,566
Citycon OYJ	31,697	225,520
Elisa OYJ	54,609	3,020,155
Fortum OYJ	182,349	2,046,738
Huhtamaki OYJ	48,976	1,909,014
Kemira OYJ	47,237	599,778
Kesko OYJ, Class B	115,487	2,856,359
Kojamo OYJ	54,174	966,429
Kone OYJ, Class B	121,582	5,556,471
Konecranes OYJ	24,311	652,722
Metsa Board OYJ, Class B	83,174	741,478
Metso Outotec OYJ	278,571	2,302,861
Neste OYJ	166,895	8,581,955
Nokia OYJ	2,105,466	10,966,488
Nokian Renkaat OYJ(b)	64,363	761,271
Nordea Bank Abp	1,246,839	12,293,789
Orion OYJ, Class B	45,724	2,182,749

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Outokumpu OYJ	159,768	$703,427
QT Group OYJ(a)(b)	10,109	817,420
Sampo OYJ, Class A	185,732	8,024,130
Stora Enso OYJ, Class R	226,512	3,503,164
TietoEVRY Oyj	40,744	1,108,233
UPM-Kymmene OYJ	208,277	6,600,248
Uponor OYJ	26,156	393,785
Valmet OYJ	52,377	1,457,514
Wartsila OYJ Abp	151,323	1,329,604
YIT OYJ(b)	62,726	213,370

		80,273,238

France — 8.8%
ABC arbitrage	30,524	218,379
Accor SA(a)	70,896	1,839,674
Aeroports de Paris(a)	11,409	1,576,402
Air France-KLM(a)(b)	423,756	584,289
Air Liquide SA	199,564	27,436,531
Airbus SE	226,515	24,423,229
ALD SA(c)	73,832	874,616
Alstom SA(b)	123,408	2,932,877
Alten SA	14,168	1,918,914
Amundi SA(c)	21,399	1,161,855
APERAM SA	16,799	547,719
ArcelorMittal SA	239,939	5,920,239
Arkema SA	25,658	2,430,725
Atos SE(a)	35,962	443,358
AXA SA	739,644	17,043,254
BioMerieux	17,596	1,904,544
BNP Paribas SA	425,653	20,110,950
Bollore SE	363,834	1,836,947
Bouygues SA(b)	88,738	2,682,526
Bureau Veritas SA	118,171	3,259,228
Capgemini SE	64,477	12,298,138
Carrefour SA	245,134	4,177,584
Casino Guichard Perrachon SA(a)(b)	28,110	330,967
CGG SA(a)(b)	417,985	373,328
Cie Generale des Etablissements Michelin SCA	266,670	7,462,644
Cie. de Saint-Gobain	198,839	9,271,827
Cie. Plastic Omnium SA	41,178	770,168
Coface SA(a)	54,470	570,456
Covivio	21,131	1,336,400
Credit Agricole SA	467,464	4,307,133
Danone SA	247,717	13,658,906
Dassault Aviation SA	10,218	1,461,405
Dassault Systemes SE	259,240	11,119,237
Edenred	101,134	5,191,259
Eiffage SA(b)	29,207	2,740,755
Electricite de France SA	225,300	2,736,099
Elior Group SA(a)(c)	119,008	386,739
Elis SA	85,525	1,276,533
Engie SA	701,472	8,678,849
Esker SA	3,673	551,726
EssilorLuxottica SA	112,119	17,578,279
Eurazeo SE	11,597	828,345
Euroapi SA(a)	37,977	640,670
Eurofins Scientific SE	51,708	4,031,071
Eutelsat Communications SA	85,841	653,226
Faurecia SE(a)(b)	65,829	1,189,859
Fnac Darty SA	15,728	630,892
Gaztransport Et Technigaz SA	10,400	1,434,410

Security	Shares	Value

France (continued)
Gecina SA	17,747	$1,819,610
Getlink SE	166,695	3,336,288
Hermes International	12,197	16,733,599
ICADE	10,377	519,541
Imerys SA	16,896	572,545
Ipsen SA	16,633	1,682,547
IPSOS	25,806	1,322,704
JCDecaux SA(a)	48,323	779,281
Kering SA	28,752	16,460,260
Klepierre SA	86,714	1,926,789
Korian SA	24,811	367,111
La Francaise des Jeux SAEM(c)	37,927	1,354,677
Legrand SA	103,351	8,461,204
L’Oreal SA	91,631	34,641,770
LVMH Moet Hennessy Louis Vuitton SE	106,711	74,095,209
Maisons du Monde SA(c)	15,797	168,846
Neoen SA(b)(c)	25,595	1,125,695
Nexans SA	13,491	1,295,738
Nexity SA	13,855	340,482
Orange SA	745,769	7,620,589
Orpea SA(a)(b)	23,466	584,284
Pernod Ricard SA	80,537	15,821,038
Publicis Groupe SA	88,912	4,731,482
Remy Cointreau SA	9,249	1,827,206
Renault SA(a)	78,662	2,325,593
Rexel SA	83,862	1,490,433
Rubis SCA	40,732	995,540
Safran SA	131,603	14,465,213
Sanofi	435,326	43,259,877
Sartorius Stedim Biotech	10,861	4,344,828
Schneider Electric SE	207,946	28,759,728
SCOR SE	45,073	793,173
SEB SA	9,981	840,305
SES SA	149,747	1,130,103
Societe BIC SA	15,634	883,371
Societe Generale SA	311,153	6,971,816
Sodexo SA	35,731	2,903,272
SOITEC(a)	10,900	1,744,728
Solutions 30 SE(a)	68,977	234,730
Sopra Steria Group SACA	4,301	716,680
SPIE SA	63,010	1,513,181
Teleperformance	22,899	7,657,447
Thales SA	41,663	5,181,194
TotalEnergies SE	958,552	48,960,300
Trigano SA	5,595	547,446
Ubisoft Entertainment SA(a)	37,938	1,615,188
Unibail-Rodamco-Westfield(a)	47,210	2,680,807
Valeo	88,526	1,901,541
Valneva SE(a)(b)	42,499	422,677
Veolia Environnement SA	261,891	6,550,114
Verallia SA(c)	30,482	780,237
Vinci SA	203,995	19,554,704
Virbac SA	2,361	872,048
Vivendi SE	282,333	2,680,281
Wendel SE	12,364	1,137,978
Worldline SA/France(a)(c)	96,276	4,249,442

		650,585,631

Germany — 5.9%
Aareal Bank AG(a)	29,947	973,313
adidas AG	65,143	11,269,184

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
ADLER Group SA(a)(b)(c)	32,830	$116,440
AIXTRON SE	45,637	1,179,847
Allianz SE, Registered	156,643	28,447,322
Amadeus Fire AG	4,600	513,956
Aroundtown SA	390,865	1,253,518
AURELIUS Equity Opportunities SE & Co. KGaA	14,637	349,159
Aurubis AG	15,825	1,142,519
BASF SE	347,257	15,475,569
Bayer AG, Registered	379,695	22,147,699
Bayerische Motoren Werke AG	129,462	10,578,771
Bechtle AG	25,568	1,182,619
Beiersdorf AG	38,023	3,921,111
Brenntag SE	60,176	4,227,068
CANCOM SE	14,306	489,048
Carl Zeiss Meditec AG, Bearer	16,810	2,453,248
Ceconomy AG	61,530	124,096
Commerzbank AG(a)	428,391	2,934,962
CompuGroup Medical SE & Co. KgaA	10,571	458,235
Continental AG	43,514	3,099,987
Covestro AG(c)	70,152	2,365,903
CTS Eventim AG & Co. KGaA(a)	27,601	1,520,353
Daimler Truck Holding AG(a)	174,841	4,777,523
Delivery Hero SE(a)(c)	67,761	3,269,221
Dermapharm Holding SE	9,141	514,990
Deutsche Bank AG, Registered	798,954	6,988,412
Deutsche Boerse AG	73,896	12,899,677
Deutsche Euroshop(d)	21,810	479,254
Deutsche Lufthansa AG, Registered(a)(b)	265,432	1,633,960
Deutsche Pfandbriefbank AG(c)	83,767	774,287
Deutsche Post AG, Registered	373,567	14,920,215
Deutsche Telekom AG, Registered	1,241,108	23,579,780
Duerr AG	21,588	536,736
E.ON SE	873,114	7,848,509
Eckert & Ziegler Strahlen- und Medizintechnik AG	9,592	425,336
Encavis AG	43,993	962,689
Evonik Industries AG	81,444	1,737,175
Evotec SE(a)	66,859	1,737,077
Fielmann AG	10,401	420,432
flatexDEGIRO AG(a)	43,139	438,776
Fraport AG Frankfurt Airport Services Worldwide(a)	14,411	659,053
Freenet AG	68,171	1,605,198
Fresenius Medical Care AG & Co. KGaA	78,013	2,892,213
Fresenius SE & Co. KGaA	162,174	4,149,863
GEA Group AG	72,022	2,688,407
Gerresheimer AG	12,941	777,306
Grand City Properties SA	36,403	496,489
GRENKE AG	9,837	258,301
Hamborner REIT AG	102,297	900,050
Hannover Rueck SE	20,326	2,883,183
HeidelbergCement AG	54,099	2,755,641
HelloFresh SE(a)	61,103	1,688,870
Henkel AG & Co. KGaA	49,735	3,136,030
HOCHTIEF AG	11,492	616,828
Hugo Boss AG	29,045	1,716,338
Hypoport SE(a)	1,287	267,505
Infineon Technologies AG	511,190	14,019,112
Jenoptik AG	26,016	630,116
K+S AG, Registered	78,451	1,654,235
KION Group AG	29,748	1,356,884
Knorr-Bremse AG	26,930	1,604,369

Security	Shares	Value

Germany (continued)
Krones AG	6,577	$573,055
LANXESS AG	32,532	1,196,390
LEG Immobilien SE	27,200	2,470,991
Mercedes-Benz Group AG	308,020	18,165,166
Merck KGaA	51,287	9,768,154
METRO AG(a)	52,720	428,461
MorphoSys AG(a)	30,642	681,280
MTU Aero Engines AG	21,215	4,101,143
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	53,860	12,210,385
Nagarro SE(a)	6,816	799,364
Nemetschek SE	26,232	1,756,142
Nordex SE(a)	51,903	504,326
Norma Group SE	11,828	220,663
PATRIZIA AG	16,106	207,739
Pfeiffer Vacuum Technology AG	1,635	258,511
ProSiebenSat.1 Media SE	88,237	754,666
Puma SE	42,140	2,845,451
QIAGEN NV(a)	90,924	4,556,817
Rational AG	1,552	1,081,814
Rheinmetall AG	17,189	3,152,068
RWE AG	263,560	10,842,317
SAP SE	401,304	37,430,711
Scout24 SE(c)	33,703	1,926,749
Siemens AG, Registered	291,315	32,494,429
Siemens Healthineers AG(c)	113,977	5,840,595
Siltronic AG	9,515	772,507
Sirius Real Estate Ltd.	792,096	921,993
Sixt SE	7,898	964,201
Software AG	22,030	595,173
Stabilus SE	10,047	566,229
Stroeer SE & Co. KGaA	21,767	952,040
Suedzucker AG	70,223	990,661
Symrise AG	51,954	6,062,284
TAG Immobilien AG	44,490	492,694
TeamViewer AG(a)(c)	68,754	715,844
Telefonica Deutschland Holding AG	522,315	1,388,642
thyssenkrupp AG(a)	185,725	1,147,052
TUI AG(a)(b)	453,539	732,846
Uniper SE	46,326	309,522
United Internet AG, Registered	41,620	1,096,319
Varta AG(b)	9,582	780,017
Vitesco Technologies Group AG(a)	12,609	685,792
Volkswagen AG	12,674	2,510,309
Vonovia SE	268,935	8,960,858
Zalando SE(a)(c)	88,257	2,484,710

		434,321,047

Hong Kong — 2.6%
AIA Group Ltd.	4,665,200	46,869,601
ASMPT Ltd.	125,400	999,141
Bank of East Asia Ltd. (The)	757,600	962,881
BOC Hong Kong Holdings Ltd.	1,504,000	5,440,441
Budweiser Brewing Co. APAC Ltd.(c)	682,000	1,888,414
Cafe de Coral Holdings Ltd.	136,000	207,532
Champion REIT	1,104,000	486,914
Chow Tai Fook Jewellery Group Ltd.	886,600	1,753,480
CITIC Telecom International Holdings Ltd.	2,127,000	709,332
CK Asset Holdings Ltd.	799,500	5,660,242
CK Hutchison Holdings Ltd.	996,000	6,606,744
CK Infrastructure Holdings Ltd.	287,000	1,799,712

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CLP Holdings Ltd.	579,500	$4,913,910
Comba Telecom Systems Holdings Ltd.(a)	1,854,000	335,161
Dah Sing Financial Holdings Ltd.	122,000	320,378
ESR Group Ltd.(a)(c)	893,600	2,323,741
Futu Holdings Ltd., ADR(a)	25,812	1,073,779
Galaxy Entertainment Group Ltd.	854,000	5,080,508
Haitong International Securities Group Ltd.(b)	1,037,300	124,172
Hang Lung Group Ltd.(b)	300,000	541,088
Hang Lung Properties Ltd.	799,000	1,457,771
Hang Seng Bank Ltd.(b)	301,800	4,868,220
Health and Happiness H&H International Holdings Ltd.(b)	133,000	159,935
Henderson Land Development Co. Ltd.	622,572	2,167,264
HK Electric Investments & HK Electric Investments Ltd., Class SS	935,000	845,679
HKBN Ltd.	534,000	593,190
HKT Trust & HKT Ltd., Class SS	1,575,000	2,206,756
Hong Kong & China Gas Co. Ltd.(b)	4,331,482	4,574,617
Hong Kong Exchanges & Clearing Ltd.	453,400	20,806,723
Hong Kong Technology Venture Co. Ltd.	340,000	211,954
Hongkong Land Holdings Ltd.(b)	471,300	2,449,846
Hysan Development Co. Ltd.	217,000	665,232
Jardine Matheson Holdings Ltd.	83,000	4,383,712
Johnson Electric Holdings Ltd.	145,000	185,415
K Wah International Holdings Ltd.	768,000	285,548
Kerry Logistics Network Ltd.	190,898	383,195
Kerry Properties Ltd.	360,500	867,051
Link REIT	822,200	6,885,373
Luk Fook Holdings International Ltd.	182,000	444,377
Man Wah Holdings Ltd.	820,000	641,897
Melco International Development Ltd.(a)(b)	371,000	251,612
Melco Resorts & Entertainment Ltd., ADR(a)	111,792	575,729
MTR Corp. Ltd.	529,000	2,801,322
New World Development Co. Ltd.	658,000	2,200,284
NWS Holdings Ltd.	1,060,000	1,051,318
Pacific Basin Shipping Ltd.	1,968,000	941,168
PCCW Ltd.	3,037,000	1,625,426
Power Assets Holdings Ltd.	531,000	3,476,852
Sands China Ltd.(a)	932,800	2,187,920
Sino Land Co. Ltd.	1,392,000	2,068,285
SITC International Holdings Co. Ltd.	501,000	1,705,868
SJM Holdings Ltd.(a)(b)	1,019,000	415,740
Sun Hung Kai Properties Ltd.	554,000	6,613,170
Sunlight REIT	734,000	350,641
Swire Pacific Ltd., Class A	162,000	922,609
Swire Properties Ltd.	473,000	1,127,031
Techtronic Industries Co. Ltd.	538,500	5,975,530
Value Partners Group Ltd.(b)	1,028,000	341,386
Vitasoy International Holdings Ltd.	450,000	678,103
Vobile Group Ltd.(a)	947,000	484,167
VTech Holdings Ltd.	101,800	693,975
WH Group Ltd.(c)	3,656,000	2,768,824
Wharf Real Estate Investment Co. Ltd.	671,000	2,986,760
Wynn Macau Ltd.(a)	725,200	476,909
Xinyi Glass Holdings Ltd.	792,000	1,562,088
Yue Yuen Industrial Holdings Ltd.	437,000	581,190

		188,044,833

Ireland — 0.6%
AIB Group PLC	294,607	670,127
Bank of Ireland Group PLC	412,781	2,364,310

Security	Shares	Value

Ireland (continued)
Cairn Homes PLC(a)	664,544	$737,608
CRH PLC	297,577	11,419,262
Flutter Entertainment PLC, Class DI(a)	64,612	6,487,006
Glanbia PLC	96,399	1,133,032
Glenveagh Properties PLC(a)(c)	857,599	951,859
Grafton Group PLC	101,315	1,047,948
Greencore Group PLC(a)	268,755	329,253
James Hardie Industries PLC	173,543	4,285,941
Kerry Group PLC, Class A	62,716	6,619,744
Kingspan Group PLC	59,128	3,827,242
Smurfit Kappa Group PLC	95,887	3,475,654

		43,348,986

Israel — 1.0%
Airport City Ltd.(a)	52,557	1,016,063
Alony Hetz Properties & Investments Ltd.	88,921	1,297,643
Amot Investments Ltd.	161,309	1,105,914
AudioCodes Ltd.(b)	22,429	549,892
Azrieli Group Ltd.	24,475	1,961,841
Bank Hapoalim BM	450,500	4,198,662
Bank Leumi Le-Israel BM	544,072	5,290,343
Bezeq The Israeli Telecommunication Corp. Ltd.	790,520	1,353,484
Big Shopping Centers Ltd.	10,504	1,399,133
Check Point Software Technologies Ltd.(a)	40,283	5,019,262
Cognyte Software Ltd.(a)(b)	36,342	163,902
CyberArk Software Ltd.(a)(b)	17,689	2,301,870
Elbit Systems Ltd.	12,380	2,856,479
Energix-Renewable Energies Ltd.	232,490	942,328
Enlight Renewable Energy Ltd.(a)	597,335	1,360,806
First International Bank Of Israel Ltd. (The)	44,666	1,888,481
Fiverr International Ltd.(a)	19,434	623,443
G City Ltd.	39,119	241,488
Gav-Yam Lands Corp. Ltd.	2	19
Harel Insurance Investments & Financial Services Ltd.	82,481	843,378
ICL Group Ltd.	309,239	2,817,915
Inmode Ltd.(a)	37,311	1,240,218
Isracard Ltd.	262,213	819,703
Israel Discount Bank Ltd., Class A	543,102	3,088,001
Kornit Digital Ltd.(a)(b)	21,610	588,008
Mehadrin Ltd.(a)	—	4
Melisron Ltd.(a)	16,824	1,272,987
Mivne Real Estate KD Ltd.	502,167	1,705,531
Mizrahi Tefahot Bank Ltd.	80,434	2,990,218
Nano Dimension Ltd., ADR(a)(b)	194,652	640,405
Nice Ltd.(a)	24,460	5,222,144
Nova Ltd.(a)	12,295	1,305,771
Paz Oil Co. Ltd.(a)	6,389	787,974
Phoenix Holdings Ltd. (The)	62,115	663,737
Plus500 Ltd.	54,584	1,107,808
Radware Ltd.(a)	21,253	491,582
Reit 1 Ltd.	193,984	1,124,066
Shapir Engineering and Industry Ltd.	155,795	1,387,295
Shikun & Binui Ltd.(a)(b)	201,217	948,453
Shufersal Ltd.(b)	152,011	993,270
Strauss Group Ltd.	39,197	1,041,517
Teva Pharmaceutical Industries Ltd., ADR(a)	444,335	4,167,862
Tower Semiconductor Ltd.(a)	43,606	2,078,608
Wix.com Ltd.(a)	23,957	1,421,369
ZIM Integrated Shipping Services Ltd.	36,411	1,813,996

		74,132,873

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy — 1.9%
A2A SpA	627,825	$809,202
ACEA SpA	23,401	337,925
Amplifon SpA	56,501	1,868,382
Anima Holding SpA(c)	118,248	415,150
Ascopiave SpA(b)	48,700	138,396
Assicurazioni Generali SpA	412,358	6,164,606
Atlantia SpA	196,078	4,531,487
Autogrill SpA(a)	83,288	543,390
Azimut Holding SpA	50,275	879,467
Banca Generali SpA(b)	30,187	878,248
Banca Mediolanum SpA	125,641	832,045
Banca Popolare di Sondrio SPA	278,159	923,090
Banco BPM SpA	604,209	1,564,946
BFF Bank SpA(c)	85,755	602,509
BPER Banca	471,156	654,020
Brembo SpA	121,435	1,282,771
Brunello Cucinelli SpA	17,859	1,037,944
Buzzi Unicem SpA	34,795	636,160
De’ Longhi SpA	25,282	480,854
DiaSorin SpA	8,314	1,155,999
Enav SpA(a)(c)	146,032	638,465
Enel SpA	3,126,318	15,760,595
Eni SpA	971,311	11,675,721
ERG SpA	30,343	989,705
Ferrari NV	49,113	10,429,746
FinecoBank Banca Fineco SpA	228,286	2,837,130
Hera SpA	454,455	1,305,775
Infrastrutture Wireless Italiane SpA(c)	126,616	1,330,528
Interpump Group SpA	22,444	959,207
Intesa Sanpaolo SpA	6,328,110	11,237,510
Iren SpA	293,844	553,755
Italgas SpA	156,645	896,133
Leonardo SpA	149,738	1,402,536
Mediobanca Banca di Credito Finanziario SpA	249,420	2,139,203
Moncler SpA	84,967	4,259,299
Nexi SpA(a)(c)	202,080	1,835,299
Pirelli & C SpA(c)	137,232	594,163
Poste Italiane SpA(c)	199,202	1,673,359
Prysmian SpA	112,993	3,592,827
Recordati Industria Chimica e Farmaceutica SpA	48,590	2,154,932
Reply SpA	7,072	931,003
Saipem SpA(a)(b)	436,253	362,916
Salvatore Ferragamo SpA(b)	19,008	337,160
Snam SpA	779,664	3,911,989
Stellantis NV	859,879	12,348,079
Tamburi Investment Partners SpA(b)	64,971	539,812
Technogym SpA(c)	67,739	477,221
Telecom Italia SpA/Milano(a)	4,108,985	911,617
Tenaris SA	211,777	2,963,614
Terna - Rete Elettrica Nazionale	575,803	4,408,235
UniCredit SpA	810,928	8,019,823
Unipol Gruppo SpA	305,587	1,281,847

		138,495,795

Japan — 20.8%
77 Bank Ltd. (The)	70,600	943,591
ABC-Mart Inc.	15,100	639,469
Activia Properties Inc.	203	636,501
ADEKA Corp.	40,500	732,575
Advance Logistics Investment Corp.	594	684,844
Advance Residence Investment Corp.	202	556,590

Security	Shares	Value

Japan (continued)
Advantest Corp.	74,800	$4,448,878
Aeon Co. Ltd.	246,900	4,979,211
Aeon Delight Co. Ltd.	17,500	378,748
AEON Financial Service Co. Ltd.	85,200	932,768
Aeon Mall Co. Ltd.	33,800	431,264
AEON REIT Investment Corp.	659	772,935
AGC Inc.	73,600	2,682,957
Ai Holdings Corp.	17,600	222,800
Aica Kogyo Co. Ltd.	20,000	463,418
Aiful Corp.	332,300	974,403
Ain Holdings Inc.	12,000	691,634
Air Water Inc.	75,000	1,009,717
Aisin Corp.	57,500	1,707,669
Ajinomoto Co. Inc.	185,000	4,868,456
Alfresa Holdings Corp.	78,300	1,044,983
Alps Alpine Co. Ltd.	92,900	966,855
Amada Co. Ltd.	96,700	780,534
Amano Corp.	27,200	523,333
ANA Holdings Inc.(a)	38,400	716,877
AnGes Inc.(a)(b)	118,600	330,095
Anritsu Corp.	42,300	517,014
Aozora Bank Ltd.	38,500	804,821
Arcs Co. Ltd.	16,400	261,355
Ariake Japan Co. Ltd.	10,000	398,585
As One Corp.	14,500	687,983
Asahi Group Holdings Ltd.	171,600	5,965,904
Asahi Holdings Inc.	71,900	1,097,360
Asahi Intecc Co. Ltd.	85,200	1,576,202
Asahi Kasei Corp.	470,200	3,772,134
Asics Corp.	55,900	1,065,090
Astellas Pharma Inc.	733,000	11,479,795
Atom Corp.(a)	101,200	621,312
Autobacs Seven Co. Ltd.	52,500	553,430
Awa Bank Ltd. (The)	13,900	210,231
Azbil Corp.	24,700	743,548
Bandai Namco Holdings Inc.	78,700	6,148,233
Bank of Kyoto Ltd. (The)	22,400	953,018
BayCurrent Consulting Inc.	4,800	1,501,749
Benefit One Inc.(b)	29,500	479,151
Benesse Holdings Inc.	51,400	926,333
BeNext-Yumeshin Group Co.	49,300	591,609
Bic Camera Inc.(b)	83,500	726,010
BIPROGY Inc.	22,400	478,002
BML Inc.	14,800	437,725
Bridgestone Corp.	211,000	8,230,235
Brother Industries Ltd.	89,500	1,676,463
Calbee Inc.	32,300	693,155
Canon Inc.	381,900	9,034,921
Canon Marketing Japan Inc.	23,500	551,874
Capcom Co. Ltd.	61,200	1,701,209
Casio Computer Co. Ltd.	80,600	788,425
Central Glass Co. Ltd.	24,900	613,197
Central Japan Railway Co.	54,700	6,405,199
Change Inc.	17,400	263,564
Chiba Bank Ltd. (The)	198,500	1,101,051
Chiyoda Corp.(a)	137,900	424,354
Chubu Electric Power Co. Inc.	240,000	2,560,179
Chudenko Corp.	12,200	195,918
Chugai Pharmaceutical Co. Ltd.	263,200	7,394,021
Chugoku Bank Ltd. (The)	95,000	690,840

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chugoku Electric Power Co. Inc. (The)	119,400	$780,192
Citizen Watch Co. Ltd.	128,900	565,099
CKD Corp.	17,900	254,210
Coca-Cola Bottlers Japan Holdings Inc.	71,100	810,611
COLOPL Inc.	30,300	152,734
Colowide Co. Ltd.	26,800	393,054
Comforia Residential REIT Inc.	303	765,310
COMSYS Holdings Corp.	47,200	948,260
Comture Corp.	23,700	535,192
Concordia Financial Group Ltd.	497,600	1,692,834
Cosmo Energy Holdings Co. Ltd.	39,600	1,201,082
Cosmos Pharmaceutical Corp.	7,300	784,840
CRE Logistics REIT Inc.	738	1,129,369
Create Restaurants Holdings Inc.	77,100	587,196
Create SD Holdings Co. Ltd.	10,900	252,488
Credit Saison Co. Ltd.	59,000	753,402
CyberAgent Inc.	154,600	1,542,661
CYBERDYNE Inc.(a)	93,800	247,629
Dai Nippon Printing Co. Ltd.	85,100	1,877,930
Daicel Corp.	97,700	621,501
Daido Steel Co. Ltd.	8,200	244,741
Daifuku Co. Ltd.	32,800	2,091,542
Daihen Corp.	12,500	393,765
Dai-ichi Life Holdings Inc.	399,200	6,944,035
Daiichi Sankyo Co. Ltd.	683,700	18,128,102
Daiichikosho Co. Ltd.	20,600	584,321
Daikin Industries Ltd.	93,900	16,468,016
Daio Paper Corp.	59,000	631,740
Daiseki Co. Ltd.	29,460	875,757
Daishi Hokuetsu Financial Group Inc.	17,200	331,915
Daito Trust Construction Co. Ltd.	16,600	1,573,722
Daiwa House Industry Co. Ltd.	192,200	4,748,891
Daiwa House REIT Investment Corp.	731	1,759,367
Daiwa Office Investment Corp.	112	568,205
Daiwa Securities Group Inc.	504,500	2,328,885
Daiwa Securities Living Investments Corp.	1,007	951,083
Daiwabo Holdings Co. Ltd.	65,800	944,599
DCM Holdings Co. Ltd.	58,300	456,238
DeNA Co. Ltd.(b)	32,700	483,016
Denka Co. Ltd.	24,700	640,436
Denso Corp.	166,000	9,079,380
Dentsu Group Inc.	84,800	2,962,196
Descente Ltd.	18,000	384,022
Dexerials Corp.	26,600	718,019
DIC Corp.	69,100	1,277,896
Digital Arts Inc.	8,900	440,566
Digital Garage Inc.	23,000	668,287
Dip Corp.	17,900	480,831
Disco Corp.	9,200	2,247,833
DMG Mori Co. Ltd.	51,600	692,999
Dowa Holdings Co. Ltd.	24,800	899,414
DTS Corp.	26,500	673,173
Duskin Co. Ltd.	14,100	318,118
Earth Corp.	10,000	401,364
East Japan Railway Co.	103,000	5,377,317
Ebara Corp.	36,500	1,429,854
EDION Corp.	52,400	494,031
eGuarantee Inc.	16,000	280,802
Eiken Chemical Co. Ltd.	14,400	213,007
Eisai Co. Ltd.	95,300	4,364,247

Security	Shares	Value

Japan (continued)
Elecom Co. Ltd.	29,300	$374,977
Electric Power Development Co. Ltd.	61,600	1,039,359
en Japan Inc.	12,900	202,737
ENEOS Holdings Inc.	1,163,900	4,502,433
eRex Co. Ltd.	20,000	361,826
Euglena Co. Ltd.(a)(b)	96,700	679,447
EXEO Group Inc.	32,100	537,864
Ezaki Glico Co. Ltd.	17,900	522,998
Fancl Corp.	30,400	579,442
FANUC Corp.	72,900	12,572,368
Fast Retailing Co. Ltd.	22,000	13,322,986
FCC Co. Ltd.	15,200	161,847
Ferrotec Holdings Corp.(b)	24,300	455,354
Food & Life Companies Ltd.	41,100	800,931
FP Corp.	15,100	339,976
Freee KK(a)(b)	20,600	501,801
Frontier Real Estate Investment Corp.	246	1,002,683
Fuji Corp./Aichi	30,400	471,113
Fuji Electric Co. Ltd.	51,700	2,335,076
Fuji Kyuko Co. Ltd.	14,900	457,238
Fuji Oil Holdings Inc.	15,000	255,988
Fuji Seal International Inc.	19,200	222,479
Fuji Soft Inc.	12,400	754,589
FUJIFILM Holdings Corp.	138,000	7,882,839
Fujikura Ltd.	123,100	744,165
Fujimi Inc.	11,500	512,259
Fujitec Co. Ltd.	33,900	727,693
Fujitsu General Ltd.	31,500	671,628
Fujitsu Ltd.	76,400	10,242,363
Fujiya Co. Ltd.	20,500	368,490
Fukuoka Financial Group Inc.	67,200	1,191,101
Fukuoka REIT Corp.	390	506,101
Fukuyama Transporting Co. Ltd.	12,300	287,265
Funai Soken Holdings Inc.	16,200	285,587
Furukawa Electric Co. Ltd.	25,700	449,227
Fuso Chemical Co. Ltd.	7,600	194,822
Future Corp.	35,000	424,017
Fuyo General Lease Co. Ltd.	7,500	461,685
Giken Ltd.	7,600	188,734
Global One Real Estate Investment Corp.	295	243,504
Glory Ltd.	17,300	287,262
GLP J-Reit	1,648	2,167,374
GMO internet Inc.	41,100	807,301
GMO Payment Gateway Inc.	14,100	1,171,751
GNI Group Ltd.(a)(b)	37,700	531,172
Goldwin Inc.	11,100	692,540
Gree Inc.	48,500	309,242
GS Yuasa Corp.	32,500	593,388
GungHo Online Entertainment Inc.	29,100	567,806
Gunma Bank Ltd. (The)	375,000	1,076,010
H.U. Group Holdings Inc.	27,000	647,052
H2O Retailing Corp.	47,100	354,213
Hachijuni Bank Ltd. (The)	184,800	687,981
Hakuhodo DY Holdings Inc.	86,500	889,709
Hamakyorex Co. Ltd.	7,200	172,822
Hamamatsu Photonics KK	56,100	2,549,233
Hankyu Hanshin Holdings Inc.	82,000	2,378,552
Hankyu Hanshin REIT Inc.	325	374,671
Hanwa Co. Ltd.	17,000	371,803
Harmonic Drive Systems Inc.	22,000	838,790

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Haseko Corp.	93,700	$1,140,742
Hazama Ando Corp.	60,500	407,271
Heiwa Corp.	28,700	448,010
Heiwa Real Estate Co. Ltd.	18,400	553,968
Heiwa Real Estate REIT Inc.	480	537,309
Heiwado Co. Ltd.	20,600	309,855
Hikari Tsushin Inc.	7,800	859,468
Hino Motors Ltd.	104,400	542,589
Hioki E.E. Corp.	7,400	371,962
Hirogin Holdings Inc.	183,000	845,499
Hirose Electric Co. Ltd.	6,105	877,078
HIS Co. Ltd.(a)(b)	28,800	436,959
Hisamitsu Pharmaceutical Co. Inc.	15,400	401,640
Hitachi Construction Machinery Co. Ltd.	38,300	844,969
Hitachi Ltd.	368,100	18,636,183
Hitachi Metals Ltd.(a)	63,900	982,581
Hitachi Transport System Ltd.	17,500	1,139,830
Hitachi Zosen Corp.	89,500	560,098
Hogy Medical Co. Ltd.	9,400	247,819
Hokkaido Electric Power Co. Inc.	89,600	344,156
Hokuetsu Corp.	71,100	374,911
Hokuhoku Financial Group Inc.	45,300	292,721
Hokuriku Electric Power Co.	74,500	303,598
Honda Motor Co. Ltd.	616,100	15,788,904
Horiba Ltd.	12,600	621,068
Hoshino Resorts REIT Inc.	155	759,194
Hoshizaki Corp.	21,400	638,405
Hosiden Corp.	59,600	663,522
House Foods Group Inc.	24,000	516,036
Hoya Corp.	144,100	14,437,615
Hulic Co. Ltd.	39,800	319,200
Hulic Reit Inc.	529	662,315
Ibiden Co. Ltd.	36,800	1,086,025
Ichibanya Co. Ltd.	6,400	228,397
Ichigo Inc.	167,300	377,861
Ichigo Office REIT Investment Corp.	676	434,714
Idec Corp./Japan	33,200	740,854
Idemitsu Kosan Co. Ltd.	74,500	1,937,358
IHI Corp.	59,400	1,566,242
Iida Group Holdings Co. Ltd.	41,700	682,730
Inaba Denki Sangyo Co. Ltd.	22,100	460,790
Inabata & Co. Ltd.	18,100	328,472
Industrial & Infrastructure Fund Investment Corp.	419	582,583
Infocom Corp.	15,900	255,532
Infomart Corp.	73,600	259,791
Information Services International-Dentsu Ltd.	17,000	571,644
INFRONEER Holdings Inc.	111,852	821,054
Inpex Corp.	437,800	5,017,964
Internet Initiative Japan Inc.	26,800	1,088,182
Invincible Investment Corp.	3,684	1,158,922
IR Japan Holdings Ltd.	12,600	212,130
Iriso Electronics Co. Ltd.	12,700	285,849
Isetan Mitsukoshi Holdings Ltd.	162,000	1,296,979
Isuzu Motors Ltd.	238,300	2,613,818
Ito En Ltd.	20,600	970,699
ITOCHU Corp.	455,800	13,268,183
Itochu Techno-Solutions Corp.	31,000	830,790
Itoham Yonekyu Holdings Inc.	172,200	862,993
Iwatani Corp.	16,600	695,818
Iyo Bank Ltd. (The)	88,800	430,798

Security	Shares	Value

Japan (continued)
Izumi Co. Ltd.	15,200	$356,289
J Front Retailing Co. Ltd.	152,200	1,281,298
JAFCO Group Co. Ltd.	39,300	534,469
Japan Airlines Co. Ltd.(a)	47,800	828,049
Japan Airport Terminal Co. Ltd.(a)	26,000	1,019,160
Japan Aviation Electronics Industry Ltd.	57,300	978,770
Japan Display Inc.(a)(b)	736,100	353,501
Japan Elevator Service Holdings Co. Ltd.	66,800	799,435
Japan Excellent Inc.	483	459,491
Japan Exchange Group Inc.	177,000	2,814,429
Japan Hotel REIT Investment Corp.	2,602	1,350,321
Japan Lifeline Co. Ltd.	26,400	196,973
Japan Logistics Fund Inc.	339	814,641
Japan Material Co. Ltd.	64,700	960,008
Japan Metropolitan Fund Invest	2,946	2,400,668
Japan Petroleum Exploration Co. Ltd.	22,900	604,247
Japan Post Bank Co. Ltd.(b)	73,400	587,175
Japan Post Holdings Co. Ltd.	829,400	5,971,540
Japan Post Insurance Co. Ltd.	69,100	1,117,199
Japan Prime Realty Investment Corp.	285	870,301
Japan Real Estate Investment Corp.	361	1,743,255
Japan Securities Finance Co. Ltd.	54,100	335,614
Japan Steel Works Ltd. (The)	32,700	757,517
Japan Tobacco Inc.	428,800	7,699,366
JCR Pharmaceuticals Co. Ltd.	29,900	555,513
JCU Corp.	9,800	262,746
Jeol Ltd.	19,500	886,571
JFE Holdings Inc.	187,800	2,117,416
JGC Holdings Corp.	86,400	1,062,582
JINS Holdings Inc.(b)	12,400	355,066
JMDC Inc.(b)	16,200	806,139
Joyful Honda Co. Ltd.	63,900	756,027
JSR Corp.	75,100	2,080,116
JTEKT Corp.	93,600	694,037
JTOWER Inc.(a)(b)	6,000	298,243
Justsystems Corp.	19,000	586,592
Kadokawa Corp.	54,000	1,311,349
Kagome Co. Ltd.	44,300	1,047,814
Kajima Corp.	143,000	1,632,445
Kakaku.com Inc.	59,400	1,163,446
Kaken Pharmaceutical Co. Ltd.	11,600	338,692
Kamigumi Co. Ltd.	58,500	1,189,563
Kanamoto Co. Ltd.	12,100	186,303
Kandenko Co. Ltd.	97,100	602,814
Kaneka Corp.	16,100	436,231
Kanematsu Corp.	34,300	357,553
Kansai Electric Power Co. Inc. (The)	265,600	2,692,846
Kansai Paint Co. Ltd.	74,800	1,075,634
Kao Corp.	164,900	7,172,225
Katitas Co. Ltd.	25,100	631,898
Kato Sangyo Co. Ltd.	8,900	220,519
Kawasaki Heavy Industries Ltd.	61,700	1,211,820
Kawasaki Kisen Kaisha Ltd.	20,100	1,482,166
KDDI Corp.	620,700	19,901,081
Keihan Holdings Co. Ltd.	29,700	741,017
Keikyu Corp.	87,400	970,725
Keio Corp.	25,400	972,568
Keisei Electric Railway Co. Ltd.	65,500	1,795,802
Kenedix Office Investment Corp.	172	924,517
Kenedix Residential Next Investment Corp.	463	778,348

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kenedix Retail REIT Corp.	426	$913,245
Kewpie Corp.	34,200	594,092
Keyence Corp.	74,500	29,527,486
KH Neochem Co. Ltd.	19,500	372,374
Kikkoman Corp.	60,600	3,593,259
Kinden Corp.	86,900	1,025,967
Kintetsu Group Holdings Co. Ltd.	58,500	1,933,246
Kirin Holdings Co. Ltd.	295,700	4,863,777
Kissei Pharmaceutical Co. Ltd.	24,300	515,190
Ki-Star Real Estate Co. Ltd.	5,700	208,589
Kitz Corp.	101,600	536,577
Kiyo Bank Ltd. (The)	73,900	811,675
Kobayashi Pharmaceutical Co. Ltd.	14,700	979,312
Kobe Bussan Co. Ltd.	51,200	1,459,464
Kobe Steel Ltd.	139,000	646,191
Koei Tecmo Holdings Co. Ltd.	28,690	1,001,578
Kohnan Shoji Co. Ltd.	17,800	499,144
Koito Manufacturing Co. Ltd.	27,300	897,397
Kokuyo Co. Ltd.	31,400	418,694
Komatsu Ltd.	358,500	8,287,936
KOMEDA Holdings Co. Ltd.	34,800	596,442
Komeri Co. Ltd.	13,500	271,629
Konami Group Corp.	33,700	1,991,853
Konica Minolta Inc.	173,300	614,676
Kose Corp.	10,300	919,397
Kotobuki Spirits Co. Ltd.(b)	11,000	601,269
K’s Holdings Corp.	70,600	712,895
Kubota Corp.	390,400	6,481,944
Kumagai Gumi Co. Ltd.	16,300	346,809
Kura Sushi Inc.(b)	9,800	237,894
Kuraray Co. Ltd.	101,300	815,368
Kureha Corp.	10,500	798,566
Kurita Water Industries Ltd.	32,400	1,314,129
Kusuri no Aoki Holdings Co. Ltd.	8,500	353,664
Kyocera Corp.	109,100	6,064,745
KYORIN Holdings Inc.	23,100	313,804
Kyoritsu Maintenance Co. Ltd.	17,900	689,457
Kyowa Kirin Co. Ltd.	96,100	2,265,579
Kyudenko Corp.	14,500	315,614
Kyushu Electric Power Co. Inc.	95,400	623,586
Kyushu Financial Group Inc.	183,800	543,204
Kyushu Railway Co.	38,000	796,698
LaSalle Logiport REIT	774	1,020,072
Lasertec Corp.	28,300	4,051,713
Lawson Inc.	16,400	581,568
Leopalace21 Corp.(a)	161,700	339,037
Lintec Corp.	13,300	233,822
Lion Corp.	67,900	781,762
LITALICO Inc.	12,600	238,884
Lixil Corp.	107,200	2,218,529
M&A Capital Partners Co. Ltd.(a)	4,100	114,909
M3 Inc.	169,500	5,905,365
Mabuchi Motor Co. Ltd.	19,600	561,742
Macnica Holdings Inc.	35,200	718,467
Makino Milling Machine Co. Ltd.	12,800	435,776
Makita Corp.	82,800	2,023,504
Mandom Corp.	17,400	212,429
Mani Inc.	23,200	274,725
Marubeni Corp.	634,200	5,899,497
Maruha Nichiro Corp.	21,300	397,482

Security	Shares	Value

Japan (continued)
Marui Group Co. Ltd.	77,800	$1,420,167
Maruichi Steel Tube Ltd.	34,700	768,057
Maruwa Co. Ltd./Aichi	7,800	1,002,350
Maruzen Showa Unyu Co. Ltd.	9,000	221,780
Matsui Securities Co. Ltd.	57,000	344,475
MatsukiyoCocokara & Co.	37,290	1,407,910
Mazda Motor Corp.	229,900	1,937,958
McDonald’s Holdings Co. Japan Ltd.	10,100	379,108
Mebuki Financial Group Inc.	694,200	1,400,577
Medipal Holdings Corp.	67,800	1,022,926
Megachips Corp.	16,200	405,848
Megmilk Snow Brand Co. Ltd.	18,200	253,399
Meidensha Corp.	20,500	317,288
MEIJI Holdings Co. Ltd.	25,600	1,336,576
Meiko Electronics Co. Ltd.	14,900	359,191
Meitec Corp.	31,500	593,823
Menicon Co. Ltd.	26,600	670,748
Mercari Inc.(a)	44,900	774,207
Milbon Co. Ltd.	13,000	524,292
MINEBEA MITSUMI Inc.	122,900	2,210,740
Mirai Corp.	1,249	475,009
MIRAIT One Corp.	28,100	350,976
MISUMI Group Inc.	100,100	2,490,318
Mitani Sekisan Co. Ltd.	6,700	198,805
Mitsubishi Chemical Group Corp.	440,900	2,479,413
Mitsubishi Corp.	498,200	14,806,144
Mitsubishi Electric Corp.	716,000	7,556,826
Mitsubishi Estate Co. Ltd.	423,900	6,295,596
Mitsubishi Estate Logistics REIT Investment Corp.	287	1,028,927
Mitsubishi Gas Chemical Co. Inc.	64,000	930,280
Mitsubishi HC Capital Inc.	273,830	1,326,953
Mitsubishi Heavy Industries Ltd.	121,900	4,526,447
Mitsubishi Logistics Corp.	25,400	681,538
Mitsubishi Materials Corp.	62,100	939,529
Mitsubishi Motors Corp.(a)	321,500	1,120,201
Mitsubishi UFJ Financial Group Inc.	4,567,700	25,736,668
Mitsui & Co. Ltd.	547,900	12,087,914
Mitsui Chemicals Inc.	72,000	1,516,625
Mitsui Fudosan Co. Ltd.	347,800	7,773,126
Mitsui Fudosan Logistics Park Inc.	296	1,162,549
Mitsui Mining & Smelting Co. Ltd.	28,200	675,344
Mitsui OSK Lines Ltd.	140,800	3,860,863
Miura Co. Ltd.	27,000	650,932
Mixi Inc.	14,500	255,249
Mizuho Financial Group Inc.	862,650	10,288,286
Mizuho Leasing Co. Ltd.	19,600	487,968
Mochida Pharmaceutical Co. Ltd.	20,000	490,999
Monex Group Inc.	82,500	291,091
Money Forward Inc.(a)(b)	20,900	541,879
Monogatari Corp. (The)	7,900	347,921
MonotaRO Co. Ltd.	95,500	1,705,184
Mori Hills REIT Investment Corp.	536	615,984
Mori Trust Hotel Reit Inc.	679	653,217
Mori Trust Sogo REIT Inc.	325	359,320
Morinaga & Co. Ltd./Japan	21,700	681,975
Morinaga Milk Industry Co. Ltd.	16,600	612,090
MOS Food Services Inc.	19,200	493,788
MS&AD Insurance Group Holdings Inc.	157,500	5,107,936
Murata Manufacturing Co. Ltd.	211,500	12,353,862
Musashi Seimitsu Industry Co. Ltd.	13,200	141,985

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nabtesco Corp.(b)	28,400	$680,639
Nachi-Fujikoshi Corp.	23,300	649,071
Nagase & Co. Ltd.	46,900	705,451
Nagawa Co. Ltd.(b)	4,500	278,370
Nagoya Railroad Co. Ltd.	56,000	902,724
Nakanishi Inc.	33,400	628,591
Nankai Electric Railway Co. Ltd.	65,300	1,290,025
NEC Corp.	80,600	2,975,303
NEC Networks & System Integration Corp.	77,700	1,072,516
NET One Systems Co. Ltd.	34,400	801,160
Nexon Co. Ltd.	190,500	4,324,750
Nextage Co. Ltd.	27,200	601,639
NGK Insulators Ltd.	88,900	1,300,271
NGK Spark Plug Co. Ltd.	69,100	1,353,147
NH Foods Ltd.	16,100	487,776
NHK Spring Co. Ltd.	93,200	635,133
Nichias Corp.	25,300	451,474
Nichicon Corp.	29,300	281,101
Nichiha Corp.	12,200	252,038
Nichirei Corp.	46,200	824,365
Nidec Corp.	171,600	11,925,178
Nifco Inc./Japan	33,000	800,853
Nihon Kohden Corp.	32,000	715,974
Nihon M&A Center Holdings Inc.	116,700	1,561,684
Nihon Parkerizing Co. Ltd.	37,500	270,186
Nikkon Holdings Co. Ltd.	69,600	1,279,966
Nikon Corp.	113,200	1,303,673
Nintendo Co. Ltd.	41,500	18,557,681
Nippn Corp., New	31,100	375,035
Nippon Accommodations Fund Inc.	159	830,831
Nippon Building Fund Inc.	603	3,198,762
Nippon Ceramic Co. Ltd.	8,500	133,739
Nippon Densetsu Kogyo Co. Ltd.	14,800	201,704
Nippon Electric Glass Co. Ltd.(b)	52,500	1,045,269
Nippon Express Holdings Inc.	22,100	1,320,594
Nippon Gas Co. Ltd.	53,000	795,768
Nippon Kayaku Co. Ltd.	62,900	529,488
Nippon Light Metal Holdings Co. Ltd.	68,670	821,249
Nippon Paint Holdings Co. Ltd.	328,100	2,508,053
Nippon Paper Industries Co. Ltd.	34,800	252,374
Nippon Prologis REIT Inc.	682	1,773,545
NIPPON REIT Investment Corp.	193	543,877
Nippon Sanso Holdings Corp.	51,600	870,114
Nippon Seiki Co. Ltd.	68,300	438,408
Nippon Shinyaku Co. Ltd.	14,900	922,184
Nippon Shokubai Co. Ltd.	8,700	340,527
Nippon Soda Co. Ltd.	16,700	527,971
Nippon Steel Corp.	317,800	4,728,937
Nippon Suisan Kaisha Ltd.	122,800	552,850
Nippon Telegraph & Telephone Corp.	450,900	12,880,102
Nippon Yusen KK	58,600	4,603,107
Nipro Corp.	53,100	465,669
Nishimatsu Construction Co. Ltd.	19,600	587,078
Nishimatsuya Chain Co. Ltd.	28,800	355,539
Nishi-Nippon Financial Holdings Inc.	56,300	314,113
Nishi-Nippon Railroad Co. Ltd.	30,400	670,891
Nissan Chemical Corp.	55,800	2,853,228
Nissan Motor Co. Ltd.	895,400	3,405,082
Nissha Co. Ltd.	20,200	237,820
Nisshin Oillio Group Ltd. (The)	17,300	421,288

Security	Shares	Value

Japan (continued)
Nisshin Seifun Group Inc.	66,900	$823,502
Nisshinbo Holdings Inc.	79,200	630,851
Nissin Electric Co. Ltd.	41,400	475,708
Nissin Foods Holdings Co. Ltd.	18,600	1,347,125
Nitori Holdings Co. Ltd.	24,400	2,581,485
Nitta Corp.	12,000	264,015
Nitto Boseki Co. Ltd.	11,200	203,762
Nitto Denko Corp.	57,700	3,715,607
Noevir Holdings Co. Ltd.	13,300	590,742
NOF Corp.	22,700	898,171
Nojima Corp.	18,700	410,186
NOK Corp.	36,300	325,958
Nomura Co. Ltd.	40,400	268,145
Nomura Holdings Inc.	997,700	3,806,736
Nomura Real Estate Holdings Inc.	34,700	841,800
Nomura Real Estate Master Fund Inc.	969	1,213,954
Nomura Research Institute Ltd.	123,700	3,716,480
NS Solutions Corp.	13,800	406,066
NSD Co. Ltd.	53,000	995,579
NSK Ltd.	172,900	968,257
NTN Corp.(a)	337,600	626,665
NTT Data Corp.	254,300	3,848,830
NTT UD REIT Investment Corp.	663	759,591
Obayashi Corp.	172,900	1,271,582
OBIC Business Consultants Co. Ltd.	13,300	453,727
Obic Co. Ltd.	21,700	3,469,171
Odakyu Electric Railway Co. Ltd.	91,900	1,318,068
Ogaki Kyoritsu Bank Ltd. (The)	14,000	183,424
Ohsho Food Service Corp.	12,000	628,793
Oisix ra daichi Inc.(a)	15,200	204,316
Oji Holdings Corp.	288,800	1,204,052
Okamura Corp.	16,100	160,678
Oki Electric Industry Co. Ltd.	40,400	233,418
Okinawa Electric Power Co. Inc. (The)	20,200	204,863
OKUMA Corp.	9,900	388,986
Okumura Corp.	9,200	204,519
Olympus Corp.	481,700	10,309,418
Omron Corp.	72,100	4,032,408
One REIT Inc.	152	315,968
Ono Pharmaceutical Co. Ltd.	140,700	3,956,329
Open House Group Co. Ltd.	27,600	1,204,056
Oracle Corp. Japan	14,200	885,628
Organo Corp.	7,000	489,756
Orient Corp.	191,600	194,771
Oriental Land Co. Ltd./Japan	76,600	11,630,079
ORIX Corp.	461,100	8,217,641
Orix JREIT Inc.	895	1,284,026
Osaka Gas Co. Ltd.	124,300	2,234,677
OSG Corp.	33,200	455,657
Otsuka Corp.	25,700	801,472
Otsuka Holdings Co. Ltd.	150,500	5,376,304
Outsourcing Inc.	60,500	544,240
Paltac Corp.	9,300	291,541
Pan Pacific International Holdings Corp.	144,700	2,253,047
Panasonic Holdings Corp.	875,400	7,227,421
Paramount Bed Holdings Co. Ltd.	23,900	443,053
Park24 Co. Ltd.(a)	67,400	947,085
Pasona Group Inc.(b)	13,900	213,748
Penta-Ocean Construction Co. Ltd.	103,700	569,983
PeptiDream Inc.(a)	47,300	592,295

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Persol Holdings Co. Ltd.	79,400	$1,643,721
Pigeon Corp.(b)	55,200	804,149
Pilot Corp.	17,100	653,559
PKSHA Technology Inc.(a)	16,600	285,893
Pola Orbis Holdings Inc.	26,600	326,051
Prestige International Inc.	88,700	461,670
Prima Meat Packers Ltd.	13,100	223,258
Raito Kogyo Co. Ltd.	20,000	295,052
Raksul Inc.(a)	18,700	310,474
Rakus Co. Ltd.(b)	36,500	516,367
Rakuten Group Inc.	350,000	1,735,138
Recruit Holdings Co. Ltd.	555,900	20,775,668
Relo Group Inc.	36,900	612,724
Renesas Electronics Corp.(a)	501,100	4,772,901
Rengo Co. Ltd.	52,700	308,197
RENOVA Inc.(a)	19,700	372,474
Resona Holdings Inc.	868,200	3,374,040
Resorttrust Inc.	41,400	680,636
Ricoh Co. Ltd.	213,000	1,713,172
Riken Keiki Co. Ltd.	9,600	299,366
Rinnai Corp.	10,200	775,490
Rohm Co. Ltd.	25,400	1,884,949
Rohto Pharmaceutical Co. Ltd.	32,400	971,150
Rorze Corp.	6,700	431,100
Round One Corp.	41,600	468,845
RS Technologies Co. Ltd.	11,200	526,749
Ryohin Keikaku Co. Ltd.	87,100	864,534
Saizeriya Co. Ltd.	12,200	248,015
Sakai Moving Service Co. Ltd.	6,200	230,394
Sakata Seed Corp.	21,100	767,024
SAMTY Co. Ltd.	27,300	423,116
San-A Co. Ltd.	10,800	339,317
San-Ai Obbli Co. Ltd.	16,500	132,808
SanBio Co. Ltd.(a)(b)	15,800	127,358
Sangetsu Corp.	36,100	434,914
San-in Godo Bank Ltd. (The)	159,100	808,454
Sanken Electric Co. Ltd.	17,400	670,774
Sanki Engineering Co. Ltd.	20,500	255,458
Sankyo Co. Ltd.	26,700	839,730
Sankyu Inc.	18,800	623,423
Sanrio Co. Ltd.	39,200	903,711
Sansan Inc.(a)(b)	36,800	370,101
Santen Pharmaceutical Co. Ltd.	98,700	799,484
Sanwa Holdings Corp.	87,100	940,909
Sapporo Holdings Ltd.	34,500	772,530
Sato Holdings Corp.	7,600	113,758
Sawai Group Holdings Co. Ltd.	14,700	476,869
SBI Holdings Inc/Japan	94,500	1,917,162
SCREEN Holdings Co. Ltd.	13,500	976,985
SCSK Corp.	50,400	887,556
Secom Co. Ltd.	76,300	5,096,082
Sega Sammy Holdings Inc.	83,900	1,440,842
Seibu Holdings Inc.	94,900	959,298
Seiko Epson Corp.	96,500	1,449,688
Seino Holdings Co. Ltd.	45,100	374,082
Seiren Co. Ltd.	23,300	355,897
Sekisui Chemical Co. Ltd.	97,400	1,370,365
Sekisui House Ltd.	231,600	4,101,959
Senko Group Holdings Co. Ltd.	89,000	616,056
Seria Co. Ltd.	20,700	412,321

Security	Shares	Value

Japan (continued)
Seven & i Holdings Co. Ltd.	293,800	$11,975,349
Seven Bank Ltd.	530,800	1,053,334
SG Holdings Co. Ltd.	104,600	1,996,242
Sharp Corp./Japan(b)	80,700	649,554
Shibaura Machine Co. Ltd.	14,200	303,956
SHIFT Inc.(a)	6,900	1,084,432
Shiga Bank Ltd. (The)	19,300	392,880
Shikoku Electric Power Co. Inc.	54,100	319,604
Shima Seiki Manufacturing Ltd.	22,800	382,161
Shimadzu Corp.	91,100	3,241,240
Shimamura Co. Ltd.	9,900	949,345
Shimano Inc.	25,500	4,259,678
Shimizu Corp.	141,100	799,845
Shin-Etsu Chemical Co. Ltd.	143,500	18,381,522
Shinko Electric Industries Co. Ltd.	35,400	911,679
Shinsei Bank Ltd.	38,800	586,900
Shionogi & Co. Ltd.	100,400	5,149,661
Ship Healthcare Holdings Inc.	31,700	605,819
Shiseido Co. Ltd.	154,700	6,363,309
Shizuoka Bank Ltd. (The)	140,700	851,434
SHO-BOND Holdings Co. Ltd.	23,300	1,030,897
Shochiku Co. Ltd.(a)	4,900	471,497
Shoei Co. Ltd.	18,100	777,282
Showa Denko KK	68,000	1,140,397
Skylark Holdings Co. Ltd.(a)	70,200	837,593
SMC Corp.	20,200	9,955,293
SMS Co. Ltd.	32,600	783,692
SoftBank Corp.	1,077,100	12,453,701
SoftBank Group Corp.	467,600	19,642,368
Sohgo Security Services Co. Ltd.	22,000	616,526
Sojitz Corp.	95,360	1,449,146
Sompo Holdings Inc.	107,500	4,797,855
Sony Group Corp.	486,400	41,260,295
Sosei Group Corp.(a)	46,000	496,607
SOSiLA Logistics REIT Inc.	578	667,518
Sotetsu Holdings Inc.	71,300	1,260,636
S-Pool Inc.	64,800	536,475
Square Enix Holdings Co. Ltd.	27,500	1,275,994
Stanley Electric Co. Ltd.	51,600	906,732
Star Asia Investment Corp.	1,109	494,829
Starts Corp. Inc.(b)	15,900	345,125
Subaru Corp.	212,000	3,688,992
Sugi Holdings Co. Ltd.	10,600	478,208
SUMCO Corp.	120,200	1,681,925
Sumitomo Bakelite Co. Ltd.	19,300	624,670
Sumitomo Chemical Co. Ltd.	587,800	2,310,013
Sumitomo Corp.	436,400	6,135,763
Sumitomo Electric Industries Ltd.	275,000	3,065,916
Sumitomo Forestry Co. Ltd.	57,400	891,222
Sumitomo Heavy Industries Ltd.	38,300	876,298
Sumitomo Metal Mining Co. Ltd.	96,300	3,028,038
Sumitomo Mitsui Construction Co. Ltd.	95,100	323,222
Sumitomo Mitsui Financial Group Inc.	526,800	16,526,817
Sumitomo Mitsui Trust Holdings Inc.	128,800	4,230,983
Sumitomo Osaka Cement Co. Ltd.	12,700	335,576
Sumitomo Pharma Co., Ltd.	83,800	656,277
Sumitomo Realty & Development Co. Ltd.	94,200	2,601,150
Sumitomo Rubber Industries Ltd.	91,100	821,392
Sumitomo Warehouse Co. Ltd. (The)	69,200	1,092,111
Sundrug Co. Ltd.	23,700	555,936

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Suntory Beverage & Food Ltd.	33,600	$1,325,770
Suruga Bank Ltd.	159,500	447,045
Suzuken Co. Ltd.	23,400	646,751
Suzuki Motor Corp.	141,000	4,621,886
Sysmex Corp.	66,100	4,627,782
Systena Corp.	134,500	461,238
T Hasegawa Co. Ltd.(b)	19,300	442,530
T&D Holdings Inc.	197,900	2,239,840
Tadano Ltd.	88,800	645,330
Taiheiyo Cement Corp.	57,300	859,675
Taikisha Ltd.	14,800	366,334
Taisei Corp.	69,100	2,204,760
Taisho Pharmaceutical Holdings Co. Ltd.	14,800	589,304
Taiyo Holdings Co. Ltd.	22,500	485,223
Taiyo Yuden Co. Ltd.	41,200	1,464,249
Takara Bio Inc.	26,500	428,268
Takara Holdings Inc.	81,400	658,525
Takasago Thermal Engineering Co. Ltd.	39,600	503,679
Takashimaya Co. Ltd.	87,800	943,214
Takeda Pharmaceutical Co. Ltd.	586,254	17,200,805
Takeuchi Manufacturing Co. Ltd.	28,600	552,693
Takuma Co. Ltd.	72,800	770,202
TDK Corp.	152,200	4,793,485
TechnoPro Holdings Inc.	43,100	1,001,590
Teijin Ltd.	55,400	587,015
Terumo Corp.	254,900	8,703,201
THK Co. Ltd.	49,800	1,056,534
TIS Inc.	87,800	2,489,492
TKC Corp.	15,200	399,392
Toagosei Co. Ltd.	85,700	665,377
Tobu Railway Co. Ltd.	59,200	1,405,697
Tocalo Co. Ltd.	77,300	743,301
Toda Corp.	65,400	350,795
Toei Co. Ltd.	2,700	387,288
Toho Co. Ltd./Tokyo	30,300	1,203,236
Toho Gas Co. Ltd.	29,300	705,363
Toho Holdings Co. Ltd.	20,600	315,464
Tohoku Electric Power Co. Inc.	47,900	265,202
Tokai Carbon Co. Ltd.	91,800	742,172
TOKAI Holdings Corp.	74,900	499,541
Tokai Rika Co. Ltd.	77,600	854,017
Tokai Tokyo Financial Holdings Inc.	254,100	719,618
Tokio Marine Holdings Inc.	241,100	14,113,975
Tokuyama Corp.	20,100	271,739
Tokyo Century Corp.	11,200	396,089
Tokyo Electric Power Co. Holdings Inc.(a)	622,300	2,448,977
Tokyo Electron Ltd.	59,800	20,582,768
Tokyo Gas Co. Ltd.	141,200	2,773,296
Tokyo Ohka Kogyo Co. Ltd.	14,500	751,825
Tokyo Seimitsu Co. Ltd.	24,400	847,705
Tokyo Steel Manufacturing Co. Ltd.	52,300	537,981
Tokyo Tatemono Co. Ltd.	54,000	795,273
Tokyu Construction Co. Ltd.	53,900	255,666
Tokyu Corp.	161,800	1,983,923
Tokyu Fudosan Holdings Corp.	184,500	999,796
Tokyu REIT Inc.	441	644,729
Tomy Co. Ltd.	74,000	820,070
Topcon Corp.	52,800	746,262
Toppan Inc.	100,000	1,701,545
Toray Industries Inc.	513,900	2,814,804

Security	Shares	Value

Japan (continued)
Toridoll Holdings Corp.	36,700	$712,920
Toshiba Corp.	152,900	6,202,774
Toshiba TEC Corp.	17,300	571,125
Tosoh Corp.	88,600	1,154,919
Totetsu Kogyo Co. Ltd.	9,700	173,597
TOTO Ltd.	57,700	1,965,369
Towa Pharmaceutical Co. Ltd.	12,100	230,209
Toyo Gosei Co. Ltd.	3,600	221,318
Toyo Ink SC Holdings Co. Ltd.	17,600	256,518
Toyo Seikan Group Holdings Ltd.	81,400	937,369
Toyo Suisan Kaisha Ltd.	26,500	1,125,929
Toyo Tire Corp.	42,900	576,580
Toyobo Co. Ltd.(b)	30,300	235,507
Toyoda Gosei Co. Ltd.	20,900	329,827
Toyota Boshoku Corp.	34,600	511,643
Toyota Industries Corp.	57,100	3,476,788
Toyota Motor Corp.	4,040,700	65,584,698
Toyota Tsusho Corp.	76,600	2,614,315
Trancom Co. Ltd.	2,400	132,642
Transcosmos Inc.	11,100	314,936
TRE Holdings Corp.	24,100	282,205
Trend Micro Inc/Japan	56,600	3,289,264
Tri Chemical Laboratories Inc.	16,500	281,011
Trusco Nakayama Corp.	23,200	330,167
TS Tech Co. Ltd.	38,900	443,573
Tsubakimoto Chain Co.	12,800	304,659
Tsumura & Co.	26,900	631,150
Tsuruha Holdings Inc.	14,100	803,326
UACJ Corp.	14,400	244,311
UBE Corp.	71,200	1,114,811
Ulvac Inc.	23,700	894,957
Unicharm Corp.	153,600	5,563,736
United Urban Investment Corp.	909	990,905
Universal Entertainment Corp.(a)	23,800	258,998
Ushio Inc.	51,600	713,429
USS Co. Ltd.	87,100	1,709,121
UT Group Co. Ltd.	12,100	235,640
Valor Holdings Co. Ltd.	17,900	252,399
ValueCommerce Co. Ltd.	15,000	312,134
Visional Inc.(a)	7,500	410,761
Wacoal Holdings Corp.	23,700	384,378
Wacom Co. Ltd.	134,500	882,437
WealthNavi Inc.(a)(b)	18,400	293,048
Welcia Holdings Co. Ltd.	33,800	754,920
West Holdings Corp.	13,200	406,586
West Japan Railway Co.	75,700	2,780,515
Yakult Honsha Co. Ltd.	52,300	3,185,043
Yamada Holdings Co. Ltd.	232,000	837,608
Yamaguchi Financial Group Inc.	122,600	694,023
Yamaha Corp.	56,500	2,409,954
Yamaha Motor Co. Ltd.	106,800	2,063,069
Yamato Holdings Co. Ltd.	97,000	1,697,403
Yamato Kogyo Co. Ltd.	22,900	783,086
Yamazaki Baking Co. Ltd.	49,800	601,262
Yaoko Co. Ltd.	10,800	525,223
Yaskawa Electric Corp.	90,200	3,159,155
Yokogawa Bridge Holdings Corp.	9,300	134,401
Yokogawa Electric Corp.	85,700	1,519,741
Yokohama Rubber Co. Ltd. (The)	55,400	811,467
Yoshinoya Holdings Co. Ltd.	31,300	606,767

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Z Holdings Corp.	1,052,700	$3,720,493
Zenkoku Hosho Co. Ltd.	17,000	578,357
Zensho Holdings Co. Ltd.	39,900	1,056,354
Zeon Corp.	51,800	525,987
Zojirushi Corp.	24,800	275,318
ZOZO Inc.	49,100	1,060,643

		1,536,715,028

Netherlands — 3.7%
Aalberts NV	46,620	1,997,943
ABN AMRO Bank NV, CVA(c)	167,396	1,707,087
Adyen NV(a)(c)	8,610	15,487,425
Aegon NV	730,380	3,207,978
AerCap Holdings NV(a)	57,721	2,589,364
Akzo Nobel NV	69,353	4,667,490
Alfen Beheer BV(a)(c)	11,287	1,317,624
Arcadis NV	24,964	923,060
Argenx SE(a)	20,103	7,343,654
ASM International NV	19,139	5,878,958
ASML Holding NV	155,681	89,478,870
ASR Nederland NV	60,440	2,526,236
Basic-Fit NV(a)(c)	31,483	1,276,877
BE Semiconductor Industries NV	24,884	1,335,816
Boskalis Westminster	29,663	973,318
Corbion NV	22,339	778,524
Davide Campari-Milano NV	230,658	2,560,733
Eurocommercial Properties NV	28,186	638,199
Euronext NV(c)	34,593	2,818,588
EXOR NV	41,781	2,938,559
Flow Traders(c)	25,105	545,565
Heineken Holding NV	42,245	3,338,147
Heineken NV	97,329	9,595,355
IMCD NV	23,749	3,803,376
ING Groep NV	1,503,907	14,608,688
InPost SA(a)(b)	120,088	792,971
Intertrust NV(a)(c)	33,955	669,781
Iveco Group NV(a)	87,583	536,236
Just Eat Takeaway.com NV(a)(c)	62,688	1,149,024
Just Eat Takeaway.com NV(a)(b)(c)	14,624	268,988
Koninklijke Ahold Delhaize NV	399,648	11,005,796
Koninklijke BAM Groep NV(a)	131,867	321,534
Koninklijke DSM NV	67,416	10,796,609
Koninklijke KPN NV	1,285,155	4,239,714
Koninklijke Philips NV	329,727	6,824,112
Koninklijke Vopak NV	33,834	785,254
MFE-MediaForEurope NV(a)	226,745	102,064
MFE-MediaForEurope NV, Class B(a)	226,284	145,625
NN Group NV	112,779	5,291,861
NSI NV	8,271	268,362
OCI NV	40,864	1,418,661
Pharming Group NV(a)	640,384	501,106
PostNL NV	194,167	510,717
Prosus NV, Class N	322,185	21,017,735
Randstad NV	44,823	2,265,488
RHI Magnesita NV	21,089	581,368
SBM Offshore NV	81,224	1,133,620
Shop Apotheke Europe NV(a)(c)	6,837	663,929
Signify NV(c)	55,646	1,807,272
TKH Group NV	21,407	878,777
Universal Music Group NV	283,364	6,414,369

Security	Shares	Value

Netherlands (continued)
Wolters Kluwer NV	100,386	$10,902,147

		273,630,554

New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(a)	330,566	1,038,704
Auckland International Airport Ltd.(a)	497,124	2,334,342
Chorus Ltd.	214,950	1,081,824
Contact Energy Ltd.	324,790	1,566,835
Fisher & Paykel Healthcare Corp. Ltd.	234,316	3,133,420
Fletcher Building Ltd.	396,188	1,289,017
Goodman Property Trust	549,804	755,120
Infratil Ltd.	435,237	2,298,147
Mercury NZ Ltd.	144,663	553,324
Meridian Energy Ltd.	564,484	1,771,489
Ryman Healthcare Ltd.	213,627	1,249,543
SKYCITY Entertainment Group Ltd.	280,380	489,745
Spark New Zealand Ltd.	790,044	2,540,446
Summerset Group Holdings Ltd.	164,239	1,107,177
Xero Ltd.(a)	56,276	3,707,389

		24,916,522

Norway — 0.9%
Adevinta ASA(a)	113,491	863,026
Aker ASA, Class A	13,191	1,024,428
Aker BP ASA	143,662	4,991,730
Atea ASA	30,245	369,299
Austevoll Seafood ASA	62,187	766,069
Bakkafrost P/F	16,209	1,130,022
Borregaard ASA	45,450	815,862
DNB Bank ASA	358,212	7,066,007
DNO ASA	682,528	982,042
Entra ASA(c)	23,381	329,263
Equinor ASA	396,548	15,268,638
Gjensidige Forsikring ASA	78,920	1,650,671
Kahoot! ASA(a)(b)	190,575	456,948
Kongsberg Gruppen ASA	42,200	1,555,016
Leroy Seafood Group ASA	139,633	1,096,919
Mowi ASA	147,600	3,405,883
NEL ASA(a)(b)	658,078	1,135,257
Nordic Semiconductor ASA(a)	63,600	1,117,677
Norsk Hydro ASA	575,105	3,896,469
Orkla ASA	256,180	2,211,415
Salmar ASA	22,846	1,636,430
Scatec ASA(c)	50,870	607,436
Schibsted ASA, Class A	12,054	226,561
Schibsted ASA, Class B	54,908	987,719
SpareBank 1 SMN	157,516	2,019,688
SpareBank 1 SR-Bank ASA	140,052	1,656,024
Storebrand ASA	253,883	2,135,421
Telenor ASA	235,997	2,865,982
TGS ASA	73,210	1,086,662
TOMRA Systems ASA	108,054	2,529,502
Veidekke ASA	47,333	489,390
Yara International ASA	70,615	3,009,424

		69,382,880

Portugal — 0.2%
Banco Comercial Portugues SA, Class R	3,888,346	576,985
EDP - Energias de Portugal SA	1,048,342	5,303,460
Galp Energia SGPS SA	219,635	2,318,375
Jeronimo Martins SGPS SA	101,267	2,344,022
Navigator Co. SA (The)	186,232	768,566

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
NOS SGPS SA	107,971	$407,639
REN - Redes Energeticas Nacionais SGPS SA	459,464	1,298,990
Sonae SGPS SA	877,932	998,887

		14,016,924

Singapore — 1.4%
Ascendas Real Estate Investment Trust	1,082,112	2,329,201
Ascott Residence Trust	1,230,553	1,045,000
CapitaLand China Trust	703,380	601,718
CapitaLand Integrated Commercial Trust	1,925,835	3,042,280
Capitaland Investment Ltd/Singapore	1,049,700	2,986,741
CDL Hospitality Trusts	559,690	535,810
City Developments Ltd.	153,800	864,084
ComfortDelGro Corp. Ltd.	1,186,000	1,220,216
DBS Group Holdings Ltd.	697,900	15,924,924
ESR-LOGOS REIT	1,726,751	525,474
Frasers Centrepoint Trust	568,219	960,225
Frasers Logistics & Commercial Trust	2,015,987	2,104,482
Genting Singapore Ltd.	2,717,900	1,587,357
Golden Agri-Resources Ltd.	3,345,400	629,903
Grab Holdings Ltd., Class A(a)(b)	440,619	1,299,826
Keppel Corp. Ltd.	636,100	3,178,072
Keppel DC REIT	474,250	711,071
Keppel Infrastructure Trust	2,762,600	1,172,629
Keppel REIT	796,200	640,119
Manulife US Real Estate Investment Trust	563,116	326,836
Mapletree Commercial Trust	888,800	1,224,297
Mapletree Industrial Trust	801,640	1,574,618
Mapletree Logistics Trust	1,580,634	2,017,352
NetLink NBN Trust	2,694,300	1,872,396
OUE Commercial Real Estate Investment Trust	1,187,948	331,074
Oversea-Chinese Banking Corp. Ltd.(b)	1,266,200	10,730,662
Parkway Life REIT	201,800	700,029
SATS Ltd.(a)	351,900	1,014,473
Sea Ltd., ADR(a)	140,418	10,716,702
Sembcorp Industries Ltd.	521,000	1,099,248
Sembcorp Marine Ltd.(a)(b)	7,614,188	601,435
Silverlake Axis Ltd.	854,100	248,279
Singapore Airlines Ltd.(a)	556,600	2,201,993
Singapore Exchange Ltd.	230,000	1,648,776
Singapore Post Ltd.	846,300	389,739
Singapore Technologies Engineering Ltd.	576,300	1,680,352
Singapore Telecommunications Ltd.	3,190,200	6,032,901
SPH REIT	609,350	417,081
Starhill Global REIT	1,020,100	440,157
Suntec REIT	723,000	844,455
United Overseas Bank Ltd.	448,800	8,954,158
UOL Group Ltd.	162,800	879,589
Venture Corp. Ltd.	104,500	1,331,353
Wilmar International Ltd.	797,500	2,323,840
Yangzijiang Financial Holding Ltd.(a)	956,500	273,503
Yangzijiang Shipbuilding Holdings Ltd.	1,493,400	1,006,858

		102,241,288

Spain — 2.0%
Acciona SA	8,655	1,780,943
Acerinox SA	66,148	645,363
ACS Actividades de Construccion y Servicios SA	92,203	2,216,344
Aena SME SA(a)(c)	28,429	3,595,974
Almirall SA	30,629	295,721
Amadeus IT Group SA(a)	174,352	10,166,500

Security	Shares	Value

Spain (continued)
Applus Services SA	48,427	$351,661
Banco Bilbao Vizcaya Argentaria SA	2,553,375	11,571,051
Banco de Sabadell SA	2,379,194	1,523,310
Banco Santander SA	6,566,762	16,429,187
Bankinter SA	333,630	1,642,639
Befesa SA(c)	19,625	909,041
CaixaBank SA	1,751,523	5,259,358
Cellnex Telecom SA(c)	212,497	9,504,796
Cia. de Distribucion Integral Logista Holdings SA	40,700	838,955
Cie. Automotive SA(b)	22,849	601,053
Construcciones y Auxiliar de Ferrocarriles SA	29,668	878,444
Ebro Foods SA	26,653	443,532
EDP Renovaveis SA	112,281	2,920,348
Enagas SA	23,187	457,680
Endesa SA	98,067	1,797,511
Faes Farma SA	153,482	654,132
Ferrovial SA	191,317	5,123,110
Fluidra SA	52,027	972,496
Gestamp Automocion SA(c)	75,902	291,993
Grifols SA(b)	112,771	1,645,512
Grupo Catalana Occidente SA	48,672	1,451,428
Iberdrola SA	2,210,136	23,600,878
Iberdrola SA, NVS	60,177	641,487
Indra Sistemas SA	64,691	591,774
Industria de Diseno Textil SA	413,194	10,035,224
Inmobiliaria Colonial Socimi SA	140,074	928,056
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	369,248	409,792
Mapfre SA	448,132	723,799
Mediaset Espana Comunicacion SA(a)	67,564	235,086
Melia Hotels International SA(a)	67,704	427,024
Merlin Properties Socimi SA	157,992	1,694,591
Naturgy Energy Group SA	61,596	1,806,739
Neinor Homes SA(c)	16,719	179,829
Pharma Mar SA	10,262	632,135
Prosegur Cia. de Seguridad SA	77,588	138,369
Red Electrica Corp. SA	57,325	1,127,031
Repsol SA	606,864	7,560,466
Sacyr SA	206,578	472,437
Siemens Gamesa Renewable Energy SA(a)	100,611	1,851,168
Solaria Energia y Medio Ambiente SA(a)	38,043	877,179
Tecnicas Reunidas SA(a)(b)	29,875	198,337
Telefonica SA	2,036,013	9,088,132
Viscofan SA	17,220	1,002,866

		148,190,481

Sweden — 3.3%
AAK AB	88,477	1,546,571
AddTech AB, Class B	112,662	1,928,623
AFRY AB	49,545	756,543
Alfa Laval AB	114,173	3,413,979
Arjo AB, Class B	101,964	560,118
Assa Abloy AB, Class B	382,374	9,033,976
Atlas Copco AB, Class A	1,030,290	12,043,430
Atlas Copco AB, Class B	573,478	5,957,111
Avanza Bank Holding AB	61,009	1,177,201
Axfood AB	42,322	1,342,683
Beijer Ref AB	110,330	1,750,144
BHG Group AB(a)	86,376	295,223
BICO Group AB, Class B(a)(b)	32,776	130,167
BillerudKorsnas AB	84,600	1,091,218

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Biotage AB	38,664	$850,544
Boliden AB	116,777	3,902,555
Bonava AB, Class B	92,944	348,194
Bravida Holding AB(c)	81,832	828,737
Bure Equity AB	35,844	954,202
Castellum AB	106,564	1,708,437
Catena AB	17,319	793,617
Cint Group AB(a)	71,282	503,117
Corem Property Group AB, Class B	510,683	686,750
Dios Fastigheter AB	78,123	617,522
Dometic Group AB(c)	125,665	852,224
Electrolux AB, Class B	94,816	1,367,609
Electrolux Professional AB, Class B	142,079	868,228
Elekta AB, Class B	161,224	1,164,442
Embracer Group AB(a)(b)	270,163	2,058,784
Epiroc AB, Class A	262,230	4,636,668
Epiroc AB, Class B	139,383	2,213,901
EQT AB	122,747	3,331,758
Essity AB, Class B	235,329	5,990,318
Evolution AB(c)	68,781	6,673,874
Fabege AB	108,932	1,118,166
Fastighets AB Balder, Class B(a)	237,341	1,516,152
Fortnox AB	218,913	1,248,326
Getinge AB, Class B	95,454	2,154,007
Granges AB	65,788	610,004
H & M Hennes & Mauritz AB, Class B	276,979	3,543,818
Hexagon AB, Class B	753,278	8,869,504
Hexpol AB	137,042	1,429,356
Holmen AB, Class B	37,102	1,524,593
Hufvudstaden AB, Class A	72,424	999,691
Husqvarna AB, Class B	194,124	1,547,116
Industrivarden AB, Class A	47,691	1,244,355
Industrivarden AB, Class C	83,506	2,154,476
Indutrade AB	104,515	2,456,474
Instalco AB	160,065	792,333
Intrum AB	43,504	929,244
Investment AB Latour, Class B	55,591	1,383,178
Investor AB, Class A	195,517	4,019,883
Investor AB, Class B	690,074	12,877,967
JM AB	25,094	465,683
Kindred Group PLC	93,183	820,668
Kinnevik AB, Class B(a)	91,550	1,648,987
L E Lundbergforetagen AB, Class B	27,252	1,293,366
Lifco AB, Class B	107,732	2,097,111
Lindab International AB	50,494	883,816
Loomis AB	50,964	1,437,097
Millicom International Cellular SA, SDR(a)	73,765	1,159,886
MIPS AB	19,198	1,027,087
Modern Times Group MTG AB, Class B	59,384	614,659
Mycronic AB	69,355	1,020,070
NCC AB, Class B	59,749	620,505
Nibe Industrier AB, Class B	602,088	6,065,498
Nolato AB, Class B	159,088	957,346
Nordnet AB publ	79,204	1,063,910
Nyfosa AB	79,830	745,333
Pandox AB(a)	68,189	1,000,003
Peab AB, Class B	104,568	713,408
PowerCell Sweden AB(a)	30,292	544,517
Resurs Holding AB(c)	44,477	103,902
Saab AB, Class B	30,287	1,095,590

Security	Shares	Value

Sweden (continued)
Sagax AB, Class B	81,523	$2,101,018
Samhallsbyggnadsbolaget i Norden AB(b)	490,926	910,895
Sandvik AB	408,069	7,519,152
Sectra AB	78,309	1,437,666
Securitas AB, Class B	91,430	924,569
Sinch AB(a)(b)(c)	241,954	613,446
Skandinaviska Enskilda Banken AB, Class A	621,972	6,738,088
Skanska AB, Class B	130,967	2,234,291
SKF AB, Class B	143,995	2,423,355
SSAB AB, Class B	335,135	1,537,663
Stillfront Group AB(a)	250,896	657,449
Svenska Cellulosa AB SCA, Class B	249,553	3,648,359
Svenska Handelsbanken AB, Class A	546,726	4,916,111
Sweco AB, Class B	81,361	907,443
Swedbank AB, Class A	338,127	4,683,111
Swedish Match AB	611,902	6,405,708
Swedish Orphan Biovitrum AB(a)	65,045	1,428,452
Tele2 AB, Class B	227,526	2,599,174
Telefonaktiebolaget LM Ericsson, Class B	1,114,219	8,475,021
Telia Co. AB	988,094	3,650,362
Thule Group AB(c)	47,874	1,389,868
Trelleborg AB, Class B	97,838	2,403,932
Troax Group AB	22,367	475,516
Viaplay Group AB, Class B(a)	30,530	906,459
Vitec Software Group AB, Class B	18,271	842,420
Vitrolife AB	31,742	1,035,589
Volvo AB, Class A	33,182	618,298
Volvo AB, Class B	612,028	10,988,364
Volvo Car AB, Class B(a)(b)	235,175	1,751,060
Wallenstam AB, Class B	140,981	718,625
Wihlborgs Fastigheter AB	177,310	1,511,950

		243,628,967

Switzerland — 8.7%
ABB Ltd., Registered	639,808	19,449,907
Adecco Group AG, Registered	62,328	2,195,629
Alcon Inc.	202,319	15,923,331
Allreal Holding AG, Registered	1,730	286,224
ALSO Holding AG, Registered	2,908	539,162
Bachem Holding AG, Class A	14,510	978,460
Baloise Holding AG, Registered	17,780	2,832,871
Banque Cantonale Vaudoise, Registered	12,419	1,156,337
Barry Callebaut AG, Registered	1,491	3,303,552
Belimo Holding AG, Registered	3,820	1,568,162
BKW AG	9,897	1,125,961
Bossard Holding AG, Class A, Registered	2,673	595,767
Bucher Industries AG, Registered	2,022	776,320
Burckhardt Compression Holding AG	1,845	833,522
Bystronic AG, Registered	512	378,805
Cembra Money Bank AG	11,069	804,643
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	375	4,146,998
Chocoladefabriken Lindt & Spruengli AG, Registered	38	4,382,239
Cie. Financiere Richemont SA, Class A, Registered	204,915	24,708,138
Clariant AG, Registered	89,729	1,681,121
Coca-Cola HBC AG, Class DI	74,014	1,821,604
Comet Holding AG, Registered	4,213	777,010
Credit Suisse Group AG, Registered	1,021,286	5,940,377
Daetwyler Holding AG, Bearer	2,522	614,751
DKSH Holding AG	11,975	984,327
dormakaba Holding AG	1,106	526,878

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Dufry AG, Registered(a)	28,562	$1,075,411
Emmi AG, Registered	1,088	1,082,512
EMS-Chemie Holding AG, Registered	2,798	2,221,849
Flughafen Zurich AG, Registered(a)	8,977	1,492,841
Forbo Holding AG, Registered	361	484,774
Galenica AG(c)	17,278	1,367,906
Geberit AG, Registered	13,843	7,290,785
Georg Fischer Ltd.	35,816	2,189,035
Givaudan SA, Registered	3,584	12,528,075
Gurit Holding AG(b)	2,478	301,899
Helvetia Holding AG, Registered	16,912	1,933,526
Holcim AG	216,032	10,129,448
Huber + Suhner AG, Registered	9,263	834,067
Idorsia Ltd.(a)(b)	60,977	745,694
Inficon Holding AG, Registered	627	523,270
Interroll Holding AG, Registered	260	686,151
Intershop Holding AG	669	449,819
Julius Baer Group Ltd.	92,921	4,804,949
Kardex Holding AG, Registered	3,103	622,248
Kuehne + Nagel International AG, Registered	21,608	5,819,495
Landis+Gyr Group AG	10,833	715,026
Logitech International SA, Registered	70,190	3,949,041
Lonza Group AG, Registered	29,163	17,723,852
Medmix AG(c)	15,552	352,422
Mobilezone Holding AG, Registered	33,059	590,032
Mobimo Holding AG, Registered	2,669	687,218
Nestle SA, Registered	1,082,314	132,612,994
Novartis AG, Registered	834,711	71,726,407
OC Oerlikon Corp. AG, Registered	100,112	774,775
Partners Group Holding AG	8,831	9,641,208
PSP Swiss Property AG, Registered	16,893	2,020,270
Roche Holding AG, Bearer	10,380	4,231,559
Roche Holding AG, NVS	268,551	89,160,145
Schindler Holding AG, Participation Certificates, NVS	12,953	2,531,778
Schindler Holding AG, Registered	11,595	2,201,737
Schweiter Technologies AG, Bearer	343	389,131
SFS Group AG	7,696	845,955
SGS SA, Registered	2,365	5,771,706
Siegfried Holding AG, Registered	1,281	948,007
Siemens Energy AG(a)	164,823	2,738,944
SIG Group AG	99,148	2,586,604
Sika AG, Registered	57,772	14,274,736
Softwareone Holding AG	41,779	568,642
Sonova Holding AG, Registered	22,037	7,937,326
St. Galler Kantonalbank AG, Class A, Registered	1,672	796,477
Stadler Rail AG(b)	21,234	687,693
STMicroelectronics NV	283,413	10,725,347
Straumann Holding AG	45,381	6,137,802
Sulzer AG, Registered(b)	11,482	769,688
Swatch Group AG (The), Bearer	13,914	3,704,141
Swatch Group AG (The), Registered	2,642	131,938
Swiss Life Holding AG, Registered	13,604	7,206,532
Swiss Prime Site AG, Registered	29,422	2,679,273
Swiss Re AG	117,749	8,835,508
Swisscom AG, Registered	9,762	5,277,702
Swissquote Group Holding SA, Registered	6,184	751,815
Tecan Group AG, Registered	5,935	2,107,735
Temenos AG, Registered	26,752	2,123,373
UBS Group AG, Registered	1,368,646	22,364,117
Valiant Holding AG, Registered	12,164	1,095,793

Security	Shares	Value

Switzerland (continued)
Valora Holding AG, Registered	1,761	$481,356
VAT Group AG(c)	12,048	3,508,033
Vifor Pharma AG(a)	19,598	3,424,014
Vontobel Holding AG, Registered	13,721	902,519
Zur Rose Group AG(a)(b)	4,079	291,246
Zurich Insurance Group AG	58,202	25,406,822

		639,304,289

United Kingdom — 13.4%
3i Group PLC	366,339	5,692,083
888 Holdings PLC	217,652	389,898
Abcam PLC(a)	96,980	1,449,356
abrdn PLC	459,768	932,144
Admiral Group PLC	66,065	1,544,043
Airtel Africa PLC(c)	557,084	1,076,850
AJ Bell PLC	210,293	809,145
Anglo American PLC	495,843	17,922,170
Antofagasta PLC	165,129	2,349,568
AO World PLC(a)(b)	216,691	114,579
Ascential PLC(a)	315,485	1,127,930
Ashmore Group PLC	393,091	1,035,955
Ashtead Group PLC	171,440	9,650,308
ASOS PLC(a)	50,372	641,087
Associated British Foods PLC	136,896	2,796,151
Assura PLC	1,380,747	1,157,135
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	51,324	301,852
AstraZeneca PLC	596,266	78,433,549
Auto Trader Group PLC(c)	345,802	2,665,965
Avast PLC(c)	241,025	1,364,869
AVEVA Group PLC	53,776	1,555,767
Aviva PLC	1,108,780	5,369,626
B&M European Value Retail SA	364,624	1,887,967
BAE Systems PLC	1,214,729	11,416,920
Balfour Beatty PLC	387,412	1,323,844
Barclays PLC	6,425,926	12,309,264
Barratt Developments PLC	404,354	2,479,376
Beazley PLC	225,775	1,495,338
Bellway PLC	52,027	1,554,777
Berkeley Group Holdings PLC	46,532	2,411,449
Big Yellow Group PLC	63,694	1,104,877
Bodycote PLC	90,430	661,549
boohoo Group PLC(a)(b)	726,432	593,588
BP PLC	7,548,277	36,943,228
Breedon Group PLC	684,285	592,856
British American Tobacco PLC	838,260	32,846,071
British Land Co. PLC (The)	305,689	1,838,028
Britvic PLC	115,748	1,212,943
BT Group PLC	2,702,717	5,336,035
Bunzl PLC	125,924	4,726,010
Burberry Group PLC	155,906	3,427,369
Burford Capital Ltd.	93,986	1,007,786
Capita PLC(a)	1,301,032	456,842
Capital & Counties Properties PLC	350,407	634,812
Capricorn Energy PLC(a)	286,880	769,250
Carnival PLC(a)(b)	70,013	564,550
Centamin PLC	720,221	728,195
Centrica PLC(a)	2,512,568	2,692,212
Cineworld Group PLC(a)(b)	1,082,947	305,608
Close Brothers Group PLC	62,997	851,571
CNH Industrial NV	409,264	5,272,408
Coats Group PLC	719,474	650,701

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Coca-Cola Europacific Partners PLC	81,921	$4,433,565
Compass Group PLC	676,682	15,859,013
Computacenter PLC	50,332	1,591,200
ConvaTec Group PLC(c)	601,762	1,678,005
Countryside Partnerships PLC(a)(c)	245,386	869,769
Cranswick PLC	34,670	1,410,185
Crest Nicholson Holdings PLC	185,311	623,058
Croda International PLC	53,925	4,931,441
Currys PLC	645,217	527,571
CVS Group PLC	39,900	837,696
DCC PLC	38,609	2,520,755
Dechra Pharmaceuticals PLC	44,587	2,006,533
Deliveroo PLC(a)(c)	445,638	491,901
Derwent London PLC	29,532	1,031,024
Diageo PLC	888,907	42,109,175
Diploma PLC	46,070	1,547,146
Direct Line Insurance Group PLC	443,467	1,112,902
Domino’s Pizza Group PLC	262,729	915,607
Dr. Martens PLC	236,107	749,586
Drax Group PLC	178,556	1,712,837
DS Smith PLC	600,873	2,141,867
Dunelm Group PLC	71,698	745,479
easyJet PLC(a)	131,640	642,958
Elementis PLC(a)	394,309	525,079
Entain PLC(a)	235,958	3,472,134
Essentra PLC	161,821	488,482
Euromoney Institutional Investor PLC	79,451	1,406,705
Experian PLC	355,197	12,436,247
Ferguson PLC	84,420	10,619,925
Fevertree Drinks PLC	47,769	625,877
Firstgroup PLC(b)	515,348	841,668
Frasers Group PLC(a)	141,666	1,550,069
Future PLC	56,353	1,262,606
Games Workshop Group PLC	13,670	1,293,767
Gamma Communications PLC	37,173	504,211
GB Group PLC	91,326	565,128
Genuit Group PLC	125,064	647,679
Genus PLC	31,347	1,083,389
Go-Ahead Group PLC (The)(a)	31,415	567,593
Grainger PLC	298,022	1,075,002
Great Portland Estates PLC	107,148	811,063
Greatland Gold PLC(a)	4,413,902	682,657
Greggs PLC	36,378	906,978
GSK PLC	1,559,017	32,755,263
Haleon PLC(a)	1,948,771	6,925,036
Halma PLC	146,413	4,123,411
Hammerson PLC	1,590,115	485,466
Harbour Energy PLC	207,916	929,734
Hargreaves Lansdown PLC	119,610	1,238,294
Hays PLC	736,374	1,148,867
Helios Towers PLC(a)(b)	340,931	599,404
Hikma Pharmaceuticals PLC	58,875	1,244,441
Hill & Smith Holdings PLC	36,619	588,612
Hiscox Ltd.(b)	152,298	1,658,331
HomeServe PLC	122,502	1,755,883
Howden Joinery Group PLC	244,878	2,021,358
HSBC Holdings PLC	7,751,003	48,551,949
Ibstock PLC(c)	345,815	866,796
IG Group Holdings PLC	167,611	1,626,203
IMI PLC	119,065	1,944,214

Security	Shares	Value

United Kingdom (continued)
Impax Asset Management Group PLC	47,926	$420,811
Imperial Brands PLC	353,989	7,772,299
Inchcape PLC	163,413	1,672,561
Indivior PLC(a)	357,260	1,399,082
Informa PLC(a)	581,678	4,230,337
IntegraFin Holdings PLC	167,573	558,337
InterContinental Hotels Group PLC	71,734	4,252,039
Intermediate Capital Group PLC	125,902	2,346,997
Intertek Group PLC	57,010	3,046,911
Investec PLC	312,214	1,688,971
IP Group PLC	386,612	407,263
ITM Power PLC(a)(b)	241,156	629,640
ITV PLC	1,471,027	1,323,069
IWG PLC(a)	368,657	864,569
J D Wetherspoon PLC(a)	87,974	600,776
J Sainsbury PLC	708,062	1,910,047
JD Sports Fashion PLC	1,053,200	1,672,863
JET2 PLC(a)(b)	69,786	782,186
John Wood Group PLC(a)	333,121	638,528
Johnson Matthey PLC	73,139	1,912,181
Jupiter Fund Management PLC	263,335	404,333
Kainos Group PLC	41,182	684,567
Keywords Studios PLC	49,583	1,524,374
Kingfisher PLC	825,965	2,613,247
Lancashire Holdings Ltd.	160,876	876,397
Land Securities Group PLC	228,103	2,038,335
Learning Technologies Group PLC	431,400	698,727
Legal & General Group PLC	2,291,894	7,319,202
Liontrust Asset Management PLC	29,257	371,695
Lloyds Banking Group PLC	26,633,112	14,745,638
London Stock Exchange Group PLC	126,450	12,340,594
LondonMetric Property PLC	278,103	848,039
M&G PLC	993,614	2,590,055
Man Group PLC/Jersey	631,581	2,101,106
Marks & Spencer Group PLC(a)	748,676	1,297,963
Marshalls PLC	97,938	591,307
Mediclinic International PLC(a)	207,649	1,228,652
Meggitt PLC(a)	319,054	3,073,346
Melrose Industries PLC	1,764,674	3,473,688
Micro Focus International PLC	223,573	778,843
Mondi PLC	189,935	3,604,437
Moneysupermarket.com Group PLC	517,873	1,289,200
National Express Group PLC(a)	381,775	855,330
National Grid PLC	1,398,918	19,262,532
NatWest Group PLC	2,043,603	6,206,946
Network International Holdings PLC(a)(c)	206,786	505,663
Next PLC	53,668	4,467,957
Ninety One PLC	315,576	788,601
NMC Health PLC, NVS(d)	12,146	—
Ocado Group PLC(a)(b)	181,521	1,866,082
OSB Group PLC	239,292	1,537,152
Pagegroup PLC	199,974	1,113,049
Paragon Banking Group PLC	132,948	868,030
Pearson PLC	267,160	2,472,633
Penno Group PLC	109,739	1,343,255
Persimmon PLC	122,853	2,833,753
Petrofac Ltd.(a)(b)	242,768	340,581
Pets at Home Group PLC	222,057	890,962
Phoenix Group Holdings PLC	266,269	2,097,832
Playtech PLC(a)	130,122	779,708

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Primary Health Properties PLC	773,628	$1,391,867
Provident Financial PLC	185,327	437,956
Prudential PLC	1,054,159	13,002,404
QinetiQ Group PLC	247,993	1,154,981
Quilter PLC(c)	731,359	935,181
Rathbones Group PLC	28,358	625,072
Reach PLC	174,950	205,917
Reckitt Benckiser Group PLC	272,572	22,109,605
Redrow PLC	142,780	1,009,544
RELX PLC	738,784	21,874,981
Renishaw PLC	22,104	1,173,461
Rentokil Initial PLC	750,478	4,955,375
Rightmove PLC	341,041	2,666,181
Rolls-Royce Holdings PLC(a)	3,174,958	3,470,035
Rotork PLC	329,067	1,044,218
Royal Mail PLC	318,626	1,101,106
RS GROUP PLC	208,462	2,631,764
RWS Holdings PLC	180,424	842,408
S4 Capital PLC(a)	162,173	250,794
Safestore Holdings PLC	104,594	1,456,430
Sage Group PLC (The)	355,625	3,064,816
Sanne Group PLC(a)	125,155	1,402,206
Savills PLC	72,605	1,058,542
Schroders PLC	44,494	1,613,873
Segro PLC	431,642	5,774,498
Senior PLC(a)	262,141	463,530
Serco Group PLC	536,823	1,235,065
Severn Trent PLC	90,872	3,267,014
Shaftesbury PLC	108,733	667,219
Shell PLC	2,940,235	78,434,628
Smart Metering Systems PLC	82,769	950,196
Smith & Nephew PLC	337,937	4,332,742
Smiths Group PLC	151,504	2,859,213
Softcat PLC	66,363	1,132,166
Spectris PLC	45,957	1,748,004
Spirax-Sarco Engineering PLC	28,711	4,189,191
Spirent Communications PLC	309,436	1,064,361
SSE PLC	396,885	8,572,078
SSP Group PLC(a)	345,567	1,074,616
St. James’s Place PLC	211,003	3,169,490
Standard Chartered PLC	996,031	6,865,332
Subsea 7 SA	121,828	1,097,984
Synthomer PLC	197,707	563,963
Tate & Lyle PLC	163,105	1,597,836
Taylor Wimpey PLC	1,336,742	2,080,610
Team17 Group PLC(a)	101,302	541,695
Tesco PLC	2,970,668	9,527,335
TP ICAP Group PLC	519,433	752,753
Trainline PLC(a)(c)	209,584	1,011,227
Travis Perkins PLC	91,364	1,172,624
Tritax Big Box REIT PLC	665,668	1,601,542
Tullow Oil PLC(a)(b)	972,557	610,429
Ultra Electronics Holdings PLC	29,493	1,259,487
Unilever PLC	972,319	47,354,743
UNITE Group PLC (The)	113,085	1,612,286
United Utilities Group PLC	272,002	3,613,964
Vesuvius PLC	127,023	556,570
Victrex PLC	33,889	798,188
Virgin Money UK PLC	565,908	987,033
Vistry Group PLC	102,081	1,150,752

Security	Shares	Value

United Kingdom (continued)
Vodafone Group PLC	10,150,799	$14,958,798
Weir Group PLC (The)	106,825	2,184,442
WH Smith PLC(a)	69,077	1,219,243
Whitbread PLC	75,165	2,392,488
Wickes Group PLC	196,491	326,148
Workspace Group PLC	70,910	509,667
WPP PLC	447,688	4,831,621
YouGov PLC	65,950	879,437

		988,118,451

Total Common Stocks — 99.2% (Cost: $7,308,958,820)		7,319,393,700

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	16,735	1,270,606
Fuchs Petrolub SE, Preference Shares, NVS	37,552	1,125,172
Henkel AG & Co. KGaA, Preference Shares, NVS	68,680	4,387,505
Jungheinrich AG, Preference Shares, NVS	16,893	459,819
Porsche Automobil Holding SE, Preference Shares, NVS	61,063	4,419,844
Sartorius AG, Preference Shares, NVS	10,176	4,551,717
Volkswagen AG, Preference Shares, NVS	70,215	9,927,688

		26,142,351

Total Preferred Stocks — 0.4% (Cost: $29,134,988)		26,142,351

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Expires 07/08/24)(a)	5,339	—

Total Warrants — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.6% (Cost: $7,338,093,808)		7,345,536,051

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	68,723,459	68,716,587
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	780,000	780,000

Total Short-Term Securities — 0.9% (Cost: $69,493,096)		69,496,587

Total Investments in Securities — 100.5% (Cost: $7,407,586,904)		7,415,032,638

Liabilities in Excess of Other Assets — (0.5)%		(37,938,153)

Net Assets — 100.0%		$7,377,094,485

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$34,852,882	$33,888,203	(a)	$—	$(20,492)	$(4,006)	$68,716,587	68,723,459	$1,118,022	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	700,000	80,000	(a)	—	—	—	780,000	780,000	8,543		—

					$(20,492)	$(4,006)	$69,496,587		$1,126,565		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	36	09/08/22	$5,250	$88,718
SPI 200 Index	30	09/15/22	3,628	192,970
Euro STOXX 50 Index	201	09/16/22	7,646	440,769
FTSE 100 Index	62	09/16/22	5,584	179,437

				$901,894

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$901,894	$—	$—	$—	$901,894

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI International Developed Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,405,823)	$—	$—	$—	$(2,405,823)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$918,790	$—	$—	$—	$918,790

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$27,525,115

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$924,774,853	$6,394,139,593	$479,254	$7,319,393,700
Preferred Stocks	—	26,142,351	—	26,142,351
Warrants	—	—	—	—
Money Market Funds	69,496,587	—	—	69,496,587

	$994,271,440	$6,420,281,944	$479,254	$7,415,032,638

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$901,894	$—	$901,894

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 22.4%
29Metals Ltd.(a)	96,162	$102,180
5E Advanced Materials Inc.(a)	69,168	112,997
Abacus Property Group	100,611	207,835
Accent Group Ltd.	92,367	85,189
Adbri Ltd.	112,459	200,550
AGL Energy Ltd.	148,564	874,996
Alkane Resources Ltd.(a)	143,779	79,725
Allkem Ltd.(a)	137,486	1,109,016
ALS Ltd.	102,331	840,489
Altium Ltd.	27,691	611,495
Alumina Ltd.	584,357	634,748
AMP Ltd.(a)	776,454	594,616
Ampol Ltd.	54,610	1,293,793
Ansell Ltd.	31,890	585,489
APA Group	275,674	2,260,348
APM Human Services International Ltd.(a)	74,426	173,022
Appen Ltd.	30,584	125,400
ARB Corp. Ltd.	18,675	438,526
Arena REIT	89,185	302,753
Aristocrat Leisure Ltd.	142,571	3,556,868
ASX Ltd.	45,044	2,799,699
Atlas Arteria Ltd.	228,164	1,241,518
AUB Group Ltd.	25,391	348,259
Aurizon Holdings Ltd.	433,560	1,227,103
Aussie Broadband Ltd.(a)	49,203	125,729
Austal Ltd.	90,690	170,367
Australia & New Zealand Banking Group Ltd.	658,197	10,637,293
Australia & New Zealand Banking Group Ltd., New	43,880	702,090
Australian Agricultural Co. Ltd.(a)	84,025	108,974
Australian Clinical Labs Ltd.	23,841	88,509
Australian Ethical Investment Ltd.	20,310	93,244
Australian Strategic Materials Ltd.(a)	25,572	64,421
AVZ Minerals Ltd.(a)(b)(c)	347,816	172,991
Bank of Queensland Ltd.	151,258	801,092
Bapcor Ltd.	93,178	436,880
Beach Energy Ltd.	366,080	471,774
Bega Cheese Ltd.	83,221	203,605
Bellevue Gold Ltd.(a)	175,382	104,311
Bendigo & Adelaide Bank Ltd.	127,022	921,752
Betmakers Technology Group Ltd.(a)	217,867	77,376
BHP Group Ltd.	1,215,940	33,274,631
Blackmores Ltd.	4,709	257,143
BlueScope Steel Ltd.	116,623	1,369,898
Boral Ltd.	109,623	223,397
Boss Energy Ltd. (a)	87,844	141,409
BrainChip Holdings Ltd.(a)(c)	360,355	276,792
Brambles Ltd.	340,604	2,741,420
Breville Group Ltd.	26,039	384,964
Brickworks Ltd.	18,056	266,964
BWP Trust	116,470	350,965
Calix Ltd.(a)	34,836	155,161
Capricorn Metals Ltd.(a)	70,682	193,969
carsales.com Ltd.	77,083	1,123,732
Centuria Capital Group	128,221	188,616
Centuria Industrial REIT	142,804	318,616
Centuria Office REIT	98,220	128,700
Chalice Mining Ltd.(a)(c)	71,477	244,857
Challenger Ltd.	138,585	684,577

Security	Shares	Value

Australia (continued)
Champion Iron Ltd.	82,716	$282,218
Charter Hall Group	113,071	1,021,834
Charter Hall Long Wale REIT	130,740	419,331
Charter Hall Retail REIT	124,076	367,269
Charter Hall Social Infrastructure REIT	72,407	192,346
City Chic Collective Ltd.(a)	45,234	74,017
Cleanaway Waste Management Ltd.	466,193	898,116
Clinuvel Pharmaceuticals Ltd.	13,086	173,402
Cochlear Ltd.	15,554	2,344,406
Codan Ltd./Australia	32,824	201,117
Coles Group Ltd.	316,964	4,174,523
Collins Foods Ltd.	30,499	222,317
Commonwealth Bank of Australia	409,397	29,074,311
Computershare Ltd.	129,551	2,288,776
Core Lithium Ltd.(a)(c)	389,646	323,000
Coronado Global Resources Inc.(d)	213,861	212,755
Corporate Travel Management Ltd.(a)	29,525	393,731
Costa Group Holdings Ltd.	130,630	236,821
Credit Corp. Group Ltd.	19,053	323,916
Cromwell Property Group	360,437	213,076
CSL Ltd.	115,974	23,614,276
CSR Ltd.	117,220	376,195
Data#3 Ltd.	48,035	209,215
De Grey Mining Ltd.(a)	365,726	230,638
Deterra Royalties Ltd.	105,360	321,580
Dexus	251,566	1,690,525
Dexus Industria REIT	77,635	164,042
DGL Group Ltd./Au(a)	38,350	67,282
Dicker Data Ltd.	20,642	163,534
Domain Holdings Australia Ltd.	66,839	167,343
Domino’s Pizza Enterprises Ltd.	14,446	738,622
Downer EDI Ltd.	164,529	640,537
Eagers Automotive Ltd.	38,523	340,560
Eclipx Group Ltd.(a)	77,558	143,617
Elders Ltd.	40,407	321,082
EML Payments Ltd.(a)	158,521	117,774
Endeavour Group Ltd./Australia	322,157	1,794,876
EVENT Hospitality and Entertainment Ltd.(a)	32,164	321,717
Evolution Mining Ltd.	420,886	777,493
Firefinch Ltd.(a)(b)	298,353	41,692
Flight Centre Travel Group Ltd.(a)	39,444	479,687
Fortescue Metals Group Ltd.	402,581	5,180,637
G8 Education Ltd.	242,606	181,118
GDI Property Group Partnership	137,594	94,602
Genworth Mortgage Insurance Australia Ltd.	101,506	201,133
Gold Road Resources Ltd.	253,495	247,783
Goodman Group	398,112	5,826,393
Goulamina Holdings Pty. Ltd.(a)	326,647	99,279
GPT Group (The)	453,898	1,460,280
GrainCorp Ltd., Class A	60,039	362,439
Grange Resources Ltd.	141,224	111,666
Growthpoint Properties Australia Ltd.	62,943	167,277
GUD Holdings Ltd.	32,710	202,370
GWA Group Ltd.	85,859	125,221
Hansen Technologies Ltd.	48,849	195,773
Harvey Norman Holdings Ltd.	137,831	402,210
Healius Ltd.	145,447	396,291
Home Consortium Ltd.	24,082	90,688
HomeCo Daily Needs REIT	399,041	387,372
HUB24 Ltd.	20,288	350,481

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
IDP Education Ltd.	50,132	$1,008,649
IGO Ltd.	161,118	1,262,494
Iluka Resources Ltd.	100,963	685,238
Imdex Ltd.	94,895	120,819
Imugene Ltd.(a)	1,217,783	211,983
Incitec Pivot Ltd.	466,253	1,187,940
Ingenia Communities Group	90,591	297,048
Inghams Group Ltd.	92,652	192,097
Insignia Financial Ltd.	169,648	369,090
Insurance Australia Group Ltd.	587,184	1,847,612
Integral Diagnostics Ltd.	38,719	83,939
InvoCare Ltd.	39,939	309,831
ionner Ltd.(a)	386,920	153,516
IPH Ltd.	56,824	350,790
IRESS Ltd.	43,532	349,085
JB Hi-Fi Ltd.	27,597	817,159
Jervois Global Ltd.(a)	349,962	98,681
Johns Lyng Group Ltd.	53,184	282,740
Judo Capital Holdings Ltd.(a)	149,388	138,019
Jumbo Interactive Ltd.	17,064	172,931
Karoon Energy Ltd.(a)(c)	151,898	200,708
Kelsian Group Ltd.	35,994	155,023
Kogan.com Ltd.(a)(c)	27,075	87,637
Lake Resources NL(a)(c)	309,276	178,462
Lendlease Corp. Ltd.	162,404	1,176,558
Lifestyle Communities Ltd.	25,355	302,056
Link Administration Holdings Ltd.	129,458	399,133
Liontown Resources Ltd.(a)	439,295	412,654
Lottery Corp. Ltd. (The)(a)	512,098	1,624,426
Lovisa Holdings Ltd.	19,168	240,791
Lynas Rare Earths Ltd.(a)	207,519	1,276,105
MA Financial Group Ltd.	39,090	169,355
Maas Group Holdings Ltd.(c)	25,237	73,726
Macquarie Group Ltd.	87,751	11,230,669
Magellan Financial Group Ltd.	35,591	365,671
Mayne Pharma Group Ltd.(a)	465,745	111,137
McMillan Shakespeare Ltd.	17,633	152,044
Medibank Pvt Ltd.	627,220	1,508,171
Megaport Ltd.(a)	40,680	279,306
Mesoblast Ltd.(a)(c)	228,080	149,673
Metcash Ltd.	219,147	638,800
Mincor Resources NL(a)	98,539	133,648
Mineral Resources Ltd.	39,100	1,489,870
Mirvac Group	945,601	1,432,572
Monadelphous Group Ltd.	24,336	176,672
Mount Gibson Iron Ltd.(c)	159,477	58,806
Nanosonics Ltd.(a)	67,745	225,385
National Australia Bank Ltd.	777,053	16,781,632
National Storage REIT	258,160	451,423
Nearmap Ltd.(a)	120,192	117,703
Neometals Ltd.(a)	127,442	100,379
Netwealth Group Ltd.	34,488	313,321
New Hope Corp. Ltd.(c)	126,476	391,833
Newcrest Mining Ltd.	208,992	2,816,430
NEXTDC Ltd.(a)	109,672	912,969
nib holdings Ltd.	108,311	553,909
Nick Scali Ltd.(c)	22,328	151,596
Nickel Mines Ltd.	277,716	213,277
Nine Entertainment Co. Holdings Ltd.	360,765	526,345
Northern Star Resources Ltd.	276,566	1,519,904

Security	Shares	Value

Australia (continued)
Novonix Ltd.(a)	74,759	$151,148
NRW Holdings Ltd.	102,169	139,867
Nufarm Ltd./Australia	101,695	370,359
Objective Corp. Ltd.	7,765	83,382
Omni Bridgeway Ltd.(a)	76,213	221,132
oOh!media Ltd.(c)	128,781	113,307
Orica Ltd.	93,316	1,106,003
Origin Energy Ltd.	407,565	1,711,106
Orora Ltd.	195,769	490,037
OZ Minerals Ltd.	76,884	1,026,805
Pact Group Holdings Ltd.	85,476	121,589
Paladin Energy Ltd.(a)	714,307	373,597
Pendal Group Ltd.	86,599	293,287
Pepper Money Ltd./Australia	68,201	78,295
Perenti Global Ltd.	155,616	62,778
Perpetual Ltd.	14,791	315,700
Perseus Mining Ltd.	309,635	367,481
PEXA Group Ltd.(a)(c)	23,970	245,022
Pilbara Minerals Ltd.(a)	561,517	1,107,160
Pinnacle Investment Management Group Ltd.	36,759	261,016
Platinum Asset Management Ltd.	161,760	207,696
PointsBet Holdings Ltd.(a)	52,482	118,936
PolyNovo Ltd.(a)	169,014	195,318
Premier Investments Ltd.	23,778	353,666
Pro Medicus Ltd.	12,546	439,472
PWR Holdings Ltd.	20,528	120,637
Qantas Airways Ltd.(a)	220,437	710,325
QBE Insurance Group Ltd.	348,345	2,816,621
Qube Holdings Ltd.	425,555	827,761
Ramelius Resources Ltd.	220,591	167,136
Ramsay Health Care Ltd.	43,675	2,157,622
REA Group Ltd.	11,942	1,053,575
Red 5 Ltd.(a)	576,601	106,946
Reece Ltd.	52,003	561,649
Regis Resources Ltd.	183,420	227,250
Reliance Worldwide Corp. Ltd.	176,998	553,007
Rio Tinto Ltd.	88,281	6,116,509
Rural Funds Group	113,328	218,335
Sandfire Resources Ltd.	96,541	311,552
Santos Ltd.	764,014	3,971,635
Sayona Mining Ltd.(a)	2,045,676	285,594
Scentre Group	1,216,902	2,493,727
SEEK Ltd.	76,322	1,236,198
Select Harvests Ltd.	38,125	123,203
Seven Group Holdings Ltd.	39,402	488,184
Seven West Media Ltd.(a)	263,918	88,205
SG Fleet Group Ltd.	29,732	54,620
Shopping Centres Australasia Property Group	249,338	520,362
Sierra Rutile Holdings Ltd.(a)	100,963	22,574
Sigma Healthcare Ltd.	253,468	110,092
Silver Lake Resources Ltd.(a)	242,975	245,673
Sims Ltd.	40,836	424,654
SiteMinder Ltd.(a)	58,500	174,689
SmartGroup Corp. Ltd.	35,284	170,949
Sonic Healthcare Ltd.	106,893	2,574,145
South32 Ltd.	1,099,386	2,996,502
Southern Cross Media Group Ltd.(c)	93,772	78,723
St. Barbara Ltd.	230,932	182,081
Star Entertainment Grp Ltd. (The)(a)	228,075	494,159
Steadfast Group Ltd.	228,762	857,638

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Stockland	549,940	$1,490,165
Suncorp Group Ltd.	295,611	2,334,525
Super Retail Group Ltd.	45,038	314,401
Syrah Resources Ltd.(a)	171,677	178,874
Tabcorp Holdings Ltd.	493,687	344,386
Tassal Group Ltd.	58,781	202,427
Technology One Ltd.	63,904	530,229
Telix Pharmaceuticals Ltd.(a)	48,105	251,263
Telstra Corp. Ltd.	960,202	2,624,241
Temple & Webster Group Ltd.(a)	28,648	106,494
Transurban Group	729,228	7,453,941
Treasury Wine Estates Ltd.	166,941	1,439,037
Tyro Payments Ltd.(a)	88,693	51,898
United Malt Grp Ltd.	68,638	177,260
Ventia Services Group Pty Ltd.	70,328	131,802
Vicinity Centres	878,373	1,285,231
Viva Energy Group Ltd.(d)	199,076	373,978
Vulcan Energy Resources Ltd.(a)(c)	23,889	131,922
Washington H Soul Pattinson & Co. Ltd.	51,542	933,150
Waypoint REIT Ltd.	181,711	334,729
Webjet Ltd.(a)	91,950	335,029
Wesfarmers Ltd.	270,055	8,848,490
West African Resources Ltd.(a)	263,091	244,932
Westgold Resources Ltd.	130,187	118,816
Westpac Banking Corp.	842,939	12,764,744
Whitehaven Coal Ltd.	226,347	996,579
WiseTech Global Ltd.	33,005	1,168,859
Woodside Energy Group Ltd.	453,697	10,244,695
Woolworths Group Ltd.	290,884	7,652,891
Worley Ltd.	71,255	719,126
Zip Co. Ltd.(a)(c)	124,558	100,642

		335,976,302

Cayman Islands — 0.0%
OCI International Holdings Ltd.(a)(c)	160,000	71,339

Hong Kong — 7.9%
AIA Group Ltd.	2,905,200	29,187,509
Apollo Future Mobility Group Ltd.(a)	1,236,000	49,626
ASMPT Ltd.	78,500	625,459
Atlas Corp.	22,442	262,123
Bank of East Asia Ltd. (The)	373,200	474,323
BOC Hong Kong Holdings Ltd.	894,000	3,233,879
Brightoil Petroleum Holdings Ltd.(b)	763,800	1
Budweiser Brewing Co. APAC Ltd.(d)	427,900	1,184,827
Cafe de Coral Holdings Ltd.	92,000	140,389
Champion REIT	758,000	334,312
Chow Sang Sang Holdings International Ltd.	50,000	51,687
Chow Tai Fook Jewellery Group Ltd.	503,200	995,208
CITIC Telecom International Holdings Ltd.	584,000	194,758
Citychamp Watch & Jewellery Group Ltd.(a)	492,000	74,584
CK Asset Holdings Ltd.	488,072	3,455,417
CK Hutchison Holdings Ltd.	647,072	4,292,208
CK Infrastructure Holdings Ltd.	149,000	934,345
CK Life Sciences International Holdings Inc.	1,046,000	106,796
CLP Holdings Ltd.	391,000	3,315,512
C-Mer Eye Care Holdings Ltd.(a)(c)	182,000	92,741
Comba Telecom Systems Holdings Ltd.(a)	456,000	82,434
Cowell e Holdings Inc.(a)	117,000	205,520
Crystal International Group Ltd.(d)	170,000	53,685
Dah Sing Banking Group Ltd.	104,800	79,934

Security	Shares	Value

Hong Kong (continued)
Dah Sing Financial Holdings Ltd.	33,600	$88,235
EC Healthcare	107,000	91,980
E-Commodities Holdings Ltd.	400,000	91,408
ESR Group Ltd.(a)(d)	464,600	1,208,158
Far East Consortium International Ltd.	268,000	86,455
First Pacific Co. Ltd.	542,000	216,280
Fortune REIT	328,000	280,093
Fosun Tourism Group(a)(d)	63,400	90,588
Futu Holdings Ltd., ADR(a)(c)	12,851	534,602
Galaxy Entertainment Group Ltd.	521,000	3,099,467
Guotai Junan International Holdings Ltd.	615,000	61,960
Haitong International Securities Group Ltd.(c)	1,016,300	121,658
Hang Lung Group Ltd.	223,000	402,209
Hang Lung Properties Ltd.	461,000	841,092
Hang Seng Bank Ltd.	183,800	2,964,807
Health and Happiness H&H International Holdings Ltd.	86,500	104,018
Henderson Land Development Co. Ltd.	324,970	1,131,268
HK Electric Investments & HK Electric Investments Ltd., Class SS	645,500	583,835
HKBN Ltd.	254,500	282,709
HKT Trust & HKT Ltd., Class SS	917,720	1,285,831
Hong Kong & China Gas Co. Ltd.	2,755,525	2,910,199
Hong Kong Exchanges & Clearing Ltd.	281,200	12,904,390
Hong Kong Technology Venture Co. Ltd.	189,000	117,821
Hongkong Land Holdings Ltd.	272,500	1,416,471
Hsin Chong Group Holdings Ltd.(a)(b)	1,002,000	1
Hutchison Telecommunications Hong Kong Holdings Ltd.	108,000	19,524
Hysan Development Co. Ltd.	164,000	502,756
IGG Inc.	271,000	108,684
Jardine Matheson Holdings Ltd.	51,500	2,720,014
Johnson Electric Holdings Ltd.	111,500	142,578
K Wah International Holdings Ltd.	271,000	100,760
Kerry Logistics Network Ltd.	86,151	172,933
Kerry Properties Ltd.	138,500	333,111
Link REIT	505,800	4,235,736
LK Technology Holdings Ltd.(c)	125,000	218,381
Luk Fook Holdings International Ltd.	81,000	197,772
Man Wah Holdings Ltd.	480,400	376,058
MECOM Power and Construction Ltd.	384,000	111,533
Melco International Development Ltd.(a)(c)	233,000	158,020
Melco Resorts & Entertainment Ltd., ADR(a)	56,004	288,421
MGM China Holdings Ltd.(a)	216,800	116,392
MTR Corp. Ltd.	376,000	1,991,110
New World Development Co. Ltd.	326,000	1,090,110
Nissin Foods Co. Ltd.	66,000	47,984
NWS Holdings Ltd.	437,000	433,421
Pacific Basin Shipping Ltd.	1,298,000	620,750
Pacific Textiles Holdings Ltd.	241,000	95,834
PAX Global Technology Ltd.	205,000	191,801
PCCW Ltd.	1,058,000	566,250
Perfect Medical Health Management Ltd.	65,000	30,547
Power Assets Holdings Ltd.	318,500	2,085,457
Prosperity REIT	302,000	92,332
Realord Group Holdings Ltd.(a)	108,000	135,521
Sa Sa International Holdings Ltd.(a)	436,000	72,183
Sands China Ltd.(a)	573,200	1,344,464
Shangri-La Asia Ltd.(a)	238,000	194,123
Shun Tak Holdings Ltd.(a)	428,000	80,235
Sino Land Co. Ltd.	786,000	1,167,868

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
SITC International Holdings Co. Ltd.	301,000	$1,024,883
SJM Holdings Ltd.(a)	502,000	204,810
Stella International Holdings Ltd.	165,500	161,286
Sun Hung Kai & Co. Ltd.	84,000	38,731
Sun Hung Kai Properties Ltd.	349,000	4,166,059
SUNeVision Holdings Ltd.(c)	208,000	136,035
Sunlight REIT	277,000	132,327
Swire Pacific Ltd., Class A	128,000	728,975
Swire Properties Ltd.	295,000	702,905
Techtronic Industries Co. Ltd.	322,500	3,578,660
Texhong Textile Group Ltd.	113,000	105,164
Theme International Holdings Ltd.(a)	1,170,000	153,774
United Energy Group Ltd.	2,076,000	238,544
United Laboratories International Holdings Ltd. (The)	388,000	204,685
Value Partners Group Ltd.(c)	271,000	89,996
Vesync Co. Ltd.	35,000	22,433
Vitasoy International Holdings Ltd.	200,000	301,379
Viva China Holdings Ltd.(a)(c)	1,312,000	189,014
Vobile Group Ltd.(a)	390,000	199,393
VSTECS Holdings Ltd.	152,000	116,093
VTech Holdings Ltd.	47,600	324,491
WH Group Ltd.(d)	1,957,000	1,482,108
Wharf Real Estate Investment Co. Ltd.	384,000	1,709,264
Wynn Macau Ltd.(a)	439,600	289,091
Xinyi Glass Holdings Ltd.(c)	433,000	854,020
Yue Yuen Industrial Holdings Ltd.	185,000	246,041
Zensun Enterprises Ltd.	72,000	22,013

		117,807,649

Ireland — 0.2%
James Hardie Industries PLC	104,103	2,571,001

Japan — 64.0%
77 Bank Ltd. (The)	8,000	106,922
ABC-Mart Inc.	6,900	292,208
Activia Properties Inc.	202	633,366
Adastria Co. Ltd.	3,300	49,559
ADEKA Corp.	22,000	397,942
Advance Logistics Investment Corp.	73	84,164
Advance Residence Investment Corp.	296	815,597
Advantest Corp.	46,600	2,771,627
Aeon Co. Ltd.	160,900	3,244,856
Aeon Delight Co. Ltd.	2,800	60,600
AEON Financial Service Co. Ltd.	26,200	286,837
Aeon Mall Co. Ltd.	26,800	341,949
AEON REIT Investment Corp.	333	390,573
AGC Inc.	49,400	1,800,789
Ai Holdings Corp.	5,400	68,359
Aica Kogyo Co. Ltd.	10,700	247,929
Aida Engineering Ltd.	6,700	46,116
Aiful Corp.	93,500	274,170
Ain Holdings Inc.	5,200	299,708
Air Water Inc.	47,200	635,448
Airtrip Corp.(c)	1,900	35,277
Aisin Corp.	32,600	968,174
Ajinomoto Co. Inc.	114,900	3,023,706
Alfresa Holdings Corp.	51,200	683,310
Alpen Co. Ltd.(c)	1,700	26,557
Alps Alpine Co. Ltd.	52,624	547,683
Amada Co. Ltd.	91,900	741,790
Amano Corp.	11,400	219,338

Security	Shares	Value

Japan (continued)
Amvis Holdings Inc.	1,800	$63,474
ANA Holdings Inc.(a)	34,400	642,202
AnGes Inc.(a)(c)	35,400	98,527
Anicom Holdings Inc.	21,200	108,855
Anritsu Corp.	32,800	400,900
AOKI Holdings Inc.	21,100	103,879
Aozora Bank Ltd.	27,500	574,872
Appier Group Inc.(a)	8,400	55,247
Arata Corp.	1,800	55,643
Arcland Sakamoto Co. Ltd.	4,500	52,305
Arcland Service Holdings Co. Ltd.	2,900	46,388
Arcs Co. Ltd.	6,300	100,399
Argo Graphics Inc.	2,400	62,304
Ariake Japan Co. Ltd.	4,300	171,391
ARTERIA Networks Corp.	4,000	38,200
As One Corp.	6,100	289,427
Asahi Group Holdings Ltd.	109,800	3,817,344
Asahi Holdings Inc.	21,700	331,192
Asahi Intecc Co. Ltd.	54,600	1,010,101
Asahi Kasei Corp.	309,200	2,480,527
Asics Corp.	32,900	626,860
ASKUL Corp.	5,700	75,196
Astellas Pharma Inc.	451,900	7,077,380
Atom Corp.(a)	27,100	166,379
Autobacs Seven Co. Ltd.	20,400	215,047
Avex Inc.	5,300	60,758
Awa Bank Ltd. (The)	3,800	57,473
Axial Retailing Inc.	2,200	56,451
Azbil Corp.	28,400	854,929
Bandai Namco Holdings Inc.	50,200	3,921,745
Bank of Kyoto Ltd. (The)	11,900	506,291
BayCurrent Consulting Inc.	2,800	876,020
Belc Co. Ltd.	1,400	57,895
Bell System24 Holdings Inc.	4,900	56,822
Belluna Co. Ltd.	7,600	44,420
Benefit One Inc.	23,100	375,199
Benesse Holdings Inc.	21,300	383,869
BeNext-Yumeshin Group Co.	20,700	248,404
Bengo4.com Inc.(a)(c)	900	25,957
Bic Camera Inc.	23,300	202,587
BIPROGY Inc.	21,900	467,333
BML Inc.	5,200	153,795
Bridgestone Corp.	137,400	5,359,404
Brother Industries Ltd.	56,000	1,048,960
Bunka Shutter Co. Ltd.	6,400	49,679
C Uyemura & Co. Ltd.	1,600	74,583
Calbee Inc.	24,800	532,206
Canon Electronics Inc.	4,100	51,321
Canon Inc.	243,800	5,767,776
Canon Marketing Japan Inc.	9,900	232,492
Capcom Co. Ltd.	43,700	1,214,752
Casio Computer Co. Ltd.	51,000	498,879
Cawachi Ltd.	1,400	22,629
CellSource Co. Ltd.(a)(c)	1,200	41,916
Central Glass Co. Ltd.	7,100	174,847
Central Japan Railway Co.	33,600	3,934,455
Change Inc.	4,900	74,222
Chiba Bank Ltd. (The)	139,700	774,896
Chiyoda Corp.(a)	28,200	86,779
Chofu Seisakusho Co. Ltd.	3,100	43,324

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chubu Electric Power Co. Inc.	162,300	$1,731,321
Chudenko Corp.	4,400	70,659
Chugai Pharmaceutical Co. Ltd.	163,000	4,579,124
Chugoku Bank Ltd. (The)	30,900	224,705
Chugoku Electric Power Co. Inc. (The)	85,900	561,294
Chugoku Marine Paints Ltd.	6,600	43,625
Citizen Watch Co. Ltd.	62,700	274,877
CKD Corp.	7,900	112,193
Coca-Cola Bottlers Japan Holdings Inc.	29,525	336,614
COLOPL Inc.	21,400	107,872
Colowide Co. Ltd.	23,700	347,589
Comforia Residential REIT Inc.	191	482,423
COMSYS Holdings Corp.	27,600	554,491
Comture Corp.	2,300	51,938
Concordia Financial Group Ltd.	285,100	969,910
Cosmo Energy Holdings Co. Ltd.	22,200	673,334
Cosmos Pharmaceutical Corp.	4,200	451,552
CRE Logistics REIT Inc.	127	194,349
Create Restaurants Holdings Inc.	28,100	214,011
Create SD Holdings Co. Ltd.	7,100	164,465
Credit Saison Co. Ltd.	31,400	400,963
Curves Holdings Co. Ltd.	7,700	41,908
CyberAgent Inc.	114,000	1,137,537
CYBERDYNE Inc.(a)	27,100	71,543
Cybozu Inc.	5,600	48,391
Dai Nippon Printing Co. Ltd.	54,600	1,204,876
Daicel Corp.	54,200	344,783
Daido Steel Co. Ltd.	3,900	116,401
Daifuku Co. Ltd.	25,200	1,606,916
Daihen Corp.	2,800	88,203
Daiho Corp.	1,700	54,630
Dai-ichi Life Holdings Inc.	244,800	4,258,266
Daiichi Sankyo Co. Ltd.	427,400	11,332,384
Daiichikosho Co. Ltd.	8,000	226,921
Daiki Aluminium Industry Co. Ltd.	4,200	39,158
Daikin Industries Ltd.	59,700	10,470,080
Daikokutenbussan Co. Ltd.	900	36,952
Daio Paper Corp.	25,500	273,040
Daiseki Co. Ltd.	9,140	271,705
Daishi Hokuetsu Financial Group Inc.	9,200	177,536
Daito Trust Construction Co. Ltd.	16,400	1,554,762
Daiwa House Industry Co. Ltd.	149,800	3,701,269
Daiwa House REIT Investment Corp.	531	1,278,008
Daiwa Industries Ltd.	5,300	45,146
Daiwa Office Investment Corp.	74	375,421
Daiwa Securities Group Inc.	339,400	1,566,747
Daiwa Securities Living Investments Corp.	483	456,180
Daiwabo Holdings Co. Ltd.	24,100	345,970
DCM Holdings Co. Ltd.	27,200	212,859
Demae-Can Co. Ltd.(a)(c)	7,900	37,935
DeNA Co. Ltd.	24,400	360,416
Denka Co. Ltd.	22,400	580,801
Denso Corp.	105,600	5,775,798
Dentsu Group Inc.	53,100	1,854,865
Descente Ltd.	4,100	87,472
Dexerials Corp.	11,500	310,422
DIC Corp.	21,700	401,307
Digital Arts Inc.	2,800	138,605
Digital Garage Inc.	7,900	229,542
Dip Corp.	8,400	225,642

Security	Shares	Value

Japan (continued)
Direct Marketing MiX Inc.	3,000	$46,704
Disco Corp.	6,700	1,637,009
DMG Mori Co. Ltd.	29,100	390,819
Doshisha Co. Ltd.	4,000	47,531
Doutor Nichires Holdings Co. Ltd.	3,600	44,993
Dowa Holdings Co. Ltd.	11,000	398,934
DTS Corp.	8,900	226,084
Duskin Co. Ltd.	9,000	203,054
DyDo Group Holdings Inc.	1,100	42,021
Earth Corp.	3,900	156,532
East Japan Railway Co.	75,500	3,941,626
Ebara Corp.	24,600	963,683
EDION Corp.	20,600	194,218
eGuarantee Inc.	6,900	121,096
Eiken Chemical Co. Ltd.	7,200	106,503
Eisai Co. Ltd.	58,500	2,678,998
Eizo Corp.	2,400	67,128
Elan Corp.	5,300	46,965
Elecom Co. Ltd.(c)	8,200	104,942
Electric Power Development Co. Ltd.	31,700	534,865
EM Systems Co. Ltd.	6,200	51,455
en Japan Inc.	4,700	73,866
ENEOS Holdings Inc.	756,400	2,926,059
eRex Co. Ltd.	7,800	141,112
Euglena Co. Ltd.(a)	27,300	191,819
Exedy Corp.	4,200	54,690
EXEO Group Inc.	25,100	420,573
Ezaki Glico Co. Ltd.	10,100	295,100
Fancl Corp.	23,100	440,299
FANUC Corp.	47,000	8,105,642
Fast Retailing Co. Ltd.	14,300	8,659,941
FCC Co. Ltd.	4,700	50,045
Ferrotec Holdings Corp.	10,000	187,389
Financial Products Group Co. Ltd.	8,000	62,453
Food & Life Companies Ltd.	27,100	528,108
FP Corp.	10,100	227,401
Freee KK(a)(c)	8,200	199,746
Frontier Real Estate Investment Corp.	102	415,747
Fuji Co. Ltd./Ehime	3,100	50,689
Fuji Corp./Aichi	20,600	319,241
Fuji Electric Co. Ltd.	29,400	1,327,877
Fuji Kyuko Co. Ltd.	3,300	101,267
Fuji Media Holdings Inc.	6,400	55,708
Fuji Oil Holdings Inc.	7,200	122,874
Fuji Seal International Inc.	6,500	75,318
Fuji Soft Inc.	5,300	322,526
Fujicco Co. Ltd.	3,200	46,396
FUJIFILM Holdings Corp.	85,100	4,861,084
Fujikura Ltd.	58,100	351,227
Fujimi Inc.	2,600	115,815
Fujimori Kogyo Co. Ltd.	1,600	42,731
Fujitec Co. Ltd.	19,400	416,438
Fujitsu General Ltd.	19,600	417,902
Fujitsu Ltd.	48,000	6,434,993
Fukui Computer Holdings Inc.	1,900	50,226
Fukuoka Financial Group Inc.	35,432	628,022
Fukuoka REIT Corp.	201	260,836
Fukushima Galilei Co. Ltd.	1,500	41,242
Fukuyama Transporting Co. Ltd.	3,900	91,084
Fullcast Holdings Co. Ltd.	2,900	51,328

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Funai Soken Holdings Inc.	5,900	$104,010
Furukawa Co. Ltd.	4,900	45,543
Furukawa Electric Co. Ltd.	21,400	374,064
Fuso Chemical Co. Ltd.	3,300	84,594
Future Corp.	5,800	70,266
Fuyo General Lease Co. Ltd.	4,100	252,388
G-7 Holdings Inc.	3,000	33,513
Genky DrugStores Co. Ltd.	1,300	31,682
Geo Holdings Corp.	4,400	46,481
Giken Ltd.	2,600	64,567
Global One Real Estate Investment Corp.	278	229,471
GLOBERIDE Inc.	2,200	37,713
Glory Ltd.	11,600	192,615
GLP J-Reit	1,166	1,533,470
GMO Financial Gate Inc.(c)	200	21,359
GMO Financial Holdings Inc.	7,000	41,315
GMO GlobalSign Holdings KK	1,100	49,414
GMO internet Inc.	20,600	404,633
GMO Payment Gateway Inc.	8,800	731,306
GNI Group Ltd.(a)(c)	6,000	84,537
Goldcrest Co. Ltd.	3,600	48,964
Goldwin Inc.	5,000	311,955
Gree Inc.	19,500	124,334
GS Yuasa Corp.	20,700	377,943
G-Tekt Corp.	4,900	49,360
GungHo Online Entertainment Inc.	8,200	160,000
Gunma Bank Ltd. (The)	93,500	268,285
Gunze Ltd.	2,100	61,197
H.U. Group Holdings Inc.	11,400	273,200
H2O Retailing Corp.	23,400	175,978
Hachijuni Bank Ltd. (The)	94,400	351,436
Hakuhodo DY Holdings Inc.	54,000	555,425
Halows Co. Ltd.	2,200	51,827
Hamakyorex Co. Ltd.	2,300	55,207
Hamamatsu Photonics KK	31,600	1,435,932
Hankyu Hanshin Holdings Inc.	54,600	1,583,767
Hankyu Hanshin REIT Inc.	147	169,467
Hanwa Co. Ltd.	8,500	185,902
Harmonic Drive Systems Inc.	10,100	385,081
Haseko Corp.	58,200	708,551
Hazama Ando Corp.	48,300	325,144
Heiwa Corp.	15,800	246,640
Heiwa Real Estate Co. Ltd.	6,500	195,695
Heiwa Real Estate REIT Inc.	259	289,923
Heiwado Co. Ltd.	4,300	64,678
Hiday Hidaka Corp.	3,700	60,060
Hikari Tsushin Inc.	4,300	473,809
Hino Motors Ltd.	86,400	449,039
Hioki E.E. Corp.	1,100	55,292
Hirata Corp.	1,000	35,853
Hirogin Holdings Inc.	85,100	393,180
Hirose Electric Co. Ltd.	6,400	919,459
HIS Co. Ltd.(a)(c)	10,900	165,377
Hisamitsu Pharmaceutical Co. Inc.	9,800	255,589
Hitachi Construction Machinery Co. Ltd.	27,300	602,289
Hitachi Ltd.	230,100	11,649,513
Hitachi Metals Ltd.(a)	51,700	794,983
Hitachi Transport System Ltd.	8,800	573,172
Hitachi Zosen Corp.	34,600	216,530
Hogy Medical Co. Ltd.	6,200	163,455

Security	Shares	Value

Japan (continued)
Hokkaido Electric Power Co. Inc.	48,600	$186,674
Hokkoku Financial Holdings Inc.	5,100	177,562
Hokuetsu Corp.	27,300	143,953
Hokuhoku Financial Group Inc.	28,300	182,870
Hokuriku Electric Power Co.	34,200	139,370
Hokuto Corp.	3,100	44,984
Honda Motor Co. Ltd.	397,300	10,181,678
Horiba Ltd.	8,100	399,258
Hoshino Resorts REIT Inc.	52	254,697
Hoshizaki Corp.	23,500	701,052
Hosiden Corp.	19,300	214,865
House Foods Group Inc.	19,400	417,129
Hoya Corp.	87,700	8,786,806
Hulic Co. Ltd.	102,700	823,663
Hulic Reit Inc.	278	348,060
Hyakugo Bank Ltd. (The)	33,100	81,285
Ibiden Co. Ltd.	26,500	782,056
Ichibanya Co. Ltd.	2,100	74,943
Ichigo Inc.	93,100	210,274
Ichigo Office REIT Investment Corp.	269	172,985
Idec Corp./Japan	4,200	93,723
Idemitsu Kosan Co. Ltd.	50,947	1,324,867
IDOM Inc.	6,700	40,727
IHI Corp.	30,600	806,852
Iida Group Holdings Co. Ltd.	33,500	548,476
Iino Kaiun Kaisha Ltd.	21,000	112,003
Inaba Denki Sangyo Co. Ltd.	10,100	210,588
Inabata & Co. Ltd.	10,400	188,735
Inageya Co. Ltd.	4,500	43,056
Industrial & Infrastructure Fund Investment Corp.	499	693,817
Infocom Corp.	2,500	40,178
Infomart Corp.	47,900	169,076
Information Services International-Dentsu Ltd.	4,200	141,230
INFRONEER Holdings Inc.	54,600	400,793
Inpex Corp.	255,500	2,928,483
Insource Co. Ltd.	3,000	63,480
Internet Initiative Japan Inc.	12,000	487,246
Invincible Investment Corp.	1,816	571,282
IR Japan Holdings Ltd.	1,300	21,886
Iriso Electronics Co. Ltd.	3,000	67,523
Isetan Mitsukoshi Holdings Ltd.	93,300	746,964
Isuzu Motors Ltd.	147,600	1,618,965
Ito En Ltd.	11,200	527,759
.ITOCHU Corp.	284,200	8,272,966
Itochu Enex Co. Ltd.	7,500	60,374
Itochu Techno-Solutions Corp.	24,700	661,952
Itochu-Shokuhin Co. Ltd.	1,300	48,773
Itoham Yonekyu Holdings Inc.	33,000	165,382
Iwatani Corp.	7,000	293,417
Iyo Bank Ltd. (The)	54,600	264,882
Izumi Co. Ltd.	7,600	178,144
J Front Retailing Co. Ltd.	58,200	489,957
JAC Recruitment Co. Ltd.	4,100	60,521
Jaccs Co. Ltd.	2,700	77,223
JAFCO Group Co. Ltd.	23,600	320,953
Japan Airlines Co. Ltd.(a)	32,200	557,807
Japan Airport Terminal Co. Ltd.(a)	16,100	631,095
Japan Aviation Electronics Industry Ltd.	10,700	182,772
Japan Display Inc.(a)	152,800	73,380
Japan Elevator Service Holdings Co. Ltd.	16,400	196,269

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Excellent Inc.	321	$305,376
Japan Exchange Group Inc.	129,500	2,059,145
Japan Hotel REIT Investment Corp.	1,240	643,504
Japan Lifeline Co. Ltd.	19,100	142,507
Japan Logistics Fund Inc.	223	535,885
Japan Material Co. Ltd.	20,300	301,208
Japan Metropolitan Fund Invest	1,773	1,444,801
Japan Petroleum Exploration Co. Ltd.	5,000	131,932
Japan Post Bank Co. Ltd.(c)	115,800	926,360
Japan Post Holdings Co. Ltd.	607,200	4,371,737
Japan Post Insurance Co. Ltd.	49,200	795,458
Japan Prime Realty Investment Corp.	236	720,670
Japan Pulp & Paper Co. Ltd.	1,600	50,052
Japan Real Estate Investment Corp.	287	1,385,912
Japan Securities Finance Co. Ltd.	22,300	138,340
Japan Steel Works Ltd. (The)	19,700	456,363
Japan Tobacco Inc.	295,300	5,302,292
Japan Wool Textile Co. Ltd. (The)	7,300	56,929
JCR Pharmaceuticals Co. Ltd.	20,300	377,154
JCU Corp.	2,900	77,751
Jeol Ltd.	9,200	418,280
JFE Holdings Inc.	123,500	1,392,444
JGC Holdings Corp.	54,600	671,493
JINS Holdings Inc.	2,100	60,132
JMDC Inc.	5,300	263,737
J-Oil Mills Inc.	3,600	43,806
Joshin Denki Co. Ltd.	2,600	39,180
Joyful Honda Co. Ltd.	19,400	229,529
JSR Corp.	47,800	1,323,962
JTEKT Corp.	54,200	401,889
JTOWER Inc.(a)(c)	1,300	64,619
Juroku Financial Group Inc.	5,700	106,988
Justsystems Corp.	7,400	228,462
Kadokawa Corp.	24,500	594,964
Kaga Electronics Co. Ltd.	2,400	58,479
Kagome Co. Ltd.	22,100	522,724
Kajima Corp.	115,000	1,312,806
Kakaku.com Inc.	31,500	616,979
Kaken Pharmaceutical Co. Ltd.	7,100	207,303
Kameda Seika Co. Ltd.	2,000	70,979
Kamigumi Co. Ltd.	24,700	502,260
Kanamoto Co. Ltd.	4,800	73,905
Kandenko Co. Ltd.	23,200	144,030
Kaneka Corp.	10,000	270,951
Kanematsu Corp.	21,100	219,952
Kanematsu Electronics Ltd.	1,700	53,397
Kansai Electric Power Co. Inc. (The)	174,800	1,772,250
Kansai Paint Co. Ltd.	46,400	667,238
Kanto Denka Kogyo Co. Ltd.	6,000	41,151
Kao Corp.	112,200	4,880,071
Kappa Create Co. Ltd.(a)	4,500	49,885
Katakura Industries Co. Ltd.	2,700	41,442
Katitas Co. Ltd.	10,700	269,375
Kato Sangyo Co. Ltd.	5,600	138,754
Kawasaki Heavy Industries Ltd.	32,100	630,461
Kawasaki Kisen Kaisha Ltd.	10,900	803,761
KDDI Corp.	384,700	12,334,374
KeePer Technical Laboratory Co. Ltd.	1,800	48,353
Keihan Holdings Co. Ltd.	25,300	631,236
Keihanshin Building Co. Ltd.	4,300	42,308

Security	Shares	Value

Japan (continued)
Keikyu Corp.	54,600	$606,425
Keio Corp.	26,200	1,003,200
Keisei Electric Railway Co. Ltd.	30,000	822,505
Keiyo Bank Ltd. (The)	23,900	85,254
Keiyo Co. Ltd.	5,000	37,060
Kenedix Office Investment Corp.	90	483,759
Kenedix Residential Next Investment Corp.	237	398,420
Kenedix Retail REIT Corp.	156	334,428
Kewpie Corp.	25,100	436,015
Keyence Corp.	46,900	18,588,444
KFC Holdings Japan Ltd.	2,100	46,419
KH Neochem Co. Ltd.	5,100	97,390
Kikkoman Corp.	34,700	2,057,526
Kinden Corp.	27,300	322,312
Kintetsu Group Holdings Co. Ltd.	42,800	1,414,409
Kirin Holdings Co. Ltd.	204,700	3,366,977
Kisoji Co. Ltd.	3,300	56,488
Kissei Pharmaceutical Co. Ltd.	6,900	146,288
Ki-Star Real Estate Co. Ltd.	1,400	51,232
Kitz Corp.	19,400	102,457
Kiyo Bank Ltd. (The)	19,600	215,275
Koa Corp.	4,700	75,752
Kobayashi Pharmaceutical Co. Ltd.	11,200	746,143
Kobe Bussan Co. Ltd.	35,000	997,680
Kobe Steel Ltd.	92,400	429,554
Koei Tecmo Holdings Co. Ltd.	15,786	551,095
Kohnan Shoji Co. Ltd.	3,900	109,363
Koito Manufacturing Co. Ltd.	26,400	867,813
Kokuyo Co. Ltd.	22,600	301,353
Komatsu Ltd.	224,500	5,190,074
KOMEDA Holdings Co. Ltd.	9,700	166,250
Komeri Co. Ltd.	4,400	88,531
Konami Group Corp.	24,000	1,418,530
Konica Minolta Inc.	119,700	424,563
Konishi Co. Ltd.	4,300	52,568
Konoike Transport Co. Ltd.	5,500	53,390
Kose Corp.	7,000	624,833
Koshidaka Holdings Co. Ltd.	7,800	43,849
Kotobuki Spirits Co. Ltd.(c)	4,400	240,508
K’s Holdings Corp.	46,400	468,531
Kubota Corp.	247,900	4,115,968
Kumagai Gumi Co. Ltd.	5,300	112,766
Kumiai Chemical Industry Co. Ltd.	22,400	167,554
Kura Sushi Inc.(c)	3,300	80,107
Kuraray Co. Ltd.	86,100	693,023
Kureha Corp.	3,300	250,978
Kurita Water Industries Ltd.	24,900	1,009,933
Kusuri no Aoki Holdings Co. Ltd.	4,200	174,752
KYB Corp.	2,800	65,109
Kyocera Corp.	78,500	4,363,726
Kyoei Steel Ltd.	4,800	53,227
Kyokuto Kaihatsu Kogyo Co. Ltd.	4,400	48,053
KYORIN Holdings Inc.	5,700	77,432
Kyoritsu Maintenance Co. Ltd.	6,200	238,806
Kyowa Kirin Co. Ltd.	61,700	1,454,591
Kyudenko Corp.	9,900	215,488
Kyushu Electric Power Co. Inc.	112,700	736,668
Kyushu Financial Group Inc.	113,100	334,257
Kyushu Railway Co.	30,300	635,261
LaSalle Logiport REIT	475	626,013

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Lasertec Corp.	19,200	$2,748,865
Lawson Inc.	9,500	336,884
Leopalace21 Corp.(a)	35,100	73,594
Life Corp.	5,000	96,919
Link And Motivation Inc.	5,700	24,953
Lintec Corp.	6,400	112,516
Lion Corp.	54,700	629,784
LITALICO Inc.	2,600	49,294
Lixil Corp.	76,000	1,572,838
M&A Capital Partners Co. Ltd.(a)	2,200	61,659
M3 Inc.	107,900	3,759,226
Mabuchi Motor Co. Ltd.	10,000	286,603
Macnica Holdings Inc.	10,000	204,110
Maeda Kosen Co. Ltd.	2,300	53,741
Makino Milling Machine Co. Ltd.	3,700	125,967
Makita Corp.	54,600	1,334,340
Management Solutions Co. Ltd.(a)(c)	1,500	34,951
Mandom Corp.	5,700	69,589
Mani Inc.	22,300	264,067
Marubeni Corp.	382,400	3,557,187
Maruha Nichiro Corp.	9,500	177,281
Marui Group Co. Ltd.	47,300	863,418
Maruichi Steel Tube Ltd.	19,600	433,830
MARUKA FURUSATO Corp.	2,900	63,115
Maruwa Co. Ltd./Aichi	2,000	257,013
Maruwa Unyu Kikan Co. Ltd.	4,100	47,059
Maruzen Showa Unyu Co. Ltd.	1,900	46,820
Matsuda Sangyo Co. Ltd.	3,600	54,843
Matsui Securities Co. Ltd.	26,200	158,338
MatsukiyoCocokara & Co.	26,830	1,012,986
Matsuyafoods Holdings Co. Ltd.	1,700	51,815
Max Co. Ltd.	3,600	46,067
Maxell Ltd.	6,400	66,942
Maxvalu Tokai Co. Ltd.	2,400	48,817
Mazda Motor Corp.	139,300	1,174,239
McDonald’s Holdings Co. Japan Ltd.	22,500	844,547
MCJ Co. Ltd.	21,400	151,807
Mebuki Financial Group Inc.	248,690	501,742
Medipal Holdings Corp.	48,100	725,704
Medley Inc.(a)(c)	2,900	72,260
MedPeer Inc.(a)(c)	1,900	31,460
Megachips Corp.	2,000	50,105
Megmilk Snow Brand Co. Ltd.	6,600	91,892
Meidensha Corp.	5,200	80,483
MEIJI Holdings Co. Ltd.	27,500	1,435,775
Meiko Electronics Co. Ltd.	4,500	108,481
Meitec Corp.	16,000	301,625
Melco Holdings Inc.	1,200	32,168
Menicon Co. Ltd.	19,300	486,670
Mercari Inc.(a)(c)	26,300	453,489
METAWATER Co. Ltd.	3,600	53,814
Micronics Japan Co. Ltd.	5,000	48,022
Midac Holdings Co. Ltd.	1,200	26,616
Mie Kotsu Group Holdings Inc.	21,200	77,117
Milbon Co. Ltd.	5,600	225,849
Mimasu Semiconductor Industry Co. Ltd.	2,700	43,297
MINEBEA MITSUMI Inc.	97,000	1,744,848
Mirai Corp.	315	119,798
MIRAIT One Corp.	24,500	306,011
MISUMI Group Inc.	62,700	1,559,869

Security	Shares	Value

Japan (continued)
Mitani Sekisan Co. Ltd.	1,000	$29,672
Mitsubishi Chemical Group Corp.	333,600	1,876,008
Mitsubishi Corp.	301,600	8,963,334
Mitsubishi Electric Corp.	469,800	4,958,376
Mitsubishi Estate Co. Ltd.	292,800	4,348,551
Mitsubishi Estate Logistics REIT Investment Corp.	89	319,075
Mitsubishi Gas Chemical Co. Inc.	34,300	498,572
Mitsubishi HC Capital Inc.	187,900	910,545
Mitsubishi Heavy Industries Ltd.	78,900	2,929,751
Mitsubishi Logistics Corp.	11,100	297,837
Mitsubishi Materials Corp.	27,300	413,030
Mitsubishi Motors Corp.(a)	181,600	632,748
Mitsubishi Pencil Co. Ltd.	5,300	56,471
Mitsubishi Research Institute Inc.	1,600	52,860
Mitsubishi Shokuhin Co. Ltd.	2,000	52,006
Mitsubishi UFJ Financial Group Inc.	2,875,600	16,202,544
Mitsuboshi Belting Ltd.	3,200	77,656
Mitsui & Co. Ltd.	341,700	7,538,675
Mitsui Chemicals Inc.	47,400	998,445
Mitsui DM Sugar Holdings Co. Ltd.	3,200	45,668
Mitsui Fudosan Co. Ltd.	221,700	4,954,865
Mitsui Fudosan Logistics Park Inc.	115	451,666
Mitsui High-Tec Inc.	4,100	275,404
Mitsui Mining & Smelting Co. Ltd.	11,400	273,011
Mitsui OSK Lines Ltd.	85,700	2,349,971
Mitsui-Soko Holdings Co. Ltd.	2,900	67,634
Mitsuuroko Group Holdings Co. Ltd.	7,600	54,313
Miura Co. Ltd.	24,000	578,606
Mixi Inc.	6,900	121,463
Mizuho Financial Group Inc.	583,720	6,961,663
Mizuho Leasing Co. Ltd.	6,800	169,295
Mizuno Corp.	2,700	50,703
Mochida Pharmaceutical Co. Ltd.	3,400	83,470
Modec Inc.	3,300	30,756
Monex Group Inc.	46,700	164,775
Money Forward Inc.(a)	9,000	233,345
Monogatari Corp. (The)	1,000	44,041
MonotaRO Co. Ltd.	59,500	1,062,392
Mori Hills REIT Investment Corp.	334	383,841
Mori Trust Hotel Reit Inc.	49	47,139
Mori Trust Sogo REIT Inc.	251	277,506
Morinaga & Co. Ltd./Japan	8,000	251,419
Morinaga Milk Industry Co. Ltd.	7,800	287,608
Morita Holdings Corp.	5,100	51,688
MOS Food Services Inc.	3,600	92,585
MS&AD Insurance Group Holdings Inc.	107,400	3,483,126
Murata Manufacturing Co. Ltd.	137,100	8,008,106
Musashi Seimitsu Industry Co. Ltd.	6,900	74,220
Musashino Bank Ltd. (The)	3,400	45,267
Nabtesco Corp.(c)	27,300	654,276
Nachi-Fujikoshi Corp.	2,200	61,286
Nafco Co. Ltd.	3,900	46,897
Nagaileben Co. Ltd.	3,200	48,765
Nagase & Co. Ltd.	24,100	362,502
Nagawa Co. Ltd.(c)	1,000	61,860
Nagoya Railroad Co. Ltd.	47,400	764,091
Nakanishi Inc.	20,600	387,694
Nankai Electric Railway Co. Ltd.	25,400	501,786
Nanto Bank Ltd. (The)	3,400	51,753
NEC Corp.	57,400	2,118,888

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NEC Networks & System Integration Corp.	22,600	$311,954
NET One Systems Co. Ltd.	23,400	544,975
Nexon Co. Ltd.	126,700	2,876,356
Nextage Co. Ltd.	9,600	212,343
NGK Insulators Ltd.	56,400	824,919
NGK Spark Plug Co. Ltd.	34,900	683,427
NH Foods Ltd.	21,900	663,497
NHK Spring Co. Ltd.	47,900	326,426
Nichias Corp.	11,400	203,431
Nichicon Corp.	5,700	54,685
Nichiden Corp.	2,900	43,134
Nichiha Corp.	4,900	101,228
Nichi-Iko Pharmaceutical Co. Ltd.(a)	21,600	58,370
Nichirei Corp.	27,300	487,125
Nidec Corp.	107,700	7,484,509
Nifco Inc./Japan	22,400	543,609
Nihon Kohden Corp.	22,500	503,419
Nihon M&A Center Holdings Inc.	87,600	1,172,266
Nihon Parkerizing Co. Ltd.	22,500	162,112
Nikkiso Co. Ltd.	20,300	126,033
Nikkon Holdings Co. Ltd.	19,300	354,933
Nikon Corp.	77,000	886,774
Nintendo Co. Ltd.	26,700	11,939,520
Nippn Corp., New	11,000	132,649
Nippon Accommodations Fund Inc.	106	553,887
Nippon Building Fund Inc.	365	1,936,233
Nippon Carbon Co. Ltd.	1,700	52,233
Nippon Ceramic Co. Ltd.	2,800	44,055
Nippon Densetsu Kogyo Co. Ltd.	3,900	53,152
Nippon Electric Glass Co. Ltd.(c)	23,300	463,900
Nippon Express Holdings Inc.	21,500	1,284,741
Nippon Gas Co. Ltd.	26,500	397,884
Nippon Kanzai Co. Ltd.	3,000	61,022
Nippon Kayaku Co. Ltd.	27,100	228,126
Nippon Light Metal Holdings Co. Ltd.	20,410	244,090
Nippon Paint Holdings Co. Ltd.	222,600	1,701,593
Nippon Paper Industries Co. Ltd.	27,600	200,159
Nippon Parking Development Co. Ltd.	49,800	63,315
Nippon Prologis REIT Inc.	511	1,328,859
NIPPON REIT Investment Corp.	94	264,893
Nippon Road Co. Ltd. (The)	1,000	50,918
Nippon Sanso Holdings Corp.	34,300	578,390
Nippon Seiki Co. Ltd.	5,300	34,020
Nippon Shinyaku Co. Ltd.	10,300	637,483
Nippon Shokubai Co. Ltd.	6,400	250,503
Nippon Signal Company Ltd.	6,200	45,772
Nippon Soda Co. Ltd.	4,700	148,591
Nippon Steel Corp.	203,728	3,031,519
Nippon Steel Trading Corp.	2,500	97,192
Nippon Suisan Kaisha Ltd.	91,400	411,486
Nippon Telegraph & Telephone Corp.	286,600	8,186,820
Nippon Television Holdings Inc.	6,500	60,543
Nippon Yusen KK	37,300	2,929,964
Nipro Corp.	34,400	301,677
Nishimatsu Construction Co. Ltd.	7,100	212,666
Nishimatsuya Chain Co. Ltd.	7,700	95,057
Nishi-Nippon Financial Holdings Inc.	28,000	156,220
Nishi-Nippon Railroad Co. Ltd.	15,900	350,894
Nishio Rent All Co. Ltd.	2,200	47,570
Nissan Chemical Corp.	29,000	1,482,861

Security	Shares	Value

Japan (continued)
Nissan Motor Co. Ltd.	577,400	$2,195,772
Nissan Shatai Co. Ltd.	20,000	98,000
Nissha Co. Ltd.	9,100	107,137
Nisshin Oillio Group Ltd. (The)	5,700	138,806
Nisshin Seifun Group Inc.	49,400	608,086
Nisshinbo Holdings Inc.	29,500	234,976
Nissin Electric Co. Ltd.	7,200	82,732
Nissin Foods Holdings Co. Ltd.	16,500	1,195,030
Nitori Holdings Co. Ltd.	20,200	2,137,131
Nitta Corp.	2,800	61,603
Nittetsu Mining Co. Ltd.	1,000	40,632
Nitto Boseki Co. Ltd.	3,600	65,495
Nitto Denko Corp.	33,200	2,137,923
Nitto Kogyo Corp.	4,100	79,841
Noevir Holdings Co. Ltd.	3,900	173,225
NOF Corp.	17,300	684,509
Nohmi Bosai Ltd.	3,200	44,434
Nojima Corp.	5,100	111,869
NOK Corp.	23,000	206,530
Nomura Co. Ltd.	21,500	142,701
Nomura Holdings Inc.	717,900	2,739,156
Nomura Real Estate Holdings Inc.	27,700	671,984
Nomura Real Estate Master Fund Inc.	1,157	1,449,478
Nomura Research Institute Ltd.	81,810	2,457,924
Noritake Co. Ltd./Nagoya Japan	1,300	41,606
Noritsu Koki Co. Ltd.	2,500	44,780
Noritz Corp.	3,600	40,324
North Pacific Bank Ltd.	56,400	97,038
NS Solutions Corp.	7,000	205,975
NS United Kaiun Kaisha Ltd.	1,400	42,148
NSD Co. Ltd.	20,300	381,326
NSK Ltd.	111,900	626,651
NTN Corp.(a)	112,500	208,826
NTT Data Corp.	158,200	2,394,357
NTT UD REIT Investment Corp.	310	355,163
Obara Group Inc.	1,900	42,884
Obayashi Corp.	179,600	1,320,857
OBIC Business Consultants Co. Ltd.	6,800	231,980
Obic Co. Ltd.	18,000	2,877,653
Odakyu Electric Railway Co. Ltd.	71,700	1,028,351
Ogaki Kyoritsu Bank Ltd. (The)	4,400	57,648
Ohsho Food Service Corp.	2,900	151,958
Oiles Corp.	3,800	45,678
Oisix ra daichi Inc.(a)(c)	3,200	43,014
Oji Holdings Corp.	216,000	900,537
Okamoto Industries Inc.	1,600	47,480
Okamura Corp.	19,100	190,618
Okasan Securities Group Inc.	30,000	76,658
Oki Electric Industry Co. Ltd.	27,100	156,575
Okinawa Cellular Telephone Co.	1,400	57,000
Okinawa Electric Power Co. Inc. (The)	4,500	45,638
Okinawa Financial Group Inc.	3,100	52,035
OKUMA Corp.	5,200	204,316
Okumura Corp.	6,800	151,166
Olympus Corp.	299,600	6,412,086
Omron Corp.	48,000	2,684,544
One REIT Inc.	32	66,520
Ono Pharmaceutical Co. Ltd.	94,800	2,665,672
Open House Group Co. Ltd.	22,800	994,655
Optex Group Co. Ltd.	5,200	80,914

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Optorun Co. Ltd.	6,100	$86,558
Oracle Corp. Japan	8,100	505,182
Organo Corp.	1,000	69,965
Orient Corp.	190,800	193,957
Oriental Land Co. Ltd./Japan	48,700	7,394,058
ORIX Corp.	294,000	5,239,615
Orix JREIT Inc.	622	892,362
Osaka Gas Co. Ltd.	97,300	1,749,269
Osaka Organic Chemical Industry Ltd.	1,700	31,945
Osaka Soda Co. Ltd.	2,100	53,671
OSG Corp.	24,300	333,508
Otsuka Corp.	27,300	851,369
Otsuka Holdings Co. Ltd.	93,500	3,340,096
Outsourcing Inc.	28,000	251,880
Pacific Industrial Co. Ltd.	5,700	43,990
Pacific Metals Co. Ltd.	2,500	46,707
PAL GROUP Holdings Co. Ltd.	3,400	58,147
Paltac Corp.	6,700	210,035
Pan Pacific International Holdings Corp.	101,800	1,585,074
Panasonic Holdings Corp.	538,500	4,445,929
Paramount Bed Holdings Co. Ltd.	9,100	168,694
Park24 Co. Ltd.(a)	27,300	383,612
Pasona Group Inc.(c)	2,400	36,906
Penta-Ocean Construction Co. Ltd.	87,100	478,742
PeptiDream Inc.(a)	25,300	316,809
Persol Holdings Co. Ltd.	47,000	972,984
Pharma Foods International Co. Ltd.(c)	3,200	35,407
PHC Holdings Corp.	3,900	47,838
Pigeon Corp.(c)	27,300	397,704
Pilot Corp.	6,100	233,141
Piolax Inc.	4,100	61,305
PKSHA Technology Inc.(a)	3,500	60,279
Plaid Inc.(a)(c)	2,200	6,248
Plenus Co. Ltd.	2,800	41,879
Plus Alpha Consulting Co. Ltd.(c)	1,400	28,358
Pola Orbis Holdings Inc.	24,300	297,858
Pressance Corp.	3,400	40,111
Prestige International Inc.	24,700	128,560
Prima Meat Packers Ltd.	3,900	66,466
Raito Kogyo Co. Ltd.	6,000	88,516
Raiznext Corp.	3,400	31,277
Raksul Inc.(a)	3,200	53,129
Rakus Co. Ltd.(c)	24,800	350,847
Rakuten Group Inc.	236,400	1,171,962
Recruit Holdings Co. Ltd.	348,700	13,031,976
Relia Inc.	4,400	36,700
Relo Group Inc.	26,600	441,692
Renesas Electronics Corp.(a)	285,500	2,719,344
Rengo Co. Ltd.	47,500	277,787
RENOVA Inc.(a)	8,700	164,494
Resona Holdings Inc.	570,500	2,217,104
Resorttrust Inc.	24,200	397,860
Restar Holdings Corp.	3,200	46,849
Retail Partners Co. Ltd.	4,300	39,339
Ricoh Co. Ltd.	148,000	1,190,373
Ricoh Leasing Co. Ltd.	1,600	42,996
Riken Keiki Co. Ltd.	1,500	46,776
Riken Vitamin Co. Ltd.	3,300	42,855
Ringer Hut Co. Ltd.	3,100	54,349
Rinnai Corp.	7,900	600,625

Security	Shares	Value

Japan (continued)
Riso Kagaku Corp.	2,500	$45,790
Riso Kyoiku Co. Ltd.	25,800	60,445
Rohm Co. Ltd.	21,800	1,617,791
Rohto Pharmaceutical Co. Ltd.	23,800	713,376
Roland Corp.	2,700	87,502
Rorze Corp.	1,700	109,384
Round One Corp.	21,600	243,439
Royal Holdings Co. Ltd.	6,000	97,264
RS Technologies Co. Ltd.	1,200	56,437
Ryohin Keikaku Co. Ltd.	58,500	580,657
Ryosan Co. Ltd.	2,800	47,164
Ryoyo Electro Corp.	3,900	65,662
S Foods Inc.	1,900	43,659
Saibu Gas Holdings Co. Ltd.	2,700	37,525
Saizeriya Co. Ltd.	5,400	109,777
Sakai Moving Service Co. Ltd.	1,500	55,740
Sakata INX Corp.	6,100	45,303
Sakata Seed Corp.	6,300	229,017
SAMTY Co. Ltd.	4,500	69,744
Samty Residential Investment Corp.	52	49,601
San-A Co. Ltd.	5,000	157,091
San-Ai Obbli Co. Ltd.	14,400	115,905
SanBio Co. Ltd.(a)	5,400	43,527
Sangetsu Corp.	6,100	73,490
San-in Godo Bank Ltd. (The)	28,700	145,837
Sanken Electric Co. Ltd.	5,600	215,881
Sanki Engineering Co. Ltd.	5,600	69,784
Sankyo Co. Ltd.	9,100	286,200
Sankyu Inc.	11,000	364,769
Sanrio Co. Ltd.	19,100	440,329
Sansan Inc.(a)(c)	19,400	195,107
Santen Pharmaceutical Co. Ltd.	94,000	761,414
Sanwa Holdings Corp.	49,100	530,409
Sanyo Chemical Industries Ltd.	1,100	39,743
Sanyo Denki Co. Ltd.	900	37,379
Sanyo Special Steel Co. Ltd.	3,600	54,940
Sapporo Holdings Ltd.	19,100	427,690
Sato Holdings Corp.	3,800	56,879
Sawai Group Holdings Co. Ltd.	7,800	253,033
SBI Holdings Inc/Japan	57,000	1,156,383
SBS Holdings Inc.	1,600	33,591
SCREEN Holdings Co. Ltd.	8,000	578,954
SCSK Corp.	34,000	598,748
Secom Co. Ltd.	51,600	3,446,367
Sega Sammy Holdings Inc.	35,200	604,501
Seibu Holdings Inc.	55,200	557,990
Seiko Epson Corp.	61,300	920,890
Seiko Holdings Corp.	3,700	81,674
Seino Holdings Co. Ltd.	32,000	265,424
Seiren Co. Ltd.	6,500	99,284
Sekisui Chemical Co. Ltd.	95,500	1,343,634
Sekisui House Ltd.	158,000	2,798,401
Sekisui House Reit Inc.	1,138	712,827
Sekisui Jushi Corp.	3,600	47,048
Senko Group Holdings Co. Ltd.	23,700	164,051
Septeni Holdings Co. Ltd.(c)	23,800	97,137
Seria Co. Ltd.	10,800	215,124
Seven & i Holdings Co. Ltd.	184,300	7,512,106
Seven Bank Ltd.	184,900	366,920
SG Holdings Co. Ltd.	74,000	1,412,255

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sharp Corp./Japan(c)	54,300	$437,061
Shibaura Machine Co. Ltd.	2,900	62,075
Shibuya Corp.	2,100	39,321
SHIFT Inc.(a)	2,600	408,627
Shiga Bank Ltd. (The)	8,700	177,101
Shikoku Chemicals Corp.	5,100	48,294
Shikoku Electric Power Co. Inc.	47,000	277,660
Shima Seiki Manufacturing Ltd.	3,000	50,284
Shimadzu Corp.	55,500	1,974,630
Shimamura Co. Ltd.	5,200	498,646
Shimano Inc.	18,800	3,140,469
Shimizu Corp.	142,800	809,482
Shin-Etsu Chemical Co. Ltd.	90,200	11,554,100
Shin-Etsu Polymer Co. Ltd.	6,200	64,264
Shinko Electric Industries Co. Ltd.	20,100	517,648
Shinmaywa Industries Ltd.	19,200	153,640
Shinsei Bank Ltd.	20,300	307,064
Shionogi & Co. Ltd.	62,300	3,195,457
Ship Healthcare Holdings Inc.	22,000	420,442
Shiseido Co. Ltd.	94,100	3,870,636
Shizuoka Bank Ltd. (The)	119,400	722,539
Shizuoka Gas Co. Ltd.	4,800	34,059
SHO-BOND Holdings Co. Ltd.	9,300	411,474
Shochiku Co. Ltd.(a)	2,200	211,693
Shoei Co. Ltd.	5,300	227,602
Shoei Foods Corp.	1,700	50,511
Showa Denko KK	47,400	794,924
Showa Sangyo Co. Ltd.	2,500	47,584
Siix Corp.	4,900	35,736
Simplex Holdings Inc.	3,700	55,243
SKY Perfect JSAT Holdings Inc.	49,700	208,225
Skylark Holdings Co. Ltd.(a)	55,000	656,234
SMC Corp.	14,100	6,948,991
SMS Co. Ltd.	21,200	509,640
Snow Peak Inc.(c)	4,000	80,340
SoftBank Corp.	693,700	8,020,734
SoftBank Group Corp.	292,900	12,303,784
Sohgo Security Services Co. Ltd.	21,000	588,502
Sojitz Corp.	57,920	880,186
Solasto Corp.	4,300	27,607
Sompo Holdings Inc.	77,200	3,445,529
Sony Group Corp.	303,000	25,702,856
Sosei Group Corp.(a)	22,100	238,587
SOSiLA Logistics REIT Inc.	172	198,638
Sotetsu Holdings Inc.	23,100	408,425
SPARX Group Co. Ltd.	34,700	78,712
S-Pool Inc.	21,800	180,481
Square Enix Holdings Co. Ltd.	22,700	1,053,275
SRE Holdings Corp.(a)	1,000	20,727
Stanley Electric Co. Ltd.	29,200	513,112
Star Asia Investment Corp.	497	221,759
Star Micronics Co. Ltd.	5,000	64,792
Starts Corp. Inc.	7,200	156,283
Starts Proceed Investment Corp.	24	46,467
Strike Co. Ltd.	1,200	35,241
Subaru Corp.	156,800	2,728,462
Sugi Holdings Co. Ltd.	7,300	329,332
SUMCO Corp.	92,700	1,297,125
Sumitomo Bakelite Co. Ltd.	7,300	236,274
Sumitomo Chemical Co. Ltd.	402,500	1,581,797

Security	Shares	Value

Japan (continued)
Sumitomo Corp.	280,000	$3,936,787
Sumitomo Densetsu Co. Ltd.	2,900	58,202
Sumitomo Electric Industries Ltd.	177,100	1,974,450
Sumitomo Forestry Co. Ltd.	31,300	485,980
Sumitomo Heavy Industries Ltd.	27,300	624,620
Sumitomo Metal Mining Co. Ltd.	58,100	1,826,885
Sumitomo Mitsui Construction Co. Ltd.	32,700	111,139
Sumitomo Mitsui Financial Group Inc.	313,100	9,822,601
Sumitomo Mitsui Trust Holdings Inc.	81,800	2,687,068
Sumitomo Osaka Cement Co. Ltd.	7,500	198,175
Sumitomo Pharma Co., Ltd.	47,900	375,127
Sumitomo Realty & Development Co. Ltd.	75,500	2,084,786
Sumitomo Rubber Industries Ltd.	35,500	320,081
Sumitomo Warehouse Co. Ltd. (The)	11,300	178,336
Sun Frontier Fudousan Co. Ltd.	6,000	50,299
Sundrug Co. Ltd.	20,600	483,218
Suntory Beverage & Food Ltd.	30,900	1,219,235
Suruga Bank Ltd.(c)	33,900	95,015
Suzuken Co. Ltd.	19,900	550,015
Suzuki Motor Corp.	86,000	2,819,022
Sysmex Corp.	38,500	2,695,455
Systena Corp.	86,000	294,918
T Hasegawa Co. Ltd.(c)	4,500	103,181
T&D Holdings Inc.	142,800	1,616,216
Tadano Ltd.	25,400	184,588
Taiheiyo Cement Corp.	25,300	379,577
Taikisha Ltd.	3,200	79,207
Taisei Corp.	49,200	1,569,815
Taisho Pharmaceutical Holdings Co. Ltd.	8,000	318,543
Taiyo Holdings Co. Ltd.	5,300	114,297
Taiyo Yuden Co. Ltd.	28,400	1,009,337
Takamatsu Construction Group Co. Ltd.	2,900	46,359
Takara Bio Inc.	19,200	310,292
Takara Holdings Inc.	31,400	254,026
Takara Leben Real Estate Investment Corp.	78	67,901
Takara Standard Co. Ltd.	4,100	41,054
Takasago International Corp.	2,300	44,613
Takasago Thermal Engineering Co. Ltd.	6,800	86,490
Takashimaya Co. Ltd.	34,600	371,699
Takeda Pharmaceutical Co. Ltd.	359,300	10,541,931
Takeuchi Manufacturing Co. Ltd.	5,000	96,625
Takuma Co. Ltd.	22,000	232,753
Tama Home Co. Ltd.	2,400	44,640
Tamron Co. Ltd.	2,200	47,552
TBS Holdings Inc.	4,900	62,749
TDK Corp.	89,100	2,806,173
TechMatrix Corp.	6,700	93,277
TechnoPro Holdings Inc.	26,900	625,122
Teijin Ltd.	49,400	523,439
Tenma Corp.	2,200	38,477
Terumo Corp.	158,400	5,408,345
T-Gaia Corp.	3,100	38,058
THK Co. Ltd.	27,100	574,941
TIS Inc.	54,600	1,548,135
TKC Corp.	4,400	115,614
TKP Corp.(a)	3,500	63,580
Toa Corp./Tokyo	2,500	48,801
Toagosei Co. Ltd.	27,100	210,405
Tobu Railway Co. Ltd.	48,100	1,142,129
Tocalo Co. Ltd.	20,100	193,277

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toda Corp.	54,600	$292,866
Toei Animation Co. Ltd.	1,300	107,766
Toei Co. Ltd.	900	129,096
Toho Bank Ltd. (The)	48,900	78,694
Toho Co. Ltd./Tokyo	27,500	1,092,045
Toho Gas Co. Ltd.	21,700	522,402
Toho Holdings Co. Ltd.	15,500	237,364
Toho Titanium Co. Ltd.	5,100	85,949
Tohoku Electric Power Co. Inc.	120,300	666,049
Tokai Carbon Co. Ltd.	51,000	412,318
Tokai Corp./Gifu	3,000	40,195
TOKAI Holdings Corp.	26,100	174,072
Tokai Rika Co. Ltd.	7,700	84,741
Tokai Tokyo Financial Holdings Inc.	50,700	143,584
Token Corp.	1,000	66,784
Tokio Marine Holdings Inc.	148,600	8,699,032
Tokushu Tokai Paper Co. Ltd.	1,600	38,106
Tokuyama Corp.	21,200	286,611
Tokyo Century Corp.	7,700	272,311
Tokyo Electric Power Co. Holdings Inc.(a)	408,200	1,606,416
Tokyo Electron Ltd.	35,600	12,253,287
Tokyo Gas Co. Ltd.	102,300	2,009,265
Tokyo Ohka Kogyo Co. Ltd.	7,500	388,875
Tokyo Seimitsu Co. Ltd.	8,800	305,730
Tokyo Steel Manufacturing Co. Ltd.	19,600	201,614
Tokyo Tatemono Co. Ltd.	48,300	711,327
Tokyotokeiba Co. Ltd.	1,500	46,464
Tokyu Construction Co. Ltd.	26,900	127,596
Tokyu Corp.	141,600	1,736,239
Tokyu Fudosan Holdings Corp.	158,900	861,071
Tokyu REIT Inc.	230	336,253
TOMONY Holdings Inc.	31,300	74,075
Tomy Co. Ltd.	24,700	273,726
Topcon Corp.	25,900	366,064
Toppan Inc.	61,100	1,039,644
Topre Corp.	4,200	32,538
Toray Industries Inc.	364,200	1,994,846
Toridoll Holdings Corp.	10,500	203,969
Torii Pharmaceutical Co. Ltd.	2,000	49,523
Tosei Corp.	6,100	58,583
Toshiba Corp.	93,200	3,780,893
Toshiba TEC Corp.	5,800	191,476
Tosoh Corp.	58,598	763,836
Totetsu Kogyo Co. Ltd.	3,300	59,059
TOTO Ltd.	31,900	1,086,573
Towa Pharmaceutical Co. Ltd.	3,300	62,784
Toyo Construction Co. Ltd.	21,200	138,295
Toyo Gosei Co. Ltd.	800	49,182
Toyo Ink SC Holdings Co. Ltd.	8,800	128,259
Toyo Seikan Group Holdings Ltd.	32,100	369,651
Toyo Suisan Kaisha Ltd.	23,000	977,221
Toyo Tanso Co. Ltd.	2,300	52,347
Toyo Tire Corp.	27,600	370,947
Toyobo Co. Ltd.	22,600	175,658
Toyoda Gosei Co. Ltd.	19,900	314,046
Toyota Boshoku Corp.	21,400	316,450
Toyota Industries Corp.	34,200	2,082,419
Toyota Motor Corp.	2,553,500	41,445,919
Toyota Tsusho Corp.	51,900	1,771,318
Trancom Co. Ltd.	800	44,214

Security	Shares	Value

Japan (continued)
Transcosmos Inc.	3,500	$99,304
TRE Holdings Corp.	7,300	85,481
Trend Micro Inc/Japan	29,700	1,725,992
Tri Chemical Laboratories Inc.	2,900	49,390
Trusco Nakayama Corp.	6,900	98,196
TS Tech Co. Ltd.	23,300	265,688
Tsubakimoto Chain Co.	3,400	80,925
Tsugami Corp.	3,900	35,887
Tsumura & Co.	15,500	363,674
Tsuruha Holdings Inc.	8,300	472,880
TV Asahi Holdings Corp.	3,300	37,068
UACJ Corp.	4,600	78,044
UBE Corp.	24,700	386,739
Ulvac Inc.	9,800	370,067
Unicharm Corp.	98,200	3,557,024
Union Tool Co.	1,600	40,691
United Arrows Ltd.	3,200	42,387
United Super Markets Holdings Inc.	7,800	63,186
United Urban Investment Corp.	835	910,237
Universal Entertainment Corp.(a)	3,500	38,088
Usen-Next Holdings Co. Ltd.	2,100	32,887
Ushio Inc.	26,300	363,628
USS Co. Ltd.	53,400	1,047,842
UT Group Co. Ltd.	4,100	79,845
Valor Holdings Co. Ltd.	4,800	67,682
ValueCommerce Co. Ltd.	1,900	39,537
Vector Inc.	5,400	49,288
Vision Inc./Tokyo Japan(a)	5,400	47,371
Visional Inc.(a)	2,700	147,874
VT Holdings Co. Ltd.	7,900	28,792
Wacoal Holdings Corp.	10,700	173,538
Wacom Co. Ltd.	31,200	204,699
Wakita & Co. Ltd.	5,100	42,274
WealthNavi Inc.(a)(c)	6,500	103,522
Weathernews Inc.	700	40,886
Welcia Holdings Co. Ltd.	25,800	576,240
West Holdings Corp.	4,100	126,288
West Japan Railway Co.	53,000	1,946,728
Workman Co. Ltd.	4,800	230,606
Yakult Honsha Co. Ltd.	29,900	1,820,895
YAMABIKO Corp.	4,900	44,502
Yamada Holdings Co. Ltd.	187,200	675,863
Yamaguchi Financial Group Inc.	54,600	309,084
Yamaha Corp.	30,900	1,318,010
Yamaha Motor Co. Ltd.	76,000	1,468,102
YA-MAN Ltd.	4,500	52,549
Yamato Holdings Co. Ltd.	74,800	1,308,925
Yamato Kogyo Co. Ltd.	8,500	290,665
Yamazaki Baking Co. Ltd.	27,100	327,193
Yamazen Corp.	8,200	61,999
Yaoko Co. Ltd.	3,900	189,664
Yaskawa Electric Corp.	56,000	1,961,338
Yellow Hat Ltd.	3,200	41,865
Yodogawa Steel Works Ltd.	2,900	52,024
Yokogawa Bridge Holdings Corp.	4,400	63,587
Yokogawa Electric Corp.	54,400	964,690
Yokohama Rubber Co. Ltd. (The)	27,200	398,410
Yokorei Co. Ltd.	7,200	49,109
Yokowo Co. Ltd.	2,800	41,423
Yonex Co. Ltd.	8,000	71,662

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yoshinoya Holdings Co. Ltd.	19,700	$381,895
Yuasa Trading Co. Ltd.	2,200	59,741
Z Holdings Corp.	662,600	2,341,786
Zenkoku Hosho Co. Ltd.	7,900	268,766
Zenrin Co. Ltd.	6,100	42,423
Zensho Holdings Co. Ltd.	23,500	622,163
Zeon Corp.	31,900	323,919
ZERIA Pharmaceutical Co. Ltd.	3,200	52,644
Zojirushi Corp.	4,500	49,957
ZOZO Inc.	29,300	632,929
Zuken Inc.	2,200	56,160

		961,205,509

New Zealand — 1.0%
a2 Milk Co. Ltd. (The)(a)	159,316	500,603
Air New Zealand Ltd.(a)	419,351	161,475
Argosy Property Ltd.	238,661	196,412
Auckland International Airport Ltd.(a)	288,625	1,355,295
Chorus Ltd.	109,927	553,253
Contact Energy Ltd.	191,169	922,227
Fisher & Paykel Healthcare Corp. Ltd.	135,968	1,818,249
Fletcher Building Ltd.	206,830	672,931
Genesis Energy Ltd.	129,335	234,542
Goodman Property Trust	267,648	367,597
Infratil Ltd.	173,314	915,136
Kiwi Property Group Ltd.	389,348	249,979
Mercury NZ Ltd.	157,580	602,730
Meridian Energy Ltd.	298,689	937,359
Oceania Healthcare Ltd.	275,269	163,299
Precinct Properties New Zealand Ltd.	348,778	312,155
Pushpay Holdings Ltd.(a)(c)	265,768	216,600
Ryman Healthcare Ltd.	94,964	555,462
SKYCITY Entertainment Group Ltd.	214,705	375,029
Spark New Zealand Ltd.	447,744	1,439,755
Summerset Group Holdings Ltd.	64,426	434,312
Synlait Milk Ltd.(a)	35,934	72,503
Vulcan Steel Ltd.	14,448	88,675
Warehouse Group Ltd. (The)	34,760	71,157
Xero Ltd.(a)	31,276	2,060,422

		15,277,157

Singapore — 4.3%
AEM Holdings Ltd.	60,600	191,926
AIMS APAC REIT	172,000	173,218
Ascendas India Trust	276,000	232,222
Ascendas Real Estate Investment Trust	810,415	1,744,385
Ascott Residence Trust	424,630	360,601
Bumitama Agri Ltd.	135,900	59,027
CapitaLand China Trust	310,735	265,823
CapitaLand Integrated Commercial Trust	1,227,696	1,939,416
Capitaland Investment Ltd/Singapore	626,300	1,782,029
CDL Hospitality Trusts	234,555	224,547
City Developments Ltd.	100,900	566,880
ComfortDelGro Corp. Ltd.	578,900	595,601
Cromwell European Real Estate Investment Trust	91,500	187,035
DBS Group Holdings Ltd.	434,200	9,907,726
Digital Core REIT Management Pte Ltd.(a)	214,000	186,463
ESR-LOGOS REIT(c)	1,228,856	373,958
Far East Hospitality Trust	246,000	114,080
First Resources Ltd.	147,600	147,775
Frasers Centrepoint Trust	230,867	390,139

Security	Shares	Value

Singapore (continued)
Frasers Hospitality Trust	274,400	$138,054
Frasers Logistics & Commercial Trust	678,383	708,162
Frencken Group Ltd.	78,000	69,248
Genting Singapore Ltd.	1,476,000	862,040
Golden Agri-Resources Ltd.	1,598,200	300,924
Grab Holdings Ltd., Class A(a)(c)	266,164	785,184
Haw Par Corp. Ltd.(c)	35,900	286,171
Hour Glass Ltd. (The)	57,800	93,061
Hutchison Port Holdings Trust, Class U	1,458,500	343,461
iFAST Corp. Ltd.(c)	50,300	153,728
Japfa Ltd.	170,100	72,012
Keppel Corp. Ltd.	350,300	1,750,163
Keppel DC REIT	313,500	470,049
Keppel Infrastructure Trust	858,100	364,234
Keppel Pacific Oak US REIT	250,200	175,266
Keppel REIT	471,500	379,070
Lendlease Global Commercial REIT(c)	501,311	303,469
Manulife US Real Estate Investment Trust	400,200	232,279
Mapletree Commercial Trust	520,795	717,381
Mapletree Industrial Trust	485,720	954,073
Mapletree Logistics Trust	757,987	967,413
Maxeon Solar Technologies Ltd.(a)(c)	6,800	117,300
Nanofilm Technologies International Ltd.(c)	94,800	138,321
NetLink NBN Trust	666,300	463,043
Olam Group Ltd.	255,900	301,392
OUE Commercial Real Estate Investment Trust	604,630	168,507
OUE Ltd.	89,900	85,253
Oversea-Chinese Banking Corp. Ltd.	801,475	6,792,258
Parkway Life REIT	112,300	389,560
Prime U.S. REIT	234,800	164,460
Raffles Medical Group Ltd.	207,700	173,005
Riverstone Holdings Ltd./Singapore	203,800	115,075
Sasseur Real Estate Investment Trust	150,500	86,136
SATS Ltd.(a)(c)	165,300	476,534
Sea Ltd., ADR(a)(c)	85,817	6,549,554
Sembcorp Industries Ltd.(c)	267,500	564,393
Sembcorp Marine Ltd.(a)(c)	4,700,008	371,248
Sheng Siong Group Ltd.	190,100	220,204
SIA Engineering Co. Ltd.(a)	91,200	160,056
Silverlake Axis Ltd.	214,300	62,295
Singapore Airlines Ltd.(a)(c)	304,100	1,203,065
Singapore Exchange Ltd.	117,300	840,876
Singapore Post Ltd.(c)	456,600	210,274
Singapore Technologies Engineering Ltd.	352,200	1,026,931
Singapore Telecommunications Ltd.	1,943,200	3,674,733
SPH REIT	307,246	210,300
Starhill Global REIT	379,000	163,532
StarHub Ltd.	160,900	145,688
Straits Trading Co. Ltd.	33,300	70,898
Suntec REIT	553,000	645,897
TDCX Inc., ADR(a)	7,676	60,333
United Overseas Bank Ltd.	278,300	5,552,456
UOL Group Ltd.	111,900	604,582
Venture Corp. Ltd.	71,000	904,556
Wilmar International Ltd.	461,500	1,344,768
Yangzijiang Financial Holding Ltd.(a)	674,700	192,925
Yangzijiang Shipbuilding Holdings Ltd.	621,600	419,086

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Yanlord Land Group Ltd.	155,300	$116,049

		64,353,836

Total Common Stocks — 99.8% (Cost: $1,461,835,459)		1,497,262,793

Warrants

Australia — 0.0%
PointsBet Holdings Ltd. (Expires 07/08/24)(a)	2,549	—

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	341,183	3

Total Warrants — 0.0% (Cost: $0)		3

Total Long-Term Investments — 99.8% (Cost: $1,461,835,459)		1,497,262,796

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	14,040,638	14,039,233

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	150,000	$150,000

Total Short-Term Securities — 0.9% (Cost: $14,188,923)		14,189,233

Total Investments in Securities — 100.7% (Cost: $1,476,024,382)		1,511,452,029

Liabilities in Excess of Other Assets — (0.7)%		(10,401,010)

Net Assets — 100.0%		$1,501,051,019

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,719,334	$7,323,127	(a)	$—	$(2,616)	$(612)	$14,039,233	14,040,638	$201,783	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	60,000	(a)	—	—	—	150,000	150,000	911		—

					$(2,616)	$(612)	$14,189,233		$202,694		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	18	09/08/22	$2,625	$34,585
SPI 200 Index	8	09/15/22	968	55,272

				$89,857

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Pacific ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$89,857	$—	$—	$—	$89,857

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(182,719)	$—	$—	$—	$(182,719)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$138,738	$—	$—	$—	$138,738

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,969,339

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$13,413,406	$1,483,634,702	$214,685	$1,497,262,793
Warrants	—	—	3	3
Money Market Funds	14,189,233	—	—	14,189,233

	$27,602,639	$1,483,634,702	$214,688	$1,511,452,029

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$89,857	$—	$89,857

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.7%
Abacus Property Group	723,746	$1,495,061
Adbri Ltd.	616,906	1,100,136
AGL Energy Ltd.	462,031	2,721,221
Allkem Ltd.(a)	656,371	5,294,546
ALS Ltd.	566,934	4,656,475
Altium Ltd.	135,729	2,997,279
Alumina Ltd.	2,499,516	2,715,057
AMP Ltd.(a)	2,710,201	2,075,498
Ampol Ltd.	275,499	6,526,985
Ansell Ltd.	138,182	2,536,974
APA Group	1,216,715	9,976,273
Appen Ltd.	197,187	808,503
ARB Corp. Ltd.	112,430	2,640,081
Aristocrat Leisure Ltd.	660,138	16,469,156
ASX Ltd.	208,783	12,976,857
Atlas Arteria Ltd.	1,109,070	6,034,827
Aurizon Holdings Ltd.	1,448,214	4,098,874
Austal Ltd.	411,921	773,820
Australia & New Zealand Banking Group Ltd.	2,879,275	46,532,714
Australia & New Zealand Banking Group Ltd., New	188,651	3,018,460
Bank of Queensland Ltd.	590,214	3,125,889
Bapcor Ltd.	455,727	2,136,747
Beach Energy Ltd.	2,224,424	2,866,659
Bega Cheese Ltd.	565,528	1,383,594
Bendigo & Adelaide Bank Ltd.	550,973	3,998,208
BHP Group Ltd.	5,348,781	146,371,296
Blackmores Ltd.	14,876	812,328
BlueScope Steel Ltd.	572,314	6,722,617
BrainChip Holdings Ltd.(a)(b)	2,032,811	1,561,419
Brambles Ltd.	1,501,169	12,082,461
Breville Group Ltd.	154,124	2,278,588
Brickworks Ltd.	115,108	1,701,907
BWP Trust	869,424	2,619,881
carsales.com Ltd.	373,612	5,446,595
Centuria Capital Group	1,070,257	1,574,374
Chalice Mining Ltd.(a)(b)	408,086	1,397,968
Challenger Ltd.	622,645	3,075,718
Champion Iron Ltd.	451,688	1,541,109
Charter Hall Group	580,180	5,243,144
Charter Hall Long Wale REIT	625,039	2,004,727
Charter Hall Retail REIT	833,595	2,467,468
Cleanaway Waste Management Ltd.	2,278,271	4,389,066
Clinuvel Pharmaceuticals Ltd.	59,480	788,166
Cochlear Ltd.	73,927	11,142,786
Codan Ltd./Australia	223,326	1,368,346
Coles Group Ltd.	1,447,158	19,059,558
Collins Foods Ltd.	141,922	1,034,513
Commonwealth Bank of Australia	1,802,905	128,037,628
Computershare Ltd.	624,404	11,031,338
Core Lithium Ltd.(a)(b)	2,176,340	1,804,093
Coronado Global Resources Inc.(c)	789,978	785,892
Corporate Travel Management Ltd.(a)	175,747	2,343,674
Costa Group Holdings Ltd.	590,144	1,069,881
Credit Corp. Group Ltd.	81,765	1,390,069
Cromwell Property Group	1,836,739	1,085,805
CSL Ltd.	506,384	103,108,381
CSR Ltd.	728,503	2,337,989
De Grey Mining Ltd.(a)(b)	1,351,505	852,301

Security	Shares	Value

Australia (continued)
Deterra Royalties Ltd.	703,138	$2,146,120
Dexus	1,176,202	7,904,083
Domain Holdings Australia Ltd.	323,359	809,588
Domino’s Pizza Enterprises Ltd.	65,974	3,373,241
Downer EDI Ltd.	561,033	2,184,189
Eagers Automotive Ltd.	226,352	2,001,051
Elders Ltd.	224,406	1,783,175
EML Payments Ltd.(a)(b)	772,217	573,721
Endeavour Group Ltd./Australia	1,399,912	7,799,517
Evolution Mining Ltd.	1,879,854	3,472,613
Flight Centre Travel Group Ltd.(a)(b)	183,969	2,237,288
Fortescue Metals Group Ltd.	1,800,136	23,165,154
G8 Education Ltd.	1,167,510	871,608
Glencore PLC	10,452,821	59,243,443
Gold Road Resources Ltd.	1,648,040	1,610,905
Goodman Group	1,776,432	25,998,190
GPT Group (The)	2,078,077	6,685,588
GrainCorp Ltd., Class A	278,537	1,681,453
Growthpoint Properties Australia Ltd.	461,802	1,227,280
GUD Holdings Ltd.	245,815	1,520,804
GWA Group Ltd.	370,770	540,748
Harvey Norman Holdings Ltd.	650,977	1,899,640
Healius Ltd.	793,606	2,162,290
HUB24 Ltd.(b)	114,644	1,980,510
IDP Education Ltd.	218,400	4,394,180
IGO Ltd.	710,329	5,566,020
Iluka Resources Ltd.	485,789	3,297,061
Imugene Ltd.(a)	6,394,968	1,113,190
Incitec Pivot Ltd.	1,937,144	4,935,540
Inghams Group Ltd.	370,172	767,483
Insignia Financial Ltd.	874,975	1,903,614
Insurance Australia Group Ltd.	2,486,285	7,823,254
InvoCare Ltd.	204,405	1,585,696
IPH Ltd.	441,942	2,728,227
IRESS Ltd.	247,777	1,986,932
JB Hi-Fi Ltd.	128,620	3,808,492
Jumbo Interactive Ltd.	86,639	878,024
Kogan.com Ltd.(a)(b)	217,380	703,618
Lake Resources NL(a)(b)	1,826,235	1,053,796
Lendlease Corp. Ltd.	657,212	4,761,263
Link Administration Holdings Ltd.	872,826	2,691,020
Liontown Resources Ltd.(a)(b)	2,202,146	2,068,595
Lottery Corp. Ltd. (The)(a)	2,370,894	7,520,710
Lynas Rare Earths Ltd.(a)	1,120,987	6,893,331
Macquarie Group Ltd.	377,692	48,338,294
Magellan Financial Group Ltd.	141,699	1,455,852
Mayne Pharma Group Ltd.(a)	1,828,966	436,433
McMillan Shakespeare Ltd.	120,471	1,038,787
Medibank Pvt Ltd.	3,014,679	7,248,892
Megaport Ltd.(a)(b)	244,447	1,678,357
Mesoblast Ltd.(a)(b)	896,141	588,076
Metcash Ltd.	1,155,887	3,369,339
Mineral Resources Ltd.	192,184	7,322,996
Mirvac Group	4,331,312	6,561,877
Monadelphous Group Ltd.	210,518	1,528,300
Nanosonics Ltd.(a)(b)	304,705	1,013,741
National Australia Bank Ltd.	3,416,700	73,788,790
National Storage REIT	1,478,439	2,585,222
Nearmap Ltd.(a)	846,922	829,384
Netwealth Group Ltd.	154,762	1,406,001

S C H E D U L E O F I N V E S T M E N T S	93

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
New Hope Corp. Ltd.(b)	630,391	$1,953,002
Newcrest Mining Ltd.	985,663	13,283,047
NEXTDC Ltd.(a)	542,220	4,513,734
nib holdings Ltd.	557,437	2,850,767
Nickel Mines Ltd.	1,725,391	1,325,047
Nine Entertainment Co. Holdings Ltd.	1,806,749	2,635,991
Northern Star Resources Ltd.	1,262,995	6,940,951
Novonix Ltd.(a)	599,539	1,212,150
NRW Holdings Ltd.	674,824	923,819
Nufarm Ltd./Australia	411,983	1,500,383
Omni Bridgeway Ltd.(a)	451,849	1,311,038
oOh!media Ltd.(b)	732,126	644,158
Orica Ltd.	394,895	4,680,386
Origin Energy Ltd.	1,816,321	7,625,576
Orora Ltd.	1,065,867	2,668,015
OZ Minerals Ltd.	412,629	5,510,761
Pact Group Holdings Ltd.	243,916	346,968
Paladin Energy Ltd.(a)(b)	3,067,597	1,604,414
Pendal Group Ltd.	343,035	1,161,765
Perpetual Ltd.	67,397	1,438,526
Perseus Mining Ltd.	2,046,351	2,428,653
Pilbara Minerals Ltd.(a)	2,681,702	5,287,594
Platinum Asset Management Ltd.	405,947	521,227
PointsBet Holdings Ltd.(a)	416,214	943,231
PolyNovo Ltd.(a)(b)	1,098,124	1,269,030
Premier Investments Ltd.	136,033	2,023,309
Pro Medicus Ltd.(b)	73,214	2,564,604
Qantas Airways Ltd.(a)	892,198	2,874,974
QBE Insurance Group Ltd.	1,646,775	13,315,367
Qube Holdings Ltd.	1,559,952	3,034,312
Ramelius Resources Ltd.	1,392,201	1,054,833
Ramsay Health Care Ltd.	192,292	9,499,563
REA Group Ltd.	63,560	5,607,538
Reece Ltd.	320,278	3,459,106
Regis Resources Ltd.	826,476	1,023,970
Reliance Worldwide Corp. Ltd.	975,364	3,047,395
Rio Tinto Ltd.	384,650	26,650,301
Rio Tinto PLC	1,177,727	71,098,763
Sandfire Resources Ltd.	707,346	2,282,712
Santos Ltd.	3,304,317	17,177,095
Scentre Group	5,656,807	11,592,168
SEEK Ltd.	397,355	6,436,013
Seven Group Holdings Ltd.	161,880	2,005,667
Shopping Centres Australasia Property Group	1,207,672	2,520,380
Sierra Rutile Holdings Ltd.(a)	477,493	106,760
Sigma Healthcare Ltd.	1,263,065	548,602
Silver Lake Resources Ltd.(a)	1,413,092	1,428,786
Sims Ltd.	232,143	2,414,055
SmartGroup Corp. Ltd.	139,573	676,222
Sonic Healthcare Ltd.	484,614	11,670,239
South32 Ltd.	5,112,263	13,934,056
Southern Cross Media Group Ltd.(b)	439,030	368,573
St. Barbara Ltd.	947,761	747,272
Star Entertainment Grp Ltd. (The)(a)	815,209	1,766,275
Steadfast Group Ltd.	1,022,541	3,833,548
Stockland	2,685,633	7,277,224
Suncorp Group Ltd.	1,301,342	10,277,073
Super Retail Group Ltd.	231,683	1,617,334
Syrah Resources Ltd.(a)	834,644	869,634
Tabcorp Holdings Ltd.	2,370,894	1,653,885

Security	Shares	Value

Australia (continued)
Technology One Ltd.	336,354	$2,790,819
Telstra Corp. Ltd.	4,386,315	11,987,839
Transurban Group	3,225,717	32,972,272
Treasury Wine Estates Ltd.	801,374	6,907,872
Vicinity Centres	3,820,086	5,589,530
Viva Energy Group Ltd.(c)	1,324,007	2,487,240
Washington H Soul Pattinson & Co. Ltd.	234,952	4,253,725
Waypoint REIT Ltd.	1,257,587	2,316,593
Webjet Ltd.(a)(b)	706,508	2,574,234
Wesfarmers Ltd.	1,202,892	39,413,372
Westgold Resources Ltd.	632,409	577,174
Westpac Banking Corp.	3,694,153	55,941,081
Whitehaven Coal Ltd.	1,124,590	4,951,434
WiseTech Global Ltd.	168,632	5,972,037
Woodside Energy Group Ltd.	1,980,402	44,718,425
Woolworths Group Ltd.	1,255,847	33,040,182
Worley Ltd.	337,203	3,403,152
Zip Co. Ltd.(a)(b)	836,626	675,986

		1,607,644,374

Austria — 0.2%
ams-OSRAM AG(a)	260,208	2,147,901
ANDRITZ AG	67,884	3,176,279
AT&S Austria Technologie & Systemtechnik AG	33,583	1,677,949
BAWAG Group AG(c)	67,108	3,098,360
CA Immobilien Anlagen AG	64,027	2,089,834
DO & CO AG(a)	7,696	643,010
Erste Group Bank AG	349,647	8,864,486
EVN AG	34,262	808,080
FACC AG(a)(b)	31,755	241,271
IMMOFINANZ AG	109,227	1,668,949
Kontron AG(b)	75,910	1,131,093
Lenzing AG	21,046	1,698,378
Oesterreichische Post AG(b)	48,451	1,396,204
OMV AG	152,715	6,504,120
Raiffeisen Bank International AG	107,976	1,308,103
S IMMO AG	114,771	2,677,032
Semperit AG Holding(b)	22,522	456,685
Telekom Austria AG	243,024	1,502,715
UNIQA Insurance Group AG	220,243	1,508,906
Verbund AG	76,381	8,399,274
Vienna Insurance Group AG Wiener Versicherung Gruppe	52,048	1,194,934
voestalpine AG	101,995	2,296,583
Wienerberger AG	122,745	2,825,283

		57,315,429

Belgium — 0.6%
Ackermans & van Haaren NV	15,634	2,298,223
Aedifica SA	38,247	3,971,010
Ageas SA/NV	179,337	7,827,216
AGFA-Gevaert NV(a)	350,727	1,268,976
Anheuser-Busch InBev SA/NV	880,590	47,171,263
Barco NV	137,875	3,612,511
Bekaert SA	55,872	1,978,844
bpost SA(b)	198,947	1,248,576
Cofinimmo SA	11,667	1,312,992
D’ieteren Group	31,652	5,194,919
Dredging Environmental & Marine Engineering NV(a)	14,955	1,729,011
Econocom Group SA/NV	165,480	562,968

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Elia Group SA/NV	40,041	$6,078,693
Etablissements Franz Colruyt NV	44,001	1,215,572
Euronav NV	225,985	3,085,549
Fagron	85,407	1,302,696
Galapagos NV(a)	23,477	1,191,083
Gimv NV	61,723	3,332,393
Groupe Bruxelles Lambert SA	97,169	8,600,921
KBC Ancora	61,286	2,146,543
KBC Group NV	260,969	13,668,764
Kinepolis Group NV(a)	25,056	1,234,077
Melexis NV	26,218	2,249,578
Mithra Pharmaceuticals SA(a)(b)	41,995	283,882
Montea NV	18,635	1,884,511
Ontex Group NV(a)	84,004	549,227
Orange Belgium SA(a)	53,806	1,036,060
Proximus SADP	75,298	1,043,404
Sofina SA	16,625	3,893,396
Solvay SA	73,588	6,463,449
Telenet Group Holding NV	53,142	849,915
Tessenderlo Group SA(a)	40,489	1,268,954
UCB SA	128,855	10,068,568
Umicore SA	205,340	7,437,900
Warehouses De Pauw CVA	169,734	5,769,971
Xior Student Housing NV	48,143	2,105,922

		164,937,537

Brazil — 1.1%
3R Petroleum Oleo E Gas SA(a)	198,796	1,307,095
Aliansce Sonae Shopping Centers SA	253,468	826,425
Ambev SA	4,875,837	14,069,354
Americanas SA	640,480	1,733,001
Anima Holding SA(a)	645,450	558,864
Arezzo Industria e Comercio SA	114,077	1,745,075
Atacadao SA	436,712	1,572,437
Auren Energia SA	533,086	1,461,991
B3 SA - Brasil, Bolsa, Balcao	6,510,394	13,954,170
Banco Bradesco SA	1,416,882	3,962,483
Banco BTG Pactual SA	1,302,996	5,673,740
Banco do Brasil SA	790,168	5,493,195
Banco Santander Brasil SA	261,576	1,430,198
BB Seguridade Participacoes SA	742,739	4,161,497
BR Malls Participacoes SA	1,230,273	1,885,558
BRF SA(a)	639,610	1,972,937
CCR SA	932,694	2,341,604
Centrais Eletricas Brasileiras SA	1,113,033	9,854,475
Cia Brasileira de Distribuicao	263,375	830,221
Cia. de Saneamento Basico do Estado de Sao Paulo	339,283	2,929,161
Cia. de Saneamento de Minas Gerais-COPASA	250,749	581,548
Cia. de Saneamento do Parana	279,734	999,108
Cia. Siderurgica Nacional SA	719,258	2,044,855
Cielo SA	1,370,372	1,173,295
Cogna Educacao(a)	1,015,877	443,726
Cosan SA	1,182,180	4,265,727
CVC Brasil Operadora e Agencia de Viagens SA(a)	499,653	673,080
Cyrela Brazil Realty SA Empreendimentos e Participacoes	397,434	970,138
Dexco SA	504,267	950,234
EcoRodovias Infraestrutura e Logistica SA(a)	293,517	322,783
EDP - Energias do Brasil SA	381,377	1,599,482
Embraer SA(a)	876,325	1,990,070

Security	Shares	Value

Brazil (continued)
Energisa SA	219,893	$1,871,647
Eneva SA(a)	958,155	2,816,632
Engie Brasil Energia SA	238,900	2,046,355
Equatorial Energia SA	1,007,840	4,832,630
Ez Tec Empreendimentos e Participacoes SA	163,240	532,555
Fleury SA	309,205	966,322
Grendene SA	364,800	502,701
Grupo De Moda Soma SA	792,751	1,558,199
Grupo SBF SA	242,570	975,606
Guararapes Confeccoes SA	230,167	331,854
Hapvida Participacoes e Investimentos SA(c)	4,658,788	5,546,498
Hypera SA	409,039	3,366,957
Iguatemi SA	250,531	956,783
Iochpe Maxion SA	161,653	489,574
IRB Brasil Resseguros S/A(a)	841,303	310,564
JBS SA	859,735	5,307,191
JHSF Participacoes SA	782,277	861,788
Klabin SA	794,573	3,060,598
Light SA	409,871	423,805
Localiza Rent a Car SA	733,090	8,162,447
Locaweb Servicos de Internet SA(a)(c)	673,673	881,461
LOG Commercial Properties e Participacoes SA	124,947	505,188
Lojas Renner SA	1,087,134	5,313,701
M. Dias Branco SA	351,897	2,118,550
Magazine Luiza SA(a)	3,384,046	1,687,412
Marfrig Global Foods SA	654,004	1,668,474
Minerva SA	810,895	2,053,057
Movida Participacoes SA	351,063	861,696
MRV Engenharia e Participacoes SA	454,755	805,078
Multiplan Empreendimentos Imobiliarios SA	411,789	1,894,161
Natura & Co. Holding SA	1,031,835	3,107,012
Odontoprev SA	366,160	701,310
Petro Rio SA(a)	870,983	4,077,078
Petroleo Brasileiro SA	4,050,570	28,934,320
Qualicorp Consultoria e Corretora de Seguros SA	317,922	605,232
Raia Drogasil SA	1,197,717	4,856,517
Rede D’Or Sao Luiz SA(c)	361,970	2,265,942
Rumo SA	1,384,352	4,692,900
Santos Brasil Participacoes SA	1,122,073	1,413,949
Sao Martinho SA	271,300	1,836,771
Sendas Distribuidora SA	786,626	2,409,699
SLC Agricola SA	159,768	1,361,738
Sul America SA	333,901	1,517,174
Suzano SA	805,126	7,514,260
Telefonica Brasil SA	430,200	3,708,262
Tim SA	1,057,567	2,573,350
TOTVS SA	533,193	2,717,439
Transmissora Alianca de Energia Eletrica SA	362,122	2,831,692
Ultrapar Participacoes SA	492,077	1,206,868
Vale SA	4,233,238	57,066,611
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	508,810	1,337,395
Via S/A(a)	1,363,496	632,456
Vibra Energia SA	1,170,036	3,765,118
WEG SA	1,903,480	10,315,529
YDUQS Participacoes SA	347,665	890,312

		308,825,945

Canada — 8.1%
Advantage Energy Ltd.(a)	173,007	1,487,491
Aecon Group Inc.	105,889	917,862

S C H E D U L E O F I N V E S T M E N T S	95

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Ag Growth International Inc.	33,722	$893,513
Agnico Eagle Mines Ltd.	485,920	20,893,175
Air Canada(a)(b)	168,754	2,291,697
Alamos Gold Inc., Class A	427,024	3,374,708
Algonquin Power & Utilities Corp.	677,073	9,469,663
Alimentation Couche-Tard Inc.	890,570	39,787,208
Allied Properties REIT	61,098	1,630,330
AltaGas Ltd.	388,387	8,653,064
Altus Group Ltd.(b)	57,920	2,377,771
ARC Resources Ltd.	806,603	11,312,787
Aritzia Inc.(a)	91,136	2,875,245
Atco Ltd., Class I, NVS	73,448	2,714,688
Athabasca Oil Corp.(a)(b)	598,534	1,131,117
ATS Automation Tooling Systems Inc.(a)	111,447	3,529,090
Aurora Cannabis Inc.(a)(b)	251,152	354,992
B2Gold Corp.	1,078,763	3,774,049
Badger Infrastructure Solutions Ltd.	63,830	1,531,761
Ballard Power Systems Inc.(a)(b)	231,878	1,861,470
Bank of Montreal	684,718	68,260,591
Bank of Nova Scotia (The)	1,286,010	78,342,619
Barrick Gold Corp.	1,738,519	27,397,066
Bausch Health Companies Inc.(a)	264,263	1,217,564
Baytex Energy Corp.(a)(b)	728,075	3,911,722
BCE Inc.	22,736	1,148,740
BELLUS Health Inc.(a)	104,823	1,029,771
Birchcliff Energy Ltd.	315,321	2,422,989
BlackBerry Ltd.(a)(b)	591,441	3,634,876
Boardwalk REIT	59,251	2,259,825
Bombardier Inc., Class B(a)	99,902	1,670,299
Boralex Inc., Class A(b)	78,983	2,865,605
Boyd Group Services Inc.(b)	20,594	2,589,227
Brookfield Asset Management Inc., Class A	1,498,984	74,378,543
Brookfield Asset Management Reinsurance Partners Ltd., Class A(b)	24,093	1,200,934
Brookfield Infrastructure Corp., Class A	102,052	4,672,452
Brookfield Renewable Corp., Class A	129,563	5,068,999
BRP Inc.	46,196	3,513,717
CAE Inc.(a)	318,687	8,431,624
Cameco Corp.	435,055	11,204,650
Canada Goose Holdings Inc.(a)(b)	67,203	1,317,243
Canadian Apartment Properties REIT	84,113	3,186,382
Canadian Imperial Bank of Commerce	925,042	46,795,690
Canadian National Railway Co.	621,332	78,715,154
Canadian Natural Resources Ltd.	1,266,705	69,945,500
Canadian Pacific Railway Ltd.	993,262	78,317,648
Canadian Tire Corp. Ltd., Class A, NVS	61,204	7,862,770
Canadian Utilities Ltd., Class A, NVS	90,709	2,936,151
Canadian Western Bank	102,610	2,072,954
Canfor Corp.(a)	118,523	2,522,160
Canopy Growth Corp.(a)(b)	277,612	734,922
Capital Power Corp.	109,336	4,212,751
Cardinal Energy Ltd.	143,633	1,043,135
Cascades Inc.	81,816	626,135
CCL Industries Inc., Class B, NVS	178,113	8,947,725
Celestica Inc.(a)	202,737	2,135,740
Cenovus Energy Inc.	1,466,434	27,941,892
Centerra Gold Inc.(b)	326,172	2,030,058
CGI Inc.(a)	237,137	20,333,171
Choice Properties REIT	322,134	3,589,748
CI Financial Corp.	221,579	2,553,985

Security	Shares	Value

Canada (continued)
Cineplex Inc.(a)(b)	144,331	$1,264,608
Cogeco Communications Inc.(b)	29,963	1,939,505
Colliers International Group Inc.(b)	38,897	4,857,607
Constellation Software Inc.	21,960	37,356,437
Converge Technology Solutions Corp.(a)	298,363	1,383,996
Corus Entertainment Inc., Class B, NVS	256,820	754,085
Crescent Point Energy Corp.(b)	657,179	5,198,722
Cronos Group Inc.(a)	346,886	1,102,515
Denison Mines Corp.(a)(b)	1,043,904	1,247,256
Descartes Systems Group Inc. (The)(a)	100,187	6,920,887
Dollarama Inc.	322,484	19,544,714
DREAM Unlimited Corp., Class A(b)	78,839	2,031,695
Dye & Durham Ltd.(b)	90,905	1,338,853
ECN Capital Corp.	444,918	2,077,709
Eldorado Gold Corp.(a)	161,013	989,553
Element Fleet Management Corp.	476,696	5,472,204
Emera Inc.	239,236	11,342,015
Empire Co. Ltd., Class A, NVS	191,946	5,824,858
Enbridge Inc.	2,109,395	94,733,752
Enerflex Ltd.	135,972	626,477
Energy Fuels Inc./Canada(a)(b)	216,554	1,452,656
Enerplus Corp.	257,780	3,597,305
Enghouse Systems Ltd.	59,618	1,527,055
EQB Inc.(b)	34,676	1,505,321
Equinox Gold Corp.(a)	354,392	1,583,009
ERO Copper Corp.(a)(b)	95,806	947,922
Extendicare Inc.	251,500	1,480,856
Fairfax Financial Holdings Ltd.	25,154	13,549,826
Filo Mining Corp.(a)	86,271	1,218,055
Finning International Inc.	182,422	3,988,767
First Capital Real Estate Investment Trust	200,441	2,441,825
First Majestic Silver Corp.	231,101	1,770,412
First Quantum Minerals Ltd.	641,257	11,717,944
FirstService Corp.	48,160	6,442,770
Fortis Inc.	457,412	21,607,006
Fortuna Silver Mines Inc.(a)	331,582	950,299
Franco-Nevada Corp.	206,945	26,498,592
Freehold Royalties Ltd.	221,658	2,513,353
George Weston Ltd.	83,927	10,017,104
GFL Environmental Inc.	199,022	5,508,055
Gibson Energy Inc.	158,865	3,265,259
Gildan Activewear Inc.	221,257	6,484,538
Granite REIT	48,151	3,037,474
Great-West Lifeco Inc.	295,378	7,178,293
H&R Real Estate Investment Trust	250,877	2,642,873
Headwater Exploration Inc.(a)	214,455	1,039,995
Home Capital Group Inc.	80,743	1,648,215
Hudbay Minerals Inc.	338,399	1,302,805
Hut 8 Mining Corp.(a)(b)	166,631	355,240
Hydro One Ltd.(c)	351,560	9,814,744
iA Financial Corp. Inc.	119,986	6,602,018
IAMGOLD Corp.(a)	596,214	982,399
IGM Financial Inc.	38,148	1,107,604
Imperial Oil Ltd.	247,560	11,864,244
Innergex Renewable Energy Inc.	148,201	2,226,690
Intact Financial Corp.	188,528	28,060,940
Interfor Corp.(a)	101,764	2,512,809
InterRent REIT	186,248	1,948,946
Ivanhoe Mines Ltd., Class A(a)	745,602	4,634,721
Jamieson Wellness Inc.(c)	75,820	2,202,572

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Keyera Corp.	282,356	$7,318,258
Killam Apartment REIT	199,303	2,799,938
Kinaxis Inc.(a)	32,846	3,926,489
Kinross Gold Corp.	1,288,001	4,415,544
Labrador Iron Ore Royalty Corp.(b)	78,420	1,733,073
Largo Inc.(a)(b)	64,538	491,387
Laurentian Bank of Canada	43,689	1,425,765
LifeWorks Inc.	106,060	2,615,575
Lightspeed Commerce Inc.(a)	132,881	2,851,564
Linamar Corp.(b)	56,517	2,576,598
Lithium Americas Corp.(a)(b)	116,936	2,970,542
Loblaw Companies Ltd.	169,770	15,454,366
Lundin Mining Corp.	710,597	4,006,490
MAG Silver Corp.(a)	112,240	1,564,550
Magna International Inc.	303,029	19,350,030
Manulife Financial Corp.	1,941,030	35,529,845
Maple Leaf Foods Inc.	104,075	2,208,206
Martinrea International Inc.(b)	164,184	1,197,516
MEG Energy Corp.(a)	396,944	5,464,935
Methanex Corp.(b)	74,325	2,765,095
Metro Inc.	273,465	15,143,027
MTY Food Group Inc.	36,128	1,629,294
Mullen Group Ltd.	107,538	1,226,078
National Bank of Canada	374,397	26,269,627
New Gold Inc.(a)	637,201	522,479
NexGen Energy Ltd.(a)(b)	426,126	1,856,845
NFI Group Inc.(b)	84,542	910,417
North West Co. Inc. (The)	82,385	2,218,293
Northland Power Inc.	232,289	7,615,081
Novagold Resources Inc.(a)	310,373	1,512,419
Nutrien Ltd.	590,405	50,540,936
Nuvei Corp.(a)(c)	74,129	2,591,085
OceanaGold Corp.(a)	716,611	1,303,896
Onex Corp.	75,451	4,032,538
Open Text Corp.	296,740	12,137,942
Organigram Holdings Inc.(a)(b)	614,368	662,081
Osisko Gold Royalties Ltd.	230,349	2,412,229
Osisko Mining Inc.(a)	367,620	815,307
Pan American Silver Corp.	230,716	4,695,216
Paramount Resources Ltd., Class A	96,186	2,389,346
Parex Resources Inc.(b)	169,538	3,156,289
Parkland Corp.	174,442	4,894,538
Pason Systems Inc.	157,914	1,896,620
Pembina Pipeline Corp.	588,745	22,477,641
Peyto Exploration & Development Corp.	202,172	2,273,458
Poseidon Concepts Corp.(a)(d)	293	—
Power Corp. of Canada	615,998	16,740,253
PrairieSky Royalty Ltd.(b)	266,137	3,905,130
Precision Drilling Corp.(a)	10,784	735,018
Premium Brands Holdings Corp.(b)	38,454	3,089,713
Primo Water Corp.(b)	163,992	2,164,277
Prinmaris REIT	101,135	1,046,456
Quebecor Inc., Class B	131,558	2,922,826
Real Matters Inc.(a)(b)	121,043	555,802
Restaurant Brands International Inc.	270,301	14,490,776
Richelieu Hardware Ltd.	83,619	2,530,347
RioCan REIT	177,803	2,853,346
Ritchie Bros Auctioneers Inc.	126,900	9,146,749
Rogers Communications Inc., Class B, NVS	401,125	18,440,693
Royal Bank of Canada	1,491,831	145,460,949

Security	Shares	Value

Canada (continued)
Russel Metals Inc.	120,340	$2,586,199
Sandstorm Gold Ltd.	268,639	1,598,555
Saputo Inc.	256,472	6,334,942
Seabridge Gold Inc.(a)	131,593	1,805,544
Secure Energy Services Inc.(b)	222,422	1,115,106
Shaw Communications Inc., Class B, NVS	495,246	13,396,838
Shopify Inc., Class A(a)	1,213,117	42,260,864
Sierra Wireless Inc.(a)	49,306	1,228,270
Silvercorp Metals Inc.	245,265	651,205
SilverCrest Metals Inc.(a)(b)	300,898	2,053,687
Sleep Country Canada Holdings Inc.(c)	67,946	1,519,639
SmartCentres Real Estate Investment Trust	122,982	2,806,243
SNC-Lavalin Group Inc.(b)	183,657	3,433,485
Spartan Delta Corp.(a)	137,788	1,432,165
Spin Master Corp.(a)(c)	43,232	1,611,388
SSR Mining Inc.	248,811	4,101,675
Stantec Inc.	130,275	6,428,548
Stella-Jones Inc.	58,176	1,726,813
Summit Industrial Income REIT	124,145	1,806,116
Sun Life Financial Inc.	616,949	28,646,900
Suncor Energy Inc.	1,544,083	52,403,926
Superior Plus Corp.	287,727	2,599,665
Tamarack Valley Energy Ltd.	434,616	1,510,321
TC Energy Corp.	1,024,171	54,601,659
Teck Resources Ltd., Class B	503,611	14,806,883
TELUS Corp.	473,312	10,896,285
TFI International Inc.	94,382	9,426,776
Thomson Reuters Corp.	180,096	20,222,564
TMX Group Ltd.	65,203	6,690,111
Torex Gold Resources Inc.(a)	115,484	879,285
Toromont Industries Ltd.	99,322	8,365,060
Toronto-Dominion Bank (The)	1,925,895	125,099,329
Tourmaline Oil Corp.	338,201	21,189,228
TransAlta Corp.	339,303	3,884,411
TransAlta Renewables Inc.	167,561	2,339,612
Transcontinental Inc., Class A	159,118	2,017,943
Tricon Residential Inc.	313,620	3,409,153
Trisura Group Ltd.(a)	38,607	1,077,215
Turquoise Hill Resources Ltd.(a)	100,090	2,617,636
Uni-Select Inc.(a)	38,392	1,108,992
Vermilion Energy Inc.	199,877	5,168,035
Wesdome Gold Mines Ltd.(a)	227,928	1,833,320
West Fraser Timber Co. Ltd.	80,180	7,506,759
Westshore Terminals Investment Corp.	110,746	2,934,373
Wheaton Precious Metals Corp.	478,941	16,434,085
Whitecap Resources Inc.	696,593	5,325,560
Winpak Ltd.(b)	39,552	1,432,835
WSP Global Inc.	132,274	15,959,028
Yamana Gold Inc.	937,337	4,479,718

		2,271,837,099

Chile — 0.1%
Aguas Andinas SA, Class A	3,720,023	750,321
Banco de Chile	38,241,576	3,628,515
Banco de Credito e Inversiones SA	63,686	1,921,535
Banco Santander Chile	61,766,161	2,446,381
CAP SA	122,273	1,118,979
Cencosud SA	1,388,094	1,896,286
Cia. Cervecerias Unidas SA	215,929	1,246,067
Cia. Sud Americana de Vapores SA	17,553,745	1,899,334
Colbun SA	10,714,037	910,057

S C H E D U L E O F I N V E S T M E N T S	97

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Empresa Nacional de Telecomunicaciones SA	237,394	$785,052
Empresas CMPC SA	969,407	1,647,056
Empresas COPEC SA	390,967	3,202,016
Enel Americas SA	29,531,303	2,988,852
Enel Chile SA	35,261,223	1,009,588
Engie Energia Chile SA	892,317	404,023
Falabella SA	722,556	1,611,739
Inversiones Aguas Metropolitanas SA	918,936	402,819
Itau CorpBanca Chile SA	285,109,024	616,033
Parque Arauco SA	878,153	741,621
Vina Concha y Toro SA	792,027	1,065,382

		30,291,656

China — 8.0%
360 DigiTech Inc.	115,541	1,677,655
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	450,800	1,307,711
3SBio Inc.(c)	2,096,500	1,395,485
AAC Technologies Holdings Inc.	640,500	1,241,820
AECC Aviation Power Co. Ltd., Class A	252,600	1,864,572
Agile Group Holdings Ltd.(a)(b)	1,466,250	480,458
Agora Inc., ADR(a)(b)	103,050	505,976
Agricultural Bank of China Ltd., Class A	6,284,200	2,654,354
Agricultural Bank of China Ltd., Class H	27,546,000	9,085,278
Aier Eye Hospital Group Co. Ltd., Class A	585,036	2,638,577
Air China Ltd., Class H(a)	1,988,000	1,560,351
AK Medical Holdings Ltd.(c)	1,234,000	961,062
Akeso Inc.(a)(b)(c)	730,000	1,953,237
Alibaba Group Holding Ltd.(a)	16,044,672	180,397,763
Alibaba Health Information Technology Ltd.(a)	5,062,000	3,039,721
A-Living Smart City Services Co. Ltd., Class A(b)(c)	586,250	715,086
Aluminum Corp. of China Ltd., Class H	4,782,000	1,751,416
Anhui Conch Cement Co. Ltd., Class A	498,687	2,402,491
Anhui Conch Cement Co. Ltd., Class H	1,192,000	4,716,361
Anhui Gujing Distillery Co. Ltd., Class A	46,300	1,465,428
ANTA Sports Products Ltd.(b)	1,236,600	13,616,022
Anxin-China Holdings Ltd.(d)	1,004,000	1
Asia Cement China Holdings Corp.	668,000	330,371
Autohome Inc., ADR	72,421	2,584,706
AviChina Industry & Technology Co. Ltd., Class H	3,293,000	1,756,967
Baidu Inc.(a)	461,808	7,982,073
Baidu Inc., ADR(a)	230,906	31,534,832
Bank of Beijing Co. Ltd., Class A	5,777,493	3,571,256
Bank of China Ltd., Class A	4,189,700	1,899,962
Bank of China Ltd., Class H	82,707,000	29,409,382
Bank of Communications Co. Ltd., Class A	4,490,363	3,074,936
Bank of Communications Co. Ltd., Class H	8,245,000	4,907,532
Bank of Ningbo Co. Ltd., Class A	844,271	3,909,199
Bank of Shanghai Co. Ltd., Class A	3,888,051	3,435,440
Baoshan Iron & Steel Co. Ltd., Class A	2,551,476	2,147,771
Baozun Inc., ADR(a)(b)	98,070	853,209
BeiGene Ltd., ADR(a)(b)	51,844	8,713,940
Beijing Capital International Airport Co. Ltd., Class H(a)	2,410,000	1,416,728
Beijing Enterprises Holdings Ltd.	620,000	1,987,088
Beijing Enterprises Water Group Ltd.	7,510,000	2,276,887
Beijing Sinnet Technology Co. Ltd., Class A	755,800	1,076,062
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	6,840,400	4,711,378
Bilibili Inc., ADR(a)	89,461	2,186,427
Bilibili Inc., Class Z(a)	86,423	2,112,455

Security	Shares	Value

China (continued)
BOE Technology Group Co. Ltd., Class A	4,964,000	$2,862,612
Bosideng International Holdings Ltd.	4,026,000	2,349,770
BYD Co. Ltd., Class A	140,700	6,710,731
BYD Co. Ltd., Class H	877,500	32,104,190
BYD Electronic International Co. Ltd.	740,500	1,902,490
CanSino Biologics Inc., Class H(c)	109,800	919,055
CGN New Energy Holdings Co. Ltd.	2,778,000	1,113,511
CGN Power Co. Ltd., Class H(c)	10,285,000	2,371,551
Changchun High & New Technology Industry Group Inc., Class A	51,400	1,479,109
China Aoyuan Group Ltd.(a)(b)(d)	1,687,000	176,972
China BlueChemical Ltd., Class H	4,830,000	1,306,776
China Cinda Asset Management Co. Ltd., Class H	10,230,000	1,409,196
China CITIC Bank Corp. Ltd., Class H	7,400,000	3,093,053
China Coal Energy Co. Ltd., Class H	1,045,000	812,934
China Communications Services Corp. Ltd., Class H	2,322,000	944,047
China Conch Environment Protection Holdings Ltd.(a)	2,336,000	1,849,712
China Conch Venture Holdings Ltd.	1,743,500	3,380,100
China Construction Bank Corp., Class H	102,420,000	65,406,454
China Datang Corp. Renewable Power Co. Ltd., Class H	2,205,000	598,471
China East Education Holdings Ltd.(c)	762,500	309,591
China Eastern Airlines Corp. Ltd., Class A(a)	4,358,093	3,166,893
China Education Group Holdings Ltd.	1,390,000	1,178,029
China Everbright Bank Co. Ltd., Class A	4,724,800	2,031,498
China Everbright Bank Co. Ltd., Class H	3,268,000	991,133
China Everbright Environment Group Ltd.	3,706,629	1,972,822
China Everbright Ltd.	1,114,000	846,469
China Evergrande Group(b)(d)	2,911,000	423,858
China Feihe Ltd.(c)	3,420,000	3,003,014
China Galaxy Securities Co. Ltd., Class H	3,629,000	1,794,641
China Gas Holdings Ltd.	3,307,200	5,083,646
China Hongqiao Group Ltd.	2,631,500	2,742,219
China International Capital Corp. Ltd., Class H(c)	1,390,800	2,557,300
China Jinmao Holdings Group Ltd.(a)	4,592,000	1,065,649
China Lesso Group Holdings Ltd.	1,399,000	1,714,560
China Life Insurance Co. Ltd., Class A	306,300	1,266,165
China Life Insurance Co. Ltd., Class H	7,304,000	10,878,722
China Literature Ltd.(a)(c)	385,200	1,518,104
China Longyuan Power Group Corp. Ltd., Class H	3,531,000	5,672,762
China Medical System Holdings Ltd.	1,332,000	2,117,489
China Meidong Auto Holdings Ltd.	670,000	1,628,264
China Mengniu Dairy Co. Ltd.	3,340,000	15,517,616
China Merchants Bank Co. Ltd., Class A	1,564,231	8,137,259
China Merchants Bank Co. Ltd., Class H	4,034,177	21,797,860
China Merchants Port Holdings Co. Ltd.	1,282,000	2,067,671
China Merchants Securities Co. Ltd., Class A	1,045,572	2,155,447
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,545,782	3,138,747
China Metal Recycling Holdings Ltd.(d)	3,000	—
China Minsheng Banking Corp. Ltd., Class A	3,814,399	2,057,675
China Minsheng Banking Corp. Ltd., Class H	4,458,500	1,454,119
China National Building Material Co. Ltd., Class H	4,004,000	4,018,911
China Nonferrous Mining Corp Ltd.	1,911,000	779,237
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	366,400	1,706,601
China Oilfield Services Ltd., Class H	2,112,000	1,945,524
China Oriental Group Co. Ltd.	1,786,000	359,805

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Overseas Grand Oceans Group Ltd.	2,132,000	$1,027,341
China Overseas Land & Investment Ltd.	4,005,000	11,067,493
China Overseas Property Holdings Ltd.	2,010,000	2,100,732
China Pacific Insurance Group Co. Ltd., Class A	633,488	1,898,057
China Pacific Insurance Group Co. Ltd., Class H	2,505,000	5,350,740
China Petroleum & Chemical Corp., Class A	5,160,448	3,149,762
China Petroleum & Chemical Corp., Class H	24,882,200	11,730,867
China Power International Development Ltd.	6,840,000	3,874,711
China Railway Group Ltd., Class A	3,452,886	2,957,508
China Railway Group Ltd., Class H	3,186,000	1,896,609
China Renewable Energy Investment Ltd.(d)	4,386	—
China Resources Beer Holdings Co. Ltd.	1,680,000	11,588,155
China Resources Cement Holdings Ltd.	1,860,000	1,144,085
China Resources Gas Group Ltd.	1,005,400	4,219,092
China Resources Land Ltd.	3,356,666	14,018,374
China Resources Medical Holdings Co. Ltd.	2,359,500	1,436,177
China Resources Mixc Lifestyle Services Ltd.(c)	679,600	2,879,319
China Resources Power Holdings Co. Ltd.	2,044,000	3,848,324
China Ruyi Holdings Ltd.(a)(b)	7,075,600	2,048,008
China SCE Group Holdings Ltd.	2,738,000	240,321
China Shenhua Energy Co. Ltd., Class A	408,800	1,701,955
China Shenhua Energy Co. Ltd., Class H	3,735,000	10,556,377
China Shineway Pharmaceutical Group Ltd.	1,084,000	863,205
China Southern Airlines Co. Ltd., Class H(a)	2,848,000	1,542,397
China State Construction Engineering Corp. Ltd., Class A	4,741,780	3,540,230
China State Construction International Holdings Ltd.	2,024,000	2,098,712
China Suntien Green Energy Corp. Ltd., Class H	3,000,000	1,471,497
China Taiping Insurance Holdings Co. Ltd.	1,378,568	1,453,667
China Three Gorges Renewables Group Co. Ltd., Class A	1,805,300	1,681,053
China Tourism Group Duty Free Corp. Ltd., Class A	144,992	4,519,301
China Tower Corp. Ltd., Class H(c)	46,644,000	6,000,872
China Traditional Chinese Medicine Holdings Co. Ltd.	4,206,000	1,785,526
China Travel International Investment Hong Kong Ltd.(a)(b)	4,846,000	914,172
China Vanke Co. Ltd., Class A	988,192	2,517,336
China Vanke Co. Ltd., Class H	1,468,300	2,792,819
China Water Affairs Group Ltd.(b)	1,792,000	1,608,529
China Yangtze Power Co. Ltd., Class A	1,638,638	5,802,113
China Youzan Ltd.(a)(b)	21,176,000	399,646
China Yuhua Education Corp. Ltd.(c)	2,044,000	301,368
Chinasoft International Ltd.	2,828,000	2,421,085
Chindata Group Holdings Ltd., ADR(a)	176,124	1,257,525
Chongqing Zhifei Biological Products Co. Ltd., Class A	164,600	2,427,157
CIFI Ever Sunshine Services Group Ltd.(b)	1,398,000	1,007,989
CIFI Holdings Group Co. Ltd.(b)	3,062,384	831,719
CITIC Ltd.	5,305,000	5,737,798
CITIC Securities Co. Ltd., Class A	1,223,503	3,560,496
CITIC Securities Co. Ltd., Class H	2,509,925	5,160,869
CMOC Group Ltd., Class H(b)	4,446,000	2,182,709
COFCO Joycome Foods Ltd.	3,950,000	1,713,739
Contemporary Amperex Technology Co. Ltd., Class A(a)	171,999	13,041,366
COSCO SHIPPING Holdings Co. Ltd., Class A	1,718,370	3,497,979
COSCO SHIPPING Holdings Co. Ltd., Class H	2,657,800	3,987,449
COSCO SHIPPING Ports Ltd.	2,922,000	2,181,335
Country Garden Holdings Co. Ltd.(b)	7,428,866	2,872,886

Security	Shares	Value

China (continued)
Country Garden Services Holdings Co. Ltd.	2,104,000	$4,692,013
CRRC Corp. Ltd., Class A	2,376,500	1,815,303
CSC Financial Co. Ltd., Class A	538,200	2,078,316
CSPC Pharmaceutical Group Ltd.	9,593,440	10,504,379
CStone Pharmaceuticals(a)(c)	1,789,000	946,250
Dali Foods Group Co. Ltd.(c)	2,725,000	1,297,467
Daqo New Energy Corp., ADR(a)	58,437	3,780,874
Differ Group Holding Co. Ltd.(b)	3,782,000	914,993
Digital China Holdings Ltd.	1,665,000	742,964
Dongfeng Motor Group Co. Ltd., Class H	2,284,000	1,578,232
Dongyue Group Ltd.	1,647,000	1,791,338
DouYu International Holdings Ltd., ADR(a)	289,629	330,177
East Money Information Co. Ltd., Class A	996,580	3,293,902
ENN Energy Holdings Ltd.	833,200	13,591,650
Eve Energy Co. Ltd., Class A	199,243	2,793,443
Far East Horizon Ltd.	2,176,000	1,793,541
FIH Mobile Ltd. (a)	9,169,000	1,227,401
Flat Glass Group Co. Ltd., Class H(a)	552,000	2,000,809
Focus Media Information Technology Co. Ltd., Class A	2,120,400	1,859,211
Foshan Haitian Flavouring & Food Co. Ltd., Class A	305,002	3,739,859
Fosun International Ltd.	2,653,500	2,090,596
Foxconn Industrial Internet Co. Ltd., Class A	2,069,100	3,083,557
Fu Shou Yuan International Group Ltd.	2,112,000	1,438,779
Fuyao Glass Industry Group Co. Ltd., Class H(c)	728,000	3,531,505
Ganfeng Lithium Co. Ltd., Class A	176,680	2,338,379
Ganfeng Lithium Co. Ltd., Class H(c)	374,640	3,387,594
GDS Holdings Ltd., ADR(a)(b)	101,161	2,800,136
Geely Automobile Holdings Ltd.(b)	6,211,000	12,315,753
Genertec Universal Medical Group Co. Ltd.(c)	2,554,500	1,607,011
Genscript Biotech Corp.(a)	1,278,000	4,627,179
GF Securities Co. Ltd., Class H	1,406,000	1,861,240
Gigadevice Semiconductor Beijing Inc., Class A	97,280	1,711,343
Glory Sun Financial Group Ltd.(a)(b)	58,764,000	247,665
GoerTek Inc., Class A	416,900	1,967,215
GOME Retail Holdings Ltd.(a)(b)	14,972,000	546,552
Great Wall Motor Co. Ltd., Class H	3,553,000	5,632,623
Greentown China Holdings Ltd.	1,272,500	2,515,300
Greentown Service Group Co. Ltd.	1,724,000	1,543,077
Guangdong Haid Group Co. Ltd., Class A	243,000	2,366,076
Guangdong Investment Ltd.	2,520,000	2,454,796
Guangzhou Automobile Group Co. Ltd., Class H	2,589,600	2,430,733
Guangzhou R&F Properties Co. Ltd., Class H(a)(b)	1,394,400	329,301
Guotai Junan Securities Co. Ltd., Class A	1,715,894	3,680,400
H World Group Ltd., ADR	199,473	7,649,790
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	1,883,000	1,921,323
Haidilao International Holding Ltd.(a)(b)(c)	1,094,000	2,185,790
Haier Smart Home Co. Ltd., Class A	596,600	2,193,657
Haier Smart Home Co. Ltd., Class H	2,534,600	8,112,008
Haitian International Holdings Ltd.	645,000	1,543,563
Haitong Securities Co. Ltd., Class A	1,220,029	1,691,009
Haitong Securities Co. Ltd., Class H	2,856,800	1,913,344
Hangzhou Tigermed Consulting Co. Ltd., Class A	83,900	1,269,735
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	94,400	980,492
Hansoh Pharmaceutical Group Co. Ltd.(c)	1,116,000	2,175,187
Harbin Electric Co. Ltd., Class H(a)	1,504,000	435,158
Henan Shuanghui Investment & Development Co. Ltd., Class A	487,451	1,938,912
Hengan International Group Co. Ltd.	481,000	2,328,143
Hengli Petrochemical Co. Ltd., Class A	701,200	2,099,530

S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hithink RoyalFlush Information Network Co. Ltd., Class A	98,000	$1,252,059
Hope Education Group Co. Ltd.(c)	7,982,000	671,672
Hopson Development Holdings Ltd.(b)	867,723	1,146,867
Hua Hong Semiconductor Ltd.(a)(c)	511,000	1,530,545
Huabao International Holdings Ltd.(b)	949,000	511,771
Hualan Biological Engineering Inc., Class A	302,700	898,728
Huaneng Power International Inc., Class H(a)	5,572,000	2,664,037
Huatai Securities Co. Ltd., Class A	857,400	1,687,640
Huatai Securities Co. Ltd., Class H(c)	1,617,400	2,133,530
Huaxia Bank Co. Ltd., Class A	4,652,731	3,530,994
Hundsun Technologies Inc., Class A	329,422	2,075,055
Hutchmed China Ltd., ADR(a)(b)	116,973	1,528,837
HUYA Inc., ADR(a)	144,830	477,939
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	515,600	2,964,969
Iflytek Co. Ltd., Class A	402,600	2,511,706
I-Mab, ADR(a)(b)	62,688	656,970
Industrial & Commercial Bank of China Ltd., Class A	5,104,841	3,313,407
Industrial & Commercial Bank of China Ltd., Class H	60,588,000	32,032,126
Industrial Bank Co. Ltd., Class A	1,481,998	3,906,769
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	555,800	2,950,669
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,643,484	4,168,169
Innovent Biologics Inc.(a)(c)	1,240,000	5,183,263
Inspur Electronic Information Industry Co. Ltd., Class A	665,600	2,397,646
iQIYI Inc., ADR(a)(b)	320,264	1,223,408
JA Solar Technology Co. Ltd., Class A	256,340	2,954,439
Jafron Biomedical Co. Ltd., Class A	173,600	1,139,730
JD Health International Inc.(a)(c)	1,142,250	8,663,998
JD.com Inc., Class A	2,162,390	64,509,597
Jiangsu Expressway Co. Ltd., Class H	1,234,000	1,076,866
Jiangsu Hengli Hydraulic Co. Ltd., Class A	191,996	1,483,382
Jiangsu Hengrui Medicine Co. Ltd., Class A	495,159	2,591,825
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	145,500	3,564,149
Jiangxi Copper Co. Ltd., Class H	1,142,000	1,398,952
Jiayuan International Group Ltd.(a)(b)	3,538,000	121,639
JinkoSolar Holding Co. Ltd., ADR(a)	40,423	2,680,853
Jinxin Fertility Group Ltd.(c)	2,334,500	1,813,895
Jiumaojiu International Holdings Ltd.(b)(c)	887,000	1,930,006
Joy Spreader Group Inc.(a)	3,011,000	966,136
JOYY Inc., ADR	60,831	1,574,915
Kaisa Group Holdings Ltd.(d)	4,040,000	301,697
Kanzhun Ltd., ADR(a)	96,506	2,268,856
KE Holdings Inc., ADR(a)(b)	358,550	5,059,141
Kingboard Holdings Ltd.	626,000	1,831,492
Kingdee International Software Group Co. Ltd.(a)(b)	2,694,000	5,816,674
Kingsoft Cloud Holdings Ltd., ADR(a)	112,045	367,508
Kingsoft Corp. Ltd.	1,025,000	3,422,433
Kintor Pharmaceutical Ltd. (a)(b)(c)	484,500	931,156
Kuaishou Technology(a)(c)	1,860,100	18,702,269
Kunlun Energy Co. Ltd.	3,754,000	2,763,571
Kweichow Moutai Co. Ltd., Class A	80,630	22,669,817
KWG Group Holdings Ltd.(a)	1,594,500	323,044
KWG Living Group Holdings Ltd.	3,240,250	660,923
Lee & Man Paper Manufacturing Ltd.(b)	1,583,000	602,656
Legend Biotech Corp., ADR(a)	64,026	3,024,588

Security	Shares	Value

China (continued)
Lenovo Group Ltd.(b)	7,066,000	$6,852,570
Lepu Medical Technology Beijing Co. Ltd., Class A	567,000	1,506,277
LexinFintech Holdings Ltd., ADR(a)(b)	206,522	388,261
Li Auto Inc., ADR(a)(b)	608,634	19,987,541
Li Ning Co. Ltd.	2,540,500	20,607,599
Lifetech Scientific Corp. (a)	5,696,000	1,934,613
Lingyi iTech Guangdong Co., Class A(a)	1,759,400	1,341,938
Logan Group Co. Ltd.(b)(d)	1,424,000	272,105
Longfor Group Holdings Ltd.(c)	1,849,000	6,178,187
LONGi Green Energy Technology Co. Ltd., Class A	600,060	5,486,364
Lonking Holdings Ltd.	3,030,000	601,023
Lufax Holding Ltd., ADR	836,973	3,833,336
Luxshare Precision Industry Co. Ltd., Class A	529,431	2,664,699
Luye Pharma Group Ltd. (a)(c)	2,556,000	766,697
Luzhou Laojiao Co. Ltd., Class A	116,900	3,851,286
Mango Excellent Media Co. Ltd., Class A	241,897	1,126,380
Maoyan Entertainment(a)(b)(c)	1,619,000	1,469,499
Meitu Inc.(a)(b)(c)	4,452,000	472,463
Meituan, Class B(a)(c)	4,368,300	97,995,598
MH Development Ltd.(d)	264,000	10,947
Microport Scientific Corp.(a)	871,100	2,053,911
Ming Yuan Cloud Group Holdings Ltd.	1,126,000	1,033,753
Minth Group Ltd.	760,000	2,031,661
MMG Ltd.(a)	4,678,000	1,383,762
Muyuan Foods Co. Ltd., Class A	425,910	3,770,026
NARI Technology Co. Ltd., Class A	704,278	3,049,552
NAURA Technology Group Co. Ltd., Class A	59,300	2,235,733
NetDragon Websoft Holdings Ltd.	629,000	1,256,667
NetEase Inc.	2,185,025	40,874,737
New China Life Insurance Co. Ltd., Class A	634,301	2,729,114
New China Life Insurance Co. Ltd., Class H	630,600	1,502,737
New Hope Liuhe Co. Ltd., Class A(a)	847,200	1,999,473
New Oriental Education & Technology Group Inc.(a)	1,390,150	3,810,884
Nexteer Automotive Group Ltd.(b)	1,630,000	1,309,687
NIO Inc., ADR(a)(b)	1,418,944	27,995,765
Noah Holdings Ltd., ADR(a)(b)	54,472	947,813
Nongfu Spring Co. Ltd., Class H(c)	1,850,800	11,092,191
OneConnect Financial Technology Co. Ltd., ADR(a)(b)	241,802	345,777
People’s Insurance Co. Group of China Ltd. (The), Class H	5,996,000	1,795,242
PetroChina Co. Ltd., Class A	1,470,200	1,137,226
PetroChina Co. Ltd., Class H	20,282,000	9,470,872
Pharmaron Beijing Co. Ltd., Class H(c)	296,700	2,413,821
PICC Property & Casualty Co. Ltd., Class H	6,762,520	6,941,670
Pinduoduo Inc., ADR(a)	467,336	22,904,137
Ping An Bank Co. Ltd., Class A	1,591,600	2,994,608
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	536,200	1,400,444
Ping An Insurance Group Co. of China Ltd., Class A	959,063	5,990,600
Ping An Insurance Group Co. of China Ltd., Class H	6,753,000	39,687,641
Poly Developments and Holdings Group Co. Ltd., Class A	1,497,736	3,696,703
Poly Property Group Co. Ltd.	3,035,000	650,496
Pop Mart International Group Ltd.(b)(c)	566,800	1,295,979
Postal Savings Bank of China Co. Ltd., Class A	1,678,800	1,167,622
Postal Savings Bank of China Co. Ltd., Class H(c)	9,815,000	6,493,842
Pou Sheng International Holdings Ltd.	2,906,000	318,259
Q Technology Group Co. Ltd.(a)	1,219,000	699,676
Redco Properties Group Ltd.(a)(b)(c)	2,164,000	534,804
RLX Technology Inc., ADR(a)(b)	575,544	932,381

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Rongsheng Petrochemical Co. Ltd., Class A	1,006,600	$2,134,418
Ronshine China Holdings Ltd.(a)	861,000	112,839
SAIC Motor Corp. Ltd., Class A	996,152	2,394,295
Sangfor Technologies Inc., Class A	79,300	1,133,879
Sany Heavy Equipment International Holdings Co. Ltd.	2,174,000	2,365,743
Sany Heavy Industry Co. Ltd., Class A	765,600	1,933,469
Seazen Group Ltd.(a)	2,498,000	856,071
Seazen Holdings Co. Ltd., Class A(a)	352,900	1,094,419
SF Holding Co. Ltd., Class A	461,000	3,407,803
Shaanxi Coal Industry Co. Ltd., Class A	609,500	1,725,204
Shandong Gold Mining Co. Ltd., Class A	881,128	2,388,136
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,458,400	3,075,115
Shanghai Baosight Software Co. Ltd., Class A	369,434	2,203,544
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	639,500	2,317,512
Shanghai Industrial Holdings Ltd.	668,000	944,566
Shanghai Industrial Urban Development Group Ltd.	4,902,600	392,966
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,628,575	1,432,201
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,250,400	1,882,995
Shanghai Pudong Development Bank Co. Ltd., Class A	2,309,199	2,485,064
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	86,640	3,518,651
Shengyi Technology Co. Ltd., Class A	499,500	1,177,267
Shennan Circuits Co. Ltd., Class A	112,300	1,443,894
Shenwan Hongyuan Group Co. Ltd., Class A	5,606,633	3,435,791
Shenzhen Inovance Technology Co. Ltd., Class A	317,350	3,110,461
Shenzhen International Holdings Ltd.	1,156,500	1,065,242
Shenzhen Investment Ltd.	10,424,000	1,965,245
Shenzhen Kangtai Biological Products Co. Ltd., Class A	145,440	719,593
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	93,800	4,029,122
Shenzhou International Group Holdings Ltd.	853,600	8,978,302
Shimao Group Holdings Ltd.(b)(d)	1,218,500	349,256
Shougang Fushan Resources Group Ltd.	7,868,000	2,800,890
Shui On Land Ltd.	12,143,500	1,609,676
Sihuan Pharmaceutical Holdings Group Ltd.	7,120,000	1,017,100
Sino Biopharmaceutical Ltd.	11,025,000	6,391,664
Sinofert Holdings Ltd.	7,390,000	1,017,383
Sino-Ocean Group Holding Ltd.	3,500,500	566,516
Sinopec Engineering Group Co. Ltd., Class H	2,518,000	1,081,274
Sinopec Kantons Holdings Ltd.	2,400,000	752,905
Sinopharm Group Co. Ltd., Class H	1,036,000	2,373,669
Sinotruk Hong Kong Ltd.	789,000	932,294
Skyfame Realty Holdings Ltd.	23,846,000	216,087
Skyworth Group Ltd.	2,820,000	1,323,586
Smoore International Holdings Ltd.(b)(c)	1,865,000	4,307,076
SOHO China Ltd.(a)	3,452,500	602,535
SooChow Securities Co. Ltd., Class A	2,066,764	2,023,771
SSY Group Ltd.	2,424,000	1,375,645
Sunac China Holdings Ltd.(d)	3,091,000	787,526
Sunac Services Holdings Ltd.(c)	1,560,000	669,112
Sungrow Power Supply Co. Ltd., Class A	247,100	4,544,206
Sunny Optical Technology Group Co. Ltd.	748,900	10,131,567
TAL Education Group, ADR(a)	447,604	2,202,212

Security	Shares	Value

China (continued)
TCL Technology Group Corp., Class A	2,411,600	$1,588,334
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	415,100	3,131,903
Tencent Holdings Ltd.	6,577,900	254,228,016
Tencent Music Entertainment Group, ADR(a)	646,828	2,723,146
Tianneng Power International Ltd.(b)	1,432,000	1,678,586
Tingyi Cayman Islands Holding Corp.	1,708,000	2,811,687
Tong Ren Tang Technologies Co. Ltd., Class H	1,590,000	1,118,855
Tongcheng Travel Holdings Ltd.(a)	1,263,600	2,415,512
Tongdao Liepin Group(a)	460,200	592,112
Tongwei Co. Ltd., Class A	432,200	3,449,143
Topsports International Holdings Ltd.(c)	1,670,000	1,392,963
Towngas Smart Energy Co. Ltd.	2,091,000	995,918
TravelSky Technology Ltd., Class H	1,265,000	2,096,524
Trina Solar Co. Ltd., Class A	174,314	2,150,430
Trip.com Group Ltd., ADR(a)(b)	550,833	14,200,475
Tsingtao Brewery Co. Ltd., Class H	614,000	5,997,606
Uni-President China Holdings Ltd.	1,755,000	1,605,407
Unisplendour Corp. Ltd., Class A	557,240	1,535,070
Venus MedTech Hangzhou Inc., Class H(a)(c)	587,500	1,052,908
Vipshop Holdings Ltd., ADR(a)	475,063	4,351,577
Vnet Group Inc., ADR(a)	121,075	624,747
Walvax Biotechnology Co. Ltd., Class A	206,700	1,331,541
Wanhua Chemical Group Co. Ltd., Class A	241,187	2,995,023
Want Want China Holdings Ltd.	5,060,000	4,118,029
Weibo Corp., ADR(a)	67,502	1,297,388
Weichai Power Co. Ltd., Class H	2,213,000	3,163,902
Weimob Inc.(a)(c)	2,825,000	1,474,495
Wens Foodstuffs Group Co. Ltd., Class A(a)	1,458,257	5,199,130
West China Cement Ltd.	4,158,000	487,200
Wharf Holdings Ltd. (The)	1,236,000	4,519,922
Will Semiconductor Co. Ltd. Shanghai, Class A	113,130	1,767,715
Wingtech Technology Co. Ltd., Class A	201,600	2,053,724
Wuliangye Yibin Co. Ltd., Class A	277,374	7,340,065
WuXi AppTec Co. Ltd., Class A	224,761	3,109,481
WuXi AppTec Co. Ltd., Class H(c)	313,450	3,797,189
Wuxi Biologics Cayman Inc., New(a)(c)	3,809,000	36,460,182
XD Inc.(a)(b)	525,000	1,244,791
Xiaomi Corp., Class B(a)(c)	16,637,000	26,166,428
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,109,000	2,457,047
Xinyi Solar Holdings Ltd.	5,067,600	8,608,891
XPeng Inc., ADR(a)(b)	460,317	11,245,544
Xtep International Holdings Ltd.	1,731,000	2,815,080
Yadea Group Holdings Ltd.(c)	1,728,000	3,726,662
Yankuang Energy Group Co. Ltd., Class H	1,874,000	5,855,895
Yihai International Holding Ltd.(b)	586,000	1,716,552
Yonyou Network Technology Co. Ltd., Class A	467,000	1,445,959
Yuexiu Property Co. Ltd.	2,055,616	2,568,106
Yuexiu REIT	2,904,000	1,128,298
Yuexiu Transport Infrastructure Ltd.	1,722,000	964,021
Yum China Holdings Inc.	456,771	22,249,315
Yunnan Baiyao Group Co. Ltd., Class A	240,692	1,968,047
Yunnan Energy New Material Co. Ltd., Class A	66,800	2,119,048
Yuzhou Group Holdings Co. Ltd.(b)	2,558,394	121,859
Zai Lab Ltd., ADR(a)(b)	84,705	3,433,094
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	53,500	2,346,577
Zhaojin Mining Industry Co. Ltd., Class H(a)	1,687,500	1,611,837

S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	2,280,558	$1,516,489
Zhejiang Expressway Co. Ltd., Class H	2,464,000	1,983,203
Zhejiang Huayou Cobalt Co. Ltd., Class A	171,340	2,141,571
Zhenro Properties Group Ltd.(a)(b)	2,029,000	117,824
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	614,300	1,559,841
Zhongsheng Group Holdings Ltd.	589,500	3,374,848
Zhuzhou CRRC Times Electric Co. Ltd.	564,300	2,423,304
Zijin Mining Group Co. Ltd., Class A	1,784,500	2,363,880
Zijin Mining Group Co. Ltd., Class H	5,486,000	6,428,556
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	2,374,600	1,234,565
ZTE Corp., Class A	232,900	843,896
ZTE Corp., Class H	616,240	1,326,112
ZTO Express Cayman Inc., ADR	477,346	12,215,284

		2,243,734,302

Colombia — 0.0%
Bancolombia SA	252,087	2,116,308
Cementos Argos SA	242,160	220,300
Corp. Financiera Colombiana SA(a)	190,585	871,347
Ecopetrol SA	5,204,387	2,767,903
Grupo Argos SA	374,936	1,058,252
Interconexion Electrica SA ESP	527,437	2,534,453

		9,568,563

Czech Republic — 0.0%
CEZ AS	222,973	10,132,604
Komercni Banka AS	72,747	1,838,056

		11,970,660

Denmark — 1.7%
ALK-Abello A/S(a)	141,753	2,830,202
Alm Brand A/S(b)	1,027,580	1,546,404
Ambu A/S, Class B(b)	186,745	2,123,147
AP Moller - Maersk A/S, Class A	2,709	7,257,343
AP Moller - Maersk A/S, Class B, NVS	6,086	16,616,807
Bavarian Nordic A/S(a)(b)	78,055	3,870,471
Carlsberg A/S, Class B	101,687	13,152,389
Chemometec A/S	23,296	2,782,762
Chr Hansen Holding A/S	109,906	7,193,657
Coloplast A/S, Class B	122,560	14,344,289
D/S Norden A/S	37,121	1,619,872
Danske Bank A/S	620,220	8,673,341
Demant A/S(a)	115,585	4,403,294
Dfds A/S	49,515	1,774,547
Drilling Co. of 1972 A/S (The)(a)	27,718	1,315,440
DSV A/S	211,746	35,679,392
FLSmidth & Co. A/S	54,483	1,496,498
Genmab A/S(a)	70,298	25,013,428
GN Store Nord A/S	134,127	4,670,852
H Lundbeck A/S	285,921	1,413,196
H Lundbeck A/S, Class A(a)(b)	71,328	340,061
ISS A/S(a)	156,251	2,730,726
Jyske Bank A/S, Registered(a)	44,379	2,322,643
Matas A/S	91,788	984,802
Netcompany Group A/S(a)(c)	36,508	2,047,270
Nilfisk Holding A/S(a)	40,647	960,677
NKT A/S(a)	51,177	2,622,062
Novo Nordisk A/S, Class B	1,785,900	208,010,476
Novozymes A/S, Class B	221,486	14,148,584

Security	Shares	Value

Denmark (continued)
Orsted A/S(c)	201,863	$23,500,210
Pandora A/S	101,700	7,555,466
Per Aarsleff Holding A/S	26,047	801,050
Ringkjoebing Landbobank A/S	31,745	3,564,737
Rockwool A/S, Class B	8,603	2,131,815
Royal Unibrew A/S	56,300	4,801,466
Scandinavian Tobacco Group A/S, Class A(c)	88,082	1,686,970
Schouw & Co. A/S	21,080	1,569,532
SimCorp A/S	49,206	3,672,650
Spar Nord Bank A/S	112,432	1,288,249
Sydbank A/S	95,841	2,943,187
Topdanmark A/S	40,260	1,962,258
Tryg A/S	382,619	8,724,227
Vestas Wind Systems A/S	1,077,380	28,317,559
Zealand Pharma A/S(a)	66,909	1,206,734

		485,670,742

Egypt — 0.0%
Commercial International Bank Egypt SAE	1,472,349	2,953,039
Eastern Co. SAE	953,810	496,551
Egyptian Financial Group-Hermes Holding Co.(a)	1,830,450	1,108,719
EISewedy Electric Co.(a)	1,371,505	478,432

		5,036,741

Finland — 0.8%
Cargotec OYJ, Class B	50,441	1,783,939
Caverion OYJ	99,859	498,018
Citycon OYJ	124,541	886,092
Elisa OYJ	151,114	8,357,372
Finnair OYJ(a)(b)	813,289	334,354
Fortum OYJ	510,935	5,734,883
Huhtamaki OYJ	111,249	4,336,326
Kemira OYJ	177,523	2,254,046
Kesko OYJ, Class B	314,719	7,783,997
Kojamo OYJ	237,453	4,236,009
Kone OYJ, Class B	352,495	16,109,526
Konecranes OYJ	68,907	1,850,073
Metsa Board OYJ, Class B	264,534	2,358,261
Metso Outotec OYJ	598,152	4,944,738
Neste OYJ	443,622	22,811,612
Nokia OYJ	5,653,786	29,448,196
Nokian Renkaat OYJ	142,898	1,690,165
Nordea Bank Abp	3,404,790	33,571,111
Orion OYJ, Class B	114,980	5,488,857
Outokumpu OYJ	399,396	1,758,462
QT Group OYJ(a)(b)	21,792	1,762,115
Revenio Group OYJ	41,466	2,135,891
Sampo OYJ, Class A	518,804	22,413,750
Sanoma OYJ	93,077	1,314,771
Stora Enso OYJ, Class R	589,920	9,123,518
TietoEVRY Oyj	89,077	2,422,887
Tokmanni Group Corp.	83,267	1,095,315
UPM-Kymmene OYJ	556,811	17,645,206
Uponor OYJ	118,463	1,783,487
Valmet OYJ	193,724	5,390,828
Wartsila OYJ Abp	471,941	4,146,724
YIT OYJ	279,020	949,122

		226,419,651

France — 6.4%
ABC arbitrage	97,139	694,966
Accor SA(a)	178,981	4,644,361

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Aeroports de Paris(a)	31,512	$4,354,070
Air France-KLM(a)(b)	1,360,699	1,876,178
Air Liquide SA	548,728	75,440,425
Airbus SE	623,117	67,185,525
AKWEL(b)	27,195	489,742
Albioma SA	38,465	1,960,153
ALD SA(c)	142,682	1,690,215
Alstom SA(b)	321,662	7,644,520
Alten SA	34,138	4,623,652
Amundi SA(c)	53,062	2,880,991
APERAM SA	54,167	1,766,076
ArcelorMittal SA	641,759	15,834,719
Arkema SA	69,947	6,626,467
Atos SE(a)	68,207	840,891
AXA SA	2,050,846	47,256,638
Beneteau SA	59,024	678,749
BioMerieux	44,213	4,785,497
BNP Paribas SA	1,160,864	54,847,677
Boiron SA	21,174	990,070
Bollore SE	993,065	5,013,845
Bonduelle SCA(b)	35,606	478,835
Bouygues SA	242,847	7,341,200
Bureau Veritas SA	314,780	8,681,823
Capgemini SE	177,769	33,907,095
Carrefour SA	626,036	10,668,932
Casino Guichard Perrachon SA(a)(b)	46,281	544,913
CGG SA(a)(b)	1,761,765	1,573,540
Chargeurs SA	23,143	396,757
Cie Generale des Etablissements Michelin SCA	742,721	20,784,723
Cie. de Saint-Gobain	547,877	25,547,405
Cie. Plastic Omnium SA	99,005	1,851,729
Coface SA(a)	173,209	1,813,990
Covivio	54,467	3,444,688
Credit Agricole SA	1,198,549	11,043,226
Danone SA	671,822	37,043,698
Dassault Aviation SA	19,529	2,793,089
Dassault Systemes SE	722,207	30,976,664
Derichebourg SA	168,042	1,071,069
Edenred	266,113	13,659,713
Eiffage SA(b)	76,753	7,202,423
Electricite de France SA	527,274	6,403,347
Elior Group SA(a)(b)(c)	202,007	656,460
Elis SA	211,511	3,156,982
Engie SA	1,890,875	23,394,544
Eramet SA	15,724	1,664,486
EssilorLuxottica SA	312,715	49,028,189
Eurazeo SE	45,052	3,217,952
Euroapi SA(a)	61,802	1,042,597
Eurofins Scientific SE	146,448	11,416,847
Eutelsat Communications SA	116,913	889,675
Faurecia SE(a)(b)	161,123	2,912,297
Fnac Darty SA(b)	25,922	1,039,801
Gaztransport Et Technigaz SA	29,105	4,014,278
Gecina SA	45,970	4,713,331
Getlink SE	467,064	9,347,970
Hermes International	34,123	46,814,839
ICADE	30,410	1,522,526
ID Logistics Group(a)	4,489	1,453,485
Imerys SA	41,289	1,399,136
Interparfums SA	27,630	1,386,151

Security	Shares	Value

France (continued)
Ipsen SA	39,967	$4,042,947
IPSOS	56,116	2,876,264
JCDecaux SA(a)	83,290	1,343,176
Kaufman & Broad SA(b)	25,422	705,809
Kering SA	79,588	45,563,411
Klepierre SA	229,421	5,097,745
Korian SA	73,823	1,092,306
La Francaise des Jeux SAEM(c)	100,602	3,593,304
Legrand SA	287,666	23,550,818
LISI	19,383	456,692
LNA Sante SA	10,831	370,839
L’Oreal SA	253,015	95,654,173
LVMH Moet Hennessy Louis Vuitton SE	291,990	202,744,422
Maisons du Monde SA(b)(c)	77,429	827,597
McPhy Energy SA(a)(b)	55,556	854,844
Mercialys SA	120,666	1,069,614
Mersen SA	34,488	1,213,337
Metropole Television SA	38,891	512,291
Neoen SA(b)(c)	42,266	1,858,904
Nexans SA	36,422	3,498,136
Nexity SA	54,562	1,340,844
Orange SA	2,000,198	20,438,886
Orpea SA(a)(b)	55,021	1,369,978
Pernod Ricard SA	219,467	43,113,050
Publicis Groupe SA	243,528	12,959,426
Quadient SA	58,707	1,143,003
Remy Cointreau SA	21,984	4,343,097
Renault SA(a)	175,566	5,190,499
Rexel SA	276,762	4,918,737
Rubis SCA	93,004	2,273,131
Safran SA	361,554	39,740,399
Sanofi	1,193,406	118,592,955
Sartorius Stedim Biotech	30,245	12,099,190
Schneider Electric SE	578,597	80,022,180
SCOR SE(b)	155,953	2,744,385
SEB SA	25,670	2,161,168
SES SA	418,037	3,154,821
Societe BIC SA	35,494	2,005,524
Societe Generale SA	839,957	18,820,405
Sodexo SA	83,290	6,767,611
SOITEC(a)	24,500	3,921,636
Solutions 30 SE(a)	179,399	610,499
Sopra Steria Group SACA	18,165	3,026,853
SPIE SA	134,653	3,233,682
Teleperformance	65,852	22,020,970
Television Francaise 1	110,482	761,076
Thales SA	111,292	13,840,230
TotalEnergies SE	2,630,989	134,383,956
Trigano SA	13,042	1,276,103
Ubisoft Entertainment SA(a)	94,266	4,013,319
Unibail-Rodamco-Westfield(a)(b)	127,275	7,227,277
Valeo	226,666	4,868,791
Vallourec SA(a)	104,111	964,695
Valneva SE(a)(b)	105,039	1,044,673
Veolia Environnement SA	718,522	17,970,839
Vicat SA	25,993	677,684
Vinci SA	559,591	53,641,689
Virbac SA	6,235	2,302,932
Vivendi SE	745,242	7,074,830
Wendel SE	26,140	2,405,916

S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Worldline SA/France(a)(c)	266,519	$11,763,649

		1,785,583,049

Germany — 4.2%
Aareal Bank AG(a)	88,111	2,863,712
adidas AG	180,021	31,142,098
ADLER Group SA(a)(b)(c)	92,850	329,317
AIXTRON SE	140,560	3,633,877
Allianz SE, Registered	433,677	78,758,382
Amadeus Fire AG	10,796	1,206,233
Aroundtown SA(b)	1,076,729	3,453,107
AURELIUS Equity Opportunities SE & Co. KGaA	68,760	1,640,238
Aurubis AG	33,611	2,426,616
BASF SE	944,870	42,108,296
Bayer AG, Registered	1,036,603	60,465,298
Bayerische Motoren Werke AG	340,911	27,856,971
BayWa AG	24,354	1,048,293
Bechtle AG	98,066	4,535,931
Beiersdorf AG	101,505	10,467,675
Bertrandt AG	11,873	443,435
Bilfinger SE	72,448	2,189,202
Borussia Dortmund GmbH & Co. KGaA(a)(b)	108,747	424,197
Brenntag SE	183,822	12,912,593
CANCOM SE	42,037	1,437,028
Carl Zeiss Meditec AG, Bearer	46,061	6,722,134
Ceconomy AG	302,316	609,720
Commerzbank AG(a)	1,117,767	7,657,965
CompuGroup Medical SE & Co. KgaA	28,771	1,247,174
Continental AG	115,894	8,256,422
Covestro AG(c)	198,271	6,686,765
CTS Eventim AG & Co. KGaA(a)	67,977	3,744,396
Daimler Truck Holding AG(a)	459,463	12,554,806
Delivery Hero SE(a)(c)	176,397	8,510,512
Deutsche Bank AG, Registered	2,157,807	18,874,234
Deutsche Beteiligungs AG	19,663	567,518
Deutsche Boerse AG	199,937	34,902,062
Deutsche Euroshop(d)	80,243	1,763,265
Deutsche Lufthansa AG, Registered(a)(b)	557,585	3,432,411
Deutsche Pfandbriefbank AG(c)	337,165	3,116,529
Deutsche Post AG, Registered	1,017,388	40,634,337
Deutsche Telekom AG, Registered	3,464,586	65,823,582
Deutz AG	210,922	880,577
Duerr AG	65,962	1,639,993
E.ON SE	2,461,479	22,126,481
Eckert & Ziegler Strahlen- und Medizintechnik AG	33,818	1,499,586
Encavis AG	120,535	2,637,640
Evonik Industries AG	204,350	4,358,721
Evotec SE(a)	163,039	4,235,949
Fraport AG Frankfurt Airport Services Worldwide(a)	32,296	1,476,981
Freenet AG	156,446	3,683,778
Fresenius Medical Care AG & Co. KGaA	202,075	7,491,622
Fresenius SE & Co. KGaA	423,197	10,829,170
GEA Group AG	174,769	6,523,705
Gerresheimer AG	32,613	1,958,913
Grand City Properties SA	77,289	1,054,119
GRENKE AG	41,688	1,094,646
Hamborner REIT AG	304,039	2,675,056
Hamburger Hafen und Logistik AG	67,377	939,051
Hannover Rueck SE	61,162	8,675,648
HeidelbergCement AG	149,721	7,626,339
HelloFresh SE(a)	174,423	4,821,004

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA	118,991	$7,502,953
Hensoldt AG	44,231	1,134,059
HOCHTIEF AG	48,009	2,576,863
Hugo Boss AG	57,860	3,419,085
Hypoport SE(a)	4,227	878,589
Indus Holding AG	41,486	994,794
Infineon Technologies AG	1,397,341	38,321,330
Jenoptik AG	74,328	1,800,249
K+S AG, Registered	205,669	4,336,783
KION Group AG	74,944	3,418,391
Kloeckner & Co. SE	98,449	964,861
Knorr-Bremse AG	72,319	4,308,444
Krones AG	19,337	1,684,835
KWS Saat SE & Co. KGaA	21,477	1,312,220
LANXESS AG	79,964	2,940,739
LEG Immobilien SE	78,574	7,138,075
Mercedes-Benz Group AG	835,426	49,268,398
Merck KGaA	140,568	26,772,668
METRO AG(a)	254,154	2,065,535
MorphoSys AG(a)	51,316	1,140,935
MTU Aero Engines AG	56,824	10,984,839
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	141,144	31,998,191
Nemetschek SE	66,292	4,438,021
Nordex SE(a)(b)	212,386	2,063,692
Norma Group SE	42,366	790,379
PATRIZIA AG	83,847	1,081,481
Pfeiffer Vacuum Technology AG	6,984	1,104,245
ProSiebenSat.1 Media SE	135,561	1,159,415
Puma SE	112,031	7,564,754
QIAGEN NV(a)	247,320	12,394,880
Rational AG	4,959	3,456,647
Rheinmetall AG	46,532	8,532,902
RWE AG	703,882	28,956,259
Salzgitter AG(b)	67,762	1,725,264
SAP SE	1,094,290	102,067,391
Scout24 SE(c)	92,293	5,276,251
SGL Carbon SE(a)	85,209	645,395
Siemens AG, Registered	807,746	90,099,189
Siemens Healthineers AG(c)	298,064	15,273,880
Siltronic AG	23,503	1,908,170
Sixt SE	24,658	3,010,290
Software AG(b)	61,234	1,654,328
Stabilus SE	33,239	1,873,283
Stroeer SE & Co. KGaA	35,162	1,537,907
Suedzucker AG	99,545	1,404,317
Symrise AG	144,690	16,883,240
TAG Immobilien AG	185,981	2,059,603
Takkt AG	36,043	491,487
TeamViewer AG(a)(c)	167,525	1,744,216
Telefonica Deutschland Holding AG	1,203,441	3,199,503
thyssenkrupp AG(a)	411,953	2,544,253
TUI AG(a)(b)	1,054,121	1,703,290
Uniper SE(b)	86,388	577,192
United Internet AG, Registered	98,225	2,587,361
Varta AG(b)	25,027	2,037,308
VERBIO Vereinigte BioEnergie AG	33,819	2,098,751
Vitesco Technologies Group AG(a)	24,070	1,309,145
Volkswagen AG	36,820	7,292,849
Vonovia SE	787,887	26,252,231

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Vossloh AG	22,329	$796,920
Wacker Neuson SE	49,219	947,015
Zalando SE(a)(b)(c)	235,600	6,632,875

		1,192,813,725

Greece — 0.1%
Alpha Services and Holdings SA(a)	2,020,495	1,795,884
Eurobank Ergasias Services and Holdings SA, Class A(a)	2,333,684	2,149,725
FF Group(a)(d)	16,274	166
Hellenic Telecommunications Organization SA	185,844	3,199,853
JUMBO SA	93,214	1,445,263
Motor Oil Hellas Corinth Refineries SA	81,477	1,412,267
Mytilineos SA	163,137	2,523,195
National Bank of Greece SA(a)	569,148	1,783,028
OPAP SA	176,829	2,449,845
Piraeus Financial Holdings SA(a)	749,655	683,161
Public Power Corp. SA(a)	225,029	1,334,892
Terna Energy SA	106,943	1,923,807
Titan Cement International SA	30,169	346,434

		21,047,520

Hong Kong — 1.9%
AIA Group Ltd.	12,853,600	129,135,537
Alibaba Pictures Group Ltd.(a)	19,990,000	1,705,688
ASMPT Ltd.	130,000	1,035,792
Atlas Corp.	153,218	1,789,586
Bank of East Asia Ltd. (The)	1,202,800	1,528,713
BOC Hong Kong Holdings Ltd.	3,856,500	13,950,174
Brightoil Petroleum Holdings Ltd.(d)	757,750	1
Budweiser Brewing Co. APAC Ltd.(c)	1,837,900	5,089,025
Cafe de Coral Holdings Ltd.	702,000	1,071,230
Champion REIT	2,954,000	1,302,847
Chow Sang Sang Holdings International Ltd.	729,000	753,600
Chow Tai Fook Jewellery Group Ltd.	2,068,400	4,090,794
CK Asset Holdings Ltd.	2,108,388	14,926,812
CK Hutchison Holdings Ltd.	2,719,888	18,041,770
CK Infrastructure Holdings Ltd.	561,000	3,517,904
CLP Holdings Ltd.	1,646,000	13,957,371
Comba Telecom Systems Holdings Ltd.(a)	2,832,000	511,961
Dah Sing Banking Group Ltd.	743,600	567,162
Dah Sing Financial Holdings Ltd.	243,200	638,656
ESR Group Ltd.(a)(c)	2,196,200	5,711,056
First Pacific Co. Ltd.	3,845,000	1,534,309
Futu Holdings Ltd., ADR(a)	66,440	2,763,904
Galaxy Entertainment Group Ltd.	2,154,000	12,814,303
Guotai Junan International Holdings Ltd.	7,537,000	759,340
Haitong International Securities Group Ltd.(b)	4,199,800	502,746
Hang Lung Group Ltd.	918,000	1,655,729
Hang Lung Properties Ltd.	1,691,000	3,085,220
Hang Seng Bank Ltd.	841,400	13,572,300
Health and Happiness H&H International Holdings Ltd.(b)	145,000	174,365
Henderson Land Development Co. Ltd.	1,241,941	4,323,377
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,929,000	1,744,723
HKBN Ltd.	2,090,500	2,322,216
HKT Trust & HKT Ltd., Class SS	3,784,600	5,302,660
Hong Kong & China Gas Co. Ltd.	11,946,566	12,617,153
Hong Kong Exchanges & Clearing Ltd.	1,243,400	57,060,166
Hongkong Land Holdings Ltd.	1,249,800	6,496,535

Security	Shares	Value

Hong Kong (continued)
Hutchison Telecommunications Hong Kong Holdings Ltd.	6,894,000	$1,246,260
Hysan Development Co. Ltd.	524,000	1,606,368
IGG Inc.	1,315,000	527,380
Jardine Matheson Holdings Ltd.	216,600	11,439,905
Johnson Electric Holdings Ltd.	712,250	910,770
K Wah International Holdings Ltd.(b)	2,895,000	1,076,381
Kerry Logistics Network Ltd.	1,096,500	2,201,037
Kerry Properties Ltd.	884,500	2,127,343
Kingboard Laminates Holdings Ltd.	1,899,500	1,740,859
Lifestyle International Holdings Ltd.(a)	803,000	275,661
Link REIT	2,273,900	19,042,387
LK Technology Holdings Ltd.	757,500	1,323,388
Luk Fook Holdings International Ltd.	597,000	1,457,653
Man Wah Holdings Ltd.	2,122,400	1,661,418
Melco International Development Ltd.(a)(b)	1,225,000	830,793
Melco Resorts & Entertainment Ltd., ADR(a)(b)	223,688	1,151,993
MGM China Holdings Ltd.(a)	2,364,400	1,269,354
MTR Corp. Ltd.	1,521,000	8,054,462
New World Development Co. Ltd.	1,461,416	4,886,824
Nine Dragons Paper Holdings Ltd.	1,263,000	1,041,651
Nissin Foods Co. Ltd.	1,804,000	1,311,561
NWS Holdings Ltd.	2,854,000	2,830,626
Orient Overseas International Ltd.	139,500	4,861,675
Pacific Basin Shipping Ltd.	5,827,000	2,786,680
Pacific Textiles Holdings Ltd.	1,836,000	730,089
PAX Global Technology Ltd.	1,371,000	1,282,727
PCCW Ltd.	5,382,000	2,880,488
Power Assets Holdings Ltd.	1,440,000	9,428,752
Sa Sa International Holdings Ltd.(a)	3,664,000	606,604
Sands China Ltd.(a)	2,348,400	5,508,266
Shangri-La Asia Ltd.(a)	1,304,000	1,063,596
Shun Tak Holdings Ltd.(a)	4,184,000	784,351
Sino Land Co. Ltd.	3,334,000	4,953,781
SITC International Holdings Co. Ltd.	1,283,000	4,368,519
SJM Holdings Ltd.(a)	1,776,000	724,587
SmarTone Telecommunications Holdings Ltd.	913,500	476,899
Sun Hung Kai Properties Ltd.	1,415,000	16,891,040
Swire Pacific Ltd., Class A	359,000	2,044,548
Swire Properties Ltd.	1,163,000	2,771,115
Techtronic Industries Co. Ltd.	1,482,000	16,445,192
United Energy Group Ltd.	7,932,000	911,432
Untrade.Lumena Newmat, NVS(d)	3,800	—
Value Partners Group Ltd.	2,068,000	686,757
Vinda International Holdings Ltd.	546,000	1,450,222
Vitasoy International Holdings Ltd.	1,018,000	1,534,020
Vobile Group Ltd.(a)	2,400,000	1,227,033
VTech Holdings Ltd.	486,900	3,319,218
WH Group Ltd.(c)	6,590,500	4,991,229
Wharf Real Estate Investment Co. Ltd.	1,653,000	7,357,845
Wynn Macau Ltd.(a)	2,693,600	1,771,375
Xinyi Glass Holdings Ltd.	1,684,000	3,321,409
Yue Yuen Industrial Holdings Ltd.	779,500	1,036,699

		520,284,947

Hungary — 0.0%
Magyar Telekom Telecommunications PLC	371,451	293,468
MOL Hungarian Oil & Gas PLC	316,557	2,330,627
OTP Bank Nyrt	236,974	4,892,182

S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hungary (continued)
Richter Gedeon Nyrt	160,993	$3,293,150

		10,809,427

India — 4.2%
3M India Ltd.(a)	4,352	1,251,141
Aarti Industries Ltd.	216,355	2,138,209
Aavas Financiers Ltd.(a)	74,221	2,241,702
ACC Ltd.	128,167	3,614,972
Adani Enterprises Ltd.	285,565	9,291,349
Adani Green Energy Ltd.(a)	372,734	10,273,492
Adani Ports & Special Economic Zone Ltd.	562,286	5,434,905
Adani Power Ltd.(a)	1,011,220	4,033,548
Adani Total Gas Ltd.	304,169	12,032,504
Adani Transmission Ltd.(a)	293,197	11,555,552
Aditya Birla Fashion and Retail Ltd.(a)	478,291	1,628,869
Affle India Ltd.(a)	69,545	937,284
AIA Engineering Ltd.	78,575	2,383,169
Ambuja Cements Ltd.	903,379	4,285,003
Angel One Ltd.	43,953	763,402
APL Apollo Tubes Ltd.(a)	99,429	1,200,758
Apollo Hospitals Enterprise Ltd.	119,870	6,397,634
Apollo Tyres Ltd.	538,230	1,500,566
Ashok Leyland Ltd.	2,058,542	3,874,703
Asian Paints Ltd.	454,151	19,185,534
Astral Ltd.	175,247	4,029,569
AU Small Finance Bank Ltd.(c)	245,676	1,843,723
Aurobindo Pharma Ltd.	344,284	2,381,309
Avenue Supermarts Ltd.(a)(c)	189,929	10,215,483
Axis Bank Ltd.	2,299,466	21,127,020
Bajaj Auto Ltd.	98,212	4,862,801
Bajaj Finance Ltd.	310,193	28,390,562
Bajaj Finserv Ltd.	46,440	8,868,115
Balkrishna Industries Ltd.	143,847	4,213,809
Balrampur Chini Mills Ltd.	531,265	2,656,044
Bandhan Bank Ltd.(c)	646,245	2,263,898
Bata India Ltd.	89,110	2,213,591
Berger Paints India Ltd.	326,389	2,583,777
Bharat Electronics Ltd.	1,958,735	6,813,724
Bharat Forge Ltd.	387,694	3,593,533
Bharat Petroleum Corp. Ltd.	863,117	3,606,441
Bharti Airtel Ltd.(a)	2,611,670	22,395,696
Biocon Ltd.	524,338	2,037,815
Britannia Industries Ltd.	123,348	6,084,354
BSE Ltd.	90,223	775,487
Century Textiles & Industries Ltd.	134,215	1,426,143
CESC Ltd.	981,793	952,519
CG Power and Industrial Solutions Ltd.(a)	557,167	1,582,922
Cholamandalam Investment and Finance Co. Ltd.	665,247	5,909,992
Cipla Ltd.	555,841	6,871,164
City Union Bank Ltd.	433,446	882,570
Coal India Ltd.	1,481,395	3,957,357
Coforge Ltd.	42,062	2,107,910
Colgate-Palmolive India Ltd.	112,460	2,255,375
Container Corp. of India Ltd.	356,869	3,218,639
Crompton Greaves Consumer Electricals Ltd.	688,279	3,435,609
Dabur India Ltd.	669,288	4,943,987
Dalmia Bharat Ltd.	148,809	3,015,218
Deepak Nitrite Ltd.	88,158	2,144,904
Dhani Services Ltd.(a)	491,922	257,830
Divi’s Laboratories Ltd.	163,972	7,954,246
Dixon Technologies India Ltd.	47,922	2,248,128

Security	Shares	Value

India (continued)
DLF Ltd.	964,077	$4,717,755
Dr Lal PathLabs Ltd.(c)	66,405	1,938,724
Dr. Reddy’s Laboratories Ltd.	140,248	7,257,010
Easy Trip Planners Ltd.	199,672	1,076,806
Edelweiss Financial Services Ltd.	761,196	561,249
Eicher Motors Ltd.	161,683	6,334,248
Exide Industries Ltd.	727,758	1,460,352
FDC Ltd./India(a)	311,621	999,512
Federal Bank Ltd.	2,475,722	3,347,361
Finolex Cables Ltd.	274,630	1,475,440
Fortis Healthcare Ltd.(a)	800,921	2,823,941
GAIL India Ltd.	1,974,702	3,660,871
Gillette India Ltd.	20,765	1,365,147
Glenmark Pharmaceuticals Ltd.	285,036	1,374,078
GMR Infrastructure Ltd.(a)	5,979,284	2,839,000
Godrej Consumer Products Ltd.(a)	447,288	4,830,332
Godrej Industries Ltd.(a)	164,248	923,250
Godrej Properties Ltd.(a)	161,726	3,089,597
Grasim Industries Ltd.	417,785	8,328,996
Gujarat Gas Ltd.	186,503	1,050,546
Havells India Ltd.	354,154	5,603,870
HCL Technologies Ltd.	1,235,842	14,862,240
HDFC Life Insurance Co. Ltd.(c)	903,091	6,347,640
HEG Ltd.	35,417	528,322
Hero MotoCorp Ltd.	146,546	5,232,119
Hindalco Industries Ltd.	1,748,407	9,202,266
Hindustan Petroleum Corp. Ltd.	764,247	2,330,498
Hindustan Unilever Ltd.	933,764	31,194,104
Housing Development Finance Corp. Ltd.	1,877,240	56,651,000
ICICI Bank Ltd.	5,460,867	56,797,141
ICICI Lombard General Insurance Co. Ltd.(c)	219,991	3,396,113
ICICI Prudential Life Insurance Co. Ltd.(c)	358,989	2,517,086
IDFC First Bank Ltd.(a)	4,876,643	2,321,188
IIFL Wealth Management Ltd.	43,950	931,092
Indiabulls Housing Finance Ltd.(a)	325,958	455,434
Indiabulls Real Estate Ltd.(a)	539,130	496,799
IndiaMART Intermesh Ltd.(c)	25,510	1,375,851
Indian Energy Exchange Ltd.(c)	867,008	1,755,258
Indian Hotels Co. Ltd. (The)	898,494	2,993,017
Indian Oil Corp. Ltd.	2,914,852	2,688,460
Indian Railway Catering & Tourism Corp. Ltd.	287,896	2,328,779
Indraprastha Gas Ltd.	424,043	1,858,516
Indus Towers Ltd.	763,490	2,150,746
Info Edge India Ltd.	104,414	5,737,122
Infosys Ltd.	3,630,455	71,215,811
InterGlobe Aviation Ltd.(a)(c)	128,385	3,044,300
Ipca Laboratories Ltd.	196,035	2,479,466
ITC Ltd.	3,199,471	12,269,683
Jindal Steel & Power Ltd.	472,949	2,326,624
JSW Steel Ltd.	1,016,674	8,098,056
Jubilant Foodworks Ltd.	571,790	3,991,657
Jubilant Pharmova Ltd.	120,920	552,874
Kajaria Ceramics Ltd.	129,512	1,928,622
Karur Vysya Bank Ltd. (The)	1,215,087	906,160
Kotak Mahindra Bank Ltd.	638,145	14,655,568
KPIT Technologies Ltd.	218,859	1,524,100
Larsen & Toubro Infotech Ltd.(c)	58,668	3,521,447
Larsen & Toubro Ltd.	751,999	17,234,901
Laurus Labs Ltd.(c)	380,581	2,519,799
LIC Housing Finance Ltd.	448,148	2,193,126

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Lupin Ltd.	269,441	$2,194,754
Mahanagar Gas Ltd.	99,525	948,193
Mahindra & Mahindra Financial Services Ltd.	1,001,537	2,371,189
Mahindra & Mahindra Ltd.	1,023,161	15,096,747
Manappuram Finance Ltd.	749,650	934,106
Marico Ltd.	626,917	4,109,380
Maruti Suzuki India Ltd.	152,543	16,974,864
Max Financial Services Ltd.(a)	232,136	2,526,762
Max Healthcare Institute Ltd.(a)	161,469	755,875
Mindtree Ltd.	104,065	4,508,227
Motherson Sumi Wiring India Ltd.(a)	1,596,770	1,555,426
Motilal Oswal Financial Services Ltd.	85,309	821,724
Mphasis Ltd.	125,907	3,672,244
MRF Ltd.	4,888	5,181,091
Muthoot Finance Ltd.	147,506	1,990,890
Natco Pharma Ltd.	198,225	1,710,032
National Aluminium Co. Ltd.	2,518,393	2,484,569
NBCC India Ltd.	1,235,188	516,088
Nestle India Ltd.	37,001	9,061,382
NTPC Ltd.	4,954,634	9,582,136
Oil & Natural Gas Corp. Ltd.	2,642,250	4,485,453
Page Industries Ltd.	7,165	4,431,080
PB Fintech Ltd.(a)	137,128	813,469
Persistent Systems Ltd.	59,704	2,748,728
Petronet LNG Ltd.	904,520	2,517,445
PI Industries Ltd.	88,507	3,460,954
Pidilite Industries Ltd.	184,269	5,716,453
Piramal Enterprises Ltd.	137,218	3,079,386
PNB Housing Finance Ltd.(a)(c)	76,427	340,897
Polycab India Ltd.	52,243	1,533,440
Poonawalla Fincorp Ltd.	284,651	965,202
Power Grid Corp. of India Ltd.	3,294,258	8,921,050
Procter & Gamble Health Ltd.	22,906	1,282,985
PVR Ltd.(a)	63,159	1,715,834
Radico Khaitan Ltd.	196,044	2,335,191
Rajesh Exports Ltd.	98,747	740,672
REC Ltd.	1,750,570	2,900,110
Reliance Industries Ltd.	3,169,916	100,817,034
Samvardhana Motherson International Ltd.	1,440,667	2,325,286
SBI Cards & Payment Services Ltd.	251,983	2,997,183
SBI Life Insurance Co. Ltd.(c)	489,858	8,024,663
Shree Cement Ltd.	11,349	2,945,625
Shriram Transport Finance Co. Ltd.	227,553	3,983,122
Siemens Ltd.	108,938	3,713,122
SRF Ltd.	199,103	6,129,661
State Bank of India	2,079,214	13,932,966
Sterlite Technologies Ltd.	277,454	498,857
Strides Pharma Science Ltd.	120,626	506,499
Sun Pharmaceutical Industries Ltd.	1,041,552	12,422,810
Supreme Industries Ltd.	86,174	2,069,681
Symphony Ltd.	54,638	649,909
Tanla Platforms Ltd.	115,117	1,016,000
Tata Chemicals Ltd.	265,929	3,065,073
Tata Consultancy Services Ltd.	1,009,403	42,222,097
Tata Consumer Products Ltd.	815,700	8,375,832
Tata Elxsi Ltd.	48,726	5,371,126
Tata Motors Ltd.(a)	1,869,212	10,665,153
Tata Power Co. Ltd. (The)	1,811,455	5,099,571
Tata Steel Ltd.	7,610,600	10,358,536
Tata Teleservices Maharashtra Ltd.(a)	607,910	826,027

Security	Shares	Value

India (continued)
Tech Mahindra Ltd.	703,398	$9,353,376
Titan Co. Ltd.	425,019	12,657,783
Torrent Pharmaceuticals Ltd.	152,681	2,952,762
Torrent Power Ltd.	296,990	1,972,639
Trent Ltd.	229,634	3,690,081
Tube Investments of India Ltd.	157,742	4,155,543
TVS Motor Co. Ltd.	324,695	3,732,857
UltraTech Cement Ltd.	130,775	10,839,702
United Spirits Ltd.(a)	371,910	3,665,115
UPL Ltd.	650,516	6,102,840
Vedanta Ltd.	1,152,087	3,710,701
VIP Industries Ltd.	145,520	1,114,177
Vodafone Idea Ltd.(a)	10,949,056	1,215,097
Voltas Ltd.	216,841	2,759,521
Wipro Ltd.	1,552,200	8,282,244
Yes Bank Ltd., (Acquired 03/16/20, Cost: $2,622,906)(e)	1,119,298	197,513
Yes Bank Ltd.(a)	12,824,886	2,425,875
Zee Entertainment Enterprises Ltd.	983,100	3,079,732
Zomato Ltd.(a)	2,251,839	1,338,471

		1,192,062,520

Indonesia — 0.6%
Adaro Energy Indonesia Tbk PT	17,933,700	3,937,849
Adaro Minerals Indonesia Tbk PT(a)	9,457,200	1,179,195
AKR Corporindo Tbk PT	7,523,000	635,182
Aneka Tambang Tbk	9,912,900	1,309,507
Astra International Tbk PT	22,231,900	9,495,199
Bank Central Asia Tbk PT	55,207,000	27,452,227
Bank Jago Tbk PT(a)	3,248,700	2,321,546
Bank Mandiri Persero Tbk PT	20,619,800	11,542,102
Bank Negara Indonesia Persero Tbk PT	7,567,000	4,015,925
Bank Rakyat Indonesia Persero Tbk PT	76,271,113	22,514,683
Bank Tabungan Negara Persero Tbk PT	7,788,993	773,396
Barito Pacific Tbk PT	33,842,700	2,055,803
Berkah Beton Sadaya Tbk PT	5,081,800	1,600,000
Bukit Asam Tbk PT	6,039,500	1,753,422
Bumi Resources Minerals Tbk PT(a)	68,419,000	1,079,390
Bumi Serpong Damai Tbk PT(a)	13,590,300	844,071
Charoen Pokphand Indonesia Tbk PT	8,835,500	3,335,837
Ciputra Development Tbk PT	18,160,996	1,132,575
Gudang Garam Tbk PT	507,200	952,363
Hanson International Tbk PT(a)(d)	63,791,600	—
Indah Kiat Pulp & Paper Tbk PT	4,235,800	2,172,122
Indo Tambangraya Megah Tbk PT	464,100	1,240,248
Indocement Tunggal Prakarsa Tbk PT	2,063,500	1,295,731
Indofood CBP Sukses Makmur Tbk PT	3,246,600	1,932,461
Indofood Sukses Makmur Tbk PT	5,102,200	2,340,126
Japfa Comfeed Indonesia Tbk PT	8,792,700	857,399
Jasa Marga Persero Tbk PT(a)	3,265,038	784,278
Kalbe Farma Tbk PT	25,742,800	2,812,985
Medco Energi Internasional Tbk PT(a)	16,051,920	663,346
Media Nusantara Citra Tbk PT	5,135,500	365,867
Merdeka Copper Gold Tbk PT(a)	18,142,676	4,979,227
Metro Healthcare Indonesia TBK PT(a)	45,280,600	1,526,398
Mitra Adiperkasa Tbk PT(a)	21,646,700	1,300,204
Pabrik Kertas Tjiwi Kimia Tbk PT	2,054,300	884,402
Pakuwon Jati Tbk PT	15,719,500	483,587
Perusahaan Gas Negara Tbk PT	15,005,000	1,703,583
Pool Advista Indonesia Tbk PT(a)(d)	1,914,800	—
PP Persero Tbk PT(a)	100	6

S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Sarana Menara Nusantara Tbk PT	33,645,700	$2,666,068
Semen Indonesia Persero Tbk PT	3,619,800	1,595,046
Sumber Alfaria Trijaya Tbk PT	8,255,000	1,045,053
Summarecon Agung Tbk PT	18,737,004	765,669
Surya Citra Media Tbk PT	51,443,300	763,867
Surya Esa Perkasa Tbk PT	8,810,900	615,059
Telkom Indonesia Persero Tbk PT	55,434,800	15,833,290
Tower Bersama Infrastructure Tbk PT	12,250,900	2,539,918
Trada Alam Minera Tbk PT(a)(d)	39,223,500	—
Unilever Indonesia Tbk PT	5,533,400	1,684,913
United Tractors Tbk PT	1,814,500	3,965,429
Vale Indonesia Tbk PT(a)	2,150,600	887,720
Waskita Karya Persero Tbk PT(a)	19,926,317	693,249
Wijaya Karya Persero Tbk PT(a)	6,569,600	414,855
XL Axiata Tbk PT	5,553,600	888,971

		157,631,349

Ireland — 0.4%
AIB Group PLC	882,377	2,007,096
Bank of Ireland Group PLC	1,120,095	6,415,634
C&C Group PLC(a)	650,523	1,572,264
CRH PLC	860,796	33,032,307
Dalata Hotel Group PLC(a)	206,346	760,319
Flutter Entertainment PLC, Class DI(a)	179,801	18,051,914
Glanbia PLC	245,763	2,888,593
Grafton Group PLC	272,720	2,820,869
Greencore Group PLC(a)	751,656	920,859
James Hardie Industries PLC	480,262	11,860,890
Kerry Group PLC, Class A	174,162	18,382,993
Kingspan Group PLC	177,496	11,488,975
Origin Enterprises PLC	99,889	405,516
Smurfit Kappa Group PLC	273,765	9,923,269

		120,531,498

Israel — 0.7%
Airport City Ltd.(a)	109,044	2,108,103
Alony Hetz Properties & Investments Ltd.	170,504	2,488,201
Amot Investments Ltd.	356,841	2,446,457
AudioCodes Ltd.(b)	49,142	1,204,814
Azrieli Group Ltd.	50,829	4,074,297
Bank Hapoalim BM	1,159,228	10,804,009
Bank Leumi Le-Israel BM	1,717,614	16,701,407
Bezeq The Israeli Telecommunication Corp. Ltd.	2,385,735	4,084,723
Check Point Software Technologies Ltd.(a)	109,447	13,637,096
Clal Insurance Enterprises Holdings Ltd.(a)	157,345	3,077,938
CyberArk Software Ltd.(a)(b)	45,710	5,948,242
Danel Adir Yeoshua Ltd.	11,995	1,521,325
Delek Group Ltd.(a)	17,523	2,660,641
Elbit Systems Ltd.	30,530	7,044,290
Enlight Renewable Energy Ltd.(a)	1,438,673	3,277,483
Fattal Holdings 1998 Ltd.(a)	13,854	1,620,234
First International Bank Of Israel Ltd. (The)	101,182	4,277,981
Fiverr International Ltd.(a)	35,357	1,134,253
G City Ltd.	295,298	1,822,926
Harel Insurance Investments & Financial Services Ltd.	333,613	3,411,233
ICL Group Ltd.	863,979	7,872,937
Inmode Ltd.(a)	72,405	2,406,742
Isracard Ltd.	443,934	1,387,783
Israel Corp. Ltd.(a)	6,775	3,017,415
Israel Discount Bank Ltd., Class A	1,500,793	8,533,297

Security	Shares	Value

Israel (continued)
Ituran Location and Control Ltd.(b)	30,656	$778,662
Kornit Digital Ltd.(a)(b)	56,483	1,536,902
Mehadrin Ltd.(a)	2	74
Melisron Ltd.(a)	36,986	2,798,543
Mivne Real Estate KD Ltd.	1,304,172	4,429,415
Mizrahi Tefahot Bank Ltd.	169,340	6,295,391
Nice Ltd.(a)	70,360	15,021,671
Nova Ltd.(a)	34,213	3,633,536
Oil Refineries Ltd.	5,870,875	2,212,429
Paz Oil Co. Ltd.(a)(b)	19,855	2,448,776
Phoenix Holdings Ltd. (The)	155,603	1,662,714
Plus500 Ltd.	132,588	2,690,935
Radware Ltd.(a)	75,904	1,755,660
Reit 1 Ltd.	339,274	1,965,969
Shapir Engineering and Industry Ltd.	200,625	1,786,490
Shikun & Binui Ltd.(a)	566,968	2,672,446
Shufersal Ltd.	211,562	1,382,388
Strauss Group Ltd.	107,752	2,863,114
Teva Pharmaceutical Industries Ltd., ADR(a)	1,356,138	12,720,575
Tower Semiconductor Ltd.(a)	117,369	5,594,761
Wix.com Ltd.(a)	60,979	3,617,884
ZIM Integrated Shipping Services Ltd.	85,635	4,266,336

		198,698,498

Italy — 1.4%
A2A SpA	1,774,564	2,287,231
ACEA SpA	60,120	868,170
AMCO - Asset Management Co. SpA, NVS(d)	261	—
Amplifon SpA	150,013	4,960,649
Anima Holding SpA(c)	465,469	1,634,187
Assicurazioni Generali SpA	1,113,919	16,652,693
Atlantia SpA	534,184	12,345,332
Autogrill SpA(a)	347,643	2,268,103
Azimut Holding SpA	119,514	2,090,673
Banca Generali SpA	75,865	2,207,185
Banca IFIS SpA	41,051	552,327
Banca Mediolanum SpA	235,277	1,558,098
Banca Monte dei Paschi di Siena SpA(a)(b)	347,712	147,461
Banca Popolare di Sondrio SPA	485,813	1,612,205
Banco BPM SpA	1,601,581	4,148,212
Bio On SpA(b)(d)	4,387	—
BPER Banca	1,332,165	1,849,201
Brembo SpA	209,261	2,210,516
Brunello Cucinelli SpA	41,441	2,408,502
Buzzi Unicem SpA	83,960	1,535,049
CIR SpA-Compagnie Industriali(a)	1,658,716	702,698
Credito Emiliano SpA	251,274	1,422,247
Danieli & C Officine Meccaniche SpA	65,679	1,350,935
Datalogic SpA(b)	27,311	212,841
De’ Longhi SpA	85,302	1,622,411
DiaSorin SpA	25,598	3,559,208
Enav SpA(a)(c)	265,674	1,161,550
Enel SpA	8,422,395	42,459,519
Eni SpA	2,659,487	31,968,573
ERG SpA	103,244	3,367,534
Ferrari NV	138,376	29,385,836
Fincantieri SpA(a)(b)	529,576	278,412
FinecoBank Banca Fineco SpA	557,860	6,933,064
GVS SpA(c)	101,735	988,493
Hera SpA	868,371	2,495,070
Infrastrutture Wireless Italiane SpA(c)	376,092	3,952,115

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Interpump Group SpA	96,860	$4,139,582
Intesa Sanpaolo SpA	17,082,608	30,335,437
Iren SpA	931,436	1,755,311
Italgas SpA	507,675	2,904,302
Juventus Football Club SpA(a)(b)	909,261	335,004
Leonardo SpA	429,612	4,024,002
Maire Tecnimont SpA(b)	236,126	655,741
MARR SpA	49,866	690,144
Mediobanca Banca di Credito Finanziario SpA	677,532	5,810,995
Moncler SpA	222,604	11,158,886
Nexi SpA(a)(b)(c)	550,185	4,996,802
Piaggio & C SpA	502,165	1,322,966
Pirelli & C SpA(c)	336,480	1,456,831
Poste Italiane SpA(c)	569,558	4,784,466
Prysmian SpA	295,476	9,395,219
Recordati Industria Chimica e Farmaceutica SpA	129,260	5,732,590
Reply SpA	20,155	2,653,333
Saipem SpA(a)(b)	1,352,456	1,125,099
Salvatore Ferragamo SpA	87,639	1,554,525
Saras SpA(a)	1,227,109	1,556,614
Snam SpA	2,202,567	11,051,451
Stellantis NV	2,190,421	31,454,998
Tamburi Investment Partners SpA	186,296	1,547,841
Technogym SpA(c)	157,684	1,110,884
Telecom Italia SpA/Milano(a)	9,246,431	2,051,408
Tenaris SA	520,080	7,278,017
Terna - Rete Elettrica Nazionale	1,521,584	11,648,948
Tod’s SpA(a)	15,488	550,097
UniCredit SpA	2,247,760	22,229,641
Unipol Gruppo SpA	387,403	1,625,041

		380,132,475

Japan — 14.8%
77 Bank Ltd. (The)	75,100	1,003,734
ABC-Mart Inc.	64,300	2,723,038
Activia Properties Inc.	549	1,721,375
Adastria Co. Ltd.	44,700	671,298
ADEKA Corp.	138,100	2,497,992
Advance Residence Investment Corp.	1,089	3,000,625
Advantest Corp.	199,300	11,853,762
Aeon Co. Ltd.	655,900	13,227,478
Aeon Delight Co. Ltd.	40,600	878,696
AEON Financial Service Co. Ltd.	135,500	1,483,452
Aeon Mall Co. Ltd.	103,400	1,319,312
AEON REIT Investment Corp.	1,798	2,108,858
AGC Inc.	199,100	7,257,837
Ai Holdings Corp.	86,000	1,088,682
Aica Kogyo Co. Ltd.	94,400	2,187,332
Aiful Corp.	649,600	1,904,821
Ain Holdings Inc.	31,600	1,821,303
Air Water Inc.	131,800	1,774,409
Aisin Corp.	128,100	3,804,388
Ajinomoto Co. Inc.	499,000	13,131,673
Alfresa Holdings Corp.	132,100	1,762,992
Alps Alpine Co. Ltd.	218,000	2,268,830
Amada Co. Ltd.	351,900	2,840,433
Amano Corp.	82,600	1,589,238
ANA Holdings Inc.(a)	119,000	2,221,572
AnGes Inc.(a)(b)	378,300	1,052,907
Anicom Holdings Inc.	229,900	1,180,463
Anritsu Corp.	135,500	1,656,157

Security	Shares	Value

Japan (continued)
Aozora Bank Ltd.	75,000	$1,567,833
Arcs Co. Ltd.	60,800	968,926
Ariake Japan Co. Ltd.	32,300	1,287,429
As One Corp.	46,100	2,187,310
Asahi Group Holdings Ltd.	457,400	15,902,124
Asahi Holdings Inc.	144,300	2,202,352
Asahi Intecc Co. Ltd.	175,900	3,254,154
Asahi Kasei Corp.	1,227,300	9,845,896
Asics Corp.	148,200	2,823,727
ASKUL Corp.	51,100	674,126
Astellas Pharma Inc.	1,981,300	31,029,901
Atom Corp.(a)(b)	252,000	1,547,141
Autobacs Seven Co. Ltd.	239,000	2,519,425
Avex Inc.	88,600	1,015,686
Awa Bank Ltd. (The)	43,600	659,430
Azbil Corp.	110,900	3,338,438
Bandai Namco Holdings Inc.	204,900	16,007,280
Bank of Kyoto Ltd. (The)	41,900	1,782,654
BayCurrent Consulting Inc.	15,100	4,724,253
Benefit One Inc.(b)	111,000	1,802,906
Benesse Holdings Inc.	62,700	1,129,982
Bengo4.com Inc.(a)(b)	22,900	660,458
Bic Camera Inc.(b)	139,300	1,211,176
BIPROGY Inc.	58,700	1,252,622
BML Inc.	59,200	1,750,900
Bridgestone Corp.	593,200	23,138,273
Brother Industries Ltd.	186,900	3,500,905
Calbee Inc.	100,900	2,165,306
Canon Electronics Inc.	64,300	804,856
Canon Inc.	1,022,200	24,183,022
Canon Marketing Japan Inc.	61,300	1,439,569
Capcom Co. Ltd.	170,300	4,733,919
Casio Computer Co. Ltd.	168,500	1,648,259
Central Glass Co. Ltd.	63,500	1,563,775
Central Japan Railway Co.	137,000	16,042,272
Chiba Bank Ltd. (The)	530,400	2,942,052
Chiyoda Corp.(a)	253,600	780,394
Chubu Electric Power Co. Inc.	587,000	6,261,770
Chugai Pharmaceutical Co. Ltd.	687,700	19,319,408
Chugoku Bank Ltd. (The)	189,600	1,378,772
Chugoku Electric Power Co. Inc. (The)	246,100	1,608,084
Citizen Watch Co. Ltd.	319,900	1,402,444
Coca-Cola Bottlers Japan Holdings Inc.	115,175	1,313,110
COLOPL Inc.	78,100	393,681
Colowide Co. Ltd.	83,400	1,223,160
Comforia Residential REIT Inc.	1,217	3,073,870
COMSYS Holdings Corp.	78,500	1,577,085
Concordia Financial Group Ltd.	1,053,700	3,584,685
Cosmo Energy Holdings Co. Ltd.	91,300	2,769,161
Cosmos Pharmaceutical Corp.	15,700	1,687,944
Create SD Holdings Co. Ltd.	51,800	1,199,898
Credit Saison Co. Ltd.	139,200	1,777,519
Curves Holdings Co. Ltd.	148,200	806,593
CyberAgent Inc.	407,000	4,061,208
CYBERDYNE Inc.(a)(b)	357,200	942,995
Dai Nippon Printing Co. Ltd.	201,000	4,435,533
Daicel Corp.	271,700	1,728,369
Daido Steel Co. Ltd.	28,300	844,654
Daifuku Co. Ltd.	105,500	6,727,368
Daiho Corp.	65,500	2,104,857

S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Dai-ichi Life Holdings Inc.	1,063,500	$18,499,452
Daiichi Sankyo Co. Ltd.	1,850,200	49,057,503
Daiichikosho Co. Ltd.	53,900	1,528,880
Daikin Industries Ltd.	259,700	45,545,726
Daio Paper Corp.	96,800	1,036,483
Daiseki Co. Ltd.	91,360	2,715,859
Daishi Hokuetsu Financial Group Inc.	51,300	989,955
Daito Trust Construction Co. Ltd.	60,400	5,726,075
Daiwa House Industry Co. Ltd.	574,600	14,197,257
Daiwa House REIT Investment Corp.	2,148	5,169,796
Daiwa Office Investment Corp.	388	1,968,424
Daiwa Securities Group Inc.	1,470,800	6,789,543
Daiwa Securities Living Investments Corp.	3,991	3,769,386
Daiwabo Holdings Co. Ltd.	111,800	1,604,957
DCM Holdings Co. Ltd.	162,000	1,267,763
Demae-Can Co. Ltd.(a)(b)	112,900	542,132
DeNA Co. Ltd.(b)	117,400	1,734,131
Denka Co. Ltd.	66,500	1,724,252
Denso Corp.	437,000	23,901,742
Dentsu Group Inc.	202,000	7,056,174
Descente Ltd.	55,200	1,177,669
Dexerials Corp.	79,400	2,143,261
DIC Corp.	106,000	1,960,303
Digital Arts Inc.	26,900	1,331,599
Digital Garage Inc.	73,200	2,126,897
Dip Corp.	76,400	2,052,264
Disco Corp.	29,700	7,256,592
DMG Mori Co. Ltd.	152,600	2,049,450
Doutor Nichires Holdings Co. Ltd.	82,400	1,029,844
Dowa Holdings Co. Ltd.	49,000	1,777,069
Duskin Co. Ltd.	72,100	1,626,686
DyDo Group Holdings Inc.	31,800	1,214,782
Earth Corp.	34,100	1,368,653
East Japan Railway Co.	290,500	15,166,123
Ebara Corp.	90,500	3,545,255
EDION Corp.	135,300	1,275,618
Eisai Co. Ltd.	246,700	11,297,585
Eizo Corp.	32,900	920,215
Electric Power Development Co. Ltd.	149,700	2,525,846
en Japan Inc.	45,900	721,368
ENEOS Holdings Inc.	3,079,900	11,914,292
eRex Co. Ltd.	63,900	1,156,034
Euglena Co. Ltd.(a)(b)	321,000	2,255,456
Exedy Corp.	34,200	445,336
EXEO Group Inc.	81,900	1,372,308
Ezaki Glico Co. Ltd.	84,100	2,457,216
Fancl Corp.	96,300	1,835,534
FANUC Corp.	197,500	34,060,941
Fast Retailing Co. Ltd.	60,900	36,880,449
FCC Co. Ltd.	58,900	627,155
Ferrotec Holdings Corp.	70,900	1,328,585
Financial Products Group Co. Ltd.	134,400	1,049,212
Food & Life Companies Ltd.	109,100	2,126,073
FP Corp.	71,100	1,600,813
Freee KK(a)(b)	49,600	1,208,219
Frontier Real Estate Investment Corp.	606	2,470,025
Fuji Co. Ltd./Ehime	63,200	1,033,403
Fuji Corp./Aichi	110,200	1,707,783
Fuji Electric Co. Ltd.	120,400	5,437,972
Fuji Oil Holdings Inc.	67,400	1,150,241

Security	Shares	Value

Japan (continued)
Fuji Seal International Inc.	68,600	$794,898
Fuji Soft Inc.	36,200	2,202,912
FUJIFILM Holdings Corp.	369,300	21,095,163
Fujikura Ltd.	324,500	1,961,671
Fujitsu General Ltd.	102,900	2,193,986
Fujitsu Ltd.	198,900	26,665,001
Fukuoka Financial Group Inc.	149,300	2,646,299
Fukuoka REIT Corp.	1,415	1,836,237
Fukuyama Transporting Co. Ltd.	33,400	780,053
Funai Soken Holdings Inc.	67,100	1,182,895
Furukawa Electric Co. Ltd.	84,200	1,471,785
Fuyo General Lease Co. Ltd.	25,100	1,545,105
Giken Ltd.	29,000	720,171
Global One Real Estate Investment Corp.	2,309	1,905,934
Glory Ltd.	60,700	1,007,907
GLP J-Reit	4,357	5,730,126
GMO internet Inc.	116,900	2,296,192
GMO Payment Gateway Inc.	43,300	3,598,356
GNI Group Ltd.(a)(b)	93,700	1,320,181
Goldwin Inc.	25,300	1,578,491
Gree Inc.	195,700	1,247,807
GS Yuasa Corp.	98,200	1,792,945
GungHo Online Entertainment Inc.(b)	80,410	1,568,978
Gunma Bank Ltd. (The)	636,600	1,826,635
Gunze Ltd.	20,400	594,487
H.U. Group Holdings Inc.	71,000	1,701,507
H2O Retailing Corp.	138,500	1,041,581
Hachijuni Bank Ltd. (The)	579,600	2,157,759
Hakuhodo DY Holdings Inc.	194,000	1,995,416
Hamamatsu Photonics KK	137,500	6,248,120
Hankyu Hanshin Holdings Inc.	219,100	6,355,374
Hankyu Hanshin REIT Inc.	1,595	1,838,772
Hanwa Co. Ltd.	40,300	881,393
Harmonic Drive Systems Inc.(b)	59,000	2,249,483
Haseko Corp.	214,000	2,605,324
Hazama Ando Corp.	226,800	1,526,762
Heiwa Corp.	79,800	1,245,687
Heiwa Real Estate Co. Ltd.	61,400	1,848,568
Heiwa Real Estate REIT Inc.	1,923	2,152,595
Hikari Tsushin Inc.	18,000	1,983,388
Hino Motors Ltd.	341,700	1,775,888
Hirata Corp.	15,400	552,144
Hirogin Holdings Inc.	379,000	1,751,061
Hirose Electric Co. Ltd.	33,405	4,799,144
HIS Co. Ltd.(a)(b)	108,800	1,650,736
Hisamitsu Pharmaceutical Co. Inc.	65,800	1,716,098
Hitachi Construction Machinery Co. Ltd.	91,000	2,007,630
Hitachi Ltd.	1,011,300	51,200,142
Hitachi Metals Ltd.(a)	177,200	2,724,778
Hitachi Transport System Ltd.	52,700	3,432,518
Hitachi Zosen Corp.	357,500	2,237,264
Hogy Medical Co. Ltd.	55,200	1,455,275
Hokkaido Electric Power Co. Inc.	225,700	866,920
Hokkoku Financial Holdings Inc.	32,600	1,135,007
Hokuetsu Corp.	164,100	865,301
Hokuhoku Financial Group Inc.	144,300	932,442
Hokuriku Electric Power Co.	199,300	812,176
Hokuto Corp.	151,400	2,196,937
Honda Motor Co. Ltd.	1,717,900	44,024,928
Horiba Ltd.	28,600	1,409,725

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Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hoshino Resorts REIT Inc.	598	$2,929,018
Hoshizaki Corp.	88,000	2,625,217
House Foods Group Inc.	65,300	1,404,047
Hoya Corp.	382,400	38,313,281
Hulic Co. Ltd.	373,400	2,994,702
Hulic Reit Inc.	2,311	2,893,401
Hyakugo Bank Ltd. (The)	566,500	1,391,183
Ibiden Co. Ltd.	104,600	3,086,907
Ichigo Inc.	334,900	756,399
Ichigo Office REIT Investment Corp.	2,276	1,463,622
Idemitsu Kosan Co. Ltd.	216,755	5,636,671
IHI Corp.	125,800	3,317,057
Iida Group Holdings Co. Ltd.	109,300	1,789,505
Inaba Denki Sangyo Co. Ltd.	114,400	2,385,268
Industrial & Infrastructure Fund Investment Corp.	1,746	2,427,663
Infocom Corp.	119,800	1,925,325
Infomart Corp.	351,300	1,240,006
INFRONEER Holdings Inc.	228,076	1,674,200
Inpex Corp.	1,048,300	12,015,376
Insource Co. Ltd.	74,900	1,584,891
Internet Initiative Japan Inc.	81,800	3,321,391
Invincible Investment Corp.	6,773	2,130,666
IR Japan Holdings Ltd.	21,300	358,601
Iriso Electronics Co. Ltd.	32,400	729,252
Isetan Mitsukoshi Holdings Ltd.	243,900	1,952,674
Isuzu Motors Ltd.	606,900	6,656,844
Ito En Ltd.	48,900	2,304,232
ITOCHU Corp.	1,249,000	36,357,966
Itochu Techno-Solutions Corp.	68,200	1,827,739
Itoham Yonekyu Holdings Inc.	227,300	1,139,131
Iwatani Corp.	47,900	2,007,811
Iyo Bank Ltd. (The)	323,000	1,566,978
Izumi Co. Ltd.	37,400	876,658
J Front Retailing Co. Ltd.	208,100	1,751,893
Jaccs Co. Ltd.	73,100	2,090,736
JAFCO Group Co. Ltd.	119,100	1,619,726
Japan Airlines Co. Ltd.(a)	114,900	1,990,437
Japan Airport Terminal Co. Ltd.(a)	47,400	1,858,007
Japan Aviation Electronics Industry Ltd.	71,500	1,221,327
Japan Display Inc.(a)(b)	995,800	478,218
Japan Elevator Service Holdings Co. Ltd.	152,200	1,821,468
Japan Excellent Inc.	1,927	1,833,208
Japan Exchange Group Inc.	532,600	8,468,729
Japan Hotel REIT Investment Corp.	4,880	2,532,501
Japan Lifeline Co. Ltd.	106,300	793,117
Japan Logistics Fund Inc.	786	1,888,814
Japan Material Co. Ltd.	164,200	2,436,373
Japan Metropolitan Fund Invest	7,402	6,031,822
Japan Petroleum Exploration Co. Ltd.	61,900	1,633,313
Japan Post Bank Co. Ltd.(b)	396,900	3,175,065
Japan Post Holdings Co. Ltd.	2,580,700	18,580,604
Japan Post Insurance Co. Ltd.	170,500	2,756,619
Japan Prime Realty Investment Corp.	705	2,152,850
Japan Real Estate Investment Corp.	1,257	6,070,004
Japan Securities Finance Co. Ltd.	224,600	1,393,324
Japan Steel Works Ltd. (The)	103,600	2,399,962
Japan Tobacco Inc.	1,202,000	21,582,645
JCR Pharmaceuticals Co. Ltd.	126,700	2,353,962
Jeol Ltd.	43,100	1,959,550
JFE Holdings Inc.	502,300	5,663,356

Security	Shares	Value

Japan (continued)
JGC Holdings Corp.	180,100	$2,214,943
JINS Holdings Inc.	31,700	907,709
JMDC Inc.	54,200	2,697,083
JSR Corp.	207,300	5,741,784
JTEKT Corp.	377,200	2,796,911
Juroku Financial Group Inc.	51,900	974,153
Justsystems Corp.	54,800	1,691,854
Kadokawa Corp.	111,436	2,706,138
Kagome Co. Ltd.	93,600	2,213,892
Kajima Corp.	385,400	4,399,611
Kakaku.com Inc.	116,200	2,275,967
Kaken Pharmaceutical Co. Ltd.	65,000	1,897,841
Kamigumi Co. Ltd.	73,000	1,484,412
Kanamoto Co. Ltd.	68,900	1,060,848
Kandenko Co. Ltd.	131,200	814,513
Kaneka Corp.	64,300	1,742,214
Kanematsu Corp.	113,600	1,184,199
Kansai Electric Power Co. Inc. (The)	638,300	6,471,550
Kansai Paint Co. Ltd.	153,900	2,213,102
Kao Corp.	476,700	20,733,777
Katitas Co. Ltd.	76,000	1,913,317
Kawasaki Heavy Industries Ltd.	124,800	2,451,137
Kawasaki Kisen Kaisha Ltd.	52,300	3,856,580
KDDI Corp.	1,699,600	54,493,116
Keihan Holdings Co. Ltd.	71,500	1,783,929
Keikyu Corp.	160,100	1,778,181
Keio Corp.	84,000	3,216,368
Keisei Electric Railway Co. Ltd.	109,000	2,988,435
Keiyo Bank Ltd. (The)	190,000	677,753
Kenedix Office Investment Corp.	363	1,951,161
Kenedix Residential Next Investment Corp.	1,867	3,138,608
Kenedix Retail REIT Corp.	1,500	3,215,652
Kewpie Corp.	75,500	1,311,519
Keyence Corp.	203,000	80,457,446
KH Neochem Co. Ltd.	62,700	1,197,325
Kikkoman Corp.	146,400	8,680,746
Kinden Corp.	73,100	863,040
Kintetsu Group Holdings Co. Ltd.	164,200	5,426,307
Kirin Holdings Co. Ltd.	841,700	13,844,576
Kisoji Co. Ltd.	103,900	1,778,517
Kissei Pharmaceutical Co. Ltd.	89,500	1,897,509
Kiyo Bank Ltd. (The)	84,200	924,804
Kobayashi Pharmaceutical Co. Ltd.	42,000	2,798,036
Kobe Bussan Co. Ltd.	140,800	4,013,525
Kobe Steel Ltd.	466,200	2,167,295
Koei Tecmo Holdings Co. Ltd.	65,030	2,270,219
Koito Manufacturing Co. Ltd.	88,600	2,912,432
Kokuyo Co. Ltd.	155,500	2,073,468
Komatsu Ltd.	901,300	20,836,588
KOMEDA Holdings Co. Ltd.	109,700	1,880,163
Komeri Co. Ltd.	45,800	921,528
Konami Group Corp.	88,700	5,242,651
Konica Minolta Inc.	569,400	2,019,600
Kose Corp.	29,600	2,642,152
Koshidaka Holdings Co. Ltd.	165,500	930,380
Kotobuki Spirits Co. Ltd.(b)	37,600	2,055,247
K’s Holdings Corp.	150,800	1,522,727
Kubota Corp.	1,064,400	17,672,594
Kumagai Gumi Co. Ltd.	45,100	959,575
Kumiai Chemical Industry Co. Ltd.	125,200	936,509

S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kura Sushi Inc.(b)	60,600	$1,471,060
Kuraray Co. Ltd.	211,900	1,705,593
Kureha Corp.	37,300	2,836,811
Kurita Water Industries Ltd.	91,900	3,727,423
Kusuri no Aoki Holdings Co. Ltd.	22,200	923,688
KYB Corp.	35,700	830,143
Kyocera Corp.	325,500	18,094,176
KYORIN Holdings Inc.	128,700	1,748,336
Kyoritsu Maintenance Co. Ltd.	36,400	1,402,024
Kyowa Kirin Co. Ltd.	269,500	6,353,523
Kyudenko Corp.	52,600	1,144,917
Kyushu Electric Power Co. Inc.	296,800	1,940,045
Kyushu Financial Group Inc.	565,400	1,670,989
Kyushu Railway Co.	91,600	1,920,460
LaSalle Logiport REIT	1,972	2,598,944
Lasertec Corp.	80,600	11,539,507
Lawson Inc.	31,600	1,120,582
Leopalace21 Corp.(a)	389,000	815,617
Lintec Corp.	98,600	1,733,445
Lion Corp.	166,100	1,912,380
Lixil Corp.	255,300	5,283,494
M&A Capital Partners Co. Ltd.(a)	35,400	992,145
M3 Inc.	447,800	15,601,312
Mabuchi Motor Co. Ltd.	69,500	1,991,890
Macnica Holdings Inc.	100,700	2,055,387
Makino Milling Machine Co. Ltd.	34,700	1,181,362
Makita Corp.	219,100	5,354,465
Management Solutions Co. Ltd.(a)(b)	23,000	535,915
Mandom Corp.	48,100	587,233
Mani Inc.	124,800	1,477,829
Marubeni Corp.	1,661,700	15,457,576
Maruha Nichiro Corp.	79,600	1,485,425
Marui Group Co. Ltd.	160,500	2,929,779
Maruichi Steel Tube Ltd.	74,100	1,640,145
Maruwa Co. Ltd./Aichi	26,100	3,354,018
Matsui Securities Co. Ltd.	181,200	1,095,069
MatsukiyoCocokara & Co.	111,730	4,218,445
Maxell Ltd.	121,000	1,265,624
Mazda Motor Corp.	540,700	4,557,869
McDonald’s Holdings Co. Japan Ltd.	75,400	2,830,172
MCJ Co. Ltd.	163,500	1,159,832
Mebuki Financial Group Inc.	1,054,750	2,128,001
Medipal Holdings Corp.	129,200	1,949,292
Megachips Corp.	63,300	1,585,815
Megmilk Snow Brand Co. Ltd.	61,200	852,090
Meidensha Corp.	61,400	950,317
MEIJI Holdings Co. Ltd.	102,300	5,341,084
Meiko Electronics Co. Ltd.	64,600	1,557,298
Meitec Corp.	163,200	3,076,571
Menicon Co. Ltd.	102,600	2,587,170
Mercari Inc.(a)(b)	109,400	1,886,375
Milbon Co. Ltd.	66,100	2,665,822
MINEBEA MITSUMI Inc.	374,072	6,728,853
Mirai Corp.	5,299	2,015,269
MIRAIT One Corp.	166,700	2,082,122
MISUMI Group Inc.	283,800	7,060,462
Mitsubishi Chemical Group Corp.	1,214,700	6,830,898
Mitsubishi Corp.	1,326,400	39,419,649
Mitsubishi Electric Corp.	2,038,000	21,509,514
Mitsubishi Estate Co. Ltd.	1,190,300	17,677,868

Security	Shares	Value

Japan (continued)
Mitsubishi Estate Logistics REIT Investment Corp.	1,205	$4,320,058
Mitsubishi Gas Chemical Co. Inc.	122,800	1,784,975
Mitsubishi HC Capital Inc.	557,290	2,700,572
Mitsubishi Heavy Industries Ltd.	330,600	12,275,991
Mitsubishi Logistics Corp.	73,600	1,974,849
Mitsubishi Materials Corp.	99,800	1,509,903
Mitsubishi Motors Corp.(a)	750,100	2,613,570
Mitsubishi Pencil Co. Ltd.	61,700	657,403
Mitsubishi UFJ Financial Group Inc.	12,612,100	71,062,773
Mitsui & Co. Ltd.	1,519,100	33,514,783
Mitsui Chemicals Inc.	164,500	3,465,066
Mitsui Fudosan Co. Ltd.	913,900	20,425,129
Mitsui Fudosan Logistics Park Inc.	640	2,513,620
Mitsui High-Tec Inc.	25,800	1,733,031
Mitsui Mining & Smelting Co. Ltd.	104,600	2,504,999
Mitsui OSK Lines Ltd.	361,700	9,918,140
Miura Co. Ltd.	76,100	1,834,663
Mixi Inc.	60,000	1,056,204
Mizuho Financial Group Inc.	2,542,450	30,322,208
Mizuho Leasing Co. Ltd.	53,100	1,321,995
Mochida Pharmaceutical Co. Ltd.	68,200	1,674,306
Monex Group Inc.	250,300	883,151
Money Forward Inc.(a)	57,200	1,483,038
MonotaRO Co. Ltd.	243,700	4,351,345
Mori Hills REIT Investment Corp.	1,448	1,664,077
Mori Trust Sogo REIT Inc.	1,414	1,563,319
Morinaga & Co. Ltd./Japan	52,100	1,637,369
Morinaga Milk Industry Co. Ltd.	43,500	1,603,970
MOS Food Services Inc.	66,300	1,705,113
MS&AD Insurance Group Holdings Inc.	464,800	15,074,085
Murata Manufacturing Co. Ltd.	593,100	34,643,383
Musashi Seimitsu Industry Co. Ltd.	114,200	1,228,389
Musashino Bank Ltd. (The)	55,800	742,909
Nabtesco Corp.	97,700	2,341,493
Nachi-Fujikoshi Corp.	21,300	593,356
Nagase & Co. Ltd.	142,600	2,144,932
Nagoya Railroad Co. Ltd.	129,000	2,079,488
Nakanishi Inc.	119,400	2,247,118
Nankai Electric Railway Co. Ltd.	65,100	1,286,074
Nanto Bank Ltd. (The)	40,300	613,431
NEC Corp.	240,200	8,866,846
NEC Networks & System Integration Corp.	124,700	1,721,271
NET One Systems Co. Ltd.	77,000	1,793,294
Nexon Co. Ltd.	515,300	11,698,393
Nextage Co. Ltd.	100,600	2,225,179
NGK Insulators Ltd.	216,700	3,169,503
NGK Spark Plug Co. Ltd.	103,400	2,024,825
NH Foods Ltd.	56,100	1,699,643
NHK Spring Co. Ltd.	225,300	1,535,360
Nichias Corp.	103,700	1,850,508
Nichiha Corp.	43,200	892,461
Nichi-Iko Pharmaceutical Co. Ltd.(a)	131,300	354,814
Nichirei Corp.	72,200	1,288,293
Nidec Corp.	461,800	32,092,350
Nifco Inc./Japan	78,500	1,905,060
Nihon Kohden Corp.	85,800	1,919,704
Nihon M&A Center Holdings Inc.	300,100	4,015,949
Nihon Parkerizing Co. Ltd.	132,300	953,216
Nikkon Holdings Co. Ltd.	93,500	1,719,495
Nikon Corp.	266,100	3,064,553

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nintendo Co. Ltd.	115,200	$51,514,335
Nippn Corp., New	159,200	1,919,795
Nippon Accommodations Fund Inc.	321	1,677,337
Nippon Building Fund Inc.	1,516	8,041,996
Nippon Carbon Co. Ltd.	54,200	1,665,301
Nippon Electric Glass Co. Ltd.	88,200	1,756,051
Nippon Express Holdings Inc.	69,400	4,147,025
Nippon Gas Co. Ltd.	163,700	2,457,871
Nippon Kayaku Co. Ltd.	204,700	1,723,150
Nippon Light Metal Holdings Co. Ltd.	83,690	1,000,878
Nippon Paint Holdings Co. Ltd.	862,300	6,591,571
Nippon Paper Industries Co. Ltd.	86,400	626,585
Nippon Prologis REIT Inc.	2,006	5,216,615
NIPPON REIT Investment Corp.	789	2,223,414
Nippon Sanso Holdings Corp.	140,600	2,370,892
Nippon Shinyaku Co. Ltd.	38,600	2,389,015
Nippon Shokubai Co. Ltd.	30,500	1,193,803
Nippon Soda Co. Ltd.	47,700	1,508,036
Nippon Steel Corp.	841,717	12,524,942
Nippon Steel Trading Corp.	25,000	971,925
Nippon Suisan Kaisha Ltd.	500,300	2,252,367
Nippon Telegraph & Telephone Corp.	1,255,900	35,875,183
Nippon Yusen KK	170,000	13,353,723
Nipro Corp.	174,100	1,526,799
Nishimatsu Construction Co. Ltd.	73,900	2,213,522
Nishimatsuya Chain Co. Ltd.	101,200	1,249,324
Nishi-Nippon Financial Holdings Inc.	191,100	1,066,199
Nishi-Nippon Railroad Co. Ltd.	77,400	1,708,125
Nishio Rent All Co. Ltd.	47,700	1,031,405
Nissan Chemical Corp.	111,900	5,721,797
Nissan Motor Co. Ltd.	2,356,100	8,959,921
Nissan Shatai Co. Ltd.	68,900	337,611
Nissha Co. Ltd.	71,700	844,142
Nisshin Oillio Group Ltd. (The)	54,900	1,336,921
Nisshin Seifun Group Inc.	152,100	1,872,266
Nisshinbo Holdings Inc.	229,800	1,830,424
Nissin Foods Holdings Co. Ltd.	54,700	3,961,706
Nitori Holdings Co. Ltd.	79,700	8,432,146
Nitto Boseki Co. Ltd.	32,200	585,816
Nitto Denko Corp.	138,700	8,931,623
Nitto Kogyo Corp.	62,000	1,207,348
Noevir Holdings Co. Ltd.	52,100	2,314,111
NOF Corp.	67,600	2,674,730
Nojima Corp.	57,900	1,270,041
NOK Corp.	80,400	721,956
Nomura Co. Ltd.	132,200	877,445
Nomura Holdings Inc.	2,721,800	10,385,059
Nomura Real Estate Holdings Inc.	84,300	2,045,064
Nomura Real Estate Master Fund Inc.	4,477	5,608,742
Nomura Research Institute Ltd.	357,720	10,747,447
Noritz Corp.	63,700	713,506
North Pacific Bank Ltd.	653,600	1,124,545
NS Solutions Corp.	59,400	1,747,848
NSD Co. Ltd.	148,700	2,793,257
NSK Ltd.	259,200	1,451,546
NTN Corp.(a)	579,300	1,075,317
NTT Data Corp.	606,300	9,176,350
NTT UD REIT Investment Corp.	2,600	2,978,790
Obayashi Corp.	660,600	4,858,341
Obic Co. Ltd.	71,800	11,478,640

Security	Shares	Value

Japan (continued)
Odakyu Electric Railway Co. Ltd.	234,600	$3,364,730
Ogaki Kyoritsu Bank Ltd. (The)	54,100	708,804
Ohsho Food Service Corp.	36,900	1,933,538
Oiles Corp.	89,100	1,071,036
Oisix ra daichi Inc.(a)(b)	51,900	697,630
Oji Holdings Corp.	595,700	2,483,565
Okamoto Industries Inc.	21,700	643,947
Okamura Corp.	148,400	1,481,030
Okasan Securities Group Inc.	319,200	815,643
Oki Electric Industry Co. Ltd.	122,500	707,765
Okinawa Electric Power Co. Inc. (The)	84,532	857,302
OKUMA Corp.	26,600	1,045,155
Okumura Corp.	49,500	1,100,401
Olympus Corp.	1,257,400	26,911,070
Omron Corp.	181,600	10,156,524
One REIT Inc.	732	1,521,635
Ono Pharmaceutical Co. Ltd.	380,800	10,707,676
Open House Group Co. Ltd.	82,800	3,612,167
Optex Group Co. Ltd.	89,200	1,387,981
Optorun Co. Ltd.	70,300	997,546
Oracle Corp. Japan	33,600	2,095,572
Orient Corp.	1,194,200	1,213,962
Oriental Land Co. Ltd./Japan	205,600	31,215,981
ORIX Corp.	1,255,600	22,377,076
Orix JREIT Inc.	2,382	3,417,374
Osaka Gas Co. Ltd.	333,800	6,001,089
OSG Corp.	109,500	1,502,845
Otsuka Corp.	93,600	2,918,980
Otsuka Holdings Co. Ltd.	378,500	13,521,137
Outsourcing Inc.	187,400	1,685,795
Paltac Corp.	28,800	902,838
Pan Pacific International Holdings Corp.	393,300	6,123,866
Panasonic Holdings Corp.	2,323,700	19,184,782
Paramount Bed Holdings Co. Ltd.	80,800	1,497,851
Park24 Co. Ltd.(a)	119,700	1,681,989
Penta-Ocean Construction Co. Ltd.	305,700	1,680,269
PeptiDream Inc.(a)	117,100	1,466,337
Persol Holdings Co. Ltd.	171,200	3,544,144
Pigeon Corp.	95,000	1,383,952
Pilot Corp.	47,000	1,796,331
PKSHA Technology Inc.(a)(b)	59,000	1,016,125
Pola Orbis Holdings Inc.	102,800	1,260,075
Prestige International Inc.	162,400	845,267
Raito Kogyo Co. Ltd.	91,700	1,352,815
Raksul Inc.(a)(b)	47,500	788,636
Rakus Co. Ltd.(b)	112,300	1,588,714
Rakuten Group Inc.	884,100	4,382,959
Recruit Holdings Co. Ltd.	1,521,500	56,863,067
Relia Inc.	75,500	629,746
Relo Group Inc.	114,600	1,902,931
Renesas Electronics Corp.(a)	1,308,300	12,461,358
Rengo Co. Ltd.	201,400	1,177,817
RENOVA Inc.(a)	75,600	1,429,393
Resona Holdings Inc.	2,151,400	8,360,872
Resorttrust Inc.	114,500	1,882,437
Ricoh Co. Ltd.	618,700	4,976,241
Ricoh Leasing Co. Ltd.	31,000	833,054
Rinnai Corp.	33,000	2,508,939
Riso Kyoiku Co. Ltd.	289,200	677,542
Rohm Co. Ltd.	88,000	6,530,534

S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Rohto Pharmaceutical Co. Ltd.	83,400	$2,499,813
Rorze Corp.	24,200	1,557,109
Round One Corp.	132,600	1,494,443
Royal Holdings Co. Ltd.	60,100	974,257
Ryohin Keikaku Co. Ltd.	237,800	2,360,346
Ryosan Co. Ltd.	29,800	501,959
Saizeriya Co. Ltd.	52,300	1,063,211
Sakai Moving Service Co. Ltd.	23,700	880,699
Sakata Seed Corp.	109,100	3,965,986
SAMTY Co. Ltd.	114,400	1,773,059
Sangetsu Corp.	149,400	1,799,894
San-in Godo Bank Ltd. (The)	189,800	964,453
Sanken Electric Co. Ltd.	65,500	2,525,039
Sankyo Co. Ltd.	102,000	3,207,958
Sankyu Inc.	40,600	1,346,328
Sanrio Co. Ltd.	104,300	2,404,517
Santen Pharmaceutical Co. Ltd.	312,300	2,529,676
Sanwa Holdings Corp.	161,500	1,744,625
Sapporo Holdings Ltd.	118,000	2,642,275
Sato Holdings Corp.	52,700	788,821
Sawai Group Holdings Co. Ltd.	45,000	1,459,804
SBI Holdings Inc/Japan	223,900	4,542,355
SCREEN Holdings Co. Ltd.	36,100	2,612,529
SCSK Corp.	119,700	2,107,946
Secom Co. Ltd.	216,400	14,453,370
Sega Sammy Holdings Inc.	162,500	2,790,665
Seibu Holdings Inc.	151,400	1,530,429
Seiko Epson Corp.	248,000	3,725,623
Seiko Holdings Corp.	34,300	757,136
Seino Holdings Co. Ltd.	117,400	973,776
Seiren Co. Ltd.	83,300	1,272,368
Sekisui Chemical Co. Ltd.	388,700	5,468,799
Sekisui House Ltd.	615,300	10,897,822
Sekisui House Reit Inc.	5,124	3,209,600
Seria Co. Ltd.	82,800	1,649,283
Seven & i Holdings Co. Ltd.	775,800	31,621,769
Seven Bank Ltd.	595,300	1,181,329
SG Holdings Co. Ltd.	308,600	5,889,487
Sharp Corp./Japan(b)	180,500	1,452,844
Shibaura Machine Co. Ltd.	56,900	1,217,963
SHIFT Inc.(a)	15,900	2,498,910
Shiga Bank Ltd. (The)	59,200	1,205,102
Shikoku Electric Power Co. Inc.	243,700	1,439,696
Shima Seiki Manufacturing Ltd.	65,300	1,094,521
Shimadzu Corp.	256,600	9,129,553
Shimamura Co. Ltd.	21,700	2,080,889
Shimano Inc.	77,000	12,862,558
Shimizu Corp.	450,900	2,555,990
Shin-Etsu Chemical Co. Ltd.	388,200	49,726,181
Shinko Electric Industries Co. Ltd.	79,600	2,049,991
Shinmaywa Industries Ltd.	106,400	851,423
Shinsei Bank Ltd.	147,800	2,235,665
Shionogi & Co. Ltd.	272,000	13,951,273
Ship Healthcare Holdings Inc.	117,400	2,243,631
Shiseido Co. Ltd.	408,800	16,815,259
Shizuoka Bank Ltd. (The)	345,300	2,089,554
SHO-BOND Holdings Co. Ltd.	84,800	3,751,933
Shochiku Co. Ltd.(a)	13,200	1,270,156
Shoei Foods Corp.	46,800	1,390,528
Showa Denko KK	169,500	2,842,607

Security	Shares	Value

Japan (continued)
SKY Perfect JSAT Holdings Inc.	261,900	$1,097,265
Skylark Holdings Co. Ltd.(a)	153,000	1,825,523
SMC Corp.	59,000	29,077,340
SMS Co. Ltd.	84,000	2,019,330
Snow Peak Inc.(b)	45,100	905,832
SoftBank Corp.	3,003,700	34,729,535
SoftBank Group Corp.	1,267,000	53,222,583
Sohgo Security Services Co. Ltd.	47,000	1,317,124
Sojitz Corp.	189,320	2,877,016
Sompo Holdings Inc.	310,400	13,853,526
Sony Group Corp.	1,323,600	112,278,220
Sosei Group Corp.(a)	169,800	1,833,126
Sotetsu Holdings Inc.	82,600	1,460,429
Square Enix Holdings Co. Ltd.	78,800	3,656,303
Stanley Electric Co. Ltd.	108,300	1,903,084
Star Micronics Co. Ltd.	118,700	1,538,163
Subaru Corp.	639,400	11,126,138
Sugi Holdings Co. Ltd.	35,500	1,601,544
SUMCO Corp.	314,500	4,400,711
Sumitomo Bakelite Co. Ltd.	68,700	2,223,565
Sumitomo Chemical Co. Ltd.	1,471,000	5,780,927
Sumitomo Corp.	1,157,400	16,272,988
Sumitomo Electric Industries Ltd.	716,000	7,982,532
Sumitomo Forestry Co. Ltd.	123,400	1,915,972
Sumitomo Heavy Industries Ltd.	83,300	1,905,891
Sumitomo Metal Mining Co. Ltd.	238,300	7,493,058
Sumitomo Mitsui Construction Co. Ltd.	227,080	771,790
Sumitomo Mitsui Financial Group Inc.	1,368,500	42,932,705
Sumitomo Mitsui Trust Holdings Inc.	322,100	10,580,742
Sumitomo Osaka Cement Co. Ltd.	37,500	990,873
Sumitomo Pharma Co., Ltd.	157,300	1,231,890
Sumitomo Realty & Development Co. Ltd.	298,100	8,231,454
Sumitomo Rubber Industries Ltd.	296,100	2,669,750
Sumitomo Warehouse Co. Ltd. (The)	135,700	2,141,612
Sundrug Co. Ltd.	52,500	1,231,503
Suntory Beverage & Food Ltd.	114,300	4,509,985
Suruga Bank Ltd.	190,400	533,651
Suzuken Co. Ltd.	39,400	1,088,974
Suzuki Motor Corp.	364,300	11,941,510
Sysmex Corp.	167,600	11,733,982
Systena Corp.	459,500	1,575,753
T Hasegawa Co. Ltd.	80,900	1,854,957
T&D Holdings Inc.	545,300	6,171,727
Tadano Ltd.(b)	125,400	911,311
Taiheiyo Cement Corp.	73,000	1,095,224
Taikisha Ltd.	38,200	945,537
Taisei Corp.	194,500	6,205,873
Taisho Pharmaceutical Holdings Co. Ltd.	35,000	1,393,625
Taiyo Holdings Co. Ltd.	106,200	2,290,250
Taiyo Yuden Co. Ltd.	118,900	4,225,710
Takara Bio Inc.	156,100	2,522,739
Takara Holdings Inc.	334,200	2,703,673
Takasago Thermal Engineering Co. Ltd.	94,600	1,203,234
Takashimaya Co. Ltd.	227,800	2,447,200
Takeda Pharmaceutical Co. Ltd.	1,579,583	46,345,268
Takeuchi Manufacturing Co. Ltd.	77,300	1,493,818
Takuma Co. Ltd.	111,800	1,182,811
Tamron Co. Ltd.	55,000	1,188,812
TDK Corp.	395,500	12,456,133
TechnoPro Holdings Inc.	107,400	2,495,841

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Teijin Ltd.	130,700	$1,384,889
Terumo Corp.	658,200	22,473,312
THK Co. Ltd.	101,200	2,147,012
TIS Inc.	205,700	5,832,443
Toagosei Co. Ltd.	146,700	1,138,983
Tobu Railway Co. Ltd.	149,000	3,537,987
Toda Corp.	265,100	1,421,955
Toei Animation Co. Ltd.	9,000	746,074
Toei Co. Ltd.	12,400	1,778,654
Toho Bank Ltd. (The)	449,600	723,536
Toho Co. Ltd./Tokyo	93,400	3,708,984
Toho Gas Co. Ltd.	76,200	1,834,425
Toho Holdings Co. Ltd.	62,300	954,050
Toho Titanium Co. Ltd.	103,400	1,742,578
Tohoku Electric Power Co. Inc.	441,800	2,446,056
Tokai Carbon Co. Ltd.	228,300	1,845,730
Tokai Rika Co. Ltd.	71,800	790,186
Tokai Tokyo Financial Holdings Inc.	759,900	2,152,059
Tokio Marine Holdings Inc.	653,500	38,255,837
Tokuyama Corp.	62,400	843,609
Tokyo Century Corp.	37,600	1,329,727
Tokyo Electric Power Co. Holdings Inc.(a)	1,597,700	6,287,531
Tokyo Electron Ltd.	155,800	53,625,339
Tokyo Gas Co. Ltd.	380,000	7,463,545
Tokyo Ohka Kogyo Co. Ltd.	39,800	2,063,631
Tokyo Seimitsu Co. Ltd.	90,500	3,144,150
Tokyo Steel Manufacturing Co. Ltd.	159,500	1,640,688
Tokyo Tatemono Co. Ltd.	141,600	2,085,381
Tokyotokeiba Co. Ltd.	28,500	882,807
Tokyu Construction Co. Ltd.	160,000	758,933
Tokyu Corp.	498,500	6,112,396
Tokyu Fudosan Holdings Corp.	492,100	2,666,664
Tokyu REIT Inc.	1,748	2,555,525
TOMONY Holdings Inc.	222,900	527,518
Tomy Co. Ltd.	194,100	2,151,021
Topcon Corp.	182,300	2,576,581
Toppan Inc.	244,000	4,151,770
Toray Industries Inc.	1,337,000	7,323,200
Toridoll Holdings Corp.(b)	114,300	2,220,346
Toshiba Corp.	401,700	16,295,974
Toshiba TEC Corp.	45,600	1,505,394
Tosho Co. Ltd.(b)	37,800	392,958
Tosoh Corp.	225,700	2,942,044
Totetsu Kogyo Co. Ltd.	50,400	901,988
TOTO Ltd.	127,200	4,332,668
Towa Pharmaceutical Co. Ltd.	74,400	1,415,499
Toyo Ink SC Holdings Co. Ltd.	74,600	1,087,286
Toyo Seikan Group Holdings Ltd.	157,600	1,814,858
Toyo Suisan Kaisha Ltd.	66,000	2,804,200
Toyo Tire Corp.	131,400	1,766,028
Toyobo Co. Ltd.(b)	106,700	829,325
Toyoda Gosei Co. Ltd.	68,800	1,085,746
Toyota Boshoku Corp.	84,300	1,246,576
Toyota Industries Corp.	143,400	8,731,547
Toyota Motor Corp.	11,193,800	181,686,834
Toyota Tsusho Corp.	214,200	7,310,526
Trend Micro Inc/Japan	132,800	7,717,566
Tri Chemical Laboratories Inc.	80,200	1,365,883
Trusco Nakayama Corp.	68,300	972,001
TS Tech Co. Ltd.	124,100	1,415,101

Security	Shares	Value

Japan (continued)
Tsubakimoto Chain Co.	39,100	$930,637
Tsumura & Co.	88,800	2,083,499
Tsuruha Holdings Inc.	30,800	1,754,783
UACJ Corp.(b)	39,500	670,158
UBE Corp.	104,200	1,631,507
Ulvac Inc.	45,300	1,710,614
Unicharm Corp.	395,600	14,329,517
United Arrows Ltd.	43,500	576,194
United Urban Investment Corp.	2,486	2,709,999
Universal Entertainment Corp.(a)	39,100	425,497
Ushio Inc.	172,000	2,378,098
USS Co. Ltd.	194,300	3,812,655
UT Group Co. Ltd.	51,200	997,090
Valor Holdings Co. Ltd.	53,200	750,147
Vector Inc.	110,900	1,012,227
Vision Inc./Tokyo Japan(a)(b)	121,500	1,065,849
Wacom Co. Ltd.	348,300	2,285,151
Welcia Holdings Co. Ltd.	74,700	1,668,417
West Holdings Corp.	48,800	1,503,137
West Japan Railway Co.	209,600	7,698,758
Yakult Honsha Co. Ltd.	119,400	7,271,399
Yamada Holdings Co. Ltd.	575,800	2,078,857
Yamaguchi Financial Group Inc.	239,100	1,353,515
Yamaha Corp.	119,900	5,114,220
Yamaha Motor Co. Ltd.	288,100	5,565,265
Yamato Holdings Co. Ltd.	252,200	4,413,248
Yamato Kogyo Co. Ltd.	57,800	1,976,522
Yamazaki Baking Co. Ltd.	143,400	1,731,346
Yaoko Co. Ltd.	35,500	1,726,427
Yaskawa Electric Corp.	238,000	8,335,686
Yokogawa Electric Corp.	179,100	3,176,029
Yokohama Rubber Co. Ltd. (The)	100,300	1,469,137
Yoshinoya Holdings Co. Ltd.	96,300	1,866,827
Z Holdings Corp.	2,833,800	10,015,325
Zenkoku Hosho Co. Ltd.	45,500	1,547,955
Zenrin Co. Ltd.	35,700	248,279
Zensho Holdings Co. Ltd.	76,000	2,012,102
Zeon Corp.	150,600	1,529,222
Zojirushi Corp.	93,100	1,033,552
ZOZO Inc.	122,700	2,650,527

		4,174,974,264

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	1,694,909	4,948,073
Boubyan Bank KSCP	2,029,145	5,480,776
Boubyan Petrochemicals Co. KSCP	593,056	1,811,600
Gulf Bank KSCP	1,922,426	2,261,019
Humansoft Holding Co. KSC	111,480	1,204,537
Kuwait Finance House KSCP	6,182,400	17,956,973
Mabanee Co. KPSC	830,356	2,218,501
Mobile Telecommunications Co. KSCP	2,606,081	5,163,067
National Bank of Kuwait SAKP	7,919,189	27,655,601

		68,700,147

Malaysia — 0.5%
Alliance Bank Malaysia Bhd	1,646,200	1,288,387
AMMB Holdings Bhd	2,114,200	1,855,024
Axiata Group Bhd	3,074,600	1,982,749
British American Tobacco Malaysia Bhd(b)	139,800	343,238
Bursa Malaysia Bhd	1,082,000	1,588,013
Carlsberg Brewery Malaysia Bhd	179,800	909,807

S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
CIMB Group Holdings Bhd	6,131,700	$7,183,682
Dagang NeXchange Bhd	5,037,400	916,220
Dialog Group Bhd	4,739,978	2,356,555
DiGi.Com Bhd	3,531,600	2,884,027
Fraser & Neave Holdings Bhd	157,300	767,471
Gamuda Bhd	2,492,200	2,102,526
Genting Bhd	2,133,800	2,271,392
Genting Malaysia Bhd	3,230,600	2,124,027
Genting Plantations Bhd	670,500	973,246
HAP Seng Consolidated Bhd	602,600	1,023,628
Hartalega Holdings Bhd	1,959,300	1,206,265
Hibiscus Petroleum Bhd	3,328,700	674,995
Hong Leong Bank Bhd	592,500	2,795,708
Hong Leong Financial Group Bhd	245,700	1,076,669
IHH Healthcare Bhd	2,649,900	3,810,223
IJM Corp. Bhd	3,617,100	1,440,176
Inari Amertron Bhd	3,809,500	2,461,356
IOI Corp. Bhd	2,169,900	1,964,880
Kossan Rubber Industries Bhd(a)	1,709,500	480,383
KPJ Healthcare Bhd	6,931,100	1,355,945
Kuala Lumpur Kepong Bhd	450,900	2,220,813
Malayan Banking Bhd	4,954,300	9,867,554
Malaysia Airports Holdings Bhd(a)	1,172,100	1,646,727
Malaysian Resources Corp. Bhd	3,082,500	239,408
Maxis Bhd(b)	2,494,200	2,058,681
MISC Bhd	1,202,700	1,950,452
MR DIY Group M Bhd(c)	2,284,050	1,141,154
My EG Services Bhd	14,758,500	2,576,143
Nestle Malaysia Bhd	42,700	1,292,369
Pentamaster Corp. Bhd	1,977,700	1,744,536
Petronas Chemicals Group Bhd	2,697,900	5,389,448
Petronas Dagangan Bhd	311,200	1,566,314
Petronas Gas Bhd	645,700	2,488,544
PPB Group Bhd	913,480	3,341,524
Press Metal Aluminium Holdings Bhd	4,037,800	4,418,872
Public Bank Bhd	16,893,100	17,624,656
QL Resources Bhd	2,109,000	2,511,560
RHB Bank Bhd	1,522,598	2,013,688
Sime Darby Bhd	3,195,300	1,683,519
Sime Darby Plantation Bhd	2,674,200	2,620,509
Sime Darby Property Bhd	6,042,400	638,835
SP Setia Bhd Group	1,146,300	194,748
Sunway REIT(b)	3,842,800	1,303,815
Supermax Corp. Bhd(b)	2,489,177	455,832
Telekom Malaysia Bhd	1,530,200	1,955,753
Tenaga Nasional Bhd	2,430,400	4,510,752
Top Glove Corp. Bhd(a)	5,847,900	1,269,308
UMW Holdings Bhd	363,200	237,857
VS Industry Bhd(b)	5,546,700	1,261,491
Yinson Holdings Bhd	3,193,840	1,509,243

		129,570,697

Mexico — 0.6%
Alsea SAB de CV(a)	637,500	1,240,256
America Movil SAB de CV, Series L, NVS	31,798,900	30,261,640
Arca Continental SAB de CV	369,900	2,562,291
Bolsa Mexicana de Valores SAB de CV	640,400	1,191,865
Cemex SAB de CV, NVS(a)	18,076,412	7,297,779
Coca-Cola Femsa SAB de CV	482,700	2,922,412
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	1,007,500	986,965

Security	Shares	Value

Mexico (continued)
Corp Inmobiliaria Vesta SAB de CV	1,026,100	$2,020,942
Fibra Uno Administracion SA de CV	3,788,700	3,867,594
Fomento Economico Mexicano SAB de CV	2,058,300	12,826,070
GCC SAB de CV	190,000	1,174,271
Genomma Lab Internacional SAB de CV, Class B	786,600	731,209
Gentera SAB de CV	1,284,200	1,043,840
Gruma SAB de CV, Class B	194,665	2,420,624
Grupo Aeroportuario del Centro Norte SAB de CV	223,312	1,360,214
Grupo Aeroportuario del Pacifico SAB de CV, Class B	327,000	4,433,681
Grupo Aeroportuario del Sureste SAB de CV, Class B	239,680	4,514,833
Grupo Bimbo SAB de CV, Series A	1,674,700	5,918,196
Grupo Carso SAB de CV, Series A1	512,600	1,999,305
Grupo Comercial Chedraui SA de CV	357,600	1,087,246
Grupo Financiero Banorte SAB de CV, Class O	2,777,300	15,802,361
Grupo Financiero Inbursa SAB de CV, Class O(a)	2,430,200	4,475,225
Grupo Herdez SAB de CV(b)	519,700	782,144
Grupo Mexico SAB de CV, Series B	3,457,300	13,669,440
Grupo Televisa SAB, CPO(b)	2,546,700	4,015,155
Industrias Penoles SAB de CV	175,200	1,762,528
Kimberly-Clark de Mexico SAB de CV, Class A	1,644,000	2,420,980
Macquarie Mexico Real Estate Management SA de CV(c)	1,119,400	1,459,001
Nemak SAB de CV(a)(c)	1,496,577	376,613
Operadora De Sites Mexicanos SAB de CV(b)	2,098,355	2,455,998
Orbia Advance Corp. SAB de CV	1,119,578	2,469,217
Promotora y Operadora de Infraestructura SAB de CV	287,575	2,074,270
Regional SAB de CV	252,100	1,377,272
Wal-Mart de Mexico SAB de CV	5,820,900	21,084,362

		164,085,799

Netherlands — 2.7%
Aalberts NV	115,030	4,929,717
ABN AMRO Bank NV, CVA(c)	371,636	3,789,904
Adyen NV(a)(c)	22,739	40,902,272
Aegon NV	1,932,760	8,489,077
AerCap Holdings NV(a)	140,327	6,295,069
Akzo Nobel NV	189,508	12,753,980
Alfen Beheer BV(a)(c)	30,982	3,616,784
AMG Advanced Metallurgical Group NV	46,699	1,310,913
Arcadis NV	88,853	3,285,396
Argenx SE(a)	53,602	19,580,886
ASM International NV	51,258	15,745,004
ASML Holding NV	427,137	245,500,356
ASR Nederland NV	149,102	6,232,079
Basic-Fit NV(a)(c)	42,377	1,718,713
BE Semiconductor Industries NV	74,352	3,991,345
Boskalis Westminster	75,771	2,486,238
Brunel International NV	38,650	437,799
Corbion NV	72,445	2,524,741
COSMO Pharmaceuticals NV(b)	17,220	923,996
Davide Campari-Milano NV	697,223	7,740,473
Eurocommercial Properties NV	74,210	1,680,292
Euronext NV(c)	91,672	7,469,303
EXOR NV	110,064	7,741,068
Flow Traders(c)	36,979	803,603
Fugro NV(a)	150,570	1,792,130
Heineken Holding NV	114,490	9,046,857
Heineken NV	264,442	26,070,492

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
IMCD NV	63,525	$10,173,457
ING Groep NV	4,103,438	39,860,075
InPost SA(a)(b)	229,103	1,512,824
Intertrust NV(a)(c)	107,086	2,112,331
Iveco Group NV(a)	264,910	1,621,937
JDE Peet’s NV	32,154	932,543
Just Eat Takeaway.com NV(a)(c)	119,984	2,199,217
Just Eat Takeaway.com NV(a)(b)(c)	74,966	1,378,893
Koninklijke Ahold Delhaize NV	1,060,103	29,193,884
Koninklijke BAM Groep NV(a)	455,619	1,110,944
Koninklijke DSM NV	184,419	29,534,528
Koninklijke KPN NV	3,432,525	11,323,867
Koninklijke Philips NV	903,264	18,694,177
Koninklijke Vopak NV	37,677	874,447
MFE-MediaForEurope NV(a)	412,703	185,769
MFE-MediaForEurope NV, Class B(a)	412,720	265,606
NN Group NV	286,590	13,447,489
NSI NV	68,610	2,226,130
OCI NV	120,841	4,195,193
Pharming Group NV(a)(b)	1,466,302	1,147,394
PostNL NV(b)	598,629	1,574,574
Prosus NV, Class N	894,448	58,349,305
Randstad NV	117,126	5,919,897
RHI Magnesita NV	56,016	1,544,213
SBM Offshore NV	112,118	1,564,798
Shop Apotheke Europe NV(a)(b)(c)	17,082	1,658,802
Signify NV(c)	147,733	4,798,076
TKH Group NV	45,067	1,850,042
TomTom NV(a)(b)	119,643	1,081,536
Universal Music Group NV	771,043	17,453,713
Van Lanschot Kempen NV	50,559	1,157,766
Vastned Retail NV	46,872	1,135,776
Wereldhave NV	59,407	899,957
Wolters Kluwer NV	278,928	30,292,212

		748,129,859

New Zealand — 0.2%
a2 Milk Co. Ltd. (The)(a)	601,843	1,891,111
Air New Zealand Ltd.(a)(b)	883,181	340,076
Auckland International Airport Ltd.(a)	1,242,145	5,832,733
Chorus Ltd.	601,724	3,028,423
Contact Energy Ltd.	854,926	4,124,288
Fisher & Paykel Healthcare Corp. Ltd.	660,847	8,837,258
Fletcher Building Ltd.	927,701	3,018,320
Goodman Property Trust	1,349,425	1,853,348
Infratil Ltd.	991,477	5,235,218
Kiwi Property Group Ltd.	1,547,094	993,305
Mercury NZ Ltd.	888,244	3,397,459
Meridian Energy Ltd.	1,588,863	4,986,240
Precinct Properties New Zealand Ltd.	1,784,748	1,597,341
Pushpay Holdings Ltd.(a)	1,331,090	1,084,835
Ryman Healthcare Ltd.	543,590	3,179,557
SKYCITY Entertainment Group Ltd.	894,271	1,562,040
Spark New Zealand Ltd.	2,172,136	6,984,666
Summerset Group Holdings Ltd.	256,296	1,727,757
Synlait Milk Ltd.(a)	97,211	196,140
Xero Ltd.(a)	149,361	9,839,707

		69,709,822

Norway — 0.7%
Adevinta ASA(a)	298,668	2,271,178

Security	Shares	Value

Norway (continued)
Aker ASA, Class A	35,774	$2,778,250
Aker BP ASA	289,732	10,067,129
Atea ASA	157,286	1,920,502
Austevoll Seafood ASA	154,192	1,899,460
Bakkafrost P/F	53,592	3,736,204
Borregaard ASA	198,393	3,561,304
BW Energy Ltd.(a)(b)	24,907	70,965
BW LPG Ltd.(c)	214,699	1,766,036
BW Offshore Ltd.(b)	250,263	704,415
Crayon Group Holding ASA(a)(c)	69,632	1,116,284
DNB Bank ASA	932,224	18,388,835
DNO ASA	1,764,571	2,538,919
Elkem ASA(c)	343,173	1,406,105
Entra ASA(c)	119,478	1,682,547
Equinor ASA	1,035,731	39,879,665
Europris ASA(c)	205,636	1,215,903
Flex LNG Ltd.	108,739	3,448,455
Frontline Ltd./Bermuda(a)	115,909	1,104,067
Gjensidige Forsikring ASA	153,620	3,213,078
Golden Ocean Group Ltd.	160,232	1,769,140
Grieg Seafood ASA	165,153	2,535,967
Kahoot! ASA(a)(b)	396,154	949,871
Kongsberg Gruppen ASA	134,388	4,952,027
Leroy Seafood Group ASA	292,452	2,297,424
Mowi ASA	433,731	10,008,381
MPC Container Ships AS	347,451	847,364
NEL ASA(a)(b)	1,410,405	2,433,104
Nordic Semiconductor ASA(a)	178,929	3,144,416
Norsk Hydro ASA	1,357,999	9,200,756
Norway Royal Salmon ASA(a)	22,352	574,694
Orkla ASA	725,466	6,262,419
Protector Forsikring ASA	102,578	1,209,909
Salmar ASA	64,629	4,629,292
Scatec ASA(c)	130,254	1,555,356
Schibsted ASA, Class A	70,851	1,331,678
Schibsted ASA, Class B	105,429	1,896,522
SpareBank 1 SMN	340,124	4,361,109
SpareBank 1 SR-Bank ASA	240,555	2,844,406
Storebrand ASA	474,061	3,987,348
Telenor ASA	640,657	7,780,233
TGS ASA	151,879	2,254,353
TOMRA Systems ASA	276,738	6,478,329
Veidekke ASA	176,889	1,828,906
Wallenius Wilhelmsen ASA	172,273	1,154,865
Yara International ASA	183,068	7,801,872

		196,859,042

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	217,717	1,184,380
Credicorp Ltd.	72,235	9,347,209
Southern Copper Corp.	90,536	4,508,693

		15,040,282

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	2,537,250	2,625,596
ACEN Corp.	14,193,485	2,158,358
Alliance Global Group Inc.	3,269,600	586,918
Ayala Corp.	328,455	3,699,183
Ayala Land Inc.	8,849,930	4,061,546
Bank of the Philippine Islands	1,174,005	1,981,599
BDO Unibank Inc.	2,564,550	5,566,878

S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
Bloomberry Resorts Corp.(a)	6,853,600	$752,801
Converge Information and Communications Technology Solutions Inc.(a)	2,973,100	1,027,218
Globe Telecom Inc.	34,850	1,303,941
GT Capital Holdings Inc.	105,688	869,982
International Container Terminal Services Inc.	1,336,490	4,708,410
JG Summit Holdings Inc.	3,757,917	3,510,328
Jollibee Foods Corp.	596,570	2,178,239
Manila Electric Co.	241,420	1,490,104
Manila Water Co. Inc.	2,494,900	693,594
Megaworld Corp.	8,590,500	352,569
Metro Pacific Investments Corp.	20,108,300	1,346,454
Metropolitan Bank & Trust Co.	2,076,427	1,831,556
PLDT Inc.	100,260	3,025,388
SM Investments Corp.	310,265	4,368,925
SM Prime Holdings Inc.	12,307,000	8,178,918
Universal Robina Corp.	1,074,750	2,164,322

		58,482,827

Poland — 0.2%
Alior Bank SA(a)	136,302	737,994
Allegro.eu SA (a)(c)	359,391	1,954,695
Asseco Poland SA	113,550	1,769,320
Bank Millennium SA(a)	880,187	703,044
Bank Polska Kasa Opieki SA	192,927	3,055,598
CCC SA(a)(b)	51,804	488,299
CD Projekt SA	75,877	1,492,133
Cyfrowy Polsat SA	344,562	1,485,151
Dino Polska SA(a)(c)	60,531	4,732,902
Enea SA(a)	205,989	420,615
Eurocash SA(a)	72,130	178,552
Grupa Azoty SA(a)	44,690	416,041
Grupa Lotos SA	126,246	2,158,686
KGHM Polska Miedz SA	139,382	3,493,990
KRUK SA	18,900	1,082,326
LPP SA	1,018	2,181,020
mBank SA(a)	18,035	862,703
Orange Polska SA	659,158	855,361
PGE Polska Grupa Energetyczna SA(a)	994,373	2,223,143
Polski Koncern Naftowy ORLEN SA(b)	300,148	4,902,896
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	1,991,971	2,976,602
Powszechna Kasa Oszczednosci Bank Polski SA(a)	961,671	5,442,569
Powszechny Zaklad Ubezpieczen SA	651,816	4,269,928
Santander Bank Polska SA	35,820	1,818,863
Tauron Polska Energia SA(a)	1,087,977	767,909

		50,470,340

Portugal — 0.1%
Altri SGPS SA	197,664	1,166,311
Banco Comercial Portugues SA, Class R(b)	11,421,723	1,694,850
CTT-Correios de Portugal SA	184,438	630,765
EDP - Energias de Portugal SA	2,816,503	14,248,415
Galp Energia SGPS SA	398,593	4,207,380
Greenvolt Energias Renovaveis SA(a)(b)	88,213	796,722
Jeronimo Martins SGPS SA	266,434	6,167,133
Navigator Co. SA (The)	412,724	1,703,283
NOS SGPS SA	609,357	2,300,598
REN - Redes Energeticas Nacionais SGPS SA	780,367	2,206,242
Sonae SGPS SA	2,101,666	2,391,217

		37,512,916

Security	Shares	Value

Qatar — 0.3%
Barwa Real Estate Co.	2,972,739	$2,915,331
Commercial Bank PSQC (The)	2,966,980	5,913,765
Doha Bank QPSC	1,308,507	892,208
Industries Qatar QSC	1,940,070	9,036,478
Masraf Al Rayan QSC	4,119,866	4,934,044
Mesaieed Petrochemical Holding Co.	5,039,220	3,748,592
Ooredoo QPSC	1,025,063	2,601,491
Qatar Aluminum Manufacturing Co.	4,543,620	2,117,549
Qatar Electricity & Water Co. QSC	832,966	4,188,420
Qatar Fuel QSC	159,780	773,042
Qatar Gas Transport Co. Ltd.	2,728,729	3,040,132
Qatar Insurance Co. SAQ	2,401,578	1,536,347
Qatar International Islamic Bank QSC	821,063	2,649,539
Qatar Islamic Bank SAQ	1,455,244	10,163,759
Qatar National Bank QPSC	4,487,470	24,589,817
Qatar Navigation QSC	421,785	1,220,274
United Development Co. QSC	1,666,392	688,530
Vodafone Qatar QSC	3,579,174	1,620,820

		82,630,138

Russia — 0.0%
Aeroflot PJSC(a)(d)	2,248,580	360
Alrosa PJSC(d)	2,008,230	322
Detsky Mir PJSC(c)(d)	1,459,210	234
Gazprom PJSC(a)(d)	12,460,440	1,998
Inter RAO UES PJSC(d)	41,474,100	6,649
LUKOIL PJSC(a)(d)	449,912	72
Magnit PJSC(d)	59,647	10
Magnit PJSC, GDR(d)	3	—
MMC Norilsk Nickel PJSC(d)	67,010	11
Mobile TeleSystems PJSC(d)	1,079,812	173
Moscow Exchange MICEX-Rates PJSC(a)(d)	1,165,970	187
Novatek PJSC, GDR(d)	97,022	970
Novolipetsk Steel PJSC(d)	1,277,300	205
Ozon Holdings PLC, GDR(a)(d)	48,614	8
PhosAgro PJSC(a)(d)	1,044	10
PhosAgro PJSC, GDR(d)	162,143	1,621
Polymetal International PLC(d)	318,811	51
Polyus PJSC(d)	29,956	5
Rosneft Oil Co. PJSC(d)	1,203,679	193
Rostelecom PJSC(d)	1,886,690	302
Sberbank of Russia PJSC(a)(d)	10,330,470	1,656
Severstal PAO(a)(d)	165,788	27
Sistema PJSFC, GDR(d)	268,689	2,687
Surgutneftegas PJSC(d)	7,375,600	1,182
Tatneft PJSC(d)	1,491,585	239
TCS Group Holding PLC, GDR(a)(d)	134,948	22
Unipro PJSC(a)(d)	16,577,000	2,658
United Co. RUSAL International PJSC(a)(d)	2,395,510	384
VK Co. Ltd.(a)(d)	113,735	18
VTB Bank PJSC(d)	3,435,870,000	551
X5 Retail Group NV, GDR(d)	128,602	21
Yandex NV(a)(d)	338,783	54

		22,880

Saudi Arabia — 1.2%
Abdullah Al Othaim Markets Co.	70,266	2,185,488
ACWA Power Co.	24,124	1,128,039
Advanced Petrochemical Co.	183,212	2,402,711
Al Rajhi Bank	2,090,158	50,362,616
Aldrees Petroleum and Transport Services Co.	113,926	2,197,842

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Alinma Bank	1,168,470	$11,921,050
Almarai Co. JSC	212,977	2,970,761
Alujain Corp.	81,416	1,368,980
Arab National Bank	570,855	4,721,250
Arriyadh Development Co.	245,281	1,510,649
Bank AlBilad(a)	642,810	8,513,795
Bank Al-Jazira	517,322	3,645,073
Banque Saudi Fransi	643,931	8,826,981
Bupa Arabia for Cooperative Insurance Co.	51,818	2,225,139
City Cement Co.	199,377	1,230,271
Co. for Cooperative Insurance (The)(a)	104,011	1,743,991
Dar Al Arkan Real Estate Development Co.(a)	817,800	2,762,039
Dr Sulaiman Al Habib Medical Services Group Co.	73,068	4,009,040
Elm Co.	50,479	4,018,750
Emaar Economic City(a)	569,102	1,542,677
Etihad Etisalat Co.	447,889	4,522,388
Jarir Marketing Co.	64,264	2,800,099
Leejam Sports Co. JSC	44,912	1,349,755
Mobile Telecommunications Co.(a)	667,146	2,096,811
Mouwasat Medical Services Co.	77,486	5,101,991
National Gas & Industrialization Co.	143,954	1,679,963
National Industrialization Co.(a)	516,156	2,289,754
Rabigh Refining & Petrochemical Co.(a)	682,642	3,391,287
Riyad Bank	1,545,555	15,049,755
SABIC Agri-Nutrients Co.	226,052	8,066,859
Sahara International Petrochemical Co.	466,588	5,955,057
Saudi Airlines Catering Co.(a)	93,111	1,980,061
Saudi Arabian Mining Co.(a)	947,231	14,403,529
Saudi Arabian Oil Co.(c)	2,317,366	24,766,658
Saudi Basic Industries Corp.	950,452	25,323,211
Saudi British Bank (The)	823,812	9,274,237
Saudi Cement Co.	101,856	1,459,097
Saudi Chemical Co. Holding	152,176	1,205,153
Saudi Electricity Co.	987,987	6,538,347
Saudi Ground Services Co.(a)	163,360	1,225,235
Saudi Industrial Investment Group	346,416	2,586,114
Saudi Investment Bank (The)	178,598	1,001,136
Saudi Kayan Petrochemical Co.(a)	885,883	3,600,810
Saudi National Bank (The)	2,339,713	43,920,481
Saudi Public Transport Co.(a)	222,322	974,702
Saudi Research & Media Group(a)	45,221	2,338,971
Saudi Telecom Co.	628,390	16,896,524
Saudia Dairy & Foodstuff Co.	30,824	1,281,937
Savola Group (The)	235,597	2,095,782
Southern Province Cement Co.	88,087	1,377,220
United Electronics Co.	61,559	1,952,547
United International Transportation Co.	120,260	1,548,800
Yamama Cement Co.(a)	192,512	1,511,929
Yanbu Cement Co.	150,212	1,483,344
Yanbu National Petrochemical Co.	261,101	3,471,656

		343,808,342

Singapore — 1.0%
AEM Holdings Ltd.(b)	695,400	2,202,397
Ascendas Real Estate Investment Trust	3,185,748	6,857,190
Ascott Residence Trust(b)	2,537,372	2,154,766
Best World International Ltd.(a)(b)(d)	41,947	41,297
BOC Aviation Ltd.(c)	229,000	1,948,930
CapitaLand China Trust(b)	2,497,341	2,136,391
CapitaLand Integrated Commercial Trust	5,403,228	8,535,587
Capitaland Investment Ltd/Singapore	2,522,900	7,178,478

Security	Shares	Value

Singapore (continued)
CDL Hospitality Trusts(b)	2,214,681	$2,120,189
City Developments Ltd.	250,200	1,405,682
ComfortDelGro Corp. Ltd.	2,060,000	2,119,430
DBS Group Holdings Ltd.	1,880,600	42,912,183
ESR-LOGOS REIT(b)	15,015,247	4,569,346
First Resources Ltd.	1,074,500	1,075,774
Frasers Centrepoint Trust	2,048,662	3,462,004
Frasers Hospitality Trust	1,726,800	868,775
Frasers Logistics & Commercial Trust	2,749,213	2,869,895
Genting Singapore Ltd.	5,417,000	3,163,734
Golden Agri-Resources Ltd.(b)	8,686,300	1,635,538
Grab Holdings Ltd., Class A(a)(b)	1,151,754	3,397,674
Hutchison Port Holdings Trust, Class U	7,504,500	1,767,227
Kenon Holdings Ltd./Singapore(b)	54,005	2,337,784
Keppel Corp. Ltd.	1,485,300	7,420,830
Keppel DC REIT(b)	1,617,863	2,425,758
Keppel Infrastructure Trust	10,639,535	4,516,118
Keppel REIT	2,692,860	2,164,971
Manulife US Real Estate Investment Trust	2,353,018	1,365,708
Mapletree Commercial Trust	2,190,493	3,017,343
Mapletree Industrial Trust	1,933,060	3,797,005
Mapletree Logistics Trust	3,676,256	4,691,979
NetLink NBN Trust	5,391,600	3,746,877
OUE Commercial Real Estate Investment Trust	5,942,080	1,656,023
Oversea-Chinese Banking Corp. Ltd.	3,438,750	29,142,366
Parkway Life REIT	1,179,000	4,089,863
Raffles Medical Group Ltd.(b)	1,560,000	1,299,411
SATS Ltd.(a)(b)	970,000	2,796,360
Sea Ltd., ADR(a)	376,518	28,735,854
Sembcorp Industries Ltd.	1,145,300	2,416,448
Sembcorp Marine Ltd.(a)(b)	17,703,523	1,398,378
Sheng Siong Group Ltd.	2,004,600	2,322,048
SIA Engineering Co. Ltd.(a)(b)	424,200	744,471
Singapore Airlines Ltd.(a)	1,381,900	5,467,003
Singapore Exchange Ltd.	430,900	3,088,946
Singapore Post Ltd.	2,423,400	1,116,027
Singapore Technologies Engineering Ltd.	1,724,900	5,029,393
Singapore Telecommunications Ltd.	8,384,400	15,855,511
Starhill Global REIT	4,072,700	1,757,305
StarHub Ltd.	836,100	757,054
Suntec REIT	1,656,700	1,935,005
United Overseas Bank Ltd.	1,138,900	22,722,574
UOL Group Ltd.	300,600	1,624,105
Venture Corp. Ltd.	229,700	2,926,428
Wilmar International Ltd.	1,851,800	5,395,971
Yangzijiang Financial Holding Ltd.(a)	2,117,200	605,396
Yangzijiang Shipbuilding Holdings Ltd.	1,750,900	1,180,466
Yanlord Land Group Ltd.(b)	925,900	691,886

		282,661,152

South Africa — 1.0%
Absa Group Ltd.	794,967	8,146,416
Adcock Ingram Holdings Ltd.	117,088	360,634
AECI Ltd.	217,813	1,192,598
African Rainbow Minerals Ltd.	199,745	2,810,011
Anglo American Platinum Ltd.	59,920	4,596,496
AngloGold Ashanti Ltd.	430,454	6,344,520
Aspen Pharmacare Holdings Ltd.	414,693	3,634,463
AVI Ltd.	430,896	1,795,919
Barloworld Ltd.	279,714	1,541,120
Bid Corp. Ltd.	396,061	7,292,098

S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Bidvest Group Ltd. (The)	286,197	$3,681,299
Capitec Bank Holdings Ltd.	89,903	10,804,160
Clicks Group Ltd.	286,069	4,816,183
Coronation Fund Managers Ltd.	234,318	479,351
Dis-Chem Pharmacies Ltd.(c)	379,749	755,995
Discovery Ltd.(a)	564,033	4,358,585
Distell Group Holdings Ltd.(a)	194,503	1,989,501
Exxaro Resources Ltd.	286,442	3,481,767
FirstRand Ltd.	5,320,988	21,048,620
Foschini Group Ltd. (The)	380,798	2,780,146
Gold Fields Ltd.	951,303	8,798,509
Growthpoint Properties Ltd.	3,056,394	2,491,825
Harmony Gold Mining Co. Ltd.	617,115	1,971,327
Impala Platinum Holdings Ltd.	897,234	9,948,094
Investec Ltd.	400,309	2,137,149
JSE Ltd.	173,229	1,139,434
Kumba Iron Ore Ltd.	74,941	2,233,294
Life Healthcare Group Holdings Ltd.	1,634,960	1,937,055
Massmart Holdings Ltd.(a)	157,695	352,646
Momentum Metropolitan Holdings	1,506,439	1,330,339
Motus Holdings Ltd.	270,551	1,821,580
Mr. Price Group Ltd.	270,871	2,949,256
MTN Group Ltd.	1,842,660	15,465,048
MultiChoice Group	402,317	2,881,093
Naspers Ltd., Class N	230,146	32,516,502
Nedbank Group Ltd.	450,199	5,884,888
NEPI Rockcastle S.A.	463,132	2,554,742
Netcare Ltd.	1,488,075	1,363,891
Ninety One Ltd.	240,327	587,080
Northam Platinum Holdings Ltd.(a)	404,207	4,290,626
Oceana Group Ltd.	81,738	240,599
Old Mutual Ltd.	4,032,094	2,750,237
Pick n Pay Stores Ltd.	706,452	2,342,938
PSG Group Ltd.(a)	204,145	1,088,282
Rand Merchant Investment Holdings Ltd.	1,091,358	1,821,557
Redefine Properties Ltd.	7,003,411	1,719,249
Reinet Investments SCA	181,208	3,150,642
Remgro Ltd.	503,199	4,143,639
Resilient REIT Ltd.	469,539	1,629,826
Reunert Ltd.	315,382	778,208
Sanlam Ltd.	2,015,955	6,620,723
Sappi Ltd.(a)	735,161	2,434,566
Sasol Ltd.(a)	586,166	12,313,454
Shoprite Holdings Ltd.	563,351	7,622,137
Sibanye Stillwater Ltd.	2,882,216	7,080,274
SPAR Group Ltd. (The)	202,199	1,633,408
Standard Bank Group Ltd.	1,379,743	13,292,653
Steinhoff International Holdings NV(a)	4,623,361	716,122
Super Group Ltd./South Africa	634,556	1,071,270
Telkom SA SOC Ltd.(a)	530,808	1,391,854
Thungela Resources Ltd.(b)	165,787	2,898,930
Tiger Brands Ltd.	166,785	1,650,288
Truworths International Ltd.	562,782	1,733,382
Vodacom Group Ltd.	671,966	5,583,101
Vukile Property Fund Ltd.	962,949	823,174
Wilson Bayly Holmes-Ovcon Ltd.	62,512	339,152
Woolworths Holdings Ltd.	966,531	3,082,731

		284,516,656

South Korea — 3.3%
ABLBio Inc.(a)(b)	61,086	1,049,086

Security	Shares	Value

South Korea (continued)
Advanced Nano Products Co. Ltd.(b)	15,978	$1,029,153
Aekyung Industrial Co. Ltd.	40,785	468,020
AfreecaTV Co. Ltd.	20,767	1,398,337
Ahnlab Inc.	8,948	613,578
Alteogen Inc.(a)	44,714	2,254,734
Amicogen Inc.(a)	30,437	564,526
Amorepacific Corp.(b)	31,618	3,146,606
AMOREPACIFIC Group	34,900	993,129
Asiana Airlines Inc.(a)	45,538	528,127
BGF retail Co. Ltd.	9,812	1,366,937
BH Co. Ltd.	42,043	959,036
Binggrae Co. Ltd.	19,412	716,115
BNK Financial Group Inc.	231,189	1,209,702
Bukwang Pharmaceutical Co. Ltd.	72,368	524,231
Cafe24 Corp.(a)	34,380	345,331
Celltrion Healthcare Co. Ltd.	94,989	5,304,420
Celltrion Inc.	106,563	15,601,404
Celltrion Pharm Inc.(a)(b)	21,057	1,375,071
Chabiotech Co. Ltd.(a)	70,473	886,874
Cheil Worldwide Inc.	101,010	1,773,723
Chunbo Co. Ltd.(b)	9,411	1,717,217
CJ CGV Co. Ltd.(a)(b)	54,796	881,302
CJ CheilJedang Corp.	7,510	2,263,619
CJ Corp.	15,831	972,792
CJ ENM Co. Ltd.	11,430	896,566
CJ Logistics Corp.(a)	9,842	883,292
CMG Pharmaceutical Co. Ltd.(a)(b)	432,271	909,817
Com2uSCorp.	15,290	907,812
Cosmax Inc.	27,738	1,479,674
CosmoAM&T Co. Ltd.(a)(b)	30,868	1,279,196
Coway Co. Ltd.	58,372	2,879,569
Daejoo Electronic Materials Co. Ltd.	19,962	1,152,972
Daesang Corp.(b)	32,498	545,836
Daewoo Engineering & Construction Co. Ltd.(a)	241,803	979,592
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	51,872	796,214
Daewoong Pharmaceutical Co. Ltd.	8,311	1,176,019
Dawonsys Co. Ltd.	47,080	854,014
DB HiTek Co. Ltd.(b)	43,987	1,531,443
DB Insurance Co. Ltd.	50,930	2,370,293
Dentium Co. Ltd.	14,232	939,184
DGB Financial Group Inc.	222,902	1,327,354
DL E&C Co. Ltd.	35,721	1,118,088
DL Holdings Co. Ltd.(b)	12,109	606,831
Dong-A Socio Holdings Co. Ltd.	11,195	861,971
Dong-A ST Co. Ltd.	18,337	870,680
Dongjin Semichem Co. Ltd.	66,019	1,814,000
Dongkuk Steel Mill Co. Ltd.	73,969	758,636
Dongwon Industries Co. Ltd.	2,218	383,474
Doosan Bobcat Inc.	50,427	1,211,240
Doosan Enerbility Co. Ltd.	409,236	5,937,175
Doosan Fuel Cell Co. Ltd.(a)	63,214	1,609,621
DoubleUGames Co. Ltd.	15,567	507,859
Douzone Bizon Co. Ltd.	28,706	712,683
Ecopro BM Co. Ltd.	54,596	5,048,636
Ecopro Co. Ltd.(b)	25,737	1,777,911
Ecopro HN Co. Ltd.	25,918	904,146
E-MART Inc.	19,607	1,708,747
Eo Technics Co. Ltd.	17,389	1,081,447
F&F Co. Ltd./New	18,503	2,135,754

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Fila Holdings Corp.	59,908	$1,404,874
Foosung Co. Ltd.	104,601	1,496,923
GC Cell Corp.(a)	16,610	776,635
GemVax & Kael Co. Ltd.(a)	72,766	775,547
Geneone Life Science Inc.(a)	87,217	895,939
Genexine Inc.(a)	37,265	922,639
Grand Korea Leisure Co. Ltd.(a)(b)	69,894	774,592
Green Cross Corp.	8,729	1,163,863
Green Cross Holdings Corp.	33,751	536,264
GS Engineering & Construction Corp.	68,166	1,567,091
GS Holdings Corp.	56,949	1,825,468
GS Retail Co. Ltd.	36,252	686,352
Halla Holdings Corp.	16,082	481,732
Hana Financial Group Inc.	334,932	9,597,974
Hana Tour Service Inc.(a)	34,265	1,317,752
Hanall Biopharma Co. Ltd.(a)	60,443	763,286
Handsome Co. Ltd.(b)	31,940	765,808
Hanjin Transportation Co. Ltd.	11,802	244,098
Hankook Tire & Technology Co. Ltd.	90,599	2,428,562
Hanmi Pharm Co. Ltd.	8,577	2,044,132
Hanon Systems	238,994	1,961,698
Hansol Chemical Co. Ltd.(b)	11,169	1,891,174
Hanssem Co. Ltd.(b)	11,857	525,156
Hanwha Aerospace Co. Ltd.(b)	49,393	2,460,365
Hanwha Corp.(b)	60,856	1,293,870
Hanwha Life Insurance Co. Ltd.(a)	550,661	978,619
Hanwha Solutions Corp.(a)	122,332	4,133,028
HD Hyundai Co. Ltd.	50,282	2,204,838
HDC Hyundai Development Co-Engineering & Construction, Class E(b)	59,974	571,709
Helixmith Co. Ltd.(a)(b)	56,435	792,695
HLB Inc.(a)	108,264	3,510,347
HLB Life Science Co. Ltd.(a)	104,137	1,025,788
HMM Co. Ltd.(b)	295,829	5,680,023
Hotel Shilla Co. Ltd.(b)	36,065	1,997,599
Hugel Inc.(a)	13,588	1,407,061
HYBE Co. Ltd.(a)	18,458	2,506,448
Hyosung Advanced Materials Corp.(b)	4,159	1,263,659
Hyosung Chemical Corp.(a)	4,307	614,177
Hyosung Corp.	11,840	700,022
Hyosung TNC Corp.	2,777	739,047
Hyundai Autoever Corp.	9,765	947,354
Hyundai Bioscience Co. Ltd.(a)(b)	66,469	1,464,620
Hyundai Department Store Co. Ltd.(b)	19,319	992,315
Hyundai Doosan Infracore Co. Ltd.(a)	128,878	554,223
Hyundai Elevator Co. Ltd.	52,178	1,132,122
Hyundai Engineering & Construction Co. Ltd.	76,155	2,476,286
Hyundai Glovis Co. Ltd.	20,104	2,821,647
Hyundai Greenfood Co. Ltd.	154,051	918,053
Hyundai Heavy Industries Co. Ltd.(a)	15,602	1,509,885
Hyundai Home Shopping Network Corp.	14,973	603,265
Hyundai Marine & Fire Insurance Co. Ltd.(b)	79,178	2,000,105
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	31,752	2,203,453
Hyundai Mobis Co. Ltd.	68,116	11,988,899
Hyundai Motor Co.	150,845	22,809,747
Hyundai Rotem Co. Ltd.(a)(b)	96,421	1,975,508
Hyundai Steel Co.	90,945	2,392,226
Hyundai Wia Corp.	17,241	907,383
Il Dong Pharmaceutical Co. Ltd.(a)	26,187	807,320
Iljin Materials Co. Ltd.	29,738	1,690,228

Security	Shares	Value

South Korea (continued)
Industrial Bank of Korea	147,028	$1,064,087
iNtRON Biotechnology Inc.(a)(b)	58,072	497,425
JB Financial Group Co. Ltd.	364,515	2,095,490
JW Pharmaceutical Corp.	47,249	870,405
JYP Entertainment Corp.	54,027	2,317,165
Kakao Corp.	343,551	19,838,792
Kakao Games Corp.(a)	39,541	1,550,005
KakaoBank Corp.(a)	96,663	2,305,513
Kangwon Land Inc.(a)	99,440	1,987,682
KB Financial Group Inc.	436,395	16,230,372
KCC Corp.	7,746	1,741,679
KEPCO Engineering & Construction Co. Inc.(b)	22,338	1,131,512
KEPCO Plant Service & Engineering Co. Ltd.(b)	25,654	757,529
Kia Corp.	284,795	17,830,269
KIWOOM Securities Co. Ltd.(b)	20,194	1,314,973
KMW Co. Ltd.(a)	37,080	908,982
Koh Young Technology Inc.	70,024	762,345
Kolmar Korea Co. Ltd.(b)	44,657	1,338,547
Kolon Industries Inc.(b)	18,617	785,958
Komipharm International Co. Ltd.(a)	78,341	436,958
Korea Aerospace Industries Ltd.(b)	78,534	3,453,876
Korea Electric Power Corp.(a)	264,977	4,563,673
Korea Investment Holdings Co. Ltd.	43,857	2,134,020
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	40,386	2,639,130
Korea Zinc Co. Ltd.	7,176	2,638,146
Korean Air Lines Co. Ltd.(a)	176,415	3,447,003
Korean Reinsurance Co.	167,251	1,135,341
Krafton Inc.(a)	24,377	4,399,232
KT Skylife Co. Ltd.	44,754	309,955
KT&G Corp.	110,755	6,980,779
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	165,522	342,406
Kumho Petrochemical Co. Ltd.	21,012	2,098,976
Kumho Tire Co. Inc.(a)(b)	122,540	334,599
L&F Co. Ltd.(a)	25,299	4,476,792
LegoChem Biosciences Inc.(a)(b)	34,924	1,181,552
LF Corp.	68,497	921,744
LG Chem Ltd.	51,424	23,950,959
LG Corp.	97,773	6,102,573
LG Display Co. Ltd.	222,263	2,627,663
LG Electronics Inc.	118,456	8,640,457
LG Energy Solution(a)(b)	22,340	7,284,697
LG H&H Co. Ltd.	9,122	5,482,589
LG Innotek Co. Ltd.	16,145	4,526,728
LG Uplus Corp.	184,049	1,773,514
LIG Nex1 Co. Ltd.	20,839	1,417,739
Lotte Chemical Corp.	16,769	2,281,545
Lotte Chilsung Beverage Co. Ltd.	4,748	649,111
Lotte Confectionery Co. Ltd.(b)	4,050	366,469
LOTTE Fine Chemical Co. Ltd.(b)	37,486	1,901,567
Lotte Shopping Co. Ltd.	11,406	839,127
LS Corp.	25,820	1,171,753
LS Electric Co. Ltd.(b)	20,673	924,116
LX Hausys Ltd.	9,433	316,987
LX Holdings Corp.(a)	79,143	532,860
LX International Corp.	35,874	908,992
LX Semicon Co. Ltd.	13,262	1,020,445
Mando Corp.	47,610	2,104,668
Meritz Fire & Marine Insurance Co. Ltd.	75,294	2,001,547
Meritz Securities Co. Ltd.	329,633	1,230,313

S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Mezzion Pharma Co. Ltd.(a)	39,396	$584,500
Mirae Asset Securities Co. Ltd.	288,699	1,467,129
Naturecell Co. Ltd.(a)	78,308	1,445,251
NAVER Corp.	135,912	27,188,008
NCSoft Corp.	17,581	5,050,832
NEPES Corp.(a)	52,586	824,531
Netmarble Corp.(c)	25,505	1,418,445
Nexen Tire Corp.	40,745	194,393
Nexon Games Co. Ltd.(a)(b)	53,418	934,006
NH Investment & Securities Co. Ltd.	207,136	1,587,929
NHN Corp.(a)(b)	33,208	699,932
NHN KCP Corp.(a)(b)	61,995	639,221
NongShim Co. Ltd.	5,243	1,128,465
OCI Co. Ltd.	25,086	2,374,495
Orion Corp./Republic of Korea	26,749	2,070,809
Oscotec Inc.(a)(b)	40,724	891,210
Pan Ocean Co. Ltd.	354,924	1,544,960
Paradise Co. Ltd.(a)(b)	57,062	597,473
Pearl Abyss Corp.(a)	38,551	1,588,222
Pharmicell Co. Ltd.(a)	83,822	744,626
PI Advanced Materials Co. Ltd.	22,799	655,229
Poongsan Corp.	24,389	521,261
POSCO Chemical Co. Ltd.	36,966	3,751,733
POSCO Holdings Inc.	78,482	14,657,128
Posco International Corp.	38,078	604,037
RFHIC Corp.	49,212	868,616
S-1 Corp.	19,938	978,474
Sam Chun Dang Pharm Co. Ltd.(a)	29,563	798,356
Samsung Biologics Co. Ltd.(a)(c)	19,692	13,116,184
Samsung C&T Corp.	94,711	8,792,372
Samsung Electro-Mechanics Co. Ltd.	62,862	6,922,322
Samsung Electronics Co. Ltd.	5,009,931	237,145,793
Samsung Engineering Co. Ltd.(a)	167,440	2,534,447
Samsung Fire & Marine Insurance Co. Ltd.	34,315	5,213,200
Samsung Heavy Industries Co. Ltd.(a)	642,857	2,786,919
Samsung Life Insurance Co. Ltd.	74,763	3,494,935
Samsung SDI Co. Ltd.	60,113	26,422,642
Samsung SDS Co. Ltd.	38,949	4,085,263
Samsung Securities Co. Ltd.	73,758	1,989,475
Samwha Capacitor Co. Ltd.	17,181	568,644
Sangsangin Co. Ltd.(b)	73,643	515,503
SD Biosensor Inc.	36,959	1,149,813
Seah Besteel Holdings Corp.	20,779	249,125
Seegene Inc.	45,358	1,391,198
Seojin System Co. Ltd.(b)	54,994	679,406
Seoul Semiconductor Co. Ltd.(b)	73,717	643,600
SFA Engineering Corp.(b)	36,836	1,201,604
Shin Poong Pharmaceutical Co. Ltd.(a)(b)	43,343	949,256
Shinhan Financial Group Co. Ltd.	467,519	12,875,103
Shinsegae Inc.(b)	8,289	1,397,088
Shinsegae International Inc.	17,070	404,434
SillaJen Inc.(a)(b)(d)	58,324	271,619
SK Biopharmaceuticals Co. Ltd.(a)	29,638	1,781,861
SK Bioscience Co. Ltd.(a)(b)	24,266	2,283,994
SK Chemicals Co. Ltd.	17,001	1,378,278
SK Hynix Inc.	582,301	44,020,090
SK IE Technology Co. Ltd.(a)(c)	25,003	1,582,800
SK Inc.	41,798	7,089,840
SK Innovation Co. Ltd.(a)	55,848	8,090,880
SK Networks Co. Ltd.(b)	125,091	418,844

Security	Shares	Value

South Korea (continued)
SK Square Co. Ltd.(a)(b)	75,034	$2,470,712
SK Telecom Co. Ltd.	52,246	2,156,476
SKC Co. Ltd.	28,377	2,982,655
SM Entertainment Co. Ltd.(b)	37,531	2,004,773
S-Oil Corp.	49,137	3,502,256
Solus Advanced Materials Co. Ltd.	24,119	779,122
Soulbrain Co. Ltd./New(b)	9,103	1,637,259
Taihan Electric Wire Co. Ltd.(a)	822,109	1,117,577
TKG Huchems Co. Ltd.	33,709	522,559
Tongyang Life Insurance Co. Ltd.	107,258	446,763
Webzen Inc.(a)	34,492	519,963
Wemade Co. Ltd.(b)	27,932	1,280,251
Woori Financial Group Inc.	410,206	3,764,331
Wysiwyg Studious Co. Ltd.(a)(b)	53,415	945,039
YG Entertainment Inc.	18,444	785,005
Youngone Corp.(b)	21,168	658,719
Youngone Holdings Co. Ltd.	22,195	820,649
Yuhan Corp.	62,430	2,779,379
Yungjin Pharmaceutical Co. Ltd.(a)	200,496	551,891

		926,682,822

Spain — 1.5%
Acciona SA	31,318	6,444,320
Acerinox SA	165,376	1,613,465
ACS Actividades de Construccion y Servicios SA	193,682	4,655,661
Aena SME SA(a)(c)	74,681	9,446,373
Almirall SA(b)	118,166	1,140,883
Amadeus IT Group SA(a)	475,565	27,730,291
Applus Services SA	225,153	1,634,985
Atresmedia Corp. de Medios de Comunicacion SA(b)	87,206	267,977
Banco Bilbao Vizcaya Argentaria SA	6,919,487	31,356,826
Banco de Sabadell SA	6,080,953	3,893,409
Banco Santander SA	17,763,883	44,442,932
Bankinter SA	736,215	3,624,781
Befesa SA(c)	44,886	2,079,144
CaixaBank SA	4,679,370	14,050,903
Cellnex Telecom SA(c)	585,749	26,200,016
Cia. de Distribucion Integral Logista Holdings SA	62,790	1,294,299
Cie. Automotive SA	100,726	2,649,642
Construcciones y Auxiliar de Ferrocarriles SA	40,333	1,194,225
Corp Financiera Alba SA	62,501	3,297,075
Ebro Foods SA	77,788	1,294,470
EDP Renovaveis SA	316,003	8,219,011
Enagas SA	107,612	2,124,116
Ence Energia y Celulosa SA	255,514	846,419
Endesa SA	288,045	5,279,698
Faes Farma SA	686,147	2,924,322
Ferrovial SA	501,160	13,420,124
Fluidra SA	74,184	1,386,657
Gestamp Automocion SA(c)	202,590	779,358
Global Dominion Access SA(c)	289,437	1,161,090
Grifols SA(b)	274,776	4,009,428
Grupo Catalana Occidente SA	79,183	2,361,284
Iberdrola SA	6,091,878	65,051,957
Iberdrola SA, NVS	165,078	1,759,723
Indra Sistemas SA	193,393	1,769,101
Industria de Diseno Textil SA	1,156,102	28,078,197
Inmobiliaria Colonial Socimi SA	332,344	2,201,936
Lar Espana Real Estate Socimi SA	82,120	401,609

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	769,857	$854,390
Mapfre SA	420,154	678,610
Mediaset Espana Comunicacion SA(a)	247,301	860,472
Melia Hotels International SA(a)	184,510	1,163,745
Merlin Properties Socimi SA	390,012	4,183,192
Naturgy Energy Group SA(b)	180,294	5,288,399
Neinor Homes SA(c)	57,545	618,953
Pharma Mar SA	23,341	1,437,795
Prosegur Cia. de Seguridad SA	381,205	679,834
Red Electrica Corp. SA	286,554	5,633,762
Repsol SA	1,507,246	18,777,654
Sacyr SA	672,997	1,539,121
Siemens Gamesa Renewable Energy SA(a)	271,703	4,999,133
Solaria Energia y Medio Ambiente SA(a)	125,896	2,902,856
Talgo SA(b)(c)	214,394	637,520
Tecnicas Reunidas SA(a)(b)	63,442	421,185
Telefonica SA	5,383,924	24,032,171
Unicaja Banco SA(c)	1,789,443	1,547,882
Viscofan SA	43,763	2,548,688

		408,891,069

Sweden — 2.4%
AAK AB(b)	173,355	3,030,232
AddLife AB	76,842	1,323,910
AddTech AB, Class B	282,556	4,836,981
AFRY AB	129,697	1,980,450
Alfa Laval AB	328,622	9,826,392
Alimak Group AB(c)	35,736	318,366
Arjo AB, Class B	331,566	1,821,389
Assa Abloy AB, Class B	1,070,457	25,290,639
Atlas Copco AB, Class A	2,885,435	33,728,887
Atlas Copco AB, Class B	1,640,835	17,044,482
Attendo AB(a)(c)	121,070	294,726
Avanza Bank Holding AB	158,374	3,055,911
Axfood AB(b)	106,893	3,391,225
Beijer Ref AB	264,638	4,197,903
Betsson AB	226,440	1,563,123
BHG Group AB(a)	213,954	731,269
BICO Group AB, Class B(a)(b)	56,396	223,972
Bilia AB, Class A	109,583	1,548,350
BillerudKorsnas AB(b)	250,654	3,233,074
BioGaia AB	161,708	1,521,254
Biotage AB	111,508	2,452,991
Boliden AB	283,612	9,477,992
Bonava AB, Class B	154,303	578,061
Bravida Holding AB(c)	251,965	2,551,725
Bure Equity AB	60,437	1,608,892
Castellum AB	321,496	5,154,232
Cellavision AB	21,743	783,254
Cint Group AB(a)	129,339	912,891
Clas Ohlson AB, Class B	67,662	767,500
Cloetta AB, Class B	541,661	1,084,164
Corem Property Group AB, Class B	837,832	1,126,689
Dios Fastigheter AB	134,762	1,065,224
Dometic Group AB(c)	345,963	2,346,223
Dustin Group AB(b)(c)	139,260	950,924
Electrolux AB, Class B	263,245	3,796,998
Electrolux Professional AB, Class B	389,064	2,377,524
Elekta AB, Class B	404,470	2,921,288
Embracer Group AB(a)(b)	707,565	5,392,016

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class A	725,165	$12,822,139
Epiroc AB, Class B	444,548	7,061,014
EQT AB	327,544	8,890,623
Essity AB, Class B	641,485	16,329,049
Evolution AB(c)	193,440	18,769,634
Fabege AB	263,485	2,704,624
Fastighets AB Balder, Class B(a)	720,035	4,599,637
Fingerprint Cards AB, Class B(a)(b)	571,827	506,716
Fortnox AB	757,935	4,322,038
Getinge AB, Class B	260,626	5,881,265
Granges AB	131,232	1,216,817
H & M Hennes & Mauritz AB, Class B	770,850	9,862,670
Hexagon AB, Class B	2,135,285	25,142,004
Hexatronic Group AB	291,547	3,536,693
Hexpol AB	322,230	3,360,879
Holmen AB, Class B	108,111	4,442,489
Hufvudstaden AB, Class A	139,884	1,930,862
Husqvarna AB, Class B	504,170	4,018,100
Industrivarden AB, Class A	144,041	3,758,323
Industrivarden AB, Class C	186,661	4,815,900
Indutrade AB	357,402	8,400,217
Instalco AB(b)	334,702	1,656,799
Intrum AB	83,721	1,788,277
Investment AB Latour, Class B	145,638	3,623,666
Investor AB, Class A	529,363	10,883,848
Investor AB, Class B	1,962,841	36,629,988
INVISIO AB	73,806	1,204,172
JM AB	96,680	1,794,142
Kambi Group PLC, Class B(a)	34,087	615,331
Karo Pharma AB(a)	190,960	954,593
Kindred Group PLC	261,935	2,306,877
Kinnevik AB, Class B(a)	254,727	4,588,110
L E Lundbergforetagen AB, Class B	66,766	3,168,680
LeoVegas AB(c)	107,143	641,284
Lifco AB, Class B	273,294	5,319,940
Lindab International AB	137,890	2,413,541
Loomis AB	80,318	2,264,828
MEKO AB	85,725	1,007,711
Millicom International Cellular SA, SDR(a)(b)	186,980	2,940,086
MIPS AB(b)	38,842	2,078,035
Modern Times Group MTG AB, Class B	110,946	1,148,356
Mycronic AB	101,162	1,487,886
NCC AB, Class B	135,259	1,404,691
Nibe Industrier AB, Class B	1,631,730	16,438,219
Nobia AB	242,743	705,079
Nolato AB, Class B	321,042	1,931,939
Nordnet AB publ	152,350	2,046,445
Nyfosa AB	291,510	2,721,683
Pandox AB(a)	103,227	1,513,842
Paradox Interactive AB(b)	52,148	924,955
Peab AB, Class B	204,042	1,392,063
Platzer Fastigheter Holding AB, Class B	87,723	752,051
PowerCell Sweden AB(a)	91,113	1,637,810
Ratos AB, Class B	372,316	1,865,184
Resurs Holding AB(c)	195,574	456,875
Saab AB, Class B	72,477	2,621,754
Sagax AB, Class B	181,586	4,679,851
Samhallsbyggnadsbolaget i Norden AB(b)	1,168,182	2,167,518
Sandvik AB	1,190,738	21,940,752
Scandic Hotels Group AB(a)(b)(c)	412,798	1,690,454

S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Sectra AB	133,409	$2,449,240
Securitas AB, Class B	215,309	2,177,273
Sinch AB(a)(b)(c)	590,191	1,496,360
Skandinaviska Enskilda Banken AB, Class A	1,731,686	18,760,093
Skanska AB, Class B	344,688	5,880,361
SKF AB, Class B	375,192	6,314,270
SSAB AB, Class A	131,826	637,956
SSAB AB, Class B	700,544	3,214,229
Stillfront Group AB(a)(b)	547,520	1,434,724
Storskogen Group AB(b)	755,479	1,004,980
Svenska Cellulosa AB SCA, Class B	689,921	10,086,354
Svenska Handelsbanken AB, Class A	1,474,662	13,260,029
Sweco AB, Class B	216,599	2,415,791
Swedbank AB, Class A	931,812	12,905,740
Swedish Match AB	1,728,551	18,095,371
Swedish Orphan Biovitrum AB(a)	135,469	2,975,032
Tele2 AB, Class B	532,738	6,085,804
Telefonaktiebolaget LM Ericsson, Class B	3,032,226	23,063,849
Telia Co. AB	2,659,128	9,823,741
Thule Group AB(c)	147,518	4,282,713
Trelleborg AB, Class B	271,666	6,674,980
Viaplay Group AB, Class B(a)	83,038	2,465,462
Vitrolife AB	88,912	2,900,771
Volvo AB, Class A	220,201	4,103,121
Volvo AB, Class B	1,496,237	26,863,473
Volvo Car AB, Class B(a)(b)	580,934	4,325,505
Wallenstam AB, Class B	435,739	2,221,102
Wihlborgs Fastigheter AB	340,409	2,902,720

		670,911,175

Switzerland — 6.2%
ABB Ltd., Registered	1,803,979	54,840,240
Adecco Group AG, Registered	158,208	5,573,194
Alcon Inc.	545,109	42,902,303
Allreal Holding AG, Registered	11,955	1,977,925
ALSO Holding AG, Registered	9,231	1,711,486
Aryzta AG(a)(b)	2,035,020	2,325,723
Autoneum Holding AG(b)	5,669	657,128
Bachem Holding AG, Class A	33,947	2,289,164
Baloise Holding AG, Registered	50,185	7,995,929
Banque Cantonale Vaudoise, Registered	25,543	2,378,317
Barry Callebaut AG, Registered	3,162	7,005,924
Basilea Pharmaceutica AG, Registered(a)(b)	27,308	1,265,461
Belimo Holding AG, Registered	10,913	4,479,936
Bell Food Group AG, Registered	2,090	559,394
BKW AG	30,533	3,473,675
Bobst Group SA, Registered	11,179	922,008
Bossard Holding AG, Class A, Registered	7,863	1,752,533
Bucher Industries AG, Registered	6,610	2,537,823
Burckhardt Compression Holding AG	5,300	2,394,400
Bystronic AG, Registered	1,498	1,108,302
Cembra Money Bank AG(b)	35,695	2,594,790
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,176	13,004,986
Chocoladefabriken Lindt & Spruengli AG, Registered	95	10,955,599
Cie. Financiere Richemont SA, Class A, Registered	557,412	67,211,345
Clariant AG, Registered	215,450	4,036,572
Coca-Cola HBC AG, Class DI	220,038	5,415,489
Comet Holding AG, Registered	11,342	2,091,823
Credit Suisse Group AG, Registered	2,629,759	15,296,166

Security	Shares	Value

Switzerland (continued)
Daetwyler Holding AG, Bearer	7,565	$1,844,009
DKSH Holding AG	39,419	3,240,182
dormakaba Holding AG	2,637	1,256,219
Dufry AG, Registered(a)	73,562	2,769,743
EFG International AG(b)	200,669	1,562,832
Emmi AG, Registered	1,546	1,538,202
EMS-Chemie Holding AG, Registered	7,459	5,923,078
Flughafen Zurich AG, Registered(a)	20,143	3,349,704
Forbo Holding AG, Registered(b)	1,231	1,653,067
Galenica AG(c)	55,090	4,361,498
Geberit AG, Registered	41,097	21,644,830
Georg Fischer Ltd.	80,770	4,936,575
Givaudan SA, Registered	9,827	34,350,835
Helvetia Holding AG, Registered	40,165	4,592,010
Holcim AG	557,204	26,126,540
Huber + Suhner AG, Registered	31,356	2,823,384
Idorsia Ltd.(a)(b)	121,340	1,483,880
Implenia AG, Registered(a)(b)	17,260	456,478
Inficon Holding AG, Registered	2,350	1,961,218
Interroll Holding AG, Registered	625	1,649,401
Julius Baer Group Ltd.	254,011	13,134,920
Kardex Holding AG, Registered	9,955	1,996,287
Komax Holding AG, Registered	5,390	1,462,175
Kuehne + Nagel International AG, Registered	59,181	15,938,705
Landis+Gyr Group AG	35,125	2,318,407
LEM Holding SA, Registered	711	1,411,767
Leonteq AG	15,024	895,768
Logitech International SA, Registered	190,014	10,690,599
Lonza Group AG, Registered	79,512	48,323,523
Medmix AG(c)	31,879	722,407
Meyer Burger Technology AG(a)	3,437,807	2,044,055
Mobilezone Holding AG, Registered	139,799	2,495,110
Mobimo Holding AG, Registered	11,083	2,853,669
Nestle SA, Registered	2,945,947	360,958,850
Novartis AG, Registered	2,284,180	196,278,741
OC Oerlikon Corp. AG, Registered	257,620	1,993,742
Partners Group Holding AG	24,878	27,160,455
PSP Swiss Property AG, Registered	50,995	6,098,602
Roche Holding AG, Bearer	34,915	14,233,611
Roche Holding AG, NVS	733,679	243,584,742
Schindler Holding AG, Participation Certificates, NVS	42,307	8,269,276
Schindler Holding AG, Registered	25,091	4,764,448
Schweiter Technologies AG, Bearer	1,583	1,795,902
Sensirion Holding AG(a)(c)	15,698	1,821,833
SFS Group AG	19,392	2,131,597
SGS SA, Registered	6,187	15,099,172
Siegfried Holding AG, Registered	4,924	3,644,019
Siemens Energy AG(a)	412,837	6,860,313
SIG Group AG	353,312	9,217,312
Sika AG, Registered	154,392	38,148,326
Softwareone Holding AG	122,783	1,671,165
Sonova Holding AG, Registered	60,700	21,863,033
St. Galler Kantonalbank AG, Class A, Registered	3,676	1,751,106
Stadler Rail AG(b)	44,745	1,449,129
STMicroelectronics NV	730,473	27,643,673
Straumann Holding AG	112,987	15,281,547
Sulzer AG, Registered(b)	27,020	1,811,266
Swatch Group AG (The), Bearer	29,121	7,752,500
Swatch Group AG (The), Registered	59,235	2,958,118

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG, Registered	35,223	$18,658,900
Swiss Prime Site AG, Registered	79,799	7,266,783
Swiss Re AG	314,321	23,585,641
Swisscom AG, Registered	25,134	13,588,379
Swissquote Group Holding SA, Registered	14,204	1,726,839
Tecan Group AG, Registered	13,518	4,800,734
Temenos AG, Registered	73,510	5,834,673
UBS Group AG, Registered	3,708,071	60,591,076
Valiant Holding AG, Registered	20,628	1,858,271
Valora Holding AG, Registered	4,983	1,362,067
VAT Group AG(c)	32,083	9,341,651
Vifor Pharma AG (a)	53,333	9,317,937
Vontobel Holding AG, Registered	39,231	2,580,476
Zur Rose Group AG(a)(b)	11,113	793,482
Zurich Insurance Group AG	157,107	68,581,656

		1,754,699,755

Taiwan — 4.3%
Accton Technology Corp.	584,000	4,873,990
Acer Inc.	2,305,148	1,748,980
Advanced Ceramic X Corp.	114,000	712,233
Advanced Energy Solution Holding Co. Ltd.	48,000	1,719,918
Advanced Wireless Semiconductor Co.	492,631	1,189,775
Advantech Co. Ltd.	355,738	4,092,508
Airtac International Group	139,185	3,815,301
Alchip Technologies Ltd.	78,000	1,853,662
AmTRAN Technology Co. Ltd.	2,602,514	1,061,630
AP Memory Technology Corp.	127,000	861,455
ASE Technology Holding Co. Ltd.	3,328,958	9,700,721
Asia Cement Corp.	2,001,329	2,777,057
Asia Optical Co. Inc.	542,000	1,141,147
ASMedia Technology Inc.	40,000	1,311,627
ASPEED Technology Inc.	28,600	1,845,949
Asustek Computer Inc.	736,000	6,943,152
AUO Corp.	8,365,000	3,756,215
AURAS Technology Co. Ltd.	211,000	1,250,897
BES Engineering Corp.	7,022,000	2,075,121
Bizlink Holding Inc.	188,000	2,027,730
Brighton-Best International Taiwan Inc.	865,000	997,830
Capital Securities Corp.	5,180,450	1,980,054
Career Technology MFG. Co. Ltd.	1,081,752	823,845
Catcher Technology Co. Ltd.	548,000	3,129,863
Cathay Financial Holding Co. Ltd.	7,883,020	12,025,989
Center Laboratories Inc.	735,559	1,440,651
Century Iron & Steel Industrial Co. Ltd.	485,000	1,658,716
Chailease Holding Co. Ltd.	1,387,481	9,867,438
Chang Hwa Commercial Bank Ltd.	5,062,817	3,014,583
Cheng Loong Corp.	1,506,000	1,364,577
Cheng Shin Rubber Industry Co. Ltd.	1,492,500	1,771,220
Cheng Uei Precision Industry Co. Ltd.	559,000	608,649
Chicony Electronics Co. Ltd.	510,137	1,352,832
China Airlines Ltd.	2,884,000	2,203,716
China Bills Finance Corp.	4,871,000	2,613,011
China Development Financial Holding Corp.	18,416,340	7,972,265
China Man-Made Fiber Corp.	6,455,135	1,678,360
China Petrochemical Development Corp.	6,758,587	2,313,760
China Steel Chemical Corp.	464,000	1,813,182
China Steel Corp.	11,755,575	10,945,220
Chin-Poon Industrial Co. Ltd.	918,000	876,322
Chipbond Technology Corp.	991,000	1,816,249
ChipMOS Technologies Inc.	1,633,000	1,939,690

Security	Shares	Value

Taiwan (continued)
Chlitina Holding Ltd.	156,000	$963,395
Chroma ATE Inc.	337,000	1,945,694
Chunghwa Precision Test Tech Co. Ltd.	30,000	458,315
Chunghwa Telecom Co. Ltd.	3,745,000	15,195,785
Compal Electronics Inc.	3,329,000	2,542,286
Compeq Manufacturing Co. Ltd.	1,291,000	2,115,839
Coretronic Corp.	729,000	1,313,488
CTBC Financial Holding Co. Ltd.	19,675,980	15,116,459
CTCI Corp.	902,000	1,340,504
Cub Elecparts Inc.	138,547	656,932
Darfon Electronics Corp.	1,353,000	1,818,472
Delta Electronics Inc.	1,919,000	16,689,771
E Ink Holdings Inc.	1,094,000	7,197,192
E.Sun Financial Holding Co. Ltd.	12,541,265	11,560,384
Eclat Textile Co. Ltd.	188,365	2,575,426
Elan Microelectronics Corp.	443,000	1,613,415
Elite Material Co. Ltd.	328,000	1,836,473
Elite Semiconductor Microelectronics Technology Inc.	460,000	1,266,713
eMemory Technology Inc.	71,000	2,822,430
Ennoconn Corp.	100,273	725,511
ENNOSTAR Inc.	864,500	1,438,232
Episil Technologies Inc.	444,350	1,528,920
Eternal Materials Co. Ltd.	1,750,635	1,882,702
Eva Airways Corp.(a)	2,600,332	2,983,629
Evergreen Marine Corp. Taiwan Ltd.	2,686,477	8,632,667
Everlight Electronics Co. Ltd.	1,075,000	1,499,334
Far Eastern Department Stores Ltd.	1,094,702	693,490
Far Eastern International Bank	5,221,263	1,975,253
Far Eastern New Century Corp.	2,426,071	2,468,384
Far EasTone Telecommunications Co. Ltd.	1,512,000	3,812,165
Faraday Technology Corp.	294,400	1,552,966
Feng Hsin Steel Co. Ltd.	725,000	1,605,498
Feng TAY Enterprise Co. Ltd.	417,468	2,338,707
First Financial Holding Co. Ltd.	10,364,202	9,361,808
Fitipower Integrated Technology Inc.	225,000	1,074,591
FLEXium Interconnect Inc.	449,987	1,367,748
Formosa Chemicals & Fibre Corp.	3,330,660	7,808,120
Formosa Petrochemical Corp.	953,000	2,694,987
Formosa Plastics Corp.	4,286,040	13,219,565
Foxconn Technology Co. Ltd.	519,287	856,844
Fubon Financial Holding Co. Ltd.	7,463,741	14,019,982
Fulgent Sun International Holding Co. Ltd.	215,824	1,230,512
General Interface Solution Holding Ltd.	273,000	714,985
Genesys Logic Inc.	131,000	527,307
Genius Electronic Optical Co. Ltd.	110,281	1,464,907
Giant Manufacturing Co. Ltd.	281,000	2,299,082
Gigabyte Technology Co. Ltd.	551,000	1,702,525
Global Unichip Corp.	159,000	2,705,655
Globalwafers Co. Ltd.	228,000	3,453,818
Goldsun Building Materials Co. Ltd.	1,367,056	1,132,188
Gourmet Master Co. Ltd.	129,000	456,582
Grand Pacific Petrochemical	1,779,000	1,182,162
Grape King Bio Ltd.	196,000	867,763
Great Wall Enterprise Co. Ltd.	1,748,758	2,861,425
HannStar Display Corp.	3,434,000	1,126,536
Highwealth Construction Corp.	1,609,937	2,442,639
Hiwin Technologies Corp.	210,457	1,521,337
Holy Stone Enterprise Co. Ltd.	300,000	917,755
Hon Hai Precision Industry Co. Ltd.	13,053,769	47,708,204

S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hota Industrial Manufacturing Co. Ltd.	367,194	$1,004,040
Hotai Motor Co. Ltd.	274,000	5,549,303
HTC Corp.(a)	887,000	1,946,991
Hua Nan Financial Holdings Co. Ltd.	10,463,157	8,094,464
Huaku Development Co. Ltd.	534,000	1,600,065
IBF Financial Holdings Co. Ltd.	5,728,413	2,703,246
Innolux Corp.	9,594,414	3,322,845
International CSRC Investment Holdings Co.	1,720,921	1,178,536
International Games System Co. Ltd.	192,000	2,275,649
Inventec Corp.	2,636,000	2,093,621
ITEQ Corp.	460,101	1,095,892
Jentech Precision Industrial Co. Ltd.	170,000	2,232,269
Kenda Rubber Industrial Co. Ltd.	1,012,817	1,305,968
King Yuan Electronics Co. Ltd.	2,011,000	2,652,872
King’s Town Bank Co. Ltd.	1,308,000	1,525,435
Kinsus Interconnect Technology Corp.	360,000	1,651,190
LandMark Optoelectronics Corp.	102,000	529,661
Largan Precision Co. Ltd.	102,000	7,154,556
Lite-On Technology Corp.	1,955,074	4,289,808
Lotes Co. Ltd.	106,087	2,488,652
Macronix International Co. Ltd.	1,157,525	1,269,144
Makalot Industrial Co. Ltd.	293,866	1,392,573
MediaTek Inc.	1,586,970	36,563,913
Medigen Vaccine Biologics Corp.(a)	198,000	1,362,279
Mega Financial Holding Co. Ltd.	10,904,941	12,918,135
Merida Industry Co. Ltd.	240,350	1,855,838
Merry Electronics Co. Ltd.	224,697	607,910
Microbio Co. Ltd.	617,521	1,201,172
Micro-Star International Co. Ltd.	585,000	2,315,955
Mitac Holdings Corp.	2,891,198	2,730,469
momo.com Inc.	74,400	2,039,388
Nan Kang Rubber Tire Co. Ltd.(a)	798,000	1,055,313
Nan Ya Plastics Corp.	5,192,300	11,701,439
Nan Ya Printed Circuit Board Corp.	263,000	2,130,761
Nanya Technology Corp.	976,000	1,714,675
Nien Made Enterprise Co. Ltd.	194,000	1,863,548
Novatek Microelectronics Corp.	612,000	5,452,181
Nuvoton Technology Corp.	287,000	1,157,818
OBI Pharma Inc.(a)	362,864	1,003,168
Oneness Biotech Co. Ltd.(a)	299,000	1,885,079
Oriental Union Chemical Corp.	1,621,000	943,570
Pan Jit International Inc.	536,000	1,176,595
Parade Technologies Ltd.	83,000	3,125,644
PChome Online Inc.	362,341	775,683
Pegatron Corp.	1,892,000	3,938,738
Phison Electronics Corp.	165,000	1,618,531
Pixart Imaging Inc.	245,000	738,910
Pou Chen Corp.	2,233,000	2,004,980
Powerchip Semiconductor Manufacturing Corp.	2,746,000	3,254,969
Powertech Technology Inc.	416,000	1,192,420
President Chain Store Corp.	542,000	5,124,822
Primax Electronics Ltd.	522,000	1,221,864
Prince Housing & Development Corp.	2,663,521	1,029,079
Qisda Corp.	3,235,000	3,100,262
Quanta Computer Inc.	2,653,000	7,531,697
Radiant Opto-Electronics Corp.	450,060	1,408,550
Raydium Semiconductor Corp.	72,000	687,799
Realtek Semiconductor Corp.	478,020	5,497,104
RichWave Technology Corp.	157,400	749,815
Ruentex Development Co. Ltd.	1,749,163	3,213,740

Security	Shares	Value

Taiwan (continued)
Ruentex Industries Ltd.	609,399	$1,262,006
Sercomm Corp.	418,000	1,270,051
Shanghai Commercial & Savings Bank Ltd. (The)	3,113,320	5,226,368
Shin Kong Financial Holding Co. Ltd.	11,430,422	3,267,376
Shin Zu Shing Co. Ltd.	266,190	720,821
Shinkong Synthetic Fibers Corp.	4,266,000	2,595,018
Silergy Corp.	340,000	6,362,884
Simplo Technology Co. Ltd.	175,200	1,548,524
Sinbon Electronics Co. Ltd.	280,000	2,600,417
Sino-American Silicon Products Inc.	562,000	2,681,233
SinoPac Financial Holdings Co. Ltd.	10,852,968	6,146,910
Sitronix Technology Corp.	258,000	1,451,642
St. Shine Optical Co. Ltd.	71,000	622,878
Standard Foods Corp.	829,422	1,186,614
Synnex Technology International Corp.	1,338,600	2,483,330
TA Chen Stainless Pipe	1,648,801	1,933,007
Taichung Commercial Bank Co. Ltd.	3,261,377	1,452,180
TaiDoc Technology Corp.	155,000	1,011,093
TaiMed Biologics Inc.(a)	539,000	1,032,061
Tainan Spinning Co. Ltd.	2,527,816	1,522,571
Taishin Financial Holding Co. Ltd.	10,624,430	5,592,718
Taiwan Business Bank	7,226,630	2,999,391
Taiwan Cement Corp.	5,638,081	7,316,362
Taiwan Cooperative Financial Holding Co. Ltd.	9,990,568	9,159,714
Taiwan Fertilizer Co. Ltd.	1,158,000	2,483,540
Taiwan High Speed Rail Corp.	1,225,000	1,197,193
Taiwan Hon Chuan Enterprise Co. Ltd.	849,696	2,105,330
Taiwan Mobile Co. Ltd.	1,520,000	5,158,098
Taiwan Secom Co. Ltd.	560,105	1,922,215
Taiwan Semiconductor Co. Ltd.	522,000	1,411,729
Taiwan Semiconductor Manufacturing Co. Ltd.	25,852,000	443,350,556
Taiwan Surface Mounting Technology Corp.	417,000	1,212,045
Taiwan Union Technology Corp.	378,000	660,839
Tatung Co. Ltd.(a)	1,738,000	2,028,155
TCI Co. Ltd.	156,896	756,578
Teco Electric and Machinery Co. Ltd.	2,041,000	2,008,616
Tong Hsing Electronic Industries Ltd.	269,233	1,769,739
Transcend Information Inc.	714,000	1,524,781
Tripod Technology Corp.	367,000	1,259,213
TSRC Corp.	1,792,100	1,553,193
TTY Biopharm Co. Ltd.	468,965	1,109,016
Tung Ho Steel Enterprise Corp.	979,540	1,699,380
TXC Corp.	639,000	1,874,880
Unimicron Technology Corp.	1,314,000	7,009,792
Uni-President Enterprises Corp.	4,936,292	11,620,691
United Integrated Services Co. Ltd.	247,000	1,266,371
United Microelectronics Corp.	12,461,000	16,763,272
UPI Semiconductor Corp.(a)	62,000	689,917
USI Corp.	2,079,258	1,593,139
Vanguard International Semiconductor Corp.	883,000	2,126,739
Visual Photonics Epitaxy Co. Ltd.	416,000	1,027,872
Voltronic Power Technology Corp.	65,788	3,231,323
Wafer Works Corp.	1,260,580	2,013,592
Walsin Lihwa Corp.	2,377,000	2,704,159
Walsin Technology Corp.	349,000	1,193,042
Wan Hai Lines Ltd.	791,200	2,842,957
Win Semiconductors Corp.	324,953	1,726,181
Winbond Electronics Corp.	3,054,502	2,377,995
Wisdom Marine Lines Co. Ltd.	414,000	950,481
Wistron Corp.	1,569,227	1,391,942

126	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Wistron NeWeb Corp.	445,860	$1,119,319
Wiwynn Corp.	84,000	2,077,867
WPG Holdings Ltd.	1,510,360	2,537,657
XinTec Inc.	335,000	1,451,563
Yageo Corp.	432,729	4,996,313
Yang Ming Marine Transport Corp.	1,903,000	5,739,041
YFY Inc.	2,046,000	1,650,698
Yuanta Financial Holding Co. Ltd.	10,481,927	7,026,017
Yulon Motor Co. Ltd.	908,502	1,393,786
Zhen Ding Technology Holding Ltd.	489,050	1,852,352

		1,208,007,484

Thailand — 0.6%
Advanced Info Service PCL, NVDR	1,265,500	6,955,981
Airports of Thailand PCL, NVDR(a)	4,884,100	9,410,639
Amata Corp. PCL, NVDR	3,247,000	1,596,921
B Grimm Power PCL, NVDR	1,662,300	1,727,209
Bangchak Corp. PCL, NVDR	2,624,900	2,129,945
Bangkok Chain Hospital PCL, NVDR	3,435,200	1,902,730
Bangkok Dusit Medical Services PCL, NVDR	11,771,000	8,608,616
Bangkok Expressway & Metro PCL, NVDR	11,765,600	2,795,037
Banpu PCL, NVDR	7,458,500	2,746,076
Berli Jucker PCL, NVDR	1,538,800	1,365,246
BTS Group Holdings PCL, NVDR	12,851,500	3,027,706
Bumrungrad Hospital PCL, NVDR	613,200	3,055,750
Central Pattana PCL, NVDR	2,465,800	4,295,044
Central Retail Corp. PCL, NVDR	2,098,474	2,102,513
CH Karnchang PCL, NVDR	1,690,600	985,550
Charoen Pokphand Foods PCL, NVDR	4,077,000	2,802,181
CK Power PCL, NVDR	5,436,700	794,376
CP ALL PCL, NVDR	6,477,200	10,837,241
Delta Electronics Thailand PCL, NVDR	333,100	4,323,300
Electricity Generating PCL, NVDR	552,900	2,787,761
Energy Absolute PCL, NVDR	2,048,500	4,551,059
Esso Thailand PCL, NVDR(a)	5,330,700	1,557,202
Global Power Synergy PCL, NVDR	1,344,200	2,493,470
Gulf Energy Development PCL, NVDR	3,557,900	4,609,359
Hana Microelectronics PCL, NVDR(b)	1,236,200	1,561,532
Home Product Center PCL, NVDR	5,558,000	2,013,233
Indorama Ventures PCL, NVDR	2,573,600	3,080,527
Intouch Holdings PCL, NVDR	2,063,600	3,964,283
IRPC PCL, NVDR	19,640,000	1,759,955
Jasmine International PCL, NVDR(a)	21,450,800	1,548,872
KCE Electronics PCL, NVDR(b)	1,334,200	2,315,607
Kiatnakin Phatra Bank PCL, NVDR	830,900	1,502,163
Krung Thai Bank PCL, NVDR	4,854,300	2,111,136
Land & Houses PCL, NVDR	5,765,200	1,337,367
MBK PCL, NVDR(a)(b)	1,733,500	745,004
Minor International PCL, NVDR(a)	3,617,800	3,327,525
Muangthai Capital PCL, NVDR	1,312,500	1,751,581
Osotspa PCL, NVDR	2,499,000	2,134,043
PTT Exploration & Production PCL, NVDR	1,669,661	7,506,871
PTT Global Chemical PCL, NVDR	2,640,500	3,206,708
PTT Public Company Ltd., NVDR	11,086,000	10,564,389
SCB X PCL, NVS	813,800	2,243,974
Siam Cement PCL (The), NVDR	830,700	8,452,647
Sino-Thai Engineering & Construction PCL, NVDR(b)	1,818,100	601,161
Sri Trang Agro-Industry PCL, NVDR	1,306,700	774,165
Srisawad Corp. PCL, NVDR	1,244,610	1,712,088
Thai Oil PCL, NVDR	2,091,000	2,955,612

Security	Shares	Value

Thailand (continued)
Thai Union Group PCL, NVDR	4,162,600	$1,849,187
Thanachart Capital PCL, NVDR	1,002,900	1,036,045
TPI Polene PCL, NVDR	15,131,700	652,023
True Corp. PCL, NVDR	22,414,345	2,907,832
TTW PCL, NVDR(b)	8,088,600	2,285,288
WHA Corp. PCL, NVDR	17,087,000	1,402,247

		164,763,977

Turkey — 0.1%
Akbank TAS	2,707,955	1,304,365
Anadolu Efes Biracilik Ve Malt Sanayii AS	244,610	502,631
Aselsan Elektronik Sanayi Ve Ticaret AS	1,492,462	1,851,251
BIM Birlesik Magazalar AS	357,869	1,839,630
Coca-Cola Icecek AS	102,514	831,774
Eregli Demir ve Celik Fabrikalari TAS	1,154,364	1,788,133
Ford Otomotiv Sanayi AS	140,287	2,386,536
Haci Omer Sabanci Holding AS	1,628,588	1,806,159
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	1,613,817	966,634
KOC Holding AS	723,846	1,496,181
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	437,012	694,027
Pegasus Hava Tasimaciligi AS(a)(b)	92,926	869,614
Petkim Petrokimya Holding AS(a)(b)	2,203,872	1,097,869
Sok Marketler Ticaret AS	310,738	243,488
TAV Havalimanlari Holding AS(a)(b)	306,674	963,612
Tekfen Holding AS	238,089	339,094
Turk Hava Yollari AO(a)	977,559	2,749,922
Turkcell Iletisim Hizmetleri AS	1,126,569	1,070,411
Turkiye Is Bankasi AS, Class C	4,705,209	1,379,124
Turkiye Petrol Rafinerileri AS(a)	131,412	1,968,460
Turkiye Sise ve Cam Fabrikalari AS	1,979,559	2,410,849
Ulker Biskuvi Sanayi AS(a)	390,959	322,109

		28,881,873

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	3,385,699	8,415,359
Abu Dhabi Islamic Bank PJSC	1,990,134	4,932,001
Abu Dhabi National Oil Co. for Distribution PJSC	2,768,367	3,228,160
Aldar Properties PJSC	5,134,908	6,859,806
Aramex PJSC	906,514	932,897
Dubai Investments PJSC	3,067,663	1,931,378
Dubai Islamic Bank PJSC	2,603,383	4,171,935
Emaar Properties PJSC	4,462,210	6,696,404
Emirates NBD Bank PJSC	2,448,059	9,213,516
Emirates Telecommunications Group Co. PJSC	3,646,480	27,697,801
First Abu Dhabi Bank PJSC	4,896,843	25,916,521

		99,995,778

United Kingdom — 9.6%
3i Group PLC	1,052,899	16,359,679
888 Holdings PLC	729,957	1,307,633
Abcam PLC(a)	215,388	3,218,952
abrdn PLC	1,670,355	3,386,515
Admiral Group PLC	198,858	4,647,625
AG Barr PLC	159,180	1,049,346
Airtel Africa PLC(c)	1,421,391	2,747,567
AJ Bell PLC	418,827	1,611,522
Anglo American PLC	1,356,878	49,044,150
Antofagasta PLC	410,996	5,847,931
Ascential PLC(a)	481,751	1,722,369
Ashmore Group PLC	405,149	1,067,732
Ashtead Group PLC	476,534	26,823,960

S C H E D U L E O F I N V E S T M E N T S	127

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
ASOS PLC(a)	80,503	$1,024,566
Associated British Foods PLC	381,351	7,789,233
Assura PLC	2,343,560	1,964,020
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	104,246	613,103
AstraZeneca PLC	1,640,778	215,829,919
Auto Trader Group PLC(c)	1,025,607	7,906,931
Avast PLC(c)	726,994	4,116,799
AVEVA Group PLC	135,364	3,916,148
Aviva PLC	2,851,193	13,807,824
Avon Protection PLC	65,327	844,876
B&M European Value Retail SA	985,461	5,102,566
Babcock International Group PLC(a)	337,579	1,411,790
BAE Systems PLC	3,321,571	31,218,576
Balfour Beatty PLC	748,287	2,557,006
Bank of Georgia Group PLC	46,746	857,325
Barclays PLC	17,840,773	34,175,118
Barratt Developments PLC	1,126,323	6,906,269
Beazley PLC	597,239	3,955,594
Bellway PLC	136,896	4,091,006
Berkeley Group Holdings PLC	125,880	6,523,537
Big Yellow Group PLC	209,038	3,626,106
Bodycote PLC	248,436	1,817,457
boohoo Group PLC(a)(b)	1,138,943	930,662
BP PLC	20,501,177	100,338,083
Breedon Group PLC	1,680,734	1,456,168
Brewin Dolphin Holdings PLC	341,186	2,127,341
British American Tobacco PLC	2,263,323	88,685,216
British Land Co. PLC (The)	950,621	5,715,834
Britvic PLC	278,988	2,923,562
BT Group PLC	7,436,956	14,682,951
Bunzl PLC	354,722	13,312,947
Burberry Group PLC	429,536	9,442,730
Burford Capital Ltd.	231,530	2,482,633
Capita PLC(a)	2,289,024	803,763
Capital & Counties Properties PLC	870,437	1,576,921
Capricorn Energy PLC(a)	643,023	1,724,224
Carnival PLC(a)	155,574	1,254,471
Centamin PLC	1,766,411	1,785,969
Centrica PLC(a)	5,254,840	5,630,552
Ceres Power Holdings PLC(a)(b)	161,344	1,198,551
Cineworld Group PLC(a)(b)	1,874,284	528,924
Close Brothers Group PLC	159,799	2,160,106
CNH Industrial NV	1,114,331	14,355,545
Coats Group PLC	1,876,309	1,696,957
Coca-Cola Europacific Partners PLC	226,983	12,284,320
Compass Group PLC	1,854,354	43,459,445
Computacenter PLC	91,749	2,900,561
ConvaTec Group PLC(c)	1,623,994	4,528,485
Countryside Partnerships PLC(a)(c)	603,169	2,137,929
Craneware PLC	35,567	814,294
Cranswick PLC	53,090	2,159,410
Crest Nicholson Holdings PLC	464,742	1,562,569
Croda International PLC	148,690	13,597,700
Currys PLC	1,288,167	1,053,287
CVS Group PLC	102,750	2,157,223
Darktrace PLC(a)	281,242	1,291,357
DCC PLC	92,032	6,008,705
Dechra Pharmaceuticals PLC	123,115	5,540,500
Deliveroo PLC(a)(b)(c)	1,011,779	1,116,816
Derwent London PLC	111,784	3,902,615

Security	Shares	Value

United Kingdom (continued)
Diageo PLC	2,424,791	$114,866,851
Diploma PLC	144,741	4,860,765
Direct Line Insurance Group PLC	1,412,156	3,543,873
Diversified Energy Co. PLC	1,361,870	2,051,546
Domino’s Pizza Group PLC	521,080	1,815,956
Dr. Martens PLC	545,389	1,731,485
Drax Group PLC	462,251	4,434,242
DS Smith PLC	1,514,972	5,400,256
Dunelm Group PLC	163,119	1,696,027
easyJet PLC(a)	339,219	1,656,819
Elementis PLC(a)	1,010,587	1,345,743
Energean PLC(a)	217,445	3,039,956
Entain PLC(a)	632,388	9,305,622
Essentra PLC	385,541	1,163,815
Euromoney Institutional Investor PLC	122,258	2,164,616
Experian PLC	979,633	34,299,159
FD Technologies PLC(a)	29,555	705,883
Ferguson PLC	234,133	29,453,625
Ferrexpo PLC	385,941	700,027
Fevertree Drinks PLC	116,068	1,520,742
Firstgroup PLC(b)	1,915,786	3,128,868
Frasers Group PLC(a)	358,409	3,921,609
Future PLC	148,001	3,316,007
Games Workshop Group PLC	39,725	3,759,684
Gamma Communications PLC	114,985	1,559,645
GB Group PLC	256,940	1,589,953
Genuit Group PLC	343,772	1,780,320
Genus PLC	79,767	2,756,840
Go-Ahead Group PLC (The)(a)	71,693	1,295,320
Grainger PLC	830,363	2,995,222
Great Portland Estates PLC	302,276	2,288,096
Greatland Gold PLC(a)	6,735,553	1,041,725
Greggs PLC	110,292	2,749,806
GSK PLC	4,237,044	89,021,153
Haleon PLC(a)	5,286,165	18,784,599
Halfords Group PLC	417,380	873,248
Halma PLC	413,746	11,652,278
Hammerson PLC	4,491,138	1,371,155
Harbour Energy PLC	387,656	1,733,474
Hargreaves Lansdown PLC	335,923	3,477,731
Hays PLC	1,557,201	2,429,496
Helical PLC	313,084	1,486,967
Hikma Pharmaceuticals PLC	173,366	3,664,437
Hill & Smith Holdings PLC	106,887	1,718,097
Hiscox Ltd.	352,178	3,834,769
Hochschild Mining PLC	526,780	520,090
HomeServe PLC	321,712	4,611,260
Howden Joinery Group PLC	675,953	5,579,690
HSBC Holdings PLC	21,410,575	134,114,919
Hunting PLC	256,793	675,481
Ibstock PLC(c)	605,388	1,517,423
IG Group Holdings PLC	389,164	3,775,765
IMI PLC	283,791	4,634,027
Imperial Brands PLC	978,697	21,488,594
Inchcape PLC	433,060	4,432,446
Indivior PLC(a)	947,545	3,710,723
Informa PLC(a)	1,637,540	11,909,245
IntegraFin Holdings PLC	364,061	1,213,015
InterContinental Hotels Group PLC	188,305	11,161,795
Intermediate Capital Group PLC	330,825	6,167,061

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Intertek Group PLC	165,685	$8,855,068
Investec PLC	726,227	3,928,639
IP Group PLC	1,767,912	1,862,345
ITM Power PLC(a)(b)	502,701	1,312,514
ITV PLC	3,917,361	3,523,346
IWG PLC(a)	842,785	1,976,488
J D Wetherspoon PLC(a)	123,304	842,045
J Sainsbury PLC	1,797,402	4,848,618
JD Sports Fashion PLC	3,098,093	4,920,892
JET2 PLC(a)	175,366	1,965,564
John Wood Group PLC(a)	724,322	1,388,385
Johnson Matthey PLC	200,831	5,250,623
Jupiter Fund Management PLC	593,442	911,189
Just Group PLC	1,530,397	1,333,136
Kainos Group PLC	141,122	2,345,866
Keller Group PLC	116,771	1,135,327
Keywords Studios PLC	79,146	2,433,256
Kingfisher PLC	2,263,476	7,161,346
Lancashire Holdings Ltd.	309,466	1,685,865
Land Securities Group PLC	735,461	6,572,101
Learning Technologies Group PLC	803,143	1,300,830
Legal & General Group PLC	6,627,881	21,166,250
Liontrust Asset Management PLC	130,926	1,663,349
Lloyds Banking Group PLC	74,152,604	41,055,189
London Stock Exchange Group PLC	347,341	33,897,938
LondonMetric Property PLC	870,776	2,655,319
M&G PLC	2,727,677	7,110,241
Man Group PLC/Jersey	1,502,924	4,999,838
Marks & Spencer Group PLC(a)	2,086,784	3,617,812
Marshalls PLC	259,946	1,569,440
Marston’s PLC(a)	1,213,869	705,716
Mediclinic International PLC(a)	495,926	2,934,377
Meggitt PLC(a)	835,508	8,048,183
Melrose Industries PLC	4,811,257	9,470,762
Micro Focus International PLC	527,441	1,837,402
Mitchells & Butlers PLC(a)	437,602	924,359
Mitie Group PLC	1,997,775	1,908,955
Mondi PLC	503,875	9,562,144
Moneysupermarket.com Group PLC	622,117	1,548,707
Morgan Advanced Materials PLC	452,306	1,754,356
National Express Group PLC(a)	617,309	1,383,021
National Grid PLC	3,763,341	51,819,676
NatWest Group PLC	6,205,732	18,848,398
NCC Group PLC	465,637	1,271,894
Network International Holdings PLC(a)(c)	540,086	1,320,695
Next PLC	144,266	12,010,403
Ninety One PLC	549,210	1,372,435
NMC Health PLC, NVS(d)	74,553	1
Ocado Group PLC(a)	536,435	5,514,688
On the Beach Group PLC(a)(c)	269,563	365,613
OSB Group PLC	541,241	3,476,797
Oxford Biomedica PLC(a)	134,150	789,067
Oxford Nanopore Technologies PLC(a)	363,507	1,419,765
Pagegroup PLC	378,071	2,104,330
Pantheon Resources PLC(a)	862,252	1,230,417
Paragon Banking Group PLC	421,527	2,752,189
Pearson PLC	770,966	7,135,485
Penno Group PLC	300,342	3,676,322
Persimmon PLC	356,600	8,225,411
Petrofac Ltd.(a)	508,932	713,983

Security	Shares	Value

United Kingdom (continued)
Pets at Home Group PLC	582,590	$2,337,534
Phoenix Group Holdings PLC	642,120	5,059,019
Playtech PLC(a)	330,186	1,978,518
Premier Foods PLC	1,122,058	1,590,539
Primary Health Properties PLC	1,020,930	1,836,798
Provident Financial PLC	459,844	1,086,683
Prudential PLC	2,979,558	36,751,018
QinetiQ Group PLC	679,491	3,164,602
Quilter PLC(c)	1,354,588	1,732,098
Rathbones Group PLC	73,176	1,612,958
Reckitt Benckiser Group PLC	745,592	60,478,497
Redde Northgate PLC	494,013	2,207,905
Redrow PLC	305,226	2,158,140
RELX PLC	2,034,493	60,240,200
Renishaw PLC	45,189	2,399,002
Rentokil Initial PLC	2,017,040	13,318,431
Restaurant Group PLC (The)(a)	1,275,614	790,830
Restore PLC	197,455	1,079,188
Rightmove PLC	950,626	7,431,779
Rolls-Royce Holdings PLC(a)	8,882,770	9,708,324
Rotork PLC	892,117	2,830,926
Royal Mail PLC	738,705	2,552,813
RS GROUP PLC	495,791	6,259,197
RWS Holdings PLC	424,878	1,983,774
S4 Capital PLC(a)	408,229	631,310
Sabre Insurance Group PLC(c)	322,018	429,016
Safestore Holdings PLC	238,832	3,325,642
Sage Group PLC (The)	1,106,435	9,535,381
Sanne Group PLC(a)	377,600	4,230,539
Savills PLC	196,382	2,863,144
Schroders PLC	124,342	4,510,096
Segro PLC	1,312,934	17,564,404
Senior PLC(a)	692,587	1,224,664
Serco Group PLC	1,306,540	3,005,947
Severn Trent PLC	255,428	9,183,102
Shaftesbury PLC(b)	255,073	1,565,207
Shell PLC	8,029,564	214,199,158
Smart Metering Systems PLC	150,086	1,723,001
Smith & Nephew PLC	946,366	12,133,504
Smiths Group PLC	428,948	8,095,189
Softcat PLC	139,783	2,384,726
SolGold PLC(a)(b)	1,729,261	534,897
Spectris PLC	123,154	4,684,241
Spirax-Sarco Engineering PLC	85,795	12,518,257
Spire Healthcare Group PLC(a)(c)	645,099	1,872,069
Spirent Communications PLC	648,830	2,231,767
SSE PLC	1,094,635	23,642,357
SSP Group PLC(a)	827,356	2,572,845
St. James’s Place PLC	569,887	8,560,311
Standard Chartered PLC	2,668,989	18,396,510
Subsea 7 SA	259,519	2,338,935
Synthomer PLC	504,062	1,437,847
Tate & Lyle PLC	439,626	4,306,735
Taylor Wimpey PLC	4,044,895	6,295,792
TBC Bank Group PLC	47,640	800,621
Team17 Group PLC(a)	140,180	749,589
Telecom Plus PLC	92,927	2,554,379
Tesco PLC	7,995,028	25,641,139
THG PLC(a)	865,081	721,341
TP ICAP Group PLC	848,733	1,229,968

S C H E D U L E O F I N V E S T M E N T S	129

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Trainline PLC(a)(c)	552,154	$2,664,101
Travis Perkins PLC	182,696	2,344,837
Tritax Big Box REIT PLC	1,469,793	3,536,200
Ultra Electronics Holdings PLC	79,663	3,401,978
Unilever PLC	2,688,577	130,941,463
UNITE Group PLC (The)	370,708	5,285,294
United Utilities Group PLC	718,888	9,551,530
Vesuvius PLC	317,464	1,391,014
Victoria PLC(a)(b)	156,735	713,363
Victrex PLC	89,069	2,097,842
Virgin Money UK PLC	1,428,649	2,491,790
Vistry Group PLC	249,508	2,812,686
Vodafone Group PLC	28,314,423	41,725,752
Weir Group PLC (The)	286,723	5,863,137
WH Smith PLC(a)	138,273	2,440,586
Whitbread PLC	215,954	6,873,777
Wickes Group PLC	299,891	497,777
Workspace Group PLC	242,400	1,742,255
WPP PLC	1,239,163	13,373,522

		2,707,164,794

Total Common Stocks — 98.4% (Cost: $26,744,365,152)		27,680,021,597

Preferred Stocks

Brazil — 0.4%
Alpargatas SA, Preference Shares, NVS	263,013	1,117,809
Azul SA, Preference Shares, NVS(a)	401,664	910,597
Banco Bradesco SA, Preference Shares, NVS	5,788,953	19,501,256
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	157,100	303,931
Bradespar SA, Preference Shares, NVS	265,716	1,154,461
Braskem SA, Class A, Preference Shares, NVS	209,623	1,486,455
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	284,250	2,600,173
Cia. Energetica de Minas Gerais, Preference Shares, NVS	1,527,422	3,318,108
Cia. Paranaense de Energia, Preference Shares, NVS	1,477,180	1,995,611
Gerdau SA, Preference Shares, NVS	1,217,393	5,755,094
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	336,198	543,209
Itau Unibanco Holding SA, Preference Shares, NVS	4,983,018	22,747,702
Itausa SA, Preference Shares, NVS	5,089,028	8,488,106
Marcopolo SA, Preference Shares, NVS	684,927	326,969
Metalurgica Gerdau SA, Preference Shares, NVS	1,260,690	2,492,580
Petroleo Brasileiro SA, Preference Shares, NVS	4,880,835	32,214,398
Randon SA Implementos e Participacoes, Preference Shares, NVS	357,477	694,351
Unipar Carbocloro SA, Class B, Preference Shares, NVS	64,326	1,035,611

		106,686,421

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	468,946	850,878
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	159,107	15,802,816

		16,653,694

Security	Shares	Value

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	529,830	$3,907,913

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	63,564	4,826,103
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	10,269	538,811
Fuchs Petrolub SE, Preference Shares, NVS	80,556	2,413,702
Henkel AG & Co. KGaA, Preference Shares, NVS	170,289	10,878,623
Jungheinrich AG, Preference Shares, NVS	62,916	1,712,541
Porsche Automobil Holding SE, Preference Shares, NVS	165,506	11,979,607
Sartorius AG, Preference Shares, NVS	29,542	13,214,114
Volkswagen AG, Preference Shares, NVS	187,452	26,503,809

		72,067,310

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	7,082,700	1,136

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS	24,013	1,743,989
Series 2, Preference Shares, NVS	37,157	2,702,703
LG Chem Ltd., Preference Shares, NVS	7,181	1,612,098
LG H&H Co. Ltd., Preference Shares, NVS	1,413	412,461
Samsung Electronics Co. Ltd., Preference Shares, NVS	889,334	39,085,899

		45,557,150

Total Preferred Stocks — 0.9% (Cost: $253,896,257)		244,873,624

Warrants

Australia — 0.0%
Magellan Financial Group Ltd. (Expires 04/16/27)(a)	16,323	9,580
PointsBet Holdings Ltd. (Expires 07/08/24)(a)	20,102	—

		9,580

Total Warrants — 0.0% (Cost: $0)		9,580

Total Long-Term Investments — 99.3% (Cost: $26,998,261,409)		27,924,904,801

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(f)(g)(h)	308,780,275	308,749,397
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(f)(g)	41,960,000	41,960,000

Total Short-Term Securities — 1.3% (Cost: $350,661,782)		350,709,397

Total Investments in Securities — 100.6% (Cost: $27,348,923,191)		28,275,614,198

Liabilities in Excess of Other Assets — (0.6)%		(162,142,623)

Net Assets — 100.0%		$28,113,471,575

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $197,513, representing less than 0.05% of its net assets as of period end, and an original cost of $2,622,906.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$312,178,049	$—		$(3,258,992	)(a)	$(84,947)	$(84,713)	$308,749,397	308,780,275	$7,282,158	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,980,000	39,980,000	(a)	—		—	—	41,960,000	41,960,000	139,877		—

						$(84,947)	$(84,713)	$350,709,397		$7,422,035		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	1,260	09/16/22	$122,982	$6,480,393
MSCI Emerging Markets Index	1,006	09/16/22	50,225	340,659

				$6,821,052

S C H E D U L E O F I N V E S T M E N T S	131

Consolidated Schedule of Investments (continued) July 31, 2022	iShares® Core MSCI Total International Stock ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,821,052	$—	$—	$—	$6,821,052

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(23,414,415)	$—	$—	$—	$(23,414,415)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$7,470,390	$—	$—	$—	$7,470,390

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$128,900,729

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,488,362,253	$24,187,237,753	$4,421,591	$27,680,021,597
Preferred Stocks	127,248,028	117,624,460	1,136	244,873,624
Warrants	9,580	—	—	9,580
Money Market Funds	350,709,397	—	—	350,709,397

	$3,966,329,258	$24,304,862,213	$4,422,727	$28,275,614,198

Derivative financial instruments(a)
Assets
Futures Contracts	$6,821,052	$—	$—	$6,821,052

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

132	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2022

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$88,328,464,303	$3,905,034,593	$7,345,536,051	$1,497,262,796
Investments, at value — affiliated(c)	829,702,643	39,145,367	69,496,587	14,189,233
Cash	1,232,139	5,489	5,947	3,965
Foreign currency, at value(d)	203,002,824	9,661,017	12,706,863	1,108,218
Foreign currency collateral pledged for futures contracts(e)	35,999,172	2,122,467	1,659,909	197,022
Receivables:
Investments sold	13,811,560	880	1,247,745	527,068
Securities lending income — affiliated	1,692,291	53,145	108,687	21,345
Variation margin on futures contracts	6,723,179	416,950	60,934	24,282
Capital shares sold	—	2	51,640	—
Dividends — unaffiliated	83,510,928	3,107,634	7,269,306	1,875,790
Dividends — affiliated	5,476	566	896	194
Tax reclaims	149,971,201	10,706,955	8,010,152	2,625

Total assets	89,654,115,716	3,970,255,065	7,446,154,717	1,515,212,538

LIABILITIES
Collateral on securities loaned, at value	823,669,830	38,759,574	68,757,042	14,052,665
Deferred foreign capital gain tax	248,867	—	16,433	—
Payables:
Investments purchased	—	4,411,678	51,640	—
Investment advisory fees	5,033,395	291,400	235,117	108,854
Professional fees	1,699,673	70,810	—	—

Total liabilities	830,651,765	43,533,462	69,060,232	14,161,519

NET ASSETS	$88,823,463,951	$3,926,721,603	$7,377,094,485	$1,501,051,019

NET ASSETS CONSIST OF
Paid-in capital	$92,930,710,827	$4,704,805,975	$7,630,116,753	$1,523,840,215
Accumulated loss	(4,107,246,876)	(778,084,372)	(253,022,268)	(22,789,196)

NET ASSETS	$88,823,463,951	$3,926,721,603	$7,377,094,485	$1,501,051,019

NET ASSET VALUE
Shares outstanding	1,435,400,000	83,100,000	130,650,000	27,400,000

Net asset value	$61.88	$47.25	$56.46	$54.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$88,828,007,014	$4,526,632,711	$7,338,093,808	$1,461,835,459
(b) Securities loaned, at value	$775,636,594	$37,622,688	$61,976,809	$13,184,782
(c) Investments, at cost — affiliated	$829,630,442	$39,139,791	$69,493,096	$14,188,923
(d) Foreign currency, at cost	$199,028,879	$9,518,382	$12,610,092	$1,088,817
(e) Foreign currency collateral pledged, at cost	$37,662,196	$2,241,863	$1,663,134	$201,036

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Assets and Liabilities  (continued)

July 31, 2022

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at value — unaffiliated(a)(b)	$27,924,904,801
Investments, at value — affiliated(c)	350,709,397
Cash	12,820,477
Foreign currency, at value(d)	50,537,823
Cash pledged for futures contracts	8,415,000
Receivables:
Investments sold	5,101,257
Securities lending income — affiliated	571,789
Variation margin on futures contracts	1,458,305
Capital shares sold	66,833,327
Dividends — unaffiliated	52,688,474
Dividends — affiliated	52,039
Tax reclaims	25,043,010

Total assets	28,499,135,699

LIABILITIES
Collateral on securities loaned, at value	308,929,974
Deferred foreign capital gain tax	69,052
Payables:
Investments purchased	74,992,491
Investment advisory fees	1,582,782
Professional fees	89,016
Foreign taxes	809

Total liabilities	385,664,124

NET ASSETS	$28,113,471,575

NET ASSETS CONSIST OF
Paid-in capital	$28,457,740,811
Accumulated loss	(344,269,236)

NET ASSETS	$28,113,471,575

NET ASSET VALUE
Shares outstanding	476,300,000

Net asset value	$59.02

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$26,998,261,409
(b) Securities loaned, at value	$291,514,588
(c) Investments, at cost — affiliated	$350,661,782
(d) Foreign currency, at cost	$50,419,417

See notes to financial statements.

134	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,208,272,992	$161,990,094	$218,844,797	$32,564,612
Dividends — affiliated	149,179	7,503	11,363	1,298
Non-cash dividends — unaffiliated	—	8,707,381	—	—
Securities lending income — affiliated — net	20,588,305	741,948	1,115,202	201,396
Other income — unaffiliated	744,040	1,927	—	—
Foreign taxes withheld	(242,554,039)	(17,456,377)	(20,983,910)	(1,923,623)
Foreign withholding tax claims	23,370,568	788,403	—	—

Total investment income	3,010,571,045	154,780,879	198,987,452	30,843,683

EXPENSES
Investment advisory fees	68,500,013	4,538,533	3,113,991	986,662
Professional fees	2,411,689	79,258	217	217

Total expenses	70,911,702	4,617,791	3,114,208	986,879

Net investment income	2,939,659,343	150,163,088	195,873,244	29,856,804

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(1,388,053,062)	(47,329,003)	(74,290,633)	(22,343,992)
Investments — affiliated	(184,546)	(16,964)	(20,492)	(2,616)
In-kind redemptions — unaffiliated(b)	221,463,031	150,515,027	—	22,199,909
Futures contracts	(24,155,696)	(1,589,094)	(2,405,823)	(182,719)
Foreign currency transactions	(63,300,476)	(1,994,545)	(4,125,089)	(1,046,941)

	(1,254,230,749)	99,585,421	(80,842,037)	(1,376,359)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(17,136,898,089)	(1,196,857,889)	(1,108,864,177)	(158,418,351)
Investments — affiliated	(199,231)	(3,399)	(4,006)	(612)
Futures contracts	21,817,892	1,304,809	918,790	138,738
Foreign currency translations	(11,591,348)	(1,009,376)	(379,114)	46,677

	(17,126,870,776)	(1,196,565,855)	(1,108,328,507)	(158,233,548)

Net realized and unrealized loss	(18,381,101,525)	(1,096,980,434)	(1,189,170,544)	(159,609,907)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,441,442,182)	$(946,817,346)	$(993,297,300)	$(129,753,103)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(2,932)	$—	$—	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$(94,926)	$—	$(8,624)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Operations  (continued)

Year Ended July 31, 2022

iShares Core MSCI Total International Stock ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$932,905,421
Dividends — affiliated	164,728
Non-cash dividends — unaffiliated	47,237,541
Securities lending income — affiliated — net	7,257,307
Other income — unaffiliated	3,269
Foreign taxes withheld	(94,550,284)
Foreign withholding tax claims	1,279,992
Other foreign taxes	(210,729)

Total investment income	894,087,245

EXPENSES
Investment advisory fees	25,324,394
Commitment fees	45,192
Professional fees	126,950
Mauritius income taxes	295
Interest expense	412,047

Total expenses	25,908,878

Net investment income	868,178,367

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(151,871,307)
Investments — affiliated	(84,947)
Futures contracts	(23,414,415)
Foreign currency transactions	(30,217,917)

(205,588,586)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(5,698,154,902)
Investments — affiliated	(84,713)
Futures contracts	7,470,390
Foreign currency translations	(2,042,550)

(5,692,811,775)

Net realized and unrealized loss	(5,898,400,361)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,030,221,994)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(38,167,261)
(b) Net of reduction in deferred foreign capital gain tax of	$29,435,124

See notes to financial statements.

136	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,939,659,343	$2,142,536,524	$150,163,088	$99,908,082
Net realized gain (loss)	(1,254,230,749)	23,252,945	99,585,421	160,111,913
Net change in unrealized appreciation (depreciation)	(17,126,870,776)	20,168,378,471	(1,196,565,855)	880,311,428

Net increase (decrease) in net assets resulting from operations	(15,441,442,182)	22,334,167,940	(946,817,346)	1,140,331,423

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,825,188,698)	(2,112,293,637)	(177,416,748)	(108,662,581)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,997,549,501	12,658,391,232	(236,218,410)	791,892,351

NET ASSETS
Total increase (decrease) in net assets	(10,269,081,379)	32,880,265,535	(1,360,452,504)	1,823,561,193
Beginning of year	99,092,545,330	66,212,279,795	5,287,174,107	3,463,612,914

End of year	$88,823,463,951	$99,092,545,330	$3,926,721,603	$5,287,174,107

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI International Developed Markets ETF		iShares Core MSCI Pacific ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$195,873,244	$117,751,635	$29,856,804	$24,445,398
Net realized gain (loss)	(80,842,037)	41,724,751	(1,376,359)	30,216,438
Net change in unrealized appreciation (depreciation)	(1,108,328,507)	1,016,270,290	(158,233,548)	195,514,700

Net increase (decrease) in net assets resulting from operations	(993,297,300)	1,175,746,676	(129,753,103)	250,176,536

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(254,945,585)	(120,120,942)	(45,541,866)	(22,758,279)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,466,975,309	2,258,137,893	556,678,511	(12,442,609)

NET ASSETS
Total increase in net assets	1,218,732,424	3,313,763,627	381,383,542	214,975,648
Beginning of year	6,158,362,061	2,844,598,434	1,119,667,477	904,691,829

End of year	$7,377,094,485	$6,158,362,061	$1,501,051,019	$1,119,667,477

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

138	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$868,178,367	$596,426,478
Net realized loss	(205,588,586)	(257,760,514)
Net change in unrealized appreciation (depreciation)	(5,692,811,775)	5,875,003,450

Net increase (decrease) in net assets resulting from operations	(5,030,221,994)	6,213,669,414

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,047,059,037)	(597,352,014)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,124,957,765	4,903,165,094

NET ASSETS
Total increase (decrease) in net assets	(1,952,323,266)	10,519,482,494
Beginning of year	30,065,794,841	19,546,312,347

End of year	$28,113,471,575	$30,065,794,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$75.40		$58.48	$60.80	$64.89	$62.42

Net investment income(a)	2.10	(b)	1.76	1.52	2.00	2.05
Net realized and unrealized gain (loss)(c)	(12.90)		16.86	(2.26)	(4.14)	2.30

Net increase (decrease) from investment operations	(10.80)		18.62	(0.74)	(2.14)	4.35

Distributions from net investment income(d)	(2.72)		(1.70)	(1.58)	(1.95)	(1.88)

Net asset value, end of year	$61.88		$75.40	$58.48	$60.80	$64.89

Total Return(e)
Based on net asset value	(14.58	)%(b)	31.95%	(1.30)%	(3.13)%	7.02%

Ratios to Average Net Assets(f)
Total expenses	0.07%		0.08%	0.07%	0.08%	0.08%

Total expenses excluding professional fees for foreign withholding tax claims	0.07%		0.07%	N/A	0.08%	N/A

Net investment income	3.00	%(b)	2.55%	2.57%	3.31%	3.14%

Supplemental Data
Net assets, end of year (000)	$88,823,464		$99,092,545	$66,212,280	$64,849,495	$58,774,894

Portfolio turnover rate(g)	4%		2%	2%	3%	2%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

140	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$58.23		$44.41	$45.70	$49.27	$48.02

Net investment income(a)	1.61	(b)	1.28	1.09	1.64	1.54
Net realized and unrealized gain (loss)(c)	(10.68)		13.91	(1.39)	(3.65)	1.47

Net increase (decrease) from investment operations	(9.07)		15.19	(0.30)	(2.01)	3.01

Distributions from net investment income(d)	(1.91)		(1.37)	(0.99)	(1.56)	(1.76)

Net asset value, end of year	$47.25		$58.23	$44.41	$45.70	$49.27

Total Return(e)
Based on net asset value	(15.80	)%(b)	34.39%	(0.66)%	(3.96)%	6.36%

Ratios to Average Net Assets(f)
Total expenses	0.09%		0.09%	0.09%	0.10%	0.10%

Total expenses excluding professional fees for foreign withholding tax claims	0.09%		0.09%	N/A	0.10%	N/A

Net investment income	2.98	%(b)	2.46%	2.45%	3.62%	3.09%

Supplemental Data
Net assets, end of year (000)	$3,926,722		$5,287,174	$3,463,613	$3,217,533	$2,522,811

Portfolio turnover rate(g)	5%		3%	3%	4%	3%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI International Developed Markets ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$67.86	$52.39	$54.31	$57.40	$54.82

Net investment income(a)	1.85	1.60	1.46	1.76	1.79
Net realized and unrealized gain (loss)(b)	(10.90)	15.42	(2.04)	(3.27)	2.06

Net increase (decrease) from investment operations	(9.05)	17.02	(0.58)	(1.51)	3.85

Distributions from net investment income(c)	(2.35)	(1.55)	(1.34)	(1.58)	(1.27)

Net asset value, end of year	$56.46	$67.86	$52.39	$54.31	$57.40

Total Return(d)
Based on net asset value	(13.57)%	32.63%	(1.14)%	(2.48)%	7.07%

Ratios to Average Net Assets(e)
Total expenses	0.05%	0.05%	0.05%	0.05%	0.07%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.03%

Net investment income	2.93%	2.56%	2.81%	3.28%	3.08%

Supplemental Data
Net assets, end of year (000)	$7,377,094	$6,158,362	$2,844,598	$1,425,653	$904,114

Portfolio turnover rate(f)	6%	7%	17%	5%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

142	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$65.86	$52.60	$55.60	$58.23	$55.49

Net investment income(a)	1.66	1.42	1.45	1.64	1.59
Net realized and unrealized gain (loss)(b)	(10.02)	13.15	(2.72)	(2.67)	3.01

Net increase (decrease) from investment operations	(8.36)	14.57	(1.27)	(1.03)	4.60

Distributions from net investment income(c)	(2.72)	(1.31)	(1.73)	(1.60)	(1.86)

Net asset value, end of year	$54.78	$65.86	$52.60	$55.60	$58.23

Total Return(d)
Based on net asset value	(13.01)%	27.70%	(2.45)%	(1.61)%	8.28%

Ratios to Average Net Assets(e)
Total expenses	0.09%	0.09%	0.09%	0.10%	0.10%

Net investment income	2.72%	2.24%	2.67%	2.97%	2.71%

Supplemental Data
Net assets, end of year (000)	$1,501,051	$1,119,667	$904,692	$1,034,208	$890,946

Portfolio turnover rate(f)	16%	6%	5%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$72.22		$56.92	$57.96		$61.36	$59.26

Net investment income(a)	1.93		1.58	1.53		1.77	1.79
Net realized and unrealized gain (loss)(b)	(12.82)		15.28	(1.06)		(3.55)	1.98

Net increase (decrease) from investment operations	(10.89)		16.86	0.47		(1.78)	3.77

Distributions from net investment income(c)	(2.31)		(1.56)	(1.51)		(1.62)	(1.67)

Net asset value, end of year	$59.02		$72.22	$56.92		$57.96	$61.36

Total Return(d)
Based on net asset value	(15.36	)%(e)	29.71%	0.77	%(f)	(2.73)%	6.39%

Ratios to Average Net Assets(g)
Total expenses	0.09%		0.09%	0.09%		0.10%	0.11%

Total expenses after fees waived	0.09%		0.09%	0.09%		0.10%	0.11%

Total expenses excluding professional fees for foreign withholding tax claims	0.09%		0.09%	N/A		0.10%	N/A

Net investment income	2.87%		2.35%	2.72%		3.09%	2.87%

Supplemental Data
Net assets, end of year (000)	$28,113,472		$30,065,795	$19,546,312		$15,457,552	$10,591,357

Portfolio turnover rate(h)	10%		7%	7%		6%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2022:

• Total return by 0.01%.

(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

144	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Core MSCI Total International Stock ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $207,596, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective May 4, 2022, iShares Core MSCI Total International Stock ETF no longer invests in the Subsidiary. iShares Core MSCI Total International Stock ETF transferred substantially all of the assets of iShares Core MSCI Total International Stock ETF’s wholly owned Mauritius Subsidiary to iShares Core MSCI Total International Stock ETF through on-exchange transactions in India. iShares Core MSCI Total International Stock ETF recognized a net realized Gain of $358,071,476 as a result of this transaction. After the transfer, iShares Core MSCI Total International Stock ETF began making new investments in India directly.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

The iShares Core MSCI Total International Stock ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.
The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

146	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI EAFE
Barclays Capital, Inc.	$36,425,474	$(36,425,474)	$—		$—
BMO Capital Markets Corp.	5,209,063	(136,347)	—		5,072,716	(b)
BNP Paribas SA	27,964,472	(27,365,163)	—		599,309	(b)
BofA Securities, Inc.	114,858,436	(114,858,436)	—		—
Citigroup Global Markets, Inc.	114,760,398	(114,760,398)	—		—
Credit Suisse Securities (USA) LLC	3,491,121	(3,491,121)	—		—
Deutsche Bank Securities, Inc.	2,374	(2,374)	—		—
Goldman Sachs & Co. LLC	101,511,697	(101,511,697)	—		—
HSBC Bank PLC	32,135,043	(32,135,043)	—		—
J.P. Morgan Securities LLC	51,684,277	(51,684,277)	—		—
Jefferies LLC	5,298,666	(5,246,812)	—		51,854	(b)
Macquarie Bank Ltd.	6,459,238	(6,459,238)	—		—
Morgan Stanley	219,479,742	(219,479,742)	—		—
Nomura Securities International, Inc.	9,501,808	(9,501,808)	—		—
RBC Capital Markets LLC	199,360	(199,360)	—		—
Scotia Capital (USA), Inc.	640,883	(640,883)	—		—
SG Americas Securities LLC	590,685	(590,685)	—		—
State Street Bank & Trust Co.	11,557,277	(11,557,277)	—		—
UBS AG	30,089,326	(30,089,326)	—		—
UBS Securities LLC	2,442,611	(2,442,611)	—		—
Wells Fargo Bank N.A.	429,429	(429,429)	—		—
Wells Fargo Securities LLC	905,214	(905,214)	—		—

	$775,636,594	$(769,912,715)	$—		$5,723,879

Core MSCI Europe
BMO Capital Markets Corp.	$491,873	$(12,735)	$—		$479,138	(b)
BNP Paribas SA	3,357,480	(3,357,480)	—		—
BofA Securities, Inc.	4,494,279	(4,494,279)	—		—
Citigroup Global Markets, Inc.	4,245,254	(4,245,254)	—		—
Goldman Sachs & Co. LLC	8,133,968	(8,133,968)	—		—
HSBC Bank PLC	635,530	(635,530)	—		—
J.P. Morgan Securities LLC	850,984	(850,984)	—		—
Jefferies LLC	42,894	(39,699)	—		3,195	(b)
Morgan Stanley	14,522,075	(14,522,075)	—		—
UBS AG	848,351	(838,217)	—		10,134	(b)

	$37,622,688	$(37,130,221)	$—		$492,467

Core MSCI International Developed Markets
BMO Capital Markets Corp.	$363,426	$(9,499)	$—		$353,927	(b)
BNP Paribas SA	4,918,765	(4,753,271)	—		165,494	(b)
BofA Securities, Inc.	12,734,900	(12,734,900)	—		—
Citigroup Global Markets, Inc.	7,584,768	(7,584,768)	—		—
Credit Suisse Securities (USA) LLC	378,619	(378,619)	—		—
Goldman Sachs & Co. LLC	11,221,491	(11,221,491)	—		—
HSBC Bank PLC	1,720,856	(1,720,856)	—		—
J.P. Morgan Securities LLC	6,299,495	(6,299,495)	—		—
Jefferies LLC	87,860	(87,860)	—		—
Macquarie Bank Ltd.	286,344	(286,344)	—		—
Morgan Stanley	13,225,869	(13,225,869)	—		—
Scotia Capital (USA), Inc.	1,535,893	(1,535,893)	—		—
SG Americas Securities LLC	43,135	(43,135)	—		—
State Street Bank & Trust Co.	175,750	(175,750)	—		—
UBS AG	1,399,638	(1,399,638)	—		—

	$61,976,809	$(61,457,388)	$—		$519,421

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI Pacific
BNP Paribas SA	$237,814	$(237,814)	$—		$—
BofA Securities, Inc.	1,150,044	(1,150,044)	—		—
Citigroup Global Markets, Inc.	2,185,740	(2,185,740)	—		—
Credit Suisse Securities (USA) LLC	460,454	(460,454)	—		—
HSBC Bank PLC	151,824	(151,824)	—		—
J.P. Morgan Securities LLC	1,200,819	(1,200,819)	—		—
Jefferies LLC	254,647	(254,647)	—		—
Macquarie Bank Ltd.	1,447	(1,447)	—		—
Morgan Stanley	4,191,292	(4,191,292)	—		—
Nomura Securities International, Inc.	97,235	(97,235)	—		—
State Street Bank & Trust Co.	112,634	(112,634)	—		—
UBS AG	385,680	(382,392)	—		3,288	(b)
Wells Fargo Bank N.A.	2,755,152	(2,755,152)	—		—

	$13,184,782	$(13,181,494)	$—		$3,288

Core MSCI Total International Stock
Barclays Bank PLC	$224,062	$(224,062)	$—		$—
Barclays Capital, Inc.	11,641,454	(11,641,454)	—		—
BMO Capital Markets Corp.	1,135,059	(109,948)	—		1,025,111	(b)
BNP Paribas SA	27,979,308	(27,979,308)	—		—
BofA Securities, Inc.	44,665,791	(44,665,791)	—		—
Citigroup Global Markets, Inc.	17,523,570	(17,523,570)	—		—
Credit Suisse Securities (USA) LLC	1,052,031	(1,052,031)	—		—
Goldman Sachs & Co. LLC	44,145,930	(44,145,930)	—		—
HSBC Bank PLC	3,251,712	(3,251,712)	—		—
J.P. Morgan Securities LLC	42,553,018	(42,553,018)	—		—
J.P. Morgan Securities PLC	381,025	(381,025)	—		—
Jefferies LLC	977,797	(977,797)	—		—
Macquarie Bank Ltd.	2,655,675	(2,655,675)	—		—
Morgan Stanley	78,981,715	(78,981,715)	—		—
Nomura Securities International, Inc.	478,514	(478,514)	—		—
RBC Capital Markets LLC	51,792	(51,792)	—		—
Scotia Capital (USA), Inc.	3,969,354	(3,969,354)	—		—
SG Americas Securities LLC	2,319,836	(2,319,836)	—		—
State Street Bank & Trust Co.	1,767,019	(1,767,019)	—		—
UBS AG	5,544,032	(5,544,032)	—		—
UBS Securities LLC	21,086	(21,086)	—		—
Virtu Americas LLC	93,960	(93,960)	—		—
Wells Fargo Bank N.A.	100,848	(100,848)	—		—

	$291,514,588	$(290,489,477)	$—		$1,025,111

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

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Notes to Financial Statements  (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core MSCI EAFE	0.07%
Core MSCI Europe	0.09
Core MSCI International Developed Markets	0.04
Core MSCI Pacific	0.09
Core MSCI Total International Stock	0.07

Effective March 31, 2022, for its investment advisory services to the iShares Core MSCI International Developed Markets and iShares Core MSCI Total International Stock ETFs, BFA is entitled to an annual investment advisory fee of 0.04% and 0.07% respectively, accrued daily and paid monthly by the Funds, based on the average daily net assets of the Funds. Prior to March 31, 2022, BFA was entitled to an annual investment advisory fee of 0.05% and 0.09% respectively, accrued daily and paid monthly by the Funds, based on the average daily net assets of the Funds.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Core MSCI Total International Stock ETF, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For year ended July 31, 2022, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

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Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Core MSCI EAFE	$4,800,494
Core MSCI Europe	173,886
Core MSCI International Developed Markets	263,775
Core MSCI Pacific	47,035
Core MSCI Total International Stock	1,720,505

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core MSCI EAFE	$100,506,655	$256,004,497	$(95,338,754)
Core MSCI Europe	37,141,108	35,506,399	(10,005,039)
Core MSCI International Developed Markets	72,162,430	87,840,714	(26,918,381)
Core MSCI Pacific	17,853,447	25,059,836	407,825
Core MSCI Total International Stock	93,239,569	158,222,369	(34,302,758)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core MSCI EAFE	$5,331,030,765	$4,149,024,471
Core MSCI Europe	322,983,145	238,067,627
Core MSCI International Developed Markets	595,967,589	406,291,860
Core MSCI Pacific	224,376,549	179,320,600
Core MSCI Total International Stock	4,187,319,192	2,893,542,382

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core MSCI EAFE	$7,852,344,129	$646,536,609
Core MSCI Europe	690,062,037	1,013,776,571
Core MSCI International Developed Markets	2,228,338,138	—
Core MSCI Pacific	570,935,978	73,595,025
Core MSCI Total International Stock	2,594,430,126	—

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Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core MSCI EAFE	$202,772,796	$(202,772,796)
Core MSCI Europe	138,034,102	(138,034,102)
Core MSCI International Developed Markets	55	(55)
Core MSCI Pacific	20,929,577	(20,929,577)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21

Core MSCI EAFE
Ordinary income	$3,825,188,698	$2,112,293,637

Core MSCI Europe
Ordinary income	$177,416,748	$108,662,581

Core MSCI International Developed Markets
Ordinary income	$254,945,585	$120,120,942

Core MSCI Pacific
Ordinary income	$45,541,866	$22,758,279

Core MSCI Total International Stock
Ordinary income	$1,047,059,037	$597,352,014

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

Core MSCI EAFE	$—	$(2,231,410,048)	$(1,632,015,716)	$(243,821,112)	$(4,107,246,876)
Core MSCI Europe	3,771,300	(128,191,936)	(653,663,736)	—	(778,084,372)
Core MSCI International Developed Markets	—	(187,985,406)	(48,478,802)	(16,558,060)	(253,022,268)
Core MSCI Pacific	—	(38,681,520)	20,250,514	(4,358,190)	(22,789,196)
Core MSCI Total International Stock	—	(1,210,608,492)	876,338,799	(9,999,543)	(344,269,236)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements  (continued)

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core MSCI EAFE	$90,786,134,949	$12,205,262,997	$(13,828,804,682)	$(1,623,541,685)
Core MSCI Europe	4,597,121,776	250,280,889	(903,222,705)	(652,941,816)
Core MSCI International Developed Markets	7,463,500,376	577,550,795	(625,736,845)	(48,186,050)
Core MSCI Pacific	1,491,342,124	150,964,369	(130,764,607)	20,199,762
Core MSCI Total International Stock	27,397,872,111	4,261,418,670	(3,383,676,583)	877,742,087

9.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

During the year ended July 31, 2022, the Fund did not borrow under the Credit Agreement.

Effective August 13, 2021, the iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Core MSCI Total International Stock	$32,000,000	$526,027	1.10%

Effective April 21, 2022, the iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Uncommitted Liquidity Facility were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Core MSCI Total International Stock	$1,273,700,000	$20,937,534	1.91%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements  (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

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Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended		Year Ended
	07/31/22		07/31/21

iShares ETF	Shares	Amount	Shares	Amount

Core MSCI EAFE
Shares sold	132,000,000	$9,651,287,073	182,000,000	$12,658,391,232
Shares redeemed	(10,800,000)	(653,737,572)	—	—

	121,200,000	$8,997,549,501	182,000,000	$12,658,391,232

Core MSCI Europe
Shares sold	14,200,000	$800,524,413	26,600,000	$1,514,525,804
Shares redeemed	(21,900,000)	(1,036,742,823)	(13,800,000)	(722,633,453)

	(7,700,000)	$(236,218,410)	12,800,000	$791,892,351

Core MSCI International Developed Markets
Shares sold	39,900,000	$2,466,975,309	39,300,000	$2,421,332,799
Shares redeemed	—	—	(2,850,000)	(163,194,906)

	39,900,000	$2,466,975,309	36,450,000	$2,258,137,893

Core MSCI Pacific
Shares sold	11,600,000	$632,830,961	800,000	$52,839,092
Shares redeemed	(1,200,000)	(76,152,450)	(1,000,000)	(65,281,701)

	10,400,000	$556,678,511	(200,000)	$(12,442,609)

Core MSCI Total International Stock
Shares sold	60,000,000	$4,124,957,765	72,900,000	$4,903,165,094

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

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Notes to Financial Statements  (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF and iShares Core MSCI Total International Stock ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

Core MSCI EAFE	$3,191,365,698
Core MSCI Europe	181,267,697
Core MSCI International Developed Markets	216,932,514
Core MSCI Pacific	28,312,154
Core MSCI Total International Stock	806,948,693

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Core MSCI EAFE	$3,478,618,045	$202,155,923
Core MSCI Europe	185,154,707	15,595,164
Core MSCI International Developed Markets	235,575,535	19,560,121
Core MSCI Pacific	35,382,062	1,802,105
Core MSCI Total International Stock	1,033,011,255	126,654,521

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Board Review and Approval of Investment Advisory Contract

iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”).The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods.The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”).The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core MSCI EAFE(a)	$2.638662	$—	$0.080188	$2.718850	97%	—%	3%	100%
Core MSCI Europe	1.907388	—	—	1.907388	100	—	—	100
Core MSCI International Developed Markets(a)	2.190861	—	0.159873	2.350734	93	—	7	100
Core MSCI Pacific(a)	2.417956	—	0.298339	2.716295	89	—	11	100
Core MSCI Total International Stock(a)	2.168435	—	0.138688	2.307123	94	—	6	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive (applicable to iShares Core MSCI EAFE ETF only)

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI EAFE ETF (the “Fund”) to be marketed to United Kingdom.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

Core MSCI EAFE	$9,276,770	$4,337,497	$4,939,273	661	$1,135,495	$117,352

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to iShares Core MSCI EAFE ETF only)

The Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its   affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	169

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca

•	iShares MSCI Intl Quality Factor ETF | IQLT | NYSE Arca

•	iShares MSCI Intl Size Factor ETF | ISZE | NYSE Arca

•	iShares MSCI Intl Value Factor ETF | IVLU | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Intl Momentum Factor ETF

Investment Objective

The iShares MSCI Intl Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(16.09)%	4.10%	5.07%	(16.09)%	22.24%	45.22%

Fund Market	(16.21)	4.01	5.07	(16.21)	21.73	45.24

Index	(16.18)	4.19	5.26	(16.18)	22.81	47.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 13, 2015. The first day of secondary market trading was January 15, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 872.10	$ 1.39		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Intl Momentum Factor ETF

Portfolio Management Commentary

International developed stocks with relatively higher momentum characteristics declined during the reporting period amid soaring inflation, rising interest rates, and Russia’s invasion of Ukraine. Stocks in Japan detracted the most from the Index’s performance, due in part to the weakness of the Japanese yen, which declined to a 24-year low against the U.S. dollar in July 2022. The Japanese information technology sector detracted as higher U.S. Treasury yields, rising commodities prices, and concerns over China’s coronavirus-related lockdowns drove declines for electronic equipment and instruments makers. Japanese professional services companies were similarly affected by the pessimistic economic news and declining investor sentiment, further detracting from the Index’s performance.

Equities in France also detracted significantly from the Index’s return, led by the consumer discretionary sector. The imposition of new lockdowns in major Chinese cities affected retail operations of French apparel accessories and luxury goods companies. The French industrials sector also declined, as supply-chain blockages led airplane manufacturers to decrease production in the aerospace and defense industry.

Swiss stocks further detracted from the Index’s performance. Swiss healthcare companies declined, as a failed drug trial for a promising lung cancer treatment weighed on the pharmaceuticals industry. The industrials sector declined amid recession fears and a resurgence of COVID-19 cases in China, which pressured machinery manufacturers.

Stocks in Sweden and the Netherlands were notable detractors. The decline in global markets lowered the valuations of Swedish venture capital firms’ portfolios, weighing on the diversified financial services industry. In the Netherlands, the information technology sector detracted, driven by the semiconductor equipment industry. A leading Dutch supplier of semiconductor manufacturing technology faced worsening supply-chain constraints as it attempted to meet demand in the midst of a global semiconductor shortage.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. The momentum factor led to outperformance early in the reporting period due to favorable industry allocations, particularly an overweight in the semiconductors industry. However, stock selection in the healthcare, industrials, and financials sectors led to underperformance from December 2021 through May 2022. The most recent rebalance, in the spring of 2022, led to overweight positions in the energy and healthcare sectors and underweight positions in the consumer discretionary, information technology, and industrials sectors. The Index underperformed the broader market for the remainder of the reporting period.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	18.9%
Financials	16.9
Energy	13.9
Consumer Staples	12.2
Industrials	10.4
Materials	9.0
Consumer Discretionary	5.4
Communication Services	5.3
Utilities	4.4
Information Technology	2.7
Real Estate	0.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	18.9%
Canada	16.1
Japan	16.0
Switzerland	13.4
Australia	8.5
France	8.2
Denmark	5.0
Germany	3.1
Norway	1.6
Singapore	1.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Intl Quality Factor ETF

Investment Objective

The iShares MSCI Intl Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large-and mid-capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(13.78)%	5.62%	5.96%	(13.78)%	31.47%	54.77%

Fund Market	(13.65)	5.61	6.00	(13.65)	31.36	55.28

Index	(14.14)	5.61	6.06	(14.14)	31.39	55.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 13, 2015. The first day of secondary market trading was January 15, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 896.90	$ 1.41		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Intl Quality Factor ETF

Portfolio Management Commentary

Stocks featuring high quality characteristics from international developed markets declined for the reporting period. Rising global inflation, interest rate increases from many central banks, the war between Russia and Ukraine, and China’s strict lockdown policies to control the spread of COVID-19 slowed global economic growth and drove down equity prices. In particular, central bank interest rate increases negatively impacted stocks with high quality characteristics, which usually exhibit a growth-oriented bias. Value stocks outperformed growth stocks for the reporting period.

Stocks in Switzerland detracted from the Index’s performance. Pharmaceutical companies in the healthcare sector experienced disruptions in clinical trials due to the war between Russia and Ukraine, as a significant number of patients in the trials come from those two countries. In the industrials sector, production slowed during the reporting period. Rising production costs and weakening demand raised the likelihood of limited production for the remainder of 2022.

Stocks in the U.K also detracted from the Index’s performance, driven by the financials sector. Interest rate increases weighed on the insurance industry, as did a court ruling that forced coverage of business clients’ financial losses incurred during the coronavirus pandemic. In addition, amid the turmoil in global equity markets, the asset management industry’s revenue base decreased as investors late in the reporting period withdrew assets from U.K. mutual funds at the fastest pace since 2018.

Stocks in Japan, the Netherlands, and Germany also detracted from the Index’s performance. In Japan, industrial output declined throughout the first half of 2022 amid weak demand for the country’s exports, partially tied to tariffs the U.S. and China placed on one another. In the Netherlands, ongoing supply-chain difficulties tied to pandemic-related disruptions left makers of semiconductor equipment short of necessary production materials. In Germany, the industrials sector encountered declining production during the reporting period.

In terms of relative performance, the Index marginally underperformed the broader global market, as measured by the MSCI World ex USA Index. The Index trailed the broader market primarily due to its positioning within the financials sector, namely the banks and capital markets industries. Positioning with the energy sector also detracted from relative returns. On the upside, an underweight position in German stocks contributed to relative performance, as Germany’s stock market declined 19% between an all-time high in early January 2022 and the end of the reporting period. An overweight position in Denmark also contributed to relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.4%
Industrials	14.9
Health Care	11.8
Consumer Discretionary	10.8
Consumer Staples	10.3
Information Technology	8.0
Materials	7.5
Energy	6.8
Communication Services	4.5
Utilities	3.4
Real Estate	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	14.2%
Switzerland	13.3
Japan	12.9
France	9.8
Australia	7.5
Canada	6.5
Denmark	6.0
Netherlands	5.9
Hong Kong	5.6
Germany	4.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Intl Size Factor ETF

Investment Objective

The iShares MSCI Intl Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(14.94)%	1.99%	3.33%	(14.94)%	10.37%	26.26%

Fund Market	(15.13)	1.85	3.26	(15.13)	9.62	25.66

Index	(15.13)	1.92	3.32	(15.13)	9.98	26.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 16, 2015. The first day of secondary market trading was June 18, 2015.

Index performance through December 2, 2018 reflects the performance of the MSCI World ex USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI World ex USA Low Size Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 892.50	$ 1.41		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Intl Size Factor ETF

Portfolio Management Commentary

International developed market stocks with smaller-than-average capitalization declined for the reporting period. Rising global inflation, interest rate increases from many central banks, the war between Russia and Ukraine, and China’s strict lockdown policies to control the spread of COVID-19 slowed global economic growth and drove down equity prices. In that environment, smaller-capitalization stocks, which tend to be more exposed to economic cycles, trailed their large-capitalization counterparts.

Stocks in Japan, which represented approximately 29% of the Index on average, detracted the most from the Index’s performance. The Japanese yen weakened relative to the U.S. dollar, increasing costs for imported raw materials as the country’s exports continued a long-term downward trend. Within Japan, the industrials sector drove the decline as China’s latest round of coronavirus-related lockdowns disrupted production for Japanese industrial manufacturers while inflation raised prices for key raw materials. Similarly, in the consumer discretionary sector, supply constraints weighed on the retail industry, as did declining disposable incomes, tied to rising inflation.

Stocks in Germany, Sweden, and France also detracted from the Index’s performance. Concerns about recession increased across the E.U. in the first half of 2022, pushing the value of the euro to a 20-year low relative to the U.S. dollar. Interest rate increases by the Fed and the ECB heightened those concerns, as did surging natural gas costs. After invading Ukraine, Russia responded to global sanctions on its economy by drastically reducing gas shipments to the E.U., which normally relies on Russia for 40% of its gas needs, raising natural gas prices. Stocks in the U.K. also detracted from the Index’s performance. The homebuilding declined as an uncertain business outlook and weakening consumer demand halted growth in construction.

Due to its tilt toward smaller-than-average capitalization stocks, the Index underperformed the broader market, as measured by the MSCI World ex USA Index, on a relative performance basis. The size factor inherent in the Index historically tends to be sensitive to broader market cycles, outperforming as broader markets advance and underperforming as markets decline. Underweight positions in the pharmaceuticals, banking, and oil, gas, and consumable fuels industries also detracted from relative performance, while a small underweight in metals and mining contributed to relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	19.7%
Financials	15.0
Consumer Discretionary	11.2
Information Technology	8.4
Consumer Staples	8.4
Materials	8.2
Health Care	7.3
Real Estate	6.8
Communication Services	6.4
Utilities	5.2
Energy	3.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	27.9%
Canada	9.9
United Kingdom	9.3
France	7.0
Australia	6.8
Germany	6.0
Switzerland	4.6
Sweden	4.6
Hong Kong	3.9
Netherlands	3.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Intl Value Factor ETF

Investment Objective

The iShares MSCI Intl Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(8.02)%	1.27%	1.72%	(8.02)%	6.52%	12.90%

Fund Market	(7.85)	1.16	1.73	(7.85)	5.94	13.00

Index	(8.35)	1.24	1.72	(8.35)	6.38	12.88

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 16, 2015. The first day of secondary market trading was June 18, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 884.90	$ 1.40		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Intl Value Factor ETF

Portfolio Management Commentary

International developed market stocks declined during the reporting period; however, international DM equities with value exposure outperformed broad international developed markets on a relative basis. Rising global inflation, interest rate increases from many central banks, the war between Russia and Ukraine, and China’s strict policies aimed at controlling the spread of COVID-19 all contributed to widespread equity declines in international developed markets.

Japanese stocks detracted the most from the Index’s performance, driven by the information technology sector. Technology hardware and equipment companies declined as global shipments of personal computers decreased in the first half of 2022. Moreover, analysts concluded that many companies planned to decrease their technology hardware budgets, reducing demand expectations for hardware components. Manufacturing shutdowns and other impacts of pandemic-related lockdowns in China also weighed on the industry. The consumer discretionary sector also detracted as large automobiles manufacturers reduced vehicle production due to similar supply shortages and logistics problems.

German stocks also detracted significantly from the Index’s performance. In the consumer discretionary sector, automakers encountered supply disruptions. Sales of cars manufactured in Germany declined to a 30-year low in 2021, and the weak sales extended into the first half of 2022, as monthly sales at the end of the reporting period declined 13 – 18% from the same periods in the prior year.

French stocks also detracted from the Index’s return. The French financials sector drove the decline as large banks reconsidered their exposure to Russia in the wake of its Ukraine invasion, with some ultimately choosing to leave Russia altogether. France’s inflation reached a record high late in the reporting period, heightening recession fears across the E.U.

On the upside, stocks in the U.K. contributed to the Index’s return. Oil, gas, and consumable fuels companies within the energy sector benefited from surging oil and gas prices. The consumer staples sector also contributed as demand for tobacco products persisted despite rising inflation.

The Index outperformed the broader market as measured by the MSCI World ex USA Index. Value stocks, which generally have modest long-term growth expectations and relatively predictable cash flows, generally perform well relative to the broader market amid high or rising inflation. Stock selection in the IT services industry and an underweight position in the textile, apparel, and luxury goods industry contributed to relative performance, whereas an overweight in automobiles detracted from relative performance. From a country perspective, an underweight position in the Netherlands contributed to relative performance, while an overweight position in Italy detracted.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.7%
Industrials	14.8
Health Care	11.5
Consumer Discretionary	10.5
Consumer Staples	9.9
Information Technology	8.1
Materials	7.9
Energy	6.5
Communication Services	4.7
Utilities	3.6
Real Estate	2.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	34.3%
United Kingdom	16.5
France	10.8
Germany	8.3
Switzerland	5.7
Australia	4.6
Italy	3.2
Canada	3.1
Hong Kong	2.6
Spain	2.3

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments July 31, 2022	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.5%
Ampol Ltd.	23,138	$548,174
APA Group	183,465	1,504,294
ASX Ltd.	19,294	1,199,214
Aurizon Holdings Ltd.	174,635	494,269
BHP Group Ltd.	515,098	14,095,840
Coles Group Ltd.	125,761	1,656,315
Commonwealth Bank of Australia	129,311	9,183,331
Computershare Ltd.	107,514	1,899,448
Endeavour Group Ltd./Australia	148,080	825,018
Fortescue Metals Group Ltd.	192,201	2,473,350
Glencore PLC	1,478,172	8,377,834
Goodman Group	173,457	2,538,554
Lottery Corp. Ltd. (The)(a)(b)	167,829	532,370
Macquarie Group Ltd.	34,456	4,409,795
Mineral Resources Ltd.	23,393	891,369
National Australia Bank Ltd.	331,678	7,163,087
Orica Ltd.	37,230	441,258
Origin Energy Ltd.	281,094	1,180,135
QBE Insurance Group Ltd.	124,963	1,010,416
Ramsay Health Care Ltd.	18,450	911,462
Rio Tinto Ltd.	31,569	2,187,244
South32 Ltd.	753,639	2,054,129
Telstra Corp. Ltd.	405,823	1,109,118
WiseTech Global Ltd.	10,166	360,025
Woodside Energy Group Ltd.	126,841	2,864,131

		69,910,180

Austria — 0.2%
OMV AG	9,120	388,420
Verbund AG	7,856	863,889

		1,252,309

Belgium — 0.3%
D’ieteren Group	2,980	489,096
Elia Group SA/NV	6,675	1,013,343
UCB SA	13,923	1,087,926

		2,590,365

Canada — 16.0%
Alimentation Couche-Tard Inc.	119,801	5,352,243
AltaGas Ltd.	29,820	664,374
ARC Resources Ltd.	123,749	1,735,607
Bank of Montreal	51,267	5,110,886
Bank of Nova Scotia (The)	71,627	4,363,455
Barrick Gold Corp.	172,116	2,712,351
BCE Inc.	7,665	387,275
Brookfield Asset Management Inc., Class A	68,791	3,413,362
Cameco Corp.	41,709	1,074,197
Canadian Imperial Bank of Commerce	52,528	2,657,267
Canadian National Railway Co.	34,238	4,337,535
Canadian Natural Resources Ltd.	197,462	10,903,548
Cenovus Energy Inc.	242,952	4,629,283
Constellation Software Inc.	1,115	1,896,741
Dollarama Inc.	41,404	2,509,363
Emera Inc.	24,435	1,158,447
Empire Co. Ltd., Class A, NVS	14,772	448,276
Enbridge Inc.	198,267	8,904,248
Fairfax Financial Holdings Ltd.	3,587	1,932,226
First Quantum Minerals Ltd.	51,743	945,520
Fortis Inc.	53,696	2,536,466
George Weston Ltd.	13,584	1,621,318

Security	Shares	Value

Canada (continued)
Gildan Activewear Inc.	9,269	$271,653
Great-West Lifeco Inc.	12,731	309,390
Hydro One Ltd.(c)	43,521	1,215,006
Imperial Oil Ltd.	39,685	1,901,893
Intact Financial Corp.	14,900	2,217,750
Ivanhoe Mines Ltd., Class A(a)	43,047	267,584
Loblaw Companies Ltd.	34,255	3,118,274
Metro Inc.	35,001	1,938,168
Nutrien Ltd.	113,272	9,696,518
Pembina Pipeline Corp.	56,852	2,170,547
RioCan REIT	12,065	193,617
Rogers Communications Inc., Class B, NVS	46,091	2,118,915
Royal Bank of Canada	102,970	10,040,088
Shaw Communications Inc., Class B, NVS	34,262	926,817
Suncor Energy Inc.	203,193	6,896,074
Teck Resources Ltd., Class B	76,473	2,248,415
TELUS Corp.	63,072	1,452,003
Toromont Industries Ltd.	7,112	598,984
Toronto-Dominion Bank (The)	137,065	8,903,258
Tourmaline Oil Corp.	64,416	4,035,841
Wheaton Precious Metals Corp.	38,195	1,310,600
WSP Global Inc.	6,521	786,767

		131,912,150

Denmark — 5.0%
AP Moller - Maersk A/S, Class A	344	921,567
AP Moller - Maersk A/S, Class B, NVS	540	1,474,380
Demant A/S(a)	5,185	197,526
Novo Nordisk A/S, Class B	320,327	37,309,688
Tryg A/S	38,677	881,888

		40,785,049

Finland — 0.7%
Elisa OYJ	13,458	744,296
Nokia OYJ	389,060	2,026,450
Nordea Bank Abp	193,030	1,903,269
Stora Enso OYJ, Class R	65,023	1,005,625

		5,679,640

France — 8.2%
Aeroports de Paris(a)	2,733	377,624
Air Liquide SA	60,917	8,375,013
Airbus SE	31,198	3,363,821
ArcelorMittal SA	36,073	890,063
AXA SA	122,267	2,817,338
Bureau Veritas SA	19,799	546,068
Capgemini SE	12,918	2,463,938
Carrefour SA	84,489	1,439,865
Cie. de Saint-Gobain	26,251	1,224,079
Dassault Aviation SA	5,063	724,124
EssilorLuxottica SA	17,758	2,784,141
Eurazeo SE	2,090	149,284
Getlink SE	60,351	1,207,884
Hermes International	1,549	2,125,141
Ipsen SA	3,166	320,264
Orange SA	207,111	2,116,350
Pernod Ricard SA	15,843	3,112,268
Publicis Groupe SA	13,220	703,507
Remy Cointreau SA	1,896	374,568
Sanofi	126,730	12,593,606
Schneider Electric SE	25,188	3,483,597
Teleperformance	3,233	1,081,118

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Thales SA	18,180	$2,260,858
TotalEnergies SE	224,240	11,453,586
Veolia Environnement SA	41,416	1,035,849
Vivendi SE	64,227	609,728

		67,633,682

Germany — 3.0%
Bayer AG, Registered	111,084	6,479,556
Deutsche Boerse AG	19,201	3,351,828
Deutsche Telekom AG, Registered	279,244	5,305,350
Mercedes-Benz Group AG	43,328	2,555,225
Merck KGaA	7,479	1,424,455
Nemetschek SE	2,706	181,157
Rheinmetall AG	8,805	1,614,635
RWE AG	73,252	3,013,437
Siemens Healthineers AG(c)	12,850	658,481
Telefonica Deutschland Holding AG	116,845	310,647

		24,894,771

Hong Kong — 0.4%
BOC Hong Kong Holdings Ltd.	308,000	1,114,133
CK Asset Holdings Ltd.	166,000	1,175,235
CK Infrastructure Holdings Ltd.	60,500	379,382
Power Assets Holdings Ltd.	142,500	933,053

		3,601,803

Ireland — 0.1%
Kingspan Group PLC	9,053	585,983

Israel — 1.1%
Azrieli Group Ltd.	3,316	265,800
Bank Hapoalim BM	99,509	927,424
Bank Leumi Le-Israel BM	236,351	2,298,185
CyberArk Software Ltd.(a)(b)	1,888	245,685
Elbit Systems Ltd.	5,389	1,243,422
ICL Group Ltd.	122,132	1,112,918
Israel Discount Bank Ltd., Class A	123,672	703,182
Mizrahi Tefahot Bank Ltd.	17,922	666,269
Tower Semiconductor Ltd.(a)	20,658	984,724
ZIM Integrated Shipping Services Ltd.	8,202	408,624

		8,856,233

Italy — 1.1%
Assicurazioni Generali SpA	65,212	974,896
Atlantia SpA	63,196	1,460,500
Eni SpA	245,392	2,949,754
Mediobanca Banca di Credito Finanziario SpA	28,527	244,668
Snam SpA	173,740	871,746
Tenaris SA	73,800	1,032,760
Terna - Rete Elettrica Nazionale	190,855	1,461,148

		8,995,472

Japan — 16.0%
Ajinomoto Co. Inc.	59,000	1,552,643
Asahi Group Holdings Ltd.	23,300	810,056
Astellas Pharma Inc.	157,200	2,461,970
Bridgestone Corp.	31,000	1,209,181
Canon Inc.	98,100	2,320,832
Dai Nippon Printing Co. Ltd.	16,700	368,524
Dai-ichi Life Holdings Inc.	95,600	1,662,950
Daiwa Securities Group Inc.	84,300	389,148
Denso Corp.	26,200	1,433,011
Dentsu Group Inc.	21,500	751,028
Fuji Electric Co. Ltd.	8,800	397,460

Security	Shares	Value

Japan (continued)
Fujitsu Ltd.	10,400	$1,394,248
Hitachi Ltd.	53,600	2,713,663
Idemitsu Kosan Co. Ltd.	23,200	603,311
Inpex Corp.	213,800	2,450,527
Isuzu Motors Ltd.	46,800	513,330
ITOCHU Corp.	134,300	3,909,427
JFE Holdings Inc.	25,200	284,126
KDDI Corp.	233,300	7,480,139
Konami Group Corp.	10,100	596,965
Marubeni Corp.	277,900	2,585,100
Mazda Motor Corp.	28,400	239,400
Mitsubishi Corp.	196,600	5,842,810
Mitsubishi Heavy Industries Ltd.	51,900	1,927,175
Mitsubishi UFJ Financial Group Inc.	1,466,500	8,262,982
Mitsui & Co. Ltd.	187,700	4,141,087
Mitsui OSK Lines Ltd.	52,400	1,436,855
MS&AD Insurance Group Holdings Inc.	42,600	1,381,575
Nexon Co. Ltd.	47,500	1,078,350
Nippon Sanso Holdings Corp.	8,200	138,274
Nippon Steel Corp.	50,200	746,987
Nippon Telegraph & Telephone Corp.	200,800	5,735,916
Nippon Yusen KK	24,800	1,948,072
Nissin Foods Holdings Co. Ltd.	5,200	376,616
Nomura Real Estate Holdings Inc.	9,900	240,168
NTT Data Corp.	66,500	1,006,477
Ono Pharmaceutical Co. Ltd.	52,200	1,467,806
Oriental Land Co. Ltd./Japan	20,800	3,158,037
ORIX Corp.	109,300	1,947,925
Osaka Gas Co. Ltd.	48,500	871,938
Persol Holdings Co. Ltd.	10,100	209,088
Renesas Electronics Corp.(a)	74,800	712,459
Resona Holdings Inc.	277,200	1,077,268
Secom Co. Ltd.	20,200	1,349,159
Seven & i Holdings Co. Ltd.	91,600	3,733,635
Shimadzu Corp.	12,600	448,294
Shionogi & Co. Ltd.	21,300	1,092,508
Sompo Holdings Inc.	27,300	1,218,432
Sumitomo Chemical Co. Ltd.	71,800	282,169
Sumitomo Corp.	166,200	2,336,764
Sumitomo Metal Mining Co. Ltd.	25,500	801,817
Suntory Beverage & Food Ltd.	19,300	761,529
T&D Holdings Inc.	48,300	546,661
Takeda Pharmaceutical Co. Ltd.	127,400	3,737,940
Tokio Marine Holdings Inc.	79,900	4,677,340
Tokyo Electric Power Co. Holdings Inc.(a)	211,000	830,362
Tokyo Electron Ltd.	10,600	3,648,450
Tokyo Gas Co. Ltd.	49,600	974,189
Toppan Inc.	23,800	404,968
Toshiba Corp.	32,300	1,310,331
Toyota Motor Corp.	1,279,400	20,765,972
Toyota Tsusho Corp.	11,100	378,837
Trend Micro Inc/Japan	14,900	865,902
USS Co. Ltd.	21,400	419,922
Yakult Honsha Co. Ltd.	15,600	950,032

		131,370,117

Netherlands — 1.2%
Aegon NV	155,928	684,868
Davide Campari-Milano NV	23,961	266,012
IMCD NV	2,984	477,884
Koninklijke Ahold Delhaize NV	99,560	2,741,755

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Koninklijke KPN NV	378,978	$1,250,245
NN Group NV	20,262	950,742
OCI NV	16,755	581,677
Wolters Kluwer NV	29,527	3,206,699

		10,159,882

New Zealand — 0.1%
Spark New Zealand Ltd.	159,378	512,492

Norway — 1.6%
Aker BP ASA	32,546	1,130,855
Equinor ASA	200,716	7,728,345
Kongsberg Gruppen ASA	18,077	666,114
Mowi ASA	42,332	976,815
Norsk Hydro ASA	183,532	1,243,472
Salmar ASA	7,156	512,575
Yara International ASA	13,617	580,320

		12,838,496

Portugal — 0.1%
Galp Energia SGPS SA	52,232	551,339
Jeronimo Martins SGPS SA	27,679	640,684

		1,192,023

Singapore — 1.4%
Capitaland Investment Ltd/Singapore	430,400	1,224,629
City Developments Ltd.	33,700	189,334
DBS Group Holdings Ltd.	152,900	3,488,925
Keppel Corp. Ltd.	206,400	1,031,212
Oversea-Chinese Banking Corp. Ltd.	213,500	1,809,348
Singapore Airlines Ltd.(a)(b)	99,600	394,033
Singapore Telecommunications Ltd.	739,200	1,397,881
United Overseas Bank Ltd.	110,100	2,196,642

		11,732,004

Spain — 1.1%
Acciona SA	3,554	731,308
CaixaBank SA	474,113	1,423,635
EDP Renovaveis SA	16,990	441,898
Naturgy Energy Group SA	27,128	795,721
Red Electrica Corp. SA	18,676	367,177
Repsol SA	188,440	2,347,634
Telefonica SA	692,192	3,089,731

		9,197,104

Sweden — 1.4%
Boliden AB	36,771	1,228,845
Epiroc AB, Class A	35,821	633,376
Epiroc AB, Class B	18,902	300,231
Hexagon AB, Class B	109,621	1,290,737
Holmen AB, Class B	19,818	814,360
Investor AB, Class A	41,163	846,322
Investor AB, Class B	98,738	1,842,621
Lifco AB, Class B	10,677	207,838
Nibe Industrier AB, Class B	71,298	718,264
Svenska Cellulosa AB SCA, Class B	99,091	1,448,669
Tele2 AB, Class B	63,429	724,590
Telia Co. AB	316,639	1,169,774
Volvo Car AB, Class B(a)(b)	50,418	375,401

		11,601,028

Switzerland — 13.3%
ABB Ltd., Registered	83,273	2,531,466
Baloise Holding AG, Registered	4,286	682,884
Barry Callebaut AG, Registered	335	742,247

Security	Shares	Value

Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	109	$1,205,394
Chocoladefabriken Lindt & Spruengli AG, Registered	13	1,499,187
Cie. Financiere Richemont SA, Class A, Registered	42,086	5,074,625
Kuehne + Nagel International AG, Registered	2,566	691,079
Nestle SA, Registered	283,319	34,714,304
Novartis AG, Registered	233,132	20,032,946
Roche Holding AG, Bearer	2,468	1,006,116
Roche Holding AG, NVS	67,244	22,325,312
Sika AG, Registered	9,228	2,280,123
Sonova Holding AG, Registered	4,297	1,547,701
Swiss Life Holding AG, Registered	3,403	1,802,693
Swisscom AG, Registered	3,422	1,850,061
UBS Group AG, Registered	264,553	4,322,881
Vifor Pharma AG (a)	6,451	1,127,070
Zurich Insurance Group AG	14,276	6,231,878

		109,667,967

United Kingdom — 18.8%
3i Group PLC	48,251	749,712
Anglo American PLC	118,474	4,282,225
AstraZeneca PLC	201,084	26,450,832
Aviva PLC	207,609	1,005,414
BAE Systems PLC	534,126	5,020,110
BP PLC	1,734,532	8,489,250
British American Tobacco PLC	298,428	11,693,493
BT Group PLC	618,764	1,221,640
Bunzl PLC	43,820	1,644,593
CNH Industrial NV	84,666	1,090,723
Diageo PLC	253,170	11,993,133
Ferguson PLC	11,136	1,400,894
GSK PLC	604,490	12,700,457
Haleon PLC(a)	755,613	2,685,101
HSBC Holdings PLC	1,715,205	10,743,970
National Grid PLC	600,798	8,272,744
NatWest Group PLC	339,904	1,032,376
Pearson PLC	56,006	518,350
RELX PLC	192,871	5,710,802
Segro PLC	138,836	1,857,345
Severn Trent PLC	33,712	1,212,008
Shell PLC	1,097,047	29,265,169
SSE PLC	110,763	2,392,303
Tesco PLC	692,862	2,222,102
United Utilities Group PLC	72,535	963,739
WPP PLC	53,993	582,713

		155,201,198

Total Common Stocks — 99.6% (Cost: $834,795,387)		820,169,948

Preferred Stocks

Germany — 0.0%
Bayerische Motoren Werke AG, Preference Shares, NVS	2,944	223,523

Total Preferred Stocks — 0.0% (Cost: $253,640)		223,523

Total Long-Term Investments — 99.6% (Cost: $835,049,027)		820,393,471

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	1,219,248	$1,219,126
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	190,000	190,000

Total Short-Term Securities — 0.2% (Cost: $1,409,069)		1,409,126

Total Investments in Securities — 99.8% (Cost: $836,458,096)		821,802,597

Other Assets Less Liabilities — 0.2%		1,604,505

Net Assets — 100.0%		$823,407,102

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,219,198	(a)	$—		$(129)	$57	$1,219,126	1,219,248	$14,988	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	—		(110,000	)(a)	—	—	190,000	190,000	7,770		—

						$(129)	$57	$1,409,126		$22,758		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	54	09/08/22	$785	$10,812
Euro STOXX 50 Index	11	09/16/22	415	26,553
FTSE 100 Index	18	09/16/22	1,616	48,437

				$85,802

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Momentum Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$85,802	$—	$—	$—	$85,802

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(287,301)	$—	$—	$—	$(287,301)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$103,667	$—	$—	$—	$103,667

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,244,790

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$136,911,000	$683,258,948	$—	$820,169,948
Preferred Stocks	—	223,523	—	223,523
Money Market Funds	1,409,126	—	—	1,409,126

	$138,320,126	$683,482,471	$—	$821,802,597

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$85,802	$—	$85,802

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.5%
Aristocrat Leisure Ltd.	330,989	$8,257,530
ASX Ltd.	168,686	10,484,638
BHP Group Ltd.	3,471,616	95,002,008
Brambles Ltd.	771,371	6,208,535
Dexus	656,190	4,409,600
Fortescue Metals Group Ltd.	1,078,793	13,882,510
Goodman Group	1,649,628	24,142,406
Insurance Australia Group Ltd.	1,703,554	5,360,341
Medibank Pvt Ltd.	2,873,462	6,909,331
Mirvac Group	2,251,170	3,410,491
REA Group Ltd.	50,883	4,489,118
Rio Tinto Ltd.	278,685	19,308,564
Rio Tinto PLC	828,314	50,004,883
Stockland	1,310,704	3,551,597
Washington H Soul Pattinson & Co. Ltd.	233,496	4,227,365
Wesfarmers Ltd.	827,930	27,127,550
Woodside Energy Group Ltd.	610,080	13,775,898

		300,552,365

Austria — 0.3%
OMV AG	193,245	8,230,290
Verbund AG	45,509	5,004,419

		13,234,709

Belgium — 0.4%
Ageas SA/NV	102,635	4,479,535
Proximus SADP	82,023	1,136,592
Sofina SA	15,941	3,733,210
Umicore SA	83,111	3,010,477
Warehouses De Pauw CVA	79,275	2,694,890

		15,054,704

Canada — 6.4%
Alimentation Couche-Tard Inc.	342,572	15,304,786
ARC Resources Ltd.	972,296	13,636,669
Canadian National Railway Co.	340,709	43,163,657
Canadian Tire Corp. Ltd., Class A, NVS	29,068	3,734,315
CCL Industries Inc., Class B, NVS	59,774	3,002,820
CGI Inc.(a)	89,728	7,693,674
Constellation Software Inc.	11,938	20,307,885
Franco-Nevada Corp.	68,609	8,785,145
Great-West Lifeco Inc.	209,226	5,084,622
iA Financial Corp. Inc.	85,940	4,728,697
IGM Financial Inc.	58,264	1,691,660
Intact Financial Corp.	143,774	21,399,652
Magna International Inc.	137,808	8,799,782
Manulife Financial Corp.	1,571,341	28,762,823
Onex Corp.	41,549	2,220,619
Power Corp. of Canada	393,216	10,685,968
Sun Life Financial Inc.	469,117	21,782,591
TMX Group Ltd.	41,480	4,256,028
Toromont Industries Ltd.	48,360	4,072,958
Tourmaline Oil Corp.	429,508	26,909,864
West Fraser Timber Co. Ltd.	32,579	3,050,171

		259,074,386

Denmark — 6.0%
AP Moller - Maersk A/S, Class A	2,125	5,692,822
AP Moller - Maersk A/S, Class B, NVS	3,593	9,810,087
Chr Hansen Holding A/S	36,216	2,370,439
Coloplast A/S, Class B	100,019	11,706,115

Security	Shares	Value

Denmark (continued)
DSV A/S	96,172	$16,205,069
Novo Nordisk A/S, Class B	1,404,947	163,639,450
Novozymes A/S, Class B	113,344	7,240,444
Orsted A/S(b)	81,623	9,502,274
Pandora A/S	88,140	6,548,071
Rockwool A/S, Class B	5,184	1,284,590
Tryg A/S	235,286	5,364,837

		239,364,198

Finland — 2.1%
Elisa OYJ	119,584	6,613,602
Kesko OYJ, Class B	107,215	2,651,766
Kone OYJ, Class B	308,446	14,096,424
Neste OYJ	776,777	39,942,870
Orion OYJ, Class B	70,184	3,350,408
Sampo OYJ, Class A	384,857	16,626,874

		83,281,944

France — 9.7%
Amundi SA(b)	38,574	2,094,368
AXA SA	1,285,153	29,613,150
BioMerieux	21,485	2,325,479
Hermes International	25,350	34,778,776
Ipsen SA	20,617	2,085,557
Kering SA	49,453	28,311,395
La Francaise des Jeux SAEM(b)	96,841	3,458,969
L’Oreal SA	112,785	42,639,195
LVMH Moet Hennessy Louis Vuitton SE	180,626	125,418,384
Sartorius Stedim Biotech	16,890	6,756,665
TotalEnergies SE	2,212,200	112,993,322

		390,475,260

Germany — 3.9%
adidas AG	86,970	15,045,068
Allianz SE, Registered	323,847	58,812,586
Bechtle AG	33,426	1,546,082
Beiersdorf AG	37,045	3,820,255
Brenntag SE	78,734	5,530,677
Deutsche Boerse AG	148,110	25,854,866
Deutsche Post AG, Registered	607,952	24,281,519
Hannover Rueck SE	44,087	6,253,610
Henkel AG & Co. KGaA	34,650	2,184,849
Knorr-Bremse AG	48,647	2,898,172
Nemetschek SE	29,159	1,952,095
Rational AG	3,481	2,426,414
Rheinmetall AG	23,842	4,372,076

		154,978,269

Hong Kong — 5.6%
AIA Group Ltd.	8,958,400	90,001,852
Chow Tai Fook Jewellery Group Ltd.	1,355,000	2,679,862
CK Asset Holdings Ltd.	1,061,500	7,515,130
CK Infrastructure Holdings Ltd.	362,500	2,273,155
CLP Holdings Ltd.	924,000	7,835,122
Hang Seng Bank Ltd.	527,500	8,508,900
Henderson Land Development Co. Ltd.	741,000	2,579,529
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,231,500	1,113,855
Hong Kong & China Gas Co. Ltd.	5,524,370	5,834,465
Hong Kong Exchanges & Clearing Ltd.	1,322,800	60,703,866
Power Assets Holdings Ltd.	903,500	5,915,887
Sino Land Co. Ltd.	1,884,000	2,799,317
SITC International Holdings Co. Ltd.	1,147,000	3,905,450

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sun Hung Kai Properties Ltd.	795,500	$9,495,987
Swire Properties Ltd.	599,400	1,428,208
Techtronic Industries Co. Ltd.	866,500	9,615,222
Xinyi Glass Holdings Ltd.	1,463,000	2,885,523

		225,091,330

Ireland — 0.4%
James Hardie Industries PLC	280,900	6,937,305
Kingspan Group PLC	92,945	6,016,151
Smurfit Kappa Group PLC	79,559	2,883,807

		15,837,263

Israel — 0.6%
Azrieli Group Ltd.	18,585	1,489,717
Bank Hapoalim BM	750,422	6,993,936
Bank Leumi Le-Israel BM	985,441	9,582,043
Check Point Software Technologies Ltd.(a)	60,976	7,597,609

		25,663,305

Italy — 2.5%
Assicurazioni Generali SpA	687,600	10,279,376
DiaSorin SpA	11,405	1,585,779
Enel SpA	3,635,873	18,329,396
Ferrari NV	107,181	22,761,196
FinecoBank Banca Fineco SpA	521,828	6,485,260
Moncler SpA	120,302	6,030,603
Recordati Industria Chimica e Farmaceutica SpA	62,903	2,789,704
Snam SpA	1,126,681	5,653,158
Stellantis NV	1,832,735	26,318,537

		100,233,009

Japan — 12.9%
Advantest Corp.	115,300	6,857,696
Bandai Namco Holdings Inc.	121,000	9,452,811
Capcom Co. Ltd.	162,200	4,508,759
Chugai Pharmaceutical Co. Ltd.	441,500	12,402,964
CyberAgent Inc.	406,900	4,060,211
Daifuku Co. Ltd.	50,500	3,220,209
Daito Trust Construction Co. Ltd.	58,100	5,508,029
Daiwa House Industry Co. Ltd.	367,400	9,077,745
Disco Corp.	14,200	3,469,482
Hakuhodo DY Holdings Inc.	142,500	1,465,705
Hoya Corp.	209,200	20,960,090
Idemitsu Kosan Co. Ltd.	224,300	5,832,877
Itochu Techno-Solutions Corp.	39,300	1,053,228
Japan Exchange Group Inc.	455,400	7,241,193
Japan Real Estate Investment Corp.	603	2,911,864
Japan Tobacco Inc.	398,600	7,157,107
Kakaku.com Inc.	135,100	2,646,155
Kao Corp.	159,700	6,946,055
KDDI Corp.	1,054,400	33,806,508
Kikkoman Corp.	56,500	3,350,151
Kobayashi Pharmaceutical Co. Ltd.	19,500	1,299,088
Kobe Bussan Co. Ltd.	83,500	2,380,180
Koei Tecmo Holdings Co. Ltd.	38,490	1,343,699
Koito Manufacturing Co. Ltd.	51,200	1,683,031
Konami Group Corp.	61,300	3,623,163
Lasertec Corp.	52,800	7,559,379
M3 Inc.	220,700	7,689,168
Makita Corp.	114,100	2,788,427
McDonald’s Holdings Co. Japan Ltd.	53,900	2,023,160
MEIJI Holdings Co. Ltd.	42,600	2,224,146
MISUMI Group Inc.	167,400	4,164,627

Security	Shares	Value

Japan (continued)
MonotaRO Co. Ltd.	218,000	$3,892,463
MS&AD Insurance Group Holdings Inc.	350,000	11,350,968
Nexon Co. Ltd.	316,900	7,194,296
Nihon M&A Center Holdings Inc.	237,900	3,183,586
Nintendo Co. Ltd.	100,100	44,762,022
Nippon Building Fund Inc.	709	3,761,065
Nippon Prologis REIT Inc.	1,035	2,691,524
Nippon Telegraph & Telephone Corp.	640,800	18,304,656
Nissan Chemical Corp.	67,800	3,466,826
Nitori Holdings Co. Ltd.	47,600	5,036,012
Nitto Denko Corp.	50,500	3,251,961
Nomura Research Institute Ltd.	129,900	3,902,754
Obic Co. Ltd.	29,100	4,652,206
Open House Group Co. Ltd.	46,400	2,024,210
Oracle Corp. Japan	30,000	1,871,046
Osaka Gas Co. Ltd.	189,500	3,406,849
Otsuka Corp.	44,500	1,387,763
Recruit Holdings Co. Ltd.	861,400	32,193,129
SCSK Corp.	56,900	1,002,023
Secom Co. Ltd.	103,400	6,906,093
Sekisui Chemical Co. Ltd.	181,300	2,550,793
Sekisui House Ltd.	299,500	5,304,563
SG Holdings Co. Ltd.	190,600	3,637,512
Shimadzu Corp.	92,000	3,273,261
Shimano Inc.	51,000	8,519,357
Shin-Etsu Chemical Co. Ltd.	154,000	19,726,512
SMC Corp.	32,000	15,770,760
Sompo Holdings Inc.	265,800	11,862,975
Square Enix Holdings Co. Ltd.	68,500	3,178,386
T&D Holdings Inc.	394,700	4,467,230
Tokio Marine Holdings Inc.	494,300	28,936,282
Tokyo Electron Ltd.	99,700	34,316,086
Tosoh Corp.	108,700	1,416,926
Trend Micro Inc/Japan	54,200	3,149,790
Unicharm Corp.	161,000	5,831,780
USS Co. Ltd.	136,300	2,674,549
Welcia Holdings Co. Ltd.	39,700	886,696
Yamaha Corp.	76,000	3,241,708
Yamaha Motor Co. Ltd.	148,000	2,858,935
ZOZO Inc.	125,600	2,713,171

		517,265,631

Netherlands — 5.9%
Adyen NV(a)(b)	12,304	22,132,088
ASM International NV	24,351	7,479,937
ASML Holding NV	279,041	160,381,013
Euronext NV(b)	59,109	4,816,116
NN Group NV	184,192	8,642,730
Randstad NV	66,863	3,379,455
Universal Music Group NV	510,575	11,557,630
Wolters Kluwer NV	174,801	18,983,784

		237,372,753

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	447,273	5,981,214
Mercury NZ Ltd.	341,181	1,304,989
Meridian Energy Ltd.	679,679	2,132,999
Spark New Zealand Ltd.	1,424,282	4,579,885

		13,999,087

Norway — 1.4%
Aker BP ASA	227,996	7,922,028

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Equinor ASA	997,854	$38,421,254
Gjensidige Forsikring ASA	220,949	4,621,314
Mowi ASA	130,525	3,011,876
Orkla ASA	249,707	2,155,539
Salmar ASA	24,340	1,743,443

		57,875,454

Singapore — 0.8%
Ascendas Real Estate Investment Trust	1,663,500	3,580,615
Oversea-Chinese Banking Corp. Ltd.	2,275,400	19,283,326
Singapore Exchange Ltd.	958,800	6,873,245
Singapore Technologies Engineering Ltd.	1,034,600	3,016,645

		32,753,831

Spain — 1.5%
EDP Renovaveis SA	138,256	3,595,939
Enagas SA	30,251	597,114
Endesa SA	291,694	5,346,582
Iberdrola SA	3,002,342	32,060,429
Iberdrola SA, NVS	83,398	889,025
Industria de Diseno Textil SA	683,597	16,602,489
Red Electrica Corp. SA	120,954	2,378,002

		61,469,580

Sweden — 3.8%
Alfa Laval AB	160,371	4,795,383
Assa Abloy AB, Class B	556,983	13,159,292
Atlas Copco AB, Class A	2,090,860	24,440,814
Atlas Copco AB, Class B	1,210,713	12,576,509
Boliden AB	122,733	4,101,598
Electrolux AB, Class B	144,994	2,091,367
Epiroc AB, Class A	500,445	8,848,711
Epiroc AB, Class B	301,682	4,791,790
EQT AB	317,766	8,625,216
Evolution AB(b)	129,024	12,519,299
Husqvarna AB, Class B	231,426	1,844,403
Indutrade AB	168,316	3,956,024
Investment AB Latour, Class B	72,547	1,805,066
Kinnevik AB, Class B(a)	185,981	3,349,866
Lifco AB, Class B	147,902	2,879,060
Nibe Industrier AB, Class B	820,770	8,268,523
Sagax AB, Class B	140,196	3,613,144
Sandvik AB	609,864	11,237,463
SKF AB, Class B	214,897	3,616,596
Volvo AB, Class A	108,993	2,030,924
Volvo AB, Class B	813,820	14,611,343

		153,162,391

Switzerland — 13.3%
ABB Ltd., Registered	923,509	28,074,304
Baloise Holding AG, Registered	31,344	4,994,010
EMS-Chemie Holding AG, Registered	4,989	3,961,688
Geberit AG, Registered	34,142	17,981,794
Givaudan SA, Registered	3,338	11,668,168
Kuehne + Nagel International AG, Registered	46,040	12,399,554
Logitech International SA, Registered	112,295	6,317,960
Nestle SA, Registered	1,164,290	142,657,278
Partners Group Holding AG	28,000	30,568,886
Roche Holding AG, Bearer	17,582	7,167,559
Roche Holding AG, NVS	458,161	152,111,521
Schindler Holding AG, Participation Certificates, NVS	27,773	5,428,478
Schindler Holding AG, Registered	15,611	2,964,322
Sonova Holding AG, Registered	28,332	10,204,670

Security	Shares	Value

Switzerland (continued)
Straumann Holding AG	68,148	$9,217,050
Swiss Re AG	218,051	16,361,849
Swisscom AG, Registered	15,679	8,476,653
Temenos AG, Registered	29,102	2,309,899
VAT Group AG(b)	23,198	6,754,593
Zurich Insurance Group AG	121,937	53,228,955

		532,849,191

United Kingdom — 14.1%
abrdn PLC	1,404,053	2,846,608
Admiral Group PLC	219,915	5,139,761
Anglo American PLC	751,036	27,146,083
Ashtead Group PLC	249,403	14,038,822
Auto Trader Group PLC(b)	1,120,072	8,635,210
Aviva PLC	1,959,570	9,489,852
BAE Systems PLC	1,776,471	16,696,586
Barratt Developments PLC	566,418	3,473,103
Berkeley Group Holdings PLC	70,202	3,638,110
British Land Co. PLC (The)	435,662	2,619,521
Bunzl PLC	198,555	7,451,898
Burberry Group PLC	279,754	6,149,988
Croda International PLC	59,729	5,462,217
Diageo PLC	1,053,340	49,898,671
Experian PLC	578,004	20,237,223
Ferguson PLC	190,852	24,008,932
GSK PLC	2,462,744	51,742,751
Haleon PLC(a)	3,078,431	10,939,328
Halma PLC	166,308	4,683,712
Hargreaves Lansdown PLC	474,939	4,916,931
Hikma Pharmaceuticals PLC	82,523	1,744,288
Imperial Brands PLC	465,796	10,227,171
Intertek Group PLC	110,430	5,901,953
JD Sports Fashion PLC	1,394,854	2,215,533
Johnson Matthey PLC	78,145	2,043,061
London Stock Exchange Group PLC	226,387	22,093,713
Mondi PLC	190,767	3,620,226
National Grid PLC	1,620,983	22,320,277
Next PLC	88,858	7,397,588
Persimmon PLC	250,054	5,767,798
Prudential PLC	2,040,748	25,171,373
Reckitt Benckiser Group PLC	323,456	26,237,047
RELX PLC	1,319,661	39,074,424
Rentokil Initial PLC	1,044,050	6,893,819
Sage Group PLC (The)	428,102	3,689,431
Schroders PLC	104,366	3,785,532
Segro PLC	620,526	8,301,384
Spirax-Sarco Engineering PLC	52,063	7,596,457
St. James’s Place PLC	531,811	7,988,369
Taylor Wimpey PLC	1,986,402	3,091,792
Unilever PLC	1,359,675	66,220,098
WPP PLC	704,057	7,598,453

		568,195,094

Total Common Stocks — 99.4% (Cost: $3,970,272,179)		3,997,783,754

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.1%
Henkel AG & Co. KGaA, Preference Shares, NVS	56,906	$3,635,343

Total Preferred Stocks — 0.1% (Cost: $5,370,562)		3,635,343

Total Long-Term Investments — 99.5% (Cost: $3,975,642,741)		4,001,419,097

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	910,000	910,000

Total Short-Term Securities — 0.0% (Cost: $910,000)		910,000

Total Investments in Securities — 99.5% (Cost: $3,976,552,741)		4,002,329,097

Other Assets Less Liabilities — 0.5%		19,547,811

Net Assets — 100.0%		$4,021,876,908

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$6,850	(b)	$—		$(6,850)	$—	$—	—	$73,094	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,880,000	—		(970,000	)(b)	—	—	910,000	910,000	9,324		—

						$(6,850)	$—	$910,000		$82,418		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	27	09/08/22	$3,923	$(8,124)
SPI 200 Index	31	09/15/22	3,710	191,161
Euro STOXX 50 Index	194	09/16/22	7,323	444,986
FTSE 100 Index	54	09/16/22	4,848	148,035

				$776,058

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Quality Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$784,182	$—	$—	$—	$784,182

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,124	$—	$—	$—	$8,124

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(667,563)	$—	$—	$—	$(667,563)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$900,055	$—	$—	$—	$900,055

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$21,339,848

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$278,725,178	$3,719,058,576	$—	$3,997,783,754
Preferred Stocks	—	3,635,343	—	3,635,343
Money Market Funds	910,000	—	—	910,000

	$279,635,178	$3,722,693,919	$—	$4,002,329,097

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$784,182	$—	$784,182
Liabilities
Futures Contracts	—	(8,124)	—	(8,124)

	$—	$776,058	$—	$776,058

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.8%
Ampol Ltd.	742	$17,579
APA Group	2,146	17,596
Aristocrat Leisure Ltd.	708	17,663
ASX Ltd.	312	19,392
Aurizon Holdings Ltd.	6,282	17,780
Australia & New Zealand Banking Group Ltd.	891	14,400
Australia & New Zealand Banking Group Ltd., New	59	944
BHP Group Ltd.	478	13,081
BlueScope Steel Ltd.	1,359	15,963
Brambles Ltd.	2,224	17,900
Cochlear Ltd.	117	17,635
Coles Group Ltd.	1,512	19,914
Commonwealth Bank of Australia	216	15,340
Computershare Ltd.	1,050	18,550
CSL Ltd.	81	16,493
Dexus	2,301	15,463
Domino’s Pizza Enterprises Ltd.	367	18,765
Endeavour Group Ltd./Australia	3,214	17,907
Evolution Mining Ltd.	6,948	12,835
Fortescue Metals Group Ltd.	1,206	15,519
Glencore PLC	2,583	14,640
Goodman Group	1,232	18,030
GPT Group (The)	4,938	15,886
IDP Education Ltd.	1,026	20,643
Insurance Australia Group Ltd.	5,736	18,049
Lendlease Corp. Ltd.	2,586	18,735
Lottery Corp. Ltd. (The)(a)	5,757	18,262
Macquarie Group Ltd.	132	16,894
Medibank Pvt Ltd.	8,532	20,515
Mineral Resources Ltd.	423	16,118
Mirvac Group	11,597	17,569
National Australia Bank Ltd.	742	16,025
Newcrest Mining Ltd.	978	13,180
Northern Star Resources Ltd.	2,697	14,822
Orica Ltd.	1,623	19,236
Origin Energy Ltd.	3,621	15,202
Qantas Airways Ltd.(a)	5,022	16,183
QBE Insurance Group Ltd.	1,966	15,896
Ramsay Health Care Ltd.	312	15,413
REA Group Ltd.	180	15,880
Reece Ltd.	1,311	14,159
Rio Tinto Ltd.	199	13,788
Rio Tinto PLC	276	16,662
Santos Ltd.	2,941	15,288
Scentre Group	8,166	16,734
SEEK Ltd.	834	13,508
Sonic Healthcare Ltd.	729	17,555
South32 Ltd.	5,248	14,304
Stockland	6,453	17,486
Suncorp Group Ltd.	2,056	16,237
Telstra Corp. Ltd.	6,852	18,727
Transurban Group	1,845	18,859
Treasury Wine Estates Ltd.	2,433	20,972
Vicinity Centres	13,722	20,078
Washington H Soul Pattinson & Co. Ltd.	891	16,131
Wesfarmers Ltd.	465	15,236
Westpac Banking Corp.	984	14,901
WiseTech Global Ltd.	561	19,868

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	1,299	$29,332
Woolworths Group Ltd.	666	17,522

		1,005,244

Austria — 0.4%
Erste Group Bank AG	549	13,919
OMV AG	309	13,160
Verbund AG	207	22,763
voestalpine AG	519	11,686

		61,528

Belgium — 1.3%
Ageas SA/NV	399	17,414
Anheuser-Busch InBev SA/NV	312	16,713
D’ieteren Group	99	16,248
Elia Group SA/NV	114	17,307
Groupe Bruxelles Lambert SA	192	16,995
KBC Group NV	261	13,670
Proximus SADP	1,023	14,176
Sofina SA	72	16,862
Solvay SA	174	15,283
UCB SA	180	14,065
Umicore SA	447	16,191
Warehouses De Pauw CVA	384	13,054

		187,978

Canada — 9.9%
Agnico Eagle Mines Ltd.	313	13,458
Air Canada(a)	1,149	15,604
Algonquin Power & Utilities Corp.	1,443	20,182
Alimentation Couche-Tard Inc.	372	16,620
AltaGas Ltd.	772	17,200
ARC Resources Ltd.	300	4,208
Bank of Montreal	180	17,944
Bank of Nova Scotia (The)	255	15,534
Barrick Gold Corp.	802	12,639
Bausch Health Companies Inc.(a)	1,668	7,685
BCE Inc.	313	15,814
BlackBerry Ltd.(a)	2,865	17,608
Brookfield Asset Management Inc., Class A	343	17,019
Brookfield Renewable Corp., Class A	495	19,366
BRP Inc.	207	15,745
CAE Inc.(a)	672	17,779
Cameco Corp.	813	20,938
Canadian Apartment Properties REIT	444	16,820
Canadian Imperial Bank of Commerce	300	15,176
Canadian National Railway Co.	153	19,383
Canadian Natural Resources Ltd.	261	14,412
Canadian Pacific Railway Ltd.	255	20,106
Canadian Tire Corp. Ltd., Class A, NVS	156	20,041
Canadian Utilities Ltd., Class A, NVS	522	16,897
CCL Industries Inc., Class B, NVS	390	19,592
Cenovus Energy Inc.	781	14,881
CGI Inc.(a)	243	20,836
Constellation Software Inc.	12	20,413
Dollarama Inc.	334	20,243
Emera Inc.	315	14,934
Empire Co. Ltd., Class A, NVS	555	16,842
Enbridge Inc.	444	19,940
Fairfax Financial Holdings Ltd.	31	16,699
First Quantum Minerals Ltd.	598	10,927
FirstService Corp.	117	15,652

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Fortis Inc.	342	$16,155
Franco-Nevada Corp.	129	16,518
George Weston Ltd.	159	18,977
GFL Environmental Inc.	507	14,032
Gildan Activewear Inc.	513	15,035
Great-West Lifeco Inc.	588	14,290
Hydro One Ltd.(b)	627	17,504
iA Financial Corp. Inc.	324	17,828
IGM Financial Inc.	617	17,914
Imperial Oil Ltd.	327	15,671
Intact Financial Corp.	123	18,308
Ivanhoe Mines Ltd., Class A(a)	2,349	14,602
Keyera Corp.	684	17,728
Kinross Gold Corp.	3,013	10,329
Lightspeed Commerce Inc.(a)	816	17,511
Loblaw Companies Ltd.	195	17,751
Lundin Mining Corp.	2,200	12,404
Magna International Inc.	234	14,942
Manulife Financial Corp.	969	17,737
Metro Inc.	325	17,997
National Bank of Canada	243	17,050
Northland Power Inc.	597	19,571
Nutrien Ltd.	160	13,697
Nuvei Corp.(a)(b)	354	12,374
Onex Corp.	315	16,835
Open Text Corp.	408	16,689
Pan American Silver Corp.	813	16,545
Parkland Corp.	711	19,949
Pembina Pipeline Corp.	432	16,493
Power Corp. of Canada	525	14,267
Quebecor Inc., Class B	798	17,729
Restaurant Brands International Inc.	375	20,104
RioCan REIT	999	16,032
Ritchie Bros Auctioneers Inc.	300	21,623
Rogers Communications Inc., Class B, NVS	378	17,378
Royal Bank of Canada	171	16,673
Saputo Inc.	855	21,119
Shaw Communications Inc., Class B, NVS	618	16,717
Shopify Inc., Class A(a)	420	14,631
Sun Life Financial Inc.	357	16,577
Suncor Energy Inc.	430	14,594
TC Energy Corp.	286	15,248
Teck Resources Ltd., Class B	423	12,437
TELUS Corp.	696	16,023
TFI International Inc.	201	20,076
Thomson Reuters Corp.	162	18,191
TMX Group Ltd.	177	18,161
Toromont Industries Ltd.	246	20,719
Toronto-Dominion Bank (The)	240	15,590
Tourmaline Oil Corp.	303	18,984
West Fraser Timber Co. Ltd.	210	19,661
Wheaton Precious Metals Corp.	471	16,162
WSP Global Inc.	150	18,098

		1,468,367

Denmark — 1.9%
AP Moller - Maersk A/S, Class A	3	8,037
AP Moller - Maersk A/S, Class B, NVS	3	8,191
Carlsberg A/S, Class B	117	15,133
Chr Hansen Holding A/S	228	14,923
Coloplast A/S, Class B	114	13,342

Security	Shares	Value

Denmark (continued)
Danske Bank A/S	1,032	$14,432
Demant A/S(a)	366	13,943
DSV A/S	102	17,187
Genmab A/S(a)	60	21,349
GN Store Nord A/S	591	20,581
Novo Nordisk A/S, Class B	165	19,218
Novozymes A/S, Class B	249	15,906
Orsted A/S(b)	153	17,812
Pandora A/S	240	17,830
Rockwool A/S, Class B	78	19,328
Tryg A/S	858	19,564
Vestas Wind Systems A/S	813	21,369

		278,145

Finland — 1.4%
Elisa OYJ	297	16,426
Fortum OYJ	819	9,193
Kesko OYJ, Class B	621	15,359
Kone OYJ, Class B	381	17,412
Neste OYJ	459	23,602
Nokia OYJ	3,576	18,626
Nordea Bank Abp	1,638	16,151
Orion OYJ, Class B	483	23,057
Sampo OYJ, Class A	363	15,683
Stora Enso OYJ, Class R	913	14,120
UPM-Kymmene OYJ	552	17,493
Wartsila OYJ Abp	2,403	21,114

		208,236

France — 7.0%
Accor SA(a)	594	15,414
Aeroports de Paris(a)	118	16,304
Air Liquide SA	124	17,048
Airbus SE	153	16,497
Alstom SA	726	17,254
Amundi SA(b)	302	16,397
ArcelorMittal SA	543	13,398
Arkema SA	156	14,779
AXA SA	645	14,862
BioMerieux	171	18,509
BNP Paribas SA	279	13,182
Bollore SE	3,516	17,752
Bouygues SA	507	15,327
Bureau Veritas SA	588	16,217
Capgemini SE	84	16,022
Carrefour SA	832	14,179
Cie Generale des Etablissements Michelin SCA	540	15,112
Cie. de Saint-Gobain	297	13,849
Covivio	222	14,040
Credit Agricole SA	1,152	10,614
Danone SA	309	17,038
Dassault Aviation SA	105	15,017
Dassault Systemes SE	408	17,500
Edenred	414	21,251
Eiffage SA(c)	183	17,173
Electricite de France SA	1,713	20,803
Engie SA	1,335	16,517
EssilorLuxottica SA	90	14,110
Eurazeo SE	219	15,643
Eurofins Scientific SE	171	13,331
Gecina SA	129	13,227

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Getlink SE	922	$18,453
Hermes International	15	20,579
Ipsen SA	186	18,815
Kering SA	36	20,610
Klepierre SA	852	18,932
La Francaise des Jeux SAEM(b)	486	17,359
Legrand SA	177	14,491
L’Oreal SA	42	15,878
LVMH Moet Hennessy Louis Vuitton SE	21	14,581
Orange SA	1,389	14,193
Pernod Ricard SA	78	15,323
Publicis Groupe SA	273	14,528
Remy Cointreau SA	99	19,558
Renault SA(a)	681	20,133
Safran SA	153	16,817
Sanofi	148	14,707
Sartorius Stedim Biotech	54	21,602
Schneider Electric SE	126	17,426
SEB SA	165	13,891
Societe Generale SA	594	13,309
Sodexo SA	225	18,282
Teleperformance	51	17,054
Thales SA	153	19,027
TotalEnergies SE	288	14,710
Ubisoft Entertainment SA(a)(c)	369	15,710
Unibail-Rodamco-Westfield(a)	270	15,332
Valeo	930	19,976
Veolia Environnement SA	543	13,581
Vinci SA	168	16,104
Vivendi SE	1,566	14,867
Wendel SE	192	17,672
Worldline SA/France(a)(b)	483	21,319

		1,033,185

Germany — 5.5%
adidas AG	90	15,569
Allianz SE, Registered	87	15,800
Aroundtown SA(c)	3,543	11,362
BASF SE	285	12,701
Bayer AG, Registered	241	14,058
Bayerische Motoren Werke AG	129	10,541
Bechtle AG	414	19,149
Beiersdorf AG	195	20,109
Brenntag SE	225	15,805
Carl Zeiss Meditec AG, Bearer	132	19,264
Commerzbank AG(a)	2,280	15,621
Continental AG	261	18,594
Covestro AG(b)	429	14,468
Daimler Truck Holding AG(a)	438	11,968
Delivery Hero SE(a)(b)	597	28,803
Deutsche Bank AG, Registered	1,734	15,167
Deutsche Boerse AG	99	17,282
Deutsche Lufthansa AG, Registered(a)(c)	2,667	16,418
Deutsche Post AG, Registered	351	14,019
Deutsche Telekom AG, Registered	729	13,850
E.ON SE	1,683	15,129
Evonik Industries AG	582	12,414
Fresenius Medical Care AG & Co. KGaA	306	11,344
Fresenius SE & Co. KGaA	477	12,206
GEA Group AG	426	15,902
Hannover Rueck SE	114	16,171

Security	Shares	Value

Germany (continued)
HeidelbergCement AG	285	$14,517
HelloFresh SE(a)	564	15,589
Henkel AG & Co. KGaA	84	5,297
Infineon Technologies AG	930	25,505
KION Group AG	426	19,431
Knorr-Bremse AG	267	15,907
LEG Immobilien SE	129	11,719
Mercedes-Benz Group AG	186	10,969
Merck KGaA	66	12,570
MTU Aero Engines AG	87	16,818
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	72	16,323
Nemetschek SE	291	19,481
Puma SE	262	17,691
QIAGEN NV(a)	330	16,538
Rational AG	36	25,094
Rheinmetall AG	81	14,853
RWE AG	372	15,303
SAP SE	165	15,390
Scout24 SE(b)	300	17,151
Siemens AG, Registered	126	14,055
Siemens Healthineers AG(b)	261	13,375
Symrise AG	135	15,753
Telefonica Deutschland Holding AG	5,463	14,524
Uniper SE(c)	657	4,390
United Internet AG, Registered	549	14,461
Volkswagen AG	12	2,377
Vonovia SE	411	13,694
Zalando SE(a)(b)	564	15,878

		818,367

Hong Kong — 3.9%
AIA Group Ltd.	1,800	18,084
BOC Hong Kong Holdings Ltd.	4,500	16,278
Budweiser Brewing Co. APAC Ltd.(b)	6,900	19,106
Chow Tai Fook Jewellery Group Ltd.	9,000	17,800
CK Asset Holdings Ltd.	3,000	21,239
CK Hutchison Holdings Ltd.	3,000	19,900
CK Infrastructure Holdings Ltd.	3,000	18,812
CLP Holdings Ltd.	1,500	12,719
ESR Group Ltd.(a)(b)	6,000	15,603
Futu Holdings Ltd., ADR(a)(c)	489	20,342
Galaxy Entertainment Group Ltd.	3,000	17,847
Hang Lung Properties Ltd.	9,000	16,420
Hang Seng Bank Ltd.	1,200	19,357
Henderson Land Development Co. Ltd.	3,464	12,059
HK Electric Investments & HK Electric Investments Ltd., Class SS	16,500	14,924
HKT Trust & HKT Ltd., Class SS	9,000	12,610
Hong Kong & China Gas Co. Ltd.	12,676	13,387
Hong Kong Exchanges & Clearing Ltd.	300	13,767
Hongkong Land Holdings Ltd.(c)	3,600	18,713
Jardine Matheson Holdings Ltd.	300	15,845
Link REIT	2,100	17,586
MTR Corp. Ltd.	3,000	15,886
New World Development Co. Ltd.	6,000	20,063
Power Assets Holdings Ltd.	3,000	19,643
Sands China Ltd.(a)	8,400	19,703
Sino Land Co. Ltd.	12,000	17,830
SITC International Holdings Co. Ltd.	6,000	20,430
Sun Hung Kai Properties Ltd.	1,500	17,906

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Swire Pacific Ltd., Class A	3,000	$17,085
Swire Properties Ltd.	7,200	17,156
Techtronic Industries Co. Ltd.	1,500	16,645
WH Group Ltd.(b)	28,500	21,584
Wharf Real Estate Investment Co. Ltd.	3,000	13,354
Xinyi Glass Holdings Ltd.	6,000	11,834

		581,517

Ireland — 0.6%
CRH PLC	438	16,808
Flutter Entertainment PLC, Class DI(a)	162	16,265
James Hardie Industries PLC	531	13,114
Kerry Group PLC, Class A	169	17,838
Kingspan Group PLC	252	16,311
Smurfit Kappa Group PLC	384	13,919

		94,255

Israel — 1.7%
Azrieli Group Ltd.	189	15,150
Bank Hapoalim BM	1,845	17,196
Bank Leumi Le-Israel BM	1,759	17,104
Check Point Software Technologies Ltd.(a)	142	17,693
CyberArk Software Ltd.(a)	144	18,739
Elbit Systems Ltd.	96	22,150
ICL Group Ltd.	1,515	13,805
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	2,641	15,016
Kornit Digital Ltd.(a)	471	12,816
Mizrahi Tefahot Bank Ltd.	543	20,187
Nice Ltd.(a)	69	14,731
Teva Pharmaceutical Industries Ltd., ADR(a)	2,235	20,964
Tower Semiconductor Ltd.(a)	363	17,304
Wix.com Ltd.(a)(c)	297	17,621
ZIM Integrated Shipping Services Ltd.	267	13,302

		253,781

Italy — 2.4%
Amplifon SpA	513	16,964
Assicurazioni Generali SpA	912	13,634
Atlantia SpA	703	16,247
DiaSorin SpA	150	20,856
Enel SpA	2,490	12,553
Eni SpA	1,120	13,463
Ferrari NV	102	21,661
FinecoBank Banca Fineco SpA	1,209	15,025
Infrastrutture Wireless Italiane SpA(b)	1,893	19,892
Intesa Sanpaolo SpA	6,588	11,699
Mediobanca Banca di Credito Finanziario SpA	1,557	13,354
Moncler SpA	465	23,310
Nexi SpA(a)(b)	2,175	19,754
Poste Italiane SpA(b)	1,320	11,088
Prysmian SpA	528	16,789
Recordati Industria Chimica e Farmaceutica SpA	327	14,502
Snam SpA	2,940	14,752
Stellantis NV	1,293	18,568
Telecom Italia SpA/Milano(a)	58,110	12,892
Tenaris SA	1,066	14,918
Terna - Rete Elettrica Nazionale	2,004	15,342
UniCredit SpA	1,539	15,220

		352,483

Japan — 27.8%
Advantest Corp.	300	17,843

Security	Shares	Value

Japan (continued)
Aeon Co. Ltd.	900	$18,150
AGC Inc.	600	21,872
Aisin Corp.	600	17,819
Ajinomoto Co. Inc.	900	23,684
ANA Holdings Inc.(a)	900	16,802
Asahi Group Holdings Ltd.	600	20,860
Asahi Intecc Co. Ltd.	1,200	22,200
Asahi Kasei Corp.	2,400	19,254
Astellas Pharma Inc.	1,200	18,794
Azbil Corp.	600	18,062
Bandai Namco Holdings Inc.	300	23,437
Bridgestone Corp.	300	11,702
Brother Industries Ltd.	1,200	22,478
Canon Inc.	600	14,195
Capcom Co. Ltd.	900	25,018
Chiba Bank Ltd. (The)	3,900	21,633
Chubu Electric Power Co. Inc.	1,800	19,201
Chugai Pharmaceutical Co. Ltd.	600	16,856
Concordia Financial Group Ltd.	5,700	19,391
CyberAgent Inc.	1,800	17,961
Dai Nippon Printing Co. Ltd.	900	19,861
Daifuku Co. Ltd.	300	19,130
Dai-ichi Life Holdings Inc.	900	15,655
Daiichi Sankyo Co. Ltd.	600	15,909
Daito Trust Construction Co. Ltd.	300	28,441
Daiwa House Industry Co. Ltd.	600	14,825
Daiwa House REIT Investment Corp.	9	21,661
Daiwa Securities Group Inc.	3,600	16,618
Denso Corp.	300	16,409
Dentsu Group Inc.	600	20,959
East Japan Railway Co.	300	15,662
Eisai Co. Ltd.	300	13,738
ENEOS Holdings Inc.	4,350	16,828
Fuji Electric Co. Ltd.	300	13,550
FUJIFILM Holdings Corp.	300	17,137
GLP J-Reit	12	15,782
GMO Payment Gateway Inc.	300	24,931
Hakuhodo DY Holdings Inc.	1,800	18,514
Hamamatsu Photonics KK	300	13,632
Hankyu Hanshin Holdings Inc.	600	17,404
Hikari Tsushin Inc.	300	33,056
Hitachi Construction Machinery Co. Ltd.	900	19,856
Hitachi Ltd.	300	15,188
Hitachi Metals Ltd.(a)	1,200	18,452
Honda Motor Co. Ltd.	600	15,376
Hoshizaki Corp.	600	17,899
Hoya Corp.	300	30,058
Hulic Co. Ltd.	2,100	16,842
Ibiden Co. Ltd.	600	17,707
Idemitsu Kosan Co. Ltd.	664	17,267
Iida Group Holdings Co. Ltd.	900	14,735
Inpex Corp.	1,500	17,193
Isuzu Motors Ltd.	1,500	16,453
Ito En Ltd.	300	14,136
ITOCHU Corp.	600	17,466
Itochu Techno-Solutions Corp.	900	24,120
Japan Airlines Co. Ltd.(a)	1,200	20,788
Japan Exchange Group Inc.	1,500	23,851
Japan Metropolitan Fund Invest	24	19,557
Japan Post Bank Co. Ltd.	2,100	16,799

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Post Holdings Co. Ltd.	2,400	$17,280
Japan Post Insurance Co. Ltd.	1,200	19,401
Japan Real Estate Investment Corp.	3	14,487
Japan Tobacco Inc.	900	16,160
JFE Holdings Inc.	1,500	16,912
JSR Corp.	600	16,619
Kajima Corp.	1,800	20,548
Kakaku.com Inc.	900	17,628
Kansai Electric Power Co. Inc. (The)	1,800	18,250
Kao Corp.	400	17,398
KDDI Corp.	600	19,237
Keio Corp.	600	22,974
Keisei Electric Railway Co. Ltd.	600	16,450
Kikkoman Corp.	300	17,788
Kintetsu Group Holdings Co. Ltd.	600	19,828
Kirin Holdings Co. Ltd.	1,200	19,738
Kobayashi Pharmaceutical Co. Ltd.	300	19,986
Kobe Bussan Co. Ltd.	900	25,655
Koei Tecmo Holdings Co. Ltd.	550	19,201
Koito Manufacturing Co. Ltd.	600	19,723
Komatsu Ltd.	900	20,807
Konami Group Corp.	300	17,732
Kose Corp.	200	17,852
Kubota Corp.	900	14,943
Kurita Water Industries Ltd.	600	24,336
Kyocera Corp.	300	16,677
Kyowa Kirin Co. Ltd.	600	14,145
Lixil Corp.	900	18,626
M3 Inc.	600	20,904
Makita Corp.	600	14,663
Marubeni Corp.	1,600	14,884
Mazda Motor Corp.	2,100	17,702
McDonald’s Holdings Co. Japan Ltd.	600	22,521
MEIJI Holdings Co. Ltd.	300	15,663
MINEBEA MITSUMI Inc.	900	16,189
MISUMI Group Inc.	900	22,391
Mitsubishi Chemical Group Corp.	3,000	16,871
Mitsubishi Corp.	600	17,832
Mitsubishi Electric Corp.	1,500	15,831
Mitsubishi Estate Co. Ltd.	1,200	17,822
Mitsubishi HC Capital Inc.	3,600	17,445
Mitsubishi Heavy Industries Ltd.	600	22,280
Mitsubishi UFJ Financial Group Inc.	3,000	16,904
Mitsui & Co. Ltd.	900	19,856
Mitsui Chemicals Inc.	600	12,639
Mitsui Fudosan Co. Ltd.	900	20,114
Mitsui OSK Lines Ltd.	600	16,453
Mizuho Financial Group Inc.	1,500	17,890
MonotaRO Co. Ltd.	1,200	21,426
MS&AD Insurance Group Holdings Inc.	600	19,459
Murata Manufacturing Co. Ltd.	300	17,523
NEC Corp.	300	11,074
Nexon Co. Ltd.	900	20,432
NGK Insulators Ltd.	1,200	17,551
Nidec Corp.	300	20,848
Nihon M&A Center Holdings Inc.	1,800	24,088
Nippon Building Fund Inc.	3	15,914
Nippon Express Holdings Inc.	300	17,927
Nippon Paint Holdings Co. Ltd.	2,400	18,346
Nippon Prologis REIT Inc.	6	15,603

Security	Shares	Value

Japan (continued)
Nippon Sanso Holdings Corp.	900	$15,176
Nippon Shinyaku Co. Ltd.	300	18,567
Nippon Steel Corp.	1,200	17,856
Nippon Telegraph & Telephone Corp.	600	17,139
Nippon Yusen KK	300	23,565
Nissan Chemical Corp.	300	15,340
Nissan Motor Co. Ltd.	4,500	17,113
Nisshin Seifun Group Inc.	1,500	18,464
Nissin Foods Holdings Co. Ltd.	300	21,728
Nitori Holdings Co. Ltd.	300	31,740
Nitto Denko Corp.	300	19,319
Nomura Holdings Inc.	5,100	19,459
Nomura Real Estate Holdings Inc.	600	14,556
Nomura Real Estate Master Fund Inc.	15	18,792
Nomura Research Institute Ltd.	660	19,829
NTT Data Corp.	1,200	18,162
Obayashi Corp.	2,700	19,857
Odakyu Electric Railway Co. Ltd.	1,200	17,211
Oji Holdings Corp.	4,500	18,761
Olympus Corp.	900	19,262
Omron Corp.	300	16,778
Ono Pharmaceutical Co. Ltd.	900	25,307
Open House Group Co. Ltd.	300	13,088
Oracle Corp. Japan	300	18,710
ORIX Corp.	900	16,040
Osaka Gas Co. Ltd.	900	16,180
Otsuka Corp.	600	18,711
Otsuka Holdings Co. Ltd.	600	21,434
Pan Pacific International Holdings Corp.	1,200	18,685
Panasonic Holdings Corp.	1,800	14,861
Persol Holdings Co. Ltd.	900	18,632
Rakuten Group Inc.	3,000	14,873
Recruit Holdings Co. Ltd.	600	22,424
Renesas Electronics Corp.(a)	1,800	17,145
Resona Holdings Inc.	4,800	18,654
Ricoh Co. Ltd.	2,400	19,303
Rohm Co. Ltd.	300	22,263
SBI Holdings Inc/Japan	900	18,259
SCSK Corp.	1,200	21,132
Secom Co. Ltd.	300	20,037
Seiko Epson Corp.	1,200	18,027
Sekisui Chemical Co. Ltd.	1,200	16,883
Sekisui House Ltd.	900	15,940
Seven & i Holdings Co. Ltd.	600	24,456
SG Holdings Co. Ltd.	900	17,176
Sharp Corp./Japan	2,400	19,318
Shimadzu Corp.	600	21,347
Shimizu Corp.	3,600	20,407
Shionogi & Co. Ltd.	300	15,387
Shiseido Co. Ltd.	300	12,340
Shizuoka Bank Ltd. (The)	3,000	18,154
SoftBank Corp.	1,500	17,343
SoftBank Group Corp.	300	12,602
Sompo Holdings Inc.	300	13,389
Sony Group Corp.	300	25,448
Square Enix Holdings Co. Ltd.	300	13,920
Subaru Corp.	1,200	20,881
SUMCO Corp.	1,500	20,989
Sumitomo Chemical Co. Ltd.	4,200	16,506
Sumitomo Corp.	1,200	16,872

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Electric Industries Ltd.	1,500	$16,723
Sumitomo Metal Mining Co. Ltd.	400	12,578
Sumitomo Mitsui Financial Group Inc.	600	18,823
Sumitomo Mitsui Trust Holdings Inc.	600	19,710
Sumitomo Realty & Development Co. Ltd.	600	16,568
Suntory Beverage & Food Ltd.	600	23,674
Suzuki Motor Corp.	600	19,668
Sysmex Corp.	300	21,004
T&D Holdings Inc.	1,800	20,373
Taisei Corp.	600	19,144
Takeda Pharmaceutical Co. Ltd.	651	19,100
TDK Corp.	600	18,897
Terumo Corp.	600	20,486
TIS Inc.	900	25,519
Tobu Railway Co. Ltd.	900	21,370
Toho Co. Ltd./Tokyo.	600	23,826
Tokio Marine Holdings Inc.	300	17,562
Tokyo Electric Power Co. Holdings Inc.(a)	4,500	17,709
Tokyo Gas Co. Ltd.	900	17,677
Tokyu Corp.	1,500	18,392
Toppan Inc.	900	15,314
Toray Industries Inc.	3,600	19,718
Toshiba Corp.	300	12,170
Tosoh Corp.	1,500	19,553
TOTO Ltd.	600	20,437
Toyota Industries Corp.	300	18,267
Toyota Motor Corp.	900	14,608
Toyota Tsusho Corp.	300	10,239
Trend Micro Inc/Japan	300	17,434
Unicharm Corp.	600	21,733
USS Co. Ltd.	900	17,660
Welcia Holdings Co. Ltd.	600	13,401
West Japan Railway Co.	600	22,038
Yakult Honsha Co. Ltd.	300	18,270
Yamaha Corp.	400	17,062
Yamaha Motor Co. Ltd.	900	17,385
Yamato Holdings Co. Ltd.	900	15,749
Yaskawa Electric Corp.	600	21,014
Yokogawa Electric Corp.	1,200	21,280
Z Holdings Corp.	5,400	19,085
ZOZO Inc.	900	19,442

		4,120,542

Netherlands — 3.1%
ABN AMRO Bank NV, CVA(b)	1,476	15,052
Adyen NV(a)(b)	12	21,585
Aegon NV	3,717	16,326
AerCap Holdings NV(a)	387	17,361
Akzo Nobel NV	177	11,912
Argenx SE(a)	54	19,726
ASM International NV	69	21,195
ASML Holding NV	30	17,243
Davide Campari-Milano NV	1,539	17,086
Euronext NV(b)	204	16,622
EXOR NV	219	15,403
Heineken Holding NV	192	15,171
Heineken NV	153	15,084
IMCD NV	114	18,257
ING Groep NV	1,479	14,367
JDE Peet’s NV	615	17,836
Just Eat Takeaway.com NV(a)(b)	1,017	18,641

Security	Shares	Value

Netherlands (continued)
Koninklijke Ahold Delhaize NV	519	$14,293
Koninklijke DSM NV	90	14,413
Koninklijke KPN NV	4,924	16,244
Koninklijke Philips NV	717	14,839
NN Group NV	369	17,314
OCI NV	414	14,373
Prosus NV, Class N	390	25,442
Randstad NV	294	14,860
Universal Music Group NV	768	17,385
Wolters Kluwer NV	183	19,874

		457,904

New Zealand — 0.7%
Auckland International Airport Ltd.(a)	3,159	14,834
Fisher & Paykel Healthcare Corp. Ltd.	1,044	13,961
Mercury NZ Ltd.	5,154	19,713
Meridian Energy Ltd.	6,582	20,656
Spark New Zealand Ltd.	6,342	20,393
Xero Ltd.(a)	282	18,578

		108,135

Norway — 1.5%
Adevinta ASA(a)	3,003	22,836
Aker BP ASA	821	28,527
DNB Bank ASA	888	17,516
Equinor ASA	463	17,827
Gjensidige Forsikring ASA	873	18,259
Kongsberg Gruppen ASA	375	13,818
Mowi ASA	702	16,199
Norsk Hydro ASA	2,301	15,590
Orkla ASA	2,347	20,260
Salmar ASA	246	17,621
Telenor ASA	1,167	14,172
Yara International ASA	366	15,598

		218,223

Portugal — 0.4%
EDP - Energias de Portugal SA	3,400	17,200
Galp Energia SGPS SA	1,540	16,256
Jeronimo Martins SGPS SA	894	20,693

		54,149

Singapore — 2.3%
Ascendas Real Estate Investment Trust	9,007	19,387
CapitaLand Integrated Commercial Trust	10,849	17,139
Capitaland Investment Ltd/Singapore	6,300	17,926
City Developments Ltd.	3,300	18,540
DBS Group Holdings Ltd.	600	13,691
Genting Singapore Ltd.	35,700	20,850
Grab Holdings Ltd., Class A(a)	5,514	16,266
Keppel Corp. Ltd.	3,600	17,986
Mapletree Commercial Trust	13,800	19,009
Mapletree Logistics Trust	15,090	19,259
Oversea-Chinese Banking Corp. Ltd.	2,100	17,797
Sea Ltd., ADR(a)	162	12,364
Singapore Airlines Ltd.(a)	4,500	17,803
Singapore Exchange Ltd.	1,700	12,187
Singapore Technologies Engineering Ltd.	6,600	19,244
Singapore Telecommunications Ltd.	8,400	15,885
United Overseas Bank Ltd.	900	17,956
UOL Group Ltd.	3,600	19,451
Venture Corp. Ltd.	1,500	19,110

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Wilmar International Ltd.	5,700	$16,609

		348,459

Spain — 2.2%
Acciona SA	90	18,519
ACS Actividades de Construccion y Servicios SA	819	19,687
Aena SME SA(a)(b)	123	15,558
Amadeus IT Group SA(a)	288	16,793
Banco Bilbao Vizcaya Argentaria SA	3,246	14,710
Banco Santander SA	5,952	14,891
CaixaBank SA	5,086	15,272
Cellnex Telecom SA(b)	396	17,713
EDP Renovaveis SA	811	21,094
Enagas SA	290	5,724
Endesa SA	930	17,046
Ferrovial SA	772	20,673
Grifols SA(c)	828	12,082
Iberdrola SA	1,414	15,099
Iberdrola SA, NVS	39	419
Industria de Diseno Textil SA	786	19,090
Naturgy Energy Group SA	786	23,055
Red Electrica Corp. SA	383	7,530
Repsol SA	1,105	13,766
Siemens Gamesa Renewable Energy SA(a)	1,050	19,319
Telefonica SA	3,484	15,552

		323,592

Sweden — 4.6%
Alfa Laval AB	729	21,798
Assa Abloy AB, Class B	825	19,491
Atlas Copco AB, Class A	792	9,258
Atlas Copco AB, Class B	1,200	12,465
Boliden AB	444	14,838
Electrolux AB, Class B	1,296	18,693
Embracer Group AB(a)	2,232	17,009
Epiroc AB, Class A	678	11,988
Epiroc AB, Class B	306	4,860
EQT AB	699	18,973
Essity AB, Class B	561	14,280
Evolution AB(b)	180	17,466
Fastighets AB Balder, Class B(a)	2,410	15,395
Getinge AB, Class B	573	12,930
H & M Hennes & Mauritz AB, Class B	1,356	17,349
Hexagon AB, Class B	1,803	21,229
Holmen AB, Class B	243	9,985
Husqvarna AB, Class B	2,160	17,215
Industrivarden AB, Class A	291	7,593
Industrivarden AB, Class C	357	9,211
Indutrade AB	819	19,249
Investment AB Latour, Class B	741	18,437
Investor AB, Class A	339	6,970
Investor AB, Class B	600	11,197
Kinnevik AB, Class B(a)	1,059	19,075
L E Lundbergforetagen AB, Class B	303	14,380
Lifco AB, Class B	807	15,709
Nibe Industrier AB, Class B	2,127	21,428
Sagax AB, Class B	642	16,546
Sandvik AB	870	16,031
Securitas AB, Class B	1,359	13,743
Sinch AB(a)(b)	4,008	10,162
Skandinaviska Enskilda Banken AB, Class A	1,386	15,015

Security	Shares	Value

Sweden (continued)
Skanska AB, Class B	1,002	$17,094
SKF AB, Class B	957	16,106
Svenska Cellulosa AB SCA, Class B	1,092	15,965
Svenska Handelsbanken AB, Class A	1,611	14,486
Swedbank AB, Class A	1,083	15,000
Swedish Match AB	1,683	17,619
Swedish Orphan Biovitrum AB(a)	795	17,459
Tele2 AB, Class B	1,338	15,285
Telefonaktiebolaget LM Ericsson, Class B	2,250	17,114
Telia Co. AB	3,874	14,312
Volvo AB, Class B	792	14,220
Volvo Car AB, Class B(a)(c)	1,986	14,787

		679,415

Switzerland — 4.6%
ABB Ltd., Registered	522	15,869
Adecco Group AG, Registered	471	16,592
Alcon Inc.	228	17,944
Bachem Holding AG, Class A	240	16,184
Baloise Holding AG, Registered	106	16,889
Barry Callebaut AG, Registered	9	19,941
Cie. Financiere Richemont SA, Class A, Registered	147	17,725
Clariant AG, Registered	954	17,874
Coca-Cola HBC AG, Class DI	771	18,976
Credit Suisse Group AG, Registered	2,553	14,850
EMS-Chemie Holding AG, Registered	21	16,676
Geberit AG, Registered	42	22,120
Givaudan SA, Registered	6	20,973
Holcim AG	402	18,849
Julius Baer Group Ltd.	365	18,874
Kuehne + Nagel International AG, Registered	60	16,159
Logitech International SA, Registered	324	18,229
Lonza Group AG, Registered	30	18,233
Nestle SA, Registered	130	15,929
Novartis AG, Registered	175	15,038
Partners Group Holding AG	18	19,651
Roche Holding AG, NVS	48	15,936
Schindler Holding AG, Participation Certificates, NVS	54	10,555
Schindler Holding AG, Registered	18	3,418
SGS SA, Registered	6	14,643
Siemens Energy AG(a)	1,068	17,747
Sika AG, Registered	75	18,532
Sonova Holding AG, Registered	51	18,369
STMicroelectronics NV	585	22,138
Straumann Holding AG	135	18,259
Swatch Group AG (The), Bearer	54	14,376
Swatch Group AG (The), Registered	78	3,895
Swiss Life Holding AG, Registered	33	17,481
Swiss Prime Site AG, Registered	186	16,938
Swiss Re AG	216	16,208
Swisscom AG, Registered	33	17,841
Temenos AG, Registered	174	13,811
UBS Group AG, Registered	909	14,853
VAT Group AG(b)	69	20,091
Vifor Pharma AG(a)	100	17,471
Zurich Insurance Group AG	36	15,715

		681,852

United Kingdom — 9.2%
3i Group PLC	1,150	17,868
abrdn PLC	4,132	8,377

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Admiral Group PLC	615	$14,374
Anglo American PLC	376	13,590
Antofagasta PLC	984	14,001
Ashtead Group PLC	375	21,107
Associated British Foods PLC	732	14,951
AstraZeneca PLC	144	18,942
Auto Trader Group PLC(b)	2,502	19,289
AVEVA Group PLC	738	21,351
Aviva PLC	2,773	13,429
BAE Systems PLC	1,792	16,843
Barclays PLC	7,794	14,930
Barratt Developments PLC	3,393	20,805
Berkeley Group Holdings PLC	342	17,724
BP PLC	2,817	13,787
British American Tobacco PLC	372	14,576
British Land Co. PLC (The)	2,991	17,984
BT Group PLC	7,737	15,275
Bunzl PLC	489	18,353
Burberry Group PLC	846	18,598
CNH Industrial NV	1,098	14,145
Coca-Cola Europacific Partners PLC	351	18,996
Compass Group PLC	954	22,358
Croda International PLC	228	20,851
DCC PLC	228	14,886
Diageo PLC	351	16,628
Entain PLC(a)	1,044	15,363
Experian PLC	444	15,545
Ferguson PLC	132	16,605
GSK PLC	628	13,194
Haleon PLC(a)	786	2,793
Halma PLC	759	21,376
Hargreaves Lansdown PLC	1,851	19,163
Hikma Pharmaceuticals PLC	669	14,141
HSBC Holdings PLC	2,604	16,311
Imperial Brands PLC	819	17,982
Informa PLC(a)	2,571	18,698
InterContinental Hotels Group PLC	300	17,783
Intertek Group PLC	297	15,873
J Sainsbury PLC	4,836	13,045
JD Sports Fashion PLC	14,289	22,696
Johnson Matthey PLC	624	16,314
Kingfisher PLC	5,244	16,591
Land Securities Group PLC	2,115	18,900
Legal & General Group PLC	3,326	10,622
Lloyds Banking Group PLC	28,929	16,017
London Stock Exchange Group PLC	192	18,738
M&G PLC	6,930	18,064
Melrose Industries PLC	13,062	25,712
Mondi PLC	843	15,998
National Grid PLC	1,081	14,885
NatWest Group PLC	6,216	18,880
Next PLC	180	14,985
Ocado Group PLC(a)	2,028	20,848
Pearson PLC	1,911	17,687
Persimmon PLC	759	17,507
Phoenix Group Holdings PLC	2,088	16,451
Prudential PLC	1,350	16,651
Reckitt Benckiser Group PLC	228	18,494
RELX PLC	594	17,588
Rentokil Initial PLC	2,655	17,531

Security	Shares	Value

United Kingdom (continued)
Rolls-Royce Holdings PLC(a)	16,575	$18,116
Sage Group PLC (The)	1,977	17,038
Schroders PLC	502	18,208
Segro PLC	1,212	16,214
Severn Trent PLC	525	18,875
Shell PLC	531	14,165
Smith & Nephew PLC	1,017	13,039
Smiths Group PLC	1,074	20,269
Spirax-Sarco Engineering PLC	144	21,011
SSE PLC	711	15,356
St. James’s Place PLC	1,171	17,590
Standard Chartered PLC	2,295	15,819
Taylor Wimpey PLC	12,741	19,831
Tesco PLC	4,881	15,654
Unilever PLC	378	18,410
United Utilities Group PLC	1,452	19,292
Vodafone Group PLC	11,040	16,269
Whitbread PLC	510	16,233
WPP PLC	1,257	13,566

		1,368,004

Total Common Stocks — 99.2% (Cost: $16,673,841)		14,703,361

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	30	2,278
Henkel AG & Co. KGaA, Preference Shares, NVS	144	9,199
Porsche Automobil Holding SE, Preference Shares, NVS	243	17,589
Sartorius AG, Preference Shares, NVS	45	20,128
Volkswagen AG, Preference Shares, NVS	90	12,725

		61,919

Total Preferred Stocks — 0.4% (Cost: $75,559)		61,919

Total Long-Term Investments — 99.6% (Cost: $16,749,400)		14,765,280

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	115,989	115,977

Total Short-Term Securities — 0.8% (Cost: $115,973)		115,977

Total Investments in Securities — 100.4% (Cost: $16,865,373)		14,881,257

Liabilities in Excess of Other Assets — (0.4)%		(62,190)

Net Assets — 100.0%		$14,819,067

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$36,183	$79,856	(a)	$—		$(66)	$4	$115,977	115,989	$2,179	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—		0	(a)	—	—	—	—	9		—

						$(66)	$4	$115,977		$2,188		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	1	09/08/22	$15	$(19)
Euro STOXX 50 Index	1	09/16/22	38	2,287

				$2,268

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,287	$—	$—	$—	$2,287

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$19	$—	$—	$—	$19

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,778)	$—	$—	$—	$(2,778)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,521	$—	$—	$—	$2,521

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Size Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$74,084

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,708,281	$12,995,080	$—	$14,703,361
Preferred Stocks	—	61,919	—	61,919
Money Market Funds	115,977	—	—	115,977

	$1,824,258	$13,056,999	$—	$14,881,257

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,287	$—	$2,287
Liabilities
Futures Contracts	—	(19)	—	(19)

	$—	$2,268	$—	$2,268

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2022	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.6%
Aurizon Holdings Ltd.	337,761	$955,963
BHP Group Ltd.	536,700	14,686,987
BlueScope Steel Ltd.	123,441	1,449,985
Dexus	177,763	1,194,568
Fortescue Metals Group Ltd.	320,020	4,118,196
Glencore PLC	2,024,478	11,474,132
Lendlease Corp. Ltd.	93,582	677,968
Origin Energy Ltd.	417,086	1,751,079
Rio Tinto Ltd.	61,563	4,265,365
Rio Tinto PLC	229,061	13,828,293
Santos Ltd.	258,930	1,346,016
Sonic Healthcare Ltd.	69,334	1,669,668
South32 Ltd.	1,039,543	2,833,393
Stockland	637,737	1,728,067
Vicinity Centres	635,498	929,857
Woodside Energy Group Ltd.	97,036	2,191,119

		65,100,656

Austria — 0.2%
Erste Group Bank AG	59,931	1,519,411
OMV AG	27,656	1,177,867
voestalpine AG	32,032	721,253

		3,418,531

Belgium — 0.9%
Ageas SA/NV	19,099	833,581
Anheuser-Busch InBev SA/NV	145,399	7,788,704
Proximus SADP	23,046	319,348
Sofina SA	4,185	980,082
Solvay SA	10,102	887,288
UCB SA	20,411	1,594,890

		12,403,893

Canada — 3.1%
AltaGas Ltd.	72,597	1,617,424
Bausch Health Companies Inc.(a)	121,570	560,121
Canadian Tire Corp. Ltd., Class A, NVS	8,214	1,055,238
CGI Inc.(a)	41,937	3,595,863
Empire Co. Ltd., Class A, NVS	39,251	1,191,124
Fairfax Financial Holdings Ltd.	4,461	2,403,028
George Weston Ltd.	13,760	1,642,324
iA Financial Corp. Inc.	15,776	868,047
Kinross Gold Corp.	236,448	810,594
Loblaw Companies Ltd.	29,062	2,645,549
Lundin Mining Corp.	114,863	647,621
Magna International Inc.	49,168	3,139,641
Manulife Financial Corp.	374,903	6,862,460
Metro Inc.	39,503	2,187,465
Open Text Corp.	83,877	3,430,930
Power Corp. of Canada	75,557	2,053,324
Saputo Inc.	35,662	880,863
Teck Resources Ltd., Class B	133,890	3,936,557
Tourmaline Oil Corp.	24,295	1,522,149
West Fraser Timber Co. Ltd.	23,595	2,209,054

		43,259,376

Denmark — 0.9%
AP Moller - Maersk A/S, Class A	1,338	3,584,469
AP Moller - Maersk A/S, Class B, NVS	2,392	6,530,957
Danske Bank A/S	189,191	2,645,703

		12,761,129

Security	Shares	Value

Finland — 0.9%
Fortum OYJ	99,671	$1,118,736
Nokia OYJ	2,118,184	11,032,731

		12,151,467

France — 10.8%
Alstom SA	48,552	1,153,872
ArcelorMittal SA	278,692	6,876,428
AXA SA	287,781	6,631,196
BNP Paribas SA	301,244	14,232,962
Bollore SE	118,954	600,582
Bouygues SA	60,251	1,821,372
Capgemini SE	30,486	5,814,803
Carrefour SA	229,392	3,909,308
Cie Generale des Etablissements Michelin SCA	113,491	3,175,996
Cie. de Saint-Gobain	126,368	5,892,517
Credit Agricole SA	347,124	3,198,341
Danone SA	102,541	5,654,024
Dassault Aviation SA	4,620	660,765
Eiffage SA(b)	18,666	1,751,598
Electricite de France SA	286,335	3,477,324
Engie SA	766,665	9,485,438
Ipsen SA	8,575	867,423
Orange SA	438,510	4,480,884
Publicis Groupe SA	38,007	2,022,555
Renault SA(a)	90,229	2,667,564
Sanofi	263,183	26,153,421
Societe Generale SA	337,247	7,556,488
Thales SA	14,757	1,835,175
TotalEnergies SE	406,171	20,746,140
Valeo	31,763	682,270
Vinci SA	75,156	7,204,360
Vivendi SE	103,700	984,459
Worldline SA/France(a)(c)	48,379	2,135,358

		151,672,623

Germany — 7.0%
Aroundtown SA(b)	91,699	294,082
BASF SE	81,590	3,636,072
Bayer AG, Registered	318,315	18,567,389
Bayerische Motoren Werke AG	108,493	8,865,324
Commerzbank AG(a)	418,461	2,866,930
Continental AG	19,949	1,421,190
Covestro AG(c)	36,708	1,237,991
Daimler Truck Holding AG(a)	103,044	2,815,673
Deutsche Bank AG, Registered	797,477	6,975,493
Deutsche Telekom AG, Registered	403,260	7,661,527
Evonik Industries AG	24,912	531,365
Fresenius Medical Care AG & Co. KGaA	50,006	1,853,896
Fresenius SE & Co. KGaA	141,358	3,617,204
HeidelbergCement AG	40,477	2,061,777
Henkel AG & Co. KGaA	24,104	1,519,873
KION Group AG	6,447	294,064
Mercedes-Benz Group AG	212,440	12,528,433
Merck KGaA	15,859	3,020,515
RWE AG	123,792	5,092,548
Siemens AG, Registered	97,834	10,912,792
Uniper SE(b)	32,786	219,056
United Internet AG, Registered	14,083	370,963
Volkswagen AG	9,535	1,888,574

		98,252,731

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong — 2.6%
BOC Hong Kong Holdings Ltd.	446,500	$1,615,131
CK Asset Holdings Ltd.	1,089,000	7,709,823
CK Hutchison Holdings Ltd.	1,475,000	9,784,083
CK Infrastructure Holdings Ltd.	163,500	1,025,271
Hongkong Land Holdings Ltd.	214,700	1,116,023
Jardine Matheson Holdings Ltd.	73,900	3,903,089
New World Development Co. Ltd.	228,000	762,409
Sino Land Co. Ltd.	1,344,000	1,996,965
SITC International Holdings Co. Ltd.	230,000	783,133
Sun Hung Kai Properties Ltd.	243,500	2,906,691
Swire Pacific Ltd., Class A	134,500	765,994
WH Group Ltd.(c)	4,564,500	3,456,864
Xinyi Glass Holdings Ltd.(b)	368,000	725,819

		36,551,295

Israel — 0.9%
Bank Hapoalim BM	169,359	1,578,426
Bank Leumi Le-Israel BM	180,280	1,752,972
Check Point Software Technologies Ltd.(a)	17,006	2,118,948
Isracard Ltd.	2	6
Israel Discount Bank Ltd., Class A	162,114	921,757
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	542,347	5,087,215
ZIM Integrated Shipping Services Ltd.	23,027	1,147,205

		12,606,529

Italy — 3.1%
Enel SpA	1,698,280	8,561,478
Eni SpA	362,468	4,357,075
Intesa Sanpaolo SpA	3,438,548	6,106,202
Mediobanca Banca di Credito Finanziario SpA	109,261	937,100
Nexi SpA(a)(c)	83,960	762,528
Stellantis NV	973,574	13,980,768
Telecom Italia SpA/Milano(a)(b)	3,566,202	791,196
UniCredit SpA	875,000	8,653,475

		44,149,822

Japan — 34.2%
AGC Inc.	61,900	2,256,455
Aisin Corp.	51,200	1,520,567
Asahi Group Holdings Ltd.	121,700	4,231,064
Asahi Kasei Corp.	230,000	1,845,153
Astellas Pharma Inc.	351,900	5,511,241
Bridgestone Corp.	96,800	3,775,767
Brother Industries Ltd.	138,300	2,590,557
Canon Inc.	484,600	11,464,579
Central Japan Railway Co.	33,200	3,887,616
Chiba Bank Ltd. (The)	139,400	773,232
Chubu Electric Power Co. Inc.	379,000	4,042,949
Concordia Financial Group Ltd.	310,600	1,056,660
Dai Nippon Printing Co. Ltd.	69,100	1,524,852
Dai-ichi Life Holdings Inc.	122,300	2,127,394
Daito Trust Construction Co. Ltd.	34,900	3,308,609
Daiwa House Industry Co. Ltd.	295,200	7,293,822
Daiwa House REIT Investment Corp.	338	813,497
Daiwa Securities Group Inc.	262,500	1,211,759
Denso Corp.	57,000	3,117,619
Dentsu Group Inc.	28,100	981,577
ENEOS Holdings Inc.	725,000	2,804,592
Fuji Electric Co. Ltd.	20,900	943,967
FUJIFILM Holdings Corp.	153,500	8,768,230
Fujitsu Ltd.	61,500	8,244,834
Hankyu Hanshin Holdings Inc.	41,200	1,195,077

Security	Shares	Value

Japan (continued)
Hirose Electric Co. Ltd.	7,100	$1,020,025
Hitachi Construction Machinery Co. Ltd.	22,500	496,392
Hitachi Ltd.	276,300	13,988,529
Honda Motor Co. Ltd.	502,100	12,867,406
Hulic Co. Ltd.	174,800	1,401,912
Ibiden Co. Ltd.	22,400	661,059
Idemitsu Kosan Co. Ltd.	34,500	897,166
Iida Group Holdings Co. Ltd.	51,800	848,091
Inpex Corp.	246,100	2,820,742
Isuzu Motors Ltd.	137,000	1,502,698
ITOCHU Corp.	363,100	10,569,718
Japan Post Bank Co. Ltd.(b)	153,400	1,227,148
Japan Post Holdings Co. Ltd.	950,900	6,846,319
Japan Post Insurance Co. Ltd.	54,500	881,148
Japan Tobacco Inc.	407,700	7,320,503
JFE Holdings Inc.	201,200	2,268,499
Kajima Corp.	180,100	2,055,968
Kansai Electric Power Co. Inc. (The)	369,000	3,741,191
KDDI Corp.	233,400	7,483,345
Kirin Holdings Co. Ltd.	190,000	3,125,186
Koito Manufacturing Co. Ltd.	12,400	407,609
Komatsu Ltd.	184,000	4,253,780
Kubota Corp.	155,000	2,573,518
Kurita Water Industries Ltd.	12,300	498,882
Kyocera Corp.	150,000	8,338,330
Lixil Corp.	61,100	1,264,479
Marubeni Corp.	673,400	6,264,146
Mazda Motor Corp.	182,200	1,535,868
MEIJI Holdings Co. Ltd.	29,500	1,540,195
MINEBEA MITSUMI Inc.	59,700	1,073,891
Mitsubishi Chemical Group Corp.	299,300	1,683,121
Mitsubishi Corp.	445,900	13,251,826
Mitsubishi Electric Corp.	455,200	4,804,284
Mitsubishi Estate Co. Ltd.	242,600	3,603,000
Mitsubishi HC Capital Inc.	149,900	726,401
Mitsubishi Heavy Industries Ltd.	86,800	3,223,098
Mitsubishi UFJ Financial Group Inc.	3,495,600	19,695,929
Mitsui & Co. Ltd.	575,100	12,688,007
Mitsui Chemicals Inc.	48,700	1,025,828
Mitsui OSK Lines Ltd.	88,100	2,415,782
Mizuho Financial Group Inc.	880,670	10,503,199
MS&AD Insurance Group Holdings Inc.	52,300	1,696,159
Murata Manufacturing Co. Ltd.	111,200	6,495,269
NEC Corp.	110,900	4,093,810
NGK Insulators Ltd.	73,000	1,067,714
Nippon Building Fund Inc.	259	1,373,929
Nippon Express Holdings Inc.	21,700	1,296,692
Nippon Steel Corp.	287,900	4,284,018
Nippon Telegraph & Telephone Corp.	220,400	6,295,796
Nippon Yusen KK	82,000	6,441,208
Nissan Motor Co. Ltd.	653,800	2,486,310
Nisshin Seifun Group Inc.	43,700	537,923
Nomura Holdings Inc.	872,700	3,329,797
NTT Data Corp.	144,700	2,190,034
Obayashi Corp.	259,500	1,908,476
Oji Holdings Corp.	214,100	892,616
Ono Pharmaceutical Co. Ltd.	62,900	1,768,679
ORIX Corp.	225,000	4,009,909
Osaka Gas Co. Ltd.	148,700	2,673,343
Otsuka Holdings Co. Ltd.	99,900	3,568,723

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Panasonic Holdings Corp.	408,900	$3,375,934
Renesas Electronics Corp.(a)	357,500	3,405,133
Resona Holdings Inc.	687,600	2,672,183
Ricoh Co. Ltd.	401,700	3,230,897
Rohm Co. Ltd.	33,200	2,463,792
SBI Holdings Inc/Japan	30,400	616,738
SCSK Corp.	32,600	574,094
Secom Co. Ltd.	26,700	1,783,295
Seiko Epson Corp.	151,900	2,281,944
Sekisui Chemical Co. Ltd.	60,200	846,982
Sekisui House Ltd.	126,800	2,245,805
Seven & i Holdings Co. Ltd.	195,700	7,976,773
Shimizu Corp.	215,000	1,218,758
Shionogi & Co. Ltd.	44,000	2,256,824
Shizuoka Bank Ltd. (The)	130,200	787,894
SoftBank Group Corp.	234,800	9,863,191
Subaru Corp.	154,500	2,688,440
SUMCO Corp.	127,300	1,781,273
Sumitomo Chemical Co. Ltd.	374,000	1,469,794
Sumitomo Corp.	447,300	6,289,016
Sumitomo Electric Industries Ltd.	186,900	2,083,708
Sumitomo Metal Mining Co. Ltd.	43,400	1,364,661
Sumitomo Mitsui Financial Group Inc.	460,300	14,440,573
Sumitomo Mitsui Trust Holdings Inc.	96,600	3,173,237
Suntory Beverage & Food Ltd.	27,000	1,065,351
Suzuki Motor Corp.	68,500	2,245,384
T&D Holdings Inc.	64,600	731,145
Taisei Corp.	65,900	2,102,658
Takeda Pharmaceutical Co. Ltd.	371,100	10,888,145
TDK Corp.	165,800	5,221,812
TIS Inc.	52,800	1,497,098
Tokyo Electric Power Co. Holdings Inc.(a)	1,209,700	4,760,610
Tokyo Gas Co. Ltd.	128,300	2,519,928
Toppan Inc.	98,100	1,669,216
Toray Industries Inc.	273,400	1,497,504
Toshiba Corp.	63,600	2,580,094
Tosoh Corp.	72,800	948,962
Toyota Industries Corp.	40,200	2,447,756
Toyota Motor Corp.	1,983,000	32,186,120
Toyota Tsusho Corp.	68,400	2,334,454
Yamaha Motor Co. Ltd.	64,800	1,251,750
Yamato Holdings Co. Ltd.	34,800	608,965
Yokogawa Electric Corp.	55,900	991,290

		481,535,473

Netherlands — 2.2%
ABN AMRO Bank NV, CVA(c)	92,440	942,693
Aegon NV	724,910	3,183,953
AerCap Holdings NV(a)	21,454	962,427
EXOR NV	19,115	1,344,404
ING Groep NV	820,486	7,970,057
JDE Peet’s NV	22,195	643,708
Koninklijke Ahold Delhaize NV	298,795	8,228,433
Koninklijke Philips NV	116,320	2,407,388
NN Group NV	94,679	4,442,565
OCI NV	9,722	337,515
Randstad NV	22,296	1,126,906

		31,590,049

Norway — 0.5%
Adevinta ASA(a)	20,700	157,410

Security	Shares	Value

Norway (continued)
Equinor ASA	89,803	$3,457,764
Norsk Hydro ASA	224,260	1,519,413
Orkla ASA	125,645	1,084,602
Yara International ASA	21,536	917,807

		7,136,996

Singapore — 0.6%
Capitaland Investment Ltd/Singapore	332,400	945,787
City Developments Ltd.	38,700	217,426
Keppel Corp. Ltd.	351,100	1,754,160
Singapore Telecommunications Ltd.	909,900	1,720,687
UOL Group Ltd.	78,200	422,505
Venture Corp. Ltd.	91,800	1,169,552
Wilmar International Ltd.	680,000	1,981,456

		8,211,573

Spain — 2.3%
ACS Actividades de Construccion y Servicios SA	62,873	1,511,319
Banco Bilbao Vizcaya Argentaria SA	1,429,082	6,476,127
Banco Santander SA	5,166,181	12,925,115
CaixaBank SA	955,030	2,867,701
Grifols SA	29,030	423,595
Repsol SA	291,272	3,628,741
Telefonica SA	955,232	4,263,860

		32,096,458

Sweden — 1.4%
Boliden AB	36,797	1,229,714
Electrolux AB, Class B	24,860	358,576
Investor AB, Class A	173,908	3,575,596
Securitas AB, Class B	52,283	528,702
Sinch AB(a)(c)	62,588	158,685
Skanska AB, Class B	59,157	1,009,216
SKF AB, Class B	69,687	1,172,793
Swedbank AB, Class A	99,883	1,383,395
Telefonaktiebolaget LM Ericsson, Class B	768,654	5,846,569
Telia Co. AB	229,870	849,220
Volvo AB, Class B	223,713	4,016,548

		20,129,014

Switzerland — 5.7%
Adecco Group AG, Registered	31,813	1,120,677
Coca-Cola HBC AG, Class DI	19,329	475,718
Credit Suisse Group AG, Registered	889,631	5,174,597
Holcim AG	84,617	3,967,576
Novartis AG, Registered	399,994	34,371,336
Roche Holding AG, NVS	69,627	23,116,478
Siemens Energy AG(a)	74,354	1,235,577
STMicroelectronics NV	62,779	2,375,779
Swatch Group AG (The), Registered	7,612	380,133
UBS Group AG, Registered	484,447	7,916,020

		80,133,891

United Kingdom — 16.5%
3i Group PLC	192,640	2,993,192
Anglo American PLC	267,667	9,674,783
Associated British Foods PLC	104,541	2,135,288
AVEVA Group PLC	12,213	353,328
Aviva PLC	571,211	2,766,274
BAE Systems PLC	498,454	4,684,839
Barclays PLC	6,183,030	11,843,981
Barratt Developments PLC	252,863	1,550,479
Berkeley Group Holdings PLC	16,484	854,258
BP PLC	2,945,286	14,414,995

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	1,076,898	$42,196,775
BT Group PLC	1,834,063	3,621,032
CNH Industrial NV	164,915	2,124,543
Coca-Cola Europacific Partners PLC	34,128	1,847,007
DCC PLC	15,829	1,033,464
GSK PLC	581,373	12,214,765
Haleon PLC(a)	726,717	2,582,418
Hikma Pharmaceuticals PLC	20,230	427,602
HSBC Holdings PLC	3,464,491	21,701,422
Imperial Brands PLC	433,463	9,517,257
Informa PLC(a)	145,318	1,056,846
J Sainsbury PLC	911,643	2,459,221
Kingfisher PLC	483,652	1,530,212
Lloyds Banking Group PLC	16,961,771	9,391,022
M&G PLC	392,554	1,023,271
Melrose Industries PLC	1,073,273	2,112,694
NatWest Group PLC	1,331,315	4,043,545
Pearson PLC	84,789	784,744
Persimmon PLC	49,677	1,145,860
Phoenix Group Holdings PLC	96,513	760,389
Shell PLC	1,175,290	31,352,403
Smith & Nephew PLC	99,100	1,270,576
Standard Chartered PLC	882,512	6,082,881
Taylor Wimpey PLC	769,867	1,198,281
Tesco PLC	2,231,846	7,157,833
Vodafone Group PLC	6,822,411	10,053,895
WPP PLC	150,367	1,622,818

		231,584,193

Total Common Stocks — 98.4% (Cost: $1,506,371,243)		1,384,745,699

Preferred Stocks

Germany — 1.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	22,130	1,680,223

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	33,140	$2,117,093
Porsche Automobil Holding SE, Preference Shares, NVS	56,591	4,096,153
Volkswagen AG, Preference Shares, NVS	67,399	9,529,534

		17,423,003

Total Preferred Stocks — 1.2% (Cost: $23,080,677)		17,423,003

Total Long-Term Investments — 99.6% (Cost: $1,529,451,920)		1,402,168,702

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	2,832,246	2,831,962
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	330,000	330,000

Total Short-Term Securities — 0.2% (Cost: $3,162,023)		3,161,962

Total Investments in Securities — 99.8% (Cost: $1,532,613,943)		1,405,330,664

Other Assets Less Liabilities — 0.2%		2,557,466

Net Assets — 100.0%		$1,407,888,130

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,835,231	(a)	$—	$(3,208)	$(61)	$2,831,962	2,832,246	$106,353	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	20,000	(a)	—	—	—	330,000	330,000	2,564		—

					$(3,208)	$(61)	$3,161,962		$108,917		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Value Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	12	09/08/22	$1,750	$3,500
Euro STOXX 50 Index	49	09/16/22	1,864	118,138
FTSE 100 Index	19	09/16/22	1,711	52,721

				$174,359

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$174,359	$—	$—	$—	$174,359

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,478)	$—	$—	$—	$(6,478)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$231,875	$—	$—	$—	$231,875

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,127,285

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Value Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$57,004,596	$1,327,741,103	$—	$1,384,745,699
Preferred Stocks	—	17,423,003	—	17,423,003
Money Market Funds	3,161,962	—	—	3,161,962

	$60,166,558	$1,345,164,106	$—	$1,405,330,664

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$174,359	$—	$174,359

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

July 31, 2022

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$820,393,471	$4,001,419,097	$14,765,280	$1,402,168,702
Investments, at value — affiliated(c)	1,409,126	910,000	115,977	3,161,962
Cash	744	1,575	3,394	8,657
Foreign currency, at value(d)	927,963	7,647,971	26,390	2,064,723
Foreign currency collateral pledged for futures contracts(e)	176,140	1,566,582	4,718	374,534
Receivables:
Securities lending income — affiliated	2,348	46	116	3,480
Variation margin on futures contracts	29,225	316,778	715	35,536
Dividends — unaffiliated	980,794	2,123,703	15,139	2,117,198
Dividends — affiliated	318	898	—	591
Tax reclaims	924,317	8,861,147	7,437	1,133,106

Total assets	824,844,446	4,022,847,797	14,939,166	1,411,068,489

LIABILITIES
Collateral on securities loaned, at value	1,219,186	—	116,037	2,832,582
Payables:
Investments purchased	19,575	—	459	—
Investment advisory fees	198,583	970,889	3,603	347,777

Total liabilities	1,437,344	970,889	120,099	3,180,359

NET ASSETS	$823,407,102	$4,021,876,908	$14,819,067	$1,407,888,130

NET ASSETS CONSIST OF
Paid-in capital	$908,177,704	$4,101,263,581	$17,635,639	$1,608,472,419
Accumulated loss	(84,770,602)	(79,386,673)	(2,816,572)	(200,584,289)

NET ASSETS	$823,407,102	$4,021,876,908	$14,819,067	$1,407,888,130

NET ASSET VALUE

Shares outstanding	26,700,000	122,600,000	600,000	62,200,000

Net asset value	$30.84	$32.80	$24.70	$22.63

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$835,049,027	$3,975,642,741	$16,749,400	$1,529,451,920
(b) Securities loaned, at value	$1,074,005	$—	$95,093	$2,609,821
(c) Investments, at cost — affiliated	$1,409,069	$910,000	$115,973	$3,162,023
(d) Foreign currency, at cost	$913,856	$7,547,900	$25,772	$2,034,218
(e) Foreign currency collateral pledged, at cost	$179,655	$1,606,883	$5,016	$386,298

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,776,134	$134,758,270	$501,182	$58,838,164
Dividends — affiliated	7,770	9,324	12	2,767
Securities lending income — affiliated — net	14,988	73,094	2,176	106,150
Foreign taxes withheld	(2,962,308)	(11,148,099)	(52,765)	(4,944,979)

Total investment income	24,836,584	123,692,589	450,605	54,002,102

EXPENSES
Investment advisory fees	2,527,890	12,151,659	49,682	3,802,861
Professional fees	217	217	217	217

Total expenses	2,528,107	12,151,876	49,899	3,803,078

Net investment income	22,308,477	111,540,713	400,706	50,199,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(65,106,541)	(82,261,205)	(360,402)	(32,626,659)
Investments — affiliated	(129)	(6,850)	(66)	(3,208)
In-kind redemptions — unaffiliated(a)	6,477,589	7,667,203	2,559,050	4,045,625
Futures contracts	(287,301)	(667,563)	(2,778)	(6,478)
Foreign currency transactions	(576,607)	(1,361,798)	(8,482)	(1,291,778)

	(59,492,989)	(76,630,213)	2,187,322	(29,882,498)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(108,889,802)	(667,967,010)	(4,976,472)	(147,698,822)
Investments — affiliated	57	—	4	(61)
Futures contracts	103,667	900,055	2,521	231,875
Foreign currency translations	(54,573)	(389,352)	(290)	(65,148)

	(108,840,651)	(667,456,307)	(4,974,237)	(147,532,156)

Net realized and unrealized loss	(168,333,640)	(744,086,520)	(2,786,915)	(177,414,654)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(146,025,163)	$(632,545,807)	$(2,386,209)	$(127,215,630)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares MSCI Intl Momentum Factor ETF		iShares MSCI Intl Quality Factor ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,308,477	$7,839,164	$111,540,713	$59,105,585
Net realized gain (loss)	(59,492,989)	80,817,827	(76,630,213)	97,333,007
Net change in unrealized appreciation (depreciation)	(108,840,651)	29,564,717	(667,456,307)	550,619,860

Net increase (decrease) in net assets resulting from operations	(146,025,163)	118,221,708	(632,545,807)	707,058,452

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(52,594,725)	(8,730,181)	(129,032,411)	(57,477,491)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	190,109,882	316,672,682	1,038,985,420	1,439,257,212

NET ASSETS
Total increase (decrease) in net assets	(8,510,006)	426,164,209	277,407,202	2,088,838,173
Beginning of year	831,917,108	405,752,899	3,744,469,706	1,655,631,533

End of year	$823,407,102	$831,917,108	$4,021,876,908	$3,744,469,706

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Intl Size Factor ETF		iShares MSCI Intl Value Factor ETF
	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$400,706	$550,060	$50,199,024	$23,127,366
Net realized gain (loss)	2,187,322	3,916,961	(29,882,498)	54,972,396
Net change in unrealized appreciation (depreciation)	(4,974,237)	3,038,530	(147,532,156)	89,508,826

Net increase (decrease) in net assets resulting from operations	(2,386,209)	7,505,551	(127,215,630)	167,608,588

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(610,420)	(608,671)	(57,061,791)	(21,160,486)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,568,781)	(1,198,400)	466,997,525	527,226,102

NET ASSETS
Total increase (decrease) in net assets	(10,565,410)	5,698,480	282,720,104	673,674,204
Beginning of year	25,384,477	19,685,997	1,125,168,026	451,493,822

End of year	$14,819,067	$25,384,477	$1,407,888,130	$1,125,168,026

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Intl Momentum Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$39.06	$32.99	$29.44	$30.00	$28.78

Net investment income(a)	0.94	0.43	0.46	0.69	0.67
Net realized and unrealized gain (loss)(b)	(6.94)	6.09	3.52	(0.57)	1.17

Net increase (decrease) from investment operations	(6.00)	6.52	3.98	0.12	1.84

Distributions(c)
From net investment income	(1.11)	(0.45)	(0.43)	(0.68)	(0.59)
From net realized gain	(1.11)	—	—	—	(0.03)

Total distributions	(2.22)	(0.45)	(0.43)	(0.68)	(0.62)

Net asset value, end of year	$30.84	$39.06	$32.99	$29.44	$30.00

Total Return(d)
Based on net asset value	(16.09)%	19.80%	13.65%	0.55%	6.41%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.65%	1.16%	1.53%	2.44%	2.19%

Supplemental Data
Net assets, end of year (000)	$823,407	$831,917	$405,753	$164,888	$141,021

Portfolio turnover rate(f)	100%	104%	125%	105%	131%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Quality Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$39.29	$30.32	$29.79	$29.62	$28.07

Net investment income(a)	1.00	0.78	0.70	0.96	0.99
Net realized and unrealized gain (loss)(b)	(6.37)	8.90	0.44	(0.12)	1.23

Net increase (decrease) from investment operations	(5.37)	9.68	1.14	0.84	2.22

Distributions from net investment income(c)	(1.12)	(0.71)	(0.61)	(0.67)	(0.67)

Net asset value, end of year	$32.80	$39.29	$30.32	$29.79	$29.62

Total Return(d)
Based on net asset value	(13.78)%	32.03%	3.86%	2.99%	7.97%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.75%	2.18%	2.38%	3.31%	3.36%

Supplemental Data
Net assets, end of year (000)	$4,021,877	$3,744,470	$1,655,632	$822,240	$94,784

Portfolio turnover rate(f)	32%	37%	26%	29%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Size Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$31.73	$24.61	$26.01	$27.58	$26.81

Net investment income(a)	0.70	0.62	0.48	0.72	0.76
Net realized and unrealized gain (loss)(b)	(5.18)	7.19	(1.57)	(1.56)	0.81

Net increase (decrease) from investment operations	(4.48)	7.81	(1.09)	(0.84)	1.57

Distributions from net investment income(c)	(2.55)	(0.69)	(0.31)	(0.73)	(0.80)

Net asset value, end of year	$24.70	$31.73	$24.61	$26.01	$27.58

Total Return(d)
Based on net asset value	(14.94)%	31.83%	(4.25)%	(2.93)%	5.89%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.42%	2.11%	1.91%	2.78%	2.73%

Supplemental Data
Net assets, end of year (000)	$14,819	$25,384	$19,686	$5,202	$5,517

Portfolio turnover rate(f)	25%	25%	42%	26%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Value Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$25.69	$19.05	$22.61	$25.67	$24.84

Net investment income(a)	0.99	0.76	0.58	0.86	0.73
Net realized and unrealized gain (loss)(b)	(2.99)	6.44	(3.57)	(3.14)	0.88

Net increase (decrease) from investment operations	(2.00)	7.20	(2.99)	(2.28)	1.61

Distributions from net investment income(c)	(1.06)	(0.56)	(0.57)	(0.78)	(0.78)

Net asset value, end of year	$22.63	$25.69	$19.05	$22.61	$25.67

Total Return(d)
Based on net asset value	(8.02)%	37.95%	(13.57)%	(8.80)%	6.50%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	3.96%	3.18%	2.76%	3.63%	2.81%

Supplemental Data
Net assets, end of year (000)	$1,407,888	$1,125,168	$451,494	$314,222	$233,633

Portfolio turnover rate(f)	17%	24%	18%	20%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Intl Momentum Factor	Diversified
MSCI Intl Quality Factor	Diversified
MSCI Intl Size Factor	Diversified
MSCI Intl Value Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Intl Momentum Factor
BofA Securities, Inc.	$468,533	$(468,533)	$—		$—
Jefferies LLC	366,814	(366,814)	—		—
Wells Fargo Bank N.A	238,658	(238,658)	—		—

	$1,074,005	$(1,074,005)	$—		$—

MSCI Intl Size Factor
BNP Paribas SA	$11,261	$(11,261)	$—		$—
BofA Securities, Inc.	6,714	(6,714)	—		—
Citigroup Global Markets, Inc.	46,800	(46,800)	—		—
HSBC Bank PLC	21,466	(21,466)	—		—
J.P. Morgan Securities LLC	4,343	(4,343)	—		—
UBS Securities LLC	4,509	(4,509)	—		—

	$95,093	$(95,093)	$—		$—

MSCI Intl Value Factor
BNP Paribas SA	$6,663	$(6,663)	$—		$—
BofA Securities, Inc.	108,302	(108,302)	—		—
Citigroup Global Markets, Inc.	1,506,017	(1,506,017)	—		—
J.P. Morgan Securities LLC	216,865	(216,865)	—		—
Wells Fargo Bank N.A	771,974	(771,974)	—		—

	$2,609,821	$(2,609,821)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI Intl Momentum Factor	0.30%
MSCI Intl Quality Factor	0.30
MSCI Intl Size Factor	0.30
MSCI Intl Value Factor	0.30

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Intl Momentum Factor	$3,532
MSCI Intl Quality Factor	17,106
MSCI Intl Size Factor	511
MSCI Intl Value Factor	23,912

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Intl Momentum Factor	$354,052,018	$392,852,291	$(45,098,247)
MSCI Intl Quality Factor	462,147,190	361,143,718	(29,136,054)
MSCI Intl Value Factor	109,283,212	95,696,380	(10,412,994)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Intl Momentum Factor	$839,620,156	$842,999,957
MSCI Intl Quality Factor	1,401,168,857	1,306,334,343
MSCI Intl Size Factor	4,179,636	4,467,638
MSCI Intl Value Factor	241,646,157	214,953,082

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Intl Momentum Factor	$205,130,809	$42,522,762
MSCI Intl Quality Factor	969,913,914	32,087,865
MSCI Intl Size Factor	15,770,933	23,141,277
MSCI Intl Value Factor	462,621,320	25,454,892

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions and undistributed capital gains were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Intl Momentum Factor	$6,182,902	$(6,182,902)
MSCI Intl Quality Factor	7,596,620	(7,596,620)
MSCI Intl Size Factor	2,374,143	(2,374,143)
MSCI Intl Value Factor	3,532,970	(3,532,970)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
MSCI Intl Momentum Factor
Ordinary income	$27,261,587	$8,730,181
Long-term capital gains	25,333,138	—

	$52,594,725	$8,730,181

MSCI Intl Quality Factor
Ordinary income	$129,032,411	$57,477,491

MSCI Intl Size Factor
Ordinary income	$610,420	$608,671

MSCI Intl Value Factor
Ordinary income	$57,061,791	$21,160,486

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

MSCI Intl Momentum Factor	$328,222	$(68,033,903)	$(17,064,921)	$—		$(84,770,602)
MSCI Intl Quality Factor	1,268,832	(79,690,917)	(964,588)	—		(79,386,673)
MSCI Intl Size Factor	30,572	(778,700)	(2,068,444)	—		(2,816,572)
MSCI Intl Value Factor	—	(59,732,811)	(140,825,514)	(25,964)		(200,584,289)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Intl Momentum Factor	$838,848,638	$33,598,128	$(50,633,357)	$(17,035,229)
MSCI Intl Quality Factor	4,003,223,007	279,080,501	(279,791,374)	(710,873)
MSCI Intl Size Factor	16,949,507	204,398	(2,272,667)	(2,068,269)
MSCI Intl Value Factor	1,546,109,048	37,805,719	(178,580,603)	(140,774,884)

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount
MSCI Intl Momentum Factor
Shares sold	6,600,000	$232,970,183	12,000,000	$424,231,139
Shares redeemed	(1,200,000)	(42,860,301)	(3,000,000)	(107,558,457)

	5,400,000	$190,109,882	9,000,000	$316,672,682

MSCI Intl Quality Factor
Shares sold	28,300,000	$1,071,350,051	45,200,000	$1,593,430,344
Shares redeemed	(1,000,000)	(32,364,631)	(4,500,000)	(154,173,132)

	27,300,000	$1,038,985,420	40,700,000	$1,439,257,212

MSCI Intl Size Factor
Shares sold	600,000	$16,485,728	400,000	$11,680,140
Shares redeemed	(800,000)	(24,054,509)	(400,000)	(12,878,540)

	(200,000)	$(7,568,781)	—	$(1,198,400)

MSCI Intl Value Factor
Shares sold	19,500,000	$492,584,472	30,800,000	$795,071,169
Shares redeemed	(1,100,000)	(25,586,947)	(10,700,000)	(267,845,067)

	18,400,000	$466,997,525	20,100,000	$527,226,102

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF

iShares MSCI Intl Size Factor ETF

iShares MSCI Intl Value Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

iShares ETF	Qualified Dividend Income
MSCI Intl Momentum Factor	$29,262,479
MSCI Intl Quality Factor	138,377,430
MSCI Intl Size Factor	472,092
MSCI Intl Value Factor	57,779,302

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI Intl Momentum Factor	$25,333,138

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Intl Momentum Factor	$31,728,444	$2,682,961
MSCI Intl Quality Factor	147,613,149	9,987,428
MSCI Intl Size Factor	561,522	48,972
MSCI Intl Value Factor	61,298,837	4,766,455

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Intl Momentum Factor	$1.115797	$1.105722	$—	$2.221519	50%	50%	—%		100%
MSCI Intl Quality Factor(a)	1.113808	—	0.001942	1.115750	100	—	0	(b)	100
MSCI Intl Size Factor(a)	2.522781	—	0.027571	2.550352	99	—	1		100
MSCI Intl Value Factor(a)	1.045443	—	0.013435	1.058878	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	63

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Trustee and Officer Information (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	67

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares International Equity Factor ETF | INTF | NYSE Arca

•	iShares MSCI Global Multifactor ETF | ACWF | NYSE Arca

•	iShares MSCI Intl Small-Cap Multifactor ETF | ISCF | NYSE Arca

•	iShares MSCI USA Mid-Cap Multifactor ETF | MIDF | NYSE Arca

•	iShares MSCI USA Small-Cap Multifactor ETF | SMLF | NYSE Arca

•	iShares U.S. Equity Factor ETF | LRGF | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® International Equity Factor ETF

Investment Objective

The iShares International Equity Factor ETF (the “Fund”) (formerly the iShares MSCI Intl Multifactor ETF) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the STOXX International Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.97)%	1.64%	2.86%	(13.97)%	8.48%	22.70%
Fund Market	(14.08)	1.59	2.86	(14.08)	8.19	22.69
Index(a)	(14.16)	1.68	2.90	(14.16)	8.67	23.06
MSCI World ex USA Diversified Multiple-Factor	(13.79)	1.76	2.96	(13.79)	9.14	23.60
STOXX International Equity Factor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

(a)

Index performance through May 31, 2022 reflects the performance of the MSCI World ex USA Diversified Multiple-Factor Index. Index performance beginning on June 01, 2022 reflects the performance of the STOXX International Equity Factor Index, which, effective as of June 01, 2022, replaced the MSCI World ex USA Diversified Multiple-Factor Index as the underlying index of the fund.

(b)	The inception date of the STOXX International Equity Factor Index was March 08, 2022. The cumulative total return for this index for the period March 08, 2022 through July 31, 2022 was -1.64%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$902.40	$0.94		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® International Equity Factor ETF

Portfolio Management Commentary

International developed market stocks with favorable exposure to 5 targeted style factors – quality, value, momentum, low size, and low volatility – declined during the reporting period. Stocks in Sweden, particularly in the financial sector, detracted the most from the Index’s return. Mounting inflation, rising interest rates, and weakening global economies led to a drop in the stock prices of the companies that Swedish diversified holding companies invest in. Persistent supply chain disruptions, exacerbated by Russia’s invasion of Ukraine, also weakened the holding companies’ investments. Additionally, the stock prices of some of the companies that advanced during the start of the coronavirus pandemic later retreated as consumer habits shifted.

Japanese stocks, particularly in the information technology sector, also detracted from the Index’s performance. China’s lockdown measures to combat the spread of the coronavirus and its variants disrupted production and slowed deliveries of goods, hurting Japanese technology, hardware, and equipment companies with operations located there. A worldwide shortage in silicon chips, widely used in electronics, raised manufacturing costs and further slowed output for Japanese technology companies.

German stocks also detracted from the Index’s performance, driven by the consumer staples sector. A German maker of meal-kits, which climbed at the start of the pandemic when consumers ate at home more often, detracted as people began eating out at restaurants more often. In addition, rising food prices and falling consumer confidence weakened the outlook for meal-kit delivery companies. The industrials sector also detracted, as sales for German automakers in China, a key market for luxury cars, dropped sharply as coronavirus-related lockdowns shut car dealerships for extended periods.

Stocks in the Netherlands also detracted, driven by the healthcare sector. Stock prices of companies in the health care equipment and services sector dropped as supply chain issues disrupted production, and as customers postponed equipment installations.

U.K. stocks, which declined as The Bank of England raised interest rates in 2022 to the highest levels in 13 years, also weakened the Index’s performance. Rising interest rates, supply constraints, and inflationary pressures weighed on the industrials sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	20.3%
Industrials	13.2
Consumer Discretionary	11.3
Health Care	10.2
Consumer Staples	10.1
Information Technology	8.6
Materials	8.0
Communication Services	6.1
Energy	4.8
Utilities	3.8
Real Estate	3.6

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	22.9%
United Kingdom	13.4
France	9.4
Switzerland	9.1
Australia	8.1
Canada	7.7
Netherlands	5.1
Germany	4.6
Denmark	3.2
Hong Kong	2.9

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Global Multifactor ETF

Investment Objective

The iShares MSCI Global Multifactor ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(11.08)%	5.83%	5.88%	(11.08)%	32.76%	51.44%
Fund Market	(11.39)	5.53	5.87	(11.39)	30.86	51.35
Index	(11.12)	5.90	6.08	(11.12)	33.19	53.46

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$908.60	$1.66		$1,000.00	$1,023.10	$1.76		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Global Multifactor ETF

Portfolio Management Commentary

Global stocks with favorable exposure to 4 targeted factors – value, quality, momentum, and small size – declined during the reporting period as global growth stalled in an environment of high inflation, rising interest rates, and volatility in commodities markets. U.S. stocks were the largest detractors from the Index’s return, as the reopening-led recovery cooled and the economy contracted in the first half of 2022. The U.S. consumer discretionary sector declined the most, as high inflation weighed heavily on consumer sentiment. The retail industry, which was negatively impacted by supply chain disruptions early in the reporting period, faced overstocking concerns as order backlogs cleared. Growing inventories led to more markdowns in the multiline retail industry, and shifting consumer demand pressured profits. Rising costs, particularly from higher fuel prices and freight expenses, dampened earnings as profit margins contracted significantly.

The U.S. information technology sector also declined, most notably the semiconductors and semiconductor equipment industry. The weakening economy dented demand for products that use semiconductors as smaller businesses in particular slowed their purchases of computers. Stiff competition pressured the industry and lower prices for some products weighed on earnings. Capital markets companies in the financials sector also declined as lower stock prices led to a decrease in assets under management, along with diminished revenue and earnings.

Stocks in Japan, which endured two quarters of economic contraction during the reporting period, also detracted notably from the Index’s performance. The Japanese yen depreciated significantly relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars.

Chinese stocks further weighed on the Index’s performance amid strict lockdowns to prevent the spread of COVID-19. The consumer discretionary sector declined significantly, as the lockdowns significantly dampened consumer sentiment.

For the reporting period, the Index slightly underperformed the broader market, as represented by the MSCI ACWI. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. The momentum and quality factors were the most significant detractors from the Index’s relative performance, while value was additive. From an industry perspective, stock selection in the metals and mining industry negatively impacted relative return, while stock selection in oil, gas, and consumable fuels contributed. Positioning in South African stocks worked against the Index’s return compared to the broader market, while stock selection among U.S. stocks benefited performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	25.1%
Financials	12.4
Health Care	11.7
Industrials	11.2
Consumer Discretionary	9.8
Materials	8.0
Consumer Staples	7.2
Real Estate	4.3
Energy	4.3
Communication Services	3.8
Utilities	2.2

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	57.2%
China	7.4
Japan	5.1
Canada	5.0
India	3.5
Australia	2.9
Netherlands	2.2
United Kingdom	2.1
France	1.8
Switzerland	1.8

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF

Investment Objective

The iShares MSCI Intl Small-Cap Multifactor ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.81)%	4.00%	5.74%	(13.81)%	21.69%	49.99%
Fund Market	(14.37)	3.85	5.72	(14.37)	20.82	49.74
Index	(13.92)	4.13	5.94	(13.92)	22.43	51.97

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$908.90	$1.89		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI Intl Small-Cap Multifactor ETF

Portfolio Management Commentary

International small-capitalization stocks with favorable exposure to target style factors declined during the reporting period. U.K. stocks detracted the most from the Index’s return, driven by the consumer discretionary sector. Increasing inflation, made worse by the war in Ukraine and subsequent western sanctions against Russia, led consumers to reduce spending on nonessential items, weighing on the specialty retail industry. The industrials sector detracted as air freight and logistics companies were pressured by lower freight volume, which declined as consumer’s easing concerns about COVID-19 led to a decrease in online shopping.

Japanese stocks, particularly in the consumer discretionary sector, also detracted from the Index’s performance. Higher material costs and reductions in vehicle production, due to a worldwide microprocessor shortage, weighed on auto components manufacturers. The weaker Japanese yen, which in July 2022 declined to a 24-year low against the U.S. dollar, led to further cost pressure among auto components suppliers.

Swiss stocks also detracted from the Index’s return. The industrials sector drove the decline in an environment of coronavirus pandemic-related production slowdowns and supply shortages. The healthcare sector detracted as revenues from products and services related to the pandemic declined.

Swedish stocks in the consumer discretionary sector also detracted. Several casino and gaming operators reported weaker earnings as regulatory hurdles pressured income. French companies in the information technology sector further detracted from the Index’s return amid labor and supply shortages.

On the upside, Canadian energy stocks contributed meaningfully to the Index’s performance as higher oil and gas prices drove an increase in profits. Oil prices climbed sharply worldwide after Russia’s invasion of Ukraine precipitated international sanctions against Russia. With stronger cash flows, many oil and gas exploration and production companies declared higher dividends and announced plans to buy back stock.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI World ex USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four style factors, all four with the exception of size benefited relative performance during the reporting period. Relative to the broader market, stock selection and an overweight position in the energy sector contributed to relative performance, while stock selection in the materials and financials sectors detracted.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	22.6%
Consumer Discretionary	12.3
Information Technology	10.2
Energy	10.1
Financials	9.6
Materials	9.1
Health Care	9.0
Real Estate	7.8
Consumer Staples	4.2
Communication Services	2.7
Utilities	2.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	24.8%
Canada	15.1
United Kingdom	14.5
Australia	11.0
Switzerland	6.5
France	5.2
Netherlands	3.4
Hong Kong	3.3
Germany	3.0
Singapore	2.8

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI USA Mid-Cap Multifactor ETF

Investment Objective

The iShares MSCI USA Mid-Cap Multifactor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Mid Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.69)%	12.92%	(2.69)%	46.77%
Fund Market	(2.76)	12.90	(2.76)	46.70
Index	(2.75)	13.03	(2.75)	47.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 4, 2019. The first day of secondary market trading was June 6, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$944.30	$1.21		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI USA Mid-Cap Multifactor ETF

Portfolio Management Commentary

Stocks of mid-capitalization companies with favorable exposure to target style factors declined during the reporting period. The consumer discretionary sector detracted the most from the Index’s performance. Homebuilding companies faced headwinds as the once-strong housing market slowed. Home mortgage rates rose from record lows in recent years, increasing the cost to purchase a house and decreasing new housing construction as consumers canceled purchase agreements. In addition to weakening demand for new home construction, homebuilders also faced escalating costs and labor shortages. The specialty retail industry also declined as inflation increased significantly and companies in the industry grew concerned about decreasing sales and profits.

The information technology sector further detracted from the Index’s return. Sales growth for electronic equipment and instruments companies eased as supply chain constraints, including a worldwide shortage of microchips, and labor shortages delayed the purchase of new equipment. The healthcare sector also detracted, driven by the life sciences tools and services industry, where revenues from products and services related to the coronavirus pandemic declined.

On the upside, the energy sector contributed the most to the Index’s return. Oil and gas prices increased sharply following Russia’s invasion of Ukraine as subsequent western sanctions limited energy exports from Russia, one of the world’s major producers. Higher prices led to increased revenues and profits for the oil, gas, and consumable fuels industry. However, labor shortages and rising costs made increasing production to take advantage of the high energy prices difficult. Rather than invest the profits in new oil and gas exploration or increased production, many companies in the industry raised dividends and announced plans to buy back stock.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI USA Mid-Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and quality contributed notably to relative performance with a broad-based market rally during the reporting period. Industry allocation also contributed to the Index’s relative performance, driven primarily by an underweight to the software industry, overweight position in the oil, gas, and consumable fuels industry, and an underweight position in the hotels, restaurants, and leisure industry. Conversely, an underweight position in real estate, overweight position in household durables, and an underweight position in electric and multi-utilities detracted from relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	23.4%
Industrials	13.0
Financials	12.4
Consumer Discretionary	12.0
Health Care	11.0
Materials	10.7
Energy	5.1
Real Estate	3.5
Utilities	3.2
Communication Services	3.0
Consumer Staples	2.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Cadence Design Systems Inc.	2.2%
ON Semiconductor Corp.	1.8
Devon Energy Corp.	1.7
United Rentals Inc.	1.7
CBRE Group Inc., Class A	1.7
Waters Corp.	1.6
Laboratory Corp. of America Holdings	1.6
Coterra Energy Inc.	1.5
Jack Henry & Associates Inc.	1.5
Molina Healthcare Inc.	1.4

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

Investment Objective

The iShares MSCI USA Small-Cap Multifactor ETF(the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.23)%	8.53%	8.96%	(4.23)%	50.60%	86.48%
Fund Market	(4.25)	8.51	8.96	(4.25)	50.41	86.39
Index	(3.93)	8.88	9.34	(3.93)	53.01	91.09

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$973.20	$1.47		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	iShares® MSCI USA Small-Cap Multifactor ETF

Portfolio Management Commentary

Stocks of small-capitalization companies with favorable exposure to target style factors declined during the reporting period. The consumer discretionary sector detracted the most from the Index’s return. Soaring inflation, which reached a 40-year high in June 2022, weighed on specialty retailers, leisure products companies, and textiles and apparel brands. Falling consumer confidence weakened the sales and profits outlook for discretionary items as shoppers cut back on buying nonessential services and products. Meanwhile, persistent supply chain disruptions, worsened by Russia’s invasion of Ukraine, sharply increased freight costs, a significant expense for many retailers.

The healthcare sector also detracted from the Index’s performance. Home healthcare providers faced mounting labor costs as the low unemployment rate, difficulty retaining staff during the coronavirus pandemic, and rising demand for services to treat the aging population led to a nursing shortage. Some healthcare providers resorted to hiring more expensive contract labor to address the shortfall in the permanent workforce.

On the upside, the energy sector contributed the most to the Index’s return. Oil and gas prices increased following Russia’s invasion of Ukraine, as the subsequent sanctions limited energy exports from Russia, one of the world’s major producers. As prices of energy commodities rose, profits at oil and gas companies increased sharply. Labor shortages and rising costs impeded efforts to increase production as oil prices rose. Rather than invest profits in new oil and gas exploration or increased production, many companies in the industry rewarded shareholders by raising dividends and announcing plans to buy back stocks.

In terms of relative performance, the Index significantly outperformed the broader market for small-capitalization stocks, as represented by the MSCI USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, from a relative factor performance perspective, value experienced a broad-based rally during the reporting period as the Fed raised interest rates. Relative to the broader market, an overweight position in pharmaceuticals and an underweight position in the internet and direct marketing industry contributed to the Index’s relative performance. Conversely, overweight positions in the textiles and apparel and the interactive media and services industries detracted from relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	19.1%
Health Care	18.2
Financials	14.8
Industrials	14.1
Energy	9.7
Consumer Discretionary	8.6
Real Estate	4.8
Materials	3.9
Communication Services	3.3
Consumer Staples	3.3
Utilities	0.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Ovintiv Inc.	1.4%
United Therapeutics Corp.	1.1
Jones Lang LaSalle Inc.	1.1
Jabil Inc.	0.9
Range Resources Corp.	0.9
Ciena Corp.	0.9
Chemed Corp.	0.8
SM Energy Co.	0.8
Cirrus Logic Inc.	0.8
Jefferies Financial Group Inc.	0.8

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® U.S. Equity Factor ETF

Investment Objective

The iShares U.S. Equity Factor ETF (the “Fund”) (formerly the iShares MSCI USA Multifactor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the STOXX U.S. Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.58)%	9.29%	9.06%	(3.58)%	55.95%	87.72%
Fund Market	(3.55)	9.29	9.07	(3.55)	55.95	87.77
Index(a)	(3.48)	9.49	9.29	(3.48)	57.38	90.51
MSCI USA Diversified Multiple-Factor Index	(5.19)	9.10	9.02	(5.19)	54.59	87.14
STOXX U.S. Equity Factor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 28, 2015. The first day of secondary market trading was April 30, 2015.

(a)

Index performance through May 31, 2022 reflects the performance of the MSCI USA Diversified Multiple-Factor Index. Index performance beginning on June 01, 2022 reflects the performance of the STOXX U.S. Equity Factor Index, which, effective as of June 01, 2022, replaced the MSCI USA Diversified Multiple-Factor Index as the underlying index of the fund.

(b)	The inception date of the STOXX U.S. Equity Factor Index was March 08, 2022. The cumulative total return for this index for the period March 08, 2022 through July 31, 2022 was -0.46%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$954.00	$0.58		$1,000.00	$1,024.20	$0.60		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	iShares® U.S. Equity Factor ETF

Portfolio Management Commentary

Stocks of large- and mid-capitalization companies with favorable exposure to target style factors declined for the reporting period. The consumer discretionary sector declined the most as high inflation weighed heavily on consumer sentiment. The retail industry, which was negatively impacted by supply chain disruptions early in the reporting period, faced overstocking concerns as order backlogs cleared. Growing inventories led to more markdowns in the multiline retail industry and shifting consumer demand pressured profits. Rising costs, particularly from higher fuel prices and freight expenses, also dampened earnings as profit margins contracted significantly.

The communication services sector also detracted from the Index’s performance, particularly the entertainment industry. Accusations of workplace misconduct led to the investigation of a large company in the industry, which later entered an agreement to be acquired. Meanwhile, slowing demand for online advertisements pressured the interactive media and services industry. Capital markets companies in the financials sector also declined as lower stock prices led to a decrease in assets under management, along with diminished revenues and earnings.

On the upside, the energy sector benefited from higher prices for oil and natural gas. The global economic recovery drove higher demand for energy commodities, and the war in Ukraine further disrupted energy markets. Higher prices drove increased earnings in the oil, gas, and consumable fuels industry despite a rise in leasing costs.

The materials sector gained as the chemicals industry benefited from rising sales, price increases to compensate for higher input costs, and new product penetration. Another source of strength was the utilities sector, where grid modernization helped to stabilize earnings in the electric utilities industry.

In terms of relative performance, the Index significantly outperformed the broader market as represented by the MSCI USA Index. The Index’s research-based selection process focuses on five investment factors: value, quality, momentum, low volatility, and low size. In the process of seeking companies with a favorable combination of style factors, the Index’s positioning was overweight in the information technology and materials sectors but underweight in communication services and financials. From an industry perspective, overweight allocations to the healthcare provider industry and underweight positions in the interactive media and services and the internet and direct marketing retail industries benefited the Index relative to the broader market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	29.4%
Health Care	14.5
Financials	12.5
Consumer Discretionary	11.7
Consumer Staples	7.3
Industrials	6.6
Communication Services	6.3
Energy	4.4
Utilities	2.9
Real Estate	2.2
Materials	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	6.5%
Microsoft Corp.	5.8
Amazon.com Inc.	2.8
Alphabet Inc., Class C	2.0
Procter & Gamble Co. (The)	1.6
UnitedHealth Group Inc.	1.5
Tesla Inc.	1.5
Johnson & Johnson	1.5
AbbVie Inc.	1.2
Nvidia Corp.	1.1

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments July 31, 2022	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.1%
AGL Energy Ltd.	432,974	$2,550,084
ALS Ltd.	88,818	729,501
Alumina Ltd.	100,648	109,327
Aristocrat Leisure Ltd.	36,058	899,577
ASX Ltd.	36,747	2,284,001
Aurizon Holdings Ltd.	1,415,064	4,005,049
Australia & New Zealand Banking Group Ltd.	62,952	1,017,384
Australia & New Zealand Banking Group Ltd., New	4,197	67,153
BHP Group Ltd.	316,273	8,654,923
BlueScope Steel Ltd.	95,763	1,124,868
carsales.com Ltd.	8,249	120,256
Commonwealth Bank of Australia	37,591	2,669,615
CSL Ltd.	11,183	2,277,049
Domino’s Pizza Enterprises Ltd.	1,709	87,381
Fortescue Metals Group Ltd.	258,025	3,320,410
Glencore PLC	239,414	1,356,927
Goodman Group	100,277	1,467,560
Harvey Norman Holdings Ltd.	178,799	521,760
JB Hi-Fi Ltd.	108,456	3,211,427
Macquarie Group Ltd.	30,425	3,893,894
Metcash Ltd.	723,591	2,109,223
Mineral Resources Ltd.	55,303	2,107,270
Mirvac Group	139,889	211,930
Rio Tinto Ltd.	84,095	5,826,484
Rio Tinto PLC	54,303	3,278,244
Sims Ltd.	151,849	1,579,078
South32 Ltd.	498,337	1,358,274
Stockland	729,696	1,977,247
Telstra Corp. Ltd.	477,966	1,306,285
Wesfarmers Ltd.	46,297	1,516,945
Whitehaven Coal Ltd.	393,037	1,730,495
Woolworths Group Ltd.	116,575	3,066,981

		66,436,602

Austria — 0.9%
BAWAG Group AG(a)	14,430	666,229
OMV AG	51,851	2,208,330
Raiffeisen Bank International AG	109,930	1,331,775
Verbund AG	4,119	452,948
Wienerberger AG	108,471	2,496,731

		7,156,013

Belgium — 0.9%
Ageas SA/NV	65,761	2,870,158
D’ieteren Group	13,101	2,150,216
KBC Group NV	10,344	541,787
Proximus SADP	112,496	1,558,857

		7,121,018

Canada — 7.7%
Bank of Montreal	63,252	6,305,689
BCE Inc.	14,661	740,749
Canadian Imperial Bank of Commerce	20,888	1,056,675
Canadian National Railway Co.	2,920	369,928
Canadian Natural Resources Ltd.	51,864	2,863,850
Canadian Pacific Railway Ltd.	28,903	2,278,971
CGI Inc.(b)	28,440	2,438,571
Constellation Software Inc.	1,692	2,878,283
Dollarama Inc.	12,360	749,100
Fairfax Financial Holdings Ltd.	524	282,266
Magna International Inc.	55,446	3,540,525

Security	Shares	Value

Canada (continued)
Manulife Financial Corp.	107,729	$1,971,940
National Bank of Canada(c)	56,951	3,995,976
Nutrien Ltd.	39,461	3,378,013
Power Corp. of Canada	68,504	1,861,653
Royal Bank of Canada	123,388	12,030,944
Sun Life Financial Inc.	4,359	202,402
Suncor Energy Inc.	51,167	1,736,533
Teck Resources Ltd., Class B	37,494	1,102,377
Thomson Reuters Corp.	59,701	6,703,687
Toronto-Dominion Bank (The)	107,530	6,984,769

		63,472,901

China — 0.1%
Xiaomi Corp., Class B(a)(b)	428,200	673,467

Denmark — 3.1%
AP Moller - Maersk A/S, Class B, NVS	422	1,152,201
Carlsberg A/S, Class B	21,014	2,717,990
Coloplast A/S, Class B	6,360	744,367
Danske Bank A/S	79,763	1,115,430
GN Store Nord A/S	20,751	722,635
ISS A/S(b)	4,619	80,724
Novo Nordisk A/S, Class B	117,487	13,684,152
Pandora A/S	29,010	2,155,202
Ringkjoebing Landbobank A/S	3,876	435,247
Royal Unibrew A/S	34,158	2,913,117
Vestas Wind Systems A/S	3,920	103,032

		25,824,097

Finland — 1.3%
Fortum OYJ	27,065	303,785
Kesko OYJ, Class B	64,249	1,589,081
Kone OYJ, Class B	10,749	491,245
Neste OYJ	8,994	462,483
Nordea Bank Abp, New	331,126	3,263,173
Orion OYJ, Class B	29,500	1,408,256
Valmet OYJ	103,391	2,877,099

		10,395,122

France — 9.4%
Air Liquide SA	1,076	147,931
Airbus SE	5,308	572,318
ArcelorMittal SA	31,297	772,220
AXA SA	3,749	86,386
BNP Paribas SA	101,421	4,791,867
Bollore SE	95,477	482,050
Bouygues SA(c)	82,007	2,479,050
Capgemini SE	6,659	1,270,117
Carrefour SA	105,662	1,800,696
Christian Dior SE, NVS	4,254	2,894,862
Cie Generale des Etablissements Michelin SCA	28,642	801,534
Cie. de Saint-Gobain	28,792	1,342,566
Credit Agricole SA	439,902	4,053,182
Danone SA	1,713	94,453
Dassault Systemes SE	21,747	932,765
Edenred	4,500	230,987
Eiffage SA(c)	19,090	1,791,386
Engie SA	128,147	1,585,478
Kering SA	5,859	3,354,225
Klepierre SA	10,670	237,088
La Francaise des Jeux SAEM(a)	103,955	3,713,067
Legrand SA	9,126	747,133
L’Oreal SA	15,729	5,946,464

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
LVMH Moet Hennessy Louis Vuitton SE	12,832	$8,909,950
Orange SA	170,703	1,744,317
Pernod Ricard SA	4,832	949,219
Publicis Groupe SA	46,228	2,460,039
Renault SA(b)	12,890	381,085
Sanofi	58,463	5,809,674
Sartorius Stedim Biotech	3,695	1,478,145
Schneider Electric SE	30,778	4,256,715
Societe Generale SA	68,290	1,530,132
Sodexo SA	1,476	119,930
TotalEnergies SE	134,644	6,877,259
Vinci SA	14,946	1,432,705
Vivendi SE	125,224	1,188,793

		77,265,788

Germany — 4.4%
adidas AG	11,689	2,022,097
Allianz SE, Registered	29,074	5,280,015
Aurubis AG	6,561	473,685
BASF SE	14,301	637,327
Bayer AG, Registered	1,362	79,446
Bayerische Motoren Werke AG	25,004	2,043,160
Covestro AG(a)	29,081	980,768
Deutsche Bank AG, Registered	10,437	91,292
Deutsche Boerse AG	6,976	1,217,768
Deutsche Post AG, Registered	63,500	2,536,181
Deutsche Telekom AG, Registered	96,161	1,826,961
E.ON SE	75,930	682,542
Evonik Industries AG	11,089	236,525
GEA Group AG	18,681	697,317
Hannover Rueck SE	3,430	486,535
HelloFresh SE(b)	66,397	1,835,195
Hugo Boss AG	10,440	616,924
Knorr-Bremse AG	19,213	1,144,625
Mercedes-Benz Group AG	62,868	3,707,576
Merck KGaA	3,480	662,803
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	9,487	2,150,760
Rheinmetall AG	3,593	658,874
SAP SE	40,678	3,794,147
Siemens AG, Registered	18,625	2,077,506
Uniper SE(c)	35,171	234,991

		36,175,020

Hong Kong — 2.9%
AIA Group Ltd.	537,200	5,397,057
CK Asset Holdings Ltd.	201,000	1,423,025
CK Hutchison Holdings Ltd.	285,500	1,893,801
CLP Holdings Ltd.	203,000	1,721,353
Hang Seng Bank Ltd.	59,000	951,706
Henderson Land Development Co. Ltd.	64,000	222,793
HK Electric Investments & HK Electric Investments Ltd., Class SS	2,150,000	1,944,611
HKT Trust & HKT Ltd., Class SS	71,000	99,479
Hong Kong Exchanges & Clearing Ltd.	79,700	3,657,468
Link REIT	140,600	1,177,431
Pacific Basin Shipping Ltd.	1,927,000	921,560
SITC International Holdings Co. Ltd.	175,000	595,862
Swire Properties Ltd.	701,600	1,671,723
Techtronic Industries Co. Ltd.	20,000	221,932
WH Group Ltd.(a)	1,631,000	1,235,216

Security	Shares	Value

Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.	173,000	$770,059

		23,905,076

Ireland — 1.0%
Bank of Ireland Group PLC	25,531	146,235
CRH PLC	39,076	1,499,508
Grafton Group PLC	100,528	1,039,808
Linde PLC, New, NVS(b)(c)	18,496	5,601,251

		8,286,802

Italy — 1.7%
A2A SpA	1,433,221	1,847,275
Enel SpA	416,333	2,098,845
Eni SpA	241,930	2,908,139
Hera SpA	229,687	659,954
Intesa Sanpaolo SpA	229,991	408,420
Italgas SpA	254,836	1,457,863
Mediobanca Banca di Credito Finanziario SpA	46,048	394,940
Poste Italiane SpA(a)	75,259	632,199
Recordati Industria Chimica e Farmaceutica SpA	8,419	373,377
Snam SpA	468,352	2,349,971
Stellantis NV	7,030	100,953
Terna - Rete Elettrica Nazionale	107,889	825,977
UniCredit SpA	8,463	83,696

		14,141,609

Japan — 22.8%
ADEKA Corp.	52,200	944,208
Advance Residence Investment Corp.	185	509,748
Advantest Corp.	26,400	1,570,192
Amada Co. Ltd.	17,500	141,255
Aozora Bank Ltd.	48,400	1,011,775
Asahi Kasei Corp.	37,000	296,829
Astellas Pharma Inc.	163,700	2,563,769
Azbil Corp.	36,500	1,098,765
Bandai Namco Holdings Inc.	10,300	804,661
BayCurrent Consulting Inc.	5,300	1,658,182
BIPROGY Inc.	63,100	1,346,515
Bridgestone Corp.	4,300	167,725
Canon Inc.	23,900	565,422
Capcom Co. Ltd.	75,200	2,090,374
Chubu Electric Power Co. Inc.	159,600	1,702,519
Chugai Pharmaceutical Co. Ltd.	47,900	1,345,644
Daicel Corp.	69,400	441,475
Dai-ichi Life Holdings Inc.	95,800	1,666,429
Daiichi Sankyo Co. Ltd.	79,100	2,097,313
Daikin Industries Ltd.	2,000	350,756
Daiseki Co. Ltd.	48,500	1,441,760
Daiwa Office Investment Corp.	68	344,981
Daiwa Securities Group Inc.	290,300	1,340,090
Denka Co. Ltd.	4,700	121,864
Ebara Corp.	35,400	1,386,763
Eisai Co. Ltd.	13,500	618,230
Fast Retailing Co. Ltd.	2,100	1,271,740
Frontier Real Estate Investment Corp.	483	1,968,683
Fuji Electric Co. Ltd.	3,200	144,531
FUJIFILM Holdings Corp.	22,200	1,268,109
Fujitsu Ltd.	20,800	2,788,497
GMO Payment Gateway Inc.	4,800	398,894
Hikari Tsushin Inc.	1,900	209,358
Hitachi Ltd.	46,800	2,369,393
Hitachi Transport System Ltd.	39,200	2,553,220

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Honda Motor Co. Ltd.	90,700	$2,324,385
Hoya Corp.	35,700	3,576,841
Ibiden Co. Ltd.	42,600	1,257,192
Inpex Corp.	20,800	238,405
Internet Initiative Japan Inc.	69,100	2,805,723
ITOCHU Corp.	101,900	2,966,274
Japan Exchange Group Inc.	26,600	422,959
Japan Post Bank Co. Ltd.(c)	117,500	939,960
Japan Post Holdings Co. Ltd.	105,200	757,422
Japan Post Insurance Co. Ltd.	188,200	3,042,790
Japan Real Estate Investment Corp.	287	1,385,912
Kagome Co. Ltd.	81,500	1,927,694
KDDI Corp.	52,700	1,689,684
Keyence Corp.	4,600	1,823,174
Kikkoman Corp.	3,500	207,532
Kirin Holdings Co. Ltd.	12,500	205,604
Koei Tecmo Holdings Co. Ltd.	27,500	960,034
Konami Group Corp.	15,000	886,581
LaSalle Logiport REIT	1,400	1,845,092
Lasertec Corp.	4,300	615,631
Marubeni Corp.	60,000	558,136
Mitsubishi Chemical Group Corp.	115,900	651,767
Mitsubishi Corp.	94,000	2,793,612
Mitsubishi Estate Co. Ltd.	74,200	1,101,989
Mitsubishi Gas Chemical Co. Inc.	100,500	1,460,831
Mitsubishi Heavy Industries Ltd.	2,100	77,978
Mitsubishi Logistics Corp.	19,900	533,961
Mitsubishi UFJ Financial Group Inc.	712,000	4,011,758
Mitsui & Co. Ltd.	55,700	1,228,868
Mitsui Chemicals Inc.	21,300	448,668
Mitsui High-Tec Inc.	14,000	940,404
Morinaga Milk Industry Co. Ltd.	42,300	1,559,723
MS&AD Insurance Group Holdings Inc.	86,100	2,792,338
NEC Corp.	2,800	103,360
NET One Systems Co. Ltd.	22,600	526,344
Nintendo Co. Ltd.	8,300	3,711,536
Nippon Accommodations Fund Inc.	307	1,604,182
Nippon Express Holdings Inc.	36,000	2,151,194
Nippon Sanso Holdings Corp.	16,400	276,548
Nippon Telegraph & Telephone Corp.	210,800	6,021,569
Nissan Chemical Corp.	39,200	2,004,419
Nissan Motor Co. Ltd.	137,500	522,893
Nissin Foods Holdings Co. Ltd.	10,200	738,746
Nitto Denko Corp.	16,800	1,081,840
NOF Corp.	9,200	364,017
Nomura Holdings Inc.	1,122,600	4,283,293
Nomura Real Estate Holdings Inc.	111,700	2,709,771
Nomura Research Institute Ltd.	113,800	3,419,041
Obic Co. Ltd.	7,100	1,135,074
Olympus Corp.	96,600	2,067,448
Omron Corp.	2,800	156,598
ORIX Corp.	134,700	2,400,599
Osaka Gas Co. Ltd.	57,700	1,037,336
Otsuka Corp.	23,600	735,982
Panasonic Holdings Corp.	60,600	500,322
Recruit Holdings Co. Ltd.	72,800	2,720,757
Rohto Pharmaceutical Co. Ltd.	10,400	311,727
Sanwa Holdings Corp.	116,500	1,258,506
SBI Holdings Inc/Japan	112,300	2,278,278
SCSK Corp.	130,600	2,299,898

Security	Shares	Value

Japan (continued)
Sekisui House Ltd.	21,300	$377,253
Seven & i Holdings Co. Ltd.	4,700	191,573
Shimadzu Corp.	6,600	234,821
Shin-Etsu Chemical Co. Ltd.	9,400	1,204,086
Shinko Electric Industries Co. Ltd.	3,000	77,261
Shionogi & Co. Ltd.	14,900	764,243
Shiseido Co. Ltd.	8,700	357,859
SHO-BOND Holdings Co. Ltd.	44,500	1,968,880
SoftBank Corp.	164,800	1,905,459
SoftBank Group Corp.	39,200	1,646,666
Sohgo Security Services Co. Ltd.	54,100	1,516,094
Sompo Holdings Inc.	27,200	1,213,969
Sony Group Corp.	61,300	5,199,951
Sugi Holdings Co. Ltd.	13,700	618,061
Sumitomo Mitsui Financial Group Inc.	60,000	1,882,325
Sumitomo Mitsui Trust Holdings Inc.	15,900	522,303
Sumitomo Pharma Co., Ltd.	11,000	86,146
Sumitomo Realty & Development Co. Ltd.	27,700	764,882
Suzuki Motor Corp.	5,200	170,453
T&D Holdings Inc.	140,200	1,586,789
TDK Corp.	4,000	125,979
TIS Inc.	77,400	2,194,609
Tokio Marine Holdings Inc.	40,800	2,388,429
Tokyo Electric Power Co. Holdings Inc.(b)	169,300	666,257
Tokyo Electron Ltd.	11,700	4,027,063
Tokyo Ohka Kogyo Co. Ltd.	21,000	1,088,851
Tokyo Tatemono Co. Ltd.	141,800	2,088,327
Toyo Suisan Kaisha Ltd.	17,400	739,289
Toyota Motor Corp.	707,400	11,481,826
Trend Micro Inc/Japan	1,400	81,360
Ulvac Inc.	46,700	1,763,481
Ushio Inc.	113,900	1,574,799
Yamada Holdings Co. Ltd.	95,800	345,875
Yamato Holdings Co. Ltd.	5,400	94,495
Yokohama Rubber Co. Ltd. (The)	19,300	282,695
Zenkoku Hosho Co. Ltd.	19,300	656,605
Zensho Holdings Co. Ltd.	37,100	982,224
ZOZO Inc.	9,700	209,536

		188,140,643

Netherlands — 5.1%
ABN AMRO Bank NV, CVA(a)	66,300	676,120
Adyen NV(a)(b)	2,791	5,020,372
Akzo Nobel NV	21,281	1,432,222
ASM International NV	9,412	2,891,100
ASML Holding NV	16,788	9,649,035
ASR Nederland NV	47,032	1,965,816
BE Semiconductor Industries NV	34,508	1,852,449
Euronext NV(a)	1,028	83,760
ING Groep NV	168,171	1,633,584
Koninklijke Ahold Delhaize NV	234,848	6,467,414
Koninklijke KPN NV	289,693	955,694
Koninklijke Philips NV	66,690	1,380,233
NN Group NV	69,335	3,253,364
Randstad NV	30,061	1,519,373
Signify NV(a)	78,195	2,539,619
Universal Music Group NV	30,234	684,392

		42,004,547

New Zealand — 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	74,120	991,179
Fletcher Building Ltd.	212,158	690,266

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Mainfreight Ltd.	11,485	$557,909
Meridian Energy Ltd.	175,259	550,006
Spark New Zealand Ltd.	204,956	659,051

		3,448,411

Norway — 1.4%
DNB Bank ASA	89,357	1,762,636
Equinor ASA	50,562	1,946,833
Gjensidige Forsikring ASA	4,810	100,605
Kongsberg Gruppen ASA	63,620	2,344,316
Nordic Semiconductor ASA(b)	18,577	326,464
Orkla ASA	347,109	2,996,339
Telenor ASA	106,262	1,290,461
Yara International ASA	16,122	687,077

		11,454,731

Poland — 0.3%
KGHM Polska Miedz SA	4,232	106,087
LPP SA	714	1,529,713
Polski Koncern Naftowy ORLEN SA	56,209	918,170

		2,553,970

Portugal — 0.1%
Galp Energia SGPS SA	68,190	719,785
Jeronimo Martins SGPS SA	7,008	162,214

		881,999

Singapore — 1.2%
Capitaland Investment Ltd/Singapore	294,400	837,665
DBS Group Holdings Ltd.	48,300	1,102,126
NetLink NBN Trust	2,436,800	1,693,447
Oversea-Chinese Banking Corp. Ltd.	168,200	1,425,444
Singapore Technologies Engineering Ltd.	89,100	259,794
STMicroelectronics NV , New	49,173	1,861,109
United Overseas Bank Ltd.	118,900	2,372,214
Wilmar International Ltd.	245,500	715,364

		10,267,163

Spain — 1.8%
Acciona SA	16,371	3,368,669
Banco Bilbao Vizcaya Argentaria SA	285,475	1,293,678
Banco de Sabadell SA	715,565	458,150
Banco Santander SA	68,844	172,239
CaixaBank SA	103,254	310,044
Enagas SA	5,874	115,945
Endesa SA	80,185	1,469,745
Fluidra SA	19,421	363,020
Iberdrola SA	189,853	2,027,340
Iberdrola SA, NVS	5,274	56,217
Naturgy Energy Group SA	8,137	238,675
Red Electrica Corp. SA	6,608	129,916
Repsol SA	275,463	3,431,788
Telefonica SA	387,140	1,728,073

		15,163,499

Sweden — 2.4%
EQT AB	52,723	1,431,076
Getinge AB, Class B	27,216	614,154
H & M Hennes & Mauritz AB, Class B	6,593	84,355
Husqvarna AB, Class B	83,843	668,206
Kindred Group PLC	217,401	1,914,663
Kinnevik AB, Class B(b)	71,431	1,286,606
Millicom International Cellular SA, SDR(b)	5,024	78,998
Sandvik AB	22,798	420,080
Skandinaviska Enskilda Banken AB, Class A	131,694	1,426,697

Security	Shares	Value

Sweden (continued)
SKF AB, Class B	10,354	$174,252
SSAB AB, Class B	361,788	1,659,952
Svenska Handelsbanken AB, Class A	45,000	404,636
Swedbank AB, Class A	48,174	667,217
Swedish Match AB	472,965	4,951,244
Telefonaktiebolaget LM Ericsson, Class B	260,817	1,983,838
Thule Group AB(a)	12,277	356,423
Volvo AB, Class B	84,216	1,512,016

		19,634,413

Switzerland — 9.0%
ABB Ltd., Registered	44,292	1,346,459
Adecco Group AG, Registered	44,046	1,551,609
Alcon Inc.	31,100	2,447,697
Bucher Industries AG, Registered	6,264	2,404,981
Cie. Financiere Richemont SA, Class A, Registered	17,919	2,160,628
Coca-Cola HBC AG, Class DI	122,213	3,007,858
Galenica AG(a)	6,082	481,514
Georg Fischer Ltd.	12,849	785,317
Givaudan SA, Registered	175	611,722
Julius Baer Group Ltd.	15,768	815,364
Kuehne + Nagel International AG, Registered	9,674	2,605,414
Logitech International SA, Registered	36,800	2,070,448
Lonza Group AG, Registered	319	193,873
Nestle SA, Registered	138,718	16,996,738
Novartis AG, Registered	126,223	10,846,296
PSP Swiss Property AG, Registered	23,386	2,796,782
Roche Holding AG, NVS	33,147	11,004,954
Sika AG, Registered	5,930	1,465,229
Sonova Holding AG, Registered	3,707	1,335,194
Straumann Holding AG	10,314	1,394,974
Swiss Life Holding AG, Registered	3,635	1,925,591
Swiss Re AG	11,145	836,285
Swisscom AG, Registered	222	120,021
Tecan Group AG, Registered	1,227	435,752
UBS Group AG, Registered	257,931	4,214,676
VAT Group AG(a)	2,007	584,381
Zurich Insurance Group AG	263	114,807

		74,554,564

United Kingdom — 13.3%
3i Group PLC	90,776	1,410,454
Allfunds Group PLC	50,709	427,908
Anglo American PLC	87,304	3,155,590
AstraZeneca PLC	60,352	7,938,775
B&M European Value Retail SA	126,468	654,832
BAE Systems PLC	196,524	1,847,078
Barclays PLC	482,925	925,073
Barratt Developments PLC	81,641	500,598
Berkeley Group Holdings PLC	26,162	1,355,805
BP PLC	984,434	4,818,076
British American Tobacco PLC	36,813	1,442,467
Bunzl PLC	10,213	383,300
Burberry Group PLC	90,845	1,997,096
CNH Industrial NV	94,889	1,222,422
Diageo PLC	103,655	4,910,330
Drax Group PLC	60,128	576,791
Entain PLC(b)	32,871	483,698
Ferguson PLC	35,594	4,477,679
Greggs PLC	56,596	1,411,055
GSK PLC	213,103	4,477,337
Howden Joinery Group PLC	198,803	1,641,030

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
HSBC Holdings PLC	670,195	$4,198,073
IG Group Holdings PLC	30,692	297,781
IMI PLC	86,249	1,408,361
Imperial Brands PLC	95,399	2,094,612
Inchcape PLC	190,328	1,948,041
Intermediate Capital Group PLC	121,486	2,264,676
Investec PLC	286,179	1,548,130
JD Sports Fashion PLC	1,471,916	2,337,935
Kingfisher PLC	580,412	1,836,349
Land Securities Group PLC	28,573	255,329
Legal & General Group PLC	473,657	1,512,632
Lloyds Banking Group PLC	978,769	541,903
M&G PLC	270,318	704,638
Man Group PLC/Jersey	856,488	2,849,313
Marks & Spencer Group PLC(b)	132,039	228,913
Next PLC	35,423	2,949,028
OSB Group PLC	62,640	402,384
Pearson PLC	123,202	1,140,266
Persimmon PLC	51,139	1,179,583
Prudential PLC	19,444	239,830
Reckitt Benckiser Group PLC	19,302	1,565,677
Rentokil Initial PLC	202,952	1,340,084
Rightmove PLC	184,094	1,439,205
Royal Mail PLC	637,420	2,202,792
RS GROUP PLC	41,100	518,874
Safestore Holdings PLC	130,401	1,815,783
Sage Group PLC (The)	137,098	1,181,526
Shell PLC	325,608	8,677,825
Softcat PLC	29,507	503,395
Spirax-Sarco Engineering PLC	3,582	522,646
Tesco PLC	81,785	262,296
Unilever PLC	125,487	6,111,579
United Utilities Group PLC	48,272	641,368
Vodafone Group PLC	3,426,829	5,049,971
WPP PLC	186,555	2,013,373

		109,841,565

Total Common Stocks — 99.3% (Cost: $851,357,821)		818,799,020

Security	Shares	Value

Preferred Stocks

Germany — 0.1%
Volkswagen AG, Preference Shares, NVS	8,456	$1,195,592

Total Preferred Stocks — 0.1% (Cost: $1,401,751)		1,195,592

Total Long-Term Investments — 99.4% (Cost: $852,759,572)		819,994,612

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	5,550,163	5,549,608
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	180,000	180,000

Total Short-Term Securities — 0.7% (Cost: $5,729,478)		5,729,608

Total Investments in Securities — 100.1% (Cost: $858,489,050)		825,724,220

Liabilities in Excess of Other Assets — (0.1)%		(977,691)

Net Assets — 100.0%		$824,746,529

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$45,025	$5,505,325	(a)	$—		$(876)	$134	$5,549,608	5,550,163	$173,889	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	—		(120,000	)(a)	—	—	180,000	180,000	6,754		—

						$(876)	$134	$5,729,608		$180,643		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	6	09/08/22	$875	$9,916
SPI 200 Index	7	09/15/22	846	43,643
Euro STOXX 50 Index	38	09/16/22	1,446	87,190
FTSE 100 Index	15	09/16/22	1,351	39,794

				$180,543

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$180,543	$—	$—	$—	$180,543

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(190,661)	$—	$—	$—	$(190,661)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$209,486	$—	$—	$—	$209,486

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,614,861

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares® International Equity Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$67,110,959	$751,688,061	$—	$818,799,020
Preferred Stocks	—	1,195,592	—	1,195,592
Money Market Funds	5,729,608	—	—	5,729,608

	$72,840,567	$752,883,653	$—	$825,724,220

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$180,543	$—	$180,543

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.9%
Aurizon Holdings Ltd.	29,088	$82,328
BlueScope Steel Ltd.	4,824	56,664
Computershare Ltd.	7,128	125,930
Endeavour Group Ltd./Australia	19,152	106,704
Evolution Mining Ltd.	33,264	61,448
GPT Group (The)	31,536	101,458
IDP Education Ltd.	5,328	107,199
Medibank Pvt Ltd.	39,656	95,354
Mirvac Group	57,168	86,609
REA Group Ltd.	1,224	107,986
Rio Tinto Ltd.	7,344	508,826
Rio Tinto PLC	22,176	1,338,753
Sonic Healthcare Ltd.	6,192	149,113
South32 Ltd.	71,136	193,889
Stockland	38,952	105,548
Treasury Wine Estates Ltd.	10,872	93,717
Vicinity Centres	78,768	115,253

		3,436,779

Belgium — 0.1%
D’ieteren Group	432	70,902
Proximus SADP	2,664	36,915
Sofina SA	216	50,585

		158,402

Brazil — 0.6%
BB Seguridade Participacoes SA	12,816	71,807
Cia. de Saneamento Basico do Estado de Sao Paulo	5,184	44,755
Petroleo Brasileiro SA	76,320	545,175
Telefonica Brasil SA	6,581	56,727
Tim SA	16,272	39,594

		758,058

Canada — 5.0%
Alimentation Couche-Tard Inc.	17,352	775,220
ARC Resources Ltd.	9,576	134,306
Bausch Health Companies Inc.(a)	4,392	20,236
CAE Inc.(a)	4,536	120,011
Canadian Tire Corp. Ltd., Class A, NVS	936	120,246
CCL Industries Inc., Class B, NVS	2,520	126,595
CGI Inc.(a)	4,392	376,589
Constellation Software Inc.	468	796,121
George Weston Ltd.	1,373	163,874
Gildan Activewear Inc.	2,304	67,525
iA Financial Corp. Inc.	1,584	87,157
IGM Financial Inc.	3,816	110,795
Loblaw Companies Ltd.	3,456	314,604
Lundin Mining Corp.	8,496	47,902
Magna International Inc.	5,832	372,404
Nutrien Ltd.	11,304	967,666
Nuvei Corp.(a)(b)	1,152	40,267
Onex Corp.	1,800	96,202
Saputo Inc.	5,256	129,825
TFI International Inc.	1,224	122,252
Thomson Reuters Corp.	3,456	388,066
Tourmaline Oil Corp.	4,752	297,726
West Fraser Timber Co. Ltd.	1,152	107,855
WSP Global Inc.	1,584	191,112

		5,974,556

Chile — 0.0%
Cencosud SA	44,856	61,278

Security	Shares	Value

China — 7.4%
360 DigiTech Inc.	1,512	$21,954
Agricultural Bank of China Ltd., Class A	144,000	60,824
Anhui Conch Cement Co. Ltd., Class H	36,000	142,440
Anhui Gujing Distillery Co. Ltd., Class B	7,200	110,093
Autohome Inc., ADR	1,080	38,545
Bank of China Ltd., Class A	93,600	42,446
Bank of China Ltd., Class H	1,584,000	563,247
Bank of Communications Co. Ltd., Class A	72,000	49,305
Bank of Communications Co. Ltd., Class H	144,000	85,711
Baoshan Iron & Steel Co. Ltd., Class A	43,200	36,365
Bosideng International Holdings Ltd.	144,000	84,045
CGN Power Co. Ltd., Class H(b)	288,000	66,408
China CITIC Bank Corp. Ltd., Class H	216,000	90,284
China Coal Energy Co. Ltd., Class H	72,000	56,011
China Conch Venture Holdings Ltd.	36,000	69,793
China Construction Bank Corp., Class H	1,944,000	1,241,458
China Everbright Bank Co. Ltd., Class A	93,600	40,245
China Everbright Environment Group Ltd.	72,000	38,321
China Hongqiao Group Ltd.	72,000	75,029
China Longyuan Power Group Corp. Ltd., Class H	72,000	115,672
China Medical System Holdings Ltd.	72,000	114,459
China National Building Material Co. Ltd., Class H	74,000	74,276
China Overseas Land & Investment Ltd.	72,000	198,966
China Petroleum & Chemical Corp., Class A	72,000	43,946
China Petroleum & Chemical Corp., Class H	432,000	203,669
China Power International Development Ltd.	72,000	40,786
China Railway Group Ltd., Class A	50,400	43,169
China Railway Group Ltd., Class H	72,000	42,861
China Renewable Energy Investment Ltd.(c)	659	—
China Resources Gas Group Ltd.	22,000	92,322
China Shenhua Energy Co. Ltd., Class A	14,400	59,951
China Shenhua Energy Co. Ltd., Class H	72,000	203,496
China Taiping Insurance Holdings Co. Ltd.	72,000	75,922
China Tower Corp. Ltd., Class H(b)	1,584,000	203,786
China United Network Communications Ltd., Class A	43,200	22,028
CITIC Ltd.	144,000	155,748
COSCO SHIPPING Holdings Co. Ltd., Class H	57,000	85,516
CRRC Corp. Ltd., Class A	57,600	43,998
CRRC Corp. Ltd., Class H	152,000	56,533
CSPC Pharmaceutical Group Ltd.	144,000	157,673
Dongfeng Motor Group Co. Ltd., Class H	144,000	99,503
ENN Energy Holdings Ltd.	7,200	117,451
Fosun International Ltd.	144,000	113,452
GF Securities Co. Ltd., Class H	43,200	57,188
Guangdong Investment Ltd.	144,000	140,274
Hopson Development Holdings Ltd.	24,387	32,232
Industrial & Commercial Bank of China Ltd., Class A	100,800	65,426
Industrial & Commercial Bank of China Ltd., Class H	1,152,000	609,048
Inner Mongolia Yitai Coal Co. Ltd., Class B	28,800	45,411
Kingboard Holdings Ltd.	21,000	61,440
Kunlun Energy Co. Ltd.	144,000	106,008
Lenovo Group Ltd.	144,000	139,650
Lufax Holding Ltd., ADR	18,648	85,408
PetroChina Co. Ltd., Class H	432,000	201,727
PICC Property & Casualty Co. Ltd., Class H	144,000	147,815
Postal Savings Bank of China Co. Ltd., Class H(b)	216,000	142,911
Shaanxi Coal Industry Co. Ltd., Class A	21,600	61,139
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	57,600	72,050
Shanghai Baosight Software Co. Ltd., Class B	28,080	94,196

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shenzhen International Holdings Ltd.	72,000	$66,319
Sinopharm Group Co. Ltd., Class H	28,800	65,986
Sinotrans Ltd., Class A	14,400	8,039
Sinotruk Hong Kong Ltd.	36,000	42,538
Tongcheng Travel Holdings Ltd.(a)	28,800	55,054
Uni-President China Holdings Ltd.	72,000	65,863
Vipshop Holdings Ltd., ADR(a)	8,280	75,845
Want Want China Holdings Ltd.	72,000	58,596
Wharf Holdings Ltd. (The)	33,000	120,678
Xtep International Holdings Ltd.	36,000	58,546
Yuexiu Property Co. Ltd.	81,800	102,194
Yum China Holdings Inc.	9,360	455,926
Zhuzhou Kibing Group Co. Ltd., Class A	21,600	36,700
Zibo Qixiang Tengda Chemical Co. Ltd., Class A(a)	21,600	24,089
ZTO Express Cayman Inc., ADR	9,144	233,995

		8,809,998

Denmark — 0.3%
AP Moller - Maersk A/S, Class A	72	192,886
Demant A/S(a)	1,872	71,315
Pandora A/S	1,283	95,316
Rockwool A/S, Class B	191	47,330

		406,847

Finland — 0.1%
Orion OYJ, Class B	2,088	99,676

France — 1.8%
ArcelorMittal SA	12,024	296,679
Arkema SA	792	75,031
BioMerieux	792	85,724
Bollore SE	17,208	86,881
Bouygues SA	3,024	91,415
Carrefour SA	8,352	142,335
Cie Generale des Etablissements Michelin SCA	13,824	386,859
Cie. de Saint-Gobain	9,648	449,884
Covivio	1,296	81,964
Dassault Aviation SA	504	72,083
Eurazeo SE	1,008	71,999
Gecina SA	576	59,058
Ipsen SA	648	65,550
La Francaise des Jeux SAEM(b)	2,520	90,009
Vivendi SE	10,584	100,477

		2,155,948

Germany — 0.7%
Brenntag SE	1,800	126,441
Covestro AG(b)	2,552	86,067
GEA Group AG	2,664	99,441
KION Group AG	1,296	59,114
Nemetschek SE	1,080	72,302
Rheinmetall AG	648	118,828
Telefonica Deutschland Holding AG	26,136	69,486
United Internet AG, Registered	2,232	58,794
Volkswagen AG	576	114,087

		804,560

Greece — 0.1%
FF Group(a)(c)	165	2
Hellenic Telecommunications Organization SA	5,048	86,916

		86,918

Hong Kong — 1.1%
Chow Tai Fook Jewellery Group Ltd.	43,200	85,439

Security	Shares	Value

Hong Kong (continued)
CK Asset Holdings Ltd.	48,500	$343,367
CK Hutchison Holdings Ltd.	50,000	331,664
Henderson Land Development Co. Ltd.	15,000	52,217
Kingboard Laminates Holdings Ltd.	36,000	32,993
Power Assets Holdings Ltd.	36,000	235,719
Swire Properties Ltd.	57,600	137,245
WH Group Ltd.(b)	180,000	136,321

		1,354,965

India — 3.5%
Adani Enterprises Ltd.	5,400	175,698
Adani Total Gas Ltd.	5,709	225,840
Adani Transmission Ltd.(a)	5,616	221,339
Ambuja Cements Ltd.	12,240	58,058
Apollo Hospitals Enterprise Ltd.	1,728	92,226
Balkrishna Industries Ltd.	2,232	65,383
Bharat Electronics Ltd.	25,056	87,161
Cipla Ltd.	11,088	137,067
Container Corp. of India Ltd.	8,856	79,873
Dr. Reddy’s Laboratories Ltd.	2,376	122,944
GAIL India Ltd.	42,768	79,287
Havells India Ltd.	5,112	80,888
HCL Technologies Ltd.	21,384	257,164
Hero MotoCorp Ltd.	2,160	77,118
Hindalco Industries Ltd.	27,072	142,486
Infosys Ltd.	26,928	528,226
Larsen & Toubro Infotech Ltd.(b)	1,152	69,147
Marico Ltd.	15,192	99,582
NTPC Ltd.	74,448	143,981
Oil & Natural Gas Corp. Ltd.	37,080	62,947
Page Industries Ltd.	144	89,055
Power Grid Corp. of India Ltd.	56,232	152,280
Shree Cement Ltd.	288	74,750
Siemens Ltd.	1,800	61,353
SRF Ltd.	2,880	88,665
Sun Pharmaceutical Industries Ltd.	20,592	245,605
Tata Elxsi Ltd.	576	63,493
Tata Steel Ltd.	128,880	175,414
Tech Mahindra Ltd.	11,592	154,144
United Spirits Ltd.(a)	7,128	70,245
Vedanta Ltd.	19,440	62,613
Wipro Ltd.	26,568	141,762

		4,185,794

Indonesia — 0.2%
Adaro Energy Indonesia Tbk PT	273,600	60,077
Indah Kiat Pulp & Paper Tbk PT	64,800	33,229
Indofood Sukses Makmur Tbk PT	144,000	66,046
United Tractors Tbk PT	43,200	94,410

		253,762

Ireland — 0.6%
James Hardie Industries PLC	6,192	152,922
Seagate Technology Holdings PLC	2,952	236,101
STERIS PLC	1,440	324,936

		713,959

Israel — 0.1%
Tower Semiconductor Ltd.(a)	1,800	85,802

Italy — 0.2%
DiaSorin SpA	504	70,077
Moncler SpA	1,872	93,841

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Recordati Industria Chimica e Farmaceutica SpA	2,304	$102,181

		266,099

Japan — 5.1%
AGC Inc.	3,800	138,522
Azbil Corp.	2,400	72,248
Bridgestone Corp.	7,200	280,842
Brother Industries Ltd.	7,200	134,866
Canon Inc.	21,600	511,009
Chubu Electric Power Co. Inc.	7,200	76,805
Dai Nippon Printing Co. Ltd.	7,200	158,885
Daito Trust Construction Co. Ltd.	1,200	113,763
FUJIFILM Holdings Corp.	7,200	411,279
Fujitsu Ltd.	3,900	522,843
Hakuhodo DY Holdings Inc.	7,200	74,057
Isuzu Motors Ltd.	14,400	157,948
Kajima Corp.	7,200	82,193
Kyowa Kirin Co. Ltd.	7,200	169,742
Marubeni Corp.	28,800	267,905
Mazda Motor Corp.	7,200	60,693
MEIJI Holdings Co. Ltd.	2,000	104,420
MISUMI Group Inc.	7,200	179,124
Mitsui Chemicals Inc.	7,200	151,662
NEC Corp.	5,900	217,795
Nippon Telegraph & Telephone Corp.	21,600	617,011
NTT Data Corp.	14,400	217,944
Otsuka Holdings Co. Ltd.	8,300	296,500
Ricoh Co. Ltd.	7,200	57,910
Seiko Epson Corp.	7,200	108,163
Sekisui House Ltd.	14,400	255,044
Sumitomo Electric Industries Ltd.	14,400	160,543
Tokyo Gas Co. Ltd.	7,200	141,415
Tosoh Corp.	7,200	93,853
Toyota Tsusho Corp.	7,200	245,732

		6,080,716

Kuwait — 0.1%
Mobile Telecommunications Co. KSCP	47,592	94,287

Malaysia — 0.1%
Petronas Gas Bhd	21,600	83,247
Telekom Malaysia Bhd	43,200	55,214

		138,461

Mexico — 0.1%
Grupo Financiero Inbursa SAB de CV, Class O(a)	43,200	79,553

Netherlands — 2.2%
Aegon NV	25,200	110,683
AerCap Holdings NV(a)	1,944	87,208
ASM International NV	720	221,164
Heineken Holding NV	1,656	130,855
IMCD NV	864	138,369
JDE Peet’s NV	2,232	64,733
Koninklijke Ahold Delhaize NV	20,664	569,060
Koninklijke KPN NV	44,447	146,630
Koninklijke Philips NV	12,528	259,283
NN Group NV	4,032	189,191
Randstad NV	1,728	87,338
Wolters Kluwer NV	5,544	602,091

		2,606,605

Norway — 0.3%
Kongsberg Gruppen ASA	1,728	63,675

Security	Shares	Value

Norway (continued)
Norsk Hydro ASA	27,567	$186,773
Yara International ASA	2,160	92,053

		342,501

Philippines — 0.0%
PLDT Inc.	2,160	65,179

Poland — 0.2%
Cyfrowy Polsat SA	7,992	34,448
Polski Koncern Naftowy ORLEN SA	5,976	97,617
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	49,536	74,022

		206,087

Qatar — 0.2%
Barwa Real Estate Co.	53,045	52,021
Industries Qatar QSC	24,408	113,688
Ooredoo QPSC	23,420	59,437
Qatar Electricity & Water Co. QSC	12,096	60,822

		285,968

Russia — 0.0%
Alrosa PJSC(c)	59,760	10
PhosAgro PJSC(a)(c)	20	—
PhosAgro PJSC, GDR(c)	3,076	31
United Co. RUSAL International PJSC(a)(c)	70,560	11

		52

Saudi Arabia — 1.2%
Advanced Petrochemical Co.	5,015	65,769
Almarai Co. JSC	7,416	103,444
Arab National Bank	11,808	97,658
Bank AlBilad(a)	6,768	89,640
Banque Saudi Fransi	10,872	149,033
Dr Sulaiman Al Habib Medical Services Group Co.	1,800	98,761
Etihad Etisalat Co.	9,000	90,874
Riyad Bank	25,776	250,992
Saudi Investment Bank (The)	9,360	52,468
Saudi Research & Media Group(a)	648	33,516
Saudi Telecom Co.	11,592	311,692
Yanbu National Petrochemical Co.	6,336	84,245

		1,428,092

Singapore — 0.3%
BOC Aviation Ltd.(b)	7,200	61,276
Singapore Exchange Ltd.	15,800	113,264
Venture Corp. Ltd.	7,200	91,730
Wilmar International Ltd.	43,200	125,881

		392,151

South Africa — 0.3%
Aspen Pharmacare Holdings Ltd.	6,696	58,685
Exxaro Resources Ltd.	4,896	59,512
Kumba Iron Ore Ltd.	1,368	40,767
Mr. Price Group Ltd.	5,112	55,660
Nedbank Group Ltd.	6,408	83,764
Reinet Investments SCA	2,448	42,563

		340,951

South Korea — 1.5%
Coway Co. Ltd.	1,368	67,485
DB Insurance Co. Ltd.	1,296	60,316
F&F Co. Ltd./New	360	41,554
Hankook Tire & Technology Co. Ltd.	2,376	63,690
Hanmi Pharm Co. Ltd.	288	68,638
Hyundai Engineering & Construction Co. Ltd.	2,952	95,989
Kia Corp.	5,472	342,588

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Korea Zinc Co. Ltd.	216	$79,409
KT&G Corp.	2,376	149,757
LG Corp.	2,160	134,818
LG Innotek Co. Ltd.	288	80,749
POSCO Holdings Inc.	1,440	268,931
Samsung Electro-Mechanics Co. Ltd.	1,296	142,715
SK Telecom Co. Ltd.	1,479	61,046
Woori Financial Group Inc.	10,440	95,805

		1,753,490

Spain — 0.1%
Acciona SA	504	103,709
Red Electrica Corp. SA	2,240	44,039

		147,748

Sweden — 0.5%
Getinge AB, Class B	3,456	77,988
Husqvarna AB, Class B	9,072	72,301
Investment AB Latour, Class B	3,024	75,241
Investor AB, Class A	8,928	183,562
Sagax AB, Class B	3,600	92,780
Volvo AB, Class A	5,328	99,280

		601,152

Switzerland — 1.8%
Bachem Holding AG, Class A	576	38,842
EMS-Chemie Holding AG, Registered	72	57,174
Kuehne + Nagel International AG, Registered	1,080	290,867
Roche Holding AG, Bearer	504	205,463
Schindler Holding AG, Registered	576	109,375
Swatch Group AG (The), Bearer	432	115,006
Swisscom AG, Registered	504	272,481
TE Connectivity Ltd.	6,624	885,827
VAT Group AG(b)	432	125,786

		2,100,821

Taiwan — 1.1%
Asustek Computer Inc.	15,000	141,504
AUO Corp.	144,000	64,662
Compal Electronics Inc.	72,000	54,985
Far Eastern New Century Corp.	144,000	146,512
Innolux Corp.	144,000	49,872
Inventec Corp.	72,000	57,185
Lite-On Technology Corp.	72,000	157,982
Pegatron Corp.	42,000	87,435
Pou Chen Corp.	144,000	129,296
Quanta Computer Inc.	72,000	204,403
Shanghai Commercial & Savings Bank Ltd. (The)	72,000	120,867
WPG Holdings Ltd.	72,000	120,972

		1,335,675

Thailand — 0.1%
PTT Exploration & Production PCL, NVDR	36,000	161,858

Turkey — 0.0%
Turkcell Iletisim Hizmetleri AS	39,888	37,900

United Arab Emirates — 0.3%
Abu Dhabi Islamic Bank PJSC	27,720	68,696
Abu Dhabi National Oil Co. for Distribution PJSC	45,576	53,146
Emaar Properties PJSC	66,456	99,730
Emirates Telecommunications Group Co. PJSC	18,360	139,458

		361,030

Security	Shares	Value

United Kingdom — 2.1%
Associated British Foods PLC	7,344	$150,004
Auto Trader Group PLC(b)	14,544	112,127
Barratt Developments PLC	15,048	92,270
BT Group PLC	142,416	281,175
Burberry Group PLC	5,760	126,625
Coca-Cola Europacific Partners PLC	4,248	229,902
Halma PLC	5,328	150,052
Imperial Brands PLC	18,288	401,537
J Sainsbury PLC	38,304	103,328
JD Sports Fashion PLC	56,664	90,003
Kingfisher PLC	39,312	124,378
Pearson PLC	10,224	94,626
Persimmon PLC	4,680	107,950
Sage Group PLC (The)	15,696	135,270
Smiths Group PLC	6,192	116,856
Spirax-Sarco Engineering PLC	1,008	147,076

		2,463,179

United States — 56.9%
A O Smith Corp.	2,088	132,108
Abiomed Inc.(a)	648	189,870
Advance Auto Parts Inc.	864	167,288
Aflac Inc.	12,384	709,603
Agilent Technologies Inc.	6,048	811,037
Akamai Technologies Inc.(a)	2,241	215,629
Alcoa Corp	2,664	135,571
Allstate Corp. (The)	5,760	673,747
Ally Financial Inc.	4,824	159,530
AMERCO	216	116,009
American Financial Group Inc./OH	1,080	144,374
Ameriprise Financial Inc.	1,224	330,382
APA Corp.	5,112	190,013
Apple Inc.	15,912	2,585,859
Arch Capital Group Ltd.	5,256	233,366
Archer-Daniels-Midland Co.	11,016	911,794
Arista Networks Inc.(a)	3,600	419,868
Arrow Electronics Inc.(a)	1,008	129,195
AvalonBay Communities Inc.	2,808	600,744
Bath & Body Works Inc.	4,464	158,651
Bentley Systems Inc., Class B	2,952	116,899
Best Buy Co. Inc.	2,952	227,274
Biogen Inc.(a)	2,952	634,857
Bio-Rad Laboratories Inc., Class A(a)	288	162,219
Bio-Techne Corp.	576	221,921
BorgWarner Inc.	3,384	130,149
Brown & Brown Inc.	3,312	215,611
Bunge Ltd.	2,016	186,137
Cadence Design Systems Inc.(a)	4,032	750,275
Camden Property Trust	1,512	213,343
Capital One Financial Corp.	8,280	909,392
CBRE Group Inc., Class A(a)	4,896	419,196
Celanese Corp.	1,872	219,979
CF Industries Holdings Inc.	2,952	281,886
CH Robinson Worldwide Inc.	1,872	207,230
Cincinnati Financial Corp.	2,160	210,254
Cisco Systems Inc.	60,336	2,737,444
Cognex Corp.	2,592	132,140
Cognizant Technology Solutions Corp., Class A	10,656	724,182
Cooper Companies Inc. (The)	648	211,896
Corteva Inc.	15,048	866,012
DaVita Inc.(a)	1,224	103,012

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
DENTSPLY SIRONA Inc.	3,240	$117,158
Devon Energy Corp.	9,072	570,175
Discover Financial Services	4,104	414,504
Dover Corp.	2,016	269,499
DR Horton Inc.	4,680	365,180
eBay Inc.	11,952	581,226
Electronic Arts Inc.	5,544	727,539
Elevance Health Inc.	4,896	2,335,882
EOG Resources Inc.	12,168	1,353,325
EPAM Systems Inc.(a)	864	301,752
EQT Corp.	4,896	215,571
Equity Residential	7,272	570,052
Erie Indemnity Co., Class A, NVS	504	102,493
Essex Property Trust Inc.	864	247,562
Everest Re Group Ltd.	504	131,720
F5 Inc.(a)	843	141,084
FactSet Research Systems Inc.	576	247,496
Fastenal Co.	8,352	428,959
Fidelity National Financial Inc.	3,816	152,487
FleetCor Technologies Inc.(a)	1,080	237,697
Fortinet Inc.(a)	13,680	816,012
Fortune Brands Home & Security Inc., NVS	1,800	125,424
Fox Corp., Class A, NVS	4,896	162,107
Franklin Resources Inc.	4,824	132,419
Garmin Ltd.	2,088	203,831
Generac Holdings Inc.(a)	360	96,588
General Motors Co.(a)	25,848	937,249
Genuine Parts Co.	2,160	330,199
Globe Life Inc.	1,296	130,546
Hartford Financial Services Group Inc. (The)	4,752	306,361
HCA Healthcare Inc.	5,040	1,070,597
HEICO Corp., Class A	1,440	183,859
Henry Schein Inc.(a)	1,944	153,246
Hewlett Packard Enterprise Co.	16,128	229,663
Hologic Inc.(a)	3,528	251,829
Howmet Aerospace Inc.	4,968	184,462
HP Inc.	21,168	706,800
Humana Inc.	2,592	1,249,344
Huntington Ingalls Industries Inc.	577	125,117
IDEX Corp.	1,080	225,450
Intel Corp.	63,864	2,318,902
International Paper Co.	5,328	227,879
Invesco Ltd.	5,400	95,796
Jack Henry & Associates Inc.	936	194,473
JB Hunt Transport Services Inc.	1,224	224,322
JM Smucker Co. (The)	1,584	209,595
Johnson Controls International PLC	13,896	749,133
Juniper Networks Inc.	4,392	123,108
Keysight Technologies Inc.(a)	2,664	433,166
Knight-Swift Transportation Holdings Inc.	2,808	154,300
Kroger Co. (The)	14,184	658,705
Laboratory Corp. of America Holdings	1,368	358,676
Lear Corp.	936	141,467
Lennox International Inc.	437	104,675
Liberty Global PLC, Class C, NVS(a)	6,696	153,271
Lincoln National Corp.	2,016	103,501
LKQ Corp.	3,888	213,218
Loews Corp.	2,448	142,596
LPL Financial Holdings Inc.	1,152	241,828
Marathon Oil Corp.	10,656	264,269

Security	Shares	Value

United States (continued)
Masimo Corp.(a)	864	$124,917
MetLife Inc.	13,968	883,476
Mettler-Toledo International Inc.(a)	288	388,722
Micron Technology Inc.(d)	22,392	1,385,169
Microsoft Corp.	5,904	1,657,489
Mid-America Apartment Communities Inc.	1,656	307,569
Mohawk Industries Inc.(a)	792	101,756
Molina Healthcare Inc.(a)	891	291,999
Molson Coors Beverage Co., Class B	2,448	146,268
Monolithic Power Systems Inc.	720	334,598
Monster Beverage Corp.(a)	7,848	781,818
Mosaic Co. (The)	5,256	276,781
NetApp Inc.	3,024	215,702
Newell Brands Inc.	5,832	117,865
Nordson Corp.	792	182,944
NRG Energy Inc.	3,384	127,746
Nucor Corp.	5,472	743,098
NVR Inc.(a)	71	311,910
Old Dominion Freight Line Inc.	1,440	437,054
ON Semiconductor Corp.(a)	6,336	423,118
Owens Corning	1,296	120,191
Packaging Corp. of America	1,440	202,478
Paychex Inc.	4,896	628,059
Pentair PLC	1,584	77,442
Public Storage	764	249,377
PulteGroup Inc.	3,168	138,188
Qorvo Inc.(a)	1,584	164,847
Quanta Services Inc.(d)	2,088	289,668
Quest Diagnostics Inc.	1,728	235,993
Raymond James Financial Inc.	2,787	274,436
Regions Financial Corp.	13,824	292,792
ResMed Inc.	3,024	727,333
Robert Half International Inc.	1,512	119,660
Rollins Inc.	3,626	139,855
Skyworks Solutions Inc.	1,800	195,984
Snap-on Inc.	792	177,448
State Street Corp.	7,416	526,833
Steel Dynamics Inc.	2,664	207,472
Synchrony Financial	7,416	248,288
Synopsys Inc.(a)	3,024	1,111,320
T Rowe Price Group Inc.	4,608	568,950
Target Corp.	9,648	1,576,290
Teleflex Inc.	648	155,818
Teradyne Inc.	2,376	239,715
Texas Instruments Inc.	6,696	1,197,847
Textron Inc.	2,376	155,961
Tractor Supply Co.	1,584	303,304
Tradeweb Markets Inc., Class A	1,656	116,781
Trimble Inc.(a)	3,600	249,948
Tyson Foods Inc., Class A	6,048	532,285
UGI Corp.	3,240	139,838
Ulta Beauty, Inc.(a)	792	308,017
United Rentals Inc.(a)	1,008	325,251
Universal Health Services Inc., Class B	1,152	129,565
W R Berkley Corp.	3,024	189,091
Walgreens Boots Alliance Inc.	14,832	587,644
Waters Corp.(a)	864	314,522
Webster Financial Corp.	3,024	140,465
West Pharmaceutical Services Inc.	1,080	371,045
Western Digital Corp.(a)	4,464	219,182

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Western Union Co. (The)	5,854	$99,635
Westlake Corp.	1,008	98,119
Westrock Co.	3,744	158,596
Weyerhaeuser Co.	15,264	554,389
Whirlpool Corp.	792	136,913
WW Grainger Inc.	648	352,207
Zebra Technologies Corp., Class A(a)	792	283,290

		68,013,621

Total Common Stocks — 99.2% (Cost: $117,167,953)		118,650,478

Preferred Stocks

Germany — 0.2%
Porsche Automobil Holding SE, Preference Shares, NVS	3,168	229,305

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(c)	145,100	23

Total Preferred Stocks — 0.2% (Cost: $360,365)		229,328

Total Long-Term Investments — 99.4% (Cost: $117,528,318)		118,879,806

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	534,978	534,925

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	190,000	$190,000

Total Short-Term Securities — 0.6% (Cost: $724,897)		724,925

Total Investments in Securities — 100.0% (Cost: $118,253,215)		119,604,731

Liabilities in Excess of Other Assets — (0.0)%		(13,020)

Net Assets — 100.0%		$119,591,711

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$742,096	$—		$(206,750	)(a)	$(370)	$(51)	$534,925	534,978	$10,254	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	110,000	(a)	—		—	—	190,000	190,000	706		—

							$(370)	$(51)	$724,925	$10,960		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	2	09/16/22	$195	$10,674
MSCI Emerging Markets Index	1	09/16/22	50	277

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Global Multifactor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	2	09/16/22	$413	$27,221

				$38,172

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$38,172	$—	$—	$—	$38,172

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(37,464)	$—	$—	$—	$(37,464)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$41,197	$—	$—	$—	$41,197

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$380,934

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$77,866,695	$40,783,729	$54	$118,650,478
Preferred Stocks	—	229,305	23	229,328
Money Market Funds	724,925	—	—	724,925

	$78,591,620	$41,013,034	$77	$119,604,731

Derivative financial instruments(a)
Assets
Futures Contracts	$38,172	$—	$—	$38,172

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 10.9%
Abacus Property Group	206,371	$426,306
Accent Group Ltd.	136,050	125,477
Alkane Resources Ltd.(a)	210,459	116,699
Ansell Ltd.	51,100	938,178
ARB Corp. Ltd.	28,616	671,961
Arena REIT	188,194	638,854
AUB Group Ltd.	30,733	421,529
Aussie Broadband Ltd.(a)	41,537	106,140
Austal Ltd.	177,098	332,690
Australian Clinical Labs Ltd.	38,398	142,552
Australian Ethical Investment Ltd.	32,450	148,979
BWP Trust	189,435	570,834
Charter Hall Social Infrastructure REIT	178,485	474,137
Codan Ltd./Australia	38,448	235,576
Credit Corp. Group Ltd.	36,865	626,734
CSR Ltd.	265,063	850,668
Dexus Industria REIT	121,472	256,669
DGL Group Ltd./Au(a)	60,736	106,557
Eclipx Group Ltd.(a)	155,125	287,250
GDI Property Group Partnership	263,749	181,339
Genworth Mortgage Insurance Australia Ltd.	223,745	443,349
GrainCorp Ltd., Class A	89,644	541,157
Grange Resources Ltd.	283,167	223,901
Growthpoint Properties Australia Ltd.	147,095	390,918
GWA Group Ltd.	115,340	168,217
Hansen Technologies Ltd.	61,749	247,472
Harvey Norman Holdings Ltd.	219,365	640,137
Healius Ltd.	196,589	535,634
HUB24 Ltd.	21,157	365,494
Imdex Ltd.	193,961	246,949
Integral Diagnostics Ltd.	105,777	229,313
JB Hi-Fi Ltd.	44,895	1,329,360
Johns Lyng Group Ltd.	53,383	283,798
Jumbo Interactive Ltd.	28,835	292,222
McMillan Shakespeare Ltd.	37,887	326,689
Monadelphous Group Ltd.	49,129	356,663
New Hope Corp. Ltd.	182,792	566,304
nib holdings Ltd.	178,850	914,650
Nick Scali Ltd.	26,582	180,479
Objective Corp. Ltd.	8,690	93,315
Pendal Group Ltd.	132,276	447,982
Perenti Global Ltd.	345,290	139,297
Perseus Mining Ltd.	482,165	572,244
Platinum Asset Management Ltd.	158,981	204,128
Premier Investments Ltd.	35,624	529,859
Pro Medicus Ltd.	18,396	644,391
PWR Holdings Ltd.	40,880	240,241
Ramelius Resources Ltd.	329,230	249,449
Rural Funds Group	207,685	400,120
Sandfire Resources Ltd.	150,088	484,357
Seven West Media Ltd.(a)	518,738	173,370
SG Fleet Group Ltd.	65,043	119,489
Sigma Healthcare Ltd.	580,788	252,261
SmartGroup Corp. Ltd.	68,985	334,228
Super Retail Group Ltd.	64,313	448,957
Technology One Ltd.	103,514	858,883
Waypoint REIT Ltd.	406,537	748,879
Westgold Resources Ltd.	147,433	134,556

Security	Shares	Value

Australia (continued)
Whitehaven Coal Ltd.	362,883	$1,597,730

		24,615,571

Austria — 0.0%
Semperit AG Holding	3,980	80,704

Belgium — 1.0%
AGFA-Gevaert NV(a)	53,989	195,339
Econocom Group SA/NV	56,429	191,973
Gimv NV	7,957	429,594
Intervest Offices & Warehouses NV	12,118	343,070
Ion Beam Applications	8,395	146,548
Orange Belgium SA(a)	5,913	113,858
Recticel SA	16,406	251,852
Tessenderlo Group SA(a)	6,716	210,484
Van de Velde NV	3,212	120,844
X-Fab Silicon Foundries SE(a)(b)(c)	31,974	213,529

		2,217,091

Canada — 15.0%
Advantage Energy Ltd.(a)	105,412	906,318
Aecon Group Inc.	23,298	201,954
Andlauer Healthcare Group Inc.	6,536	251,426
Argonaut Gold Inc.(a)	114,756	42,567
Artis REIT	33,580	305,761
Athabasca Oil Corp.(a)	292,803	553,343
Badger Infrastructure Solutions Ltd.	13,724	329,342
Baytex Energy Corp.(a)	222,942	1,197,799
Birchcliff Energy Ltd.	104,682	804,397
Boardwalk REIT	12,702	484,453
BSR Real Estate Investment Trust	16,863	281,949
Canaccord Genuity Group Inc.	51,903	403,291
Canfor Corp.(a)	24,528	521,954
Cardinal Energy Ltd.	70,591	512,667
Cascades Inc.	33,799	258,662
Celestica Inc.(a)	58,400	615,217
Cogeco Inc.	2,044	108,924
Corby Spirit and Wine Ltd.	6,862	93,776
Corus Entertainment Inc., Class B, NVS	111,398	327,091
Crescent Point Energy Corp.	227,103	1,796,535
Crew Energy Inc.(a)	76,650	335,200
Dream Office REIT	12,848	204,978
DREAM Unlimited Corp., Class A(c)	9,782	252,084
Dundee Precious Metals Inc.(c)	74,606	360,635
ECN Capital Corp.	127,093	593,508
Enerflex Ltd.	35,259	162,452
Enerplus Corp.	100,302	1,399,708
Evertz Technologies Ltd.	14,527	165,060
Extendicare Inc.	31,609	186,117
Finning International Inc.	63,656	1,391,877
Freehold Royalties Ltd.	47,231	535,547
Frontera Energy Corp.(a)	33,361	326,954
Home Capital Group Inc.	20,440	417,244
Interfor Corp.(a)	25,477	629,091
Kelt Exploration Ltd.(a)	87,527	470,256
Labrador Iron Ore Royalty Corp.	22,776	503,347
Lassonde Industries Inc., Class A	1,752	165,548
Linamar Corp.	17,958	818,701
Major Drilling Group International Inc.(a)	40,296	301,776
Martinrea International Inc.(c)	32,193	234,807
Morguard North American Residential REIT	10,439	138,094
Mullen Group Ltd.	49,421	563,466

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
North West Co. Inc. (The)	27,740	$746,925
NuVista Energy Ltd.(a)	71,832	638,918
Obsidian Energy Ltd.(a)	37,449	319,350
Paramount Resources Ltd., Class A	28,908	718,100
Parex Resources Inc.	49,494	921,430
Pason Systems Inc.	20,805	249,878
Peyto Exploration & Development Corp.	65,335	734,703
Precision Drilling Corp.(a)	7,519	512,482
Russel Metals Inc.	25,477	547,520
Sleep Country Canada Holdings Inc.(b)	14,673	328,167
Sprott Inc.	9,280	351,184
Tamarack Valley Energy Ltd.	163,520	568,243
Timbercreek Financial Corp.	44,822	292,968
Topaz Energy Corp.(c)	27,813	486,953
Torex Gold Resources Inc.(a)	46,647	355,166
Transcontinental Inc., Class A	28,251	358,281
Trican Well Service Ltd.(a)	121,326	359,084
Uni-Select Inc.(a)	21,754	628,387
Vermilion Energy Inc.	63,510	1,642,119
Westshore Terminals Investment Corp.	23,214	615,088
Whitecap Resources Inc.	239,002	1,827,207
Winpak Ltd.	12,848	465,440

		33,821,469

Denmark — 1.5%
cBrain A/S	3,577	102,571
Chemometec A/S	6,205	741,202
D/S Norden A/S	12,921	563,842
Matas A/S	19,783	212,253
Per Aarsleff Holding A/S	9,855	303,081
Scandinavian Tobacco Group A/S, Class A(b)	25,696	492,137
Solar A/S, Class B	2,993	281,477
Spar Nord Bank A/S	49,421	566,267

		3,262,830

Finland — 0.5%
F-Secure OYJ(a)	36,761	114,030
Marimekko OYJ	14,381	199,921
Oriola OYJ, Class B	55,553	112,761
Rovio Entertainment OYJ(b)	22,338	151,508
Talenom OYJ	11,169	127,979
Uponor OYJ	21,535	324,214
WithSecure OYJ(a)	36,761	66,727

		1,097,140

France — 5.1%
ABC arbitrage	19,345	138,401
AKWEL	4,380	78,877
Albioma SA	13,943	710,527
APERAM SA	17,374	566,467
Aubay	3,942	209,607
Beneteau SA	21,316	245,124
Boiron SA	2,409	112,642
Bonduelle SCA	6,789	91,300
Derichebourg SA	37,011	235,901
Equasens	1,533	133,548
Eramet SA	3,650	386,376
Esker SA	2,044	307,032
Etablissements Maurel et Prom SA	32,850	173,604
Euroapi SA(a)	28,470	480,288
Eutelsat Communications SA	67,525	513,847
Fnac Darty SA	8,760	351,387

Security	Shares	Value

France (continued)
Groupe Guillin	3,577	$76,773
IPSOS	22,703	1,163,658
LNA Sante SA	1,898	64,985
Maisons du Monde SA(b)	15,987	170,876
Manitou BF SA	5,402	102,693
Mercialys SA	42,048	372,724
Mersen SA	9,636	339,008
Metropole Television SA	13,724	180,779
Quadient SA	18,761	365,270
SMCP SA(a)(b)	22,557	122,819
Societe BIC SA	13,943	787,824
Sopra Steria Group SACA	8,468	1,411,032
Television Francaise 1	22,922	157,902
Trigano SA	3,504	342,851
Vicat SA	7,884	205,550
Vilmorin & Cie SA	3,139	129,772
Virbac SA	1,628	601,311
Wavestone	4,599	240,149

		11,570,904

Germany — 2.7%
Adesso SE	1,095	189,715
Basler AG(c)	4,347	165,626
Bertrandt AG	3,066	114,510
Cewe Stiftung & Co. KGaA	3,066	263,300
CropEnergies AG	9,989	147,208
Deutsche Beteiligungs AG	4,535	130,890
Draegerwerk AG & Co. KGaA	1,110	50,484
Elmos Semiconductor SE	4,307	208,602
ElringKlinger AG	10,995	88,002
GFT Technologies SE	9,563	432,198
Hornbach Holding AG & Co. KGaA	3,723	292,218
K+S AG, Registered	89,060	1,877,940
Kloeckner & Co. SE(c)	28,915	283,385
MBB SE(c)	876	96,791
Salzgitter AG(c)	14,965	381,019
Software AG(c)	20,148	544,328
Steico SE	2,146	175,383
Stratec SE	3,066	282,819
Takkt AG	20,878	284,695
Wuestenrot & Wuerttembergische AG	9,271	159,208

		6,168,321

Hong Kong — 3.3%
Cafe de Coral Holdings Ltd.	148,000	225,844
Chow Sang Sang Holdings International Ltd.	148,000	152,994
CITIC Telecom International Holdings Ltd.	876,000	292,137
Cowell e Holdings Inc.(a)	146,000	256,461
Crystal International Group Ltd.(b)	292,000	92,211
Dah Sing Banking Group Ltd.	175,200	133,629
Dah Sing Financial Holdings Ltd.	60,800	159,664
E-Commodities Holdings Ltd.	730,000	166,820
Far East Consortium International Ltd.	584,000	188,395
First Pacific Co. Ltd.	888,000	354,348
Hutchison Telecommunications Hong Kong Holdings Ltd.	876,000	158,359
K Wah International Holdings Ltd.	584,000	217,135
Kerry Properties Ltd.	222,000	533,940
Luk Fook Holdings International Ltd.	191,000	466,351
Pacific Basin Shipping Ltd.	2,628,000	1,256,804
Pacific Textiles Holdings Ltd.(c)	511,000	203,200
PAX Global Technology Ltd.	438,000	409,799
Perfect Medical Health Management Ltd.	148,000	69,553

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Prosperity REIT	730,000	$223,188
SmarTone Telecommunications Holdings Ltd.	182,500	95,275
Stella International Holdings Ltd.	182,500	177,853
Sun Hung Kai & Co. Ltd.	292,000	134,637
Sunlight REIT	511,000	244,111
Texhong Textile Group Ltd.	111,000	103,303
United Laboratories International Holdings Ltd. (The)	542,000	285,927
VSTECS Holdings Ltd.	292,000	223,020
VTech Holdings Ltd.	80,300	547,409

		7,372,367

Ireland — 0.4%
Greencore Group PLC(a)	286,306	350,755
Origin Enterprises PLC	68,328	277,389
Uniphar PLC(a)	89,593	296,224

		924,368

Israel — 1.3%
Delek Automotive Systems Ltd.	19,801	249,183
Delta Galil Industries Ltd.	3,650	178,354
Equital Ltd.(a)	674	23,887
IDI Insurance Co. Ltd.	2,967	77,366
Isracard Ltd.	114,464	357,826
Ituran Location and Control Ltd.	7,228	183,591
Magic Software Enterprises Ltd.	1,387	27,756
Malam - Team Ltd.	2,819	63,219
Mehadrin Ltd.(a)	—	16
Menora Mivtachim Holdings Ltd.(a)	9,650	193,150
Naphtha Israel Petroleum Corp. Ltd.(a)	13,140	82,200
Plus500 Ltd.	54,823	1,112,658
Summit Real Estate Holdings Ltd.	14,308	260,714

		2,809,920

Italy — 0.9%
Banca IFIS SpA	15,403	207,242
Biesse SpA	5,302	75,609
Danieli & C Officine Meccaniche SpA	4,015	82,584
Digital Bros. SpA	2,920	79,218
El.En. SpA	16,998	255,262
Esprinet SpA	11,763	85,141
Immobiliare Grande Distribuzione SIIQ SpA	30,003	111,531
Iren SpA	252,653	476,130
OVS SpA(b)	84,290	135,570
Pharmanutra SpA	1,679	115,561
RAI Way SpA(b)	38,690	192,560
SOL SpA	14,089	261,309

		2,077,717

Japan — 24.6%
Adastria Co. Ltd.	14,600	219,261
Aichi Corp.	14,600	94,035
Aida Engineering Ltd.	14,600	100,492
Alpen Co. Ltd.	7,400	115,601
Alpha Systems Inc.	1,900	70,154
AOKI Holdings Inc.	21,900	107,817
Arata Corp.	7,300	225,664
Arcland Sakamoto Co. Ltd.	14,600	169,702
Arcs Co. Ltd.	21,900	349,005
Argo Graphics Inc.	7,300	189,509
Avex Inc.	14,800	169,663
Axial Retailing Inc.	7,300	187,316
Belc Co. Ltd.	3,000	124,060
Belluna Co. Ltd.	29,200	170,667

Security	Shares	Value

Japan (continued)
BML Inc.	7,300	$215,905
Bunka Shutter Co. Ltd.	29,200	226,659
C.I. Takiron Corp.	15,200	63,767
Canon Electronics Inc.	14,600	182,751
Canon Marketing Japan Inc.	17,000	399,228
Cawachi Ltd.	7,400	119,613
Central Glass Co. Ltd.	11,900	293,054
CONEXIO Corp.	7,300	72,464
Daihen Corp.	7,400	233,109
Daiho Corp.	1,200	38,562
Daiken Corp.	7,300	106,980
Daiki Aluminium Industry Co. Ltd.	14,600	136,122
Daikokutenbussan Co. Ltd.	1,500	61,586
Daiwa Industries Ltd.	14,600	124,365
Daiwabo Holdings Co. Ltd.	36,500	523,980
DCM Holdings Co. Ltd.	43,800	342,766
Dexerials Corp.	21,900	591,151
Doshisha Co. Ltd.	14,600	173,487
DTS Corp.	14,600	370,880
Duskin Co. Ltd.	14,800	333,911
DyDo Group Holdings Inc.	2,700	103,142
EDION Corp.	43,800	412,949
Eiken Chemical Co. Ltd.	14,800	218,924
Eizo Corp.	7,400	206,978
Electric Power Development Co. Ltd.	58,400	985,367
Exedy Corp.	14,600	190,114
FCC Co. Ltd.	21,900	233,187
Ferrotec Holdings Corp.	14,600	273,587
Fujicco Co. Ltd.	7,600	110,191
Fujimori Kogyo Co. Ltd.	5,100	136,204
Fukui Computer Holdings Inc.	2,600	68,730
Fullcast Holdings Co. Ltd.	7,300	129,205
Furukawa Co. Ltd.	14,600	135,699
G-7 Holdings Inc.	7,600	84,900
Geo Holdings Corp.	14,600	154,231
GLOBERIDE Inc.	7,300	125,138
Glory Ltd.	29,200	484,858
Goldcrest Co. Ltd.	7,400	100,649
G-Tekt Corp.	14,600	147,073
Gunze Ltd.	7,300	212,733
H.U. Group Holdings Inc.	21,900	524,831
Halows Co. Ltd.	2,600	61,250
Hamakyorex Co. Ltd.	7,300	175,223
Hanwa Co. Ltd.	14,600	319,313
Heiwado Co. Ltd.	14,600	219,606
Hioki E.E. Corp	2,700	135,716
Hogy Medical Co. Ltd.	14,600	384,910
Hokkaido Electric Power Co. Inc.	94,900	364,513
Hokuetsu Corp.	51,100	269,451
Hosiden Corp.	29,200	325,081
Iino Kaiun Kaisha Ltd.	43,800	233,606
Inaba Denki Sangyo Co. Ltd.	17,400	362,794
Inabata & Co. Ltd.	21,900	397,433
Itochu Enex Co. Ltd.	22,200	178,707
Itochu-Shokuhin Co. Ltd.	2,800	105,049
Itoham Yonekyu Holdings Inc.	60,600	303,702
JAC Recruitment Co. Ltd.	7,400	109,232
Jaccs Co. Ltd.	7,600	217,368
JAFCO Group Co. Ltd.	29,500	401,192
Japan Aviation Electronics Industry Ltd.	29,200	498,780

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Pulp & Paper Co. Ltd.	7,300	$228,364
Japan Wool Textile Co. Ltd. (The)	22,200	173,126
JDC Corp.	21,900	100,182
J-Oil Mills Inc.	14,600	177,658
Joshin Denki Co. Ltd.	7,300	110,006
Joyful Honda Co. Ltd.	22,200	262,657
Kaga Electronics Co. Ltd.	7,300	177,875
Kaken Pharmaceutical Co. Ltd.	11,500	335,772
Kanamoto Co. Ltd.	14,800	227,875
Kandenko Co. Ltd.	38,000	235,911
Kaneka Corp.	17,600	476,874
Kanematsu Corp.	29,600	308,559
Kanematsu Electronics Ltd.	4,000	125,639
Kanto Denka Kogyo Co. Ltd.	21,900	150,200
Katakura Industries Co. Ltd.	7,600	116,651
KeePer Technical Laboratory Co. Ltd.	7,300	196,097
Keiyo Bank Ltd. (The)	51,100	182,280
Keiyo Co. Ltd.	14,800	109,698
KFC Holdings Japan Ltd.	7,300	161,361
Kissei Pharmaceutical Co. Ltd.	9,500	201,412
Kitz Corp.	36,500	192,766
Koa Corp.	14,600	235,316
Kohnan Shoji Co. Ltd.	9,000	252,376
Komeri Co. Ltd.	14,600	293,762
Konica Minolta Inc.	175,200	621,415
Konishi Co. Ltd.	14,600	178,487
Konoike Transport Co. Ltd.	14,600	141,726
K’s Holdings Corp.	65,700	663,416
Kura Sushi Inc.(c)	7,600	184,489
Kureha Corp.	5,700	433,507
KYB Corp.	7,300	169,749
Kyoei Steel Ltd.	7,600	84,276
Kyokuto Kaihatsu Kogyo Co. Ltd.	14,600	159,450
KYORIN Holdings Inc.	21,900	297,502
Life Corp.	7,300	141,502
Macnica Holdings Inc.	18,300	373,521
MARUKA FURUSATO Corp.	10,400	226,342
Maruzen Showa Unyu Co. Ltd.	7,300	179,888
Matsuda Sangyo Co. Ltd.	7,300	111,210
Max Co. Ltd.	14,600	186,826
Maxvalu Tokai Co. Ltd.	2,700	54,919
MCJ Co. Ltd.	29,200	207,138
Megachips Corp.	7,300	182,882
Megmilk Snow Brand Co. Ltd.	14,600	203,276
Meidensha Corp.	14,600	225,971
Melco Holdings Inc.	1,600	42,890
Micronics Japan Co. Ltd.	14,600	140,226
Mimasu Semiconductor Industry Co. Ltd.	7,300	117,061
Mitsubishi Research Institute Inc.	4,500	148,668
Mitsuboshi Belting Ltd.	14,600	354,305
Mitsui DM Sugar Holdings Co. Ltd.	7,300	104,181
Mitsui-Soko Holdings Co. Ltd.	7,400	172,584
Mitsuuroko Group Holdings Co. Ltd.	14,600	104,337
Mixi Inc.	16,200	285,175
Mizuno Corp.	7,400	138,964
Mochida Pharmaceutical Co. Ltd.	14,600	358,429
Monogatari Corp. (The)	3,700	162,950
Morita Holdings Corp.	14,600	147,969
Musashino Bank Ltd. (The)	7,300	97,191
Nachi-Fujikoshi Corp.	7,300	203,357

Security	Shares	Value

Japan (continued)
Nafco Co. Ltd.	7,300	$87,781
Nagaileben Co. Ltd.	7,300	111,244
Nagase & Co. Ltd.	38,000	571,581
Nichiden Corp.	7,300	108,578
Nichiha Corp.	14,600	301,619
Nippn Corp., New	21,900	264,092
Nippon Electric Glass Co. Ltd.(c)	46,300	921,827
Nippon Gas Co. Ltd.	43,800	657,634
Nippon Light Metal Holdings Co. Ltd.	21,900	261,910
Nippon Road Co. Ltd. (The)	1,800	91,653
Nippon Seiki Co. Ltd.	21,900	140,573
Nippon Signal Company Ltd.	15,200	112,216
Nippon Soda Co. Ltd.	7,600	240,274
Nippon Steel Trading Corp.	7,300	283,802
Nippon Television Holdings Inc.	22,200	206,779
Nishimatsuya Chain Co. Ltd.	14,800	182,707
Nishio Rent All Co. Ltd.	10,800	233,526
Nissha Co. Ltd.	21,900	257,834
Nisshin Oillio Group Ltd. (The)	7,300	177,769
Nisshinbo Holdings Inc.	73,000	581,466
Nissin Electric Co. Ltd.	21,900	251,642
Nitta Corp.	7,600	167,209
Nittetsu Mining Co. Ltd.	3,200	130,022
Nitto Kogyo Corp.	7,300	142,155
Nojima Corp.	11,500	252,253
Noritake Co. Ltd./Nagoya Japan	4,800	153,624
Noritz Corp.	14,600	163,535
NS United Kaiun Kaisha Ltd.	5,200	156,550
Obara Group Inc.	7,300	164,766
Oiles Corp.	14,600	175,501
Okamura Corp.	29,200	291,416
Okasan Securities Group Inc.	73,000	186,535
Oki Electric Industry Co. Ltd.	36,500	210,885
Okinawa Cellular Telephone Co.	4,200	171,000
Okinawa Electric Power Co. Inc. (The)	21,936	222,469
Organo Corp.	1,900	132,934
Osaka Soda Co. Ltd.	4,700	120,121
Pacific Industrial Co. Ltd.	21,900	169,014
Paramount Bed Holdings Co. Ltd.	14,800	274,359
Plenus Co. Ltd.	7,600	113,671
Pressance Corp.	7,600	89,661
Prima Meat Packers Ltd.	7,300	124,411
Raito Kogyo Co. Ltd.	21,900	323,082
Raiznext Corp.	14,600	134,307
Relia Inc.	14,800	123,447
Riken Keiki Co. Ltd.	4,900	152,802
Riken Vitamin Co. Ltd.	14,600	189,600
Riso Kagaku Corp.	10,900	199,644
Ryosan Co. Ltd.	7,300	122,963
Sakata INX Corp.	15,200	112,887
San-Ai Obbli Co. Ltd.	22,200	178,688
Sanyo Chemical Industries Ltd.	4,200	151,748
Sawai Group Holdings Co. Ltd.	14,800	480,113
Seiren Co. Ltd.	15,200	232,173
Sekisui Jushi Corp.	14,600	190,804
Shikoku Chemicals Corp.	14,600	138,252
Shimamura Co. Ltd.	8,300	795,916
Shin-Etsu Polymer Co. Ltd.	21,900	226,997
Shinmaywa Industries Ltd.	29,200	233,661
Shizuoka Gas Co. Ltd.	21,900	155,393

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shoei Co. Ltd.	8,500	$365,022
SKY Perfect JSAT Holdings Inc.	87,600	367,012
Starts Corp. Inc.	14,600	316,907
Sumitomo Densetsu Co. Ltd.	7,400	148,515
Sumitomo Osaka Cement Co. Ltd.	20,400	539,035
Sumitomo Riko Co. Ltd.	14,600	67,962
Sun Frontier Fudousan Co. Ltd.	15,000	125,747
Suruga Bank Ltd.	65,700	184,143
Taihei Dengyo Kaisha Ltd.	7,300	167,149
Takamatsu Construction Group Co. Ltd.	7,400	118,296
Takara Standard Co. Ltd.	14,600	146,192
Takasago International Corp.	7,300	141,597
Tama Home Co. Ltd.	7,300	135,779
Tamron Co. Ltd.	7,300	157,788
Tenma Corp.	7,300	127,674
T-Gaia Corp.	7,600	93,304
TKC Corp.	11,100	291,662
Toa Corp./Tokyo	7,300	142,498
TOC Co. Ltd.	15,200	90,750
Tocalo Co. Ltd.	21,900	210,586
Toenec Corp.	2,300	64,546
Toho Holdings Co. Ltd.	21,900	335,372
Tokai Corp./Gifu	7,600	101,827
TOKAI Holdings Corp.	51,100	340,808
Tokai Rika Co. Ltd.	21,900	241,018
Token Corp.	2,000	133,568
Tokushu Tokai Paper Co. Ltd.	7,300	173,857
Tomy Co. Ltd.	43,800	485,393
Topre Corp.	14,600	113,108
Tosei Corp.	14,800	142,135
Towa Pharmaceutical Co. Ltd.	9,400	178,840
Toyo Construction Co. Ltd.	36,500	238,102
Toyo Tanso Co. Ltd.	7,300	166,146
TRE Holdings Corp.	21,900	256,443
TS Tech Co. Ltd.	36,500	416,206
Tsubakimoto Chain Co.	14,600	347,501
TV Asahi Holdings Corp.	7,600	85,368
UBE Corp.	36,500	571,497
Union Tool Co.	4,800	122,073
United Super Markets Holdings Inc.	21,900	177,408
Valor Holdings Co. Ltd.	21,900	308,801
VT Holdings Co. Ltd.	36,500	133,026
Wacom Co. Ltd.	59,200	388,403
Wakita & Co. Ltd.	21,900	181,528
Weathernews Inc.	2,100	122,658
YAMABIKO Corp.	21,900	198,895
Yamazen Corp.	29,200	220,778
Yellow Hat Ltd.	14,600	191,008
Yodogawa Steel Works Ltd.	10,500	188,361
Yokohama Rubber Co. Ltd. (The)	43,800	641,557
Yokowo Co. Ltd.	7,300	107,996
Yonex Co. Ltd.	21,900	196,176
Yuasa Trading Co. Ltd.	7,300	198,232
Yurtec Corp.	21,900	119,826
ZERIA Pharmaceutical Co. Ltd.	7,300	120,095
Zuken Inc.	7,300	186,348

		55,576,695

Netherlands — 3.4%
Aalberts NV	18,761	804,020
Arcadis NV	28,689	1,060,794

Security	Shares	Value

Netherlands (continued)
B&S Group Sarl(b)	15,987	$83,422
Brunel International NV	11,023	124,861
Cementir Holding NV	18,688	121,462
Eurocommercial Properties NV	16,498	373,554
Fugro NV(a)	54,677	650,782
Koninklijke BAM Groep NV(a)	144,321	351,900
NSI NV	11,169	362,391
PostNL NV	190,603	501,343
Signify NV(b)	50,224	1,631,176
TKH Group NV	22,046	905,009
Van Lanschot Kempen NV	11,991	274,585
Vastned Retail NV	5,694	137,974
Wereldhave NV	17,520	265,411

		7,648,684

Norway — 1.4%
Borregaard ASA	38,471	690,583
BW LPG Ltd.(b)	46,282	380,699
Entra ASA(b)	21,754	306,350
Europris ASA(b)	61,466	363,442
Golden Ocean Group Ltd.	50,954	562,589
MPC Container Ships AS	107,310	261,708
Protector Forsikring ASA	22,557	266,060
Selvaag Bolig ASA	21,389	90,842
Stolt-Nielsen Ltd.	10,001	213,103
Volue ASA(a)	21,379	54,407

		3,189,783

Singapore — 2.8%
AIMS APAC REIT(c)	206,700	208,164
Ascendas India Trust	330,100	277,741
Bumitama Agri Ltd.	189,800	82,437
ComfortDelGro Corp. Ltd.	846,800	871,230
First Resources Ltd.	214,600	214,854
Frencken Group Ltd.	160,600	142,579
Golden Agri-Resources Ltd.	2,511,200	472,832
Haw Par Corp. Ltd.	46,300	369,073
Hour Glass Ltd. (The)	138,700	223,315
Hutchison Port Holdings Trust, Class U	2,044,000	481,340
Japfa Ltd.	155,700	65,916
Keppel Pacific Oak US REIT	322,500	225,913
Lendlease Global Commercial REIT	357,822	216,608
Raffles Medical Group Ltd.	372,300	310,109
Riverstone Holdings Ltd./Singapore(c)	240,900	136,023
Sasseur Real Estate Investment Trust	299,300	171,300
Sheng Siong Group Ltd.	270,100	312,873
Silverlake Axis Ltd.	314,900	91,539
Starhill Global REIT	562,100	242,537
Yangzijiang Financial Holding Ltd.(a)	1,306,700	373,640
Yangzijiang Shipbuilding Holdings Ltd.	919,800	620,134
Yanlord Land Group Ltd.	321,200	240,019

		6,350,176

Spain — 0.8%
Atresmedia Corp. de Medios de Comunicacion SA	49,056	150,745
Faes Farma SA	171,039	728,959
Global Dominion Access SA(b)	43,654	175,120
Lar Espana Real Estate Socimi SA	30,952	151,371
Mediaset Espana Comunicacion SA(a)	62,123	216,154
Miquel y Costas & Miquel SA	7,300	94,107
Neinor Homes SA(b)(c)	15,038	161,749

		1,678,205

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 2.4%
AcadeMedia AB(b)	45,917	$226,372
Arjo AB, Class B	83,658	459,558
Betsson AB	43,508	300,337
Bilia AB, Class A	28,835	407,423
Biotage AB	25,623	563,663
Clas Ohlson AB, Class B	22,849	259,180
GARO AB	10,453	182,645
Hexatronic Group AB	56,575	686,299
HMS Networks AB	10,020	477,643
Inwido AB	20,221	245,364
Kambi Group PLC, Class B(a)	9,533	172,088
KNOW IT AB	7,957	235,183
LeoVegas AB(b)	29,295	175,340
Lime Technologies AB	3,840	110,112
MEKO AB	15,067	177,115
New Wave Group AB, Class B	23,871	365,873
Nobia AB	50,078	145,458
Svolder AB	32,073	208,430

		5,398,083

Switzerland — 6.5%
APG SGA SA	532	101,443
Arbonia AG(c)	28,324	402,804
Autoneum Holding AG(c)	1,095	126,928
Belimo Holding AG, Registered	3,504	1,438,440
BKW AG	8,249	938,472
Bobst Group SA, Registered	4,526	373,290
Bucher Industries AG, Registered	2,628	1,008,986
Burckhardt Compression Holding AG	1,679	758,528
Burkhalter Holding AG	2,263	177,835
Coltene Holding AG, Registered	1,460	142,397
Comet Holding AG, Registered	2,774	511,613
Galenica AG(b)	19,929	1,577,787
Huber + Suhner AG, Registered	8,906	801,922
Inficon Holding AG, Registered	666	555,818
Intershop Holding AG	657	441,750
Kardex Holding AG, Registered	2,375	476,261
LEM Holding SA, Registered	292	579,797
Medacta Group SA(b)	2,774	274,238
Medartis Holding AG(a)(b)	2,263	201,134
Metall Zug AG, Class B, Registered	104	210,327
Mobilezone Holding AG, Registered	23,141	413,017
Orior AG	3,577	306,095
Sensirion Holding AG(a)(b)	3,633	421,628
SFS Group AG	6,643	730,208
Swissquote Group Holding SA, Registered	3,559	432,682
TX Group AG	1,460	191,227
u-blox Holding AG	3,796	444,362
Vetropack Holding AG, Registered	4,526	179,841
V-ZUG Holding AG(a)	1,168	95,590
Zehnder Group AG, Registered	5,329	344,085

		14,658,505

United Kingdom — 14.4%
Advanced Medical Solutions Group PLC	117,457	402,013
AG Barr PLC	51,757	341,192
Alliance Pharma PLC	278,203	329,648
Atalaya Mining PLC	60,809	207,349
Bakkavor Group PLC(b)	94,535	100,619
Balanced Commercial Property Trust Ltd.	407,340	595,130
Bank of Georgia Group PLC	20,075	368,177
Bodycote PLC	78,986	577,830

Security	Shares	Value

United Kingdom (continued)
Brewin Dolphin Holdings PLC	151,548	$944,922
Centamin PLC	453,403	458,423
Central Asia Metals PLC	95,703	290,785
Civitas Social Housing PLC	332,953	335,729
Clarkson PLC	15,549	653,870
CLS Holdings PLC	99,645	246,207
CMC Markets PLC(b)	50,462	158,240
Craneware PLC	14,454	330,919
Currys PLC	458,440	374,850
Custodian Reit PLC	227,687	301,678
CVS Group PLC	27,302	573,202
EMIS Group PLC	31,463	702,611
Empiric Student Property PLC	331,858	363,946
EnQuest PLC(a)	827,236	290,641
Ergomed PLC(a)	14,144	207,781
Ferrexpo PLC	160,016	290,240
Forterra PLC(b)	123,443	442,719
Go-Ahead Group PLC (The)(a)	22,265	402,275
Gulf Keystone Petroleum Ltd.	116,216	334,518
Halfords Group PLC	119,063	249,105
Helical PLC	43,289	205,598
IG Group Holdings PLC	151,986	1,474,606
Impact Healthcare Reit PLC	167,754	240,246
Impax Asset Management Group PLC	33,653	295,488
Indivior PLC(a)	385,148	1,508,295
Investec PLC	273,604	1,480,104
IP Group PLC	394,273	415,333
Judges Scientific PLC	2,920	302,969
Jupiter Fund Management PLC	172,791	265,309
Just Group PLC	410,187	357,316
Keller Group PLC	39,347	382,558
Luceco PLC(b)	29,986	39,853
Man Group PLC/Jersey	560,348	1,864,132
Morgan Sindall Group PLC	15,330	380,068
Ninety One PLC	35,405	88,474
Numis Corp. PLC(c)	34,018	107,208
Pagegroup PLC	131,838	733,806
Pan African Resources PLC	1,101,935	270,929
Patisserie Holdings PLC, NVS(d)	3,062	—
Pets at Home Group PLC	195,932	786,141
Picton Property Income Ltd. (The)	297,767	335,061
Polar Capital Holdings PLC	38,179	227,501
Premier Foods PLC	355,072	503,321
Reach PLC	162,133	190,831
Redde Northgate PLC	90,320	403,669
Renewi PLC(a)	43,508	402,269
Royal Mail PLC	313,608	1,083,765
Sabre Insurance Group PLC(b)	135,926	181,091
Safestore Holdings PLC	76,577	1,066,305
Savills PLC	57,232	834,412
Serica Energy PLC	111,106	514,253
Spirent Communications PLC	248,784	855,737
SThree PLC	69,058	317,185
Strix Group PLC	79,517	154,744
TBC Bank Group PLC	22,484	377,858
Telecom Plus PLC	34,748	955,154
Tyman PLC	106,726	345,019
Volution Group PLC	109,135	558,229
Warehouse REIT PLC	155,563	286,061
Watkin Jones PLC	125,341	335,809

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Wickes Group PLC	141,182	$234,343
Wincanton PLC	67,744	311,040

		32,546,709

United States — 0.2%
Resolute Forest Products Inc.(a)	25,404	515,400

Total Common Stocks — 99.1% (Cost: $226,512,774)		223,580,642

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	3,411	178,974
Einhell Germany AG, Preference Shares, NVS	682	95,064
STO SE & Co. KGaA, Preference Shares, NVS	1,387	215,212

		489,250

Italy — 0.1%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	14,845	210,591

Total Preferred Stocks — 0.3% (Cost: $781,816)		699,841

Total Long-Term Investments — 99.4% (Cost: $227,294,590)		224,280,483

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(e)(f)(g)	3,998,768	3,998,368

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(e)(f)	100,000	$100,000

Total Short-Term Securities — 1.8% (Cost: $4,097,917)		4,098,368

Total Investments in Securities — 101.2% (Cost: $231,392,507)		228,378,851

Liabilities in Excess of Other Assets — (1.2)%		(2,790,215)

Net Assets — 100.0%		$225,588,636

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,331,769	$1,667,782	(a)	$—	$(1,045)	$(138)	$3,998,368	3,998,768	$37,144	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	20,000	(a)	—	—	—	100,000	100,000	1,079		—

					$(1,045)	$(138)	$4,098,368		$38,223		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	17	09/16/22	$647	$37,071

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI Intl Small-Cap Multifactor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
FTSE 100 Index	7	09/16/22	$630	$24,673

				$61,744

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$61,744	$—	$—	$—	$61,744

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(90,700)	$—	$—	$—	$(90,700)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$62,371	$—	$—	$—	$62,371

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,106,880

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$50,949,628	$172,631,014	$—	$223,580,642
Preferred Stocks	—	699,841	—	699,841
Money Market Funds	4,098,368	—	—	4,098,368

	$55,047,996	$173,330,855	$—	$228,378,851

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$61,744	$—	$61,744

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2022	iShares® MSCI USA Mid-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Huntington Ingalls Industries Inc.	521	$112,974
Textron Inc.	1,836	120,515

		233,489

Auto Components — 2.5%
BorgWarner Inc.	2,760	106,150
Lear Corp.	778	117,587

		223,737

Banks — 1.2%
Webster Financial Corp.	2,309	107,253

Beverages — 1.4%
Molson Coors Beverage Co., Class B	2,106	125,834

Building Products — 2.4%
A O Smith Corp.	1,713	108,382
Owens Corning	1,145	106,187

		214,569

Capital Markets — 3.0%
Franklin Resources Inc.	3,928	107,824
Invesco Ltd.	4,506	79,936
SEI Investments Co.	1,533	84,867

		272,627

Chemicals — 4.8%
Celanese Corp.	450	52,880
CF Industries Holdings Inc.	1,282	122,418
Eastman Chemical Co.	1,029	98,712
Mosaic Co. (The)	2,155	113,482
Westlake Corp.	501	48,767

		436,259

Communications Equipment — 2.4%
F5 Inc.(a)	692	115,813
Juniper Networks Inc.	3,722	104,328

		220,141

Consumer Finance — 1.6%
Ally Financial Inc.	2,946	97,424
Synchrony Financial	1,392	46,604

		144,028

Containers & Packaging — 3.6%
International Paper Co.	2,546	108,892
Packaging Corp. of America	772	108,551
Westrock Co.	2,493	105,604

		323,047

Distributors — 1.4%
LKQ Corp.	2,312	126,790

Diversified Telecommunication Services — 0.8%
Liberty Global PLC, Class C, NVS(a)	3,045	69,700

Electric Utilities — 1.9%
Constellation Energy Corp.	1,260	83,286
NRG Energy Inc.	2,397	90,487

		173,773

Electronic Equipment, Instruments & Components — 3.4%
Arrow Electronics Inc.(a)	858	109,970
Cognex Corp.	2,223	113,329
Zebra Technologies Corp., Class A(a)	221	79,049

		302,348

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 1.8%
Camden Property Trust	6	$847
Kimco Realty Corp.	2,592	57,309
Regency Centers Corp.	1,687	108,693

		166,849

Food Products — 1.3%
JM Smucker Co. (The)	913	120,808

Gas Utilities — 1.3%
UGI Corp.	2,636	113,770

Health Care Equipment & Supplies — 1.3%
Cooper Companies Inc. (The)	348	113,796

Health Care Providers & Services — 7.1%
DaVita Inc.(a)	597	50,244
Henry Schein Inc.(a)	1,339	105,553
Laboratory Corp. of America Holdings	537	140,796
Molina Healthcare Inc.(a)	399	130,760
Quest Diagnostics Inc.	864	117,997
Universal Health Services Inc., Class B	881	99,086

		644,436

Household Durables — 6.4%
Garmin Ltd.	890	86,882
Lennar Corp., Class A	1,434	121,890
Mohawk Industries Inc.(a)	679	87,238
Newell Brands Inc.	3,353	67,764
PulteGroup Inc.	2,621	114,328
Whirlpool Corp.	549	94,905

		573,007

Insurance — 6.6%
American Financial Group Inc./OH	817	109,217
Erie Indemnity Co., Class A, NVS	331	67,312
Fidelity National Financial Inc.	2,374	94,865
Globe Life Inc.	1,133	114,127
Hartford Financial Services Group Inc. (The)	1,950	125,716
Lincoln National Corp.	1,562	80,193

		591,430

IT Services — 4.7%
Akamai Technologies Inc.(a)	1,133	109,017
EPAM Systems Inc.(a)	259	90,456
Jack Henry & Associates Inc.	640	132,973
Western Union Co. (The)	5,130	87,312

		419,758

Life Sciences Tools & Services — 1.6%
Waters Corp.(a)	391	142,336

Machinery — 3.3%
Nordson Corp.	322	74,379
Pentair PLC	2,152	105,211
Snap-on Inc.	518	116,058

		295,648

Media — 2.2%
Fox Corp., Class A, NVS	2,832	93,767
Fox Corp., Class B	1,322	40,850
News Corp., Class A, NVS	3,548	60,813

		195,430

Metals & Mining — 2.2%
Alcoa Corp.	1,620	82,442
Steel Dynamics Inc.	1,542	120,091

		202,533

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Mid-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 5.1%
APA Corp.	1,407	$52,298
Coterra Energy Inc.	4,470	136,737
Devon Energy Corp.	2,468	155,114
Marathon Oil Corp.	4,682	116,114

		460,263

Pharmaceuticals — 0.9%
Jazz Pharmaceuticals PLC(a)	535	83,492

Professional Services — 1.1%
Robert Half International Inc.	1,216	96,234

Real Estate Management & Development — 1.7%
CBRE Group Inc., Class A(a)	1,748	149,664

Road & Rail — 2.0%
AMERCO	128	68,746
Knight-Swift Transportation Holdings Inc.	2,058	113,087

		181,833

Semiconductors & Semiconductor Equipment — 4.0%
Monolithic Power Systems Inc.	22	10,224
ON Semiconductor Corp.(a)(b)	2,409	160,873
Qorvo Inc.(a)	871	90,645
Skyworks Solutions Inc.	938	102,129

		363,871

Software — 3.8%
Bentley Systems Inc., Class B	2,485	98,406
Cadence Design Systems Inc.(a)	1,053	195,942
Citrix Systems Inc.	483	48,981

		343,329

Specialty Retail — 1.7%
Bath & Body Works Inc.	1,814	64,470
Best Buy Co. Inc.	1,174	90,386

		154,856

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 5.0%
Hewlett Packard Enterprise Co.	8,399	$119,602
NetApp Inc.	1,604	114,413
Seagate Technology Holdings PLC	1,403	112,212
Western Digital Corp.(a)	2,132	104,681

		450,908

Trading Companies & Distributors — 1.7%
United Rentals Inc.(a)	465	150,042

Total Long-Term Investments — 99.8% (Cost: $9,606,342)		8,987,888

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	157,112	157,096
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	10,000	10,000

Total Short-Term Securities — 1.8% (Cost: $167,096)		167,096

Total Investments in Securities — 101.6% (Cost: $9,773,438)		9,154,984

Liabilities in Excess of Other Assets — (1.6)%		(147,882)

Net Assets — 100.0%		$9,007,102

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$157,129	(a)	$—	$(33)	$—	$157,096	157,112	$139	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000	(a)	—	—	—	10,000	10,000	23		—

					$(33)	$—	$167,096		$162		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Mid-Cap Multifactor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,987,888	$—	$—	$8,987,888
Money Market Funds	167,096	—	—	167,096

	$9,154,984	$—	$—	$9,154,984

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
AAR Corp.(a)	56,788	$2,528,770
AerSale Corp.(a)	24,764	433,618
Cadre Holdings Inc.(b)	19,219	454,529
Ducommun Inc.(a)	18,209	862,014
National Presto Industries Inc.	8,453	601,854
V2X Inc.(a)	18,794	624,712

		5,505,497

Air Freight & Logistics — 0.3%
Atlas Air Worldwide Holdings Inc.(a)(b)	7,898	597,958
Hub Group Inc., Class A(a)	36,560	2,793,184

		3,391,142

Auto Components — 0.5%
Gentherm Inc.(a)	52,871	3,413,352
Standard Motor Products Inc.	31,650	1,447,671

		4,861,023

Banks — 3.0%
1st Source Corp.	29,722	1,433,195
Amalgamated Financial Corp.	24,858	573,723
Amerant Bancorp Inc.	44,553	1,217,188
Arrow Financial Corp.	25,655	860,725
Bancorp. Inc. (The)(a)	28,012	689,095
Bar Harbor Bankshares	24,019	695,830
Camden National Corp.	23,775	1,086,518
Capital City Bank Group Inc.	13,208	427,807
Community Trust Bancorp. Inc.	25,711	1,114,058
Customers Bancorp. Inc.(a)(b)	49,387	1,886,090
First Community Bankshares Inc.	24,521	786,634
First Financial Corp./IN	19,210	897,491
First Foundation Inc.	41,459	863,176
First of Long Island Corp. (The)	37,210	677,222
Great Southern Bancorp. Inc.	17,087	1,058,369
HomeStreet Inc.	20,224	754,153
Hope Bancorp Inc.	159,974	2,406,009
Independent Bank Corp./MI	33,722	707,488
Lakeland Bancorp. Inc.	98,335	1,565,493
Mercantile Bank Corp.	24,094	853,891
Midland States Bancorp. Inc.	33,542	878,800
MidWestOne Financial Group Inc.	23,836	743,922
OFG Bancorp	52,880	1,452,614
Peapack Gladstone Financial Corp.	26,505	865,653
Republic Bancorp. Inc./KY, Class A	15,689	703,495
Tompkins Financial Corp.	21,123	1,629,639
Univest Financial Corp.	47,232	1,177,966
Washington Trust Bancorp. Inc.	27,747	1,522,755

		29,528,999

Beverages — 0.3%
MGP Ingredients Inc.	14,339	1,508,176
National Beverage Corp.	25,387	1,375,468

		2,883,644

Biotechnology — 2.8%
Alkermes PLC(a)	175,571	4,494,617
Anika Therapeutics Inc.(a)(b)	15,656	365,724
Avid Bioservices Inc.(a)(b)	66,755	1,311,736
Catalyst Pharmaceuticals Inc.(a)	106,465	1,090,202
Eagle Pharmaceuticals Inc./DE(a)	18,610	738,817
Emergent BioSolutions Inc.(a)	52,275	1,810,806
Ironwood Pharmaceuticals Inc.(a)	168,411	1,928,306

Security	Shares	Value

Biotechnology (continued)
Kezar Life Sciences Inc.(a)	68,103	$665,366
Myriad Genetics Inc.(a)(b)	81,963	2,162,184
United Therapeutics Corp.(a)	48,856	11,289,156
Vanda Pharmaceuticals Inc.(a)	60,549	652,718
Vericel Corp.(a)	42,568	1,385,163

		27,894,795

Building Products — 0.9%
Apogee Enterprises Inc.	39,812	1,656,578
Insteel Industries Inc.	31,083	972,898
Quanex Building Products Corp.(b)	53,461	1,315,675
Simpson Manufacturing Co. Inc.	44,111	4,555,784

		8,500,935

Capital Markets — 4.8%
Affiliated Managers Group Inc.	44,843	5,667,258
Artisan Partners Asset Management Inc., Class A	70,562	2,805,545
BGC Partners Inc., Class A	316,817	1,156,382
BrightSphere Investment Group Inc.	56,275	1,064,160
Cowen Inc., Class A	28,418	996,619
Diamond Hill Investment Group Inc.	5,059	967,129
Donnelley Financial Solutions Inc.(a)(b)	47,108	1,601,201
Evercore Inc., Class A	43,159	4,314,605
Federated Hermes Inc.	100,858	3,440,267
Houlihan Lokey Inc.	55,141	4,662,723
Janus Henderson Group PLC	168,808	4,350,182
Jefferies Financial Group Inc.	228,518	7,442,831
Moelis & Co., Class A	66,392	3,092,540
Piper Sandler Cos	19,634	2,477,811
PJT Partners Inc., Class A	25,267	1,806,085
TPG Inc.	56,688	1,616,742
Victory Capital Holdings Inc., Class A(b)	17,399	481,430

		47,943,510

Chemicals — 1.4%
AdvanSix Inc.	45,058	1,770,329
American Vanguard Corp.	44,574	1,043,477
Aspen Aerogels Inc.(a)	28,699	375,383
Chase Corp.	12,876	1,170,686
FutureFuel Corp.	41,934	301,505
Hawkins Inc.	30,427	1,209,473
Intrepid Potash Inc.(a)	17,445	795,492
Koppers Holdings Inc.	33,825	796,241
Mativ Inc.	34,135	745,850
Stepan Co.	22,741	2,551,768
Tredegar Corp.	43,110	451,793
Trinseo PLC	33,803	1,209,133
Tronox Holdings PLC, Class A	80,782	1,261,007

		13,682,137

Commercial Services & Supplies — 1.4%
ACCO Brands Corp.	153,469	1,100,373
Brady Corp., Class A, NVS	52,808	2,526,863
CoreCivic Inc.(a)	192,589	2,074,183
Deluxe Corp.	46,301	1,164,007
Ennis Inc.	41,660	910,271
GEO Group Inc. (The)(a)	123,688	811,393
Healthcare Services Group Inc.	81,248	1,165,096
Heritage-Crystal Clean Inc.(a)	25,189	845,343
HNI Corp.	47,749	1,686,495
Interface Inc.	64,269	931,258
Matthews International Corp., Class A	34,404	961,592

		14,176,874

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 2.1%
ADTRAN Holdings Inc.(a)	52,848	$1,273,108
Calix Inc.(a)	62,189	3,547,261
Cambium Networks Corp.(a)	10,071	189,838
Ciena Corp.(a)	168,430	8,690,988
Clearfield Inc.(a)(b)	18,730	1,845,841
Digi International Inc.(a)	56,028	1,596,238
NetScout Systems Inc.(a)	80,627	2,868,709
Ribbon Communications Inc.(a)(b)	104,505	354,272

		20,366,255

Construction & Engineering — 0.7%
Construction Partners Inc., Class A(a)(b)	31,525	749,665
IES Holdings Inc.(a)	10,188	336,204
MYR Group Inc.(a)	18,357	1,748,137
Primoris Services Corp.	86,173	2,013,001
Sterling Infrastructure Inc.(a)	46,102	1,185,282
Tutor Perini Corp.(a)	49,894	453,038

		6,485,327

Construction Materials — 0.0%
United States Lime & Minerals Inc.	3,614	371,772

Consumer Finance — 1.6%
Atlanticus Holdings Corp.(a)(b)	8,081	312,250
Bread Financial Holdings Inc.	51,014	2,020,665
Curo Group Holdings Corp.	20,237	144,897
Encore Capital Group Inc.(a)	32,942	2,385,989
Enova International Inc.(a)	53,577	1,848,942
Navient Corp.	243,581	4,011,779
OneMain Holdings Inc.	86,221	3,207,421
Oportun Financial Corp.(a)	30,680	281,642
PROG Holdings Inc.(a)	72,370	1,333,056
World Acceptance Corp.(a)(b)	5,764	638,507

		16,185,148

Containers & Packaging — 0.1%
Myers Industries Inc.	33,187	807,440

Distributors — 0.1%
Funko Inc., Class A(a)	23,516	616,354

Diversified Consumer Services — 1.3%
Adtalem Global Education Inc.(a)(b)	3,391	135,979
American Public Education Inc.(a)(b)	29,879	469,399
European Wax Center Inc., Class A	32,610	682,201
Graham Holdings Co., Class B	4,393	2,611,595
Grand Canyon Education Inc.(a)	56,563	5,434,007
Perdoceo Education Corp.(a)	112,246	1,537,770
Stride Inc.(a)(b)	45,263	2,022,351

		12,893,302

Diversified Financial Services — 0.1%
A-Mark Precious Metals Inc.	18,384	557,035

Diversified Telecommunication Services — 0.2%
ATN International Inc.	12,054	554,966
EchoStar Corp., Class A(a)	59,233	1,170,444
IDT Corp., Class B(a)	23,690	616,651

		2,342,061

Electrical Equipment — 1.9%
Acuity Brands Inc.	38,858	7,087,699
Atkore Inc.(a)	50,172	4,980,574
AZZ Inc.	39,535	1,681,819
Encore Wire Corp.	22,473	3,111,836

Security	Shares	Value

Electrical Equipment (continued)
GrafTech International Ltd.	90,368	$695,834
Thermon Group Holdings Inc.(a)	53,396	831,376

		18,389,138

Electronic Equipment, Instruments & Components — 6.5%
Avnet Inc.	108,288	5,183,747
Badger Meter Inc.	31,751	3,054,129
Benchmark Electronics Inc.	56,397	1,442,635
CTS Corp.	51,596	2,098,925
ePlus Inc.(a)	43,048	2,392,177
Fabrinet(a)	44,949	4,317,801
Insight Enterprises Inc.(a)	37,932	3,543,228
Jabil Inc.	150,768	8,946,573
Kimball Electronics Inc.(a)(b)	40,202	884,444
Knowles Corp.(a)	147,003	2,903,309
Lightwave Logic Inc.(a)(b)	177,689	1,895,942
Methode Electronics Inc.	59,672	2,460,873
Mirion Technologies Inc.(a)(b)	207,647	1,412,000
Napco Security Technologies Inc.(a)(b)	49,992	1,282,795
OSI Systems Inc.(a)	18,116	1,751,274
PC Connection Inc.	18,883	895,621
Plexus Corp.(a)	30,743	2,888,305
Sanmina Corp.(a)	101,762	4,686,140
ScanSource Inc.(a)	41,386	1,322,283
TTM Technologies Inc.(a)(b)	158,733	2,147,657
Vishay Intertechnology Inc.	212,635	4,393,039
Vishay Precision Group Inc.(a)	20,180	629,212
Vontier Corp.	142,430	3,674,694

		64,206,803

Energy Equipment & Services — 1.3%
Cactus Inc., Class A	63,162	2,626,908
Dril-Quip Inc.(a)(b)	55,705	1,428,833
Helix Energy Solutions Group Inc.(a)	229,508	927,212
Patterson-UTI Energy Inc.	344,664	5,704,189
ProPetro Holding Corp.(a)	124,131	1,305,858
RPC Inc.(a)	70,250	573,240

		12,566,240

Entertainment — 0.5%
Lions Gate Entertainment Corp., Class B, NVS(a)	130,937	1,088,086
Playstudios Inc.(a)(b)	132,082	530,970
World Wrestling Entertainment Inc., Class A(b)	49,128	3,405,062

		5,024,118

Equity Real Estate Investment Trusts (REITs) — 2.6%
Brandywine Realty Trust	185,988	1,738,988
Chatham Lodging Trust(a)	74,180	902,029
Franklin Street Properties Corp., Class C	166,514	631,088
Getty Realty Corp.	62,885	1,845,046
Industrial Logistics Properties Trust	71,081	712,942
LTC Properties Inc.	42,767	1,791,937
LXP Industrial Trust.	302,182	3,314,937
Necessity Retail REIT Inc.	207,840	1,619,074
One Liberty Properties Inc.	26,785	743,284
Paramount Group Inc.	280,650	2,203,103
Piedmont Office Realty Trust Inc., Class A	197,358	2,715,646
Retail Opportunity Investments Corp.	196,618	3,432,950
RPT Realty	88,340	960,256
Saul Centers Inc.	22,766	1,190,206
Urstadt Biddle Properties Inc., Class A	48,291	888,554
Whitestone REIT	74,753	839,476

		25,529,516

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing — 1.7%
Andersons Inc. (The)	50,629	$1,831,251
Ingles Markets Inc., Class A(b)	21,789	2,079,978
PriceSmart Inc.	39,530	2,624,001
SpartanNash Co.	57,550	1,858,290
Sprouts Farmers Market Inc.(a)	124,269	3,434,795
United Natural Foods Inc.(a)(b)	61,323	2,606,841
Weis Markets Inc.(b)	25,838	1,987,717

		16,422,873

Food Products — 0.5%
Fresh Del Monte Produce Inc.	60,976	1,811,597
John B Sanfilippo & Son Inc.	14,294	1,070,620
Seaboard Corp.	317	1,287,223
Tootsie Roll Industries Inc.(b)	25,947	911,259

		5,080,699

Gas Utilities — 0.0%
Star Group LP	54,154	532,875

Health Care Equipment & Supplies — 6.3%
AngioDynamics Inc.(a)	61,990	1,406,553
Atrion Corp.(b)	2,306	1,558,625
CONMED Corp.	31,540	3,079,250
Cutera Inc.(a)	16,596	770,386
Embecta Corp.(a)	90,949	2,676,629
Envista Holdings Corp.(a)	175,491	7,133,709
Establishment Labs Holdings Inc.(a)(b)	30,571	1,812,555
Globus Medical Inc., Class A(a)(b)	85,213	5,001,151
Heska Corp.(a)	11,007	1,007,030
ICU Medical Inc.(a)	32,374	5,735,702
Inogen Inc.(a)	20,862	580,381
Integer Holdings Corp.(a)(b)	35,914	2,510,030
Lantheus Holdings Inc.(a)	71,560	5,490,083
LeMaitre Vascular Inc.	31,468	1,584,414
LivaNova PLC(a)	44,079	2,806,510
Meridian Bioscience Inc.(a)	69,714	2,207,145
Merit Medical Systems Inc.(a)	55,114	3,167,953
Neogen Corp.(a)(b)	35,752	826,944
NuVasive Inc.(a)(b)	55,991	2,940,647
Omnicell Inc.(a)(b)	47,314	5,210,218
Orthofix Medical Inc.(a)	31,616	810,950
Paragon 28 Inc.(a)(b)	42,842	813,998
SI-BONE Inc.(a)	45,578	612,568
Surmodics Inc.(a)	22,374	778,615
Tactile Systems Technology Inc.(a)	21,473	166,416
Varex Imaging Corp.(a)	42,878	955,751
Zimvie Inc.(a)	33,367	647,987

		62,292,200

Health Care Providers & Services — 5.6%
AMN Healthcare Services Inc.(a)(b)	51,433	5,783,127
Apollo Medical Holdings Inc.(a)(b)	33,122	1,756,460
Chemed Corp.(b)	17,121	8,236,742
Community Health Systems Inc.(a)	122,176	364,084
CorVel Corp.(a)(b)	15,519	2,558,928
Cross Country Healthcare Inc.(a)(b)	39,292	1,035,737
DocGo Inc.(a)(b)	128,312	991,852
Encompass Health Corp.	108,288	5,481,539
Enhabit Inc.	54,142	948,026
Hanger Inc.(a)	42,106	781,908
Joint Corp. (The)(a)	15,605	266,845
ModivCare Inc.(a)	13,706	1,367,859
National HealthCare Corp.	23,499	1,669,134

Security	Shares	Value

Health Care Providers & Services (continued)
National Research Corp.	24,365	$923,433
Owens & Minor Inc.	1,838	65,084
Patterson Companies Inc.	95,233	2,957,937
Premier Inc., Class A	133,619	5,138,987
Privia Health Group Inc.(a)	56,237	2,068,397
Select Medical Holdings Corp.	117,165	3,470,427
Tenet Healthcare Corp.(a)	98,372	6,504,357
U.S. Physical Therapy Inc.	20,673	2,682,942

		55,053,805

Health Care Technology — 1.3%
Allscripts Healthcare Solutions Inc.(a)(b)	186,063	2,943,517
Computer Programs & Systems Inc.(a)	22,413	756,663
Definitive Healthcare Corp.(a)(b)	54,674	1,420,430
Evolent Health Inc., Class A(a)(b)	94,971	3,228,064
HealthStream Inc.(a)	40,429	972,722
NextGen Healthcare Inc.(a)	91,001	1,557,937
OptimizeRx Corp.(a)	17,212	386,754
Simulations Plus Inc.	25,841	1,657,700

		12,923,787

Hotels, Restaurants & Leisure — 0.3%
Chuy’s Holdings Inc.(a)	30,406	675,925
Monarch Casino & Resort Inc.(a)	22,534	1,445,556
RCI Hospitality Holdings Inc.	12,930	736,493

		2,857,974

Household Durables — 0.6%
Ethan Allen Interiors Inc.	36,458	838,169
GoPro Inc., Class A(a)	126,961	807,472
La-Z-Boy Inc.	48,236	1,344,337
Tri Pointe Homes Inc.(a)(b)	123,832	2,293,369
Tupperware Brands Corp.(a)	53,454	398,767
Universal Electronics Inc.(a)	20,462	567,821

		6,249,935

Household Products — 0.2%
Central Garden & Pet Co.(a)(b)	10,459	453,293
Central Garden & Pet Co., Class A, NVS(a)	43,709	1,783,327

		2,236,620

Insurance — 3.6%
American Equity Investment Life Holding Co.	90,613	3,403,424
Assured Guaranty Ltd.	79,449	4,639,027
Brighthouse Financial Inc.(a)	122,692	5,327,286
Donegal Group Inc., Class A	15,325	217,002
Employers Holdings Inc.	38,694	1,536,539
First American Financial Corp.	119,621	6,938,018
Genworth Financial Inc., Class A(a)	480,416	2,041,768
National Western Life Group Inc., Class A	3,851	777,902
Safety Insurance Group Inc.	21,162	1,831,571
Stewart Information Services Corp.	27,489	1,502,274
Universal Insurance Holdings Inc.	45,181	571,540
Unum Group	222,437	7,160,247

		35,946,598

Interactive Media & Services — 1.0%
Cars.com Inc.(a)	105,106	1,236,047
Shutterstock Inc.	25,908	1,463,802
TrueCar Inc.(a)	138,793	356,698
Yelp Inc.(a)(b)	80,058	2,454,578
Ziff Davis Inc.(a)(b)	49,836	4,081,070

		9,592,195

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 0.3%
1-800-Flowers.com Inc., Class A(a)	29,914	$298,243
Duluth Holdings Inc., Class B(a)	33,200	320,048
Lands’ End Inc.(a)(b)	21,070	268,642
PetMed Express Inc.	31,908	696,233
Revolve Group Inc.(a)(b)	41,385	1,172,023

		2,755,189

IT Services — 2.6%
Cass Information Systems Inc.	21,312	777,036
Concentrix Corp.	48,302	6,460,875
Conduent Inc.(a)	185,136	862,734
CSG Systems International Inc.	51,792	3,379,428
Edgio Inc.(a)	215,763	545,880
EVERTEC Inc.	66,575	2,595,759
ExlService Holdings Inc.(a)	36,440	6,135,403
Hackett Group Inc. (The)	38,162	800,257
Perficient Inc.(a)	35,840	3,781,837

		25,339,209

Leisure Products — 0.5%
Clarus Corp.(b)	23,782	490,385
Johnson Outdoors Inc., Class A	9,312	626,791
Smith & Wesson Brands Inc.	52,289	760,805
Sturm Ruger & Co. Inc.	19,150	1,266,389
Vista Outdoor Inc.(a)	62,440	1,879,444

		5,023,814

Life Sciences Tools & Services — 0.5%
Medpace Holdings Inc.(a)	31,183	5,286,454

Machinery — 1.3%
Energy Recovery Inc.(a)(b)	39,740	883,420
Gorman-Rupp Co. (The)	33,435	1,026,454
Greenbrier Companies Inc. (The)	35,235	1,121,178
Luxfer Holdings PLC	46,342	757,228
Mueller Industries Inc.	55,978	3,768,999
Omega Flex Inc.(b)	5,658	650,613
REV Group Inc.	32,028	372,806
Shyft Group Inc. (The)(b)	34,622	898,095
Standex International Corp.	19,589	1,901,700
Titan International Inc.(a)(b)	79,955	1,340,046

		12,720,539

Marine — 0.2%
Eagle Bulk Shipping Inc.	15,280	808,770
Genco Shipping & Trading Ltd.	60,414	1,164,782

		1,973,552

Media — 1.4%
AMC Networks Inc., Class A(a)(b)	44,514	1,358,567
John Wiley & Sons Inc., Class A	48,404	2,527,657
Scholastic Corp., NVS	28,502	1,341,589
TechTarget Inc.(a)(b)	27,560	1,796,636
TEGNA Inc.	228,572	4,786,298
Thryv Holdings Inc.(a)(b)	32,630	794,214
WideOpenWest Inc.(a)	56,873	1,045,326

		13,650,287

Metals & Mining — 1.4%
Alpha Metallurgical Resources Inc.	11,819	1,616,366
Commercial Metals Co.	130,850	5,184,277
Ramaco Resources Inc.	35,352	415,032
Ryerson Holding Corp.	18,794	514,956
Schnitzer Steel Industries Inc., Class A	42,018	1,494,160
SunCoke Energy Inc.	133,069	984,711

Security	Shares	Value

Metals & Mining (continued)
TimkenSteel Corp.(a)	63,123	$1,280,766
Warrior Met Coal Inc.	82,460	2,632,948

		14,123,216

Mortgage Real Estate Investment — 0.1%
Ares Commercial Real Estate Corp.	48,593	665,724

Multi-Utilities — 0.1%
Unitil Corp.	25,584	1,401,236

Multiline Retail — 0.2%
Big Lots Inc.	35,814	723,085
Dillard’s Inc., Class A(b)	6,530	1,484,595

		2,207,680

Oil, Gas & Consumable Fuels — 8.3%
Alto Ingredients Inc.(a)(b)	74,682	321,133
Antero Resources Corp.(a)(b)	97,659	3,871,203
Arch Resources Inc.	24,645	3,182,655
Berry Corp.	89,669	765,773
Brigham Minerals Inc., Class A	49,237	1,307,242
California Resources Corp.	44,552	1,998,603
Centennial Resource Development Inc./DE, Class A(a)	197,635	1,316,249
Centrus Energy Corp., Class A(a)(b)	11,391	377,612
Chord Energy Corp.	46,244	5,930,331
CONSOL Energy Inc.(a)	52,952	3,247,017
Denbury Inc.(a)(b)	54,532	3,921,396
Dorian LPG Ltd.	34,858	561,911
Gran Tierra Energy Inc.(a)	588,714	788,877
Matador Resources Co.	127,307	7,355,798
Murphy Oil Corp.	168,068	5,905,910
Ovintiv Inc.	265,132	13,545,594
PDC Energy Inc.	107,367	7,052,938
Range Resources Corp.(a)	268,573	8,881,709
REX American Resources Corp.(a)	8,530	814,274
SandRidge Energy Inc.(a)	49,528	927,659
SilverBow Resources Inc.(a)(b)	14,797	668,676
SM Energy Co.	195,113	8,054,265
World Fuel Services Corp.	69,106	1,915,618

		82,712,443

Paper & Forest Products — 0.9%
Clearwater Paper Corp.(a)(b)	18,159	648,276
Louisiana-Pacific Corp.	103,633	6,594,168
Sylvamo Corp.	38,512	1,511,211

		8,753,655

Personal Products — 0.4%
Nu Skin Enterprises Inc., Class A	54,558	2,373,819
USANA Health Sciences Inc.(a)	18,697	1,301,685

		3,675,504

Pharmaceuticals — 1.5%
Amphastar Pharmaceuticals Inc.(a)	61,289	2,291,596
ANI Pharmaceuticals Inc.(a)	20,102	688,494
Collegium Pharmaceutical Inc.(a)(b)	34,834	598,797
Corcept Therapeutics Inc.(a)	152,693	4,376,181
Innoviva Inc.(a)(b)	100,136	1,435,950
Phibro Animal Health Corp., Class A	32,562	637,238
Prestige Consumer Healthcare Inc.(a)	54,478	3,285,568
Supernus Pharmaceuticals Inc.(a)	57,837	1,836,325

		15,150,149

Professional Services — 1.8%
Barrett Business Services Inc.	12,015	980,304

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
CRA International Inc.	11,891	$1,177,328
Forrester Research Inc.(a)	18,417	856,206
Franklin Covey Co.(a)	20,668	1,081,556
Heidrick & Struggles International Inc.	31,369	976,831
ICF International Inc.	20,526	1,936,628
Kelly Services Inc., Class A, NVS	54,820	1,188,498
Kforce Inc.	32,587	2,145,854
Korn Ferry	81,979	5,370,444
Resources Connection Inc.	49,475	1,061,734
TrueBlue Inc.(a)	55,177	1,194,030

		17,969,413

Real Estate Management & Development — 2.2%
Anywhere Real Estate Inc.(a)(b)	186,680	1,853,732
Douglas Elliman Inc.	111,993	671,958
Jones Lang LaSalle Inc.(a)	55,177	10,520,598
Marcus & Millichap Inc.	41,309	1,690,364
Newmark Group Inc., Class A	306,212	3,490,817
RE/MAX Holdings Inc., Class A	30,112	763,038
RMR Group Inc. (The), Class A	16,726	483,549
St Joe Co. (The)	35,244	1,480,953
Tejon Ranch Co.(a)	22,884	378,044

		21,333,053

Road & Rail — 2.3%
ArcBest Corp.	39,384	3,489,422
Heartland Express Inc.	94,771	1,504,963
Marten Transport Ltd.	106,359	2,293,100
Ryder System Inc.	58,521	4,583,365
Saia Inc.(a)	28,660	6,816,781
Schneider National Inc., Class B(b)	61,785	1,565,014
Werner Enterprises Inc.	66,537	2,924,967

		23,177,612

Semiconductors & Semiconductor Equipment — 4.1%
Allegro MicroSystems Inc.(a)	106,426	2,642,558
Alpha & Omega Semiconductor Ltd.(a)(b)	36,348	1,526,979
Amkor Technology Inc.(b)	176,243	3,554,821
Axcelis Technologies Inc.(a)(b)	53,239	3,744,299
Cirrus Logic Inc.(a)	91,714	7,837,878
Diodes Inc.(a)	48,259	3,926,835
FormFactor Inc.(a)	125,419	4,459,900
Kulicke & Soffa Industries Inc.	67,438	3,245,116
Magnachip Semiconductor Corp.(a)	45,245	690,439
NeoPhotonics Corp.(a)	55,339	884,871
Photronics Inc.(a)	98,691	2,349,833
SMART Global Holdings Inc.(a)(b)	37,797	741,577
Synaptics Inc.(a)	38,063	5,517,232

		41,122,338

Software — 3.0%
A10 Networks Inc.	62,693	934,753
Agilysys Inc.(a)	37,591	1,815,645
American Software Inc./GA, Class A	50,715	906,784
Benefitfocus Inc.(a)	42,712	361,771
ChannelAdvisor Corp.(a)	43,503	641,234
CommVault Systems Inc.(a)	44,927	2,519,955
Consensus Cloud Solutions Inc.(a)(b)	16,375	884,741
Ebix Inc.	39,633	937,717
Manhattan Associates Inc.(a)	3,967	558,038
Mitek Systems Inc.(a)	46,401	504,843
Progress Software Corp.	47,616	2,236,047
Qualys Inc.(a)	56,242	6,879,522

Security	Shares	Value

Software (continued)
SPS Commerce Inc.(a)	38,995	$4,670,041
Teradata Corp.(a)	118,730	4,546,172
Xperi Holding Corp.	60,057	1,006,555

		29,403,818

Specialty Retail — 4.1%
Aaron’s Co. Inc. (The)	49,601	645,805
Abercrombie & Fitch Co., Class A(a)	90,452	1,610,950
Academy Sports & Outdoors Inc.	92,009	3,959,147
America’s Car-Mart Inc./TX(a)	7,141	739,593
Boot Barn Holdings Inc.(a)	32,138	2,002,198
Buckle Inc. (The)	32,507	981,711
Caleres Inc.	60,985	1,513,648
Chico’s FAS Inc.(a)	196,150	984,673
Children’s Place Inc. (The)(a)	15,165	657,251
Container Store Group Inc. (The)(a)	52,574	392,202
Foot Locker Inc.	101,417	2,877,200
Genesco Inc.(a)	22,218	1,245,319
Group 1 Automotive Inc.(b)	18,687	3,306,104
Guess? Inc.	62,419	1,180,343
Haverty Furniture Companies Inc.	17,553	479,724
Hibbett Inc.	17,423	817,487
LL Flooring Holdings Inc.(a)	31,387	315,126
MarineMax Inc.(a)	35,096	1,433,321
ODP Corp. (The)(a)	58,037	2,106,743
Penske Automotive Group Inc.	34,967	4,003,372
Sally Beauty Holdings Inc.(a)(b)	123,010	1,572,068
Shoe Carnival Inc.	29,314	639,338
Signet Jewelers Ltd.(b)	57,317	3,494,044
Sonic Automotive Inc., Class A	24,229	1,013,984
Sportsman’s Warehouse Holdings Inc.(a)	47,623	469,563
TravelCenters of America Inc.(a)	13,453	561,259
Winmark Corp.	4,936	1,096,532
Zumiez Inc.(a)(b)	31,273	813,098

		40,911,803

Technology Hardware, Storage & Peripherals — 0.7%
Avid Technology Inc.(a)	57,670	1,618,220
Super Micro Computer Inc.(a)	44,045	2,378,870
Xerox Holdings Corp.	165,104	2,828,232

		6,825,322

Textiles, Apparel & Luxury Goods — 0.6%
G-III Apparel Group Ltd.(a)	69,988	1,546,035
Kontoor Brands Inc.	52,989	1,934,098
Movado Group Inc.	26,220	890,956
Oxford Industries Inc.(b)	18,384	1,753,834

		6,124,923

Thrifts & Mortgage Finance — 1.5%
Enact Holdings Inc.	52,145	1,201,421
Hingham Institution For Savings (The)	1,628	472,136
MGIC Investment Corp.	505,316	7,145,168
Radian Group Inc.	201,936	4,517,308
TrustCo Bank Corp. NY	25,949	870,849
Waterstone Financial Inc.	23,196	432,605

		14,639,487

Tobacco — 0.2%
Universal Corp./VA	39,400	2,202,854

Trading Companies & Distributors — 2.6%
Boise Cascade Co.	42,804	3,026,671
Global Industrial Co.	14,337	512,548

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
GMS Inc.(a)	41,861	$2,221,563
H&E Equipment Services Inc.	52,098	1,862,503
Herc Holdings Inc.	38,041	4,717,845
McGrath RentCorp	38,842	3,276,711
Rush Enterprises Inc., Class A	46,976	2,263,773
Rush Enterprises Inc., Class B	8,910	483,368
Titan Machinery Inc.(a)	32,549	915,603
Triton International Ltd.	73,340	4,699,627
Veritiv Corp.(a)	15,427	1,913,257

		25,893,469

Wireless Telecommunication Services — 0.2%
Telephone and Data Systems Inc.	105,234	1,663,750
United States Cellular Corp.(a)	14,581	427,077

		2,090,827

Total Long-Term Investments — 99.1% (Cost: $909,537,076)		981,032,196

Short-Term Securities

Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	54,182,009	54,176,591

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	8,530,000	$8,530,000

Total Short-Term Securities — 6.3% (Cost: $62,697,278)		62,706,591

Total Investments in Securities — 105.4% (Cost: $972,234,354)		1,043,738,787

Liabilities in Excess of Other Assets — (5.4)%		(53,279,677)

Net Assets — 100.0%		$990,459,110

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$38,591,999	$15,612,160	(a)	$—	$(26,090)	$(1,478)	$54,176,591	54,182,009	$129,627	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,340,000	2,190,000	(a)	—	—	—	8,530,000	8,530,000	25,734		—

					$(26,090)	$(1,478)	$62,706,591		$155,361		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	4	09/16/22	$377	$30,600
S&P Mid 400 E-Mini Index	6	09/16/22	1,509	131,459

				$162,059

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$1,766,454	$389,445	(c)	$1,981,727	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/23	3,839,840	83,067	(e)	4,104,938	0.4
	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	1,158,635	74,717	(g)	1,240,430	0.1

					$547,229		$7,327,095

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $174,172 of net dividends and financing fees.
(e)	Amount includes $(182,031) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(7,078) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

Range: Benchmarks:	(b) 65 basis points USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	(d) 65 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	(f) 65 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

OTC Total Return Swaps (continued)

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

OTC Total Return Swaps (continued)

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Bancorp. Inc. (The)(a)	54,159	$1,332,311	67.2%
HomeStreet Inc.	2,772	103,368	5.2
Hope Bancorp Inc.	1,952	29,358	1.5
OFG Bancorp	852	23,404	1.2
Preferred Bank/Los Angeles	1,472	107,014	5.4

		1,595,455

Commercial Services & Supplies
GEO Group Inc. (The)(a)	4,153	27,244	1.4

Electronic Equipment, Instruments & Components
OSI Systems Inc.(a)	183	17,691	0.9

Insurance
Employers Holdings Inc.	2,330	92,524	4.7
Genworth Financial Inc., Class A(a)	19,794	84,125	4.2
Safety Insurance Group Inc.	566	48,987	2.5
Stewart Information Services Corp.	865	47,272	2.4

		272,908

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	2,039	68,429	3.4

Total Reference Entity — Long		1,981,727

Net Value of Reference Entity — Goldman Sachs Bank USA		$1,981,727

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Bancorp. Inc. (The)(a)	204	$5,018	0.1%
Central Pacific Financial Corp.	44,154	1,045,567	25.5
Customers Bancorp. Inc.(a)	497	18,980	0.5
Hanmi Financial Corp.	48,609	1,228,349	29.9
HomeStreet Inc.	9,048	337,400	8.2
Hope Bancorp Inc.	26,576	399,703	9.8
OFG Bancorp.	2,289	62,879	1.5
Preferred Bank/los Angeles	560	40,712	1.0

		3,138,608

	Shares	Value	% of Basket Value

Commercial Services & Supplies
GEO Group Inc. (The)(a)	64,111	$420,568	10.3

Consumer Finance
Bread Financial Holdings Inc.	242	9,586	0.2

Electronic Equipment, Instruments & Components
Osi Systems Inc.(a)	226	21,847	0.5

Equity Real Estate Investment Trusts (REITs)
Getty Realty Corp.	466	13,672	0.3

Insurance
Employers Holdings Inc.	3,215	127,668	3.1
Genworth Financial Inc., Class A(a)	19,002	80,759	2.0
Safety Insurance Group Inc.	1,952	168,946	4.1
Stewart Information Services Corp.	799	43,665	1.1

		421,038

Leisure Products
Clarus Corp.	4	82	0.0	(b)

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	2,370	79,537	1.9

Total Reference Entity — Long		4,104,938

Net Value of Reference Entity — HSBC Bank PLC		$4,104,938

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Hope Bancorp Inc.	2,953	$44,413	3.6%
Preferred Bank/Los Angeles	14,181	1,030,959	83.1

		1,075,372

Commercial Services & Supplies
GEO Group Inc. (The)(a)	3,537	23,203	1.9

Insurance
Genworth Financial Inc., Class A(a)	30,985	131,686	10.6

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	303	10,169	0.8

Total Reference Entity — Long		1,240,430

Net Value of Reference Entity — JPMorgan Chase Bank NA		$1,240,430

(a)	Non-income producing security.
(b)	Rounds to less than 0.1%.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$547,229	$—

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$162,059	$—	$—	$—	$162,059
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$547,229	$—	$—	$—	$547,229

	$—	$—	$709,288	$—	$—	$—	$709,288

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(739,303)	$—	$—	$—	$(739,303)
Swaps	—	—	960,407	—	—	—	960,407

	$—	$—	$221,104	$—	$—	$—	$221,104

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$164,954	$—	$—	$—	$164,954
Swaps	—	—	471,776	—	—	—	471,776

	$—	$—	$636,730	$—	$—	$—	$636,730

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,963,410
Total return swaps
Average notional value	$4,403,177

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$162,059	$—
Swaps — OTC(a)	547,229	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	709,288	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(162,059)	—

Total derivative assets and liabilities subject to an MNA	547,229	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® MSCI USA Small-Cap Multifactor ETF

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Goldman Sachs Bank USA	$389,445	$—	$—	$—	$389,445
HSBC Bank PLC	83,067	—	—	—	83,067
JPMorgan Chase Bank NA	74,717	—	—	—	74,717

	$547,229	$—	$—	$—	$547,229

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$981,032,196	$—	$—	$981,032,196
Money Market Funds	62,706,591	—	—	62,706,591

	$1,043,738,787	$—	$—	$1,043,738,787

Derivative financial instruments(a)
Assets
Futures Contracts	$162,059	$—	$—	$162,059
Swaps	—	547,229	—	547,229

	$162,059	$547,229	$—	$709,288

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments July 31, 2022	iShares® U.S. Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
L3Harris Technologies Inc.	5,134	$1,232,006
Lockheed Martin Corp.	11,301	4,676,467
Northrop Grumman Corp.	12,950	6,201,755

		12,110,228

Air Freight & Logistics — 0.3%
Expeditors International of Washington Inc.(a)	1,198	127,288
United Parcel Service Inc., Class B	20,290	3,954,318

		4,081,606

Automobiles — 1.9%
Ford Motor Co.	59,548	874,760
General Motors Co.(b)	76,332	2,767,798
Harley-Davidson Inc.	36,540	1,381,577
Tesla Inc.(b)	19,311	17,214,791
Thor Industries Inc.	2,938	247,762

		22,486,688

Banks — 2.7%
Bank of America Corp.	251,366	8,498,685
Citigroup Inc.	86,178	4,472,638
JPMorgan Chase & Co.	114,708	13,232,715
Popular Inc.	48,704	3,782,840
Wells Fargo & Co.	44,043	1,932,166

		31,919,044

Beverages — 1.7%
Coca-Cola Co. (The)	119,767	7,685,448
Coca-Cola Europacific Partners PLC	7,466	404,060
Monster Beverage Corp.(b)	2,194	218,566
PepsiCo Inc.	66,814	11,689,778

		19,997,852

Biotechnology — 2.3%
AbbVie Inc.	94,260	13,527,253
Amgen Inc.	19,906	4,926,138
Biogen Inc.(b)	5,348	1,150,141
Moderna Inc.(b)	27,678	4,541,683
Vertex Pharmaceuticals Inc.(b)	9,974	2,796,809

		26,942,024

Building Products — 0.4%
Carrier Global Corp.	30,952	1,254,485
Lennox International Inc.	729	174,617
Trane Technologies PLC	14,579	2,142,967
Trex Co. Inc.(b)	17,836	1,150,779

		4,722,848

Capital Markets — 5.4%
Affiliated Managers Group Inc.	15,946	2,015,256
Ameriprise Financial Inc.	13,057	3,524,345
Bank of New York Mellon Corp. (The)	32,394	1,407,843
BlackRock Inc.(c)	4,015	2,686,758
Blackstone Inc., NVS	40,850	4,169,560
Charles Schwab Corp. (The)	31,375	2,166,444
Goldman Sachs Group Inc. (The)	13,453	4,485,096
Interactive Brokers Group Inc., Class A	60,031	3,523,219
Janus Henderson Group PLC	104,312	2,688,120
Jefferies Financial Group Inc.	134,432	4,378,450
LPL Financial Holdings Inc.	4,473	938,972
Moody’s Corp.	2,619	812,545
Morgan Stanley	67,887	5,722,874
MSCI Inc.	9,179	4,418,220
Northern Trust Corp.	17,577	1,753,833

Security	Shares	Value

Capital Markets (continued)
Raymond James Financial Inc.	37,337	$3,676,574
S&P Global Inc.	21,765	8,203,881
State Street Corp.	42,529	3,021,260
Stifel Financial Corp.	23,980	1,434,244
T Rowe Price Group Inc.	920	113,592
XP Inc., Class A(a)(b)	102,488	2,162,497

		63,303,583

Chemicals — 0.5%
Dow Inc.	12,747	678,268
LyondellBasell Industries NV, Class A	7,320	652,358
Olin Corp.	28,434	1,486,245
Scotts Miracle-Gro Co. (The)	24,805	2,206,405
Sherwin-Williams Co. (The)(a)	5,807	1,404,946

		6,428,222

Commercial Services & Supplies — 0.4%
Cintas Corp.	9,059	3,854,514
Tetra Tech Inc.	8,070	1,236,889

		5,091,403

Communications Equipment — 0.8%
Cisco Systems Inc.	93,335	4,234,609
Motorola Solutions Inc.	20,574	4,908,751

		9,143,360

Construction & Engineering — 0.3%
EMCOR Group Inc.	26,664	3,102,890

Consumer Finance — 1.3%
Ally Financial Inc.	137,141	4,535,253
Capital One Financial Corp.	15,438	1,695,556
OneMain Holdings Inc.	80,262	2,985,746
SLM Corp.	179,267	2,796,565
Synchrony Financial	73,764	2,469,619
Upstart Holdings Inc.(a)(b)	12,691	308,772

		14,791,511

Containers & Packaging — 0.6%
Amcor PLC	264,242	3,421,934
Avery Dennison Corp.	17,778	3,385,998

		6,807,932

Diversified Financial Services — 0.0%
Equitable Holdings Inc.	3,956	112,469

Diversified Telecommunication Services — 0.8%
AT&T Inc.	181,699	3,412,307
Lumen Technologies Inc.	43,514	473,868
Verizon Communications Inc.	116,011	5,358,548

		9,244,723

Electric Utilities — 1.6%
Constellation Energy Corp.	33,922	2,242,244
Duke Energy Corp.	32,495	3,572,175
Exelon Corp.	34,326	1,595,816
FirstEnergy Corp.	27,581	1,133,579
NextEra Energy Inc.	51,387	4,341,688
NRG Energy Inc.	28,277	1,067,457
Southern Co. (The)	68,831	5,292,415

		19,245,374

Electrical Equipment — 0.9%
Eaton Corp. PLC	17,944	2,662,710
Emerson Electric Co.	52,301	4,710,751
Generac Holdings Inc.(b)	5,512	1,478,870

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Rockwell Automation Inc.	7,800	$1,991,184

		10,843,515

Electronic Equipment, Instruments & Components — 0.6%
CDW Corp./DE	943	171,183
Jabil Inc.	32,545	1,931,220
Keysight Technologies Inc.(b)	19,479	3,167,286
Zebra Technologies Corp., Class A(b)	3,490	1,248,338

		6,518,027

Energy Equipment & Services — 0.3%
Baker Hughes Co.	53,760	1,381,094
NOV Inc.	29,345	546,111
Schlumberger NV	36,971	1,369,036

		3,296,241

Entertainment — 0.3%
Activision Blizzard Inc.	24,562	1,963,732
Electronic Arts Inc.	14,176	1,860,316

		3,824,048

Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.(a)	6,592	1,785,311
Brixmor Property Group Inc.	91,116	2,112,069
Crown Castle International Corp.	11,427	2,064,402
Equity Residential	16,570	1,298,922
First Industrial Realty Trust Inc.	13,792	716,494
Gaming and Leisure Properties Inc.	10,913	567,367
Kimco Realty Corp.	5,995	132,550
Lamar Advertising Co., Class A	25,135	2,540,143
Prologis Inc.	45,218	5,994,098
Public Storage	6,766	2,208,490
Simon Property Group Inc.	19,934	2,165,630
Vornado Realty Trust	13,594	413,122
Weyerhaeuser Co.	63,401	2,302,724

		24,301,322

Food & Staples Retailing — 1.7%
BJ’s Wholesale Club Holdings Inc.(b)	26,192	1,773,199
Costco Wholesale Corp.	9,010	4,877,113
Kroger Co. (The)	101,746	4,725,084
Walmart Inc.	62,585	8,264,349

		19,639,745

Food Products — 0.9%
General Mills Inc.	67,902	5,078,391
Hershey Co. (The)	14,044	3,201,470
Kraft Heinz Co. (The)	3,082	113,510
Mondelez International Inc., Class A	25,493	1,632,572
Tyson Foods Inc., Class A	3,250	286,032

		10,311,975

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories(a)	71,134	7,742,224
Align Technology Inc.(b)	5,988	1,682,448
DENTSPLY SIRONA Inc.	3,867	139,831
Hologic Inc.(a)(b)	32,055	2,288,086
IDEXX Laboratories Inc.(b)	8,581	3,425,364
Medtronic PLC	49,234	4,555,130
Stryker Corp.	6,856	1,472,326

		21,305,409

Health Care Providers & Services — 3.8%
Cigna Corp.	1,331	366,504
CVS Health Corp.	70,266	6,723,051
DaVita Inc.(a)(b)	19,893	1,674,195

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health Inc.	11,450	$5,462,795
HCA Healthcare Inc.	2,065	438,647
Humana Inc.	7,576	3,651,632
Laboratory Corp. of America Holdings	1,725	452,278
McKesson Corp.	8,448	2,885,668
Molina Healthcare Inc.(b)	14,535	4,763,410
UnitedHealth Group Inc.	32,807	17,792,548

		44,210,728

Health Care Technology — 0.2%
Veeva Systems Inc., Class A(b)	11,445	2,558,873

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings Inc.(b)	1,160	2,245,400
Domino’s Pizza Inc.	2,735	1,072,421
McDonald’s Corp.	38,162	10,050,726
Starbucks Corp.	49,179	4,169,396
Yum! Brands Inc.	37,799	4,631,889

		22,169,832

Household Durables — 0.2%
Newell Brands Inc.	7,693	155,475
Tempur Sealy International Inc.	76,191	2,093,729

		2,249,204

Household Products — 1.7%
Colgate-Palmolive Co.	18,760	1,477,162
Procter & Gamble Co. (The)	130,416	18,116,087

		19,593,249

Independent Power and Renewable Electricity Producers — 0.2%
Vistra Corp.	77,343	1,999,316

Industrial Conglomerates — 0.2%
Honeywell International Inc.	9,498	1,827,985

Insurance — 2.9%
Aflac Inc.	90,261	5,171,956
Allstate Corp. (The)	27,488	3,215,271
American Financial Group Inc./OH	10,898	1,456,845
Everest Re Group Ltd.	2,111	551,710
Fidelity National Financial Inc.	76,649	3,062,894
First American Financial Corp.	67,047	3,888,726
Hartford Financial Services Group Inc. (The)	15,833	1,020,754
MetLife Inc.	87,541	5,536,968
Old Republic International Corp.	46,983	1,093,294
Primerica Inc.	13,301	1,711,706
Principal Financial Group Inc.	20,320	1,360,221
Progressive Corp. (The)	31,723	3,650,048
RenaissanceRe Holdings Ltd.	988	127,758
Travelers Companies Inc. (The)	13,091	2,077,542

		33,925,693

Interactive Media & Services — 3.2%
Alphabet Inc., Class C, NVS(b)	203,660	23,754,902
Match Group Inc.(a)(b)	38,393	2,814,591
Meta Platforms Inc, Class A(b)	65,019	10,344,523

		36,914,016

Internet & Direct Marketing Retail — 3.4%
Amazon.com Inc.(b)	239,761	32,355,747
eBay Inc.	49,846	2,424,011
Etsy Inc.(b)	28,145	2,919,199
MercadoLibre Inc.(a)(b)	1,071	871,483

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Wayfair Inc., Class A(a)(b)	34,427	$1,855,960

		40,426,400

IT Services — 4.4%
Accenture PLC, Class A	28,159	8,623,975
Amdocs Ltd.	27,235	2,371,079
Automatic Data Processing Inc.	8,714	2,101,120
Concentrix Corp.	25,973	3,474,148
Fiserv Inc.(b)	14,159	1,496,323
Gartner Inc.(b)	7,609	2,020,037
GoDaddy Inc., Class A(b)	3,127	231,961
International Business Machines Corp.	28,283	3,699,134
Mastercard Inc., Class A	23,640	8,363,596
Okta Inc.(a)(b)	10,262	1,010,294
Paychex Inc.	2,486	318,904
PayPal Holdings Inc.(b)	25,199	2,180,469
VeriSign Inc.(b)	16,291	3,081,606
Visa Inc., Class A	57,714	12,241,717

		51,214,363

Life Sciences Tools & Services — 1.7%
Agilent Technologies Inc.	21,515	2,885,161
Danaher Corp.	19,937	5,811,037
IQVIA Holdings Inc.(b)	5,436	1,306,108
Mettler-Toledo International Inc.(b)	1,825	2,463,257
Thermo Fisher Scientific Inc.	12,777	7,645,885
West Pharmaceutical Services Inc.(a)	703	241,523

		20,352,971

Machinery — 1.9%
AGCO Corp.	15,482	1,686,299
Caterpillar Inc.	8,462	1,677,592
Deere & Co.	9,218	3,163,433
Dover Corp.	2,981	398,500
Illinois Tool Works Inc.	21,564	4,480,137
Otis Worldwide Corp.	113,307	8,857,208
Parker-Hannifin Corp.	2,581	746,141
Toro Co. (The)	20,927	1,799,513

		22,808,823

Media — 2.0%
Altice USA Inc., Class A(b)	63,117	663,360
Charter Communications Inc., Class A(b)	4,608	1,991,117
Comcast Corp., Class A	121,966	4,576,164
DISH Network Corp., Class A(b)	24,026	417,332
Fox Corp., Class A, NVS	121,211	4,013,296
Interpublic Group of Companies Inc. (The)	146,279	4,369,354
News Corp., Class A, NVS	112,866	1,934,523
Nexstar Media Group Inc., Class A	5,841	1,100,269
Omnicom Group Inc.	25,791	1,801,243
Sirius XM Holdings Inc.(a)	414,064	2,765,948

		23,632,606

Metals & Mining — 0.7%
Alcoa Corp.	12,535	637,906
Nucor Corp.	5,280	717,024
Reliance Steel & Aluminum Co.	27,057	5,147,594
Southern Copper Corp.	36,098	1,797,680
U.S. Steel Corp.	17,627	416,879

		8,717,083

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	136,660	1,723,283

Security	Shares	Value

Multi-Utilities — 0.8%
Ameren Corp.	35,695	$3,323,918
DTE Energy Co.	35,623	4,641,677
Public Service Enterprise Group Inc.	14,186	931,595
Sempra Energy	2,051	340,056
WEC Energy Group Inc.	1,919	199,211

		9,436,457

Multiline Retail — 0.6%
Kohl’s Corp.	16,681	486,084
Macy’s Inc.	175,126	3,090,974
Target Corp.	23,570	3,850,867

		7,427,925

Oil, Gas & Consumable Fuels — 4.1%
Antero Resources Corp.(b)	19,685	780,313
APA Corp.	65,303	2,427,312
Chesapeake Energy Corp.	45,075	4,244,713
Chevron Corp.	62,319	10,206,606
ConocoPhillips	44,188	4,305,237
Devon Energy Corp.	44,850	2,818,822
EOG Resources Inc.	7,138	793,888
Exxon Mobil Corp.	111,448	10,802,655
Kinder Morgan Inc.	69,935	1,258,131
Marathon Oil Corp.	89,956	2,230,909
Occidental Petroleum Corp.	10,829	712,007
Ovintiv Inc.	44,275	2,262,010
PDC Energy Inc.	8,240	541,285
Phillips 66	5,210	463,690
Range Resources Corp.(b)	29,074	961,477
Texas Pacific Land Corp.	1,691	3,101,040
Valero Energy Corp.	5,506	609,900

		48,519,995

Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	53,803	3,423,485

Personal Products — 0.6%
Estee Lauder Companies Inc. (The), Class A	26,238	7,165,598

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	106,011	7,821,492
Eli Lilly & Co.	25,533	8,417,975
Johnson & Johnson	98,227	17,142,576
Merck & Co. Inc.	107,341	9,589,845
Pfizer Inc.	197,870	9,994,414
Royalty Pharma PLC, Class A	34,690	1,508,668
Zoetis Inc.	861	157,175

		54,632,145

Professional Services — 0.8%
ASGN Inc.(b)	8,630	895,449
Booz Allen Hamilton Holding Corp.	22,609	2,170,012
CACI International Inc., Class A(b)	2,837	857,597
ManpowerGroup Inc.	21,950	1,721,099
Robert Half International Inc.	45,393	3,592,402

		9,236,559

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(b)	21,478	1,838,946

Road & Rail — 0.3%
Avis Budget Group Inc.(b)	11,844	2,155,963
Landstar System Inc.	4,912	769,121
Union Pacific Corp.	3,289	747,590

		3,672,674

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices Inc.(b)	17,510	$1,654,170
Applied Materials Inc.	33,996	3,602,896
Broadcom Inc.	13,780	7,378,914
Enphase Energy Inc.(b)	8,699	2,472,082
Intel Corp.	91,210	3,311,835
KLA Corp.	9,446	3,622,919
Lam Research Corp.	8,425	4,216,797
Lattice Semiconductor Corp.(b)	13,445	826,867
Nvidia Corp.	73,774	13,399,572
Qorvo Inc.(b)	23,154	2,409,637
Qualcomm Inc.	49,372	7,161,902
Synaptics Inc.(b)	24,174	3,504,021
Teradyne Inc.	22,337	2,253,580
Texas Instruments Inc.	45,031	8,055,596

		63,870,788

Software — 11.3%
Adobe Inc.(b)	14,763	6,054,602
Aspen Technology Inc.(a)(b)	8,027	1,638,230
Atlassian Corp. PLC, Class A(b)	33,936	7,103,483
Bentley Systems Inc., Class B	4,983	197,327
Cadence Design Systems Inc.(b)	29,687	5,524,157
Crowdstrike Holdings Inc., Class A(b)	14,944	2,743,718
DocuSign Inc.(b)	59,424	3,801,948
Dynatrace Inc.(b)	38,857	1,462,189
Elastic NV(b)	35,621	2,845,762
Fair Isaac Corp.(b)	8,394	3,878,280
Fortinet Inc.(b)	82,690	4,932,458
HubSpot Inc.(b)	3,998	1,231,384
Intuit Inc.	12,192	5,561,625
Manhattan Associates Inc.(b)	30,519	4,293,108
Microsoft Corp.	240,495	67,516,566
Nutanix Inc., Class A(b)	38,872	588,133
Oracle Corp.	66,931	5,209,909
ServiceNow Inc.(b)	2,712	1,211,342
Synopsys Inc.(b)	11,162	4,102,035
UiPath Inc., Class A(b)	26,734	490,034
Workiva Inc.(b)	27,608	1,808,324

		132,194,614

Specialty Retail — 2.6%
AutoNation Inc.(b)	30,257	3,592,716
AutoZone Inc.(b)	229	489,462
Bath & Body Works Inc.	61,043	2,169,468
Best Buy Co. Inc.	45,209	3,480,641
Dick’s Sporting Goods Inc.	38,469	3,600,314
Home Depot Inc. (The)	29,870	8,989,078
Lowe’s Companies Inc.	15,056	2,883,676

Security	Shares	Value

Specialty Retail (continued)
Williams-Sonoma Inc.	35,587	$5,139,474

		30,344,829

Technology Hardware, Storage & Peripherals — 6.9%
Apple Inc.	466,740	75,849,917
Hewlett Packard Enterprise Co.	191,526	2,727,330
HP Inc.	36,310	1,212,391
NetApp Inc.	3,899	278,116
Seagate Technology Holdings PLC	4,453	356,151

		80,423,905

Textiles, Apparel & Luxury Goods — 0.9%
Crocs Inc.(b)	35,987	2,578,109
Deckers Outdoor Corp.(b)	16,777	5,254,724
Nike Inc., Class B	18,490	2,124,871
On Holding AG(b)	51,800	1,127,686

		11,085,390

Tobacco — 0.7%
Altria Group Inc.	16,793	736,541
Philip Morris International Inc.	75,870	7,370,770

		8,107,311

Water Utilities — 0.3%
American Water Works Co. Inc.	18,886	2,935,640

Total Long-Term Investments — 99.7% (Cost: $1,122,301,187)		1,168,212,725

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	11,855,801	11,854,615
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	2,280,000	2,280,000

Total Short-Term Securities — 1.2% (Cost: $14,133,730)		14,134,615

Total Investments in Securities — 100.9% (Cost: $1,136,434,917)		1,182,347,340

Liabilities in Excess of Other Assets — (0.9)%		(10,371,735)

Net Assets — 100.0%		$1,171,975,605

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Equity Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$124,150	$11,736,398	(a)	$—		$(6,818)	$885	$11,854,615	11,855,801	$44,250	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,488,000	—		(208,000	)(a)	—	—	2,280,000	2,280,000	11,727		—
BlackRock Inc.	—	2,759,866		(83,229)		532	9,589	2,686,758	4,015	18,759		—

						$(6,286)	$10,474	$16,821,373		$74,736		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	12	09/16/22	$2,480	$172,785
S&P Mid 400 E-Mini Index	4	09/16/22	1,006	76,168

				$248,953

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$248,953	$—	$—	$—	$248,953

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(173,600)	$—	$—	$—	$(173,600)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$191,667	$—	$—	$—	$191,667

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,602,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares® U.S. Equity Factor ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,168,212,725	$—	$—	$1,168,212,725
Money Market Funds	14,134,615	—	—	14,134,615

	$1,182,347,340	$—	$—	$1,182,347,340

Derivative financial instruments(a)
Assets
Futures Contracts	$248,953	$—	$—	$248,953

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Statements of Assets and Liabilities

July 31, 2022

	iShares International Equity Factor ETF	iShares MSCI Global Multifactor ETF	iShares MSCI Intl Small-Cap Multifactor ETF	iShares MSCI USA Mid-Cap Multifactor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$819,994,612	$118,879,806	$224,280,483	$8,987,888
Investments, at value — affiliated(c)	5,729,608	724,925	4,098,368	167,096
Cash	8,532	11,602	6,961	6,157
Foreign currency, at value(d)	1,029,591	263,483	793,919	—
Cash pledged for futures contracts	—	34,000	—	—
Foreign currency collateral pledged for futures contracts(e)	334,123	—	129,693	—
Receivables:
Investments sold	—	—	779	14
Securities lending income — affiliated	1,714	107	1,314	25
Variation margin on futures contracts	70,317	8,458	24,752	—
Dividends — unaffiliated	1,350,054	259,216	356,668	4,806
Dividends — affiliated	263	236	79	12
Tax reclaims	1,878,429	28,464	202,823	—

Total assets	830,397,243	120,210,297	229,895,839	9,165,998

LIABILITIES
Collateral on securities loaned, at value	5,550,355	534,929	3,999,458	157,106
Deferred foreign capital gain tax	—	48,596	—	—
Payables:
Investments purchased	—	1,226	235,439	—
Investment advisory fees	100,359	33,835	72,306	1,790

Total liabilities	5,650,714	618,586	4,307,203	158,896

NET ASSETS	$824,746,529	$119,591,711	$225,588,636	$9,007,102

NET ASSETS CONSIST OF
Paid-in capital	$1,013,962,121	$124,171,613	$233,972,019	$9,707,429
Accumulated loss	(189,215,592)	(4,579,902)	(8,383,383)	(700,327)

NET ASSETS	$824,746,529	$119,591,711	$225,588,636	$9,007,102

NET ASSET VALUE
Shares outstanding	33,500,000	3,600,000	7,300,000	250,000

Net asset value	$24.62	$33.22	$30.90	$36.03

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$852,759,572	$117,528,318	$227,294,590	$9,606,342
(b) Securities loaned, at value	$5,134,680	$509,451	$3,875,358	$159,204
(c) Investments, at cost — affiliated	$5,729,478	$724,897	$4,097,917	$167,096
(d) Foreign currency, at cost	$1,010,982	$264,200	$787,187	$—
(e) Foreign currency collateral pledged, at cost	$346,197	$—	$133,017	$—

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

	iShares MSCI USA Small-Cap Multifactor ETF	iShares U.S. Equity Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$981,032,196	$1,165,525,967
Investments, at value — affiliated(c)	62,706,591	16,821,373
Cash	—	38,912
Cash pledged for futures contracts	115,000	174,000
Receivables:
Securities lending income — affiliated	45,981	21,293
Variation margin on futures contracts	22,425	45,232
Capital shares sold	163,709	15,263
Dividends — unaffiliated	311,188	1,263,928
Dividends — affiliated	11,848	4,003
Unrealized appreciation on OTC swaps	547,229	—

Total assets	1,044,956,167	1,183,909,971

LIABILITIES
Bank overdraft	52,759	—
Collateral on securities loaned, at value	54,209,036	11,860,548
Payables:
Investment advisory fees	235,262	73,818

Total liabilities	54,497,057	11,934,366

NET ASSETS	$990,459,110	$1,171,975,605

NET ASSETS CONSIST OF
Paid-in capital	$947,357,850	$1,215,484,924
Accumulated earnings (loss)	43,101,260	(43,509,319)

NET ASSETS	$990,459,110	$1,171,975,605

NET ASSET VALUE
Shares outstanding	19,150,000	28,250,000

Net asset value	$51.72	$41.49

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$909,537,076	$1,119,624,018
(b) Securities loaned, at value	$53,289,523	$11,594,435
(c) Investments, at cost — affiliated	$62,697,278	$16,810,899

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations

Year Ended July 31, 2022

	iShares International Equity Factor ETF	iShares MSCI Global Multifactor ETF	iShares MSCI Intl Small-Cap Multifactor ETF	iShares MSCI USA Mid-Cap Multifactor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$36,104,420	$3,639,937	$7,974,065	$124,526
Dividends — affiliated	6,848	740	1,178	26
Securities lending income — affiliated — net	173,795	10,220	37,045	136
Foreign taxes withheld	(2,904,864)	(229,854)	(682,838)	—
Foreign withholding tax claims	14,753	—	—	—

Total investment income	33,394,952	3,421,043	7,329,450	124,688

EXPENSES
Investment advisory fees	2,220,435	462,605	824,301	17,428
Commitment fees	—	1,152	—	—
Professional fees	1,693	217	217	—
Interest expense	—	575	—	—

Total expenses	2,222,128	464,549	824,518	17,428

Net investment income	31,172,824	2,956,494	6,504,932	107,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	15,265,345	(1,576,409)	2,242,328	(109,254)
Investments — affiliated	(876)	(370)	(1,045)	(33)
In-kind redemptions — unaffiliated(b)	1,143,682	6,155,368	6,889,702	854,955
Futures contracts	(190,661)	(37,464)	(90,700)	—
Foreign currency transactions	(686,578)	(32,576)	(201,188)	—

	15,530,912	4,508,549	8,839,097	745,668

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(176,927,448)	(22,559,668)	(44,226,809)	(1,280,657)
Investments — affiliated	134	(51)	(138)	—
Futures contracts	209,486	41,197	62,371	—
Foreign currency translations	(141,315)	(3,235)	(8,197)	—

	(176,859,143)	(22,521,757)	(44,172,773)	(1,280,657)

Net realized and unrealized loss	(161,328,231)	(18,013,208)	(35,333,676)	(534,989)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(130,155,407)	$(15,056,714)	$(28,828,744)	$(427,729)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(98,708)	$305	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$71,901	$—	$—

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2022

	iShares MSCI USA Small-Cap Multifactor ETF	iShares U.S. Equity Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$13,577,698	$19,638,745
Dividends — affiliated	28,095	31,178
Securities lending income — affiliated — net	127,266	43,558
Foreign taxes withheld	(3,152)	(2,587)

Total investment income	13,729,907	19,710,894

EXPENSES
Investment advisory fees	3,080,500	1,910,731
Professional fees	217	217

Total expenses	3,080,717	1,910,948

Net investment income	10,649,190	17,799,946

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,192,404	(28,722,652)
Investments — affiliated	(26,090)	(6,975)
In-kind redemptions — unaffiliated(a)	87,582,245	177,591,168
In-kind redemptions — affiliated(a)	—	689
Futures contracts	(739,303)	(173,600)
Swaps	960,407	—

	99,969,663	148,688,630

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(161,733,250)	(204,925,934)
Investments — affiliated	(1,478)	10,474
Futures contracts	164,954	191,667
Swaps	471,776	—

	(161,097,998)	(204,723,793)

Net realized and unrealized loss	(61,128,335)	(56,035,163)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,479,145)	$(38,235,217)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets

	iShares International Equity Factor ETF		iShares MSCI Global Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,172,824	$26,269,749	$2,956,494	$1,935,087
Net realized gain	15,530,912	52,637,996	4,508,549	8,942,210
Net change in unrealized appreciation (depreciation)	(176,859,143)	158,185,152	(22,521,757)	15,360,776

Net increase (decrease) in net assets resulting from operations	(130,155,407)	237,092,897	(15,056,714)	26,238,073

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(44,913,686)	(28,041,263)	(2,712,880)	(1,828,740)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	102,005,132	(221,453,861)	3,898,080	(5,569,014)

NET ASSETS
Total increase (decrease) in net assets	(73,063,961)	(12,402,227)	(13,871,514)	18,840,319
Beginning of year	897,810,490	910,212,717	133,463,225	114,622,906

End of year	$824,746,529	$897,810,490	$119,591,711	$133,463,225

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Intl Small-Cap Multifactor ETF		iShares MSCI USA Mid-Cap Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,504,932	$3,663,763	$107,260	$37,016
Net realized gain	8,839,097	6,686,176	745,668	578,079
Net change in unrealized appreciation (depreciation)	(44,172,773)	36,389,516	(1,280,657)	518,343

Net increase (decrease) in net assets resulting from operations	(28,828,744)	46,739,455	(427,729)	1,133,438

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,265,089)	(4,357,227)	(90,419)	(35,421)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	68,863,364	30,163,833	3,901,815	1,845,390

NET ASSETS
Total increase in net assets	30,769,531	72,546,061	3,383,667	2,943,407
Beginning of year	194,819,105	122,273,044	5,623,435	2,680,028

End of year	$225,588,636	$194,819,105	$9,007,102	$5,623,435

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets  (continued)

	iShares MSCI USA Small-Cap Multifactor ETF		iShares U.S. Equity Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,649,190	$6,701,924	$17,799,946	$11,104,819
Net realized gain	99,969,663	56,429,952	148,688,630	75,403,464
Net change in unrealized appreciation (depreciation)	(161,097,998)	214,602,815	(204,723,793)	190,471,099

Net increase (decrease) in net assets resulting from operations	(50,479,145)	277,734,691	(38,235,217)	276,979,382

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,443,279)	(8,908,479)	(16,912,315)	(10,121,156)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	36,940,830	207,504,975	131,646,806	(3,635,649)

NET ASSETS
Total increase (decrease) in net assets	(25,981,594)	476,331,187	76,499,274	263,222,577
Beginning of year	1,016,440,704	540,109,517	1,095,476,331	832,253,754

End of year	$990,459,110	$1,016,440,704	$1,171,975,605	$1,095,476,331

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares International Equity Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$30.13	$23.89	$25.68	$28.29	$27.06

Net investment income(a)	0.98	0.79	0.60	0.86	0.83
Net realized and unrealized gain (loss)(b)	(5.09)	6.35	(1.61)	(2.66)	1.28

Net increase (decrease) from investment operations	(4.11)	7.14	(1.01)	(1.80)	2.11

Distributions from net investment income(c)	(1.40)	(0.90)	(0.78)	(0.81)	(0.88)

Net asset value, end of year	$24.62	$30.13	$23.89	$25.68	$28.29

Total Return(d)
Based on net asset value	(13.97)%	29.97%	(4.03)%	(6.26)%	7.84%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived	0.25%	0.30%	0.30%	0.30%	0.30%

Total expenses excluding professional fees for foreign withholding tax claims	0.25%	N/A	N/A	0.30%	N/A

Net investment income	3.54%	2.89%	2.44%	3.31%	2.88%

Supplemental Data
Net assets, end of year (000)	$824,747	$897,810	$910,213	$1,271,005	$981,627

Portfolio turnover rate(f)	113%	45%	40%	44%	39%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$38.13	$29.39	$29.23	$30.57	$27.77

Net investment income(a)	0.81	0.66	0.57	0.66	0.62
Net realized and unrealized gain (loss)(b)	(4.99)	8.73	0.28	(1.36)	2.74

Net increase (decrease) from investment operations	(4.18)	9.39	0.85	(0.70)	3.36

Distributions from net investment income(c)	(0.73)	(0.65)	(0.69)	(0.64)	(0.56)

Net asset value, end of year	$33.22	$38.13	$29.39	$29.23	$30.57

Total Return(d)
Based on net asset value	(11.08)%	32.16%	2.90%	(2.10)%	12.14%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	2.24%	1.92%	2.00%	2.30%	2.05%

Supplemental Data
Net assets, end of year (000)	$119,592	$133,463	$114,623	$112,537	$67,250

Portfolio turnover rate(f)	51%	48%	43%	43%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Small-Cap Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$37.47	$28.44	$28.88	$31.73	$29.27

Net investment income(a)	1.08	0.78	0.68	0.77	0.65
Net realized and unrealized gain (loss)(b)	(6.15)	9.15	(0.32)	(2.97)	2.49

Net increase (decrease) from investment operations	(5.07)	9.93	0.36	(2.20)	3.14

Distributions from net investment income(c)	(1.50)	(0.90)	(0.80)	(0.65)	(0.68)

Net asset value, end of year	$30.90	$37.47	$28.44	$28.88	$31.73

Total Return(d)
Based on net asset value	(13.81)%	35.22%	1.16%	(6.80)%	10.75%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	3.16%	2.31%	2.44%	2.67%	2.03%

Supplemental Data
Net assets, end of year (000)	$225,589	$194,819	$122,273	$77,964	$44,417

Portfolio turnover rate(f)	52%	47%	47%	45%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Mid-Cap Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 06/04/19 to 07/31/19	(a)

Net asset value, beginning of period	$37.49	$26.80	$27.21	$25.57

Net investment income(b)	0.58	0.34	0.39	0.07
Net realized and unrealized gain (loss)(c)	(1.56)	10.68	(0.36)	1.57

Net increase (decrease) from investment operations	(0.98)	11.02	0.03	1.64

Distributions from net investment income(d)	(0.48)	(0.33)	(0.44)	—

Net asset value, end of period	$36.03	$37.49	$26.80	$27.21

Total Return(e)
Based on net asset value	(2.69)%	41.42%	0.23%	6.41	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25%	0.25	%(h)

Net investment income	1.54%	1.04%	1.52%	1.66	%(h)

Supplemental Data
Net assets, end of period (000)	$9,007	$5,623	$2,680	$2,721

Portfolio turnover rate(i)	56%	49%	45%	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Small-Cap Multifactor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$54.65	$37.38	$40.96	$42.97	$36.56

Net investment income(a)	0.56	0.42	0.49	0.53	0.43
Net realized and unrealized gain (loss)(b)	(2.84)	17.43	(3.53)	(2.04)	6.38

Net increase (decrease) from investment operations	(2.28)	17.85	(3.04)	(1.51)	6.81

Distributions from net investment income(c)	(0.65)	(0.58)	(0.54)	(0.50)	(0.40)

Net asset value, end of year	$51.72	$54.65	$37.38	$40.96	$42.97

Total Return(d)
Based on net asset value	(4.23)%	48.13%	(7.39)%	(3.45)%	18.73%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.04%	0.87%	1.31%	1.31%	1.07%

Supplemental Data
Net assets, end of year (000)	$990,459	$1,016,441	$540,110	$258,075	$161,132

Portfolio turnover rate(f)	46%	46%	48%	45%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Equity Factor ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of year	$43.64	$32.57	$32.13	$33.01	$29.24

Net investment income(a)	0.65	0.46	0.57	0.58	0.55
Net realized and unrealized gain (loss)(b)	(2.19)	11.03	0.50	(0.55)	3.76

Net increase (decrease) from investment operations	(1.54)	11.49	1.07	0.03	4.31

Distributions from net investment income(c)	(0.61)	(0.42)	(0.63)	(0.91)	(0.54)

Net asset value, end of year	$41.49	$43.64	$32.57	$32.13	$33.01

Total Return(d)
Based on net asset value	(3.58)%	35.53%	3.50%	0.38%	14.87%

Ratios to Average Net Assets(e)
Total expenses	0.16%	0.20%	0.20%	0.20%	0.20%

Total expenses after fees waived	0.16%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.50%	1.20%	1.79%	1.84%	1.73%

Supplemental Data
Net assets, end of year (000)	$1,171,976	$1,095,476	$832,254	$1,049,184	$1,117,224

Portfolio turnover rate(f)	95%	43%	42%	45%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
International Equity Factor(a)	Diversified
MSCI Global Multifactor	Diversified
MSCI Intl Small-Cap Multifactor	Diversified
MSCI USA Mid-Cap Multifactor	Diversified(b)
MSCI USA Small-Cap Multifactor	Diversified
U.S. Equity Factor(c)	Diversified

(a)	Formerly the iShares MSCI International Multifactor ETF
(b)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(c)	Formerly the iShares MSCI USA Multifactor ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
International Equity Factor
BNP Paribas SA	$31,905	$(31,905)	$—	$—
Citigroup Global Markets, Inc.	57,585	(57,585)	—	—
Goldman Sachs & Co. LLC	5,037,854	(5,037,854)	—	—
J.P. Morgan Securities LLC	7,336	(7,336)	—	—

	$5,134,680	$(5,134,680)	$—	$—

MSCI Global Multifactor
BofA Securities, Inc.	$222,696	$(222,696)	$—	$—
UBS Securities LLC	286,755	(286,755)	—	—

	$509,451	$(509,451)	$—	$—

MSCI Intl Small-Cap Multifactor
BofA Securities, Inc.	$2,404,550	$(2,404,550)	$—	$—
Citigroup Global Markets, Inc.	1,110,574	(1,110,574)	—	—
J.P. Morgan Securities LLC	212,063	(212,063)	—	—
SG Americas Securities LLC	1,575	(1,575)	—	—
State Street Bank & Trust Co.	146,596	(146,596)	—	—

	$3,875,358	$(3,875,358)	$—	$—

MSCI USA Mid-Cap Multifactor
Goldman Sachs & Co. LLC	$159,204	$(157,096)	$—	$2,108	(b)

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI USA Small-Cap Multifactor
Barclays Bank PLC	$5,568,219	$(5,437,840)	$—	$130,379	(b)
BNP Paribas Prime Brokerage International Ltd.	1,676,668	(1,676,668)	—	—
BofA Securities, Inc.	4,553,225	(4,553,225)	—	—
Citigroup Global Markets, Inc.	4,113,170	(4,113,170)	—	—
Credit Suisse Securities (USA) LLC	52,821	(52,821)	—	—
Goldman Sachs & Co. LLC	13,606,131	(13,606,131)	—	—
HSBC Bank PLC	2,907,091	(2,907,091)	—	—
J.P. Morgan Securities LLC	11,739,454	(11,739,454)	—	—
Jefferies LLC	2,382,207	(2,382,207)	—	—
National Financial Services LLC	2,897,986	(2,897,986)	—	—
Scotia Capital (USA), Inc.	989,555	(984,293)	—	5,262	(b)
SG Americas Securities LLC	7,800	(7,800)	—	—
Toronto-Dominion Bank	1,534,584	(1,534,584)	—	—
UBS Securities LLC	1,254,361	(1,254,361)	—	—
Wells Fargo Securities LLC	6,251	(6,251)	—	—

	$53,289,523	$(53,153,882)	$—	$135,641

U.S. Equity Factor
Barclays Bank PLC	$1,432,519	$(1,432,519)	$—	$—
BNP Paribas SA	1,584,610	(1,584,610)	—	—
BofA Securities, Inc.	2,938,253	(2,938,253)	—	—
Citigroup Global Markets, Inc.	754,897	(754,897)	—	—
HSBC Bank PLC	2,763	(2,763)	—	—
ING Financial Markets LLC	224,341	(224,341)	—	—
J.P. Morgan Securities LLC	930,097	(930,097)	—	—
Jefferies LLC	405,109	(405,109)	—	—
Scotia Capital (USA), Inc.	980,857	(980,857)	—	—
SG Americas Securities LLC	625,226	(625,226)	—	—
Toronto-Dominion Bank	120,913	(120,913)	—	—
UBS Securities LLC	1,572,733	(1,572,733)	—	—
Wells Fargo Securities LLC	22,117	(22,117)	—	—

	$11,594,435	$(11,594,435)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares MSCI USA Small-Cap Multifactor ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
International Equity Factor	0.15%
MSCI Global Multifactor	0.35
MSCI Intl Small-Cap Multifactor	0.40
MSCI USA Mid-Cap Multifactor	0.25
MSCI USA Small-Cap Multifactor	0.30
U.S. Equity Factor	0.08

Effective March 31, 2022, for its investment advisory services to the iShares International Equity Factor and iShares U.S. Equity Factor ETFs, BFA is entitled to an annual investment advisory fee of 0.15% and 0.08% respectively, accrued daily and paid monthly by the Funds, based on the average daily net assets of the Funds. Prior to March 31, 2022, BFA was entitled to an annual investment advisory fee of 0.30% and 0.20% respectively, accrued daily and paid monthly by the Funds, based on the average daily net assets of the Funds.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares MSCI Global Multifactor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For year ended July 31, 2022, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Small-Cap Multifactor ETF and iShares U.S. Equity Factor ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Small-Cap Multifactor ETF and iShares U.S. Equity Factor ETF do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Small-Cap Multifactor ETF and iShares U.S. Equity Factor ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Global Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF and iShares International Equity Factor ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that

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Notes to Financial Statements  (continued)

calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
International Equity Factor	$39,076
MSCI Global Multifactor	2,484
MSCI Intl Small-Cap Multifactor	8,909
MSCI USA Mid-Cap Multifactor	52
MSCI USA Small-Cap Multifactor	43,502
U.S. Equity Factor	13,138

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
International Equity Factor	$413,312,720	$347,286,920	$(11,330,255)
MSCI Global Multifactor	25,946,589	20,418,513	(145,726)
MSCI Intl Small-Cap Multifactor	3,632,483	13,576,677	1,414,697
MSCI USA Mid-Cap Multifactor	1,309,707	1,810,943	23,619
MSCI USA Small-Cap Multifactor	49,656,870	92,682,006	17,860,501
U.S. Equity Factor	680,336,942	531,319,279	(2,395,182)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
International Equity Factor	$993,575,713	$986,509,842
MSCI Global Multifactor	69,456,832	66,952,697
MSCI Intl Small-Cap Multifactor	119,290,539	107,287,595
MSCI USA Mid-Cap Multifactor	3,941,915	3,906,629
MSCI USA Small-Cap Multifactor	470,077,552	476,332,354
U.S. Equity Factor	1,112,060,628	1,112,486,610

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
International Equity Factor	$110,773,943	$23,805,341
MSCI Global Multifactor	24,619,773	23,133,301
MSCI Intl Small-Cap Multifactor	72,043,765	16,284,982
MSCI USA Mid-Cap Multifactor	7,714,936	3,842,911
MSCI USA Small-Cap Multifactor	299,770,010	257,265,919
U.S. Equity Factor	658,344,635	525,670,358

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
International Equity Factor	$976,252	$(976,252)
MSCI Global Multifactor	6,073,077	(6,073,077)
MSCI Intl Small-Cap Multifactor	6,782,796	(6,782,796)
MSCI USA Mid-Cap Multifactor	846,122	(846,122)
MSCI USA Small-Cap Multifactor	87,038,593	(87,038,593)
U.S. Equity Factor	176,988,838	(176,988,838)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
International Equity Factor
Ordinary income	$44,913,686	$28,041,263

MSCI Global Multifactor
Ordinary income	$2,712,880	$1,828,740

MSCI Intl Small-Cap Multifactor
Ordinary income	$9,265,089	$4,357,227

MSCI USA Mid-Cap Multifactor
Ordinary income	$90,419	$35,421
Long-term capital gains	—	9,351

	$90,419	$44,772

MSCI USA Small-Cap Multifactor
Ordinary income	$12,443,279	$8,908,479

U.S. Equity Factor
Ordinary income	$16,912,315	$10,121,156

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Notes to Financial Statements  (continued)

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
International Equity Factor	$—	$(150,296,500)	$(35,790,689)	$(3,128,403)	$(189,215,592)
MSCI Global Multifactor	665,219	(6,229,255)	984,134	—	(4,579,902)
MSCI Intl Small-Cap Multifactor	—	(1,891,910)	(6,129,306)	(362,167)	(8,383,383)
MSCI USA Mid-Cap Multifactor	20,971	(72,172)	(649,126)	—	(700,327)
MSCI USA Small-Cap Multifactor	1,556,050	(27,718,924)	69,264,134	—	43,101,260
U.S. Equity Factor	2,064,852	(90,858,028)	45,283,857	—	(43,509,319)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

iShares ETF	Utilized
International Equity Factor	$7,101,568
MSCI Intl Small-Cap Multifactor	2,658,223
MSCI USA Small-Cap Multifactor	11,518,752

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity Factor	$861,477,680	$25,078,447	$(60,778,348)	$(35,699,901)
MSCI Global Multifactor	118,570,235	12,327,084	(11,292,588)	1,034,496
MSCI Intl Small-Cap Multifactor	234,505,987	18,334,016	(24,461,152)	(6,127,136)
MSCI USA Mid-Cap Multifactor	9,804,110	365,380	(1,014,506)	(649,126)
MSCI USA Small-Cap Multifactor	974,474,653	141,237,974	(71,973,840)	69,264,134
U.S. Equity Factor	1,137,063,483	87,662,795	(42,378,938)	45,283,857

9.	LINE OF CREDIT

The iShares MSCI Global Multifactor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Global Multifactor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

For the year ended July 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Multifactor	$1,814,200	$41,042	1.65%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

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Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount
International Equity Factor
Shares sold	4,600,000	$125,984,771	—	$12,077
Shares redeemed	(900,000)	(23,979,639)	(8,300,000)	(221,465,938)

	3,700,000	$102,005,132	(8,300,000)	$(221,453,861)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

	Year Ended 07/31/22		Year Ended 07/31/21
iShares ETF	Shares	Amount	Shares	Amount
MSCI Global Multifactor
Shares sold	800,000	$30,535,806	850,000	$31,730,641
Shares redeemed	(700,000)	(26,637,726)	(1,250,000)	(37,299,655)

	100,000	$3,898,080	(400,000)	$(5,569,014)

MSCI Intl Small-Cap Multifactor
Shares sold	2,600,000	$85,244,456	1,000,000	$33,521,503
Shares redeemed	(500,000)	(16,381,092)	(100,000)	(3,357,670)

	2,100,000	$68,863,364	900,000	$30,163,833

MSCI USA Mid-Cap Multifactor
Shares sold	200,000	$7,735,390	100,000	$3,703,836
Shares redeemed	(100,000)	(3,833,575)	(50,000)	(1,858,446)

	100,000	$3,901,815	50,000	$1,845,390

MSCI USA Small-Cap Multifactor
Shares sold	5,650,000	$308,921,820	7,950,000	$398,014,342
Shares redeemed	(5,100,000)	(271,980,990)	(3,800,000)	(190,509,367)

	550,000	$36,940,830	4,150,000	$207,504,975

U.S. Equity Factor
Shares sold	15,650,000	$661,128,396	3,250,000	$129,318,511
Shares redeemed	(12,500,000)	(529,481,590)	(3,700,000)	(132,954,160)

	3,150,000	$131,646,806	(450,000)	$(3,635,649)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Equity Factor ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On June 15, 2022, the Board approved the liquidation of iShares MSCI USA Mid-Cap Multifactor ETF. After the close of business on August 22, 2022, the Fund no longer accepts creation orders. Trading in the Fund halted prior to market open on August 23, 2022. Proceeds of the liquidation were sent to shareholders on August 25, 2022.

Effective August 12, 2022, the Syndicated Credit Agreement to which the Participating Funds are party was amended to (i) update the interest terms to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed and (ii) extend the termination date to August 11, 2023.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares International Equity Factor ETF

iShares MSCI Global Multifactor ETF

iShares MSCI Intl Small-Cap Multifactor ETF

iShares MSCI USA Mid-Cap Multifactor ETF

iShares MSCI USA Small-Cap Multifactor ETF

iShares U.S. Equity Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	85

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income
International Equity Factor	$34,655,297
MSCI Global Multifactor	3,128,947
MSCI Intl Small-Cap Multifactor	5,816,455
MSCI USA Mid-Cap Multifactor	116,897
MSCI USA Small-Cap Multifactor	13,496,531
U.S. Equity Factor	17,905,692

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income
MSCI Global Multifactor	$2,376
MSCI USA Mid-Cap Multifactor	729
MSCI USA Small-Cap Multifactor	185,578
U.S. Equity Factor	301,891

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Equity Factor	$39,586,844	$2,730,131
MSCI Intl Small-Cap Multifactor	8,307,182	577,482

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI Global Multifactor	35.00%
MSCI USA Mid-Cap Multifactor	100.00%
MSCI USA Small-Cap Multifactor	95.68%
U.S. Equity Factor	96.37%

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares International Equity Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI Global Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Small-Cap Multifactor ETF, iShares U.S. Equity Factor (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	89

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
International Equity Factor	$1.404473	$—	$—	$1.404473	100%	—%	—%		100%
MSCI Global Multifactor	0.730445	—	—	0.730445	100	—	—		100
MSCI Intl Small-Cap Multifactor(a)	1.415182	—	0.086116	1.501298	94	—	6		100
MSCI USA Mid-Cap Multifactor	0.478768	—	—	0.478768	100	—	—		100
MSCI USA Small-Cap Multifactor(a)	0.645409	—	0.000984	0.646393	100	—	0	(b)	100
U.S. Equity Factor	0.614291	—	—	0.614291	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	91

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (unaudited)  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years
Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).
Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. and STOXX Ltd., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0722

JULY 31, 2022

2022 Annual Report

iShares Trust

•	iShares ESG Aware Aggressive Allocation ETF | EAOA | Cboe BZX

•	iShares ESG Aware Conservative Allocation ETF | EAOK | Cboe BZX

•	iShares ESG Aware Growth Allocation ETF | EAOR | Cboe BZX

•	iShares ESG Aware Moderate Allocation ETF | EAOM | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended July 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -10.48% in U.S. dollar terms for the reporting period.

For the first five months of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022, which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.5% in July 2022 — identical to the pre-pandemic rate in February 2020. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to increase.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially beginning in the fourth quarter of 2021. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of July 31, 2022	iShares® ESG Aware Aggressive Allocation ETF

Investment Objective

The iShares ESG Aware Aggressive Allocation ETF(the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent an aggressive risk profile, as represented by the BlackRock ESG Aware Aggressive Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(10.57)%	9.25%	(10.57)%	20.81%
Fund Market	(10.61)	9.24	(10.61)	20.79
Index	(10.55)	9.33	(10.55)	20.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 12, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 905.00	$ 0.09		$ 1,000.00	$ 1,024.70	$ 0.10		0.02%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares® ESG Aware Aggressive Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. After ESG investments reached a record level in 2021, monthly net inflows to ESG-focused investments was negative in May 2022 for the first time in three years. The COVID-19 pandemic served as a motivating factor for many businesses to reexamine their ESG policies.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent an aggressive target risk allocation strategy declined for the reporting period. The equity allocation, which represented approximately 80% of the Index on average, detracted the most from the Index’s return. U.S. stocks, especially large- and mid-capitalization stocks, detracted from the Index’s return, driven primarily by weakness in the interactive media and services industry. A change to the tracking data policies of a popular mobile platform impeded the ability of social media companies to target specific customer demographics, reducing the value of the advertising they sell. Consequently, revenues decreased, weighing heavily on stocks in the growth-oriented industry.

International stocks from developed and emerging market economies were another source of weakness, particularly stocks in Japan, which endured two separate quarters of economic contraction during the reporting period. The Japanese yen declined significantly relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars. Emerging market stocks faced headwinds from China, as significant lockdowns to prevent the spread of COVID-19 weighed on economic activity.

The Index’s bond allocation, which represented approximately 20% of the Index on average, also detracted from the Index’s performance. Four interest rate increases by the Fed led to higher interest rates, decreasing the value of previously-issued bonds.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Class	Percent of Total Investments	(a)

Domestic Equity	52.5%

International Equity	26.6
Domestic Fixed Income	20.9

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware MSCI USA ETF	47.0%

iShares ESG Aware U.S. Aggregate Bond ETF	20.9

iShares ESG Aware MSCI EAFE ETF	18.4

iShares ESG Aware MSCI EM ETF	8.2
iShares ESG Aware MSCI USA Small-Cap ETF	5.5

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® ESG Aware Conservative Allocation ETF

Investment Objective

The iShares ESG Aware Conservative Allocation ETF(the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a conservative risk profile, as represented by the BlackRock ESG Aware Conservative Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(9.65)%	1.00%	(9.65)%	2.15%
Fund Market	(9.68)	1.00	(9.68)	2.15
Index	(9.62)	1.06	(9.62)	2.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 12, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 926.40	$ 0.29		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares® ESG Aware Conservative Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. After ESG investments reached a record level in 2021, monthly net inflows to ESG-focused investments was negative in May 2022 for the first time in three years. The COVID-19 pandemic served as a motivating factor for many businesses to reexamine their ESG policies.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a conservative target risk allocation strategy declined for the reporting period. The bond allocation, which represented approximately 70% of the Index on average, detracted the most from the Index’s return. U.S. bonds led the decline, as the Fed raised short-term interest rates four times, diminishing the value of previously issued bonds. Consequently, all bond categories detracted from the Index’s performance. Rising interest rates drove increased yields (which move inversely to bond prices) on corporate bonds and raised borrowing costs for issuers. Furthermore, corporate bond spreads (the difference between corporate bond yields and the yields of similarly-dated U.S. Treasury bonds) widened, indicating increasing investor caution in an environment of high inflation and rising interest rates.

U.S. Treasury bonds also detracted from the Index’s return, as yields rose at every maturity level. Mortgage-backed securities (“MBS”) declined amid a significant rise in mortgage rates and action by the Fed to reduce its holdings of MBS.

The Index’s equity allocation, which represented approximately 30% of the Index on average, also detracted from the Index’s performance. Large- and mid-capitalization U.S. stocks detracted from the Index’s return, as the reopening-led recovery cooled and the economy contracted in the first half of 2022.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Class	Percent of Total Investments	(a)

Domestic Fixed Income	71.2%

Domestic Equity	19.1
International Equity	9.7

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware U.S. Aggregate Bond ETF	71.2%

iShares ESG Aware MSCI USA ETF	17.1

iShares ESG Aware MSCI EAFE ETF	6.7

iShares ESG Aware MSCI EM ETF	3.0
iShares ESG Aware MSCI USA Small-Cap ETF	2.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® ESG Aware Growth Allocation ETF

Investment Objective

The iShares ESG Aware Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a growth risk profile, as represented by the BlackRock ESG Aware Growth Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(10.11)%	5.97%	(10.11)%	13.20%
Fund Market	(10.15)	5.96	(10.15)	13.18
Index	(10.16)	6.05	(10.16)	13.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 12, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 913.50	$ 0.19		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	iShares® ESG Aware Growth Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. After ESG investments reached a record level in 2021, monthly net inflows to ESG-focused investments was negative in May 2022 for the first time in three years. The COVID-19 pandemic served as a motivating factor for many businesses to reexamine their ESG policies.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a growth target risk allocation strategy declined for the reporting period. The equity allocation, which represented approximately 60% of the Index on average, detracted the most from the Index’s return. U.S. stocks, especially large- and mid-capitalization stocks, detracted from the Index’s return, driven primarily by weakness in the interactive media and services industry. A change to the tracking data policies of a popular mobile platform impeded the ability of social media companies to target specific customer demographics, reducing the value of the advertising they sell.

International stocks from developed and emerging market economies were another source of weakness, particularly stocks in Japan, which experienced two separate quarters of economic contraction during the reporting period. The Japanese yen declined significantly relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars.

The Index’s bond allocation, which represented approximately 40% of the Index on average, also detracted from the Index’s performance. Four interest rate increases by the Fed led to higher interest rates, decreasing the value of previously issued bonds. Rising interest rates drove increased yields (which move inversely to bond prices) on corporate bonds and raised borrowing costs for issuers.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Class	Percent of Total Investments	(a)

Domestic Fixed Income	41.4%

Domestic Equity	38.9
International Equity	19.7

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware U.S. Aggregate Bond ETF	41.4%

iShares ESG Aware MSCI USA ETF	34.8

iShares ESG Aware MSCI EAFE ETF	13.6

iShares ESG Aware MSCI EM ETF	6.1
iShares ESG Aware MSCI USA Small-Cap ETF	4.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares® ESG Aware Moderate Allocation ETF

Investment Objective

The iShares ESG Aware Moderate Allocation ETF(the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a moderate risk profile, as represented by the BlackRock ESG Aware Moderate Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(9.79)%	2.67%	(9.79)%	5.80%
Fund Market	(9.77)	2.69	(9.77)	5.83
Index	(9.79)	2.74	(9.79)	5.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 12, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 922.30	$ 0.24		$ 1,000.00	$ 1,024.50	$ 0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares® ESG Aware Moderate Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. After ESG investments reached a record level in 2021, monthly net inflows to ESG-focused investments was negative in May 2022 for the first time in three years. The COVID-19 pandemic served as a motivating factor for many businesses to reexamine their ESG policies.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a moderate target risk allocation strategy declined for the reporting period. The bond allocation, which represented approximately 60% of the Index on average, detracted the most from the Index’s return. U.S. bonds led the decline, as the Fed raised short-term interest rates four times, diminishing the value of previously issued bonds. Consequently, all bond categories detracted from the Index’s performance. Rising interest rates drove increased yields (which move inversely to bond prices) on corporate bonds and raised borrowing costs for issuers.

U.S. Treasury bonds also detracted from the Index’s return, as yields rose at every maturity level. Mortgage-backed securities (“MBS”) declined amid a significant rise in mortgage rates and action by the Fed to reduce its holdings of MBS.

The Index’s equity allocation, which represented approximately 40% of the Index on average, also detracted from the Index’s performance. Large- and mid-capitalization U.S. stocks led the decline, driven primarily by weakness in the interactive media and services industry. A change to the tracking data policies of a popular mobile platform impeded the ability of social media companies to target specific customer demographics, reducing the value of the advertising they sell.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Class	Percent of Total Investments	(a)

Domestic Fixed Income	61.3%

Domestic Equity	25.7
International Equity	13.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware U.S. Aggregate Bond ETF	61.3%

iShares ESG Aware MSCI USA ETF	23.0

iShares ESG Aware MSCI EAFE ETF	9.0

iShares ESG Aware MSCI EM ETF	4.0
iShares ESG Aware MSCI USA Small-Cap ETF	2.7

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments July 31, 2022	iShares® ESG Aware Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 52.5%
iShares ESG Aware MSCI USA ETF(a)	105,413	$9,687,455
iShares ESG Aware MSCI USA Small-Cap ETF(a)	32,751	1,139,735

		10,827,190

Domestic Fixed Income — 20.9%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	85,985	4,312,148

International Equity — 26.5%
iShares ESG Aware MSCI EAFE ETF(a)	57,176	3,785,623
iShares ESG Aware MSCI EM ETF(a)	52,728	1,687,296

		5,472,919

Total Long-Term Investments — 99.9% (Cost: $22,167,824)		20,612,257

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	20,000	$20,000

Total Short-Term Securities — 0.1% (Cost: $20,000)		20,000

Total Investments in Securities — 100.0% (Cost: $22,187,824)		20,632,257

Other Assets Less Liabilities — 0.0%		6,958

Net Assets — 100.0%		$20,639,215

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$20,000	$—	$0 (a)	$—	$—	$20,000	20,000	$210	$—
iShares ESG Aware MSCI EAFE ETF	3,969,646	1,051,936	(527,197)	122,107	(830,869)	3,785,623	57,176	138,818	—
iShares ESG Aware MSCI EM ETF	1,811,160	524,296	(163,502)	(11,788)	(472,870)	1,687,296	52,728	53,389	—
iShares ESG Aware MSCI USA ETF	9,231,931	2,506,205	(1,191,934)	383,062	(1,241,809)	9,687,455	105,413	120,078	—
iShares ESG Aware MSCI USA Small-Cap ETF	1,109,388	286,303	(106,330)	23,577	(173,203)	1,139,735	32,751	12,327	—
iShares ESG Aware U.S. Aggregate Bond ETF	3,990,925	998,192	(221,050)	(10,898)	(445,021)	4,312,148	85,985	53,897	—

				$506,060	$(3,163,772)	$20,632,257		$378,719	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$20,612,257	$—	$—	$20,612,257
Money Market Funds	20,000	—	—	20,000

	$20,632,257	$—	$—	$20,632,257

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® ESG Aware Conservative Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 19.1%
iShares ESG Aware MSCI USA ETF(a)	16,198	$1,488,596
iShares ESG Aware MSCI USA Small-Cap ETF(a)	5,038	175,322

		1,663,918

Domestic Fixed Income — 71.1%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	123,301	6,183,545

International Equity — 9.7%
iShares ESG Aware MSCI EAFE ETF(a)	8,789	581,920

Security	Shares	Value

International Equity (continued)
iShares ESG Aware MSCI EM ETF(a)	8,110	$259,520

		841,440

Total Investments in Securities — 99.9% (Cost: $9,831,196)		8,688,903

Other Assets Less Liabilities — 0.1%		7,883

Net Assets — 100.0%		$8,696,786

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$—	$0 (b)	$—	$—	$—	—	$116	$—
iShares ESG Aware MSCI EAFE ETF	412,200	3,050,312	(2,359,857)	(347,770)	(172,965)	581,920	8,789	70,717	—
iShares ESG Aware MSCI EM ETF	191,386	1,426,569	(1,037,783)	(224,558)	(96,094)	259,520	8,110	34,000	—
iShares ESG Aware MSCI USA ETF	962,310	7,549,707	(6,180,197)	(482,210)	(361,014)	1,488,596	16,198	74,449	—
iShares ESG Aware MSCI USA Small-Cap ETF	116,722	1,262,871	(1,075,117)	(81,269)	(47,885)	175,322	5,038	7,629	—
iShares ESG Aware U.S. Aggregate Bond ETF	3,903,609	28,140,108	(22,629,025)	(2,526,385)	(704,762)	6,183,545	123,301	273,881	—

				$(3,662,192)	$(1,382,720)	$8,688,903		$460,792	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$8,688,903	$—	$—	$8,688,903

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments July 31, 2022	iShares® ESG Aware Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 38.9%
iShares ESG Aware MSCI USA ETF(a)	52,261	$4,802,786
iShares ESG Aware MSCI USA Small-Cap ETF(a)	16,262	565,918

		5,368,704

Domestic Fixed Income — 41.3%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	113,668	5,700,450

International Equity — 19.6%
iShares ESG Aware MSCI EAFE ETF(a)	28,358	1,877,583
iShares ESG Aware MSCI EM ETF(a)	26,167	837,344

		2,714,927

Total Long-Term Investments — 99.8% (Cost: $14,127,772)		13,784,081

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	20,000	$20,000

Total Short-Term Securities — 0.1% (Cost: $20,000)		20,000

Total Investments in Securities — 99.9% (Cost: $14,147,772)		13,804,081

Other Assets Less Liabilities — 0.1%		8,280

Net Assets — 100.0%		$13,812,361

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$370,000	$—	$(350,000	)(a)	$—	$—	$20,000	20,000	$123	$—
iShares ESG Aware MSCI EAFE ETF	1,213,688	1,023,494	(106,656)		1,136	(254,079)	1,877,583	28,358	50,530	—
iShares ESG Aware MSCI EM ETF	563,602	495,632	(39,838)		(1,609)	(180,443)	837,344	26,167	18,185	—
iShares ESG Aware MSCI USA ETF	2,775,397	2,494,412	(164,363)		2,676	(305,336)	4,802,786	52,261	41,470	—
iShares ESG Aware MSCI USA Small-Cap ETF	325,664	298,836	(8,852)		(1,505)	(48,225)	565,918	16,262	4,236	—
iShares ESG Aware U.S. Aggregate Bond ETF	2,562,736	3,570,909	(41,945)		(5,065)	(386,185)	5,700,450	113,668	49,775	—

					$(4,367)	$(1,174,268)	$13,804,081		$164,319	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$13,784,081	$—	$—	$13,784,081
Money Market Funds	20,000	—	—	20,000

	$13,804,081	$—	$—	$13,804,081

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares® ESG Aware Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 25.6%
iShares ESG Aware MSCI USA ETF(a)	12,877	$1,183,396
iShares ESG Aware MSCI USA Small-Cap ETF(a)	4,007	139,444

		1,322,840

Domestic Fixed Income — 61.2%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	63,014	3,160,152

International Equity — 13.0%
iShares ESG Aware MSCI EAFE ETF(a)	6,987	462,609
iShares ESG Aware MSCI EM ETF(a)	6,447	206,304

		668,913

Total Long-Term Investments — 99.8% (Cost: $5,800,507)		5,151,905

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(a)(b)	10,000	$10,000

Total Short-Term Securities — 0.2% (Cost: $10,000)		10,000

Total Investments in Securities — 100.0% (Cost: $5,810,507)		5,161,905

Other Assets Less Liabilities — 0.0%		553

Net Assets — 100.0%		$5,162,458

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$10,000	(a)	$—	$—	$—	$10,000	10,000	$74	$—
iShares ESG Aware MSCI EAFE ETF	570,445	508,968		(505,126)	52,857	(164,535)	462,609	6,987	19,889	—
iShares ESG Aware MSCI EM ETF	264,909	142,222		(124,345)	(6,461)	(70,021)	206,304	6,447	7,287	—
iShares ESG Aware MSCI USA ETF	1,331,832	1,250,758		(1,261,088)	239,729	(377,835)	1,183,396	12,877	17,743	—
iShares ESG Aware MSCI USA Small-Cap ETF	161,526	130,365		(129,685)	25,533	(48,295)	139,444	4,007	1,819	—
iShares ESG Aware U.S. Aggregate Bond ETF	3,473,067	1,692,753		(1,581,035)	(80,307)	(344,326)	3,160,152	63,014	48,078	—

					$231,351	$(1,005,012)	$5,161,905		$94,890	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$5,151,905	$—	$—	$5,151,905
Money Market Funds	10,000	—	—	10,000

	$5,161,905	$—	$—	$5,161,905

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statements of Assets and Liabilities

July 31, 2022

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF

ASSETS
Investments, at value — affiliated(a)	$20,632,257	$8,688,903	$13,804,081	$5,161,905
Cash	7,254	8,284	8,597	786
Receivables:
Securities lending income — affiliated	4	2	3	2
Dividends — affiliated	77	26	50	24

Total assets	20,639,592	8,697,215	13,812,731	5,162,717

LIABILITIES
Payables:
Investment advisory fees	377	429	370	259

Total liabilities	377	429	370	259

NET ASSETS	$20,639,215	$8,696,786	$13,812,361	$5,162,458

NET ASSETS CONSIST OF
Paid-in capital	$22,229,756	$9,890,185	$14,161,517	$5,840,048
Accumulated loss	(1,590,541)	(1,193,399)	(349,156)	(677,590)

NET ASSETS	$20,639,215	$8,696,786	$13,812,361	$5,162,458

NET ASSET VALUE
Shares outstanding	700,000	350,000	500,000	200,000

Net asset value	$29.48	$24.85	$27.62	$25.81

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — affiliated	$22,187,824	$9,831,196	$14,147,772	$5,810,507

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF

INVESTMENT INCOME
Dividends — affiliated	$378,719	$460,792	$164,319	$94,890

Total investment income	378,719	460,792	164,319	94,890

EXPENSES
Investment advisory fees	37,329	56,585	17,239	10,926

Total expenses	37,329	56,585	17,239	10,926

Less:
Investment advisory fees waived	(32,936)	(38,318)	(13,761)	(7,820)

Total expenses after fees waived	4,393	18,267	3,478	3,106

Net investment income	374,326	442,525	160,841	91,784

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(34,974)	(38,595)	(4,367)	(26,122)
In-kind redemptions — affiliated(a)	541,034	(3,623,597)	—	257,473

	506,060	(3,662,192)	(4,367)	231,351

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(3,163,772)	(1,382,720)	(1,174,268)	(1,005,012)

	(3,163,772)	(1,382,720)	(1,174,268)	(1,005,012)

Net realized and unrealized loss	(2,657,712)	(5,044,912)	(1,178,635)	(773,661)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,283,386)	$(4,602,387)	$(1,017,794)	$(681,877)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	iShares ESG Aware Aggressive Allocation ETF		iShares ESG Aware Conservative Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$374,326	$158,493	$442,525	$56,942
Net realized gain (loss)	506,060	442,494	(3,662,192)	190,927
Net change in unrealized appreciation (depreciation)	(3,163,772)	1,424,458	(1,382,720)	142,098

Net increase (decrease) in net assets resulting from operations	(2,283,386)	2,025,445	(4,602,387)	389,967

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(374,625)	(160,003)	(442,927)	(61,043)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,156,575	14,264,094	8,147,760	1,372,773

NET ASSETS
Total increase in net assets	498,564	16,129,536	3,102,446	1,701,697
Beginning of year	20,140,651	4,011,115	5,594,340	3,892,643

End of year	$20,639,215	$20,140,651	$8,696,786	$5,594,340

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares ESG Aware Growth Allocation ETF		iShares ESG Aware Moderate Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$160,841	$74,095	$91,784	$60,441
Net realized gain (loss)	(4,367)	164,855	231,351	258,057
Net change in unrealized appreciation (depreciation)	(1,174,268)	677,321	(1,005,012)	234,426

Net increase (decrease) in net assets resulting from operations	(1,017,794)	916,271	(681,877)	552,924

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(161,159)	(76,617)	(92,019)	(64,015)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,180,313	3,006,428	126,056	1,404,219

NET ASSETS
Total increase (decrease) in net assets	6,001,360	3,846,082	(647,840)	1,893,128
Beginning of year	7,811,001	3,964,919	5,810,298	3,917,170

End of year	$13,812,361	$7,811,001	$5,162,458	$5,810,298

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware Aggressive Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$33.57	$26.74	$25.32

Net investment income(b)	0.58	0.49	0.10
Net realized and unrealized gain (loss)(c)	(4.10)	6.78	1.44

Net increase (decrease) from investment operations	(3.52)	7.27	1.54

Distributions from net investment income(d)	(0.57)	(0.44)	(0.12)

Net asset value, end of period	$29.48	$33.57	$26.74

Total Return(e)

Based on net asset value	(10.57)%	27.32%	6.10	%(f)

Ratios to Average Net Assets(g)

Total expenses	0.18%	0.18%	0.18	%(h)

Total expenses after fees waived	0.02%	0.02%	0.03	%(h)

Net investment income	1.81%	1.53%	2.74%

Supplemental Data

Net assets, end of period (000)	$20,639	$20,141	$4,011

Portfolio turnover rate(i)	2%	5%	0	%(f)(j)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware Conservative Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$27.97	$25.95	$25.14

Net investment income(b)	0.38	0.33	0.06
Net realized and unrealized gain (loss)(c)	(3.06)	2.05	0.82

Net increase (decrease) from investment operations	(2.68)	2.38	0.88

Distributions(d)
Distributions from net investment income	(0.44)	(0.36)	(0.07)
Return of capital	—	—	(0.00	)(e)

Total distributions	(0.44)	(0.36)	(0.07)

Net asset value, end of period	$24.85	$27.97	$25.95

Total Return(f)

Based on net asset value	(9.65)%	9.23%	3.50	%(g)

Ratios to Average Net Assets(h)

Total expenses	0.18%	0.18%	0.18	%(i)

Total expenses after fees waived	0.06%	0.06%	0.06	%(i)

Net investment income	1.41%	1.21%	1.63%

Supplemental Data

Net assets, end of period (000)	$8,697	$5,594	$3,893

Portfolio turnover rate(j)	3%	4%	0	%(g)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Rounds to less than $0.01.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Annualized.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware Growth Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$31.24	$26.43	$25.25

Net investment income(b)	0.50	0.40	0.08
Net realized and unrealized gain (loss)(c)	(3.64)	4.81	1.20

Net increase (decrease) from investment operations	(3.14)	5.21	1.28

Distributions from net investment income(d)	(0.48)	(0.40)	(0.10)

Net asset value, end of period	$27.62	$31.24	$26.43

Total Return(e)

Based on net asset value	(10.11)%	19.83%	5.08	%(f)

Ratios to Average Net Assets(g)

Total expenses	0.18%	0.18%	0.18	%(h)

Total expenses after fees waived	0.04%	0.03%	0.04	%(h)

Net investment income	1.68%	1.37%	2.29%

Supplemental Data

Net assets, end of period (000)	$13,812	$7,811	$3,965

Portfolio turnover rate(i)	4%	15%	0	%(f)(j)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware Moderate Allocation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$29.05	$26.11	$25.18

Net investment income(b)	0.42	0.35	0.06
Net realized and unrealized gain (loss)(c)	(3.25)	2.96	0.95

Net increase (decrease) from investment operations	(2.83)	3.31	1.01

Distributions(d)
Distributions from net investment income	(0.41)	(0.37)	(0.08)
Return of capital	—	—	(0.00	)(e)

Total distributions	(0.41)	(0.37)	(0.08)

Net asset value, end of period	$25.81	$29.05	$26.11

Total Return(f)

Based on net asset value	(9.79)%	12.76%	4.02	%(g)

Ratios to Average Net Assets(h)

Total expenses	0.18%	0.18%	0.18	%(i)

Total expenses after fees waived	0.05%	0.05%	0.05	%(i)

Net investment income	1.51%	1.25%	1.82%

Supplemental Data

Net assets, end of period (000)	$5,162	$5,810	$3,917

Portfolio turnover rate(j)	15%	4%	0	%(g)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Rounds to less than $0.01.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Annualized.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware Aggressive Allocation	Diversified
ESG Aware Conservative Allocation	Diversified
ESG Aware Growth Allocation	Diversified
ESG Aware Moderate Allocation	Diversified

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund” and collectively, the “underlying funds”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For each of the iShares ESG Aware Aggressive Allocation, iShares ESG Aware Conservative Allocation, iShares ESG Aware Growth Allocation and iShares ESG Aware Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2025, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
ESG Aware Aggressive Allocation	$32,936
ESG Aware Conservative Allocation	38,318
ESG Aware Growth Allocation	13,761
ESG Aware Moderate Allocation	7,820

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware Conservative Allocation	$72,412	$—	$—
ESG Aware Growth Allocation	—	72,408	1,262

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Aware Aggressive Allocation	$502,043	$491,442
ESG Aware Conservative Allocation	916,343	943,845
ESG Aware Growth Allocation	716,542	361,654
ESG Aware Moderate Allocation	896,149	893,796

For the year ended July 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Aware Aggressive Allocation	$4,864,890	$1,718,571
ESG Aware Conservative Allocation	40,513,225	32,338,135
ESG Aware Growth Allocation	7,166,740	—
ESG Aware Moderate Allocation	2,828,917	2,707,483

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Aware Aggressive Allocation	$540,735	$(540,735)
ESG Aware Conservative Allocation	(3,623,999)	3,623,999
ESG Aware Growth Allocation	(318)	318
ESG Aware Moderate Allocation	257,238	(257,238)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 07/31/22	Year Ended 07/31/21
ESG Aware Aggressive Allocation
Ordinary income	$374,625	$160,003

ESG Aware Conservative Allocation
Ordinary income	$442,927	$61,043

ESG Aware Growth Allocation
Ordinary income	$161,159	$76,617

ESG Aware Moderate Allocation
Ordinary income	$92,019	$64,015

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
ESG Aware Aggressive Allocation	$(33,156)	$(1,557,385)	$(1,590,541)
ESG Aware Conservative Allocation	(48,055)	(1,145,344)	(1,193,399)
ESG Aware Growth Allocation	(5,465)	(343,691)	(349,156)
ESG Aware Moderate Allocation	(28,988)	(648,602)	(677,590)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware Aggressive Allocation	$22,189,642	$—	$(1,557,385)	$(1,557,385)
ESG Aware Conservative Allocation	9,834,247	—	(1,145,344)	(1,145,344)
ESG Aware Growth Allocation	14,147,772	253,889	(597,580)	(343,691)
ESG Aware Moderate Allocation	5,810,507	—	(648,602)	(648,602)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware Aggressive Allocation
Shares sold	150,000	$4,873,742	500,000	$15,897,888
Shares redeemed	(50,000)	(1,717,167)	(50,000)	(1,633,794)

	100,000	$3,156,575	450,000	$14,264,094

ESG Aware Conservative Allocation
Shares sold	1,450,000	$40,573,011	100,000	$2,741,067
Shares redeemed	(1,300,000)	(32,425,251)	(50,000)	(1,368,294)

	150,000	$8,147,760	50,000	$1,372,773

ESG Aware Growth Allocation
Shares sold	250,000	$7,180,313	150,000	$4,441,118
Shares redeemed	—	—	(50,000)	(1,434,690)

	250,000	$7,180,313	100,000	$3,006,428

ESG Aware Moderate Allocation
Shares sold	100,000	$2,837,198	100,000	$2,823,915
Shares redeemed	(100,000)	(2,711,142)	(50,000)	(1,419,696)

	—	$126,056	50,000	$1,404,219

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 and for the period June 12, 2020 (commencement of operations) to July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the two years in the period ended July 31, 2022 and for the period June 12, 2020 (commencement of operations) to July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Aware Aggressive Allocation ETF iShares ESG Aware Conservative Allocation ETF iShares ESG Aware Growth Allocation ETF iShares ESG Aware Moderate Allocation ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Dividend Income

ESG Aware Aggressive Allocation	$248,583
ESG Aware Conservative Allocation	116,356
ESG Aware Growth Allocation	74,744
ESG Aware Moderate Allocation	35,151

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

iShares ETF	Qualified Business Income

ESG Aware Aggressive Allocation	$830
ESG Aware Conservative Allocation	490
ESG Aware Growth Allocation	247
ESG Aware Moderate Allocation	119

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Aware Aggressive Allocation	$115,915	$11,105
ESG Aware Conservative Allocation	56,915	5,956
ESG Aware Growth Allocation	38,750	3,444
ESG Aware Moderate Allocation	18,139	1,500

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

ESG Aware Aggressive Allocation	35.53%
ESG Aware Conservative Allocation	19.37%
ESG Aware Growth Allocation	28.25%
ESG Aware Moderate Allocation	21.57%

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

iShares ETF	Interest-Related Dividends

ESG Aware Aggressive Allocation	$46,747
ESG Aware Conservative Allocation	229,622
ESG Aware Growth Allocation	42,727
ESG Aware Moderate Allocation	40,793

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF, iShares ESG Aware Moderate Allocation ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Aware Aggressive Allocation	$0.565961	$—	$—	$0.565961	100%	—%	—%	100%
ESG Aware Conservative Allocation	0.438098	—	—	0.438098	100	—	—	100
ESG Aware Growth Allocation	0.481100	—	—	0.481100	100	—	—	100
ESG Aware Moderate Allocation	0.411540	—	—	0.411540	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 384 funds as of July 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (41)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BlackRock Index Services, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-716-0722

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-five series of the registrant for which the fiscal year-end is July 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $645,300 for the fiscal year ended July 31, 2021 and $651,600 for the fiscal year ended July 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2021 and July 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $436,500 for the fiscal year ended July 31, 2021 and $436,500 for the fiscal year ended July 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2021 and July 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $436,500 for the fiscal year ended July 31, 2021 and $436,500 for the fiscal year ended July 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 23, 2022